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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-05629
ING Investors Trust
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ (Address of principal executive offices)	85258 (Zip code)
CT Corporation System, 101 Federal Street, Boston, MA 02110
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2007 to December 31, 2007

Item 1. Reports to Stockholders.
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Funds
Annual Report
December 31, 2007

Adviser (“ADV”), Institutional (“I”), Service (“S”) and Service 2 (“S2”) Classes

ING Investors Trust

■  ING Disciplined Small Cap Value Portfolio
■  ING EquitiesPlus Portfolio
■  ING Evergreen Health Sciences Portfolio
■  ING Evergreen Omega Portfolio
■  ING Focus 5 Portfolio
■  ING Global Real Estate Portfolio
■  ING Global Resources Portfolio

■	ING Global Technology Portfolio
■	ING International Growth Opportunities Portfolio (formerly, ING International Portfolio)
■  ING Janus Contrarian Portfolio
■  ING JPMorgan Emerging Markets Equity Portfolio
■  ING JPMorgan Small Cap Core Equity Portfolio
■  ING JPMorgan Value Opportunities Portfolio
■  ING Julius Baer Foreign Portfolio
■  ING Legg Mason Value Portfolio
■  ING Limited Maturity Bond Portfolio
■  ING Liquid Assets Portfolio
■  ING Marsico Growth Portfolio
■  ING Marsico International Opportunities Portfolio
■  ING MFS Total Return Portfolio
■  ING MFS Utilities Portfolio
■  ING Oppenheimer Main Street Portfolio®
■  ING PIMCO Core Bond Portfolio
■  ING PIMCO High Yield Portfolio
■  ING Pioneer Equity Income Portfolio
■  ING Pioneer Fund Portfolio
■  ING Pioneer Mid Cap Value Portfolio
■  ING Stock Index Portfolio
■  ING VP Index Plus International Equity Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Dear Shareholder,

It is impossible to discuss the current market climate without acknowledging the recent turmoil brought on by problems in the sub-prime mortgage market. Clearly the excesses in this sector of the market and other segments of collateralized debt have created challenges throughout credit markets worldwide.

Amidst the volatility, we at ING Funds remind our shareholders that the creditworthiness and quality of our funds’ holdings is our ultimate priority — whether those holdings are part of our money market funds, fixed income funds or equity funds. Market volatility is an often present component of investing and we believe the best way to manage through turbulent environments is to build a well-balanced, fully-diversified portfolio, which aligns with your goals and risk tolerance.

ING Funds remains committed to developing and offering a diverse array of mutual funds designed to meet the goals of most investors. We urge you to work with your investment professional to make sure you are invested appropriately. Together, you can select the funds that will help you achieve your financial goals. We thank you for choosing ING Funds and look forward to continuing to serve you.

Sincerely,

Shaun P. Mathews
President
ING Funds
January 28, 2008

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

Market Perspective:  Year Ended December 31, 2007

After recording a solid, if frequently nervous, 8.2% in the first half of the reporting period, global equities in the form of the Morgan Stanley Capital International World Indexsm(1) (“MSCI World Indexsm”) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below) succumbed to a 3.2% loss in the second half of the reporting period, as some important debt markets all but seized up, the crisis threatening the solvency of financial institutions and forcing central bankers to throw lifelines to stranded borrowers, while investors fled to the safe haven of short Treasuries. By year-end, confidence was wavering, oil was nudging $100 per barrel and markets seemed to be pricing in a recession. In currencies, the yen strengthened as “carry trades” were unwound in the flight from risk. The euro benefited from the European Central Bank’s implacable refusal to match the Federal Reserve Board (the “Fed”) and reduce interest rates. But the pound finally gave back some of its recent gains as the UK housing market started to sag. For the second six months, the dollar fell 8.5% and 8.9% against the euro and yen respectively, but rose 0.3% against the pound.

A relentlessly deteriorating housing market had caused alarm in the sub-prime mortgage loan sector, where lax lending standards in a low interest rate environment, had driven foreclosure rates inexorably higher. The problem had been exacerbated over the years by the business of securitizing the loans. They would be sliced, diced and repackaged for handsome fees into other securities, then sold on in their billions worldwide to financial institutions, which purchased them by issuing commercial paper, over the cost of which an effortless profit could apparently be made.

At one level this spreads the loan risk. But when the originator is removed from those taking the risk another is created. Like the banking business in its simplest form, everything depends on confidence. When it became obvious that these securities, many of them rated A or higher, were ultimately backed by sub-prime and not so sub-prime mortgages with questionable repayment prospects, confidence evaporated. The asset-backed commercial paper market contracted sharply. Banks stopped lending to each other. The structured investment vehicles, their investors and sponsoring banks would have to bear huge losses, but which ones and how much?

The Fed’s first response to the liquidity and resulting economic threats was to reduce the discount rate, (the rate it will lend to banks), by 50 basis points (050%) on August 17, 2007 and another 100 basis points (1.00%) in three steps by year end, with matching cuts in the federal funds rate.

But it was no good. Using the discount window had a stigma attached to it while the liquidity problem was not an overnight one. The one-month London Interbank Offered Rate (“LIBOR”) continued to rise even as the Fed eased. A procession of financial institutions announced heavy write-downs of mortgage-backed assets, along with various capital saving and raising initiatives, including the tapping of billions of dollars from sovereign wealth funds based in the Middle-East and Asia, surely a development of historic significance.

The spread between the one-month LIBOR and the federal funds rate only drifted down after the announcement of coordinated central bank action to add liquidity where it was needed including in the U.S., the use of a “term auction facility” where loans would be auctioned and broader forms of collateral would be accepted.

But by year end global economic conditions were still clearly weakening and many felt that the U.S. might already be in or on the cusp of recession.

In U.S. fixed income markets’ the Treasury yield curve steepened in the first half and continued to do so in the second. The yield on the ten-year Treasury Note fell 100 basis points (1.00%) to 4.03%, while the yield on the three-month Bill fell 153 basis points (1.53%) to 3.14%. The broader Lehman Brothers® Aggregate Bond Index(2) (“LBAB”) of investment grade bonds returned 5.93% for the first half of the reporting period and 6.97% for the year ended December 31, 2007.

U.S. equities, represented by the Standard & Poor’s 500® Composite Stock Price Index(3) (“S&P 500® Index”) including dividends, lost 1.4% in the second half, with the worst fourth quarter since 2000, after gaining 7% through June. For a while, as the events described above played out, investors seemed to believe that the Fed had the will and the tools to keep any down turn brief. The S&P 500® Index actually made a new high on October 9, 2007. For the year ended December 31, 2007, the S&P 500® Index returned 5.49%. But, the sense that a serious crisis was only just beginning to unfold and a succession of earnings disappointments especially

Market Perspective:  Year Ended December 31, 2007

among the financials sector, increasingly weighed on sentiment as the year wound down. Bizarrely, gross domestic product (“GDP”) growth was being reported at a brisk 4.9% for the third quarter, even as S&P 500 companies were reporting a decline in operating profits, the first fall in more than five years.

Internationally, MSCI Japan® Index(4) slumped 15.8% in the second half of the reporting period on a resumption of falling consumer prices and fading global growth, while the strengthening yen threatened all-important exports. For the year ended December 31, 2007, the MSCI Japan® Index lost 4.23%. The MSCI Europe ex UK® Index(5) lost 4.8% in the second six months of the reporting period. A first half rally gave way to nervousness in mid-July after another rate increase and turned into a rout as the sub-prime debacle took shape. U.S. rate cuts were not reciprocated by the European Central Bank, which, with headline inflation up to 3.1%, confined its response to making liquidity available to the banking system, a staggering €500 billion on December 18, 2007. In the UK, stocks surged into the summer making the August 2007 slide even more violent than in continental Europe. But similar inflation worries limited the Bank of England to one 0.25% rate reduction despite a clearly weakening housing market. The MSCI UK® Index(5) fell 1.4% in the second half of the reporting period and returned 8.36% for the year ended December 31, 2007.
(1) The MSCI World Indexsm is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada Australia, New Zealand and the Far East.

(2) The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(4) The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(5) The MSCI Europe ex UK® Index is a free float rising adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(6) The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results.  The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING Disciplined Small Cap Value Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Disciplined Small Cap Value Portfolio (the ”Portfolio”) seeks to outperform the total return performance of the Russell 2000® Value Index(1) by investing in common stocks of small companies whose stock prices are believed to be undervalued. The Portfolio is managed by Omar Aquilar, Ph.D., and Vincent Costa, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio’s Class I shares provided a total return of (14.09)% compared to the Russell 2000® Value Index, which returned (9.78)% for the same period.

Portfolio specifics: The Portfolio’s underperformance was primarily due to its “deep value” approach. In the last several months we have seen a rotation from value to growth stocks; in particular, deep value stocks have generally been out of favor. This rotation in style leadership in combination with a spike in volatility triggered by the sub-prime turmoil forced quantitative managers with significant amounts of leverage to systematically unwind positions, which affected many of our strategies during the month of August.

After a tough summer, performance bounced back in the fourth quarter, experiencing positive excess returns as we recalibrated factor weights in our quantitative model to adjust to the new “growth” market environment.

An underweight position in the industrials sector and a slight overweight in financials hurt performance. Overweight positions in the energy and health care sectors benefited performance.

Security selection in the financials, information technology and industrials sectors hurt performance. These losses were partially offset by security selection in the health care and energy sectors.

In the financials sector, overweight positions in real estate companies such as RAIT Financial Trust (sold), Newcastle Investment Corp., and Deerfield Capital Corp. (sold) were the top detractors, as they slipped over 40% in value during the period due to the downturn in the real estate market resulting from the sub-prime turmoil. Top detractors in the information technology sector were overweight positions in Imation Corp. (sold) and Benchmark Electronics Inc., both slipped as they issued lower earnings guidance.

Current Strategy and Outlook: Our research builds a structured Portfolio of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. Our analysis positions the Portfolio to capitalize on what we believe are high quality companies with superior business momentum, growing earnings and attractive valuations.

The Portfolio is currently overweight in the health care, information technology and energy sectors and underweight in the financials, industrials and consumer discretionary sectors.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

Whiting Petroleum Corp.	1.3%
Westar Energy, Inc.	1.2%
WGL Holdings, Inc.	1.2%
IPC Holdings Ltd.	1.2%
IKON Office Solutions, Inc.	1.1%
Sunstone Hotel Investors, Inc.	1.1%
Argo Group International Holdings Ltd.	1.1%
MKS Instruments, Inc.	1.1%
Swift Energy Co.	1.0%
Entegris, Inc.	1.0%

*	Excludes short-term investments related to repurchase agreement and securities lending collateral.

Portfolio holdings are subject to change daily.

ING Disciplined Small Cap Value Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2007
		Since Inception
		of Class I
	1 Year	April 28, 2006

Class I	(14.09)%	(3.48)%
Russell 2000® Value Index(1)	(9.78)%	(1.27	)%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Disciplined Small Cap Value Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Russell 2000® Value Index is an unmanaged index that measures the performance of those Russell 2000 securities with lower price-to-book ratios and lower forecasted growth values.

(2)	Since inception performance of the index is shown from May 1, 2006.

ING EquitiesPlus Portfolio
Portfolio Managers’ Report

Investment Type Allocation
as of December 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING EquitiesPlus Portfolio (the ”Portfolio”) seeks long-term total return that (before fees and expenses) exceeds the total return of the Standard & Poor’s 500® Composite Stock Price Index (”S&P 500® Index”). The Portfolio is managed James B. Kauffmann, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio’s Class S shares returned 2.60% compared to the S&P 500® Index(1), which returned 5.49% for the same period.

Portfolio Specifics: The dramatic sell-off in risk-based fixed-income assets following the summer of 2007 was the primary driver of performance for bond portfolio managers and sectors of the bond market. While the firestorm started with sub-prime mortgages, the unprecedented risk aversion spread quickly and resulted in massive losses at many mortgage companies, banks, and brokerage firms. A few money market funds sought aid from their parent companies, and Britain faced its first bank failure since 1866. Sovereign wealth funds became major players in the re-capitalization of U.S. financial institutions. The bonds of institutions most affected by the de-levering of tarnished assets encountered one of the worst years from a relative performance standpoint. In general, markets made little distinction between the ultimate creditworthiness of individual bonds in the rush for perceived safety. Central banks around the globe were forced to inject liquidity as the inter-bank lending markets came to a near standstill.

The Portfolio replicates the S&P 500® Index through the use of derivatives while investing the remaining assets in shorter duration fixed-income assets; therefore, the extra positive return, if any, of those shorter duration bonds influences the Portfolio’s total return, and the shape of the yield curve, in particular, further influences returns. Market conditions for securitized assets — which include residential mortgage-backed securities (“RMBS”), asset-backed securities (“ABS”), collateralized debt obligations (“CDOs”) and commercial mortgage-backed securities (“CMBS”) — were unfavorable; in fact, buyers shunned these assets with few exceptions for much of the second half of 2007. The fixed-income portion of the Portfolio held a number of short-duration securitized assets which were not immune to the historical illiquidity and rapid decline in prices. Indeed, our overweight to securitized assets, the sector at the epicenter of the 2007 “credit crunch,” was detrimental. In particular, exposures to not-prime RMBS were a drag on performance. A significant portion of the Portfolio is comprised of floating-rate instruments, which also encountered considerable turbulence resulting from the forced liquidations of similar securities by de-levering entities such as hedge funds, SIVs and CDOs. A fair number of corporate floating rate holdings were related to financial entities, a particularly hard-hit industry, and further contributed to underperformance.

Current Outlook and Strategy: Our negative outlook for the U.S. economy remains intact. We believe the events in the U.S. residential real estate market, and the systemic illiquidity these events have spawned will not abate soon. Extraordinary interventions by central banks across the world may have to continue throughout 2008. Initial moves by the Bush administration and the mortgage-lending industry to modify some troubled sub-prime loans may be more palliative than substantive.

Ultimately, bad assets have to be marked down and redistributed to stronger hands, and up to now this has only transpired via forced liquidations at steep discounts or the transfer of these assets to lenders’ bloated balance sheets. Our concern is that the ongoing real estate morass may not yet have hit bottom. Students of economic history often say that banking crises do not simply dissipate of their own accord. More write-downs may be in order. We believe that the troubles in the bond market will soon impact the real economy as lenders retreat and consumers become concerned about a softening labor market and the shrinking value of their homes.

We do not find solace in the global de-coupling theme advocated by others; and we are skeptical that the rest of the world can be untouched by a significant downturn in the U.S. economy. We maintain our long-term negative outlook for financials, construction and other industries afflicted by the residential real estate market; yet, unique tactical trades may arise near-term. Our outlook for the U.S. dollar remains negative, although it may be nearing a temporary oversold condition. Unease in the credit marketplace should persist, and we are comfortable with our current credit shorts or underweights. The potential for swift negative moves in the credit market into the first part of 2008 is worrisome to us; however, valuations of “higher quality” fixed-income assets are becoming somewhat attractive. The heavy new issue calendar for corporate bonds may pressure spreads wider on existing paper as new deals may come at discounts to outstanding paper, but opportunities may soon emerge.

The mortgage-backed securities (“MBS”) team believes that their market has not yet priced in the potential for extension risk, that is, a slowing in prepayments as homeowners are less able to refinance or must stay in their homes longer than in the past due to the weak mortgage origination market. The CMBS market could continue to experience a rough patch in the near-term as it has not been immune to the over-confident lending practices that have hobbled residential MBS.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

SPDR Trust Series 1	7.0%
Residential Funding Mortgage Security I, 6.000%, due 06/25/36	4.4%
U.S. Treasury Note, 3.125%, due 11/30/09	4.2%
Federal National Mortgage Corporation, 5.500%, due 01/01/36	3.9%
Bear Stearns Asset-Backed Securities, Inc., 5.245%, due 06/25/36	3.8%
Credit Suisse Mortgage Capital Certificates, 5.489%, due 08/25/36	3.5%
Residential Capital Corp., 5.646%, due 06/09/08	3.3%
Washington Mutual Mortgage Pass-Through Certificates, 5.389%, due 07/25/36	3.0%
iShares S&P 500 Index Fund	2.9%
COX Enterprises, Inc., 4.375%, due 05/01/08	2.8%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund and U.S. Treasury Bills.

Portfolio holdings are subject to change daily.

ING EquitiesPlus Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2007
		Since Inception		Since Inception		Since Inception
		of Classes ADV and I		of Class S		of Class S2
	1 Year	December 29, 2006		April 28, 2006		June 1, 2006

Class ADV	2.22%	2.20%		—		—
Class I	2.98%	2.96%		—		—
Class S	2.60%	—		6.67%		—
Class S2	2.48%	—		—		8.45%
S&P 500® Index(1)	5.49%	5.49	%(2)	9.13	%(3)	11.67%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING EquitiesPlus Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2)	Since inception performance of the index is shown from January 1, 2007.

(3)	Since inception performance of the index is shown from May 1, 2006.

ING Evergreen Health Sciences Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Evergreen Health Sciences Portfolio (the “Portfolio”) seeks long-term capital growth. The Portfolio is managed by Robert Junkin, Portfolio Manager of Evergreen Investment Management Company, LLC - the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio’s Class S shares provided a total return of 8.56% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”) and the Standard & Poor’s (“S&P”) 1500 Supercomposite Healthcare Index(2), which returned 5.49% and 7.99%, respectively, for the same period.

Portfolio Specifics: After a year of heightened volatility, 2007 closed with mixed results across geographies, asset classes, styles and sectors. In the U.S., growth funds generally posted positive returns while value funds generally lost ground. Large quality fared better than smaller more volatile stocks regardless of style as the sub-prime mortgage funding market and ensuing credit liquidity crunch curbed investors’ risk appetites. In this environment, health care investors were rewarded with positive returns due to continued merger and acquisition activity and a combination of growth potential and attractive relative prices. Small-cap and mid-cap companies generally produced higher gains than their larger cap counterparts within health care and especially within the pharmaceutical and biotechnology industries. Returns from foreign markets were mixed.

The Portfolio benefited from its diversification across market capitalizations, geographies and industry groups within the health care sector. Especially strong positive returns in our German holdings offset weaker returns in our Japanese holdings. Our largest industry exposures were to pharmaceuticals and biotechnology, both of which contributed positively to returns. The largest contributor during the course of the year was also our largest holding, Bayer AG. Bayer AG, a German pharmaceutical company that successfully transitioned from a chemicals focus to health care, outperformed as investors recognized this transition in conjunction with the opportunity for considerable margin expansion and merger synergies. We had lower than benchmark exposure to several larger-cap companies such as Pfizer, Inc., Wyeth and Amgen, Inc., all of which posted negative returns for the year. A small biotechnology company, BiaMorin Pharmaceuticals, Inc., provided strong returns.

On the negative side of the ledger, our lack of exposure to several large pharmacy benefit managers and HMOs including Medco Health Services, Express Scripts, Inc. and Aetna, detracted from returns. The single largest detractor was one particular small-cap pharmaceutical holding, Inyx, Inc., which suddenly filed for bankruptcy in the third quarter due to mounting credit issues. Two other stocks detracting from performance included our low exposure to Merck & Co., Inc., which had strong performance, and our lack of exposure to Gilead Sciences, Inc.

Current Strategy and Outlook: We maintain our largest exposures in the Portfolio to pharmaceuticals and biotechnology. We added to our holdings in the life sciences and tools area due to attractive potential for growth there.

While macro events such as legislation passed in the U.S. Congress can have incrementally positive or negative impacts on the fundamentals of various industries and particular stocks over time, our strategy is to take a long-term approach to investing in the healthcare area and to prudently diversify across market caps, geographies and industry groups within the sector. Our investment process is research driven focusing on a bottom-up look at each company to determine its growth and valuation merits prior to its inclusion in the Portfolio.

In general, we have a positive view of the health care sector’s prospects due to the combination of the development of new products and of rising demand from developed markets’ aging populations and emerging markets’ growing populations. We believe merger and acquisition activity is likely to continue in 2008 and we maintain our exposure to many smaller cap companies. In our opinion, growth prospects in health care look excellent and investors widely expect momentum in the overall economy, which began to decelerate in 2007, could experience a more significant slowdown or possibly contract in 2008. In such a scenario, investors may increase their exposure to the sector due to the appeal of health care as an investment area that is relatively defensive in nature, but which nevertheless offers significant growth opportunities.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

Bayer AG	6.0%
Merck & Co., Inc.	4.5%
CVS Caremark Corp.	2.3%
WellPoint, Inc.	2.2%
Schering-Plough Corp.	2.2%
Thermo Electron Corp.	2.0%
Ipsen	2.0%
Cardinal Health, Inc.	1.9%
Abbott Laboratories	1.8%
Gen-Probe, Inc.	1.7%

*	Excludes short-term investments related to U.S. government agency obligations.

Portfolio holdings are subject to change daily.

ING Evergreen Health Sciences Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2007
		Since Inception		Since Inception		Since Inception
		of Classes ADV and S2		of Class I		of Class S
	1 Year	December 29, 2006		April 28, 2006		May 3, 2004

Class ADV	8.13%	8.08%		—		—
Class I	8.78%	—		10.44%		—
Class S	8.56%	—		—		8.87%
Class S2	8.38%	8.33%		—		—
S&P 500® Index(1)	5.49%	5.49	%(3)	9.13	%(4)	10.03	%(5)
S&P 1500 Supercomposite Healthcare Sector Index(2)	7.99%	7.99	%(3)	9.95	%(4)	6.16	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Evergreen Health Sciences Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2)	The S&P 1500 Supercomposite Healthcare Sector Index is an unmanaged capitalization-weighted index tracking the performance of healthcare stocks reported within the S&P 500®, S&P Midcap 400® Indextm and S&P SmallCap 600® Index (which includes large, medium and small companies).

(3)	Since inception performance of the indices is shown from January 1, 2007.

(4)	Since inception performance of the indices is shown from May 1, 2006.

(5)	Since inception performance of the indices is shown from May 1, 2004.

ING Evergreen Omega Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Evergreen Omega Portfolio (the ”Portfolio”) seeks long-term capital growth. The Portfolio is managed by Aziz Hamzaogullari, CFA, Managing Director and Portfolio Manager of Evergreen Investment Management Company, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio’s Class S shares, provided a total return of 11.65% compared to the Russell 1000® Growth Index(1), which returned 11.81% for the same period.

Portfolio Specifics: For the U.S. equity markets, the year 2007 started out similar to how 2006 ended, with the equity markets still providing solid returns and concerns about the economic growth that started in the third quarter 2006 beginning to grow. By the second half of the year, with financials and housing reeling from the sub-prime loans concerns, the equity markets started to respond unfavorably; this carried through to the end of the year.

Contrary to the prior year, where stock selection in consumer discretionary was one of the major detractors to performance, in 2007 the reverse occurred and stock selection in consumer discretionary was the best contributor to performance. Amazon.com, Inc. and Apollo Group, Inc. in this space were the best performing stocks. In the previous year-end commentary we highlighted Apollo Group, Inc., a leader in post-secondary adult education. We mentioned that, even though Apollo Group, Inc. was under severe margin pressure due to slowing enrollment growth and increased competition and with its shares declining dramatically in the fourth quarter 2006, we added to our holdings, as we believed that the longer-term growth franchise was in tact and valuation was attractive. A similar situation occurred in the case of Amazon.com, Inc. in the first half of 2007, where we considered the margin pressures to be temporary and increased our position as the share declined dramatically. As of 2007 year-end, we have reduced our position in Apollo Group, Inc. significantly because we believe at current prices the stock is close to our intrinsic value. Amazon.com, Inc. still remains our largest holding, as we believe the valuation is still attractive. Consumer staples was another sector that made a positive contribution to relative performance and information technology contributed to absolute performance.

While the major stock performance detractor for the period was Amgen, Inc., the major sector performance detractor was financials.

Amgen, Inc., although the worst performing stock for the year, still remains a top five holding. We still believe Amgen, Inc. is a very solid business with significant sustainable competitive advantages, revenue and cash flow growth, and an ability and good track record of converting its R&D into commercialized blockbuster products, despite its recent setbacks.

Our holdings in the financial sector comprised of Marsh & McLennan Cos., Inc., Legg Mason Inc. and Citigroup, Inc. All three were placed in the ten lowest performing stocks of the Portfolio for the period.

Also our lack of exposure in materials and underweight in energy were major detractors to performance.

Current Strategy and Outlook: Our focus remains on bottom-up company fundamentals rather than top-down macro variables. We refrain from trying to determine macro variables such as interest rates, employment growth and inflation. Our bottom-up analysis leads us to large capitalization stocks and overweight in technology, health care and select consumer names. We are underweight in energy, materials and industrials. We continue to believe that commodities prices are well above our estimate of the marginal cost of production, which in our opinion is not the best time to invest in these cyclical businesses. More importantly, when we looked at the embedded expectations in these companies in terms of margins and returns, we continue to find the current prices unattractive.

We are steadfast in our commitment to long-term investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

Amazon.com, Inc.	7.3%
Altera Corp.	4.8%
Novartis AG ADR	4.7%
Amgen, Inc.	4.6%
Oracle Corp.	4.3%
Google, Inc. – Class A	4.0%
Marsh & McLennan Cos., Inc.	3.9%
Microsoft Corp.	3.8%
Qualcomm, Inc.	3.7%
Legg Mason, Inc.	3.5%

*	Excludes short-term investments related to U.S. government agency obligations.

Portfolio holdings are subject to change daily.

ING Evergreen Omega Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2007
		Since Inception		Since Inception		Since Inception		Since Inception
		of Class ADV		of Class I		of Class S		of Class S2
	1 Year	December 29, 2006		May 2, 2005		May 3, 2004		May 13, 2004

Class ADV	11.09%	11.02%		—		—		—
Class I	11.92%	—		11.84%		—		—
Class S	11.65%	—		—		7.37%		—
Class S2	11.52%	—		—		—		7.26%
Russell 1000® Growth Index(1)	11.81%	11.81	%(2)	12.36	%(3)	8.96	%(4)	8.96	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Evergreen Omega Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Russell 1000® Growth Index measures the performance of the 1,000 largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth. The Russell 3000® index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

(2)	Since inception performance of the index is shown from January 1, 2007.

(3)	Since inception performance of the index is shown from May 1, 2005.

(4)	Since inception performance of the index is shown from May 1, 2004.

ING Focus 5 Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Focus Five Portfolio (the “Portfolio”) seeks total return through capital appreciation and dividend income. The Portfolio is managed by Omar Aguilar, Ph.D. and Vincent Costa, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: Since the Portfolio’s inception on August 20, 2007 through December 31, 2007, the Portfolio’s Class S shares provided a total return of 4.58% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (S&P 500® Index”) which returned 0.28%, for the period beginning September 1, 2007 through December 31, 2007.

Portfolio Specifics: The Portfolio outperformed the S&P 500® Index in 2007 primarily due to its allocations to the: Large Cap 10, Small Cap 40 and the International Blue Chip strategies. The Large Cap 10 and Small Cap 40 strategies performed well due to their bias toward growth companies. During 2007, the Russell 3000® Growth index outperformed the Russell 3000® Value index by approximately 12.41%. The allocation to the International Blue Chip strategy also added value as international markets continued to outperform U.S. equities due to the strong global economy and the falling U.S. dollar.

The 25 Fund and the Blue Chip 10 Fund, which strongly emphasize value, hurt performance as value stocks struggled during the second half of 2007.

Top detractors included underweight positions in Apple Inc., Microsoft Corp. and Exxon Corp. The top contributors were Deere & Co, Freeport-McMoRan Copper & Gold Inc., Aluminium Corp of China Ltd. and Arena Resources, Inc.

Current Strategy and Outlook: The Portfolio is constructed by combining equal weights of the 25 Fund Strategy, U.S. Blue Chip 10 Strategy, U.S. Large Cap Market 10 Strategy, Small Cap 40 Strategy and International Blue-Chip 75 Strategy. Stocks in the individual strategies are selected using preset rules. The Portfolio is rebalanced annually to reset the stock holdings based on the rules.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

General Electric Co.	2.6%
United States Steel Corp.	2.1%
Deere & Co.	2.1%
Medco Health Solutions, Inc.	2.1%
Express Scripts, Inc.	2.1%
Textron, Inc.	2.1%
Constellation Energy Group, Inc.	2.1%
Fluor Corp.	2.1%
Murphy Oil Corp.	2.1%
Hess Corp.	2.1%

* Excludes short-term investments related to repurchase agreement.

Portfolio holdings are subject to change daily.

ING Focus 5 Portfolio
Portfolio Managers’ Report

Cumulative Total Returns for the Period Ended December 31, 2007
	Since Inception
	of Classes ADV, I and S
	August 20, 2007

Class ADV	4.36%
Class I	4.62%
Class S	4.58%
S&P 500® Index(1)	0.28	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Focus 5 Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2)	Since inception performance of the index is shown from September 1, 2007.

ING Global Real Estate Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Global Real Estate Portfolio (the ”Portfolio”) seeks to provide investors with high total return. The Portfolio is managed by T. Ritson Ferguson, Chief Investment Officer, CFA, Steven D. Burton, Managing Director, CFA, and Joseph P. Smith, Managing Director, Portfolio Managers of ING Clarion Real Estate Securities L.P. — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio’s Class I shares provided a total return of (7.03)% compared to the Standard & Poor’s/Citigroup World Property Index(1) (”S&P/Citigroup World Property Index” or “Index”), which returned (7.23)% for the same period.

Portfolio Specifics: 2007 was a tough year for real estate stocks. After a promising start to the year, real estate stocks came under selling pressure later in the year, in particular during the fourth quarter when global listed real estate stocks fell 10%. For the first time since 1998, global real estate stocks fell for the year as the index was down (7.3)% in 2007. European real estate stocks were by far the worst performers, off over 25%, as U.K. real estate stocks went from being one of the best performers in 2006, to one of the worst in 2007, declining 36%. North American real estate stocks were down over 16%, as both U.S. and Canadian companies fell. Real estate investment trusts (“REITs”) suffered one of the worst years ever in the U.S., falling almost 17% (much of it during the fourth quarter) despite the receipt of a healthy 4% dividend. Asia-Pacific was the only region to deliver positive returns for the year, but only because of Hong Kong and Singapore. Hong Kong listed property companies were the only major geography to record positive total returns during the fourth quarter. Japan real estate stocks were off 7% for the year; Australian real estate stocks were up slightly, despite a terrible fourth quarter.

We managed to mitigate the downside. Through a combination of stock selection and asset allocation decisions, we were able to outperform the benchmark for the year. Nearly two-thirds of our relative outperformance during the year came from good stock selection, particularly in Europe and Asia. Our favorable security selections in the U.K. and Austria were offset slightly by our picks in France and Germany. In Asia, Hong Kong stock picks added value despite some drag from mainland China developers during the fourth quarter. In terms of asset allocation, our underweight of Continental Europe and our overweight of Hong Kong were major contributors to outperformance but were partially offset by our overweight of the U.K. and Japan early in the year, and our underweight of Australia.

Current Strategy and Outlook: Economic outlook is the key to our forecast. Real estate demand is a function of economic growth. There is reason for concern. Our expectation is for a significant slowdown in the U.S. economy, possibly even a mild recession. In our opinion, the U.K. economy could be similar. Overall, it seems reasonable to assume that other economies will avoid recession and continue to grow, especially those in the Asia-Pacific region. If central bankers and governments remain vigilant and committed to mitigating the effects of the present financial crisis on wider economic activity, we expect a recovery in the second half of the year. In our opinion, real estate stocks already incorporate a U.S. recession scenario thereby mitigating further downside for real estate stocks if this scenario comes to pass.

If there is a silver lining to the storm clouds that gathered over the property sector in 2007, it is that real estate stocks are poised to deliver positive returns in 2008. As discussed above, valuations at year-end incorporate a fairly pessimistic view of the economy and real estate values.

They say that “hope springs eternal,” but it is apparent that, outside a few places in Asia, investors’ expectations for real estate are gloomy as we start 2008. Furthermore, the news flow will likely be getting worse in terms of private market real estate. More headlines about declining home prices, sub-prime mortgage write-offs and higher residential mortgage delinquencies are a virtual certainty, which will affect the general mood about real estate of all types: residential and commercial. More directly relevant to the commercial real estate companies we invest in will be the flow of data suggesting that private market real estate values are coming down. Unwinding overleveraged real estate deals done before the current credit market turmoil and redemptions in open-end real estate funds that cause forced sales may create some pressure on cap rates and produce some sensational headlines about real estate value declines. All this considered, it will be hard for real estate stocks to mount a sustainable and meaningful rally early-on in 2008. Accordingly, we expect volatility to stay with us for the early part of the year.

We expect outperformance in 2008 from the Asia-Pacific region, driven by continued strength in Hong Kong/China, Australia, and Singapore. We also view valuations in the U.K. as attractive. We expect Continental Europe and the U.S. to underperform. Within the U.S., we favor defensive property sectors such as health care and retail. We expect Japan and Canada to be market performers in 2008.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

Westfield Group	5.7%
Sun Hung Kai Properties Ltd.	4.3%
Mitsubishi Estate Co., Ltd.	4.0%
Unibail	3.6%
Simon Property Group, Inc.	3.5%
Mitsui Fudosan Co., Ltd.	3.5%
Cheung Kong Holdings Ltd.	3.0%
Prologis	2.3%
Boston Properties, Inc.	2.2%
Land Securities Group PLC	2.0%

* Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING Global Real Estate Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2007
		Since Inception		Since Inception		Since Inception
		of Class ADV		of Classes I and S		of Class S2
	1 Year	April 28, 2006		January 3, 2006		May 3, 2006

Class ADV	(7.63)%	8.34%		—		—
Class I	(7.03)%	—		13.23%		—
Class S	(7.29)%	—		12.98%		—
Class S2	(7.39)%	—		—		8.81%
S&P/Citigroup World Property Index(1)	(7.23)%	8.93	%(2)	14.05	%(3)	8.93	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Real Estate Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P/Citigroup World Property Index is an unmanaged market-weighted total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities.

(2)	Since inception performance for the index is shown from May 1, 2006.

(3)	Since inception performance for the index is shown from January 1, 2006.

ING Global Resources Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2007
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Global Resources Portfolio (the ”Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by James A. Vail, Senior Vice President, and David Powers, CFA*, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio’s Class S shares provided a total return of 33.27% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (”S&P 500® Index”) Index and the Standard & Poor’s (“S&P”) GSSITM Natural Resources Index(2), which returned 5.49% and 34.22%, respectively, for the same period.

Portfolio Specifics: In general, 2007 witnessed higher prices for all natural resources as the growth of emerging economies outpaced the industry’s ability to meet demand. Outside the Organisation for Economic Co-operation and Development, per capita consumption of natural resources is significantly behind the developed world. Strikes, higher costs for new production and several project delays all contributed to higher prices across the board.

During the period, the Portfolio benefited from its stock selection in integrated oil and gas and diversified metals and mining. Our overweight in diversified metals and mining and underweight in paper products also helped performance. The declining use of paper caused us to avoid this sector.

Our stock selection in oil and gas exploration and production, and oil and gas equipment and services detracted from relative performance. These industries were also hurt by weakening commodity prices and increasing storage levels. The Portfolio also was hurt by its coal and consumable fuels holdings, which were affected by volatile natural gas prices and falling prices for uranium.

Within integrated oil and gas, Petroleo Brasileiro SA helped results, as did not owning BP. We continue to believe that the outlook for integrated oil is less attractive than the independent oil companies. Major Drilling Group International, Companhia Vale do Rio Dolce (“CVRD”) and First Quantum Minerals Ltd. were also top performers based on undervalued fundamentals and rising commodity prices. More specifically, Major Drilling Group International’s earnings grew substantially due to demand for drilling services in the mining sector. Better iron ore prices impacted CVRD while strong copper prices helped First Quantum Minerals Ltd.

Within oil and gas exploration and production, EXCO Resources (sold) and Plains Exploration (sold) detracted value during the period. Plains Exploration’s stock was under pressure as investors were not impressed by its acquisitions throughout the year. Our holdings in the equipment and services space were a drag on performance, led by Allis-Chalmers Energy (sold) and Geokinetics, Inc. as small-cap stocks were out of favor compared to large-cap. Generalist funds who participated in the sector preferred large-cap companies with broad natural resource exposure as opposed to owning small-cap individual firms. We sold Evergreen Energy, Inc. as its heralded new coal technology presented more challenges than originally anticipated.

Current Strategy and Outlook: We remain convinced that we are in the middle of a longer and stronger natural resource cycle, driven by industrialization and urbanization trends in emerging economies. This is coupled with an acceleration of infrastructure spending globally. These trends are energy and metal intensive. Due to more than a decade of under investment, supply cannot react fast enough to meet demand over the short term. Thus, any supply disruption from strikes, mining mishaps or refinery outages should support higher prices. On top of this, industry consolidation is placing more resources in fewer hands.

In our opinion, this supports higher prices than historical trends would suggest. The overriding theme with gold is a weaker dollar and global distrust of paper currencies. Should the U.S. economy soften, forcing the Federal Reserve to continue easing, we believe the dollar could fall further indicating higher gold prices. We would expect silver to follow gold. Finally, increasingly stringent auto emission standards around the globe are likely to include diesel engines, foreshadowing continued higher prices for platinum and palladium. We believe the Portfolio is well positioned to benefit from these global trends.

*	Effective December 31, 2007, David Powers replaced Anthony Socci as portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

Chevron Corp.	6.5%
ExxonMobil Corp.	6.0%
ConocoPhillips	4.7%
Occidental Petroleum Corp.	4.4%
Apache Corp.	3.1%
Suncor Energy, Inc.	3.0%
Schlumberger Ltd.	3.0%
Halliburton Co.	2.9%
Canadian Natural Resources Ltd.	2.7%
Encana Corp.	2.6%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund and securities lending collateral.

Portfolio holdings are subject to change daily.

ING Global Resources Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2007
				Since Inception		Since Inception		Since Inception
				of Class ADV		of Class I		of Class S2
	1 Year	5 Year	10 Year	December 18, 2006		July 2, 2003		September 9, 2002

Class ADV	32.81%	—	—	30.88%		—		—
Class I	33.60%	—	—	—		30.25%		—
Class S	33.27%	29.25%	10.22%	—		—		—
Class S2	33.09%	29.07%	—	—		—		26.96%
S&P 500® Index(1)	5.49%	12.83%	5.91%	5.49	%(3)	11.56	%(4)	11.27	%(5)
S&P GSSITM Natural Resources Index(2)	34.22%	29.13%	12.80%	34.22	%(3)	29.90	%(4)	26.35	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Resources Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2)	The S&P GSSITM Natural Resources Index, formerly known as Goldman Sachs Natural Resources Index, is an unmanaged index and a market-capitalization-weighted index of 112 stocks designed to measure the performance of companies in the natural resources sector, which includes energy, precious metals, timber and other sub-sectors.

(3)	Since inception performance of the indices is shown from January 1, 2007.

(4)	Since inception performance of the indices is shown from July 1, 2003.

(5)	Since inception performance of the indices is shown from September 1, 2002.

ING Global Technology Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Global Technology Portfolio (the ”Portfolio”) seeks long-term growth of capital. The Portfolio is managed by Michael Pytosh, Portfolio Manager, of ING Investment Management Co. (”ING IM”) — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio’s Class S shares provided a total return of 9.68% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (”S&P 500® Index”), the NYSE Arca Tech 100 IndexSM(2) and the NASDAQ Composite IndexSM(3), which returned 5.49%, 7.77% and 10.59%, respectively, for the same period.

Portfolio Specifics: Health care and information technology made the greatest contributions to Portfolio return for the year. Contributions from health care came mostly from allocation effects; contributions from information technology came mostly from security selection effects. The most significant detractor from return was our security selection among consumer discretionary companies.

The Portfolio outperformed largely due to strong stock selection among internet software and services companies and home entertainment software companies. It was hurt by a handful of names within the technology sector.

Google, Inc. and VeriSign, Inc. were top internet software and services performers. Google Inc.’s market share continued to expand. Its product lead widened as it captured more traffic and advertising dollars. New product initiatives such as mobile phones also generated excitement. VeriSign, Inc., an online security firm, benefited from strong online transactions. A positive management change further boosted investors’ confidence in the firm.

Strong hardware and software sales, especially over the Christmas selling season, helped video game makers such as Nintendo Co., Ltd. (“Nintendo”) and Activision, Inc. Nintendo benefited from robust demand for Wii consoles and games such as Super Mario Galaxy and WiiPlay. The biggest selling software titles were Call of Duty 4 and Guitar Hero 3 by Activision.

As mentioned above, our underweight in Apple was a drag on performance. IT consulting companies Cognizant Technology Solutions Corp. and Infosys Technologies Ltd. (“Infosys”) (sold) were affected by the declining dollar. While their revenues did not change, margins were squeezed due to their higher expenses paid in Indian rupees. We sold Infosys and believe the weakening dollar will stabilize or strengthen reversing this trend. Akamai Technologies was sold as competition heated up. A flood of new entrants began streaming multimedia content on the web jeopardizing Akamai Technologies’ revenues.

Current Strategy and Outlook: We believe the Portfolio is currently positioned to weather a U.S. slowdown. We also believe that growth overseas could potentially help offset concerns in the domestic market. Technology firms with multinational exposure and service and software business models may, in our opinion, be more resilient to changes in the economy. We are actively monitoring current financial conditions to determine if and when to relax our defensive stance.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of December 31, 2007
(as a percent of net assets)

Nintendo Co., Ltd.	5.0%
Oracle Corp.	4.8%
Apple, Inc.	4.7%
Google, Inc. – Class A	4.5%
Microsoft Corp.	4.4%
Intel Corp.	4.3%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4.3%
Qualcomm, Inc.	3.7%
Seagate Technology, Inc.	3.6%
Amphenol Corp.	3.6%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund, repurchase agreement and securities lending collateral.

Portfolio holdings are subject to change daily.

ING Global Technology Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2007
			Since Inception	Since Inception
			of Class S	of Class S2
	1 Year	5 Year	May 1, 2001	September 9, 2002

Class S	9.68%	13.92%	(1.35%)	—
Class S2	9.45%	13.76%	—	14.01%
S&P 500® Index(1)	5.49%	12.83%	4.27%	11.27	% (4)
NYSE Arca Tech 100 Indexsm(2)	7.77%	15.89%	3.40%	15.35	%(4)
NASDAQ Composite Indexsm(3)	10.59%	15.46%	4.07%	14.79	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Technology Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2)	The NYSE Arca Tech 100 Indexsm is a multi-industry technology index measuring the performance of companies using technology innovation across a broad spectrum of industries. It is comprised of 100 listed and over-the-counter stocks from 14 different subsectors including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics and biotechnology.

(3)	The NASDAQ Composite Indexsm is a broad-based capitalization-weighted index that measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market®.

(4)	Since inception performance of the indices is shown from September 1, 2002.

ING International Growth Opportunities Portfolio
Portfolio Managers’ Report

Country Allocation
as of December 31, 2007
(as a percent of net assets)

United Kingdom	20.0%
Japan	11.7%
United States	7.8%
Hong Kong	6.8%
Canada	6.5%
Germany	6.2%
Russia	4.1%
Turkey	4.1%
China	3.9%
South Korea	3.7%
Italy	3.6%
India	3.5%
Countries less than 3.5%(1)	18.2%
Other Assets and Liabilities – Net*	(0.1)%

*	Includes short-term investments related to ING Institutional Prime Money Market Fund, repurchase agreement and securities lending collateral.

(1)	Includes nine countries, which each represents less than 3.5% of net assets.

Portfolio holdings are subject to change daily.

ING International Growth Opportunities Portfolio (the ”Portfolio”) seeks long-term growth of capital. The Portfolio is managed by Uri Landesman, Senior Vice President and Head of International Equities of ING Investment Management Co. — the Sub- Adviser.

Performance: For the year ended December 31, 2007, the Portfolio’s Class S shares provided a total return of 18.47% compared to the Morgan Stanley Capital International Europe, Australasia and Far East Growth Index(1) (”MSCI EAFE Growth IndexSM”) and the Morgan Stanley Capital International Europe, Australasia and Far East® (”MSCI EAFE®”) Index(2), which returned 16.45% and 11.17%, respectively, for the same period.

Portfolio Specifics: 2007 proved to be another successful year for international investors as performance once again ended in positive territory. However, it was certainly a time marked by sharp market turns, the first being a sell-off in February and the subsequent recovery in the months following. Summer saw yet another sharp decline as concerns over the U.S. sub-prime debacle re-emerged and ultimately led to a credit crunch. Despite these concerns, the markets proved resilient and recovered, ultimately renewing investor confidence.

Overall security selection was positive for the year, led surprisingly by strong selection in financials. In addition, our selection and underweight in industrials proved effective, as did selection in consumer discretionary. Further, our underweight and selection within energy added to the result. On a regional level, our exposure to non-benchmark emerging markets and North America boosted performance. Selection and our underweight in Japan proved effective.

The Portfolio was negatively impacted by weak selection within information technology and materials. An underweight and selection in utilities also detracted from results. On a regional level, our underweight and selection within Europe detracted from performance.

Monsanto Co., the U.S.-based producer of agricultural products and seeds, saw shares appreciate due to increased sales, primarily driven by the booming ethanol industry. The Hong Kong investment holding company, New World Development Ltd., was positively affected by increased Asian demand and lower interest rates. PetroChina (sold), the Chinese oil giant, benefited from a greatly appreciated oil price.

Wolseley PLC, a UK-based distributor of heating and plumbing products, saw its shares depreciate on lower profit stemming from the U.S. housing slump. Lanxess AG, which was sold, was the second most significant detractor from results. Itochu Techno-Solutions Corp., a Japanese information technology company slid on lower profits due to higher costs. The Swedish wireless phone provider L.M. Ericsson (sold) was hurt, particularly in the third quarter, by sharply lower profit and revenue growth.

Current Strategy and Outlook: With the increasing possibility of a U.S. recession and slowing of global growth, we believe the outlook for international markets has been tepid. We have taken a more defensive stance; in particular, we have increased cash and decreased our emerging-markets exposure. On the positive side, however, this type of situation has the potential to create an environment in which certain securities can be bought at depressed values.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

Anglo American PLC	3.9%
Reckitt Benckiser PLC	3.1%
Xstrata PLC	2.9%
Li & Fung Ltd.	2.6%
International Power PLC	2.6%
Bayer AG	2.5%
Hengan International Group Co., Ltd.	2.5%
Diageo PLC	2.5%
InBev NV	2.3%
ARM Holdings PLC	2.3%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund, repurchase agreement and securities lending collateral.

Portfolio holdings are subject to change daily.

ING International Growth Opportunities Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2007
			Since Inception		Since Inception		Since Inception		Since Inception
			of Class ADV		of Class I		of Class S		of Class S2
	1 Year	5 Year	December 29, 2006		April 28, 2006		December 17, 2001		September 9, 2002

Class ADV	17.74%	—	17.64%		—		—		—
Class I	18.72%	—	—		14.64%		—		—
Class S	18.47%	19.12%	—		—		12.33%		—
Class S2	18.30%	18.94%	—		—		—		17.28%
MSCI EAFE Growth Indexsm(1)	16.45%	19.85%	16.45	%(3)	14.32	%(4)	12.95	%(5)	17.83	%(6)
MSCI EAFE® Index(2)	11.17%	21.59%	11.17	%(3)	12.97	%(4)	14.33	%(5)	18.97	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Growth Opportunities Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The MSCI EAFE Growthsm Index is an unmanaged index that measures the performance in 20 countries within Europe, Australasia and the Far East with a greater-than-average growth orientation. The MSCI EAFE Growthsm Index more closely tracks the types of securities in which the Portfolio invests than the MSCI EAFE® Index.

(2)	The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or fees of investing.

(3)	Since inception performance for the indices is shown from January 1, 2007.

(4)	Since inception performance of the indices is shown from May 1, 2006.

(5)	Since inception performance of the indices is shown from January 1, 2002.

(6)	Since inception performance of the indices is shown from September 1, 2002.

ING Janus Contrarian Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Janus Contrarian Portfolio (the ”Portfolio”) seeks capital appreciation. The Portfolio is managed by David C. Decker, CFA, Portfolio Manager at Janus Capital Management LLC— the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio’s Class S shares provided a total return of 20.88% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (”S&P 500® Index”), which returned 5.49% for the same period.

Portfolio Specifics: The Portfolio’s outperformance in the reporting period can be largely attributed to strong stock selection within the materials, financials and consumer discretionary sectors. In terms of detractors, an underweight to consumer staples, as well as select names within industrials weighed on performance during the period.

Top Contributors included Owens-Illinois, Inc. and Reliance Industries Ltd. Within materials, glass container manufacturer Owens-Illinois, Inc. was the largest contributor to performance during the period, gaining over 168% as CEO Al Stroucken continued to drive returns on invested capital (“ROIC”) higher by reducing costs and improving margins. Notwithstanding strong performance in 2007, we continue to find the shares of this under-recognized value holding attractive, and believe that management will drive further value creation in the months ahead through additional restructuring of its glass business to create a more global manufacturing footprint.

Indian conglomerate, Reliance Industries Ltd., was the second-largest contributor to performance in 2007, helped by positive developments in the firm’s energy businesses. We continue to believe Reliance Industries Ltd. will be a key beneficiary of industrialization and wealth creation in the Indian economy.

Detractors included St. Joe Co. and J.C. Penney. While the Portfolio’s overall performance relative to the S&P 500® Index was quite strong, several holdings detracted from the absolute performance of the Portfolio.

The largest single detractor during the period was Florida landowner St. Joe Co., declining nearly 33% amid continued weakness in the U.S. housing market. We continue to believe that the shares of this special situation holding are materially undervalued relative to the value of the company’s land base. Furthermore, we believe that management will drive value creation over the long term by holding onto its land until the housing market stabilizes, and gradually starting to handle the entitlement process for saleable land, thus making it more attractive.

The second-largest detractor was retailer J.C. Penney, which declined almost 42% during the period. Notwithstanding the weak performance of the shares driven by investor concerns about a slowdown in consumer spending, we believe J.C. Penney is one of the best-managed and most attractively valued companies in its industry.

Current Strategy and Outlook: While we recognize that the weakness in the U.S. housing market and the related concerns about a potential U.S. economic recession may present a short-term headwind for some of our economically sensitive holdings, we maintain our conviction in the ability of these holdings to create value for investors over the long term.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

Owens-Illinois, Inc.	6.7%
Liberty Global, Inc.	4.7%
Coventry Health Care, Inc.	3.8%
Reliance Industries Ltd.	3.5%
Tenaga Nasional BHD	3.3%
St. Joe Co.	2.8%
Prologis	2.6%
NRG Energy, Inc.	2.6%
ICICI Bank Ltd. ADR	2.5%
Plum Creek Timber Co., Inc.	2.3%

*	Excludes short-term investments related to securities lending collateral and U.S. government agency obligations.

Portfolio holdings are subject to change daily.

ING Janus Contrarian Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2007
			Since Inception		Since Inception		Since Inception		Since Inception
			of Class ADV		of Class I		of Class S		of Class S2
	1 Year	5 Year	December 29, 2006		April 28, 2006		October 2, 2000		September 9, 2002

Class ADV	20.80%	—	20.68%		—		—		—
Class I	21.30%	—	—		20.60%		—		—
Class S	20.88%	24.80%	—		—		9.26%		—
Class S2	20.81%	24.62%	—		—		—		22.41%
S&P 500® Index(1)	5.49%	12.83%	5.49	%(2)	9.13	%(3)	2.03	%(4)	11.27	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Janus Contrarian Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2)	Since inception performance of the index is shown from January 1, 2007.

(3)	Since inception performance of the index is shown from May 1, 2006.

(4)	Since inception performance of the index is shown from October 1, 2000.

(5)	Since inception performance of the index is shown from September 1, 2002.

ING JPMorgan Emerging Markets Equity Portfolio
Portfolio Managers’ Report

Country Allocation
as of December 31, 2007
(as a percent of net assets)

Portfolio holdings are subject to change daily

ING JPMorgan Emerging Markets Equity Portfolio (the ”Portfolio”) seeks capital appreciation. The Portfolio is managed by Austin Forey, Managing Director, Ashraf el Ansary and Greg Mattiko, CFA, Portfolio Managers, of J.P. Morgan Investment Management Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio’s Class S shares provided a total return of 38.53% compared to the Morgan Stanley Capital International Emerging Markets Indexsm(1) (”MSCI EM Indexsm”), which returned 39.39% for the same period.

Portfolio Specifics: At the country level, our overweight positions in Brazil and India contributed to returns for the year ended December 31, 2007. Our underweight positions in Taiwan added to results, while our overweight positions in Mexico and South Africa and underweight positions in China detracted.

Stock selection was particularly strong in Brazil, where energy company Petrobras Brasiliero SA and materials and mining company, Cia Vale do Rio Doce, were major contributors to the Portfolio as their robust performances were driven by strong commodity prices. Late in the period, Petrobras benefited from the discovery of a significant offshore oil field. Our overweight positions in two China-based materials companies, China National Building Materials Co., Ltd. and Anhui Conch Cement Co., Ltd., also contributed significantly to returns as China’s equity market surged throughout the period.

Alternatively, stock selection in Mexico detracted from returns, specifically, our positions in financial services company Grupo Financiero Banorte SA de CV, beverage company Fomento Economico Mexicano SA de CV and Wal-Mart de Mexico SA de CV. Mexico has been adversely affected by concerns of a U.S. slowdown, as it affects the Mexican economy because of its close ties, particularly in manufacturing-related industries. Additionally, stock selection in South Korea detracted from returns. Our overweight in Korean information technology company Samsung Electronics detracted from returns as growing concerns of a global economic slowdown impacted demand forecasts for many of their consumer related products. Steinhoff International Holdings Ltd., a South African retailer, also detracted from returns in the period. Weaker-than-expected growth from the company’s European operations disappointed the market, leading to weak returns.

Our regional weightings were largely unchanged during the year. In Latin America, we remain overweight with a stock-level conviction in Brazil and Mexico. We continue to be significantly underweight in Asia Pacific, specifically in Taiwan and China. This is partially offset by our overweight in India. In Europe, Middle East and Africa (“EMEA”), we moved from neutral to overweight during the year, primarily due to stock-level decisions that added to our positions in South Africa and Egypt.

Current Strategy and Outlook: During the year, many emerging markets economies continued to benefit from strong global demand for commodities, but the asset class remained subject to the ebbs and flows of risk appetite. The liquidity theme dominated the asset class and, by year-end, emerging markets equities were approaching valuation parity with developed markets equities. The notion of whether the U.S. is experiencing a “hard” or “soft” landing will continue to be a theme in the near term. From a fundamental perspective, we believe, emerging markets countries have demonstrated resilience and continue to lead global growth. We maintain our focus on stock-specific ideas and favor companies linked to domestic demand themes offering growth opportunities at fair valuations.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

Petroleo Brasileiro SA ADR	6.8%
Cia Vale do Rio Doce ADR	5.3%
Reliance Industries – Spons GDR	4.3%
China Mobile Ltd.	4.2%
America Movil SA de CV ADR	3.7%
HDFC Bank Ltd. ADR	3.2%
Banco Itau Holding Financeira SA	2.5%
MTN Group Ltd.	2.4%
Samsung Electronics Co., Ltd.	2.3%
Sasol Ltd.	2.3%

*	Excludes short-term investments related to securities lending collateral and U.S. government agency obligation.

Portfolio holdings are subject to change daily.

ING JPMorgan Emerging Markets Equity Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2007
			Since Inception		Since Inception		Since Inception		Since Inception
			of Class ADV		of Class I		of Class S		of Class S2
	1 Year	5 Year	March 23, 2006		December 2, 2005		February 18, 1998		September 9, 2002

Class ADV	38.02%	—	35.19%		—		—		—
Class I	38.86%	—	—		37.62%		—		—
Class S	38.53%	34.34%	—		—		11.48%		—
Class S2	38.29%	34.12%	—		—		—		31.30%
MSCI EM Indexsm(1)	39.39%	37.02%	32.88	%(2)	37.83	%(3)	14.59	%(4)	33.88	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the ING JPMorgan Emerging Markets Equity Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

*	Prior to December 31, 2001, the MSCI EM IndexSM did not include the deduction of withholding taxes.

(1)	The MSCI EM IndexSM is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(2)	Since inception performance for the index is shown from April 1, 2006.

(3)	Since inception performance for the index is shown from December 1, 2005.

(4)	Since inception performance for the index is shown from March 1, 1998.

(5)	Since inception performance for the index is shown from September 1, 2002.

ING JPMorgan Small Cap Core Equity Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2007
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING JPMorgan Small Cap Core Equity Portfolio (the ”Portfolio”) seeks capital growth over the long term. The Portfolio is managed using two investment styles. The first sleeve, which relies on quantitative analysis, is managed by Christopher T. Blum, CFA, Managing Director, Portfolio Manager and Dennis S. Ruhl, CFA, Vice President, Portfolio Manager of J.P. Morgan Investment Management Inc. (”JPMorgan”) — the Sub-Adviser. The second sleeve, which utilizes fundamental analysis, is managed by Glenn Gawronski, CFA, Vice President and Portfolio Manager of JPMorgan — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio’s Class S shares provided a total return of (1.69)% compared to the Russell 2000® Index(1), which returned (1.57)% for the same period.

Portfolio Specifics (Sleeve 1): The sleeve underperformed its benchmark for 2007 as the financial and industrial cyclical sectors detracted from performance. At the stock level, a leading detractor was tobacco company Alliance One International Inc., whose stock declined following a disappointing tobacco crop. An adverse exchange rate environment also hampered its ability to profit from tobacco grown overseas. The Portfolio had invested in Alliance One primarily for its compelling valuation metrics. Also detracting was broadcasting operator Sinclair Broadcast Group Inc. The stock disappointed when some of Sinclair Broadcasting’s clients curbed their television advertising budgets, in particular, automotive industry clients. The Portfolio held Sinclair Broadcasting Group Inc. for its momentum.

Despite underperforming its benchmark, the basic materials and telecommunication sectors positively affected results. Top stock contributors included Internet travel booking company Priceline.com Inc. and fertilizer manufacturer CF Industries Holdings Inc. Priceline.com Inc. benefited from exchange rate movements when the falling dollar allowed international tourists to travel to the U.S. more affordably. Shares of CF Industries Holdings Inc. benefited from the recent agricultural boom that has elevated grain and corn prices. This may be partially attributed to recent ethanol fuel subsidies.

Portfolio Specifics (Sleeve 2): The Portfolio outperformed its benchmark for the period as the financial and producer durables sectors contributed to performance. Contributing at the stock level was aircraft components supplier TransDigm Group Inc., which benefited from an increase in fiscal fourth-quarter earnings. The increase was due to a rise in demand for replacement parts and the inclusion of results from acquisitions. Another major contributor was oilfield services company FMC Technologies Inc., which reported a third-quarter profit increase, driven by strength in its sub-sea systems business as inbound orders rose.

Alternatively, the consumer discretionary and healthcare sectors negatively affected results. Detractors included building products manufacturer NCI Building Systems Inc. and media company Lee Enterprises Inc. NCI Building Systems Inc. announced that its fiscal fourth-quarter profit declined due to a challenging industry environment that led to slow sales in the company’s biggest divisions. Shares of Lee Enterprises Inc. declined due to falling advertising and circulation revenue and fewer publishing days, contributing to lower profits.

Current Strategy and Outlook: We employ a bottom-up approach to stock selection, constructing the Portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. We seek to identify undervalued small-cap companies with leading competitive positions and strong managements. The research process is designed in an effort to identify companies that exhibit sustainable free cash flow, high barriers to entry and proven management teams. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

Analysts continue to reduce short-term earnings estimates through the second quarter of 2008. While the bulk of the weakness is expected in the financials sector, its large weighting in major U.S. equity indexes suggest that the prospects for the sector are likely to affect the market as a whole. We believe tighter access to financing may mean more corporate sector restraint in the coming months, along with rising unemployment, low levels of business investment and slower consumer spending.

Although corporate cost cutting may reduce short-term growth, we believe it is vital to curbing inflationary pressures and maintaining corporate profitability. As was the case in prior profit cycles, earnings challenges are likely to be succeeded by an eventual rebound in profit growth, which ultimately bodes well for stock prices. We cannot rule out material weakness in volatile U.S. equity markets as events run their course. However, in our opinion, a meaningful recovery may only be a matter of time, and the latter part of the year may well provide it.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

ProAssurance Corp.	1.2%
Silgan Holdings, Inc.	1.1%
TransDigm Group, Inc.	0.9%
Exterran Holdings, Inc.	0.9%
CF Industries Holdings, Inc.	0.9%
Terra Industries, Inc.	0.8%
Airgas, Inc.	0.8%
Micros Systems, Inc.	0.8%
Alliant Techsystems, Inc.	0.8%
Waste Connections, Inc.	0.7%

*	Excludes short-term investments related to securities lending collateral, U.S. government agency obligations and U.S. treasury notes.

Portfolio holdings are subject to change daily.

ING JPMorgan Small Cap Core Equity Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2007
			Since Inception		Since Inception		Since Inception	Since Inception
			of Class ADV		of Class I		of Class S	of Class S2
	1 Year	5 Year	August 12, 2004		May 6, 2004		May 1, 2002	September 9, 2002

Class ADV	(2.09)%	—	11.82%		—		—	—
Class I	(1.56)%	—	—		10.48%		—	—
Class S	(1.69)%	14.96%	—		—		8.53%	—
Class S2	(1.90)%	14.77%	—		—		—	13.03%
Russell 2000® Index(1)	(1.57)%	16.25%	11.44	%(2)	10.23	%(3)	8.75%	14.84	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING JPMorgan Small Cap Core Equity Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Russell 2000® Index consists of the smallest 2,000 companies in the Russell 3000® Index. The Russell 3000® Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

(2)	Since inception performance of the index is shown from August 1, 2004.

(3)	Since inception performance of the index is shown from May 1, 2004.

(4)	Since inception performance of the index is shown from September 1, 2002.

ING JPMorgan Value Opportunities Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING JPMorgan Value Opportunities Portfolio (the ”Portfolio”) seeks to provide long-term capital appreciation. The Portfolio is managed by Bradford L. Frishberg, CFA, Managing Director and Alan Gutmann, Vice President, Portfolio Managers of J.P. Morgan Investment Management Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio’s Class S shares, provided a total return of (1.17)% compared to the Russell 1000® Value Index, which returned (0.17)% for the same period.

Portfolio Specifics: The Portfolio underperformed its benchmark in 2007 as stock selection in the insurance and financial sectors negatively impacted results, while stock selection in the consumer staples and technology sectors contributed to results.

A top detractor from performance was MGIC Investment Corp. Shares plunged when the company announced disappointing second-quarter earnings, resulting from accelerating credit losses in a few key states. Additionally, its subsidiary, C-Bass, was caught in the liquidity crunch brought on by the sub-prime lending crisis. MGIC Investment Corp.’s issues with C-Bass forced the termination of its merger with Radian.

Another top detractor was Ambac Financial Group, Inc., an insurer of asset-backed securities, due to continued credit market turmoil and concerns over its exposure to sub-prime mortgages. Shares declined further when the company announced third quarter unrealized mark-to-market loss on credit derivative exposures.

A positive contributor to performance was Internet broker TD Ameritrade Inc. Shares rose from a combination of healthy account activity levels and an increase in market share due to problems at E*TRADE Financial Corp.

Another top contributor was Canadian aluminum producer Alcan Inc. The company was in a dominant position to benefit from a worldwide tightening in aluminum supply and rapid growth in Asia. Additionally, Alcan Inc. announced a $7 billion joint venture agreement with Saudi Arabia’s Ma’aden mining company, which has the potential to be an industry low-cost producer and one of the world’s largest integrated aluminum manufacturers. Shares also rose throughout the period on Alcoa’s hostile bid for Alcan Inc., which would have created the world’s largest aluminum and alumina producer, but a counteroffer emerged and was unanimously accepted by Alcan Inc.’s board.

Current Strategy and Outlook: It is reasonably clear that the fallout from last summer’s turn in the credit cycle has further to go. As analysts continue to slash S&P 500 earnings estimates out to the second quarter of 2008, we believe expectations for growth in U.S. corporate profits are quite gloomy. While the bulk of the earnings weakness is expected in the financial sector, its large weighting in major U.S. equity indexes and the negative implications of diminishing capital for commercial lending activities means that the prospects for the sector are likely to affect the market as a whole.

We believe tighter access to financing and slower profit growth may lead to more corporate restraint in the coming months, which could result in higher unemployment, lower levels of business investment and slower consumer spending. As was the case in prior profit cycles, current earnings challenges are likely to be succeeded by an eventual rebound in profit growth which ultimately could bode well for stock prices.

While the ongoing uncertainty in credit markets and investor risk aversion may hold back equity prices in the first half of 2008, a meaningful recovery may only be a matter of time, and the latter part of the year may well provide it.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

ExxonMobil Corp.	5.3%
Verizon Communications, Inc.	4.5%
General Electric Co.	3.5%
Bank of America Corp.	3.4%
Procter & Gamble Co.	3.2%
Citigroup, Inc.	2.6%
Genworth Financial, Inc.	2.4%
ConocoPhillips	2.3%
Freddie Mac	2.1%
Chevron Corp.	1.7%

*	Excludes short-term investments related to U.S. government agency obligations.

Portfolio holdings are subject to change daily.

ING JPMorgan Value Opportunities Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2007
		Since Inception		Since Inception		Since Inception
		of Class ADV		of Classes I and S2		of Class S
	1 Year	May 30, 2006		May 4, 2005		April 29, 2005

Class ADV	(1.62)%	9.25%		—		—
Class I	(0.96)%.	—		9.15%		—
Class S	(1.17)%	—		—		9.48%
Class S2	(1.29)%	—		8.72%		—
Russell 1000® Value Index(1)	(0.17)%	9.38	%(2)	11.26	%(3)	11.26	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING JPMorgan Value Opportunities Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service provides, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

(2)	Since inception performance of the index is shown from June 1, 2006.

(3)	Since inception performance of the index is shown from May 1, 2005.

ING Julius Baer Foreign Portfolio
Portfolio Managers’ Report

Country Allocation
as of December 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Julius Baer Foreign Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by Rudolph-Riad Younes, CFA, Managing Director and Head of International Equities and Richard C. Pell, Chief Investment Officer and Chief Executive Officer, of Julius Baer Investment Management LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio’s Class S shares provided a total return of 16.47% compared to the Morgan Stanley Capital International All Country World ex-US Index(1) (“MSCI ACWI ex-US”) and the Morgan Stanley Capital International Europe, Australasia and Far East® Index(2) (”MSCI EAFE® Index”), which returned 16.65% and 11.17%, respectively, for the same period. The MSCI ACWI ex-US Index was adopted as the new benchmark for the Portfolio effective May 1, 2007. This benchmark change coincided with the Portfolio’s ability to invest between 0-35% of the portfolio in emerging markets.

Portfolio Specifics: During the period, we underperformed our new benchmark. For several years, we have warned about global imbalances driven mainly by excessive U.S. consumption and Asian over-investment. The Anglo Saxons’ voracious appetite to consume and their addiction to spend and borrow against asset prices has disproportionately benefited Asia from increased trade and some countries and regions such as Canada, Australia, Brazil and Russia from the resulting increase in commodity prices. China has been winning on two fronts: record trade surplus and strong foreign direct investment. These two engines have caused investment in China to grow at an alarming rate, planting the seeds for a potential investment bubble whose dimension can only be scaled once the global economy slows down or the Anglo Saxons wake up from their malaise and start mending their errant ways of borrow and spend.

On one hand, we were rewarded for being underweight domestic Anglo Saxon sectors such as UK retailers and banks. On the other hand, we were punished for being underweight the beneficiaries of that boom. Specifically, our underweight to commodity-oriented markets such as Brazil and Canada detracted. Also, several Asian markets including China and South Korea detracted from results. In China, our underweight to China Mobile Ltd. had a negative impact. In Hong Kong, stock selection, particularly within financials, detracted from results. Our underweight in Japan was a positive contributor to performance particularly our underweight to financials. During the year, the country’s domestic sectors such as banks and consumer related stocks underperformed the exporters, particularly those with significant exposure to China and Asia in general. Our overweight to India had a positive effect on results, with the position in the State Bank of India warrants particularly strong. In Australia, positive stock selection more than compensated for the negative effect of our underweight.

In Europe, German banks — that we favored for their domestic exposure — negated that advantage by making investments that were not core to their activities. By doing so, they exposed us to an area we sought to avoid, depriving us of what we believed to be a safe-haven status. Underperformers include shares of IVG Immobilien AG. Additionally within Germany, stock selection, particularly within industrials, negatively impacted results. Elsewhere, shares of Swedbank AB (Sweden) and Marfin Investment Group Holdings S.A. (Greece) underperformed. Our overweight to Austria, particularly within the financial sector detracted, driven by the position held in Immoeast AG. However, strong stock selection compensated for most of this negative effect, with shares of OMV AG particularly strong. In the UK, both stock selection and our underweight to this market benefited results.

Within Central and Eastern Europe, our overweight to the Czech Republic, particularly in financials as well as Russia proved beneficial, with shares of Komercni Banka AS (Czech Republic), Gazprom and Norilsk Nickel notably strong. However, stock selection in Hungary detracted from results.

Current Strategy and Outlook: We continue to favor industries that are monopolistic or oligopolistic in nature such as airports, seaports and stock exchanges. We also prefer industries leveraged to infrastructure spending such as mining and cement and are attracted to the positive dynamic in the agriculture industry with exposure to producers of agriculture chemicals. In addition, we like the Indian banking sector due to its low relative valuations and high growth opportunities. We believe Russia remains very attractive, as it has lagged many emerging markets despite the cheap valuation and the close to $100 per barrel oil environment.

We remain optimistic toward Central and Eastern Europe based on our belief that it offers the best risk and reward tradeoff, driven mainly driven by integration into the European Union. We are cognizant, however that some countries in this region, in particular Romania and the three Baltic states are faced with their own imbalances (increased inflation and trade imbalances).

Looking at the big picture, we believe that the process of correcting the imbalances has begun. As a result, we believe that both the Anglo Saxons and the Asian economies will share the pain of adjustment. Hence, unlike consensus thinking, we remain cautious on China and Asia.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

OTP Bank Nyrt	3.1%
Komercni Banka AS	2.4%
OAO Gazprom ADR	2.0%
OMV AG	1.6%
Nokia OYJ	1.5%
BHP Billiton Ltd.	1.3%
Nestle SA	1.5%
Total SA	1.3%
Vodafone Group PLC	1.3%
State Bank of India Ltd. (Equity Linked Certificate, Issuer: CLSA Financial Products Ltd.)	1.2%

*	Excludes short-term investments related to securities lending collateral and U.S. government agency obligations.

Portfolio holdings are subject to change daily.

ING Julius Baer Foreign Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2007
			Since Inception		Since Inception		Since Inception	Since Inception
			of Class ADV		of Class I		of Class S	of Class S2
	1 Year	5 Year	April 28, 2006		December 3, 2004		May 1, 2002	September 9, 2002

Class ADV	16.04%	—	15.19%		—		—	—
Class I	16.74%	—	—		21.27%		—	—
Class S	16.47%	21.83%	—		—		15.18%	—
Class S2	16.23%	21.62%	—		—		—	19.57%
MSCI ACWI ex-U.S. Index(1)	16.65%	24.02%	16.06	%(3)	20.93	%(4)	17.06%	21.30	%(5)
MSCI EAFE® Index(2)	11.17%	21.59%	12.97	%(3)	17.97	%(4)	15.00%	18.97	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Julius Baer Foreign Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The MSCI ACWI ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

(2)	The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(3)	Since inception performance for the indices is shown from May 1, 2006.

(4)	Since inception performance for the indices is shown from December 1, 2004.

(5)	Since inception performance for the indices is shown from September 1, 2002.

ING Legg Mason Value Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2007
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Legg Mason Value Portfolio (the ”Portfolio”) seeks long-term growth of capital. The Portfolio is managed by Mary Chris Gay, Senior Vice President, and is based on a master portfolio managed by Bill Miller, Chief Investment Officer and creator of the sub-adviser’s investment process, both Portfolio Managers of Legg Mason Capital Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio’s Class S shares provided a total return of (6.00)% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (”S&P 500® Index”), which returned 5.49% for the same period.

Portfolio Specifics: Equity markets in general saw a solid first half of the year. The upward trend that began in earnest after the Federal Reserve Board’s (the “Fed”) pause last August continued into 2007 until concerns about the sub-prime mortgage market, a possibly overheated Chinese market, and renewed talk about a recession caused a brief dip in late February and early March. Market turmoil began over the summer, however, as a credit and liquidity crunch spooked investors and prompted a market correction. Fears of a further collapse in the sub-prime market led to the avoidance of all things mortgage-related, which in turn froze up the commercial paper and other debt markets. The Fed gave markets a reprieve by stepping in to cut the federal funds and discount rates, but markets fell in the fourth quarter amid renewed fears that secondary effects from the housing slowdown will throw the economy into a recession. Further spooking investors were multi-billion dollar asset write downs at many large financial institutions, several of which prompted CEOs to be terminated. Overall, though, the first half’s strong returns were enough to leave the major indices in positive territory for the year, with growth and large-cap stocks generally assuming leadership from their value and small-cap counterparts, respectively.

The Portfolio’s underperformance was primarily due to weakness from our holdings in the telecommunication and financials sectors; our slight position in the strong-performing energy sector also weighed meaningfully on relative performance. From an individual security perspective, financial holdings Countrywide Financial Corp., Citigroup, Inc., and Capital One Financial Corp. were hurt by the credit and liquidity crunch and worries that the consumer will falter. Homebuilders Pulte Homes, Inc. and Centex Corp. were casualties of the stalled housing market and unclear outlook for when it will revive. In the telecommunications space, Sprint Nextel Corp. and Qwest Communications International, Inc. both faltered for company-specific reasons. On the upside, Internet companies Amazon.com, Inc. and Google, Inc. saw significant share price appreciation as worrisome trends reversed (Amazon) and the gap widened to its nearest competitor (Google).

Investors also showed a strong distaste for anything exposed to the “extended” U.S. consumer, evidenced by the 13% slump in the S&P 500 consumer discretionary sector index. The weak sentiment aggravated investors’ harsh response to quarterly earnings disappointments, such as those reported by Sears Holdings. In July, Sears Holdings’ shares suffered a severe sell-off after the retailer preannounced the halving of its second-quarter profit amid sales decline. The company’s dismal third-quarter earnings and glum year-end outlook extended the recent streak of downbeat news from retailers, and sparked further sell-off in November.

Current Strategy and Outlook: While we continue to monitor issues in the credit and housing markets and the economy overall, we continue to believe the stock market looks very attractive from a valuation standpoint, as well as compared to the bond market. Even allowing for the possibility that consensus 2008 earnings estimates may be slightly too high, we still see mid- to high-single-digit returns for 2008 as being a reasonable expectation. That being said, we recognize that the distribution of outcomes for 2008 is wider than usual. With the recent market turmoil, we view many beaten financials and consumer-related stocks as among the more attractive opportunities in the market.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of December 31, 2007
(as a percent of net assets)

Amazon.com, Inc.	6.8%
AES Corp.	6.1%
UnitedHealth Group, Inc.	5.7%
Aetna, Inc.	5.0%
JPMorgan Chase & Co.	4.7%
Qwest Communications International, Inc.	3.9%
Sprint Nextel Corp.	3.9%
eBay, Inc.	3.4%
Yahoo!, Inc.	3.4%
Google, Inc. – Class A	3.1%

Portfolio holdings are subject to change daily.

ING Legg Mason Value Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2007
			Since Inception		Since Inception		Since Inception		Since Inception
			of Class ADV		of Class I		of Class S		of Class S2
	1 Year	5 Year	April 11, 2005		May 6, 2004		October 2, 2000		September 9, 2002

Class ADV	(6.30)%	—	3.73%		—		—		—
Class I	(5.71)%	—	—		5.44%		—		—
Class S	(6.00)%	8.16%	—		—		1.03%		—
Class S2	(6.12)%	7.97%	—		—		—		7.16%
S&P 500® Index(1)	5.49%	12.83%	10.31	%(2)	10.03	%(3)	2.03	%(4)	11.27	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Legg Mason Value Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2)	Since inception performance of the index is shown from April 1, 2005.

(3)	Since inception performance of the index is shown from May 1, 2004.

(4)	Since inception performance of the index is shown from October 1, 2000.

(5)	Since inception performance of the index is shown from September 1, 2002.

ING Limited Maturity Bond Portfolio
Portfolio Managers’ Report

Investment Type Allocation
as of December 31, 2007
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Limited Maturity Bond Portfolio (the ”Portfolio”) seeks the highest current income consistent with low risk to principal and liquidity. As a secondary objective, the Portfolio seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal. The Portfolio is managed by a team of investment professionals led by James B. Kauffmann of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio’s Class S shares provided a total return of 5.77% compared to the Lehman Brothers® 1-3 Year Government/Credit Bond Index(1), which returned 6.83% for the same period.

Portfolio Specifics: The dramatic sell-off in risk-based fixed-income assets following the summer of 2007 was the primary driver of performance for bond portfolio managers and sectors of the bond market. While the firestorm started with sub-prime mortgages, the unprecedented risk aversion spread quickly and resulted in massive losses at many mortgage companies, banks and brokerage firms. In general, markets made little distinction between the ultimate creditworthiness of individual bonds in the rush for perceived safety. Central banks around the globe were forced to inject liquidity as the inter-bank lending markets came to a near standstill.

The Portfolio’s positions in mortgages, asset-backs and commercial mortgages hurt results, as these securitized sectors underperformed like-duration Treasuries. While the short duration and high quality of our specific holdings held up quite well, they were not immune to the pressures faced by the entire sector. A slight overweight position in corporate bonds was compounded by the allocation to floating-rate notes and bonds issued by financial entities, which dragged down performance.

The Portfolio’s generally long duration (higher interest-rate risk) stance helped results for most but not all of the period. The overall duration of the Portfolio was adjusted as the magnitude of the flight to quality unfolded; flight to quality occurs when investors flee from riskier bonds and purchase U.S. Treasuries or other sovereign debt. Consequently, yields on U.S. Treasuries plummeted. We also added Treasury inflation-protected securities (“TIPS”) as a counterweight to a re-inflationary Federal Reserve Board policy.

Current Strategy & Outlook: Our negative outlook for the U.S. economy remains intact. The seismic events in U.S. residential real estate, amongst its credit enablers, and the systemic illiquidity these events have spawned will not soon abate. Extraordinary interventions by central banks across the world may have to continue into 2008. Our concern is that the ongoing real estate morass may not have yet hit bottom. More write-downs may be in order. We believe that the troubles in the bond market will soon impact the real economy as lenders retreat and consumers become concerned about a softening labor market and the shrinking value of their homes.

We do not find solace in the global de-coupling theme advocated by others; and we are skeptical that the rest of the world can be untouched by a significant downturn in the U.S. economy. We maintain our long-term negative outlook for financials, construction and other industries afflicted by the residential real estate market; yet, unique tactical trades may arise near-term. We believe unease in the credit marketplace should persist, but we are comfortable with our higher quality short duration credit holdings. Periods of market dislocation can provide attractive entry points to add solid credits at cheap levels and we expect to continue scaling into higher quality short credit.

The mortgage-backed securities (“MBS”) team believes that their market has not yet priced in the potential for extension risk, that is, a slowing in prepayments as homeowners are less able to refinance or must stay in their homes longer than in the past due to the weak mortgage origination market. The commercial mortgage-backed securities (“CMBS”) market could witness a rough patch in the near-term, as it was not immune to the over-confident lending practices that have hobbled residential MBS.

The interest rate strategy team has positioned the Portfolio slightly long in duration with exposures to TIPS and the front end of the curve. Changing market perceptions of central bank actions may change quickly, as could our duration postures.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

U.S. Treasury Note, 3.125%, due 11/30/09	28.1%
U.S. Treasury Note, 4.500%, due 05/15/10	3.9%
Federal Home Loan Mortgage Corporation, 5.250%, due 05/21/09	3.5%
Federal National Mortgage Corporation, 5.500%, due 01/25/36	2.5%
Federal Home Loan Mortgage Corporation, 7.000%, due 03/15/10	1.9%
Federal Home Loan Bank, 5.250%, due 05/07/10	1.8%
U.S. Treasury Note, 3.250%, due 12/31/09	1.5%
Federal Home Loan Bank, 5.125%, due 06/18/08	1.5%
Federal Home Loan Mortgage Corporation, 4.750%, due 11/03/09	1.4%
Citicorp Mortgage Securities, Inc., 6.000%, due 05/25/37	1.3%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund, repurchase agreement and securities lending collateral.

Portfolio holdings are subject to change daily.

ING Limited Maturity Bond Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2007
				Since Inception		Since Inception
				of Classes ADV and S2		of Class I
	1 Year	5 Year	10 Year	April 28, 2006		April 29, 2005

Class ADV	5.23%	—	—	4.73%		—
Class I	6.09%	—	—	—		4.31%
Class S	5.77%	3.08%	4.69%	—		—
Class S2	5.74%	—	—	5.26%		—
Lehman Brothers® 1-3 Year Government/Credit Bond Index(1)	6.83%	3.38%	4.99%	6.19	%(2)	4.69	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Limited Maturity Bond Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Lehman Brothers® 1-3 Year U.S. Government/Credit Bond Index is a widely recognized index of publicly issued fixed rate, investment grade debt securities, including Treasuries, Agencies and credit securities with a maturity of one to three years.

(2)	Since inception performance of the index is shown from May 1, 2006.

(3)	Since inception performance of the index is shown from May 1, 2005.

ING Liquid Assets Portfolio
Portfolio Managers’ Report

Investment Type Allocation
as of December 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Liquid Assets Portfolio (the ”Portfolio”) seeks a high level of current income consistent with the preservation of capital and liquidity. The Portfolio is managed by a team of investment professionals led by David S. Yealy, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio’s Class S shares provided a total return of 4.96% compared to the iMoneyNet First Tier Retail Index(1), which returned 4.57% for the same period.

Portfolio Specifics: 2007 was a challenging year for short-term fixed-income investors and in particular money market funds. Money market rates traded in a very narrow range for the first half of the year and into July as the Federal Open Markets Committees (“FOMC”) kept the federal funds rate at 5.25%. There were limited opportunities for the Portfolio to differentiate itself from its competitors during this period.

In early August the sub-prime, hedge fund and collateralized debt obligations (“CDO”) problems widened to affect most mortgage related markets, money market securities and interbank lending. Commercial paper rates and London Interbank Offered Rate (“LIBOR”) skyrocketed as there was a flight to quality due to liquidity and counterparty concerns. The Federal Reserve Board (the “Fed”) and other central banks were forced to take drastic measures to increase liquidity and market confidence, the Fed flooded the banking system with excess liquidity and cut the discount rate 0.50% in August. This was followed by an additional 0.50% cut in the discount rate and similar cut in the federal funds rate in September. Short-term liquidity and market confidence improved slowly following the moves by the central banks.

This improvement was only temporary forcing the Fed to cut rates another 0.25% on October 31. Liquidity concerns returned in December as the markets worried about financing over year-end and a deteriorating economic outlook. The Fed cut rates another 0.25%. The federal funds rate ended the year at 4.25%, a full percent below where it started the year. The central banks also added significant cash reserves over year-end to replace the financing normally provided by the large global banks.

The Portfolio used various strategies during the year as the market conditions changed. During the early stable period, the Portfolio took advantage of the trading range, increasing its weighted average maturity (“WAM”) by buying longer-term fixed securities as rates moved to the higher end of the trading range. Our strategy of overweighting floating rate assets whose yields were tied to LIBOR worked well during the market dislocation and high LIBOR rates experienced during the later part of the year. We selectively bought asset-backed commercial paper of issuers that we determined to be well structured with excess credit enhancement and liquidity provided by highly rated strong financial institutions. We avoided issuers that had large exposure to sub-prime and CDO assets, including structured investment vehicles (“SIVs”) which have been in the negative spotlight recently. This strategy allowed the Portfolio to outperform the majority of its peers during the second half of the year and for the year overall. That strategy remains in place.

Current Strategy and Outlook: We expect liquidity and money market securities to remain under stress in 2008 and require additional actions by the U.S. Treasury, the FOMC and other central banks. These will be determined by continued market stress on certain assets classes, interbank market liquidity and the state of the U.S., and global economy. The market is expecting the Fed to ease at least 0.25% at its January 30 meeting, with additional cuts over the course of 2008. We see a risk that the effects of the deteriorating housing market and a slowing in the job market could spill over into the full economy. This is not now fully priced into the market. Our current strategy is to continue to take advantage of the high LIBOR rates by buying additional floating rate securities of highly rated issuers, selectively adding duration by buying longer-term fixed rate securities.

(1)	The iMoneyNet First Tier Retail Index is an unmanaged index that includes the most broadly based money market funds. This index is intended to be the comparative index for the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

Old Line Funding, LLC, 6.050%, due 01/15/08	3.3%
Crown Point Capital Co., 6.000%, due 03/14/08	2.8%
Park Avenue Receivable Corp., 4.990%, due 02/19/08	2.5%
Concord Minutemen Capital Co., LLC, 5.130%, due the 04/11/08	2.4%
Tulip Funding Corp., 4.860%, due 02/06/08	2.3%
Thunder Bay Funding, LLC. 5.140%, due 01/10/08	2.3%
Merrill Lynch & Co., Inc., 4.980%, due 08/22/08	2.3%
Cafco, LLC, 5.900%, due 01/25/08	2.3%
Yorktown Capital, LLC, 4.950%, due 01/25/08	2.2%
Windmill Funding Corp., 5.050%, due 01/04/08	2.0%

* Excludes short-term investments related to repurchase agreement.

Portfolio holdings are subject to change daily.

ING Marsico Growth Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Marsico Growth Portfolio (the ”Portfolio”) seeks capital appreciation. The Portfolio is managed by Thomas F. Marsico, Chief Investment Officer of Marsico Capital Management, LLC (”Marsico”) — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio’s Class S shares provided a total return of 14.17% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (”S&P 500® Index”), which returned 5.49% for the period.

Portfolio Specifics: Several factors emerged as primary positive contributors to the Portfolio’s performance results in the period. The largest positive factor was the Portfolio’s holdings and underweighted posture in the financials sector. Positions in Goldman Sachs Group, Inc. and Industrial & Commercial Bank of China Ltd. benefited the Portfolio. The financials sector was the weakest area of investment for the benchmark index in the period. Therefore, the Portfolio’s underweighted posture helped preserve capital. Consumer services holdings, such as MGM Mirage, Yum! Brands, Inc., Las Vegas Sands Corp., and McDonald’s Corp., and information technology companies, including Apple, Inc., MasterCard Inc., and Google, Inc., were large individual contributors. The Portfolio also benefited from an overweighted posture in the strong-performing materials sector and a position in the sector, Monsanto Co., emerged as the largest individual contributor with a total return of 115%. Other strong performers included China Mobile Ltd., Schlumberger Ltd., Union Pacific Corp., and America Movil S.A.B. de C.V.

Several factors had a negative impact on performance results. On an individual stock level, price declines in Comcast Corp. (with a negative 37% total return prior to being sold), Toyota Motor Corp., Genentech Inc., Lowe’s Cos., Inc., and Fannie Mae ( with a negative 35% return prior to being sold) hurt returns. As energy was a strong-performing sector, maintaining an underweighted posture proved to incur an opportunity cost on the Portfolio’s results. Similarly, the Portfolio’s lack of emphasis in the household & personal products industry group hurt returns as it was a strong area of investment.

Current Strategy and Outlook: The Portfolio’s sector allocations as of December 31, 2007, emphasized consumer discretionary, information technology, health care, financials, and industrials companies. Relative to the benchmark index, the Portfolio was significantly overweighted in the consumer discretionary, materials, and telecommunication services sectors and underweighted in the financials, consumer staples, energy, and utilities sectors. Global growth remains a theme that permeates through many of the Portfolios’ holdings. Although we expect real gross domestic product (“GDP“) growth to moderate in the U.S. and the other “Group of 7” (Canada, France, Germany, Italy, Japan, and United Kingdom) countries in aggregate, we see strong levels of economic activity and growth continuing in many developing economies — including China, Brazil, India, Russia, and parts of Eastern Europe — along with, we believe, relatively low levels of accompanying inflation. We find the current valuation of “growth” stocks to be compelling. The combination of lower interest rates and compelling valuations of “growth” equities may, over time, provide a favorable backdrop for faster growing, unique companies that the Portfolio seeks to hold.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

UnitedHealth Group, Inc.	4.8%
McDonald’s Corp.	4.5%
Goldman Sachs Group, Inc.	4.0%
Monsanto Co.	3.9%
Apple, Inc.	3.8%
Schlumberger Ltd.	3.4%
Lockheed Martin Corp.	3.3%
General Dynamics Corp.	3.2%
Yum! Brands, Inc.	3.0%
Petroleo Brasileiro SA ADR	3.0%

*	Excludes short-term investments related to securities lending collateral and U.S. government agency obligations.

Portfolio holdings are subject to change daily.

ING Marsico Growth Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2007
			Since Inception	Since Inception	Since Inception		Since Inception
			of Class ADV	of Class I	of Class S		of Class S2
	1 Year	5 Year	August 1, 2003	May 1, 2003	August 14, 1998		September 9, 2002

Class ADV	13.76%	—	8.70%	—	—		—
Class I	14.43%	—	—	14.26%	—		—
Class S	14.17%	14.25%	—	—	4.59%		—
Class S2	14.02%	14.11%	—	—	—		13.01%
S&P 500® Index(1)	5.49%	12.83%	11.35%	12.66%	4.58	%(2)	11.27	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Marsico Growth Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2)	Since inception performance of the index is shown from August 1, 1998.

(3)	Since inception performance of the index is shown from September 1, 2002.

ING Marsico International Opportunities Portfolio
Portfolio Managers’ Report

Country Allocation
as of December 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Marsico International Opportunities Portfolio (the ”Portfolio”) seeks long-term growth of capital. The Portfolio is managed by James G. Gendelman, Portfolio Manager, of Marsico Capital Management, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio’s Class I shares provided a total return of 20.88% compared to the Morgan Stanley Capital International Europe, Australasia and Far East® Index(1) (”MSCI EAFE® Index”), which returned 11.17% for the period.

Portfolio Specifics: The primary positive factors in the Portfolio’s performance results in the period were a result of stock selection, as opposed to sector or industry emphasis, in several areas. In the energy sector, positions in Petroleo Brasileiro SA ADR, CNOOC Ltd., and Schlumberger Ltd. combined to positively impact returns. Financials positions, such as Unibanco-Uniao de Bancos Brasileiros S/A, Man Group PLC, and ICICI Bank Ltd. ADR, helped results. For the benchmark index in the period, the weakest-performing sector was financials; the Portfolio’s underweighted posture in this area of investment, therefore, helped preserve capital. Other strong performers on an individual stock level included China Mobile Ltd, (the largest individual contributor), Research In Motion Ltd., Potash Corp. of Saskatchewan Inc., CSL Ltd., and Rio Tinto PLC.

A few factors had a material, negative impact on performance results. Fluctuations in world currencies, particularly the strengthening of the Euro, had a negative impact on performance results as the U.S. dollar’s weakness affected certain holdings whose “home” currency correlates highly with the dollar. Positions in Chugai Pharmaceutical Co. Ltd., Chuo Mitsui Trust Holdings Inc., Northern Rock PLC, Vallourec S.A., Melco PBL Entertainment (Macau) Ltd., and Toyota Motor Corp. were the largest individual detractors in the period. With the exception of Chuo Mitsui Trust Holdings Inc., none of these positions were held in the Portfolio at period-end. Finally, the Portfolio’s underweighted posture in the strong-performing food beverage & tobacco industry group proved to incur an opportunity cost on the Portfolio’s results.

Current Strategy and Outlook: The Portfolio’s sector allocations as of December 31, 2007, emphasized consumer discretionary, financials, consumer staples, and information technology companies. Relative to the benchmark index, the Portfolio was significantly overweighted in the consumer discretionary, information technology, and consumer staples sectors and underweighted in the financials, industrials, and materials sectors. Throughout the period, the Portfolio’s country weightings emphasized Switzerland, the United Kingdom, France, and Japan. We continue to focus on identifying companies with attributes such as improving profitability, market share leadership, improving free cash flow generation, strong balance sheets, high-quality management teams, and equity valuations that we believe are reasonable in the context of projected earnings growth rates. We believe companies with these types of attributes offer compelling long-term growth potential.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

Continental AG	4.3%
Petroleo Brasileiro SA ADR	4.0%
Tesco PLC	3.9%
Electricite de France	2.9%
Holcim Ltd.	2.9%
Veolia Environnement	2.6%
British Sky Broadcasting PLC	2.6%
Research in Motion Ltd.	2.5%
Nestle SA	2.4%
Nintendo Co., Ltd.	2.4%

*	Excludes short-term investments related securities lending collateral and U.S. government agency obligations.

Portfolio holdings are subject to change daily.

ING Marsico International Opportunities Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2007
		Since Inception		Since Inception		Since Inception		Since Inception
		of Class ADV		of Class I		of Class S		of Class S2
	1 Year	January 20, 2006		April 29, 2005		May 2, 2005		December 29, 2006

Class ADV	20.19%	20.52%		—		—		—
Class I	20.88%	—		26.78%		—		—
Class S	20.58%	—		—		26.58%		—
Class S2	20.13%	—		—		—		20.01%
MSCI EAFE® Index(1)	11.17%	15.74	%(2)	20.27	%(3)	20.27	%(3)	11.17	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Marsico International Opportunities Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(2)	Since inception performance of the index is shown from February 1, 2006.

(3)	Since inception performance of the index is shown from May 1, 2005.

(4)	Since inception performance of the index is shown from January 1, 2007.

ING MFS Total Return Portfolio
Portfolio Managers’ Report

Investment Type Allocation
as of December 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING MFS Total Return Portfolio (the ”Portfolio”) seeks above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. A secondary goal is the reasonable opportunity for growth of capital and income. The Portfolio is managed by Brooks Taylor, Senior Vice President, Steven R. Gorham, Senior Vice President, Michael W. Roberge, Senior Vice President, William P. Douglas, Vice President, Richard O. Hawkins, CFA, Senior Vice President, Nevin P. Chitkara, Vice President, and Gregory W. Locraft Jr., Portfolio Managers, of Massachusetts Financial Services Company — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio’s Class S shares provided a total return of 4.01% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”), the Lehman Brothers U.S. Aggregate Bond Index(2) (”LBAB Index”), and the Composite Index(3) (60% S&P 500® Index/40% LBAB Index), which returned 5.49%, 6.97%, and 6.22%, respectively, for the same period.

Portfolio Specifics: Within the equity portion of the Portfolio, an overweighted position in the poor-performing financial services sector held back performance relative to the S&P 500® Index. Insurance companies, Genworth Financial, Inc., Conseco, Inc., and Allstate Corp., along with mortgage lending firm Countrywide Financial Corp. and electronic brokerage firm E*TRADE Financial Corp. were among the Portfolio’s top detractors.

Stock selection and an underweighted position in the technology sector also dampened relative performance. Telecommunications equipment manufacturer Nortel Networks Corp. (“Nortel”) was a top detractor. We believe Nortel’s weaker-than-expected fundamentals and management’s inability to turn the business around contributed to the decline of the company’s stock price. Not holding strong-performing computer company Apple also hurt investment results.

In the health care sector, security selection detracted from relative returns. No individual securities within this sector were among the Portfolio’s top detractors for the period. Elsewhere, retailer Macy’s Inc., home improvement products maker Masco, and media titan New York Times Co. held back relative performance. Masco’s shares were hurt by the deterioration of the housing markets and the company’s pessimistic guidance that cited decreased housing starts.

Within the fixed-income portion of the Portfolio, our exposure to bonds in the financial sector and to structured products, particularly commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”), held back performance relative to the LBAB Index, as these securities suffered from the recent turmoil in the sub-prime market. Credit quality, particularly holdings of lower-quality ”BBB” rated securities, detracted from performance as credit spreads widened over the reporting period.

Within the equity portion of the Portfolio, stock selection and an overweighted position in the strong-performing energy sector boosted relative performance. Global integrated energy company Hess Corp., and oil and gas producers, Anadarko Petroleum Corp., Devon Energy Corp., and Apache Corp., were all strong contributors over the reporting period. The surge of Hess Corp.’s shares in recent months was due largely to hopes that an oil field discovery off the coast of Brazil could nearly double Hess reserves.

A strong showing in the basic materials sector was principally due to positive stock selection. Packaging manufacturer Owens-Illinois (sold) was a top contributor within this sector. The company reported quarterly earnings that exceeded consensus expectations. The firm attributed the positive results to better operating performance in its glass factories and improved pricing and product sales mix.

Elsewhere, agricultural equipment manufacturer Deere & Co. and global financial services provider Bank of New York Mellon Corp. were top contributors. Deere & Co’s stock price gain was driven by strong capital management and better-than-expected results throughout the period which pushed its shares up in excess of the market. Not holding poor-performing benchmark constituents, financial services firm Wachovia and cable services provider Comcast, benefited results, while our small positioning in insurance company American International Group, which struggled during the reporting period, also helped.

During the reporting period, currency exposure was a contributor to relative performance. Our decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for the Portfolio to have different currency exposure than the benchmark.

Within the fixed-income portion of the Portfolio, our defensive positioning in shorter duration corporate bond holdings, relative to the LBAB Index, boosted relative performance as credit spreads widened. The Portfolio generated a higher level of income over the reporting period which also benefited relative results.

Current Strategy and Outlook: The Portfolio’s approach has not changed, as we continue to offer a more conservative offering that attempts to keep volatility to a minimum. It is our belief that as the market continues to re-price risk, our focus on higher quality, durable companies should serve us well. Looking at current positioning, the Portfolio’s value based approach has led us to overweight sectors, relative to the S&P 500® Index, typically favored by value managers such as financial services, utilities, and energy. However, relative to more value oriented benchmarks we are underweight these sectors. Furthermore, we reduced our financial services weighting during the quarter given the increased risks and uncertainties facing a number of companies within the sector as the sub-prime mortgage credit crisis continues to unfold. As a result, we have found opportunities in other areas of the market, many of which we believe offer good growth prospects but have become more attractively valued. And while over the past quarter (and for the full year) the market has favored names with stronger growth characteristics than those we invest in, our positioning has allowed us to perform reasonably well given the significant underperformance of value stocks. Overall, our low volatility approach crafted with a bottom-up strategy of focusing on high quality companies trading at inexpensive valuations should provide investors with an attractive alternative to riskier assets.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

U.S. Treasury Note, 4.875%, due 08/15/09	2.2%
ExxonMobil Corp.	2.0%
Altria Group, Inc.	1.7%
U.S. Treasury Note, 5.125%, due 06/30/11	1.5%
Lockheed Martin Corp.	1.5%
U.S. Treasury Bond, 5.625%, due 05/15/08	1.3%
Total SA ADR	1.2%
Hess Corp.	1.2%
Allstate Corp.	1.2%
Bank of New York Mellon Corp.	1.1%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING MFS Total Return Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2007
			Since Inception	Since Inception	Since Inception		Since Inception
			of Class ADV	of Class I	of Class S		of Class S2
	1 Year	5 Year	August 1, 2003	May 1, 2003	August 14, 1998		September 9, 2002

Class ADV	3.61%	—	7.02%	—	—		—
Class I	4.27%	—	—	9.59%	—		—
Class S	4.01%	9.21%	—	—	7.13%		—
Class S2	3.82%	9.02%	—	—	—		8.72%
S&P 500® Index(1)	5.49%	12.83%	11.35%	12.66%	4.58	%(4)	11.27	%(5)
LBAB Index(2)	6.97%	4.42%	4.92%	4.25%	5.90	%(4)	4.76	%(5)
Composite Index(3)	6.22%	9.51%	8.84%	9.33%	5.43	%(4)	8.82	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MFS Total Return Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolios distributions or the redemption of Portfolios shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolios holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.
(2)	The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.
(3)	The Composite Index consists of 60% of the return of (Securities included in) the S&P 500® Index and 40% of the return of (Securities included) in the LBAB Index.
(4)	Since inception performance of the indices is shown from August 1, 1998.
(5)	Since inception performance of the indices is shown from September 1, 2002.

ING MFS Utilities Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING MFS Utilities Portfolio (the ”Portfolio”) seeks total return. The Portfolio is managed by a team of investment professionals led by Maura A. Shaughnessy, Senior Vice President and Robert D. Persons, CFA, Vice President, Portfolio Managers, of Massachusetts Financial Services Company — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio’s Class I shares provided a total return of 27.72% compared to the Standard & Poor’s 500 Utilities Index(1), which returned 19.25% for the same period.

Portfolio Specifics: Strong stock selection in the electric power industry contributed to the Portfolio’s relative performance for the period. The Portfolio’s holdings in power generation company NRG Energy, Inc. (U.S.), power and gas company E.ON AG (Germany), and electric utility company CEZ AS (Czech Republic) were among the Portfolio’s top contributors. Positioning in utility holding company PG&E Corp. (U.S.) and power & natural gas distributor Duke Energy Corp. (sold) (U.S.) also helped. Underweighting independent power producer AES Corp. (U.S.) and not owning power distributor Southern Power Company (U.S.) aided relative performance as both stocks lagged overall benchmark returns.

Holdings within the wireless communications industry, which is not represented in the benchmark, boosted relative performance over the period. In particular, wireless telecommunications services provider, Cellcom Israel Ltd. (Israel) delivered strong appreciation. Elsewhere, the Portfolio’s position in telecommunications company Telefonica SA (Spain) provided strong relative performance; while not owning poor performing benchmark constituent NiSource, a natural gas distributor, also helped. The Portfolio’s currency exposure was also a contributor to relative performance. All of our investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for the Portfolio to have different currency exposure than the benchmark.

Positioning in several strong-performing benchmark constituents in the electric power industry detracted from results over the reporting period. These included Excelon (sold) (U.S.), PPL (sold) (U.S.), and TXU (sold) (U.S.). Underweighting Public Service Enterprise Group, Inc. (U.S.) similarly hurt.

In the cable TV industry, cable services provider Comcast Corp. (U.S.) and media firm Time Warner Cable, Inc. (U.S.) weighed on performance. Although no securities were among the top detractors, our positions in the broadcasting industry also held back performance.

Elsewhere, the Portfolio’s holdings in high-capacity broadband fiber-optic network company Quest Communications International, Inc. (U.S.) hindered returns as this stock underperformed the benchmark.

The Portfolio’s cash position was also a detractor from relative performance. The Portfolio holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the Portfolio’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Current Strategy and Outlook: Our outlook remains steady as the Portfolio continues to maintain positions in a diversified group of companies across the utility, energy and telecommunication industries. We continue to find attractive investment ideas in foreign names as we believe these companies generally offer more attractive opportunities than some of their domestic counterparts. We search globally for the best investment opportunities regardless of where a company is domiciled. At the end of the quarter, our foreign exposure was approximately 35% of assets. Going forward, our expectations are more muted for many of the traditional electric utilities given valuations, the interest rate environment and uncertainty surrounding commodity prices. Overall, we do believe that our flexible, bottom-up approach should serve us well in this environment.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of December 31, 2007
(as a percent of net assets)

NRG Energy, Inc.	3.6%
AT&T, Inc.	3.4%
Equitable Resources, Inc.	2.8%
Public Service Enterprise Group, Inc.	2.6%
E.ON AG	2.2%
American Electric Power Co., Inc.	2.1%
Rogers Communications, Inc. — Class B (Canadian Denominated Security)	2.0%
FPL Group, Inc.	2.0%
Sempra Energy	2.0%
Edison International	1.9%

Portfolio holdings are subject to change daily.

ING MFS Utilities Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2007
		Since Inception		Since Inception		Since Inception		Since Inception
		of Class ADV		of Class I		of Class S		of Class S2
	1 Year	July 18, 2006		April 29, 2005		May 2, 2005		December 29, 2006

Class ADV	26.97%	34.85%		—		—		—
Class I	27.72%	—		27.89%		—		—
Class S	27.38%	—		—		27.32%		—
Class S2	27.61%	—		—		—		27.44%
S&P 500® Utilities Index(1)	19.25%	21.44	%(2)	17.84	%(3)	17.84	%(3)	19.25	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MFS Utilities Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Utilities Index measures the performance of the Utilities sector.

(2)	Since inception performance for the index is shown from August 1, 2006.

(3)	Since inception performance for the index is shown from May 1, 2005.

(4)	Since inception performance for the index is shown from January 1, 2007.

ING Oppenheimer Main Street Portfolio®
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Oppenheimer Main Street Portfolio® (the ”Portfolio”) seeks long-term growth of capital and future income. The Portfolio is managed by Nikolaos D. Monoyios, CFA and Senior Vice President, and Marc Reinganum, Vice President of OppenheimerFunds, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio’s Class S shares provided a total return of 4.27% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (”S&P 500® Index”), which returned 5.49% for the same period.

Portfolio Specifics: For the 12-month period ended December 31, 2007, the Portfolio provided a total return that was lower than its benchmark, the S&P 500® Index. We attribute the Portfolio’s performance primarily to lagging results in the fourth quarter of the year, when investors turned away from the smaller, more volatile stocks that historically have fared relatively well toward year-end.

Although we manage the Portfolio according to the results of our quantitative models, and not in response to macroeconomic or market trends, it is important to note that the U.S. stock market encountered heightened volatility approximately mid-way through 2007, which persisted through year-end. The stock market experienced a fundamental shift in investor sentiment when credit concerns spread from the sub-prime mortgage sector of the bond market to other areas of the financial markets. An unexpectedly high level of sub-prime mortgage defaults and delinquencies, combined with declining home values and surging energy costs, led to renewed concerns regarding the sustainability of consumer spending, which has been one of the main pillars supporting the U.S. economic expansion over the past several years.

As investors became increasingly averse to risks, the stock market gave up many of the gains it had achieved over the first half of 2007, when strong corporate profits and robust global economic growth had driven equity prices generally higher. In addition, investors shifted their focus over the second half of the year to large, growth-oriented companies with track records of consistent earnings even during economic downturns. The stocks of banks, broker-dealers and other financial services firms were particularly hard hit in the fourth quarter due to uncertainty regarding the full magnitude of these companies’ exposure to securities backed by troubled sub-prime loans. Conversely, stocks of large, multinational corporations with a robust presence in overseas markets fared relatively well. In fact, after producing relatively lackluster returns over the past several years, very large companies returned to favor among newly risk-averse investors in 2007.

In this changing market environment, the Portfolio benefited from its heavy exposure to “mega-cap” and large-cap companies compared to its benchmark, the S&P 500® Index. The Portfolio also achieved positive results from its relatively light holdings of small- and mid-cap stocks. The Portfolio’s “bottom-up” security selection strategies also worked well over the first three quarters of 2007. Unfortunately, our security selection models proved to be less effective during the fourth quarter, as the credit and liquidity crisis caused investors to shun the riskier and value-oriented shares that typically tend to outperform toward the end of the year. To a significant degree, the Portfolio’s fourth-quarter results stemmed from the adoption of our “turn of the year” security selection model, which tends to emphasize the smaller, more speculative stocks that historically have tended to outperform due to seasonal factors.

From a market sector perspective, the Portfolio achieved particularly strong returns from consumer staples, which is considered a relatively defensive area that tends to hold up well during downturns. While the Portfolio participated fully in the advance of information technology stocks over much of the reporting period, an overweighted position in the sector detracted from relative performance in the fourth quarter, when information technology stocks gave back a portion of their previous gains. Nonetheless, the Portfolio received relatively good results from large, well established technology companies with strong cash flows and a robust presence in international markets. An overweighted position in the financials sector also represented one of the greater detractors from the Portfolio’s performance relative to the benchmark during the fourth quarter.

Over the course of the year, the results of our quantitative models caused us to increase the Portfolio’s weightings in the information technology and financials sectors, due mainly to their relatively attractive valuations. Conversely, we reduced the size of the Portfolio’s positions in the consumer discretionary, consumer staples and energy areas, where a number of stocks had become more richly valued compared to historical averages. In addition, the Portfolio ended 2007 broadly diversified, a strategy that helped cushion the effects of heightened market volatility.

Current Strategy and Outlook:  The Portfolio continues to be positioned with an active overweight to mega-cap stocks. Statistical patterns including momentum and long-term reversals, relative valuations and investors risk tolerance as measured by credit spreads all point to the continued outperformance of mega- and large-cap stocks. There has clearly been a regime change and in our opinion, we believe our multi-factor bottom-up stock selection models will contribute positively to performance. As we head into a slowing economic cycle in the United States, we believe investors will gravitate to the types of quality companies our models find attractive.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

ExxonMobil Corp.	4.6%
General Electric Co.	3.7%
Microsoft Corp.	3.6%
JPMorgan Chase & Co.	2.7%
Hewlett-Packard Co.	2.7%
Bank of America Corp.	2.5%
American International Group, Inc.	2.4%
Citigroup, Inc.	2.3%
AT&T, Inc.	2.3%
International Business Machines Corp.	2.2%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING Oppenheimer Main Street Portfolio®
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2007
			Since Inception		Since Inception	Since Inception		Since Inception
			of Class ADV		of Class I	of Class S		of Class S2
	1 Year	5 Year	April 28, 2006		May 1, 2003	August 14, 1998		September 9, 2002

Class ADV	3.84%	—	6.99%		—	—		—
Class I	4.53%	—	—		12.47%	—		—
Class S	4.27%	12.24%	—		—	3.87%		—
Class S2	4.09%	12.06%	—		—	—		11.02%
S&P 500® Index(1)	5.49%	12.83%	9.13	%(2)	12.66%	4.58	%(3)	11.27	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Oppenheimer Main Street Portfolio® against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2)	Since inception performance for the Index is shown from May 1, 2006.

(3)	Since inception performance of the Index is shown from August 1, 1998.

(4)	Since inception performance of the Index is shown from September 1, 2002.

ING PIMCO Core Bond Portfolio
Portfolio Managers’ Report

Investment Type Allocation
as of December 31, 2007
(as a percent of net assets)

U.S. Government Agency Obligations	87.3%
Corporate Bonds/Notes	24.4%
Collateralized Mortgage Obligations	6.6%
Other Bonds	2.7%
Asset-Backed Securities	2.4%
Purchased Options	1.5%
Municipal Bonds	0.2%
U.S. Treasury Obligations	0.2%
Other Assets and Liabilities – Net*	(25.3)%

100.0%

*	Includes short-term investments related to commercial paper, securities lending collateral, U.S. government agency obligation and U.S. Treasury Bill.

Portfolio holdings are subject to change daily.

ING PIMCO Core Bond Portfolio (the ”Portfolio”) seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio is managed by William H. Gross, Managing Director and Chief Investment Officer of Pacific Investment Management Company LLC — the Sub-Adviser.

Performance: For year ended December 31, 2007, the Portfolio’s Class S shares provided a total return of 8.99% compared to the Lehman Brothers® Aggregate Bond (”LBAB”) Index(1), which returned 6.97% for the same period.

Portfolio Specifics: The Federal Reserve Board (the “Fed”) remained on hold through most of the year after pausing in August 2006 with the federal funds rate at 5.25%. However, turmoil in the sub-prime market and a liquidity crunch in the asset-backed commercial paper market drove the Fed to take action. In August 2007, the Fed cut the discount rate by 50 basis points (“bps”) (0.50%), or one-half of a percentage point, to 5.75% to help alleviate liquidity concerns in the financial markets. Subsequently, at its September 18th meeting, the Fed cut both the federal funds rate and discount rate by 50 bps (0.50%), to 4.75% and 5.25%, respectively. Credit markets seized up again late in the fourth quarter after a partial recovery from the initial sub-prime related downturn in August and September. Continued writedowns of subprime assets by many of the world’s leading banks did little to assuage concerns about the soundness of their balance sheets.

To deal with this crisis, the Fed cut the federal funds rate by another 50 bps (0.50%) during the fourth quarter, bringing its total rate reductions in 2007 to 100 bps (1.00%). In another move designed to get banks lending again, the Fed joined central banks in Canada, the U.K., the European Union and Switzerland to inject more than $90 billion of liquidity into the global financial system via money market auctions. At the end of 2007 the benchmark 10-year U.S. Treasury Note yielded 4.03%, 68 bps (0.68%) lower than at the start of the year.

For the first part of the year, the Portfolio’s main detractors were an above-benchmark duration, curve steepening strategies outside the United States (specifically in the United Kingdom), and an underweight to investment-grade corporate bonds. Strong monthly payroll and gross domestic readings in the U.S., a booming British economy, and strong earnings results meant higher yields in the U.S., expectations for rate increases in the U.K., and further tightening of investment-grade spreads. In the second part of this year, however, sub-prime mortgage headlines increased, the credit crunch took hold, and volatility soared. Investors sought the quality of U.S. Treasury bonds and bid up expectations of interest rate cuts by the Federal Reserve. In the U.K., investors cut expectations of rate hikes by the Bank of England. And, in July and August, corporate bonds sold off, driving spreads significantly higher. As a result, curve-steepening strategies in the U.S. and U.K. and an underweight to corporate bonds proved valuable. With lower interest rates and slowing growth in the U.S. contributing to dollar weakness, currency positions, especially in emerging market countries, helped performance.

Current Strategy and Outlook: We believe the most likely outcome for the global economy in 2008 continues to be a soft landing with some decoupling of growth across regions, and generally stable inflation. However, we believe that the risks to this benign forecast are being skewed increasingly to the downside as we continue to witness the importance of global financial market linkages to the U.S. and other economies. Self-feeding global risk aversion in the wake of the sub-prime debacle has resulted in less decoupling of growth from the U.S. than would otherwise have been the case. On the positive side, it is now apparent that the Fed and other central banks, as well as fiscal policymakers in the U.S. understand the gravity of these risks and will respond to them. Even so, heightened risk aversion and the sub-prime-induced squeeze on credit have, in our opinion, increased the probability of a U.S. recession. We anticipate a long and arduous unwinding of twin bubbles in property markets and assorted non-bank and off-balance sheet vehicles associated with sub-prime lending.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

Federal National Mortgage Corporation, 5.500%, due 01/12/36	12.9%
Federal National Mortgage Corporation, 6.000%, due 01/11/37	8.1%
Federal Home Loan Mortgage Corporation, 5.500%, due 02/12/37	7.1%
Federal National Mortgage Corporation, 6.000%, due 10/01/37	3.7%
Federal National Mortgage Corporation, 5.000%, due 03/01/36	3.6%
Federal National Mortgage Corporation, 5.000%, due 01/15/20	3.0%
Federal National Mortgage Corporation, 5.000%, due 02/13/36	2.3%
Federal National Mortgage Corporation, 6.500%, due 01/15/35	2.1%
Intesa Funding, LLC, 4.550%, due 02/01/08	2.0%
Federal National Mortgage Corporation, 6.000%, due 11/01/27	1.8%

*	Excludes short-term investments related to commercial paper, securities lending collateral, U.S. government agency obligation and U.S. Treasury Bill.

Portfolio holdings are subject to change daily.

ING PIMCO Core Bond Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2007
			Since Inception		Since Inception		Since Inception
			of Classes ADV and I		of Class S		of Class S2
	1 Year	5 Year	April 28, 2006		August 14, 1998		September 9, 2002

Class ADV	8.32%	—	7.88%		—		—
Class I	9.22%	—	8.52%		—		—
Class S	8.99%	5.05%	—		3.80%		—
Class S2	8.77%	4.90%	—		—		5.18%
LBAB Index(1)	6.97%	4.42%	7.34	%(2)	5.90	%(3)	4.76	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING PIMCO Core Bond Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.

(2)	Since inception performance of the index is shown from May 1, 2006.

(3)	Since inception performance of the index is shown from August 1, 1998.

(4)	Since inception performance of the index is shown from September 1, 2002.

ING PIMCO High Yield Portfolio
Portfolio Managers’ Report

Investment Type Allocation
as of December 31, 2007
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING PIMCO High Yield Portfolio (the ”Portfolio”) seeks maximum total return, consistent with the preservation of capital and prudent investment management. The Portfolio is managed by Mark Hudoff*, Managing Director and Portfolio Manager, of Pacific Investment Management Company LLC — the Sub-Adviser.

Performance: For year ended December 31, 2007, the Portfolio’s Class S shares provided a total return of 2.86% compared to the Merrill Lynch U.S. High Yield, BB-B Rated, 2% Constrained (”Merrill Lynch U.S. High Yield Constrained”) Index(1) and the Merrill Lynch U.S. High Yield BB-B Rated Index(2), which returned 3.21% and 2.68%, respectively, for the same period.

Portfolio Specifics: Yields on government bonds continued to fall worldwide in the fourth quarter, capping a year in which collapsing property markets and anxiety about subprime assets threatened to tip the U.S. economy into recession. The Lehman Brothers Universal Bond Index, a widely used index of high and low-grade U.S. bonds, gained 2.67% during the quarter and 6.50 percent for all of 2007. The benchmark 10-year Treasury bond yielded 4.03% at year-end, 68 basis points (68%) lower than at the start of 2007. High yield bonds were up only 2.19% for the year.

High yield bonds came under additional pressure during the second half of the year. Both security selection and industry weighting proved to be an important contributor to the Portfolio during this period. In the finance sector, an underweight was positive for performance as prominent banks had to write down large sums of sub-prime mortgage exposure, which also contributed to tighter lending standards. An overweight to health care, one of the best performing industries as investors sought out defensive strategies in the second half, was positive for performance, although security selection limited the upside. Security selection in the energy sector, where pipelines outperformed the broader sector, also added to performance. In the building products sector, continued weakness in the housing market and construction companies contributed to performance. As the market dislocation in the second half progressed, the Portfolio’s exposure to the CCC-rated sector, which lagged the higher quality tiers, detracted from performance. The health care sector was one of the better performing sectors as investors sought out defensive strategies, but security selection detracted from performance. An underweight to consumer non-cyclical issues also weighed on returns due to the sector’s outperforming the high yield market on the strength of pharmaceuticals. Exposure to emerging markets local currencies also contributed to relative returns.

Current Strategy and Outlook: We plan to emphasize credits where asset quality is high and where fundamentals should remain stable or improve, such as in the utility and energy sectors. We believe relative value is still attractive in the telecom and cable/satellite sectors, where many credits continue to benefit from the bundling of products. The health care sector, which benefits from its defensive nature and relatively good valuations, continues to look attractive. We continue to see good relative value in the auto sector on a tactical basis, specifically among the short-dated captive finance issues where liquidity is high. However, we remain very cautious on the rest of the cyclical sector, like retail where asset quality is low and consumers are coming under increasing pressure. We remain very guarded with the homebuilder sector, where we do not see a turnaround in the foreseeable future. Outside of the traditional high yield market, we plan to continue to hold a higher allocation of bank loans, where seniority in the capital structure, lower defaults, and higher recovery rates are attractive, and where we foresee opportunities given the heavy primary calendar. We are also likely to retain some exposure to emerging market sovereigns, where attractive opportunities can complement traditional high yield.

*	Effective May 1, 2007, Mark Hudoff replaced Raymond Kennedy, as portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

Federal National Mortgage Corporation, 5.500%, due 01/12/36	8.2%
Federal National Mortgage Corporation, 5.000%, due 02/13/36	3.0%
Federal National Mortgage Corporation, 5.000%, due 01/12/36	2.4%
HCA, Inc., 9.250%, due 11/15/16	1.6%
CCO Holdings, LLC, 8.750%, due 11/15/13	1.3%
Aramark Services, Inc., 8.500%, due 02/01/15	1.3%
Qwest Corp., 8.875%, due 03/15/12	1.3%
R.H. Donnelley Corp., 8.875%, due 01/15/16	1.2%
Georgia-Pacific Corp., 8.000%, due 01/15/24	0.9%
Morgan Stanley, 5.950%, due 12/28/17	0.9%

*	Excludes short-term investments related to commercial paper, securities lending collateral, U.S. government agency obligations, and U.S. Treasury Bill.

Portfolio holdings are subject to change daily.

ING PIMCO High Yield Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2007
		Since Inception		Since Inception		Since Inception		Since Inception
		of Class ADV		of Class I		of Class S		of Class S2
	1 Year	May 22, 2006		April 29, 2005		May 3, 2004		December 29, 2006

Class ADV	2.46%	5.16%		—		—		—
Class I	3.12%	—		7.04%		—		—
Class S	2.86%	—		—		6.96%		—
Class S2	2.84%	—		—		—		2.82%
Merrill Lynch U.S. High Yield BB-B Rated 2% - Constrained Index(1)	3.21%	6.39	%(3)	6.65	%(4)	6.55	%(5)	3.21	%(6)
Merrill Lynch U.S. High Yield BB-B Rated Index(2)	2.68%	6.57	%(3)	6.97	%(4)	6.78	%(5)	2.68	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING PIMCO High Yield Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Merrill Lynch U.S. High Yield BB-B Rated 2% - Constrained Index tracks the performance of BB-B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg) does not exceed 2%.

(2)	The Merrill Lynch U.S. High Yield BB-B Rated Index is an unmanaged index of bonds rated BB and B by Moody’s or S&P.

(3)	Since inception performance of the indices is shown from June 1, 2006.

(4)	Since inception performance of the indices is shown from May 1, 2005.

(5)	Since inception performance of the indices is shown from May 1, 2004.

(6)	Since inception performance of the indices is shown from January 1, 2007.

ING Pioneer Equity Income Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Pioneer Equity Income Portfolio (the “Portfolio”) seeks current income and long-term growth of capital from a portfolio consisting primarily of equity securities of U.S. corporations that are expected to produce income. The Portfolio is managed by John A. Carey, Portfolio Manager, and Walter Hunnewell, Jr., Assistant Portfolio Manager, of Pioneer Investment Management, Inc. — the Sub-Adviser.

Performance: For the period since inception on May 11, 2007 through December 31, 2007, the Portfolio’s Class S shares provided a total return of (7.17)% compared to the Russell 1000® Value Index, which returned (5.74)% for the period from May 11, 2007 through December 31, 2007.

Portfolio Specifics: In the period from its inception in May through year-end, an underweight of the financials sector was the single largest positive contributor to relative returns, while an energy underweight was the single largest negative contributor. Overall, sector weighting decisions boosted performance, with smaller contributions coming from overweighting utilities, consumer staples, and materials.

Overall, security selection was a drag on performance, with selection in the financials and consumer staples sectors the largest drags, partially offsetting our correct weighting decisions. We had our best stock selection results in the industrials and health care sectors.

No individual stock in the consumer staples sector was a notable disappointment, but our emphasis on food product companies was not rewarded in a period of rising commodity prices and our avoidance of tobacco companies (a Portfolio policy) was not rewarded. Our stock selection strategy in the financials sector was correct in that we generally avoided the carnage on Wall Street, but results were hurt by exposure to regional lenders National City and Washington Mutual, each of which was hurt by mortgage exposure. Returns were also held back by exposure to McGraw Hill, hurt by concerns about its subsidiary, Standard and Poor’s.

Strong returns in the industrial sector reflected investments in businesses benefiting from strong global growth and business-to-business markets. Standout performers included diversified manufacturer Emerson Electric Co. and Mine Safety Appliances Co., a producer of breathing apparatus, farm equipment maker Deere & Co, and diversified manufacturer United Technologies Corp. In each case, business conditions and results remain positive. Health care results were boosted by our large position in Merck, which was up over 10% in the period.

Current Strategy and Outlook: We believe the economic and market outlook over the next twelve months is uncertain. Whereas a so-called “soft landing” was the most widely-held forecast a few months ago, fears of recession or something worse are becoming more common. Earnings comparisons could be difficult over the next few quarters. The big story in 2008 might be 2010, in that the economy may remain fairly sluggish for most of the year, but by year-end investors might already be looking ahead towards the prospects for the next economic upturn.

We remain cautious on the market and, while staying fully invested, have emphasized defensive names. Earnings growth is likely to be at a premium over the next twelve months, and we favor companies with a good overseas exposure - companies able to take advantage of the still strong growth overseas in developing and even some developed countries. We are, as always, staying diversified across industries and focusing on companies we believe have good balance sheets and prospects for earnings growth. In the near term, there are a lot of concerns in the market, but we believe it is a good time to be positioning for longer term opportunities.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

Merck & Co., Inc.	3.0%
Chevron Corp.	2.9%
Questar Corp.	2.7%
Alcoa, Inc.	2.7%
Paccar, Inc.	2.6%
Dow Chemical Co.	2.3%
Emerson Electric Co.	2.2%
AT&T, Inc.	2.2%
Verizon Communications, Inc.	2.2%
ConocoPhillips	2.0%

*	Excludes short-term investments related to U.S. government agency obligation.

Portfolio holdings are subject to change daily.

ING Pioneer Equity Income Portfolio
Portfolio Managers’ Report

Cumulative Total Returns for the Period Ended December 31, 2007
	Since Inception
	of Classes ADV, I and S
	May 11, 2007

Class ADV	(7.39)%
Class I	(6.94)%
Class S	(7.17)%
Russell 1000® Value Index(1)	(4.91	)%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Pioneer Equity Income Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service provides, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio had a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

(2)	Since inception performance of the index is shown from May 1, 2007.

ING Pioneer Fund Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Pioneer Fund Portfolio (the ”Portfolio”) seeks reasonable income and capital growth. The Portfolio is managed by John A. Carey, and Walter Hunnewell, Jr., Portfolio Managers, of Pioneer Investment Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio’s Class I shares provided a total return of 5.36% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (”S&P 500® Index”), which returned 5.49% for the same period.

Portfolio Specifics: The S&P 500® Index, our benchmark, having been up slightly over 10% year-to-date at points in July and October, ended the year up 5.49% as investors became increasingly concerned about the economic and corporate profit outlook. Bolstered by commodity prices, the index’s energy and materials sectors posted the market’s best returns, rising 35% and 22%, respectively. Seven of the market’s ten sectors produced double-digit returns for the year, and eight of ten outperformed the broad market. Falling asset prices and confidence resulted in a -19% total return for the financials sector, while fears about the impact of falling house prices and reduced credit availability drove the consumer discretionary sector to a -13% return.

Relative returns benefited most from good stock selection in industrials and materials and our underweight of the financials sector. The two largest individual contributors to 2007 returns were globally diversified mining company, Rio Tinto PLC and farm equipment maker Deere & Co., each of whom essentially doubled in price during the year on sustained strong business conditions. Other notable contributors included aluminum maker Alcoa, Inc., truck maker Paccar, industrial gases supplier Air Products & Chemicals, and defense contractor General Dynamics, Corp. Notable contributors in other sectors included cell phone maker Nokia OYJ ADR, publisher Reed Elsevier NV, energy producer Apache Corp., auto interiors supplier Johnson Controls, Inc., and medical parts supplier Becton Dickinson & Co.

The largest drags on 2007 returns were our underweight in energy and stock selection in the information technology and consumer staples sectors. Our value orientation led us to avoid Apple and Google, Inc. but disappointing fundamental results from office equipment maker Canon, cell phone maker Motorola, Inc., and computer maker Sun Microsystems, Inc. were also drags. Results in the consumer staples sector were negatively affected by our overweight position in food companies, such as Hershey Co., which were hurt by higher input prices and by our position in drugstore chain Walgreen Co., which suffered a (rare) profit decline driven in part by lower reimbursements on generic drugs.

We were substantially underweight the financials sector throughout the year and, within the sector, favored regional commercial banks and asset managers over money center banks, insurers, and real estate companies. Both the overall sector strategy and industry emphasis within the sector added value. Our outperformance in the sector was limited, however, by our exposure to regional banks, such as National City and Washington Mutual, which were hurt by exposure to mortgage lending. Returns were also significantly hurt by exposure to McGraw Hill, whose Standard and Poor’s subsidiary is under fire for its contribution to the sub-prime mess.

Current Strategy and Outlook: The economic and market outlook over the next twelve months is uncertain. Whereas a so-called “soft landing” was the most widely-held forecast a few months ago, fears of recession or something worse are becoming more common. We believe earnings comparisons could be difficult over the next few quarters. The big story in 2008 might be 2010, in that the economy may remain fairly sluggish for most of the year, but by year-end investors might already be looking ahead towards the prospects for the next economic upturn.

We remain cautious on the market and, while staying fully invested, have emphasized defensive names. Earnings growth is likely to be at a premium over the next twelve months, and we favor companies with a good overseas exposure — companies able to take advantage of the still pretty strong growth overseas in developing and even some developed countries. We are, as always, staying diversified across industries and focusing on companies we believe have good balance sheets and prospects for earnings growth. In the near term, there are a lot of concerns in the market, but we believe it is a good time to be positioning for longer-term opportunities.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of December 31, 2007
(as a percent of net assets)

Chevron Corp.	3.1%
AT&T, Inc.	2.7%
Deere & Co.	2.4%
Rio Tinto PLC	2.2%
Paccar, Inc.	2.1%
Nokia OYJ ADR	2.1%
Norfolk Southern Corp.	2.0%
ExxonMobil Corp.	1.9%
Hewlett-Packard Co.	1.8%
Johnson Controls, Inc.	1.8%

Portfolio holdings are subject to change daily.

ING Pioneer Fund Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2007
		Since Inception		Since Inception		Since Inception
		of Class ADV and S2		of Class I		of Class S
	1 Year	December 29, 2006		April 29, 2005		May 3, 2005

Class ADV	4.51%	4.48%		—		—
Class I	5.36%	—		12.17%		—
Class S	5.07%	—		—		11.53%
Class S2	4.66%	4.64%		—		—
S&P 500® Index(1)	5.49%	5.49	%(2)	11.44	%(3)	11.44	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Pioneer Fund Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2)	Since inception performance for the index is shown from January 1, 2007.

(3)	Since inception performance for the index is shown from May 1, 2005.

ING Pioneer Mid Cap Value Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2007
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Pioneer Mid Cap Value Portfolio (the ”Portfolio”) seeks capital appreciation. The Portfolio is managed by J. Rodman Wright, Portfolio Manager and Timothy Horan, Assistant Portfolio Manager, of Pioneer Investments, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio’s Class S shares provided a total return of 5.52% compared to the Russell Midcap® Value Index(1), which returned (1.42)% for the same period.

Portfolio Specifics: Although the U.S. economy grew at a rate of over 4% per year in the second and third quarters, growing fears about the housing and credit markets and recession risk caused stock prices to shift lower in the 4th quarter. Despite that setback, the Portfolio returned over 5% net of fees in 2007 while the benchmark finished negative. The combined effect of bottom-up security selection and sector allocation in 2007 added value in nine out of ten sectors relative to the benchmark.

Performance on a relative basis was most enhanced by our lower allocation to and security selection within financials, which saw a dramatic downturn resulting from the mortgage meltdown and subsequent credit crisis that erupted in the third quarter. Security selection and sector allocation within the consumer sectors — consumer discretionary and consumer staples — were also standout contributors. Stock selection by itself was strongest in utilities, which delivered comparative sector returns of 31% vs.13% for the benchmark’s sector in 2007.

In the consumer discretionary sector, Apollo was the year’s biggest contributor. This for-profit education company had been in dire straights when we purchased it back in 2006. However, we believed the underlying business was very attractive and management’s strategy for repairing the company was correct. The stock doubled in 2007 from under $39 to over $80. In utilities, U.S. power generator NRG Energy, Inc. benefited from the skyrocketing valuations for powerplants and its decision to initiate a dividend.

Health care was the only sector whose results detracted on a sector-relative basis in 2007. Omnicare, Inc. and Cooper Companies both share similar characteristics of being good underlying businesses with a strategy to repair the business we believe will work over time.

It was not possible to avoid all the troubles that developed in the financials sector. We were well-positioned — significantly underweight REITs, banks, insurance, and diversified financials (a focus area earlier in the year that by the third quarter had moved from an overweight to an underweight). We owned one of the few financials (Annaly Management) that went up (over 39%) in a sector that declined nearly 19% for the year. Unfortunately, we also owned shares of Ambac, a municipal bond insurer which declined rapidly that we exited before it declined further. First Marblehead, a student-loan facilitator, saw its market dry up in the 4th quarter due to the credit crunch. Since then, Goldman Sachs has taken a meaningful equity stake in the company — a significant indication of faith in the business. We remain holders.

Current Strategy and Outlook: We continue to stay fully invested and make all our investment decisions on a company-by-company basis. We believe there are simply too many variables to base investment decisions on what might happen to the economy, or what the Federal Reserve Board might do, or where the dollar might go.

We anticipate further credit and housing deterioration over the course of the next few quarters. Whether stocks already discount this, or may react positively to certain types of fiscal stimulus or decline further, is hard to say. That is why we focus on company specific investments for our investment strategy.

In our view, the U.S. economy is broad and diverse, interest rates are low, the cheap dollar will help exports, and the government will take steps to mitigate damage. We believe that the U.S. economy will make it through this period and stocks will recover — perhaps sooner than many think — in due time.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

UnumProvident Corp.	3.1%
Loews Corp.	2.2%
Interpublic Group of Cos., Inc.	2.0%
Hess Corp.	1.9%
Kroger Co.	1.9%
Aetna, Inc.	1.9%
Laboratory Corp. of America Holdings	1.8%
Viacom - Class B	1.8%
Edison International	1.8%
Legg Mason, Inc.	1.7%

*	Excludes short-term investments related to securities lending collateral and U.S. government agency obligation.

Portfolio holdings are subject to change daily.

ING Pioneer Mid Cap Value Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2007
		Since Inception		Since Inception		Since Inception
		of Classes ADV and S2		of Class I		of Class S
	1 Year	December 29, 2006		May 2, 2005		April 29, 2005

Class ADV	4.91%	4.88%		—		—
Class I	5.72%	—		10.47%		—
Class S	5.52%	—		—		10.40%
Class S2	5.25%	5.22%		—		—
Russell Midcap® Value Index(1)	(1.42)%	(1.42	)%(2)	12.24	%(3)	12.24	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Pioneer Mid Cap Value Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Russell Midcap® Value Index is an unmanaged index that measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

(2)	Since inception performance for the index is shown from January 1, 2007.

(3)	Since inception performance for the index is shown from May 1, 2005.

ING Stock Index Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2007
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Stock Index Portfolio (the ”Portfolio”) seeks total return. The Portfolio is managed by Omar Aguilar Ph.D., Head of Quantitative Equity Research and Vincent Costa of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio’s Class I shares provided a total return of 5.28% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (”S&P 500® Index”), which returned 5.49% for the same period.

Portfolio Specifics: 2007 was a difficult period for the equity markets, with the S&P 500® Index falling by more than three percentage points in August and then falling again in November. The primary causes of these market declines were the losses associated with sub-prime mortgage securities and the credit crisis that occurred as a result of those losses.

The financials and consumer discretionary sectors were the worst hit during the year, while the materials and utilities sectors were the best performers.

Current Strategy and Outlook We believe the markets are likely to remain volatile over the next few months in the face of the mixed data that are common as growth slows.

The drags from housing, tighter credit and weakness in the manufacturing sector — some of it related to the housing decline — are combining to reduce growth. Many of the economic and market indicators we follow are now signaling a recession, though there is enough imprecision in the data that weak growth instead cannot be ruled out. We believe economic activity may pick up in the second half of this year as the weakness in the housing market becomes less of a drag and export growth strengthens.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

ExxonMobil Corp.	3.9%
General Electric Co.	2.8%
Microsoft Corp.	2.2%
AT&T, Inc.	1.9%
Procter & Gamble Co.	1.7%
Chevron Corp.	1.5%
Johnson & Johnson	1.4%
Bank of America Corp.	1.4%
Apple, Inc.	1.3%
Cisco Systems, Inc.	1.2%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund and securities lending collateral.

Portfolio holdings are subject to change daily.

ING Stock Index Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2007
		Since Inception		Since Inception		Since Inception
		of Class I		of Class S		of Class S2
	1 Year	May 3, 2004		April 30, 2007		August 1, 2007

Class I	5.28%	9.74%		—		—
Class S	—	—		0.06%		—
Class S2	—	—		—		0.78%
S&P 500® Index(1)	5.49%	10.03	%(2)	0.38	%(3)	1.79%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Stock Index Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2)	Since inception performance of the index is shown from May 1, 2004.

(3)	Since inception performance of the index is shown from May 1, 2007.

ING VP Index Plus International Equity Portfolio
Portfolio Managers’ Report

Country Allocation
as of December 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING VP Index Plus International Equity Portfolio (the ”Portfolio”) seeks to outperform the total return performance of the Morgan Stanley Capital International Europe Australia and Far East Index(1) (”MSCI EAFE® Index”), while maintaining a market level of risk. The Portfolio is managed by Carl Ghielen, Portfolio Manager and Martin Jensen, Portfolio Manager of ING Investment Management Advisors, B.V. — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio’s Class S shares provided a total return of 8.16% compared to the MSCI EAFE® Index(1), which returned 11.17% for the same period.

Portfolio Specifics: The Portfolio is designed to add value to the MSCI EAFE® Index through bottom-up security selection on the basis of customized sector models, while maintaining approximate benchmark weights of regions/countries, sectors and industries represented in the benchmark. The active risk is substantially controlled by the relatively large number of securities in the Portfolio (between 300 and 400). The Portfolio is rebalanced monthly to maintain the desired tilt to stocks ranking well in the individual sectors and industries represented in the benchmark.

The Portfolio underperformed its benchmark for the year as a whole. While our models proved effective in the first half of the year, substantial market swings related to the unfolding global credit crisis proved to be problematic for our quantitative approach. The deficit is attributable largely to security selection within the sectors, as by design the country/regional and sector neutral construction of the Portfolio should not add value.

The predictive power of the individual factors included in each of the sector models per region for a particular reporting period substantially determines the stock selection result in each sector and country/region. The negative selection result was substantially attributable to the adverse positioning within Japan. At the Portfolio level, the maintenance of a modest value tilt versus the benchmark resulted in a small headwind in a year where growth outperformed value as a style by a large margin in the international markets.

During the year, the selection outcome in the banks sub-sector detracted materially from the result, due primarily to an adverse ranking outcome in all regions as our valuation factors were overwhelmed by global credit developments. To a lesser extent, our valuation factors also proved to be detrimental for our stock selection in the information technology and industrial sectors. For the reporting period, our positioning in the materials and consumer discretionary sectors contributed materially to performance. In materials, the earnings and dividend variables proved especially effective in the first half of the year, while free cash flow to price and earnings to price helped rank consumer discretionary stocks successfully.

Current Strategy and Outlook: By design, the Portfolio maintains approximate benchmark weights of the countries/regions, economic sectors and industries constituting MSCI EAFE® Index. Stock selection flows from the in-sector/industry ranking models. Portfolio construction and risk control are utilized to ensure the characteristics of the Portfolio are within an acceptable band around the benchmark. Our most attractive ranking stocks may have individual overweights of up to 75 basis points (0.75%)(a basis point is one one-hundredth of one percent), while for risk control purposes the maximum allowable underweight per security is 50 basis points (0.50%). Within this context, the Portfolio continues to have a modest tilt towards lower valuation. The Portfolio stocks on average generated an historic earnings growth and have current dividend yields similar to the index, and have a slightly higher return on equity than the median index stock.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

BP PLC	1.7%
Nokia OYJ	1.6%
Toyota Motor Corp.	1.5%
Siemens AG	1.5%
iShares MSCI EAFE Index Fund	1.4%
Roche Holding AG	1.3%
Royal Dutch Shell PLC – Class B	1.2%
Telefonica SA	1.2%
ENI S.p.A.	1.2%
Royal Dutch Shell PLC – Class A	1.2%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING VP Index Plus International Equity Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2007
		Since Inception		Since Inception		Since Inception
		of Class ADV		of Classes I and S		of Class S2
	1 Year	April 12, 2006		July 29, 2005		January 10, 2006

Class ADV*	7.63%	12.97%		—		—
Class I	8.45%	—		18.28%		—
Class S	8.16%	—		17.92%		—
Class S2	7.98%	—		—		13.90%
MSCI EAFE® Index(1)	11.17%	11.17	%(2)	20.38	%(3)	18.51	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Index Plus International Equity Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

*	Class ADV commenced operations on April 12, 2006. On July 11, 2006, all outstanding shares of Class ADV were fully redeemed. On December 20, 2006, Class ADV re-commenced operations. The return for Class ADV includes the performance of Class S, adjusted to reflect the higher expenses of Class ADV, for the period of July 12, 2006 to December 19, 2006.

(1)	The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(2)	Since inception performance of the index is shown from January 1, 2007.

(3)	Since inception performance of the index is shown from August 1, 2005.

(4)	Since inception performance of the index is shown from January 1, 2006.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During The
	Value	Value	Expense	Period Ended
ING Disciplined Small Cap Value Portfolio	July 1, 2007	December 31, 2007	Ratio	December 31, 2007*

Actual Portfolio Return
Class I	$1,000.00	$823.00	0.68%	$3.12
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.78	0.68%	$3.47

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During The
	Value	Value	Expense	Period Ended
ING EquitiesPlus Portfolio	July 1, 2007	December 31, 2007	Ratio	December 31, 2007*

Actual Portfolio Return
Class ADV	$1,000.00	$957.60	1.00%	$4.93
Class I	1,000.00	960.70	0.40	1.98
Class S	1,000.00	959.70	0.65	3.21
Class S2	1,000.00	958.50	0.80	3.95
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,020.16	1.00%	$5.09
Class I	1,000.00	1,023.19	0.40	2.04
Class S	1,000.00	1,021.93	0.65	3.31
Class S2	1,000.00	1,021.17	0.80	4.08

ING Evergreen Health Sciences Portfolio

Actual Portfolio Return
Class ADV	$1,000.00	$1,032.10	1.33%	$6.81
Class I	1,000.00	1,035.20	0.73	3.74
Class S	1,000.00	1,033.70	0.98	5.02
Class S2	1,000.00	1,032.90	1.13	5.79
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.50	1.33%	$6.77
Class I	1,000.00	1,021.53	0.73	3.72
Class S	1,000.00	1,020.27	0.98	4.99
Class S2	1,000.00	1,019.51	1.13	5.75

ING Evergreen Omega Portfolio

Actual Portfolio Return
Class ADV	$1,000.00	$1,010.80	1.19%	$6.03
Class I	1,000.00	1,013.80	0.59	2.99
Class S	1,000.00	1,012.40	0.84	4.26
Class S2	1,000.00	1,012.30	0.99	5.02
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,019.21	1.19%	$6.06
Class I	1,000.00	1,022.23	0.59	3.01
Class S	1,000.00	1,020.97	0.84	4.28
Class S2	1,000.00	1,020.21	0.99	5.04

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During The
	Value	Value	Expense	Period Ended
ING Focus 5 Portfolio	July 1, 2007	December 31, 2007	Ratio	December 31, 2007*

Actual Portfolio Return
Class ADV(a)	$1,000.00	$1,043.60	0.99%	$3.71
Class I(a)	1,000.00	1,046.20	0.39	1.46
Class S(a)	1,000.00	1,045.80	0.64	2.40
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,020.21	0.99%	$5.04
Class I	1,000.00	1,023.24	0.39	1.99
Class S	1,000.00	1,021.98	0.64	3.26

ING Global Real Estate Portfolio

Actual Portfolio Return
Class ADV	$1,000.00	$942.10	1.50%	$7.34
Class I	1,000.00	945.20	0.90	4.41
Class S	1,000.00	944.00	1.15	5.63
Class S2	1,000.00	943.60	1.30	6.37
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,017.64	1.50%	$7.63
Class I	1,000.00	1,020.67	0.90	4.58
Class S	1,000.00	1,019.41	1.15	5.85
Class S2	1,000.00	1,018.65	1.30	6.61

ING Global Resources Portfolio

Actual Portfolio Return
Class ADV	$1,000.00	$1,132.40	1.24%	$6.66
Class I	1,000.00	1,135.30	0.64	3.44
Class S	1,000.00	1,133.90	0.89	4.79
Class S2	1,000.00	1,133.40	1.04	5.59
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.95	1.24%	$6.31
Class I	1,000.00	1,021.98	0.64	3.26
Class S	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	1,019.96	1.04	5.30

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.
 (a) Commencement of operations was August 20, 2007. Expenses paid reflect the 134 day period ended December 31, 2007.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During The
	Value	Value	Expense	Period Ended
ING Global Technology Portfolio	July 1, 2007	December 31, 2007	Ratio	December 31, 2007*

Actual Portfolio Return
Class S	$1,000.00	$1,017.80	1.30%	$6.61
Class S2	1,000.00	1,016.60	1.45	7.37
Hypothetical (5% return before expenses)
Class S	$1,000.00	$1,018.65	1.30%	$6.61
Class S2	1,000.00	1,017.90	1.45	7.37

ING International Growth Opportunities Portfolio

Actual Portfolio Return
Class ADV	$1,000.00	$1,057.80	1.61%	$8.35
Class I	1,000.00	1,062.50	1.01	5.25
Class S	1,000.00	1,061.20	1.26	6.55
Class S2	1,000.00	1,060.10	1.41	7.32
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,017.09	1.61%	$8.19
Class I	1,000.00	1,020.11	1.01	5.14
Class S	1,000.00	1,018.85	1.26	6.41
Class S2	1,000.00	1,018.10	1.41	7.17

ING Janus Contrarian Portfolio

Actual Portfolio Return
Class ADV	$1,000.00	$1,040.20	1.32%	$6.79
Class I	1,000.00	1,043.50	0.72	3.71
Class S	1,000.00	1,041.70	0.97	4.99
Class S2	1,000.00	1,041.40	1.12	5.76
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.55	1.32%	$6.72
Class I	1,000.00	1,021.58	0.72	3.67
Class S	1,000.00	1,020.32	0.97	4.94
Class S2	1,000.00	1,019.56	1.12	5.70

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During The
	Value	Value	Expense	Period Ended
ING JPMorgan Emerging Markets Equity Portfolio	July 1, 2007	December 31, 2007	Ratio	December 31, 2007*

Actual Portfolio Return
Class ADV	$1,000.00	$1,197.70	1.85%	$10.25
Class I	1,000.00	1,201.20	1.25	6.94
Class S	1,000.00	1,199.80	1.50	8.32
Class S2	1,000.00	1,198.70	1.65	9.14
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,015.88	1.85%	$9.40
Class I	1,000.00	1,018.90	1.25	6.36
Class S	1,000.00	1,017.64	1.50	7.63
Class S2	1,000.00	1,016.89	1.65	8.39

ING JPMorgan Small Cap Core Equity Portfolio

Actual Portfolio Return
Class ADV	$1,000.00	$898.20	1.45%	$6.94
Class I	1,000.00	900.20	0.85	4.07
Class S	1,000.00	899.60	1.10	5.27
Class S2	1,000.00	898.90	1.25	5.98
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,017.90	1.45%	$7.37
Class I	1,000.00	1,020.92	0.85	4.33
Class S	1,000.00	1,019.66	1.10	5.60
Class S2	1,000.00	1,018.90	1.25	6.36

ING JPMorgan Value Opportunities Portfolio

Actual Portfolio Return
Class ADV	$1,000.00	$915.70	1.13%	$5.46
Class I	1,000.00	918.90	0.53	2.56
Class S	1,000.00	917.50	0.78	3.77
Class S2	1,000.00	916.70	0.93	4.49
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,019.51	1.13%	$5.75
Class I	1,000.00	1,022.53	0.53	2.70
Class S	1,000.00	1,021.27	0.78	3.97
Class S2	1,000.00	1,020.52	0.93	4.74

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During The
	Value	Value	Expense	Period Ended
ING Julius Baer Foreign Portfolio	July 1, 2007	December 31, 2007	Ratio	December 31, 2007*

Actual Portfolio Return
Class ADV	$1,000.00	$1,034.80	1.47%	$7.54
Class I	1,000.00	1,038.10	0.87	4.47
Class S	1,000.00	1,037.40	1.12	5.75
Class S2	1,000.00	1,036.00	1.27	6.52
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,017.80	1.47%	$7.48
Class I	1,000.00	1,020.82	0.87	4.43
Class S	1,000.00	1,019.56	1.12	5.70
Class S2	1,000.00	1,018.80	1.27	6.46

ING Legg Mason Value Portfolio

Actual Portfolio Return
Class ADV	$1,000.00	$893.90	1.33%	$6.35
Class I	1,000.00	896.90	0.73	3.49
Class S	1,000.00	894.70	0.98	4.68
Class S2	1,000.00	894.10	1.13	5.39
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.50	1.33%	$6.77
Class I	1,000.00	1,021.53	0.73	3.72
Class S	1,000.00	1,020.27	0.98	4.99
Class S2	1,000.00	1,019.51	1.13	5.75

ING Limited Maturity Bond Portfolio

Actual Portfolio Return
Class ADV	$1,000.00	$1,033.90	0.87%	$4.46
Class I	1,000.00	1,037.60	0.27	1.39
Class S	1,000.00	1,036.50	0.52	2.67
Class S2	1,000.00	1,036.10	0.67	3.44
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,020.82	0.87%	$4.43
Class I	1,000.00	1,023.84	0.27	1.38
Class S	1,000.00	1,022.58	0.52	2.65
Class S2	1,000.00	1,021.83	0.67	3.41

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During The
	Value	Value	Expense	Period Ended
ING Liquid Assets Portfolio	July 1, 2007	December 31, 2007	Ratio	December 31, 2007*

Actual Portfolio Return
Class I	$1,000.00	$1,026.00	0.28%	$1.43
Class S	1,000.00	1,024.70	0.53	2.70
Class S2	1,000.00	1,023.90	0.68	3.47
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,023.79	0.28%	$1.43
Class S	1,000.00	1,022.53	0.53	2.70
Class S2	1,000.00	1,021.78	0.68	3.47

ING Marsico Growth Portfolio

Actual Portfolio Return
Class ADV	$1,000.00	$1,074.80	1.37%	$7.16
Class I	1,000.00	1,078.50	0.77	4.03
Class S	1,000.00	1,076.80	1.02	5.34
Class S2	1,000.00	1,076.20	1.17	6.12
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.30	1.37%	$6.97
Class I	1,000.00	1,021.32	0.77	3.92
Class S	1,000.00	1,020.06	1.02	5.19
Class S2	1,000.00	1,019.31	1.17	5.96

ING Marsico International Opportunities Portfolio

Actual Portfolio Return
Class ADV	$1,000.00	$1,118.10	1.28%	$6.83
Class I	1,000.00	1,121.00	0.68	3.64
Class S	1,000.00	1,120.00	0.93	4.97
Class S2	1,000.00	1,117.90	1.08	5.77
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.75	1.28%	$6.51
Class I	1,000.00	1,021.78	0.68	3.47
Class S	1,000.00	1,020.52	0.93	4.74
Class S2	1,000.00	1,019.76	1.08	5.50

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During The
	Value	Value	Expense	Period Ended
ING MFS Total Return Portfolio	July 1, 2007	December 31, 2007	Ratio	December 31, 2007*

Actual Portfolio Return
Class ADV	$1,000.00	$980.70	1.23%	$6.14
Class I	1,000.00	983.80	0.63	3.15
Class S	1,000.00	982.70	0.88	4.40
Class S2	1,000.00	981.50	1.03	5.14
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,019.00	1.23%	$6.26
Class I	1,000.00	1,022.03	0.63	3.21
Class S	1,000.00	1,020.77	0.88	4.48
Class S2	1,000.00	1,020.01	1.03	5.24

ING MFS Utilities Portfolio

Actual Portfolio Return
Class ADV	$1,000.00	$1,072.70	1.34%	$7.00
Class I	1,000.00	1,075.40	0.74	3.87
Class S	1,000.00	1,074.60	0.99	5.18
Class S2	1,000.00	1,072.50	1.14	5.96
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.45	1.34%	$6.82
Class I	1,000.00	1,021.48	0.74	3.77
Class S	1,000.00	1,020.21	0.99	5.04
Class S2	1,000.00	1,019.46	1.14	5.80

ING Oppenheimer Main Street Portfolio®

Actual Portfolio Return
Class ADV	$1,000.00	$973.50	1.24%	$6.17
Class I	1,000.00	976.90	0.64	3.19
Class S	1,000.00	975.30	0.89	4.43
Class S2	1,000.00	974.30	1.04	5.18
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.95	1.24%	$6.31
Class I	1,000.00	1,021.98	0.64	3.26
Class S	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	1,019.96	1.04	5.30

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During The
	Value	Value	Expense	Period Ended
ING PIMCO Core Bond Portfolio	July 1, 2007	December 31, 2007	Ratio	December 31, 2007*

Actual Portfolio Return
Class ADV	$1,000.00	$1,080.30	1.17%	$6.13
Class I	1,000.00	1,085.30	0.57	3.00
Class S	1,000.00	1,082.90	0.82	4.31
Class S2	1,000.00	1,082.70	0.97	5.09
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,019.31	1.17%	$5.96
Class I	1,000.00	1,022.33	0.57	2.91
Class S	1,000.00	1,021.07	0.82	4.18
Class S2	1,000.00	1,020.32	0.97	4.94

ING PIMCO High Yield Portfolio

Actual Portfolio Return
Class ADV	$1,000.00	$1,006.60	1.10%	$5.56
Class I	1,000.00	1,010.90	0.50	2.53
Class S	1,000.00	1,009.50	0.75	3.80
Class S2	1,000.00	1,009.00	0.90	4.56
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,019.66	1.10%	$5.60
Class I	1,000.00	1,022.68	0.50	2.55
Class S	1,000.00	1,021.42	0.75	3.82
Class S2	1,000.00	1,020.67	0.90	4.58

ING Pioneer Equity Income Portfolio

Actual Portfolio Return
Class ADV	$1,000.00	$940.20	1.28%	$6.26
Class I	1,000.00	943.80	0.68	3.33
Class S	1,000.00	941.50	0.93	4.55
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.75	1.28%	$6.51
Class I	1,000.00	1,021.78	0.68	3.47
Class S	1,000.00	1,020.52	0.93	4.74

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During The
	Value	Value	Expense	Period Ended
ING Pioneer Fund Portfolio	July 1, 2007	December 31, 2007	Ratio	December 31, 2007*

Actual Portfolio Return
Class ADV	$1,000.00	$970.50	1.29%	$6.41
Class I	1,000.00	974.40	0.69	3.43
Class S	1,000.00	973.60	0.94	4.68
Class S2	1,000.00	972.00	1.09	5.42
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.70	1.29%	$6.56
Class I	1,000.00	1,021.73	0.69	3.52
Class S	1,000.00	1,020.47	0.94	4.79
Class S2	1,000.00	1,019.71	1.09	5.55

ING Pioneer Mid Cap Value Portfolio

Actual Portfolio Return
Class ADV	$1,000.00	$931.10	1.24%	$6.04
Class I	1,000.00	934.00	0.64	3.12
Class S	1,000.00	933.10	0.89	4.34
Class S2	1,000.00	932.00	1.04	5.06
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.95	1.24%	$6.31
Class I	1,000.00	1,021.98	0.64	3.26
Class S	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	1,019.96	1.04	5.30

ING Stock Index Portfolio

Actual Portfolio Return
Class I	$1,000.00	$985.30	0.26%	$1.30
Class S	1,000.00	984.50	0.51	2.55
Class S2(a)	1,000.00	1,007.80	0.66	2.78
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,023.89	0.26%	$1.33
Class S	1,000.00	1,022.63	0.51	2.60
Class S2	1,000.00	1,021.88	0.66	3.36

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

(a)	Commencement of operations was August 1, 2007. Expenses paid reflect the 153 day period ended December 31, 2007.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During The
	Value	Value	Expense	Period Ended
ING VP Index Plus International Equity Portfolio	July 1, 2007	December 31, 2007	Ratio	December 31, 2007*

Actual Portfolio Return
Class ADV	$1,000.00	$970.30	1.15%	$5.71
Class I	1,000.00	974.50	0.55	2.74
Class S	1,000.00	973.10	0.80	3.98
Class S2	1,000.00	971.80	0.95	4.72
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,019.41	1.15%	$5.85
Class I	1,000.00	1,022.43	0.55	2.80
Class S	1,000.00	1,021.17	0.80	4.08
Class S2	1,000.00	1,020.42	0.95	4.84

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Investors Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Disciplined Small Cap Value Portfolio, ING EquitiesPlus Portfolio, ING Evergreen Health Sciences Portfolio, ING Evergreen Omega Portfolio, ING Focus 5 Portfolio, ING Global Real Estate Portfolio, ING Global Resources Portfolio, ING Global Technology Portfolio, ING International Growth Opportunities Portfolio (formerly, ING International Portfolio), ING Janus Contrarian Portfolio, ING JPMorgan Emerging Markets Equity Portfolio, ING JPMorgan Small Cap Core Equity Portfolio, ING JPMorgan Value Opportunities Portfolio, ING Julius Baer Foreign Portfolio, ING Legg Mason Value Portfolio, ING Limited Maturity Bond Portfolio, ING Liquid Assets Portfolio, ING Marsico Growth Portfolio, ING Marsico International Opportunities Portfolio, ING MFS Total Return Portfolio, ING MFS Utilities Portfolio, ING Oppenheimer Main Street Portfolio®, ING PIMCO Core Bond Portfolio, ING PIMCO High Yield Portfolio, ING Pioneer Equity Income Portfolio, ING Pioneer Fund Portfolio, ING Pioneer Mid Cap Value Portfolio, ING Stock Index Portfolio, ING VP Index Plus International Equity Portfolio, each a series of ING Investors Trust, as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios of ING Investors Trust, as of December 31, 2007, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 29, 2008

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2007

	ING		ING	ING
	Disciplined	ING	Evergreen	Evergreen
	Small Cap Value	EquitiesPlus	Health Sciences	Omega
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in securities at value+*	$191,287,689	$91,958,404	$205,431,655	$195,863,347
Short-term investments**	—	4,950,325	—	—
Short-term investments in affiliates at amortized cost	—	7,650,000	—	—
Short-term investments at amortized cost	60,556,953	196,000	15,705,338	112,981
Cash	51,395	123,066	2,008,433	262,550
Cash collateral for futures	—	253,278	—	—
Foreign currencies at value***	—	—	1,274	—
Receivables:
Investment securities sold	11,118,284	—	1,403,743	1,084,696
Fund shares sold	411,298	56,151	381,936	28,775
Dividends and interest	671,117	843,926	138,417	99,804
Variation margin receivable	—	71,031	—	—
Prepaid expenses	15	28	—	—
Reimbursement due from manager	—	4,003	—	11

Total assets	264,096,751	106,106,212	225,070,796	197,452,164

LIABILITIES:
Payable for investment securities purchased	14,053,603	—	187,394	875,158
Payable for fund shares redeemed	—	—	201,336	461,533
Payable for futures variation margin	—	557,775	—	—
Payable upon receipt of securities loaned	58,081,953	—	—	—
Unrealized depreciation on swap agreements	—	458,618	—	—
Payable to affiliates	111,787	58,387	189,072	104,267
Payable for trustee fees	812	3,995	—	—
Other accrued expenses and liabilities	24,560	36,872	—	—

Total liabilities	72,272,715	1,115,647	577,802	1,440,958

NET ASSETS	$191,824,036	$104,990,565	$224,492,994	$196,011,206

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$218,010,574	$100,988,694	$184,341,096	$157,101,135
Undistributed net investment income	3,097,401	6,106,262	312,615	810,369
Accumulated net realized gain (loss) on investments, foreign currency related transactions, futures, and swaps	(11,453,939)	1,970,437	9,831,623	18,962,560
Net unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and swaps	(17,830,000)	(4,074,828)	30,007,660	19,137,142

NET ASSETS	$191,824,036	$104,990,565	$224,492,994	$196,011,206

+ Including securities loaned at value	$55,749,177	$—	$—	$—
* Cost of investments in securities	$209,117,689	$94,081,430	$175,425,974	$176,726,205
** Cost of short-term investments	$—	$4,938,630	$—	$—
*** Cost of foreign currencies	$—	$—	$849	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2007

	ING		ING	ING
	Disciplined	ING	Evergreen	Evergreen
	Small Cap Value	EquitiesPlus	Health Sciences	Omega
	Portfolio	Portfolio	Portfolio	Portfolio

Class ADV:
Net assets	n/a	$954	$1,048	$1,108
Shares authorized	n/a	unlimited	unlimited	unlimited
Par value	n/a	$0.001	$0.001	$0.001
Shares outstanding	n/a	94	83	88
Net asset value and redemption price per share	n/a	$10.12	$12.64	$12.65
Class I:
Net assets	$191,824,036	$962	$4,856,951	$186,020,952
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	20,521,749	94	380,918	14,442,552
Net asset value and redemption price per share	$9.35	$10.22	$12.75	$12.88
Class S:
Net assets	n/a	$104,955,566	$219,633,945	$8,687,690
Shares authorized	n/a	unlimited	unlimited	unlimited
Par value	n/a	$0.001	$0.001	$0.001
Shares outstanding	n/a	10,283,043	17,267,218	678,677
Net asset value and redemption price per share	n/a	$10.21	$12.72	$12.80
Class S2:
Net assets	n/a	$33,083	$1,050	$1,301,456
Shares authorized	n/a	unlimited	unlimited	unlimited
Par value	n/a	$0.001	$0.001	$0.001
Shares outstanding	n/a	3,250	83	102,155
Net asset value and redemption price per share	n/a	$10.18	$12.67	$12.74

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2007 (continued)

		ING	ING	ING
	ING	Global	Global	Global
	Focus 5	Real Estate	Resources	Technology
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in securities at value+*	$108,361,437	$283,159,078	$1,092,138,406	$128,042,851
Investments in affiliates**	—	1,044,861	—	—
Short-term investments in affiliates at amortized cost	—	—	40,000,000	11,850,000
Short-term investments at amortized cost	5,638,000	10,531,145	135,442,286	10,571,914
Cash	21,314	15,573,360	11,747,657	—
Cash collateral for futures	46,800	—	—	—
Foreign currencies at value***	32,159	55,558	—	20
Receivables:
Investment securities sold	49,675,708	—	10,390,197	—
Fund shares sold	1,326,395	3,798,741	402,883	3,951
Dividends and interest	145,983	1,512,238	1,015,144	310,618
Prepaid expenses	49,183	10,992	—	—
Reimbursement due from manager	8,986	23,997	3,987	23,240

Total assets	165,305,965	315,709,970	1,291,140,560	150,802,594

LIABILITIES:
Payable for investment securities purchased	54,824,824	8,850,893	29,306,183	—
Payable for fund shares redeemed	—	7,521	8,904,385	750,657
Payable for futures variation margin	3,225	—	—	—
Payable upon receipt of securities loaned	—	10,531,145	133,167,286	10,290,914
Payable to affiliates	56,601	251,266	820,230	176,988
Payable to custodian due to bank overdraft	—	—	—	214,448
Payable to custodian for foreign currency overdraft****	—	—	414,319	—
Payable for trustee fees	767	1,479	24,532	—
Other accrued expenses and liabilities	13,327	70,481	—	—

Total liabilities	54,898,744	19,712,785	172,636,935	11,433,007

NET ASSETS	$110,407,221	$295,997,185	$1,118,503,625	$139,369,587

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$112,282,187	$308,659,779	$815,495,529	$123,211,000
Undistributed net investment income (distributions in excess of net investment income)	(9,906)	(49,649)	13,837,328	—
Accumulated net realized gain (loss) on investments, foreign currency related transactions, and futures	(1,090,864)	(10,152,577)	193,268,871	11,008,530
Net unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	(774,196)	(2,460,368)	95,901,897	5,150,057

NET ASSETS	$110,407,221	$295,997,185	$1,118,503,625	$139,369,587

+ Including securities loaned at value	$—	$10,337,810	$127,969,022	$9,865,957
* Cost of investments in securities	$109,131,019	$285,544,949	$996,303,270	$122,892,798
** Cost of investments in affiliates	$—	$1,118,175	$—	$—
*** Cost of foreign currencies	$21,665	$2,978	$—	$16
**** Cost of foreign currency overdraft	$—	$—	$454,270	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2007

		ING	ING	ING
	ING	Global	Global	Global
	Focus 5	Real Estate	Resources	Technology
	Portfolio	Portfolio	Portfolio	Portfolio

Class ADV:
Net assets	$1,051	$1,119	$1,879,601	n/a
Shares authorized	unlimited	unlimited	unlimited	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	101	93	72,491	n/a
Net asset value and redemption price per share	$10.41	$12.08	$25.93	n/a
Class I:
Net assets	$1,051	$141,367,336	$35,734,200	n/a
Shares authorized	unlimited	unlimited	unlimited	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	101	11,705,338	1,355,564	n/a
Net asset value and redemption price per share	$10.41	$12.08	$26.36	n/a
Class S:
Net assets	$110,405,119	$151,892,932	$1,039,715,890	$132,072,009
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	10,606,735	12,587,178	39,692,956	17,220,029
Net asset value and redemption price per share	$10.41	$12.07	$26.19	$7.67
Class S2:
Net assets	n/a	$2,735,798	$41,173,934	$7,297,578
Shares authorized	n/a	unlimited	unlimited	unlimited
Par value	n/a	$0.001	$0.001	$0.001
Shares outstanding	n/a	225,763	1,582,975	958,854
Net asset value and redemption price per share	n/a	$12.12	$26.01	$7.61

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2007 (continued)

	ING	ING	ING	ING
	International	Janus	JPMorgan Emerging	JPMorgan Small Cap
	Growth Opportunities	Contrarian	Markets Equity	Core Equity
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in securities at value+*	$168,435,374	$825,978,235	$1,329,930,137	$404,222,594
Short-term investments in affiliates at amortized cost	550,000	—	—	—
Short-term investments at amortized cost	23,200,193	173,048,075	282,004,865	133,700,237
Cash	31,747	906,112	19,581,486	2,502,927
Foreign currencies at value**	638	1,958,521	3,454,633	—
Receivables:
Investment securities sold	—	4,629,486	—	1,070,297
Fund shares sold	—	4,929,574	602,637	5,281,519
Dividends and interest	210,141	1,081,102	1,096,781	671,473
Unrealized appreciation on forward foreign currency contracts	—	1,070,790	—	—
Reimbursement due from manager	—	—	—	45

Total assets	192,428,093	1,013,601,895	1,636,670,539	547,449,092

LIABILITIES:
Payable for investment securities purchased	—	12,759,021	27,356,461	8,092,671
Payable for fund shares redeemed	797,580	302,586	6,775,793	2,004
Payable for futures variation margin	—	—	—	4,055
Payable upon receipt of securities loaned	23,037,193	146,650,275	239,806,016	117,314,014
Unrealized depreciation on forward currency contracts	—	206,640	—	—
Payable to affiliates	182,126	693,831	1,732,815	368,937
Payable for trustee fees	—	—	24,532	—
Other accrued expenses and liabilities	474	—	—	—
Options written	—	285	—	—
Accrued foreign capital gains tax	138,807	3,511,530	359,074	—

Total liabilities	24,156,180	164,124,168	276,054,691	125,781,681

NET ASSETS	$168,271,913	$849,477,727	$1,360,615,848	$421,667,411

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$112,777,827	$652,308,982	$781,413,652	$374,846,039
Undistributed net investment income	1,283,875	2,118,493	31,009,360	2,567,251
Accumulated net realized gain on investments, foreign currency related transactions, futures, and written options	36,165,065	120,777,531	33,485,049	35,997,385
Net unrealized appreciation on investments, foreign currency related transactions, futures, and written options	18,045,146	74,272,721	514,707,787	8,256,736

NET ASSETS	$168,271,913	$849,477,727	$1,360,615,848	$421,667,411

+ Including securities loaned at value	$22,190,572	$142,612,333	$231,801,841	$112,540,480
* Cost of investments in securities	$150,402,266	$752,541,900	$815,165,346	$395,850,965
** Cost of foreign currencies	$628	$1,951,428	$3,479,227	$—
Premiums received for options written	$—	$5,814	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2007

	ING	ING	ING	ING
	International	Janus	JPMorgan Emerging	JPMorgan Small Cap
	Growth Opportunities	Contrarian	Markets Equity	Core Equity
	Portfolio	Portfolio	Portfolio	Portfolio

Class ADV:
Net assets	$979	$2,284	$5,039,748	$2,601,883
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	96	130	190,655	198,831
Net asset value and redemption price per share	$10.21	$17.58	$26.43	$13.09
Class I:
Net assets	$888	$2,385	$333,429,298	$117,033,536
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	86	134	12,418,626	8,756,812
Net asset value and redemption price per share	$10.34	$17.75	$26.85	$13.36
Class S:
Net assets	$157,448,783	$810,063,723	$974,311,680	$251,078,371
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	15,204,149	45,759,432	36,367,815	18,926,759
Net asset value and redemption price per share	$10.36	$17.70	$26.79	$13.27
Class S2:
Net assets	$10,821,263	$39,409,335	$47,835,122	$50,953,621
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,049,825	2,242,175	1,798,968	3,872,662
Net asset value and redemption price per share	$10.31	$17.58	$26.59	$13.16

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2007 (continued)

	ING	ING	ING	ING
	JPMorgan Value	Julius Baer	Legg Mason	Limited
	Opportunities	Foreign	Value	Maturity Bond
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in securities at value+*	$345,721,126	$2,384,620,405	$925,007,263	$721,637,708
Short-term investments in affiliates at amortized cost	—	—	—	505,000
Short-term investments at amortized cost	7,905,660	271,057,559	—	199,609,871
Cash	1,063,831	22,258,205	12,785,860	7,265,744
Cash collateral for futures	—	—	—	787,215
Foreign currencies at value**	—	5,952,966	—	—
Receivables:
Investment securities sold	—	5,036,637	864,652	425
Fund shares sold	593,734	2,683,162	9,118,427	2,041,450
Dividends and interest	648,388	4,365,643	470,108	6,063,528
Variation margin receivable	—	—	—	422,038
Unrealized appreciation on forward foreign currency contracts	—	3,117,290	—	—
Upfront payments made on swap agreements	—	—	—	213,929
Unrealized appreciation on swap agreements	—	—	—	62,966
Prepaid expenses	75	—	—	—
Reimbursement due from manager	2,609	—	—	—

Total assets	355,935,423	2,699,091,867	948,246,310	938,609,874

LIABILITIES:
Payable for investment securities purchased	—	1,374,295	—	—
Payable for fund shares redeemed	340,593	10,357,142	174,233	729,326
Payable for futures variation margin	—	—	—	370,077
Payable upon receipt of securities loaned	—	252,022,785	—	198,133,871
Unrealized depreciation on forward currency contracts	—	726,555	—	—
Unrealized depreciation on swap agreements	—	—	—	5,825
Payable to affiliates	165,345	2,041,387	690,147	218,255
Payable for trustee fees	3,170	—	—	—
Other accrued expenses and liabilities	60,601	215	—	—

Total liabilities	569,709	266,522,379	864,380	199,457,354

NET ASSETS	$355,365,714	$2,432,569,488	$947,381,930	$739,152,520

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$323,764,626	$1,845,580,687	$876,203,125	$710,446,869
Undistributed net investment income (Distributions in excess of net investment loss)	6,194,179	(5,251,506)	114,085	28,068,602
Accumulated net realized gain on investments, foreign currency related transactions, futures, and swaps	35,663,700	202,943,745	69,905,677	2,961,132
Net unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and swaps	(10,256,791)	389,296,562	1,159,043	(2,324,083)

NET ASSETS	$355,365,714	$2,432,569,488	$947,381,930	$739,152,520

+ Including securities loaned at value	$—	$240,335,531	$—	$194,400,025
* Cost of investments in securities	$355,977,917	$1,998,034,056	$923,850,359	$724,034,575
** Cost of foreign currencies	$—	$5,665,625	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2007

	ING	ING	ING	ING
	JPMorgan Value	Julius Baer	Legg Mason	Limited
	Opportunities	Foreign	Value	Maturity Bond
	Portfolio	Portfolio	Portfolio	Portfolio

Class ADV:
Net assets	$15,343	$6,491,189	$6,190,279	$1,045
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,319	356,184	597,055	95
Net asset value and redemption price per share	$11.63	$18.22	$10.37	$11.01
Class I:
Net assets	$302,743,541	$1,259,237,980	$531,657,708	$487,841,011
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	25,750,630	68,143,681	50,460,453	43,971,591
Net asset value and redemption price per share	$11.76	$18.48	$10.54	$11.09
Class S:
Net assets	$50,933,433	$1,083,646,791	$384,079,345	$251,309,408
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	4,336,135	58,940,000	36,704,333	22,609,058
Net asset value and redemption price per share	$11.75	$18.39	$10.46	$11.12
Class S2:
Net assets	$1,673,397	$83,193,528	$25,454,598	$1,056
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	143,441	4,540,312	2,447,204	95
Net asset value and redemption price per share	$11.67	$18.32	$10.40	$11.08

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2007 (continued)

			ING
	ING	ING	Marsico	ING
	Liquid	Marsico	International	MFS
	Assets	Growth	Opportunities	Total Return
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in securities at value+*	$—	$944,181,359	$533,674,276	$1,509,358,346
Short-term investments at amortized cost	1,370,508,497	190,649,733	104,639,252	328,764,714
Cash	144,320	7,751,207	5,980,479	7,344,225
Foreign currencies at value**	—	—	2,078,300	—
Receivables:
Investment securities sold	—	9,971,876	36,096	1,083,021
Fund shares sold	2,867,424	320,602	264,932	125,016
Dividends and interest	4,655,306	762,117	468,669	7,499,518
Prepaid expenses	—	—	153	—
Reimbursement due from manager	24	—	28,691	—

Total assets	1,378,175,571	1,153,636,894	647,170,848	1,854,174,840

LIABILITIES:
Payable for investment securities purchased	—	5,602,960	6,836,483	1,113,148
Payable for fund shares redeemed	1,704,157	2,233,720	2,654,594	87,831
Payable upon receipt of securities loaned	—	124,505,942	53,834,862	328,764,714
Income distribution payable	1,308	—	—	—
Payable to affiliates	567,143	846,716	391,042	1,125,164
Payable for trustee fees	105,113	—	3,644	—
Other accrued expenses and liabilities	6,733	—	119,347	—

Total liabilities	2,384,454	133,189,338	63,839,972	331,090,857

NET ASSETS	$1,375,791,117	$1,020,447,556	$583,330,876	$1,523,083,983

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,375,835,675	$1,388,274,593	$452,001,620	$1,319,518,218
Undistributed net investment income	—	6,293,526	4,793,975	40,353,390
Accumulated net realized gain (loss) on investments and foreign currency related transactions	(44,558)	(620,725,179)	61,216,530	96,485,930
Net unrealized appreciation on investments and foreign currency related transactions	—	246,604,616	65,318,751	66,726,445

NET ASSETS	$1,375,791,117	$1,020,447,556	$583,330,876	$1,523,083,983

+ Including securities loaned at value	$—	$120,413,523	$51,664,860	$320,154,750
* Cost of investments in securities	$—	$697,576,743	$468,375,636	$1,442,633,889
** Cost of foreign currencies	$—	$—	$2,087,430	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2007

			ING
	ING	ING	Marsico	ING
	Liquid	Marsico	International	MFS
	Assets	Growth	Opportunities	Total Return
	Portfolio	Portfolio	Portfolio	Portfolio

Class ADV:
Net assets	n/a	$14,648,711	$15,697,891	$6,427,928
Shares authorized	n/a	unlimited	unlimited	unlimited
Par value	n/a	$0.001	$0.001	$0.001
Shares outstanding	n/a	784,136	924,071	357,279
Net asset value and redemption price per share	n/a	$18.68	$16.99	$17.99
Class I:
Net assets	$184,187,359	$145,441,516	$204,728,631	$200,344,553
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	184,165,764	7,599,176	11,962,292	10,972,492
Net asset value and redemption price per share	$1.00	$19.14	$17.11	$18.26
Class S:
Net assets	$1,136,300,132	$833,884,644	$362,903,215	$1,265,295,611
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,136,373,281	44,047,388	21,289,620	69,407,521
Net asset value and redemption price per share	$1.00	$18.93	$17.05	$18.23
Class S2:
Net assets	$55,303,626	$26,472,685	$1,139	$51,015,891
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	55,302,742	1,408,903	67	2,820,958
Net asset value and redemption price per share	$1.00	$18.79	$16.95	$18.08

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2007 (continued)

	ING	ING	ING	ING
	MFS	Oppenheimer	PIMCO	PIMCO
	Utilities	Main Street	Core Bond	High Yield
	Portfolio	Portfolio®	Portfolio	Portfolio

ASSETS:
Investments in securities at value+*	$577,146,910	$481,329,436	$2,456,395,417	$639,479,172
Short-term investments at amortized cost	—	57,089,911	240,838,829	143,800,040
Cash	24,335,070	446,986	33,228,514	26,686,680
Cash collateral for futures	—	—	6,505,000	—
Foreign currencies at value**	36,222	—	3,459,616	31,771,401
Receivables:
Investment securities sold	2,741,161	3,278,269	224,485,838	21,620,734
Fund shares sold	222,416	711,883	2,018,209	143,765
Dividends and interest	920,762	558,618	11,037,597	10,130,250
Variation margin receivable	—	—	1,575,481	—
Unrealized appreciation on forward foreign currency contracts	311,977	—	5,935,339	1,655,581
Upfront payments made on swap agreements	—	—	2,636,776	1,073,119
Unrealized appreciation on swap agreements	—	—	24,176,167	341,026
Prepaid expenses	63	—	—	—

Total assets	605,714,581	543,415,103	3,012,292,783	876,701,768

LIABILITIES:
Payable for investment securities purchased	5,089,874	3,618,434	943,376,036	113,134,011
Payable for fund shares redeemed	2,297,902	11,098	4,254,699	573,448
Payable for futures variation margin	—	—	220,076	—
Payable upon receipt of securities loaned	—	54,365,373	59,689,502	83,853,780
Sales commitments, at value (Note 2)	—	—	11,416,039	—
Unrealized depreciation on forward currency contracts	155,651	—	362,892	281,654
Upfront payments received on swap agreements	—	—	3,819,609	188,661
Unrealized depreciation on swap agreements	—	—	6,538,291	5,043,720
Payable to affiliates	468,605	370,948	1,125,082	405,519
Payable for trustee fees	2,963	—	—	—
Other accrued expenses and liabilities	109,932	—	161,431	1,320
Options written	—	—	21,295,383	12,972,692
Accrued foreign taxes on capital gains	10,701	—	—	—

Total liabilities	8,135,628	58,365,853	1,052,259,040	216,454,805

NET ASSETS	$597,578,953	$485,049,250	$1,960,033,743	$660,246,963

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$454,332,678	$596,033,568	$1,825,237,839	$671,548,203
Undistributed net investment income	5,090,006	5,480,844	72,229,204	2,705,521
Accumulated net realized gain (loss) on investments, foreign currency related transactions, futures, swaps, and written options	67,282,579	(130,535,268)	(946,068)	(747,283)
Net unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, swaps, and written options	70,873,690	14,070,106	63,512,768	(13,259,478)

NET ASSETS	$597,578,953	$485,049,250	$1,960,033,743	$660,246,963

+ Including securities loaned at value	$—	$52,528,439	$50,434,434	$81,654,456
* Cost of investments in securities	$506,432,502	$467,259,639	$2,427,312,730	$645,255,774
** Cost of foreign currencies	$34,851	$—	$3,449,213	$31,157,910
Premiums received for options written	$—	$—	$7,233,041	$8,202,045
Cost of sales commitments	$—	$—	$11,391,574	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2007

	ING	ING	ING	ING
	MFS	Oppenheimer	PIMCO	PIMCO
	Utilities	Main Street	Core Bond	High Yield
	Portfolio	Portfolio	Portfolio	Portfolio

Class ADV:
Net assets	$987,157	$1,131	$1,090	$315,203
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	55,634	56	97	31,894
Net asset value and redemption price per share	$17.74	$20.22	$11.29	$9.88
Class I:
Net assets	$9,191,938	$5,857,307	$932,676,646	$45,772,513
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	512,816	286,051	81,476,761	4,633,371
Net asset value and redemption price per share	$17.92	$20.48	$11.45	$9.88
Class S:
Net assets	$587,398,621	$474,328,726	$979,690,316	$614,158,267
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	32,923,916	23,159,283	85,399,346	62,088,353
Net asset value and redemption price per share	$17.84	$20.48	$11.47	$9.89
Class S2:
Net assets	$1,237	$4,862,086	$47,665,691	$980
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	69	238,649	4,177,270	99
Net asset value and redemption price per share	$17.83	$20.37	$11.41	$9.90

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2007 (continued)

	ING	ING	ING
	Pioneer	Pioneer	Pioneer
	Equity Income	Fund	Mid Cap Value
	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in securities at value+*	$161,893,798	$133,620,952	$973,330,406
Short-term investments at amortized cost	3,571,395	893,849	165,763,729
Cash	384,982	600,401	3,632,303
Receivables:
Investment securities sold	962,141	247,139	1,378,923
Fund shares sold	1,779	277,783	5,433,425
Dividends and interest	586,202	262,404	1,494,366
Prepaid expenses	5,011	—	—
Reimbursement due from manager	9,163	4,646	4

Total assets	167,414,471	135,907,174	1,151,033,156

LIABILITIES:
Payable for investment securities purchased	1,116,488	234,591	2,127,105
Payable for fund shares redeemed	261,799	3,325	47,186
Payable upon receipt of securities loaned	—	—	134,903,959
Payable to affiliates	107,426	103,989	694,119
Payable to custodian due to foreign currency overdraft**	—	181	—
Payable for trustee fees	215	—	—
Other accrued expenses and liabilities	21,294	—	—

Total liabilities	1,507,222	342,086	137,772,369

NET ASSETS	$165,907,249	$135,565,088	$1,013,260,787

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$171,381,754	$111,569,852	$922,211,467
Undistributed net investment income	9,332	1,608,880	7,069,556
Accumulated net realized gain (loss) on investments and foreign currency related transactions	(4,320,221)	3,698,531	55,771,227
Net unrealized appreciation or depreciation on investments and foreign currency related transactions	(1,163,616)	18,687,825	28,208,537

NET ASSETS	$165,907,249	$135,565,088	$1,013,260,787

+ Including securities loaned at value	$—	$—	$131,771,206
* Cost of investments in securities	$163,057,414	$114,933,347	$945,121,869
** Cost of foreign currency overdraft	$—	$181	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2007

	ING	ING	ING
	Pioneer	Pioneer	Pioneer
	Equity Income	Fund	Mid Cap Value
	Portfolio	Portfolio	Portfolio

Class ADV:
Net assets	$946	$1,033	$1,016
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	103	79	83
Net asset value and redemption price per share	$9.18	$13.02	$12.22
Class I:
Net assets	$165,905,366	$41,027,800	$356,456,957
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	18,063,639	3,117,531	28,811,175
Net asset value and redemption price per share	$9.18	$13.16	$12.37
Class S:
Net assets	$937	$94,535,221	$656,801,795
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	102	7,206,455	53,299,296
Net asset value and redemption price per share	$9.18	$13.12	$12.32
Class S2:
Net assets	n/a	$1,034	$1,019
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.001	$0.001
Shares outstanding	n/a	79	83
Net asset value and redemption price per share	n/a	$13.04	$12.26

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2007 (continued)

		ING
	ING	VP Index Plus
	Stock	International
	Index	Equity
	Portfolio	Portfolio

ASSETS:
Investments in securities at value+*	$473,042,451	$784,544,398
Short-term investments in affiliates at amortized cost	12,050,000	—
Short-term investments at amortized cost	55,279,294	10,370,991
Cash	80,721	11,331,570
Cash collateral for futures	630,000	60,587
Foreign currencies at value**	—	278,948
Receivables:
Investment securities sold	115,153	2,329,416
Fund shares sold	1,251,428	2,179,256
Dividends and interest	751,946	1,468,162
Prepaid expenses	—	79
Reimbursement due from manager	—	38,855

Total assets	543,200,993	812,602,262

LIABILITIES:
Payable for investment securities purchased	250,960	7,975,410
Payable for fund shares redeemed	30,627	152,287
Payable for futures variation margin	76,085	—
Payable upon receipt of securities loaned	54,283,294	10,370,991
Payable to affiliates	106,033	394,938
Payable for trustee fees	—	3,304
Other accrued expenses and liabilities	—	96,669

Total liabilities	54,746,999	18,993,599

NET ASSETS	$488,453,994	$793,608,663

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$397,712,473	$720,798,726
Undistributed net investment income	8,302,889	13,300,177
Accumulated net realized gain on investments, foreign currency related transactions, and futures	3,757,298	68,174,908
Net unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	78,681,334	(8,665,148)

NET ASSETS	$488,453,994	$793,608,663

+ Including securities loaned at value	$52,628,599	$9,900,040
* Cost of investments in securities	$394,288,071	$793,288,763
** Cost of foreign currencies	$—	$221,336

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2007

		ING
	ING	VP Index Plus
	Stock	International
	Index	Equity
	Portfolio	Portfolio

Class ADV:
Net assets	n/a	$1,060
Shares authorized	n/a	unlimited
Par value	n/a	$0.001
Shares outstanding	n/a	76
Net asset value and redemption price per share	n/a	$14.04
Class I:
Net assets	$481,091,038	$676,160,411
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	37,187,996	47,734,261
Net asset value and redemption price per share	$12.94	$14.17
Class S:
Net assets	$5,357,541	$116,647,136
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	415,141	8,263,598
Net asset value and redemption price per share	$12.91	$14.12
Class S2:
Net assets	$2,005,415	$800,056
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	155,630	56,554
Net asset value and redemption price per share	$12.89	$14.15

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2007

	ING		ING	ING
	Disciplined	ING	Evergreen	Evergreen
	Small Cap Value	EquitiesPlus	Health Sciences	Omega
	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$4,242,272	$174,731	$1,941,475	$1,997,268
Interest(1)	127,572	6,498,837	473,306	52,444
Securities lending income	74,031	—	—	—

Total investment income	4,443,875	6,673,568	2,414,781	2,049,712

EXPENSES:
Investment management fees	891,766	358,040	—	—
Unified fees	—	—	1,610,112	1,223,055
Distribution and service fees:
Class ADV	—	8	9	9
Class S	—	298,275	525,379	23,334
Class S2	—	170	5	6,826
Transfer agent fees	265	365	—	—
Administrative service fees	162,137	119,345	—	—
Shareholder reporting expense	12,092	30,475	—	—
Professional fees	6,085	13,720	—	—
Custody and accounting expense	23,356	25,393	—	—
Trustee fees and expenses	4,245	6,467	9,452	9,002
Miscellaneous expense	2,275	12,426	—	—

Total expenses	1,102,221	864,684	2,144,957	1,262,226
Net waived and reimbursed fees	—	(83,920)	(3)	(1,367)
Brokerage commission recapture	—	—	(44,077)	(25,847)

Net expenses	1,102,221	780,764	2,100,877	1,235,012

Net investment income	3,341,654	5,892,804	313,904	814,700

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, AND SWAPS:
Net realized gain (loss) on:
Investments	(11,462,229)	(48,705)	10,966,522	19,009,427
Foreign currency related transactions	—	—	8,766	—
Futures and swaps	—	1,964,275	—	—

Net realized gain (loss) on investments, foreign currency related transactions, futures, and swaps	(11,462,229)	1,915,570	10,975,288	19,009,427

Net change in unrealized appreciation or depreciation on:
Investments	(22,089,068)	(2,410,705)	5,829,580	3,152,131
Foreign currency related transactions	—	—	1,005	—
Futures and swaps	—	(1,598,578)	—	—

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and swaps	(22,089,068)	(4,009,283)	5,830,585	3,152,131

Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, and swaps	(33,551,297)	(2,093,713)	16,805,873	22,161,558

Increase (decrease) in net assets resulting from operations	$(30,209,643)	$3,799,091	$17,119,777	$22,976,258

* Foreign taxes withheld	$2,183	$—	$100,527	$—
(1) Affiliated income	$—	$498,241	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS

		ING	ING	ING
	ING	Global	Global	Global
	Focus 5	Real Estate	Resources	Technology
	Portfolio	Portfolio	Portfolio	Portfolio
	August 20, 2007(3)	Year Ended	Year Ended	Year Ended
	to December 31,	December 31,	December 31,	December 31,
	2007	2007	2007	2007

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$389,196	$5,391,716	$14,859,085	$964,933
Interest(2)	52,811	182,659	992,143	212,800
Securities lending income	—	164	1,031,962	52,423

Total investment income	442,007	5,574,539	16,883,190	1,230,156

EXPENSES:
Investment management fees	64,325	1,803,998	—	—
Unified fees	—	—	5,497,712	1,258,874
Distribution and service fees:
Class ADV	3	10	5,475	—
Class S	50,252	331,757	1,992,962	234,771
Class S2	—	14,198	182,494	33,997
Transfer agent fees	888	660	—	—
Administrative service fees	20,101	225,853	—	—
Shareholder reporting expense	2,544	37,397	—	—
Registration fees	836	19,998	—	—
Professional fees	2,554	9,676	—	—
Custody and accounting expense	5,868	86,594	—	—
Trustee fees and expenses	836	4,508	73,124	4,319
Offering expense	7,956	138	—	—
Miscellaneous expense	836	7,449	—	—

Total expenses	156,999	2,542,236	7,751,767	1,531,961
Net waived and reimbursed fees	(28,257)	(170,318)	(49,060)	(213,189)

Net expenses	128,742	2,371,918	7,702,707	1,318,772

Net investment income (loss)	313,265	3,202,621	9,180,483	(88,616)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FUTURES:
Net realized gain (loss) on:
Investments	(907,451)	(4,060,734)	201,006,042	11,148,731
Foreign currency related transactions	4,504	(358,929)	(3,411)	(8,330)
Futures	(47,537)	—	—	—

Net realized gain (loss) on investments, foreign currency related transactions, and futures	(950,484)	(4,419,663)	201,002,631	11,140,401

Net change in unrealized appreciation or depreciation on:
Investments	(769,582)	(23,734,198)	40,372,482	(3,574,217)
Foreign currency related transactions	1,201	(1,512)	64,224	4
Futures	(5,815)	—	—	—

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	(774,196)	(23,735,710)	40,436,706	(3,574,213)

Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and futures	(1,724,680)	(28,155,373)	241,439,337	7,566,188

Increase (decrease) in net assets resulting from operations	$(1,411,415)	$(24,952,752)	$250,619,820	$7,477,572

* Foreign taxes withheld	$1,710	$444,741	$380,688	$56,815
(1) Affiliated dividend income	$—	$20,986	$—	$—
(2) Affiliated interest income	$—	$—	$787,862	$174,237
(3) Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2007

	ING	ING	ING	ING
	International	Janus	JPMorgan Emerging	JPMorgan Small Cap
	Growth Opportunities	Contrarian	Markets Equity	Core Equity
	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$3,193,515	$6,343,921	$17,691,799	$6,519,128
Interest(1)	78,385	881,440	1,424,721	607,125
Securities lending income	124,936	266,452	693,732	328,181

Total investment income	3,396,836	7,491,813	19,810,252	7,454,434

EXPENSES:
Unified fees	1,771,797	4,203,650	12,620,021	3,900,562
Distribution and service fees:
Class ADV	10	12	18,327	20,497
Class S	416,054	1,359,160	1,766,323	658,009
Class S2	53,779	144,701	202,739	276,639
Trustee fees and expenses	11,249	18,793	45,920	29,675

Total expenses	2,252,889	5,726,316	14,653,330	4,885,382
Net waived and reimbursed fees	(11,260)	(34,515)	(44,213)	(170,781)
Brokerage commission recapture	—	(95,459)	(8,940)	(340)

Net expenses	2,241,629	5,596,342	14,600,177	4,714,261

Net investment income	1,155,207	1,895,471	5,210,075	2,740,173

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, AND WRITTEN OPTIONS:
Net realized gain (loss) on:
Investments (net of Indian capital gain tax expense)**	36,176,080	125,221,634	68,527,355	36,447,306
Foreign currency related transactions	177,982	(3,892,789)	(491,221)	—
Futures and written options	—	—	—	(314,941)

Net realized gain on investments, foreign currency related transactions, futures, and written options	36,354,062	121,328,845	68,036,134	36,132,365

Net change in unrealized appreciation or depreciation on:
Investments (net of accrued Indian capital gain tax)***	(7,531,456)	(54,673,115)	258,130,820	(45,835,656)
Foreign currency related transactions	9,398	1,105,935	(71,564)	—
Futures and written options	—	5,529	—	(28,984)

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and written options	(7,522,058)	(53,561,651)	258,059,256	(45,864,640)

Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, and written options	28,832,004	67,767,194	326,095,390	(9,732,275)

Increase (decrease) in net assets resulting from operations	$29,987,211	$69,662,665	$331,305,465	$(6,992,102)

* Foreign taxes withheld	$235,625	$132,577	$1,478,064	$2,397
(1) Affiliated income	$33,087	$—	$—	$—
** Capital gain tax expense on Indian investments	$34,995	$80,083	$—	$—
*** Accrued capital gain tax on Indian investments	$138,807	$3,511,530	$359,074	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2007

	ING	ING	ING	ING
	JPMorgan Value	Julius Baer	Legg Mason	Limited
	Opportunities	Foreign	Value	Maturity Bond
	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$8,100,356	$41,998,295	$7,845,036	$88,379
Interest(1)	399,779	1,268,638	337,017	29,741,815
Securities lending income	—	1,675,001	—	556,780

Total investment income	8,500,135	44,941,934	8,182,053	30,386,974

EXPENSES:
Investment management fees	1,465,043	—	—	—
Unified fees	—	17,980,967	6,915,839	1,613,770
Distribution and service fees:
Class ADV	103	26,893	54,800	9
Class S	176,148	2,258,485	1,058,705	679,303
Class S2	9,415	400,268	143,750	5
Transfer agent fees	730	—	—	—
Administrative service fees	366,257	—	—	—
Shareholder reporting expense	54,486	—	—	—
Registration fees	26	—	—	—
Professional fees	22,382	—	—	—
Custody and accounting expense	41,823	—	—	—
Trustee fees and expenses	13,578	79,158	40,400	26,362
Miscellaneous expense	9,399	—	—	—

Total expenses	2,159,390	20,745,771	8,213,494	2,319,449
Net waived and reimbursed fees	(35,843)	(117,472)	(39,710)	(15,786)
Brokerage commission recapture	—	(18,423)	(106,448)	—

Net expenses	2,123,547	20,609,876	8,067,336	2,303,663

Net investment income	6,376,588	24,332,058	114,717	28,083,311

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, SWAPS, AND WRITTEN OPTIONS:
Net realized gain (loss) on:
Investments	36,062,154	211,565,530	70,184,405	6,714,631
Foreign currency related transactions	—	(33,187,213)	(743)	—
Futures, swaps, and written options	—	—	—	2,173,500

Net realized gain on investments, foreign currency related transactions, futures, and swaps	36,062,154	178,378,317	70,183,662	8,888,131

Net change in unrealized appreciation or depreciation on:
Investments	(45,464,289)	102,117,837	(130,600,159)	(1,720,605)
Foreign currency related transactions	—	5,571,981	1,331	—
Futures and swaps	—	—	—	180,628

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and swaps	(45,464,289)	107,689,818	(130,598,828)	(1,539,977)

Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, and swaps	(9,402,135)	286,068,135	(60,415,166)	7,348,154

Increase (decrease) in net assets resulting from operations	$(3,025,547)	$310,400,193	$(60,300,449)	$35,431,465

* Foreign taxes withheld	$19,589	$4,795,110	$—	$1,071
(1) Affiliated income	$—	$—	$—	$1,031,063

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2007

			ING
	ING	ING	Marsico	ING
	Liquid	Marsico	International	MFS
	Assets	Growth	Opportunities	Total Return
	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$—	$14,927,282	$8,024,679	$18,873,132
Interest	66,487,925	561,052	1,032,957	34,004,043
Securities lending income	6,456	276,711	93,522	748,749

Total investment income	66,494,381	15,765,045	9,151,158	53,625,924

EXPENSES:
Investment management fees	—	—	2,402,515	—
Unified fees	3,329,831	7,219,680	—	10,189,769
Distribution and service fees:
Class ADV	—	98,827	121,434	47,458
Class S	2,437,104	2,015,785	675,495	3,407,247
Class S2	164,455	131,050	9	276,320
Transfer agent fees	—	—	584	—
Administrative service fees	—	—	444,906	—
Shareholder reporting expense	—	—	77,508	—
Registration fees	—	—	145	—
Professional fees	—	—	31,704	—
Custody and accounting expense	—	—	211,227	—
Trustee fees and expenses	76,762	43,436	13,016	77,151
Miscellaneous expense	—	—	10,301	—

Total expenses	6,008,152	9,508,778	3,988,844	13,997,945
Net waived and reimbursed fees	(32,816)	(45,975)	(191,719)	(64,756)
Brokerage commission recapture	—	—	—	(142,030)

Net expenses	5,975,336	9,462,803	3,797,125	13,791,159

Net investment income	60,519,045	6,302,242	5,354,033	39,834,765

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	49,455	86,107,563	64,730,397	103,753,996
Foreign currency related transactions	—	(3,703)	(523,598)	(21,027)

Net realized gain on investments and foreign currency related transactions	49,455	86,103,860	64,206,799	103,732,969

Net change in unrealized appreciation or depreciation on:
Investments	—	29,638,921	12,856,502	(77,101,179)
Foreign currency related transactions	—	—	13,490	968

Net change in unrealized appreciation or depreciation on investments	—	29,638,921	12,869,992	(77,100,211)

Net realized and unrealized gain on investments and foreign currency related transactions	49,455	115,742,781	77,076,791	26,632,758

Increase in net assets resulting from operations	$60,568,500	$122,045,023	$82,430,824	$66,467,523

* Foreign taxes withheld	$—	$191,483	$694,228	$174,456

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2007

	ING	ING	ING	ING
	MFS	Oppenheimer	PIMCO	PIMCO
	Utilities	Main Street	Core Bond	High Yield
	Portfolio	Portfolio®	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$12,167,288	$10,093,645	$335,864	$104,608
Interest	1,263,548	73,097	83,851,467	54,008,047
Securities lending income	—	78,536	52,041	357,852

Total investment income	13,430,836	10,245,278	84,239,372	54,470,507

EXPENSES:
Investment management fees	2,706,228	—	—	—
Unified fees	—	3,402,848	9,196,464	3,558,744
Distribution and service fees:
Class ADV	4,431	10	10	1,008
Class S	1,104,559	1,306,265	1,818,365	1,691,815
Class S2	8	26,269	220,205	5
Transfer agent fees	547	—	—	—
Administrative service fees	451,032	—	—	—
Shareholder reporting expense	72,000	—	—	—
Registration fees	19	—	—	—
Professional fees	25,730	—	—	—
Custody and accounting expense	173,099	—	—	—
Trustee fees and expenses	13,163	28,401	69,070	41,495
Miscellaneous expense	10,964	—	—	—

Total expenses	4,561,780	4,763,793	11,304,114	5,293,067
Net waived and reimbursed fees	(887)	(5,256)	(44,043)	(202)
Brokerage commission recapture	(121,314)	—	—	—

Net expenses	4,439,579	4,758,537	11,260,071	5,292,865

Net investment income	8,991,257	5,486,741	72,979,301	49,177,642

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, SWAPS, AND WRITTEN OPTIONS:
Net realized gain (loss) on:
Investments	67,908,700	69,174,509	12,161,241	2,311,141
Foreign currency related transactions	(3,218,646)	7	(320,533)	(1,596,015)
Futures, swaps, and written options	—	—	(4,792,748)	724,620

Net realized gain on investments, foreign currency related transactions, futures, swaps, and written options	64,690,054	69,174,516	7,047,960	1,439,746

Net change in unrealized appreciation or depreciation on:
Investments (net of accrued Indian capital gain tax)**	26,369,874	(50,318,377)	31,422,182	(24,604,147)
Foreign currency related transactions	223,108	132	3,748,931	1,853,820
Futures, swaps, and written options	—	—	29,321,648	(8,533,638)

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, swaps, and written options	26,592,982	(50,318,245)	64,492,761	(31,283,965)

Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, swaps, and written options	91,283,036	18,856,271	71,540,721	(29,844,219)

Increase in net assets resulting from operations	$100,274,293	$24,343,012	$144,520,022	$19,323,423

* Foreign taxes withheld	$477,662	$17	$12,561	$—
** Accrued capital gain tax on Indian investments	$10,701	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS

	ING	ING	ING
	Pioneer	Pioneer	Pioneer
	Equity Income	Fund	Mid Cap Value
	Portfolio	Portfolio	Portfolio
	May 11, 2007(1)	Year Ended	Year Ended
	to December 31,	December 31,	December 31,
	2007	2007	2007

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,753,991	$2,543,258	$13,802,597
Interest	54,593	59,570	1,227,806
Securities lending income	—	—	214,906

Total investment income	2,808,584	2,602,828	15,245,309

EXPENSES:
Investment management fees	472,891	—	—
Unified fees	—	990,319	5,994,250
Distribution and service fees:
Class ADV	5	10	11
Class S	3	244,676	1,704,096
Class S2	—	9	9
Transfer agent fees	796	—	—
Administrative service fees	72,752	—	—
Shareholder reporting expense	5,125	—	—
Professional fees	3,079	—	—
Custody and accounting expense	3,814	—	—
Trustee fees and expenses	741	5,939	37,585
Offering expense	8,989	—	—
Miscellaneous expense	2,392	—	—

Total expenses	570,587	1,240,953	7,735,951
Net waived and reimbursed fees	(69,519)	(60,359)	(3)
Brokerage commission recapture	(3,767)	(301)	(45,384)

Net expenses	497,301	1,180,293	7,690,564

Net investment income	2,311,283	1,422,535	7,554,745

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	(4,430,740)	3,992,196	56,792,114
Foreign currency related transactions	—	(3,538)	—

Net realized gain (loss) on investments and foreign currency related transactions	(4,430,740)	3,988,658	56,792,114

Net change in unrealized appreciation or depreciation on:
Investments	(1,163,616)	1,239,522	(29,738,467)
Foreign currency related transactions	—	163	—

Net change in unrealized appreciation or depreciation on investments	(1,163,616)	1,239,685	(29,738,467)

Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(5,594,356)	5,228,343	27,053,647

Increase (decrease) in net assets resulting from operations	$(3,283,073)	$6,650,878	$34,608,392

* Foreign taxes withheld	$—	$18,192	$—
(1) Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2007

	ING	ING
	Stock	VP Index Plus
	Index	International
	Portfolio	Equity Portfolio

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$8,905,394	$16,303,129
Interest(1)	593,517	231,446
Securities lending income	48,069	70,906

Total investment income	9,546,980	16,605,481

EXPENSES:
Investment management fees	—	2,839,898
Unified fees	1,147,772	—
Distribution and service fees:
Class ADV	—	10
Class S	3,859	340,933
Class S2	1,523	4,650
Transfer agent fees	—	730
Administrative service fees	—	631,081
Shareholder reporting expense	—	103,608
Professional fees	—	30,759
Custody and accounting expense	—	210,690
Trustee fees and expenses	20,131	16,448
Miscellaneous expense	—	10,189

Total expenses	1,173,285	4,188,996
Net waived and reimbursed fees	(7,855)	(375,077)

Net expenses	1,165,430	3,813,919

Net investment income	8,381,550	12,791,562

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FUTURES:
Net realized gain (loss) on:
Investments	4,438,011	72,463,341
Foreign currency related transactions	—	(1,416,588)
Futures	192,267	(815,716)

Net realized gain on investments, foreign currency related transactions, and futures	4,630,278	70,231,037

Net change in unrealized appreciation or depreciation on:
Investments	7,468,707	(42,122,617)
Foreign currency related transactions	—	71,329
Futures	(109,463)	—

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	7,359,244	(42,051,288)

Net realized and unrealized gain on investments, foreign currency related transactions, and futures	11,989,522	28,179,749

Increase in net assets resulting from operations	$20,371,072	$40,971,311

* Foreign taxes withheld	$—	$1,514,213
(1) Affiliated income	$489,703	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Disciplined Small Cap
	Value Portfolio		ING EquitiesPlus Portfolio
		April 28,		April 28,
	Year Ended	2006(1)	Year Ended	2006(1)
	December 31,	to December 31,	December 31,	to December 31,
	2007	2006	2007	2006

FROM OPERATIONS:
Net investment income	$3,341,654	$633,661	$5,892,804	$4,187,570
Net realized gain (loss) on investments, futures, and swaps	(11,462,229)	553,725	1,915,570	6,304,286
Net change in unrealized appreciation or depreciation on investments, futures, and swaps	(22,089,068)	4,259,068	(4,009,283)	(65,545)

Increase (decrease) in net assets resulting from operations	(30,209,643)	5,446,454	3,799,091	10,426,311

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	—	(40)	—
Class I	(591,316)	—	(40)	—
Class S	—	—	(4,277,467)	—
Class S2	—	—	(1,218)	—
Net realized gains:
Class ADV	—	—	(54)	—
Class I	(838,222)	—	(54)	—
Class S	—	—	(6,020,332)	—
Class S2	—	—	(1,727)	—

Total distributions	(1,429,538)	—	(10,300,932)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	180,583,198	58,325,452	1,594,920	142,008,316
Dividends reinvested	1,429,538	—	10,300,743	—

	182,012,736	58,325,452	11,895,663	142,008,316
Cost of shares redeemed	(19,972,944)	(2,348,481)	(30,101,762)	(22,736,122)

Net increase (decrease) in net assets resulting from capital share transactions	162,039,792	55,976,971	(18,206,099)	119,272,194

Net increase (decrease) in net assets	130,400,611	61,423,425	(24,707,940)	129,698,505

NET ASSETS:
Beginning of period	61,423,425	—	129,698,505	—

End of period	$191,824,036	$61,423,425	$104,990,565	$129,698,505

Undistributed net investment income at end of period	$3,097,401	$607,675	$6,106,262	$4,465,494

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Evergreen Health Sciences		ING Evergreen Omega
	Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

FROM OPERATIONS:
Net investment income	$313,904	$258,564	$814,700	$607,413
Net realized gain on investments and foreign currency related transactions	10,975,288	7,947,592	19,009,427	4,338,797
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	5,830,585	16,002,500	3,152,131	6,494,247

Increase in net assets resulting from operations	17,119,777	24,208,656	22,976,258	11,440,457

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(4)	—	(4)	—
Class I	(16,429)	—	(616,688)	—
Class S	(270,514)	—	(7,760)	—
Class S2	(4)	—	—	—
Net realized gains:
Class ADV	(38)	—	(9)	—
Class I	(169,865)	(1,210)	(1,609,148)	—
Class S	(7,543,249)	(73,987)	(75,611)	—
Class S2	(38)	—	(11,577)	—

Total distributions	(8,000,141)	(75,197)	(2,320,797)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	40,619,345	51,804,678	12,287,239	10,672,691
Dividends reinvested	8,000,057	75,197	2,320,785	—

	48,619,402	51,879,875	14,608,024	10,672,691
Cost of shares redeemed	(39,429,123)	(36,485,688)	(41,436,038)	(36,684,681)

Net increase (decrease) in net assets resulting from capital share transactions	9,190,279	15,394,187	(26,828,014)	(26,011,990)

Net increase (decrease) in net assets	18,309,915	39,527,646	(6,172,553)	(14,571,533)

NET ASSETS:
Beginning of year	206,183,079	166,655,433	202,183,759	216,755,292

End of year	$224,492,994	$206,183,079	$196,011,206	$202,183,759

Undistributed net investment income at end of year	$312,615	$282,456	$810,369	$620,121

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Focus 5 Portfolio	ING Global Real Estate Portfolio
	August 20, 2007(1)	Year Ended	January 3, 2006(1)
	to December 31,	December 31,	to December 31,
	2007	2007	2006

FROM OPERATIONS:
Net investment income	$313,265	$3,202,621	$886,512
Net realized gain (loss) on investments, foreign currency related transactions, and futures	(950,484)	(4,419,663)	900,319
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	(774,196)	(23,735,710)	21,275,342

Increase (decrease) in net assets resulting from operations	(1,411,415)	(24,952,752)	23,062,173

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(1)	(18)	(22)
Class I	(4)	(3,371,231)	(825,969)
Class S	(356,870)	(3,606,655)	(1,393,024)
Class S2	—	(65,889)	(23,556)
Net realized gains:
Class ADV	(1)	(1)	(9)
Class I	(1)	(74,847)	(321,283)
Class S	(140,680)	(104,525)	(570,081)
Class S2	—	(2,251)	(13,125)
Return of capital:
Class ADV	—	(4)	—
Class I	—	(489,694)	—
Class S	—	(516,913)	—
Class S2	—	(9,412)	—

Total distributions	(497,557)	(8,241,440)	(3,147,069)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	111,888,580	251,880,165	149,052,010
Dividends reinvested	449,449	8,241,417	3,033,259

	112,338,029	260,121,582	152,085,269
Cost of shares redeemed	(21,836)	(57,662,173)	(45,268,405)

Net increase in net assets resulting from capital share transactions	112,316,193	202,459,409	106,816,864

Net increase in net assets	110,407,221	169,265,217	126,731,968

NET ASSETS:
Beginning of period	—	126,731,968	—

End of period	$110,407,221	$295,997,185	$126,731,968

Undistributed net investment income (distribution in excess of net investment income) at end of period	$(9,906)	$(49,649)	$3,099,809

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Global Resources		ING Global Technology
	Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

FROM OPERATIONS:
Net investment income (loss)	$9,180,483	$1,219,082	$(88,616)	$(685,052)
Net realized gain on investments and foreign currency related transactions	201,002,631	84,586,657	11,140,401	2,547,653
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	40,436,706	2,858,009	(3,574,213)	5,432,711

Increase in net assets resulting from operations	250,619,820	88,663,748	7,477,572	7,295,312

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(564)	—	—	—
Class I	(34,972)	(56,024)	—	—
Class S	(111,419)	(834,765)	—	—
Class S2	—	(28,320)	—	—
Net realized gains:
Class ADV	(44,211)	—	—	—
Class I	(2,741,943)	(2,219,713)	—	(94)
Class S	(79,120,560)	(59,667,610)	(1,021,859)	(6,991,390)
Class S2	(3,658,472)	(3,599,731)	(85,521)	(659,783)

Total distributions	(85,712,141)	(66,406,163)	(1,107,380)	(7,651,267)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	290,405,475	183,367,063	73,500,792	25,515,497
Proceeds from shares issued in merger	118,165,700	—	—	—
Dividends reinvested	85,712,023	66,406,163	1,107,354	7,651,267

	494,283,198	249,773,226	74,608,146	33,166,764
Cost of shares redeemed	(132,657,767)	(91,414,165)	(29,280,344)	(24,319,352)

Net increase in net assets resulting from capital share transactions	361,625,431	158,359,061	45,327,802	8,847,412

Net increase in net assets	526,533,110	180,616,646	51,697,994	8,491,457

NET ASSETS:
Beginning of year	591,970,515	411,353,869	87,671,593	79,180,136

End of year	$1,118,503,625	$591,970,515	$139,369,587	$87,671,593

Undistributed net investment income at end of year	$13,837,328	$124,735	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING International Growth		ING Janus Contrarian
	Opportunities Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

FROM OPERATIONS:
Net investment income	$1,155,207	$2,044,603	$1,895,471	$602,523
Net realized gain on investments, foreign currency related transactions, and written options	36,354,062	32,334,120	121,328,845	11,741,787
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and written options	(7,522,058)	1,699,970	(53,561,651)	13,064,931

Increase in net assets resulting from operations	29,987,211	36,078,693	69,662,665	25,409,241

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(16)	—	—	—
Class I	(14)	(18)	—	(6)
Class S	(1,863,535)	(2,842,301)	—	(490,716)
Class S2	(108,041)	(158,249)	—	(18,918)
Net realized gains:
Class ADV	(203)	—	(39)	—
Class I	(182)	(131)	(41)	(43)
Class S	(30,021,424)	(23,610,981)	(11,881,314)	(4,892,089)
Class S2	(1,943,922)	(1,407,776)	(675,196)	(225,544)

Total distributions	(33,937,337)	(28,019,456)	(12,556,590)	(5,627,316)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	109,520	348,198	257,600,636	66,578,499
Proceeds from shares issued in merger	—	—	404,457,199	—
Dividends reinvested	33,936,929	28,019,305	12,556,511	5,627,266

	34,046,449	28,367,503	674,614,346	72,205,765
Cost of shares redeemed	(44,841,418)	(42,675,441)	(40,412,677)	(19,497,881)

Net increase (decrease) in net assets resulting from capital share transactions	(10,794,969)	(14,307,938)	634,201,669	52,707,884

Net increase (decrease) in net assets	(14,745,095)	(6,248,701)	691,307,744	72,489,809

NET ASSETS:
Beginning of year	183,017,008	189,265,709	158,169,983	85,680,174

End of year	$168,271,913	$183,017,008	$849,477,727	$158,169,983

Undistributed net investment income at end of year	$1,283,875	$1,922,292	$2,118,493	$116,943

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING JPMorgan Emerging Markets		ING JPMorgan Small Cap Core
	Equity Portfolio		Equity Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

FROM OPERATIONS:
Net investment income	$5,210,075	$4,052,206	$2,740,173	$1,196,232
Net realized gain on investments, foreign currency related transactions, and futures	68,036,134	3,530,316	36,132,365	23,553,143
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	258,059,256	170,054,003	(45,864,640)	29,753,184

Increase (decrease) in net assets resulting from operations	331,305,465	177,636,525	(6,992,102)	54,502,559

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(26,442)	(110)	(3,075)	—
Class I	(3,165,428)	(846,604)	(402,252)	(89,801)
Class S	(6,836,061)	(2,197,961)	(333,779)	—
Class S2	(370,605)	(134,411)	—	—
Net realized gains:
Class ADV	(5,300)	(198)	(155,013)	(23,831)
Class I	(624,616)	(1,521,985)	(6,549,422)	(3,339,610)
Class S	(1,570,726)	(4,958,973)	(14,124,008)	(5,335,071)
Class S2	(94,885)	(329,591)	(2,994,650)	(1,261,420)

Total distributions	(12,694,063)	(9,989,833)	(24,562,199)	(10,049,733)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	440,499,180	384,101,754	82,239,470	129,205,799
Dividends reinvested	12,694,063	9,989,833	24,562,199	10,049,733

	453,193,243	394,091,587	106,801,669	139,255,532
Cost of shares redeemed	(196,890,030)	(195,928,067)	(89,846,571)	(68,502,751)

Net increase in net assets resulting from capital share transactions	256,303,213	198,163,520	16,955,098	70,752,781

Net increase (decrease) in net assets	574,914,615	365,810,212	(14,599,203)	115,205,607

NET ASSETS:
Beginning of year	785,701,233	419,891,021	436,266,614	321,061,007

End of year	$1,360,615,848	$785,701,233	$421,667,411	$436,266,614

Undistributed net investment income at end of year	$31,009,360	$10,394,846	$2,567,251	$1,050,077

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING JPMorgan Value		ING Julius Baer Foreign
	Opportunities Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

FROM OPERATIONS:
Net investment income	$6,376,588	$5,317,725	$24,332,058	$12,303,089
Net realized gain on investments and foreign currency related transactions	36,062,154	19,699,204	178,378,317	125,731,761
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(45,464,289)	29,933,828	107,689,818	181,930,052

Increase (decrease) in net assets resulting from operations	(3,025,547)	54,950,757	310,400,193	319,964,902

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(199)	(53)	(10,563)	—
Class I	(4,280,606)	(1,636,834)	(2,850,721)	—
Class S	(897,083)	(189,768)	(737,903)	—
Class S2	(23,439)	(7,915)	—	—
Net realized gains:
Class ADV	(821)	(84)	(276,253)	—
Class I	(15,653,974)	(2,594,840)	(68,911,359)	(69,906)
Class S	(4,100,214)	(607,346)	(59,300,989)	(60,734)
Class S2	(102,921)	(14,360)	(5,309,850)	(7,801)

Total distributions	(25,059,257)	(5,051,200)	(137,397,638)	(138,441)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	111,501,610	209,187,279	822,589,388	1,218,332,936
Dividends reinvested	25,059,257	5,051,200	137,397,554	138,441

	136,560,867	214,238,479	959,986,942	1,218,471,377
Cost of shares redeemed	(98,801,499)	(198,809,854)	(367,044,241)	(734,575,687)

Net increase in net assets resulting from capital share transactions	37,759,368	15,428,625	592,942,701	483,895,690

Net increase in net assets	9,674,564	65,328,182	765,945,256	803,722,151

NET ASSETS:
Beginning of year	345,691,150	280,362,968	1,666,624,232	862,902,081

End of year	$355,365,714	$345,691,150	$2,432,569,488	$1,666,624,232

Undistributed net investment income (distributions in excess of net investment income) at end of year	$6,194,179	$5,215,768	$(5,251,506)	$2,028,253

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Legg Mason Value		ING Limited Maturity Bond
	Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

FROM OPERATIONS:
Net investment income (loss)	$114,717	$(859,326)	$28,083,311	$14,677,716
Net realized gain (loss) on investments, foreign currency related transactions, futures, and swaps	70,183,662	12,616,827	8,888,131	(2,709,785)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and swaps	(130,598,828)	46,297,431	(1,539,977)	1,020,659

Increase (decrease) in net assets resulting from operations	(60,300,449)	58,054,932	35,431,465	12,988,590

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	—	(19)	(39)
Class I	—	—	(9,264,897)	(444,234)
Class S	—	—	(5,446,896)	(11,509,849)
Class S2	—	—	(22)	(39)
Net realized gains:
Class ADV	(90,612)	(21,642)	—	—
Class I	(5,840,561)	(873,240)	—	—
Class S	(5,248,354)	(1,436,016)	—	—
Class S2	(352,315)	(95,195)	—	—

Total distributions	(11,531,842)	(2,426,093)	(14,711,834)	(11,954,161)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	322,712,701	428,608,484	490,319,294	185,542,580
Dividends reinvested	11,531,842	2,426,093	14,711,793	11,954,083

	334,244,543	431,034,577	505,031,087	197,496,663
Cost of shares redeemed	(178,315,688)	(244,477,735)	(200,747,451)	(87,921,460)

Net increase in net assets resulting from capital share transactions	155,928,855	186,556,842	304,283,636	109,575,203

Net increase in net assets	84,096,564	242,185,681	325,003,267	110,609,632

NET ASSETS:
Beginning of year	863,285,366	621,099,685	414,149,253	303,539,621

End of year	$947,381,930	$863,285,366	$739,152,520	$414,149,253

Undistributed net investment income at end of year	$114,085	$111	$28,068,602	$14,706,656

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Liquid Assets Portfolio		ING Marsico Growth Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

FROM OPERATIONS:
Net investment income	$60,519,045	$46,245,896	$6,302,242	$4,410
Net realized gain on investments and foreign currency related transactions	49,455	60,558	86,103,860	84,284,296
Net change in unrealized appreciation or depreciation on investments	—	—	29,638,921	(39,513,732)

Increase in net assets resulting from operations	60,568,500	46,306,454	122,045,023	44,774,974

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(11,703,204)	(8,812,199)	(16,867)	—
Class S	(47,274,157)	(36,649,331)	—	—
Class S2	(1,541,684)	(784,366)	—	—

Total distributions	(60,519,045)	(46,245,896)	(16,867)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,386,030,856	928,404,136	178,559,556	95,129,752
Proceeds from shares issued in merger	—	5,717,815	—	—
Dividends reinvested	60,515,469	46,087,873	16,867	—

	1,446,546,325	980,209,824	178,576,423	95,129,752
Cost of shares redeemed	(1,063,034,306)	(811,650,364)	(193,495,724)	(153,479,472)

Net increase (decrease) in net assets resulting from capital share transactions	383,512,019	168,559,460	(14,919,301)	(58,349,720)

Net increase (decrease) in net assets	383,561,474	168,620,018	107,108,855	(13,574,746)

NET ASSETS:
Beginning of year	992,229,643	823,609,625	913,338,701	926,913,447

End of year	$1,375,791,117	$992,229,643	$1,020,447,556	$913,338,701

Undistributed net investment income at end of year	$—	$—	$6,293,526	$11,854

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Marsico International		ING MFS Total Return
	Opportunities Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

FROM OPERATIONS:
Net investment income	$5,354,033	$2,040,562	$39,834,765	$42,905,601
Net realized gain on investments and foreign currency related transactions	64,206,799	26,910,897	103,732,969	87,990,167
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	12,869,992	33,052,353	(77,100,211)	52,300,409

Increase in net assets resulting from operations	82,430,824	62,003,812	66,467,523	183,196,177

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(112,547)	(13,482)	(156,840)	(129,714)
Class I	(1,949,065)	(71,278)	(4,182,334)	(4,218,612)
Class S	(2,659,904)	(47,561)	(37,698,867)	(32,599,170)
Class S2	(14)	—	(1,527,322)	(1,147,516)
Net realized gains:
Class ADV	(1,058,732)	(49,349)	(331,013)	(276,095)
Class I	(10,028,995)	(260,905)	(7,152,813)	(7,276,201)
Class S	(16,127,085)	(527,245)	(70,479,290)	(62,647,359)
Class S2	(72)	—	(2,963,284)	(2,285,294)

Total distributions	(31,936,414)	(969,820)	(124,491,763)	(110,579,961)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	227,797,935	221,372,704	126,310,921	37,050,876
Dividends reinvested	31,936,331	969,820	124,491,761	110,579,959

	259,734,266	222,342,524	250,802,682	147,630,835
Cost of shares redeemed	(104,757,250)	(100,474,257)	(283,515,011)	(299,305,614)

Net increase (decrease) in net assets resulting from capital share transactions	154,977,016	121,868,267	(32,712,329)	(151,674,779)

Net increase (decrease) in net assets	205,471,426	182,902,259	(90,736,569)	(79,058,563)

NET ASSETS:
Beginning of year	377,859,450	194,957,191	1,613,820,552	1,692,879,115

End of year	$583,330,876	$377,859,450	$1,523,083,983	$1,613,820,552

Undistributed net investment income at end of year	$4,793,975	$4,170,634	$40,353,390	$43,556,238

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING MFS Utilities		ING Oppenheimer Main Street
	Portfolio		Portfolio®
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

FROM OPERATIONS:
Net investment income	$8,991,257	$4,431,014	$5,486,741	$5,186,179
Net realized gain on investments and foreign currency related transactions	64,690,054	13,612,723	69,174,516	42,937,384
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	26,592,982	43,670,388	(50,318,245)	28,959,141

Increase in net assets resulting from operations	100,274,293	61,714,125	24,343,012	77,082,704

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(5,472)	—	(10)	(13)
Class I	(76,090)	(10,237)	(67,482)	(57,479)
Class S	(3,362,711)	(200,429)	(5,076,037)	(5,754,622)
Class S2	(10)	—	(47,145)	(50,432)
Net realized gains:
Class ADV	(21,758)	—	—	—
Class I	(294,573)	(27,270)	—	—
Class S	(15,013,677)	(950,520)	—	—
Class S2	(38)	—	—	—

Total distributions	(18,774,329)	(1,188,456)	(5,190,674)	(5,862,546)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	281,190,197	115,597,971	29,259,666	20,078,081
Dividends reinvested	18,774,281	1,188,456	5,190,664	5,862,533

	299,964,478	116,786,427	34,450,330	25,940,614
Cost of shares redeemed	(97,761,088)	(37,736,137)	(122,300,067)	(109,336,263)

Net increase (decrease) in net assets resulting from capital share transactions	202,203,390	79,050,290	(87,849,737)	(83,395,649)

Net increase (decrease) in net assets	283,703,354	139,575,959	(68,697,399)	(12,175,491)

NET ASSETS:
Beginning of year	313,875,599	174,299,640	553,746,649	565,922,140

End of year	$597,578,953	$313,875,599	$485,049,250	$553,746,649

Undistributed net investment income at end of year	$5,090,006	$2,761,678	$5,480,844	$5,184,988

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING PIMCO Core Bond Portfolio		ING PIMCO High Yield Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

FROM OPERATIONS:
Net investment income	$72,979,301	$49,555,325	$49,177,642	$54,107,727
Net realized gain on investments, foreign currency related transactions, futures, swaps, and written options	7,047,960	5,260,253	1,439,746	1,477,085
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, swaps, and written options	64,492,761	3,621,850	(31,283,965)	13,238,305

Increase in net assets resulting from operations	144,520,022	58,437,428	19,323,423	68,823,117

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(39)	(29)	(8,171)	(71)
Class I	(28,987,069)	(16,374,676)	(3,369,715)	(6,137,382)
Class S	(22,767,538)	(15,573,910)	(44,857,547)	(46,152,315)
Class S2	(1,447,969)	(961,641)	(65)	—
Net realized gains:
Class ADV	—	—	(13)	—
Class I	—	—	(183,471)	(1,013,297)
Class S	—	—	(3,366,829)	(6,017,712)
Class S2	—	—	(5)	—

Total distributions	(53,202,615)	(32,910,256)	(51,785,816)	(59,320,777)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	691,451,792	977,637,086	145,928,850	335,693,583
Dividends reinvested	53,202,538	32,910,198	51,761,963	58,754,152

	744,654,330	1,010,547,284	197,690,813	394,447,735
Cost of shares redeemed	(356,754,009)	(650,545,290)	(356,375,391)	(275,392,287)

Net increase (decrease) in net assets resulting from capital share transactions	387,900,321	360,001,994	(158,684,578)	119,055,448

Net increase (decrease) in net assets	479,217,728	385,529,166	(191,136,971)	128,557,788

NET ASSETS:
Beginning of year	1,480,816,015	1,095,286,849	851,383,934	722,826,146

End of year	$1,960,033,743	$1,480,816,015	$660,246,963	$851,383,934

Undistributed net investment income at end of year	$72,229,204	$51,063,647	$2,705,521	$123,225

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Pioneer Equity	ING Pioneer Fund
	Income Portfolio	Portfolio
	May 11, 2007(1)	Year Ended	Year Ended
	to December 31,	December 31,	December 31,
	2007	2007	2006

FROM OPERATIONS:
Net investment income	$2,311,283	$1,422,535	$1,310,328
Net realized gain (loss) on investments and foreign currency related transactions	(4,430,740)	3,988,658	2,857,984
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(1,163,616)	1,239,685	13,978,004

Increase (decrease) in net assets resulting from operations	(3,283,073)	6,650,878	18,146,316

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(8)	(13)	—
Class I	(2,272,029)	(374,462)	—
Class S	(11)	(951,767)	—
Class S2	—	(13)	—
Net realized gains:
Class ADV	—	(24)	—
Class I	—	(712,103)	—
Class S	—	(2,218,866)	—
Class S2	—	(24)	—

Total distributions	(2,272,048)	(4,257,272)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	177,082,751	30,900,740	20,646,453
Dividends reinvested	2,259,299	4,257,201	—

	179,342,050	35,157,941	20,646,453
Cost of shares redeemed	(7,879,680)	(32,300,222)	(19,273,784)

Net increase in net assets resulting from capital share transactions	171,462,370	2,857,719	1,372,669

Net increase in net assets	165,907,249	5,251,325	19,518,985

NET ASSETS:
Beginning of period	—	130,313,763	110,794,778

End of period	$165,907,249	$135,565,088	$130,313,763

Undistributed net investment income at end of period	$9,332	$1,608,880	$1,321,241

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Pioneer Mid Cap Value		ING Stock Index
	Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

FROM OPERATIONS:
Net investment income	$7,554,745	$5,122,225	$8,381,550	$6,929,175
Net realized gain on investments and futures	56,792,114	46,113,784	4,630,278	10,999,185
Net change in unrealized appreciation or depreciation on investments and futures	(29,738,467)	33,553,036	7,359,244	39,868,479

Increase in net assets resulting from operations	34,608,392	84,789,045	20,371,072	57,796,839

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(8)	—	—	—
Class I	(1,667,413)	(303,229)	(6,847,158)	(6,315,007)
Class S	(3,392,750)	(1,182,928)	(12,199)	—
Class S2	(8)	—	—	—
Net realized gains:
Class ADV	(54)	—	—	—
Class I	(11,370,319)	(274,915)	(12,005,975)	(3,096,624)
Class S	(33,693,694)	(1,575,492)	(21,391)	—
Class S2	(54)	—	—	—

Total distributions	(50,124,300)	(3,336,564)	(18,886,723)	(9,411,631)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	312,544,751	161,990,120	129,201,602	53,035,836
Dividends reinvested	50,124,178	3,336,564	18,886,678	9,411,631

	362,668,929	165,326,684	148,088,280	62,447,467
Cost of shares redeemed	(102,105,868)	(172,578,727)	(66,720,679)	(93,414,766)

Net increase (decrease) in net assets resulting from capital share transactions	260,563,061	(7,252,043)	81,367,601	(30,967,299)

Net increase in net assets	245,047,153	74,200,438	82,851,950	17,417,909

NET ASSETS:
Beginning of year	768,213,634	694,013,196	405,602,044	388,184,135

End of year	$1,013,260,787	$768,213,634	$488,453,994	$405,602,044

Undistributed net investment income at end of year	$7,069,556	$5,103,241	$8,302,889	$6,873,885

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING VP Index Plus International
	Equity Portfolio
	Year Ended	Year Ended
	December 31,	December 31,
	2007	2006

FROM OPERATIONS:
Net investment income	$12,791,562	$3,895,256
Net realized gain on investments, foreign currency related transactions, and futures	70,231,037	8,528,780
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(42,051,288)	32,664,243

Increase in net assets resulting from operations	40,971,311	45,088,279

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	(10)
Class I	(347,240)	(3,171,137)
Class S	—	(1,094,411)
Class S2	—	(3,085)
Net realized gains:
Class ADV	(3)	(19)
Class I	(1,406,495)	(5,605,605)
Class S	(403,871)	(2,389,679)
Class S2	(3,078)	(13,931)

Total distributions	(2,160,687)	(12,277,877)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	411,090,992	504,752,799
Proceeds from shares issued in merger	79,072,151	—
Dividends reinvested	2,160,684	12,277,849

	492,323,827	517,030,648
Cost of shares redeemed	(124,841,066)	(193,005,352)

Net increase in net assets resulting from capital share transactions	367,482,761	324,025,296

Net increase in net assets	406,293,385	356,835,698

NET ASSETS:
Beginning of year	387,315,278	30,479,580

End of year	$793,608,663	$387,315,278

Undistributed net investment income at end of year	$13,300,177	$185,992

See Accompanying Notes to Financial Statements

ING Disciplined Small Cap Value Portfolio
Financial Highlights

For a share of beneficial interest outstanding throughout each period.

	Class I
		April 28,
	Year Ended	2006(1) to
	December 31,	December 31,
	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$10.97	10.00
Income (loss) from investment operations:
Net investment income	$0.22 *	0.11
Net realized and unrealized gain (loss) on investments	$(1.75)	0.86
Total from investment operations	$(1.53)	0.97
Less distributions from:
Net investment income	$0.04	—
Net realized gains on investments	$0.05	—
Total distributions	$0.09	—
Net asset value, end of period	$9.35	10.97
Total Return(2)%	(14.09)	9.70

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$191,824	61,423
Ratios to average net assets:
Expenses(3)(4)%	0.68	0.75
Net investment income(3)(4)%	2.06	1.86
Portfolio turnover rate %	173	163

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of dividends at net asset value and does not reflect the effect of insurance contract charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING EquitiesPlus Portfolio
Financial Highlights

For a share of beneficial interest outstanding throughout each period.

	Class ADV		Class I
		December 29,		December 29,
	Year Ended	2006(1) to	Year Ended	2006(1) to
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$10.83	10.83	10.85	10.85
Income (loss) from investment operations:
Net investment income (loss)	$0.51 *	(0.00)**	0.59 *	(0.00)**

Net realized and unrealized gain on investments, futures and swaps	$(0.22)	—	(0.22)	—
Total from investment operations	$0.29	(0.00)**	0.37	(0.00)**
Less distributions from:
Net investment income	$0.43	—	0.43	—
Net realized gains on investments	$0.57	—	0.57	—
Total distributions	$1.00	—	1.00	—
Net asset value, end of period	$10.12	10.83	10.22	10.85
Total Return(2)%	2.22	—	2.98	—

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	1	1	1
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	1.22	1.22	0.47	0.47
Net expenses after expense waiver(3)(4)(5)(6)%	1.00	1.00	0.40	0.40
Net investment income (loss) after expense waiver(3)(4)(5)(6)%	4.70	(1.00)	5.33	(0.40)
Portfolio turnover rate %	114	146	114	146

	Class S		Class S2
		April 28,		June 1,
	Year Ended	2006(1) to	Year Ended	2006(1) to
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$10.86	10.00	10.84	9.77
Income (loss) from investment operations:
Net investment income	$0.53 *	0.32 *	0.51	0.28
Net realized and unrealized gain (loss) on investments, futures and swaps	$(0.20)	0.54	(0.19)	0.79
Total from investment operations	$0.33	0.86	0.32	1.07
Less distributions from:
Net investment income	$0.41	—	0.41	—
Net realized gains on investments	$0.57	—	0.57	—
Total distributions	$0.98	—	0.98	—
Net asset value, end of period	$10.21	10.86	10.18	10.84
Total Return(2)%	2.60	8.60	2.48	10.95

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$104,956	129,664	33	33
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	0.72	0.72	0.97	0.97
Net expenses after expense waiver(3)(4)(5)(6)%	0.65	0.65	0.80	0.80
Net investment income after expense waiver(3)(4)(5)(6)%	4.94	4.78	4.78	4.73
Portfolio turnover rate %	114	146	114	146

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends at net asset value and does not reflect the effect of insurance contract charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Distributor has contractually agreed to waive 0.15% and 0.10% of the average daily net assets attributable to Class ADV and S2 shares, respectively, of the Portfolio related to the distribution fees. The expense waivers will continue through at least May 1, 2009. There is no guarantee that these waivers will continue after this date.

(5)	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio and net investment income ratio.

(6)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is more than $(0.005).

See Accompanying Notes to Financial Statements

ING Evergreen Health Sciences Portfolio
Financial Highlights

For a share of beneficial interest outstanding throughout each period.

	Class ADV		Class I
		December 29,		April 28,
	Year Ended	2006(1) to	Year Ended	2006(1) to
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$12.17	12.17	12.20	11.24
Income (loss) from investment operations:
Net investment income (loss)	$(0.02)	(0.00)*	0.04	0.02
Net realized and unrealized gain on investments and foreign currency related transactions	$0.99	—	1.01	0.94
Total from investment operations	$0.97	(0.00)*	1.05	0.96
Less distributions from:
Net investment income	$0.04	—	0.04	—
Net realized gains on investments	$0.46	—	0.46	0.00 *
Total distributions	$0.50	—	0.50	0.00 *
Net asset value, end of period	$12.64	12.17	12.75	12.20
Total Return(2)%	8.13	—	8.78	8.59

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	1	4,857	3,963
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.50	1.52	0.75	0.77
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.35	1.37	0.75	0.77
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	1.33	1.35	0.73	0.75
Net investment income (loss) after expense waiver and brokerage commission recapture(3)(4)%	(0.16)	(1.35)	0.37	0.29
Portfolio turnover rate %	81	37	81	37

	Class S						Class S2
						May 3,			December 29,
						2004(1) to	Year Ended		2006(1) to
	Year Ended December 31,					December 31,	December 31,		December 31,
	2007	2006		2005		2004	2007		2006

Per Share Operating Performance:
Net asset value, beginning of period	$12.17	10.69		10.00		10.00	12.17		12.17
Income (loss) from investment operations:
Net investment income (loss)	$0.02	0.02		0.00	*	(0.01)	0.00	*,**	(0.00)*
Net realized and unrealized gain on investments and foreign currency related transactions	$1.01	1.46		1.04		0.01	1.00		—
Total from investment operations	$1.03	1.48		1.04		—	1.00		(0.00)*
Less distributions from:
Net investment income	$0.02	—		0.00	*	—	0.04		—
Net realized gains on investments	$0.46	0.00	*	0.35		—	0.46		—
Total distributions	$0.48	0.00	*	0.35		—	0.50		—
Net asset value, end of period	$12.72	12.17		10.69		10.00	12.67		12.17
Total Return(2)%	8.56	13.89		10.41		0.00 *	8.38		—

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$219,634	202,218		166,655		31,957	1		1
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.00	1.02		1.01		1.00	1.25		1.27
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.00	1.02		1.01		1.00	1.15		1.17
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	0.98	1.00		1.01		1.00	1.13		1.15
Net investment income (loss) after expense waiver and brokerage commission recapture(3)(4)%	0.14	0.14		(0.04)		(0.27)	0.01		(1.15)
Portfolio turnover rate %	81	37		118		88	81		37

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Distributor has contractually agreed to waive 0.15% and 0.10% of the average daily net assets attributable to Class ADV and S2 shares, respectively, of the Portfolio related to the distribution fees. The expense waivers will continue through at least May 1, 2009. There is no guarantee that these waivers will continue after this date.

*	Amount is less than $0.005 or 0.500% or more than $(0.005).

**	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING Evergreen Omega Portfolio
Financial Highlights

For a share of beneficial interest outstanding throughout each period.

	Class ADV		Class I
		December 29,				May 2,
	Year Ended	2006(1) to	Year Ended			2005(1) to
	December 31,	December 31,	December 31,			December 31,
	2007	2006	2007		2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$11.52	11.52	11.64		10.99	9.67
Income (loss) from investment operations:
Net investment income (loss)	$(0.03)*	(0.00)**	0.05	*	0.04	0.01 *
Net realized and unrealized gain on investments	$1.31	—	1.34		0.61	1.31
Total from investment operations	$1.28	(0.00)**	1.39		0.65	1.32
Less distributions from:
Net investment income	$0.04	—	0.04		—	0.00 **
Net realized gains on investments	$0.11	—	0.11		—	—
Total distributions	$0.15	—	0.15		—	0.00 **
Net asset value, end of period	$12.65	11.52	12.88		11.64	10.99
Total Return(2)%	11.09	—	11.92		5.91	13.68

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	1	186,021		190,233	207,699
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.35	1.35	0.60		0.60	0.60
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.20	1.20	0.60		0.60	0.60
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	1.19	1.18	0.59		0.58	0.60
Net investment income (loss) after expense waiver and brokerage commission recapture(3)(4)%	(0.20)	(1.18)	0.41		0.31	0.14
Portfolio turnover rate %	30	123	30		123	140

	Class S
				May 3,
				2004(1) to
	Year Ended December 31,			December 31,
	2007	2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$11.57	10.96	10.54	10.00
Income (loss) from investment operations:
Net investment income (loss)	$0.03	0.01	(0.02)	0.03
Net realized and unrealized gain on investments	$1.32	0.60	0.44	0.56
Total from investment operations	$1.35	0.61	0.42	0.59
Less distributions from:
Net investment income	$0.01	—	—	0.05
Net realized gains on investments	$0.11	—	—	—
Total distributions	$0.12	—	—	0.05
Net asset value, end of period	$12.80	11.57	10.96	10.54
Total Return(2)%	11.65	5.57	3.98	5.86

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$8,688	10,618	8,096	5,670
Ratios to average net assets:
Gross expenses prior to brokerage commission recapture(3)%	0.85	0.85	0.85	0.85
Net expenses prior to brokerage commission recapture(3)(4)%	0.85	0.85	0.85	0.85
Net expenses after brokerage commission recapture(3)(4)%	0.84	0.83	0.85	0.85
Net investment income (loss) after brokerage commission recapture(3)(4)%	0.17	0.07	(0.23)	0.28
Portfolio turnover rate %	30	123	140	87

(1)	Commencement of operations.
(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)	Annualized for periods less than one year.
(4)	The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fees. The expense waiver will continue through at least May 1, 2009. There is no guarantee that this waiver will continue after this date.
*	Calculated using average number of shares outstanding throughout the period.
**	Amount is less than $0.005 or more than $(0.005).

See Accompanying Notes to Financial Statements

ING Evergreen Omega Portfolio (continued)
Financial Highlights

For a share of beneficial interest outstanding throughout each period.

	Class S2
					May 13,
	Year Ended				2004(1) to
	December 31,				December 31,
	2007		2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$11.52		10.93	10.53	10.00
Income (loss) from investment operations:
Net investment income (loss)	$0.00	* **	(0.01)	(0.03)	0.02
Net realized and unrealized gain on investments	$1.33		0.60	0.43	0.56
Total from investment operations	$1.33		0.59	0.40	0.58
Less distributions from:
Net investment income	$—		—	—	0.05
Net realized gains on investments	$0.11		—	—	—
Total distributions	$0.11		—	—	0.05
Net asset value, end of period	$12.74		11.52	10.93	10.53
Total Return(2)%	11.52		5.40	3.80	5.77

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,301		1,331	961	317
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.10		1.10	1.10	1.00
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.00		1.00	1.00	1.00
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	0.99		0.98	1.00	1.00
Net investment income (loss) after expense waiver and brokerage commission recapture(3)(4)%	0.02		(0.08)	(0.37)	0.49
Portfolio turnover rate %	30		123	140	87

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolio related to the distribution fees. The expense waiver will continue through at least May 1, 2009. There is no guarantee that this waiver will continue after this date.

*	Amount is less than $0.005.

**	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING Focus 5 Portfolio
Financial Highlights

For a share of beneficial interest outstanding throughout each period.

	Class ADV	Class I
	August 20,	August 20,
	2007(1) to	2007(1) to
	December 31,	December 31,
	2007	2007

Per Share Operating Performance:
Net asset value, beginning of period	$10.00	10.00
Income from investment operations:
Net investment income	$0.05	0.07 *
Net realized and unrealized gain on investments, foreign currency related transactions and futures	$0.38	0.39
Total from investment operations	$0.43	0.46
Less distributions from:
Net investment income	$0.01	0.04
Net realized gains on investments	$0.01	0.01
Total distributions	$0.02	0.05
Net asset value, end of period	$10.41	10.41
Total Return(2)%	4.36	4.62

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	1
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	1.28	0.53
Net expenses after expense waiver(3)(4)(5)%	0.99	0.39
Net investment income after expense waiver(3)(4)(5)%	1.22	1.82
Portfolio turnover rate %	180	180

Class S
August 20,
2007(1) to
December 31,
2007

Per Share Operating Performance:
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	$0.06 *
Net realized and unrealized gain on investments, foreign currency related transactions and futures	$0.39
Total from investment operations	$0.45
Less distributions from:
Net investment income	$0.03
Net realized gains on investments	$0.01
Total distributions	$0.04
Net asset value, end of period	$10.41
Total Return(2)%	4.58

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$110,405
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	0.78
Net expenses after expense waiver(3)(5)%	0.64
Net investment income after expense waiver(3)(5)%	1.55
Portfolio turnover rate %	180

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fees. The expense waiver will continue through at least May 1, 2009. There is no guarantee that this waiver will continue after this date.

(5)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING Global Real Estate Portfolio
Financial Highlights

For a share of beneficial interest outstanding throughout each period.

	Class ADV		Class I
		April 28,		January 3,
	Year Ended	2006(1) to	Year Ended	2006(1) to
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$13.34	11.05	13.42	10.00
Income (loss) from investment operations:
Net investment income	$0.07 *	0.09 *	0.22 *	0.15
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$(1.08)	2.54	(1.16)	3.62
Total from investment operations	$(1.01)	2.63	(0.94)	3.77
Less distributions from:
Net investment income	$0.20	0.24	0.35	0.25
Net realized gains on investments	$0.01	0.10	0.01	0.10
Return of capital	$0.04	—	0.04	—
Total distributions	$0.25	0.34	0.40	0.35
Net asset value, end of period	$12.08	13.34	12.08	13.42
Total Return(2)%	(7.63)	23.82	(7.03)	37.77

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	1	141,367	44,706
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	1.72	1.83	0.97	1.08
Net expenses after expense waiver(3)(4)(5)%	1.50	1.52	0.90	0.92
Net investment income after expense waiver(3)(4)(5)%	0.50	1.08	1.65	1.54
Portfolio turnover rate %	58	37	58	37

	Class S		Class S2
		January 3,		May 3,
	Year Ended	2006(1) to	Year Ended	2006(1) to
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$13.41	10.00	13.45	11.05
Income (loss) from investment operations:
Net investment income	$0.17 *	0.16 *	0.14 *	0.08 *
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$(1.14)	3.59	(1.13)	2.60
Total from investment operations	$(0.97)	3.75	(0.99)	2.68
Less distributions from:
Net investment income	$0.32	0.24	0.29	0.18
Net realized gains on investments	$0.01	0.10	0.01	0.10
Return of capital	$0.04	—	0.04	—
Total distributions	$0.37	0.34	0.34	0.28
Net asset value, end of period	$12.07	13.41	12.12	13.45
Total Return(2)%	(7.29)	37.54	(7.39)	24.25

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$151,893	80,218	2,736	1,807
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	1.22	1.33	1.47	1.58
Net expenses after expense waiver(3)(4)(5)%	1.15	1.17	1.30	1.32
Net investment income after expense waiver(3)(4)(5)%	1.26	1.37	1.04	1.02
Portfolio turnover rate %	58	37	58	37

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Distributor has contractually agreed to waive 0.15% and 0.10% of the average daily net assets attributable to Class ADV and S2 shares, respectively, of the Portfolio related to the distribution fees. The expense waivers will continue through at least May 1, 2009. There is no guarantee that these waivers will continue after this date.

(5)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING Global Resources Portfolio
Financial Highlights

For a share of beneficial interest outstanding throughout each period.

	Class ADV			Class I
			December 18,							July 2,
	Year Ended		2006(1) to							2003(1) to
	December 31,		December 31,	Year Ended December 31,						December 31,
	2007		2006	2007		2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$21.64		21.75	21.84		20.41		15.74	14.90	10.90
Income (loss) from investment operations:
Net investment income (loss)	$0.30	*	(0.00)**	0.32	*	0.10	*	0.12	0.14	0.05
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$6.51		(0.11)	6.72		4.21		5.62	0.85	4.00
Total from investment operations	$6.81		(0.11)	7.04		4.31		5.74	0.99	4.05
Less distributions from:
Net investment income	$0.03		—	0.03		0.07		0.17	0.15	0.05
Net realized gains on investments	$2.49		—	2.49		2.81		0.90	—	—
Total distributions	$2.52		—	2.52		2.88		1.07	0.15	0.05
Net asset value, end of period	$25.93		21.64	26.36		21.84		20.41	15.74	14.90
Total Return(2)%	32.81		(0.51)	33.60		21.72		38.08	6.67	37.19

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,880		181	35,734		19,960		8,870	2,420	211
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	1.39		1.40	0.64		0.65		0.65	0.67	0.69
Net expenses after expense waiver(3)(4)%	1.24	†	1.25	0.64	†	0.65		0.65	0.67	0.69
Net investment income (loss) after expense waiver(3)(4)%	1.26	†	(0.79)	1.32	†	0.48		1.17	1.77	2.33
Portfolio turnover rate %	166		159	166		159		334	176	117

		Class S
		Year Ended December 31,
		2007		2006		2005	2004		2003

Per Share Operating Performance:
Net asset value, beginning of year		$21.74		20.35		15.71	14.89		9.81
Income from investment operations:
Net investment income		$0.25	*	0.05	*	0.13	0.20	*	0.16
Net realized and unrealized gain on investments and foreign currency related transactions		$6.69		4.19		5.55	0.75		4.96
Total from investment operations		$6.94		4.24		5.68	0.95		5.12
Less distributions from:
Net investment income		$0.00	**	0.04		0.14	0.13		0.04
Net realized gains on investments		$2.49		2.81		0.90	—		—
Total distributions		$2.49		2.85		1.04	0.13		0.04
Net asset value, end of year		$26.19		21.74		20.35	15.71		14.89
Total Return(2)%		33.27		21.41		37.73	6.42		52.22

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$1,039,716		540,037		379,936	190,176		144,294
Ratios to average net assets:
Expenses	%	0.89	†	0.90		0.90	0.91		0.94
Net investment income	%	1.07	†	0.23		1.01	1.69		2.52
Portfolio turnover rate	%	166		159		334	176		117

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2009. There is no guarantee that this waiver will continue after this date.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005 or more than $(0.005).

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING Global Resources Portfolio (continued)
Financial Highlights

For a share of beneficial interest outstanding throughout each year.

	Class S2
	Year Ended December 31,
	2007		2006		2005	2004		2003

Per Share Operating Performance:
Net asset value, beginning of year	$21.63		20.28		15.68	14.90		9.82
Income from investment operations:
Net investment income	$0.20		0.02	*	0.09	0.20	*	0.12
Net realized and unrealized gain on investments and foreign currency related transactions	$6.67		4.16		5.55	0.72		5.00
Total from investment operations	$6.87		4.18		5.64	0.92		5.12
Less distributions from:
Net investment income	$—		0.02		0.14	0.14		0.04
Net realized gains on investments	$2.49		2.81		0.90	—		—
Total distributions	$2.49		2.83		1.04	0.14		0.04
Net asset value, end of year	$26.01		21.63		20.28	15.68		14.90
Total Return(1)%	33.09		21.19		37.54	6.23		52.12

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$41,174		31,793		22,548	10,141		3,075
Ratios to average net assets:
Gross expenses prior to expense waiver %	1.14		1.15		1.15	1.07		1.09
Net expenses after expense waiver(2)%	1.04	†	1.05		1.05	1.07		1.09
Net investment income after expense waiver(2)%	0.85	†	0.08		0.85	1.40		1.89
Portfolio turnover rate %	166		159		334	176		117

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2)	The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2009. There is no guarantee that this waiver will continue after this date.

*	Calculated using average number of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING Global Technology Portfolio
Financial Highlights
For a share of beneficial interest outstanding throughout each year.

	Class S
	Year Ended December 31,
	2007		2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$7.08		7.22	7.48	6.71	4.76
Income (loss) from investment operations:
Net investment loss	$(0.00	)*	(0.05)	(0.06)	(0.04)	(0.06)
Net realized and unrealized gain on investments	$0.69		0.64	0.18	0.81	2.01
Total from investment operations	$0.69		0.59	0.12	0.77	1.95
Less distributions from:
Net realized gains on investments	$0.10		0.73	0.38	—	—
Total distributions	$0.10		0.73	0.38	—	—
Net asset value, end of year	$7.67		7.08	7.22	7.48	6.71
Total Return(1)%	9.68		9.26	1.91	11.48	40.97

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$132,072		80,843	73,435	68,172	53,825
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture %	1.50		1.55	1.61	1.61	1.85
Net expenses after expense waiver and prior to brokerage commission recapture(2)%	1.30	†	1.35	1.40	1.61	1.85
Net expenses after expense waiver and brokerage commission recapture(2)%	1.30	†	1.34	1.40	1.61	1.85
Net investment loss after expense waiver and brokerage commission recapture(2)%	(0.08	)†	(0.83)	(1.02)	(0.60)	(1.64)
Portfolio turnover rate %	154		164	76	64	30

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Amount is more than $(0.005).

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING Global Technology Portfolio (continued)
Financial Highlights

For a share of beneficial interest outstanding throughout each year.

	Class S2
	Year Ended December 31,
	2007		2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$7.04		7.19	7.46	6.70	4.76
Income (loss) from investment operations:
Net investment loss	$(0.02)		(0.07)	(0.07)	(0.04)	(0.08)
Net realized and unrealized gain on investments	$0.69		0.65	0.18	0.80	2.02
Total from investment operations	$0.67		0.58	0.11	0.76	1.94
Less distributions from:
Net realized gains on investments	$0.10		0.73	0.38	—	—
Total distributions	$0.10		0.73	0.38	—	—
Net asset value, end of year	$7.61		7.04	7.19	7.46	6.70
Total Return(1)%	9.45		9.15	1.78	11.34	40.76

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$7,298		6,827	5,745	4,361	2,597
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture %	1.75		1.80	1.86	1.76	2.00
Net expenses after expense waiver and prior to brokerage commission recapture(2)(3)%	1.45	†	1.50	1.55	1.76	2.00
Net expenses after expense waiver and brokerage commission recapture(2)(3)%	1.45	†	1.49	1.55	1.76	2.00
Net investment loss after expense waiver and brokerage commission recapture(2)(3)%	(0.26	)†	(0.98)	(1.16)	(0.69)	(1.77)
Portfolio turnover rate %	154		164	76	64	30

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes.

(2)	The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2009. There is no guarantee that this waiver will continue after this date.

(3)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING International Growth Opportunities Portfolio
Financial Highlights

For a share of beneficial interest outstanding throughout each period.

	Class ADV		Class I
		December 29,		April 28,
	Year Ended	2006(1) to	Year Ended	2006(1) to
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$10.70	10.70	10.73	12.02
Income (loss) from investment operations:
Net investment income (loss)	$0.03	(0.00)**	0.09	0.10 *
Net realized and unrealized gain on investments and foreign currency related transactions	$1.76	—	1.80	0.39
Total from investment operations	$1.79	(0.00)**	1.89	0.49
Less distributions from:
Net investment income	$0.16	—	0.16	0.22
Net realized gains on investments	$2.12	—	2.12	1.56
Total distributions	$2.28	—	2.28	1.78
Net asset value, end of period	$10.21	10.70	10.34	10.73
Total Return(2)%	17.74	—	18.72	5.92

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	1	1	1
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	1.76	1.77	1.01	1.02
Net expenses after expense waiver(3)(4)%	1.61 †	1.62	1.01 †	1.02
Net investment income (loss) after expense waiver(3)(4)%	0.32 †	(1.62)	0.90 †	1.35
Portfolio turnover rate %	135	148	135	148

		Class S
		Year Ended December 31,
		2007		2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year		$10.74		10.46		10.27	8.88	6.89
Income from investment operations:
Net investment income		$0.07	*	0.12	*	0.14	0.12	0.09
Net realized and unrealized gain on investments and foreign currency related transactions		$1.80		1.91		0.82	1.36	1.92
Total from investment operations		$1.87		2.03		0.96	1.48	2.01
Less distributions from:
Net investment income		$0.13		0.19		0.25	0.09	0.02
Net realized gains on investments		$2.12		1.56		0.52	—	—
Total distributions		$2.25		1.75		0.77	0.09	0.02
Net asset value, end of year		$10.36		10.74		10.46	10.27	8.88
Total Return(2)%		18.47		21.56		10.50	16.71	29.17

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$157,449		172,564		179,170	201,115	184,662
Ratios to average net assets:
Expenses	%	1.26	†	1.27		1.26	1.26	1.26
Net investment income	%	0.66	†	1.11		1.29	1.19	1.19
Portfolio turnover rate	%	135		148		123	87	116

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2009. There is no guarantee that this waiver will continue after this date.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is more than $(0.005).

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING International Growth Opportunities Portfolio (continued)
Financial Highlights

For a share of beneficial interest outstanding throughout each year.

	Class S2
	Year Ended December 31,
	2007		2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$10.70		10.42		10.25	8.89	6.90
Income from investment operations:
Net investment income	$0.06		0.10	*	0.11	0.07	0.05
Net realized and unrealized gain on investments and foreign currency related transactions	$1.79		1.91		0.83	1.39	1.96
Total from investment operations	$1.85		2.01		0.94	1.46	2.01
Less distributions from:
Net investment income	$0.12		0.17		0.25	0.10	0.02
Net realized gains on investments	$2.12		1.56		0.52	—	—
Total distributions	$2.24		1.73		0.77	0.10	0.02
Net asset value, end of year	$10.31		10.70		10.42	10.25	8.89
Total Return(1)%	18.30		21.44		10.30	16.47	29.07

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$10,821		10,451		10,096	9,103	4,990
Ratios to average net assets:
Gross expenses prior to expense waiver %	1.51		1.52		1.51	1.41	1.41
Net expenses after expense waiver(2)%	1.41	†	1.42		1.41	1.41	1.41
Net investment income (loss) after expense waiver(2)%	0.49	†	0.95		1.11	0.94	0.71
Portfolio turnover rate %	135		148		123	87	116

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2)	The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2009. There is no guarantee that this waiver will continue after this date.

*	Calculated using average number of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING Janus Contrarian Portfolio
Financial Highlights

For a share of beneficial interest outstanding throughout each period.

	Class ADV			Class I
			December 29,		April 28,
	Year Ended		2006(1) to	Year Ended	2006(1) to
	December 31,		December 31,	December 31,	December 31,
	2007		2006	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$14.81		14.81	14.89	13.88
Income (loss) from investment operations:
Net investment income (loss)	$0.00	* **	(0.00)**	0.09	0.09 *
Net realized and unrealized gain on investments, foreign currency related transactions and written options	$3.07		—	3.07	1.58
Total from investment operations	$3.07		(0.00)**	3.16	1.67
Less distributions from:
Net investment income	$—		—	—	0.08
Net realized gains on investments	$0.30		—	0.30	0.58
Total distributions	$0.30		—	0.30	0.66
Net asset value, end of period	$17.58		14.81	17.75	14.89
Total Return(2)%	20.80		—	21.30	12.85

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2		1	2	1
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.49		1.53	0.74	0.78
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.34		1.38	0.74	0.78
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	1.32		1.38	0.72	0.78
Net investment income (loss) after expense waiver and brokerage commission recapture(3)(4)%	0.01		(1.38)	0.67	0.72
Portfolio turnover rate %	112		34	112	34

		Class S
		Year Ended December 31,
		2007		2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of year		$14.90		12.72		11.01		9.40	6.25
Income (loss) from investment operations:
Net investment income (loss)		$0.06	*	0.07	*	0.04	*	0.01	(0.03)
Net realized and unrealized gain on investments, foreign currency related transactions and written options		$3.04		2.75		1.68		1.60	3.18
Total from investment operations		$3.10		2.82		1.72		1.61	3.15
Less distributions from:
Net investment income		$—		0.06		0.01		—	—
Net realized gains on investments		$0.30		0.58		—		—	—
Total distributions		$0.30		0.64		0.01		—	—
Net asset value, end of year		$17.70		14.90		12.72		11.01	9.40
Total Return(2)%		20.88		23.04		15.61		17.13	50.40

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$810,064		150,930		81,925		65,770	53,873
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture	%	0.99		1.03		1.05		1.06	1.11
Net expenses after expense waiver and prior to brokerage commission recapture	%	0.99		1.03		1.05		1.05	1.08
Net expenses after expense waiver and brokerage commission recapture	%	0.97		1.03		1.05		1.05	1.08
Net investment income (loss) after expense waiver and brokerage commission recapture	%	0.34		0.51		0.34		0.14	(0.50)
Portfolio turnover rate	%	112		34		47		33	43

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fees. The expense waiver will continue through at least May 1, 2009. There is no guarantee that this waiver will continue after this date.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005 or more than $(0.005).

See Accompanying Notes to Financial Statements

ING Janus Contrarian Portfolio (continued)
Financial Highlights

For a share of beneficial interest outstanding throughout each year.

	Class S2
	Year Ended December 31,
	2007	2006	2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$14.81	12.66	10.98		9.39	6.25
Income (loss) from investment operations:
Net investment income (loss)	$0.02	0.05	0.02	*	(0.02)	(0.04)
Net realized and unrealized gain on investments, foreign currency related transactions and written options	$3.05	2.73	1.67		1.61	3.18
Total from investment operations	$3.07	2.78	1.69		1.59	3.14
Less distributions from:
Net investment income	$—	0.05	0.01		—	—
Net realized gains on investments	$0.30	0.58	—		—	—
Total distributions	$0.30	0.63	0.01		—	—
Net asset value, end of year	$17.58	14.81	12.66		10.98	9.39
Total Return(1)%	20.81	22.81	15.39		16.93	50.24

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$39,409	7,238	3,756		2,178	802
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture %	1.24	1.28	1.30		1.21	1.26
Net expenses after expense waiver and prior to brokerage commission recapture(2)%	1.14	1.18	1.20		1.21	1.26
Net expenses after expense waiver and brokerage commission recapture(2)%	1.12	1.18	1.20		1.20	1.23
Net investment income (loss) after expense waiver and brokerage commission recapture(2)%	0.19	0.37	0.22		(0.07)	(0.76)
Portfolio turnover rate %	112	34	47		33	43

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2)	The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the

Portfolio related to the distribution fees. The expense waiver will continue through at least May 1, 2009. There is no guarantee that this waiver will continue after this date.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING JPMorgan Emerging Markets Equity Portfolio
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV			Class I
			March 23,					December 2,
	Year Ended		2006(1) to	Year Ended				2005(1) to
	December 31,		December 31,	December 31,				December 31,
	2007		2006	2007		2006		2005

Per Share Operating Performance:
Net asset value, beginning of period	$19.42		15.99	19.61		14.67		14.28
Income (loss) from investment operations:
Net investment income (loss)	$(0.00	)*,**	(0.02)	0.16	*	0.12	*	0.03 *
Net realized and unrealized gain on investments and foreign currency related transactions	$7.33		3.75	7.40		5.12		0.36
Total from investment operations	$7.33		3.73	7.56		5.24		0.39
Less distributions from:
Net investment income	$0.27		0.11	0.27		0.11		—
Net realized gains on investments	$0.05		0.19	0.05		0.19		—
Total distributions	$0.32		0.30	0.32		0.30		—
Net asset value, end of period	$26.43		19.42	26.85		19.61		14.67
Total Return(2)%	38.02		23.74	38.86		36.18		2.73

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$5,040		431	333,429		193,413		33,756
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	2.00		2.01	1.25		1.26		1.30
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.85		1.86	1.25		1.26		1.30
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	1.85		1.86	1.25		1.26		1.30
Net investment income (loss) after expense waiver and brokerage commission recapture(3)(4)%	(0.00	)**	(0.36)	0.72		0.72		2.38
Portfolio turnover rate %	15		5	15		5		85

		Class S
		Year Ended December 31,
		2007		2006	2005(5)		2004	2003

Per Share Operating Performance:
Net asset value, beginning of year		$19.58		14.67	10.89		9.28	6.34
Income from investment operations:
Net investment income		$0.10	*	0.10	0.11	*	0.05	0.06
Net realized and unrealized gain on investments and foreign currency related transactions		$7.39		5.09	3.68		1.60	2.90
Total from investment operations		$7.49		5.19	3.79		1.65	2.96
Less distributions from:
Net investment income		$0.23		0.09	0.01		0.04	0.02
Net realized gains on investments		$0.05		0.19	—		—	—
Total distributions		$0.28		0.28	0.01		0.04	0.02
Net asset value, end of year		$26.79		19.58	14.67		10.89	9.28
Total Return(3)%		38.53		35.79	34.82		17.76	46.62

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$974,312		556,576	366,350		156,615	113,494
Ratios to average net assets:
Gross expenses prior to brokerage commission recapture	%	1.50		1.51	1.50		1.54	1.77
Net expenses after brokerage commission recapture	%	1.50		1.51	1.50		1.54	1.77
Net investment income after brokerage commission recapture	%	0.45		0.69	0.90		0.62	1.06
Portfolio turnover rate	%	15		5	85		166	95

(1)	Commencement of operations.
(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)	Annualized for periods less than one year
(4)	The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fees. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.
(5)	Since April 29, 2005, J.P. Morgan Investment Management Inc. has served as Portfolio Manager for the ING JPMorgan Emerging Markets Equity Portfolio. Prior to that date, a different firm served as Portfolio Manager.
*	Calculated using average number of shares outstanding throughout the period.
**	Amount is more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

ING JPMorgan Emerging Markets Equity Portfolio (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class S2
	Year Ended December 31,
	2007	2006		2005(1)		2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$19.45	14.58		10.85		9.26	6.34
Income from investment operations:
Net investment income	$0.08	0.08	*	0.09	*	0.02	0.05	*
Net realized and unrealized gain on investments and foreign currency related transactions	$7.32	5.06		3.65		1.62	2.88
Total from investment operations	$7.40	5.14		3.74		1.64	2.93
Less distributions from:
Net investment income	$0.21	0.08		0.01		0.05	0.01
Net realized gains on investments	$0.05	0.19		—		—	—
Total distributions	$0.26	0.27		0.01		0.05	0.01
Net asset value, end of year	$26.59	19.45		14.58		10.85	9.26
Total Return(2)%	38.29	35.68		34.51		17.68	46.25

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$47,835	35,282		19,785		7,223	1,955
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture %	1.75	1.76		1.75		1.69	1.92
Net expenses after expense waiver and prior to brokerage commission recapture(3)%	1.65	1.66		1.65		1.69	1.92
Net expenses after expense waiver and brokerage commission recapture(3)%	1.65	1.66		1.65		1.69	1.92
Net investment income after expense waiver and brokerage commission recapture(3)%	0.34	0.50		0.74		0.40	0.91
Portfolio turnover rate %	15	5		85		166	95

(1)	Since April 29, 2005, J.P. Morgan Investment Management Inc. has served as Portfolio Manager for the ING JPMorgan Emerging Markets Equity Portfolio. Prior to that date, a different firm served as Portfolio Manager.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolio related to the distribution fees. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING JPMorgan Small Cap Core Equity Portfolio
Financial Highlights

For a share of beneficial interest outstanding throughout each period.

	Class ADV
					August 12,
	Year Ended				2004(1) to
	December 31,				December 31,
	2007	2006	2005		2004

Per Share Operating Performance
Net asset value, beginning of period	$14.10	12.44	13.34		10.76
Income (loss) from investment operations:
Net investment income (loss)	$0.03 *	(0.01)	(0.03	)*	(0.02)
Net realized and unrealized gain (loss) on investments and futures	$(0.23)	2.00	0.44		2.61
Total from investment operations	$(0.20)	1.99	0.41		2.59
Less distributions from:
Net investment income	$0.02	—	—		—
Net realized gains on investments	$0.79	0.33	1.31		0.01
Total distributions	$0.81	0.33	1.31		0.01
Net asset value, end of period	$13.09	14.10	12.44		13.34
Total Return(2)%	(2.09)	16.24	3.37		24.11

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,602	1,954	746		260
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.63	1.63	1.64		1.49
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.45	1.46	1.49		1.49
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	1.45	1.46	1.48		1.49
Net investment income (loss) after expense waiver and brokerage commission recapture(3)(4)%	0.23	(0.04)	(0.21)		(0.38)
Portfolio turnover rate %	47	43	57		147

	Class I
					May 6,
	Year Ended				2004(1) to
	December 31,				December 31,
	2007	2006	2005		2004

Per Share Operating Performance:
Net asset value, beginning of period	$14.33	12.57	13.39		11.15
Income (loss) from investment operations:
Net investment income	$0.12	0.06	0.05	*	0.01
Net realized and unrealized gain (loss) on investments and futures	$(0.25)	2.04	0.44		2.24
Total from investment operations	$(0.13)	2.10	0.49		2.25
Less distributions from:
Net investment income	$0.05	0.01	—		—
Net realized gains on investments	$0.79	0.33	1.31		0.01
Total distributions	$0.84	0.34	1.31		0.01
Net asset value, end of period	$13.36	14.33	12.57		13.39
Total Return(2)%	(1.56)	16.95	4.00		20.21

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$117,034	131,532	94,448		41,807
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	0.88	0.88	0.89		0.89
Net expenses after expense waiver and prior to brokerage commission recapture(3)%	0.85	0.86	0.89		0.89
Net expenses after expense waiver and brokerage commission recapture(3)%	0.85	0.86	0.88		0.89
Net investment income after expense waiver and brokerage commission recapture(3)%	0.81	0.50	0.39		0.12
Portfolio turnover rate %	47	43	57		147

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2009. There is no guarantee that this waiver will continue after this date.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING JPMorgan Small Cap Core Equity Portfolio (continued)
Financial Highlights

For a share of beneficial interest outstanding throughout each year.

		Class S
		Year Ended December 31,
		2007	2006	2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of year		$14.23	12.51	13.37		10.63	7.92
Income (loss) from investment operations:
Net investment income (loss)		$0.08	0.03	0.02	*	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments and futures		$(0.23)	2.02	0.43		2.77	2.74
Total from investment operations		$(0.15)	2.05	0.45		2.75	2.71
Less distributions from:
Net Investment income		$0.02	—	—		—	—
Net realized gains on investments		$0.79	0.33	1.31		0.01	—
Total distributions		$0.81	0.33	1.31		0.01	—
Net asset value, end of year		$13.27	14.23	12.51		13.37	10.63
Total Return(1)%		(1.69)	16.63	3.69		25.91	34.22

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$251,078	248,675	180,454		158,732	65,648
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture	%	1.13	1.13	1.14		1.15	1.15
Net expenses after expense waiver and prior to brokerage commission recapture	%	1.10	1.11	1.14		1.15	1.15
Net expenses after expense waiver and brokerage commission recapture	%	1.10	1.11	1.13		1.15	1.14
Net investment income (loss) after expense waiver and brokerage commission recapture	%	0.56	0.25	0.14		(0.30)	(0.56)
Portfolio turnover rate	%	47	43	57		147	35

	Class S2
	Year Ended December 31,
	2007	2006	2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$14.13	12.44	13.32		10.60	7.92
Income (loss) from investment operations:
Net investment income (loss)	$0.06	0.01	(0.00	)**	(0.03)	(0.06	)*
Net realized and unrealized gain (loss) on investments and futures	$(0.24)	2.01	0.43		2.76	2.74
Total from investment operations	$(0.18)	2.02	0.43		2.73	2.68
Less distributions from:
Net realized gains on investments	$0.79	0.33	1.31		0.01	—
Total distributions	$0.79	0.33	1.31		0.01	—
Net asset value, end of year	$13.16	14.13	12.44		13.32	10.60
Total Return(1)%	(1.90)	16.48	3.55		25.79	33.84

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$50,954	54,106	45,413		32,605	11,044
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture %	1.38	1.38	1.39		1.30	1.30
Net expenses after expense waiver and prior to brokerage commission recapture(2)%	1.25	1.26	1.29		1.30	1.30
Net expenses after expense waiver and brokerage commission recapture(2)%	1.25	1.26	1.28		1.30	1.29
Net investment income (loss) after expense waiver and brokerage commission recapture(2)%	0.41	0.09	(0.01)		(0.42)	(0.70)
Portfolio turnover rate %	47	43	57		147	35

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2)	The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2009. There is no guarantee that this waiver will continue after this date.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is more than ($0.005).

See Accompanying Notes to Financial Statements

ING JPMorgan Value Opportunities Portfolio
Financial Highlights

For a share of beneficial interest outstanding throughout each period.

	Class ADV		Class I
		May 30				May 4,
	Year Ended	2006(1) to	Year Ended			2005(1) to
	December 31,	December 31,	December 31,			December 31,
	2007	2006	2007	2006		2005

Per Share Operating Performance:
Net asset value, beginning of period	$12.64	11.02	12.71	10.76		10.17
Income (loss) from investment operations:
Net investment income	$0.15 *	0.09 *	0.23 *	0.23	*	0.14 *
Net realized and unrealized gain (loss) on investments	$(0.27)	1.76	(0.26)	1.95		0.45
Total from investment operations	$(0.12)	1.85	(0.03)	2.18		0.59
Less distributions from:
Net investment income	$0.17	0.09	0.20	0.09		—
Net realized gains on investments	$0.72	0.14	0.72	0.14		—
Total distributions	$0.89	0.23	0.92	0.23		—
Net asset value, end of period	$11.63	12.64	11.76	12.71		10.76
Total Return(2)%	(1.62)	16.99	(0.96)	20.47		5.80

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$15	9	302,744	264,845		109,779
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	1.29	1.30	0.54	0.55		0.53
Net expenses after expense waiver(3)(4)(5)%	1.13	1.13	0.53	0.53		0.53
Net investment income after expense waiver(3)(4)(5)%	1.20	0.90	1.80	1.97		1.97
Portfolio turnover rate %	84	90	84	90		48

	Class S				Class S2
				April 29,				May 4,
	Year Ended			2005(1) to	Year Ended			2005(1) to
	December 31,			December 31,	December 31,			December 31,
	2007	2006		2005	2007	2006		2005

Per Share Operating Performance:
Net asset value, beginning of period	$12.69	10.74		10.00	12.63	10.73		10.17
Income (loss) from investment operations:
Net investment income	$0.19 *	0.19	*	0.11 *	0.17	0.18	*	0.10 *
Net realized and unrealized gain (loss) on investments	$(0.25)	1.94		0.63	(0.25)	1.93		0.46
Total from investment operations	$(0.06)	2.13		0.74	(0.08)	2.11		0.56
Less distributions from:
Net investment income	$0.16	0.04		—	0.16	0.07		—
Net realized gains on investments	$0.72	0.14		—	0.72	0.14		—
Total distributions	$0.88	0.18		—	0.88	0.21		—
Net asset value, end of period	$11.75	12.69		10.74	11.67	12.63		10.73
Total Return(2)%	(1.17)	20.04		7.40	(1.29)	19.94		5.51

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$50,933	79,126		169,410	1,673	1,711		1,175
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	0.79	0.80		0.78	1.04	1.05		1.03
Net expenses after expense waiver(3)(4)(5)%	0.78	0.78		0.78	0.93	0.93		0.93
Net investment income after expense waiver(3)(4)(5)%	1.52	1.71		1.53	1.39	1.57		1.45
Portfolio turnover rate %	84	90		48	84	90		48

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Distributor has contractually agreed to waive 0.15% and 0.10% of the average daily net assets attributable to Class ADV and S2 shares, respectively, of the Portfolio related to the distribution fees. The expense waivers will continue through at least May 1, 2009. There is no guarantee that these waivers will continue after this date.

(5)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING Julius Baer Foreign Portfolio
Financial Highlights

For a share of beneficial interest outstanding throughout each period.

	Class ADV		Class I
		April 28,						December 3,
	Year Ended	2006(1) to	Year Ended					2004(1) to
	December 31,	December 31,	December 31,					December 31,
	2007	2006	2007	2006		2005		2004

Per Share Operating Performance:
Net asset value, beginning of period	$16.81	15.39	16.94	13.07		12.21		11.89
Income (loss) from investment operations:
Net investment income (loss)	$0.01	(0.04)*	0.21	0.18	*	0.05	*	(0.00)**
Net realized and unrealized gain on investments and foreign currency related transactions	$2.66	1.46	2.59	3.69		1.85		0.41
Total from investment operations	$2.67	1.42	2.80	3.87		1.90		0.41
Less distributions from:
Net investment income	$0.05	—	0.05	—		0.02		0.02
Net realized gains on investments	$1.21	0.00 **	1.21	0.00	**	1.02		0.07
Total distributions	$1.26	0.00 **	1.26	0.00	**	1.04		0.09
Net asset value, end of period	$18.22	16.81	18.48	16.94		13.07		12.21
Total Return(2)%	16.04	9.24	16.74	29.63		15.60		3.47

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$6,491	460	1,259,238	864,923		10,787		2,993
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.62	1.64	0.87	0.89		0.92		0.96
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.47	1.49	0.87	0.89		0.92		0.96
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	1.47	1.48	0.87	0.88		0.92		0.96
Net investment income (loss) after expense waiver and brokerage commission recapture(3)(4)%	0.08	(0.52)	1.30	1.20		0.68		(0.56)
Portfolio turnover rate %	77	62	77	62		92		104

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the

Portfolio related to the distribution fees. The expense waiver will continue through at least May 1, 2009. There is no guarantee that this waiver will continue after this date.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005 or more than $(0.005).

See Accompanying Notes to Financial Statements

ING Julius Baer Foreign Portfolio (continued)
Financial Highlights

For a share of beneficial interest outstanding throughout each year.

		Class S
		Year Ended December 31,
		2007		2006		2005		2004	2003(1)

Per Share Operating Performance:
Net asset value, beginning of year		$16.87		13.06		12.22		10.42	8.28
Income from investment operations:
Net investment income		$0.19	*	0.13		0.10	*	0.05	0.04
Net realized and unrealized gain on investments and foreign currency related transactions		$2.56		3.68		1.77		1.83	2.52
Total from investment operations		$2.75		3.81		1.87		1.88	2.56
Less distributions from:
Net investment income		$0.02		—		0.01		0.01	0.07
Net realized gains on investments		$1.21		0.00	**	1.02		0.07	0.35
Total distributions		$1.23		0.00	**	1.03		0.08	0.42
Net asset value, end of year		$18.39		16.87		13.06		12.22	10.42
Total Return(2)%		16.47		29.19		15.35		18.03	31.06

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$1,083,647		727,745		811,202		379,495	37,205
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture	%	1.12		1.14		1.17		1.21	1.25
Net expenses after expense waiver and prior to brokerage commission recapture	%	1.12		1.14		1.17		1.21	1.25
Net expenses after expense waiver and brokerage commission recapture	%	1.12		1.13		1.17		1.21	1.25
Net investment income after expense waiver and brokerage commission recapture	%	1.05		0.89		0.76		0.39	0.69
Portfolio turnover rate	%	77		62		92		104	183

	Class S2
	Year Ended December 31,
	2007	2006		2005		2004		2003(1)

Per Share Operating Performance:
Net asset value, beginning of year	$16.83	13.04		12.22		10.43		8.30
Income from investment operations:
Net investment income	$0.17	0.13	*	0.08	*	0.05		0.03
Net realized and unrealized gain on investments and foreign currency related transactions	$2.53	3.66		1.76		1.81		2.51
Total from investment operations	$2.70	3.79		1.84		1.86		2.54
Less distributions from:
Net investment income	$—	—		0.00	**	0.00	**	0.06
Net realized gains on investments	$1.21	0.00	**	1.02		0.07		0.35
Total distributions	$1.21	0.00	**	1.02		0.07		0.41
Net asset value, end of year	$18.32	16.83		13.04		12.22		10.43
Total Return(2)%	16.23	29.08		15.13		17.86		30.79

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$83,194	73,497		40,914		20,429		2,555
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture %	1.37	1.39		1.42		1.36		1.40
Net expenses after expense waiver and prior to brokerage commission recapture(3)%	1.27	1.29		1.32		1.36		1.40
Net expenses after expense waiver and brokerage commission recapture(3)%	1.27	1.28		1.32		1.36		1.40
Net investment income after expense waiver and brokerage commission recapture(3)%	0.96	0.90		0.62		0.22		0.33
Portfolio turnover rate %	77	62		92		104		183

(1)	Since September 2, 2003, Julius Baer Investment Management has served as the Portfolio Manager for the ING Julius Baer Foreign Portfolio. Prior to that date, a different firm served as Portfolio Manager.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(3)	The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolio related to the distribution fees. The expense waiver will continue through at least May 1, 2009. There is no guarantee that this waiver will continue after this date.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005.

See Accompanying Notes to Financial Statements

ING Legg Mason Value Portfolio
Financial Highlights

For a share of beneficial interest outstanding throughout each period.

	Class ADV
			April 11,
	Year Ended		2005(1) to
	December 31,		December 31,
	2007	2006	2005

Per Share Operating Performance
Net asset value, beginning of period	$11.20	10.59	9.55
Income (loss) from investment operations:
Net investment loss	$(0.06)	(0.04)	(0.06)*
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$(0.63)	0.68	1.12
Total from investment operations	$(0.69)	0.64	1.06
Less distributions from:
Net realized gains on investments	$0.14	0.03	0.02
Total distributions	$0.14	0.03	0.02
Net asset value, end of period	$10.37	11.20	10.59
Total Return(2)%	(6.30)	6.12	11.11

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$6,190	7,427	2,653
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.49	1.53	1.54
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.34	1.38	1.39
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	1.33	1.37	1.39
Net investment loss after expense waiver and brokerage commission recapture(3)(4)%	(0.47)	(0.53)	(0.60)
Portfolio turnover rate %	28	11	11

	Class I
					May 6,
	Year Ended				2004(1)to
	December 31,				December 31,
	2007	2006	2005		2004

Per Share Operating Performance:
Net asset value, beginning of period	$11.31	10.63	10.03		8.86
Income (loss) from investment operations:
Net investment income	$0.01	0.01	0.01	*	0.00 **
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$(0.64)	0.70	0.61		1.20
Total from investment operations	$(0.63)	0.71	0.62		1.20
Less distributions from:
Net investment income	$—	—	—		0.03
Net realized gains on investments	$0.14	0.03	0.02		—
Total distributions	$0.14	0.03	0.02		0.03
Net asset value, end of period	$10.54	11.31	10.63		10.03
Total Return(2)%	(5.71)	6.76	6.19		13.52

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$531,658	373,802	44,965		3,713
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	0.74	0.78	0.79		0.81
Net expenses after expense waiver and prior to brokerage commission recapture(3)%	0.74	0.78	0.79		0.81
Net expenses after expense waiver and brokerage commission recapture(3)%	0.73	0.77	0.79		0.81
Net investment income after expense waiver and brokerage commission recapture(3)%	0.15	0.10	0.07		0.13
Portfolio turnover rate %	28	11	11		95

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2009. There is no guarantee that this waiver will continue after this date.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005.

See Accompanying Notes to Financial Statements

ING Legg Mason Value Portfolio (continued)
Financial Highlights

For a share of beneficial interest outstanding throughout each year.

		Class S
		Year Ended December 31,
		2007	2006	2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of year		$11.26	10.61	10.03		8.82	7.20
Income (loss) from investment operations:
Net investment income (loss)		$(0.01)	(0.02)	(0.02	)*	(0.01)	0.02
Net realized and unrealized gain (loss) on investments and foreign currency related transactions		$(0.65)	0.70	0.62		1.23	1.60
Total from investment operations		$(0.66)	0.68	0.60		1.22	1.62
Less distributions from:
Net investment income		$—	—	—		0.01	0.00	**
Net realized gains on investments		$0.14	0.03	0.02		—	—
Total distributions		$0.14	0.03	0.02		0.01	0.00	**
Net asset value, end of year		$10.46	11.26	10.61		10.03	8.82
Total Return(1)%		(6.00)	6.49	5.99		13.87	22.53

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$384,079	452,029	546,328		324,740	223,701
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture	%	0.99	1.03	1.04		1.06	1.10
Net expenses after expense waiver and prior to brokerage commission recapture	%	0.99	1.03	1.04		1.06	1.10
Net expenses after expense waiver and brokerage commission recapture	%	0.98	1.02	1.04		1.06	1.09
Net investment income (loss) after expense waiver and brokerage commission recapture	%	(0.12)	(0.20)	(0.20)		(0.07)	0.32
Portfolio turnover rate	%	28	11	11		95	38

	Class S2
	Year Ended December 31,
	2007	2006	2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$11.21	10.58	10.02		8.83	7.22
Income (loss) from investment operations:
Net investment income (loss)	$(0.03)	(0.04)	(0.03	)*	(0.02)	0.01
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$(0.64)	0.70	0.61		1.23	1.60
Total from investment operations	$(0.67)	0.66	0.58		1.21	1.61
Less distributions from:
Net investment income	$—	—	—		0.02	—
Net realized gains on investments	$0.14	0.03	0.02		—	—
Total distributions	$0.14	0.03	0.02		0.02	—
Net asset value, end of year	$10.40	11.21	10.58		10.02	8.83
Total Return(2)%	(6.12)	6.32	5.80		13.66	22.30

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$25,455	30,028	27,154		13,927	7,175
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture %	1.24	1.28	1.29		1.21	1.25
Net expenses after expense waiver and prior to brokerage commission recapture(2)%	1.14	1.18	1.19		1.21	1.25
Net expenses after expense waiver and brokerage commission recapture(2)%	1.13	1.17	1.19		1.21	1.21
Net investment income (loss) after expense waiver and brokerage commission recapture(2)%	(0.27)	(0.34)	(0.35)		(0.23)	0.16
Portfolio turnover rate %	28	11	11		95	38

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2)	The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2009. There is no guarantee that this waiver will continue after this date.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005.

See Accompanying Notes to Financial Statements

ING Limited Maturity Bond Portfolio
Financial Highlights

For a share of beneficial interest outstanding throughout each period.

	Class ADV
		April 28,
	Year Ended	2006(1) to
	December 31,	December 31,
	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$10.66	10.80
Income from investment operations:
Net investment income	$0.45	0.28	*
Net realized and unrealized gain on investments and futures	$0.10	0.00	**
Total from investment operations	$0.55	0.28
Less distributions from:
Net investment income	$0.20	0.42
Total distributions	$0.20	0.42
Net asset value, end of period	$11.01	10.66
Total Return(2)%	5.23	2.68

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	1
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	1.02	1.03
Net expenses after expense waiver(3)(4)%	0.87 †	0.88	†
Net investment income after expense waiver(3)(4)%	4.19 †	3.84	†
Portfolio turnover rate %	439	352

	Class I
					April 29
					2005(1) to
	Year Ended December 31,				December 31,
	2007		2006		2005

Per Share Operating Performance:
Net asset value, beginning of period	$10.70		10.70		11.14
Income (loss) from investment operations:
Net investment income	$0.52	*	0.49	*	0.28 *
Net realized and unrealized gain (loss) on investments and futures	$0.12		(0.07)		(0.12)
Total from investment operations	$0.64		0.42		0.16
Less distributions from:
Net investment income	$0.25		0.42		0.57
Net realized gains on investments	$—		—		0.03
Total distributions	$0.25		0.42		0.60
Net asset value, end of period	$11.09		10.70		10.70
Total Return(2)%	6.09		4.02		1.44

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$487,841		118,858		3,265
Ratios to average net assets:
Expenses(3)%	0.27	†	0.28	†	0.29
Net investment income(3)%	4.78	†	4.64	†	3.96
Portfolio turnover rate %	439		352		219

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fees. The expense waiver will continue through at least May 1, 2009. There is no guarantee that this waiver will continue after this date.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING Limited Maturity Bond Portfolio (continued)
Financial Highlights

For a share of beneficial interest outstanding throughout each period.

		Class S
		Year Ended December 31,
		2007		2006		2005		2004		2003

Per Share Operating Performance:
Net asset value, beginning of year		$10.73		10.72		11.10		11.65		11.44
Income (loss) from investment operations:
Net investment income		$0.50	*	0.46	*	0.37	*	0.65	*	0.43
Net realized and unrealized gain (loss) on investments and futures		$0.11		(0.06)		(0.19)		(0.49)		(0.10)
Total from investment operations		$0.61		0.40		0.18		0.16		0.33
Less distributions from:
Net investment income		$0.22		0.39		0.53		0.61		0.09
Net realized gains on investments		$—		—		0.03		0.10		0.03
Total distributions		$0.22		0.39		0.56		0.71		0.12
Net asset value, end of year		$11.12		10.73		10.72		11.10		11.65
Total Return(1)%		5.77		3.83		1.63		1.38		2.84

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$251,309		295,289		300,275		393,161		572,056
Ratios to average net assets:
Expenses	%	0.52	†	0.53	†	0.54		0.53		0.53
Net investment income	%	4.55	†	4.27	†	3.44		3.35		3.26
Portfolio turnover rate	%	439		352		219		197		91

	Class S2
	Year	April 28,
	Ended	2006(1) to
	December 31,	December 31,
	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$10.70	10.80
Income from investment operations:
Net investment income	$0.47	0.30 *
Net realized and unrealized gain on investments and futures	$0.14	0.02
Total from investment operations	$0.61	0.32
Less distributions from:
Net investment income	$0.23	0.42
Net realized gains on investments	$—	—
Total distributions	$0.23	0.42
Net asset value, end of period	$11.08	10.70
Total Return(1)%	5.74	3.06

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	1
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	0.77	0.78
Net expenses after expense waiver(3)(4)%	0.67 †	0.68 †
Net investment income after expense waiver(3)(4)%	4.42 †	4.16 †
Portfolio turnover rate %	439	352

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Commencement of operations.

(3)	Annualized for periods less than one year.

(4)	The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolio related to the distribution fees. The expense waiver will continue through at least May 1, 2009. There is no guarantee that this waiver will continue after this date.

*	Calculated using average number of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING Liquid Assets Portfolio
Financial Highlights

For a share of beneficial interest outstanding throughout each period.

	Class I
						May 7,
	Year Ended					2004(1) to
	December 31,					December 31,
	2007		2006	2005		2004

Per Share Operating Performance:
Net asset value, beginning of period	$1.00		1.00	1.00		1.00
Income (loss) from investment operations:
Net investment income	$0.051		0.049	0.030		0.009
Net realized and unrealized loss on investments	$(0.000	)**	—	(0.000	)**	(0.000)**
Total from investment operations	$0.051		0.049	0.030		0.009
Less distributions from:
Net investment income	$0.051		0.049	0.030		0.009
Total distributions	$0.051		0.049	0.030		0.009
Net asset value, end of period	$1.00		1.00	1.00		1.00
Total Return(2)%	5.22		4.93	3.04		0.86

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$184,187		204,662	134,152		125,543
Ratios to average net assets:
Expenses(3)%	0.28		0.29	0.29		0.29
Net investment income(3)%	5.10		4.89	3.00		1.43

		Class S
		Year Ended December 31,
		2007		2006	2005		2004		2003

Per Share Operating Performance:
Net asset value, beginning of year		$1.00		1.00	1.00		1.00		1.00
Income (loss) from investment operations:
Net investment income		$0.049		0.046	0.028		0.009		0.007
Net realized and unrealized gain (loss) on investments		$0.000	**	—	(0.000	)**	(0.000	)**	(0.000	)**
Total from investment operations		$0.049		0.046	0.028		0.009		0.007
Less distributions from:
Net investment income		$0.049		0.046	0.028		0.009		0.007
Total distributions		$0.049		0.046	0.028		0.009		0.007
Net asset value, end of year		$1.00		1.00	1.00		1.00		1.00
Total Return(2)%		4.96		4.67	2.78		0.92		0.75

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$1,136,300		767,059	676,630		675,387		772,725
Ratios to average net assets:
Expenses	%	0.53		0.54	0.54		0.54		0.53
Net investment income	%	4.85		4.60	2.75		0.91		0.75

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.0005 or more than $(0.0005).

See Accompanying Notes to Financial Statements

ING Liquid Assets Portfolio (continued)
Financial Highlights

For a share of beneficial interest outstanding throughout each year.

	Class S2
	Year Ended December 31,
	2007	2006	2005		2004		2003

Per Share Operating Performance:
Net asset value, beginning of year	$1.00	1.00	1.00		1.00		1.00
Income (loss) from investment operations:
Net investment income	$0.047	0.045	0.026		0.008		0.006
Net realized and unrealized loss on investments	$—	—	(0.000	)*	(0.000	)*	(0.000	)*
Total from investment operations	$0.047	0.045	0.026		0.008		0.006
Less distributions from:
Net investment income	$0.047	0.045	0.026		0.008		0.006
Total distributions	$0.047	0.045	0.026		0.008		0.006
Net asset value, end of year	$1.00	1.00	1.00		1.00		1.00
Total Return(1)%	4.80	4.51	2.63		0.77		0.60

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$55,304	20,509	12,828		10,124		5,235
Ratios to average net assets:
Gross expenses prior to expense waiver %	0.78	0.79	0.79		0.69		0.68
Net expenses after expense waiver(2)%	0.68	0.69	0.69		0.69		0.68
Net investment income after expense waiver(2)%	4.70	4.48	2.61		0.84		0.55

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2)	The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the

Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2009. There is no guarantee that this waiver will continue after this date.

*	Amount is more than $(0.0005).

See Accompanying Notes to Financial Statements

ING Marsico Growth Portfolio
Financial Highlights

For a share of beneficial interest outstanding throughout each period.

	Class ADV
						August 1,
						2003(1) to
	Year Ended December 31,					December 31,
	2007	2006	2005		2004	2003

Per Share Operating Performance
Net asset value, beginning of period	$16.42	15.70	14.47		12.90	12.92
Income (loss) from investment operations:
Net investment loss	$0.06	(0.04)	(0.06	)*	(0.02)	(0.00)**
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$2.20	0.76	1.29		1.59	(0.02)
Total from investment operations	$2.26	0.72	1.23		1.57	(0.02)
Net asset value, end of period	$18.68	16.42	15.70		14.47	12.90
Total Return(2)%	13.76	4.59	8.50		12.17	(0.15)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$14,649	11,394	6,456		1,784	35
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.52	1.52	1.51		1.38	0.99
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.37	1.37	1.36		1.38	0.99
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	1.37	1.36	1.34		1.35	0.97
Net investment income (loss) after expense waiver and brokerage commission recapture(3)(4)%	0.34	(0.34)	(0.41)		(0.28)	(0.93)
Portfolio turnover rate %	51	64	72		72	82

	Class I
								May 1,
								2003(1) to
	Year Ended December 31,							December 31,
	2007		2006		2005		2004	2004

Per Share Operating Performance:
Net asset value, beginning of period	$16.73		15.90		14.57		12.91	10.27
Income from investment operations:
Net investment income	$0.17	*	0.05	*	0.03	*	0.04	0.00 **
Net realized and unrealized gain on investments and foreign currency related transactions	$2.24		0.78		1.30		1.62	2.64
Total from investment operations	$2.41		0.83		1.33		1.66	2.64
Less distributions from:
Net investment income	$0.00	**	—		—		—	—
Total distributions	$0.00	**	—		—		—	—
Net asset value, end of period	$19.14		16.73		15.90		14.57	12.91
Total Return(2)%	14.43		5.22		9.13		12.86	25.71

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$145,442		75,920		10,944		3,285	1,926
Ratios to average net assets:
Gross expenses prior to brokerage commission recapture(3)%	0.77		0.77		0.76		0.78	0.79
Net expenses after brokerage commission recapture(3)%	0.77		0.76		0.74		0.75	0.77
Net investment income after brokerage commission recapture(3)%	0.96		0.30		0.18		0.30	0.01
Portfolio turnover rate %	51		64		72		72	82

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2009. There is no guarantee that this waiver will continue after this date.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005 or more than $(0.005).

See Accompanying Notes to Financial Statements

ING Marsico Growth Portfolio (continued)
Financial Highlights

For a share of beneficial interest outstanding throughout each year.

		Class S
		Year Ended December 31,
		2007	2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of year		$16.58	15.80		14.51		12.90	9.72
Income (loss) from investment operations:
Net investment income (loss)		$0.12	(0.00	)**	0.00	**	0.01	(0.02)
Net realized and unrealized gain on investments and foreign currency related transactions		$2.23	0.78		1.29		1.60	3.20
Total from investment operations		$2.35	0.78		1.29		1.61	3.18
Net asset value, end of year		$18.93	16.58		15.80		14.51	12.90
Total Return(1)%		14.17	4.94		8.89		12.48	32.72

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$833,885	801,219		886,962		882,416	845,269
Ratios to average net assets:
Gross expenses prior to brokerage commission recapture	%	1.02	1.02		1.01		1.03	1.04
Net expenses after brokerage commission recapture	%	1.02	1.01		0.99		1.00	1.02
Net investment income (loss) after brokerage commission recapture	%	0.64	(0.00	)**	(0.02)		0.04	(0.17)
Portfolio turnover rate	%	51	64		72		72	82

	Class S2
	Year Ended December 31,
	2007	2006	2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$16.48	15.73	14.47		12.88	9.71
Income (loss) from investment operations:
Net investment income (loss)	$0.09	(0.02)	(0.03	)*	(0.01)	(0.04)
Net realized and unrealized gain on investments and foreign currency related transactions	$2.22	0.77	1.29		1.60	3.21
Total from investment operations	$2.31	0.75	1.26		1.59	3.17
Net asset value, end of year	$18.79	16.48	15.73		14.47	12.88
Total Return(1)%	14.02	4.77	8.71		12.34	32.65

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$26,473	24,805	22,551		15,096	8,268
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture %	1.27	1.27	1.26		1.18	1.19
Net expenses after expense waiver and prior to brokerage commission recapture(2)%	1.17	1.17	1.16		1.15	1.17
Net expenses after expense waiver and brokerage commission recapture(2)%	1.17	1.16	1.14		1.15	1.17
Net investment income (loss) after expense waiver and brokerage commission recapture(2)%	0.49	(0.15)	(0.19)		(0.10)	(0.39)
Portfolio turnover rate %	51	64	72		72	82

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2)	The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2009. There is no guarantee that this waiver will continue after this date.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005 or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

ING Marsico International Opportunities Portfolio
Financial Highlights

For a share of beneficial interest outstanding throughout each period.

	Class ADV		Class I
		January 20,					April 29,
	Year Ended	2006(1) to	Year Ended				2005(1) to
	December 31,	December 31,	December 31,				December 31,
	2007	2006	2007		2006		2005

Per Share Operating Performance:
Net asset value, beginning of period	$15.22	12.77	15.32		12.38		10.00
Income from investment operations:
Net investment income	$0.14 *	0.04	0.23	*	0.12	*	0.04 *
Net realized and unrealized gain on investments and foreign related transactions	$2.81	2.46	2.84		2.87		2.52
Total from investment operations	$2.95	2.50	3.07		2.99		2.56
Less distributions from:
Net investment income	$0.11	0.01	0.21		0.01		0.02
Net realized gains on investments	$1.07	0.04	1.07		0.04		0.16
Total distributions	$1.18	0.05	1.28		0.05		0.18
Net asset value, end of period	$16.99	15.22	17.11		15.32		12.38
Total Return(2)%	20.19	19.63	20.88		24.21		25.62

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$15,698	17,507	204,729		137,712		44,459
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	1.47	1.48	0.72		0.73		0.78
Net expenses after expense waiver(3)(4)(5)%	1.28	1.28	0.68		0.68		0.68
Net investment income after expense waiver(3)(4)(5)%	0.88	0.34	1.42		0.90		0.58
Portfolio turnover rate %	111	103	111		103		73

	Class S					Class S2
					May 2,		December 29,
	Year Ended				2005(1) to	Year Ended	2006(1) to
	December 31,				December 31,	December 31,	December 31,
	2007		2006		2005	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$15.28		12.36		10.00	15.28	15.28
Income (loss) from investment operations:
Net investment income (loss)	$0.18	*	0.08		0.02 *	0.15	(0.00)**
Net realized and unrealized gain on investments and foreign related transactions	$2.84		2.88		2.51	2.80	—
Total from investment operations	$3.02		2.96		2.53	2.95	(0.00)**
Less distributions from:
Net investment income	$0.18		0.00	**	0.01	0.21	—
Net realized gains on investments	$1.07		0.04		0.16	1.07	—
Total distributions	$1.25		0.04		0.17	1.28	—
Net asset value, end of period	$17.05		15.28		12.36	16.95	15.28
Total Return(2)%	20.58		24.02		25.35	20.13	—

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$362,903		222,639		150,499	1	1
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	0.97		0.98		1.02	1.22	1.23
Net expenses after expense waiver(3)(4)(5)%	0.93		0.93		0.93	1.08	1.08
Net investment income (loss) after expense waiver(3)(4)(5)%	1.10		0.64		0.22	0.97	(1.08)
Portfolio turnover rate %	111		103		73	111	103

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5)	The Distributor has contractually agreed to waive 0.15% and 0.10% of the average daily net assets attributable to Class ADV and S2 shares, respectively, of the Portfolio related to the distribution fee. The expense waivers will continue through at least May 1, 2009. There is no guarantee that these waivers will continue after this date.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005 or more than $(0.005).

See Accompanying Notes to Financial Statements

ING MFS Total Return Portfolio
Financial Highlights

For a share of beneficial interest outstanding throughout each period.

	Class ADV
								August 1,
								2003(1) to
	Year Ended December 31,							December 31,
	2007	2006		2005		2004		2003

Per Share Operating Performance:
Net asset value, beginning of period	$18.78	18.05		18.67		17.19		16.82
Income from investment operations:
Net investment income	$0.40	0.40	*	0.36	*	0.39	*	0.01
Net realized and unrealized gain on investments and foreign currency related transactions	$0.31	1.57		0.09		1.47		0.45
Total from investment operations	$0.71	1.97		0.45		1.86		0.46
Less distributions from:
Net investment income	$0.48	0.40		0.41		0.38		0.09
Net realized gains on investments	$1.02	0.84		0.66		—		—
Total distributions	$1.50	1.24		1.07		0.38		0.09
Net asset value, end of period	$17.99	18.78		18.05		18.67		17.19
Total Return(2)%	3.61	11.55		2.53		10.83		2.77

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$6,428	6,428		5,839		3,159		1
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.39	1.39		1.40		1.24		1.05
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.24	1.24		1.25		1.23		1.04
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	1.23	1.23		1.25		1.23		1.04
Net investment income after expense waiver and brokerage commission recapture(3)(4)%	2.12	2.28		1.98		2.08		1.85
Portfolio turnover rate %	60	44		51		66		57

	Class I
								May 1,
								2003(1) to
	Year Ended December 31,							December 31,
	2007	2006		2005		2004		2003

Per Share Operating Performance:
Net asset value, beginning of period	$19.03	18.26		18.81		17.22		15.19
Income from investment operations:
Net investment income	$0.51	0.53	*	0.49	*	0.47	*	0.58
Net realized and unrealized gain on investments and foreign currency related transactions	$0.34	1.57		0.08		1.50		1.55
Total from investment operations	$0.85	2.10		0.57		1.97		2.13
Less distributions from:
Net investment income	$0.60	0.49		0.46		0.38		0.10
Net realized gains on investments	$1.02	0.84		0.66		—		—
Total distributions	$1.62	1.33		1.12		0.38		0.10
Net asset value, end of period	$18.26	19.03		18.26		18.81		17.22
Total Return(2)%	4.27	12.22		3.14		11.45		14.03

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$200,345	151,940		172,607		5,119		2,303
Ratios to average net assets:
Gross expenses prior to brokerage commission recapture(3)%	0.64	0.64		0.65		0.64		0.65
Net expenses after brokerage commission recapture(3)%	0.63	0.63		0.65		0.63		0.64
Net investment income after brokerage commission recapture(3)%	2.75	2.86		2.71		2.69		2.61
Portfolio turnover rate %	60	44		51		66		57

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2009. There is no guarantee that this waiver will continue after this date.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING MFS Total Return Portfolio (continued)
Financial Highlights

For a share of beneficial interest outstanding throughout each year.

		Class S
		Year Ended December 31,
		2007		2006		2005		2004		2003

Per Share Operating Performance:
Net asset value, beginning of year		$19.00		18.23		18.78		17.21		14.81
Income from investment operations:
Net investment income		$0.47	*	0.48	*	0.43	*	0.41	*	0.37	*
Net realized and unrealized gain on investments and foreign currency related transactions		$0.33		1.57		0.10		1.50		2.11
Total from investment operations		$0.80		2.05		0.53		1.91		2.48
Less distributions from:
Net investment income		$0.55		0.44		0.42		0.34		0.08
Net realized gains on investments		$1.02		0.84		0.66		—		—
Total distributions		$1.57		1.28		1.08		0.34		0.08
Net asset value, end of year		$18.23		19.00		18.23		18.78		17.21
Total Return(1)%		4.01		11.93		2.90		11.12		16.75

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$1,265,296		1,400,960		1,465,066		1,483,814		1,326,168
Ratios to average net assets:
Gross expenses prior to brokerage commission recapture	%	0.89		0.89		0.89		0.89		0.90
Net expenses after brokerage commission recapture	%	0.88		0.88		0.89		0.88		0.89
Net investment income after brokerage commission recapture	%	2.47		2.62		2.32		2.42		2.41
Portfolio turnover rate	%	60		44		51		66		57

	Class S2
	Year Ended December 31,
	2007	2006	2005		2004		2003

Per Share Operating Performance:
Net asset value, beginning of year	$18.87	18.12	18.71		17.18		14.82
Income from investment operations:
Net investment income	$0.45	0.45	0.40	*	0.39	*	0.36	*
Net realized and unrealized gain on investments and foreign currency related transactions	$0.31	1.56	0.08		1.50		2.07
Total from investment operations	$0.76	2.01	0.48		1.89		2.43
Less distributions from:
Net investment income	$0.53	0.42	0.41		0.36		0.07
Net realized gains on investments	$1.02	0.84	0.66		—		—
Total distributions	$1.55	1.26	1.07		0.36		0.07
Net asset value, end of year	$18.08	18.87	18.12		18.71		17.18
Total Return(1)%	3.82	11.79	2.68		11.02		16.40

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$51,016	54,492	49,367		36,969		18,035
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture %	1.14	1.14	1.14		1.04		1.05
Net expenses after expense waiver and prior to brokerage commission recapture(2)%	1.04	1.04	1.04		1.04		1.05
Net expenses after expense waiver and brokerage commission recapture(2)%	1.03	1.03	1.04		1.03		1.04
Net investment income after expense waiver and brokerage commission recapture(2)%	2.32	2.48	2.18		2.30		2.27
Portfolio turnover rate %	60	44	51		66		57

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2)	The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2009. There is no guarantee that this waiver will continue after this date.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING MFS Utilities Portfolio
Financial Highlights

For a share of beneficial interest outstanding throughout each period.

	Class ADV		Class I
		July 18,			April 29,
	Year Ended	2006(1) to	Year Ended		2005(1) to
	December 31,	December 31,	December 31,		December 31,
	2007	2006	2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$14.54	11.95	14.60	11.22	10.00
Income from investment operations:
Net investment income	$0.29 *	0.05	0.37	0.28	0.13 *
Net realized and unrealized gain on investments and foreign currency related transactions	$3.59	2.54	3.63	3.18	1.41
Total from investment operations	$3.88	2.59	4.00	3.46	1.54
Less distributions from:
Net investment income	$0.14	—	0.14	0.02	0.09
Net realized gains on investments	$0.54	—	0.54	0.06	0.23
Total distributions	$0.68	—	0.68	0.08	0.32
Net asset value, end of period	$17.74	14.54	17.92	14.60	11.22
Total Return(2)%	26.97	21.67	27.72	31.04	15.35

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$987	86	9,192	7,489	5,599
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.52	1.54	0.77	0.79	0.82
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)(5)%	1.37	1.39	0.77	0.79	0.80
Net expenses after expense waiver and brokerage commission recapture(3)(4)(5)%	1.34	1.37	0.74	0.77	0.80
Net investment income after expense waiver and brokerage commission recapture(3)(4)(5)%	1.73	1.23	2.24	2.34	1.73
Portfolio turnover rate %	81	93	81	93	152

	Class S					Class S2
					May 2,		December 29,
	Year Ended				2005(1) to	Year Ended	2006(1) to
	December 31,				December 31,	December 31,	December 31,
	2007		2006		2005	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$14.56		11.20		10.07	14.54	14.54
Income (loss) from investment operations:
Net investment income (loss)	$0.33	*	0.26	*	0.10 *	0.30	(0.00)**
Net realized and unrealized gain on investments and foreign currency related transactions	$3.61		3.17		1.34	3.67	—
Total from investment operations	$3.94		3.43		1.44	3.97	(0.00)**
Less distributions from:
Net investment income	$0.12		0.01		0.08	0.14	—
Net realized gains on investments	$0.54		0.06		0.23	0.54	—
Total distributions	$0.66		0.07		0.31	0.68	—
Net asset value, end of period	$17.84		14.56		11.20	17.83	14.54
Total Return(2)%	27.38		30.81		14.25	27.61	—

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$587,399		306,300		168,701	1	1
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.02		1.04		1.07	1.27	1.29
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)(5)%	1.02		1.04		1.05	1.17	1.19
Net expenses after expense waiver and brokerage commission recapture(3)(4)(5)%	0.99		1.02		1.05	1.14	1.17
Net investment income (loss) after expense waiver and brokerage commission recapture(3)(4)(5)%	1.99		2.07		1.31	1.88	(1.17)
Portfolio turnover rate %	81		93		152	81	93

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Distributor has contractually agreed to waive 0.15% and 0.10% of the average daily net assets attributable to Class ADV and S2 shares, respectively, of the Portfolio related to the distribution fees. The expense waivers will continue through at least May 1, 2009. There is no guarantee that these waivers will continue after this date.

(5)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is more than $(0.005).

See Accompanying Notes to Financial Statements

ING Oppenheimer Main Street Portfolio®
Financial Highlights

For a share of beneficial interest outstanding throughout each period.

	Class ADV		Class I
		April 28,								May 1,
	Year Ended	2006(1) to	Year Ended							2003(1) to
	December 31,	December 31,	December 31,							December 31,
	2007	2006	2007		2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$19.63	18.45	19.83		17.44		16.65		14.87	12.45
Income from investment operations:
Net investment income	$0.13	0.06	0.27	*	0.22	*	0.21	*	0.18	0.17
Net realized and unrealized gain on investments and foreign currency related transactions	$0.63	1.36	0.64		2.41		0.78		1.77	2.30
Total from investment operations	$0.76	1.42	0.91		2.63		0.99		1.95	2.47
Less distributions from:
Net investment income	$0.17	0.24	0.26		0.24		0.20		0.17	0.05
Total distributions	$0.17	0.24	0.26		0.24		0.20		0.17	0.05
Net asset value, end of period	$20.22	19.63	20.48		19.83		17.44		16.65	14.87
Total Return(2)%	3.84	7.85	4.53		15.25		6.02		13.15	19.83

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	1	5,857		5,629		2,530		136	103
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.39	1.39	0.64		0.64		0.64		0.64	0.65
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.24	1.24	0.64		0.64		0.64		0.63	0.59
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	1.24	1.24	0.64		0.64		0.64		0.61	0.59
Net investment income after expense waiver and brokerage commission recapture(3)(4)%	0.68	0.67	1.29		1.22		1.26		1.17	1.04
Portfolio turnover rate %	103	90	103		90		80		175	130

		Class S
		Year Ended December 31,
		2007		2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year		$19.83		17.44	16.65	14.87	11.96
Income from investment operations:
Net investment income		$0.21	*	0.17*	0.17*	0.16	0.11
Net realized and unrealized gain on investments and foreign currency related transactions		$0.64		2.41	0.78	1.75	2.83
Total from investment operations		$0.85		2.58	0.95	1.91	2.94
Less distributions from:
Net investment income		$0.20		0.19	0.16	0.13	0.03
Total distributions		$0.20		0.19	0.16	0.13	0.03
Net asset value, end of year		$20.48		19.83	17.44	16.65	14.87
Total Return(2)%		4.27		14.93	5.73	12.88	24.57

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$474,329		542,958	559,041	624,376	644,823
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture	%	0.89		0.89	0.89	0.89	0.90
Net expenses after expense waiver and prior to brokerage commission recapture	%	0.89		0.89	0.89	0.88	0.84
Net expenses after expense waiver and brokerage commission recapture	%	0.89		0.89	0.89	0.86	0.84
Net investment income after expense waiver and brokerage commission recapture	%	1.03		0.93	1.01	0.87	0.86
Portfolio turnover rate	%	103		90	80	175	130

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2009. There is no guarantee that this waiver will continue after this date.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING Oppenheimer Main Street Portfolio® (continued)
Financial Highlights

For a share of beneficial interest outstanding throughout each year.

	Class S2
	Year Ended December 31,
	2007		2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$19.74		17.38		16.62		14.88	11.98
Income from investment operations:
Net investment income	$0.18	*	0.14	*	0.14	*	0.10	0.08
Net realized and unrealized gain on investments and foreign currency related transactions	$0.63		2.41		0.78		1.79	2.84
Total from investment operations	$0.81		2.55		0.92		1.89	2.92
Less distributions from:
Net investment income	$0.18		0.19		0.16		0.15	0.02
Total distributions	$0.18		0.19		0.16		0.15	0.02
Net asset value, end of year	$20.37		19.74		17.38		16.62	14.88
Total Return(1)%	4.09		14.79		5.57		12.70	24.37

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$4,862		5,159		4,351		2,847	1,950
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture %	1.14		1.14		1.14		1.04	1.05
Net expenses after expense waiver and prior to brokerage commission recapture(2)%	1.04		1.04		1.04		1.03	0.99
Net expenses after expense waiver and brokerage commission recapture(2)%	1.04		1.04		1.04		1.01	0.99
Net investment income after expense waiver and brokerage commission recapture(2)%	0.88		0.79		0.86		0.81	0.72
Portfolio turnover rate %	103		90		80		175	130

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2)	The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2009. There is no guarantee that this waiver will continue after this date.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING PIMCO Core Bond Portfolio
Financial Highlights

For a share of beneficial interest outstanding throughout each period.

	Class ADV
		April 28,
	Year Ended	2006(1) to
	December 31,	December 31,
	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$10.82	10.63
Income from investment operations:
Net investment income	$0.44	0.28 *
Net realized and unrealized gain on investments, foreign currency related transactions, futures, options and swaps	$0.43	0.22
Total from investment operations	$0.87	0.50
Less distributions from:
Net investment income	$0.40	0.31
Total distributions	$0.40	0.31
Net asset value, end of period	$11.29	10.82
Total Return(2)%	8.32	4.84

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	1
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	1.32	1.33
Net expenses after expense waiver(3)(4)%	1.17	1.18
Net investment income after expense waiver(3)(4)%	4.08	3.53
Portfolio turnover rate %	803	750

	Class I
		April 28,
	Year Ended	2006(1) to
	December 31,	December 31,
	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$10.88	10.67
Income from investment operations:
Net investment income	$0.49	0.30 *
Net realized and unrealized gain on investments, foreign currency related transactions, futures, options and swaps	$0.48	0.22
Total from investment operations	$0.97	0.52
Less distributions from:
Net investment income	$0.40	0.31
Total distributions	$0.40	0.31
Net asset value, end of period	$11.45	10.88
Total Return(2)%	9.22	5.01

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$932,677	795,704
Ratios to average net assets:
Expenses(3)%	0.57	0.58
Net investment income after expense waiver(3)%	4.63	4.17
Portfolio turnover rate %	803	750

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2009. There is no guarantee that this waiver will continue after this date.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING PIMCO Core Bond Portfolio (continued)
Financial Highlights

For a share of beneficial interest outstanding throughout each year.

		Class S
		Year Ended December 31,
		2007		2006		2005		2004		2003

Per Share Operating Performance:
Net asset value, beginning of period		$10.89		10.71		10.92		10.72		10.39
Income (loss) from investment operations:
Net investment income		$0.48	*	0.41	*	0.35	*	0.35	*	0.41
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, options and swaps		$0.47		0.04		(0.08)		0.16		0.10
Total from investment operations		$0.95		0.45		0.27		0.51		0.51
Less distributions from:
Net investment income		$0.37		0.27		0.38		0.29		0.05
Net realized gains on investments		$—		—		0.10		0.02		0.13
Total distributions		$0.37		0.27		0.48		0.31		0.18
Net asset value, end of period		$11.47		10.89		10.71		10.92		10.72
Total Return(1)%		8.99		4.32		2.46		4.78		4.84

Ratios and Supplemental Data:
Net assets, end of period (000’s)		$979,690		643,131		1,059,548		744,258		525,001
Ratios to average net assets:
Expenses	%	0.82		0.85		0.84		0.86		0.87
Net investment income	%	4.39		3.84		3.23		3.21		3.55
Portfolio turnover rate	%	803		750		760		279		402

	Class S2
	Year Ended December 31,
	2007		2006		2005		2004		2003

Per Share Operating Performance:
Net asset value, beginning of period	$10.85		10.68		10.90		10.71		10.40
Income (loss) from investment operations:
Net investment income	$0.46	*	0.40	*	0.33	*	0.33	*	0.42	*
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, options and swaps	$0.46		0.04		(0.08)		0.18		0.06
Total from investment operations	$0.92		0.44		0.25		0.51		0.48
Less distributions from:
Net investment income	$0.36		0.27		0.37		0.30		0.04
Net realized gains on investments	$—		—		0.10		0.02		0.13
Total distributions	$0.36		0.27		0.47		0.32		0.17
Net asset value, end of period	$11.41		10.85		10.68		10.90		10.71
Total Return(1)%	8.77		4.26		2.28		4.73		4.56

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$47,666		41,980		35,739		27,604		16,428
Ratios to average net assets:
Gross expenses prior to expense waiver %	1.07		1.10		1.09		1.01		1.01
Net expenses after expense waiver(2)%	0.97		1.00		0.99		1.01		1.01
Net investment income after expense waiver(2)%	4.23		3.72		3.07		3.05		3.40
Portfolio turnover rate %	803		750		760		279		402

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2)	The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2009. There is no guarantee that this waiver will continue after this date.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING PIMCO High Yield Portfolio
Financial Highlights

For a share of beneficial interest outstanding throughout each period.

	Class ADV		Class I
		May 22,				April 29,
	Year Ended	2006(1) to	Year Ended			2005(1) to
	December 31,	December 31,	December 31,			December 31,
	2007	2006	2007	2006		2005

Per Share Operating Performance:
Net asset value, beginning of period	$10.32	10.14	10.31	10.20		10.07
Income (loss) from investment operations:
Net investment income	$0.66	0.39	0.71	0.72	*	0.48 *
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, options, and swaps	$(0.41)	0.19	(0.39)	0.18		0.16
Total from investment operations	$0.25	0.58	0.32	0.90		0.64
Less distributions from:
Net investment income	$0.64	0.31	0.70	0.70		0.49
Net realized gains on investments	$0.05	0.09	0.05	0.09		0.02
Total distributions	$0.69	0.40	0.75	0.79		0.51
Net asset value, end of period	$9.88	10.32	9.88	10.31		10.20
Total Return(2)%	2.46	5.83	3.12	9.22		6.48

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$315	3	45,773	162,093		841
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	1.25	1.25	0.50	0.50		0.50
Net expenses after expense waiver(3)(4)%	1.10	1.10	0.50	0.50		0.50
Net investment income after expense waiver(3)(4)%	6.49	6.47	6.93	7.11		7.10
Portfolio turnover rate %	153	72	153	72		102

	Class S						Class S2
						May 3,		December 29,
						2004(1) to	Year Ended	2006(1) to
	Year Ended December 31,					December 31,	December 31,	December 31,
	2007		2006	2005		2004	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$10.32		10.21	10.50		10.00	10.32	10.32
Income (loss) from investment operations:
Net investment income (loss)	$0.69	*	0.70	0.67	*	0.42	0.67	(0.00)**
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, options, and swaps	$(0.40)		0.17	(0.24)		0.48	(0.38)	—
Total from investment operations	$0.29		0.87	0.43		0.90	0.29	(0.00)**
Less distributions from:
Net investment income	$0.67		0.67	0.70		0.40	0.66	—
Net realized gains on investments	$0.05		0.09	0.02		—	0.05	—
Total distributions	$0.72		0.36	0.72		0.40	0.71	—
Net asset value, end of period	$9.89		10.32	10.21		10.50	9.90	10.32
Total Return(2)%	2.86		8.95	4.33		9.24	2.84	—

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$614,158		689,288	721,985		697,885	1	1
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	0.75		0.75	0.75		0.74	1.00	1.00
Net expenses after expense waiver(3)(4)%	0.75		0.75	0.75		0.74	0.90	0.90
Net investment income (loss) after expense waiver(3)(4)%	6.76		6.85	6.53		6.19	6.57	(0.90)
Portfolio turnover rate %	153		72	102		50	153	72

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Distributor has contractually agreed to waive 0.15% and 0.10% of the average daily net assets attributable to Class ADV and S2 shares, respectively, of the Portfolio related to the distribution fees. The expense waivers will continue through at least May 1, 2009. There is no guarantee that these waivers will continue after this date.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is more than $(0.005).

See Accompanying Notes to Financial Statements

ING Pioneer Equity Income Portfolio
Financial Highlights

For a share of beneficial interest outstanding throughout each period.

		Class ADV	Class I	Class S
		May 11,	May 11,	May 11,
		2007(1) to	2007(1) to	2007(1) to
		December 31,	December 31,	December 31,
		2007	2007	2007

Per Share Operating Performance:
Net asset value, beginning of period	$	10.00	10.00	10.00
Income (loss) from investment operations:
Net investment income	$	0.15	0.19 *	0.17 *
Net realized and unrealized loss on investments	$	(0.89)	(0.88)	(0.89)
Total from investment operations	$	(0.74)	(0.69)	(0.72)
Less distributions from:
Net investment income	$	0.08	0.13	0.10
Total Distributions	$	0.08	0.13	0.10
Net asset value, end of period	$	9.18	9.18	9.18
Total Return(2)%		(7.39)	(6.94)	(7.17)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	1	165,905	1
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%		1.53	0.78	1.03
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)(5)%		1.29	0.69	0.94
Net expenses after expense waiver and brokerage commission recapture	%	1.28	0.68	0.93
Net investment income after expense waiver and brokerage commission recapture(3)(4)(5)%		2.35	3.16	2.73
Portfolio turnover rate	%	20	20	20

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5)	The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fees. The expense waiver will continue through at least May 1, 2009. There is no guarantee that this waiver will continue after this date.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING Pioneer Fund Portfolio
Financial Highlights

For a share of beneficial interest outstanding throughout each period.

	Class ADV		Class I
		December 29,			April 29,
	Year Ended	2006(1) to	Year Ended		2005(1) to
	December 31,	December 31,	December 31,		December 31,
	2007	2006	2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$12.89	12.89	12.92	11.04	10.06
Income (loss) from investment operations:
Net investment income (loss)	$0.08 *	(0.00)**	0.16	0.16	0.11 *
Net realized and unrealized gain on investments and foreign currency related transactions	$0.52	—	0.55	1.72	0.92
Total from investment operations	$0.60	(0.00)**	0.71	1.88	1.03
Less distributions from:
Net investment income	$0.16	—	0.16	—	0.05
Net realized gains on investments	$0.31	—	0.31	—	0.00 **
Total distributions	$0.47	—	0.47	—	0.05
Net asset value, end of period	$13.02	12.89	13.16	12.92	11.04
Total Return(2)%	4.51	—	5.36	17.03	10.25 †

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	1	41,028	31,524	28,289
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.49	1.51	0.74	0.76	0.75
Net expenses after expense waiver and brokerage commission recapture(3)(4)(5)%	1.29	1.31	0.69	0.71	0.71
Net investment income (loss) after expense waiver and brokerage commission recapture(3)(4)(5)%	0.61	(1.31)	1.24	1.33	1.49
Portfolio turnover rate %	24	19	24	19	39

	Class S			Class S2
			May 3,		December 29,
	Year Ended		2005(1) to	Year Ended	2006(1) to
	December 31,		December 31,	December 31,	December 31,
	2007	2006	2005	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$12.89	11.04	10.17	12.89	12.89
Income (loss) from investment operations:
Net investment income (loss)	$0.14	0.12	0.09 *	0.12 *	(0.00)**
Net realized and unrealized gain on investments and foreign currency related transactions	$0.53	1.73	0.82	0.50	—
Total from investment operations	$0.67	1.85	0.91	0.62	(0.00)**
Less distributions from:
Net investment income	$0.13	—	0.04	0.16	—
Net realized gains on investments	$0.31	—	0.00 **	0.31	—
Total distributions	$0.44	—	0.04	0.47	—
Net asset value, end of period	$13.12	12.89	11.04	13.04	12.89
Total Return(2)%	5.07	16.76	8.99 †	4.66	—

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$94,535	98,788	82,505	1	1
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	0.99	1.01	1.00	1.24	1.26
Net expenses after expense waiver and brokerage commission recapture(3)(4)(5)%	0.94	0.96	0.96	1.09	1.11
Net investment income (loss) after expense waiver and brokerage commission recapture(3)(4)(5)%	0.98	1.08	1.27	0.90	(1.11)
Portfolio turnover rate %	24	19	39	24	19

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5)	The Distributor has contractually agreed to waive 0.15% and 0.10% of the average daily net assets attributable to Class ADV and S2 shares, respectively, of the Portfolio related to the distribution fees. The expense waivers will continue through at least May 1, 2009. There is no guarantee that these waivers will continue after this date.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005 or more than $(0.005).

†	In 2005, the Investment Manager fully reimbursed the Portfolio for a loss incurred from a transaction not meeting the Portfolio’s investment guidelines. The impact on total return was 0.02% on both Class I and Class S, and excluding this item, total return would have been 10.23% and 8.97%, respectively.

See Accompanying Notes to Financial Statements

ING Pioneer Mid Cap Value Portfolio
Financial Highlights

For a share of beneficial interest outstanding throughout each period.

	Class ADV		Class I
		December 29,				May 2,
	Year Ended	2006(1) to	Year Ended			2005(1) to
	December 31,	December 31,	December 31,			December 31,
	2007	2006	2007		2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$12.30	12.30	12.35		11.02	10.07
Income (loss) from investment operations:
Net investment income (loss)	$0.03 *	(0.00)**	0.14	*	0.12	0.03
Net realized and unrealized gain on investments	$0.64	—	0.63		1.27	0.92
Total from investment operations	$0.67	(0.00)**	0.77		1.39	0.95
Less distributions from:
Net investment income	$0.10	—	0.10		0.03	—
Net realized gains on investments	$0.65	—	0.65		0.03	—
Total distributions	$0.75	—	0.75		0.06	—
Net asset value, end of period	$12.22	12.30	12.37		12.35	11.02
Total Return(2)%	4.91	—	5.72		12.70	9.43

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	1	356,457		135,708	22,281
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.39	1.39	0.64		0.64	0.66
Net expense after expense waiver and prior to brokerage commission recapture(3)(4)%	1.24	1.24	0.64		0.64	0.66
Net expenses after expense waiver and brokerage commission recapture(3)(4)(5)%	1.24	1.24	0.64		0.64	0.66
Net investment income (loss) after expense waiver and brokerage commission recapture(3)(4)(5)%	0.26	(1.24)	1.08		1.02	0.97
Portfolio turnover rate %	65	109	65		109	50

	Class S			Class S2
			April 29,		December 29,
	Year Ended		2005(1) to	Year Ended	2006(1) to
	December 31,		December 31,	December 31,	December 31,
	2007	2006	2005	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$12.30	11.00	10.01	12.30	12.30
Income (loss) from investment operations:
Net investment income (loss)	$0.09	0.08	0.02	0.08	(0.00)**
Net realized and unrealized gain on investments	$0.65	1.27	0.97	0.63	—
Total from investment operations	$0.74	1.35	0.99	0.71	(0.00)**
Less distributions from:
Net investment income	$0.07	0.02	—	0.10	—
Net realized gains on investments	$0.65	0.03	—	0.65	—
Total distributions	$0.72	0.05	—	0.75	—
Net asset value, end of period	$12.32	12.30	11.00	12.26	12.30
Total Return(2)%	5.52	12.35	9.89	5.25	—

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$656,802	632,504	671,732	1	1
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	0.89	0.89	0.92	1.14	1.14

Net expense after expense waiver and prior to brokerage commission recapture(3)(4)%	0.89	0.89	0.92	1.04	1.04
Net expenses after expense waiver and brokerage commission recapture(3)(4)(5)%	0.89	0.89	0.92	1.04	1.04
Net investment income (loss) after expense waiver and brokerage commission recapture(3)(4)(5)%	0.70	0.69	0.62	0.64	(1.04)
Portfolio turnover rate %	65	109	50	65	109

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Distributor has contractually agreed to waive 0.15% and 0.10% of the average daily net assets attributable to Class ADV and S2 shares, respectively, of the Portfolio related to the distribution fees. The expense waivers will continue through at least May 1, 2009. There is no guarantee that these waivers will continue after this date.

(5)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is more than $(0.005).

See Accompanying Notes to Financial Statements

ING Stock Index Portfolio
Financial Highlights

For a share of beneficial interest outstanding throughout each period.

	Class I
					May 3,
	Year Ended				2004(1) to
	December 31,				December 31,
	2007	2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$12.85	11.40		10.90	10.00
Income from investment operations:
Net investment income	$0.23	0.21	*	0.19	0.11
Net realized and unrealized gain on investments and futures	$0.46	1.52		0.31	0.94
Total from investment operations	$0.69	1.73		0.50	1.05
Less distributions from:
Net investment income	$0.22	0.19		—	0.12
Net realized gains on investments	$0.38	0.09		—	0.03
Total distributions	$0.60	0.28		—	0.15
Net asset value, end of period	$12.94	12.85		11.40	10.90
Total Return(2)%	5.28	15.52		4.59	10.52

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$481,091	405,602		388,184	378,706
Ratios to average net assets:
Expenses(3)%	0.26†	0.27†		0.28	0.27
Net investment income(3)%	1.90†	1.74†		1.68	2.14
Portfolio turnover rate %	4	9		6	8

	Class S	Class S2
	April 30,	August 1,
	2007(1) to	2007(1) to
	December 31,	December 31,
	2007	2007

Per Share Operating Performance:
Net asset value, beginning of period	$13.49	12.79
Income (loss) from investment operations:
Net investment income	$0.18 *	0.14 *
Net realized and unrealized loss on investments and futures	$(0.16)	(0.04)
Total from investment operations	$0.02	0.10
Less distributions from:
Net investment income	$0.22	—
Net realized gains on investments	$0.38	—
Total distributions	$0.60	—
Net asset value, end of period	$12.91	12.89
Total Return(2)%	0.06	0.78

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$5,358	2,005
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	0.51	0.76
Net expenses after expense waiver(3)(4)%	0.51 †	0.66 †
Net investment income after expense waiver(3)(4)%	2.03 †	2.62 †
Portfolio turnover rate %	4	4

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolio related to the distribution fees. The expense waivers will continue through at least May 1, 2009. There is no guarantee that these waivers will continue after this date.

*	Calculated using average number of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING VP Index Plus International Equity Portfolio
Financial Highlights

For a share of beneficial interest outstanding throughout each period.

	Class ADV			Class I
		December 20,	April 12,					July 29,
	Year Ended	2006(6) to	2006(1) to	Year Ended				2005(1) to
	December 31,	December 31,	July 11,	December 31,				December 31,
	2007	2006	2006(6)	2007		2006		2005

Per Share Operating Performance:
Net asset value, beginning of period	$13.08	13.36	11.76	13.11		10.82		10.00
Income (loss) from investment operations:
Net investment income	$0.21	0.01 *	0.09	0.29	*	0.20	*	0.02
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$0.79	0.10	(0.05)	0.82		2.54		1.04
Total from investment operations	$1.00	0.11	0.04	1.11		2.74		1.06
Less distributions from:
Net investment income	$—	0.13	0.00 **	0.01		0.16		0.05
Net realized gains on investments	$0.04	0.26	0.03	0.04		0.29		0.19
Total distributions	$0.04	0.39	0.03	0.05		0.45		0.24
Net asset value, end of period	$14.04	13.08	11.77	14.17		13.11		10.82
Total Return(2)%	7.63	0.84	0.35	8.45		25.32		10.54

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	1	5	676,160		272,333		3,204
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	1.36	1.38	1.39	0.61		0.63		0.79
Net expenses after expense waiver(3)(4)(5)%	1.15	1.15	1.15	0.55		0.55		0.55
Net investment income after expense waiver(3)(4)(5)%	1.50	1.44	3.04	2.03		1.64		0.78
Portfolio turnover rate %	188	155	155	188		155		77

	Class S					Class S2
					July 29,		January 10,
	Year Ended				2005(1) to	Year Ended	2006(1) to
	December 31,				December 31,	December 31,	December 31,
	2007		2006		2005	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$13.09		10.81		10.00	13.14	11.27
Income from investment operations:
Net investment income	$0.28	*	0.23	*	0.04	0.26 *	0.14 *
Net realized and unrealized gain on investments and foreign currency related transactions	$0.79		2.47		1.00	0.79	2.08
Total from investment operations	$1.07		2.70		1.04	1.05	2.22
Less distributions from:
Net investment income	$—		0.13		0.04	—	0.06
Net realized gains on investments	$0.04		0.29		0.19	0.04	0.29
Total distributions	$0.04		0.42		0.23	0.04	0.35
Net asset value, end of period	$14.12		13.09		10.81	14.15	13.14
Total Return(2)%	8.16		24.97		10.34	7.98	19.72

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$116,647		114,293		27,276	800	688
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	0.86		0.88		1.04	1.11	1.13
Net expenses after expense waiver(3)(4)(5)%	0.80		0.80		0.80	0.95	0.95
Net investment income after expense waiver(3)(4)(5)%	2.00		1.91		0.99	1.82	1.15
Portfolio turnover rate %	188		155		77	188	155

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5)	The Distributor has contractually agreed to waive 0.15% and 0.10% of the average daily net assets attributable to Class ADV and S2 shares, respectively, of the Portfolio related to the distribution fees. The expense waivers will continue through at least May 1, 2009. There is no guarantee that these waivers will continue after this date.

(6)	Class ADV commenced operations on April 12, 2006, fully redeemed on July 11, 2006, and recommenced operations on December 20, 2006.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007

NOTE 1 — ORGANIZATION

ING Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988 with an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Trust consists of sixty operational portfolios. There are twenty-nine portfolios included in this report (each a “Portfolio” and collectively, the “Portfolios”) and they are: ING Disciplined Small Cap Value Portfolio (“Disciplined Small Cap Value”), ING EquitiesPlus Portfolio (“EquitiesPlus”), ING Evergreen Health Sciences Portfolio (“Evergreen Health Sciences”), ING Evergreen Omega Portfolio (“Evergreen Omega”), ING Focus 5 Portfolio (“Focus 5”), ING Global Real Estate Portfolio (“Global Real Estate”), ING Global Resources Portfolio (“Global Resources”), ING Global Technology Portfolio (“Global Technology”), ING International Growth Opportunities Portfolio (“International Growth Opportunities”), formerly, ING International Portfolio, ING Janus Contrarian Portfolio (“Janus Contrarian”), ING JPMorgan Emerging Markets Equity Portfolio (“JPMorgan Emerging Markets Equity”), ING JPMorgan Small Cap Core Equity Portfolio (“JPMorgan Small Cap Core Equity”), ING JPMorgan Value Opportunities Portfolio (“JPMorgan Value Opportunities”), ING Julius Baer Foreign Portfolio (“Julius Baer Foreign”), ING Legg Mason Value Portfolio (“Legg Mason Value”), ING Limited Maturity Bond Portfolio (“Limited Maturity Bond”), ING Liquid Assets Portfolio (“Liquid Assets”), ING Marsico Growth Portfolio (“Marsico Growth”), ING Marsico International Opportunities Portfolio (“Marsico International Opportunities”), ING MFS Total Return Portfolio (“MFS Total Return”), ING MFS Utilities Portfolio (“MFS Utilities”), ING Oppenheimer Main Street Portfolio® (“Oppenheimer Main Street”), ING PIMCO Core Bond Portfolio (“PIMCO Core Bond”), ING PIMCO High Yield Portfolio (“PIMCO High Yield”), ING Pioneer Equity Income Portfolio (“Pioneer Equity Income”), ING Pioneer Fund Portfolio (“Pioneer Fund”), ING Pioneer Mid Cap Value Portfolio (“Pioneer Mid Cap Value”), ING Stock Index Portfolio (“Stock Index”), and ING VP Index Plus International Equity Portfolio (“VP Index Plus International Equity”).

All of the Portfolios are diversified except for Evergreen Health Sciences, Global Real Estate, Global Resources, Janus Contrarian, and Legg Mason Value, which are non-diversified Portfolios. All of the Portfolios, except Liquid Assets and Stock Index, which are authorized to offer three classes of shares (Institutional (“I”), Service (“S”) and Service 2 (“S2”), are authorized to offer four classes of shares (Class I) Class S, Class S2 and Adviser Class (“Class ADV”)); however, not all Portfolios currently offer all classes. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fee. All shareholders bear the common expenses of the Portfolio and earn income and gains and losses from the Portfolio pro rata based on the average net assets of each class, without distinction between share classes. Common expenses of the Portfolios (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent trustees) are allocated to each Portfolio in proportion to its relative daily net assets. Expenses directly attributable to a particular portfolio (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, and offering costs) are charged directly to that Portfolio. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including shareholder servicing fees. The information presented in these financial statements pertains to the Portfolios listed in this note.

The Trust is intended to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts (“Variable Contracts”) offered by insurance companies, and (ii) certain qualified pension and retirement plans, as permitted under the Federal tax rules relating to the Portfolios serving as investment mediums for Variable Contracts. The Trust currently functions as an investment medium for contracts and policies offered by ING USA Annuity and Life Insurance Company (“ING USA”), Security Life of Denver Insurance Company, ReliaStar Life Insurance Company, United Life Annuities, an indirect, wholly-owned subsidiary of ING USA and ReliaStar Life Insurance Company of New York, an indirect wholly-owned subsidiary of ING USA. ING USA, Security Life of Denver Insurance Company and ReliaStar Life

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 1 — ORGANIZATION (continued)

Insurance Company are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services institutions in the world, and offers an array of banking, insurance and asset management services to both individuals and institutional investors.

The Trust is also an investment medium for contracts offered by the Security Equity Life Insurance Company, which is not an affiliate of ING and other non-affiliated life insurance companies.

The following is a brief description of each Portfolio’s investment objective:

•	Disciplined Small Cap Value seeks to outperform the total return performance of the Russell 2000® Value Index by investing in common stocks of small companies whose stock prices are believed to be undervalued;

•	EquitiesPlus seeks long term total return that (before fees and expenses) exceeds the total return of the Standard & Poor’s 500® Composite Stock Price Index;

•	Evergreen Health Sciences seeks long-term capital growth;

•	Evergreen Omega seeks long-term capital growth;

•	Focus 5 seeks total return through capital appreciation and dividend income;

•	Global Real Estate seeks to provide investors with high total return;

•	Global Resources seeks long-term capital appreciation;

•	Global Technology seeks long-term growth of capital;

•	International Growth Opportunities seeks long-term growth of capital;

•	Janus Contrarian seeks capital appreciation;

•	JPMorgan Emerging Markets Equity seeks capital appreciation;

•	JPMorgan Small Cap Core Equity seeks capital growth over the long-term;

•	JPMorgan Value Opportunities seeks long-term capital appreciation;

•	Julius Baer Foreign seeks long-term growth of capital;

•	Legg Mason Value seeks long-term growth of capital;

•	Limited Maturity Bond seeks the highest current income consistent with low risk to principal and liquidity. As a secondary objective, the Portfolio seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal;

•	Liquid Assets seeks a high level of current income consistent with the preservation of capital and liquidity;

•	Marsico Growth seeks capital appreciation;

•	Marsico International Opportunities seeks long-term growth of capital;

•	MFS Total Return seeks above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. A secondary objective is the reasonable opportunity for growth of capital and income;

•	MFS Utilities seeks total return;

•	Oppenheimer Main Street seeks long-term growth of capital and future income;

•	PIMCO Core Bond seeks maximum total return, consistent with capital preservation and prudent investment management;

•	PIMCO High Yield seeks maximum total return, consistent with capital preservation and prudent investment management;

•	Pioneer Equity Income seeks current income and long-term growth of capital from a portfolio consisting primarily of equity securities of U.S. corporations that are expected to produce income;

•	Pioneer Fund seeks reasonable income and capital growth;

•	Pioneer Mid Cap Value seeks capital appreciation;

•	Stock Index seeks total return; and

•	VP Index Plus International Equity seeks to outperform the total return performance of the Morgan Stanley Capital International Europe Australasia and Far East Index (“MSCI EAFE® Index”), while maintaining a market level of risk.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolios’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Portfolios’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio’s Board, in accordance with methods that are specifically authorized by the Board. If a significant event which is likely to impact the value of one or more foreign securities held by a Portfolio occurs after the time at which the foreign market for such security(ies) closes but before the time that a Portfolio’s NAV is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time a Portfolio calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the New York Stock Exchange. Investments in securities maturing in 60 days or less, as well as all securities in the Liquid Assets Portfolio, are valued at amortized cost, which approximates market value.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.	Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.	Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a currency forward contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Portfolio of Investments.

E.	Futures Contracts. Certain Portfolios may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Portfolio is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by a Portfolio. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F.	Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income and capital gains, if any, are declared daily and paid monthly by the Liquid Assets and the PIMCO High Yield Portfolios. Limited Maturity Bond may declare a dividend monthly or quarterly. For all other Portfolios, net investment income and net capital gain distributions, if any, will be declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

G.	Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

H.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.	Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreement, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and may incur disposition costs in liquidating the collateral.

J.	Securities Lending. Certain Portfolios have the option to temporarily loan up to 30% of their total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

K.	Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

L.	Swap Contracts. Certain Portfolios may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized as unrealized appreciation or depreciation.

M.	Credit Default Swaps. EquitiesPlus, Limited Maturity Bond, PIMCO Core Bond, PIMCO High Yield and Stock Index may enter into credit default swap contracts for investment purposes. All Portfolios may purchase credit default swap contracts in order to hedge against risk of default of debt securities held in their portfolio.

As the seller in a credit default swap contract, a Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Portfolio would keep the stream of payments and would have no payment obligations. As the seller, a Portfolio would be subject to investment exposure on the notional amount of the swap.

When a Portfolio purchases a credit default swap, the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk — that the seller may fail to satisfy its payment obligations to the Portfolios in the event of a default.

N.	Illiquid and Restricted Securities. The Portfolios may not invest more than 15% of their net assets (10% for Limited Maturity Bond and Liquid Assets) in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. The Portfolios may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

O.	Delayed Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such securities is identified in each Portfolio’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to identify liquid assets sufficient to cover the purchase price.

P.	Mortgage Dollar Roll Transactions. In connection with a Portfolio’s ability to purchase or sell securities on a when-issued basis, certain Portfolios may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

agreed upon price. In return, the Portfolio is compensated with fee income or receives an advantageous repurchase price (“drop in price”). The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales. Fees received from fee based mortgage dollar rolls are recorded as income.

Q.	Floating Rate Notes Issued in Conjunction with Securities Held — PIMCO Core Bond invested in “inverse floaters” which are fixed income instruments with interest rates that vary inversely with short term interest rates. With respect to certain types of inverse floaters that are acquired in a transaction in which the Portfolio transfers a municipal bond to a trust to create the inverse floater, Statement of Financial Accounting Standards No. 140 (“FAS 140”) requires that the transaction be characterized as a financing instead of a sale for financial statement presentation purposes. At December 31, 2007, the portfolio did not invest in these types of inverse floaters.

R.	Sales Commitments. Sale commitments involve commitments to sell fixed income securities where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Portfolio will enter into sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of sale commitments are not received until the contractual settlement date. During the time a sale commitment is outstanding, except for delayed delivery transactions, the Portfolio will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled sale commitments are valued at current market value of the underlying securities. If the sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

S.	Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2007, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales

Disciplined Small Cap Value	$441,757,594	$277,891,192
EquitiesPlus	18,983,327	47,521,934
Evergreen Health Sciences	165,137,804	180,100,957
Evergreen Omega	61,109,550	89,040,229
Focus 5	216,833,116	106,794,646
Global Real Estate	316,647,927	128,181,563
Global Resources	1,558,836,618	1,405,392,418
Global Technology	184,562,854	151,436,067
International Growth Opportunities	236,591,188	279,317,659
Janus Contrarian	845,639,533	634,216,033
JPMorgan Emerging Markets Equity	399,225,098	143,164,943
JPMorgan Small Cap Core Equity	204,072,526	214,089,172
JPMorgan Value Opportunities	314,795,476	297,105,404
Julius Baer Foreign	1,993,255,415	1,528,040,938
Legg Mason Value	375,227,552	253,804,561
Limited Maturity Bond	287,167,549	131,554,222
Marsico Growth	469,393,312	550,773,463
Marsico International Opportunities	563,099,924	471,325,501
MFS Total Return	789,589,299	917,116,482
MFS Utilities	534,222,083	351,492,614
Oppenheimer Main Street	544,831,572	633,880,305
PIMCO Core Bond	755,813,443	494,616,335
PIMCO High Yield	440,629,430	663,734,924
Pioneer Equity Income	192,582,796	25,094,944
Pioneer Fund	32,625,989	32,917,990
Pioneer Mid Cap Value	783,643,559	587,735,230
Stock Index	88,843,579	19,067,140
VP Index Plus International Equity	1,544,425,443	1,165,995,651

U.S. government securities not included above were as follows:

	Purchases	Sales

EquitiesPlus	$100,874,242	$95,308,113
JPMorgan Small Cap Core Equity	456,697	350,000
Limited Maturity Bond	2,605,572,267	2,438,920,304
MFS Total Return	154,185,066	135,129,666
PIMCO Core Bond	16,249,181,189	15,585,518,298
PIMCO High Yield	657,541,706	619,906,706

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Disciplined Small Cap Value, EquitiesPlus, Global Real Estate and VP Index Plus International Equity have entered into an investment management agreement (“Investment Management Agreement”) with ING Investments, LLC (“ING Investments”), an Arizona limited liability company, which is an indirect, wholly-owned subsidiary of ING Groep. The Investment Management Agreement compensates ING Investments with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee

Disciplined Small Cap Value	0.55% of the first $500 million; 0.50% of the next $500 million; 0.45% thereafter

EquitiesPlus	0.30%

Focus 5	0.32%

Global Real Estate	0.80% of the first $250 million; 0.775% of the next $250 million; 0.70% thereafter

VP Index Plus International	0.45%

JPMorgan Value Opportunities, Marsico International Opportunities, and MFS Utilities have entered into investment management agreements (“Investment Management Agreements”) with Directed Services, LLC (“DSL”). The Investment Management Agreements compensate DSL with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee

JPMorgan Value Opportunities	0.40% of the first $21 billion; 0.39% of the next $5 billion; 0.38% thereafter

Marsico International Opportunities	0.54% of the first $21 billion; 0.53% thereafter

MFS Utilities	0.60% of the first $1 billion; 0.55% of the next $500 million; 0.50% of the next $5 billion; 0.47% of the next $5 billion; 0.45% of the next $5 billion; 0.44% of the next $5 billion; 0.43% thereafter

Pioneer Equity Income	0.65% of the first $500 million; 0.60% of the amount in excess of $500 million

Except as noted above, Directed Services, LLC (the “Investment Adviser” or “DSL”) an indirect, wholly-owned subsidiary of ING Groep, provides the Portfolios with advisory and administrative services under a Management Agreement (the “Unified Agreement”).

Under the Unified Agreement, the Investment Adviser has overall responsibility for engaging managers and for monitoring and evaluating the management of the assets of each Portfolio. Portfolio managers have full investment discretion and makes all determinations with respect to the investment of a Portfolio’s assets and the purchase and sale of portfolio securities and other investments. Pursuant to this Unified Agreement, the Investment Adviser also is responsible for providing or procuring, at the Investment Adviser’s expense, the services reasonably necessary for the ordinary operation of each Portfolio, including, among other things, custodial, administrative, transfer agency, portfolio accounting, and auditing. As compensation for its services under the Unified Agreement, the Trust pays the Investment Adviser a monthly fee (a “Unified Fee”) based on the following annual rates of the average daily net assets of the Portfolios:

Portfolio	Fee

Evergreen Health Sciences	0.75% of the first $500 million; 0.70% of the amount in excess of $500 million

Evergreen Omega	0.60% of the first $750 million;
0.55% of the next $750 million;
0.50% of the next $5 billion;
0.475% of the next $5 billion;
0.455% of the next $5 billion;
0.44% of the next $5 billion;
0.43% thereafter

Global Resources(1)	0.75% of the first $750 million; 0.70% of the next $1.25 billion; 0.65% of the next $1.5 billion; 0.60% of the amount in excess of $3.5 billion.

Global Technology	1.25% of first $1 billion; 1.15% thereafter

International Growth Opportunities	1.00% of the first $500 million; 0.80% of the amount in excess of $500 million

Janus Contrarian and Legg Mason Value*	0.81% of the first $250 million; 0.77% of the next $400 million; 0.73% of the next $450 million; 0.67% of the amount in excess of $1.1 billion

JPMorgan Emerging Markets Equity	1.25%

JPMorgan Small Cap Core Equity	0.90% of the first $200 million; 0.85% of the next $300 million; 0.80% of the next $250 million; 0.75% thereafter

Julius Baer Foreign	1.00% of the first $50 million; 0.95% of the next $200 million; 0.90% of the next $250 million; 0.85% thereafter

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

Portfolio	Fee

Limited Maturity Bond and Liquid Assets*	0.35% of the first $200 million; 0.30% of the next $300 million; 0.25% of the amount in excess of $500 million

Marsico Growth(2)	0.85% of the first $250 million; 0.80% of the next $400 million; 0.75% of the next $450 million; 0.70% of the amount in excess of $1.1 billion

MFS Total Return and Oppenheimer Main Street*(3)	0.75% of the first $250 million; 0.70% of the next $400 million; 0.65% of the next $450 million; 0.60% of the amount in excess of $1.1 billion

PIMCO Core Bond	0.75% of the first $100 million; 0.65% of the next $100 million; 0.55% of the amount in excess of $200 million

PIMCO High Yield	0.49%

Pioneer Fund(4)	0.725% of the first $500 million; 0.675% of the next $500 million; 0.625% thereafter

Pioneer Mid Cap Value	0.64%

Stock Index	0.26%

*	Fee is calculated using the combined net assets of these Portfolios.

(1)	The assets of Global Resources are aggregated with those of ING T. Rowe Price Capital Appreciation Portfolio, ING T. Rowe Price Equity Income Portfolio, ING Van Kampen Growth and Income Portfolio, ING Van Kampen Real Estate Portfolio and ING Wells Fargo Disciplined Value Portfolio, which are not included in this report, to determine the Unified Fee.
(2)	The assets of Marsico Growth are aggregated with those of ING AllianceBernstein Mid Cap Growth Portfolio, which is not included in this report, to determine the Unified Fee.
(3)	The assets of MFS Total Return and Oppenheimer Main Street are aggregated with ING FMRsm Mid Cap Growth Portfolio, which is not included in this report, to determine the Unified Fee.
(4)	Prior to May 11, 2007, the fee was 0.75% of the first $500 million, 0.70% of the next $500 million and 0.65% thereafter.

DSL has contractually agreed to waive a portion of the advisory fee for JPMorgan Small Cap Core Equity and Julius Baer Foreign. The waiver is calculated as follows:

Waiver = 50% × (former sub-advisory fee minus new sub-advisory fee)

For the year ended December 31, 2007, DSL waived $111,354 and $32,039 for JPMorgan Small Cap Core Equity and Julius Baer Foreign, respectively.

This waiver will continue through at least May 1, 2009 and there is no guarantee that this waiver will continue after said date. The agreement will only renew if DSL elects to renew it.

Certain ING Portfolios sub-advised by ING IM are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Portfolios will be reduced by an amount equal to the management fees paid indirectly to the ING Institutional Prime Money Market Fund with respect to assets invested by the Portfolios. As of December 31, 2007, the Investment Adviser for EquitiesPlus, Global Resources, Global Technology, International Growth Opportunities, Limited Maturity Bond and Stock Index waived $7,576, $11,466, $2,653, $502, $15,783 and $7,551, respectively. These fees are not subject to recoupment.

ING Funds Services, LLC (the “Administrator”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for the Disciplined Small Cap Value, EquitiesPlus, Global Real Estate, JPMorgan Value Opportunities, Pioneer Equity Income, Marsico International Opportunities, MFS Utilities and VP Index Plus International Equity Portfolios’ operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from each Portfolio a fee at an annual rate of 0.10% of the Portfolio’s average daily net assets.

The Trust and ING Investments or DSL (collectively, “Investment Advisers”) have entered into Portfolio Management Agreements with each sub-adviser. These sub-advisers provide investment advice for the various Portfolios and are paid by one of the Investment Advisers based on the average daily net assets of the respective Portfolios. The sub-adviser of each of the Series are as follows (*denotes a related party adviser):

Portfolio	Sub-Adviser

Disciplined Small Cap Value	ING Investment Management Co.*

EquitiesPlus	ING Investment Management Co.*

Evergreen Health Sciences	Evergreen Investment Management Company, LLC

Evergreen Omega	Evergreen Investment Management Company, LLC

Focus 5	ING Investment Management Co.*

Global Real Estate	ING Clarion Real Estate Securities L.P.*

Global Technology	ING Investment Management Co.*

Global Resources	ING Investment Management Co.*

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

Portfolio	Sub-Adviser

International Growth Opportunities	ING Investment Management Co.*

Janus Contrarian	Janus Capital Management LLC

JPMorgan Emerging Markets Equity	J.P. Morgan Investment Management Inc.

JPMorgan Small Cap Core Equity	J.P. Morgan Investment Management Inc.

JPMorgan Value Opportunities	J.P. Morgan Investment Management Inc.

Julius Baer Foreign	Julius Baer Investment Management LLC

Legg Mason Value	Clearbridge Advisers, LLC

Limited Maturity Bond	ING Investment Management Co.*

Liquid Assets	ING Investment Management Co.*

Marsico Growth	Marsico Capital Management, LLC

Marsico International	Marsico Capital Management, LLC

MFS Total Return	Massachusetts Financial Services Company

MFS Utilities	Massachusetts Financial Services Company

Oppenheimer Main Street	OppenheimerFunds, Inc.

PIMCO Core Bond	Pacific Investment Management Company LLC

PIMCO High Yield	Pacific Investment Management Company LLC

Pioneer Equity Income	Pioneer Investment Management, Inc.

Pioneer Fund	Pioneer Investment Management, Inc.

Pioneer Mid Cap Value	Pioneer Investment Management, Inc.

Stock Index	ING Investment Management Co.*

VP Index Plus International Equity	ING Investment Management Advisors, B.V.*

In placing equity security transactions, each sub-adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, each sub-adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to the Portfolio a portion of the brokerage commissions (in the form of a credit to the Portfolio) paid to the broker-dealers to pay certain expenses of the Portfolio. These commission recapture payments benefit the Portfolios and not the sub-adviser. Any amount credited to a Portfolio is recognized as brokerage commission recapture in the Statements of Operations.

NOTE 5 — EXPENSE LIMITATIONS

Each Investment Adviser has entered into written expense limitation agreements with certain of the Portfolios, whereby each Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

	Class ADV	Class I	Class S	Class S2

Disciplined Small Cap Value	1.35%	0.75%	1.00%	1.15%
EquitiesPlus	1.00%	0.40%	0.65%	0.80%
Focus 5	0.99%	0.39%	0.64%	N/A
Global Real Estate	1.50%	0.90%	1.15%	1.30%
Global Technology	1.65%	1.05%	1.30%	1.45%
Janus Contrarian(1)	1.34%	0.74%	0.99%	1.14%
JPMorgan Value Opportunities	1.13%	0.53%	0.78%	0.93%
Marsico International Opportunities	1.28%	0.68%	0.93%	1.08%
MFS Utilities	1.40%	0.80%	1.05%	1.20%
Pioneer Equity Income(2)	1.29%	0.69%	0.94%	1.09%
Pioneer Mid Cap Value	1.25%	0.65%	0.90%	1.05%
VP Index Plus International Equity	1.15%	0.55%	0.80%	0.95%

(1)	Prior to April 30, 2007, Janus Contrarian had no expense limits.
(2)	Prior to July 27, 2007, Pioneer Equity Income limits were 1.30%, 0.70%, 0.95% and 1.10% for Classes ADV, I, S and S2 respectively.

The Investment Advisers may at a later date recoup from a Portfolio (except, Global Technology) management fees waived and other expenses assumed by the Investment Advisers during the previous 36 months, but only if, after such recoupment, the Portfolios’ expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Advisers of such waived and reimbursed fees are recognized in the accompanying Statements of Operations for each Portfolio in the period during which such waiver, reimbursement or recoupment occurs.

The expense limitation agreements are contractual and shall renew automatically unless ING Investments or DSL provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

Effective May 11, 2007, pursuant to a side agreement, DSL lowered the expense limits for Pioneer Fund to

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 5 — EXPENSE LIMITATIONS (continued)

1.285%, 0.685%, 0.935% and 1.085% for Class ADV, Class I, Class S and Class S2, respectively, through May 1, 2008. The side agreement will only renew if DSL elects to renew it. For the year ended December 31, 2007, Pioneer Fund waived $60,356 pursuant to this agreement.

As of December 31, 2007, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Advisers, and the related expiration dates are as follows:

	December 31,
	2008	2009	2010	Total

EquitiesPlus	$—	$58,719	$76,310	$135,029
Focus 5	—	—	28,257	28,257
Global Real Estate	—	101,785	167,477	269,262
Janus Contrarian	—	—	5,572	5,572
JPMorgan Value Opportunities	5,037	65,944	33,938	104,919
Marsico International Opportunities	52,454	122,572	167,431	342,457
MFS Utilities	19,373	—	—	19,373
Pioneer Equity Income	—	—	69,517	69,517
VP Index Plus International Equity	26,725	171,979	374,145	572,849

NOTE 6 — DISTRIBUTION AND SERVICE FEE

The Trust has entered into a Shareholder Service Plan (the ”Plan”) for the Class S and Class S2 shares of each Portfolio of the Trust. The Agreement compensates IFD for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S and Class S2 shares. Under the Plan, each Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S and Class S2. Each Portfolio has entered into a Rule 12b-1 Distribution Plan (the ”Class S2 Plan”) with DSL or ING Investments on behalf of the Class S2 shares of the Portfolio. The Class S2 Plan provides that the Class S2 shares shall pay a 12b-1 distribution fee for distribution services, including payments to IFD at an annual rate of 0.25% of the average daily net assets. IFD has contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to Class S2 of the Portfolios, so that the actual fee paid by Class S2 shares of a Portfolio is an annual rate of 0.15%.

Class ADV has a Rule 12b-1 Service and Distribution Plan. Class ADV shares pay a service fee of 0.25% and a distribution fee of 0.50% of each Portfolio’s average daily net assets attributable to Class ADV shares. IFD has contractually agreed to waive a portion of its fee equal to 0.15% of each Portfolio’s average daily net assets attributable to Class ADV shares so that the actual fee paid by Class ADV shares of a Portfolio is an annual rate of 0.35%.

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

The Registrant has adopted a Retirement Policy covering all independent trustees of the Portfolio who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this policy are based on an annual rate as defined in the policy.

At December 31, 2007, the following ING Portfolios or indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Portfolios in separate accounts or seed money:

ING Life Insurance and Annuity Company	Evergreen Omega (6.49%) Focus 5 (9.54%)
Global Resources (14.09%)
JPMorgan Emerging Markets Equity (9.43%)
JPMorgan Value Opportunity (9.78%)
Julius Baer Foreign (5.51%)
Marsico International Opportunities (7.33%)
MFS Total Return (12.07%)
MFS Utilities (8.33%)
Pioneer Equity Income (98.16%)
Pioneer Fund (28.27%)
Pioneer Mid Cap Value (9.98%)
Stock Index (23.54%)
VP Index Plus International Equity (12.88%)

ING USA Annuity and Life Insurance	Equities Plus (99.81%) Evergreen Health Sciences (91.59%)
Evergreen Omega (5.05%)
Focus 5 (90.04%)
Global Real Estate (49.69%)
Global Resources (78.54%)
Global Technology (98.27%)
International Growth Opportunities (99.38%)
Janus Contrarian (97.64%)
JPMorgan Emerging Markets Equity (68.15%)
JPMorgan Small Cap Core Equity (68.16%)
JPMorgan Value Opportunity (12.45%)
Julius Baer Foreign (40.81%)
Legg Mason Value (39.72%)
Limited Maturity Bond (25.26%)
Liquid Assets (79.12%)
Marsico Growth (80.56%)
Marsico International Opportunities (51.19%)
MFS Total Return (82.20%)
MFS Utilities (84.28%)
Oppenheimer Main Street (95.54%)
PIMCO Core Bond (52.03%)
PIMCO High Yield (87.88%)
Pioneer Fund (66.25%)
Pioneer Mid Cap Value (64.08%)
VP Index Plus International Equity (5.29%)

ING National Trust	Stock Index (6.19%)

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

Reliastar Life Insurance Company	Evergreen Omega (66.85%) JPMorgan Small Cap Core Equity (16.66%)
JPMorgan Value Opportunity (14.99%)
Marsico International Opportunities (15.23%)
Stock Index (24.29%)

Security Life Insurance Company	Evergreen Omega (20.12%) JPMorgan Small Cap Core Equity (7.76%)
Liquid Assets (5.97%)
Stock Index (44.58%)
VP Index Plus International Equity (5.87%)

ING LifeStyle Aggressive Growth	Disciplined Small Cap Value (19.99%) Global Real Estate (7.10%)
JPMorgan Value Opportunity (11.61%)
Julius Baer Foreign (7.83%)
Legg Mason Value (8.24%)
VP Index Plus International Equity (10.30%)

ING LifeStyle Growth Portfolio	Disciplined Small Cap Value (57.66%) Global Real Estate (13.67%)
JPMorgan Emerging Markets Equity (5.82%)
JPMorgan Value Opportunity (22.33%)
Julius Baer Foreign (17.91%)
Legg Mason Value (20.28%)
Limited Maturity Bond (16.52%)
PIMCO Core Bond (14.63%)
Pioneer Mid Cap Value (11.80%)
VP Index Plus International Equity (24.62%)

ING LifeStyle Moderate Growth Portfolio	Disciplined Small Cap Value (15.53%) Global Real Estate (10.43%)
JPMorgan Value Opportunity (17.04%)
Julius Baer Foreign (12.41%)
Legg Mason Value (12.28%)
Limited Maturity Bond (16.47%)
PIMCO Core Bond (22.33%)
Pioneer Mid Cap Value (6.00%)
VP Index Plus International Equity (11.02%)

ING LifeStyle Moderate Portfolio	Disciplined Small Cap Value (6.83%) JPMorgan Value Opportunity (7.49%)
Limited Maturity Bond (14.78%)
PIMCO Core Bond (10.52%)

ING Solution 2015 Portfolio	Limited Maturity Bond (5.61%)

ING Solution 2025 Portfolio	Global Real Estate (5.86%) Limited Maturity Bond (8.27%)
VP Index Plus International Equity (6.56%)

ING Solution 2035 Portfolio	VP Index Plus International Equity (6.92%)

At December 31, 2007, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities:

			Accrued
	Accrued		Shareholder
	Investment	Accrued	Service and
	Management/Unified	Administrative Fees	Distribution Fees	Total

Disciplined Small Cap Value	$94,589	$17,198	$—	$111,787
EquitiesPlus	26,641	9,069	22,677	58,387
Evergreen Health Sciences	142,584	—	46,488	189,072
Evergreen Omega	101,925	—	2,342	104,267
Focus 5	27,033	8,448	21,120	56,601
Global Real Estate	194,179	24,370	32,717	251,266
Global Resources	590,398	—	229,832	820,230
Global Technology	146,612	—	30,376	176,988
International Growth Opportunities	144,578	—	37,548	182,126
Janus Contrarian	512,669	—	181,162	693,831
JPMorgan Emerging Markets Equity	1,508,614	—	224,201	1,732,815
JPMorgan Small Cap Core Equity	297,571	—	71,366	368,937
JPMorgan Value Opportunities	122,834	30,708	11,803	165,345
Julius Baer Foreign	1,781,492	—	259,895	2,041,387
Legg Mason Value	596,140	—	94,007	690,147
Limited Maturity Bond	164,401	—	53,854	218,255
Liquid Assets	309,362	—	257,781	567,143
Marsico Growth	651,473	—	195,243	846,716
Marsico International Opportunities	258,792	47,924	84,326	391,042
MFS Total Return	834,121	—	291,043	1,125,164
MFS Utilities	297,023	49,503	122,079	468,605
Oppenheimer Main Street	267,308	—	103,640	370,948
PIMCO Core Bond	909,287	—	215,795	1,125,082
PIMCO High Yield	274,749	—	130,770	405,519
Pioneer Equity Income	93,102	14,323	1	107,426
Pioneer Fund	83,900	—	20,089	103,989
Pioneer Mid Cap Value	553,587	—	140,532	694,119
Stock Index	104,264	—	1,769	106,033
VP Index Plus International Equity	302,295	67,176	25,467	394,938

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

The following Portfolios placed a portion of their portfolio transactions with brokerage firms which are affiliates of the Investment Advisers. The commissions paid to these affiliated firms were:

	Affiliated	Commissions
	Brokers	Received

Janus Contrarian	ING Baring, LLC	$17,869
Julius Baer Foreign	ING Baring, LLC	65,841
	ING Securities	108,998
Marsico International Opportunities	ING Baring, LLC	4,568
MFS Utilities	ING Baring, LLC	4,630

NOTE 8 — OPTIONS WRITTEN

Transactions in options written for Janus Contrarian for the year ended December 31, 2007 were as follows:

	Number of
	Contracts	Premium

Balance at 12/31/06	—	$—
Options Written	95	16,150
Options Exercised	(38)	(10,336)

Balance at 12/31/07	57	$5,814

Transactions in options written for Limited Maturity Bond for the year ended December 31, 2007 were as follows:

	Number of
	Contracts	Premium

Balance at 12/31/06	—	$—
Options Written	904	178,540
Options Terminated in Closing Purchase Transactions	(904)	(178,540)

Balance at 12/31/07	—	$—

Transactions in options written for PIMCO Core Bond for the year ended December 31, 2007 were as follows:

	Notional	Notional	Notional
	(USD)	(EUR)	(GBP)	Premium

Balance at 12/31/06	590,200,000	56,700,000	41,800,000	$6,683,856
Options Written	838,700,000	—	—	8,937,818
Options Terminated in Closing Purchase Transactions	(635,200,000)	—	—	(5,897,487)
Options Expired	(209,100,000)	(56,700,000)	(41,800,000)	(2,756,378)
Options Exercised	(29,700,000)	—	—	(230,870)

Balance at 12/31/07	554,900,000	—	—	$6,736,939

			Number of
			Contracts	Premium

Balance at 12/31/06			1,783	$655,820
Options Written			5,777	2,188,147
Options Terminated in Closing Purchase Transactions			(858)	(316,054)
Options Expired			(3,050)	(1,114,769)
Options Exercised			(2,913)	(917,042)

Balance at 12/31/07			739	$496,102

12/31/07 Balance of Premiums Received for Options Written:				$7,233,041

Transactions in options written for PIMCO High Yield for the year ended December 31, 2007 were as follows:

	USD Notional	Premium

Balance at 12/31/06	—	$—
Options Written	315,800,000	8,202,045

Balance at 12/31/07	315,800,000	$8,202,045

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 9 — CAPITAL SHARES TRANSACTIONS

Transactions in capital shares and dollars were as follows:

	Class I
		April 28,
	Year Ended	2006(1) to
	December 31,	December 31,
	2007	2006

Disciplined Small Cap Value (Number of Shares)
Shares sold	16,796,969	5,827,848
Dividends reinvested	124,308	—
Shares redeemed	(2,001,116)	(226,260)

Net increase in shares outstanding	14,920,161	5,601,588

Disciplined Small Cap Value ($)
Shares sold	$180,583,198	$58,325,452
Dividends reinvested	1,429,538	—
Shares redeemed	(19,972,944)	(2,348,481)

Net increase	$162,039,792	$55,976,971

	Class ADV		Class I
		December 29,		December 29,
	Year Ended	2006(1) to	Year Ended	2006(1) to
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

EquitiesPlus (Number of Shares)
Shares sold	2	92	2	92

Net increase in shares outstanding	2	92	2	92

EquitiesPlus ($)
Shares sold	$11	$1,000	$11	$1,000

Net increase	$11	$1,000	$11	$1,000

	Class S		Class S2
		April 28,		June 1,
	Year Ended	2006(1) to	Year Ended	2006(1) to
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

EquitiesPlus (Number of Shares)
Shares sold	153,383	14,193,637	1	3,071
Dividends reinvested	957,935	—	274	—
Shares redeemed	(2,771,134)	(2,250,778)	(62)	(34)

Net increase (decrease) in shares outstanding	(1,659,816)	11,942,859	213	3,037

EquitiesPlus ($)
Shares sold	$1,594,889	$141,976,316	$9	$30,000
Dividends reinvested	10,297,798	—	2,945	—
Shares redeemed	(30,101,088)	(22,735,773)	(674)	(349)

Net increase (decrease)	$(18,208,401)	$119,240,543	$2,280	$29,651

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 9 — CAPITAL SHARES TRANSACTIONS (continued)

	Class ADV		Class I
		December 29,		April 28,
	Year Ended	2006(1) to	Year Ended	2006(1) to
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Evergreen Health Sciences (Number of Shares)
Shares sold	1	84	216,855	430,525
Dividends reinvested	—	—	15,085	109
Shares redeemed	—	(2)	(175,855)	(105,801)

Net increase in shares outstanding	1	82	56,085	324,833

Evergreen Health Sciences ($)
Shares sold	$10	$1,011	$2,741,215	$4,877,232
Dividends reinvested	—	—	186,294	1,210
Shares redeemed	—	(23)	(2,205,380)	(1,198,491)

Net increase	$10	$988	$722,129	$3,679,951

	Class S		Class S2
				December 29,
	Year Ended	Year Ended	Year Ended	2006(1) to
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Evergreen Health Sciences (Number of Shares)
Shares sold	3,009,220	4,134,900	—	83
Dividends reinvested	633,206	6,672	—	—
Shares redeemed	(2,984,554)	(3,117,664)	—	(1)

Net increase in shares outstanding	657,872	1,023,908	—	82

Evergreen Health Sciences ($)
Shares sold	$37,878,120	$46,925,435	$—	$1,000
Dividends reinvested	7,813,763	73,987	—	—
Shares redeemed	(37,223,743)	(35,287,162)	—	(12)

Net increase	$8,468,140	$11,712,260	$—	$988

	Class ADV		Class I
		December 29,
	Year Ended	2006(1) to	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Evergreen Omega (Number of Shares)
Shares sold	2	87	867,842	297,281
Dividends reinvested	—	—	173,622	—
Shares redeemed	(1)	—	(2,942,782)	(2,847,588)

Net increase (decrease) in shares outstanding	1	87	(1,901,318)	(2,550,307)

Evergreen Omega ($)
Shares sold	$10	$1,000	$10,927,990	$3,292,927
Dividends reinvested	—	—	2,225,836	—
Shares redeemed	(12)	—	(36,984,126)	(31,592,955)

Net increase (decrease)	$(2)	$1,000	$(23,830,300)	$(28,300,028)

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 9 — CAPITAL SHARES TRANSACTIONS (continued)

	Class S		Class S2
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Evergreen Omega (Number of Shares)
Shares sold	98,589	619,128	12,005	36,914
Dividends reinvested	6,539	—	912	—
Shares redeemed	(344,130)	(440,416)	(26,283)	(9,321)

Net increase (decrease) in shares outstanding	(239,002)	178,712	(13,366)	27,593

Evergreen Omega ($)
Shares sold	$1,215,224	$6,970,753	$144,015	$408,011
Dividends reinvested	83,372	—	11,577	—
Shares redeemed	(4,132,590)	(4,988,980)	(319,310)	(102,746)

Net increase (decrease)	$(2,833,994)	$1,981,773	$(163,718)	$305,265

	Class ADV	Class I	Class S
	August 20,	August 20,	August 20,
	2007(1) to	2007(1) to	2007(1) to
	December 31,	December 31,	December 31,
	2007	2007	2007

Focus 5 (Number of Shares)
Shares sold	101	101	10,565,922
Dividends reinvested	—	—	42,805
Shares redeemed	—	—	(1,992)

Net increase in shares outstanding	101	101	10,606,735

Focus 5 ($)
Shares sold	$1,010	$1,010	$111,886,560
Dividends reinvested	—	—	449,449
Shares redeemed	—	—	(21,836)

Net increase	$1,010	$1,010	$112,314,173

	Class ADV		Class I
		April 28,		January 3,
	Year Ended	2006(1) to	Year Ended	2006(1) to
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Global Real Estate (Number of Shares)
Shares sold	159	92	9,250,381	4,300,174
Dividends reinvested	—	—	318,001	77,888
Shares redeemed	(158)	—	(1,194,936)	(1,046,170)

Net increase in shares outstanding	1	92	8,373,446	3,331,892

Global Real Estate ($)
Shares sold	$2,165	$891	$123,174,898	$47,087,611
Dividends reinvested	(1)	—	3,935,773	1,033,473
Shares redeemed	(2,150)	—	(16,187,687)	(12,909,350)

Net increase	$14	$891	$110,922,984	$35,211,734

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 9 — CAPITAL SHARES TRANSACTIONS (continued)

	Class S		Class S2
		January 3,		May 3,
	Year Ended	2006(1) to	Year Ended	2006(1) to
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Global Real Estate (Number of Shares)
Shares sold	9,284,872	8,742,287	147,436	135,571
Dividends reinvested	339,183	148,060	6,156	2,758
Shares redeemed	(3,020,867)	(2,906,357)	(62,178)	(3,980)

Net increase in shares outstanding	6,603,188	5,983,990	91,414	134,349

Global Real Estate ($)
Shares sold	$126,659,248	$100,319,386	$2,043,854	$1,644,122
Dividends reinvested	4,228,093	1,963,105	77,552	36,681
Shares redeemed	(40,646,873)	(32,306,552)	(825,463)	(52,503)

Net increase	$90,240,468	$69,975,939	$1,295,943	$1,628,300

	Class ADV		Class I
		December 18,
	Year Ended	2006(1) to	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Global Resources (Number of Shares)
Shares sold	80,553	8,376	768,727	680,631
Dividends reinvested	1,922	—	117,916	108,679
Shares redeemed	(18,360)	—	(444,997)	(309,952)

Net increase in shares outstanding	64,115	8,376	441,646	479,358

Global Resources ($)
Shares sold	$1,897,353	$182,487	$18,217,858	$15,298,736
Dividends reinvested	44,658	—	2,776,914	2,275,736
Shares redeemed	(430,393)	—	(10,396,376)	(6,217,837)

Net increase	$1,511,618	$182,487	$10,598,396	$11,356,635

	Class S		Class S2
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Global Resources (Number of Shares)
Shares sold	10,857,229	7,274,624	185,901	300,667
Shares issued from merger	5,740,059	—	—	—
Dividends reinvested	3,381,647	2,899,012	157,151	174,593
Shares redeemed	(5,123,957)	(4,002,867)	(229,722)	(117,617)

Net increase in shares outstanding	14,854,978	6,170,769	113,330	357,643

Global Resources ($)
Shares sold	$266,102,497	$161,188,471	$4,187,767	$6,697,369
Shares issued from merger	118,165,700	—	—	—
Dividends reinvested	79,231,979	60,502,377	3,658,472	3,628,050
Shares redeemed	(116,600,634)	(82,728,567)	(5,230,364)	(2,467,761)

Net increase	$346,899,542	$138,962,281	$2,615,875	$7,857,658

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 9 — CAPITAL SHARES TRANSACTIONS (continued)

	Class ADV		Class I
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Global Technology (Number of Shares)
Shares sold	3	142	1	129
Shares redeemed	(145)	—	(130)	—

Net increase (decrease)	(142)	142	(129)	129

Global Technology ($)
Shares sold	$10	$1,000	$10	$1,012
Shares redeemed	(1,112)	—	(1,008)	—

Net increase (decrease)	$(1,102)	$1,000	$(998)	$1,012

	Class S		Class S2
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Global Technology (Number of Shares)
Shares sold	9,544,568	3,453,847	133,882	207,325
Dividends reinvested	133,748	1,087,308	11,268	103,091
Shares redeemed	(3,879,144)	(3,293,670)	(156,559)	(139,704)

Net increase (decrease) in shares outstanding	5,799,172	1,247,485	(11,409)	170,712

Global Technology ($)
Shares sold	$72,490,261	$23,966,360	$1,010,511	$1,547,125
Dividends reinvested	1,021,833	6,991,390	85,521	659,877
Shares redeemed	(28,145,918)	(23,352,448)	(1,132,306)	(966,904)

Net increase (decrease)	$45,366,176	$7,605,302	$(36,274)	$1,240,098

	Class ADV		Class I
		December 29,		April 28,
	Year Ended	2006(1) to	Year Ended	2006(1) to
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

International Growth Opportunities (Number of Shares)
Shares sold	2	93	1	85
Dividends reinvested	1	—	—	—

Net increase in shares outstanding	3	93	1	85

International Growth Opportunities ($)
Shares sold	$10	$1,000	$10	$1,017
Dividends reinvested	5	—	3	—

Net increase	$15	$1,000	$13	$1,017

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 9 — CAPITAL SHARES TRANSACTIONS (continued)

	Class S		Class S2
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

International Growth Opportunities (Number of Shares)
Shares sold	9,458	23,231	1,313	7,306
Dividends reinvested	3,223,959	2,790,431	208,321	165,192
Shares redeemed	(4,099,974)	(3,878,874)	(136,525)	(164,323)

Net increase (decrease) in shares outstanding	(866,557)	(1,065,212)	73,109	8,175

International Growth Opportunities ($)
Shares sold	$95,059	$260,414	$14,441	$85,767
Dividends reinvested	31,884,959	26,453,281	2,051,962	1,566,024
Shares redeemed	(43,390,795)	(40,967,424)	(1,450,623)	(1,708,017)

Net increase (decrease)	$(11,410,777)	$(14,253,729)	$615,780	$(56,226)

	Class ADV		Class I
		December 29,		April 28,
	Year Ended	2006(1) to	Year Ended	2006(1) to
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Janus Contrarian (Number of Shares)
Shares sold	2	67	1	74
Shares issued from merger	61	—	60	—
Shares redeemed	—	—	—	(1)

Net increase in shares outstanding	63	67	61	73

Janus Contrarian ($)
Shares sold	$10	$1,000	$10	$1,032
Shares issued from merger	1,031	—	1,032	—
Dividends reinvested	1	—	1	—
Shares redeemed	—	—	—	(14)

Net increase	$1,042	$1,000	$1,043	$1,018

	Class S		Class S2
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Janus Contrarian (Number of Shares)
Shares sold	15,035,778	4,718,162	339,658	203,064
Shares issued from merger	22,115,384	—	1,590,417	—
Dividends reinvested	691,176	421,850	39,531	19,249
Shares redeemed	(2,214,799)	(1,450,970)	(215,986)	(30,448)

Net increase in shares outstanding	35,627,539	3,689,042	1,753,620	191,865

Janus Contrarian ($)
Shares sold	$252,045,100	$63,816,624	$5,555,516	$2,759,843
Shares issued from merger	377,472,570	—	26,982,566	—
Dividends reinvested	11,881,313	5,382,805	675,196	244,461
Shares redeemed	(36,792,604)	(19,096,420)	(3,620,073)	(401,447)

Net increase	$604,606,379	$50,103,009	$29,593,205	$2,602,857

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 9 — CAPITAL SHARES TRANSACTIONS (continued)

	Class ADV		Class I
		March 23,
	Year Ended	2006(1) to	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

JPMorgan Emerging Markets Equity (Number of Shares)
Shares sold	215,086	22,821	6,111,915	9,458,042
Dividends reinvested	1,412	20	166,522	148,594
Shares redeemed	(48,018)	(666)	(3,723,368)	(2,044,845)

Net increase in shares outstanding	168,480	22,175	2,555,069	7,561,791

JPMorgan Emerging Markets Equity ($)
Shares sold	$4,899,159	$404,631	$139,389,379	$160,609,411
Dividends reinvested	31,742	309	3,790,044	2,368,589
Shares redeemed	(1,112,113)	(12,428)	(88,319,547)	(33,944,486)

Net increase	$3,818,788	$392,512	$54,859,876	$129,033,514

	Class S		Class S2
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

JPMorgan Emerging Markets Equity (Number of Shares)
Shares sold	12,429,379	12,775,614	185,533	580,905
Dividends reinvested	369,692	448,992	20,606	29,293
Shares redeemed	(4,850,822)	(9,785,003)	(221,261)	(152,921)

Net increase (decrease) in shares outstanding	7,948,249	3,439,603	(15,122)	457,277

JPMorgan Emerging Markets Equity ($)
Shares sold	$291,954,103	$213,583,612	$4,256,539	$9,504,100
Dividends reinvested	8,406,787	7,156,933	465,490	464,002
Shares redeemed	(102,499,039)	(159,548,855)	(4,959,331)	(2,422,298)

Net increase (decrease)	$197,861,851	$61,191,690	$(237,302)	$7,545,804

	Class ADV		Class I
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

JPMorgan Small Cap Core Equity (Number of Shares)
Shares sold	108,336	110,898	1,350,683	3,772,936
Dividends reinvested	10,703	1,818	462,212	258,044
Shares redeemed	(58,810)	(34,062)	(2,236,517)	(2,365,729)

Net increase (decrease) in shares outstanding	60,229	78,654	(423,622)	1,665,251

JPMorgan Small Cap Core Equity ($)
Shares sold	$1,557,109	$1,503,977	$19,267,103	$53,573,639
Dividends reinvested	158,088	23,831	6,951,674	3,429,411
Shares redeemed	(858,110)	(458,569)	(32,618,166)	(31,711,293)

Net increase (decrease)	$857,087	$1,069,239	$(6,399,389)	$25,291,757

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 9 — CAPITAL SHARES TRANSACTIONS (continued)

	Class S		Class S2
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

JPMorgan Small Cap Core Equity (Number of Shares)
Shares sold	4,005,285	5,077,009	224,712	353,076
Dividends reinvested	967,076	403,561	201,796	96,072
Shares redeemed	(3,515,553)	(2,433,360)	(383,517)	(270,400)

Net increase in shares outstanding	1,456,808	3,047,210	42,991	178,748

JPMorgan Small Cap Core Equity ($)
Shares sold	$58,191,364	$69,384,199	$3,223,894	$4,743,984
Dividends reinvested	14,457,787	5,335,072	2,994,650	1,261,419
Shares redeemed	(50,890,171)	(32,701,600)	(5,480,124)	(3,631,289)

Net increase	$21,758,980	$42,017,671	$738,420	$2,374,114

	Class ADV		Class I
		May 30,
	Year Ended	2006(1) to	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

JPMorgan Value Opportunities (Number of Shares)
Shares sold	510	726	7,200,362	13,543,773
Dividends reinvested	79	12	1,541,731	379,522
Shares redeemed	(5)	(3)	(3,832,254)	(3,285,273)

Net increase in shares outstanding	584	735	4,909,839	10,638,022

JPMorgan Value Opportunities ($)
Shares sold	$6,507	$8,290	$90,507,305	$155,902,480
Dividends reinvested	1,020	137	19,934,580	4,231,674
Shares redeemed	(59)	(25)	(49,077,141)	(37,623,235)

Net increase	$7,468	$8,402	$61,364,744	$122,510,919

	Class S		Class S2
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

JPMorgan Value Opportunities (Number of Shares)
Shares sold	1,589,282	4,559,520	48,626	60,409
Dividends reinvested	386,190	71,426	9,826	2,005
Shares redeemed	(3,873,389)	(14,197,277)	(50,419)	(7,560)

Net increase (decrease) in shares outstanding	(1,897,917)	(9,566,331)	8,033	54,854

JPMorgan Value Opportunities ($)
Shares sold	$20,376,589	$52,569,068	$611,209	$707,441
Dividends reinvested	4,997,297	797,114	126,360	22,275
Shares redeemed	(49,083,252)	(161,100,506)	(641,047)	(86,088)

Net increase (decrease)	$(23,709,366)	$(107,734,324)	$96,522	$643,628

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 9 — CAPITAL SHARES TRANSACTIONS (continued)

	Class ADV		Class I
		April 28,
	Year Ended	2006(1) to	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Julius Baer Foreign (Number of Shares)
Shares sold	357,974	29,709	27,317,850	55,594,070
Dividends reinvested	16,073	—	3,980,149	4,798
Shares redeemed	(45,215)	(2,357)	(14,201,376)	(5,376,958)

Net increase in shares outstanding	328,832	27,352	17,096,623	50,221,910

Julius Baer Foreign ($)
Shares sold	$6,546,226	$445,579	$487,005,755	$849,486,056
Dividends reinvested	286,734	—	71,762,080	69,906
Shares redeemed	(792,633)	(37,876)	(260,851,305)	(83,024,730)

Net increase	$6,040,327	$407,703	$297,916,530	$766,531,232

	Class S		Class S2
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Julius Baer Foreign (Number of Shares)
Shares sold	17,975,394	22,316,422	373,585	2,747,001
Dividends reinvested	3,342,923	4,180	296,309	538
Shares redeemed	(5,505,903)	(41,316,618)	(496,228)	(1,517,853)

Net increase (decrease) in shares outstanding	15,812,414	(18,996,016)	173,666	1,229,686

Julius Baer Foreign ($)
Shares sold	$322,431,331	$329,435,204	$6,606,076	$38,966,097
Dividends reinvested	60,038,891	60,734	5,309,849	7,801
Shares redeemed	(96,646,386)	(629,174,405)	(8,753,917)	(22,338,676)

Net increase (decrease)	$285,823,836	$(299,678,467)	$3,162,008	$16,635,222

	Class ADV		Class I
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Legg Mason Value (Number of Shares)
Shares sold	130,167	497,001	24,020,687	31,607,233
Dividends reinvested	7,725	2,145	491,630	85,949
Shares redeemed	(204,034)	(86,521)	(7,102,666)	(2,871,354)

Net increase (decrease) in shares outstanding	(66,142)	412,625	17,409,651	28,821,828

Legg Mason Value ($)
Shares sold	$1,457,171	$5,132,293	$273,940,491	$328,865,235
Dividends reinvested	90,612	21,642	5,840,561	873,240
Shares redeemed	(2,269,648)	(900,509)	(80,921,657)	(29,956,364)

Net increase (decrease)	$(721,865)	$4,253,426	$198,859,395	$299,782,111

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 9 — CAPITAL SHARES TRANSACTIONS (continued)

	Class S		Class S2
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Legg Mason Value (Number of Shares)
Shares sold	4,122,600	8,579,890	91,756	395,399
Dividends reinvested	444,023	141,759	29,959	9,435
Shares redeemed	(8,001,227)	(20,073,147)	(352,765)	(293,177)

Net increase (decrease) in shares outstanding	(3,434,604)	(11,351,498)	(231,050)	111,657

Legg Mason Value ($)
Shares sold	$46,303,478	$90,480,291	$1,011,561	$4,130,665
Dividends reinvested	5,248,354	1,436,016	352,315	95,195
Shares redeemed	(91,123,761)	(210,571,321)	(4,000,622)	(3,049,541)

Net increase (decrease)	$(39,571,929)	$(118,655,014)	$(2,636,746)	$1,176,319

	Class ADV		Class I
		April 28,
	Year Ended	2006(1) to	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Limited Maturity Bond (Number of Shares)
Shares sold	1	94	44,379,309	11,179,062
Dividends reinvested	—	—	865,878	42,674
Shares redeemed	—	—	(12,377,099)	(423,370)

Net increase in shares outstanding	1	94	32,868,088	10,798,366

Limited Maturity Bond ($)
Shares sold	$10	$1,016	$483,413,750	$118,624,139
Dividends reinvested	—	—	9,264,897	444,234
Shares redeemed	—	—	(134,740,194)	(4,526,417)

Net increase	$10	$1,016	$357,938,453	$114,541,956

	Class S		Class S2
				April 28,
	Year Ended	Year Ended	Year Ended	2006(1) to
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Limited Maturity Bond (Number of Shares)
Shares sold	634,278	6,205,281	1	94
Dividends reinvested	507,632	1,102,476	—	—
Shares redeemed	(6,063,287)	(7,793,613)	—	—

Net increase (decrease) in shares outstanding	(4,921,377)	(485,856)	1	94

Limited Maturity Bond ($)
Shares sold	$6,905,524	$66,916,406	$10	$1,019
Dividends reinvested	5,446,896	11,509,849	—	—
Shares redeemed	(66,007,257)	(83,395,043)	—	—

Net increase (decrease)	$(53,654,837)	$(4,968,788)	$10	$1,019

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 9 — CAPITAL SHARES TRANSACTIONS (continued)

	Class I		Class S
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Liquid Assets (Number of Shares)
Shares sold	309,895,643	158,263,594	1,014,424,974	740,531,269
Shares issued from merger	—	5,717,815	—	—
Dividends reinvested	11,700,743	8,809,042	47,273,083	36,494,448
Shares redeemed	(342,079,705)	(102,290,689)	(692,496,517)	(686,645,355)

Net increase (decrease) in shares outstanding	(20,483,319)	70,499,762	369,201,540	90,380,362

Liquid Assets ($)
Shares sold	$309,895,644	$158,263,176	$1,014,424,972	$740,531,269
Shares issued from merger	—	5,717,815	—	—
Dividends reinvested	11,700,743	8,809,042	47,273,083	36,494,449
Shares redeemed	(342,079,705)	(102,290,689)	(692,496,517)	(686,645,355)

Net increase (decrease)	$(20,483,318)	$70,499,344	$369,201,538	$90,380,363

	Class S2
	Year Ended	Year Ended
	December 31,	December 31,
	2007	2006

Liquid Assets (Number of Shares)
Shares sold	61,710,240	29,609,691
Dividends reinvested	1,541,643	784,382
Shares redeemed	(28,458,084)	(22,714,320)

Net increase in shares outstanding	34,793,799	7,679,753

Liquid Assets ($)
Shares sold	$61,710,240	$29,609,691
Dividends reinvested	1,541,643	784,382
Shares redeemed	(28,458,084)	(22,714,320)

Net increase	$34,793,799	$7,679,753

	Class ADV		Class I
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Marsico Growth (Number of Shares)
Shares sold	255,623	369,868	5,451,627	4,090,619
Dividends reinvested	—	—	940	—
Shares redeemed	(165,356)	(87,188)	(2,392,516)	(239,843)

Net increase in shares outstanding	90,267	282,680	3,060,051	3,850,776

Marsico Growth ($)
Shares sold	$4,515,092	$5,785,022	$100,740,358	$63,422,954
Dividends reinvested	—	—	16,867	—
Shares redeemed	(2,925,213)	(1,364,671)	(43,135,646)	(3,795,446)

Net increase	$1,589,879	$4,420,351	$57,621,579	$59,627,508

	Class S		Class S2
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Marsico Growth (Number of Shares)
Shares sold	3,924,061	1,420,466	89,692	221,722
Shares redeemed	(8,190,554)	(9,243,120)	(185,605)	(150,701)

Net increase (decrease) in shares outstanding	(4,266,493)	(7,822,654)	(95,913)	71,021

Marsico Growth ($)
Shares sold	$71,743,779	$22,413,440	$1,560,327	$3,508,336
Shares redeemed	(144,158,129)	(145,987,372)	(3,276,736)	(2,331,983)

Net increase (decrease)	$(72,414,350)	$(123,573,932)	$(1,716,409)	$1,176,353

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 9 — CAPITAL SHARES TRANSACTIONS (continued)

	Class ADV		Class I
		January 20,
	Year Ended	2006(1) to	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Marsico International Opportunities (Number of Shares)
Shares sold	183,848	1,467,359	4,740,512	7,251,158
Dividends reinvested	76,008	4,731	773,776	24,920
Shares redeemed	(485,864)	(322,011)	(2,538,920)	(1,880,962)

Net increase (decrease) in shares outstanding	(226,008)	1,150,079	2,975,368	5,395,116

Marsico International Opportunities ($)
Shares sold	$2,964,647	$18,868,713	$77,652,066	$100,442,712
Dividends reinvested	1,171,279	62,831	11,978,060	332,183
Shares redeemed	(7,740,934)	(4,351,561)	(40,378,351)	(25,414,087)

Net increase (decrease)	$(3,605,008)	$14,579,983	$49,251,775	$75,360,808

	Class S		Class S2
				December 29,
	Year Ended	Year Ended	Year Ended	2006(1) to
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Marsico International Opportunities (Number of Shares)
Shares sold	9,031,180	7,607,197	1	65
Dividends reinvested	1,217,563	43,218	1	—
Shares redeemed	(3,533,507)	(5,249,154)	—	—

Net increase in shares outstanding	6,715,236	2,401,261	2	65

Marsico International Opportunities ($)
Shares sold	$147,181,212	$102,060,279	$10	$1,000
Dividends reinvested	18,786,990	574,806	2	—
Shares redeemed	(56,637,965)	(70,708,609)	—	—

Net increase	$109,330,237	$31,926,476	$12	$1,000

	Class ADV		Class I
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

MFS Total Return (Number of Shares)
Shares sold	75,183	55,708	4,758,758	321,808
Dividends reinvested	26,428	23,593	606,807	661,382
Shares redeemed	(86,617)	(60,573)	(2,376,569)	(2,452,917)

Net increase (decrease) in shares outstanding	14,994	18,728	2,988,996	(1,469,727)

MFS Total Return ($)
Shares sold	$1,397,483	$1,008,123	$86,141,285	$5,894,959
Dividends reinvested	487,852	405,808	11,335,147	11,494,812
Shares redeemed	(1,618,900)	(1,104,574)	(44,978,770)	(44,918,364)

Net increase (decrease)	$266,435	$309,357	$52,497,662	$(27,528,593)

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 9 — CAPITAL SHARES TRANSACTIONS (continued)

	Class S		Class S2
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

MFS Total Return (Number of Shares)
Shares sold	1,833,065	1,308,121	204,023	343,363
Dividends reinvested	5,794,224	5,483,393	242,212	198,888
Shares redeemed	(11,942,501)	(13,438,587)	(512,837)	(378,715)

Net increase (decrease) in shares outstanding	(4,315,212)	(6,647,073)	(66,602)	163,536

MFS Total Return ($)
Shares sold	$34,899,088	$23,895,870	$3,873,065	$6,251,924
Dividends reinvested	108,178,157	95,246,529	4,490,605	3,432,810
Shares redeemed	(227,413,520)	(246,341,949)	(9,503,821)	(6,940,727)

Net increase (decrease)	$(84,336,275)	$(127,199,550)	$(1,140,151)	$2,744,007

	Class ADV		Class I
		July 18,
	Year Ended	2006(1) to	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

MFS Utilities (Number of Shares)
Shares sold	71,130	6,010	168,575	155,678
Dividends reinvested	1,624	—	21,946	3,072
Shares redeemed	(23,023)	(107)	(190,579)	(145,007)

Net increase (decrease) in shares outstanding	49,731	5,903	(58)	13,743

MFS Utilities ($)
Shares sold	$1,180,185	$77,763	$2,791,595	$1,953,268
Dividends reinvested	27,230	—	370,663	37,507
Shares redeemed	(381,637)	(1,381)	(3,114,967)	(1,768,766)

Net increase	$825,778	$76,382	$47,291	$222,009

			Class S2
	Class S			December 29,
	Year Ended	Year Ended	Year Ended	2006(1) to
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

MFS Utilities (Number of Shares)
Shares sold	16,486,548	8,867,656	1	69
Dividends reinvested	1,091,883	94,495	—	—
Shares redeemed	(5,695,750)	(2,980,995)	(1)	—

Net increase in shares outstanding	11,882,681	5,981,156	—	69

MFS Utilities ($)
Shares sold	$277,218,407	$113,565,940	$10	$1,000
Dividends reinvested	18,376,388	1,150,949	—	—
Shares redeemed	(94,264,474)	(35,965,990)	(10)	—

Net increase	$201,330,321	$78,750,899	$—	$1,000

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 9 — CAPITAL SHARES TRANSACTIONS (continued)

	Class ADV		Class I
		April 28,
	Year Ended	2006(1) to	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Oppenheimer Main Street (Number of Shares)
Shares sold	1	56	130,346	231,874
Dividends reinvested	—	—	3,185	3,213
Shares redeemed	—	—	(131,354)	(96,331)

Net increase in shares outstanding	1	56	2,177	138,756

Oppenheimer Main Street ($)
Shares sold	$10	$1,023	$2,680,885	$4,261,311
Dividends reinvested	—	—	67,482	57,479
Shares redeemed	—	—	(2,696,905)	(1,753,704)

Net increase	$10	$1,023	$51,462	$2,565,086

	Class S		Class S2
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Oppenheimer Main Street (Number of Shares)
Shares sold	1,254,329	849,217	10,390	28,562
Dividends reinvested	239,210	321,128	2,232	2,825
Shares redeemed	(5,711,022)	(5,857,222)	(35,309)	(20,423)

Net increase (decrease) in shares outstanding	(4,217,483)	(4,686,877)	(22,687)	10,964

Oppenheimer Main Street ($)
Shares sold	$26,365,111	$15,298,299	$213,660	$517,448
Dividends reinvested	5,076,037	5,754,622	47,145	50,432
Shares redeemed	(118,860,685)	(107,209,611)	(742,477)	(372,948)

Net increase (decrease)	$(87,419,537)	$(86,156,690)	$(481,672)	$194,932

	Class ADV		Class I
		April 28,		April 28,
	Year Ended	2006(1) to	Year Ended	2006(1) to
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

PIMCO Core Bond (Number of Shares)
Shares sold	1	96	30,932,090	74,240,289
Dividends reinvested	—	—	2,742,387	1,583,622
Shares redeemed	—	—	(25,328,342)	(2,693,285)

Net increase in shares outstanding	1	96	8,346,135	73,130,626

PIMCO Core Bond ($)
Shares sold	$11	$1,015	$340,704,607	$792,913,517
Dividends reinvested	—	—	28,987,031	16,374,647
Shares redeemed	—	—	(278,828,360)	(28,650,848)

Net increase	$11	$1,015	$90,863,278	$780,637,316

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 9 — CAPITAL SHARES TRANSACTIONS (continued)

	Class S		Class S2
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

PIMCO Core Bond (Number of Shares)
Shares sold	30,776,836	16,522,708	740,075	743,320
Dividends reinvested	2,145,857	1,501,824	137,118	93,092
Shares redeemed	(6,553,721)	(57,952,573)	(568,859)	(314,404)

Net increase (decrease) in shares outstanding	26,368,972	(39,928,041)	308,334	522,008

PIMCO Core Bond ($)
Shares sold	$342,589,086	$176,755,736	$8,158,088	$7,966,818
Dividends reinvested	22,767,538	15,573,910	1,447,969	961,641
Shares redeemed	(71,711,491)	(618,546,110)	(6,214,158)	(3,348,332)

Net increase (decrease)	$293,645,133	$(426,216,464)	$3,391,899	$5,580,127

	Class ADV		Class I
		May 22,
	Year Ended	2006(1) to	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

PIMCO High Yield (Number of Shares)
Shares sold	33,525	239	2,273,660	16,996,957
Dividends reinvested	823	7	347,745	701,812
Shares redeemed	(2,697)	(3)	(13,707,048)	(2,062,171)

Net increase (decrease) in shares outstanding	31,651	243	(11,085,643)	15,636,598

PIMCO High Yield ($)
Shares sold	$324,285	$2,362	$23,107,263	$173,192,683
Dividends reinvested	8,183	71	3,528,650	7,095,317
Shares redeemed	(26,569)	(26)	(141,326,033)	(20,920,766)

Net increase (decrease)	$305,899	$2,407	$(114,690,120)	$159,367,234

	Class S		Class S2
				December 29,
	Year Ended	Year Ended	Year Ended	2006(1) to
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

PIMCO High Yield (Number of Shares)
Shares sold	11,944,860	15,955,543	2	98
Dividends reinvested	4,758,349	5,086,988	—	—
Shares redeemed	(21,435,896)	(24,954,675)	—	(1)

Net increase (decrease) in shares outstanding	(4,732,687)	(3,912,144)	2	97

PIMCO High Yield ($)
Shares sold	$122,497,291	$162,497,538	$11	$1,000
Dividends reinvested	48,225,130	51,658,764	—	—
Shares redeemed	(215,022,789)	(254,471,485)	—	(10)

Net increase (decrease)	$(44,300,368)	$(40,315,183)	$11	$990

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 9 — CAPITAL SHARES TRANSACTIONS (continued)

	Class ADV	Class I	Class S
	May 11,	May 11,	May 11,
	2007(1) to	2007(1) to	2007(1) to
	December 31,	December 31,	December 31,
	2007	2007	2007

Pioneer Equity Income (Number of Shares)
Shares sold	103	18,641,570	102
Dividends reinvested	—	244,249	—
Shares redeemed	—	(822,180)	—

Net increase in shares outstanding	103	18,063,639	102

Pioneer Equity Income ($)
Shares sold	$1,030	$177,080,701	$1,020
Dividends reinvested	—	2,259,299	—
Shares redeemed	—	(7,879,680)	—

Net increase	$1,030	$171,460,320	$1,020

	Class ADV		Class I
		December 29,
	Year Ended	2006(1) to	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Pioneer Fund (Number of Shares)
Shares sold	1	78	1,252,771	392,157
Dividends reinvested	—	—	79,602	—
Shares redeemed	—	—	(653,966)	(514,911)

Net increase (decrease) in shares outstanding	1	78	678,407	(122,754)

Pioneer Fund ($)
Shares sold	$11	$1,000	$16,391,781	$4,849,121
Dividends reinvested	—	—	1,086,566	—
Shares redeemed	—	—	(8,820,823)	(6,104,111)

Net increase (decrease)	$11	$1,000	$8,657,524	$(1,254,990)

	Class S		Class S2
				December 29,
	Year Ended	Year Ended	Year Ended	2006(1) to
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Pioneer Fund (Number of Shares)
Shares sold	1,078,646	1,309,560	1	78
Dividends reinvested	232,792	—	—	—
Shares redeemed	(1,768,734)	(1,118,443)	—	—

Net increase (decrease) in shares outstanding	(457,296)	191,117	1	78

Pioneer Fund ($)
Shares sold	$14,508,937	$15,795,332	$11	$1,000
Dividends reinvested	3,170,635	—	—	—
Shares redeemed	(23,479,399)	(13,169,673)	—	—

Net increase (decrease)	$(5,799,827)	$2,625,659	$11	$1,000

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 9 — CAPITAL SHARES TRANSACTIONS (continued)

	Class ADV		Class I
		December 29,
	Year Ended	2006(1) to	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Pioneer Mid Cap Value (Number of Shares)
Shares sold	2	81	19,057,120	9,752,876
Dividends reinvested	—	—	973,692	51,898
Shares redeemed	—	—	(2,211,447)	(835,537)

Net increase in shares outstanding	2	81	17,819,365	8,969,237

Pioneer Mid Cap Value ($)
Shares sold	$12	$1,001	$248,958,706	$113,054,253
Dividends reinvested	—	—	13,037,733	578,145
Shares redeemed	—	—	(28,703,934)	(9,644,644)

Net increase	$12	$1,001	$233,292,505	$103,987,754

	Class S		Class S2
				December 29,
	Year Ended	Year Ended	Year Ended	2006(1) to
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Pioneer Mid Cap Value (Number of Shares)
Shares sold	4,809,867	4,325,436	2	81
Dividends reinvested	2,778,011	248,283	—	—
Shares redeemed	(5,704,079)	(14,239,081)	—	—

Net increase (decrease) in shares outstanding	1,883,799	(9,665,362)	2	81

Pioneer Mid Cap Value ($)
Shares sold	$63,586,021	$48,933,866	$12	$1,000
Dividends reinvested	37,086,445	2,758,419	—	—
Shares redeemed	(73,401,934)	(162,934,083)	—	—

Net increase (decrease)	$27,270,532	$(111,241,798)	$12	$1,000

	Class I		Class S	Class S2
			April 30,	August 1,
	Year Ended	Year Ended	2007(1) to	2007(1) to
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2007

Stock Index (Number of Shares)
Shares sold	9,214,705	4,400,778	433,187	176,710
Dividends reinvested	1,420,733	818,403	2,532	—
Shares redeemed	(5,020,907)	(7,690,529)	(20,578)	(21,080)

Net increase (decrease) in shares outstanding	5,614,531	(2,471,348)	415,141	155,630

Stock Index ($)
Shares sold	$121,154,196	$53,035,836	$5,730,299	$2,317,107
Dividends reinvested	18,853,133	9,411,631	33,545	—
Shares redeemed	(66,177,060)	(93,414,766)	(271,692)	(271,927)

Net increase (decrease)	$73,830,269	$(30,967,299)	$5,492,152	$2,045,180

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 9 — CAPITAL SHARES TRANSACTIONS (continued)

	Class ADV		Class I
		December 20,
	Year Ended	2006(1) to	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

VP Index Plus International Equity (Number of Shares)
Shares sold	1	76	25,752,006	22,315,968
Shares issued from merger	—	—	5,387,988	—
Dividends reinvested	—	—	118,978	672,155
Shares redeemed	—	(1)	(4,297,786)	(2,511,105)

Net increase in shares outstanding	1	75	26,961,186	20,477,018

VP Index Plus International Equity ($)
Shares sold	$10	$1,027	$359,192,660	$273,223,286
Shares issued from merger	—	—	77,444,916	—
Dividends reinvested	—	—	1,753,735	8,776,742
Shares redeemed	—	(32)	(62,206,504)	(30,600,343)

Net increase	$10	$995	$376,184,807	$251,399,685

	Class S		Class S2
				January 10,
	Year Ended	Year Ended	Year Ended	2006(1) to
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

VP Index Plus International Equity (Number of Shares)
Shares sold	3,747,200	19,403,740	29,708	58,278
Shares issued from merger	113,564	—	—	—
Dividends reinvested	27,456	267,378	209	1,300
Shares redeemed	(4,356,923)	(13,461,631)	(25,760)	(7,181)

Net increase (decrease) in shares outstanding	(468,703)	6,209,487	4,157	52,397

VP Index Plus International Equity ($)
Shares sold	$51,481,533	$230,826,828	$416,789	$701,658
Shares issued from merger	1,627,235	—	—	—
Dividends reinvested	403,871	3,484,091	3,078	17,016
Shares redeemed	(62,262,510)	(162,314,435)	(372,052)	(90,542)

Net increase (decrease)	$(8,749,871)	$71,996,484	$47,815	$628,132

(1) Commencement of operations.

NOTE 10 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Portfolios’ Board, the following securities have been deemed to be illiquid. Each Portfolio currently limits investment in illiquid securities to 15% (10% for Liquid Assets) of the Portfolio’s net assets, at market value, at time of purchase.

		Notional
		Principal/
		Principal	Initial	Cost/		Percent
		Amount/	Acquisition	Upfront		of Net
	Security	Shares	Date	Payments	Value	Assets

Evergreen Health Sciences	Sequenom, Inc.	124,409	10/11/07	$1,130,032	$1,188,106	0.5%

				$1,130,032	$1,188,106	0.5%

Global Resources	Cano Petroleum, Inc.	666,000	09/05/06	$4,155,473	$4,588,740	0.4%
	Silver Bear Resources, Inc. — PIPE	1,687,901	03/19/07	1,433,279	1,617,311	0.1
	Triangle Petroleum Corp.	151,600	02/26/07	300,025	212,240	0.0

				$5,888,777	$6,418,291	0.5%

Janus Contrarian	Ames Department Stores, Inc., 10.000%, due 04/15/06	25,000	10/04/00	$11,111	$—	0.0%

				$11,111	$—	0.0%

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 10 — ILLIQUID SECURITIES (continued)

		Notional
		Principal/
		Principal	Initial	Cost/		Percent
		Amount/	Acquisition	Upfront		of Net
	Security	Shares	Date	Payments	Value	Assets

Julius Baer Foreign	Open Investments	4,872	04/26/07	$1,434,111	$1,501,702	0.1%
	Silvinit BRD	10,938	05/10/07	3,854,473	7,109,700	0.3
	URSA Bank	1,221,344	04/11/07	2,868,547	2,320,554	0.1
	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys — REG S GDR)	115	11/21/07	997,571	1,305,461	0.1
	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys — REG S GDR)	115	11/21/07	613,384	835,084	0.0
	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys — REG S GDR)	115	11/21/07	568,031	686,010	0.0
	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys — REG S GDR)	115	11/21/07	1,231,699	1,512,289	0.1
	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys — REG S GDR)	115	11/21/07	670,334	849,050	0.0
	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys — REG S GDR)	115	11/21/07	3,044,789	3,673,299	0.2
	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys — REG S GDR)	115	11/21/07	462,538	540,808	0.0
	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys — REG S GDR)	115	11/21/07	118,042	149,303	0.0
	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys — REG S GDR)	115	11/21/07	805,098	936,964	0.1
	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys — REG S GDR)	115	11/21/07	178,824	217,119	0.0
	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys — REG S GDR)	115	11/21/07	139,921	195,635	0.0
	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys — REG S GDR)	115	11/21/07	340,727	407,634	0.0
	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys — REG S GDR)	115	11/21/07	213,378	258,074	0.0
	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys — REG S GDR)	115	11/21/07	187,207	209,074	0.0
	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys — REG S GDR)	115	11/21/07	339,535	392,277	0.0
	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys — REG S GDR)	115	11/21/07	45,032	106,715	0.0
	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys — REG S GDR)	115	11/21/07	191,713	221,059	0.0
	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys — REG S GDR)	115	11/21/07	132,420	169,050	0.0
	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys — REG S GDR)	115	11/21/07	29,196	36,863	0.0
	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys — REG S GDR)	115	11/21/07	1,478,380	1,836,188	0.1
	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys — REG S GDR)	115	11/21/07	208,997	312,936	0.0
	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys — REG S GDR)	115	11/21/07	1,681,569	1,995,710	0.1
	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys — REG S GDR)	115	11/21/07	363,979	431,940	0.0
	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys — REG S GDR)	115	11/21/07	—	—	0.0

				$22,199,495	$28,210,498	1.2%

Liquid Assets	Goldman Sachs Group, Inc., 5.268%, due 04/11/08	18,000,000	04/12/07	$18,000,000	$18,000,000	1.3%

				$18,000,000	$18,000,000	1.3%

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 10 — ILLIQUID SECURITIES (continued)

		Notional
		Principal/
		Principal	Initial	Cost/		Percent
		Amount/	Acquisition	Upfront		of Net
	Security	Shares	Date	Payments	Value	Assets

MFS Total Return	Atlas Copco AB, 5.600%, due 05/22/17	1,423,000	05/15/07	$1,421,146	$1,426,092	0.1%
	BAE Systems Holdings, Inc., 5.200%, due 08/15/15	1,754,000	07/20/05	1,718,692	1,705,816	0.1
	BlackRock Capital Finance LP, 7.750%, due 09/25/26	34,182	08/14/98	34,167	32,214	0.0
	Bayview Financial Revolving Mortgage Loan Trust, 5.600%, due 12/28/40	1,481,000	03/01/06	1,481,000	1,184,800	0.1
	Capmark Financial Group, Inc., 5.875%, due 05/10/12	1,601,000	05/03/07	1,595,177	1,268,440	0.1
	Cardinal Health, Inc., 6.300%, due 10/15/16	712,000	07/10/07	688,517	730,976	0.0
	Commonwealth Bank of Australia, 5.000%, due 11/06/12	2,190,000	10/30/07	2,179,773	2,237,381	0.1
	Covidien International Finance SA, 6.000%, due 10/15/17	530,000	10/17/07	529,613	549,422	0.1
	Covidien International Finance SA, 6.550%, due 10/15/37	320,000	10/17/07	318,592	333,441	0.0
	Crimmi Mae Commercial Mortgage Trust, 7.000%, due 06/02/33	139,173	08/14/98	137,224	138,826	0.0
	DBS Capital Funding Corp., 7.657%, due 03/31/49	1,238,000	07/23/02	1,335,031	1,323,808	0.1
	EDP Finance BV, 6.000%, due 02/02/18	1,640,000	10/26/07	1,641,895	1,602,528	0.1
	Enel Finance International SA, 6.250%, due 09/15/17	1,630,000	09/13/07	1,626,919	1,652,398	0.1
	Falcon Franchise Loan, LLC, 7.382%, due 05/05/10	36,478	09/08/04	37,651	36,841	0.0
	KKR Private Equity Investors LP	97,678	01/19/07	2,186,164	1,773,832	0.1
	Miller Brewing Co., 5.500%, due 08/15/13	2,409,000	08/06/03	2,452,095	2,443,957	0.2
	Mizuho Capital Investment 1 Ltd., 6.686%, due 01/25/49	1,731,000	03/21/06	1,730,764	1,622,137	0.1
	Morgan Stanley Capital I, 0.523%, due 11/15/30	31,641,620	04/04/02	1,233,747	268,058	0.0
	Natexis Ambs Co., LLC, 8.440%, due 12/29/49	398,000	10/16/01	428,227	406,151	0.0
	Nomura Asset Securities Corp., 9.779%, due 04/04/27	1,880,002	07/16/07	2,065,434	2,096,794	0.2
	Nordea Bank AB, 5.424%, due 04/20/55	846,000	04/12/05	851,464	765,992	0.1
	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.832%, due 09/30/16	925,000	09/20/06	924,911	941,566	0.1
	Royal Bank of Scotland Group PLC, 6.990%, due 10/05/17	590,000	09/26/07	590,000	589,253	0.1
	Spirit Master Funding, LLC, 5.050%, due 07/20/23	1,387,425	10/04/05	1,367,497	1,320,329	0.1
	System Energy Resources, Inc., 5.129%, due 01/15/14	668,486	04/16/04	667,354	685,519	0.0
	Tyco Electronics Group SA, 6.550%, due 10/01/17	1,182,000	09/20/07	1,189,827	1,217,953	0.1
	Unicredit Luxembourg Finance SA, 6.000%, due 10/31/17	1,280,000	10/24/07	1,279,053	1,269,676	0.1
	Unicredito Italiano Capital Trust II, 9.200%, due 10/01/49	1,619,000	02/07/01	1,730,693	1,765,409	0.1
	Weatherford International, Inc., 6.350%, due 06/15/17	419,000	06/14/07	418,948	433,869	0.0
	Woori Bank, 6.125%, due 05/03/16	2,157,000	05/04/06	2,154,386	2,169,716	0.1
	ZFS Finance USA Trust IV, 5.875%, due 05/09/32	517,000	05/03/07	516,702	483,771	0.0
	ZFS Finance USA Trust V, 6.500%, due 05/09/37	1,710,000	05/03/07	1,713,735	1,581,333	0.1

				$38,246,398	$36,058,298	2.4%

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 10 — ILLIQUID SECURITIES (continued)

		Notional
		Principal/
		Principal	Initial	Cost/		Percent
		Amount/	Acquisition	Upfront		of Net
	Security	Shares	Date	Payments	Value	Assets

MFS Utilities	AES Corp., 8.000%, due 10/15/17	2,675,000	10/09/07	$2,697,556	$2,748,563	0.5%
	Hrvatski Telekom Spon GDR	8,490	10/02/07	458,520	585,810	0.1
	TXU Corp., 8.396%, due 10/31/14	4,020,504	10/24/07	4,010,453	3,951,657	0.7
	Unified Energy System (Low Exercise Price Warrant, Issuer: Merrill Lynch International & Co.)	1,574,000	08/21/07	2,008,975	2,013,146	0.3

				$9,175,504	$9,299,176	1.6%

PIMCO Core Bond	Credit Default Swaps
	ABX.HE.A.06-1 Index, pay 0.540%	1,000,000	02/01/06	$(1,250)	$390,000	0.0%
	ABX.HE.A.06-1 Index, pay 0.540%	2,600,000	01/24/06	(3,250)	1,014,000	0.1
	Avebury Finance CDO PLC, Series 1A, Class C, 6.750%, 01/08/51, pay 2.300%	2,600,000	02/06/07	—	2,230,020	0.1
	Capital One Financial Corp. 8.750%, 02/01/07, pay 1.350%	100,000	10/15/03	—	973	0.0
	Dow Jones CDX NA.HY.7 Index, pay 3.250%	2,475,000	01/26/07	(86,825)	38,966	0.0
	Dow Jones CDX.NA.IG.7 Index 10-Year, pay 0.400%	30,800,000	11/09/06	(82,692)	502,925	0.0
	Federated Dept Stores, Inc. 6.625%, 04/01/11, pay 0.410%	300,000	10/15/03	—	586	0.0
	Furlong CDO, Series 2006-1A, Class A3, Floating Rate Bond 10/11/46, pay 2.580%	2,500,000	02/06/07	—	1,851,950	0.1
	Gannett Co., Inc. 6.375%, 04/01/12, pay 0.220%	400,000	09/24/03	—	116	0.0
	General Electric Capital Corp. 6.000%, 06/15/12, receive 0.620%	5,700,000	12/19/07	—	10,749	0.0
	Glitnir Banki HF Floating Rate Note, 01/18/12, pay 0.365%	2,000,000	01/12/07	—	123,588	0.0
	Ipswich Street CDO Ltd, Series 2006-1A, Class C, Floating Rate Bond 08/04/46, pay 1.950%	5,000,000	02/06/07	—	3,573,900	0.2
	iStar Financial Inc. 5.800% due 03/15/11, pay 0.365%	5,000,000	10/18/06	—	549,953	0.0
	iTraxx Europe HiVol Series 6, pay 0.850%	EUR 20,000,000	12/14/06	(227,314)	111,859	0.0
	iTraxx Europe HiVol Series 6, pay 0.850%	EUR 200,000	12/13/06	(1,435)	1,119	0.0
	iTraxx Europe HiVol Series 6, pay 0.850%	EUR 5,000,000	12/13/06	(37,708)	27,965	0.0
	Lennar Corp. 5.950%, 10/17/11, pay 0.660%	5,000,000	10/24/06	—	841,028	0.1
	Masco Corp. 5.875% 07/15/12, pay 0.300%	700,000	09/29/03	—	8,020	0.0
	Midori CDO LTD, Series 2006-1A, Class C, Floating Rate, 02/15/47, pay 2.310%	5,000,000	02/06/07	—	4,500,502	0.2
	RadioShack Corporation 7.375% 05/15/11, pay 0.350%	700,000	09/29/03	—	3,068	0.0
	Reynolds American Inc. 7.625%, 06/01/16, receive 1.280%	2,600,000	04/13/07	—	43,842	0.0
	Sealed Air Corp. 144A 5.625%, 07/15/13, pay 0.580%	2,200,000	10/25/06	—	23,068	0.0
	The Home Depot, Inc. 5.375%, 04/01/06, pay 0.120%	1,500,000	09/24/03	—	6,556	0.0
	Topanga CDO, Ltd. 2006-2A Floating Rate due 12/10/46, pay 2.030%	2,223,794	12/07/06	—	2,001,637	0.1
	Weyerhaeuser Co. 6.750%, 03/15/12, pay 0.960%	2,400,000	04/18/07	—	36,616	0.0

				$(440,474)	$17,893,004	0.9%

	Interest Rate Swaps
	Receive a fixed rate equal to 6.000% and pay a floating rate based on 6-month GBP-LIBOR
	Counterparty: Goldman Sachs Capital Markets L.P.	GBP 30,700,000	06/06/07	$(108,328)	$564,979	0.0%

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 10 — ILLIQUID SECURITIES (continued)

	Notional
	Principal/
	Principal	Initial	Cost/		Percent
	Amount/	Acquisition	Upfront		of Net
Security	Shares	Date	Payments	Value	Assets

Receive a fixed rate equal to 6.000% and pay a floating rate based on 6-month GBP-LIBOR
Counterparty: The Royal Bank of Scotland PLC	GBP 8,700,000	06/07/07	$(25,135)	$160,683	0.0%
Receive a fixed rate equal to 5.000% and pay a floating rate based on 6-month EUR-Euribor
Counterparty: Deutsche Bank AG, Frankfurt	EUR 16,500,000	06/19/07	73,015	184,906	0.0
Receive a fixed rate equal to 6.000% and pay a floating rate based on 6-month GBP-LIBOR
Counterparty: Goldman Sachs Capital Markets L.P.	GBP 2,400,000	07/11/07	(25,004)	65,471	0.0
Receive a fixed rate equal to 4.000% and pay a floating rate based on 3-month USD-LIBOR
Counterparty: Barclays Bank PLC	29,700,000	12/13/07	70,905	187,855	0.0
Receive a fixed rate equal to 4.000% and pay a floating rate based on 3-month USD-LIBOR
Counterparty: Deutsche Bank AG	52,000,000	11/29/07	244,400	328,904	0.0
Receive a fixed rate equal to 4.000% and pay a floating rate based on 3-month USD-LIBOR
Counterparty: Merrill Lynch Capital Services, Inc.	94,600,000	12/17/07	460,106	598,352	0.1
Receive a fixed rate equal to 4.000% and pay a floating rate based on 3-month USD-LIBOR
Counterparty: The Royal Bank of Scotland PLC	34,900,000	12/10/07	68,728	220,745	0.0
Receive a fixed rate equal to 2.090% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB)
Counterparty: BNP Paribas	EUR 7,800,000	10/14/05	(17,681)	47,791	0.0
Receive a fixed rate equal to 2.146% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB)
Counterparty: UBS AG, London Branch	EUR 1,500,000	09/13/05	—	17,515	0.0
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 4.000%
Counterparty: Merrill Lynch Capital Services, Inc.	7,900,000	12/20/07	61,857	78,858	0.0
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 4.000%
Counterparty: The Royal Bank of Scotland PLC	21,700,000	12/13/07	363,475	216,611	0.0
Receive a fixed rate equal to 8.720% and pay a floating rate based on 28-day MXN-TIIE-BANXICO
Counterparty: Citibank N.A., New York	MXN 103,200,000	11/09/06	245,843	105,440	0.0
Receive a fixed rate equal to 8.720% and pay a floating rate based on 28-day MXN-TIIE-BANXICO
Counterparty: Merrill Lynch Capital Services, Inc.	MXN 41,200,000	11/15/06	126,687	42,094	0.0
Receive a fixed rate equal to 8.860% and pay a floating rate based on 28-day MXN-TIIE-BANXICO
Counterparty: Citibank N.A., New York	MXN 23,500,000	09/22/06	—	42,697	0.0

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 10 — ILLIQUID SECURITIES (continued)

	Notional
	Principal/
	Principal	Initial	Cost/		Percent
	Amount/	Acquisition	Upfront		of Net
Security	Shares	Date	Payments	Value	Assets

Receive a floating rate based on 6-month AUD-BBR-BBSW and pay a fixed rate equal to 6.500%
Counterparty: Deutsche Bank AG, Frankfurt	AUD 7,100,000	09/13/07	$(49,449)	$42,722	0.0%
Receive a floating rate based on 6-month GBP-LIBOR and pay a fixed rate equal to 4.000%
Counterparty: Barclays Bank PLC, London	GBP 21,100,000	01/11/06	136,207	1,594,289	0.0
Receive a floating rate based on 6-month GBP-LIBOR and pay a fixed rate equal to 4.000%
Counterparty: Deutsche Bank AG	GBP 8,200,000	03/08/06	161,663	619,581	0.0
Receive a floating rate based on 6-month GBP-LIBOR and pay a fixed rate equal to 4.000%
Counterparty: Goldman Sachs Capital Markets, L.P.	GBP 13,200,000	11/30/06	(235,596)	1,019,627	0.1
Receive a floating rate based on 6-month GBP-LIBOR and pay a fixed rate equal to 4.250%
Counterparty: Goldman Sachs Capital Markets, L.P.	GBP 1,800,000	06/27/06	192,134	245,103	0.0
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 5.000%
Counterparty: Citibank N.A., New York	3,500,000	12/17/07	122,325	26,945	0.0
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 5.000%
Counterparty: The Royal Bank of Scotland PLC	900,000	12/17/07	31,410	6,929	0.0

			$1,872,856	$4,204,227	0.2%

Options
Call Option OTC — Merrill Lynch
FNMA 5.000% 30-Year February TBA
Strike @ $103.750-Exp 02/05/08	81,000,000	06/15/07	$9,492	$24,381	0.0%
Call Option OTC — Citibank
USD vs JPY
Strike @ 121-Exp 01/18/08	6,300,000	01/18/07	62,811	4,870	0.0
Call Option OTC — Credit Suisse
USD vs JPY
Strike @ 104-Exp 03/17/10	11,400,000	03/20/07	485,583	593,370	0.0
Call Option OTC — JPMorgan Chase
USD vs JPY
Strike @ 104-Exp 03/17/10	2,100,000	03/20/07	95,970	109,305	0.0
Put Option OTC — Credit Suisse
USD vs JPY
Strike @ 104-Exp 03/17/10	11,400,000	03/20/07	485,583	522,679	0.0
Put Option OTC — JPMorgan Chase
USD vs JPY
Strike @ 104-Exp 03/17/10	2,100,000	03/20/07	82,950	96,283	0.0
Call Swaption OTC — Barclay’s Bank PLC
3 Month USD-LIBOR — Fund Pays Floating
Strike @ 4.750%-Exp 02/01/08	46,800,000	03/06/07	134,550	357,627	0.0
Call Swaption OTC — The Royal Bank of Scotland PLC
3 Month USD-LIBOR — Fund Pays Floating
Strike @ 5.000%-Exp 02/01/08	46,800,000	01/22/07	232,070	1,105,905	0.1
Call Swaption OTC — The Royal Bank of Scotland PLC
3 Month USD-LIBOR — Fund Pays Floating
Strike @ 4.750%-Exp 03/31/08	853,300,000	03/13/07	5,131,865	17,450,318	0.9

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 10 — ILLIQUID SECURITIES (continued)

		Notional
		Principal/
		Principal	Initial	Cost/		Percent
		Amount/	Acquisition	Upfront		of Net
	Security	Shares	Date	Payments	Value	Assets

	Call Swaption OTC — Lehman Brothers Special Financing Inc.
	3 Month USD-LIBOR — Fund Pays Floating
	Strike @ 4.750%-Exp 09/26/08	119,000,000	05/22/07	$421,025	$2,522,906	0.1%
	Call Swaption OTC — The Royal Bank of Scotland PLC
	3 Month USD-LIBOR — Fund Pays Floating
	Strike @ 4.750%-Exp 09/26/08	96,100,000	05/23/07	343,558	2,037,406	0.1
	Call Swaption OTC — The Royal Bank of Scotland PLC
	3-month USD-LIBOR — Fund Pays Floating
	Strike @ 4.750%-Exp 12/15/08	39,000,000	05/25/07	137,670	804,866	0.1
	Call Swaption OTC — The Royal Bank of Scotland PLC
	3-Month USD-LIBOR — Fund Pays Floating
	Strike @ 5.000%-Exp 12/15/08	81,000,000	11/02/07	230,925	1,978,930	0.1
	Call Swaption OTC — Barclays Bank PLC
	3-Month USD-LIBOR — Fund Pays Floating
	Strike @ 5.200%-Exp 02/02/09	46,000,000	08/08/07	345,000	1,236,996	0.1

				$8,199,052	$28,845,842	1.5%

	Securities
	Countrywide Alternative Loan Trust, 0.135%, due 05/25/35	5,952,942	03/06/06	$59,715	$101,670	0.0%
	First Horizon Alternative Mortgage Securities, 6.258%, due 01/25/36	62,761,439	04/10/06	309,924	863,340	0.0
	Health Management Associates, Inc., 6.500%, due 02/28/14	27,491	10/10/07	27,491	25,723	0.0
	Health Management Associates, Inc., 6.950%, due 01/16/14	2,062,009	02/12/07	2,062,009	1,929,410	0.1
	SigmaKalon Group BV, 6.720%, due 06/30/12	342,000	11/10/05	397,713	497,522	0.0
	SLM Corp., 3.810%, due 06/30/08	3,300,000	06/27/07	3,283,500	3,288,129	0.2
	United Air Lines, Inc., 9.350%, due 04/07/16	147,658	12/27/01	112,144	48,727	0.0

				$6,252,496	$6,754,521	0.3%

	Total for PIMCO Core Bond			$16,324,404	$57,697,594	2.9%

PIMCO High Yield	Credit Default Swaps
	Allied Waste N.A. 7.375%, 04/15/14, pay 1.120%	1,500,000	04/27/07	$—	$38,097	0.0%
	CDX.NA.HY.9 Index (25-35% Tranche), receive 3.330%	6,800,000	11/28/07	—	14,797	0.0
	General Motors Corp. 7.125%, 07/15/13, receive 7.100%	4,000,000	08/06/07	—	2,757	0.0
	GMAC LLC 6.875%, 08/28/12, receive 7.950%	500,000	04/04/07	—	7,026	0.0
	Nortel Networks 4.250%, 09/01/08, pay 1.520%	1,500,000	04/27/07	—	72,891	0.0

				$—	$135,568	0.0%

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 10 — ILLIQUID SECURITIES (continued)

	Notional
	Principal/
	Principal	Initial	Cost/		Percent
	Amount/	Acquisition	Upfront		of Net
Security	Shares	Date	Payments	Value	Assets

Interest Rate Swaps
Receive a fixed rate equal to 5.000% and pay a floating rate based on 3-month USD-LIBOR
Counterparty: UBS AG, London	2,500,000	12/03/07	$35,875	$34,459	0.0%
Receive a fixed rate equal to 4.000% and pay a floating rate based on 3-month USD-LIBOR
Counterparty: Barclays Bank PLC	35,600,000	12/06/07	190,687	225,173	0.1
Receive a fixed rate equal to 5.000% and pay a floating rate based on 3-month USD-LIBOR
Counterparty: Barclays Bank PLC	13,800,000	11/28/07	303,531	345,774	0.1
Receive a fixed rate equal to 4.000% and pay a floating rate based on 3-month USD-LIBOR
Counterparty: Deutsche Bank AG	31,800,000	11/29/07	149,460	201,138	0.0
Receive a fixed rate equal to 4.000% and pay a floating rate based on 3-month USD-LIBOR
Counterparty: Merrill Lynch Capital Services, Inc.	25,500,000	12/04/07	178,500	161,290	0.0
Receive a fixed rate equal to 4.000% and pay a floating rate based on 3-month USD-LIBOR
Counterparty: The Royal Bank of Scotland PLC	32,700,000	12/05/07	215,066	206,830	0.0

			$1,073,119	$1,174,664	0.2%

Options
Call Swaption OTC — Merrill Lynch Capital Services, Inc.
3 Month USD-LIBOR — Fund Pays Floating
Strike @ 4.750%-Exp 09/22/08	120,000,000	09/24/07	$906,000	$2,548,770	0.4%
Call Swaption OTC — The Royal Bank of Scotland PLC
3 Month USD-LIBOR — Fund Pays Floating
Strike @ 4.750%-Exp 09/22/08	110,000,000	09/21/07	761,750	2,336,373	0.4
Call Swaption OTC — Barclays Bank PLC
3 Month USD-LIBOR — Fund Pays Floating
Strike @ 4.720%-Exp 12/31/08	11,000,000	09/25/07	89,925	220,307	0.0
Call Swaption OTC — Barclays Bank PLC
3 Month USD-LIBOR — Fund Pays Floating
Strike @ 4.250%-Exp 07/06/09	73,600,000	12/11/07	713,920	921,008	0.1
Call Swaption OTC — Lehman Brothers Special Financing Inc.
3 Month USD-LIBOR — Fund Pays Floating
Strike @ 4.250%-Exp 07/06/09	192,600,000	12/13/07	1,930,815	2,410,137	0.4
Call Swaption OTC — Morgan Stanley Capital Services Inc.
3 Month USD-LIBOR — Fund Pays Floating
Strike @ 4.250%-Exp 07/06/09	177,400,000	12/12/07	1,694,170	2,219,929	0.3
Call Swaption OTC — Barclays Bank PLC
3 Month USD-LIBOR — Fund Pays Floating
Strike @ 4.750%-Exp 09/08/09	180,000,000	09/17/07	1,602,000	3,148,666	0.5
Call Swaption OTC — Credit Suisse International
3 Month USD-LIBOR — Fund Pays Floating
Strike @ 4.750%-Exp 09/08/09	20,900,000	09/11/07	228,667	365,595	0.1
Call Swaption OTC — The Royal Bank of Scotland PLC
3 Month USD-LIBOR — Fund Pays Floating
Strike @ 4.750%-Exp 09/08/09	54,500,000	09/11/07	586,798	953,346	0.1

			$8,514,045	$15,124,131	2.3%

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 10 — ILLIQUID SECURITIES (continued)

	Notional
	Principal/
	Principal	Initial	Cost/		Percent
	Amount/	Acquisition	Upfront		of Net
Security	Shares	Date	Payments	Value	Assets

Securities
Amadeus Halde, 7.636%, due 04/08/13	1,500,000	09/07/06	$1,506,832	$1,418,304	0.2%
Amadeus Halde, 7.886%, due 04/08/14	1,500,000	09/07/06	1,507,031	1,425,804	0.2
Continental Airlines, Inc., 6.920%, due 04/02/13	1,230,731	04/30/04	1,218,424	1,238,770	0.2
Sand Ridge, 8.630%, due 04/01/15	5,800,000	03/08/07	5,752,874	5,742,000	0.8
SigmaKalon Group BV, 6.720%, due 06/30/12	868,020	12/13/05	1,013,488	1,262,746	0.2
South Point Energy Center, LLC, 8.400%, due 05/30/12	1,884,338	04/30/04	1,759,599	1,865,494	0.3
Telesat Canada, Inc., 9.000%, due 10/31/08	800,000	10/31/07	765,950	764,000	0.1
Telesat Canada, Inc., Discount Note, due 10/31/08	600,000	10/31/07	597,303	573,000	0.1
Wind Acquisition Finance SA, 12.450%, due 12/21/11	550,693	12/07/06	550,693	543,121	0.1

			$14,672,194	$14,833,239	2.2%

Total for PIMCO High Yield			$24,259,358	$31,267,602	4.7%

NOTE 11 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon Corporation (“BNY”), the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The collateral received is reflected in the Portfolio of Investments as collateral for securities loaned. Generally, in the event of counterparty default, a Portfolio has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to a Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. At December 31, 2007, the Portfolios had securities on loan with the following market values:

	Value of
	Securities	Value of
	Loaned	Collateral
Disciplined Small Cap Value	$55,749,177	$58,081,953
Global Real Estate	10,337,810	10,531,145
Global Resources	127,969,022	133,167,286
Global Technology	9,865,957	10,290,914
International Growth Opportunities	22,190,572	23,037,193
Janus Contrarian	142,612,333	146,650,275
JPMorgan Emerging Markets Equity	231,801,841	239,806,016
JPMorgan Small Cap Core Equity	112,540,480	117,314,014
Julius Baer Foreign	240,335,531	252,022,785
Limited Maturity Bond	194,400,025	198,133,871
Marsico Growth	120,413,523	124,505,942
Marsico International Opportunities	51,664,860	53,834,862
MFS Total Return	320,154,750	328,764,714
Oppenheimer Main Street	52,528,439	54,365,373
PIMCO Core Bond	50,434,434	59,689,502
PIMCO High Yield	81,654,456	83,853,780
Pioneer Mid Cap Value	131,771,206	134,903,959
Stock Index	52,628,599	54,283,294
VP Index Plus International Equity	9,900,040	10,370,991

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS

Non-Diversified.  Certain Portfolios are classified as non-diversified investment companies under the 1940 Act, which means that each Portfolio is not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of a Portfolio. The investment of a large percentage of a Portfolio’s assets in the securities of a small number of issuers may cause a Portfolio’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as nondiversified, a Portfolio may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Portfolio

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS (continued)

would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Concentration.  Certain Portfolios concentrate (for purposes of the 1940 Act) their assets in securities related to a particular industry, which means that at least 25% of their assets will be invested in that particular industry at all times. As a result, a Portfolio may be subject to greater market fluctuation than a portfolio which has securities representing a broader range of investment alternatives.

Foreign Securities.  Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Portfolios may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Portfolios’ investments.

Emerging Markets Risk.  Emerging market countries are generally defined as countries in the initial stage of their industrialization cycles with low per capita income. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

High-Yield, Lower-Grade Debt Securities Risk.  High-yield debt securities (commonly referred to as “junk bonds”) generally present greater credit risk that an issuer cannot make timely payment of interest or principal than an issuer of a higher quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market’s perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. The secondary market in which high-yield securities are traded may be less liquid than the market for higher grade bonds. It may be more difficult to value less liquid high-yield securities, and determination of their value may involve elements of judgment.

NOTE 13 — REORGANIZATIONS

On November 10, 2007, VP Index Plus International Equity, as listed below (“Acquiring Portfolio”), acquired the assets and certain liabilities of ING VP International Equity Portfolio, also listed below (“Acquired Portfolio”), in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio’s shareholders. The number and value of shares issued by the Acquiring Portfolio are presented in Note 9 — Capital Share Transactions. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquired
		Total net assets	Total net assets	Acquired	Portfolio
		of Acquired	of Acquiring	Capital Loss	Unrealized
		Portfolio	Portfolio	Carryforward	Depreciation	Conversion
Acquiring Portfolio	Acquired Portfolio	(000’s)	(000’s)	(000’s)	(000’s)	Ratio

VP Index Plus	ING VP International
International Equity	Equity Portfolio	$79,072	$699,945	$—	$(890)	0.7895

The net assets of VP Index Plus International Equity after the acquisition was $779,017,112.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

On April 28, 2007, Janus Contrarian, as listed below (“Acquiring Portfolio”), acquired the assets and certain liabilities of ING Legg Mason Partners All Cap Portfolio, also listed below (“Acquired Portfolio”), in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio’s shareholders. The number and value of shares issued by the Acquiring Portfolio are presented in Note 9 — Capital Share Transactions. Net assets and unrealized appreciation as of the reorganization date were as follows:

					Acquired
		Total net assets	Total net assets	Acquired	Portfolio
		of Acquired	of Acquiring	Capital Loss	Unrealized
		Portfolio	Portfolio	Carryforward	Appreciation	Conversion
Acquiring Portfolio	Acquired Portfolio	(000’s)	(000’s)	(000’s)	(000’s)	Ratio

Janus Contrarian	ING Legg Mason Partners All Cap Portfolio
Class ADV	Class ADV	$1	$1	$—	$—	0.85
Class I	Class I	1	1	—	—	0.85
Class S	Class S	377,473	270,386	—	92,207	0.86
Class S2	Class S2	26,983	10,814	—	4,050	0.86

		$404,458	$281,202	—	$96,257

The net assets of Janus Contrarian after the acquisition was $685,659,217.

On January 15, 2007, Global Resources, as listed below (“Acquiring Portfolio”), acquired the assets and certain liabilities of ING VP Natural Resources Trust, also listed below (“Acquired Portfolio”), in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio’s shareholders. The number and value of shares issued by the Acquiring Portfolio are presented in Note 9 — Capital Share Transactions. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquired
		Total net assets	Total net assets	Acquired	Portfolio
		of Acquired	of Acquiring	Capital Loss	Unrealized
		Portfolio	Portfolio	Carryforward	Appreciation	Conversion
Acquiring Portfolio	Acquired Portfolio	(000’s)	(000’s)	(000’s)	(000’s)	Ratio

Global Resources	ING VP Natural Resources Trust	$118,166	$561,365	$635	$7,919	0.99

The net assets of Global Resources after the acquisition was $679,530,248.

On April 28, 2006, Liquid Assets, as listed below (”Acquiring Portfolio”), acquired the assets and certain liabilities of The USLICO Money Market Portfolio, also listed below (”Acquired Portfolio”), in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio’s shareholders. The number and value of shares issued by the Acquiring Portfolio are presented in Note 9 — Capital Share Transactions. Net assets and unrealized appreciation as of the reorganization dates were as follows:

Acquired
		Total net assets	Total net assets	Acquired	Portfolio
		of Acquired	of Acquiring	Capital Loss	Unrealized
		Portfolio	Portfolio	Carryforward	Appreciation	Conversion
Acquiring Portfolio	Acquired Portfolio	(000’s)	(000’s)	(000’s)	(000’s)	Ratio

Liquid Assets	The USLICO Money Market	$5,718	$878,274	$—	$—	1.00

The net assets of Liquid Assets after the acquisition was $883,991,362.

NOTE 14 — FEDERAL INCOME TAXES AND OTHER TAX MATTERS

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 14 — FEDERAL INCOME TAXES AND OTHER TAX MATTERS (continued)

The following permanent tax differences have been reclassified as of December 31, 2007:

		Undistributed	Accumulated
	Paid-in	Net Investment	Net Realized
	Capital	Income	Gains/(Losses)

Disciplined Small Cap Value	$—	$(260,612)	$260,612
EquitiesPlus	—	26,729	(26,729)
Evergreen Health Sciences	—	3,206	(3,206)
Focus 5	(34,006)	33,704	302
Global Real Estate	—	691,714	(691,714)
Global Resources	—	4,679,065	(4,679,065)
Global Technology	—	88,616	(88,616)
International Growth Opportunities	—	177,982	(177,982)
Janus Contrarian	—	106,079	(106,079)
JPMorgan Emerging Markets Equity	—	25,802,975	(25,802,975)
JPMorgan Small Cap Core Equity	—	(483,893)	483,893
JPMorgan Value Opportunities	—	(196,850)	196,850
Julius Baer Foreign	—	(28,012,630)	28,012,630
Legg Mason Value	—	(743)	743
Limited Maturity Bond	—	(9,531)	9,531
Marsico Growth	—	(3,703)	3,703
Marsico International Opportunities	—	(9,162)	9,162
MFS Total Return	—	527,750	(527,750)
MFS Utilities	—	(3,218,646)	3,218,646
Oppenheimer Main Street	—	(211)	211
PIMCO Core Bond	—	1,388,871	(1,388,871)
PIMCO High Yield	—	1,640,152	(1,640,152)
Pioneer Equity Income	(80,616)	(29,903)	110,519
Pioneer Fund	—	191,359	(191,359)
Pioneer Mid Cap Value	—	(528,251)	528,251
Stock Index	—	(93,189)	93,189
VP Index Plus International Equity	—	730,007	(730,007)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

				Year Ended December 31, 2006
	Year Ended December 31, 2007					Dividends Paid
	Ordinary	Long-Term	Return of	Ordinary	Long-Term	Deduction on
	Income	Capital Gains	Capital	Income	Capital Gains	Redemptions

Disciplined Small Cap Value	$1,399,658	$29,880	$—	$—	$—	$—
EquitiesPlus	6,878,126	3,422,806	—	—	—	—
Evergreen Health Sciences	7,740,296	259,845	—	75,197	—	—
Evergreen Omega	2,320,797	—	—	—	—	—
Focus 5	497,557	—	—	—	—	—
Global Real Estate	7,048,185	177,232	1,016,023	2,982,449	164,620	413,634
Global Resources	76,110,415	9,601,726	—	51,250,727	15,155,436	—
Global Technology	24,427	1,082,953	—	2,856,459	4,794,808	—
International Growth Opportunities	16,005,598	17,931,739	—	4,198,529	23,820,927	—
Janus Contrarian	2,468,177	10,088,413	—	663,819	4,963,497	—
JPMorgan Emerging Markets Equity	10,973,498	1,720,565	—	3,179,086	6,810,747	—
JPMorgan Small Cap Core Equity	8,443,301	16,118,898	—	7,127,518	2,922,215	—
JPMorgan Value Opportunities	21,702,870	3,356,387	—	5,039,348	11,852	—
Julius Baer Foreign	49,643,054	87,754,584	—	138,441	—	—
Legg Mason Value	90,414	11,441,428	—	515,893	1,910,200	—
Limited Maturity Bond	14,711,834	—	—	11,954,161	—	—
Liquid Assets	60,519,045	—	—	46,245,896	—	—
Marsico Growth	16,867	—	—	—	—	—
Marsico International Opportunities	23,677,893	8,258,521	—	969,820	—	—
MFS Total Return	50,844,541	73,647,222	—	47,842,041	62,737,920	—
MFS Utilities	12,965,404	5,808,925	—	1,188,456	—	—
Oppenheimer Main Street	5,190,674	—	—	5,862,546	—	—

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 14 — FEDERAL INCOME TAXES AND OTHER TAX MATTERS (continued)

				Year Ended December 31, 2006
	Year Ended December 31, 2007					Dividends Paid
	Ordinary	Long-Term	Return of	Ordinary	Long-Term	Deduction on
	Income	Capital Gains	Capital	Income	Capital Gains	Redemptions

PIMCO Core Bond	$53,202,615	$—	$—	$32,910,256	$—	$—
PIMCO High Yield	49,722,193	2,063,623	—	54,146,576	5,174,201	—
Pioneer Equity Income	2,272,048	—	—	—	—	—
Pioneer Fund	2,303,985	1,953,287	—	—	—	—
Pioneer Mid Cap Value	41,778,578	8,345,722	—	3,336,564	—	—
Stock Index	8,121,604	10,765,119	—	8,085,447	1,326,184	—
VP Index Plus International Equity	1,952,661	208,026	—	11,167,720	1,110,157	—

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2007 were:

				Post-October	Post-October	Post-October
	Undistributed	Undistributed	Unrealized	Capital	Currency	PFIC	Capital
	Ordinary	Long-Term	Appreciation/	Losses	Losses	Losses	Loss	Expiration
	Income	Capital Gains	(Depreciation)	Deferred	Deferred	Deferred	Carryforwards	Dates

Disciplined Small Cap Value	$3,067,094	$—	$(22,811,723)	$(3,205,717)	$—	$—	$(3,236,192)	2015
EquitiesPlus	8,397,392	3,712,967	(2,382,578)	(5,725,910)	—	—	—	—
Evergreen Health Sciences	313,041	10,737,151	29,101,706	—	—	—	—	—
Evergreen Omega	3,078,434	16,739,393	19,092,244	—	—	—	—	—
Focus 5	—	—	(1,096,147)	(778,819)	—	—	—	—
Global Real Estate	—	—	(10,806,052)	—	—	—	(1,856,542)	2015
Global Resources	81,797,335	134,105,953	92,521,905	—	—	(5,417,097)	—	—
Global Technology	9,072,035	2,056,544	5,030,008	—	—	—	—	—
International Growth Opportunities	17,974,877	19,514,303	18,045,146	—	—	(40,240)	—	—
Janus Contrarian	18,300,417	108,245,291	67,831,035	—	—	(2,792,002)	—	—
JPMorgan Emerging Markets Equity	32,809,654	63,924,291	482,468,251	—	—	—	—	—
JPMorgan Small Cap Core Equity	8,423,137	30,374,101	8,024,134	—	—	—	—	—
JPMorgan Value Opportunities	27,263,938	15,301,378	(10,964,228)	—	—	—	—	—
Julius Baer Foreign	25,402,293	182,065,540	382,353,871	—	—	(2,832,903)	—	—
Legg Mason Value	3,827,734	66,804,502	546,569	—	—	—	—	—
Limited Maturity Bond	30,558,236	559,886	(2,412,471)	—	—	—	—	—
Liquid Assets	—	—	—	—	—	—	(44,558)	2012

Marsico Growth	6,297,246	—	246,015,437	—	(3,720)	—	(142,479,639)	2009
							(367,059,276)	2010
							(110,597,085)	2011

							$(620,136,000)

Marsico International Opportunities	40,574,423	27,919,109	64,546,553	—	(317,599)	(1,393,230)	—	—
MFS Total Return	57,352,623	105,731,799	58,161,850	(17,670,394)	(10,115)	—	—	—
MFS Utilities	33,762,449	39,189,363	70,294,463	—	—	—	—	—
Oppenheimer Main Street	5,479,756	—	10,226,694	—	—	—	(120,482,965)	2010
							(6,207,803)	2011

							$(126,690,768)

PIMCO Core Bond	107,236,850	10,186,690	18,456,460	—	(1,084,096)	—

PIMCO High Yield	—	257,230	(10,374,717)	(499,061)	(684,692)	—	—	—
Pioneer Equity Income	—	—	(1,158,259)	(4,216,140)	—	—	(100,106)	2015
Pioneer Fund	1,608,880	4,118,071	18,268,285	—	—	—	—	—
Pioneer Mid Cap Value	19,484,071	45,183,442	26,381,807	—	—	—	—	—
Stock Index	8,460,563	4,474,098	77,806,360	—	—	—	—	—
VP Index Plus International Equity	63,681,521	26,159,842	(14,101,667)	—	(1,068,517)	(1,861,241)	—	—

The Portfolios’ major tax jurisdictions are federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2003.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

Under U.S. federal income tax law, as specified in the Internal Revenue Code (the ”Code”) and U.S. Treasury regulations, the Portfolios must meet various technical requirements relating to fund administration, portfolio investments, and ”eligible investors” in the Portfolios. Complying with these requirements is a condition for beneficial tax treatment of certain insurance products that offer the Portfolios as investment options. The failure of the Portfolios to meet any of these complex requirements could result in an excise tax, administrative penalties imposed by the Internal Revenue Service, potential liability to insurers whose products include the Portfolios as investment options, and unanticipated costs associated with remedying a failure. It was disclosed in the Portfolios’ Annual Report for the year ended December 31, 2006, that an affiliate of a Portfolios’ investment adviser may have failed to limit the availability of Julius Baer Foreign, Legg Mason Value, Limited Maturity Bond, Marsico Growth, Marsico International Opportunities, MFS Total Return, PIMCO High Yield and VP Index Plus International Equity for investment to ”eligible investors” under the Code. Management has determined that it is more likely than not the Portfolios would sustain their tax positions relative to this matter.

NOTE 15 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 was effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. However, acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the SEC indicated that they would not object if a fund implemented FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Portfolios has analyzed the tax positions of the Portfolios. Upon adoption of FIN 48, we identified no uncertain tax positions that have not met the more likely-than-not standard.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of December 31, 2007, management of the Portfolios is currently assessing the impact in addition to expanded financial statement disclosure, if any, that will result from adopting SFAS No. 157.

NOTE 16 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

As discussed in earlier supplements that were previously filed with the SEC, DSL, the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the ”Boards”) of the ING Funds that, like many U.S. financial services companies, DSL and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. DSL has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, DSL reported that

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 16 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

management of U.S. affiliates of ING Groep N.V., including DSL (collectively, ”ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

DSL has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. DSL further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, DSL has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

DSL reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, DSL advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, DSL reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. DSL reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

Other Regulatory Matters

The New York Attorney General and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti- competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of DSL were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation concerning their administration of the New Hampshire state employees deferred compensation plan.

Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 16 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

NOTE 17 — SUBSEQUENT EVENTS

On January 31, 2008, the Board of Trustees of ING Investors Trust approved a proposal to liquidate ING EquitiesPlus Portfolio. The proposed liquidation is subject to shareholder approval. If shareholder approval is obtained, it is expected that the liquidation will take place during the second quarter of 2008. Shareholders will be notified if the liquidation is not approved.

Subsequent to December 31, 2007, the following Portfolios declared dividends from net investment income:

	Per Share
	Amount	Payable Date	Record Date

Liquid Assets
Class I	$0.0039	February 1, 2008	Daily
Class S	0.0037	February 1, 2008	Daily
Class S2	0.0035	February 1, 2008	Daily

PIMCO High Yield
Class ADV	$0.0644	February 1, 2008	Daily
Class I	0.0695	February 1, 2008	Daily
Class S	0.0675	February 1, 2008	Daily
Class S2	0.0664	February 1, 2008	Daily

NOTE 17 — SUBSEQUENT EVENTS (continued)

PORTFOLIO OF INVESTMENTS
ING Disciplined Small Cap Value Portfolio
as of December 31, 2007

Shares			Value

COMMON STOCK: 93.8%

		Aerospace/Defense: 0.9%
34,200	@	Esterline Technologies Corp.	$1,769,850

			1,769,850

		Agriculture: 0.9%
34,700		Universal Corp.	1,777,334

			1,777,334

		Airlines: 1.2%
55,600	@,L	JetBlue Airways Corp.	328,040
46,100	@	Republic Airways Holdings, Inc.	903,099
41,100		Skywest, Inc.	1,103,535

			2,334,674

		Apparel: 0.2%
19,900	@	Perry Ellis International, Inc.	306,062

			306,062

		Auto Parts & Equipment: 1.0%
15,300	L	American Axle & Manufacturing Holdings, Inc.	284,886
40,100	@	Commercial Vehicle Group, Inc.	581,450
15,400	@,L	Lear Corp.	425,964
31,100		Superior Industries International	565,087

			1,857,387

		Banks: 8.7%
84,300	@@	Banco Latinoamericano de Exportaciones SA	1,374,933
14,900		Banner Corp.	428,077
23,400		Capitol Bancorp., Ltd.	470,808
14,700	L	Cathay General Bancorp.	389,403
17,400	L	Central Pacific Financial Corp.	321,204
15,500	L	Chemical Financial Corp.	368,745
67,800	L	Citizens Banking Corp.	983,778
56,900	L	Community Bank System, Inc.	1,130,603
116,500	@@,L	First Bancorp.	849,285
40,800	L	First Community Bancorp., Inc.	1,682,592
66,200		First State Bancorp.	920,180
54,400		Irwin Financial Corp.	399,840
41,200	L	Macatawa Bank Corp.	353,908
55,607		MainSource Financial Group, Inc.	865,245
13,700	L	Provident Bankshares Corp.	293,043
57,400		Renasant Corp.	1,238,118
74,900		South Financial Group, Inc.	1,170,687
22,900		Sterling Financial Corp.	384,491
108,100	L	Susquehanna Bancshares, Inc.	1,993,364
25,500	L	Umpqua Holdings Corp.	391,170
15,200	L	WesBanco, Inc.	313,120
9,700	L	Wintrust Financial Corp.	321,361

			16,643,955

		Biotechnology: 0.8%
31,000	@	Applera Corp. — Celera Genomics Group	491,970
5,400	@	Bio-Rad Laboratories, Inc.	559,548
15,000	@,L	Martek Biosciences Corp.	443,700

			1,495,218

		Building Materials: 0.9%
64,300		Gibraltar Industries, Inc.	991,506
26,400	@,L	NCI Building Systems, Inc.	760,056

			1,751,562

		Chemicals: 3.2%
10,500		CF Industries Holdings, Inc.	1,155,630
18,200	L	HB Fuller Co.	408,590
8,100		Minerals Technologies, Inc.	542,295
32,600	@,L	OM Group, Inc.	1,875,804
12,600	@	Rockwood Holdings, Inc.	418,572
49,400		Sensient Technologies Corp.	1,397,032
27,700		Spartech Corp.	390,570

			6,188,493

		Commercial Services: 3.0%
46,400	@,L	Albany Molecular Research, Inc.	667,232
58,400	@	Healthspring, Inc.	1,112,520
41,700		Kelly Services, Inc.	778,122
75,300	@	MPS Group, Inc.	823,782
16,800	@,L	Pharmanet Development Group	658,728
15,914	@	PHH Corp.	280,723
22,000	@	Rent-A-Center, Inc.	319,440
22,900	@,L	SAIC, Inc.	460,748
94,900	@	Spherion Corp.	690,872

			5,792,167

		Computers: 1.8%
64,100	L	Agilysys, Inc.	969,192
8,700	@,L	CACI International, Inc.	389,499
183,600	@	Ciber, Inc.	1,121,796
70,800	@,@@	Ness Technologies, Inc.	653,484
26,900	@,L	Perot Systems Corp.	363,150

			3,497,121

		Diversified Financial Services: 0.4%
42,600		Friedman Billings Ramsey Group, Inc.	133,764
75,400	@,L	Ocwen Financial Corp.	417,716
22,509		SWS Group, Inc.	285,189

			836,669

		Electric: 6.3%
9,300		Allete, Inc.	368,094
122,800	@	Aquila, Inc.	458,044
21,000		Avista Corp.	452,340
23,700	L	Black Hills Corp.	1,045,170
14,300		CH Energy Group, Inc.	636,922
58,300		Cleco Corp.	1,620,740
19,300	@	El Paso Electric Co.	493,501
67,800	L	Empire District Electric Co.	1,544,484
13,300	L	Idacorp, Inc.	468,426
13,500		NorthWestern Corp.	398,250
83,000		PNM Resources, Inc.	1,780,350
14,400		Unisource Energy Corp.	454,320
92,000		Westar Energy, Inc.	2,386,478

			12,107,119

		Electrical Components & Equipment: 0.9%
49,800	@,L	EnerSys	1,243,008
17,000	@,L	Superior Essex, Inc.	408,000

			1,651,008

		Electronics: 3.0%
103,700	@,L	Benchmark Electronics, Inc.	1,838,601
9,400		Brady Corp.	329,846
190,200	@,L	Kemet Corp.	1,261,026
33,000		Methode Electronics, Inc.	542,520
61,100	L	Watts Water Technologies, Inc.	1,820,780

			5,792,773

		Engineering & Construction: 0.2%
15,400	@	EMCOR Group, Inc.	363,902

			363,902

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Disciplined Small Cap Value Portfolio
as of December 31, 2007 (continued)

Shares			Value

		Food: 3.2%
27,100	@,L	Chiquita Brands International, Inc.	$498,369
39,100	@,@@, L	Fresh Del Monte Produce, Inc.	1,312,978
10,700	@,L	Hain Celestial Group, Inc.	342,400
20,300	L	Imperial Sugar Co.	381,031
13,554	L	Nash Finch Co.	478,185
24,200	@	Performance Food Group Co.	650,254
32,200	@	TreeHouse Foods, Inc.	740,278
105,300	@,L	Winn-Dixie Stores, Inc.	1,776,411

			6,179,906

		Forest Products & Paper: 1.7%
84,400	@	Buckeye Technologies, Inc.	1,055,000
97,600	@,L	Mercer International, Inc.	764,208
33,400		Rock-Tenn Co.	848,694
23,400		Schweitzer-Mauduit International, Inc.	606,294

			3,274,196

		Gas: 2.4%
13,000	L	Laclede Group, Inc.	445,120
8,700		New Jersey Resources Corp.	435,174
13,800		Nicor, Inc.	584,430
14,900		Piedmont Natural Gas Co.	389,784
15,600		Southwest Gas Corp.	464,412
67,800		WGL Holdings, Inc.	2,221,128

			4,540,048

		Hand/Machine Tools: 0.3%
36,700	L	Hardinge, Inc.	615,826

			615,826

		Healthcare — Products: 1.4%
74,300	@	Conmed Corp.	1,717,073
12,000		Datascope Corp.	436,800
8,300	@,L	Inverness Medical Innovations, Inc.	466,294

			2,620,167

		Healthcare — Services: 4.9%
29,600	@,L	AMERIGROUP Corp.	1,078,920
52,000	@	Amsurg Corp.	1,407,120
24,400	@,L	Apria Healthcare Group, Inc.	526,308
19,600	@	Gentiva Health Services, Inc.	373,184
69,700	@	Kindred Healthcare, Inc.	1,741,106
9,300	@	Magellan Health Services, Inc.	433,659
22,700	@,L	Medcath Corp.	557,512
57,200	@	RehabCare Group, Inc.	1,290,432
79,000	@	Res-Care, Inc.	1,987,640

			9,395,881

		Holding Companies — Diversified: 0.5%
63,300	L	Compass Diversified Trust	943,170

			943,170

		Home Builders: 0.3%
58,800	L	Monaco Coach Corp.	522,144

			522,144

		Household Products/Wares: 1.5%
87,800		American Greetings Corp.	1,782,340
37,800	@,L	Helen of Troy Ltd.	647,892
67,500	@	Prestige Brands Holdings, Inc.	504,900

			2,935,132

		Insurance: 7.2%
44,000		American Equity Investment Life Holding Co.	364,760
49,200	@,@@	Argo Group International Holdings Ltd.	2,072,796
43,800	@@	Aspen Insurance Holdings Ltd.	1,263,192
10,500		Commerce Group, Inc.	377,790
10,150		Delphi Financial Group	358,092
15,800	L	EMC Insurance Group, Inc.	373,986
11,600		FBL Financial Group, Inc.	400,548
20,300		Infinity Property & Casualty Corp.	733,439
76,600	@@	IPC Holdings Ltd.	2,211,442
15,900	L	Landamerica Financial Group, Inc.	531,855
14,200	@@	Max Re Capital Ltd.	397,458
15,800		NYMAGIC, Inc.	365,454
13,000		Odyssey Re Holdings Corp.	477,230
115,400	L	Phoenix Cos., Inc.	1,369,798
34,900	@@	Platinum Underwriters Holdings Ltd.	1,241,044
62,600	@,@@, L	Primus Guaranty Ltd.	438,826
13,000		Safety Insurance Group, Inc.	476,060
27,200	@	SeaBright Insurance Holdings, Inc.	410,176

			13,863,946

		Internet: 1.8%
51,400	@,L	Avocent Corp.	1,198,134
43,650	@,L	CMGI, Inc.	571,379
64,100	@,L	Secure Computing Corp.	615,360
57,300	@,L	TIBCO Software, Inc.	462,411
42,700	@,L	Vignette Corp.	623,847

			3,471,131

		Investment Companies: 4.9%
86,614		Apollo Investment Corp.	1,476,769
128,806	L	Ares Capital Corp.	1,884,432
3,100	L	Capital Southwest Corp.	367,040
105,400	L	Hercules Technology Growth Capital, Inc.	1,309,068
149,700		MCG Capital Corp.	1,735,023
67,500	L	MVC Capital, Inc.	1,089,450
53,009	L	Patriot Capital Funding, Inc.	534,861
76,600	L	Prospect Capital Corp.	999,630

			9,396,273

		Iron/Steel: 0.6%
18,500		Olympic Steel, Inc.	586,635
7,000		Schnitzer Steel Industries, Inc.	483,910

			1,070,545

		Machinery — Diversified: 0.5%
39,500	@	Gerber Scientific, Inc.	426,600
5,600		Nacco Industries, Inc.	558,264

			984,864

		Media: 2.2%
86,600		Belo Corp.	1,510,304
108,000	@,L	Cox Radio, Inc.	1,312,200
28,600	L	Lee Enterprises, Inc.	418,990
17,700	L	Media General, Inc.	376,125
15,100	@	Scholastic Corp.	526,839

			4,144,458

		Metal Fabricate/Hardware: 0.9%
91,200	L	Mueller Water Products, Inc.	868,224
9,700		Quanex Corp.	503,430
22,300	L	Worthington Industries	398,724

			1,770,378

		Mining: 0.3%
66,400	@,L	USEC, Inc.	597,600

			597,600

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Disciplined Small Cap Value Portfolio
as of December 31, 2007 (continued)

Shares			Value

		Miscellaneous Manufacturing: 1.4%
13,600		Aptargroup, Inc.	$556,376
32,200	@,L	Griffon Corp.	400,890
102,200	L	Tredegar Corp.	1,643,376

			2,600,642

		Office/Business Equip: 1.1%
163,900	L	IKON Office Solutions, Inc.	2,133,978

			2,133,978

		Oil & Gas: 4.4%
84,700	@,L	Bronco Drilling Co., Inc.	1,257,795
11,500	@,L	Encore Acquisition Co.	383,755
57,000	@	PetroHawk Energy Corp.	986,670
71,800	@,L	Rosetta Resources, Inc.	1,423,794
45,700	@	Swift Energy Co.	2,012,171
42,300	@,L	Whiting Petroleum Corp.	2,439,018

			8,503,203

		Oil & Gas Services: 3.2%
25,200	@,L	Allis-Chalmers Energy, Inc.	371,700
13,832	@	Exterran Holdings, Inc.	1,131,458
47,600	@,L	Hercules Offshore, Inc.	1,131,928
13,900	@,L	Hornbeck Offshore Services, Inc.	624,805
31,400	@	Oil States International, Inc.	1,071,368
37,000	@,L	Trico Marine Services, Inc.	1,369,740
31,200	@	Union Drilling, Inc.	492,024

			6,193,023

		Pharmaceuticals: 0.2%
17,400	@,L	Alpharma, Inc.	350,610

			350,610

		Real Estate: 0.2%
8,900	@,L	Avatar Holdings, Inc.	372,198

			372,198

		Retail: 3.5%
48,400		Asbury Automotive Group, Inc.	728,420
13,600		Bob Evans Farms, Inc.	366,248
21,300		Casey’s General Stores, Inc.	630,693
69,300	@,L	Charming Shoppes, Inc.	374,913
12,200	L	Group 1 Automotive, Inc.	289,750
20,700	@	Insight Enterprises, Inc.	377,568
77,600	L	O’Charleys, Inc.	1,162,448
14,100		Regis Corp.	394,236
63,300	@	Rush Enterprises, Inc. — Class A	1,150,794
34,300	L	Sonic Automotive, Inc.	664,048
36,000	@,L	West Marine, Inc.	323,280
18,400	@,L	Zale Corp.	295,504

			6,757,902

		Savings & Loans: 0.9%
31,500		First Place Financial Corp.	440,685
11,800	@,L	FirstFed Financial Corp.	422,676
34,300	L	Provident Financial Services, Inc.	494,606
56,900		United Community Financial Corp.	314,088

			1,672,055

		Semiconductors: 5.3%
69,175	@,L	Applied Micro Circuits Corp.	604,590
92,300	@	Axcelis Technologies, Inc.	424,580
133,000	@	Brooks Automation, Inc.	1,756,930
26,400	@,L	DSP Group, Inc.	322,080
231,800	@	Entegris, Inc.	2,000,434
43,500	@,L	Exar Corp.	346,695
108,100	@	MKS Instruments, Inc.	2,069,034
68,700	@	Photronics, Inc.	856,689
80,000	@	Zoran Corp.	1,800,800

			10,181,832

		Software: 1.2%
14,600	@,L	Avid Technology, Inc.	413,764
26,600	@,L	Sybase, Inc.	693,994
55,600	@	SYNNEX Corp.	1,089,760

			2,197,518

		Telecommunications: 2.5%
122,900	@	3Com Corp.	555,508
10,100		Black Box Corp.	365,317
1,384	@	CommScope, Inc.	68,107
47,900	L	IDT Corp.	404,755
33,300	@,L	Oplink Communications, Inc.	511,155
342,700	@,L	RF Micro Devices, Inc.	1,956,817
131,700	@	Sycamore Networks, Inc.	505,728
31,500	@,L	USA Mobility, Inc.	450,450

			4,817,837

		Textiles: 0.3%
16,900		Unifirst Corp.	642,200

			642,200

		Toys/Games/Hobbies: 0.9%
75,800	@	Jakks Pacific, Inc.	1,789,638

			1,789,638

		Transportation: 0.7%
17,100	L	Arkansas Best Corp.	375,174
19,700	@	Gulfmark Offshore, Inc.	921,763

			1,296,937

		Total Common Stock (Cost $196,106,430)	180,000,532

REAL ESTATE INVESTMENT TRUSTS: 5.7%

		Diversified: 0.4%
8,300		Entertainment Properties Trust	390,100
20,200		Lexington Corporate Properties Trust	293,708

			683,808

		Hotels: 2.4%
202,900		Ashford Hospitality Trust, Inc.	1,458,851
20,900		DiamondRock Hospitality Co.	313,082
72,200		Hersha Hospitality Trust	685,900
116,500		Sunstone Hotel Investors, Inc.	2,130,785

			4,588,618

		Mortgage: 1.6%
72,100	L	Gramercy Capital Corp.	1,752,751
29,300	L	Newcastle Investment Corp.	379,728
113,300	L	Northstar Realty Finance Corp.	1,010,636

			3,143,115

		Office Property: 0.8%
65,600		BioMed Realty Trust, Inc.	1,519,952

			1,519,952

		Single Tenant: 0.5%
22,400	L	National Retail Properties, Inc.	523,712
17,600		Realty Income Corp.	475,552

			999,264

		Total Real Estate Investment Trusts (Cost $12,644,429)	10,934,757

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Disciplined Small Cap Value Portfolio
as of December 31, 2007 (continued)

Shares			Value

EXCHANGE-TRADED FUNDS: 0.2%

		Exchange-Traded Funds: 0.2%
5,000	L	iShares Russell 2000 Value Index Fund	$352,400

		Total Exchange-Traded Funds (Cost $366,830)	352,400

		Total Long-Term Investments (Cost $209,117,689)	191,287,689

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 31.6%

		Repurchase Agreement: 1.3%
$2,475,000		Morgan Stanley Repurchase Agreement dated 12/31/07, 4.250%, due 01/02/08, $2,475,584 to be received upon repurchase (Collateralized by $2,530,000 Federal Home Loan Bank, Discount Note, Market Value $2,526,964, due 01/10/08)	$2,475,000

		Total Repurchase Agreement (Cost $2,475,000)	2,475,000

		Securities Lending CollateralCC: 30.3%
58,081,953		Bank of New York Mellon Corp. Institutional Cash Reserves	58,081,953

		Total Securities Lending Collateral (Cost $58,081,953)	58,081,953

		Total Short-Term Investments (Cost $60,556,953)	60,556,953

	Total Investments in Securities
	(Cost $269,674,642)*	131.3%	$251,844,642
	Other Assets and Liabilities - Net	(31.3)	(60,020,606)

	Net Assets	100.0%	$191,824,036

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2007.

*	Cost for federal income tax purposes is $274,656,365.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$1,658,275
Gross Unrealized Depreciation	(24,469,998)

Net Unrealized Depreciation	$(22,811,723)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING EquitiesPlus Portfolio
as of December 31, 2007

Shares			Value

EXCHANGE-TRADED FUNDS: 9.8%

		Exchange-Traded Funds: 9.8%
20,400		iShares S&P 500 Index Fund	$2,993,496
50,000		SPDR Trust Series 1	7,310,500

		Total Exchange-Traded Funds (Cost $9,311,270)	10,303,996

PREFERRED STOCK: 0.3%

		Diversified Financial Services: 0.3%
15,625	P	Merrill Lynch & Co., Inc.	273,438

		Total Preferred Stock (Cost $390,625)	273,438

Principal
Amount			Value

CORPORATE BONDS/NOTES: 36.0%

		Banks: 5.2%
$2,800,000	@@,#	Glitnir Banki HF, 5.679%, due 01/18/12	$2,711,178
470,000		NCNB Corp., 9.375%, due 09/15/09	505,503
2,500,000	C	Wachovia Capital Trust III, 5.800%, due 12/31/49	2,235,445

			5,452,126

		Diversified Financial Services: 10.6%
3,000,000	@@,#, C	Aiful Corp., 4.450%, due 02/16/10	2,837,492
1,500,000	C	Goldman Sachs Capital III, 5.894%, due 12/31/49	1,216,875
550,000		International Lease Finance Corp., 4.875%, due 09/01/10	548,342
2,265,000	@@,#	Mantis Reef Ltd., 4.799%, due 11/03/09	2,298,400
2,000,000	#,C	Twin Reefs Pass-Through Trust, 6.243%, due 12/10/49	1,304,140
3,000,000	#,C	ZFS Finance USA Trust III, 6.141%, due 12/15/65	2,914,590

			11,119,839

		Electric: 2.8%
3,000,000	C	Entergy Gulf States, Inc., 5.120%, due 08/01/10	2,970,486

			2,970,486

		Environmental Control: 2.4%
2,500,000	#	Oakmont Asset Trust, 4.514%, due 12/22/08	2,492,725

			2,492,725

		Food: 0.6%
575,000		Kraft Foods, Inc., 5.625%, due 08/11/10	591,478

			591,478

		Gas: 2.4%
2,500,000		Southern Union Co., 6.150%, due 08/16/08	2,508,933

			2,508,933

		Insurance: 1.9%
2,000,000	@@,#	Nippon Life Insurance, 4.875%, due 08/09/10	2,021,820

			2,021,820

		Media: 3.6%
750,000	C	Comcast Cable Communications Holdings, Inc., 6.750%, due 01/30/11	784,656
3,000,000	#,C	COX Enterprises, Inc., 4.375%, due 05/01/08	2,990,604

			3,775,260

		Real Estate: 1.9%
2,000,000	C	Duke Realty LP, 5.625%, due 08/15/11	2,012,910

			2,012,910

		Telecommunications: 2.1%
575,000	C	AT&T, Inc., 5.300%, due 11/15/10	585,605
1,000,000	@@,C	Telecom Italia Capital SA, 4.000%, due 01/15/10	979,904
575,000	@@,C	Telefonica Europe BV, 7.750%, due 09/15/10	615,828

			2,181,337

		Transportation: 2.5%
2,500,000	C	Union Pacific Corp., 7.375%, due 09/15/09	2,636,945

			2,636,945

		Total Corporate Bonds/Notes (Cost $38,974,127)	37,763,859

U.S. GOVERNMENT AGENCY OBLIGATIONS: 3.9%

		Federal National Mortgage Corporation: 3.9%
16,606,610		5.500%, due 01/01/36	4,054,761

		Total U.S. Government Agency Obligations (Cost $4,599,525)	4,054,761

U.S. TREASURY OBLIGATIONS: 5.9%

		U.S. Treasury Notes: 5.9%
4,371,000		3.125%, due 11/30/09	4,377,150
1,803,000		3.375%, due 11/30/12	1,797,508
60,000		4.500%, due 05/15/10	62,020

		Total U.S. Treasury Obligations (Cost $6,253,210)	6,236,678

ASSET-BACKED SECURITIES: 7.9%

		Automobile Asset-Backed Securities: 0.8%
378,774	C	AmeriCredit Automobile Receivables Trust, 4.220%, due 07/06/09	378,267
481,472	C	Morgan Stanley Auto Loan Trust, 3.240%, due 03/15/12	479,637

			857,904

		Other Asset-Backed Securities: 7.1%
4,617,512	C	Bear Stearns Asset-Backed Securities, Inc., 5.245%, due 06/25/36	3,971,060
2,500,000	#,C	Franklin CLO Ltd., 6.096%, due 05/09/12	2,497,950
1,000,000	@@,#, C	TCW Select Loan Fund Ltd., Inc., 5.953%, due 10/10/13	985,000

			7,454,010

		Total Asset-Backed Securities (Cost $8,973,291)	8,311,914

COLLATERALIZED MORTGAGE OBLIGATIONS: 23.8%
306,136	C	Citigroup Mortgage Loan Trust, Inc., 5.612%, due 04/25/37	302,958

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING EquitiesPlus Portfolio
as of December 31, 2007 (continued)

Principal
Amount			Value

$1,560,060	C	Countrywide Alternative Loan Trust, 5.565%, due 09/25/36	$1,558,696
3,647,250	C	Credit Suisse Mortgage Capital Certificates, 5.489%, due 08/25/36	3,641,176
723,000	C	Greenwich Capital Commercial Funding Corp., 5.117%, due 04/10/37	724,713
573,000	C	LB-UBS Commercial Mortgage Trust, 5.103%, due 11/15/30	574,353
4,000,000		Residential Capital Corp., 5.646%, due 06/09/08	3,440,000
436,482	C	Residential Funding Mortgage Security I, 5.265%, due 04/25/18	434,820
4,576,271	C	Residential Funding Mortgage Security I, 6.000%, due 06/25/36	4,609,148
3,166,915	C	Washington Mutual Mortgage Pass-Through Certificates, 5.389%, due 07/25/36	3,143,681
1,174,961	C	Washington Mutual Mortgage Pass-Through Certificates, 5.683%, due 06/25/37	1,173,449
2,481,116	C	Washington Mutual Mortgage Pass-Through Certificates, 5.733%, due 05/25/46	2,467,644
2,956,553	C	Washington Mutual Mortgage Pass-Through Certificates, 5.815%, due 10/25/36	2,943,120

		Total Collateralized Mortgage Obligations (Cost $25,579,382)	25,013,758

		Total Long-Term Investments (Cost $94,081,430)	91,958,404

SHORT-TERM INVESTMENTS: 12.2%

		Mutual Fund: 7.3%
7,650,000	**	ING Institutional Prime Money Market Fund	7,650,000

		Total Mutual Fund (Cost $7,650,000)	7,650,000

		U.S. Treasury Bills: 4.7%
5,000,000		3.019%, due 04/24/08	4,950,325

		Total U.S. Treasury Bills (Cost $4,938,630)	4,950,325

		Repurchase Agreement: 0.2%
196,000		Goldman Sachs Repurchase Agreement dated 12/31/07, 4.150%, due 01/02/08, $196,045 to be received upon repurchase (Collateralized by $183,000 Federal Home Loan Mortgage Corporation, 5.750%, Market Value plus accrued interest $200,320, due 01/15/12)	196,000

		Total Repurchase Agreement (Cost $196,000)	196,000

		Total Short-Term Investments (Cost $12,784,630)	12,796,325

	Total Investments in Securities
	(Cost $106,866,060)*	99.8%	$104,754,729
	Other Assets and Liabilities - Net	0.2	235,836

	Net Assets	100.0%	$104,990,565

@@	Foreign Issuer
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
P	Preferred Stock may be called prior to convertible date.
**	Investment in affiliate
ˆ	Interest Only (IO) Security

*	Cost for federal income tax purposes is $106,866,060.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$1,397,757
Gross Unrealized Depreciation	(3,509,088)

Net Unrealized Depreciation	$(2,111,311)

ING EquitiesPlus Portfolio Open Futures Contracts on December 31, 2007:

		Notional		Unrealized
Contract	Number of	Market	Expiration	Appreciation/
Description	Contracts	Value ($)	Date	(Depreciation)

Long Contracts
S&P 500	100	36,930,000	03/19/08	$(532,950)
S&P 500 E-Mini	784	57,906,240	03/20/08	(834,965)
U.S. Treasury 5-Year Note	30	3,308,438	03/31/08	2,503
U.S. Treasury Long Bond	89	10,357,375	03/19/08	(128,160)

				$(1,493,572	) ,

Short Contracts
U.S. Treasury 2-Year Note	79	(16,609,750)	03/31/08	$(11,307)

				$(11,307)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING EquitiesPlus Portfolio
as of December 31, 2007 (continued)

ING EquitiesPlus Portfolio Credit Default Swap Agreements Outstanding on December 31, 2007:

	Reference Entity/	Buy/Sell	(Pay)/Receive	Termination		Notional	Unrealized
Counterparty	Obligation	Protection	Fixed Rate (%)	Date		Amount	Depreciation

UBS AG, London	XL Capital Assurance Inc. (no specified obligation )	Buy	(6.400)	12/20/12	USD	1,000,000	$(9,709)

							$(9,709)

ING EquitiesPlus Portfolio Interest Rate Swap Agreements Outstanding on December 31, 2007:

			Notional
	Termination		Principal	Unrealized
	Date		Amount	Depreciation

Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 5.110% Counterparty: UBS AG, London	09/25/08	USD	3,500,000	$(63,849)
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 5.235% Counterparty: UBS AG, London	08/24/09	USD	5,500,000	(192,308)
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 5.246% Counterparty: UBS AG, London	08/30/09	USD	5,500,000	(192,752)

				$(448,909)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Evergreen Health Sciences Portfolio
as of December 31, 2007

Shares			Value

COMMON STOCK: 91.5%

		Biotechnology: 15.1%
49,069	@	Alexion Pharmaceuticals, Inc.	$3,681,647
61,497	@	AMAG Pharmaceuticals, Inc.	3,697,815
80,080	@	Amgen, Inc.	3,718,915
88,251	@	Applera Corp. — Celera Genomics Group	1,400,543
109,775	@	Arqule, Inc.	636,695
24,431	@	Biogen Idec, Inc.	1,390,613
24,936	@	Bio-Rad Laboratories, Inc.	2,583,868
35,235	@	Celgene Corp.	1,628,209
211,000	@	Enzo Biochem, Inc.	2,688,140
32,267	@	Genentech, Inc.	2,164,148
119,818	@	Human Genome Sciences, Inc.	1,250,900
189,721	@	Incyte Corp.	1,906,696
19,373	@	Nanosphere, Inc.	271,028
191,592	@	Orchid Cellmark, Inc.	957,960
55,000	@,@@	Qiagen NV	1,157,750
58,363	@	Regeneron Pharmaceuticals, Inc.	1,409,466
124,409	@,I	Sequenom, Inc.	1,188,106
90,000	@	Vertex Pharmaceuticals, Inc.	2,090,700

			33,823,199

		Chemicals: 6.9%
148,486	@@	Bayer AG	13,544,393
8,000	@@	Syngenta AG	2,030,082

			15,574,475

		Commercial Services: 2.1%
36,000		McKesson Corp.	2,358,360
55,500		Pharmaceutical Product Development, Inc.	2,240,535

			4,598,895

		Electronics: 2.9%
60,000		Applera Corp. — Applied Biosystems Group	2,035,200
78,417	@	Thermo Electron Corp.	4,523,093

			6,558,293

		Healthcare — Products: 19.3%
88,417	@	Abiomed, Inc.	1,374,000
14,436	@,@@	Axis-Shield PLC	69,829
32,000		Beckman Coulter, Inc.	2,329,600
157,000	@	Boston Scientific Corp.	1,825,910
87,515	@	Cepheid, Inc.	2,306,020
34,000	@@	Covidien Ltd.	1,505,860
152,000	@	ev3, Inc.	1,931,920
61,593	@	Gen-Probe, Inc.	3,876,047
59,500	@	Helicos BioSciences Corp.	621,180
36,000	@	Hologic, Inc.	2,471,040
60,000		Invacare Corp.	1,512,000
64,000	@	Inverness Medical Innovations, Inc.	3,595,520
77,000		Medtronic, Inc.	3,870,790
139,084	@	NMT Medical, Inc.	781,652
137,274	@@	Smith & Nephew PLC	1,574,945
55,205	@	St. Jude Medical, Inc.	2,243,531
14,500	@@	Synthes, Inc.	1,802,840
116,000	@	Thoratec Corp.	2,110,040
62,500	@	Trans1, Inc.	1,029,375
44,000	@	Varian Medical Systems, Inc.	2,295,040
23,571		Vital Signs, Inc.	1,204,950
112,000	@	Zoll Medical Corp.	2,992,640

			43,324,729

		Healthcare — Services: 5.5%
37,517		Brookdale Senior Living, Inc.	1,065,858
117,000	@	Emeritus Corp.	2,942,550
27,331	@@	Fresenius AG	2,285,221
19,887	@@	Fresenius Medical Care AG & Co. KGaA	1,058,852
56,214	@	WellPoint, Inc.	4,931,654

			12,284,135

		Pharmaceuticals: 37.3%
72,607		Abbott Laboratories	4,076,883
1,086,500	@,@@	Antisoma PLC	540,877
36,000	@	Array Biopharma, Inc.	303,120
102,000	@	Auxilium Pharmaceuticals, Inc.	3,058,980
100,740	@	BioMarin Pharmaceuticals, Inc.	3,566,196
97,146		Bristol-Myers Squibb Co.	2,576,312
72,500		Cardinal Health, Inc.	4,186,875
38,500	@	Cephalon, Inc.	2,762,760
93,200	@@	Chugai Pharmaceutical Co., Ltd.	1,332,930
112,835	@,@@	Eurand NV	1,782,793
90,000	@	Forest Laboratories, Inc.	3,280,500
51,842	@	Hospira, Inc.	2,210,543
194,379	@	Indevus Pharmaceuticals, Inc.	1,350,934
75,000	@	Inspire Pharmaceuticals, Inc.	448,500
74,976	@@	Ipsen	4,521,373
159,127	@	Isis Pharmaceuticals, Inc.	2,506,250
16,000	@	Medco Health Solutions, Inc.	1,622,400
173,483		Merck & Co., Inc.	10,081,097
25,504	@@	Merck KGaA	3,330,870
42,843	@@	Novartis AG ADR	2,326,803
36,000	@@	Novo-Nordisk A/S	2,350,130
66,071	@	OSI Pharmaceuticals, Inc.	3,205,104
11,908	@@	Roche Holding AG	2,058,486
183,183		Schering-Plough Corp.	4,879,995
63,000	@	Sepracor, Inc.	1,653,750
148,000	@@	Shire PLC	3,403,212
29,725	@	Sirtris Pharmaceuticals, Inc.	406,935
170,126	@	Spectrum Pharmaceuticals, Inc.	462,743
25,000	@@	Teva Pharmaceutical Industries Ltd. ADR	1,162,000
331,000	@,@@	Theratechnologies, Inc.	3,648,898
99,180	@	Theravance, Inc.	1,934,010
23,000	@	United Therapeutics Corp.	2,245,950
10,000	@	Xenoport, Inc.	558,800

			83,837,009

		Retail: 2.3%
129,559		CVS Caremark Corp.	5,149,974

			5,149,974

		Software: 0.1%
174,390	@,@@	Medipattern Corp.	280,946

			280,946

		Total Common Stock (Cost $175,425,974)	205,431,655

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 7.0%

		U.S. Government Agency Obligations: 7.0%
$15,708,000	Z	Federal Home Loan Bank, 3.050%, due 01/02/08	$15,705,338

		Total Short-Term Investments (Cost $15,705,338)	15,705,338

	Total Investments in Securities
	(Cost $191,131,312)*	98.5%	$221,136,993
	Other Assets and Liabilities - Net	1.5	3,356,001

	Net Assets	100.0%	$224,492,994

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Evergreen Health Sciences Portfolio
as of December 31, 2007 (continued)

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
I	Illiquid security.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $192,036,840.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$39,615,852
Gross Unrealized Depreciation	(10,515,699)

Net Unrealized Appreciation	$29,100,153

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Evergreen Omega Portfolio
as of December 31, 2007

Shares			Value

COMMON STOCK: 99.9%

		Advertising: 2.5%
103,258		Omnicom Group	$4,907,853

			4,907,853

		Apparel: 2.8%
301,450	@	Timberland Co.	5,450,216

			5,450,216

		Beverages: 3.0%
95,887		Coca-Cola Co.	5,884,585

			5,884,585

		Biotechnology: 5.1%
192,687	@	Amgen, Inc.	8,948,384
18,386	@	Biogen Idec, Inc.	1,046,531

			9,994,915

		Commercial Services: 1.2%
32,450	@	Apollo Group, Inc. — Class A	2,276,368

			2,276,368

		Computers: 2.6%
208,514	@	Dell, Inc.	5,110,678

			5,110,678

		Cosmetics/Personal Care: 2.3%
61,203		Procter & Gamble Co.	4,493,524

			4,493,524

		Diversified Financial Services: 4.8%
85,350		Citigroup, Inc.	2,512,704
94,550		Legg Mason, Inc.	6,916,333

			9,429,037

		Food: 1.5%
52,300		McCormick & Co., Inc.	1,982,693
22,350		Whole Foods Market, Inc.	911,880

			2,894,573

		Healthcare — Products: 6.7%
130,871		Medtronic, Inc.	6,578,885
41,354	@	St. Jude Medical, Inc.	1,680,627
74,262	@	Zimmer Holdings, Inc.	4,912,431

			13,171,943

		Healthcare — Services: 0.9%
21,250	@	WellPoint, Inc.	1,864,263

			1,864,263

		Household Products/Wares: 1.5%
44,350		Clorox Co.	2,890,290

			2,890,290

		Insurance: 3.9%
290,381		Marsh & McLennan Cos., Inc.	7,686,385

			7,686,385

		Internet: 14.5%
153,882	@	Amazon.com, Inc.	14,255,628
191,486	@	eBay, Inc.	6,355,420
11,215	@	Google, Inc. — Class A	7,754,948

			28,365,996

		Leisure Time: 0.9%
41,143		Carnival Corp.	1,830,452

			1,830,452

		Miscellaneous Manufacturing: 0.9%
44,274	@@	Tyco International Ltd.	1,755,464

			1,755,464

		Oil & Gas: 1.4%
14,950		Chevron Corp.	1,395,284
15,424		ConocoPhillips	1,361,939

			2,757,223

		Pharmaceuticals: 7.0%
96,868		Bristol-Myers Squibb Co.	2,568,939
171,050	@@	Novartis AG ADR	9,289,726
80,093		Pfizer, Inc.	1,820,514

			13,679,179

		Retail: 5.4%
48,509		Best Buy Co., Inc.	2,553,999
69,200		Home Depot, Inc.	1,864,248
43,013		Target Corp.	2,150,650
83,156		Wal-Mart Stores, Inc.	3,952,405

			10,521,302

		Semiconductors: 8.8%
488,078		Altera Corp.	9,429,667
185,595		Intel Corp.	4,947,963
20,621		KLA-Tencor Corp.	993,107
58,221		Texas Instruments, Inc.	1,944,581

			17,315,318

		Software: 9.6%
36,680		Automatic Data Processing, Inc.	1,633,360
44,000	@	Avid Technology, Inc.	1,246,960
211,506		Microsoft Corp.	7,529,614
369,842	@	Oracle Corp.	8,351,032

			18,760,966

		Telecommunications: 6.5%
203,620	@	Cisco Systems, Inc.	5,511,993
184,762		Qualcomm, Inc.	7,270,385

			12,782,378

		Textiles: 3.2%
188,050		Cintas Corp.	6,322,241

			6,322,241

		Transportation: 2.9%
108,750		Expeditors International Washington, Inc.	4,858,950
12,150		United Parcel Service, Inc. — Class B	859,248

			5,718,198

		Total Common Stock (Cost $176,726,205)	195,863,347

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 0.1%

		U.S. Government Agency Obligations: 0.1%
$113,000	Z	Federal Home Loan Bank, 3.050%, due 01/02/08	$112,981

		Total Short-Term Investments (Cost $112,981)	112,981

	Total Investments in Securities
	(Cost $176,839,186)*	100.0%	$195,976,328
	Other Assets and Liabilities - Net	0.0	34,878

	Net Assets	100.0%	$196,011,206

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Evergreen Omega Portfolio
as of December 31, 2007 (continued)

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $176,884,084.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$29,121,733
Gross Unrealized Depreciation	(10,029,489)

Net Unrealized Appreciation	$19,092,244

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Focus 5 Portfolio
as of December 31, 2007

Shares			Value

COMMON STOCK: 97.2%

		Aerospace/Defense: 1.9%
$28,500	@@	BAE Systems PLC	$282,831
25,200		Kaman Corp.	927,612
11,700	@	LMI Aerospace, Inc.	305,770
43,800	@@	Meggitt PLC	289,870
4,700	@@	Thales SA	279,971

			2,086,054

		Agriculture: 2.4%
4,280	@@	Altadis SA	310,554
27,600		Altria Group, Inc.	2,086,008
5,300	@@	Imperial Tobacco Group PLC	286,661

			2,683,223

		Airlines: 0.3%
8,100	@@	Air France-KLM	283,083

			283,083

		Auto Manufacturers: 2.6%
2,930	@@	DaimlerChrysler AG	282,737
83,000		General Motors Corp.	2,065,870
3,700	@@	Peugeot SA	280,367
12,020	@@	Scania AB — B Shares	285,282

			2,914,256

		Auto Parts & Equipment: 1.0%
15,800	@@	Autoliv, Inc.	832,818
2,360	@@	Continental AG	307,941

			1,140,759

		Building Materials: 1.0%
3,000	@@	Cie de Saint-Gobain	282,715
8,100	@@	CRH PLC	282,447
2,040	@@	Geberit AG — Reg	277,882
1,600	@@	Lafarge SA	290,540

			1,133,584

		Chemicals: 4.7%
3,600	@@	Akzo Nobel NV	289,808
13,800		Eastman Chemical Co.	843,042
47,400		EI DuPont de Nemours & Co.	2,089,866
9,400		Penford Corp.	240,546
12,000		PPG Industries, Inc.	842,760
15,700		Rohm & Haas Co.	833,199

			5,139,221

		Commercial Services: 3.3%
9,350	@@	Abertis Infraestructuras SA	298,452
44,800		Answerthink, Inc.	216,832
19,800	@@	Bunzl PLC	279,993
25,800		Deluxe Corp.	848,562
14,800	@	Exponent, Inc.	400,192
14,800	@	Kendle International, Inc.	724,016
22,500		RR Donnelley & Sons Co.	849,150

			3,617,197

		Computers: 2.2%
29,400		Diebold, Inc.	852,012
33,200	@	Netscout Systems, Inc.	425,192
32,500	@	Radiant Systems, Inc.	559,975
21,500	@	Stratasys, Inc.	555,560

			2,392,739

		Distribution/Wholesale: 0.8%
18,000		Genuine Parts Co.	833,400

			833,400

		Diversified Financial Services: 3.8%
71,700		Citigroup, Inc.	2,110,848
48,500		JPMorgan Chase & Co.	2,117,025

			4,227,873

		Electric: 2.1%
22,600		Constellation Energy Group, Inc.	2,317,178

			2,317,178

		Electronics: 2.1%
14,800		Badger Meter, Inc.	665,260
19,498		Cubic Corp.	764,322
38,400		Methode Electronics, Inc.	631,296
13,700	@	Spectrum Control, Inc.	209,873

			2,270,751

		Engineering & Construction: 3.7%
3,400	@@	Bouygues SA	282,517
15,900		Fluor Corp.	2,316,948
18,825	@	Layne Christensen Co.	926,378
72,000	@@	SembCorp Industries Ltd.	290,111
3,800	@@	Vinci SA	281,032

			4,096,986

		Entertainment: 0.3%
28,800	@@	Aristocrat Leisure Ltd.	282,183

			282,183

		Environmental Control: 0.7%
25,500		Waste Management, Inc.	833,085

			833,085

		Food: 5.2%
15,900	@@	Associated British Foods PLC	284,697
22,800	@@	Cadbury Schweppes PLC	278,773
35,400		ConAgra Foods, Inc.	842,166
3,300	@@	Delhaize Group	289,701
21,500		Hershey Co.	847,100
18,100		HJ Heinz Co.	844,908
33,400	@@	J Sainsbury PLC	281,422
60	@@	Nestle SA	27,551
17,300	@@	Orkla ASA	331,240
64,900	@,@@	SunOpta, Inc.	866,415
29,900	@@	Tesco PLC	284,425
7,600	@@	Unilever NV	279,230
9,600	@@	Woolworths Ltd.	284,698

			5,742,326

		Food Service: 0.2%
4,500	@@	Sodexho Alliance SA	276,283

			276,283

		Forest Products & Paper: 1.6%
26,100		International Paper Co.	845,118
26,700		MeadWestvaco Corp.	835,710
29,300	@@	OJI Paper Co., Ltd.	143,951

			1,824,779

		Gas: 0.4%
8,100		EnergySouth, Inc.	469,800

			469,800

		Hand/Machine Tools: 0.2%
13,900	@@	Sandvik AB	238,375

			238,375

		Healthcare — Products: 2.0%
12,600	@	Cynosure, Inc. — Class A	$334,768
11,900	@	Exactech, Inc.	248,198
7,300	@	Hanger Orthopedic Group, Inc.	80,373
19,000	@	IRIS International, Inc.	372,780

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Focus 5 Portfolio
as of December 31, 2007 (continued)

Shares			Value

		Healthcare — Products (continued)
27,600	@	Sonic Innovations, Inc.	$213,072
18,600	@	SurModics, Inc.	1,009,422

			2,258,613

		Home Builders: 0.8%
22,900		MDC Holdings, Inc.	850,277

			850,277

		Home Furnishings: 0.6%
11,680	@@	Electrolux AB	193,729
14,800	@	Universal Electronics, Inc.	494,912

			688,641

		Household Products/Wares: 1.8%
15,900		Avery Dennison Corp.	844,926
21,500	@@	Husqvarna AB — B Shares	254,666
12,100		Kimberly-Clark Corp.	839,014

			1,938,606

		Internet: 0.5%
63,600	@	NIC, Inc.	536,784

			536,784

		Iron/Steel: 2.9%
9,340	@@	Ssab Svenskt Stal AB	252,061
4,600	@@	ThyssenKrupp AG	258,979
19,500		United States Steel Corp.	2,357,745
4,100	@@	Voestalpine AG	293,842

			3,162,627

		Leisure Time: 1.8%
19,000		Carnival Corp.	845,310
17,500		Polaris Industries, Inc.	835,975
47,900	@,@@	TUI Travel PLC	280,090

			1,961,375

		Lodging: 0.5%
3,500	@@	Accor SA	279,793
16,100	@@	Intercontinental Hotels Group PLC	280,566

			560,359

		Machinery — Construction & Mining: 0.5%
17,280	@@	Atlas Copco AB	256,838
17,980	@@	Atlas Copco AB — Class B	245,051

			501,889

		Machinery — Diversified: 4.0%
19,400	@	Columbus McKinnon Corp.	632,828
25,300		Deere & Co.	2,355,936
4,520	@@	Kone OYJ	315,573
19,100		Tennant Co.	841,647
8,390	@@	Zardoya-Otis SA	235,512

			4,381,496

		Media: 1.8%
48,300		Belo Corp.	842,352
22,700	@@	British Sky Broadcasting PLC	279,228
3,800	@@	Lagardere SCA	284,583
20,800	@@	Reed Elsevier PLC	281,344
8,700	@@	Wolters Kluwer NV	286,191

			1,973,698

		Metal Fabricate/Hardware: 1.4%
12,880	@@	Assa Abloy AB	258,292
7,220	@@	Norsk Hydro ASA	102,805
22,000	@	RBC Bearings, Inc.	956,120
13,960	@@	SKF AB — B Shares	235,303

			1,552,520

		Mining: 0.3%
94,000	@@	Oxiana Ltd.	283,181

			283,181

		Miscellaneous Manufacturing: 5.9%
78,900		General Electric Co.	2,924,826
21,400		Kopper Holdings, Inc.	925,257
11,800	@	Park-Ohio Holdings Corp.	296,534
32,600		Textron, Inc.	2,324,380

			6,470,997

		Oil & Gas: 6.7%
5,900		Diamond Offshore Drilling	837,800
22,900		Hess Corp.	2,309,694
27,300		Murphy Oil Corp.	2,316,132
4,540	@@	OMV AG	366,488
37,100	@@	Origin Energy Ltd.	286,435
7,250	@@	Repsol YPF SA	258,631
6,800	@@	Royal Dutch Shell PLC — Class B	283,463
16,278	@@	Statoil ASA	502,189
6,400	@@	Woodside Petroleum Ltd.	280,523

			7,441,355

		Oil & Gas Services: 3.6%
5,900	@	Bolt Technology Corp.	219,985
10,100	@	Mitcham Industries, Inc.	207,656
18,900	@	NATCO Group, Inc.	1,023,435
9,100	@@	SBM Offshore NV	286,905
31,000		Smith International, Inc.	2,289,350

			4,027,331

		Packaging & Containers: 1.5%
31,000		Bemis Co.	848,780
25,700		Sonoco Products Co.	839,876

			1,688,656

		Pharmaceuticals: 7.9%
22,800	@	Bentley Pharmaceuticals, Inc.	344,052
5,300	@@	Eisai Co., Ltd.	207,430
15,700		Eli Lilly & Co.	838,223
32,000	@	Express Scripts, Inc.	2,336,000
23,200	@	Medco Health Solutions, Inc.	2,352,480
5,070	@@	Novartis AG	277,265
91,700		Pfizer, Inc.	2,084,341
3,000	@@	Sanofi-Aventis	274,621

			8,714,412

		Real Estate: 0.3%
71,000	@@	Fraser and Neave Ltd.	291,014

			291,014

		Retail: 3.1%
78,700		Home Depot, Inc.	2,120,178
1,800	@@	PPR	289,133
39,100	@	Rush Enterprises, Inc. — Class A	710,838
10,300	@@	Whitbread PLC	283,251

			3,403,400

		Semiconductors: 1.3%
21,700	@	Netlogic Microsystems, Inc.	698,740
26,200	@	Pericom Semiconductor Corp.	489,940
19,500	@@	STMicroelectronics NV	278,929

			1,467,609

		Software: 0.8%
43,300	@	Phase Forward, Inc.	941,775

			941,775

		Telecommunications: 6.4%
49,500		AT&T, Inc.	2,057,220
9,900	@@	Elisa OYJ	302,762
18,000	@	Geoeye, Inc.	604,357

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Focus 5 Portfolio
as of December 31, 2007 (continued)

Shares			Value

		Telecommunications (continued)
7,700	@@	Hellenic Telecommunications Organization SA	$281,671
33,300	@	Novatel Wireless, Inc.	539,460
10,800	@@	SES — FDR	284,223
23,900		Shenandoah Telecommunications Co.	571,311
15,120	@,@@	Telenor ASA	358,782
47,100		Verizon Communications, Inc.	2,057,799

			7,057,585

		Transportation: 0.3%
28,200	@@	Toll Holdings Ltd.	281,552

			281,552

		Total Common Stock (Cost $107,999,625)	107,238,887

EXCHANGE-TRADED FUNDS: 1.0%

		Exchange-Traded Funds: 1.0%
14,300	@@	iShares MSCI EAFE Index Fund	1,122,550

		Total Exchange-Traded Funds (Cost $1,131,394)	1,122,550

		Total Long-Term Investments (Cost $109,131,019)	108,361,437

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 5.1%

		Repurchase Agreement: 5.1%
$5,638,000	S	Deutsche Bank Repurchase Agreement dated 12/31/07, 4.250%, due 01/02/08, $5,639,331 to be received upon repurchase (Collateralized by $5,367,000 Federal Home Loan Mortgage Corporation, 5.250%, Market Value plus accrued interest $5,754,556, due 07/18/11)	$5,638,000

		Total Short-Term Investments (Cost $5,638,000)	5,638,000

	Total Investments in Securities
	(Cost $114,769,019)*	103.3%	$113,999,437
	Other Assets and Liabilities - Net	(3.3)	(3,592,216)

	Net Assets	100.0%	$110,407,221

@	Non-income producing security
@@	Foreign Issuer
FDR	Fiduciary Depositary Receipt
S	All or a portion of this security is segregated for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.

*	Cost for federal income tax purposes is $115,086,879.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$1,353,914
Gross Unrealized Depreciation	(2,441,356)

Net Unrealized Depreciation	$(1,087,442)

ING Focus 5 Portfolio Open Futures Contracts on December 31, 2007:

	Number			Unrealized
	of	Notional	Expiration	Appreciation/
Contract Description	Contracts	Market Value ($)	Date	(Depreciation)

Long Contracts

DJIA Mini e-CBOT	4	266,560	03/19/08	$(3,714)
S&P 500 E-Mini	3	221,580	03/20/08	(2,101)

				$(5,815)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Real Estate Portfolio
as of December 31, 2007

Shares			Value

COMMON STOCK: 30.3%

		Holding Companies — Diversified: 0.6%
339,800	@@	Wharf Holdings Ltd.	$1,757,792

			1,757,792

		Lodging: 0.6%
195,300	@@	Mandarin Oriental International Ltd.	456,188
181,900	@@	Shangri-La Asia Ltd.	565,727
16,500		Starwood Hotels & Resorts Worldwide, Inc.	726,495

			1,748,410

		Real Estate: 28.2%
865,800	@@	Agile Property Holdings Ltd.	1,554,326
176,500	@@	Allgreen Properties Ltd.	179,830
683,600	@@	Ascott Group Ltd.	572,051
106,400	@,@@	BR Malls Participacoes SA	1,434,607
111,050	@@	Brookfield Properties Co. (U.S. Denominated Security)	2,137,713
932,400	@@	CapitaLand Ltd.	4,011,561
478,700	@@	Cheung Kong Holdings Ltd.	8,745,590
442,271	@@	Citycon OYI	2,359,410
117,600	@,@@	Conwert Immobilien Invest AG	2,051,934
16,640	@@	DIC Asset AG	517,528
602,200	@@	Hang Lung Group Ltd.	3,253,973
648,900	@@	Hang Lung Properties Ltd.	2,899,320
21,900	@,@@	Hirco PLC	164,786
258,100	@@	Hongkong Land Holdings Ltd.	1,264,098
95,900	@@	Hufvudstaden AB	923,230
90,200	@@	Keppel Land Ltd.	451,309
388,690	@@	Kerry Properties Ltd.	3,090,637
502,300	@@	Mitsubishi Estate Co., Ltd.	11,967,270
474,100	@@	Mitsui Fudosan Co., Ltd.	10,224,655
90,600	@@	Norwegian Property ASA	1,100,779
441	@@	NTT Urban Development Corp.	706,011
445,200	@@	Shimao Property Holdings Ltd.	1,116,514
1,214,700	@@	Shui On Land Ltd.	1,402,431
529,300	@@	Sino Land Co.	1,853,499
145,900	@@	Sponda OYJ	1,734,689
178,700	@@	Sumitomo Realty & Development Co., Ltd.	4,370,300
606,900	@@	Sun Hung Kai Properties Ltd.	12,747,057
386,320	@@	Wing Tai Holdings Ltd.	714,396

			83,549,504

		Storage/Warehousing: 0.9%
713,400	@@	Safestore Holdings Ltd.	2,523,126

			2,523,126

		Total Common Stock (Cost $81,481,241)	89,578,832

REAL ESTATE INVESTMENT TRUSTS: 65.4%

		Apartments: 3.6%
30,260		AvalonBay Communities, Inc.	2,848,676
48,100		BRE Properties, Inc.	1,949,493
14,900		Equity Residential	543,403
11,900		Essex Property Trust, Inc.	1,160,131
30,900	L	Home Properties, Inc.	1,385,865
273	@@	New City Residence Investment Corp.	1,113,244
133	@@	Nippon Accommodations Fund, Inc.	689,428
28,200		Post Properties, Inc.	990,384

			10,680,624

		Diversified: 19.7%
875,500	@,@@	Ascendas Real Estate Investment Trust	1,482,148
168,200	@@	British Land Co. PLC	3,154,188
190,200	@@	Brixton PLC	1,104,961
53,240	@@	Corio NV	4,307,002
1,100,800	@@	DB Rreef Trust	1,921,617
20,270	@@	Eurocommercial Properties NV	1,047,147
812,900	@@	GPT Group	2,861,108
161,700	@@	Hammerson PLC	3,295,453
128	@@	Kenedix Realty Investment Corp.	845,672
11,490	@@	Klepierre	587,274
201,110	@@	Land Securities Group PLC	6,026,762
995,500	@@	Macquarie Goodman Group	4,236,790
42,330	@@	Mercialys	1,619,679
712,800	@@	Mirvac Group	3,725,150
125	@@	Nomura Real Estate Residential Fund, Inc.	712,021
187,100	@@	Segro PLC	1,740,655
625,000	@@	Stockland	4,587,400
48,819	@@	Unibail	10,697,758
935,175	@@	Valad Property Group	1,053,035
38,200		Vornado Realty Trust	3,359,690

			58,365,510

		Health Care: 4.8%
86,500	L	HCP, Inc.	3,008,470
31,200	L	Health Care Real Estate Investment Trust, Inc.	1,394,328
84,500	L	Nationwide Health Properties, Inc.	2,650,765
93,400		Omega Healthcare Investors, Inc.	1,499,070
126,100	L	Ventas, Inc.	5,706,025

			14,258,658

		Hotels: 1.7%
53,400		FelCor Lodging Trust, Inc.	832,506
156,044		Host Hotels & Resorts, Inc.	2,658,990
26,500		LaSalle Hotel Properties	845,350
47,100		Strategic Hotel Capital, Inc.	787,983

			5,124,829

		Office Property: 9.9%
38,600		BioMed Realty Trust, Inc.	894,362
71,200		Boston Properties, Inc.	6,536,872
35,000		Corporate Office Properties Trust SBI MD	1,102,500
133,500	@@	Derwent Valley Holdings PLC	3,711,905
61,100		Douglas Emmett, Inc.	1,381,471
109,400	@@	Great Portland Estates PLC	1,019,343
46,600		Highwoods Properties, Inc.	1,369,108
198	@@	Japan Real Estate Investment Corp.	2,457,370
26,900		Kilroy Realty Corp.	1,478,424
218	@@	Nippon Building Fund, Inc.	3,044,330
44,100		SL Green Realty Corp.	4,121,586
6,490	@@	Societe de la Tour Eiffel	890,611
7,900	@@	Societe Immobiliere de Location pour l’Industrie et le Commerce	1,157,924

			29,165,806

		Regional Malls: 6.6%
84,300	L	General Growth Properties, Inc.	3,471,474
49,200		Macerich Co.	3,496,152
118,500		Simon Property Group, Inc.	10,292,910
43,000		Taubman Centers, Inc.	2,115,170

			19,375,706

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Real Estate Portfolio
as of December 31, 2007 (continued)

Shares			Value

		Shopping Centers: 15.0%
8,300	@,@@, #	Calloway Real Estate Investment Trust	$205,955
32,600	@@	Calloway Real Estate Investment Trust	808,931
1,273,400	@,@@	CapitaMall Trust	3,019,347
1,014,600	@@	CFS Retail Property Trust	2,075,077
31,300	L	Equity One, Inc.	720,839
53,700		Federal Realty Investment Trust	4,411,455
187	@@	Japan Retail Fund Investment Corp.	1,326,047
82,700		Kimco Realty Corp.	3,010,280
958,900	@@	Link Real Estate Investment Trust	2,064,598
770,100	@@	Macquarie CountryWide Trust	1,107,889
543,300	@@	Macquarie DDR Trust	365,590
63,300		Regency Centers Corp.	4,082,217
127,600	@@	RioCan Real Estate Investment Trust	2,821,047
33,700	L	Tanger Factory Outlet Centers, Inc.	1,270,827
926,230	@@	Westfield Group	16,933,820

			44,223,919

		Storage: 0.6%
56,300		Extra Space Storage, Inc.	804,527
14,378		Public Storage, Inc.	1,055,489

			1,860,016

		Warehouse/Industrial: 3.5%
40,600		AMB Property Corp.	2,336,936
169	@@	Japan Logistics Fund, Inc.	1,217,626
108,800		Prologis	6,895,744

			10,450,306

		Total Real Estate Investment Trusts (Cost $204,063,708)	193,505,374

MUTUAL FUNDS: 0.3%

		Open-End Funds: 0.3%
471,600	@@,**	ING Industrial Fund	1,044,861

		Total Mutual Funds (Cost $1,118,175)	1,044,861

RIGHTS: 0.0%

		Holding Companies — Diversified: 0.0%
42,475	@@	Wharf Holdings Ltd.	58,286

		Total Rights (Cost $—)	58,286

WARRANTS: 0.0%

		Real Estate: 0.0%
30,358	@,@@	China Overseas Land & Investment Ltd.	16,586

		Total Warrants (Cost $—)	16,586

		Total Long-Term Investments (Cost $286,663,124)	284,203,939

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 3.6%

		Securities Lending CollateralCC: 3.6%
$10,531,145		Bank of New York Mellon Corp. Institutional Cash Reserves	$10,531,145

		Total Short-Term Investments (Cost $10,531,145)	10,531,145

	Total Investments in Securities
	(Cost $297,194,269)*	99.6%	$294,735,084
	Other Assets and Liabilities - Net	0.4	1,262,101

	Net Assets	100.0%	$295,997,185

@	Non-income producing security
@@	Foreign Issuer
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2007.
**	Investment in affiliate

*	Cost for federal income tax purposes is $305,490,304.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$11,592,008
Gross Unrealized Depreciation	(22,347,228)

Net Unrealized Depreciation	$(10,775,220)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Resources Portfolio
as of December 31, 2007

Shares			Value

COMMON STOCK: 97.2%

		Building Materials: 1.0%
1,331,550	@@	Norbord, Inc.	$10,739,287

			10,739,287

		Engineering & Construction: 1.6%
5,054,500	@,@@	Boart Longyear Group	10,321,713
164,300	@,L	Layne Christensen Co.	8,085,203

			18,406,916

		Forest Products & Paper: 0.2%
1,699,200	@,@@	Catalyst Paper Corp.	2,703,018

			2,703,018

		Holding Companies — Diversified: 0.1%
125,651	@,L	JK Acquisition Corp.	704,902

			704,902

		Iron/Steel: 2.5%
1,527,300	@,@@	Consolidated Thompson Iron Mines Ltd.	9,888,492
98,250		Nucor Corp.	5,818,365
99,600	L	United States Steel Corp.	12,042,636

			27,749,493

		Mining: 17.1%
149,750		Alcoa, Inc.	5,473,363
450,528	@@	Aquarius Platinum Ltd.	5,152,487
271,550	@@	Barrick Gold Corp.	11,418,678
2,182,000	@,@@	Centamin Egypt Ltd.	2,719,347
230,642	@@,L	Cia Vale do Rio Doce ADR	7,535,074
1,156,850	@,@@	Eldorado Gold Corp.	6,833,614
1,909,700	@,@@	European Goldfields Limited	10,603,532
56,350	@@	First Quantum Minerals Ltd.	4,857,079
1,031,265	@,@@	First Uranium Corp.	9,874,314
294,750	@,@@	FNX Mining Co., Inc.	9,034,082
115,900	@,@@,	Franco-Nevada Corp.	1,779,102
	L
203,030		Freeport-McMoRan Copper & Gold, Inc.	20,798,393
439,846	@@,L	GoldCorp, Inc.	14,923,975
671,250	@,@@	Mag Silver Corp.	10,059,058
90,700	@,@@	Major Drilling Group International	5,752,895
9,612,400	@,@@	Merafe Resources Ltd.	3,316,761
50	@,@@	Meridian Gold, Inc.	1,775
212,850		Newmont Mining Corp.	10,393,466
976,000	@,@@	Premier Gold Mines Ltd.	2,373,373
342,200	@@,L	Randgold Resources Ltd. ADR	12,705,886
2,060,450	@,@@	Shore Gold, Inc.	9,624,271
1,160,900	@@	Silver Bear Resources, Inc.	3,293,500
1,687,901	@@,I	Silver Bear Resources, Inc. - PIPE	1,617,311
400,850	@,@@,	Silver Wheaton Corp.	6,802,425
	L
85,100	@@	Xstrata PLC	5,971,548
657,252	@@	Yamana Gold, Inc.	8,504,841

			191,420,150

		Oil & Gas: 62.1%
437,744	@,L	American Oil & Gas, Inc.	2,538,915
194,400		Anadarko Petroleum Corp.	12,770,136
324,750		Apache Corp.	34,923,615
406,700	@@,L	Canadian Natural Resources Ltd.	29,746,038
666,000	@,I	Cano Petroleum, Inc.	4,588,740
780,500		Chevron Corp.	72,844,065
595,200		ConocoPhillips	52,556,160
331,600		Devon Energy Corp.	29,482,556
436,000	@@,L	Encana Corp.	29,630,560
801,300	@,@@	Energy XXI Acquisition Corp. Bermuda Ltd.	3,826,208
294,200	L	ENSCO International, Inc.	17,540,204
715,600		ExxonMobil Corp.	67,044,564
229,150	L	Hess Corp.	23,112,069
3,100	@	Lukoil ADR	275,637
401,450		Marathon Oil Corp.	24,432,247
587,800	@,@@,	Nabors Industries Ltd.	16,099,842
	L
146,200	L	Noble Energy, Inc.	11,625,824
290,000	@@	OAO Gazprom ADR	16,386,993
632,000	L	Occidental Petroleum Corp.	48,657,679
823,500		Patterson-UTI Energy, Inc.	16,074,720
100,000	@	PetroHawk Energy Corp.	1,731,000
248,850	@@	Petroleo Brasileiro SA	14,679,354
335,200	@@,L	Royal Dutch Shell PLC ADR	28,223,840
738,500	@@	Statoil ASA ADR	22,539,020
307,850	@@,L	Suncor Energy, Inc.	33,472,531
296,900		Sunoco, Inc.	21,507,436
198,035	@,L	Transocean, Inc.	28,348,710
151,600	@,@@,	Triangle Petroleum Corp.	212,240
	I
160,700	L	Valero Energy Corp.	11,253,821
257,900	L	W&T Offshore, Inc.	7,726,684
209,428		XTO Energy, Inc.	10,756,222

			694,607,630

		Oil & Gas Services: 9.8%
258,800	L	Baker Hughes, Inc.	20,988,680
687,700		BJ Services Co.	16,683,602
223,568	@,L	Geokinetics, Inc.	4,348,398
855,900		Halliburton Co.	32,447,169
617,460	@,L	Particle Drilling Technologies, Inc.	1,593,047
339,350		Schlumberger Ltd.	33,381,860

			109,442,756

		Pipelines: 1.1%
47,220	@	Quicksilver Gas Services LP	1,181,444
421,200		Spectra Energy Corp.	10,875,384

			12,056,828

		Transportation: 1.7%
112,459	@@	Stealthgas, Inc.	1,527,193
322,600	L	Tidewater, Inc.	17,697,836

			19,225,029

		Total Common Stock (Cost $991,538,327)	1,087,056,009

PREFERRED STOCK: 0.4%

		Oil & Gas: 0.4%
47,345		McMoran Exploration Co., 6.750%, due 11/15/10	4,811,672

		Total Preferred Stock (Cost $4,764,943)	4,811,672

WARRANTS: 0.0%

		Oil & Gas: 0.0%
193,375	@	Oilsands Quest, Inc.	270,725

		Total Warrants (Cost $—)	270,725

		Total Long-Term Investments (Cost $996,303,270)	1,092,138,406

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Resources Portfolio
as of December 31, 2007 (continued)

Shares			Value

SHORT-TERM INVESTMENTS: 15.7%

		Mutual Fund: 3.6%
40,000,000	**	ING Institutional Prime Money Market Fund	$40,000,000

		Total Mutual Fund (Cost $40,000,000)	40,000,000

Principal
Amount			Value

		Repurchase Agreement: 0.2%
$2,275,000		Morgan Stanley Repurchase Agreement dated 12/31/07, 4.250%, due 01/02/08, $2,275,537 to be received upon repurchase (Collateralized by $2,325,000 Federal Home Loan Bank, Discount Note, Market Value $2,322,210, due 01/10/08)	$2,275,000

		Total Repurchase Agreement (Cost $2,275,000)	2,275,000

		Securities Lending CollateralCC: 11.9%
133,167,286		Bank of New York Mellon Corp. Institutional Cash Reserves	133,167,286

		Total Securities Lending Collateral (Cost $133,167,286)	133,167,286

		Total Short-Term Investments (Cost $175,442,286)	175,442,286

	Total Investments in Securities
	(Cost $1,171,745,556)*	113.3%	$1,267,580,692
	Other Assets and Liabilities - Net	(13.3)	(149,077,067)

	Net Assets	100.0%	$1,118,503,625

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2007.
**	Investment in affiliate

*	Cost for federal income tax purposes is $1,175,124,158.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$105,724,547
Gross Unrealized Depreciation	(13,268,013)

Net Unrealized Appreciation	$92,456,534

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Technology Portfolio
as of December 31, 2007

Shares			Value

COMMON STOCK: 91.9%

		Aerospace/Defense: 2.2%
28,700		Lockheed Martin Corp.	$3,020,962

			3,020,962

		Commercial Services: 0.8%
34,300	@,L	Monster Worldwide, Inc.	1,111,320

			1,111,320

		Computers: 17.3%
33,200	@	Apple, Inc.	6,576,256
115,800	@	Cognizant Technology Solutions Corp.	3,930,252
160,400	@	Dell, Inc.	3,931,404
90,900		Hewlett-Packard Co.	4,588,632
197,200		Seagate Technology, Inc.	5,028,600

			24,055,144

		Electronics: 5.7%
107,000		Amphenol Corp.	4,961,590
474,360	@@	HON HAI Precision Industry Co., Ltd.	2,923,709

			7,885,299

		Internet: 11.7%
136,000	@,L	eBay, Inc.	4,513,840
9,110	@	Google, Inc. — Class A	6,299,383
111,900	@,L	VeriSign, Inc.	4,208,559
30,200	@,L	WebMD Health Corp.	1,240,314

			16,262,096

		Media: 2.9%
968,900	@,L	Sirius Satellite Radio, Inc.	2,935,767
94,700	@,L	XM Satellite Radio Holdings, Inc.	1,159,128

			4,094,895

		Retail: 2.4%
52,900	@	GameStop Corp.	3,285,619

			3,285,619

		Semiconductors: 15.9%
79,200		Altera Corp.	1,530,144
227,400		Intel Corp.	6,062,484
186,400	@,@@	Marvell Technology Group Ltd.	2,605,872
183,600		Maxim Integrated Products	4,861,728
2,000	@@	Samsung Electronics Co., Ltd.	1,176,996
599,699	@@	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	5,973,002

			22,210,226

		Software: 18.5%
91,900	@,L	Adobe Systems, Inc.	3,926,887
83,900		Automatic Data Processing, Inc.	3,736,067
111,000	@	BEA Systems, Inc.	1,751,580
28,200	@	Electronic Arts, Inc.	1,647,162
171,400		Microsoft Corp.	6,101,840
295,900	@	Oracle Corp.	6,681,421
71,000	L	Total System Services, Inc.	1,988,000

			25,832,957

		Telecommunications: 9.5%
127,800	@,L	Arris Group, Inc.	1,275,444
175,600	@	Cisco Systems, Inc.	4,753,492
63,800	@	Juniper Networks, Inc.	2,118,160
130,880		Qualcomm, Inc.	5,150,128

			13,297,224

		Toys/Games/Hobbies: 5.0%
11,900	@@	Nintendo Co., Ltd.	6,987,109

			6,987,109

		Total Common Stock (Cost $122,892,798)	128,042,851

SHORT-TERM INVESTMENTS: 16.1%

		Mutual Fund: 8.5%
11,850,000	**	ING Institutional Prime Money Market Fund	11,850,000

		Total Mutual Fund (Cost $11,850,000)	11,850,000

Principal
Amount			Value

		Repurchase Agreement: 0.2%
$281,000		Goldman Sachs Repurchase Agreement dated 12/31/07, 4.150%, due 01/02/08, $281,065 to be received upon repurchase (Collateralized by $262,000 Federal Home Loan Mortgage Corporation, 5.750%, Market Value plus accrued interest $286,797, due 01/15/12)	$281,000

		Total Repurchase Agreement (Cost $281,000)	281,000

		Securities Lending CollateralCC: 7.4%
10,290,914		Bank of New York Mellon Corp. Institutional Cash Reserves	10,290,914

		Total Securities Lending Collateral (Cost $10,290,914)	10,290,914

		Total Short-Term Investments (Cost $22,421,914)	22,421,914

	Total Investments in Securities
	(Cost $145,314,712)*	108.0%	$150,464,765
	Other Assets and Liabilities - Net	(8.0)	(11,095,178)

	Net Assets	100.0%	$139,369,587

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2007.
**	Investment in affiliate

*	Cost for federal income tax purposes is $145,434,761.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$11,550,407
Gross Unrealized Depreciation	(6,520,403)

Net Unrealized Appreciation	$5,030,004

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Growth Opportunities Portfolio
as of December 31, 2007

Shares			Value

COMMON STOCK: 100.1%

		Belgium: 2.3%
47,551		InBev NV	$3,952,962

			3,952,962

		Brazil: 1.6%
82,000	L	Banco Bradesco SA ADR	2,624,000

			2,624,000

		Canada: 6.5%
84,700		Barrick Gold Corp.	3,561,635
83,300	@,L	Gildan Activewear, Inc.	3,428,628
115,500	L	GoldCorp, Inc.	3,918,915

			10,909,178

		China: 3.9%
45,839	L	Aluminum Corp. of China Ltd. ADR	2,321,287
938,000	L	Hengan International Group Co., Ltd.	4,169,174

			6,490,461

		Finland: 1.4%
43,305		Outotec OYJ	2,347,972

			2,347,972

		France: 2.1%
22,555	L	PPR	3,622,996

			3,622,996

		Germany: 6.2%
13,067		Allianz AG	2,817,624
46,916		Bayer AG	4,279,520
99,125	@	GEA Group AG	3,396,195

			10,493,339

		Greece: 2.2%
55,041		National Bank of Greece SA	3,774,444

			3,774,444

		Hong Kong: 6.8%
1,112,000		Li & Fung Ltd.	4,433,234
984,000		New World Development Ltd.	3,444,996
267,000		Swire Pacific Ltd.	3,658,733

			11,536,963

		India: 3.5%
116,911	@	Bharti Airtel Ltd.	2,924,244
40,126		Reliance Industries Ltd.	2,919,414

			5,843,658

		Italy: 3.6%
116,221		Finmeccanica S.p.A.	3,728,843
95,890	@	PRYSMIAN S.p.A.	2,372,879

			6,101,722

		Japan: 11.7%
443,800		Hitachi Ltd.	3,297,146
98,500	L	Itochu Techno-Solutions Corp.	3,290,889
4,929	L	Monex Beans Holdings, Inc.	3,240,709
66,500		Murata Manufacturing Co., Ltd.	3,818,737
222,000		Nippon Electric Glass Co., Ltd.	3,611,283
516,000		Sumitomo Metal Industries Ltd.	2,359,643

			19,618,407

		Mexico: 1.6%
2,381,300		Consorcio ARA, S.A. de C.V.	2,661,816

			2,661,816

		Netherlands: 2.3%
209,100		Royal KPN NV	3,809,514

			3,809,514

		Russia: 4.1%
48,966		OAO Gazprom ADR	2,766,916
855,826	@	TNK-BP Holding	1,600,395
19,900	@,L	Unified Energy System ADR	2,545,210

			6,912,521

		South Korea: 3.7%
34,053		Hyundai Development Co.	3,291,947
6,767		Lotte Shopping Co., Ltd.	2,965,164

			6,257,111

		Switzerland: 2.9%
68,600		Xstrata PLC	4,813,728

			4,813,728

		Taiwan: 1.8%
483,840		HON HAI Precision Industry Co., Ltd.	2,982,139

			2,982,139

		Turkey: 4.1%
211,884		Enka Insaat Ve Sanayi AS	3,700,595
525,200		Turkiye Is Bankasi	3,280,679

			6,981,274

		United Kingdom: 20.0%
108,873		Anglo American PLC	6,608,746
1,600,464		ARM Holdings PLC	3,947,140
193,400		Diageo PLC	4,151,380
58,336		Imperial Tobacco Group PLC	3,155,214
275,987		Inmarsat PLC	2,992,840
485,988		International Power PLC	4,380,843
90,212		Reckitt Benckiser PLC	5,242,226
214,953		Wolseley PLC	3,160,261

			33,638,650

		United States: 7.8%
94,000		Alcoa, Inc.	3,435,700
81,192	L	Invesco Ltd.	2,547,805
31,100		Monsanto Co.	3,473,559
83,190	@,L	NRG Energy, Inc.	3,605,455

			13,062,519

		Total Common Stock (Cost $150,402,266)	168,435,374

SHORT-TERM INVESTMENTS: 14.1%

		Mutual Fund: 0.3%
550,000	**	ING Institutional Prime Money Market Fund	550,000

		Total Mutual Fund (Cost $550,000)	550,000

Principal
Amount			Value

		Repurchase Agreement: 0.1%
$163,000		Morgan Stanley Repurchase Agreement dated 12/31/07, 4.250%, due 01/02/08, $163,038 to be received upon repurchase (Collateralized by $170,000 Federal Home Loan Bank, Discount Note, Market Value $169,677, due 01/16/08)	$163,000

		Total Repurchase Agreement (Cost $163,000)	163,000

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Growth Opportunities Portfolio
as of December 31, 2007 (continued)

Principal
Amount			Value

		Securities Lending CollateralCC: 13.7%
$23,037,193		Bank of New York Mellon Corp. Institutional Cash Reserves	$23,037,193

		Total Securities Lending Collateral (Cost $23,037,193)	23,037,193

		Total Short-Term Investments (Cost $23,750,193)	23,750,193

	Total Investments in Securities
	(Cost $174,152,459)*	114.2%	$192,185,567
	Other Assets and Liabilities - Net	(14.2)	(23,913,654)

	Net Assets	100.0%	$168,271,913

@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2007.
**	Investment in affiliate

*	Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$24,435,026
Gross Unrealized Depreciation	(6,401,918)

Net Unrealized Appreciation	$18,033,108

Percentage of
Industry	Net Assets

Aerospace/Defense	2.2%
Agriculture	1.9
Apparel	2.0
Banks	5.8
Beverages	4.8
Chemicals	4.6
Computers	2.0
Distribution/Wholesale	4.5
Diversified Financial Services	1.5
Electric	6.3
Electrical Components & Equipment	3.4
Electronics	6.2
Engineering & Construction	2.2
Healthcare — Products	2.5
Holding Companies — Diversified	4.2
Home Builders	3.5
Household Products/Wares	3.1
Insurance	1.7
Internet	1.9
Iron/Steel	1.4
Machinery — Construction & Mining	1.4
Mining	14.7
Oil & Gas	4.3
Real Estate	2.0
Retail	3.9
Semiconductors	2.3
Telecommunications	5.8
Short-Term Investments	14.1
Other Assets and Liabilities — Net	(14.2)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Janus Contrarian Portfolio
as of December 31, 2007

Shares			Value

COMMON STOCK: 91.0%

		Banks: 5.2%
357,679	@@	ICICI Bank Ltd.	$11,095,491
342,870	@@,L	ICICI Bank Ltd. ADR	21,086,505
952,000	@@	Mitsubishi UFJ Financial Group, Inc.	8,977,290
619	@@	Mizuho Financial Group, Inc.	2,948,574

			44,107,860

		Beverages: 1.9%
198,370	@@	InBev NV	16,490,694

			16,490,694

		Biotechnology: 1.6%
293,800	@	Amgen, Inc.	13,644,072

			13,644,072

		Building Materials: 4.4%
585,114	@,@@	Cemex SA de CV ADR	15,125,197
2,405,485	@@	Gujarat Ambuja Cements Ltd.	8,919,103
255,960		Masco Corp.	5,531,296
212,595	@,L	USG Corp.	7,608,775

			37,184,371

		Distribution/Wholesale: 1.0%
2,172,775	@@	Li & Fung Ltd.	8,662,250

			8,662,250

		Diversified Financial Services: 0.9%
101,810	@@	Housing Development Finance Corp.	7,352,199

			7,352,199

		Electric: 9.6%
2,840,167	@@	Datang International Power Generation Co., Ltd.	2,496,711
506,140	@,L	NRG Energy, Inc.	21,936,108
2,816,273	@@	NTPC Ltd.	17,693,311
3,281,615	@,@@	Power Grid Corp. of India Ltd.	11,984,993
9,591,310	@@	Tenaga Nasional BHD	27,670,660

			81,781,783

		Engineering & Construction: 2.4%
125,085	@@	Larsen & Toubro Ltd.	13,094,069
31,685	@@	Larsen & Toubro Ltd. GDR	3,334,846
1,126,709	@@	Macquarie Airports Management Ltd.	3,979,525

			20,408,440

		Food: 0.8%
537,919	@@	Cadbury Schweppes PLC	6,577,078

			6,577,078

		Forest Products & Paper: 3.0%
1,481,455	@@	Ballarpur Industries Ltd.	6,470,704
260,328	L	Weyerhaeuser Co.	19,196,587

			25,667,291

		Healthcare — Products: 1.3%
167,280	@	Zimmer Holdings, Inc.	11,065,572

			11,065,572

		Healthcare — Services: 3.8%
546,885	@	Coventry Health Care, Inc.	32,402,936

			32,402,936

		Household Products/Wares: 1.1%
166,218	@@	Reckitt Benckiser PLC	9,658,941

			9,658,941

		Insurance: 1.2%
2,166	@,L	Berkshire Hathaway, Inc. — Class B	10,258,176

			10,258,176

		Internet: 0.6%
250,242	@,L	Liberty Media Corp. — Interactive — Class A	4,774,617

			4,774,617

		Investment Companies: 1.4%
2,611,409	@@	Australian Infrastructure Fund	7,071,565
1,750,251	@@	Macquarie Infrastructure Group	4,629,223

			11,700,788

		Lodging: 0.7%
496,707	@,@@	Crown Ltd.	5,865,983

			5,865,983

		Machinery — Diversified: 0.1%
22,635		Graco, Inc.	843,380

			843,380

		Media: 12.1%
1,100,695	@@	British Sky Broadcasting PLC	13,539,434
404,050	@	DIRECTV Group, Inc.	9,341,636
1,009,401	@,L	Liberty Global, Inc.	39,558,423
224,181	@,L	Liberty Global, Inc. — Series C	8,202,783
118,915	@	Liberty Media Corp. — Capital Shares A	13,852,408
718,220		News Corp. — Class A	14,716,328
175,615	@,L	Playboy Enterprises, Inc.	1,601,609
495,562	@@	Publishing & Broadcasting Ltd.	1,815,657

			102,628,278

		Metal Fabricate/Hardware: 0.8%
744,920	@@	Bharat Forge Ltd.	6,622,292

			6,622,292

		Mining: 2.2%
430,620	@@,L	Cia Vale do Rio Doce ADR	14,068,355
475,650	@,@@, L	Ivanhoe Mines Ltd.	5,103,725

			19,172,080

		Oil & Gas: 8.3%
261,580		Chesapeake Energy Corp.	10,253,936
378,030	@,L	Forest Oil Corp.	19,219,045
134,369	@,L	Mariner Energy, Inc.	3,074,363
404,012	@@	Reliance Industries Ltd.	29,394,367
251,054	@,L	SandRidge Energy, Inc.	9,002,796

			70,944,507

		Oil & Gas Services: 1.7%
583,670		BJ Services Co.	14,159,834

			14,159,834

		Packaging & Containers: 6.7%
1,146,975	@	Owens-Illinois, Inc.	56,775,263

			56,775,263

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Janus Contrarian Portfolio
as of December 31, 2007 (continued)

Shares			Value

		Pharmaceuticals: 0.7%
122,909	@@	Sanofi-Aventis ADR	$5,596,047

			5,596,047

		Pipelines: 3.2%
303,976	@@	Enbridge, Inc.	12,322,894
285,575	@,L	Kinder Morgan Management, LLC	15,118,341

			27,441,235

		Real Estate: 9.5%
3,661,000	@@	CapitaLand Ltd.	15,751,097
560,500	@,L	CB Richard Ellis Group, Inc.	12,078,775
725,520	@@	Mitsubishi Estate Co., Ltd.	17,285,475
3,374,000	@@	New World Development Ltd.	11,812,416
663,885	S	St. Joe Co.	23,574,556

			80,502,319

		Retail: 4.4%
332,450		JC Penney Co., Inc.	14,624,476
626,300	@@	Pantaloon Retail India Ltd.	13,032,280
89,950	@@	Yamada Denki Co., Ltd.	10,146,829

			37,803,585

		Transportation: 0.4%
243,215	@@,#, L	All America Latina Logistica SA GDR	3,148,126

			3,148,126

		Total Common Stock (Cost $698,438,794)	773,239,997

REAL ESTATE INVESTMENT TRUSTS: 6.2%

		Diversified: 1.3%
121,930	L	Vornado Realty Trust	10,723,744

			10,723,744

		Forest Products & Paper: 2.3%
432,900	L	Plum Creek Timber Co., Inc.	19,930,716

			19,930,716

		Warehouse/Industrial: 2.6%
348,430	L	Prologis	22,083,493

			22,083,493

		Total Real Estate Investment Trusts (Cost $54,073,014)	52,737,953

# of
Contracts			Value

POSITIONS IN PURCHASED OPTIONS: 0.0%

		Call Option — CBOE
57		The St. Joe Co. Strike @ 60.00 (USD) - Exp 01/19/08	$285

		Total Positions in Purchased Options (Cost $18,981)	285

Principal
Amount			Value

CORPORATE BONDS/NOTES: 0.0%

		Retail: 0.0%
$25,000	I,X	Ames Department Stores, Inc., 10.000%, due 04/15/06	$—

		Total Corporate Bonds/Notes (Cost $11,111)	—

		Total Long-Term Investments (Cost $752,541,900)	825,978,235

SHORT-TERM INVESTMENTS: 20.4%

		U.S. Government Agency Obligations: 3.1%
26,400,000	Z	Federal Home Loan Bank, 3.050%, due 01/02/08	26,397,800

		Total U.S. Government Agency Obligations (Cost $26,397,800)	26,397,800

		Securities Lending CollateralCC: 17.3%
146,650,275		Bank of New York Mellon Corp. Institutional Cash Reserves	146,650,275

		Total Securities Lending Collateral (Cost $146,650,275)	146,650,275

		Total Short-Term Investments (Cost $173,048,075)	173,048,075

	Total Investments in Securities
	(Cost $925,589,975)*	117.6%	$999,026,310
	Other Assets and Liabilities - Net	(17.6)	(149,548,583)

	Net Assets	100.0%	$849,477,727

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
cc	Securities purchased with cash collateral for securities loaned.
S	All or a portion of this security is segregated for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
I	Illiquid security.
L	Loaned security, a portion or all of the security is on loan at December 31, 2007.
X	Fair value determined by ING Funds Valuation Committee appointed by the Portfolio’s Board of Trustees.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $931,044,619.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$118,893,069
Gross Unrealized Depreciation	(50,911,378)

Net Unrealized Appreciation	$67,981,691

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Janus Contrarian Portfolio
as of December 31, 2007 (continued)

At December 31, 2007 the following forward currency contracts were outstanding for the ING Janus Contrarian Portfolio:

			In		Unrealized
		Settlement	Exchange		Appreciation/
Currency	Buy/Sell	Date	For USD	Value	(Depreciation)

Japanese Yen JPY 228,784,150	Buy	1/7/08	2,015,364	2,049,571	$34,206
Japanese Yen JPY 140,511,872	Buy	1/8/08	1,245,341	1,258,925	13,583
Korea (South) Won KRW 65,000,000	Buy	2/15/08	71,272	69,676	(1,596)
Korea (South) Won KRW 3,378,400,000	Buy	5/14/08	3,712,731	3,633,283	(79,448)

					$(33,255)

Australia Dollars AUD 20,500,000	Sell	4/16/08	18,315,315	17,869,790	$445,525
British Pound Sterling GBP 13,035,000	Sell	5/14/08	26,350,969	25,844,695	506,274
Korea (South) Won KRW 65,000,000	Sell	2/15/08	70,384	69,676	709
Korea (South) Won KRW 3,378,400,000	Sell	5/14/08	3,703,777	3,633,283	70,493
Singapore Dollars SGD 16,900,000	Sell	4/16/08	11,691,456	11,817,052	(125,596)

					$897,405

ING Janus Contrarian Portfolio Written Options Open on December 31, 2007:

Description/	Exercise	Expiration	# of	Premium
Name of Issuer	Price	Date	Contracts	Received	Value
Call Option CBOE - The St. Joe Co.	USD 70.00	01/19/08	57	$5,814	$(285)

				$5,814	$(285)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JPMorgan Emerging Markets Equity Portfolio
as of December 31, 2007

Shares			Value

COMMON STOCK: 95.3%

		Argentina: 0.4%
204,600	L	Banco Macro SA ADR	$5,061,804

			5,061,804

		Austria: 1.2%
107,982		Raiffeisen International Bank Holding AG	16,229,311

			16,229,311

		Brazil: 14.5%
164,750	L	Cia de Bebidas das Americas ADR	11,702,193
2,592,000	L	Cia Vale do Rio Doce ADR	72,524,160
432,080	L	Gol Linhas Aereas Inteligentes SA ADR	10,724,226
371,400		Perdigao SA	9,234,924
961,138	L	Petroleo Brasileiro SA ADR	92,480,698

			196,666,201

		Chile: 0.7%
193,050		Banco Santander Chile SA ADR	9,843,620

			9,843,620

		China: 4.2%
2,230,000		Anhui Conch Cement Co., Ltd.	19,170,027
4,470,000	L	China National Building Material Co., Ltd.	16,934,117
6,055,500		Shimao Property Holdings Ltd.	15,186,542
1,638,000	L	Tsingtao Brewery Co., Ltd.	5,434,213

			56,724,899

		Egypt: 3.2%
160,196		Orascom Construction Industries	16,494,853
1,637,850		Orascom Telecom Holding SAE	26,998,339

			43,493,192

		Hong Kong: 8.7%
9,124,000		Agile Property Holdings Ltd.	16,379,841
3,249,500		China Mobile Ltd.	56,588,419
1,259,700		Esprit Holdings Ltd.	18,549,417
5,113,000	L	GOME Electrical Appliances Holdings Ltd.	12,892,252
1,958,000		Li & Fung Ltd.	7,806,002
1,872,500	L	Yue Yuen Industrial Holdings	6,705,686

			118,921,617

		Hungary: 1.3%
11,600		OTP Bank Nyrt	585,059
114,665	L	OTP Bank Nyrt GDR	11,658,289
1,400	L	Richter Gedeon Nyrt	335,137
21,624	L	Richter Gedeon Nyrt GDR	5,216,790

			17,795,275

		India: 13.1%
313,243		ACC Ltd. GDR	8,142,000
1,530,984		Ambuja Cements Ltd. GDR	5,741,190
331,350	L	HDFC Bank Ltd. ADR	43,224,608
495,100	@,#	Indiabulls Real Estate Ltd. GDR	9,341,794
450,080	L	Infosys Technologies Ltd. ADR	20,415,629
266,100		Reliance Capital Ltd.	17,279,459
24,579	@,#,L	Reliance Capital Ltd. GDR	1,613,302
541,498	#,L	Reliance Communication Ltd. GDR	10,254,322
12,289	#,L	Reliance Energy Ltd. GDR	1,997,402
395,999	#,L	Reliance Industries — Spons GDR	58,409,853
245,199	@,#,L	Reliance Natural Resources Ltd. GDR	2,271,271
1		Tata Motors Ltd. ADR	19

			178,690,849

		Indonesia: 1.8%
11,732,500		Bank Rakyat Indonesia	9,120,442
252,070	L	Telekomunikasi Indonesia Tbk PT ADR	10,589,461
5,993,500		Unilever Indonesia Tbk PT	4,238,673

			23,948,576

		Israel: 1.8%
517,200	L	Teva Pharmaceutical Industries Ltd. ADR	24,039,456

			24,039,456

		Italy: 0.7%
223,075	L	Tenaris SA ADR	9,978,145

			9,978,145

		Malaysia: 0.5%
592,700		British American Tobacco Malaysia Bhd	7,375,938

			7,375,938

		Mexico: 6.7%
814,800	L	America Movil SA de CV ADR	50,020,572
233,300		Fomento Economico Mexicano SA de CV ADR	8,905,061
1		Grupo Aeroportuario del Sureste SA de CV ADR	61
3,930,600		Grupo Financiero Banorte SA de CV	16,242,000
4,616,360		Wal-Mart de Mexico SA de CV	16,093,794

			91,261,488

		Russia: 6.4%
88,959	@	Fifth Power Generation Co. GDR	779,281
201,604	L	Mechel OAO ADR	19,583,813
249,767		OAO Gazprom ADR	14,113,552
5,351,100		Sberbank RF	22,542,210
36,706	@	TGK-5 — Reg S GDR	149,760
115,200	@	Unified Energy System GDR	14,976,000
355,100		Vimpel-Communications OAO ADR	14,772,160

			86,916,776

		South Africa: 10.8%
2,517,917	L	African Bank Investments Ltd.	12,191,318
136,200		Discovery Holdings Ltd.	541,152
2,503,438		FirstRand Ltd.	7,221,021
767,796		Impala Platinum Holdings Ltd.	26,678,850
171,832		Imperial Holdings Ltd.	2,623,816
888,584		Massmart Holdings Ltd.	9,321,470
1,765,500		MTN Group Ltd.	33,067,237
4,815,200	@	Network Healthcare Holdings Ltd.	8,136,646
1,285,398		RMB Holdings Ltd.	5,577,492
623,580		Sasol Ltd.	30,900,567
3,946,738	@,L	Steinhoff International Holdings Ltd.	11,180,783

			147,440,352

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JPMorgan Emerging Markets Equity Portfolio
as of December 31, 2007 (continued)

Shares			Value

		South Korea: 10.6%
120,290		Hyundai Mobis	$11,115,055
169,690		Hyundai Motor Co.	12,860,829
249,224		Kookmin Bank	18,371,301
503,849	#,L	KT&G Corp. GDR	21,450,112
32,904		Posco	19,879,951
54,073		Samsung Electronics Co., Ltd.	31,821,843
37,193		Shinsegae Co., Ltd.	28,660,868

			144,159,959

		Taiwan: 3.9%
4,269,077		HON HAI Precision Industry Co., Ltd.	26,312,375
885,000		President Chain Store Corp.	2,317,792
1,385,893		Taiwan Semiconductor Manufacturing Co., Ltd.	2,627,636
2,192,084		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	21,833,157

			53,090,960

		Turkey: 2.4%
749,764		Akbank TAS	5,537,584
1,048,113		Anadolu Efes Biracilik Ve Malt Sanayii AS	12,380,152
760,453		Migros Turk TAS	14,825,672

			32,743,408

		United Arab Emirates: 1.7%
5,576,640	@	Emaar Properties PJSC (Low Exercise Price Warrant, Issuer: Merrill Lynch International & Co.)	22,624,429

			22,624,429

		United Kingdom: 0.7%
147,059		Anglo American PLC	8,926,691

			8,926,691

		Total Common Stock (Cost $797,343,179)	1,295,932,946

PREFERRED STOCK: 2.5%

		Brazil: 2.5%
1,330,000		Banco Itau Holding Financeira SA	33,997,191

		Total Preferred Stock (Cost $17,822,167)	33,997,191

		Total Long-Term Investments (Cost $815,165,346)	1,329,930,137

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 20.7%

		U.S. Government Agency Obligations: 3.1%
$42,206,000	Z	Federal Home Loan Bank, 3.050%, due 01/02/08	$42,198,849

		Total U.S. Government Agency Obligations (Cost $42,198,849)	42,198,849

		Securities Lending CollateralCC: 17.6%
239,806,016		Bank of New York Mellon Corp. Institutional Cash Reserves	239,806,016

		Total Securities Lending Collateral (Cost $239,806,016)	239,806,016

		Total Short-Term Investments (Cost $282,004,865)	282,004,865

	Total Investments in Securities
	(Cost $1,097,170,211)*	118.5%	$1,611,935,002
	Other Assets and Liabilities - Net	(18.5)	(251,319,154)

	Net Assets	100.0%	$1,360,615,848

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2007.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $1,129,448,235.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$487,392,127
Gross Unrealized Depreciation	(4,905,360)

Net Unrealized Appreciation	$482,486,767

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JPMorgan Emerging Markets Equity Portfolio
as of December 31, 2007 (continued)

Percentage of
Industry	Net Assets

Agriculture	2.1%
Airlines	0.8
Apparel	1.9
Auto Manufacturers	1.0
Auto Parts & Equipment	0.8
Banks	13.5
Beverages	2.8
Building Materials	3.7
Distribution/Wholesale	0.6
Diversified Financial Services	3.9
Electric	1.3
Electronics	1.9
Engineering & Construction	1.2
Food	1.8
Gas	0.2
Healthcare — Services	0.6
Holding Companies — Diversified	0.2
Home Furnishings	0.8
Household Products/Wares	0.3
Insurance	0.0
Iron/Steel	2.9
Metal Fabricate/Hardware	0.7
Mining	8.0
Oil & Gas	14.4
Pharmaceuticals	2.2
Real Estate	4.6
Retail	5.1
Semiconductors	4.1
Software	1.5
Telecommunications	14.9
Short-Term Investments	20.7
Other Assets and Liabilities — Net	(18.5)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JPMorgan Small Cap Core Equity Portfolio
as of December 31, 2007

Shares			Value

COMMON STOCK: 90.6%

		Advertising: 0.2%
24,400	@	inVentiv Health, Inc.	$755,424

			755,424

		Aerospace/Defense: 2.8%
28,100	@,L	Alliant Techsystems, Inc.	3,196,656
8,200		Curtiss-Wright Corp.	411,640
27,700	@	Esterline Technologies Corp.	1,433,475
5,400	L	Heico Corp.	294,192
11,300		Kaman Corp.	415,953
37,850	@,L	Moog, Inc.	1,733,909
8,800	@,L	Orbital Sciences Corp.	215,776
86,300	@	TransDigm Group, Inc.	3,898,164
4,200		Triumph Group, Inc.	345,870

			11,945,635

		Agriculture: 0.3%
221,500	@	Alliance One International, Inc.	901,505
8,000		Universal Corp.	409,760

			1,311,265

		Airlines: 0.5%
61,000	@	Republic Airways Holdings, Inc.	1,194,990
40,600		Skywest, Inc.	1,090,110

			2,285,100

		Apparel: 1.3%
9,000	@,L	Deckers Outdoor Corp.	1,395,540
86,300	@,L	Iconix Brand Group, Inc.	1,696,658
29,200		Kellwood Co.	485,888
67,600	@,L	Maidenform Brands, Inc.	914,628
3,400	L	Oxford Industries, Inc.	87,618
41,400	@,L	Perry Ellis International, Inc.	636,732
7,100	@	Steven Madden Ltd.	142,000

			5,359,064

		Auto Manufacturers: 0.5%
40,100		Oshkosh Truck Corp.	1,895,126

			1,895,126

		Auto Parts & Equipment: 0.7%
17,800	@,L	Accuride Corp.	139,908
22,800	@	Aftermarket Technology Corp.	621,528
5,400	L	American Axle & Manufacturing Holdings, Inc.	100,548
12,500		Cooper Tire & Rubber Co.	207,250
18,500	@,L	Lear Corp.	511,710
6,200	@	Miller Industries, Inc.	84,878
33,400		Standard Motor Products, Inc.	272,544
42,500	@,L	Tenneco, Inc.	1,107,975

			3,046,341

		Banks: 4.6%
3,400		1st Source Corp.	58,854
13,000		Ameris Bancorp.	219,050
1,440		Associated Banc-Corp.	39,010
1,700		Bancfirst Corp.	72,845
13,800	@@	Banco Latinoamericano de Exportaciones SA	225,078
3,260		Capital Corp. of the West	63,342
8,100		Center Financial Corp.	99,792
12,700	L	Central Pacific Financial Corp.	234,442
5,407	L	Citizens Banking Corp.	78,456
15,650	L	City Bank	350,873
14,200		City Holding Co.	480,528
8,400		Columbia Banking System, Inc.	249,732
6,800	@,L	Community Bancorp.	118,116
19,900		Community Bank System, Inc.	395,413
5,170		Community Trust Bancorp., Inc.	142,330
59,400	L	Corus Bankshares, Inc.	633,798
13,700	L	East-West Bancorp., Inc.	331,951
52,100	@@,L	First Bancorp.	379,809
35,100	L	First Community Bancorp., Inc.	1,447,524
7,400	L	First Community Bancshares, Inc.	235,986
11,800	@,L	First Regional Bancorp.	222,902
10,725	L	Glacier Bancorp., Inc.	200,987
4,100		Great Southern Bancorp., Inc.	90,036
6,500		Greene County Bancshares, Inc.	124,800
58,700	L	Hancock Holding Co.	2,242,340
58,700		Hanmi Financial Corp.	505,994
2,800		Heritage Commerce Corp.	51,492
3,600		Horizon Financial Corp.	62,784
22,825		IBERIABANK Corp.	1,067,069
4,900		Imperial Capital Bancorp., Inc.	89,670
4,419		Independent Bank Corp.	41,981
14,730	L	International Bancshares Corp.	308,446
7,900	L	Lakeland Financial Corp.	165,110
3,100		MainSource Financial Group, Inc.	48,236
50,800		Nara Bancorp., Inc.	592,836
7,900	L	NBT Bancorp., Inc.	180,278
30,000	L	Pacific Capital Bancorp.	603,900
7,800		Peoples Bancorp., Inc.	194,142
2,600		Renasant Corp.	56,082
1,257		Republic Bancorp., Inc.	20,778
1,000	L	Sierra Bancorp.	24,890
4,100		Simmons First National Corp.	108,650
19,700		Southwest Bancorp., Inc.	361,101
60,150		Sterling Bancshares, Inc.	671,274
19,100		Sterling Financial Corp.	320,689
63,735	L	SY Bancorp., Inc.	1,525,816
13,600		Taylor Capital Group, Inc.	277,440
1,000	L	TCF Financial Corp.	17,930
4,200		Trico Bancshares	81,060
69,300	L	United Bankshares, Inc.	1,941,786
28,354	@@,L	W Holding Co., Inc.	34,308
17,900		West Coast Bancorp.	331,150
20,000	L	Westamerica Bancorp.	891,000
11,500		Wilshire Bancorp., Inc.	90,275

			19,404,161

		Biotechnology: 2.8%
11,800	@,L	Alexion Pharmaceuticals, Inc.	885,354
4,800	@	AMAG Pharmaceuticals, Inc.	288,624
28,700	@,@@, L	American Oriental Bioengineering, Inc.	317,996
22,700	@,L	Arena Pharmaceuticals, Inc.	177,741
9,900	@,L	Barrier Therapeutics, Inc.	39,006
2,800	@	Bio-Rad Laboratories, Inc.	290,136
15,600	@,L	Cell Genesys, Inc.	35,880
86,900	@,L	Exelixis, Inc.	749,947
15,200	@,L	GTx, Inc.	218,120
45,800	@	Human Genome Sciences, Inc.	478,152
19,400	@,L	Illumina, Inc.	1,149,644
10,800	@,L	Integra LifeSciences Holdings Corp.	452,844
13,100	@,L	InterMune, Inc.	174,623

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JPMorgan Small Cap Core Equity Portfolio
as of December 31, 2007 (continued)

Shares			Value

		Biotechnology (continued)
20,600	@,L	Keryx Biopharmaceuticals, Inc.	$173,040
24,300	@,L	Lifecell Corp.	1,047,573
10,900	@,L	Martek Biosciences Corp.	322,422
19,800	@,L	Medivation, Inc.	285,120
49,600	@,L	Myriad Genetics, Inc.	2,302,432
24,100	@	Myriad Genetics, Inc.	1,118,722
44,500	@,L	Nektar Therapeutics	298,595
18,900	@,@@	Protalix BioTherapeutics, Inc.	64,260
25,500	@	Regeneron Pharmaceuticals, Inc.	615,825
20,100	@,L	Savient Pharmaceuticals, Inc.	461,697
11,800	@,L	Telik, Inc.	40,946

			11,988,699

		Building Materials: 1.5%
229,900		Comfort Systems USA, Inc.	2,938,122
51,600	@,L	Goodman Global, Inc.	1,266,264
63,600	@,L	NCI Building Systems, Inc.	1,831,044
6,800	L	Universal Forest Products, Inc.	200,328
23,600	@,L	US Concrete, Inc.	78,588

			6,314,346

		Chemicals: 3.1%
67,000		Airgas, Inc.	3,491,370
6,200		Balchem Corp.	138,756
33,700		CF Industries Holdings, Inc.	3,709,022
20,200		HB Fuller Co.	453,490
74,100	@,L	Terra Industries, Inc.	3,539,016
30,510	L	UAP Holding Corp.	1,177,686
21,900	@,L	WR Grace & Co.	573,342
7,300	@,L	Zep, Inc.	101,251

			13,183,933

		Coal: 0.4%
27,600	@,L	Alpha Natural Resources, Inc.	896,448
17,300		Walter Industries, Inc.	621,589

			1,518,037

		Commercial Services: 5.2%
23,700	L	Advance America Cash Advance Centers, Inc.	240,792
161,800	@	AMN Healthcare Services, Inc.	2,778,106
4,000	L	Bowne & Co., Inc.	70,400
15,000		Chemed Corp.	838,200
21,300	@	Consolidated Graphics, Inc.	1,018,566
86,000		Deluxe Corp.	2,828,540
18,300		DeVry, Inc.	950,868
47,328	@	Dollar Financial Corp.	1,452,496
9,100	@,L	Emergency Medical Services Corp.	266,448
17,900	@,L	FTI Consulting, Inc.	1,103,356
14,800	@,L	Gartner, Inc.	259,888
24,400	@,L	Geo Group, Inc.	683,200
13,400		Heidrick & Struggles International, Inc.	497,274
97,800	@	Hudson Highland Group, Inc.	822,498
64,800		Interactive Data Corp.	2,139,048
3,000	@,L	INVESTools, Inc.	53,220
4,000	@,L	Kendle International, Inc.	195,680
57,100	@	Kforce, Inc.	556,725
23,100	@,L	Korn/Ferry International	434,742
11,200	@	Morningstar, Inc.	870,800
9,000	@,L	Navigant Consulting, Inc.	123,030
68,800	@,L	Rent-A-Center, Inc.	998,976
117,900	@,L	SuccessFactors, Inc.	1,393,578
38,100	@,L	TeleTech Holdings, Inc.	810,387
25,200	@	TrueBlue, Inc.	364,896
10,700	@,L	Valassis Communications, Inc.	125,083

			21,876,797

		Computers: 1.6%
5,300	@,L	Ansoft Corp.	137,005
13,700	@,L	CACI International, Inc.	613,349
41,900	@	Ciber, Inc.	256,009
11,000	@	COMSYS IT Partners, Inc.	173,580
2,100	@,L	Echelon Corp.	43,344
4,200	@	Electronics for Imaging	94,416
17,900		Imation Corp.	375,900
4,300	@	InterVoice, Inc.	34,357
12,500	@	Magma Design Automation, Inc.	152,625
5,500	@	Manhattan Associates, Inc.	144,980
18,800	@,L	Mentor Graphics Corp.	202,664
46,000	@,L	Micros Systems, Inc.	3,227,360
20,700	@,L	Palm, Inc.	131,238
28,800	@	Perot Systems Corp.	388,800
50,400	@	Quantum Corp.	135,576
1,300	@,L	Sigma Designs, Inc.	71,760
22,300	@	Silicon Storage Technology, Inc.	66,677
8,400	@,L	Synaptics, Inc.	345,744

			6,595,384

		Cosmetics/Personal Care: 0.1%
13,700	@,L	Elizabeth Arden, Inc.	278,795

			278,795

		Distribution/Wholesale: 1.0%
22,700	L	BlueLinx Holdings, Inc.	89,211
29,400	@	MWI Veterinary Supply, Inc.	1,176,000
51,800	L	Pool Corp.	1,027,194
43,800	@,L	Scansource, Inc.	1,416,930
7,900	@,L	United Stationers, Inc.	365,059

			4,074,394

		Diversified Financial Services: 1.6%
14,050	L	Advanta Corp.	113,384
7,100	L	Asta Funding, Inc.	187,724
64,300		Calamos Asset Management, Inc.	1,914,854
12,800	@,L	CompuCredit Corp.	127,744
7,700	@,L	Encore Capital Group, Inc.	74,536
11,600	@,L	eSpeed, Inc.	131,080
6,600		Federal Agricultural Mortgage Corp.	173,712
9,900		Financial Federal Corp.	220,671
40,600	@,L	Knight Capital Group, Inc.	584,640
8,100	L	National Financial Partners Corp.	369,441
12,600	L	Nelnet, Inc.	160,146
45,100	@,L	Ocwen Financial Corp.	249,854
6,500		OptionsXpress Holdings, Inc.	219,830
3,100	@,L	Piper Jaffray Cos.	143,592
38,000		SWS Group, Inc.	481,460
4,300	@,L	TradeStation Group, Inc.	61,103
1,200		US Global Investors, Inc.	19,992
25,600		Waddell & Reed Financial, Inc.	923,904
19,000	@,L	World Acceptance, Corp.	512,620

			6,670,287

		Electric: 1.5%
8,500		Black Hills Corp.	374,850
39,300	@,L	El Paso Electric Co.	1,004,901
22,800		ITC Holdings Corp.	1,286,376
36,500	L	PNM Resources, Inc.	782,925

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JPMorgan Small Cap Core Equity Portfolio
as of December 31, 2007 (continued)

Shares			Value

		Electric (continued)
51,000		Portland General Electric Co.	$1,416,780
2,133		UIL Holdings Corp.	78,814
50,200		Westar Energy, Inc.	1,302,188

			6,246,834

		Electrical Components & Equipment: 1.4%
23,100	@	Advanced Energy Industries, Inc.	302,148
38,941	@,L	General Cable Corp.	2,853,596
88,500	@	GrafTech International Ltd.	1,570,875
39,400	@,L	Greatbatch, Inc.	787,606
47,900		Insteel Industries, Inc.	561,867
8,600	@	Power-One, Inc.	34,314

			6,110,406

		Electronics: 1.0%
6,200		Bel Fuse, Inc.	181,474
27,750	@,L	Benchmark Electronics, Inc.	492,008
10,300	@,L	Checkpoint Systems, Inc.	267,594
19,800		CTS Corp.	196,614
12,400	@,L	Itron, Inc.	1,190,028
10,600		Methode Electronics, Inc.	174,264
15,700	@	Plexus Corp.	412,282
7,700	@,L	Rofin-Sinar Technologies, Inc.	370,447
15,700		Technitrol, Inc.	448,706
30,900	@	TTM Technologies, Inc.	360,294
7,800	L	Watts Water Technologies, Inc.	232,440

			4,326,151

		Energy — Alternate Sources: 0.1%
15,500	@,L	Evergreen Solar, Inc.	267,685
9,100	@,L	Headwaters, Inc.	106,834

			374,519

		Engineering & Construction: 0.2%
23,500	@	Perini Corp.	973,370

			973,370

		Entertainment: 0.5%
125,000	L	Cinemark Holdings, Inc.	2,125,000
5,950		Dover Downs Gaming & Entertainment, Inc.	66,938
5,200	@,L	Macrovision Corp.	95,316

			2,287,254

		Environmental Control: 1.0%
19,900		Metal Management, Inc.	906,047
102,000	@,L	Waste Connections, Inc.	3,151,800
250	@	Waste Connections, Inc.	7,725

			4,065,572

		Food: 1.6%
190,200		B&G Foods, Inc.	1,941,942
38,400	L	Nash Finch Co.	1,354,752
40,900	L	Spartan Stores, Inc.	934,565
144,500	@,L	Winn-Dixie Stores, Inc.	2,437,715

			6,668,974

		Forest Products & Paper: 0.1%
25,300	@	Buckeye Technologies, Inc.	316,250
7,300		Rock-Tenn Co.	185,493

			501,743

		Gas: 1.5%
48,000	L	Atmos Energy Corp.	1,345,920
14,300	L	New Jersey Resources Corp.	715,286
14,700		Nicor, Inc.	622,545
56,900	L	Northwest Natural Gas Co.	2,768,754
10,700		Northwest Natural Gas Co.	520,662
15,600		WGL Holdings, Inc.	511,056

			6,484,223

		Hand/Machine Tools: 0.4%
33,400		Regal-Beloit Corp.	1,501,330

			1,501,330

		Healthcare — Products: 3.6%
32,400	@,L	Arthrocare Corp.	1,556,820
32,100	@	Conmed Corp.	741,831
800	@	Haemonetics Corp.	50,416
15,200	@,L	Hologic, Inc.	1,043,328
42,300	@,L	Idexx Laboratories, Inc.	2,480,049
25,650	@,L	Immucor, Inc.	871,844
29,600		Invacare Corp.	745,920
5,200	@,L	Inverness Medical Innovations, Inc.	292,136
8,600	L	LCA-Vision, Inc.	171,742
11,200	@	Medical Action Industries, Inc.	233,520
6,500		Mentor Corp.	254,150
15,400	@,L	Neurometrix, Inc.	141,680
5,000	@,L	Palomar Medical Technologies, Inc.	76,600
159,900	@,L	PSS World Medical, Inc.	3,129,243
46,100	@	PSS World Medical, Inc.	902,177
35,700	@	Quidel Corp.	695,079
39,900		Steris Corp.	1,150,716
5,300	@,L	SurModics, Inc.	287,631
28,800	@,L	Thoratec Corp.	523,872

			15,348,754

		Healthcare — Services: 1.6%
38,400	@	Alliance Imaging, Inc.	369,408
23,400	@	AMERIGROUP Corp.	852,930
17,900	@,L	Apria Healthcare Group, Inc.	386,103
25,600	@	Centene Corp.	702,464
37,500	@,L	Five Star Quality Care, Inc.	311,250
60,300	@,L	Gentiva Health Services, Inc.	1,148,112
61,300	@	LifePoint Hospitals, Inc.	1,823,062
3,300	@,L	Molina Healthcare, Inc.	127,710
11,600	@,L	Psychiatric Solutions, Inc.	377,000
15,300	@	Res-Care, Inc.	384,948
13,300	@,L	Sunrise Senior Living, Inc.	408,044

			6,891,031

		Home Builders: 0.1%
34,200	@,L	Champion Enterprises, Inc.	322,164

			322,164

		Home Furnishings: 0.4%
66,900	L	Tempur-Pedic International, Inc.	1,737,393

			1,737,393

		Household Products/Wares: 1.9%
174		CSS Industries, Inc.	6,386
11,700		Ennis, Inc.	210,600
17,600	@,L	Helen of Troy Ltd.	301,664
104,200	@,L	Jarden Corp.	2,460,162
6,581	@	Jarden Corp.	155,377
58,200		Scotts Miracle-Gro Co.	2,177,844
85,900	S	Tupperware Corp.	2,837,277

			8,149,310

		Insurance: 4.2%
45,675		American Physicians Capital, Inc.	1,893,686
7,900	@	Amerisafe, Inc.	122,529
8,091	@,@@, L	Argo Group International Holdings Ltd.	340,874

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JPMorgan Small Cap Core Equity Portfolio
as of December 31, 2007 (continued)

Shares			Value

		Insurance (continued)
22,100	@@,L	Aspen Insurance Holdings Ltd.	$637,364
17,000		Commerce Group, Inc.	611,660
38,200		Delphi Financial Group	1,347,696
15,815	@,L	eHealth, Inc.	507,820
14,800	@@,L	Max Re Capital Ltd.	414,252
36,200	@	Meadowbrook Insurance Group, Inc.	340,642
500	@,L	Navigators Group, Inc.	32,500
9,200		Odyssey Re Holdings Corp.	337,732
17,700	@@	Platinum Underwriters Holdings Ltd.	629,412
63,500	@,L	PMA Capital Corp.	521,970
91,500	@,L	ProAssurance Corp.	5,025,180
39,800		RLI Corp.	2,260,242
21,200		Safety Insurance Group, Inc.	776,344
20,700	L	Selective Insurance Group	475,893
29,900	L	Zenith National Insurance Corp.	1,337,427

			17,613,223

		Internet: 3.3%
7,700	@,L	Ariba, Inc.	85,855
9,400	@	Art Technology Group, Inc.	40,608
13,100	@,@@, L	AsiaInfo Holdings, Inc.	144,100
16,200	@,L	Avocent Corp.	377,622
46,100	@	Chordiant Software, Inc.	394,155
11,600	@,L	CMGI, Inc.	151,844
15,500	@,L	CNET Networks, Inc.	141,670
32,333	@,L	Cybersource Corp.	574,557
211,111	@	Dice Holdings, Inc.	1,686,777
10,000	@,L	Digital River, Inc.	330,700
32,700		FTD Group, Inc.	421,176
6,700		Imergent, Inc.	70,953
18,300	@	Interwoven, Inc.	260,226
6,600	@,L	Ipass, Inc.	26,796
19,000	@,L	j2 Global Communications, Inc.	402,230
3,800	@	Lionbridge Technologies	13,490
147,941	@,L	Liquidity Services, Inc.	1,908,439
25,800	@,L	Priceline.com, Inc.	2,963,388
8,700	@,L	Secure Computing Corp.	83,520
152,448	@,L	Travelzoo, Inc.	2,085,489
25,500	@	Trizetto Group	442,935
62,100	L	United Online, Inc.	734,022
23,300	@	Valueclick, Inc.	510,270

			13,850,822

		Investment Companies: 0.2%
11,536		Kohlberg Capital Corp.	138,432
14,000	L	MCG Capital Corp.	162,260
6,135	S,L	Patriot Capital Funding, Inc.	61,902
37,100		TICC Capital Corp.	342,433

			705,027

		Iron/Steel: 0.1%
8,500		Schnitzer Steel Industries, Inc.	587,605

			587,605

		Lodging: 0.0%
8,100	@,L	Monarch Casino & Resort, Inc.	195,048

			195,048

		Machinery — Construction & Mining: 0.1%
16,300	@,L	Astec Industries, Inc.	606,197

			606,197

		Machinery — Diversified: 1.7%
86,275	S,L	Applied Industrial Technologies, Inc.	2,503,701
10,700		Cascade Corp.	497,122
11,000	@	Intevac, Inc.	159,940
27,500		Manitowoc Co., Inc.	1,342,825
5,900	@,L	Middleby Corp.	452,058
4,300		Nacco Industries, Inc.	428,667
50,300		Wabtec Corp.	1,732,332

			7,116,645

		Media: 1.5%
12,600		Belo Corp.	219,744
88,600	L	Entercom Communications Corp.	1,212,934
10,300		Entercom Communications Corp.	141,007
136,800	L	Lee Enterprises, Inc.	2,004,120
20,300		Lee Enterprises, Inc.	297,395
26,000	@,L	Lin TV Corp.	316,420
15,000	@,L	Scholastic Corp.	523,350
204,400		Sinclair Broadcast Group, Inc.	1,678,124

			6,393,094

		Metal Fabricate/Hardware: 1.9%
8,900	L	CIRCOR International, Inc.	412,604
47,900		Commercial Metals Co.	1,410,655
40,400	L	Kaydon Corp.	2,203,416
28,250	L	Quanex Corp.	1,466,175
43,691	@,L	RBC Bearings, Inc.	1,898,811
8,800		Valmont Industries, Inc.	784,256

			8,175,917

		Mining: 0.9%
8,900	@,L	Century Aluminum Co.	480,066
75,600	L	Compass Minerals International, Inc.	3,099,600
20,500	@,L	USEC, Inc.	184,500

			3,764,166

		Miscellaneous Manufacturing: 2.7%
14,700		Acuity Brands, Inc.	661,500
8,300		AO Smith Corp.	290,915
59,500	L	Aptargroup, Inc.	2,434,145
39,400		Barnes Group, Inc.	1,315,566
43,600	@	Ceradyne, Inc.	2,046,148
34,500	@,L	EnPro Industries, Inc.	1,057,425
5,400	L	Freightcar America, Inc.	189,000
45,700		Myers Industries, Inc.	661,279
100,600		Reddy Ice Holdings, Inc.	2,546,186
17,600	@,L	Sturm Ruger & Co., Inc.	145,728

			11,347,892

		Office Furnishings: 0.3%
27,100		Herman Miller, Inc.	877,769
32,500	L	Knoll, Inc.	533,975

			1,411,744

		Office/Business Equip: 0.2%
70,500	L	IKON Office Solutions, Inc.	917,910

			917,910

		Oil & Gas: 1.7%
25,100	L	Alon USA Energy, Inc.	682,218
4,000	@,S,L	ATP Oil & Gas Corp.	202,160
10,200	@,L	Bois d’Arc Energy, Inc.	202,470
21,000	@,L	FX Energy, Inc.	119,280
68,800	@	Grey Wolf, Inc.	366,704
11,400	@	Gulfport Energy Corp.	208,164
30,900	@	Mariner Energy, Inc.	706,992
43,500	@	Parker Drilling Co.	328,425
10,100	L	Penn Virginia Corp.	440,663

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JPMorgan Small Cap Core Equity Portfolio
as of December 31, 2007 (continued)

Shares			Value

		Oil & Gas (continued)
18,480	@,L	PetroHawk Energy Corp.	$319,889
20,700	@	Southwestern Energy Co.	1,153,404
28,800		St. Mary Land & Exploration Co.	1,111,968
12,200	@,L	Stone Energy Corp.	572,302
10,800	@,L	Swift Energy Co.	475,524
32,300	@,L	Vaalco Energy, Inc.	150,195

			7,040,358

		Oil & Gas Services: 2.5%
29,900	@,L	Allis-Chalmers Energy, Inc.	441,025
8,200	@,L	Basic Energy Services, Inc.	179,990
46,600	@,L	Exterran Holdings, Inc.	3,811,880
5,015	@	Exterran Holdings, Inc.	410,227
30,900	@	FMC Technologies, Inc.	1,752,030
17,300	@	Hercules Offshore, Inc.	411,394
16,900	@	ION Geophysical Corp.	266,682
6,300	L	Lufkin Industries, Inc.	360,927
7,400	@,L	Matrix Service Co.	161,468
7,600	@	Newpark Resources	41,420
15,100	@	Oil States International, Inc.	515,212
19,300	L	RPC, Inc.	226,003
7,900	@,L	T-3 Energy Services, Inc.	371,379
37,700	@,L	Trico Marine Services, Inc.	1,395,654
12,800	@	Union Drilling, Inc.	201,856

			10,547,147

		Packaging & Containers: 1.2%
3,400	@	AEP Industries, Inc.	108,834
8,900		Greif, Inc.	581,793
87,400		Silgan Holdings, Inc.	4,539,556

			5,230,183

		Pharmaceuticals: 2.4%
20,800	@,L	Acadia Pharmaceuticals, Inc.	230,256
8,100	@,L	Adams Respiratory Therapeutics, Inc.	483,894
21,000	@,L	Alkermes, Inc.	327,390
11,700	@,L	Alpharma, Inc.	235,755
15,900	@,L	Auxilium Pharmaceuticals, Inc.	476,841
6,200	@	Bentley Pharmaceuticals, Inc.	93,558
32,100	@,L	BioMarin Pharmaceuticals, Inc.	1,136,340
43,900	@,L	Bionovo, Inc.	75,069
19,700	@,L	Bradley Pharmaceuticals, Inc.	388,090
18,200	@,@@	Cardiome Pharma Corp.	162,344
10,000	@	Combinatorx, Inc.	44,400
42,200	@,L	Cypress Bioscience, Inc.	465,466
21,500	@,L	Durect Corp.	138,245
26,900	@,L	Medarex, Inc.	280,298
15,700	@,L	Onyx Pharmaceuticals, Inc.	873,234
8,700	@	Par Pharmaceutical Cos., Inc.	208,800
126,800	@,L	PharMerica Corp.	1,759,984
11,300	@,L	Progenics Pharmaceuticals, Inc.	204,191
4,700	@,L	Salix Pharmaceuticals Ltd.	37,036
4,400	@	Sucampo Pharmaceuticals, Inc.	80,696
12,900	@	ULURU, Inc.	34,959
12,900	@,L	United Therapeutics Corp.	1,259,685
12,100	@,L	Valeant Pharmaceuticals International	144,837
58,500	@,L	Viropharma, Inc.	464,490
6,500	@,L	Xenoport, Inc.	363,220

			9,969,078

		Real Estate: 0.7%
186,300	@	HFF, Inc.	1,441,962
18,200		Jones Lang LaSalle, Inc.	1,295,112

			2,737,074

		Retail: 3.8%
18,250	@	Aeropostale, Inc.	483,625
47,900		Barnes & Noble, Inc.	1,650,155
7,900		Bob Evans Farms, Inc.	212,747
40,850		Brown Shoe Co., Inc.	619,695
68,400		Cash America International, Inc.	2,209,320
11,400		CBRL Group, Inc.	369,246
22,300	@,L	Collective Brands, Inc.	387,797
8,500	L	Columbia Sportswear Co.	374,765
29,800		Domino’s Pizza, Inc.	394,254
22,000	@	Ezcorp, Inc.	248,380
8,100	@	First Cash Financial Services, Inc.	118,908
44,700	@,S	Gymboree Corp.	1,361,562
15,100	@	Insight Enterprises, Inc.	275,424
39,700	@	Jack in the Box, Inc.	1,023,069
24,000	@,L	JOS A Bank Clothiers, Inc.	682,800
47,800	S	Men’s Wearhouse, Inc.	1,289,644
14,700		Movado Group, Inc.	371,763
78,700	@,L	New York & Co., Inc.	502,106
45,500	@	Pantry, Inc.	1,188,915
73,400	@	Papa John’s International, Inc.	1,666,180
33,000		Ruby Tuesday, Inc.	321,750
11,500		Triarc Cos.	100,740

			15,852,845

		Savings & Loans: 0.3%
13,400	L	Bankunited Financial Corp.	92,460
28,837		First Niagara Financial Group, Inc.	347,197
4,200	S,L	First Place Financial Corp.	58,758
5,700	@,L	FirstFed Financial Corp.	204,174
16,400	@,L	Franklin Bank Corp.	70,684
18,600		United Community Financial Corp.	102,672
9,800		WSFS Financial Corp.	491,960

			1,367,905

		Semiconductors: 3.3%
2,100	@,L	Actel Corp.	28,686
34,600	@,L	AMIS Holdings, Inc.	346,692
166,000	@,L	Amkor Technology, Inc.	1,415,980
9,100	@	Applied Micro Circuits Corp.	79,534
33,500	@	Asyst Technologies, Inc.	109,210
8,600	@	Axcelis Technologies, Inc.	39,560
23,700	@	Brooks Automation, Inc.	313,077
37,200	@	Cirrus Logic, Inc.	196,416
49,800	@,L	Conexant Systems, Inc.	41,334
18,600	@	Credence Systems Corp.	45,012
18,525	@,L	Diodes, Inc.	557,047
68,300	@	Emulex Corp.	1,114,656
24,530	@,L	Entegris, Inc.	211,694
11,100	@	IXYS Corp.	89,022
25,500	@,L	Kulicke & Soffa Industries, Inc.	174,930
10,600	@,L	Lattice Semiconductor Corp.	34,450
4,000	@,L	LTX Corp.	12,720
28,700	@,L	Mattson Technology, Inc.	245,672
28,600		Micrel, Inc.	241,670
51,950	@,L	Microsemi Corp.	1,150,173
9,900	@	Microsemi Corp.	219,186
26,700	@,L	MIPS Technologies, Inc.	132,432
15,100	@,L	MKS Instruments, Inc.	289,014
6,700	@,L	Omnivision Technologies, Inc.	104,855
109,700	@,L	ON Semiconductor Corp.	974,136
5,200	@	Photronics, Inc.	64,844

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JPMorgan Small Cap Core Equity Portfolio
as of December 31, 2007 (continued)

Shares			Value

		Semiconductors (continued)
33,300	@,L	PMC — Sierra, Inc.	$217,782
3,600	@,L	Semitool, Inc.	31,248
15,500	@,L	Semtech Corp.	240,560
30,200	@	Silicon Image, Inc.	136,504
42,300	@,L	Skyworks Solutions, Inc.	359,550
29,500	@	Standard Microsystems Corp.	1,152,565
4,200	@,L	Supertex, Inc.	131,418
31,000	@	Techwell, Inc.	341,310
47,200	@	Varian Semiconductor Equipment Associates, Inc.	1,746,400
57,200	@	Zoran Corp.	1,287,572

			13,876,911

		Software: 4.5%
48,000	@	Actuate Corp.	372,960
14,200	@,L	Ansys, Inc.	588,732
142,475	@,L	Aspen Technology, Inc.	2,310,945
62,300	@	Aspen Technology, Inc.	1,010,506
55,500	@	Blackboard, Inc.	2,233,875
12,600	@	CSG Systems International	185,472
4,600	@	Digi International, Inc.	65,274
10,800	@	Epicor Software Corp.	127,224
6,100	@,L	EPIQ Systems, Inc.	106,201
23,200	@	Informatica Corp.	418,064
13,400		infoUSA, Inc.	119,662
7,400	@	JDA Software Group, Inc.	151,404
16,900	@	Mantech International Corp.	740,558
9,200	@	MedAssets, Inc.	220,248
2,900	@	MicroStrategy, Inc.	275,790
107,739	@	Monotype Imaging Holdings, Inc.	1,634,401
20,400	@,L	MSCI, Inc. — Class A	783,360
62,800	@,L	Nuance Communications, Inc.	1,173,104
22,800	@	Nuance Communications, Inc.	425,904
43,000	@,L	Omnicell, Inc.	1,157,990
4,000	@	Packeteer, Inc.	24,640
38,460	@	Parametric Technology Corp.	686,511
2,600		Pegasystems, Inc.	31,018
31,300	@	Progress Software Corp.	1,054,184
15,600	@,L	Smith Micro Software, Inc.	132,132
70,000	@	Solera Holdings, Inc.	1,734,600
3,700	@,L	SPSS, Inc.	132,867
35,400	@,L	Sybase, Inc.	923,586

			18,821,212

		Telecommunications: 5.5%
50,100	@	3Com Corp.	226,452
11,500	@,L	Adaptec, Inc.	38,870
45,300	@,L	Anixter International, Inc.	2,820,831
27,600	@	Anixter International, Inc.	1,718,652
80,920	@,L	Arris Group, Inc.	807,582
10,800		Black Box Corp.	390,636
18,970	@	Cbeyond, Inc.	739,640
88,930	@,L	Centennial Communications Corp.	826,160
27,100	@	Centennial Communications Corp.	251,759
327,400	@	Cincinnati Bell, Inc.	1,555,150
13,200	@,L	Comtech Telecommunications	712,932
24,800	@	Extreme Networks	87,792
48,200	@,L	Finisar Corp.	69,890
22,200	@,L	Foundry Networks, Inc.	388,944
9,400	@,@@, L	Golden Telecom, Inc.	948,930
15,000	@,L	Harmonic, Inc.	157,200
11,200	@,L	Hypercom Corp.	55,776
17,500	@,L	InterDigital, Inc.	408,275
6,200	@	Mastec, Inc.	63,054
27,400	@,L	MRV Communications, Inc.	63,568
11,800	@,L	Netgear, Inc.	420,906
14,800	@,L	Network Equipment Technologies, Inc.	124,616
91,800	@	Neutral Tandem, Inc.	1,746,036
48,300	@,L	Novatel Wireless, Inc.	782,460
86,700		NTELOS Holdings Corp.	2,574,123
27,300		Plantronics, Inc.	709,800
15,600	@,L	Polycom, Inc.	433,368
12,700	@,L	Powerwave Technologies, Inc.	51,181
157,600	@,L	Premier Global Services, Inc.	2,340,360
24,800	@,L	RF Micro Devices, Inc.	141,608
20,200	@	Rural Cellular Corp.	890,618
10,800	@,L	Sonus Networks, Inc.	62,964
32,500	@	Symmetricom, Inc.	153,075
8,000	@	Syniverse Holdings, Inc.	124,640
17,500	@,L	Tekelec	218,750
6,000	@,L	Utstarcom, Inc.	16,500

			23,123,098

		Textiles: 0.1%
12,400		Unifirst Corp.	471,200

			471,200

		Toys/Games/Hobbies: 0.7%
83,800	@	Jakks Pacific, Inc.	1,978,518
12,600	@,L	Marvel Entertainment, Inc.	336,546
19,000	@	RC2 Corp.	533,330

			2,848,394

		Transportation: 1.7%
9,000	@@,L	Excel Maritime Carriers Ltd.	361,710
16,600	L	Genco Shipping & Trading Ltd.	909,016
37,300	@	Gulfmark Offshore, Inc.	1,745,267
60,200	L	Horizon Lines, Inc.	1,122,128
51,600		Horizon Lines, Inc.	961,824
19,200	@,L	HUB Group, Inc.	510,336
24,100		Landstar System, Inc.	1,015,815
30,500	@	Saia, Inc.	405,650

			7,031,746

		Total Common Stock (Cost $369,984,040)	382,094,257

REAL ESTATE INVESTMENT TRUSTS: 5.1%

		Apartments: 0.6%
51,300		GMH Communities Trust	283,176
8,300	L	Home Properties, Inc.	372,255
48,500		Mid-America Apartment Communities, Inc.	2,073,375

			2,728,806

		Diversified: 1.2%
70,700		Digital Realty Trust, Inc.	2,712,759
97,200	L	Franklin Street Properties Corp.	1,438,560
37,900		Lexington Corporate Properties Trust	551,066
5,100		PS Business Parks, Inc.	268,005

			4,970,390

		Health Care: 0.5%
65,900	S,L	Nationwide Health Properties, Inc.	2,067,283

			2,067,283

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JPMorgan Small Cap Core Equity Portfolio
as of December 31, 2007 (continued)

Shares			Value

		Hotels: 0.8%
27,200		Ashford Hospitality Trust, Inc.	$195,568
128,000	S	FelCor Lodging Trust, Inc.	1,995,520
5,200		LaSalle Hotel Properties	165,880
53,700		Sunstone Hotel Investors, Inc.	982,173

			3,339,141

		Mortgage: 0.4%
35,800		Anthracite Capital, Inc.	259,192
15,800	L	Gramercy Capital Corp.	384,098
47,700		MFA Mortgage Investments, Inc.	441,225
39,600	L	Northstar Realty Finance Corp.	353,232
10,400	L	RAIT Investment Trust	89,648

			1,527,395

		Office Property: 0.4%
16,300		Alexandria Real Estate Equities, Inc.	1,657,221
6,100		BioMed Realty Trust, Inc.	141,337

			1,798,558

		Regional Malls: 0.3%
15,600		Glimcher Realty Trust	222,924
40,200	L	Pennsylvania Real Estate Investment Trust	1,193,136

			1,416,060

		Shopping Centers: 0.1%
5,800		Saul Centers, Inc.	309,894

			309,894

		Warehouse/Industrial: 0.8%
50,300	L	EastGroup Properties, Inc.	2,105,055
67,500	L	First Potomac Realty Trust	1,167,075

			3,272,130

		Total Real Estate Investment Trusts (Cost $25,167,873)	21,429,657

Principal
Amount			Value

U.S. TREASURY OBLIGATIONS: 0.2%

		U.S. Treasury Notes: 0.2%
$690,000		4.625%, due 11/30/08	$698,680

		Total U.S. Treasury Obligations (Cost $699,052)	698,680

		Total Long-Term Investments (Cost $395,850,965)	404,222,594

SHORT-TERM INVESTMENTS: 31.7%

		U.S. Government Agency Obligations: 3.9%
16,389,000	Z	Federal Home Loan Bank, 3.050%, due 01/02/08	16,386,223

		Total U.S. Government Agency Obligations (Cost $16,386,223)	16,386,223

		Securities Lending CollateralCC: 27.8%
117,314,014		Bank of New York Mellon Corp. Institutional Cash Reserves	117,314,014

		Total Securities Lending Collateral (Cost $117,314,014)	117,314,014

		Total Short-Term Investments (Cost $133,700,237)	133,700,237

	Total Investments in Securities
	(Cost $529,551,202)*	127.6%	$537,922,831
	Other Assets and Liabilities - Net	(27.6)	(116,255,420)

	Net Assets	100.0%	$421,667,411

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
S	All or a portion of this security is segregated for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
L	Loaned security, a portion or all of the security is on loan at December 31, 2007.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $529,898,697.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$61,779,493
Gross Unrealized Depreciation	(53,755,359)

Net Unrealized Appreciation	$8,024,134

ING JPMorgan Small Cap Core Equity Portfolio Open Futures Contracts on December 31, 2007:

		Notional		Unrealized
	Number of	Market	Expiration	Appreciation/
Contract Description	Contracts	Value ($)	Date	(Depreciation)

Long Contracts
Russell 2000	9	3,474,900	03/19/08	$(114,893)

$(114,893)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JPMorgan Value Opportunities Portfolio
as of December 31, 2007

Shares			Value

COMMON STOCK: 95.6%

		Advertising: 0.6%
55,178	@	R.H. Donnelley Corp.	$2,012,893

			2,012,893

		Aerospace/Defense: 1.3%
86,900	@	Spirit Aerosystems Holdings, Inc.	2,998,050
23,900		United Technologies Corp.	1,829,306

			4,827,356

		Agriculture: 1.2%
55,400		Altria Group, Inc.	4,187,132

			4,187,132

		Auto Parts & Equipment: 0.5%
84,400	@	TRW Automotive Holdings Corp.	1,763,960

			1,763,960

		Banks: 8.3%
294,342		Bank of America Corp.	12,144,551
63,600		BB&T Corp.	1,950,612
55,400		Capital One Financial Corp.	2,618,204
97,600		Huntington Bancshares, Inc.	1,440,576
65,500		TCF Financial Corp.	1,174,415
43,390		US Bancorp.	1,377,199
139,800		Wachovia Corp.	5,316,594
111,060		Wells Fargo & Co.	3,352,901

			29,375,052

		Beverages: 0.5%
69,900	@	Constellation Brands, Inc.	1,652,436

			1,652,436

		Chemicals: 1.5%
100,100		Rohm & Haas Co.	5,312,307

			5,312,307

		Commercial Services: 0.9%
83,500	@	Hertz Global Holdings, Inc.	1,326,815
76,800		Western Union Co.	1,864,704

			3,191,519

		Computers: 0.4%
13,900		International Business Machines Corp.	1,502,590

			1,502,590

		Cosmetics/Personal Care: 3.6%
17,700		Colgate-Palmolive Co.	1,379,892
153,500		Procter & Gamble Co.	11,269,970

			12,649,862

		Diversified Financial Services: 9.5%
60,360		CIT Group, Inc.	1,450,451
318,800		Citigroup, Inc.	9,385,472
95,700		Countrywide Financial Corp.	855,558
30,500		Discover Financial Services	459,940
49,800		Fannie Mae	1,991,004
219,590		Freddie Mac	7,481,431
30,900	@@	Lazard Ltd.	1,257,012
38,400		Lehman Brothers Holdings, Inc.	2,512,896
33,400		Merrill Lynch & Co., Inc.	1,792,912
60,500		Morgan Stanley	3,213,155
176,400	@	TD Ameritrade Holding Corp.	3,538,584

			33,938,415

		Electric: 6.9%
69,900		American Electric Power Co., Inc.	3,254,544
199,000		CMS Energy Corp.	3,458,620
49,360		Consolidated Edison, Inc.	2,411,236
95,700		Edison International	5,107,509
44,100		FirstEnergy Corp.	3,190,194
43,230	W	SCANA Corp.	1,822,145
165,600		Sierra Pacific Resources	2,811,888
108,300		Xcel Energy, Inc.	2,444,331

			24,500,467

		Electronics: 1.2%
46,600	@	Arrow Electronics, Inc.	1,830,448
68,300	@@	Tyco Electronics Ltd.	2,535,979

			4,366,427

		Food: 3.0%
40,300		General Mills, Inc.	2,297,100
111,500		Kraft Foods, Inc.	3,638,245
138,600		Safeway, Inc.	4,741,506

			10,676,851

		Forest Products & Paper: 1.0%
469,317	@,@@	Domtar Corp.	3,609,048

			3,609,048

		Hand/Machine Tools: 0.6%
56,600		Kennametal, Inc.	2,142,876

			2,142,876

		Healthcare — Services: 0.8%
31,700	@	WellPoint, Inc.	2,781,041

			2,781,041

		Insurance: 7.4%
46,600		AMBAC Financial Group, Inc.	1,200,882
66,800		American International Group, Inc.	3,894,440
24,910		Assurant, Inc.	1,666,479
37,800		Cincinnati Financial Corp.	1,494,612
332,790		Genworth Financial, Inc.	8,469,506
43,500		Hartford Financial Services Group, Inc.	3,792,765
40,300		Metlife, Inc.	2,483,286
109,000		MGIC Investment Corp.	2,444,870
10,100		Prudential Financial, Inc.	939,704

			26,386,544

		Internet: 1.3%
126,600	@	Symantec Corp.	2,043,324
109,600	@	Yahoo!, Inc.	2,549,296

			4,592,620

		Iron/Steel: 0.9%
25,400		United States Steel Corp.	3,071,114

			3,071,114

		Leisure Time: 0.6%
50,400		Royal Caribbean Cruises Ltd.	2,138,976

			2,138,976

		Machinery — Construction & Mining: 1.0%
12,600		Caterpillar, Inc.	914,256
39,900		Joy Global, Inc.	2,626,218

			3,540,474

		Media: 4.0%
109,600	@	Comcast Corp. — Class A	2,001,296
65,500		New York Times Co.	1,148,215
220,400		News Corp. — Class A	4,515,996

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JPMorgan Value Opportunities Portfolio
as of December 31, 2007 (continued)

Shares			Value

		Media (continued)
112,100	@	Time Warner Cable, Inc.	$3,093,960
107,700		Walt Disney Co.	3,476,556

			14,236,023

		Mining: 0.4%
37,200		Alcoa, Inc.	1,359,660

			1,359,660

		Miscellaneous Manufacturing: 5.2%
83,100		Dover Corp.	3,830,079
337,770		General Electric Co.	12,521,134
58,300	@@	Tyco International Ltd.	2,311,595

			18,662,808

		Oil & Gas: 13.9%
65,500		Chevron Corp.	6,113,115
94,450		ConocoPhillips	8,339,935
18,300		EOG Resources, Inc.	1,633,275
202,080		ExxonMobil Corp.	18,932,875
54,200		Marathon Oil Corp.	3,298,612
63,600	@,@@	Nabors Industries Ltd.	1,742,004
70,500		Occidental Petroleum Corp.	5,427,795
14,500		Sunoco, Inc.	1,050,380
54,375		XTO Energy, Inc.	2,792,700

			49,330,691

		Oil & Gas Services: 0.3%
26,733		Halliburton Co.	1,013,448

			1,013,448

		Packaging & Containers: 0.6%
82,500	@	Pactiv Corp.	2,196,975

			2,196,975

		Pharmaceuticals: 6.5%
45,000		Abbott Laboratories	2,526,750
16,400		Cardinal Health, Inc.	947,100
104,300		Merck & Co., Inc.	6,060,873
221,070		Pfizer, Inc.	5,024,921
179,400		Schering-Plough Corp.	4,779,216
40,300	@	Sepracor, Inc.	1,057,875
60,770		Wyeth	2,685,426

			23,082,161

		Retail: 1.6%
36,200		Advance Auto Parts, Inc.	1,375,238
38,400	@	Kohl’s Corp.	1,758,720
113,380		Staples, Inc.	2,615,677

			5,749,635

		Semiconductors: 0.6%
91,300		Xilinx, Inc.	1,996,731

			1,996,731

		Software: 0.5%
49,800		Microsoft Corp.	1,772,880

			1,772,880

		Telecommunications: 7.0%
42,681		AT&T, Inc.	1,773,822
137,690		Corning, Inc.	3,303,183
151,200		Motorola, Inc.	2,425,248
99,800		Sprint Nextel Corp.	1,310,374
369,000		Verizon Communications, Inc.	16,121,610

			24,934,237

		Transportation: 2.0%
27,700		Burlington Northern Santa Fe Corp.	2,305,471
98,200		Norfolk Southern Corp.	4,953,208

			7,258,679

		Total Common Stock (Cost $349,318,334)	339,813,888

REAL ESTATE INVESTMENT TRUSTS: 1.7%

		Apartments: 0.6%
54,800		Apartment Investment & Management Co.	1,903,204

			1,903,204

		Office Property: 0.4%
14,400		Alexandria Real Estate Equities, Inc.	1,464,048

			1,464,048

		Storage: 0.7%
34,600		Public Storage, Inc.	2,539,986

			2,539,986

		Total Real Estate Investment Trusts (Cost $6,659,583)	5,907,238

		Total Long-Term Investments (Cost $355,977,917)	345,721,126

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 2.2%

		U.S. Government Agency Obligations: 2.2%
$7,907,000	Z	Federal Home Loan Bank, 3.050%, due 01/02/08	$7,905,660

		Total Short-Term Investments (Cost $7,905,660)	7,905,660

	Total Investments in Securities
	(Cost $363,883,577)*	99.5%	$353,626,786
	Other Assets and Liabilities - Net	0.5	1,738,928

	Net Assets	100.0%	$355,365,714

@	Non-income producing security
@@	Foreign Issuer
W	When-issued or delayed delivery security
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $364,591,014.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$26,901,085
Gross Unrealized Depreciation	(37,865,313)

Net Unrealized Depreciation	$(10,964,228)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Julius Baer Foreign Portfolio
as of December 31, 2007

Shares			Value

COMMON STOCK: 92.5%

		Australia: 4.6%
931,641	S	BHP Billiton Ltd.	$32,568,336
335,322		Brambles Ltd.	3,366,973
91,342	@	Crown Ltd.	1,078,726
269,638		John Fairfax Holdings Ltd.	1,101,085
6,077,056		Macquarie Airports Management Ltd.	21,464,101
753,761	S	Newcrest Mining Ltd.	21,734,716
91,342		Publishing & Broadcasting Ltd.	334,662
255,010	L	Rio Tinto Ltd.	29,666,139

			111,314,738

		Austria: 3.9%
152,077		Erste Bank der Oesterreichischen Sparkassen AG	10,737,879
12,376		Flughafen Wien AG	1,429,556
737,623	@	Immoeast Immobilien Anlagen AG	7,917,762
33,501		Oesterreichische Elektrizitaetswirtschafts AG	2,328,745
490,868	S	OMV AG	39,624,949
129,780		Raiffeisen International Bank Holding AG	19,505,473
131,044		Telekom Austria AG	3,618,908
77,126		Wiener Staedtische Allgemeine Versicherung AG	6,182,662
58,694		Wienerberger AG	3,233,929

			94,579,863

		Belgium: 1.1%
40,772		Fortis	1,067,359
9,312		Groupe Bruxelles Lambert SA	1,190,908
96,228		Kbc Ancora	10,937,365
98,408		KBC Groep NV	13,851,355

			27,046,987

		Bermuda: 0.3%
59,065	@,L	Central European Media Enterprises Ltd.	6,850,359

			6,850,359

		Brazil: 0.3%
260,166	@	Bovespa Holding SA	5,013,311
97,793		Uniao de Bancos Brasileiros SA	1,358,663
2,561	L	Uniao de Bancos Brasileiros SA GDR	357,618

			6,729,592

		Bulgaria: 0.0%
230,636	@	Bulgaria Compensation Notes	77,683
10,684	@	Bulgaria Housing Compensation Notes	3,528
327,324	@	Bulgaria Reg Compensation Vouchers	103,081

			184,292

		Canada: 3.1%
122,758		Cameco Corp.	4,921,763
15,325		Canadian Natural Resources Ltd.	1,126,996
71,174	L	Imperial Oil Ltd.	3,938,927
1,001,020	@	Ivanhoe Mines Ltd.	10,953,965
67,427	@	Opti Canada Inc.	1,134,088
137,390		Potash Corp. of Saskatchewan	19,974,762
165,551	@,L	Research In Motion Ltd.	18,773,483
94,050		Suncor Energy, Inc.	10,283,130
119,256		Talisman Energy, Inc.	2,222,116
197,878	@	UTS Energy Corp.	1,078,660

			74,407,890

		Chile: 0.1%
13,872		Sociedad Quimica y Minera de Chile SA ADR	2,451,876

			2,451,876

		China: 0.7%
9,511,367	L,X	Beijing Capital International Airport Co., Ltd.	15,884,099
445,516	L	Weiqiao Textile Co.	630,629
964,616	L	Wumart Stores, Inc.	820,197

			17,334,925

		Cyprus: 0.7%
961,590		Bank of Cyprus Public Co., Ltd.	17,383,030

			17,383,030

		Czech Republic: 2.4%
242,877	S	Komercni Banka AS	57,760,297

			57,760,297

		Denmark: 0.7%
8,684		ALK-Abello A/S	1,018,023
175		AP Moller — Maersk A/S	1,868,879
8,885		Carlsberg A/S	1,069,634
30,319		Flsmidth & Co. A/S	3,091,663
118,411		Novo-Nordisk A/S	7,730,034
3,587	L	Rockwool International AS	831,976
19,910	@	Vestas Wind Systems A/S	2,149,898

			17,760,107

		Finland: 3.4%
29,482		Elisa OYJ	901,618
374,154		Fortum OYJ	16,807,217
97,934		Kemira OYJ	2,050,583
19,905		Kesko OYJ	1,088,143
16,538		Metso OYJ	896,620
952,293		Nokia OYJ	36,584,582
19,192		Nokian Renkaat OYJ	666,263
58,137		OKO Bank	1,108,734
82,729		Orion OYJ	1,938,621
50,871		Outotec OYJ	2,758,196
202,470		Ramirent Oyj	3,320,850
108,225	L	Sanoma-WSOY OYJ	3,087,907
541,024		YIT OYJ	11,777,225

			82,986,559

		France: 9.0%
13,042	L	Accor SA	1,042,588
117,336		ADP	12,003,731
86,677	L	Air Liquide	12,895,312
23,820		Alstom	5,116,374
34,401		BNP Paribas	3,732,512
85,248	L	Bouygues SA	7,083,524
20,823	@	Bureau Veritas SA	1,232,995
58,454	L	Cie de Saint-Gobain	5,508,607
6,112		EDF Energies Nouvelles S.A.	426,271
180,255	L	Electricite de France	21,470,610
20,911		Eurazeo	2,678,427
189,778		France Telecom SA	6,807,483
10,008		Hermes International	1,264,473
69,372		JC Decaux SA	2,722,777
109,100	S	Lafarge SA	19,811,220
180,958	S	LVMH Moet Hennessy Louis Vuitton SA	21,868,654
36,055		M6-Metropole Television	947,573
25,044		Neuf Cegetel	1,266,679
11,468		Nexity	524,423
21,043	L	Pernod-Ricard SA	4,856,346

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Julius Baer Foreign Portfolio
as of December 31, 2007 (continued)

Shares			Value

		France (continued)
61,632		PPR	$9,899,910
13,465		Remy Cointreau SA	957,590
26,793	L	Renault SA	3,799,854
53,599		Sanofi-Aventis	4,906,475
117,477	L	Societe Television Francaise 1	3,132,159
12,878		Sodexho Alliance SA	790,661
231,979	L	Suez SA	15,789,891
12,311		Technip SA	979,234
379,544	S,L	Total SA	31,426,416
49,269	L	Veolia Environnement	4,487,850
115,837	L	Vinci SA	8,566,821
27,294		Vivendi	1,253,152
5,715		Wendel Investissement	825,092

			220,075,684

		Germany: 8.0%
10,536		Adidas AG	778,333
106,763		Bayer AG	9,738,561
13,587		Bilfinger Berger AG	1,022,854
452,644		Commerzbank AG	17,241,292
9,986		Continental AG	1,303,007
166,332		DaimlerChrysler AG	16,050,602
115	I	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys — REG S GDR)	1,305,461
115	I	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys — REG S GDR)	835,084
115	I	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys — REG S GDR)	686,010
115	I	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys — REG S GDR)	1,512,289
115	I	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys — REG S GDR)	849,050
115	I	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys — REG S GDR)	3,673,299
115	I	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys — REG S GDR)	540,808
115	I	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys — REG S GDR)	149,303
115	I	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys — REG S GDR)	936,964
115	I	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys — REG S GDR)	217,119
115	I	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys — REG S GDR)	195,635
115	I	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys — REG S GDR)	407,634
115	I	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys — REG S GDR)	258,074
115	I	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys — REG S GDR)	209,074
115	I	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys — REG S GDR)	392,277
115	I	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys — REG S GDR)	106,715
115	I	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys — REG S GDR)	221,059
115	I	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys — REG S GDR)	169,050
115	I	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys — REG S GDR)	36,863
115	I	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys — REG S GDR)	1,836,188
115	I	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys — REG S GDR)	312,936
115	I	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys — REG S GDR)	1,995,710
115	I	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys — REG S GDR)	431,940
115	I	Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys — REG S GDR)	—
39,155		Deutsche Boerse AG	7,685,110
40,189		Deutsche Post AG	1,368,220
32,691		Deutsche Postbank AG	2,916,672
98,163	S	E.ON AG	20,871,649
320,517		Fraport AG Frankfurt Airport Services Worldwide	25,553,222
143,924		Fresenius AG	12,033,888
212,072		Fresenius Medical Care AG & Co. KGaA	11,291,443
26,789	@	Hamburger Hafen und Logistik AG	2,363,724
91,082		Henkel KGaA	4,647,337
22,363		Hypo Real Estate Holding AG	1,187,510
23,833	@,L	IKB Deutsche Industriebank AG	213,257
72,241	@,L	KarstadtQuelle AG	1,715,436
18,140		Merck KGaA	2,369,118
25,491		Praktiker Bau- und Heimwerkermaerkte AG	738,889
14,880		Rheinmetall AG	1,191,862
283,056		Rhoen Klinikum AG	8,849,596
26,083		RWE AG	3,674,253
138,219	L	Siemens AG	21,888,339
24,776	@	Tognum AG	739,821
71,389	@	UkrTelecom GDR	756,715

			195,469,252

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Julius Baer Foreign Portfolio
as of December 31, 2007 (continued)

Shares			Value

		Greece: 0.7%
204,001		Hellenic Telecommunications Organization SA	$7,462,500
477,627		Marfin Investment Group SA	4,131,169
1,378,549	@	Veterin SA	4,671,710

			16,265,379

		Hong Kong: 2.7%
2,901,558		China Merchants Holdings International Co., Ltd.	17,765,506
715,185	L	China Mobile Ltd.	12,454,591
2,882,244	@,L	Galaxy Entertainment Group Ltd.	2,691,231
4,677,775	L	GOME Electrical Appliances Holdings Ltd.	11,794,847
436,122	@	Hutchison Telecommunications International Ltd.	657,401
2,697,971	L	Melco International Development	4,030,760
162,828	@,L	Melco PBL Entertainment Macau Ltd. ADR	1,882,292
9,219,903	L	Shun TAK Holdings Ltd.	14,410,712
496,055		Texwinca Holdings Ltd.	443,608

			66,130,948

		Hungary: 3.7%
2,194,403		Magyar Telekom Telecommunications PLC	11,374,591
9,549		Mol Magyar Olaj — es Gazipari Rt	1,345,788
1,495,734		OTP Bank Nyrt	75,438,994
10,695		Richter Gedeon Nyrt	2,560,205

			90,719,578

		India: 3.9%
322,951	@,#	Banking Index Benchmark Exchange Traded Scheme — Bank BeESCitigroup Global Markets (Participation Certificate, Issuer: Citigroup Global Markets)	8,056,013
427,971	@,#	Bharti Airtel Ltd. (Equity Linked Certificate, Issuer: CLSA Financial Products Ltd.)	10,818,985
755,572		Canara Bank (Participation Certificate, Issuer: Citigroup Global Markets)	6,351,151
58,423	@,#	ICICI Bank Ltd. (Participation Certificate, Issuer: Citigroup Global Markets)	1,836,067
182,620	@,#	ICICI Bank, Ltd. (Equity Linked Certificate, Issuer: CLSA Financial Products Ltd.)	5,588,598
25,804		ICICI Bank, Ltd. (Zero Strike Warrant, Issuer: ABN Amro Bank NV)	810,945
57,120	@,#	Mahindra & Mahindra Ltd. (Equity Linked Certificate, Issuer: CLSA Financial Products Ltd.)	1,213,674
43,323	@,#	Oil & Natural Gas Corp. Ltd. (Equity Linked Certificate, Issuer: CLSA Financial Products Ltd.)	1,276,550
35,151	@,#	Reliance Industries Ltd. (Equity Linked Certificate, Issuer: CLSA Financial Products Ltd.)	2,543,321
501,209	@,#	State Bank of India Ltd. (Equity Linked Certificate, Issuer: CLSA Financial Products Ltd.)	30,152,016
1,417	@,#	State Bank of India Ltd. (Low Exercise Price Warrant, Issuer: Deutsche Bank AG London)	53,889
48,925		State Bank of India Ltd. GDR	5,888,399
289,169	@,#	State Bank of India Ltd. (Participation Certificate, Issuer: Citigroup Global Markets)	17,395,993
52,876	@	Suzlon Energy Ltd. Citigroup Global Markets (Participation Certificate, Issuer: Citigroup Global Markets)	2,598,255

			94,583,856

		Indonesia: 0.1%
2,242,000		Semen Gresik Persero Tbk PT	1,321,015

			1,321,015

		Ireland: 0.1%
81,577		CRH PLC	2,813,198

			2,813,198

		Italy: 1.8%
11,895		Autogrill S.p.A.	202,283
293,718		Banca Popolare di Milano Scrl	3,985,497
53,052		Banca Popolare di Sondrio SCARL	793,263
42,442		Banche Popolari Unite Scpa	1,166,247
129,024		Bulgari S.p.A.	1,811,989
248,071		Buzzi Unicem S.p.A.	6,855,769
133,060		Credito Emiliano S.p.A.	1,831,739
15,368		Finmeccanica S.p.A.	493,068
153,562		Geox S.p.A.	3,092,930
932,050		Intesa Sanpaolo S.p.A.	6,794,460
48,641		Italcementi S.p.A.	1,041,476
6,370		Lottomatica S.p.A.	233,230
105,514	L	Mediobanca S.p.A.	2,168,446
631,250		Telecom Italia S.p.A.	1,957,069
1,539,379		UniCredito Italiano S.p.A.	12,662,024

			45,089,490

		Japan: 5.7%
19,250		Acom Co., Ltd.	388,889
18,375		Aeon Credit Service Co., Ltd.	270,645
21,856	L	Aiful Corp.	383,980
28,816		Aisin Seiki Co., Ltd.	1,193,048
259,000		Bank of Yokohama Ltd.	1,804,557
126,975	S	Canon, Inc.	5,811,212
106		Central Japan Railway Co.	901,003
15,790		Credit Saison Co., Ltd.	430,135
112,000		Daihatsu Motor Co., Ltd.	1,037,392
52,000		Daikin Industries Ltd.	2,900,356
46,272		Daiwa Securities Group, Inc.	415,414
79,022		Denso Corp.	3,215,740
645		Dentsu, Inc.	1,696,730
408		East Japan Railway Co.	3,356,018
26,200		Eisai Co., Ltd.	1,025,411
23,100		Fanuc Ltd.	2,239,502
288		Fuji Television Network, Inc.	473,615
131,120		Honda Motor Co., Ltd.	4,331,529
69,200		Hoya Corp.	2,189,430
27,600		Ibiden Co., Ltd.	1,908,507
99,000		Itochu Corp.	955,314
816	S	Japan Tobacco, Inc.	4,824,801
16,728		JFE Holdings, Inc.	838,812
33,469		JS Group Corp.	533,997

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Julius Baer Foreign Portfolio
as of December 31, 2007 (continued)

Shares			Value

		Japan (continued)
18,136		JSR Corp.	$464,314
303		KDDI Corp.	2,241,920
61,920		Koito Manufacturing Co., Ltd.	843,096
59,500		Komatsu Ltd.	1,595,741
49,829		Kubota Corp.	335,326
17,900		Kyocera Corp.	1,581,900
53,161		Makita Corp.	2,222,503
133,324		Matsushita Electric Industrial Co., Ltd.	2,731,925
76,200		Mitsubishi Corp.	2,062,329
66,000		Mitsubishi Electric Corp.	683,574
336,980	S	Mitsubishi UFJ Financial Group, Inc.	3,177,696
96,000		Mitsui & Co., Ltd.	2,032,314
24,596		Mitsui Fudosan Co., Ltd.	530,448
243		Mizuho Financial Group, Inc.	1,157,518
72,000		Nikon Corp.	2,449,319
24,486		Nintendo Co., Ltd.	14,377,003
118,011		Nippon Electric Glass Co., Ltd.	1,919,690
161		Nippon Telegraph & Telephone Corp.	800,320
45,077		Nissan Motor Co., Ltd.	491,993
56,771		Nitto Denko Corp.	2,983,707
39,804		Nomura Holdings, Inc.	666,910
133,000		NSK Ltd.	1,363,305
896		NTT DoCoMo, Inc.	1,475,094
10,232		Olympus Corp.	417,005
20,483		Promise Co., Ltd.	504,331
105,207		Ricoh Co., Ltd.	1,920,695
33,847		Seven & I Holdings Co., Ltd.	983,338
38,000		Sharp Corp.	677,850
20,200		Shin-Etsu Chemical Co., Ltd.	1,256,262
73,781		Sony Corp.	4,019,801
99,297		Stanley Electric Co., Ltd.	2,466,249
242,000		Sumitomo Chemical Co., Ltd.	2,143,062
65,783		Sumitomo Corp.	920,395
75,500		Sumitomo Electric Industries Ltd.	1,190,751
136,974		Sumitomo Heavy Industries	1,248,873
274,134		Sumitomo Metal Industries Ltd.	1,253,602
113	S	Sumitomo Mitsui Financial Group, Inc.	836,231
206,035		Suzuki Motor Corp.	6,176,971
18,500		Takata Corp.	532,345
35,400		Takeda Pharmaceutical Co., Ltd.	2,068,098
20,430		Takefuji Corp.	490,700
89,000		Toray Industries, Inc.	692,704
186,414	S	Toyota Motor Corp.	9,928,169
42,334		Yamada Denki Co., Ltd.	4,775,496
93,402		Yamaha Motor Co., Ltd.	2,235,351
14,368		Yamato Holdings Co., Ltd.	206,530

			138,258,791

		Luxembourg: 0.6%
112,982	@,L	Millicom International Cellular SA	13,325,097

			13,325,097

		Mexico: 1.0%
1,381,752		America Movil SA de CV — Series L	4,241,105
23,101		America Movil SA de CV ADR	1,418,170
271,069		Controladora Comercial Mexicana SA de CV	682,994
862,126		Corporacion Moctezuma	2,114,576
15,126	@,L	Desarrollado ADR	747,981
93,538		Fomento Economico Mexicano SA de CV ADR	3,570,345
146,492		Grupo Cementos Chihuahua	925,449
1,510,299		Grupo Financiero Banorte SA de CV	6,240,848
112,992		Grupo Televisa SA ADR	2,685,820
805,459	@	Urbi Desarrollos Urbanos SA de CV	2,782,204

			25,409,492

		Netherlands: 0.5%
25,344		Koninklijke Vopak NV	1,439,532
273,280		Royal KPN NV	4,978,785
29,745		TNT NV	1,234,115
111,743		Unilever NV	4,105,526
45,876	@	X5 Retail Group NV GDR	1,664,563

			13,422,521

		New Zealand: 0.2%
1,698,219		Auckland International Airport Ltd.	3,786,650

			3,786,650

		Norway: 1.7%
86,482		Aker Kvaerner ASA	2,282,479
391,957		DNB NOR ASA	5,962,446
344,171		Norsk Hydro ASA	4,900,613
523,268		Statoil ASA	16,143,223
274,425	@	Telenor ASA	6,511,822
143,699		Yara International ASA	6,608,282

			42,408,865

		Philippines: 0.1%
92,624		Ayala Corp.	1,251,259
2,222,932		Ayala Land, Inc.	755,266

			2,006,525

		Poland: 3.6%
24,860		Bank BPH	1,051,371
227,842		Bank Handlowy w Warszawie	9,212,815
270,993	S	Bank Pekao SA	24,980,867
75,891		Bank Zachodni WBK SA	7,718,384
15,416	@	BRE Bank SA	3,154,042
2,529,676		Polish Oil & Gas	5,224,169
949,251		Powszechna Kasa Oszczednosci Bank Polski SA	20,236,070
1,707,093		Telekomunikacja Polska SA	15,529,306

			87,107,024

		Portugal: 0.6%
392,481		Energias de Portugal SA	2,572,085
1,385,908		Jeronimo Martins	11,010,863

			13,582,948

		Romania: 0.8%
753,619		Romanian Bank for Development SA	8,588,362
48,259,628		SNP Petrom SA	9,726,876
1,544,000	@	Socep Constanta	169,153

			18,484,391

		Russia: 7.5%
29,260	@,#	AFI Development PLC GDR	277,109
129,848	@,L	CTC Media, Inc.	3,921,410
76,147	#,L	Evraz Group SA GDR	5,901,393
42,512	L	Lukoil-Spon ADR	3,661,230
14,323	L	Mechel OAO ADR	1,391,336
32,105		MMC Norilsk Nickel	8,447,887
60,646	L	MMC Norilsk Nickel ADR	16,394,894
662,638		Novatek OAO	5,095,686
20,737	#,L	Novatek OAO GDR	1,524,170
87,213	@,#	Novorossiysk Sea Trading Port — Spon GDR	1,744,260

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Julius Baer Foreign Portfolio
as of December 31, 2007 (continued)

Shares			Value

		Russia (continued)
881,355	L	OAO Gazprom ADR	$49,802,616
1,688,294	@	OAO Rosneft Oil Co. GDR	16,367,018
4,872	@,I	Open Investments	1,501,702
252,459	@,#	Pharmstandard OJSC GDR	6,942,623
15,356		Polyus Gold Co. ZAO	699,675
77,168	L	Polyus Gold Co. ZAO ADR	3,703,292
4,409,494		Sberbank RF	18,575,571
49,152	#	Severstal JSC GDR	1,115,750
10,938	I	Silvinit BRD	7,109,700
143,870	@,#,	Sistema-Hals GDR	1,402,733
	L
16,761	@,#,	Uralkali GDR	653,679
	L
273,444	@	Uralkaliy	2,119,726
131,226		Uralsvyazinform ADR	1,614,080
1,221,344	I	URSA Bank	2,320,554
158,938		Vimpel-Communications OAO ADR	6,611,821
480,991	@,#,	VTB Bank OJSC GDR	4,905,016
	L
32,963		Wimm-Bill-Dann Foods — Class S	2,947,691
37,743		Wimm-Bill-Dann Foods OJSC ADR	4,945,843

			181,698,465

		South Africa: 0.1%
96,022		Impala Platinum Holdings Ltd.	3,336,507

			3,336,507

		South Korea: 0.2%
13,050		Hyundai Motor Co.	989,061
14,170		Kookmin Bank	1,044,528
4,403	@	NHN Corp.	1,049,925
3,975		Samsung Electronics Co., Ltd.	2,339,279

			5,422,793

		Spain: 1.4%
7,273		Acciona SA	2,291,510
36,062		Gamesa Corp. Tecnologica SA	1,668,611
405,518	@,L	Iberdrola Renovables	3,349,820
514,266	L	Iberdrola SA	7,790,877
80,672	L	Inditex SA	4,881,465
426,497		Telefonica SA	13,825,471

			33,807,754

		Sweden: 1.9%
84,351		Getinge AB	2,255,103
80,055		Hennes & Mauritz AB	4,835,771
93,486		Modern Times Group AB	6,487,706
916,508	S	Nordea Bank AB	15,359,670
69,106		OMX AB	2,805,262
42,797		Skandinaviska Enskilda Banken AB	1,092,521
337,707		Swedbank AB	9,503,611
574,303		Telefonaktiebolaget LM Ericsson	1,344,201
209,738		TeliaSonera AB	1,959,493

			45,643,338

		Switzerland: 5.6%
304,880		ABB Ltd.	8,790,238
21,216		BKW FMB Energie AG	2,697,439
259,525		Compagnie Financiere Richemont AG	17,730,991
19,165		Credit Suisse Group	1,153,648
12,962		Flughafen Zuerich AG	5,254,760
212,596	S	Holcim Ltd.	22,662,857
79,505	S	Nestle SA	36,507,924
2,539		Nobel Biocare Holding AG	676,187
32,205		Roche Holding AG	5,567,142
2,928		SGS SA	3,490,698
47,968		Swatch Group AG — BR	14,420,421
10,477		Synthes, Inc.	1,302,645
225,890		Xstrata PLC	15,850,917

			136,105,867

		Taiwan: 0.2%
562,229	@,#	Hon Hai Precision Industry Co. (Low Exercise Price Warrant, Issuer: Deutsche Bank AG London)	3,493,410
807,105	@	Taiwan Semiconductor Manufacturing Co. Ltd. (Low Exercise Price Warrant, Issuer: Deutsche Bank AG London)	1,539,956
63,977		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	637,211

			5,670,577

		Turkey: 0.1%
151,288		Turkiye Garanti Bankasi AS	1,350,009

			1,350,009

		Ukraine: 0.7%
7,983,167	@	JSCB Ukrsotsbank	2,209,944
11,263,363	S	Raiffeisen Bank Aval	2,443,948
51,920	@	Ukrnafta Oil Co. ADR	4,094,751
233	@	Ukrnafta Oil Co. GDR	116,147
42,464,048	@	UkrTelecom	8,953,629

			17,818,419

		United Arab Emirates: 0.1%
1,801,741	@,L	DP World Ltd.	2,144,072

			2,144,072

		United Kingdom: 8.6%
194,728		Amec PLC	3,255,573
345,335		Anglo American PLC	20,962,327
142,469		BAE Systems PLC	1,413,849
243,419		BHP Billiton PLC	7,422,668
2,375,935		BP PLC	29,034,525
311,037		Burberry Group PLC	3,515,478
283,489		Cadbury Schweppes PLC	3,466,190
924,462		Compass Group PLC	5,641,035
1,108,990	S	Diageo PLC	23,804,750
260,714		GlaxoSmithKline PLC	6,621,243
200,874		Intertek Group PLC	3,965,600
103,043		Kingfisher PLC	295,482
71,395	@	Peter Hambro Mining PLC	1,745,449
312,647		QinetiQ PLC	1,214,977
209,826		Reckitt Benckiser PLC	12,193,005
225,932		Rio Tinto PLC	23,777,638
550,064	@	Rolls-Royce Group PLC	5,970,411
22,222,585	@	Rolls-Royce Group PLC — B Shares	48,660
92,015		Scottish & Newcastle PLC	1,349,617
620,519		Smith & Nephew PLC	7,119,217
1,347,972		Tesco PLC	12,822,641
8,324,645	S	Vodafone Group PLC	31,250,064
62,788		William Hill PLC	656,012
84,374		WPP Group PLC	1,080,925

			208,627,336

		United States: 0.0%
63,447		KKR Private Equity Investors LP	1,152,198

			1,152,198

		Total Common Stock (Cost $1,887,560,519)	2,270,344,413

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Julius Baer Foreign Portfolio
as of December 31, 2007 (continued)

Shares			Value

EXCHANGE-TRADED FUNDS: 3.5%

		Australia: 0.4%
358,017	L	iShares MSCI Australia Index Fund	$10,318,050

			10,318,050

		Brazil: 0.1%
27,880	L	iShares MSCI Brazil Index Fund	2,249,916

			2,249,916

		Canada: 1.0%
758,916	L	iShares MSCI Canada Index Fund	24,376,382

			24,376,382

		Germany: 0.5%
109,508		iShares DAX® (DE)	12,243,339

			12,243,339

		Hong Kong: 0.5%
112,350	L	Hang Seng Investment Index Funds Series — H-Share Index ETF	2,324,115
269,100		Hang Seng Investment Index Funds Series II — Hang Seng Index ETF	9,635,612

			11,959,727

		Singapore: 0.2%
577,300	@	iShares MSCI India	5,513,215

			5,513,215

		South Korea: 0.4%
155,313	L	iShares MSCI South Korea Index Fund	10,048,751

			10,048,751

		United States: 0.4%
659,841		iShares MSCI Taiwan Index Fund	9,917,410

			9,917,410

		Total Exchange-Traded Funds (Cost $88,792,914)	86,626,790

MUTUAL FUNDS: 0.2%

		Romania: 0.1%
422,000		SIF 1 Banat Crisana Arad	610,348
458,000		SIF 2 Moldova Bacau	649,354
693,000	@	SIF 3 Transilvania Brasov	655,025
635,000		SIF 4 Muntenia Bucuresti	623,487
403,500		SIF 5 Oltenia Craiova	713,461

			3,251,675

		Russia: 0.1%
313,271	@	RenShares Utilities Ltd.	1,033,794

			1,033,794

		Total Mutual Funds (Cost $1,723,170)	4,285,469

PREFERRED STOCK: 1.8%

		Brazil: 1.6%
719,571		Cia Vale do Rio Doce	20,515,859
378,534		Petroleo Brasileiro SA	18,799,104

			39,314,963

		Germany: 0.2%
31,279		Volkswagen AG	4,564,629

			4,564,629

		Total Preferred Stock (Cost $37,358,787)	43,879,592

		Total Long-Term Investments (Cost $1,998,034,056)	2,384,620,405

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 11.2%

		U.S. Government Agency Obligations: 0.8%
$19,038,000	Z	Federal Home Loan Bank, 3.050%, due 01/02/08	$19,034,774

		Total U.S. Government Agency Obligations (Cost $19,034,774)	19,034,774

		Securities Lending CollateralCC: 10.4%
252,022,785		Bank of New York Mellon Corp. Institutional Cash Reserves	252,022,785

		Total Securities Lending Collateral (Cost $252,022,785)	252,022,785

		Total Short-Term Investments (Cost $271,057,559)	271,057,559

	Total Investments in Securities
	(Cost $2,269,091,615)*	109.2%	$2,655,677,964
	Other Assets and Liabilities - Net	(9.2)	(223,108,476)

	Net Assets	100.0%	$2,432,569,488

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
cc	Securities purchased with cash collateral for securities loaned.
S	All or a portion of this security is segregated for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2007.
X	Fair value determined by ING Funds Valuation Committee appointed by the Portfolio’s Board of Trustees.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $2,273,615,703.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$434,352,131
Gross Unrealized Depreciation	(52,289,870)

Net Unrealized Appreciation	$382,062,261

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Julius Baer Foreign Portfolio
as of December 31, 2007 (continued)

At December 31, 2007 the following forward currency contracts were outstanding for the ING Julius Baer Foreign Portfolio:

			In		Unrealized
		Settlement	Exchange		Appreciation
Currency	Buy/Sell	Date	For	Value	(Depreciation)
			USD

Japanese Yen JPY 1,452,933,385	Buy	01/31/08	12,787,093	13,051,827	$264,735
Japanese Yen JPY 3,312,093,595	Buy	01/31/08	29,006,381	29,752,825	746,444
Japanese Yen JPY 9,362,271,687	Buy	02/08/08	82,638,783	84,172,824	1,534,041

					$2,545,220

Czech Republic Koruny CZK 181,446,301	Sell	03/20/08	9,961,695	9,993,127	$(31,432)
Hungary Forint HUF 4,497,733,335	Sell	02/19/08	25,698,396	25,916,898	(218,501)
Japanese Yen JPY 1,729,100,500	Sell	01/31/08	16,104,731	15,532,660	572,070
Mexico Pesos MXN 121,385,286	Sell	02/21/08	11,037,033	11,082,437	(45,404)
Poland Zlotych PLN 58,579,735	Sell	02/19/08	23,363,113	23,794,331	(431,218)

					$(154,485)

Percentage of
Industry	Net Assets

Advertising	0.2%
Aerospace/Defense	0.3
Agriculture	0.2
Apparel	0.4
Auto Manufacturers	2.0
Auto Parts & Equipment	0.3
Banks	19.9
Beverages	1.5
Building Materials	2.9
Chemicals	2.9
Closed-End Funds	0.1
Commercial Services	0.9
Computers	0.8
Distribution/Wholesale	0.2
Diversified Financial Services	1.6
Electric	3.9
Electrical Components & Equipment	0.5
Electronics	0.5
Energy — Alternate Sources	0.2
Engineering & Construction	5.4
Entertainment	0.0
Exchange Traded Fund	0.3
Food	3.2
Food Service	0.3
Hand/Machine Tools	0.1
Healthcare — Products	0.5
Healthcare — Services	1.3
Hedge Fund	0.1
Holding Companies — Diversified	1.9
Home Builders	0.1
Home Furnishings	0.3
Household Products/Wares	0.7
Insurance	0.2
Internet	0.0
Investment Companies	0.3
Iron/Steel	0.4
Leisure Time	0.1
Lodging	0.3
Machinery — Construction & Mining	0.2
Machinery — Diversified	0.5
Media	1.3
Metal Fabricate/Hardware	0.3
Mining	9.2
Miscellaneous Manufacturing	1.0
Office/Business Equip	0.3
Oil & Gas	10.4
Oil & Gas Services	0.0
Pharmaceuticals	1.9
Real Estate	1.1
Retail	3.1
Semiconductors	0.2
Sovereign	0.0
Telecommunications	8.7
Textiles	0.1
Toys/Games/Hobbies	0.6
Transportation	0.5
Water	0.2
Other Long-Term Investments	3.6
Short-Term Investments	11.2
Other Assets and Liabilities — Net	(9.2)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Legg Mason Value Portfolio
as of December 31, 2007

Shares			Value

COMMON STOCK: 97.6%

		Auto Manufacturers: 0.9%
340,400		General Motors Corp.	$8,472,556

			8,472,556

		Banks: 1.8%
263,100		Capital One Financial Corp.	12,434,106
122,900		Wachovia Corp.	4,673,887

			17,107,993

		Biotechnology: 1.4%
292,411	@	Amgen, Inc.	13,579,567

			13,579,567

		Computers: 4.4%
472,400		Hewlett-Packard Co.	23,846,752
164,700		International Business Machines Corp.	17,804,070

			41,650,822

		Diversified Financial Services: 13.4%
129,226		Bear Stearns Cos., Inc.	11,404,195
951,000		Citigroup, Inc.	27,997,440
1,175,200		Countrywide Financial Corp.	10,506,288
335,000		Freddie Mac	11,413,450
27,900		Goldman Sachs Group, Inc.	5,999,895
1,010,100		JPMorgan Chase & Co.	44,090,865
237,200		Merrill Lynch & Co., Inc.	12,732,896
32,600		Nyse Euronext	2,861,302

			127,006,331

		Electric: 6.1%
2,715,500	@	AES Corp.	58,084,544

			58,084,544

		Healthcare — Products: 0.7%
136,775	@@	Covidien Ltd.	6,057,765

			6,057,765

		Healthcare — Services: 11.3%
824,500		Aetna, Inc.	47,598,385
109,900	@	Health Net, Inc.	5,308,170
934,700		UnitedHealth Group, Inc.	54,399,540

			107,306,095

		Home Builders: 1.7%
105,500		Beazer Homes USA, Inc.	783,865
260,200		Centex Corp.	6,572,652
453,600		Pulte Homes, Inc.	4,780,944
134,300		Ryland Group, Inc.	3,699,965

			15,837,426

		Insurance: 2.9%
477,350		American International Group, Inc.	27,829,505

			27,829,505

		Internet: 20.3%
693,544	@	Amazon.com, Inc.	64,249,916
969,900	@	eBay, Inc.	32,190,981
605,231	@	Expedia, Inc.	19,137,404
42,602	@	Google, Inc. — Class A	29,458,431
580,575	@	IAC/InterActiveCorp.	15,629,079
1,369,800	@	Yahoo!, Inc.	31,861,548

			192,527,359

		Iron/Steel: 0.6%
87,600		Nucor Corp.	5,187,672

			5,187,672

		Media: 2.9%
252,907	@	DIRECTV Group, Inc.	5,847,210
1,319,100		Time Warner, Inc.	21,778,341

			27,625,551

		Miscellaneous Manufacturing: 7.1%
1,175,200		Eastman Kodak Co.	25,701,624
745,600		General Electric Co.	27,639,392
352,138	@@	Tyco International Ltd.	13,962,272

			67,303,288

		Oil & Gas: 0.3%
27,500		ExxonMobil Corp.	2,576,475

			2,576,475

		Pharmaceuticals: 1.5%
640,200		Pfizer, Inc.	14,551,746

			14,551,746

		Retail: 4.4%
68,200		Best Buy Co., Inc.	3,590,730
235,200		JC Penney Co., Inc.	10,346,448
271,400	@	Sears Holding Corp.	27,696,370

			41,633,548

		Savings & Loans: 0.3%
220,800		Washington Mutual, Inc.	3,005,088

			3,005,088

		Semiconductors: 1.6%
447,500		Texas Instruments, Inc.	14,946,500

			14,946,500

		Software: 3.6%
571,900		CA, Inc.	14,268,905
341,400	@	Electronic Arts, Inc.	19,941,174

			34,210,079

		Telecommunications: 10.4%
632,300	@	Cisco Systems, Inc.	17,116,361
470,500		Motorola, Inc.	7,546,820
5,329,132	@	Qwest Communications International, Inc.	37,357,215
2,778,900		Sprint Nextel Corp.	36,486,957

			98,507,353

	Total Investments in Securities
	(Cost $923,850,359)*	97.6%	$925,007,263
	Other Assets and Liabilities - Net	2.4	22,374,667

	Net Assets	100.0%	$947,381,930

@	Non-income producing security
@@	Foreign Issuer

*	Cost for federal income tax purposes is $924,462,833.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$136,196,811
Gross Unrealized Depreciation	(135,652,381)

Net Unrealized Appreciation	$544,430

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Limited Maturity Bond Portfolio
as of December 31, 2007

Principal
Amount			Value

CORPORATE BONDS/NOTES: 37.1%

		Agriculture: 0.9%
$4,044,000	S	Altria Group, Inc., 7.650%, due 07/01/08	$4,109,489
2,558,000	C,S	Bunge Ltd. Finance Corp., 4.375%, due 12/15/08	2,541,690

			6,651,179

		Auto Manufacturers: 0.5%
3,839,000	@@,S	DaimlerChrysler NA Holding Corp., 4.750%, due 01/15/08	3,837,675

			3,837,675

		Banks: 5.4%
4,056,000	L	American Express Centurion Bank, 5.200%, due 11/26/10	4,112,297
640,000	@@,C	Bank of Ireland, 5.188%, due 12/29/49	521,600
3,760,000	S	Bank One Corp., 6.000%, due 02/17/09	3,794,566
750,000	@@,C	Barclays Bank PLC, 5.563%, due 12/31/49	596,250
240,000	@@,C	Barclays O/S Inv, 5.063%, due 05/19/08	148,800
870,000	@@,C	Den Norske Bank ASA, 5.375%, due 11/29/49	700,350
1,979,000	S	Greater Bay Bancorp., 5.125%, due 04/15/10	2,018,186
2,320,000	@@,C	Hongkong & Shanghai Banking Corp., Ltd., 5.250%, due 07/29/49	1,716,800
1,320,000	@@,C	HSBC Bank PLC, 4.913%, due 06/29/49	1,036,200
1,170,000	@@,C	Lloyds TSB Bank PLC, 5.125%, due 06/29/49	945,594
660,000	@@,C	Lloyds TSB Bank PLC, 5.313%, due 11/29/49	524,700
1,630,000	@@,C	Lloyds TSB Bank PLC, 5.523%, due 08/29/49	1,312,150
1,840,000	@@,C, S	Mizuho Financial Group Cayman Ltd., 8.375%, due 12/31/49	1,859,670
100,000	@@,C	National Westminster Bank PLC, 6.250%, due 11/29/49	77,375
5,021,000	S	NCNB Corp., 9.375%, due 09/15/09	5,400,281
804,000		PNC Funding Corp., 4.500%, due 03/10/10	801,636
1,961,000	S	Popular North America, Inc., 4.250%, due 04/01/08	1,956,923
1,600,000	@@,C	Royal Bank of Scotland Group PLC, 4.938%, due 12/29/49	1,192,000
440,000	@@,C	Societe Generale, 4.981%, due 11/29/49	362,178
1,390,000	@@,C	Standard Chartered PLC, 5.088%, due 12/29/49	1,000,800
2,190,000	@@,C	Standard Chartered PLC, 5.125%, due 11/29/49	1,598,700
160,000	@@,C	Standard Chartered PLC, 5.588%, due 01/29/49	113,600
2,248,000	C,S	Wachovia Capital Trust III, 5.800%, due 12/31/49	2,010,112
985,000		Wells Fargo & Co., 4.200%, due 01/15/10	979,248
4,365,000	S	Wells Fargo Bank NA, 7.550%, due 06/21/10	4,667,966
400,000	@@,C	Westpac Banking Corp., 5.306%, due 09/30/49	327,106

			39,775,088

		Beverages: 0.2%
1,307,000	#,C	Miller Brewing Co., 4.250%, due 08/15/08	1,301,509

			1,301,509

		Diversified Financial Services: 9.8%
2,031,000	@@,#, C,S	Aiful Corp., 4.450%, due 02/16/10	1,920,983
5,627,000	S	Bear Stearns Cos., Inc., 5.101%, due 02/01/12	5,294,230
962,000		Bear Stearns Cos., Inc., 5.190%, due 01/31/11	869,150
2,249,000	S	Caterpillar Financial Services Corp., 3.800%, due 02/08/08	2,244,905
3,000,000	S	Citigroup Global Markets Holdings, Inc., 6.500%, due 02/15/08	3,004,758
4,058,000	S	Citigroup, Inc., 7.250%, due 10/01/10	4,294,630
2,753,000	S	Countrywide Home Loans, Inc., 6.250%, due 04/15/09	2,143,186
440,000	@@,C	Financiere CSFB NV, 4.806%, due 03/29/49	349,800
2,995,000	S	General Electric Capital Corp., 4.125%, due 09/01/09	2,988,669
1,994,000	S	General Electric Capital Corp., 6.125%, due 02/22/11	2,085,880
2,587,000	S	Genworth Global Funding Trusts, 5.200%, due 10/08/10	2,625,808
2,817,000	C,S	Goldman Sachs Capital III, 5.894%, due 12/31/49	2,285,291
2,257,000	S	Goldman Sachs Group, Inc., 4.125%, due 01/15/08	2,255,739
5,000,000	S	HSBC Finance Corp., 4.750%, due 05/15/09	4,985,020
2,500,000	S	International Lease Finance Corp., 4.875%, due 09/01/10	2,492,465
2,934,000	S	International Lease Finance Corp., 5.250%, due 05/24/10	2,895,612
3,500,000	S	John Deere Capital Corp., 4.400%, due 07/15/09	3,516,230
1,771,000		John Deere Capital Corp., 4.875%, due 03/16/09	1,775,020
1,992,000	S	Lehman Brothers Holdings, Inc., 3.950%, due 11/10/09	1,942,517
3,840,000	S	Lehman Brothers Holdings, Inc., 4.793%, due 04/03/09	3,756,564
2,500,000	S	Lehman Brothers Holdings, Inc., 5.000%, due 01/14/11	2,464,960
1,704,000	@@,#	Mantis Reef Ltd., 4.799%, due 11/03/09	1,729,127
5,618,000	S	Merrill Lynch & Co., Inc., 5.211%, due 12/04/09	5,448,959
409,444	@@,#, C	Petroleum Export Ltd., 4.623%, due 06/15/10	403,229
396,292	@@,#, C	Petroleum Export Ltd., 5.265%, due 06/15/11	392,075
265,773	#	Power Receivable Finance, LLC, 6.290%, due 01/01/12	277,712
1,744,000	#	Premium Asset Trust/XL Life, 4.931%, due 10/08/09	1,745,517
3,992,000	S	Textron Financial Corp., 5.125%, due 11/01/10	4,073,756

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Limited Maturity Bond Portfolio
as of December 31, 2007 (continued)

Principal
Amount			Value

		Diversified Financial Services (continued)
$1,200,000	#,C	Twin Reefs Pass-Through Trust, 6.243%, due 12/10/49	$782,484
1,000,000	@@,C	UFJ Finance Aruba AEC, 8.750%, due 12/31/49	1,013,653

			72,057,929

		Electric: 3.6%
2,000,000	C,S	American Electric Power Co., Inc., 5.375%, due 03/15/10	2,029,684
2,155,000	C,S	Appalachian Power Co., 3.600%, due 05/15/08	2,139,878
1,350,000	C	Carolina Power & Light Co., 6.650%, due 04/01/08	1,354,088
1,123,000	C	Consumers Energy Co., 4.250%, due 04/15/08	1,119,305
901,000	C	Dominion Resources, Inc., 5.050%, due 11/14/08	899,442
2,084,000	C,S	Dominion Resources, Inc., 5.125%, due 12/15/09	2,104,486
1,004,000	C	DTE Energy Co., 6.650%, due 04/15/09	1,028,088
739,000	C	Duke Energy Corp., 7.375%, due 03/01/10	785,255
1,162,000	C	Entergy Gulf States, Inc., 3.600%, due 06/01/08	1,153,297
2,838,000	C,S	Nisource Finance Corp., 7.875%, due 11/15/10	3,010,607
1,876,000	C,S	Ohio Edison Co., 4.000%, due 05/01/08	1,868,346
2,041,000	C,S	PG&E Corp., 3.600%, due 03/01/09	2,019,498
3,358,000	C,S	Southern Cal Edison, 7.625%, due 01/15/10	3,565,901
1,153,000		Southern California Edison Co., 4.994%, due 02/02/09	1,151,684
2,500,000	C,S	Virginia Electric and Power Co., 4.100%, due 12/15/08	2,478,188

			26,707,747

		Environmental Control: 0.3%
2,236,000	#,S	Oakmont Asset Trust, 4.514%, due 12/22/08	2,229,493

			2,229,493

		Food: 1.5%
2,048,000	C,S	Fred Meyer, Inc., 7.450%, due 03/01/08	2,055,256
2,266,000	S	General Mills, Inc., 5.310%, due 01/22/10	2,251,946
3,974,000	S	Kraft Foods, Inc., 4.125%, due 11/12/09	3,941,461
2,988,000	S	Kraft Foods, Inc., 5.625%, due 08/11/10	3,073,627

			11,322,290

		Gas: 0.2%
1,725,000		Southern Union Co., 6.150%, due 08/16/08	1,731,163

			1,731,163

		Healthcare — Products: 0.3%
2,485,000	@@,#, S	Covidien International Finance SA, 5.150%, due 10/15/10	2,542,712

			2,542,712

		Healthcare — Services: 1.4%
1,924,000	C,S	Aetna, Inc., 7.875%, due 03/01/11	2,084,871
3,931,000	S	UnitedHealth Group, Inc., 5.204%, due 03/02/09	3,930,540
4,543,000	C,S	WellPoint, Inc., 4.250%, due 12/15/09	4,492,336

			10,507,747

		Home Builders: 0.1%
920,000	C	Centex Corp., 4.750%, due 01/15/08	918,196

			918,196

		Insurance: 0.7%
1,225,000	@@,C	Aegon NV, 5.399%, due 12/31/49	883,072
1,748,000		Genworth Financial, Inc., 5.231%, due 05/16/09	1,761,454
986,000		Marsh & McLennan Cos., Inc., 3.625%, due 02/15/08	983,453
1,166,000	@@,#	Nippon Life Insurance, 4.875%, due 08/09/10	1,178,721

			4,806,700

		Media: 2.2%
5,484,000	C,S	Comcast Cable Communications, Inc., 6.875%, due 06/15/09	5,642,614
3,492,000	C,S	COX Communications, Inc., 4.625%, due 01/15/10	3,466,564
1,916,000	#,C,S	COX Enterprises, Inc., 4.375%, due 05/01/08	1,909,999
4,927,000	C,S	Time Warner, Inc., 6.750%, due 04/15/11	5,135,412

			16,154,589

		Oil & Gas: 1.0%
1,833,000		Anadarko Petroleum Corp., 3.250%, due 05/01/08	1,820,932
702,000	C	ConocoPhillips, 6.375%, due 03/30/09	717,714
1,998,000	@@,#, S	Pemex Project Funding Master Trust, 6.291%, due 06/15/10	2,030,967
2,762,000	@@,C, S	Transocean, Inc., 5.341%, due 09/05/08	2,748,679

			7,318,292

		Packaging & Containers: 0.1%
1,000,000	#,C	Sealed Air Corp., 5.375%, due 04/15/08	999,502

			999,502

		Pharmaceuticals: 0.3%
2,257,000	C,S	Wyeth, 6.950%, due 03/15/11	2,404,856

			2,404,856

		Real Estate: 0.2%
1,775,000	C	Duke Realty LP, 5.625%, due 08/15/11	1,786,458

			1,786,458

		Regional Malls: 0.1%
853,000	C	Simon Property Group LP, 7.000%, due 07/15/09	880,176

			880,176

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Limited Maturity Bond Portfolio
as of December 31, 2007 (continued)

Principal
Amount			Value

		Retail: 1.2%
$4,175,000	C,S	Home Depot, Inc., 4.625%, due 08/15/10	$4,149,683
4,263,000	C,S	Target Corp., 6.350%, due 01/15/11	4,468,950

			8,618,633

		Savings & Loans: 0.7%
2,989,000	S	Washington Mutual, Inc., 4.000%, due 01/15/09	2,815,264
2,250,000	S	Washington Mutual, Inc., 4.200%, due 01/15/10	2,011,003

			4,826,267

		Software: 0.5%
3,509,000	C,S	Oracle Corp. and Ozark Holding, Inc., 5.000%, due 01/15/11	3,557,884

			3,557,884

		Telecommunications: 5.0%
2,800,000	C,S	AT&T, Inc., 5.300%, due 11/15/10	2,851,643
2,737,000	@@,S	Deutsche Telekom International Finance BV, 8.000%, due 06/15/10	2,923,625
4,408,000	C,S	New Cingular Wireless Services, Inc., 7.875%, due 03/01/11	4,777,060
2,627,000	C,S	Sprint Capital Corp., 6.125%, due 11/15/08	2,630,801
4,000,000	C,S	Sprint Capital Corp., 6.375%, due 05/01/09	4,021,436
895,000		Sprint Nextel Corp., 5.243%, due 06/28/10	860,505
5,760,000	@@,C, S	Telecom Italia Capital SA, 4.000%, due 01/15/10	5,644,247
658,000	@@,C	Telecom Italia Capital SA, 4.875%, due 10/01/10	654,986
6,221,000	@@,C, S	Telefonica Europe BV, 7.750%, due 09/15/10	6,662,722
3,250,000	C,S	Verizon Global Funding Corp., 7.250%, due 12/01/10	3,486,061
2,023,000	@@,C, S	Vodafone Group PLC, 7.750%, due 02/15/10	2,135,080

			36,648,166

		Transportation: 0.9%
5,000,000	S	BURLINGTON/SANTA, 5.431%, due 03/26/10	5,021,000
1,687,000	C	Union Pacific Corp., 7.375%, due 09/15/09	1,779,410

			6,800,410

		Total Corporate Bonds/Notes (Cost $277,298,636)	274,384,661

U.S. GOVERNMENT AGENCY OBLIGATIONS: 17.3%

		Federal Home Loan Bank: 4.8%
5,505,000	L	4.375%, due 10/22/10	5,618,931
6,080,000	C,S	4.625%, due 11/13/09	6,096,544
10,735,000	S	5.125%, due 06/18/08	10,766,958
13,185,000	C,S	5.250%, due 05/07/10	13,240,773

			35,723,206

		Federal Home Loan Mortgage Corporation: 8.3%
1,453,719	C,S	4.500%, due 12/15/16	1,454,946
9,892,000	S	4.750%, due 11/03/09	10,100,068
25,645,000	L	5.250%, due 05/21/09	26,181,622
9,403,656	C,S	5.500%, due 06/15/35	9,506,119
21,891	S	6.000%, due 06/01/11	22,108
49,341	S	6.000%, due 04/01/13	50,553
666		6.750%, due 01/01/17	681
13,385,000	S	7.000%, due 03/15/10	14,352,615

			61,668,712

		Federal National Mortgage Corporation: 3.8%
7,058,000	S	5.125%, due 07/13/09	7,217,758
18,276,923	S	5.500%, due 01/25/36	18,327,175
34,544	S	6.000%, due 02/01/13	35,484
47,903	S	6.000%, due 04/01/13	49,118
108,518	S	6.000%, due 07/01/16	111,241
151,762	S	6.000%, due 03/01/17	155,598
76,874	S	6.000%, due 05/01/17	78,817
70,080	S	6.000%, due 09/01/17	71,851
838,081	S	6.500%, due 10/01/22	867,214
457,194	S	6.500%, due 02/01/29	474,668
165,000	S	6.500%, due 10/01/32	170,605
12,507	S	6.675%, due 07/01/24	12,793
19,078	S	6.953%, due 12/01/17	19,281
76,084	S	7.000%, due 10/01/32	80,125
63,205	S	7.500%, due 08/01/27	67,644

			27,739,372

		Government National Mortgage Association: 0.0%
2,643	S	6.000%, due 12/15/08	2,658
3,070	S	6.000%, due 01/15/09	3,108
65,654	S	6.000%, due 04/15/13	67,302
21,909	S	7.500%, due 01/15/24	23,386
12,782	S	7.500%, due 07/15/27	13,654
9,907	S	9.000%, due 12/15/26	10,782
2,104	S	9.500%, due 03/15/20	2,313
7,280	S	9.500%, due 07/15/21	8,013

			131,216

		Other U.S. Agency Obligations: 0.4%
2,642,000	S	Federal Farm Credit Bank, 4.750%, due 05/07/10	2,711,487

			2,711,487

		Total U.S. Government Agency Obligations (Cost $126,226,113)	127,973,993

U.S. TREASURY OBLIGATIONS: 34.4%

		U.S. Treasury Notes: 33.5%
207,462,000	L	3.125%, due 11/30/09	207,753,899
10,957,000	L	3.250%, due 12/31/09	10,998,100
27,815,000	L	4.500%, due 05/15/10	28,751,587

			247,503,586

		Treasury Inflation Indexed Protected Securities: 0.9%
6,851,572	L	3.875%, due 01/15/09	7,056,050

			7,056,050

		Total U.S. Treasury Obligations (Cost $255,139,413)	254,559,636

ASSET-BACKED SECURITIES: 0.9%

		Other Asset-Backed Securities: 0.9%
2,500,000	#,C,S	Franklin CLO Ltd., 6.096%, due 05/09/12	2,497,950
350,701	C,S	Popular Mortgage Pass-Through Trust, 4.332%, due 07/25/35	349,590
3,500,000	@@,#, C,S	TCW Select Loan Fund Ltd., Inc., 5.953%, due 10/10/13	3,447,500

		Total Asset-Backed Securities (Cost $6,359,584)	6,295,040

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Limited Maturity Bond Portfolio
as of December 31, 2007 (continued)

Principal
Amount			Value

COLLATERALIZED MORTGAGE OBLIGATIONS: 7.8%
$150,000	C,S	Banc of America Commercial Mortgage, Inc., 4.429%, due 11/10/39	$148,422
1,681,142	C,S	Banc of America Commercial Mortgage, Inc., 4.772%, due 07/11/43	1,686,578
390,000	C,S	Banc of America Commercial Mortgage, Inc., 6.186%, due 06/11/35	409,272
3,591,886	C,S	Banc of America Funding Corp., 5.750%, due 03/25/37	3,607,640
40,000	C,S	Bear Stearns Commercial Mortgage Securities, 4.030%, due 02/13/46	39,629
816,081	C,S	Bear Stearns Commercial Mortgage Securities, 4.170%, due 01/12/41	810,034
273,499	C,S	Bear Stearns Commercial Mortgage Securities, 5.415%, due 04/12/38	275,334
9,706,470	C,S	Citicorp Mortgage Securities, Inc., 6.000%, due 05/25/37	9,804,490
691,301	C,S	Citigroup Mortgage Loan Trust, Inc., 5.612%, due 04/25/37	684,125
1,124,845	C,S	Countrywide Alternative Loan Trust, 6.000%, due 05/25/36	1,121,406
5,391,397	C,S	Credit Suisse First Boston Mortgage Securities Corp., 3.727%, due 03/15/35	5,253,359
8,056	C,S	Credit Suisse First Boston Mortgage Securities Corp., 3.819%, due 05/15/36	7,889
1,925,238	C,S	Freddie Mac, 5.500%, due 10/15/14	1,949,288
2,387,544	C,S	GMAC Commercial Mortgage Securities, Inc., 4.576%, due 05/10/40	2,387,037
490,000	C,S	Greenwich Capital Commercial Funding Corp., 5.117%, due 04/10/37	491,161
894,058	C,S	JPMorgan Alternative Loan Trust, 5.507%, due 01/25/36	885,505
2,589,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.861%, due 04/15/45	2,652,650
103,000	C,S	LB-UBS Commercial Mortgage Trust, 4.201%, due 12/15/29	102,367
70,000	C,S	LB-UBS Commercial Mortgage Trust, 4.510%, due 12/15/29	69,477
90,000	C,S	LB-UBS Commercial Mortgage Trust, 4.567%, due 06/15/29	89,782
2,757,696	C,S	LB-UBS Commercial Mortgage Trust, 4.821%, due 04/15/30	2,750,981
352,000	C,S	LB-UBS Commercial Mortgage Trust, 4.836%, due 02/15/40	328,974
800,000	C,S	LB-UBS Commercial Mortgage Trust, 4.885%, due 09/15/30	798,803
388,000	C,S	LB-UBS Commercial Mortgage Trust, 5.103%, due 11/15/30	388,916
3,418,000	C,S	LB-UBS Commercial Mortgage Trust, 6.365%, due 12/15/28	3,596,035
33,975	C,S	Morgan Stanley Dean Witter Capital I, 4.180%, due 03/12/35	33,389
1,216,468	C,S	Residential Accredit Loans, Inc., 5.500%, due 08/25/35	1,214,706
4,147,000	L	Residential Capital Corp., 5.646%, due 06/09/08	3,566,420
110,000	C,S	Wachovia Bank Commercial Mortgage Trust, 5.244%, due 07/15/42	110,475
768,000	C,S	Washington Mutual Mortgage Pass-Through Certificates, 3.795%, due 06/25/34	755,287
2,683,913	C,S	Washington Mutual Mortgage Pass-Through Certificates, 5.683%, due 06/25/37	2,680,461
5,000,000	C,S	Washington Mutual Mortgage Pass-Through Certificates, 5.822%, due 10/25/36	5,053,828
3,702,000	C,S	Wells Fargo Mortgage-Backed Securities Trust, 3.500%, due 06/25/35	3,675,658

		Total Collateralized Mortgage Obligations (Cost $57,590,829)	57,429,378

Shares			Value

COMMON STOCK: 0.0%

		Electric: 0.0%
140	@	Dynegy, Inc. — Class A	$1,000

		Total Common Stock (Cost $—)	1,000

PREFERRED STOCK: 0.1%

		Diversified Financial Services: 0.1%
56,800	P,L	Merrill Lynch & Co., Inc.	994,000

		Total Preferred Stock (Cost $1,420,000)	994,000

		Total Long-Term Investments (Cost $724,034,575)	721,637,708

SHORT-TERM INVESTMENTS: 27.1%

		Mutual Fund: 0.1%
505,000	**,S	ING Institutional Prime Money Market Fund	505,000

		Total Mutual Fund (Cost $505,000)	505,000

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Limited Maturity Bond Portfolio
as of December 31, 2007 (continued)

Principal
Amount			Value

		Repurchase Agreement: 0.2%
$1,476,000	S	Morgan Stanley Repurchase Agreement dated 12/31/07, 4.250%, due 01/02/08, $1,476,349 to be received upon repurchase (Collateralized by $1,520,000 Federal Home Loan Bank, Discount Note, Market Value $1,510,120, due 02/25/08)	$1,476,000

		Total Repurchase Agreement (Cost $1,476,000)	1,476,000

		Securities Lending CollateralCC: 26.8%
198,133,871		Bank of New York Mellon Corp. Institutional Cash Reserves	198,133,871

		Total Securities Lending Collateral (Cost $198,133,871)	198,133,871

		Total Short-Term Investments (Cost $200,114,871)	200,114,871

	Total Investments in Securities
	(Cost $924,149,446)*	124.7%	$921,752,579
	Other Assets and Liabilities - Net	(24.7)	(182,600,059)

	Net Assets	100.0%	$739,152,520

@	Non-income producing security
@@	Foreign Issuer
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
S	All or a portion of this security is segregated for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
L	Loaned security, a portion or all of the security is on loan at December 31, 2007.
**	Investment in affiliate

*	Cost for federal income tax purposes is $924,165,050.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$3,942,966
Gross Unrealized Depreciation	(6,355,437)

Net Unrealized Depreciation	$(2,412,471)

ING Limited Maturity Bond Portfolio Open Futures Contracts on December 31, 2007:

		Notional		Unrealized
	Number of	Market	Expiration	Appreciation/
Contract Description	Contracts	Value ($)	Date	(Depreciation)

Long Contracts
90-Day Eurodollar	418	100,074,425	03/17/08	$489,613
90-Day Eurodollar	726	175,165,650	09/15/08	675,380
U.S. Treasury 2-Year Note	885	186,071,250	03/31/08	234,647

				$1,399,640

Short Contracts
90-Day Eurodollar	726	(174,875,250)	09/14/09	$(778,595)
Fed Fund 30-Day	90	(36,027,257)	03/31/08	(129,665)
Fed Fund 30-Day	91	(36,457,896)	04/30/08	(160,858)
Fed Fund 30-Day	71	(28,491,029)	05/30/08	(209,336)
U.S. Treasury 5-Year Note	50	(5,514,063)	03/31/08	(1,688)
U.S. Treasury 10-Year Note	154	(17,462,157)	03/19/08	(103,855)

				$(1,383,997)

ING Limited Maturity Bond Portfolio Credit Default Swap Agreements Outstanding on December 31, 2007:

							Unrealized
	Reference Entity/	Buy/Sell	(Pay)/Receive	Termination		Notional	Appreciation/
Counterparty	Obligation	Protection	Fixed Rate (%)	Date		Amount	(Depreciation)

Citibank N.A., New York	CDX.NA.IG.9 Index	Buy	(0.600)	12/20/12	USD	35,000,000	62,966
UBS AG	XL Capital Assurance Inc.	Buy	(6.400)	12/20/12	USD	600,000	$(5,825)

							$57,141

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Liquid Assets Portfolio(1)
as of December 31, 2007

Principal
Amount			Value

CERTIFICATES OF DEPOSIT: 0.9%
$6,000,000		Canadian Imperial Bank of Commerce, 5.000%, due 04/18/08	$5,995,163
7,000,000		HBOS Treasury Services, 4.500%, due 01/14/08	7,001,702

		Total Certificates of Deposit (Cost $12,996,865)	12,996,865

COMMERCIAL PAPER: 40.3%
9,500,000	#	ASB Finance Ltd., 5.100%, due 01/25/08	9,467,700
32,504,000	#	Barton Capital, LLC, 4.800%, due 01/11/08	32,377,366
25,500,000		BNP Paribas Finance, Inc., 4.850%, due 03/28/08	25,201,119
39,500,000		Cafco, LLC, 5.900%, due 01/25/08	39,251,676
18,500,000		Caisse Nationale des Caisses d’Epargne et de Prevoyance, 4.740%, due 02/29/08	18,356,286
18,000,000		Cargill Global Fund PLC, 5.000%, due 02/28/08	17,855,000
16,500,000		Ciesco LP, 5.800%, due 01/24/08	16,449,825
43,000,000		Concord Minutemen Capital Co., LLC, 5.130%, due 04/11/08	42,354,318
50,000,000		Crown Point Capital Co., 6.000%, due 03/14/08	49,314,417
1,000,000		General Electric Co., 4.230%, due 09/02/08	971,213
22,000,000		Jupiter Securities Co., LLC, 5.200%, due 01/22/08	21,932,917
56,500,000	#	Old Line Funding, LLC, 6.050%, due 01/15/08	56,394,572
44,395,000	#	Park Avenue Receivables Corp., 4.990%, due 02/19/08	44,133,674
39,715,000		Thunder Bay Funding, LLC, 5.140%, due 01/10/08	39,546,027
40,000,000	#	Tulip Funding Corp., 4.860%, due 02/06/08	39,811,258
26,500,000	#	Variable Funding Capital, 4.850%, due 01/10/08	26,340,764
1,200,000		Westpac Banking Corp., 4.650%, due 03/20/08	1,187,755
34,500,000		Windmill Funding Corp., 5.050%, due 01/04/08	34,429,667
38,500,000		Yorktown Capital, LLC, 4.950%, due 01/25/08	38,348,009

		Total Commercial Paper (Cost $553,723,563)	553,723,563

CORPORATE BONDS/NOTES: 53.6%
2,500,000	@@	Alliance & Leicester PLC, 5.318%, due 01/14/08	2,500,064
3,095,000	#	Allstate Financial Global Funding, 5.378%, due 06/20/08	3,053,621
5,000,000		Allstate Life Global Funding Trusts, 4.895%, due 08/27/08	5,000,306
6,455,000		American Express Bank FSB, 4.540%, due 05/07/08	6,454,727
11,500,000		American Express Bank FSB, 5.038%, due 10/16/08	11,481,483
6,000,000		American Express Centurion Bank, 5.253%, due 03/10/08	6,000,331
7,000,000		American Express Credit, 4.949%, due 08/20/08	7,000,078
28,450,000	#	American General Finance Corp., 5.088%, due 09/12/08	28,452,849
10,600,000		American General Finance Corp., 5.329%, due 01/18/08	10,600,685
4,000,000	#	American Honda Finance Corp., 4.630%, due 02/04/08	4,000,311
2,000,000	#	American Honda Finance Corp., 5.075%, due 02/22/08	2,000,229
7,050,000	#	American Honda Finance Corp., 5.360%, due 03/11/08	7,034,309
3,000,000	C	American International Group, Inc., 5.530%, due 05/15/08	2,971,038
2,000,000	@@,#	ANZ National International Ltd., 5.302%, due 05/16/08	1,992,421
6,500,000	@@,#	Banco Santander Totta SA, 5.038%, due 08/15/08	6,500,183
6,250,000	#	Bank of New York, 4.925%, due 05/27/08	6,250,000
3,700,000	@@,#	Bank of Scotland PLC, 4.701%, due 08/29/08	3,700,000
1,245,000	@@,#	Bank of Scotland PLC, 4.950%, due 09/30/08	1,234,141
4,750,000		Bank One Corp., 5.384%, due 08/01/08	4,766,356
11,000,000		Bear Stearns Cos., Inc., 4.640%, due 08/05/08	11,000,000
11,850,000		Bear Stearns Cos., Inc., 4.915%, due 08/28/08	11,850,000
1,200,000		Bear Stearns Cos., Inc., 5.128%, due 01/15/08	1,200,054
3,500,000		Bear Stearns Cos., Inc., 5.161%, due 04/29/08	3,501,888
6,750,000		Bear Stearns Cos., Inc., 5.273%, due 07/02/08	6,651,148
12,520,000		Bear Stearns Cos., Inc., 5.394%, due 01/31/08	12,503,181
12,100,000		Canadian Imperial Bank of Commerce, 4.360%, due 02/14/08	12,100,514
10,500,000		Citigroup Funding, Inc., 4.360%, due 03/14/08	10,500,867
8,000,000		Citigroup Funding, Inc., 4.360%, due 10/03/08	7,985,885
16,500,000		Credit Suisse First Boston USA, Inc., 5.276%, due 12/09/08	16,493,422
4,000,000		Credit Suisse First Boston USA, Inc., 5.456%, due 06/01/08	4,016,895
18,000,000		Credit Suisse Group, 4.320%, due 03/14/08	17,999,846
11,700,000	@@,#	Danske Bank A/S, 4.919%, due 08/19/08	11,699,426
25,000,000		Deutsche Bank AG, 4.941%, due 06/19/08	25,002,957
7,000,000	@@	Deutsche Bank AG, 5.243%, due 01/09/09	6,980,103
3,000,000		General Electric Capital Corp., 4.420%, due 01/27/09	2,979,300
5,500,000		Goldman Sachs Group, Inc., 4.924%, due 12/23/08	5,461,315
17,250,000	#	Goldman Sachs Group, Inc., 5.098%, due 09/12/08	17,251,547
4,500,000		Goldman Sachs Group, Inc., 5.111%, due 07/29/08	4,484,203
18,000,000	I	Goldman Sachs Group, Inc. 5.268%, due 04/11/08	18,000,000
32,400,000	@@,#	HBOS Treasury Services PLC, 4.954%, due 06/24/08	32,400,000
5,000,000		HSBC Finance Corp., 5.036%, due 05/09/08	4,997,751
24,750,000		HSBC Finance Corp., 5.312%, due 06/17/08	24,870,925
4,200,000		HSBC Finance Corp., 5.368%, due 03/11/08	4,190,098

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Liquid Assets Portfolio(1)
as of December 31, 2007 (continued)

Principal
Amount			Value

$2,500,000		HSBC Finance Corp., 5.371%, due 02/15/08	$2,501,391
1,000,000		HSBC Finance Corp., 5.447%, due 01/15/08	999,689
2,250,000		Lehman Brothers Holdings, Inc., 4.733%, due 04/02/08	2,249,599
2,100,000		Lehman Brothers Holdings, Inc., 5.448%, due 08/07/08	2,076,190
20,618,000		Lehman Brothers Holdings, Inc., 5.859%, due 02/01/08	20,642,412
1,151,000		Lehman Brothers, Inc., 5.382%, due 04/15/08	1,154,584
1,405,000		Marshall & Ilsley Bank, 5.030%, due 02/08/08	1,402,586
5,000,000	#	MBIA Global Funding, LLC, 4.315%, due 03/14/08	5,000,000
13,000,000	#	MBIA Global Funding, LLC, 4.370%, due 02/15/08	13,000,615
5,000,000	#	MBIA Global Funding, LLC, 5.308%, due 01/11/08	5,000,122
2,000,000		MBNA Corp., 5.308%, due 05/05/08	2,003,009
39,500,000		Merrill Lynch & Co., Inc., 4.980%, due 08/22/08	39,467,552
5,664,000		Merrill Lynch & Co., Inc., 5.325%, due 04/21/08	5,636,201
7,000,000		Morgan Stanley, 4.650%, due 09/03/08	7,003,894
5,000,000		Morgan Stanley, 4.725%, due 09/03/08	4,999,997
7,300,000		Morgan Stanley, 5.114%, due 04/25/08	7,301,107
17,635,000		Morgan Stanley, 5.201%, due 03/07/08	17,637,364
4,000,000		Morgan Stanley, 5.270%, due 05/14/08	4,005,768
1,800,000		Morgan Stanley, 5.334%, due 01/18/08	1,800,126
2,250,000	C	Morgan Stanley, 5.473%, due 04/01/08	2,239,834
2,500,000		PNC Funding Corp., 5.353%, due 03/10/08	2,494,606
21,500,000		Royal Bank of Canada, 3.744%, due 01/22/08	21,499,185
13,400,000		Royal Bank of Canada, 4.305%, due 04/02/08	13,397,012
11,000,000	@@,#	Royal Bank of Scotland Group PLC, 4.942%, due 08/20/08	11,001,727
5,000,000	@@,#	Santander U.S. Debt SA Unipersonal, 5.092%, due 10/21/08	4,986,630
8,500,000	@@,#	Santander US Debt SA, 4.970%, due 09/19/08	8,490,395
30,500,000	@@,#	Santander US Debt SA Unipersonal, 4.875%, due 02/06/08	30,500,846
2,500,000		SunTrust Bank, 4.729%, due 10/15/08	2,486,010
2,500,000		SunTrust Bank, 5.101%, due 06/01/08	2,511,585
12,000,000		SunTrust Bank, 5.133%, due 06/12/08	11,998,482
2,100,000		Toyota Motor Credit Corp., 3.714%, due 03/17/08	2,099,649
3,000,000		Toyota Motor Credit Corp., 3.714%, due 03/24/08	2,999,444
21,000,000		Toyota Motor Credit Corp., 4.340%, due 06/16/08	21,002,254
5,000,000		Toyota Motor Credit Corp., 4.799%, due 05/06/08	4,969,608
5,000,000		US Bancorp., 5.426%, due 03/15/08	4,977,035
7,000,000		Wachovia Bank NA, 4.320%, due 10/03/08	6,965,870
2,100,000		Wachovia Corp., 4.905%, due 10/28/08	2,099,229
25,800,000		Washington Mutual Bank, 5.239%, due 04/18/08	25,795,416
11,000,000	#	Wells Fargo & Co., 5.108%, due 09/12/08	11,003,589
5,200,000		Westpac Banking Corp., 5.201%, due 07/11/08	5,200,000

		Total Corporate Bonds/Notes (Cost $737,715,069)	737,715,069

REPURCHASE AGREEMENT: 4.8%
66,073,000		Deutsche Bank Repurchase Agreement dated 12/31/07, 4.250%, due 01/02/08, $66,088,601 to be received upon repurchase (Collateralized by $64,973,000 various U.S. Government Agency Obligations, Discount Note-5.250%, Market Value $67,395,206, due 01/18/08-10/19/16)	66,073,000

		Total Repurchase Agreement (Cost $66,073,000)	66,073,000

	Total Investments in Securities
	(Cost $1,370,508,497)*	99.6%	$1,370,508,497
	Other Assets and Liabilities - Net	0.4	5,282,620

	Net Assets	100.0%	$1,375,791,117

(1)	All securities with a maturity date of greater than 13 months have either a variable rate, a demand feature, prerefunded, optional or mandatory put resulting in an effective maturity of one year or less. Rate shown reflects current rate.
@@	Foreign Issuer
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
I	Illiquid security
*	Cost for federal income tax purposes is the same as for financial statement purposes.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Marsico Growth Portfolio
as of December 31, 2007

Shares			Value

COMMON STOCK: 92.5%

		Aerospace/Defense: 7.2%
83,466		Boeing Co.	$7,299,936
361,720		General Dynamics Corp.	32,189,463
322,207		Lockheed Martin Corp.	33,915,509

			73,404,908

		Auto Manufacturers: 1.9%
183,913	@@,L	Toyota Motor Corp. ADR	19,526,043

			19,526,043

		Banks: 3.3%
39,794,000	@@	Industrial & Commercial Bank of China	28,249,713
189,651	L	Wells Fargo & Co.	5,725,564

			33,975,277

		Beverages: 2.8%
171,599		Coca-Cola Co.	10,531,031
559,263	@@	Heineken NV ADR	18,078,736

			28,609,767

		Biotechnology: 2.5%
386,266	@	Genentech, Inc.	25,906,861

			25,906,861

		Chemicals: 6.7%
97,419		Air Products & Chemicals, Inc.	9,608,436
358,418		Monsanto Co.	40,031,706
211,425		Praxair, Inc.	18,755,512

			68,395,654

		Computers: 5.2%
197,846	@,L	Apple, Inc.	39,189,336
264,865		Hewlett-Packard Co.	13,370,385

			52,559,721

		Diversified Financial Services: 6.7%
191,229		Goldman Sachs Group, Inc.	41,123,796
346,905	L	Lehman Brothers Holdings, Inc.	22,701,463
80,727		Merrill Lynch & Co., Inc.	4,333,425

			68,158,684

		Food: 0.8%
893,659	@@	Tesco PLC	8,500,969

			8,500,969

		Healthcare — Services: 4.8%
843,690	L	UnitedHealth Group, Inc.	49,102,760

			49,102,760

		Internet: 2.9%
43,226	@	Google, Inc. — Class A	29,889,914

			29,889,914

		Lodging: 6.3%
272,724	@,L	Las Vegas Sands Corp.	28,104,208
282,399	@	MGM Mirage	23,727,164
114,045	@,L	Wynn Resorts Ltd.	12,787,866

			64,619,238

		Oil & Gas: 5.3%
263,923	@@,L	Petroleo Brasileiro SA ADR	30,414,487
167,159	@,L	Transocean, Inc.	23,928,811

			54,343,298

		Oil & Gas Services: 3.8%
88,508	@,L	Cameron International Corp.	4,259,890
349,533	L	Schlumberger Ltd.	34,383,561

			38,643,451

		Pharmaceuticals: 4.1%
302,706	@,L	Amylin Pharmaceuticals, Inc.	11,200,122
374,375		Merck & Co., Inc.	21,754,931
312,996		Schering-Plough Corp.	8,338,213

			41,293,266

		Retail: 10.5%
362,935		CVS Caremark Corp.	14,426,666
750,323		Lowe’s Cos., Inc.	16,972,306
771,551		McDonald’s Corp.	45,452,069
799,956		Yum! Brands, Inc.	30,614,316

			107,465,357

		Semiconductors: 2.3%
887,326		Intel Corp.	23,656,111

			23,656,111

		Software: 4.7%
88,478		Mastercard, Inc.	19,040,466
810,867		Microsoft Corp.	28,866,865

			47,907,331

		Telecommunications: 8.1%
366,518	@@,L	America Movil SA de CV ADR	22,500,540
671,846		AT&T, Inc.	27,921,920
1,415,500	@@	China Mobile Ltd.	24,650,228
181,020		Qualcomm, Inc.	7,123,137

			82,195,825

		Transportation: 2.6%
25,118		FedEx Corp.	2,239,772
189,358		Union Pacific Corp.	23,787,152

			26,026,924

		Total Common Stock (Cost $697,576,743)	944,181,359

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 18.7%

		U.S. Government Agency Obligations: 6.5%
$66,155,000	Z	Federal Home Loan Bank, 3.050%, due 01/02/08	$66,143,791

		Total U.S. Government Agency Obligations (Cost $66,143,791)	66,143,791

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Marsico Growth Portfolio
as of December 31, 2007 (continued)

Principal
Amount			Value

		Securities Lending CollateralCC: 12.2%
$124,505,942		Bank of New York Mellon Corp. Institutional Cash Reserves	$124,505,942

		Total Securities Lending Collateral (Cost $124,505,942)	124,505,942

		Total Short-Term Investments (Cost $190,649,733)	190,649,733

	Total Investments in Securities
	(Cost $888,226,476)*	111.2%	$1,134,831,092
	Other Assets and Liabilities - Net	(11.2)	(114,383,536)

	Net Assets	100.0%	$1,020,447,556

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2007.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $888,815,655.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$253,815,138
Gross Unrealized Depreciation	(7,799,701)

Net Unrealized Appreciation	$246,015,437

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Marsico International Opportunities Portfolio
as of December 31, 2007

Shares			Value

COMMON STOCK: 91.5%

		Australia: 1.8%
239,367		CSL Ltd.	$7,583,116
42,960	L	Macquarie Group Ltd.	2,874,336

			10,457,452

		Austria: 1.0%
85,415		Erste Bank der Oesterreichischen Sparkassen AG	6,030,997

			6,030,997

		Brazil: 9.6%
233,516		All America Latina Logistica SA	3,022,589
539,000	@	Bovespa Holding SA	10,386,348
296,186		Gafisa SA	5,522,704
202,459	L	Petroleo Brasileiro SA ADR	23,331,375
331,300		Redecard SA	5,360,360
59,321	L	Uniao de Bancos Brasileiros SA GDR	8,283,584

			55,906,960

		Canada: 4.5%
66,854	L	Potash Corp. of Saskatchewan	9,624,302
126,801	@,L	Research In Motion Ltd.	14,379,233
51,430		Rogers Communications, Inc. — Class B (Canadian Denominated Security)	2,344,431

			26,347,966

		China: 0.5%
7,285	@,L	Baidu.com ADR	2,843,991

			2,843,991

		France: 14.4%
143,947		Accor SA	11,507,236
26,269		Alstom	5,642,402
19,785	@	Compagnie Generale de Geophysique SA	5,596,370
143,603		Electricite de France	17,104,902
104,385		Groupe Danone	9,355,381
207,495		JC Decaux SA	8,143,956
70,847		PPR	11,380,110
169,647		Veolia Environnement	15,452,929

			84,183,286

		Germany: 7.4%
191,683		Continental AG	25,011,452
114,133		DaimlerChrysler AG	11,013,535
114,998	@	GEA Group AG	3,940,032
53,723		MTU Aero Engines Holding AG	3,072,593

			43,037,612

		Greece: 0.5%
52,472		Public Power Corp.	2,753,018

			2,753,018

		Hong Kong: 4.5%
424,000		China Merchants Holdings International Co., Ltd.	2,596,045
313,500		China Mobile Ltd.	5,459,447
3,440,400		CNOOC Ltd.	5,777,712
362,000		Esprit Holdings Ltd.	5,330,546
390,000		Li & Fung Ltd.	1,554,822
1,786,000		Shangri-La Asia Ltd.	5,554,636

			26,273,208

		India: 1.7%
161,743	L	ICICI Bank Ltd. ADR	9,947,195

			9,947,195

		Japan: 7.6%
100,586		Daikin Industries Ltd.	5,610,293
402,000		Fujitsu Ltd.	2,689,168
1,057,000		Marubeni Corp.	7,406,408
699,000		Mitsui Trust Holdings, Inc.	5,330,629
24,100		Nintendo Co., Ltd.	14,150,363
168,400		Nomura Holdings, Inc.	2,821,518
58,200		Yamada Denki Co., Ltd.	6,565,264

			44,573,643

		Mexico: 3.6%
165,625		America Movil SA de CV ADR	10,167,719
448,412		Grupo Televisa SA ADR	10,658,753

			20,826,472

		Netherlands: 1.6%
142,670		Heineken NV	9,214,024

			9,214,024

		Singapore: 0.7%
1,002,000		CapitaLand Ltd.	4,311,008

			4,311,008

		South Africa: 1.7%
538,641		MTN Group Ltd.	10,088,570

			10,088,570

		South Korea: 1.6%
15,590		Samsung Electronics Co., Ltd.	9,174,681

			9,174,681

		Switzerland: 14.8%
301,061		ABB Ltd.	8,680,129
124,627	@	Actelion Ltd. — Reg	5,693,091
160,624		Credit Suisse Group	9,668,850
157,238		Holcim Ltd.	16,761,662
130,536		Julius Baer Holding AG — Reg	10,711,159
100,938		Lonza Group AG	12,207,546
30,986		Nestle SA	14,228,470
47,382		Roche Holding AG	8,190,726

			86,141,633

		Taiwan: 0.5%
463,000		HON HAI Precision Industry Co., Ltd.	2,853,692

			2,853,692

		United Kingdom: 11.0%
1,256,175		British Sky Broadcasting PLC	15,451,963
77,491		Johnson Matthey PLC	2,892,522
742,653		Man Group PLC	8,430,417
117,262		Reckitt Benckiser PLC	6,814,104
73,442		Rio Tinto PLC	7,729,216
2,379,183		Tesco PLC	22,632,077

			63,950,299

		United States: 2.5%
87,360	@,L	Las Vegas Sands Corp.	9,002,448
58,515	L	Schlumberger Ltd.	5,756,121

			14,758,569

		Total Common Stock (Cost $468,375,636)	533,674,276

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Marsico International Opportunities Portfolio
as of December 31, 2007 (continued)

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 17.9%

		U.S. Government Agency Obligations: 8.7%
$50,813,000	Z	Federal Home Loan Bank, 3.050%, due 01/02/08	$50,804,390

		Total U.S. Government Agency Obligations (Cost $50,804,390)	50,804,390

		Securities Lending CollateralCC: 9.2%
53,834,862		Bank of New York Mellon Corp. Institutional Cash Reserves	53,834,862

		Total Securities Lending Collateral (Cost $53,834,862)	53,834,862

		Total Short-Term Investments (Cost $104,639,252)	104,639,252

	Total Investments in Securities (Cost $573,014,888)*	109.4%	$638,313,528
	Other Assets and Liabilities - Net	(9.4)	(54,982,652)

	Net Assets	100.0%	$583,330,876

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2007.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $573,796,970.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$75,396,404
Gross Unrealized Depreciation	(10,879,846)

Net Unrealized Appreciation	$64,516,558

Percentage of
Industry	Net Assets

Advertising	1.4%
Aerospace/Defense	0.5
Apparel	0.9
Auto Manufacturers	1.9
Auto Parts & Equipment	4.3
Banks	6.9
Beverages	1.6
Biotechnology	1.3
Building Materials	3.8
Chemicals	4.2
Computers	2.9
Distribution/Wholesale	1.5
Diversified Financial Services	6.8
Electric	3.4
Electronics	0.5
Engineering & Construction	1.5
Food	7.9
Holding Companies — Diversified	1.1
Home Builders	1.0
Household Products/Wares	1.2
Internet	0.5
Lodging	4.5
Machinery — Diversified	1.0
Media	4.9
Mining	1.3
Oil & Gas	5.0
Oil & Gas Services	1.9
Pharmaceuticals	2.4
Real Estate	0.7
Retail	3.1
Semiconductors	1.6
Telecommunications	4.4
Toys/Games/Hobbies	2.4
Transportation	0.5
Water	2.7
Short-Term Investments	17.9
Other Assets and Liabilities — Net	(9.4)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS Total Return Portfolio
as of December 31, 2007

Shares			Value

COMMON STOCK: 57.4%

		Advertising: 0.3%
87,440		Omnicom Group	$4,156,023

			4,156,023

		Aerospace/Defense: 2.7%
214,940	L	Lockheed Martin Corp.	22,624,584
62,950		Northrop Grumman Corp.	4,950,388
12,260		Raytheon Co.	744,182
159,970		United Technologies Corp.	12,244,104

			40,563,258

		Agriculture: 1.7%
345,760	S	Altria Group, Inc.	26,132,541

			26,132,541

		Apparel: 0.5%
129,470	L	Nike, Inc.	8,317,153

			8,317,153

		Auto Manufacturers: 0.1%
24,100	@@	Bayerische Motoren Werke AG	1,508,694

			1,508,694

		Auto Parts & Equipment: 0.4%
169,700	L	Johnson Controls, Inc.	6,115,988

			6,115,988

		Banks: 3.8%
416,410		Bank of America Corp.	17,181,077
352,810		Bank of New York Mellon Corp.	17,203,016
85,660	L	Huntington Bancshares, Inc.	1,264,342
116,420		PNC Financial Services Group, Inc.	7,642,973
77,420		State Street Corp.	6,286,504
130,170	L	SunTrust Bank	8,134,323

			57,712,235

		Beverages: 1.0%
397,727	@@	Diageo PLC	8,537,310
82,040		PepsiCo, Inc.	6,226,836

			14,764,146

		Biotechnology: 0.4%
62,050	@	Amgen, Inc.	2,881,602
43,740	@	Genzyme Corp.	3,256,006

			6,137,608

		Building Materials: 0.3%
206,910		Masco Corp.	4,471,325

			4,471,325

		Chemicals: 1.2%
55,010		Air Products & Chemicals, Inc.	5,425,636
25,610		Dow Chemical Co.	1,009,546
123,560		PPG Industries, Inc.	8,677,619
17,800		Praxair, Inc.	1,579,038
22,020	L	Sherwin-Williams Co.	1,278,041
3,380	@@	Syngenta AG	857,710

			18,827,590

		Coal: 0.1%
11,600		Consol Energy, Inc.	829,632

			829,632

		Commercial Services: 0.2%
95,850	@@,L	Accenture Ltd.	3,453,476

			3,453,476

		Computers: 1.3%
143,450		Hewlett-Packard Co.	7,241,356
110,770	L	International Business Machines Corp.	11,974,237

			19,215,593

		Cosmetics/Personal Care: 0.8%
162,690		Procter & Gamble Co.	11,944,700

			11,944,700

		Distribution/Wholesale: 0.6%
82,100	@,L	Wesco International, Inc.	3,254,444
63,670		WW Grainger, Inc.	5,572,398

			8,826,842

		Diversified Financial Services: 6.0%
111,950	S	American Express Co.	5,823,639
70,720	L	Bear Stearns Cos., Inc.	6,241,040
412,776		Citigroup, Inc.	12,152,125
360,000	@,L	E*Trade Financial Corp.	1,278,000
220,670		Fannie Mae	8,822,387
50,390		Franklin Resources, Inc.	5,766,128
69,180	L	Freddie Mac	2,356,963
54,350		Goldman Sachs Group, Inc.	11,687,968
312,560		JPMorgan Chase & Co.	13,643,244
30,760		Legg Mason, Inc.	2,250,094
122,190	L	Lehman Brothers Holdings, Inc.	7,996,114
102,020		Merrill Lynch & Co., Inc.	5,476,434
81,570	@@	UBS AG — Reg JPY denominated	3,752,220
102,999	@@	UBS AG — Reg CHF denominated	4,749,047

			91,995,403

		Electric: 2.7%
70,910		American Electric Power Co., Inc.	3,301,570
80,360	L	Dominion Resources, Inc.	3,813,082
106,860	L	DPL, Inc.	3,168,399
20,140		Entergy Corp.	2,407,133
137,772		FPL Group, Inc.	9,338,186
102,240	@,L	NRG Energy, Inc.	4,431,082
62,940		Pepco Holdings, Inc.	1,846,030
98,510		PG&E Corp.	4,244,796
19,260		PPL Corp.	1,003,253
80,830		Public Service Enterprise Group, Inc.	7,940,739

			41,494,270

		Electronics: 0.2%
198,940	@,@@	Flextronics International Ltd.	2,399,216

			2,399,216

		Food: 2.1%
149,620		General Mills, Inc.	8,528,340
103,820		Kellogg Co.	5,443,283
84,540	L	Kroger Co.	2,258,063
22,892	@@	Nestle SA	10,511,784
138,540		Safeway, Inc.	4,739,453

			31,480,923

		Forest Products & Paper: 0.3%
46,005	@@,L	AbitibiBowater, Inc.	948,163
45,110	@	Jefferson Smurfit Corp.	476,362
88,600	L	MeadWestvaco Corp.	2,773,180

			4,197,705

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS Total Return Portfolio
as of December 31, 2007 (continued)

Shares			Value

		Gas: 0.3%
84,150		Sempra Energy	$5,207,202

			5,207,202

		Hand/Machine Tools: 0.1%
38,340		Kennametal, Inc.	1,451,552

			1,451,552

		Healthcare — Products: 1.3%
61,900	@,L	Advanced Medical Optics, Inc.	1,518,407
247,180	@,L	Boston Scientific Corp.	2,874,703
27,140	L	Cooper Cos., Inc.	1,031,320
226,170		Johnson & Johnson	15,085,539

			20,509,969

		Healthcare — Services: 1.2%
25,780	@	DaVita, Inc.	1,452,703
95,880		UnitedHealth Group, Inc.	5,580,216
132,260	@	WellPoint, Inc.	11,603,170

			18,636,089

		Home Builders: 0.4%
221,910	L	D.R. Horton, Inc.	2,922,555
169,760	@,L	Toll Brothers, Inc.	3,405,386

			6,327,941

		Home Furnishings: 0.1%
17,910	L	Whirlpool Corp.	1,461,993

			1,461,993

		Household Products/Wares: 0.4%
66,440	L	Clorox Co.	4,329,895
88,420	@,L	Jarden Corp.	2,087,596

			6,417,491

		Insurance: 4.5%
336,210	S	Allstate Corp.	17,560,248
50,380	L	AMBAC Financial Group, Inc.	1,298,293
32,340		American International Group, Inc.	1,885,422
33,380		Chubb Corp.	1,821,880
250,170	@,L	Conseco, Inc.	3,142,135
529,000		Genworth Financial, Inc.	13,463,050
95,850		Hartford Financial Services Group, Inc.	8,357,162
83,690	@@,L	Max Re Capital Ltd.	2,342,483
41,800	L	MBIA, Inc.	778,734
154,030	L	Metlife, Inc.	9,491,329
23,550	L	Principal Financial Group, Inc.	1,621,182
23,870		Prudential Financial, Inc.	2,220,865
71,350		Travelers Cos., Inc.	3,838,630

			67,821,413

		Internet: 0.0%
30,310	@,L	Yahoo!, Inc.	705,011

			705,011

		Investment Companies: 0.1%
97,678	I	KKR Private Equity Investors LP	1,773,832

			1,773,832

		Iron/Steel: 0.1%
17,240	L	Allegheny Technologies, Inc.	1,489,536

			1,489,536

		Leisure Time: 0.8%
46,230		Harley-Davidson, Inc.	2,159,403
32,190	L	Polaris Industries, Inc.	1,537,716
216,600	L	Royal Caribbean Cruises Ltd.	9,192,504

			12,889,623

		Machinery — Diversified: 0.4%
40,560		Deere & Co.	3,776,947
28,993		Rockwell Automation, Inc.	1,999,357

			5,776,304

		Media: 0.7%
3,489	L	Citadel Broadcasting Corp.	7,187
59,100	L	EW Scripps Co.	2,660,091
73,074	L	New York Times Co.	1,280,987
144,500	@	Time Warner Cable, Inc.	3,988,200
69,680	L	Walt Disney Co.	2,249,270
95,650	@@	WPP Group PLC	1,225,383

			11,411,118

		Metal Fabricate/Hardware: 0.3%
146,580		Timken Co.	4,815,153

			4,815,153

		Mining: 0.2%
63,220	@@	BHP Billiton PLC	1,927,791
28,150	@,L	Century Aluminum Co.	1,518,411

			3,446,202

		Miscellaneous Manufacturing: 1.1%
38,540		3M Co.	3,249,693
10,240		Eaton Corp.	992,768
289,543		General Electric Co.	10,733,359
47,280		Pall Corp.	1,906,330

			16,882,150

		Oil & Gas: 7.9%
102,470		Anadarko Petroleum Corp.	6,731,254
108,680		Apache Corp.	11,687,447
55,379		Chevron Corp.	5,168,522
46,960		ConocoPhillips	4,146,568
112,340		Devon Energy Corp.	9,988,149
26,010		EOG Resources, Inc.	2,321,393
319,344		ExxonMobil Corp.	29,919,339
175,350		Hess Corp.	17,685,801
111,270		Marathon Oil Corp.	6,771,892
35,334	L	Noble Corp.	1,996,724
19,880	@@	Royal Dutch Shell PLC ADR	1,673,896
40,410	L	Sunoco, Inc.	2,927,300
214,630	@@,L	Total SA ADR	17,728,421
20,280	@	Ultra Petroleum Corp.	1,450,020

			120,196,726

		Oil & Gas Services: 0.1%
40,390	L	Halliburton Co.	1,531,185

			1,531,185

		Pharmaceuticals: 2.5%
33,510	S	Abbott Laboratories	1,881,587
43,575		Eli Lilly & Co.	2,326,469
61,270	@@	GlaxoSmithKline PLC	1,556,048
200,180		Merck & Co., Inc.	11,632,460
19,010	@@	Merck KGaA	2,482,741
32,150	L	Omnicare, Inc.	733,342
61,750		Pfizer, Inc.	1,403,578
66,100	@,L	Warner Chilcott Ltd.	1,171,953
349,170		Wyeth	15,429,822

			38,618,000

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS Total Return Portfolio
as of December 31, 2007 (continued)

Shares			Value

		Pipelines: 0.4%
185,090		Williams Cos., Inc.	$6,622,520

			6,622,520

		Retail: 2.2%
15,530		Advance Auto Parts, Inc.	589,985
213,858	L	CVS Caremark Corp.	8,500,856
18,750		Lowe’s Cos., Inc.	424,125
438,590		Macy’s, Inc.	11,346,323
282,760		Staples, Inc.	6,523,273
73,450	L	Walgreen Co.	2,796,976
58,940		Wal-Mart Stores, Inc.	2,801,418

			32,982,956

		Savings & Loans: 0.4%
304,594	L	New York Community Bancorp., Inc.	5,354,763

			5,354,763

		Semiconductors: 0.7%
325,720		Intel Corp.	8,683,695
4,845	@@,#	Samsung Electronics GDR	1,438,930

			10,122,625

		Software: 0.7%
19,310		Automatic Data Processing, Inc.	859,874
50,500		Fidelity National Information Services, Inc.	2,100,295
332,948	@	Oracle Corp.	7,517,966

			10,478,135

		Telecommunications: 3.1%
355,496		AT&T, Inc.	14,774,414
177,450		Embarq Corp.	8,789,099
80,027		Motorola, Inc.	1,283,633
70,246	@,@@, L	Nortel Networks Corp.	1,060,012
1,138,720	@,L	Qwest Communications International, Inc.	7,982,427
139,440		Sprint Nextel Corp.	1,830,847
44,160	@@	TELUS Corp.	2,212,139
57,952	@@	TELUS Corp.	2,819,081
72,360		Verizon Communications, Inc.	3,161,408
86,035	@@,L	Vodafone Group PLC ADR	3,210,827

			47,123,887

		Transportation: 0.7%
52,390		Burlington Northern Santa Fe Corp.	4,360,420
50,550		Norfolk Southern Corp.	2,549,742
42,480	L	United Parcel Service, Inc. — Class B	3,004,186

			9,914,348

		Total Common Stock (Cost $808,232,346)	874,512,045

Principal
Amount			Value

CORPORATE BONDS/NOTES: 10.6%

		Auto Parts & Equipment: 0.1%
$1,401,000	C	Johnson Controls, Inc., 5.500%, due 01/15/16	$1,382,671

			1,382,671

		Banks: 1.3%
617,000		Bank of America Corp., 5.490%, due 03/15/19	590,798
1,072,000		Bank of America NA, 5.300%, due 03/15/17	1,044,256
1,158,000	@@,#, C	BNP Paribas, 7.195%, due 06/29/49	1,145,135
1,268,000		Capital One Financial Corp., 6.150%, due 09/01/16	1,126,977
2,190,000	@@,#, I	Commonwealth Bank of Australia, 5.000%, due 11/06/12	2,237,381
1,238,000	@@,#, C,I	DBS Capital Funding Corp., 7.657%, due 03/31/49	1,323,808
846,000	@@,#, C,I	Nordea Bank AB, 5.424%, due 04/20/55	765,992
932,000		PNC Funding Corp., 5.625%, due 02/01/17	908,661
590,000	@@,#, C,I	Royal Bank of Scotland Group PLC, 6.990%, due 10/05/17	589,253
1,280,000	@@,#, I	Unicredit Luxembourg Finance SA, 6.000%, due 10/31/17	1,269,676
1,619,000	@@,#, C,I	Unicredito Italiano Capital Trust II, 9.200%, due 10/01/49	1,765,409
687,000		Wachovia Corp., 5.250%, due 08/01/14	672,625
2,509,000		Wells Fargo Bank NA, 4.750%, due 02/09/15	2,399,934
1,588,000	L	Wells Fargo Bank NA, 5.750%, due 05/16/16	1,613,818
2,157,000	@@,#, C,I	Woori Bank, 6.125%, due 05/03/16	2,169,716

			19,623,439

		Beverages: 0.4%
1,470,000	C	Coca-Cola Co., 5.350%, due 11/15/17	1,508,954
2,048,000	@@	Diageo Finance BV, 5.500%, due 04/01/13	2,080,139
2,409,000	#,C,I	Miller Brewing Co., 5.500%, due 08/15/13	2,443,957

			6,033,050

		Building Materials: 0.0%
104,000	C	CRH America, Inc., 6.950%, due 03/15/12	110,071

			110,071

		Commercial Services: 0.1%
1,893,000	C	Western Union Co., 5.400%, due 11/17/11	1,909,132

			1,909,132

		Diversified Financial Services: 1.7%
1,943,000		American Express Co., 5.500%, due 09/12/16	1,934,874
1,754,000	@@,#, C,I	BAE Systems Holdings, Inc., 5.200%, due 08/15/15	1,705,816
157,000	C	CIT Group, Inc., 6.100%, due 03/15/67	114,180
1,587,000	L	Countrywide Financial Corp., 6.250%, due 05/15/16	914,696
904,000	C	Fund American Cos., Inc., 5.875%, due 05/15/13	906,981
565,000	L	General Electric Capital Corp., 5.375%, due 10/20/16	573,206
421,000		General Electric Capital Corp., 5.450%, due 01/15/13	434,386
1,624,000		Goldman Sachs Group, Inc., 5.625%, due 01/15/17	1,588,727

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS Total Return Portfolio
as of December 31, 2007 (continued)

Principal
Amount			Value

		Diversified Financial Services (continued)
$1,293,000		HSBC Finance Corp., 5.250%, due 01/14/11	$1,293,458
1,603,000	C,L	Lehman Brothers Holdings, Inc., 6.500%, due 07/19/17	1,624,870
1,127,000	C	Merrill Lynch & Co., Inc., 6.050%, due 05/16/16	1,109,149
1,159,000	C	Merrill Lynch & Co., Inc., 6.110%, due 01/29/37	1,026,851
1,731,000	#,C, I,L	Mizuho Capital Investment 1 Ltd., 6.686%, due 01/25/49	1,622,137
927,000	C	Morgan Stanley, 5.750%, due 10/18/16	916,291
1,226,000	C	Morgan Stanley, 6.750%, due 04/15/11	1,285,965
1,346,000	@@,C, L	MUFG Capital Finance 1 Ltd., 6.346%, due 12/31/49	1,276,898
398,000	#,C,I	Natexis Ambs Co., LLC, 8.440%, due 12/29/49	406,151
1,883,000	@@	ORIX Corp., 5.480%, due 11/22/11	1,884,569
1,782,000	C	UBS Preferred Funding Trust V, 6.243%, due 05/15/49	1,718,555
1,310,000	@@	UFJ Finance Aruba AEC, 6.750%, due 07/15/13	1,424,794
517,000	#,C,I	ZFS Finance USA Trust IV, 5.875%, due 05/09/32	483,771
1,710,000	#,C,I	ZFS Finance USA Trust V, 6.500%, due 05/09/37	1,581,333

			25,827,658

		Electric: 1.3%
1,971,000	C	Bruce Mansfield Unit, 6.850%, due 06/01/34	2,018,304
1,514,000	C	Dominion Resources, Inc., 5.150%, due 07/15/15	1,467,245
1,640,000	@@,#, C,I	EDP Finance BV, 6.000%, due 02/02/18	1,602,528
1,630,000	@@,#, C,I	Enel Finance International SA, 6.250%, due 09/15/17	1,652,398
740,000	C	Exelon Generation Co., LLC, 6.200%, due 10/01/17	736,763
2,181,000	C	Exelon Generation Co., LLC, 6.950%, due 06/15/11	2,277,322
1,938,000	C	FirstEnergy Corp., 6.450%, due 11/15/11	2,002,909
2,198,000	@@	Hydro Quebec, 6.300%, due 05/11/11	2,355,445
755,000	C	Midamerican Energy Holdings Co., 3.500%, due 05/15/08	750,107
352,000	C	Midamerican Energy Holdings Co., 5.875%, due 10/01/12	365,219
1,274,000	C,L	Midamerican Energy Holdings Co., 6.125%, due 04/01/36	1,275,215
377,000	C	Midamerican Funding, LLC, 6.927%, due 03/01/29	416,842
354,000	C	Pacific Gas & Electric Co., 4.800%, due 03/01/14	344,615
755,000	C	PSEG Power, LLC, 5.500%, due 12/01/15	740,330
611,000	C	PSEG Power, LLC, 6.950%, due 06/01/12	652,009
1,319,000	C	TXU Electric Delivery Co., 7.000%, due 09/01/22	1,369,555

			20,026,806

		Environmental Control: 0.1%
1,095,000	C	Waste Management, Inc., 7.375%, due 08/01/10	1,157,323

			1,157,323

		Food: 0.0%
290,000	C	Kroger Co., 6.400%, due 08/15/17	303,860

			303,860

		Forest Products & Paper: 0.0%
603,000	C	MeadWestvaco Corp., 6.800%, due 11/15/32	569,558

			569,558

		Hand/Machine Tools: 0.1%
1,283,000	C	Kennametal, Inc., 7.200%, due 06/15/12	1,395,591

			1,395,591

		Healthcare — Products: 0.2%
1,340,000	C	Baxter International, Inc., 5.900%, due 09/01/16	1,394,669
530,000	@@,#, C,I	Covidien International Finance SA, 6.000%, due 10/15/17	549,422
320,000	@@,#, C,I	Covidien International Finance SA, 6.550%, due 10/15/37	333,441

			2,277,532

		Healthcare — Services: 0.0%
294,000	C	HCA, Inc., 8.750%, due 09/01/10	298,043

			298,043

		Holding Companies — Diversified: 0.1%
1,601,000	#,C,I	Capmark Financial Group, Inc., 5.875%, due 05/10/12	1,268,440

			1,268,440

		Household Products/Wares: 0.1%
1,424,000	C	Fortune Brands, Inc., 5.125%, due 01/15/11	1,422,096

			1,422,096

		Insurance: 0.4%
202,000	C	Allstate Corp., 5.550%, due 05/09/35	180,286
1,077,000	C	Allstate Corp., 6.125%, due 12/15/32	1,048,892
1,323,000	C	American International Group, Inc., 6.250%, due 03/15/37	1,187,029
1,854,000	C	Chubb Corp., 6.375%, due 03/29/37	1,811,530
1,079,000	C	Metlife, Inc., 6.400%, due 12/15/36	991,982
492,000	C	Metlife, Inc., 6.500%, due 12/15/32	496,611

			5,716,330

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS Total Return Portfolio
as of December 31, 2007 (continued)

Principal
Amount			Value

		Lodging: 0.2%
$1,429,000	C	Marriott International, Inc., 6.375%, due 06/15/17	$1,468,712
942,000	C	Wyndham Worldwide Corp., 6.000%, due 12/01/16	894,901

			2,363,613

		Machinery — Construction & Mining: 0.1%
1,423,000	@@,#, C,I	Atlas Copco AB, 5.600%, due 05/22/17	1,426,092

			1,426,092

		Media: 0.4%
1,320,000	C	CBS Corp., 6.625%, due 05/15/11	1,370,169
1,431,000	C	Cox Communications, Inc., 4.625%, due 06/01/13	1,370,662
1,329,000	C	Hearst-Argyle Television, Inc., 7.500%, due 11/15/27	1,391,510
819,000		News America Holdings, 8.500%, due 02/23/25	978,352
419,000	W	News America, Inc., 6.200%, due 12/15/34	414,384
1,029,000		Time Warner Entertainment Co. LP, 8.375%, due 07/15/33	1,243,167

			6,768,244

		Mining: 0.1%
1,379,000	@@,C	Vale Overseas Ltd., 6.250%, due 01/23/17	1,390,177

			1,390,177

		Miscellaneous Manufacturing: 0.1%
750,000		General Electric Co., 5.250%, due 12/06/17	749,834
1,182,000	@@,#, C,I,L	Tyco Electronics Group SA, 6.550%, due 10/01/17	1,217,953

			1,967,787

		Multi-National: 0.6%
8,911,000	@@	European Investment Bank, 5.125%, due 05/30/17	9,313,715

			9,313,715

		Office Property: 0.1%
365,000	C	Boston Properties, Inc., 5.000%, due 06/01/15	338,642
1,637,000	C	HRPT Properties Trust, 6.250%, due 08/15/16	1,558,679

			1,897,321

		Office/Business Equip: 0.1%
743,000	C	Xerox Corp., 5.500%, due 05/15/12	756,073
383,000	C	Xerox Corp., 6.400%, due 03/15/16	392,539

			1,148,612

		Oil & Gas: 0.4%
1,794,000	C	Devon OEI Operating, Inc., 7.250%, due 10/01/11	1,951,328
1,049,000	@@,C	Nexen, Inc., 5.875%, due 03/10/35	991,622
925,000	@@,#, C,I	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.832%, due 09/30/16	941,566
1,136,000	C	Valero Energy Corp., 6.875%, due 04/15/12	1,213,296
1,691,000	C	XTO Energy, Inc., 5.650%, due 04/01/16	1,705,795

			6,803,607

		Oil & Gas Services: 0.0%
419,000	#,C,I	Weatherford International, Inc., 6.350%, due 06/15/17	433,869

			433,869

		Pharmaceuticals: 0.3%
1,433,000	C	Allergan, Inc., 5.750%, due 04/01/16	1,470,185
712,000	#,C,I	Cardinal Health, Inc., 6.300%, due 10/15/16	730,976
442,000	C	Hospira, Inc., 5.550%, due 03/30/12	449,880
1,569,000	C	Hospira, Inc., 6.050%, due 03/30/17	1,579,302

			4,230,343

		Pipelines: 0.3%
1,024,000	C	Centerpoint Energy, Inc., 7.875%, due 04/01/13	1,125,554
288,000	C	Kinder Morgan Energy Partners LP, 5.125%, due 11/15/14	281,013
1,459,000	C	Kinder Morgan Energy Partners LP, 6.750%, due 03/15/11	1,531,667
15,000	C	Kinder Morgan Energy Partners LP, 7.400%, due 03/15/31	16,197
420,000	C	Kinder Morgan Energy Partners LP, 7.750%, due 03/15/32	470,489
778,000	C	Spectra Energy Capital, LLC, 8.000%, due 10/01/19	898,049

			4,322,969

		Real Estate: 0.1%
1,659,000	C	ERP Operating L.P., 5.750%, due 06/15/17	1,582,611
432,000	C	Vornado Realty LP, 4.750%, due 12/01/10	431,325

			2,013,936

		Regional Malls: 0.1%
779,000	C	Simon Property Group LP, 5.100%, due 06/15/15	733,517
1,228,000	C	Simon Property Group LP, 5.875%, due 03/01/17	1,179,202

			1,912,719

		Retail: 0.4%
702,000	C	CVS Caremark Corp., 5.750%, due 06/01/17	707,792
952,000	C	CVS Caremark Corp., 6.125%, due 08/15/16	978,843
429,000	C	Federated Retail Holdings, Inc., 5.350%, due 03/15/12	418,360
1,075,000	C	Home Depot, Inc., 5.875%, due 12/16/36	910,054
1,260,000	C,L	Limited Brands, 5.250%, due 11/01/14	1,132,514
1,779,000		Wal-Mart Stores, Inc., 5.250%, due 09/01/35	1,583,411

			5,730,974

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS Total Return Portfolio
as of December 31, 2007 (continued)

Principal
Amount			Value

		Shopping Centers: 0.1%
$841,000	C	Kimco Realty Corp., 5.783%, due 03/15/16	$813,249
64,000	C	Kimco Realty Corp., 6.000%, due 11/30/12	64,701

			877,950

		Telecommunications: 1.1%
624,000	C	AT&T Mobility, LLC, 6.500%, due 12/15/11	657,497
1,338,000	C	AT&T, Inc., 6.500%, due 09/01/37	1,403,823
1,235,000	C	BellSouth Corp., 6.550%, due 06/15/34	1,281,436
1,619,000	@@,C, L	Deutsche Telekom International Finance BV, 5.750%, due 03/23/16	1,623,145
1,683,000	C	Nextel Communications, Inc., 5.950%, due 03/15/14	1,583,971
653,000	@@,C	Telecom Italia Capital SA, 5.250%, due 11/15/13	646,184
847,000	@@,C	Telefonica Emisones SAU, 7.045%, due 06/20/36	949,855
624,000	@@,C	Telefonica Europe BV, 7.750%, due 09/15/10	668,307
1,677,000	@@,C	TELUS Corp., 8.000%, due 06/01/11	1,818,334
3,434,000	C	Verizon New York, Inc., 6.875%, due 04/01/12	3,646,846
1,713,000	@@,C, L	Vodafone Group PLC, 5.625%, due 02/27/17	1,708,745

			15,988,143

		Transportation: 0.1%
621,000	C	CSX Corp., 6.750%, due 03/15/11	652,116
796,000		CSX Corp., 7.900%, due 05/01/17	893,340

			1,545,456

		Warehouse/Industrial: 0.1%
1,635,000	C,L	Prologis, 5.750%, due 04/01/16	1,537,137

			1,537,137

		Total Corporate Bonds/Notes (Cost $162,997,865)	160,994,264

U.S. GOVERNMENT AGENCY OBLIGATIONS: 17.3%

		Federal Home Loan Bank: 0.1%
1,020,000	C	3.900%, due 02/25/08	1,019,080

			1,019,080

		Federal Home Loan Mortgage Corporation: 4.6%
21,351		4.500%, due 05/01/18	21,002
1,813,914		4.500%, due 08/01/18	1,784,232
1,535,778		4.500%, due 11/01/18	1,510,647
2,532,998		4.500%, due 01/01/19	2,491,550
94,912		4.500%, due 03/01/19	93,318
180,602		4.500%, due 02/01/20	177,570
1,300,372		4.500%, due 04/01/35	1,230,255
68,607		5.000%, due 12/01/17	68,786
136,556		5.000%, due 03/01/18	136,913
1,740,801		5.000%, due 05/01/18	1,745,363
26,095		5.000%, due 09/01/18	26,163
1,601,439		5.000%, due 02/01/19	1,604,603
18,502		5.000%, due 06/01/19	18,539
55,582		5.000%, due 04/01/20	55,645
6,036		5.000%, due 05/01/20	6,043
44,652		5.000%, due 12/01/21	44,708
3,477,937		5.000%, due 09/01/33	3,399,157
1,693,274		5.000%, due 11/01/33	1,654,918
682,744		5.000%, due 03/01/34	667,005
461,070		5.000%, due 04/01/34	450,441
548,698		5.000%, due 05/01/35	535,797
1,118,660		5.000%, due 07/01/35	1,092,359
1,777,781		5.000%, due 08/01/35	1,735,984
814,111		5.000%, due 09/01/35	794,971
4,016,731		5.000%, due 10/01/35	3,922,295
6,500,000		5.500%, due 08/23/17	6,987,455
620,825		5.500%, due 01/01/19	629,009
59,102		5.500%, due 04/01/19	59,928
40,678		5.500%, due 06/01/19	41,215
155,811		5.500%, due 07/01/19	157,866
130,686		5.500%, due 08/01/19	132,409
27,392		5.500%, due 12/01/19	27,753
29,228		5.500%, due 02/01/20	29,593
16,221		5.500%, due 12/01/20	16,424
590,678		5.500%, due 10/01/21	598,063
28,054		5.500%, due 10/01/24	28,193
1,209,548		5.500%, due 06/01/25	1,215,027
538,323		5.500%, due 07/01/25	540,761
877,977		5.500%, due 08/01/25	881,954
870,243		5.500%, due 09/01/25	874,185
2,693,181		5.500%, due 05/01/33	2,692,832
2,289,146		5.500%, due 12/01/33	2,288,849
3,115,547		5.500%, due 01/01/34	3,115,143
310,738		5.500%, due 04/01/34	310,510
1,146,190		5.500%, due 10/01/34	1,145,348
197,351		5.500%, due 11/01/34	197,206
21,149		5.500%, due 03/01/35	21,117
167,313		5.500%, due 05/01/35	167,058
742,358		5.500%, due 07/01/35	741,230
441,361		5.500%, due 09/01/35	440,690
58,899		5.500%, due 10/01/35	58,809
35,332		5.500%, due 01/01/36	35,279
120,349		6.000%, due 04/01/16	123,297
205,717		6.000%, due 04/01/17	210,698
103,453		6.000%, due 07/01/17	105,958
149,356		6.000%, due 10/01/17	152,973
16,034		6.000%, due 10/01/18	16,401
1,568,572		6.000%, due 08/01/19	1,604,189
276,786		6.000%, due 09/01/19	283,071
5,051		6.000%, due 11/01/19	5,166
430,134		6.000%, due 05/01/21	440,095
32,017		6.000%, due 10/01/21	32,759
1,032,327		6.000%, due 02/01/23	1,054,217
360,248		6.000%, due 12/01/25	366,969
353,653		6.000%, due 02/01/26	360,252
188,990		6.000%, due 04/01/34	192,131
53,716		6.000%, due 05/01/34	54,609
919,392		6.000%, due 07/01/34	934,673
3,157,810		6.000%, due 08/01/34	3,210,293
284,724		6.000%, due 09/01/34	289,457
311,747		6.000%, due 07/01/35	316,685
723,241		6.000%, due 08/01/35	734,696
979,601		6.000%, due 11/01/35	995,116
25,028		6.000%, due 01/01/36	25,424
493,833		6.000%, due 03/01/36	501,336
18,410		6.000%, due 07/01/36	18,690
454,710		6.000%, due 10/01/36	462,268
1,891,030		6.000%, due 11/01/36	1,919,760
35,357		6.000%, due 01/01/37	35,894
978,714		6.000%, due 03/01/37	993,483
1,189,895		6.000%, due 05/01/37	1,207,851
1,172,041		6.000%, due 06/01/37	1,189,727
174,740		6.500%, due 05/01/34	180,123
233,176		6.500%, due 06/01/34	240,359
1,267,353		6.500%, due 08/01/34	1,306,398
326,627		6.500%, due 10/01/34	337,728
6,916		6.500%, due 11/01/34	7,129
17,695		6.500%, due 09/01/35	18,214

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS Total Return Portfolio
as of December 31, 2007 (continued)

Principal
Amount		Value

	Federal Home Loan Mortgage Corporation (continued)
$391,982	6.500%, due 05/01/37	$402,993
1,547,605	6.500%, due 07/01/37	1,591,081

		70,624,333

	Federal National Mortgage Corporation: 11.7%
153,866	4.010%, due 08/01/13	149,467
533,952	4.019%, due 08/01/13	520,060
599,061	4.500%, due 04/01/18	589,617
1,314,151	4.500%, due 06/01/18	1,293,434
797,143	4.500%, due 07/01/18	784,577
1,096,788	4.500%, due 03/01/19	1,079,068
17,414	4.500%, due 02/01/20	17,128
966,329	4.500%, due 04/01/20	950,718
493,481	4.500%, due 02/01/35	467,427
1,984,123	4.500%, due 03/01/35	1,879,521
36,613	4.500%, due 09/01/35	34,683
1,015,056	4.548%, due 05/01/14	1,008,307
382,514	4.630%, due 04/01/14	381,082
112,537	4.751%, due 04/01/13	113,320
815,671	4.781%, due 12/01/12	822,639
455,831	4.839%, due 08/01/14	458,993
30,758	4.845%, due 06/01/13	31,051
19,895	4.871%, due 02/01/14	20,074
456,195	4.880%, due 03/01/20	458,269
2,337,271	4.926%, due 04/01/15	2,355,784
248,000	4.940%, due 08/01/15	251,886
766,500	5.000%, due 11/01/17	768,465
3,307,166	5.000%, due 02/01/18	3,315,645
224,701	5.000%, due 06/01/18	225,298
1,868,353	5.000%, due 12/01/18	1,869,956
1,658,129	5.000%, due 07/01/19	1,661,447
665,807	5.000%, due 09/01/19	667,139
104,877	5.000%, due 11/01/19	105,087
59,039	5.000%, due 03/01/20	59,106
520,584	5.000%, due 05/01/20	521,176
834,714	5.000%, due 07/01/20	835,664
26,499	5.000%, due 08/01/20	26,529
647,456	5.000%, due 11/01/33	632,798
1,271,613	5.000%, due 03/01/34	1,242,669
469,630	5.000%, due 05/01/34	458,815
663,875	5.000%, due 06/01/34	648,587
519,279	5.000%, due 08/01/34	507,321
1,434,194	5.000%, due 09/01/34	1,401,167
290,788	5.000%, due 11/01/34	284,092
253,675	5.000%, due 12/01/34	247,833
36,501	5.000%, due 03/01/35	35,641
1,801,330	5.000%, due 06/01/35	1,758,871
5,881,809	5.000%, due 07/01/35	5,743,169
1,529,545	5.000%, due 08/01/35	1,493,491
59,841	5.000%, due 10/01/35	58,431
2,274,715	5.000%, due 08/01/36	2,221,098
8,738	5.190%, due 11/01/15	8,906
16,640	5.370%, due 02/01/13	17,112
16,868	5.450%, due 04/01/17	17,399
306,531	5.471%, due 11/01/15	317,834
1,004,040	5.500%, due 11/01/17	1,019,378
23,437	5.500%, due 12/01/17	23,795
479,976	5.500%, due 01/01/18	487,308
934,441	5.500%, due 02/01/18	948,475
52,747	5.500%, due 12/01/18	53,539
374,448	5.500%, due 01/01/19	380,071
699,144	5.500%, due 06/01/19	709,041
1,408,472	5.500%, due 07/01/19	1,428,409
785,202	5.500%, due 08/01/19	796,317
959,993	5.500%, due 09/01/19	973,582
157,078	5.500%, due 11/01/19	159,301
307,714	5.500%, due 12/01/19	312,070
56,057	5.500%, due 04/01/20	56,814
30,030	5.500%, due 01/01/21	30,435
24,580	5.500%, due 03/01/21	24,906
49,231	5.500%, due 05/01/22	49,878
734,499	5.500%, due 05/01/25	738,250
496,371	5.500%, due 06/01/25	498,906
1,506,885	5.500%, due 02/01/33	1,508,238
210,938	5.500%, due 03/01/33	211,347
31,997	5.500%, due 05/01/33	32,025
2,338,799	5.500%, due 06/01/33	2,340,900
5,111,611	5.500%, due 07/01/33	5,116,202
2,594,168	5.500%, due 11/01/33	2,596,497
407,294	5.500%, due 12/01/33	407,660
1,550,451	5.500%, due 01/01/34	1,551,843
2,122,937	5.500%, due 02/01/34	2,124,327
222,435	5.500%, due 03/01/34	222,560
665,921	5.500%, due 04/01/34	666,079
2,418,020	5.500%, due 05/01/34	2,418,531
412,819	5.500%, due 06/01/34	412,907
4,030,676	5.500%, due 07/01/34	4,031,529
1,288,993	5.500%, due 08/01/34	1,289,266
5,630,409	5.500%, due 09/01/34	5,631,601
7,041,415	5.500%, due 10/01/34	7,042,906
7,830,751	5.500%, due 11/01/34	7,832,410
3,378,082	5.500%, due 12/01/34	3,378,797
2,296,568	5.500%, due 01/01/35	2,296,702
1,082,552	5.500%, due 02/01/35	1,082,221
3,867,775	5.500%, due 03/01/35	3,866,022
1,385,529	5.500%, due 04/01/35	1,384,905
56,511	5.500%, due 05/01/35	56,485
1,063,452	5.500%, due 07/01/35	1,062,970
1,442,288	5.500%, due 08/01/35	1,441,677
3,185,507	5.500%, due 09/01/35	3,184,062
134,912	5.500%, due 10/01/35	134,851
90,589	5.500%, due 12/01/35	90,547
37,305	5.500%, due 02/01/36	37,288
714,265	5.500%, due 04/01/36	713,942
31,223	5.500%, due 06/01/36	31,194
56,917	5.500%, due 10/01/36	56,865
55,362	5.500%, due 11/01/36	55,311
99,759	5.500%, due 03/01/37	99,666
6,859,000	6.000%, due 05/15/08	6,894,372
53,990	6.000%, due 01/01/17	55,345
369,184	6.000%, due 02/01/17	378,447
13,726	6.000%, due 03/01/17	14,073
659,522	6.000%, due 08/01/17	676,193
21,090	6.000%, due 10/01/17	21,623
201,460	6.000%, due 03/01/18	206,553
1,918,578	6.000%, due 11/01/18	1,966,718
351,470	6.000%, due 01/01/21	359,954
43,957	6.000%, due 02/01/21	45,019
516,500	6.000%, due 05/01/21	528,966
407,455	6.000%, due 11/01/25	415,326
75,530	6.000%, due 01/01/34	76,863
1,694,096	6.000%, due 03/01/34	1,722,984
3,616,680	6.000%, due 04/01/34	3,678,772
264,224	6.000%, due 05/01/34	268,719
3,390,219	6.000%, due 06/01/34	3,447,900
2,390,056	6.000%, due 07/01/34	2,430,720
2,693,532	6.000%, due 08/01/34	2,739,359
1,802,801	6.000%, due 10/01/34	1,833,473
312,432	6.000%, due 11/01/34	317,748
274,667	6.000%, due 04/01/35	279,340
17,835	6.000%, due 08/01/35	18,124
393,068	6.000%, due 09/01/35	399,440
551,389	6.000%, due 10/01/35	560,329
16,125	6.000%, due 11/01/35	16,386
2,533,418	6.000%, due 12/01/35	2,574,488
730,521	6.000%, due 02/01/36	742,260
1,770,344	6.000%, due 03/01/36	1,798,404
1,864,654	6.000%, due 04/01/36	1,894,209
26,944	6.000%, due 06/01/36	27,378
819,408	6.000%, due 07/01/36	832,396
467,526	6.000%, due 08/01/36	474,937
49,348	6.000%, due 12/01/36	50,130
1,173,529	6.000%, due 01/01/37	1,192,023
885,601	6.000%, due 02/01/37	899,518
663,740	6.000%, due 03/01/37	674,170

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS Total Return Portfolio
as of December 31, 2007 (continued)

Principal
Amount			Value

		Federal National Mortgage Corporation (continued)
$1,642,634		6.000%, due 04/01/37	$1,668,449
941,164		6.000%, due 05/01/37	955,955
1,152,366		6.000%, due 06/01/37	1,170,476
2,277,812		6.000%, due 07/01/37	2,313,609
7,219		6.253%, due 09/01/11	7,596
241,551		6.330%, due 03/01/11	252,532
490,123		6.500%, due 06/01/31	506,905
51,647		6.500%, due 07/01/31	53,415
1,161		6.500%, due 08/01/31	1,201
582,439		6.500%, due 09/01/31	602,381
343,454		6.500%, due 12/01/31	355,214
4,389		6.500%, due 01/01/32	4,539
8,081		6.500%, due 02/01/32	8,357
1,330,263		6.500%, due 07/01/32	1,375,446
1,173,985		6.500%, due 08/01/32	1,213,860
924,404		6.500%, due 01/01/33	955,801
141,128		6.500%, due 04/01/34	145,481
203,184		6.500%, due 06/01/34	209,451
768,330		6.500%, due 08/01/34	792,030
250,721		6.500%, due 03/01/36	257,791
9,656		6.500%, due 04/01/36	9,929
360,811		6.500%, due 05/01/36	370,986
1,052,595		6.500%, due 01/01/37	1,082,277
1,091,321		6.500%, due 02/01/37	1,122,037
505,743		6.500%, due 04/01/37	519,950
672,571		6.500%, due 05/01/37	691,465
29,656		6.500%, due 06/01/37	30,489
1,237,080		6.500%, due 07/01/37	1,271,832
4,247,000	L	6.625%, due 09/15/09	4,459,214
1,046,000		6.625%, due 11/15/10	1,131,697
81,772		7.500%, due 02/01/30	87,439
235,496		7.500%, due 03/01/31	251,223
6,016		7.500%, due 11/01/31	6,418
1,356		7.500%, due 02/01/32	1,446

			178,318,209

		Government National Mortgage Association: 0.9%
124,603		4.500%, due 07/20/33	118,239
23,524		4.500%, due 08/15/33	22,536
158,330		4.500%, due 09/15/33	151,678
642,130		4.500%, due 09/20/33	609,334
255,437		4.500%, due 12/20/34	242,374
109,509		5.000%, due 07/20/33	107,017
257,490		5.000%, due 03/15/34	253,850
763,395		5.000%, due 06/15/34	752,603
185,667		5.000%, due 10/15/34	183,042
970,751		5.500%, due 11/15/32	979,096
3,662,057		5.500%, due 05/15/33	3,691,242
878,860		5.500%, due 08/15/33	885,864
65,536		5.500%, due 12/15/33	66,058
113,584		5.500%, due 09/15/34	114,465
26,935		5.500%, due 02/15/35	27,144
82,822		5.500%, due 04/20/35	83,039
106,964		5.500%, due 10/15/35	107,795
806,820		6.000%, due 09/15/32	827,645
57,335		6.000%, due 10/15/32	58,815
872,959		6.000%, due 04/15/33	894,980
32,959		6.000%, due 04/15/34	33,782
858,375		6.000%, due 07/15/34	879,829
321,461		6.000%, due 09/15/34	329,495
638,663		6.000%, due 11/20/34	652,535
43,366		6.000%, due 01/20/35	44,294
417,287		6.000%, due 02/20/35	426,216
184,183		6.000%, due 04/20/35	188,124
386,727		6.500%, due 11/20/35	400,035
259,645		6.500%, due 02/20/36	268,214

			13,399,340

		Other U.S. Agency Obligations: 0.0%
425,000		Financing Corp., 9.650%, due 11/02/18	606,504

			606,504

		Total U.S. Government Agency Obligations (Cost $263,624,452)	263,967,466

U.S. TREASURY OBLIGATIONS: 10.1%

		U.S. Treasury Bonds: 6.3%
7,582,000	L	3.875%, due 02/15/13	7,736,013
1,012,000	L	4.250%, due 08/15/13	1,049,239
2,146,000	L	4.250%, due 11/15/13	2,225,638
7,544,000	L	4.500%, due 02/15/36	7,584,670
739,000	L	4.750%, due 11/15/08	747,545
5,660,000	L	4.875%, due 08/15/16	6,028,789
12,936,000	L	5.375%, due 02/15/31	14,578,277
6,686,000	L	5.500%, due 02/15/08	6,706,878
20,058,000	L	5.625%, due 05/15/08	20,225,685
460,000	L	6.000%, due 02/15/26	544,525
13,426,000	L	6.500%, due 02/15/10	14,360,584
10,019,000	L	6.750%, due 08/15/26	12,827,456
390,000	L	8.000%, due 11/15/21	533,874
57,000	L	9.875%, due 11/15/15	79,880

			95,229,053

		U.S. Treasury Notes: 3.8%
1,982,000	L	3.500%, due 11/15/09	2,000,117
32,654,000	L	4.875%, due 08/15/09	33,567,300
21,647,000	L	5.125%, due 06/30/11	23,005,025

			58,572,442

		Total U.S. Treasury Obligations (Cost $149,623,332)	153,801,495

ASSET-BACKED SECURITIES: 1.0%

		Home Equity Asset-Backed Securities: 0.2%
1,481,000	#,C,I	Bayview Financial Revolving Mortgage Loan Trust, 5.600%, due 12/28/40	1,184,800
1,076,000	C	GMAC Mortgage Corp. Loan Trust, 5.805%, due 10/25/36	880,109
1,204,000	C	Residential Funding Mortgage Securities II, Inc., 5.320%, due 12/25/35	1,107,129

			3,172,038

		Other Asset-Backed Securities: 0.8%
20,152	C	Countrywide Asset-Backed Certificates, 4.575%, due 07/25/35	20,014
449,902	C	Countrywide Asset-Backed Certificates, 4.823%, due 08/25/35	447,015
919,000	C	Countrywide Asset-Backed Certificates, 5.689%, due 10/25/46	858,377
324,819	C	Residential Asset Mortgage Products, Inc., 4.109%, due 01/25/35	322,172
681,019	C	Small Business Administration, 4.770%, due 04/01/24	678,505
1,025,246	C	Small Business Administration, 4.990%, due 09/01/24	1,031,951
1,131,019	C	Small Business Administration, 5.090%, due 10/01/25	1,140,970

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS Total Return Portfolio
as of December 31, 2007 (continued)

Principal
Amount			Value

		Other Asset-Backed Securities (continued)
$3,551,088	C	Small Business Administration, 5.110%, due 08/01/25	$3,588,458
1,097,924	C	Small Business Administration, 5.180%, due 05/01/24	1,114,223
818,609	C	Small Business Administration, 5.390%, due 12/01/25	836,393
1,701,677	C	Structured Asset Securities Corp., 4.670%, due 03/25/35	1,699,568

			11,737,646

		Total Asset-Backed Securities (Cost $15,478,038)	14,909,684

COLLATERALIZED MORTGAGE OBLIGATIONS: 2.5%
452,712	C	Banc of America Commercial Mortgage, Inc., 5.482%, due 01/15/49	447,203
34,182	#,C,I	BlackRock Capital Finance LP, 7.750%, due 09/25/26	32,214
128,062	C	Chase Commercial Mortgage Securities Corp., 7.543%, due 07/15/32	129,359
831,793	C	Credit Suisse Mortgage Capital Certificates, 5.343%, due 12/15/39	809,432
139,173	#,I	Crimmi Mae Commercial Mortgage Trust, 7.000%, due 06/02/33	138,826
727,209	C	Entergy Louisiana, LLC, 8.090%, due 01/02/17	728,640
36,478	#,C,I,X	Falcon Franchise Loan, LLC, 7.382%, due 05/05/10	36,841
1,102,000	C	GE Capital Commercial Mortgage Corp., 5.339%, due 03/10/44	1,087,662
1,179,069	C	Greenwich Capital Commercial Funding Corp., 4.305%, due 08/10/42	1,164,995
1,660,000	C	Greenwich Capital Commercial Funding Corp., 5.317%, due 06/10/36	1,691,651
122,000	C	Greenwich Capital Commercial Funding Corp., 5.475%, due 03/10/39	120,087
1,180,000	C	JPMorgan Chase Commercial Mortgage Securities Corp., 4.780%, due 07/15/42	1,112,339
1,452,000	C	JPMorgan Chase Commercial Mortgage Securities Corp., 4.948%, due 09/12/37	1,385,512
1,727,379	C	JPMorgan Chase Commercial Mortgage Securities Corp., 5.038%, due 03/15/46	1,681,483
1,660,000	C	JPMorgan Chase Commercial Mortgage Securities Corp., 5.210%, due 05/15/41	1,689,459
1,661,000	C	JPMorgan Chase Commercial Mortgage Securities Corp., 5.372%, due 05/15/47	1,624,318
2,007,000	C	JPMorgan Chase Commercial Mortgage Securities Corp., 5.475%, due 04/15/43	2,033,173
737,161	C	JPMorgan Chase Commercial Mortgage Securities Corp., 5.532%, due 06/12/47	607,839
933,000	C	JPMorgan Chase Commercial Mortgage Securities Corp., 5.552%, due 05/12/45	948,411
1,943,000	C	JPMorgan Chase Commercial Mortgage Securities Corp., 5.855%, due 06/12/43	1,970,263
2,007,000	C	JPMorgan Chase Commercial Mortgage Securities Corp., 5.875%, due 04/15/45	2,091,888
789,000	C	Merrill Lynch Mortgage Trust, 5.829%, due 06/12/50	690,163
249,000	C	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.378%, due 08/12/48	249,524
36,000	C	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.478%, due 02/12/39	35,887
31,641,620	#,C,I,	Morgan Stanley Capital I, 0.523%, due 11/15/30	268,058
1,354,932	C	Morgan Stanley Capital I, 5.168%, due 01/14/42	1,330,949
212,309	C	Multi-Family Capital Access One, Inc., 6.650%, due 01/15/24	213,010
1,880,002	#,C,I	Nomura Asset Securities Corp., 9.779%, due 04/04/27	2,096,794
772,000	C	RAAC Series, 4.971%, due 09/25/34	739,129
1,387,425	#,C,I,X	Spirit Master Funding, LLC, 5.050%, due 07/20/23	1,320,329
668,486	#,C,I	System Energy Resources, Inc., 5.129%, due 01/15/14	685,519
70,000	C	Wachovia Bank Commercial Mortgage Trust, 4.750%, due 05/15/44	65,861
1,725,000	C	Wachovia Bank Commercial Mortgage Trust, 4.847%, due 10/15/41	1,665,555
1,732,000	C	Wachovia Bank Commercial Mortgage Trust, 5.083%, due 03/15/42	1,694,799
67,000	C	Wachovia Bank Commercial Mortgage Trust, 5.118%, due 07/15/42	65,954
1,823,000	C	Wachovia Bank Commercial Mortgage Trust, 5.466%, due 01/15/45	1,804,501
520,500	C	Wachovia Bank Commercial Mortgage Trust, 5.513%, due 12/15/43	455,718

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS Total Return Portfolio
as of December 31, 2007 (continued)

Principal
Amount			Value

$933,000	C	Wachovia Bank Commercial Mortgage Trust, 5.777%, due 04/15/47	$775,087
1,379,000	C	Wachovia Bank Commercial Mortgage Trust, 5.795%, due 07/15/45	1,387,020
1,387,000	C	Wachovia Bank Commercial Mortgage Trust, 5.961%, due 06/15/45	1,423,265

		Total Collateralized Mortgage Obligations (Cost $40,056,297)	38,498,717

OTHER BONDS: 0.2%

		Foreign Government Bonds: 0.2%
736,000		Israel Government International Bond, 4.625%, due 06/15/13	726,095
1,884,000	L	Province of Ontario Canada, 5.000%, due 10/18/11	1,948,580

		Total Other Bonds (Cost $2,621,559)	2,674,675

		Total Long-Term Investments (Cost $1,442,633,889)	1,509,358,346

SHORT-TERM INVESTMENTS: 21.6%

		Securities Lending CollateralCC: 21.6%
328,764,714		Bank of New York Mellon Corp. Institutional Cash Reserves	328,764,714

		Total Short-Term Investments (Cost $328,764,714)	328,764,714

	Total Investments in Securities
	(Cost $1,771,398,603)*	120.7%	$1,838,123,060
	Other Assets and Liabilities - Net	(20.7)	(315,039,077)

	Net Assets	100.0%	$1,523,083,983

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
cc	Securities purchased with cash collateral for securities loaned.
W	When-issued or delayed delivery security
S	All or a portion of this security is segregated for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
I	Illiquid security.
L	Loaned security, a portion or all of the security is on loan at December 31, 2007.
X	Fair value determined by ING Funds Valuation Committee appointed by the Portfolio’s Board of Trustees.
ˆ	Interest Only (IO) Security

*	Cost for federal income tax purposes is $1,779,962,792.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$112,363,308
Gross Unrealized Depreciation	(54,203,040)

Net Unrealized Appreciation	$58,160,268

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS Utilities Portfolio
as of December 31, 2007

Shares			Value

COMMON STOCK: 91.1%

		Electric: 41.3%
490,380	@	AES Corp.	$10,489,228
112,411,780	@@	AES Tiete SA	4,199,654
19,500		Ameren Corp.	1,057,095
264,020		American Electric Power Co., Inc.	12,292,771
105,970	@@	CEZ AS	7,876,773
615,920		CMS Energy Corp.	10,704,690
58,510		Consolidated Edison, Inc.	2,858,214
58,080		Constellation Energy Group, Inc.	5,954,942
156,900		Dominion Resources, Inc.	7,444,905
258,610		DPL, Inc.	7,667,787
93,310		DTE Energy Co.	4,101,908
490,080	@	Dynegy, Inc. — Class A	3,499,171
62,733	@@,S	E.ON AG	13,338,439
210,080	S	Edison International	11,211,970
17,000	@@	Electricite de France	2,024,911
89,550,000	@@	Eletropaulo Metropolitana de Sao Paulo SA	7,319,958
291,910	@@	Enersis SA ADR	4,679,317
7,240		Entergy Corp.	865,325
61,930		FirstEnergy Corp.	4,480,016
179,060		FPL Group, Inc.	12,136,687
383,652	@@	Iberdrola SA	5,812,139
935,610	@@,S	International Power PLC	8,433,872
254,990		MDU Resources Group, Inc.	7,040,274
172,300		Northeast Utilities	5,394,713
493,780	@,S	NRG Energy, Inc.	21,400,425
28,400	@@	Oesterreichische Elektrizitaetswirtschafts AG	1,974,161
274,080		Pepco Holdings, Inc.	8,038,766
222,000		PG&E Corp.	9,565,980
64,910		Portland General Electric Co.	1,803,200
158,020		Public Service Enterprise Group, Inc.	15,523,885
121,630	@@	Red Electrica de Espana	7,678,634
115,300	@	Reliant Resources, Inc.	3,025,472
25,600	@@	RWE AG	3,606,214
107,500	@@	Scottish & Southern Energy PLC	3,505,312
21,500	@@	Suez SA	1,463,420
1,574,000	@,@@, I	Unified Energy System (Low Exercise Price Warrant, Issuer: Merrill Lynch International & Co.)	2,013,146
17,900		Wisconsin Energy Corp.	871,909
248,200		Xcel Energy, Inc.	5,601,874

			246,957,157

		Energy — Alternate Sources: 0.9%
81,760	@	Covanta Holding Corp.	2,261,482
377,360	@,@@	Iberdrola Renovables	3,117,219

			5,378,701

		Engineering & Construction: 0.8%
11,250	@@	Acciona SA	3,544,546
10,800	@@	Bouygues SA	897,406

			4,441,952

		Gas: 3.7%
110,530		AGL Resources, Inc.	4,160,349
205,970	@@,S	Enagas	6,015,820
191,360		Sempra Energy	11,841,357

			22,017,526

		Internet: 0.5%
27,029	@@	Iliad SA	2,906,805

			2,906,805

		Media: 6.3%
470,485	@	Comcast Corp. — Special Class A	8,525,188
198,320	@@	Grupo Televisa SA ADR	4,714,066
429,520	@,@@	Megacable Holdings SAB de CV	1,458,455
151,300	@,@@	NET Servicos de Comunicacao SA	1,844,500
266,360	@@	Rogers Communications, Inc. — Class B (Canadian Denominated Security)	12,141,989
325,760	@	Time Warner Cable, Inc.	8,990,976

			37,675,174

		Oil & Gas: 3.0%
38,100		Noble Corp.	2,153,031
61,970	@@	OAO Gazprom ADR	3,501,731
151,760	@@	Talisman Energy, Inc.	2,827,769
51,040	@@	Total SA	4,226,135
48,040	@	Ultra Petroleum Corp.	3,434,860
28,125		XTO Energy, Inc.	1,444,500

			17,588,026

		Oil & Gas Services: 0.8%
132,800		Halliburton Co.	5,034,448

			5,034,448

		Pipelines: 7.3%
547,820		El Paso Corp.	9,444,417
317,220		Equitable Resources, Inc.	16,901,482
116,740		Questar Corp.	6,315,634
311,321		Williams Cos., Inc.	11,139,065

			43,800,598

		Telecommunications: 25.6%
171,570	@@	America Movil SA de CV ADR	10,532,682
493,340		AT&T, Inc.	20,503,207
74,100	@,@@	Bharti Airtel Ltd.	1,853,431
286,910	@@	Cellcom Israel Ltd.	9,112,262
205,940		Embarq Corp.	10,200,208
8,490	@,@@, #,I	Hrvatski Telekom Spon GDR	585,810
2,571,000	@,@@	Hutchison Telecommunications International Ltd.	3,875,469
35,040	@@	Mobile Telesystems Finance SA ADR	3,566,722
194,100	@@	MTN Group Ltd.	3,635,429
202,400	@	NII Holdings, Inc.	9,779,968
104,000	@@	Partner Communications ADR	2,296,320
32,100	@@	Philippine Long Distance Telephone Co.	2,456,531
41,200	@@	Philippine Long Distance Telephone Co. ADR	3,119,664
1,221,460	@	Qwest Communications International, Inc.	8,562,435
495,600	@@	Royal KPN NV	9,029,149
1,196,900	@@	Singapore Telecommunications Ltd.	3,292,995
207,700	@,@@	Telecom Argentina SA ADR	4,621,325
319,150	@@	Telefonica SA	10,345,674
362,070	@,@@	Telenor ASA	8,591,547
73,800	@@	Telkom SA Ltd.	1,494,006
173,050	@@	TELUS Corp.	8,417,985
101,320	@@	Tim Participacoes SA ADR	3,541,134
19,700		Verizon Communications, Inc.	860,693
1,912,040	@@	Vodafone Group PLC	7,177,648
437,224		Windstream Corp.	5,692,656

			153,144,950

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS Utilities Portfolio
as of December 31, 2007 (continued)

Shares			Value

		Water: 0.9%
150,700	@@	United Utilities PLC	$2,264,748
32,520	@@	Veolia Environnement	2,962,205

			5,226,953

		Total Common Stock (Cost $477,786,110)	544,172,290

PREFERRED STOCK: 3.5%

		Electric: 2.8%
110,890		Entergy Corp.	7,956,358
24,040		NRG Energy, Inc.	9,031,828

			16,988,186

		Pipelines: 0.7%
2,970		El Paso Corp.	4,182,874

			4,182,874

		Total Preferred Stock (Cost $17,286,163)	21,171,060

Principal
Amount			Value

CONVERTIBLE BONDS: 0.9%

		Coal: 0.5%
$2,190,000	C	Peabody Energy Corp., 4.750%, due 12/15/41	$2,786,775

			2,786,775

		Energy — Alternate Sources: 0.1%
502,000	C	Covanta Holding Corp., 1.000%, due 02/01/27	562,240

			562,240

		Telecommunications: 0.3%
2,034,000		NII Holdings, Inc., 3.125%, due 06/15/12	1,754,325

			1,754,325

		Total Convertible Bonds (Cost $4,652,220)	5,103,340

CORPORATE BONDS/NOTES: 1.1%

		Electric: 1.1%
2,675,000	#,C,I	AES Corp., 8.000%, due 10/15/17	2,748,563
4,020,504	I	TXU Corp., 8.396%, due 10/31/14	3,951,657

		Total Corporate Bonds/Notes (Cost $6,708,009)	6,700,220

	Total Investments in Securities
	(Cost $506,432,502)*	96.6%	$577,146,910
	Other Assets and Liabilities - Net	3.4	20,432,043

	Net Assets	100.0%	$597,578,953

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
S	All or a portion of this security is segregated for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
I	Illiquid security.

*	Cost for federal income tax purposes is $506,854,177.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$82,191,475
Gross Unrealized Depreciation	(11,898,742)

Net Unrealized Appreciation	$70,292,733

At December 31, 2007 the following forward currency contracts were outstanding for the ING MFS Utilities Portfolio:

			In		Unrealized
		Settlement	Exchange		Appreciation/
Currency	Buy/Sell	Date	For	Value	(Depreciation)
			USD

EURO EUR 21,547	Buy	1/16/08	31,036	31,512	$476
EURO EUR 225,795	Buy	2/5/08	325,544	330,323	4,780
EURO EUR 177,647	Buy	1/16/08	255,063	259,809	4,746
British Pound Sterling GBP 96,874	Buy	2/11/08	198,044	192,609	(5,435)
British Pound Sterling GBP 528,549	Buy	2/14/08	1,079,810	1,050,804	(29,006)
British Pound Sterling GBP 39,046	Buy	2/11/08	79,732	77,633	(2,099)
British Pound Sterling GBP 71,155	Buy	2/14/08	143,189	141,463	(1,726)
British Pound Sterling GBP 5,818	Buy	2/5/08	11,578	11,569	(9)
South Africa Rand ZAR 2,483,488	Buy	1/2/08	353,270	363,383	10,113

					$(18,160)

EURO EUR 16,291,274	Sell	1/16/08	23,892,294	23,825,944	$66,349
EURO EUR 320,180	Sell	2/5/08	468,432	468,403	29
EURO EUR 422,537	Sell	1/16/08	619,670	617,959	1,710
EURO EUR 109,459	Sell	2/5/08	161,145	160,131	1,014
EURO EUR 3,519,905	Sell	2/13/08	5,161,377	5,149,644	11,734
EURO EUR 393,730	Sell	1/16/08	578,390	575,829	2,560
EURO EUR 681,173	Sell	1/16/08	1,000,643	996,213	4,429
EURO EUR 1,426,020	Sell	1/16/08	2,097,533	2,085,550	11,982
EURO EUR 964,105	Sell	2/13/08	1,418,310	1,410,492	7,818
EURO EUR 1,033,138	Sell	2/13/08	1,519,849	1,511,487	8,362
EURO EUR 1,486,147	Sell	2/13/08	2,183,328	2,174,242	9,086

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS Utilities Portfolio
as of December 31, 2007 (continued)

			In		Unrealized
		Settlement	Exchange		Appreciation/
Currency	Buy/Sell	Date	For	Value	(Depreciation)
			USD

EURO EUR 1,779,780	Sell	2/13/08	2,567,911	2,603,829	$(35,918)
EURO EUR 1,207,472	Sell	2/13/08	1,743,469	1,766,540	(23,070)
EURO EUR 1,823,040	Sell	2/13/08	2,631,304	2,667,120	(35,816)
EURO EUR 103,888	Sell	2/13/08	149,944	151,989	(2,045)
EURO EUR 156,405	Sell	2/5/08	225,499	228,810	(3,311)
EURO EUR 44,214	Sell	2/5/08	63,597	64,682	(1,085)
EURO EUR 296,079	Sell	1/2/08	425,000	432,883	(7,883)
EURO EUR 205,333	Sell	1/16/08	294,797	300,298	(5,502)
EURO EUR 129,780	Sell	2/13/08	187,124	189,869	(2,746)
EURO EUR 108,833	Sell	2/5/08	160,185	159,216	970
British Pound Sterling GBP 133,385	Sell	2/11/08	269,892	265,202	4,691
British Pound Sterling GBP 158,248	Sell	2/11/08	321,447	314,636	6,811
British Pound Sterling GBP 140,936	Sell	2/11/08	288,002	280,214	7,788
British Pound Sterling GBP 45,179	Sell	2/11/08	92,275	89,826	2,449
British Pound Sterling GBP 6,038,542	Sell	2/14/08	12,143,810	12,005,175	138,635
British Pound Sterling GBP 222,608	Sell	2/14/08	447,033	442,565	4,467
British Pound Sterling GBP 195,282	Sell	2/5/08	389,302	388,324	978

					$174,486

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Oppenheimer Main Street Portfolio®
as of December 31, 2007

Shares			Value

COMMON STOCK: 99.2%

		Aerospace/Defense: 2.7%
36,500		Boeing Co.	$3,192,289
19,600		L-3 Communications Holdings, Inc.	2,076,424
6,200		Lockheed Martin Corp.	652,612
28,800		Northrop Grumman Corp.	2,264,832
47,300		Raytheon Co.	2,871,110
25,300		United Technologies Corp.	1,936,462

			12,993,729

		Agriculture: 0.8%
52,900		Altria Group, Inc.	3,998,182
1,100	L	Reynolds American, Inc.	72,556

			4,070,738

		Airlines: 0.1%
11,400	@,L	AMR Corp.	159,942
7,000	@,L	Continental Airlines, Inc.	155,750
3,800	@	Northwest Airlines Corp.	55,138
3,300	@	UAL Corp.	117,678

			488,508

		Auto Parts & Equipment: 0.1%
5,500	@,L	Goodyear Tire & Rubber Co.	155,210
7,400		Johnson Controls, Inc.	266,696
5,100	@,L	Lear Corp.	141,066

			562,972

		Banks: 5.6%
297,608		Bank of America Corp.	12,279,306
7,200	L	Capital One Financial Corp.	340,272
72,700		US Bancorp.	2,307,498
193,813	L	Wachovia Corp.	7,370,708
152,700	L	Wells Fargo & Co.	4,610,013

			26,907,797

		Beverages: 0.9%
43,600		Coca-Cola Co.	2,675,732
23,800		PepsiCo, Inc.	1,806,420

			4,482,152

		Biotechnology: 1.2%
45,700	@	Amgen, Inc.	2,122,308
38,400	@	Biogen Idec, Inc.	2,185,728
17,600	@	Genentech, Inc.	1,180,432
2,400	@,L	Invitrogen Corp.	224,184

			5,712,652

		Building Materials: 0.0%
4,200	@,L	USG Corp.	150,318

			150,318

		Chemicals: 1.2%
3,700		Celanese Corp.	156,584
29,300		Dow Chemical Co.	1,155,006
15,800		Monsanto Co.	1,764,702
28,800	@	Mosaic Co.	2,716,992
3,900	@,L	Terra Industries, Inc.	186,264
250	@,L	Zep, Inc.	3,468

			5,983,016

		Commercial Services: 1.3%
71,000	@@	Accenture Ltd.	2,558,130
7,500	@	Apollo Group, Inc. — Class A	526,125
2,300	@,L	Career Education Corp.	57,822
4,500	@,W,L	ChoicePoint, Inc.	163,890
2,200		Corporate Executive Board Co.	132,220
3,500	@,L	Hewitt Associates, Inc.	134,015
2,000	@,L	ITT Educational Services, Inc.	170,540
33,100		McKesson Corp.	2,168,381
5,000		Robert Half International, Inc.	135,200
4,100	@,L	SAIC, Inc.	82,492
12,200		Western Union Co.	296,216

			6,425,031

		Computers: 9.4%
1,600	@	Affiliated Computer Services, Inc.	72,160
39,400	@	Apple, Inc.	7,804,352
11,300	@,L	Cadence Design Systems, Inc.	192,213
4,500	@	Computer Sciences Corp.	222,615
225,000	@	Dell, Inc.	5,514,750
2,400	@,L	DST Systems, Inc.	198,120
82,200		Electronic Data Systems Corp.	1,704,006
162,800	@	EMC Corp.	3,016,684
257,300		Hewlett-Packard Co.	12,988,504
98,000	L	International Business Machines Corp.	10,593,800
5,100	@,L	Lexmark International, Inc.	177,786
1,800	@,L	Micros Systems, Inc.	126,288
7,500	@,L	NCR Corp.	188,250
9,400	@,L	Network Appliance, Inc.	234,624
70,900	L	Seagate Technology, Inc.	1,807,950
130,700	X	Seagate Technology, Inc. — Escrow	1
20,400	@	Sun Microsystems, Inc.	369,852
6,500	@	Synopsys, Inc.	168,545
4,700	@	Teradata Corp.	128,827

			45,509,327

		Cosmetics/Personal Care: 1.3%
85,432		Procter & Gamble Co.	6,272,417

			6,272,417

		Diversified Financial Services: 11.7%
18,500		American Express Co.	962,370
18,340		Ameriprise Financial, Inc.	1,010,717
16,100		Charles Schwab Corp.	411,355
7,600	L	CIT Group, Inc.	182,628
384,400		Citigroup, Inc.	11,316,736
5,150		Discover Financial Services	77,662
79,700		Fannie Mae	3,186,406
46,000		Goldman Sachs Group, Inc.	9,892,300
7,300	L	Janus Capital Group, Inc.	239,805
304,400		JPMorgan Chase & Co.	13,287,060
22,900		Lehman Brothers Holdings, Inc.	1,498,576
107,900		Merrill Lynch & Co., Inc.	5,792,072
167,500		Morgan Stanley	8,895,925

			56,753,612

		Electric: 0.1%
16,600	L	Duke Energy Corp.	334,822

			334,822

		Electronics: 0.6%
68,300	@	Agilent Technologies, Inc.	2,509,342
5,200	@	Arrow Electronics, Inc.	204,256
5,500	@	Avnet, Inc.	192,335
3,400	@,L	Thomas & Betts Corp.	166,736

			3,072,669

		Engineering & Construction: 0.0%
1,400		Fluor Corp.	204,008

			204,008

		Food: 0.2%
37,500	L	Kroger Co.	1,001,625

			1,001,625

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Oppenheimer Main Street Portfolio®
as of December 31, 2007 (continued)

Shares			Value

		Forest Products & Paper: 0.1%
17,000		International Paper Co.	$550,460

			550,460

		Hand/Machine Tools: 0.1%
2,500		Black & Decker Corp.	174,125
3,600		Stanley Works	174,528

			348,653

		Healthcare — Products: 2.4%
19,700		Baxter International, Inc.	1,143,585
700	@,L	Intuitive Surgical, Inc.	227,150
126,800		Johnson & Johnson	8,457,560
3,300	@,L	Kinetic Concepts, Inc.	176,748
28,700		Medtronic, Inc.	1,442,749

			11,447,792

		Healthcare — Services: 2.8%
56,000		Aetna, Inc.	3,232,880
3,100	@	Coventry Health Care, Inc.	183,675
4,100	@	Health Net, Inc.	198,030
8,100	@	Humana, Inc.	610,011
3,500	@,L	Lincare Holdings, Inc.	123,060
66,509		UnitedHealth Group, Inc.	3,870,824
61,209	@	WellPoint, Inc.	5,369,866

			13,588,346

		Home Builders: 0.1%
9,400	L	Lennar Corp.	168,166
400	@,L	NVR, Inc.	209,600
15,700		Pulte Homes, Inc.	165,478
8,000	@,L	Toll Brothers, Inc.	160,480

			703,724

		Home Furnishings: 0.0%
5,200	L	Tempur-Pedic International, Inc.	135,044

			135,044

		Household Products/Wares: 0.1%
2,800	@,L	Fossil, Inc.	117,544
3,700		Scotts Miracle-Gro Co.	138,454

			255,998

		Housewares: 0.0%
1,300	L	Toro Co.	70,772

			70,772

		Insurance: 5.9%
3,800	@@	ACE Ltd.	234,764
38,500		Allstate Corp.	2,010,855
6,400	L	AMBAC Financial Group, Inc.	164,928
198,100		American International Group, Inc.	11,549,230
43,700		AON Corp.	2,084,053
2,600	L	Assurant, Inc.	173,940
330	@	Berkshire Hathaway, Inc. — Class B	1,562,880
55,500		Chubb Corp.	3,029,190
4,400	L	CNA Financial Corp.	148,368
4,900		First American Corp.	167,188
41,800		Genworth Financial, Inc.	1,063,810
600		HCC Insurance Holdings, Inc.	17,208
8,000		Lincoln National Corp.	465,760
15,400		Loews Corp.	775,236
8,400	L	MBIA, Inc.	156,492
21,000	L	Metlife, Inc.	1,294,020
18,000	L	Progressive Corp.	344,880
1,000		Safeco Corp.	55,680
59,300		Travelers Cos., Inc.	3,190,340

			28,488,822

		Internet: 3.2%
30,700	@,L	Amazon.com, Inc.	2,844,048
4,500	@,@@, L	Check Point Software Technologies	98,820
87,700	@,L	eBay, Inc.	2,910,763
400	@	F5 Networks, Inc.	11,408
10,000	@	Google, Inc. — Class A	6,914,800
3,800	@	IAC/InterActiveCorp.	102,296
5,500	@	McAfee, Inc.	206,250
131,500	@,L	Symantec Corp.	2,122,410
2,200	@	Valueclick, Inc.	48,180
5,100	@,L	VeriSign, Inc.	191,811

			15,450,786

		Iron/Steel: 0.7%
3,200	@,L	AK Steel Holding Corp.	147,968
2,000	L	Carpenter Technology Corp.	150,340
42,000		Nucor Corp.	2,487,240
2,500		Reliance Steel & Aluminum Co.	135,500
5,200		United States Steel Corp.	628,732

			3,549,780

		Machinery — Diversified: 0.5%
7,200		Cummins, Inc.	917,064
13,400		Deere & Co.	1,247,808
2,800	L	Rockwell Automation, Inc.	193,088
1,200	@	Zebra Technologies Corp.	41,640

			2,399,600

		Media: 4.9%
35,700		CBS Corp. — Class B	972,825
77,600		Clear Channel Communications, Inc.	2,678,752
81,600	@,L	Comcast Corp. — Class A	1,490,016
20,100	@	EchoStar Communications Corp.	758,172
21,500	@,L	Liberty Global, Inc.	842,585
1,800	@	Liberty Media Corp. — Capital Shares A	209,682
45,000		News Corp. — Class A	922,050
460,700		Time Warner, Inc.	7,606,157
66,700	@,L	Viacom — Class B	2,929,464
161,800		Walt Disney Co.	5,222,904

			23,632,607

		Mining: 0.6%
10,000		Freeport-McMoRan Copper & Gold, Inc.	1,024,400
17,600	L	Southern Copper Corp.	1,850,288

			2,874,688

		Miscellaneous Manufacturing: 5.8%
28,500		3M Co.	2,403,120
1,100		Acuity Brands, Inc.	49,500
7,100		Eaton Corp.	688,345
477,800		General Electric Co.	17,712,046
30,700		Honeywell International, Inc.	1,890,199
16,700	@@	Ingersoll-Rand Co.	776,049
27,700		Parker Hannifin Corp.	2,086,087
2,200		SPX Corp.	226,270
700		Teleflex, Inc.	44,107
58,400	@@,L	Tyco International Ltd.	2,315,560

			28,191,283

		Office/Business Equip: 0.3%
92,300		Xerox Corp.	1,494,337

			1,494,337

		Oil & Gas: 9.3%
97,094		Chevron Corp.	9,061,783
74,100		ConocoPhillips	6,543,030
235,700		ExxonMobil Corp.	22,082,733

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Oppenheimer Main Street Portfolio®
as of December 31, 2007 (continued)

Shares			Value

		Oil & Gas (continued)
34,700		Occidental Petroleum Corp.	$2,671,553
4,400		Tesoro Petroleum Corp.	209,880
9,200	@	Transocean, Inc.	1,316,980
48,400	L	Valero Energy Corp.	3,389,452

			45,275,411

		Oil & Gas Services: 1.3%
3,600	@	Dresser-Rand Group, Inc.	140,580
6,900	@,L	Global Industries Ltd.	147,798
9,300	@	National Oilwell Varco, Inc.	683,178
55,200		Schlumberger Ltd.	5,430,024

			6,401,580

		Packaging & Containers: 0.1%
5,400	@	Owens-Illinois, Inc.	267,300
5,700		Packaging Corp. of America	160,740

			428,040

		Pharmaceuticals: 3.4%
3,900		Abbott Laboratories	218,985
3,900		AmerisourceBergen Corp.	174,993
4,800	@	Endo Pharmaceuticals Holdings, Inc.	128,016
39,800	@	Express Scripts, Inc.	2,905,400
30,000	@	Forest Laboratories, Inc.	1,093,500
1,900	@@,L	Herbalife Ltd.	76,532
16,300	@	King Pharmaceuticals, Inc.	166,912
31,700	@	Medco Health Solutions, Inc.	3,214,380
34,700		Merck & Co., Inc.	2,016,417
6,300	L	Omnicare, Inc.	143,703
2,800	@	OSI Pharmaceuticals, Inc.	135,828
167,400		Pfizer, Inc.	3,805,002
6,400	@,L	Sepracor, Inc.	168,000
46,500		Wyeth	2,054,835

			16,302,503

		Retail: 2.0%
10,600	@,L	Autonation, Inc.	165,996
1,800	@,L	Autozone, Inc.	215,838
5,000		Best Buy Co., Inc.	263,250
6,100	@,L	Big Lots, Inc.	97,539
2,129	@,L	Chipotle Mexican Grill, Inc.	261,973
13,800		Costco Wholesale Corp.	962,688
1,500		CVS Caremark Corp.	59,625
6,200	@	Dollar Tree Stores, Inc.	160,704
8,600	L	Family Dollar Stores, Inc.	165,378
53,800		Gap, Inc.	1,144,864
49,600		Home Depot, Inc.	1,336,224
2,600	L	Liz Claiborne, Inc.	52,910
72,400		Macy’s, Inc.	1,872,988
1,800		Men’s Wearhouse, Inc.	48,564
2,400		Polo Ralph Lauren Corp.	148,296
9,300	L	RadioShack Corp.	156,798
18,700	@,L	Sears Holding Corp.	1,908,335
12,700	L	Wal-Mart Stores, Inc.	603,631
2,200		Wendy’s International, Inc.	56,848
2,600		Yum! Brands, Inc.	99,502

			9,781,951

		Savings & Loans: 0.2%
68,100	L	Washington Mutual, Inc.	926,841

			926,841

		Semiconductors: 3.7%
16,600		Analog Devices, Inc.	526,220
136,400		Applied Materials, Inc.	2,422,464
6,800	@	Integrated Device Technology, Inc.	76,908
264,300		Intel Corp.	7,046,238
6,300		Intersil Corp.	154,224
3,200	@,L	Lam Research Corp.	138,336
6,800	L	Linear Technology Corp.	216,444
3,200	@	MEMC Electronic Materials, Inc.	283,168
9,000		National Semiconductor Corp.	203,760
7,000	@,L	Novellus Systems, Inc.	192,990
76,400	@	Nvidia Corp.	2,599,128
18,600	@,L	ON Semiconductor Corp.	165,168
104,200		Texas Instruments, Inc.	3,480,280
4,500	@,L	Varian Semiconductor Equipment Associates, Inc.	166,500
9,100		Xilinx, Inc.	199,017

			17,870,845

		Software: 5.9%
7,300	@	Activision, Inc.	216,810
27,800	@,L	Adobe Systems, Inc.	1,187,894
3,200	@,L	Ansys, Inc.	132,672
5,400	@	Autodesk, Inc.	268,704
61,000		Automatic Data Processing, Inc.	2,716,330
15,500	@	BEA Systems, Inc.	244,590
6,900	@	BMC Software, Inc.	245,916
35,800	L	CA, Inc.	893,210
4,200	@	Citrix Systems, Inc.	159,642
2,000	@,@@, L	Cognos, Inc.	115,140
18,900	@	Compuware Corp.	167,832
8,500	@	Intuit, Inc.	268,685
494,400		Microsoft Corp.	17,600,642
24,200	@,L	Novell, Inc.	166,254
167,900	@	Oracle Corp.	3,791,182
9,200	@,L	Red Hat, Inc.	191,728

			28,367,231

		Telecommunications: 8.6%
6,800	@	American Tower Corp.	289,680
268,600		AT&T, Inc.	11,163,016
4,600		CenturyTel, Inc.	190,716
367,000	@	Cisco Systems, Inc.	9,934,690
4,100	@,L	CommScope, Inc.	201,761
4,300		Embarq Corp.	212,979
9,500	@,L	Foundry Networks, Inc.	166,440
81,000	@	Juniper Networks, Inc.	2,689,200
168,500		Motorola, Inc.	2,702,740
1,900	@	NeuStar, Inc.	54,492
224,300		Qualcomm, Inc.	8,826,205
292,700	@,L	Qwest Communications International, Inc.	2,051,827
59,087		Sprint Nextel Corp.	775,812
2,600		Telephone & Data Systems, Inc.	162,760
12,400	@	Tellabs, Inc.	81,096
47,500		Verizon Communications, Inc.	2,075,275

			41,578,689

		Total Common Stock (Cost $466,870,905)	481,041,176

REAL ESTATE INVESTMENT TRUSTS: 0.0%

		Regional Malls: 0.0%
7,000	L	General Growth Properties, Inc.	288,260

		Total Real Estate Investment Trusts (Cost $388,734)	288,260

		Total Long-Term Investments (Cost $467,259,639)	481,329,436

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Oppenheimer Main Street Portfolio®
as of December 31, 2007 (continued)

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 11.8%

		U.S. Government Agency Obligations: 0.6%
$2,725,000	Z	Federal Home Loan Bank, 3.050%, due 01/02/08	$2,724,538

		Total U.S. Government Agency Obligations (Cost $2,724,538)	2,724,538

		Securities Lending CollateralCC: 11.2%
54,365,373		Bank of New York Mellon Corp. Institutional Cash Reserves	54,365,373

		Total Securities Lending Collateral (Cost $54,365,373)	54,365,373

		Total Short-Term Investments (Cost $57,089,911)	57,089,911

	Total Investments in Securities
	(Cost $524,349,550)*	111.0%	$538,419,347
	Other Assets and Liabilities - Net	(11.0)	(53,370,097)

	Net Assets	100.0%	$485,049,250

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
W	When-issued or delayed delivery security
L	Loaned security, a portion or all of the security is on loan at December 31, 2007.
X	Fair Value determined by ING Funds Valuation Committee appointed by the Portfolio’s Board of Trustees.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $528,192,962.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$44,179,370
Gross Unrealized Depreciation	(33,952,985)

Net Unrealized Appreciation	$10,226,385

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO Core Bond Portfolio
as of December 31, 2007

Principal
Amount			Value

CORPORATE BONDS/NOTES: 24.4%

		Aerospace/Defense: 0.1%
$1,500,000	C	Goodrich Corp., 6.290%, due 07/01/16	$1,563,524

			1,563,524

		Agriculture: 0.1%
1,200,000	C	Reynolds American, Inc., 7.625%, due 06/01/16	1,281,595

			1,281,595

		Airlines: 0.1%
1,550,000		Continental Airlines, Inc., 7.056%, due 09/15/09	1,569,375
147,658	C,I	United Airlines, Inc., 9.350%, due 04/07/16	48,727

			1,618,102

		Auto Manufacturers: 0.7%
3,000,000	C	DaimlerChrysler NA Holding Corp., 5.461%, due 03/13/09	2,984,121
7,980,000		DaimlerChrysler NA Holding Corp., 9.000%, due 08/03/14	7,693,446
3,663,000		Ford Motor Co., 8.000%, due 11/29/13	3,398,682

			14,076,249

		Banks: 8.5%
2,800,000		Abbey National Treasury Services PLC, 4.581%, due 07/02/08	2,800,890
2,900,000	L	Bank of America Corp., 6.000%, due 09/01/17	2,968,254
9,700,000		Bank of America NA, 5.040%, due 02/27/09	9,684,073
13,600,000		Bank of America NA, 5.271%, due 06/15/16	13,297,536
6,100,000	@@	Bank of Ireland, 4.951%, due 12/19/08	6,097,725
9,200,000		Barclays Bank PLC, 4.989%, due 03/17/08	9,201,969
2,900,000	@@,#	Barclays Bank PLC, 6.050%, due 12/04/17	2,927,501
11,990,000	@@,#, C	BNP Paribas, 5.186%, due 06/29/15	10,928,837
7,500,000		Calyon New York, 5.204%, due 01/16/09	7,490,888
4,700,000	@@,#, C	Commonwealth Bank of Australia, 6.024%, due 03/15/16	4,387,549
10,500,000	@@,C, L	Deutsche Bank AG, 6.000%, due 09/01/17	10,908,146
8,000,000		Dexia Credit Local, 4.795%, due 09/29/08	8,002,608
1,600,000	@@	DnB NORBank ASA, 5.073%, due 02/25/08	1,599,874
8,000,000		Fortis Bank SA, 4.780%, due 09/30/08	7,984,056
7,600,000		Fortis Bank SA, 4.790%, due 06/30/08	7,593,373
2,000,000	@@,#	Glitnir Banki HF, 5.679%, due 01/18/12	1,936,556
5,400,000		JPMorgan Chase Bank NA, 6.000%, due 10/01/17	5,501,984
8,300,000		Nordea Bank Finland PLC, 4.991%, due 05/28/08	8,302,341
DKK 51,628,214	@@	Nykredit Realkredit A/S, 5.000%, due 10/01/38	9,563,061
$2,850,000	#,C	Rabobank Capital Funding Trust, 5.254%, due 12/31/49	2,555,168
DKK 51,953,747	@@	Realkredit Danmark A/S, 5.000%, due 10/01/38	9,603,533
$1,500,000	@@,#, C	Resona Bank Ltd., 5.850%, due 09/29/49	1,396,707
5,300,000		Royal Bank of Scotland, 4.810%, due 03/26/08	5,298,452
5,300,000		Societe Generale, 4.815%, due 03/26/08	5,301,060
6,800,000	@@,#	Unicredit Luxembourg Finance SA, 5.143%, due 10/24/08	6,787,903
3,400,000	@@,#	VTB Capital (VNESHTORGBK), 5.494%, due 08/01/08	3,370,250
600,000		Wachovia Bank NA — Old, 4.924%, due 03/23/09	598,777

			166,089,071

		Building Materials: 0.2%
4,100,000	@@,#, C,L	C8 Capital SPV Ltd., 6.640%, due 12/31/49	3,898,506

			3,898,506

		Chemicals: 0.1%
22,000	@@	SigmaKalon Group BV, 5.900%, due 06/30/12	32,004
342,000	@@,I	SigmaKalon Group BV, 6.720%, due 06/30/12	497,522
900,000	@@	SigmaKalon Group BV, 7.220%, due 09/19/12	1,309,268
582,178	@@	SigmaKalon Group BV, 8.220%, due 09/19/13	846,919

			2,685,713

		Diversified Financial Services: 8.6%
5,000,000		American General Finance Corp., 6.900%, due 12/15/17	5,013,915
3,500,000		Bear Stearns Cos., Inc., 5.072%, due 08/21/09	3,371,680
15,200,000		Bear Stearns Cos., Inc., 5.494%, due 07/16/09	14,626,565
JPY 572,000,000		Citigroup, Inc., 0.800%, due 10/30/08	5,096,819
$900,000	S	Citigroup, Inc., 5.625%, due 08/27/12	912,607
13,800,000	L	Citigroup, Inc., 6.000%, due 08/15/17	14,104,883
7,200,000	C	Citigroup, Inc., 8.300%, due 12/21/57	7,539,509
2,000,000		Ford Motor Credit Co., 4.950%, due 01/15/08	1,997,660
900,000		Ford Motor Credit Co., 7.250%, due 10/25/11	780,162
JPY 24,000,000		General Electric Capital Corp., 0.550%, due 10/14/08	214,244
$26,900,000		General Electric Capital Corp., 5.065%, due 10/24/08	26,857,767
9,700,000		General Electric Capital Corp., 5.500%, due 09/05/67	13,770,435
700,000		General Motors Acceptance Corp., 5.850%, due 01/14/09	669,596
7,650,000		Goldman Sachs Group, Inc., 5.481%, due 07/23/09	7,645,617

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO Core Bond Portfolio
as of December 31, 2007 (continued)

Principal
Amount			Value

		Diversified Financial Services (continued)
$14,300,000		Goldman Sachs Group, Inc., 6.250%, due 09/01/17	$14,903,246
15,300,000	C	Goldman Sachs Group, Inc., 6.750%, due 10/01/37	15,037,972
3,000,000		JPMorgan Chase & Co., 6.000%, due 01/15/18	3,054,830
1,400,000		Lehman Brothers Holdings, Inc., 5.270%, due 10/22/08	1,390,147
6,800,000	L	Merrill Lynch & Co., Inc., 5.191%, due 10/23/08	6,709,635
8,700,000		Merrill Lynch & Co., Inc., 6.050%, due 08/15/12	8,875,853
500,000		Morgan Stanley, 5.006%, due 02/09/09	493,946
600,000	C	Morgan Stanley, 5.300%, due 03/01/13	599,158
5,800,000	@@,#, C,L	Santander Perpetual SA Unipersonal, 6.671%, due 10/24/17	5,825,949
3,300,000	I	SLM Corp., 3.810%, due 06/30/08	3,288,129
4,525,000	C	UBS Preferred Funding Trust V, 6.243%, due 05/15/49	4,363,896
1,200,000	#,C	ZFS Finance USA Trust IV, 5.875%, due 05/09/32	1,122,874

			168,267,094

		Electric: 0.2%
1,000,000	C,S	Entergy Gulf States, Inc., 3.600%, due 06/01/08	992,510
2,269,232	C,S	Midwest Generation, LLC, 8.300%, due 07/02/09	2,303,271
300,000	C	Ohio Power Co., 4.861%, due 04/05/10	297,529

			3,593,310

		Food: 0.2%
2,500,000		Kraft Foods, Inc., 6.125%, due 02/01/18	2,523,813
1,100,000		Kraft Foods, Inc., 6.875%, due 02/01/38	1,145,711

			3,669,524

		Forest Products & Paper: 0.0%
1,000,000	@@,C	Bowater Canada Finance, 7.950%, due 11/15/11	812,500

			812,500

		Healthcare — Services: 0.5%
7,146,000		HCA, Inc., 7.450%, due 11/14/13	6,895,590
27,491	I	Health Management Associates, Inc., 6.500%, due 02/28/14	25,723
2,062,009	I	Health Management Associates, Inc., 6.950%, due 01/16/14	1,929,410

			8,850,723

		Holding Companies — Diversified: 0.1%
839,013	@@	Nordic Telephone Co. APS, 6.680%, due 11/30/13	1,202,760
1,004,559	@@	Nordic Telephone Co. APS, 6.930%, due 11/30/14	1,447,176

			2,649,936

		Home Builders: 0.2%
5,000,000	C	Lennar Corp., 5.950%, due 10/17/11	4,231,790

			4,231,790

		Insurance: 1.1%
11,100,000	C,L	Allstate Corp., 6.125%, due 05/15/37	10,728,206
11,400,000		American International Group, Inc., 5.850%, due 01/16/18	11,496,262

			22,224,468

		Lodging: 0.1%
700,000	C	Mandalay Resort Group, 6.500%, due 07/31/09	703,500
800,000	C	Mirage Resorts, Inc., 6.750%, due 02/01/08	802,098

			1,505,598

		Media: 0.3%
200,000	C,W	Echostar DBS Corp., 5.750%, due 10/01/08	200,250
2,000,000	C	Echostar DBS Corp., 6.375%, due 10/01/11	1,981,000
1,977,500	@@	UPC Broadband Holding BV, 6.300%, due 12/31/14	2,736,809

			4,918,059

		Oil & Gas: 0.0%
500,000	@@,C, S	Conoco Funding Co., 6.350%, due 10/15/11	531,512

			531,512

		Packaging & Containers: 0.1%
2,200,000	#,C, L	Sealed Air Corp., 5.625%, due 07/15/13	2,199,551

			2,199,551

		Pipelines: 0.1%
625,000	C,S	El Paso Corp., 7.800%, due 08/01/31	637,411
1,300,000	#,S	Williams Cos., Inc., 6.375%, due 10/01/10	1,321,125

			1,958,536

		Real Estate: 0.2%
5,000,000	C	iStar Financial, Inc., 5.800%, due 03/15/11	4,482,360

			4,482,360

		Stock Funds: 2.0%
39,000,000		Intesa Funding, LLC, 4.550%, due 02/01/08	38,842,267

			38,842,267

		Telecommunications: 0.9%
450,000	C	AT&T Corp., 7.300%, due 11/15/11	487,989
1,900,000	C,S	AT&T, Inc., 4.125%, due 09/15/09	1,888,684

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO Core Bond Portfolio
as of December 31, 2007 (continued)

Principal
Amount			Value

		Telecommunications (continued)
$13,900,000	#,C	Bellsouth Corp., 4.240%, due 04/26/08	$13,851,642
200,000	C,L	Qwest Capital Funding, Inc., 7.250%, due 02/15/11	198,000
600,000	C	Qwest Communications International, Inc., 7.500%, due 02/15/14	601,500
950,000	C	Qwest Corp., 8.875%, due 03/15/12	1,021,250

			18,049,065

		Total Corporate Bonds/Notes (Cost $477,195,471)	477,999,053

U.S. GOVERNMENT AGENCY OBLIGATIONS: 87.3%

		Federal Home Loan Mortgage Corporation: 17.4%
88,699	C	3.500%, due 05/15/19	88,559
230,484	C	3.500%, due 07/15/32	221,984
597,987	C	4.000%, due 06/15/22	594,978
11,610,140		4.500%, due 07/01/14	11,524,303
3,967,166	C	4.500%, due 06/15/17	3,967,039
4,095,711	C	4.500%, due 10/15/19	4,097,942
5,982,073	C	4.500%, due 02/15/20	5,968,354
4,060,340	C	4.500%, due 05/15/24	4,045,214
6,237,913	C	4.500%, due 12/15/27	6,192,744
15,294,329		4.702%, due 06/01/35	15,629,118
397,919	C	5.000%, due 09/15/16	393,900
14,501,167	C	5.000%, due 12/15/23	14,533,649
3,685,102	C	5.000%, due 03/15/26	3,694,832
5,213,878	C	5.000%, due 05/15/26	5,243,884
8,700,000	C	5.000%, due 11/15/26	8,737,249
866,326		5.000%, due 08/01/35	845,958
1,248,397		5.000%, due 09/01/35	1,219,046
17,862,441	C	5.258%, due 02/15/19	17,774,734
6,155,382		5.313%, due 09/01/35	6,184,272
100,221	C	5.378%, due 12/15/29	100,288
800,352	C	5.500%, due 03/15/17	813,149
2,226,739		5.500%, due 09/01/19	2,256,094
1,128,853		5.500%, due 03/01/23	1,135,243
6,906,314		5.500%, due 05/01/35	6,895,815
6,000,000	W	5.500%, due 01/11/37	5,985,469
140,500,000	W	5.500%, due 02/12/37	140,126,832
304,097		5.500%, due 06/01/37	303,517
995,160		5.500%, due 09/01/37	993,261
119,332		5.885%, due 11/01/31	120,691
1,396,132		6.000%, due 01/01/22	1,427,282
1,847,745		6.000%, due 03/01/22	1,886,925
4,304,704		6.000%, due 10/01/22	4,395,982
6,819,393		6.000%, due 08/01/26	6,946,627
17,257,915		6.000%, due 09/01/27	17,569,528
15,500,000		6.000%, due 01/15/36	15,730,082
5,483,055		6.000%, due 06/01/37	5,565,796
2,926,020		6.000%, due 09/01/37	2,970,174
9,939,488		6.000%, due 11/01/37	10,089,477
1,678,537	C	6.063%, due 10/25/44	1,682,652
52,204		6.500%, due 07/01/19	54,159
980,628	C	6.500%, due 02/25/43	1,005,451
60,398	S	7.038%, due 06/01/24	62,249
1,910,611	S	7.292%, due 01/01/29	1,951,849
80,607	C	8.250%, due 08/15/21	80,362

			341,106,713

		Federal National Mortgage Corporation: 69.8%
3,103,831		4.000%, due 05/01/13	3,070,371
4,156,504		4.000%, due 09/01/13	4,111,695
6,038,770		4.000%, due 07/01/15	5,973,670
8,715,547		4.186%, due 11/01/34	8,799,940
94,959		4.500%, due 05/01/13	94,717
107,079		4.500%, due 07/01/13	106,806
7,356,977		4.500%, due 04/25/16	7,356,170
372,792		4.500%, due 04/25/17	372,491
2,720,636	S	4.539%, due 08/01/35	2,758,874
3,430,849		4.633%, due 10/01/35	3,425,795
6,022,278		4.689%, due 10/01/35	6,032,440
3,280,592		4.721%, due 10/01/35	3,299,215
6,163,631		4.731%, due 07/01/35	6,145,925
2,574,448		4.850%, due 02/01/34	2,558,060
3,639,443	S	4.991%, due 09/01/34	3,627,499
1,998,312		5.000%, due 11/01/12	2,012,019
169,114		5.000%, due 05/01/18	169,563
775,950		5.000%, due 12/01/18	778,011
37,075		5.000%, due 01/01/19	37,174
516,489		5.000%, due 02/01/19	517,774
124,416		5.000%, due 07/01/19	124,665
202,090		5.000%, due 07/25/19	201,938
422,688		5.000%, due 08/01/19	423,534
594,723		5.000%, due 10/01/19	595,913
594,914		5.000%, due 11/01/19	596,105
2,084,551		5.000%, due 12/01/19	2,088,723
59,000,000	W	5.000%, due 01/15/20	59,064,546
673,387		5.000%, due 02/01/20	674,152
398,478		5.000%, due 04/01/20	398,931
16,565,161		5.000%, due 08/01/20	16,584,005
1,111,979		5.000%, due 09/01/20	1,113,244
6,513,412		5.000%, due 10/01/20	6,520,821
3,048,019		5.000%, due 11/01/20	3,051,486
646,165		5.000%, due 02/01/22	646,976
393,406		5.000%, due 07/01/35	384,133
1,703,933	S	5.000%, due 08/01/35	1,663,770
2,292,363		5.000%, due 08/01/35	2,238,329
138,451		5.000%, due 09/01/35	135,187
5,000,000	W	5.000%, due 01/12/36	4,878,905
34,474,895		5.000%, due 02/01/36	33,662,285
46,000,000	W	5.000%, due 02/13/36	44,857,158
71,441,224		5.000%, due 03/01/36	69,757,279
96,305		5.500%, due 01/01/14	97,700
85,266		5.500%, due 12/01/14	86,461
18,782		5.500%, due 06/01/16	19,075
159,546		5.500%, due 03/01/17	161,983
146,712		5.500%, due 01/01/18	148,953
15,000,008		5.500%, due 04/01/22	15,196,963
1,639,199		5.500%, due 06/01/23	1,650,000
2,310,780		5.500%, due 02/01/24	2,326,006
147,348		5.500%, due 01/01/32	147,634
473,427		5.500%, due 10/01/32	474,344
1,163,219		5.500%, due 01/01/33	1,165,178
7,475,701		5.500%, due 02/01/33	7,483,015
16,212		5.500%, due 04/01/33	16,227
5,793,963	S	5.500%, due 05/01/33	5,799,166
1,358,902		5.500%, due 10/01/33	1,360,122
993,549		5.500%, due 11/01/33	994,440
1,022,198		5.500%, due 12/01/33	1,023,116
4,378,768	S	5.500%, due 12/01/33	4,382,701
3,151,478		5.500%, due 12/01/33	3,154,308
1,132,408		5.500%, due 01/01/34	1,132,961
4,985,485	S	5.500%, due 09/01/34	4,986,541
6,052,156		5.500%, due 09/01/34	6,053,437
896,792		5.500%, due 11/01/34	896,982
1,543,104	S	5.500%, due 11/01/34	1,543,431
1,313,858		5.500%, due 11/01/34	1,314,137
1,278,779	S	5.500%, due 11/01/34	1,279,050
1,624,377		5.500%, due 12/01/34	1,624,721
3,222,586		5.500%, due 01/01/35	3,222,616
14,361,374		5.500%, due 02/01/35	14,363,069
27,008,127	S	5.500%, due 02/01/35	27,013,845
4,655,107		5.500%, due 02/01/35	4,655,942
5,402,608		5.500%, due 03/01/35	5,401,145
1,175,417	S	5.500%, due 03/01/35	1,175,666
9,634,567		5.500%, due 03/01/35	9,634,858
3,775,803		5.500%, due 04/01/35	3,776,152
857,754		5.500%, due 05/01/35	857,365
8,986,683		5.500%, due 06/01/35	8,982,607
10,106,344		5.500%, due 07/01/35	10,101,761

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO Core Bond Portfolio
as of December 31, 2007 (continued)

Principal
Amount			Value

		Federal National Mortgage Corporation (continued)
$1,347,676	S	5.500%, due 07/01/35	$1,347,065
3,610,213		5.500%, due 07/01/35	3,609,433
26,257,541		5.500%, due 08/01/35	26,245,633
353,254		5.500%, due 09/01/35	353,094
1,652,561	S	5.500%, due 09/01/35	1,651,811
3,157,024		5.500%, due 09/01/35	3,155,593
2,787,244	S	5.500%, due 09/01/35	2,785,980
1,632,176		5.500%, due 09/01/35	1,631,437
25,325,246	S	5.500%, due 09/01/35	25,313,761
426,122		5.500%, due 10/01/35	425,928
330,762		5.500%, due 01/01/36	330,612
254,000,000	W	5.500%, due 01/12/36	253,722,124
35,702		5.500%, due 02/01/36	35,669
25,201,084		5.500%, due 03/01/36	25,189,656
1,673,336		5.500%, due 04/01/36	1,671,790
925,058		5.500%, due 05/01/36	924,203
109,775		5.500%, due 06/01/36	109,673
6,392,090		5.500%, due 01/01/37	6,385,887
6,000,000	W	5.500%, due 02/12/37	5,989,686
32,980,667		5.500%, due 03/01/37	32,950,194
102,506		5.620%, due 05/01/36	103,205
4,482,883	S	6.000%, due 06/01/22	4,580,176
475,561		6.000%, due 09/01/22	485,882
500,631		6.000%, due 10/01/22	511,496
1,008,192	S	6.000%, due 01/01/23	1,030,073
15,560,261		6.000%, due 12/01/26	15,851,492
17,274,984		6.000%, due 08/01/27	17,597,701
17,230,687		6.000%, due 09/01/27	17,552,577
17,339,542		6.000%, due 10/01/27	17,663,465
34,891,042		6.000%, due 11/01/27	35,542,849
2,108,583		6.000%, due 02/01/36	2,142,005
642,535		6.000%, due 05/01/36	652,719
400,787		6.000%, due 07/01/36	407,139
1,227,666		6.000%, due 08/01/36	1,247,124
1,551,000		6.000%, due 09/01/36	1,575,584
2,413,559		6.000%, due 10/01/36	2,451,736
20,902,044		6.000%, due 11/01/36	21,233,344
1,210,786		6.000%, due 12/01/36	1,229,977
156,000,000		6.000%, due 01/11/37	158,413,164
6,251,748		6.000%, due 03/01/37	6,349,996
13,324,542		6.000%, due 04/01/37	13,535,588
944,239		6.000%, due 05/01/37	959,078
8,525,013		6.000%, due 06/01/37	8,658,984
195,932		6.000%, due 07/01/37	199,011
8,175,599		6.000%, due 08/01/37	8,303,923
15,580,497		6.000%, due 09/01/37	15,823,861
71,569,678		6.000%, due 10/01/37	72,694,413
21,055,200		6.000%, due 11/01/37	21,386,087
3,000,300		6.000%, due 12/01/37	3,047,137
1,000,100		6.000%, due 01/01/38	1,015,660
745,160		6.063%, due 08/01/42	745,015
1,133,448		6.063%, due 10/01/44	1,138,226
780,284		6.341%, due 12/01/36	791,416
6,872		6.500%, due 11/01/15	7,123
114,935		6.500%, due 09/01/16	119,045
59,911		6.500%, due 02/01/17	62,030
9,798		6.500%, due 03/01/17	10,139
119,413		6.500%, due 04/01/17	123,566
1,012		6.500%, due 06/01/29	1,048
146,779		6.500%, due 04/01/32	151,764
39,500,000	W	6.500%, due 01/15/35	40,604,776
1,408,863		6.500%, due 09/01/36	1,448,592
22,791		6.500%, due 10/01/36	23,434
925,445		6.500%, due 01/01/37	951,542
3,977,276		6.500%, due 09/01/37	4,089,006
3,968,647		6.500%, due 10/01/37	4,080,134
3,742,763		6.500%, due 06/17/38	3,903,836

			1,368,939,339

		Government National Mortgage Association: 0.1%
424,647		5.625%, due 08/20/27	426,987
405,934		6.125%, due 10/20/29	410,564
392,311		6.375%, due 01/20/27	397,971
225,228		6.375%, due 05/20/29	228,491
195,123		6.375%, due 04/20/30	197,448

			1,661,461

		Total U.S. Government Agency Obligations (Cost $1,700,469,702)	1,711,707,513

U.S. TREASURY OBLIGATIONS: 0.2%

		Treasury Inflation Indexed Protected Securities: 0.2%
1,696,140	L	2.000%, due 01/15/14	1,752,459
210,528	L	2.375%, due 04/15/11	219,508
1,008,100	L	2.625%, due 07/15/17	1,088,039

		Total U.S. Treasury Obligations (Cost $2,922,732)	3,060,006

ASSET-BACKED SECURITIES: 2.4%

		Credit Card Asset-Backed Securities: 0.4%
1,800,000	C	American Express Credit Account Master Trust, 5.028%, due 01/18/11	1,799,757
2,300,000	C	American Express Credit Account Master Trust, 5.138%, due 09/15/10	2,300,608
4,500,000	C	Citibank Credit Card Issuance Trust, 5.343%, due 01/15/10	4,501,084

			8,601,449

		Home Equity Asset-Backed Securities: 0.4%
35,011	C	ACE Securities Corp., 4.935%, due 12/25/35	34,888
300,000	C	ACE Securities Corp., 5.015%, due 12/25/35	293,522
1,219,252	C	Argent Securities, Inc., 4.915%, due 10/25/36	1,196,987
43,754	C	Basic Asset-Backed Securities Trust, 4.945%, due 04/25/36	43,649
61,091	C	MASTR Asset-Backed Securities Trust, 4.925%, due 10/25/36	60,700
3,254,471	C	MASTR Asset-Backed Securities Trust, 4.915%, due 11/25/36	3,166,423
381,168	C	New Century Home Equity Loan Trust, 5.125%, due 06/25/35	344,771
1,783,057	C	Option One Mortgage Loan Trust, 4.915%, due 01/25/37	1,732,053
217,877	C	Renaissance Home Equity Loan Trust, 5.305%, due 08/25/33	214,801
381,906	C	Securitized Asset-Backed Receivables, LLC Trust, 4.945%, due 11/25/36	371,694

			7,459,488

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO Core Bond Portfolio
as of December 31, 2007 (continued)

Principal
Amount			Value

		Other Asset-Backed Securities: 1.6%
$2,027,453	C	Bear Stearns Asset-Backed Securities, Inc., 4.975%, due 11/25/36	$1,919,574
957,877	C	Bear Stearns Asset-Backed Securities, Inc., 4.945%, due 10/25/36	946,552
6,685,757	C	Bear Stearns Asset-Backed Securities, Inc., 5.563%, due 10/25/36	6,500,609
188,986	C	Citigroup Mortgage Loan Trust, Inc., 4.915%, due 11/25/36	187,566
3,113,829	C	Countrywide Asset-Backed Certificates, 4.915%, due 05/25/37	3,070,541
358,028	C	Credit-Based Asset Servicing and Securitization, LLC, 4.925%, due 11/25/36	350,786
354,383	C	First Franklin Mortgage Loan Asset-Backed Certificates, 4.915%, due 11/25/36	345,044
1,351,641	C	GSAMP Trust, 4.935%, due 12/25/36	1,315,401
313,953	C	Indymac Residential Asset-Backed Trust, 4.925%, due 04/25/37	307,251
2,532,618	C	Lehman XS Trust, 4.935%, due 05/25/46	2,513,790
1,553,665	C	Lehman XS Trust, 4.945%, due 07/25/46	1,540,939
284,280	C	Morgan Stanley Capital I, 4.905%, due 10/25/36	275,555
2,140,243	C	Securitized Asset-Backed Receivables, LLC Trust, 4.925%, due 12/25/36	2,010,163
2,200,000	C	Small Business Administration, 5.290%, due 12/01/27	2,226,876
127,930	C	Specialty Underwriting & Residential Finance, 4.925%, due 02/25/37	127,121
2,497,423	C	Specialty Underwriting & Residential Finance, 4.925%, due 01/25/38	2,432,578
4,305,494	C	Structured Asset Securities Corp., 4.915%, due 10/25/36	4,145,717

			30,216,063

		Total Asset-Backed Securities (Cost $47,222,828)	46,277,000

COLLATERALIZED MORTGAGE OBLIGATIONS: 6.6%
2,100,627	C	Adjustable Rate Mortgage Trust, 4.598%, due 05/25/35	2,088,403
2,603,445	C	American Home Mortgage Investment Trust, 4.390%, due 02/25/45	2,499,449
5,100,000	C	American Home Mortgage Investment Trust, 4.550%, due 02/25/44	5,012,253
808,814	@@,#, C	Arran Residential Mortgages Funding PLC, 5.252%, due 04/12/36	808,226
3,776,031	C,S	Banc of America Funding Corp., 4.111%, due 05/25/35	3,729,692
526,425	C	Banc of America Mortgage Securities, Inc., 3.994%, due 07/25/33	516,261
1,630,510	C	Banc of America Mortgage Securities, Inc., 5.000%, due 05/25/34	1,557,218
292,037	C	Bear Stearns Adjustable Rate Mortgage Trust, 4.609%, due 01/25/34	289,259
11,873,193	C	Bear Stearns Adjustable Rate Mortgage Trust, 4.625%, due 10/25/35	11,703,846
3,423,917	C	Bear Stearns Adjustable Rate Mortgage Trust, 4.750%, due 10/25/35	3,401,806
2,060,780	C,S	Bear Stearns Alternative-A Trust, 5.368%, due 05/25/35	2,037,255
1,653,563	C	Bear Stearns Alternative-A Trust, 5.527%, due 09/25/35	1,629,373
7,884,120	C	Bear Stearns Alternative-A Trust, 5.811%, due 11/25/36	7,775,106
4,744,510	#	Bear Stearns Structured Products, Inc., 4.989%, due 01/25/37	4,695,679
1,164,885	C	Citigroup Mortgage Loan Trust, Inc., 4.900%, due 10/25/35	1,158,513
5,952,942	C,I,	Countrywide Alternative Loan Trust, 0.135%, due 05/25/35 (Inverse Floater-Coupon floats inversely against 1-month LIBOR plus 5.000%)	101,670
801,935	C	Countrywide Alternative Loan Trust, 5.159%, due 11/20/35	794,356
1,166,475	C	Countrywide Home Loan Mortgage Pass-Through Trust, 5.185%, due 03/25/35	1,105,298
5,266,170	#,C,S	Countrywide Home Loan Mortgage Pass-Through Trust, 5.205%, due 06/25/35	5,154,094
746,860	C	Deutsche Alternative-A Securities, Inc. Alternate Loan Trust, 4.945%, due 02/25/37	732,886
1,077,059	C	Downey Savings & Loan Association Mortgage Loan Trust, 7.053%, due 07/19/44	1,090,867
932,297		Fannie Mae, 5.000%, due 01/25/17	935,319
298,526		Fannie Mae, 5.365%, due 03/25/17	301,631
409,623		Fannie Mae, 5.765%, due 04/25/32	413,767
533,974	X	Federal Housing Administration, 8.175%, due 03/01/27	545,151

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO Core Bond Portfolio
as of December 31, 2007 (continued)

Principal
Amount			Value

$1,272,000	C	First Horizon Alternative Mortgage Securities, 4.481%, due 03/25/35 (Inverse Floater-Coupon floats inversely against 1-month LIBOR plus 4.700%)	$1,266,286
62,761,439	C,I,	First Horizon Alternative Mortgage Securities, 6.258%, due 01/25/36	863,340
3,303,675	C	Freddie Mac, 6.263%, due 07/25/44	3,303,618
1,577,595	C	GMAC Mortgage Corp. Loan Trust, 5.500%, due 09/25/34	1,578,146
346,336	C	Greenpoint Mortgage Funding Trust, 4.945%, due 01/25/47	339,686
3,689,683	C	GSR Mortgage Loan Trust, 4.539%, due 09/25/35	3,662,236
82,011	C	GSR Mortgage Loan Trust, 6.000%, due 03/25/32	81,073
5,675,518	C	Harborview Mortgage Loan Trust, 5.155%, due 01/19/38	5,324,721
5,017,979	C	Harborview Mortgage Loan Trust, 5.205%, due 03/19/37	4,715,595
1,820,581	C	Merrill Lynch Mortgage Investors, Inc., 5.075%, due 02/25/36	1,753,409
621,835	C	MLCC Mortgage Investors, Inc., 5.115%, due 11/25/35	601,155
88,410	#,C	Nomura Asset Acceptance Corp., 7.000%, due 02/19/30	94,425
776,615	C,S	Residential Accredit Loans, Inc., 5.265%, due 03/25/33	763,004
1,473,298	C	Residential Accredit Loans, Inc., 6.148%, due 09/25/45	1,424,238
615,149	C	Residential Asset Securitization Trust, 5.265%, due 05/25/33	595,885
140,967	C	Sequoia Mortgage Trust, 5.299%, due 07/20/33	137,618
379,083	C	Structured Asset Mortgage Investments, Inc., 4.965%, due 09/25/47	376,022
4,587,074	C	Structured Asset Mortgage Investments, Inc., 5.085%, due 05/25/36	4,327,744
2,132,175	C	Structured Asset Mortgage Investments, Inc., 5.215%, due 07/19/35	2,025,497
3,065,447	C	Structured Asset Securities Corp., 5.000%, due 12/25/34	3,046,058
7,101,935	C	Thornburg Mortgage Securities Trust, 4.965%, due 03/25/37	7,024,799
5,787,063	C	Thornburg Mortgage Securities Trust, 4.975%, due 11/25/46	5,656,601
4,682,571	#	Wachovia Bank Commercial Mortgage Trust, 5.118%, due 09/15/21	4,645,545
987,831	C	Washington Mutual Mortgage Pass-Through Certificates, 5.175%, due 01/25/45	935,408
2,446,119	C,S	Washington Mutual Mortgage Pass-Through Certificates, 5.405%, due 12/25/27	2,340,379
434,009	C	Washington Mutual Mortgage Pass-Through Certificates, 5.483%, due 02/27/34	425,160
4,569,752	C	Washington Mutual Mortgage Pass-Through Certificates, 5.883%, due 08/25/46	4,363,043
323,518	C	Washington Mutual Mortgage Pass-Through Certificates, 5.883%, due 10/25/46	316,441
165,638	C	Washington Mutual Mortgage Pass-Through Certificates, 6.188%, due 06/25/42	158,338
141,262	C	Washington Mutual Mortgage Pass-Through Certificates, 6.188%, due 08/25/42	135,955
989,132	C	Wells Fargo Mortgage-Backed Securities Trust, 3.989%, due 12/25/34	979,670
5,900,000	C	Wells Fargo Mortgage-Backed Securities Trust, 4.323%, due 07/25/35	5,863,395
519,402	C	Wells Fargo Mortgage-Backed Securities Trust, 4.394%, due 05/25/35	512,857
643,088	C	Wells Fargo Mortgage-Backed Securities Trust, 4.500%, due 11/25/18	634,438

		Total Collateralized Mortgage Obligations (Cost $131,829,993)	130,349,163

MUNICIPAL BONDS: 0.2%

		Illinois: 0.1%
2,230,000	C	City of Chicago, 5.000%, due 01/01/35	2,297,435

			2,297,435

		Louisiana: 0.0%
870,000	C	Tobacco Settlement Financing Corp., 5.875%, due 05/15/39	835,679

			835,679

		Wisconsin: 0.1%
865,000	C,S	Badger TOB Asset Securitization Corp., 6.375%, due 06/01/32	876,695

			876,695

		Total Municipal Bonds (Cost $3,823,473)	4,009,809

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO Core Bond Portfolio
as of December 31, 2007 (continued)

Principal
Amount			Value

OTHER BONDS: 2.7%

		Foreign Government Bonds: 2.7%
$2,400,000	#	Export-Import Bank of China, 4.875%, due 07/21/15	2,353,366
BRL 32,600,000	L	Federative Republic of Brazil, 10.250%, due 01/10/28	17,673,596
JPY 300,000,000	L	Italy Government International Bond, 3.800%, due 03/27/08	2,702,371
EUR 500,000		Italy Government International Bond, 5.000%, due 05/01/08	733,173
JPY 340,000,000		Japan Bank for International Cooperation, 0.350%, due 03/19/08	3,040,844
MXN 151,000,000		Mexican Bonos, 9.000%, due 12/24/09	14,133,898
$750,000		Panama Government International Bond, 8.875%, due 09/30/27	978,750
BRL 16,300,000		Republic of Brazil, 12.500%, due 01/05/22	10,256,180
$975,000	L	Republic of South Africa, 5.875%, due 05/30/22	956,173
180,000		South Africa Government International Bond, 6.500%, due 06/02/14	190,800
100,000		Ukraine Government International Bond, 6.875%, due 03/04/11	102,170
200,000		Ukraine Government International Bond, 7.650%, due 06/11/13	211,960

		Total Other Bonds (Cost $55,049,811)	53,333,281

No. of
Contracts	Value

POSITIONS IN PURCHASED OPTIONS: 1.5%

Options on Exchange-Traded Futures Contracts

620	Call Option CME
	90-Day Eurodollar Future 03/08 Strike @ $95.25-Exp 03/17/08	813,750
560	Put Option CME
	90-Day Eurodollar Future 03/08 Strike @ $91.50-Exp 03/17/08	—
420	Put Option CME
	90-Day Eurodollar Future 03/08 Strike @ $91.75-Exp 03/17/08	—
4,582	Put Option CME
	90-Day Eurodollar Future 03/08 Strike @ $92.75-Exp 03/17/08	—
600	Put Option CME
	90-Day Eurodollar Future 03/08 Strike @ $93.00-Exp 03/17/08	—
1319	Put Option CME
	90-Day Eurodollar Future 06/08 Strike @ $92.50-Exp 06/16/08	—
772	Put Option CME
	90-Day Eurodollar Future 09/08 Strike @ $92.25-Exp 09/15/08	—

Notional
Amount			Value

Fixed Income Options

USD 81,000,000	I	Call Option OTC — Merrill Lynch FNMA 5.000% 30-Year February TBA Strike @ $103.750-Exp 02/05/08	$24,381

Foreign Currency Options

USD 6,300,000	I	Call Option OTC — Citibank USD vs JPY Strike @ 121-Exp 01/18/08	4,870
USD 11,400,000	I	Call Option OTC — Credit Suisse USD vs JPY Strike @ 104-Exp 03/17/10	593,370
USD 2,100,000	I	Call Option OTC — JPMorgan Chase USD vs JPY Strike @ 104-Exp 03/17/10	109,305
USD 11,400,000	I	Put Option OTC — Credit Suisse USD vs JPY Strike @ 104-Exp 03/17/10	522,679
USD 2,100,000	I	Put Option OTC — JPMorgan Chase USD vs JPY Strike @ 104-Exp 03/17/10	96,283

Interest Rate Swaptions

USD 46,800,000	I	Call Swaption OTC — Barclay’s Bank PLC 3 Month USD-LIBOR — Fund Pays Floating Strike @ 4.750%-Exp 02/01/08	357,627
USD 46,800,000	I	Call Swaption OTC — The Royal Bank of Scotland PLC 3 Month USD-LIBOR — Fund Pays Floating Strike @ 5.000%-Exp 02/01/08	1,105,905
USD 853,300,000	I	Call Swaption OTC — The Royal Bank of Scotland PLC 3 Month USD-LIBOR — Fund Pays Floating Strike @ 4.750%-Exp 03/31/08	17,450,318
USD 119,000,000	I	Call Swaption OTC — Lehman Brothers Special Financing Inc. 3 Month USD-LIBOR — Fund Pays Floating Strike @ 4.750%-Exp 09/26/08	2,522,906

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO Core Bond Portfolio
as of December 31, 2007 (continued)

Notional
Amount			Value

Interest Rate Swaptions (continued)
USD 96,100,000	I	Call Swaption OTC — The Royal Bank of Scotland PLC 3 Month USD-LIBOR — Fund Pays Floating Strike @ 4.750%-Exp 09/26/08	$2,037,406
USD 39,000,000	I	Call Swaption OTC — The Royal Bank of Scotland PLC 3-month USD-LIBOR — Fund Pays Floating Strike @ 4.750%-Exp 12/15/08	804,866
USD 81,000,000	I	Call Swaption OTC — The Royal Bank of Scotland PLC 3-Month USD-LIBOR — Fund Pays Floating Strike @ 5.000%-Exp 12/15/08	1,978,930
USD 46,000,000	I	Call Swaption OTC — Barclays Bank PLC 3-Month USD-LIBOR — Fund Pays Floating Strike @ 5.200%-Exp 02/02/09	1,236,996

		Total Positions in Purchased Options: (Cost $8,798,720)	$29,659,591

		Total Long-Term Investments (Cost $2,427,312,730)	2,456,395,417

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 12.3%

		Commercial Paper: 2.5%
$1,600,000	#	American International Group, Inc., 4.884%, due 06/23/08	$1,601,010
2,800,000		Lehman Brothers Holdings, Inc., 4.905%, due 11/24/08	2,757,166
7,600,000		Societe Generale, 4.794%, due 06/30/08	7,602,394
36,700,000		Swedbank AB, 4.950%, due 01/24/08	36,577,124

		Total Commercial Paper (Cost $48,537,694)	48,537,694

		U.S. Government Agency Obligations: 6.7%
7,575,000	Z	Fannie Mae, 4.050%, due 03/06/08	7,519,990
16,445,000	Z	Fannie Mae, 4.080%, due 03/26/08	16,288,246
83,000,000	Z	Fannie Mae, 4.280%, due 01/11/08	82,891,707
13,000,000	Z	Federal Home Loan Bank, 4.260%, due 01/11/08	12,983,118
2,500,000	Z	Freddie Mac, 4.150%, due 01/28/08	2,491,958
9,947,000	Z	Freddie Mac, 4.190%, due 01/07/08	9,938,904

		Total U.S. Government Agency Obligations (Cost $132,113,923)	132,113,923

		U.S. Treasury Bills: 0.0%
500,000		3.107%, due 02/28/08	497,710

		Total U.S. Treasury Bills (Cost $497,710)	497,710

		Securities Lending CollateralCC: 3.1%
59,689,502		Bank of New York Mellon Corp. Institutional Cash Reserves	59,689,502

		Total Securities Lending Collateral (Cost $59,689,502)	59,689,502

		Total Short-Term Investments (Cost $240,838,829)	240,838,829

	Total Investments in Securities
	(Cost $2,668,151,559)*	137.6%	$2,697,234,246
	Other Assets and Liabilities - Net	(37.6)	(737,200,503)

	Net Assets	100.0%	$1,960,033,743

@@	Foreign Issuer
MASTR	Mortgage Asset Securitization Transaction, Inc.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
cc	Securities purchased with cash collateral for securities loaned.
W	When-issued or delayed delivery security
I	Illiquid security
S	All or a portion of this security is segregated for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
L	Loaned security, a portion or all of the security is on loan at December 31, 2007.
ˆ	Interest Only (IO) Security
X	Fair value determined by ING Funds Valuation Committee appointed by the Portfolio’s Board of Trustees.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
BRL	Brazilian Real
DKK	Danish Krone
EUR	EU Euro
JPY	Japanese Yen
MXN	Mexican Peso

*	Cost for federal income tax purposes is $2,668,876,223.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$41,838,571
Gross Unrealized Depreciation	(13,480,548)

Net Unrealized Appreciation	$28,358,023

The following sale commitment was held by PIMCO Core Bond at December 31, 2007:

Principal
Amount	Description		Market Value
$(11,400,000)	W	United States Treasury Note, 3.125%, due 11/30/09	$(11,416,039)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO Core Bond Portfolio
as of December 31, 2007 (continued)

At December 31, 2007 the following forward currency contracts were outstanding for the ING PIMCO Core Bond Portfolio:

			In		Unrealized
		Settlement	Exchange		Appreciation/
Currency	Buy/Sell	Date	For	Value	(Depreciation)
			USD

Brazil Real BRL 52,090,570	Buy	3/4/08	26,058,314	28,987,283	$2,928,969
Brazil Real BRL 1,885,470	Buy	7/2/08	1,020,000	1,031,580	11,580
Brazil Real BRL 1,809,745	Buy	3/4/08	1,015,000	1,007,084	(7,916)
India Rupees INR 45,025,420	Buy	8/12/08	1,133,000	1,133,143	143
India Rupees INR 47,869,620	Buy	8/12/08	1,207,000	1,204,722	(2,278)
India Rupees INR 10,187,275	Buy	8/12/08	257,515	256,380	(1,134)
India Rupees INR 8,808,500	Buy	8/12/08	223,000	221,681	(1,319)
Korea (South) Won KRW 329,598,890	Buy	5/30/08	353,495	354,641	1,146
Korea (South) Won KRW 328,337,110	Buy	5/30/08	351,878	353,284	1,406
Korea (South) Won KRW 3,929,018,000	Buy	8/4/08	4,243,000	4,231,348	(11,652)
Korea (South) Won KRW 4,835,832,073	Buy	8/4/08	5,230,754	5,207,939	(22,815)
Korea (South) Won KRW 2,401,835,641	Buy	8/4/08	2,607,573	2,586,652	(20,921)
Korea (South) Won KRW 931,464,000	Buy	1/30/08	1,020,000	997,552	(22,448)
Korea (South) Won KRW 830,903,600	Buy	1/30/08	916,000	889,857	(26,143)
Korea (South) Won KRW 234,781,000	Buy	5/30/08	260,289	252,619	(7,670)
Mexico Pesos MXN 132,646,767	Buy	7/10/08	11,793,969	11,974,107	180,139
Mexico Pesos MXN 7,769,664	Buy	7/10/08	692,052	701,372	9,321
Mexico Pesos MXN 11,223,060	Buy	7/10/08	1,020,000	1,013,113	(6,887)
Mexico Pesos MXN 11,044,668	Buy	3/13/08	1,021,000	1,006,785	(14,215)
Mexico Pesos MXN 2,876,000	Buy	7/10/08	260,307	259,618	(689)
Poland Zlotych PLN 33,384,660	Buy	7/10/08	12,155,347	13,494,967	1,339,621
Poland Zlotych PLN 2,657,508	Buy	7/10/08	1,020,000	1,074,235	54,235
Poland Zlotych PLN 2,613,085	Buy	3/13/08	1,039,000	1,060,863	21,863
Poland Zlotych PLN 890,000	Buy	3/13/08	355,772	361,323	5,551
Russia Rubles RUB 329,968,500	Buy	7/10/08	13,088,794	13,407,794	319,000
Russia Rubles RUB 25,510,200	Buy	7/10/08	1,020,000	1,036,570	16,570
Russia Rubles RUB 26,479,130	Buy	1/11/08	1,069,000	1,079,052	10,052
Russia Rubles RUB 11,360,000	Buy	11/19/08	457,972	461,597	3,625
Singapore Dollars SGD 7,230,226	Buy	5/22/08	4,832,070	5,064,694	232,624
Singapore Dollars SGD 7,211,893	Buy	5/22/08	4,822,718	5,051,851	229,133
Singapore Dollars SGD 3,886,495	Buy	5/22/08	2,616,111	2,722,447	106,336
Singapore Dollars SGD 1,470,097	Buy	2/20/08	1,014,000	1,024,923	10,923
Singapore Dollars SGD 1,319,956	Buy	2/20/08	916,000	920,247	4,247
Singapore Dollars SGD 372,000	Buy	2/20/08	260,351	259,351	(1,000)
South Africa Rand ZAR 1,762,000	Buy	7/10/08	260,266	248,984	(11,282)

					$5,328,115

Australia Dollars AUD 594,300	Sell	2/7/08	508,335	520,677	$(12,342)
Denmark Kroner DKK 99,149,000	Sell	3/6/08	19,525,976	19,453,812	72,164
EURO EUR 15,987,000	Sell	1/17/08	23,417,917	23,381,389	36,529
EURO EUR 368,000	Sell	1/17/08	542,025	538,209	3,816
British Pound Sterling GBP 5,501,000	Sell	1/31/08	11,106,381	10,940,246	166,135
British Pound Sterling GBP 6,465,000	Sell	1/31/08	12,996,751	12,857,424	139,327
British Pound Sterling GBP 1,503,000	Sell	1/31/08	2,983,906	2,989,127	(5,222)
Japanese Yen JPY 1,116,955,000	Sell	2/7/08	10,062,748	10,041,087	21,661
Mexico Pesos MXN 3,248,668	Sell	3/13/08	293,798	296,135	(2,337)
New Zealand Dollars NZD 800,000	Sell	1/4/08	623,970	615,341	8,630
Poland Zlotych PLN 224,892	Sell	3/13/08	90,000	91,302	(1,302)
Poland Zlotych PLN 3,306,732	Sell	7/10/08	1,320,000	1,336,669	(16,669)
Poland Zlotych PLN 3,295,052	Sell	7/10/08	1,323,421	1,331,948	(8,527)
Poland Zlotych PLN 235,193	Sell	3/13/08	94,859	95,484	(625)
Poland Zlotych PLN 320,000	Sell	3/13/08	128,965	129,914	(949)
Poland Zlotych PLN 319,360	Sell	3/13/08	128,525	129,654	(1,129)
Poland Zlotych PLN 589,640	Sell	3/13/08	237,738	239,383	(1,645)
Poland Zlotych PLN 3,455,000	Sell	7/10/08	1,378,141	1,396,603	(18,462)
Poland Zlotych PLN 4,842,384	Sell	7/10/08	1,929,775	1,957,420	(27,646)
Poland Zlotych PLN 4,838,000	Sell	7/10/08	1,929,643	1,955,648	(26,006)
Poland Zlotych PLN 924,000	Sell	3/13/08	369,541	375,127	(5,586)
Poland Zlotych PLN 890,000	Sell	3/13/08	356,043	361,323	(5,281)
Poland Zlotych PLN 3,457,000	Sell	7/10/08	1,378,114	1,397,411	(19,297)
Poland Zlotych PLN 7,526,000	Sell	7/10/08	3,016,312	3,042,209	(25,897)
Poland Zlotych PLN 4,432,000	Sell	7/10/08	1,777,600	1,791,532	(13,933)
Poland Zlotych PLN 890,000	Sell	7/10/08	354,337	359,762	(5,425)
Russia Rubles RUB 2,024,130	Sell	1/11/08	82,449	82,485	(36)
Russia Rubles RUB 1,533,000	Sell	1/11/08	62,419	62,471	(53)
Russia Rubles RUB 5,783,000	Sell	1/11/08	235,560	235,663	(103)
Russia Rubles RUB 5,779,000	Sell	1/11/08	235,541	235,500	41
Russia Rubles RUB 40,959,700	Sell	7/10/08	1,658,287	1,664,338	(6,051)
Russia Rubles RUB 11,360,000	Sell	1/11/08	463,484	462,932	552

					$244,332

ING PIMCO Core Bond Portfolio Open Futures Contracts on December 31, 2007:

		Notional		Unrealized
	Number	Market	Expiration	Appreciation/
Contract Description	of Contracts	Value ($)	Date	(Depreciation)

Long Contracts
90-Day Eurodollar	5,535	1,331,928,563	06/16/08	$13,621,118
90-Day Eurodollar	338	81,550,950	09/15/08	1,525,335
90-Day Eurodollar	1,026	247,855,950	12/15/08	3,574,146
90-Day Eurodollar	363	87,691,725	03/16/09	799,124
90-Day Eurodollar	308	74,312,700	06/15/09	1,313,344
90-Day Eurodollar	319	76,839,125	09/14/09	1,282,484
90-Day Eurodollar	230	55,303,500	12/14/09	987,658
90-Day Eurodollar	230	55,214,375	03/15/10	911,950

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO Core Bond Portfolio
as of December 31, 2007 (continued)

Open Futures Contracts (continued)

		Notional		Unrealized
	Number	Market	Expiration	Appreciation/
Contract Description	of Contracts	Value ($)	Date	(Depreciation)

90-Day Sterling	258	60,614,798	03/19/08	282,812
90-Day Sterling	179	42,192,526	06/18/08	245,963
90-Day Sterling	111	26,230,368	09/17/08	328,867
90-Day Sterling	37	8,759,107	12/17/08	91,872
90-Day Sterling	107	25,354,352	03/18/09	291,903
90-Day Sterling	31	7,344,882	06/17/09	84,092
U.S. Treasury 10-Year Note	356	40,367,064	03/19/08	293,016

				$25,633,684

Short Contracts
U.S. Treasury 2-Year Note	258	(54,244,500)	03/31/08	$(188,854)
U.S. Treasury 5-Year Note	425	(46,869,531)	03/31/08	(212,297)

				$(401,151)

Open Futures Contracts (continued)

ING PIMCO Core Bond Portfolio Written Options Open on December 31, 2007:

Options on Exchange-Traded Futures Contracts

	Exercise	Expiration	# of	Premium
Description/Name of Issuer	Price	Date	Contracts	Received	Value

Call Option CBOT US Treasury 5-Year Note Future 03/08	USD 111	02/22/08	114	$69,098	$(81,938)
Call Option CBOT US Treasury 10-Year Note Future 03/08	USD 111	02/22/08	40	16,745	(113,750)
Call Option CBOT US Treasury 10-Year Note Future 03/08	USD 112	02/22/08	45	36,416	(96,328)
Call Option CBOT US Treasury 10-Year Note Future 03/08	USD 114	02/22/08	213	175,511	(239,625)
Put Option CBOT US Treasury 5-Year Note Future 03/08	USD 109	02/22/08	114	81,567	(49,875)
Put Option CBOT US Treasury 10-Year Note Future 03/08	USD 110	02/22/08	213	116,764	(53,250)

				$496,102	$(634,766)

Written Options (continued)

Interest Rate Swaptions

		Floating Rate Index/	Pay/Receive	Exercise	Expiration		Notional	Premium
Description	Counterparty	Underlying Reference Entity	Floating	Rate	Date		Amount	Received	Value

Call — OTC Interest Rate Swap	Barclays Bank PLC, London	3-month USD-LIBOR	Receive	4.900%	02/01/08	USD	10,300,000	$128,235	$(345,480)
Call — OTC Interest Rate Swap	Barclays Bank PLC, London	3-month USD-LIBOR	Receive	5.450%	02/02/09	USD	20,000,000	343,900	(1,030,795)
Call — OTC Interest Rate Swap	Lehman Brothers Special Financing, Inc.	3-month USD-LIBOR	Receive	4.950%	09/26/08	USD	52,000,000	428,206	(1,926,341)
Call — OTC Interest Rate Swap	The Royal Bank of Scotland PLC	3-month USD-LIBOR	Receive	5.100%	02/01/08	USD	20,300,000	243,600	(857,966)
Call — OTC Interest Rate Swap	The Royal Bank of Scotland PLC	3-month USD-LIBOR	Receive	4.900%	03/31/08	USD	341,500,000	4,533,413	(12,060,202)
Call — OTC Interest Rate Swap	The Royal Bank of Scotland PLC	3-month USD-LIBOR	Receive	4.950%	03/31/08	USD	29,000,000	356,700	(1,079,900)
Call — OTC Interest Rate Swap	The Royal Bank of Scotland PLC	3-month USD-LIBOR	Receive	4.950%	09/26/08	USD	41,800,000	342,760	(1,548,481)
Call — OTC Interest Rate Swap	The Royal Bank of Scotland PLC	3-month USD LIBOR	Receive	5.000%	12/15/08	USD	13,000,000	133,900	(518,615)
Call — OTC Interest Rate Swap	The Royal Bank of Scotland PLC	3-month USD-LIBOR	Receive	5.200%	12/15/08	USD	27,000,000	226,225	(1,292,837)

								$6,736,939	$(20,660,617)

ING PIMCO Core Bond Portfolio Credit Default Swap Agreements Outstanding on December 31, 2007:

								Unrealized
			Buy/Sell	(Pay)/Receive	Termination		Notional	Appreciation/
Counterparty	Reference Entity/Obligation		Protection	Fixed Rate (%)	Date		Amount	(Depreciation)

Deutsche Bank AG	ABX.HE.A.06-1 Index		Sell	0.540	07/25/45	USD	1,200,000	$(387,000)
Goldman Sachs International	ABX.HE.A.06-1 Index	I	Buy	(0.540)	07/25/45	USD	1,000,000	391,250
Lehman Brothers Special Financing Inc.	ABX.HE.A.06-1 Index	I	Buy	(0.540)	07/25/45	USD	2,600,000	1,017,250
Merrill Lynch International	ABX.HE.A.06-1 Index		Sell	0.540	07/25/45	USD	1,200,000	(384,000)
UBS AG	ABX.HE.A.06-1 Index		Sell	0.540	07/25/45	USD	1,200,000	(387,000)
Morgan Stanley Capital Services Inc.	Allstate Corp. (The) 6.125%, 02/15/12		Buy	(0.260)	12/20/08	USD	1,800,000	(1,407)
Lehman Brothers Special Financing Inc.	American International Group 5.600%, 10/18/16		Sell	0.055	03/20/08	USD	7,600,000	(9,916)
Goldman Sachs International	Avebury Finance CDO PLC, Series 1A, Class C, 6.750%, 01/08/51	I	Buy	(2.300)	01/08/51	USD	2,600,000	2,230,020
JPMorgan Chase Bank, N.A	Capital One Financial Corp. 8.750%, 02/01/07*	I	Buy	(1.350)	12/20/08	USD	100,000	973
ABN AMRO Bank N.V., London	Carnival Corp. 6.150%, 04/15/08		Buy	(0.480)	12/20/08	USD	100,000	(320)
Lehman Brothers Special Financing Inc.	CDX NA.HY.7 Index	I	Buy	(3.250)	12/20/11	USD	2,475,000	125,591
Citibank N.A., New York	CDX.NA.HY.8 Index (35-100% Tranche)		Sell	0.355	06/20/12	USD	6,000,000	(113,600)
Morgan Stanley Capital Services Inc.	CDX.NA.IG.5 Index (10-15% Tranche)		Sell	0.458	12/20/15	USD	14,500,000	(604,098)
Deutsche Bank AG	CDX.NA.IG.7 Index	I	Buy	(0.400)	12/20/11	USD	30,800,000	585,618
Goldman Sachs International	CDX.NA.IG.7 Index		Sell	0.650	12/20/16	USD	56,200,000	(779,934)
Lehman Brothers Special Financing Inc.	Costco Wholesale Corp. 5.500%, 03/15/07*		Buy	(0.240)	12/20/08	USD	300,000	(577)
Citibank N.A., New York	Eaton Corp. 5.750%, 07/15/12		Buy	(0.280)	12/20/08	USD	1,400,000	(1,542)
Barclays Bank PLC, London	Eli Lilly & Co Inc 6.000%, 03/15/12		Buy	(0.160)	12/20/08	USD	1,500,000	(1,769)
Morgan Stanley Capital Services Inc.	Emerson Electric Co. 4.625%, 10/15/12		Buy	(0.210)	12/20/08	USD	1,100,000	(1,317)
Credit Suisse First Boston Intl.	Federated Dept Stores, Inc. 6.625%, 04/01/11	I	Buy	(0.410)	12/20/08	USD	300,000	586
Barclays Bank PLC, London	Fedex Corp. 7.250%, 02/15/11		Buy	(0.290)	12/20/08	USD	1,100,000	(631)
Barclays Bank PLC	Ford Motor Credit Co. 7.000%, 10/01/13		Sell	5.650	09/20/12	USD	700,000	(27,623)
Goldman Sachs International	Ford Motor Credit Co. 7.000%, 10/01/13		Sell	3.850	09/20/12	USD	200,000	(18,546)
JPMorgan Chase Bank, N.A.	Furlong CDO, Series 2006-1A, Class A3, Floating Rate Bond 10/11/46	I	Buy	(2.580)	10/11/46	USD	2,500,000	1,851,950
Merrill Lynch International	Gannett Co., Inc. 6.375%, 04/01/12	I	Buy	(0.220)	12/20/08	USD	400,000	116
Barclays Bank PLC	GAZ Capital (GAZPROM) LPN 8.625%, 04/28/34		Sell	1.600	12/20/12	USD	5,900,000	(23,052)
Credit Suisse International	GAZ Capital (GAZPROM) LPN 8.625%, 04/28/34		Sell	1.000	11/20/08	USD	1,000,000	(2,834)
HSBC Bank, U.S.A., N.A.	GAZ Capital (GAZPROM) LPN 8.625%, 04/28/34		Sell	1.250	12/20/08	USD	3,300,000	(990)
Barclays Bank PLC	General Electric Capital Corp. 6.000%, 06/15/12	I	Sell	0.620	03/20/11	USD	5,700,000	10,749
Barclays Bank PLC	General Electric Capital Corp. 6.000%, 06/15/12		Sell	0.640	12/20/12	USD	5,700,000	(215)
Deutsche Bank AG	Glitnir Banki HF Floating Rate Note, 01/18/12	I	Buy	(0.365)	03/20/12	USD	2,000,000	123,588
Barclays Bank PLC	GMAC LLC 6.875%, 08/28/12		Sell	3.650	09/20/12	USD	1,000,000	(115,745)
Barclays Bank PLC	GMAC LLC 6.875%, 08/28/12		Sell	4.800	09/20/12	USD	1,300,000	(107,068)
Goldman Sachs International	GMAC LLC 6.875%, 08/28/12		Sell	3.200	09/20/12	USD	1,100,000	(141,690)
Lehman Brothers Special Financing Inc.	GMAC LLC 6.875%, 08/28/12		Sell	6.800	12/20/08	USD	300,000	(2,351)
Deutsche Bank AG	Goodrich Corp. 6.290%, 07/01/16		Buy	(0.510)	09/20/16	USD	1,600,000	(19,168)
Credit Suisse First Boston Intl.	Goodrich Corp. 7.625%, 12/15/12		Buy	(0.900)	12/20/08	USD	300,000	(2,343)
Lehman Brothers Special Financing Inc.	Goodrich Corp. 7.625%, 12/15/12		Buy	(0.970)	12/20/08	USD	600,000	(5,092)
Merrill Lynch International	Ingersoll-Rand Company 6.480%, 06/01/25		Buy	(0.320)	12/20/08	USD	800,000	(1,335)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO Core Bond Portfolio
as of December 31, 2007 (continued)

								Unrealized
			Buy/Sell	(Pay)/Receive	Termination		Notional	Appreciation/
Counterparty	Reference Entity/Obligation		Protection	Fixed Rate (%)	Date		Amount	(Depreciation)

Goldman Sachs International	Ipswich Street CDO Ltd, Series 2006-1A, Class C, Floating Rate Bond 08/04/46	I	Buy	(1.950)	08/04/46	USD	5,000,000	$3,573,900
Barclays Bank PLC	iStar Financial Inc. 5.800%, 03/15/11	I	Buy	(0.365)	03/20/11	USD	5,000,000	549,953
Deutsche Bank AG	iTraxx Europe HiVol Series 6	I	Buy	(0.850)	12/20/16	EUR	20,000,000	339,173
Goldman Sachs International	iTraxx Europe HiVol Series 6	I	Buy	(0.850)	12/20/16	EUR	200,000	2,553
BNP Paribas	iTraxx Europe HiVol Series 6	I	Buy	(0.850)	12/20/16	EUR	5,000,000	65,673
Lehman Brothers Special Financing Inc.	Johnson & Johnson 3.800%, 05/15/13		Buy	(0.110)	12/20/08	USD	1,500,000	(778)
Barclays Bank PLC	Lehman Brothers Holdings 6.625%, 01/18/12		Sell	0.190	09/20/08	USD	11,000,000	(110,622)
Deutsche Bank AG	Lennar Corp. 5.950%, 10/17/11	I	Buy	(0.660)	12/20/11	USD	5,000,000	841,028
Credit Suisse First Boston Intl.	Lockheed Martin Corp. 8.200%, 12/01/09		Buy	(0.440)	12/20/08	USD	300,000	(1,056)
Lehman Brothers Special Financing Inc.	Lockheed Martin Corp. 8.200%, 12/01/09		Buy	(0.530)	12/20/08	USD	600,000	(2,635)
Lehman Brothers Special Financing Inc.	Masco Corp. 5.875% 07/15/12	I	Buy	(0.300)	12/20/08	USD	700,000	8,020
Credit Suisse International	Midori CDO LTD, Series 2006-1A, Class C, Floating Rate, 02/15/47	I	Buy	(2.310)	02/15/47	USD	5,000,000	4,500,502
Lehman Brothers Special Financing Inc.	Northrop Grumman Corp. 7.125% 02/15/11		Buy	(0.480)	12/20/08	USD	600,000	(2,440)
UBS AG, London	Northrop Grumman Space & Mission Systems Corp. 7.125%, 06/01/09		Buy	(0.290)	12/20/08	USD	100,000	(225)
Lehman Brothers Special Financing Inc.	RadioShack Corp. 7.375% 05/15/11	I	Buy	(0.350)	12/20/08	USD	700,000	3,068
The Royal Bank of Scotland PLC	Republic of Indonesia 6.750%, 03/10/14		Sell	0.400	12/20/08	USD	700,000	(3,067)
The Royal Bank of Scotland PLC	Republic of Indonesia 6.750%, 03/10/14		Sell	0.450	06/20/09	USD	2,000,000	(13,610)
Lehman Brothers Special Financing Inc.	Republic of Turkey 11.875% 01/15/30		Buy	(2.260)	09/20/10	USD	100,000	(3,060)
Lehman Brothers Special Financing Inc.	Republic of Turkey 11.875% 01/15/30		Buy	(2.110)	10/20/10	USD	500,000	(13,509)
Morgan Stanley Capital Services Inc.	Republic of Turkey 11.875% 01/15/30		Buy	(2.200)	10/20/10	USD	300,000	(8,815)
Citibank N.A., New York	Reynolds American Inc. 7.625%, 06/01/16	I	Sell	1.280	06/20/17	USD	2,600,000	43,842
Morgan Stanley Capital Services Inc.	Sealed Air Corp. 144A 5.625%, 07/15/13	I	Buy	(0.580)	09/20/13	USD	2,200,000	23,068
Lehman Brothers Special Financing Inc.	The Home Depot, Inc. 5.375%, 04/01/06*	I	Buy	(0.120)	12/20/08	USD	1,500,000	6,556
Merrill Lynch International	Topanga CDO, Ltd. 2006-2A Floating Rate, 12/10/46	I	Buy	(2.030)	12/10/46	USD	2,223,794	2,001,637
Barclays Bank PLC	Ukraine Government 7.650%, 06/11/13		Sell	0.710	12/20/08	USD	600,000	(2,030)
Deutsche Bank AG	Ukraine Government 7.650%, 06/11/13		Sell	0.720	12/20/08	USD	400,000	(1,315)
Credit Suisse First Boston Intl.	Wal-Mart Stores, Inc. 4.550%, 05/01/13		Buy	(0.150)	12/20/08	USD	300,000	(195)
Citibank N.A., New York	Wal-Mart Stores, Inc. 6.875%, 08/10/09		Buy	(0.140)	12/20/08	USD	200,000	(111)
Lehman Brothers Special Financing Inc.	Wal-Mart Stores, Inc. 6.875%, 08/10/09		Buy	(0.140)	12/20/08	USD	2,300,000	(1,271)
Barclays Bank PLC, London	Walt Disney Company (The) 6.375%, 03/01/12		Buy	(0.670)	12/20/08	USD	900,000	(4,269)
Credit Suisse First Boston Intl.	Walt Disney Company (The) 6.375%, 03/01/12		Buy	(0.530)	12/20/08	USD	300,000	(1,017)
UBS AG	Weyerhaeuser Co. 6.750%, 03/15/12	I	Buy	(0.960)	06/20/17	USD	2,400,000	36,616
Lehman Brothers Special Financing Inc.	Whirlpool Corp. 8.600%, 05/01/10		Buy	(0.290)	12/20/08	USD	700,000	(951)

								$15,021,141

*	In the event of a default, if this bond is no longer available an equivalent bond will be delivered.

ING PIMCO Core Bond Portfolio Interest Rate Swap Agreements Outstanding on December 31, 2007:

					Unrealized
		Termination		Notional	Appreciation/
		Date		Amount	(Depreciation)

Receive a fixed rate equal to 5.000% and pay a floating rate based on 6-month GBP-LIBOR Counterparty: Barclays Bank PLC, London		06/15/09	GBP	26,100,000	$4,906
Receive a fixed rate equal to 7.250% and pay a floating rate based on 3-month NZD-BBR-FRA Counterparty: Citibank N.A., London		06/15/09	NZD	22,300,000	(314,372)
Receive a fixed rate equal to 7.250% and pay a floating rate based on 3-month NZD-BBR-FRA Counterparty: JPMorgan Chase Bank, N.A.		06/15/09	NZD	89,200,000	(904,316)
Receive a fixed rate equal to 6.000% and pay a floating rate based on 6-month GBP-LIBOR Counterparty: Goldman Sachs Capital Markets L.P.	I	06/19/09	GBP	30,700,000	673,307
Receive a fixed rate equal to 6.000% and pay a floating rate based on 6-month GBP-LIBOR Counterparty: The Royal Bank of Scotland PLC	I	06/19/09	GBP	8,700,000	185,819
Receive a fixed rate equal to 7.000% and pay a floating rate based on 3-month AUD-BBR-BBSW Counterparty: UBS AG		09/15/09	AUD	49,300,000	(269,328)
Receive a fixed rate equal to 5.000% and pay a floating rate based on 6-month EUR-Euribor Counterparty: Deutsche Bank AG, Frankfurt	I	12/19/09	EUR	16,500,000	111,891
Receive a fixed rate equal to 6.000% and pay a floating rate based on 6-month GBP-LIBOR Counterparty: Goldman Sachs Capital Markets L.P.	I	12/19/09	GBP	2,400,000	90,474
Receive a fixed rate equal to 4.500% and pay a floating rate based on 6-month EUR-Euribor Counterparty: Morgan Stanley Capital Services Inc.		03/19/10	EUR	12,100,000	40,852
Receive a fixed rate equal to 4.000% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Barclays Bank PLC	I	06/18/10	USD	29,700,000	116,950
Receive a fixed rate equal to 4.000% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Deutsche Bank AG	I	06/18/10	USD	52,000,000	84,504
Receive a fixed rate equal to 4.000% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Merrill Lynch Capital Services, Inc.	I	06/18/10	USD	94,600,000	138,246
Receive a fixed rate equal to 4.000% and pay a floating rate based on 3-month USD-LIBOR Counterparty: The Royal Bank of Scotland PLC	I	06/18/10	USD	34,900,000	152,017
Receive a fixed rate equal to 5.000% and pay a floating rate based on 6-month GBP-LIBOR Counterparty: Barclays Bank PLC		09/15/10	GBP	30,300,000	687,805
Receive a fixed rate equal to 5.000% and pay a floating rate based on 6-month GBP-LIBOR Counterparty: The Royal Bank of Scotland PLC		09/15/10	GBP	4,100,000	97,067

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO Core Bond Portfolio
as of December 31, 2007 (continued)

					Unrealized
		Termination		Notional	Appreciation/
		Date		Amount	(Depreciation)

Receive a fixed rate equal to 2.090% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB) Counterparty: BNP Paribas	I	10/15/10	EUR	7,800,000	$65,473
Receive a fixed rate equal to 2.146% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB) Counterparty: UBS AG, London Branch	I	10/15/10	EUR	1,500,000	17,515
Receive a fixed rate equal to 1.948% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB) Counterparty: Barclays Bank PLC		03/15/12	EUR	5,100,000	(98,615)
Receive a fixed rate equal to 1.995% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB) Counterparty: Goldman Sachs Capital Markets, L.P.		03/15/12	EUR	4,200,000	(63,201)
Receive a fixed rate equal to 1.965% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB) Counterparty: Lehman Brothers Special Financing Inc.		03/15/12	EUR	1,300,000	(20,940)
Receive a fixed rate equal to 1.955% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB) Counterparty: The Royal Bank of Scotland PLC		03/28/12	EUR	1,300,000	(23,526)
Receive a fixed rate equal to 1.960% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB) Counterparty: Goldman Sachs Capital Markets, L.P.		03/30/12	EUR	1,400,000	(25,672)
Receive a fixed rate equal to 1.950% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB) Counterparty: The Royal Bank of Scotland PLC		03/30/12	EUR	1,400,000	(26,124)
Receive a fixed rate equal to 1.960% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB) Counterparty: Barclays Bank PLC, London		04/05/12	EUR	800,000	(14,970)
Receive a fixed rate equal to 1.940% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB) Counterparty: BNP Paribas		04/10/12	EUR	2,000,000	(44,831)
Receive a fixed rate equal to 1.940% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB) Counterparty: The Royal Bank of Scotland PLC		04/10/12	EUR	2,100,000	(43,195)
Receive a fixed rate equal to 1.980% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB) Counterparty: Barclays Bank PLC, London		04/30/12	EUR	1,500,000	(28,691)
Receive a fixed rate equal to 7.000% and pay a floating rate based on 6-month AUD-BBR-BBSW Counterparty: Deutsche Bank AG, Frankfurt		03/20/13	AUD	5,200,000	(134,706)
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 4.000% Counterparty: Merrill Lynch Capital Services, Inc.	I	06/18/13	USD	7,900,000	17,001
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 4.000% Counterparty: The Royal Bank of Scotland PLC	I	06/18/13	USD	21,700,000	(146,864)
Receive a fixed rate equal to 5.000% and pay a floating rate based on 6-month GBP-LIBOR Counterparty: Merrill Lynch Capital Services, Inc.		06/15/16	GBP	900,000	(33,312)
Receive a fixed rate equal to 8.720% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Citibank N.A., New York	I	09/05/16	MXN	103,200,000	(140,402)
Receive a fixed rate equal to 8.720% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Merrill Lynch Capital Services, Inc.	I	09/05/16	MXN	41,200,000	(84,592)
Receive a fixed rate equal to 8.860% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Citibank N.A., New York	I	09/12/16	MXN	23,500,000	42,697
Receive a fixed rate equal to 8.170% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Goldman Sachs Capital Markets, L.P.		11/04/16	MXN	94,000,000	(341,742)
Receive a floating rate based on 6-month AUD-BBR-BBSW and pay a fixed rate equal to 6.500% Counterparty: Deutsche Bank AG, Frankfurt	I	03/20/18	AUD	7,100,000	92,171
Receive a floating rate based on 6-month GBP-LIBOR and pay a fixed rate equal to 4.000% Counterparty: Barclays Bank PLC, London	I	12/15/35	GBP	21,100,000	1,458,082
Receive a floating rate based on 6-month GBP-LIBOR and pay a fixed rate equal to 4.000% Counterparty: Deutsche Bank AG	I	12/15/35	GBP	8,200,000	457,918
Receive a floating rate based on 6-month GBP-LIBOR and pay a fixed rate equal to 4.000% Counterparty: Goldman Sachs Capital Markets, L.P.	I	12/15/35	GBP	13,200,000	1,255,223
Receive a floating rate based on 6-month GBP-LIBOR and pay a fixed rate equal to 4.250% Counterparty: Goldman Sachs Capital Markets, L.P.	I	06/12/36	GBP	1,800,000	52,969
Receive a floating rate based on 6-month GBP-LIBOR and pay a fixed rate equal to 5.500% Counterparty: Goldman Sachs Capital Markets L.P.		12/15/36	GBP	2,000,000	(230,097)
Receive a floating rate based on 6-month GBP-LIBOR and pay a fixed rate equal to 5.500% Counterparty: The Royal Bank of Scotland PLC		12/15/36	GBP	600,000	(72,588)
Receive a floating rate based on 6-month GBP-LIBOR and pay a fixed rate equal to 5.000% Counterparty: Goldman Sachs Capital Markets L.P.		12/19/37	GBP	300,000	(44,207)
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 5.000% Counterparty: Citibank N.A., New York	I	06/18/38	USD	3,500,000	(95,380)
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 5.000% Counterparty: The Royal Bank of Scotland PLC	I	06/18/38	USD	900,000	(24,481)

					$2,616,735

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO High Yield Portfolio
as of December 31, 2007

Principal
Amount			Value

CONVERTIBLE BONDS: 1.3%

		Banks: 0.2%
$450,000	#,Z	Deutsche Bank AG, 12.340%, due 10/24/08	$409,320
500,000	#,Z	Deutsche Bank AG, 30.880%, due 07/14/08	432,900

			842,220

		Electric: 0.3%
1,600,000	C	CMS Energy Corp., 2.875%, due 12/01/24	2,148,000

			2,148,000

		Health Care: 0.1%
425,000	#,L	Ventas, Inc., 3.875%, due 11/15/11	464,844

			464,844

		Oil & Gas: 0.2%
875,000	C,L	Chesapeake Energy Corp., 2.500%, due 05/15/37	976,719
375,000	C	Chesapeake Energy Corp., 2.750%, due 11/15/35	440,625

			1,417,344

		Semiconductors: 0.1%
1,150,000		Advanced Micro Devices, Inc., 6.000%, due 05/01/15	823,688

			823,688

		Telecommunications: 0.4%
200,000	@@,#, C,L	Nortel Networks Corp., 1.750%, due 04/15/12	161,750
1,225,000	@@,#, C	Nortel Networks Corp., 2.125%, due 04/15/14	955,500
1,100,000	C	Qwest Communications International, Inc., 3.500%, due 11/15/25	1,472,625

			2,589,875

		Total Convertible Bonds (Cost $8,656,970)	8,285,971

CORPORATE BONDS/NOTES: 78.7%

		Advertising: 1.7%
2,375,000	C	R.H. Donnelley Corp., 6.875%, due 01/15/13	2,137,500
8,175,000	C	R.H. Donnelley Corp., 8.875%, due 01/15/16	7,684,500
1,475,000	#,C	RH Donnelley Corp., 8.875%, due 10/15/17	1,371,750

			11,193,750

		Agriculture: 0.3%
1,975,000	C	Reynolds American, Inc., 7.750%, due 06/01/18	2,117,872

			2,117,872

		Airlines: 0.4%
1,230,731	I	Continental Airlines, Inc., 6.920%, due 04/02/13	1,238,770
344,478		Continental Airlines, Inc., 7.373%, due 12/15/15	332,125
171,709		United Air Lines, Inc., 6.071%, due 03/01/13	172,353
383,848		United Air Lines, Inc., 6.201%, due 09/01/08	381,929
350,280		United Air Lines, Inc., 6.602%, due 09/01/13	348,529

			2,473,706

		Auto Manufacturers: 1.4%
5,985,000		DaimlerChrysler NA Holding Corp., 9.000%, due 08/03/14	5,770,085
2,475,000		Ford Motor Co., 8.000%, due 11/29/13	2,296,406
275,000		Ford Motor Co., 9.215%, due 09/15/21	231,000
250,000	L	General Motors Corp., 7.700%, due 04/15/16	212,500
1,050,000	C,L	General Motors Corp., 8.250%, due 07/15/23	840,000

			9,349,991

		Auto Parts & Equipment: 2.5%
675,000	#,C,L	Allison Transmission, Inc., 11.000%, due 11/01/15	614,250
600,000	&,#,C, L	Allison Transmission, Inc., 11.250%, due 11/01/15	532,500
2,175,000	C	ArvinMeritor, Inc., 8.125%, due 09/15/15	1,892,250
3,775,000	C,L	ArvinMeritor, Inc., 8.750%, due 03/01/12	3,539,063
1,225,000	C,L	Cooper Standard Automotive, Inc., 7.000%, due 12/15/12	1,067,281
2,560,000	C,L	Goodyear Tire & Rubber Co., 9.000%, due 07/01/15	2,726,400
1,500,000	#,C	Tenneco, Inc., 8.125%, due 11/15/15	1,492,500
1,430,000	C,L	Tenneco, Inc., 8.625%, due 11/15/14	1,412,125
125,000	C	Tenneco, Inc., 10.250%, due 07/15/13	133,750
3,760,000	#,C,L	TRW Automotive, Inc., 7.250%, due 03/15/17	3,393,400

			16,803,519

		Banks: 2.0%
2,625,000	@@,#	Barclays Bank PLC, 6.050%, due 12/04/17	2,649,893
450,000	@@,#, C	Barclays Bank PLC, 7.434%, due 12/15/49	468,439
325,000	#,Z	Deutsche Bank AG, 20.250%, due 09/29/08	283,238
800,000	#,C	Rabobank Capital Funding Trust, 5.254%, due 12/31/49	717,240
3,100,000	@@,C	Royal Bank of Scotland Group PLC, 7.640%, due 09/29/17	3,192,538
5,800,000	I	Sand Ridge, 8.630%, due 04/01/15	5,742,000

			13,053,348

		Building Materials: 0.3%
1,900,000	@@,#, C,L	C8 Capital SPV Ltd., 6.640%, due 12/31/49	1,806,625

			1,806,625

		Chemicals: 2.2%
300,000	L	Arco Chemical, Co., 10.250%, due 11/01/10	313,500
4,225,000	C	Chemtura Corp., 6.875%, due 06/01/16	3,992,625
5,325,000	@@,#, C,L	Ineos Group Holdings PLC, 8.500%, due 02/15/16	4,765,875
1,500,000	C,L	Nalco Co., 7.750%, due 11/15/11	1,526,250
2,375,000	C	Rockwood Specialties Group, Inc., 7.500%, due 11/15/14	2,363,125

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO High Yield Portfolio
as of December 31, 2007 (continued)

Principal
Amount			Value

		Chemicals (continued)
$55,838	@@	SigmaKalon Group BV, 5.900%, due 06/30/12	$81,229
868,020	@@,I	SigmaKalon Group BV, 6.720%, due 06/30/12	1,262,746

			14,305,350

		Commercial Services: 2.9%
8,560,000	C,L	Aramark Services, Inc., 8.500%, due 02/01/15	8,709,800
166,667		Hertz Corp., 5.238%, due 12/21/12	163,494
509,832		Hertz Corp., 6.077%, due 12/21/12	500,126
364,546		Hertz Corp., 6.420%, due 12/21/12	357,606
51,972		Hertz Corp., 6.910%, due 12/21/12	50,983
4,745,000	C	Hertz Corp., 8.875%, due 01/01/14	4,833,969
1,425,000	C	Service Corp. International, 7.625%, due 10/01/18	1,439,250
3,000,000		Thomson Learning, Inc., 7.950%, due 06/27/14	2,843,958

			18,899,186

		Computers: 0.7%
4,300,000	C	Sungard Data Systems, Inc., 9.125%, due 08/15/13	4,396,750

			4,396,750

		Distribution/Wholesale: 0.5%
1,800,000	@@,C	Buhrmann US, Inc., 7.875%, due 03/01/15	1,705,500
1,500,000	@@,C	Buhrmann US, Inc., 8.250%, due 07/01/14	1,440,000

			3,145,500

		Diversified Financial Services: 10.9%
2,469,591	C	AES Ironwood, LLC, 8.857%, due 11/30/25	2,716,550
642,368	C	AES Red Oak, LLC, 8.540%, due 11/30/19	690,546
1,500,000	I	Amadeus Halde, 7.636%, due 04/08/13	1,418,304
1,500,000	I	Amadeus Halde, 7.886%, due 04/08/14	1,425,804
700,000		American General Finance Corp., 6.900%, due 12/15/17	701,948
4,025,000	#,C	Biomet, Inc., 10.000%, due 10/15/17	4,125,625
5,025,000	#,C,L	Biomet, Inc., 11.625%, due 10/15/17	4,974,750
1,175,000	C	Citigroup, Inc., 8.300%, due 12/21/57	1,230,406
3,000,000		Ford Motor Credit Co., 7.000%, due 10/01/13	2,508,978
100,000		Ford Motor Credit Co., 7.250%, due 10/25/11	86,685
1,655,000	S	Ford Motor Credit Co., 7.375%, due 02/01/11	1,483,041
6,575,000		Ford Motor Credit Co., 7.800%, due 06/01/12	5,769,194
2,500,000		Ford Motor Credit Co., 7.875%, due 06/15/10	2,307,905
2,500,000	S	General Motors Acceptance Corp., 6.875%, due 08/28/12	2,096,890
1,725,000		General Motors Acceptance Corp., 7.000%, due 02/01/12	1,464,767
1,865,000		General Motors Acceptance Corp., 7.250%, due 03/02/11	1,635,847
2,250,000		General Motors Acceptance Corp., 8.000%, due 11/01/31	1,891,960
400,000		GMAC, LLC, 6.625%, due 05/15/12	332,826
3,900,000	C	Goldman Sachs Group, Inc., 6.750%, due 10/01/37	3,833,209
2,000,000	C	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.750%, due 11/15/14	2,170,000
2,800,000	C	KRATON Polymers, LLC, 8.125%, due 01/15/14	2,646,000
2,750,000	C	Lehman Brothers Holdings, Inc., 6.750%, due 12/28/17	2,839,557
2,475,000	&,#,C	LVB Acquisition Merger, 10.375%, due 10/15/17	2,481,188
1,700,000	#	Morgan Stanley, 3.350%, due 10/01/12	1,603,321
5,800,000		Morgan Stanley, 5.950%, due 12/28/17	5,806,670
1,350,000	#,C	NSG Holdings, LLC, 7.750%, due 12/15/25	1,360,125
525,000	@@,#, C,L	Petroplus Finance Ltd., 6.750%, due 05/01/14	491,531
525,000	@@,#, C	Petroplus Finance Ltd., 7.000%, due 05/01/17	483,000
1,525,000	C	Residential Capital Corp., 7.625%, due 11/21/08	1,220,000
1,900,000	@@,#, C,L	Santander Perpetual SA Unipersonal, 6.671%, due 10/24/17	1,908,501
500,000		SLM Corp., 5.125%, due 08/27/12	447,667
550,000		SLM Corp., 5.244%, due 07/26/10	506,559
975,000		SLM Corp., 5.294%, due 07/25/08	955,096
400,000	@@,#	TNK-BP Finance SA, 6.625%, due 03/20/17	366,000
500,000	@@	TNK-BP Finance SA, 7.500%, due 07/18/16	486,220
1,200,000	@@,#	TNK-BP Finance SA, 7.500%, due 07/18/16	1,165,500
850,000	C	UBS Preferred Funding Trust V, 6.243%, due 05/15/49	819,737
3,725,000	C	Universal City Florida Holding Co. I/II, 8.375%, due 05/01/10	3,762,250

			72,214,157

		Electric: 5.8%
1,350,000	#,C	AES Corp., 8.000%, due 10/15/17	1,387,125
290,000	C	Edison Mission Energy, 7.000%, due 05/15/17	286,375
4,850,000	C	Edison Mission Energy, 7.200%, due 05/15/19	4,789,375
1,160,000	C,L	Edison Mission Energy, 7.750%, due 06/15/16	1,200,600
2,500,000	#,C	Energy Future Holdings, 10.875%, due 11/01/17	2,525,000
2,253,961	C	Midwest Generation, LLC, 8.560%, due 01/02/16	2,406,103
400,000	C	Nevada Power Co., 6.750%, due 07/01/37	415,478
3,000,000	C	NRG Energy, Inc., 7.250%, due 02/01/14	2,932,500
4,100,000	C	NRG Energy, Inc., 7.375%, due 02/01/16	4,007,750

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO High Yield Portfolio
as of December 31, 2007 (continued)

Principal
Amount			Value

		Electric (continued)
$150,000	C	NRG Energy, Inc., 7.375%, due 01/15/17	$146,625
4,000,000	C	PSEG Energy Holdings, LLC, 8.500%, due 06/15/11	4,188,452
4,050,000	C	Reliant Energy, Inc., 6.750%, due 12/15/14	4,080,375
2,025,000	C,L	Reliant Energy, Inc., 7.625%, due 06/15/14	2,014,875
3,050,000	C,L	Reliant Energy, Inc., 7.875%, due 06/15/17	3,034,750
700,000	C,L	Sierra Pacific Power Co., 6.750%, due 07/01/37	727,086
1,884,338	#,C,I, S,L	South Point Energy Center, LLC, 8.400%, due 05/30/12	1,865,494
2,473,703	#,C,S	Tenaska Alabama Partners LP, 7.000%, due 06/30/21	2,481,278

			38,489,241

		Electrical Components & Equipment: 0.6%
1,750,000	@@	Legrand, 8.500%, due 02/15/25	2,040,731
1,900,000	C	Superior Essex Communications, LLC, 9.000%, due 04/15/12	1,833,500

			3,874,231

		Electronics: 1.3%
975,000	@@,C, L	Celestica, Inc., 7.625%, due 07/01/13	914,063
2,850,000	@@,C, L	Celestica, Inc., 7.875%, due 07/01/11	2,757,375
2,800,000	C	Communications & Power Industries, Inc., 8.000%, due 02/01/12	2,814,000
2,650,000	C,L	Sanmina-SCI Corp., 8.125%, due 03/01/16	2,361,813

			8,847,251

		Engineering & Construction: 0.3%
976,180	@@	Grupo Ferrovial SA, 9.369%, due 04/07/11	1,853,752

			1,853,752

		Entertainment: 0.8%
3,281,000	#,C	Choctaw Resort Development Enterprise, 7.250%, due 11/15/19	3,182,570
1,475,000	C	Herbst Gaming, Inc., 7.000%, due 11/15/14	877,625
2,125,000	C,S	Herbst Gaming, Inc., 8.125%, due 06/01/12	1,397,188

			5,457,383

		Environmental Control: 0.7%
4,000,000	C	Allied Waste North America, Inc., 7.125%, due 05/15/16	3,990,000
920,000	C,S	Allied Waste North America, Inc., 7.250%, due 03/15/15	920,000

			4,910,000

		Food: 1.5%
3,300,000	C,L	Albertson’s, Inc., 7.450%, due 08/01/29	3,192,549
500,000	C	Albertson’s, Inc., 8.000%, due 05/01/31	509,736
750,000		Albertsons, LLC, 7.750%, due 06/15/26	745,589
300,000		Albertson’s, LLC, 6.570%, due 02/23/28	240,000
1,100,000		American Stores Co., 8.000%, due 06/01/26	1,108,319
3,150,000	C	Ingles Markets, Inc., 8.875%, due 12/01/11	3,213,000
1,035,000	C	Pilgrim’s Pride Corp., 7.625%, due 05/01/15	1,022,063

			10,031,256

		Forest Products & Paper: 2.4%
50,000	@@,C, S	Abitibi-Consolidated Co. of Canada, 8.375%, due 04/01/15	37,375
650,000	@@,C	Cascades, Inc., 7.250%, due 02/15/13	612,625
1,500,000	#,C	Georgia-Pacific Corp., 7.125%, due 01/15/17	1,466,250
3,760,000		Georgia-Pacific Corp., 7.375%, due 12/01/25	3,327,600
6,525,000	C	Georgia-Pacific Corp., 8.000%, due 01/15/24	6,100,861
500,000	@@	Smurfit Capital Funding PLC, 7.500%, due 11/20/25	475,000
3,850,000	C,L	Verso Paper Holdings, LLC and Verson Paper, Inc., 9.125%, due 08/01/14	3,907,750

			15,927,461

		Health Care: 0.6%
750,000	C,L	Ventas Realty LP, 6.750%, due 04/01/17	746,250
2,000,000	C	Ventas Realty LP, 7.125%, due 06/01/15	2,030,000
800,000	C	Ventas Realty LP, 9.000%, due 05/01/12	864,000

			3,640,250

		Healthcare — Products: 0.7%
2,300,000	@@	Fresenius Medical Care Capital Trust, 7.875%, due 06/15/11	2,392,000
2,400,000		Fresenius Medical Care Capital Trust II, 7.875%, due 02/01/08	2,403,148

			4,795,148

		Healthcare — Services: 5.2%
1,383,991		Community Health Systems, Inc., 7.760%, due 07/02/14	1,334,181
92,807		Community Health Systems, Inc., 8.875%, due 07/02/14	89,467
4,935,000	C	Community Health Systems, Inc., 8.875%, due 07/15/15	5,052,206
3,255,000	C	DaVita, Inc., 7.250%, due 03/15/15	3,279,413
735,000	C,S	HCA, Inc., 6.750%, due 07/15/13	657,825
5,300,000	C	HCA, Inc., 7.190%, due 11/15/15	4,570,429
1,985,000		HCA, Inc., 7.450%, due 11/14/13	1,915,442
1,800,000		HCA, Inc., 7.690%, due 06/15/25	1,499,222
9,890,000	C	HCA, Inc., 9.250%, due 11/15/16	10,409,225
2,750,000	&,C,L	HCA, Inc., 9.625%, due 11/15/16	2,915,000
1,256,524		Healthsouth Corp., 7.170%, due 02/02/13	1,203,122
9,318		Healthsouth Corp., 7.320%, due 02/02/13	8,719
1,650,000	C,S	Tenet Healthcare Corp., 7.375%, due 02/01/13	1,452,000

			34,386,251

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO High Yield Portfolio
as of December 31, 2007 (continued)

Principal
Amount			Value

		Holding Companies — Diversified: 0.3%
$275,000	@@,C, L	JSG Funding PLC, 7.750%, due 04/01/15	$262,625
620,140	@@	Nordic Telephone Co. APS, 6.680%, due 11/30/13	888,997
742,500	@@	Nordic Telephone Co. APS, 6.930%, due 11/30/14	1,069,652

			2,221,274

		Household Products/Wares: 0.0%
1,000	C,L	Spectrum Brands, Inc., 7.375%, due 02/01/15	745

			745

		Insurance: 0.3%
1,725,000		American International Group, Inc., 5.850%, due 01/16/18	1,739,566

			1,739,566

		Leisure Time: 0.3%
2,200,000	@@	Royal Caribbean Cruises Ltd., 7.250%, due 03/15/18	2,123,026

			2,123,026

		Lodging: 2.3%
4,325,000	C	MGM Mirage, 6.625%, due 07/15/15	4,076,313
500,000	C	MGM Mirage, 6.875%, due 04/01/16	473,750
2,900,000	C	MGM Mirage, 7.500%, due 06/01/16	2,885,500
300,000	C	Mirage Resorts, Inc., 7.250%, due 08/01/17	285,000
1,705,000	C	Station Casinos, Inc., 6.875%, due 03/01/16	1,253,175
2,075,000	C	Station Casinos, Inc., 7.750%, due 08/15/16	1,883,063
500,000	#,C	Wynn Las Vegas Capital Corp., 6.625%, due 12/01/14	493,750
3,700,000	C,S	Wynn Las Vegas, LLC, 6.625%, due 12/01/14	3,653,750

			15,004,301

		Machinery — Construction & Mining: 0.1%
750,000	C	Terex Corp., 8.000%, due 11/15/17	763,125

			763,125

		Media: 6.0%
9,250,000	C,S, L	CCO Holdings, LLC, 8.750%, due 11/15/13	8,880,000
2,125,000	C	CSC Holdings, Inc., 6.750%, due 04/15/12	2,042,656
2,600,000		CSC Holdings, Inc., 7.625%, due 04/01/11	2,606,500
2,375,000		CSC Holdings, Inc., 7.625%, due 07/15/18	2,193,906
303,000	C	Dex Media West, LLC, 9.875%, due 08/15/13	315,878
5,150,000	C	Echostar DBS Corp., 7.125%, due 02/01/16	5,278,750
2,755,000	C	Idearc, Inc., 8.000%, due 11/15/16	2,541,488
EUR 2,285,000	@@,#, C	Lighthouse International Co. SA, 8.000%, due 04/30/14	3,365,846
$2,825,000	@@,#, C	Quebecor Media, Inc., 7.750%, due 03/15/16	2,726,125
1,096,667		Tribune Co., 7.740%, due 05/30/09	1,061,222
1,940,250		Tribune Co., 8.244%, due 05/30/14	1,658,671
1,175,000	@@,#, C	Unity Media GmbH, 10.375%, due 02/15/15	1,204,375
EUR 1,500,000	@@	UPC Broadband Holding BV, 7.042%, due 12/31/14	2,082,054
EUR 1,125,000	@@,C	UPC Holding BV, 7.750%, due 01/15/14	1,572,849
EUR 1,625,000	@@,C, L	UPC Holding BV, 8.625%, due 01/15/14	2,358,016

			39,886,336

		Mining: 1.0%
$1,500,000	C	Freeport-McMoRan Copper & Gold, Inc., 8.250%, due 04/01/15	1,593,750
3,575,000	C	Freeport-McMoRan Copper & Gold, Inc., 8.375%, due 04/01/17	3,843,125
1,065,000	@@,C	Novelis, Inc., 7.250%, due 02/15/15	1,006,425

			6,443,300

		Miscellaneous Manufacturing: 0.7%
1,450,000	#,C	Actuant Corp., 6.875%, due 06/15/17	1,442,750
EUR 2,000,000	@@	Bombardier, Inc., 7.250%, due 11/15/16	2,931,415

			4,374,165

		Oil & Gas: 0.7%
450,000	C	Chesapeake Energy Corp., 6.625%, due 01/15/16	442,125
600,000	C	Chesapeake Energy Corp., 6.875%, due 01/15/16	597,000
1,950,000	C	Chesapeake Energy Corp., 7.000%, due 08/15/14	1,969,500
337,000	@@,#, C	Citic Resources Finance Ltd., 6.750%, due 05/15/14	316,780
1,080,000	@@,#, C,L	OPTI Canada, Inc., 8.250%, due 12/15/14	1,074,600
400,000	C	Plains Exploration & Production Co., 7.750%, due 06/15/15	402,000

			4,802,005

		Oil & Gas Services: 0.7%
2,125,000	@@,C, L	Compagnie Generale de Geophysique-Veritas, 7.500%, due 05/15/15	2,162,188
300,000	@@,C	Compagnie Generale de Geophysique-Veritas, 7.750%, due 05/15/17	304,500
1,950,000	C	Complete Production Services, Inc., 8.000%, due 12/15/16	1,896,375

			4,363,063

		Packaging & Containers: 1.5%
2,025,000	C	Berry Plastics Holding Corp., 8.875%, due 09/15/14	1,933,875
2,125,000	C	Crown Americas, LLC and Crown Americas Capital Corp., 7.750%, due 11/15/15	2,199,375
2,000,000	C,L	Jefferson Smurfit Corp., 7.500%, due 06/01/13	1,925,000
1,074,000	C	Jefferson Smurfit Corp., 8.250%, due 10/01/12	1,063,260

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO High Yield Portfolio
as of December 31, 2007 (continued)

Principal
Amount			Value

		Packaging & Containers (continued)
$1,450,000	@@,C	Norampac, Inc., 6.750%, due 06/01/13	$1,330,375
1,275,000	C	Stone Container Corp., 8.375%, due 07/01/12	1,271,813

			9,723,698

		Pipelines: 4.8%
3,650,000		Dynegy Holdings, Inc., 7.500%, due 06/01/15	3,431,000
1,275,000		Dynegy Holdings, Inc., 8.375%, due 05/01/16	1,252,688
3,550,000	C,L	El Paso Corp., 7.000%, due 06/15/17	3,571,431
2,375,000	@@,C	Kinder Morgan Finance Co. ULC, 5.700%, due 01/05/16	2,161,727
200,000	C	Knight, Inc., 5.150%, due 03/01/15	176,987
2,434,488	C,S	Roseton/Danskammer, 7.270%, due 11/08/10	2,464,919
1,575,000	C,L	Roseton/Danskammer, 7.670%, due 11/08/16	1,567,125
5,425,000	#,C,L	SemGroup LP, 8.750%, due 11/15/15	5,180,875
4,000,000	C,L	Sonat, Inc., 7.000%, due 02/01/18	4,053,016
2,825,000	C	Williams Cos., Inc., 7.625%, due 07/15/19	3,075,719
3,475,000	C,S,L	Williams Cos., Inc., 7.875%, due 09/01/21	3,870,281
675,000	C	Williams Partners LP/Williams Partners Finance Corp., 7.250%, due 02/01/17	698,625

			31,504,393

		Real Estate: 0.3%
1,750,000	C	Forest City Enterprises, Inc., 7.625%, due 06/01/15	1,697,500

			1,697,500

		Retail: 2.5%
2,700,000	C	AmeriGas Partners LP, 7.125%, due 05/20/16	2,632,500
3,860,000	C	Amerigas Partners LP, 7.250%, due 05/20/15	3,802,100
5,000,000	C,L	Bon-Ton Stores, Inc., 10.250%, due 03/15/14	3,800,000
1,750,000	C	Ferrellgas Escrow, LLC, 6.750%, due 05/01/14	1,725,938
2,520,000	C,S	Ferrellgas Partners LP, 8.750%, due 06/15/12	2,601,900
1,150,000	C,L	Quiksilver, Inc., 6.875%, due 04/15/15	991,875
960,000	C,S	Suburban Propane Partners LP, 6.875%, due 12/15/13	936,000

			16,490,313

		Savings & Loans: 0.2%
1,650,000		Washington Mutual, Inc., 8.250%, due 04/01/10	1,576,458

			1,576,458

		Semiconductors: 1.8%
4,610,000	C	Freescale Semiconductor, Inc., 8.875%, due 12/15/14	4,137,475
3,700,000	&,C	Freescale Semiconductor, Inc., 9.125%, due 12/15/14	3,163,500
4,700,000	@@,C	Sensata Technologies BV, 8.000%, due 05/01/14	4,441,500

			11,742,475

		Software: 0.9%
6,100,000	#,C,L	First Data Corp., 9.875%, due 09/24/15	5,680,625

			5,680,625

		Telecommunications: 8.4%
930,000	C	Cincinnati Bell, Inc., 7.000%, due 02/15/15	883,500
1,070,000	C	Cincinnati Bell, Inc., 7.250%, due 07/15/13	1,078,025
1,730,000	C,S,L	Cincinnati Bell, Inc., 8.375%, due 01/15/14	1,695,400
3,225,000	C	Citizens Communications Co., 7.125%, due 03/15/19	3,079,875
500,000		Citizens Communications Co., 7.450%, due 07/01/35	418,750
850,000	C	Citizens Communications Co., 7.875%, due 01/15/27	813,875
1,950,000	C	Citizens Communications Co., 9.000%, due 08/15/31	1,954,875
1,995,000		Hawaiian Telcom Communications, Inc., 7.450%, due 06/01/14	1,882,069
1,800,000	C,L	Hawaiian Telcom Communications, Inc., 9.750%, due 05/01/13	1,795,500
2,200,000	@@,C	Intelsat Bermuda Ltd., 9.250%, due 06/15/16	2,222,000
450,000	@@,C	Intelsat Subsidiary Holding Co., Ltd., 8.250%, due 01/15/13	454,500
2,500,000	@@,C	Intelsat Subsidiary Holding Co., Ltd., 8.625%, due 01/15/15	2,525,000
4,800,000	@@,#, C	Nordic Telephone Co. APS, 8.875%, due 05/01/16	4,944,000
250,000	@@,#	Nortel Networks Ltd., 9.493%, due 07/15/11	245,000
4,300,000	@@,#, C,L	Nortel Networks Ltd., 10.125%, due 07/15/13	4,450,500
1,100,000		Northwestern Bell Telephone, 7.750%, due 05/01/30	1,028,500
3,000,000	@@,C	NTL Cable PLC, 9.125%, due 08/15/16	2,985,000
1,228,000	C	Qwest Communications International, Inc., 7.500%, due 02/15/14	1,231,070
2,600,000	C,L	Qwest Corp., 7.500%, due 06/15/23	2,502,500
7,750,000	C	Qwest Corp., 8.875%, due 03/15/12	8,331,250
3,825,000	C	Rural Cellular Corp., 9.875%, due 02/01/10	3,987,563
600,000	I	Telesat Canada, Inc., Discount Note, due 10/31/08	573,000
800,000	I	Telesat Canada, Inc., 9.000%, due 10/31/08	764,000
3,750,000	C,S	Time Warner Telecom Holdings, Inc., 9.250%, due 02/15/14	3,853,125
400,000	C	West Corp., 9.500%, due 10/15/14	394,000
1,200,000	@@,#, C	Wind Acquisition Finance SA, 10.750%, due 12/01/15	1,314,000
550,693	I	Wind Acquisition Finance SA, 12.450%, due 12/21/11	543,121

			55,949,998

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO High Yield Portfolio
as of December 31, 2007 (continued)

Principal
Amount			Value

		Transportation: 0.2%
$1,500,000	@@,C	Kansas City Southern de Mexico SA de CV, 9.375%, due 05/01/12	$1,578,750

			1,578,750

		Total Corporate Bonds/Notes (Cost $532,632,028)	519,639,094

U.S. GOVERNMENT AGENCY OBLIGATIONS: 13.8%

		Federal Home Loan Mortgage Corporation: 0.3%
2,000,000	W	5.500%, due 01/11/37	1,995,156

			1,995,156

		Federal National Mortgage Corporation: 13.5%
16,000,000	W	5.000%, due 01/12/36	15,612,496
20,400,000	W	5.000%, due 02/13/36	19,893,182
54,000,000	W	5.500%, due 01/12/36	53,940,924

			89,446,602

		Total U.S. Government Agency Obligations (Cost $91,122,594)	91,441,758

MUNICIPAL BONDS: 0.1%

		California: 0.1%
600,000	C	Palomar Community College District, 4.750%, due 05/01/32	610,368

			610,368

		New Jersey: 0.0%
200,000	C	Tobacco Settlement Financing Corp., 5.000%, due 06/01/41	166,314

			166,314

		Puerto Rico: 0.0%
1,600,000	C,Z	Puerto Rico Sales Tax Financing Corp., 21.740%, due 08/01/54	141,888

			141,888

		Total Municipal Bonds (Cost $889,137)	918,570

Shares			Value

PREFERRED STOCK: 0.6%

		Investment Companies: 0.2%
24,400	@@	Vale Capital Ltd., 5.500%, due 06/15/10	$1,564,650

			1,564,650

		Mining: 0.1%
5,000		Freeport-McMoRan Copper & Gold, Inc., 6.750%, due 05/01/10	754,600

			754,600

		Oil & Gas: 0.2%
8,000		Chesapeake Energy Corp., 4.500%, due 12/31/49	880,000
3,200		Chesapeake Energy Corp., 5.000%, due 12/31/49	378,800

			1,258,800

		Savings & Loans: 0.1%
14,400		Washington Mutual, Inc., 5.375%, due 05/03/41	406,800

			406,800

		Sovereign: 0.0%
1	P	Fannie Mae, 5.375%, due 02/19/08	84,799

			84,799

		Total Preferred Stock (Cost $3,440,817)	4,069,649

Notional
Amount			Value

POSITIONS IN PURCHASED OPTIONS: 2.3%

Interest Rate Swaptions

USD 120,000,000	I	Call Swaption OTC — Merrill Lynch Capital Services, Inc. 3 Month USD-LIBOR — Fund Pays Floating Strike @ 4.750%-Exp 09/22/08	2,548,770
USD 110,000,000	I	Call Swaption OTC — The Royal Bank of Scotland PLC 3 Month USD-LIBOR — Fund Pays Floating Strike @ 4.750%-Exp 09/22/08	2,336,373
USD 11,000,000	I	Call Swaption OTC — Barclays Bank PLC 3 Month USD-LIBOR — Fund Pays Floating Strike @ 4.720%-Exp 12/31/08	220,307
USD 73,600,000	I	Call Swaption OTC — Barclays Bank PLC 3 Month USD-LIBOR — Fund Pays Floating Strike @ 4.250%-Exp 07/06/09	921,008
USD 192,600,000	I	Call Swaption OTC — Lehman Brothers Special Financing Inc. 3 Month USD-LIBOR — Fund Pays Floating Strike @ 4.250%-Exp 07/06/09	2,410,137
USD 177,400,000	I	Call Swaption OTC — Morgan Stanley Capital Services Inc. 3 Month USD-LIBOR — Fund Pays Floating Strike @ 4.250%-Exp 07/06/09	2,219,929
USD 180,000,000	I	Call Swaption OTC — Barclays Bank PLC 3 Month USD-LIBOR — Fund Pays Floating Strike @ 4.750%-Exp 09/08/09	3,148,666
USD 20,900,000	I	Call Swaption OTC — Credit Suisse International 3 Month USD-LIBOR — Fund Pays Floating Strike @ 4.750%-Exp 09/08/09	365,595

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO High Yield Portfolio
as of December 31, 2007 (continued)

Notional
Amount			Value

Interest Rate Swaptions (continued)
USD 54,500,000	I	Call Swaption OTC — The Royal Bank of Scotland PLC 3 Month USD-LIBOR — Fund Pays Floating Strike @ 4.750%-Exp 09/08/09	$953,346

		Total Positions in Purchased Options: (Cost $8,514,045)	15,124,131

		Total Long-Term Investments (Cost $645,255,590)	$639,479,172

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 21.8%

		Commercial Paper: 9.0%
$1,200,000		Caisse Nationale des Caisses d’Epargne et de Prevoyance, 4.730%, due 02/01/08	$1,194,391
18,800,000		Danske Corp., 4.740%, due 02/08/08	18,692,304
100,000	Z	Fannie Mae Discount Note, 4.290%, due 01/25/08	99,703
18,100,000		National Australia Funding (DE), 4.240%, due 01/04/08	18,091,473
18,800,000		Skandi, 5.050%, due 01/25/08	18,733,352
2,200,000		Skandinaviska Enskilda Banken AB, 4.720%, due 02/01/08	2,189,659

		Total Commercial Paper (Cost $59,000,883)	59,000,883

		U.S. Government Agency Obligations: 0.0%
200,000	Z	Federal Home Loan Bank, 4.000%, due 01/04/08	199,911

		Total U.S. Government Agency Obligations (Cost $199,911)	199,911

		U.S. Treasury Bills: 0.1%
750,000	L	3.039%, due 03/13/08	745,466

		Total U.S. Treasury Bills (Cost $745,650)	745,466

		Securities Lending CollateralCC: 12.7%
83,853,780		Bank of New York Mellon Corp. Institutional Cash Reserves	83,853,780

		Total Securities Lending Collateral (Cost $83,853,780)	83,853,780

		Total Short-Term Investments (Cost $143,800,224)	143,800,040

	Total Investments in Securities
	(Cost $789,055,814)*	118.6%	$783,279,212
	Other Assets and Liabilities - Net	(18.6)	(123,032,249)

	Net Assets	100.0%	$660,246,963

@@	Foreign Issuer
&	Payment-in-kind
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
W	When-issued or delayed delivery security
I	Illiquid security
S	All or a portion of this security is segregated for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
L	Loaned security, a portion or all of the security is on loan at December 31, 2007.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
EUR	EU Euro

*	Cost for federal income tax purposes is $789,561,266.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$13,821,635
Gross Unrealized Depreciation	(20,103,689)

Net Unrealized Depreciation	$(6,282,054)

At December 31, 2007 the following forward currency contracts were outstanding for the ING PIMCO High Yield Portfolio:

			In		Unrealized
		Settlement	Exchange		Appreciation/
Currency	Buy/Sell	Date	For	Value	(Depreciation)
			USD
Brazil Real BRL 17,892,775	Buy	03/04/08	9,002,654	$9,956,945	$954,291
EURO EUR 20,214,000	Buy	01/17/08	29,762,891	29,563,483	(199,409)
India Rupees INR 140,797,150	Buy	05/12/08	3,445,000	3,551,355	106,355
India Rupees INR 32,544,000	Buy	05/12/08	800,000	820,864	20,864
India Rupees INR 30,337,500	Buy	05/12/08	750,000	765,209	15,209
India Rupees INR 60,675,000	Buy	05/12/08	1,500,000	1,530,418	30,418
Korea (South) Won KRW 1,602,236,867	Buy	05/30/08	1,718,401	1,723,973	5,572
Korea (South) Won KRW 1,596,103,133	Buy	05/30/08	1,710,538	1,717,373	6,835
Korea (South) Won KRW 2,738,628,000	Buy	08/04/08	3,013,787	2,949,360	(64,427)
Mexico Pesos MXN 18,555,670	Buy	03/13/08	1,700,000	1,691,456	(8,544)
Mexico Pesos MXN 18,558,900	Buy	03/13/08	1,700,000	1,691,751	(8,249)
Mexico Pesos MXN 33,479,360	Buy	7/10/08	2,941,430	3,022,203	80,773

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO High Yield Portfolio
as of December 31, 2007 (continued)

			In		Unrealized
		Settlement	Exchange		Appreciation/
Currency	Buy/Sell	Date	For	Value	(Depreciation)
			USD
Russia Rubles RUB 129,170,250	Buy	01/11/08	5,100,000	$5,263,822	$163,822
Russia Rubles RUB 30,291,000	Buy	01/11/08	1,200,000	1,234,390	34,390
Russia Rubles RUB 29,043,250	Buy	01/11/08	1,150,000	1,183,543	33,543
Russia Rubles RUB 53,156,250	Buy	07/10/08	2,108,120	2,159,928	51,807
Russia Rubles RUB 188,504,500	Buy	11/19/08	7,639,493	7,659,609	20,115

					$1,243,365

EURO EUR 574,000	Sell	01/17/08	845,163	839,489	$5,674
EURO EUR 20,450,000	Sell	01/17/08	29,907,614	29,908,638	(1,025)
EURO EUR 11,048,000	Sell	01/17/08	16,183,221	16,157,977	25,243
British Pound Sterling GBP 1,194,000	Sell	01/31/08	2,410,656	2,374,596	36,060
British Pound Sterling GBP 1,404,000	Sell	01/31/08	2,822,496	2,792,239	30,258
Russia Rubles RUB 188,504,500	Sell	01/11/08	7,716,107	7,681,755	34,352

					$130,562

ING PIMCO High Yield Portfolio Written Options Open on December 31, 2007:

Interest Rate Swaptions
		Floating Rate Index/	Pay/Receive	Exercise	Expiration		Notional	Premium
Description	Counterparty	Underlying Reference Entity	Floating	Rate	Date		Amount	Received	Value

Call — OTC Interest Rate Swap	Barclays Bank PLC	3-month USD-LIBOR	Receive	5.220%	12/31/08	USD	3,700,000	$86,210	$(178,723)
Call — OTC Interest Rate Swap	Barclays Bank PLC	3-month USD-LIBOR	Receive	4.900%	07/06/09	USD	24,500,000	683,550	(860,071)
Call — OTC Interest Rate Swap	Barclays Bank PLC	3-month USD-LIBOR	Receive	5.150%	09/08/09	USD	60,000,000	1,554,000	(2,570,423)
Call — OTC Interest Rate Swap	Credit Suisse International	3-month USD-LIBOR	Receive	5.150%	09/08/09	USD	5,800,000	179,655	(248,474)
Call — OTC Interest Rate Swap	Lehman Brothers Special Financing Inc.	3-month USD-LIBOR	Receive	4.900%	07/06/09	USD	67,800,000	1,916,198	(2,380,116)
Call — OTC Interest Rate Swap	Merrill Lynch Capital Services, Inc.	3-month USD-LIBOR	Receive	5.230%	09/22/08	USD	40,000,000	850,400	(2,023,722)
Call — OTC Interest Rate Swap	Morgan Stanley Capital Services Inc.	3-month USD-LIBOR	Receive	4.900%	07/06/09	USD	59,100,000	1,666,620	(2,074,703)
Call — OTC Interest Rate Swap	The Royal Bank of Scotland PLC	3-month USD-LIBOR	Receive	5.230%	09/22/08	USD	36,700,000	702,805	(1,856,765)
Call — OTC Interest Rate Swap	The Royal Bank of Scotland PLC	3-month USD-LIBOR	Receive	5.150%	09/08/09	USD	18,200,000	562,607	(779,695)

								$8,202,045	$(12,972,692)

ING PIMCO High Yield Portfolio Credit Default Swap Agreements Outstanding on December 31, 2007:

								Unrealized
			Buy/Sell	(Pay)/Receive	Termination		Notional	Appreciation/
Counterparty	Reference Entity/Obligation		Protection	Fixed Rate	Date		Amount	(Depreciation)

Credit Suisse International	Abitibi-Consolidated 8.375%, 04/01/15		Sell	0.650%	03/20/08	USD	2,000,000	$(45,785)
Barclays Bank PLC	Allied Waste N.A. 7.375%, 04/15/14		Sell	2.030%	06/20/12	USD	500,000	(27,477)
Morgan Stanley Capital Services Inc.	Allied Waste N.A. 7.375%, 04/15/14	I	Buy	(1.120)%	06/20/10	USD	1,500,000	38,097
Morgan Stanley Capital Services Inc.	Allied Waste N.A. 7.375%, 04/15/14		Sell	2.020%	06/20/12	USD	1,000,000	(55,332)
Morgan Stanley Capital Services Inc.	Aramark Corp. 8.500%, 02/01/15		Sell	2.680%	09/20/12	USD	150,000	(7,961)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO High Yield Portfolio
as of December 31, 2007 (continued)

								Unrealized
			Buy/Sell	(Pay)/Receive	Termination		Notional	Appreciation/
Counterparty	Reference Entity/Obligation		Protection	Fixed Rate	Date		Amount	(Depreciation)

Merrill Lynch International	CDX.NA.HY.9 Index (25-35% Tranche)		Sell	3.230%	12/20/12	USD	7,500,000	$(16,397)
Lehman Brothers Special Financing Inc.	CDX.NA.HY.9 Index (25-35% Tranche)	I	Sell	3.330%	12/20/12	USD	6,800,000	14,797
Lehman Brothers Special Financing Inc.	Celestica Inc. 7.625%, 07/01/13		Sell	4.250%	09/20/12	USD	500,000	(15,267)
Barclays Bank PLC	Community Health Systems Inc. 8.875%, 07/15/15		Sell	2.850%	09/20/12	USD	1,300,000	(59,573)
Lehman Brothers Special Financing Inc.	CSC Holdings Inc. 7.625%, 07/15/18		Sell	2.520%	09/20/12	USD	2,000,000	(120,373)
Citibank N.A., New York	Dynergy Holdings Inc. 6.875%, 04/01/11		Sell	2.570%	09/20/12	USD	150,000	(8,648)
Credit Suisse International	Ford Motor Credit Co. 7.000%, 10/01/13		Sell	1.450%	12/20/08	USD	4,000,000	(172,717)
Lehman Brothers Special Financing Inc.	Ford Motor Credit Co. LLC 7.250%, 10/25/11		Sell	4.000%	12/20/08	USD	2,000,000	(41,099)
Citibank N.A., New York	Forest Oil Corp. 7.750%, 05/01/14		Sell	2.250%	12/20/12	USD	1,300,000	(1,126)
Citibank N.A., New York	Freescale Semiconductor, Inc. 8.875%, 12/15/14		Sell	3.500%	06/20/12	USD	500,000	(54,622)
JPMorgan Chase Bank, N.A	Gazprom Multiple LPN Obligations		Sell	0.770%	02/20/12	USD	3,000,000	(95,000)
Morgan Stanley Capital Services Inc.	Gazprom Multiple LPN Obligations		Sell	1.050%	04/20/11	USD	3,000,000	(47,605)
Citibank N.A., New York	General Motors Corp. 7.125%, 07/15/13	I	Sell	7.100%	09/20/12	USD	4,000,000	2,757
Deutsche Bank AG	General Motors Corp. 7.125%, 07/15/13		Sell	6.700%	12/20/12	USD	300,000	(4,950)
Citibank N.A., New York	GMAC LLC 6.875%, 08/28/12		Sell	7.280%	06/20/12	USD	3,000,000	(36,535)
Deutsche Bank AG	GMAC LLC 6.875%, 08/28/12		Sell	6.150%	09/20/12	USD	500,000	(21,584)
Goldman Sachs International	GMAC LLC 6.875%, 08/28/12		Sell	6.700%	09/20/12	USD	2,800,000	(76,164)
Lehman Brothers Special Financing Inc.	GMAC LLC 6.875%, 08/28/12	I	Sell	7.950%	12/20/12	USD	500,000	7,026
Merrill Lynch International	GMAC LLC 6.875%, 08/28/12		Sell	6.300%	12/20/12	USD	3,500,000	(107,082)
HSBC Bank USA, N.A	NJSC Naftogaz of Ukraine LPN 8.125%, 09/30/09		Sell	3.000%	04/20/08	USD	2,000,000	(19,384)
Citibank N.A., New York	Nortel Networks 4.250%, 09/01/08		Sell	2.050%	06/20/11	USD	1,500,000	(97,987)
Citibank N.A., New York	Nortel Networks 4.250%, 09/01/08		Sell	2.400%	06/20/12	USD	1,000,000	(85,600)
Citibank N.A., New York	Nortel Networks 4.250%, 09/01/08		Sell	2.600%	09/20/12	USD	1,100,000	(94,908)
Lehman Brothers Special Financing Inc.	Nortel Networks 4.250%, 09/01/08	I	Buy	(1.520)%	06/20/10	USD	1,500,000	72,891
Morgan Stanley Capital Services Inc.	Nortel Networks 4.250%, 09/01/08		Sell	2.630%	09/20/12	USD	1,100,000	(93,652)
Lehman Brothers Special Financing Inc.	NRG Energy Inc. 7.250%, 02/01/14		Sell	0.750%	03/20/08	USD	2,600,000	(1,319)
Barclays Bank PLC, London	OJSC Russian Agricultural Bank Multiple LPN Obligations		Sell	0.760%	02/20/09	USD	2,000,000	(21,792)
Barclays Bank PLC, London	OJSC Russian Agricultural Bank Multiple LPN Obligations		Sell	0.740%	03/20/09	USD	1,500,000	(19,221)
Morgan Stanley Capital Services Inc.	Russian Federation 5.000% Step, 03/31/30		Sell	0.245%	06/20/08	USD	200,000	(264)
Credit Suisse International	Sanmina-Sci Corp. 8.125%, 03/01/16		Sell	4.220%	09/20/12	USD	350,000	(26,569)
Citibank N.A., New York	Sungard Data Systems Inc. 9.125%, 08/15/13		Sell	2.920%	09/20/12	USD	1,500,000	(67,599)

								$(1,408,025)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO High Yield Portfolio
as of December 31, 2007 (continued)

ING PIMCO High Yield Portfolio Interest Rate Swap Agreements Outstanding on December 31, 2007:

				Notional	Unrealized
		Termination		Principal	Appreciation/
		Date		Amount	(Depreciation)

Receive a fixed rate equal to 7.910% and pay a floating rate based on 28-day MXN-TIIE-BANXICO
Counterparty: Citibank N.A., New York		05/14/09	MXN	38,000,000	$(11,307)
Receive a fixed rate equal to 7.910% and pay a floating rate based on 28-day MXN-TIIE-BANXICO
Counterparty: Morgan Stanley Capital Services Inc.		05/14/09	MXN	49,000,000	(14,580)
Receive a fixed rate equal to 5.000% and pay a floating rate based on 3-month USD-LIBOR
Counterparty: UBS AG, London	I	06/18/09	USD	2,500,000	(1,417)
Receive a fixed rate equal to 4.000% and pay a floating rate based on 3-month USD-LIBOR
Counterparty: Barclays Bank PLC	I	06/18/10	USD	35,600,000	34,486
Receive a fixed rate equal to 5.000% and pay a floating rate based on 3-month USD-LIBOR
Counterparty: Barclays Bank PLC	I	06/18/10	USD	13,800,000	42,243
Receive a fixed rate equal to 4.000% and pay a floating rate based on 3-month USD-LIBOR
Counterparty: Deutsche Bank AG	I	06/18/10	USD	31,800,000	51,678
Receive a fixed rate equal to 4.000% and pay a floating rate based on 3-month USD-LIBOR
Counterparty: Merrill Lynch Capital Services, Inc.	I	06/18/10	USD	25,500,000	(17,210)
Receive a fixed rate equal to 4.000% and pay a floating rate based on 3-month USD-LIBOR
Counterparty: The Royal Bank of Scotland PLC	I	06/18/10	USD	32,700,000	(8,236)
Receive a fixed rate equal to 10.680% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized
Counterparty: Barclays Bank PLC		01/02/12	BRL	38,900,000	(1,187,685)
Receive a fixed rate equal to 10.150% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized
Counterparty: Goldman Sachs Capital Markets L.P.		01/02/12	BRL	4,900,000	(164,221)
Receive a fixed rate equal to 10.115% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized
Counterparty: Morgan Stanley Capital Services Inc.		01/02/12	BRL	52,000,000	(2,032,444)

					$(3,308,694)

ING PIMCO High Yield Portfolio Total Return Swap Agreements Outstanding on December 31, 2007:

			Notional	Unrealized
	Termination		Principal	Appreciation/
	Date		Amount	(Depreciation)

Receive positive total return on Motorola, Inc. (MOT, 22,400 shs.) and pay a floating rate based on 3-month USD-LIBOR plus .25% plus the absolute value of any negative total return on Motorola, Inc.
Counterparty: Merrill Lynch International	01/28/08	USD	424,480	$(63,027)
Receive positive total return on Sandridge Energy Inc. (SD, 23,900 shs.) and pay a floating rate based on 3-month USD-LIBOR plus .25% plus the absolute value of any negative total return on Sandridge Energy Inc.

Counterparty: Merrill Lynch International	01/28/08	USD	775,273	77,052

				$14,025

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Pioneer Equity Income Portfolio
as of December 31, 2007

Shares		Value

COMMON STOCK: 92.1%

	Aerospace/Defense: 1.7%
37,631	United Technologies Corp.	$2,880,277

		2,880,277

	Apparel: 1.0%
24,800	VF Corp.	1,702,768

		1,702,768

	Auto Manufacturers: 2.6%
80,305	Paccar, Inc.	4,375,016

		4,375,016

	Auto Parts & Equipment: 2.0%
91,611	Johnson Controls, Inc.	3,301,660

		3,301,660

	Banks: 8.5%
12,500	Northern Trust Corp.	957,250
95,822	Regions Financial Corp.	2,266,190
33,445	SunTrust Bank	2,089,978
87,110	US Bancorp.	2,764,871
68,800	Wachovia Corp.	2,616,464
48,935	Wells Fargo & Co.	1,477,348
73,925	Whitney Holding Corp.	1,933,139

		14,105,240

	Beverages: 1.0%
12,075	Coca-Cola Co.	741,043
12,727	PepsiCo, Inc.	965,979

		1,707,022

	Building Materials: 0.9%
64,481	Masco Corp.	1,393,434

		1,393,434

	Chemicals: 5.9%
18,728	Air Products & Chemicals, Inc.	1,847,143
96,034	Dow Chemical Co.	3,785,660
38,273	EI DuPont de Nemours & Co.	1,687,457
108,191	Valspar Corp.	2,438,625

		9,758,885

	Cosmetics/Personal Care: 1.8%
37,101	Colgate-Palmolive Co.	2,892,394

		2,892,394

	Distribution/Wholesale: 1.0%
36,445	Genuine Parts Co.	1,687,404

		1,687,404

	Diversified Financial Services: 0.5%
12,121	T. Rowe Price Group, Inc.	737,926

		737,926

	Electric: 7.1%
39,422	Consolidated Edison, Inc.	1,925,765
92,314	Duke Energy Corp.	1,861,973
24,000	Edison International	1,280,880
64,546	NSTAR	2,337,856
63,289	PG&E Corp.	2,727,123
43,445	Southern Co.	1,683,494

		11,817,091

	Electrical Components & Equipment: 2.2%
65,024	Emerson Electric Co.	3,684,260

		3,684,260

	Entertainment: 1.6%
96,874	Cedar Fair LP	2,046,948
34,100	Regal Entertainment Group	616,187

		2,663,135

	Environmental Control: 1.2%
36,887	Mine Safety Appliances Co.	1,913,329

		1,913,329

	Food: 8.0%
61,568	Campbell Soup Co.	2,199,825
15,611	ConAgra Foods, Inc.	371,386
32,255	General Mills, Inc.	1,838,535
24,600	Hershey Co.	969,240
61,222	HJ Heinz Co.	2,857,843
12,498	JM Smucker Co.	642,897
21,574	Kellogg Co.	1,131,125
77,344	Kraft Foods, Inc.	2,523,735
12,887	WM Wrigley Jr. Co.	754,534

		13,289,120

	Forest Products & Paper: 1.0%
22,462	Weyerhaeuser Co.	1,656,348

		1,656,348

	Gas: 1.6%
39,194	AGL Resources, Inc.	1,475,262
42,249	Atmos Energy Corp.	1,184,662

		2,659,924

	Household Products/Wares: 0.9%
22,948	Clorox Co.	1,495,521

		1,495,521

	Insurance: 4.6%
46,524	Chubb Corp.	2,539,280
1,815	Hartford Financial Services Group, Inc.	158,250
44,061	Lincoln National Corp.	2,565,231
43,057	Safeco Corp.	2,397,414

		7,660,175

	Iron/Steel: 0.8%
23,200	Nucor Corp.	1,373,904

		1,373,904

	Machinery — Diversified: 0.5%
28,208	Gorman-Rupp Co.	880,090

		880,090

	Media: 3.2%
63,008	CBS Corp. — Class B	1,716,968
22,900	Gannett Co., Inc.	893,100
27,593	Idearc, Inc.	484,533
128,639	New York Times Co.	2,255,042

		5,349,643

	Metal Fabricate/Hardware: 0.9%
46,943	Timken Co.	1,542,078

		1,542,078

	Mining: 3.4%
120,371	Alcoa, Inc.	4,399,560
28,561	Compass Minerals International, Inc.	1,171,001

		5,570,561

	Oil & Gas: 5.7%
51,226	Chevron Corp.	4,780,923
37,838	ConocoPhillips	3,341,095
13,312	ExxonMobil Corp.	1,247,201

		9,369,219

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Pioneer Equity Income Portfolio
as of December 31, 2007 (continued)

Shares				Value

		Pharmaceuticals: 7.0%
38,720		Abbott Laboratories		$2,174,128
31,326		Eli Lilly & Co.		1,672,495
85,170		Merck & Co., Inc.		4,949,229
121,016		Pfizer, Inc.		2,750,694

				11,546,546

		Pipelines: 5.5%
55,562		Equitable Resources, Inc.		2,960,343
82,567		Questar Corp.		4,466,869
66,321		Spectra Energy Corp.		1,712,408

				9,139,620

		Retail: 0.7%
18,032		Macy’s, Inc.		466,488
12,700		McDonald’s Corp.		748,157

				1,214,645

		Semiconductors: 1.8%
61,600		Applied Materials, Inc.		1,094,016
60,737		Microchip Technology, Inc.		1,908,357

				3,002,373

		Software: 0.8%
37,000		Microsoft Corp.		1,317,200

				1,317,200

		Telecommunications: 6.7%
87,926		AT&T, Inc.		3,654,205
118,873		Citizens Communications Co.		1,513,253
14,055		Embarq Corp.		696,144
83,170		Verizon Communications, Inc.		3,633,697
124,528		Windstream Corp.		1,621,355

				11,118,654

		Total Common Stock (Cost $153,084,320)		152,805,462

REAL ESTATE INVESTMENT TRUSTS: 5.1%

		Apartments: 0.9%
42,276		Equity Residential		1,541,806

				1,541,806

		Diversified: 0.8%
43,192		Liberty Property Trust		1,244,362

				1,244,362

		Forest Products & Paper: 1.0%
37,040		Plum Creek Timber Co., Inc.		1,705,322

				1,705,322

		Regional Malls: 0.8%
30,676		General Growth Properties, Inc.		1,263,238

				1,263,238

		Shopping Centers: 1.6%
36,140		Developers Diversified Realty Corp.		1,383,801
35,742		Kimco Realty Corp.		1,301,009

				2,684,810

		Total Real Estate Investment Trusts (Cost $9,230,095)		8,439,538

PREFERRED STOCK: 0.4%

		Auto Manufacturers: 0.4%
19,963	P	Ford Motor Co. Capital Trust II		648,798

		Total Preferred Stock (Cost $742,999)		648,798

		Total Long-Term Investments (Cost $163,057,414)		161,893,798

Principal
Amount				Value

SHORT-TERM INVESTMENTS: 2.1%

		U.S. Government Agency Obligations: 2.1%
$3,572,000	Z	Federal Home Loan Bank, 3.050%, due 01/02/08		$3,571,395

		Total Short-Term Investments (Cost $3,571,395)		3,571,395

	Total Investments in Securities
		(Cost $166,628,809)*	99.7%	$165,465,193
		Other Assets and Liabilities - Net	0.3	442,056

		Net Assets	100.0%	$165,907,249

@	Non-income producing security
P	Preferred Stock may be called prior to convertible date.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $166,623,452.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$7,647,588
Gross Unrealized Depreciation	(8,805,847)

Net Unrealized Depreciation	$(1,158,259)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Pioneer Fund Portfolio
as of December 31, 2007

Shares			Value

COMMON STOCK: 98.6%

		Aerospace/Defense: 3.2%
22,986		General Dynamics Corp.	$2,045,523
30,303		United Technologies Corp.	2,319,392

			4,364,915

		Airlines: 1.0%
31,457	@	Delta Airlines, Inc.	468,395
70,419		Southwest Airlines Co.	859,112

			1,327,507

		Auto Manufacturers: 2.8%
126,352	@	Ford Motor Co.	850,349
53,413		Paccar, Inc.	2,909,940

			3,760,289

		Auto Parts & Equipment: 1.8%
68,682		Johnson Controls, Inc.	2,475,299

			2,475,299

		Banks: 4.8%
7,853	@@	Banco Bilbao Vizcaya Argentaria SA ADR	190,435
47,720		National City Corp.	785,471
20,664		SunTrust Bank	1,291,293
46,406		US Bancorp.	1,472,926
13,486		Wachovia Corp.	512,873
46,999		Wells Fargo & Co.	1,418,900
16,973		Zions Bancorp.	792,469

			6,464,367

		Beverages: 2.4%
17,202		Coca-Cola Co.	1,055,687
29,724		PepsiCo, Inc.	2,256,052

			3,311,739

		Chemicals: 2.8%
8,369		Air Products & Chemicals, Inc.	825,434
24,629		Dow Chemical Co.	970,875
12,776		Ecolab, Inc.	654,259
18,788		EI DuPont de Nemours & Co.	828,363
5,907		Praxair, Inc.	524,010

			3,802,941

		Computers: 4.1%
40,140	@	Dell, Inc.	983,831
8,904	@	DST Systems, Inc.	735,025
24,513	@	EMC Corp.	454,226
49,391		Hewlett-Packard Co.	2,493,258
49,012	@	Sun Microsystems, Inc.	888,588

			5,554,928

		Cosmetics/Personal Care: 1.8%
25,472		Colgate-Palmolive Co.	1,985,797
10,681		Estee Lauder Cos., Inc.	465,798

			2,451,595

		Diversified Financial Services: 1.4%
20,326		American Express Co.	1,057,359
13,758		T. Rowe Price Group, Inc.	837,587

			1,894,946

		Electric: 1.0%
11,971		Consolidated Edison, Inc.	584,783
18,696		Southern Co.	724,470

			1,309,253

		Electrical Components & Equipment: 0.8%
20,172		Emerson Electric Co.	1,142,946

			1,142,946

		Food: 5.5%
28,727		Campbell Soup Co.	1,026,416
14,912		General Mills, Inc.	849,984
33,824		Hershey Co.	1,332,666
25,021		HJ Heinz Co.	1,167,980
11,842		Kellogg Co.	620,876
45,527		Kraft Foods, Inc.	1,485,546
29,795		Sysco Corp.	929,902

			7,413,370

		Healthcare — Products: 5.2%
27,623		Becton Dickinson & Co.	2,308,730
17,525		CR Bard, Inc.	1,661,370
19,945		Medtronic, Inc.	1,002,635
27,417	@	St. Jude Medical, Inc.	1,114,227
14,207	@	Zimmer Holdings, Inc.	939,793

			7,026,755

		Household Products/Wares: 0.2%
4,722		Clorox Co.	307,733

			307,733

		Insurance: 4.0%
42,992		Chubb Corp.	2,346,503
12,469		Hartford Financial Services Group, Inc.	1,087,172
19,110		Metlife, Inc.	1,177,558
15,380		Safeco Corp.	856,358

			5,467,591

		Machinery — Construction & Mining: 1.3%
24,765		Caterpillar, Inc.	1,796,948

			1,796,948

		Machinery — Diversified: 2.9%
35,095		Deere & Co.	3,268,046
9,069		Rockwell Automation, Inc.	625,398

			3,893,444

		Media: 4.7%
17,218		Gannett Co., Inc.	671,502
23,724		John Wiley & Sons, Inc.	1,016,336
55,650		McGraw-Hill Cos., Inc.	2,438,027
83,992	@@	Reed Elsevier NV	1,666,853
17,166		Walt Disney Co.	554,118

			6,346,836

		Mining: 4.5%
51,759		Alcoa, Inc.	1,891,791
4,506		Freeport-McMoRan Copper & Gold, Inc.	461,595
28,794	@@	Rio Tinto PLC	3,030,351
11,100	@@	Teck Cominco Ltd.	396,381
3,885	@@	Xstrata PLC	272,614

			6,052,732

		Miscellaneous Manufacturing: 1.9%
11,741		3M Co.	990,001
28,211		General Electric Co.	1,045,782
7,302		Parker Hannifin Corp.	549,914

			2,585,697

		Office/Business Equip: 1.1%
33,199	@@	Canon, Inc. ADR	1,521,510

			1,521,510

		Oil & Gas: 6.7%
20,618		Apache Corp.	2,217,260
45,683		Chevron Corp.	4,263,594
28,085		ExxonMobil Corp.	2,631,284

			9,112,138

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Pioneer Fund Portfolio
as of December 31, 2007 (continued)

Shares			Value

		Oil & Gas Services: 0.9%
17,367	@	Weatherford International Ltd.	$1,191,376

			1,191,376

		Pharmaceuticals: 7.0%
28,705		Abbott Laboratories	1,611,786
18,830	@	Barr Pharmaceuticals, Inc.	999,873
20,340		Eli Lilly & Co.	1,085,953
19,069		Merck & Co., Inc.	1,108,100
53,285		Pfizer, Inc.	1,211,168
2,242	@@	Roche Holding AG	387,565
8,163	@@	Roche Holding Ltd. ADR	705,155
67,609		Schering-Plough Corp.	1,801,104
13,551	@@	Teva Pharmaceutical Industries Ltd. ADR	629,850

			9,540,554

		Retail: 7.1%
9,551		Barnes & Noble, Inc.	329,032
21,331	@	Coach, Inc.	652,302
23,193		CVS Caremark Corp.	921,922
25,315		JC Penney Co., Inc.	1,113,607
7,990		Liz Claiborne, Inc.	162,597
35,457		Lowe’s Cos., Inc.	802,037
28,872		Nordstrom, Inc.	1,060,469
19,137		Staples, Inc.	441,491
42,089		Target Corp.	2,104,450
52,869		Walgreen Co.	2,013,252

			9,601,159

		Semiconductors: 3.4%
43,545		Applied Materials, Inc.	773,359
68,612		Intel Corp.	1,829,196
58,826		Texas Instruments, Inc.	1,964,788

			4,567,343

		Software: 3.1%
22,470	@	Adobe Systems, Inc.	960,143
21,991		Automatic Data Processing, Inc.	979,259
9,124	@	Fiserv, Inc.	506,291
48,372		Microsoft Corp.	1,722,043

			4,167,736

		Telecommunications: 7.6%
88,733		AT&T, Inc.	3,687,743
36,778	@	Cisco Systems, Inc.	995,580
17,934		Corning, Inc.	430,237
79,975		Motorola, Inc.	1,282,799
73,269	@@	Nokia OYJ ADR	2,812,797
20,582		Verizon Communications, Inc.	899,228
15,797		Windstream Corp.	205,677

			10,314,061

		Transportation: 3.6%
13,598		Burlington Northern Santa Fe Corp.	1,131,762
21,076	@@	Canadian National Railway Co.	989,097
54,171		Norfolk Southern Corp.	2,732,385

			4,853,244

		Total Common Stock (Cost $114,933,347)	133,620,952

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 0.6%

		U.S. Government Agency Obligations: 0.6%
$894,000	Z	Federal Home Loan Bank, 3.050%, due 01/02/08	$893,849

		Total Short-Term Investments (Cost $893,849)	893,849

	Total Investments in Securities
	(Cost $115,827,196)*	99.2%	$134,514,801
	Other Assets and Liabilities - Net	0.8	1,050,287

	Net Assets	100.0%	$135,565,088

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $116,246,736.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$24,504,498
Gross Unrealized Depreciation	(6,236,433)

Net Unrealized Appreciation	$18,268,065

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Pioneer Mid Cap Value Portfolio
as of December 31, 2007

Shares			Value

COMMON STOCK: 91.4%

		Advertising: 2.0%
2,452,306	@,L	Interpublic Group of Cos., Inc.	$19,888,200

			19,888,200

		Aerospace/Defense: 1.7%
159,343		L-3 Communications Holdings, Inc.	16,880,797

			16,880,797

		Agriculture: 2.2%
258,242		Loews Corp.	22,028,043

			22,028,043

		Banks: 2.6%
204,971		Keycorp.	4,806,570
126,376		Marshall & Ilsley Corp.	3,346,436
185,503		PNC Financial Services Group, Inc.	12,178,272
127,490	L	Zions Bancorp.	5,952,508

			26,283,786

		Beverages: 2.0%
136,900		Anheuser-Busch Cos., Inc.	7,165,346
248,498	L	Molson Coors Brewing Co.	12,827,467

			19,992,813

		Chemicals: 2.4%
97,288		Air Products & Chemicals, Inc.	9,595,515
299,863		International Flavors & Fragrances, Inc.	14,432,406

			24,027,921

		Commercial Services: 1.6%
444,500	L	Equifax, Inc.	16,162,020

			16,162,020

		Computers: 7.5%
302,768	@	Computer Sciences Corp.	14,977,933
430,400	@	Dell, Inc.	10,549,104
431,673	L	Imation Corp.	9,065,133
678,430	@	NCR Corp.	17,028,593
430,550	@,L	Sun Microsystems, Inc.	7,805,872
599,430	@	Teradata Corp.	16,430,376

			75,857,011

		Cosmetics/Personal Care: 1.5%
340,700		Estee Lauder Cos., Inc.	14,857,927

			14,857,927

		Distribution/Wholesale: 1.7%
199,675		WW Grainger, Inc.	17,475,556

			17,475,556

		Diversified Financial Services: 2.3%
388,130	L	First Marblehead Corp.	5,938,389
242,264		Legg Mason, Inc.	17,721,612

			23,660,001

		Electric: 8.8%
320,504		American Electric Power Co., Inc.	14,922,666
344,757		Edison International	18,399,681
187,529		FirstEnergy Corp.	13,565,848
155,859	@,L	NRG Energy, Inc.	6,754,929
365,932		NSTAR	13,254,057
134,962		PPL Corp.	7,030,171
150,853		Public Service Enterprise Group, Inc.	14,819,799

			88,747,151

		Electronics: 1.2%
206,215		PerkinElmer, Inc.	5,365,714
146,971	@	Thomas & Betts Corp.	7,207,458

			12,573,172

		Engineering & Construction: 1.0%
249,894	@	KBR, Inc.	9,695,887

			9,695,887

		Environmental Control: 3.0%
440,434		Republic Services, Inc.	13,807,606
517,668		Waste Management, Inc.	16,912,214

			30,719,820

		Food: 4.3%
712,721	L	Kroger Co.	19,036,778
438,479		Safeway, Inc.	15,000,367
145,451	@,L	Winn-Dixie Stores, Inc.	2,453,758
128,044		WM Wrigley Jr. Co.	7,496,976

			43,987,879

		Gas: 1.2%
205,000		Sempra Energy	12,685,400

			12,685,400

		Healthcare — Products: 1.6%
435,594	L	Cooper Cos., Inc.	16,552,572

			16,552,572

		Healthcare — Services: 3.7%
328,377		Aetna, Inc.	18,957,204
245,342	@,L	Laboratory Corp. of America Holdings	18,530,681

			37,487,885

		Home Builders: 0.5%
402,300	L	D.R. Horton, Inc.	5,298,291

			5,298,291

		Home Furnishings: 1.0%
135,900		Harman International Industries, Inc.	10,017,189

			10,017,189

		Household Products/Wares: 2.1%
260,600	L	Avery Dennison Corp.	13,848,284
96,796		Fortune Brands, Inc.	7,004,159

			20,852,443

		Insurance: 7.6%
370,611		AON Corp.	17,674,439
759,441	L	Progressive Corp.	14,550,890
224,318	@@,L	RenaissanceRe Holdings Ltd.	13,512,916
1,319,202		UnumProvident Corp.	31,383,816

			77,122,061

		Leisure Time: 0.5%
116,872		Carnival Corp.	5,199,635

			5,199,635

		Media: 1.8%
419,468	@	Viacom — Class B	18,423,035

			18,423,035

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Pioneer Mid Cap Value Portfolio
as of December 31, 2007 (continued)

Shares			Value

		Mining: 2.5%
115,386		Freeport-McMoRan Copper & Gold, Inc.	$11,820,142
278,803		Newmont Mining Corp.	13,613,950

			25,434,092

		Miscellaneous Manufacturing: 1.0%
235,257		Crane Co.	10,092,525

			10,092,525

		Office/Business Equip: 1.4%
872,697		Xerox Corp.	14,128,964

			14,128,964

		Oil & Gas: 5.5%
194,774		Hess Corp.	19,644,906
156,850		Marathon Oil Corp.	9,545,891
232,094	@	Plains Exploration & Production Co.	12,533,076
302,675		Tesoro Petroleum Corp.	14,437,598

			56,161,471

		Oil & Gas Services: 1.2%
173,133	@	Weatherford International Ltd.	11,876,924

			11,876,924

		Packaging & Containers: 1.7%
388,669		Ball Corp.	17,490,105

			17,490,105

		Pharmaceuticals: 3.3%
290,800	@,L	Barr Pharmaceuticals, Inc.	15,441,480
771,111	L	Omnicare, Inc.	17,589,042

			33,030,522

		Pipelines: 3.0%
743,700		El Paso Corp.	12,821,388
320,499		Questar Corp.	17,338,996

			30,160,384

		Retail: 2.9%
566,068		Gap, Inc.	12,045,927
117,035		JC Penney Co., Inc.	5,148,370
116,287	@,L	Sears Holding Corp.	11,867,088

			29,061,385

		Savings & Loans: 0.4%
299,715		Hudson City Bancorp., Inc.	4,501,719

			4,501,719

		Semiconductors: 1.8%
696,800	@,@@	Infineon Technologies AG ADR	8,110,752
472,069		National Semiconductor Corp.	10,687,642

			18,798,394

		Transportation: 0.9%
206,325		CSX Corp.	9,074,174

			9,074,174

		Total Common Stock (Cost $898,389,817)	926,287,154

REAL ESTATE INVESTMENT TRUSTS: 4.6%

		Hotels: 0.8%
466,125		Host Hotels & Resorts, Inc.	7,942,770

			7,942,770

		Mortgage: 1.4%
785,261		Annaly Capital Management, Inc.	14,276,045

			14,276,045

		Office Property: 0.7%
78,000		Boston Properties, Inc.	7,161,180

			7,161,180

		Storage: 0.8%
114,300	L	Public Storage, Inc.	8,390,763

			8,390,763

		Warehouse/Industrial: 0.9%
146,300	L	Prologis	9,272,494

			9,272,494

		Total Real Estate Investment Trusts (Cost $46,732,052)	47,043,252

		Total Long-Term Investments (Cost $945,121,869)	973,330,406

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 16.4%

		U.S. Government Agency Obligations: 3.1%
$30,865,000	Z	Federal Home Loan Bank, 3.050%, due 01/02/08	$30,859,770

		Total U.S. Government Agency Obligations (Cost $30,859,770)	30,859,770

		Securities Lending CollateralCC: 13.3%
134,903,959		Bank of New York Mellon Corp. Institutional Cash Reserves	134,903,959

		Total Securities Lending Collateral (Cost $134,903,959)	134,903,959

		Total Short-Term Investments (Cost $165,763,729)	165,763,729

	Total Investments in Securities
	(Cost $1,110,885,598)*	112.4%	$1,139,094,135
	Other Assets and Liabilities - Net	(12.4)	(125,833,348)

	Net Assets	100.0%	$1,013,260,787

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2007.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $1,112,712,328.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$99,755,130
Gross Unrealized Depreciation	(73,373,323)

Net Unrealized Appreciation	$26,381,807

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Stock Index Portfolio
as of December 31, 2007

Shares			Value

COMMON STOCK: 95.9%

		Advertising: 0.1%
17,325	@,L	Interpublic Group of Cos., Inc.	$140,506
12,062		Omnicom Group	573,307

			713,813

		Aerospace/Defense: 2.3%
28,582		Boeing Co.	2,499,782
14,751		General Dynamics Corp.	1,312,691
4,619		Goodrich Corp.	326,148
4,690		L-3 Communications Holdings, Inc.	496,859
12,757		Lockheed Martin Corp.	1,342,802
12,390		Northrop Grumman Corp.	974,350
15,737		Raytheon Co.	955,236
5,948		Rockwell Collins, Inc.	428,078
36,286		United Technologies Corp.	2,777,330

			11,113,276

		Agriculture: 1.6%
77,492		Altria Group, Inc.	5,856,845
23,680	L	Archer-Daniels-Midland Co.	1,099,462
6,272	L	Reynolds American, Inc.	413,701
5,736	L	UST, Inc.	314,333

			7,684,341

		Airlines: 0.1%
26,952	L	Southwest Airlines Co.	328,814

			328,814

		Apparel: 0.2%
14,170		Nike, Inc.	910,281
3,251		VF Corp.	223,214

			1,133,495

		Auto Manufacturers: 0.4%
77,718	@,L	Ford Motor Co.	523,042
20,781	L	General Motors Corp.	517,239
13,499	L	Paccar, Inc.	735,426

			1,775,707

		Auto Parts & Equipment: 0.2%
8,862	@,L	Goodyear Tire & Rubber Co.	250,086
21,846		Johnson Controls, Inc.	787,330

			1,037,416

		Banks: 5.2%
163,189		Bank of America Corp.	6,733,178
41,862		Bank of New York Mellon Corp.	2,041,191
20,243		BB&T Corp.	620,853
14,356	L	Capital One Financial Corp.	678,465
5,589	L	Comerica, Inc.	243,289
7,095		Commerce Bancorp., Inc.	270,603
19,639		Fifth Third Bancorp.	493,528
4,719	L	First Horizon National Corp.	85,650
13,362	L	Huntington Bancshares, Inc.	197,223
14,352		Keycorp.	336,554
2,706		M&T Bank Corp.	220,728
9,440		Marshall & Ilsley Corp.	249,971
23,300	L	National City Corp.	383,518
7,023		Northern Trust Corp.	537,821
12,858		PNC Financial Services Group, Inc.	844,128
25,554		Regions Financial Corp.	604,352
14,269		State Street Corp.	1,158,643
12,800	L	SunTrust Bank	799,872
63,493		US Bancorp.	2,015,268
72,651	L	Wachovia Corp.	2,762,918
124,182		Wells Fargo & Co.	3,749,055
3,988		Zions Bancorp.	186,200

			25,213,008

		Beverages: 2.4%
27,000		Anheuser-Busch Cos., Inc.	1,413,180
3,135		Brown-Forman Corp.	232,335
73,147		Coca-Cola Co.	4,489,031
10,612		Coca-Cola Enterprises, Inc.	276,230
7,065	@,L	Constellation Brands, Inc.	167,017
5,086	L	Molson Coors Brewing Co.	262,539
5,097		Pepsi Bottling Group, Inc.	201,128
59,219		PepsiCo, Inc.	4,494,722

			11,536,182

		Biotechnology: 0.8%
40,059	@	Amgen, Inc.	1,860,340
10,870	@	Biogen Idec, Inc.	618,720
14,260	@,L	Celgene Corp.	658,955
9,786	@	Genzyme Corp.	728,470
1,999	@,L	Millipore Corp.	146,287

			4,012,772

		Building Materials: 0.1%
13,584		Masco Corp.	293,550
6,267	L	Trane, Inc.	292,732

			586,282

		Chemicals: 1.8%
7,915		Air Products & Chemicals, Inc.	780,656
2,059		Ashland, Inc.	97,658
34,778		Dow Chemical Co.	1,370,949
3,013	L	Eastman Chemical Co.	184,064
6,400		Ecolab, Inc.	327,744
33,043		EI DuPont de Nemours & Co.	1,456,866
4,176		Hercules, Inc.	80,806
2,943		International Flavors & Fragrances, Inc.	141,647
20,159		Monsanto Co.	2,251,559
5,974		PPG Industries, Inc.	419,554
11,638		Praxair, Inc.	1,032,407
4,700	L	Rohm & Haas Co.	249,429
3,761	L	Sherwin-Williams Co.	218,288
4,794	L	Sigma-Aldrich Corp.	261,752

			8,873,379

		Coal: 0.2%
6,695	L	Consol Energy, Inc.	478,826
9,720	L	Peabody Energy Corp.	599,141

			1,077,967

		Commercial Services: 0.6%
5,026	@	Apollo Group, Inc. — Class A	352,574
4,827	@	Convergys Corp.	79,452
4,906	L	Equifax, Inc.	178,382
11,918	L	H&R Block, Inc.	221,317
10,706		McKesson Corp.	701,350
4,750	@	Monster Worldwide, Inc.	153,900
7,939	L	Moody’s Corp.	283,422
5,949		Robert Half International, Inc.	160,861
7,887		RR Donnelley & Sons Co.	297,655
27,591		Western Union Co.	669,909

			3,098,822

		Computers: 4.7%
3,647	@	Affiliated Computer Services, Inc.	164,480
32,169	@	Apple, Inc.	6,372,036
10,700	@,L	Cognizant Technology Solutions Corp.	363,158
6,379	@	Computer Sciences Corp.	315,569
82,416	@	Dell, Inc.	2,020,016
18,815		Electronic Data Systems Corp.	390,035
77,172	@	EMC Corp.	1,429,997
94,784		Hewlett-Packard Co.	4,784,696
50,655	L	International Business Machines Corp.	5,475,806

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Stock Index Portfolio
as of December 31, 2007 (continued)

Shares			Value

		Computers (continued)
3,421	@,L	Lexmark International, Inc.	$119,256
12,626	@,L	Network Appliance, Inc.	315,145
8,425	@,L	Sandisk Corp.	279,457
30,436	@,L	Sun Microsystems, Inc.	551,805
6,600	@,L	Teradata Corp.	180,906
12,759	@,L	Unisys Corp.	60,350

			22,822,712

		Cosmetics/Personal Care: 2.2%
15,703		Avon Products, Inc.	620,740
18,675		Colgate-Palmolive Co.	1,455,903
4,185	L	Estee Lauder Cos., Inc.	182,508
114,127		Procter & Gamble Co.	8,379,204

			10,638,355

		Distribution/Wholesale: 0.1%
6,167		Genuine Parts Co.	285,532
2,450		WW Grainger, Inc.	214,424

			499,956

		Diversified Financial Services: 6.3%
42,974		American Express Co.	2,235,507
8,558		Ameriprise Financial, Inc.	471,631
4,212	L	Bear Stearns Cos., Inc.	371,709
34,343		Charles Schwab Corp.	877,464
6,985		CIT Group, Inc.	167,850
183,601		Citigroup, Inc.	5,405,213
2,070		CME Group, Inc.	1,420,020
21,311	L	Countrywide Financial Corp.	190,520
17,588		Discover Financial Services	265,227
15,607	@,L	E*Trade Financial Corp.	55,405
36,002		Fannie Mae	1,439,360
3,179	L	Federated Investors, Inc.	130,848
5,919		Franklin Resources, Inc.	677,311
24,326	L	Freddie Mac	828,787
14,603		Goldman Sachs Group, Inc.	3,140,375
2,600	@,L	IntercontinentalExchange, Inc.	500,500
5,632	L	Janus Capital Group, Inc.	185,011
123,546		JPMorgan Chase & Co.	5,392,783
4,945		Legg Mason, Inc.	361,727
19,412	L	Lehman Brothers Holdings, Inc.	1,270,321
31,474		Merrill Lynch & Co., Inc.	1,689,524
38,976		Morgan Stanley	2,070,015
9,700		Nyse Euronext	851,369
18,963		SLM Corp.	381,915
9,710		T. Rowe Price Group, Inc.	591,145

			30,971,537

		Electric: 3.3%
24,563	@	AES Corp.	525,403
6,076		Allegheny Energy, Inc.	386,494
7,709	L	Ameren Corp.	417,905
14,673		American Electric Power Co., Inc.	683,175
11,811		Centerpoint Energy, Inc.	202,322
8,297		CMS Energy Corp.	144,202
9,900		Consolidated Edison, Inc.	483,615
6,637		Constellation Energy Group, Inc.	680,492
21,470	L	Dominion Resources, Inc.	1,018,752
5,969	L	DTE Energy Co.	262,397
46,443		Duke Energy Corp.	936,755
18,224	@	Dynegy, Inc. — Class A	130,119
12,002		Edison International	640,547
7,086		Entergy Corp.	846,919
24,248		Exelon Corp.	1,979,607
11,221		FirstEnergy Corp.	811,727
14,986		FPL Group, Inc.	1,015,751
2,794		Integrys Energy Group, Inc.	144,422
7,300		Pepco Holdings, Inc.	214,109
13,033		PG&E Corp.	561,592
3,691	L	Pinnacle West Capital Corp.	156,535
13,693		PPL Corp.	713,268
9,511		Progress Energy, Inc.	460,618
9,310		Public Service Enterprise Group, Inc.	914,614
27,856	L	Southern Co.	1,079,420
7,771	L	TECO Energy, Inc.	133,739
15,437		Xcel Energy, Inc.	348,413

			15,892,912

		Electrical Components & Equipment: 0.4%
28,993		Emerson Electric Co.	1,642,743
5,270		Molex, Inc.	143,871

			1,786,614

		Electronics: 0.6%
14,222	@	Agilent Technologies, Inc.	522,516
6,163	L	Applera Corp. — Applied Biosystems Group	209,049
7,735	L	Jabil Circuit, Inc.	118,113
4,319		PerkinElmer, Inc.	112,380
15,503	@	Thermo Electron Corp.	894,213
18,275	@@	Tyco Electronics Ltd.	678,551
3,691	@	Waters Corp.	291,847

			2,826,669

		Engineering & Construction: 0.2%
3,209		Fluor Corp.	467,615
4,500	@	Jacobs Engineering Group, Inc.	430,245

			897,860

		Entertainment: 0.1%
11,630		International Game Technology	510,906

			510,906

		Environmental Control: 0.1%
10,682	@,L	Allied Waste Industries, Inc.	117,716
18,686		Waste Management, Inc.	610,472

			728,188

		Food: 1.7%
8,200		Campbell Soup Co.	292,986
17,901		ConAgra Foods, Inc.	425,865
4,920	@,L	Dean Foods Co.	127,231
12,357		General Mills, Inc.	704,349
6,204	L	Hershey Co.	244,438
11,681		HJ Heinz Co.	545,269
9,680	L	Kellogg Co.	507,522
56,900		Kraft Foods, Inc.	1,856,647
25,092		Kroger Co.	670,207
4,768		McCormick & Co., Inc.	180,755
16,306		Safeway, Inc.	557,828
26,684		Sara Lee Corp.	428,545
7,833		Supervalu, Inc.	293,894
22,354		Sysco Corp.	697,668
10,020		Tyson Foods, Inc.	153,607
5,200	L	Whole Foods Market, Inc.	212,160
8,081		WM Wrigley Jr. Co.	473,143

			8,372,114

		Forest Products & Paper: 0.3%
15,722		International Paper Co.	509,078
6,768		MeadWestvaco Corp.	211,838
7,780		Weyerhaeuser Co.	573,697

			1,294,613

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Stock Index Portfolio
as of December 31, 2007 (continued)

Shares			Value

		Gas: 0.2%
1,723		Nicor, Inc.	$72,969
10,026		NiSource, Inc.	189,391
9,567		Sempra Energy	592,006

			854,366

		Hand/Machine Tools: 0.1%
2,292		Black & Decker Corp.	159,638
2,149		Snap-On, Inc.	103,668
3,007		Stanley Works	145,779

			409,085

		Healthcare — Products: 3.1%
23,336		Baxter International, Inc.	1,354,655
8,987		Becton Dickinson & Co.	751,133
49,292	@	Boston Scientific Corp.	573,266
18,275	@@	Covidien Ltd.	809,400
3,721		CR Bard, Inc.	352,751
105,220		Johnson & Johnson	7,018,174
41,623		Medtronic, Inc.	2,092,388
5,185	@,L	Patterson Cos., Inc.	176,031
12,551	@	St. Jude Medical, Inc.	510,073
8,733		Stryker Corp.	652,530
4,600	@,L	Varian Medical Systems, Inc.	239,936
8,643	@	Zimmer Holdings, Inc.	571,734

			15,102,071

		Healthcare — Services: 1.5%
18,364		Aetna, Inc.	1,060,154
5,675	@	Coventry Health Care, Inc.	336,244
6,268	@	Humana, Inc.	472,043
4,160	@,L	Laboratory Corp. of America Holdings	314,205
5,761		Quest Diagnostics	304,757
17,403	@,L	Tenet Healthcare Corp.	88,407
47,549		UnitedHealth Group, Inc.	2,767,352
20,979	@	WellPoint, Inc.	1,840,488

			7,183,650

		Holding Companies — Diversified: 0.1%
6,200	L	Leucadia National Corp.	292,020

			292,020

		Home Builders: 0.1%
4,547	L	Centex Corp.	114,857
10,115	L	D.R. Horton, Inc.	133,215
2,862	L	KB Home	61,819
5,175	L	Lennar Corp.	92,581
7,894	L	Pulte Homes, Inc.	83,203

			485,675

		Home Furnishings: 0.1%
2,260		Harman International Industries, Inc.	166,585
2,856	L	Whirlpool Corp.	233,135

			399,720

		Household Products/Wares: 0.4%
3,933	L	Avery Dennison Corp.	209,000
5,127		Clorox Co.	334,127
5,628		Fortune Brands, Inc.	407,242
15,537		Kimberly-Clark Corp.	1,077,336

			2,027,705

		Housewares: 0.1%
10,253		Newell Rubbermaid, Inc.	265,348

			265,348

		Insurance: 4.3%
12,081	@@	ACE Ltd.	746,364
17,891		Aflac, Inc.	1,120,513
21,003		Allstate Corp.	1,096,987
3,666	L	AMBAC Financial Group, Inc.	94,473
93,196		American International Group, Inc.	5,433,327
10,792		AON Corp.	514,670
3,500		Assurant, Inc.	234,150
14,187		Chubb Corp.	774,326
10,268		Cigna Corp.	551,700
6,129		Cincinnati Financial Corp.	242,341
16,040		Genworth Financial, Inc.	408,218
11,554		Hartford Financial Services Group, Inc.	1,007,393
9,879		Lincoln National Corp.	575,155
16,101		Loews Corp.	810,524
19,098		Marsh & McLennan Cos., Inc.	505,524
4,549	L	MBIA, Inc.	84,748
27,206	L	Metlife, Inc.	1,676,434
3,022	L	MGIC Investment Corp.	67,783
9,616		Principal Financial Group, Inc.	661,965
25,641	L	Progressive Corp.	491,282
16,778		Prudential Financial, Inc.	1,561,025
3,479		Safeco Corp.	193,711
3,379		Torchmark Corp.	204,531
23,743		Travelers Cos., Inc.	1,277,373
13,227		UnumProvident Corp.	314,670
6,499	@@	XL Capital Ltd.	326,965

			20,976,152

		Internet: 2.2%
6,100	@,L	Akamai Technologies, Inc.	211,060
11,285	@	Amazon.com, Inc.	1,045,442
41,807	@,L	eBay, Inc.	1,387,574
7,700	@,L	Expedia, Inc.	243,474
8,495	@	Google, Inc. — Class A	5,874,123
6,770	@,L	IAC/InterActiveCorp.	182,248
31,865	@	Symantec Corp.	514,301
8,200	@,L	VeriSign, Inc.	308,402
49,073	@,L	Yahoo!, Inc.	1,141,438

			10,908,062

		Investment Companies: 0.0%
7,000	L	American Capital Strategies Ltd.	230,720

			230,720

		Iron/Steel: 0.3%
3,700		Allegheny Technologies, Inc.	319,680
10,597		Nucor Corp.	627,554
4,346		United States Steel Corp.	525,475

			1,472,709

		Leisure Time: 0.2%
3,180	L	Brunswick Corp.	54,219
16,015	L	Carnival Corp.	712,507
8,890		Harley-Davidson, Inc.	415,252

			1,181,978

		Lodging: 0.3%
6,877		Harrah’s Entertainment, Inc.	610,334
11,542		Marriott International, Inc.	394,506
7,324		Starwood Hotels & Resorts Worldwide, Inc.	322,476
6,534		Wyndham Worldwide Corp.	153,941

			1,481,257

		Machinery — Construction & Mining: 0.4%
23,380		Caterpillar, Inc.	1,696,453
3,700	@	Terex Corp.	242,609

			1,939,062

		Machinery — Diversified: 0.5%
3,732		Cummins, Inc.	475,345
16,228		Deere & Co.	1,511,151

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Stock Index Portfolio
as of December 31, 2007 (continued)

Shares			Value

		Machinery — Diversified (continued)
4,800		Manitowoc Co., Inc.	$234,384
5,512		Rockwell Automation, Inc.	380,108

			2,600,988

		Media: 2.6%
25,150		CBS Corp. — Class B	685,338
18,292		Clear Channel Communications, Inc.	631,440
112,963	@,L	Comcast Corp. — Class A	2,062,704
26,420	@	DIRECTV Group, Inc.	610,830
3,285	L	EW Scripps Co.	147,858
8,523	L	Gannett Co., Inc.	332,397
12,097		McGraw-Hill Cos., Inc.	529,970
1,333		Meredith Corp.	73,288
5,314		New York Times Co.	93,154
85,025		News Corp. — Class A	1,742,162
132,953		Time Warner, Inc.	2,195,054
24,120	@	Viacom — Class B	1,059,350
69,949	L	Walt Disney Co.	2,257,954
220		Washington Post	174,115

			12,595,614

		Metal Fabricate/Hardware: 0.1%
5,100		Precision Castparts Corp.	707,370

			707,370

		Mining: 0.8%
31,158		Alcoa, Inc.	1,138,825
14,110		Freeport-McMoRan Copper & Gold, Inc.	1,445,428
16,568		Newmont Mining Corp.	809,015
3,200	L	Titanium Metals Corp.	84,640
3,900	L	Vulcan Materials Co.	308,451

			3,786,359

		Miscellaneous Manufacturing: 4.9%
26,262		3M Co.	2,214,412
6,590		Cooper Industries Ltd.	348,479
9,333		Danaher Corp.	818,877
7,233		Dover Corp.	333,369
10,680	L	Eastman Kodak Co.	233,572
5,395		Eaton Corp.	523,045
371,400		General Electric Co.	13,767,798
27,442		Honeywell International, Inc.	1,689,604
15,186		Illinois Tool Works, Inc.	813,058
9,935	@@	Ingersoll-Rand Co.	461,679
6,638		ITT Corp.	438,374
6,211	L	Leggett & Platt, Inc.	108,320
4,552		Pall Corp.	183,537
6,145	L	Parker Hannifin Corp.	462,780
9,184		Textron, Inc.	654,819
18,175	@@	Tyco International Ltd.	720,639

			23,772,362

		Office/Business Equip: 0.2%
8,054		Pitney Bowes, Inc.	306,374
34,002		Xerox Corp.	550,492

			856,866

		Oil & Gas: 10.0%
17,178		Anadarko Petroleum Corp.	1,128,423
12,211		Apache Corp.	1,313,171
16,700		Chesapeake Energy Corp.	654,640
77,585		Chevron Corp.	7,241,008
58,844		ConocoPhillips	5,195,925
16,299		Devon Energy Corp.	1,449,144
5,300	L	ENSCO International, Inc.	315,986
9,022		EOG Resources, Inc.	805,214
200,875	S	ExxonMobil Corp.	18,819,979
10,130		Hess Corp.	1,021,712
26,134		Marathon Oil Corp.	1,590,515
6,905		Murphy Oil Corp.	585,820
10,512	@,@@,
	L	Nabors Industries Ltd.	287,924
9,872	L	Noble Corp.	557,867
6,300		Noble Energy, Inc.	500,976
30,439		Occidental Petroleum Corp.	2,343,499
5,500		Range Resources Corp.	282,480
4,072	L	Rowan Cos., Inc.	160,681
4,288		Sunoco, Inc.	310,623
5,100		Tesoro Petroleum Corp.	243,270
11,673	@,L	Transocean, Inc.	1,671,010
20,306		Valero Energy Corp.	1,422,029
17,738		XTO Energy, Inc.	911,024

			48,812,920

		Oil & Gas Services: 1.9%
11,670	L	Baker Hughes, Inc.	946,437
10,820		BJ Services Co.	262,493
32,442		Halliburton Co.	1,229,876
13,100	@	National Oilwell Varco, Inc.	962,326
43,882		Schlumberger Ltd.	4,316,672
7,336		Smith International, Inc.	541,764
12,340	@,L	Weatherford International Ltd.	846,524

			9,106,092

		Packaging & Containers: 0.1%
3,646		Ball Corp.	164,070
3,626	L	Bemis Co.	99,280
4,861	@	Pactiv Corp.	129,448
5,960	L	Sealed Air Corp.	137,914

			530,712

		Pharmaceuticals: 5.6%
56,828		Abbott Laboratories	3,190,892
11,262		Allergan, Inc.	723,471
6,212		AmerisourceBergen Corp.	278,732
3,910	@	Barr Pharmaceuticals, Inc.	207,621
72,818		Bristol-Myers Squibb Co.	1,931,133
13,322		Cardinal Health, Inc.	769,346
36,293		Eli Lilly & Co.	1,937,683
9,306	@,L	Express Scripts, Inc.	679,338
11,504	@	Forest Laboratories, Inc.	419,321
34,300	@	Gilead Sciences, Inc.	1,578,143
5,816	@	Hospira, Inc.	247,994
9,000	@,L	King Pharmaceuticals, Inc.	92,160
9,844	@	Medco Health Solutions, Inc.	998,182
80,047		Merck & Co., Inc.	4,651,531
11,163	L	Mylan Laboratories	156,952
251,177		Pfizer, Inc.	5,709,253
59,430		Schering-Plough Corp.	1,583,215
3,778	@	Watson Pharmaceuticals, Inc.	102,535
49,241		Wyeth	2,175,960

			27,433,462

		Pipelines: 0.4%
25,804		El Paso Corp.	444,861
6,300		Questar Corp.	340,830
23,221	L	Spectra Energy Corp.	599,566
21,786		Williams Cos., Inc.	779,503

			2,164,760

		Real Estate: 0.0%
7,200	@,L	CB Richard Ellis Group, Inc.	155,160

			155,160

		Retail: 4.9%
3,200		Abercrombie & Fitch Co.	255,904
5,130	@,L	Autonation, Inc.	80,336
1,667	@	Autozone, Inc.	199,890
9,724	@,L	Bed Bath & Beyond, Inc.	285,788
12,855		Best Buy Co., Inc.	676,816
3,312	@,L	Big Lots, Inc.	52,959
6,260		Circuit City Stores, Inc.	26,292

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Stock Index Portfolio
as of December 31, 2007 (continued)

Shares			Value

		Retail (continued)
13,615	@	Coach, Inc.	$416,347
15,900		Costco Wholesale Corp.	1,109,184
54,247		CVS Caremark Corp.	2,156,318
5,269		Darden Restaurants, Inc.	146,004
2,112		Dillard’s, Inc.	39,663
5,143	L	Family Dollar Stores, Inc.	98,900
5,900	@	GameStop Corp.	366,449
17,112		Gap, Inc.	364,143
62,100		Home Depot, Inc.	1,672,974
8,222		JC Penney Co., Inc.	361,686
3,091		Jones Apparel Group, Inc.	49,425
11,553	@	Kohl’s Corp.	529,127
11,438	L	Limited Brands, Inc.	216,521
3,613	L	Liz Claiborne, Inc.	73,525
53,752	L	Lowe’s Cos., Inc.	1,215,870
15,859		Macy’s, Inc.	410,272
43,556		McDonald’s Corp.	2,565,884
6,869	L	Nordstrom, Inc.	252,298
9,954	@	Office Depot, Inc.	138,460
2,789		OfficeMax, Inc.	57,621
2,200	L	Polo Ralph Lauren Corp.	135,938
4,843	L	RadioShack Corp.	81,653
2,682	@,L	Sears Holding Corp.	273,698
26,019	L	Staples, Inc.	600,258
26,851	@	Starbucks Corp.	549,640
30,549		Target Corp.	1,527,450
5,068		Tiffany & Co.	233,280
16,005		TJX Cos., Inc.	459,824
36,467		Walgreen Co.	1,388,663
86,873		Wal-Mart Stores, Inc.	4,129,074
3,172		Wendy’s International, Inc.	81,964
18,710		Yum! Brands, Inc.	716,032

			23,996,130

		Savings & Loans: 0.2%
19,100		Hudson City Bancorp., Inc.	286,882
13,338	L	Sovereign Bancorp., Inc.	152,053
31,988	L	Washington Mutual, Inc.	435,357

			874,292

		Semiconductors: 2.6%
22,262	@,L	Advanced Micro Devices, Inc.	166,965
12,360		Altera Corp.	238,795
11,226		Analog Devices, Inc.	355,864
50,643	L	Applied Materials, Inc.	899,420
17,286	@	Broadcom Corp.	451,856
214,932		Intel Corp.	5,730,087
6,694		KLA-Tencor Corp.	322,383
8,276	L	Linear Technology Corp.	263,425
25,965	@,L	LSI Logic Corp.	137,874
8,400	@	MEMC Electronic Materials, Inc.	743,316
7,900	L	Microchip Technology, Inc.	248,218
28,015	@,L	Micron Technology, Inc.	203,109
8,682		National Semiconductor Corp.	196,560
4,199	@	Novellus Systems, Inc.	115,766
20,413	@	Nvidia Corp.	694,450
5,084	@	QLogic Corp.	72,193
6,342	@,L	Teradyne, Inc.	65,576
51,360		Texas Instruments, Inc.	1,715,424
10,847		Xilinx, Inc.	237,224

			12,858,505

		Software: 4.0%
21,051	@	Adobe Systems, Inc.	899,509
8,502	@	Autodesk, Inc.	423,060
19,446		Automatic Data Processing, Inc.	865,930
7,178	@	BMC Software, Inc.	255,824
14,384		CA, Inc.	358,881
6,911	@	Citrix Systems, Inc.	262,687
10,441	@	Compuware Corp.	92,716
11,593	@,L	Electronic Arts, Inc.	677,147
6,300		Fidelity National Information Services, Inc.	262,017
6,058	@	Fiserv, Inc.	336,158
7,109		IMS Health, Inc.	163,791
12,226	@,L	Intuit, Inc.	386,464
295,902		Microsoft Corp.	10,534,117
12,790	@,L	Novell, Inc.	87,867
144,904	@	Oracle Corp.	3,271,932
12,300	L	Paychex, Inc.	445,506
7,500		Total System Services, Inc.	210,000

			19,533,606

		Telecommunications: 6.0%
14,900	@	American Tower Corp.	634,740
222,927		AT&T, Inc.	9,264,846
4,035		CenturyTel, Inc.	167,291
3,154	@,L	Ciena Corp.	107,583
223,068	@	Cisco Systems, Inc.	6,038,451
12,095		Citizens Communications Co.	153,969
57,936		Corning, Inc.	1,389,885
5,667		Embarq Corp.	280,687
8,087	@,L	JDS Uniphase Corp.	107,557
19,185	@	Juniper Networks, Inc.	636,942
83,990		Motorola, Inc.	1,347,200
60,152		Qualcomm, Inc.	2,366,981
57,692	@,L	Qwest Communications International, Inc.	404,421
104,684	L	Sprint Nextel Corp.	1,374,501
16,105	@,L	Tellabs, Inc.	105,327
106,336		Verizon Communications, Inc.	4,645,820
17,590		Windstream Corp.	229,022

			29,255,223

		Textiles: 0.0%
5,016		Cintas Corp.	168,638

			168,638

		Toys/Games/Hobbies: 0.1%
5,423		Hasbro, Inc.	138,720
13,500		Mattel, Inc.	257,040

			395,760

		Transportation: 1.6%
10,993		Burlington Northern Santa Fe Corp.	914,947
6,200		CH Robinson Worldwide, Inc.	335,544
15,392		CSX Corp.	676,940
7,900	L	Expeditors International Washington, Inc.	352,972
11,435	L	FedEx Corp.	1,019,659
14,214		Norfolk Southern Corp.	716,954
2,137	L	Ryder System, Inc.	100,460
9,599		Union Pacific Corp.	1,205,826
38,676	L	United Parcel Service, Inc. — Class B	2,735,167

			8,058,469

		Total Common Stock (Cost $389,416,215)	468,300,578

REAL ESTATE INVESTMENT TRUSTS: 0.9%

		Apartments: 0.1%
3,527		Apartment Investment & Management Co.	122,493
2,900		AvalonBay Communities, Inc.	273,006
9,947	L	Equity Residential	362,767

			758,266

		Diversified: 0.1%
4,975		Vornado Realty Trust	437,551

			437,551

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Stock Index Portfolio
as of December 31, 2007 (continued)

Shares			Value

		Forest Products & Paper: 0.0%
6,315	L	Plum Creek Timber Co., Inc.	$290,743

			290,743

		Hotels: 0.1%
19,200		Host Hotels & Resorts, Inc.	327,168

			327,168

		Office Property: 0.1%
4,295		Boston Properties, Inc.	394,324

			394,324

		Regional Malls: 0.2%
9,000	L	General Growth Properties, Inc.	370,620
8,211	L	Simon Property Group, Inc.	713,207

			1,083,827

		Shopping Centers: 0.1%
4,600		Developers Diversified Realty Corp.	176,134
9,255		Kimco Realty Corp.	336,882

			513,016

		Storage: 0.1%
4,635	L	Public Storage, Inc.	340,255

			340,255

		Warehouse/Industrial: 0.1%
9,415	L	Prologis	596,723

			596,723

		Total Real Estate Investment Trusts (Cost $4,871,856)	4,741,873

		Total Long-Term Investments (Cost $394,288,071)	473,042,451

SHORT-TERM INVESTMENTS: 13.8%

		Mutual Fund: 2.5%
12,050,000	**,S	ING Institutional Prime Money Market Fund	12,050,000

		Total Mutual Fund (Cost $12,050,000)	12,050,000

Principal
Amount			Value

		Repurchase Agreement: 0.2%
$996,000	S	Goldman Sachs Repurchase Agreement dated 12/31/07, 4.150%, due 01/02/08, $996,230 to be received upon repurchase (Collateralized by $929,000 Federal Home Loan Mortgage Corporation, 5.750%, Market Value plus accrued interest $1,016,924, due 01/15/12)	$996,000

		Total Repurchase Agreement (Cost $996,000)	996,000

		Securities Lending CollateralCC: 11.1%
54,283,294		Bank of New York Mellon Corp. Institutional Cash Reserves	54,283,294

		Total Securities Lending Collateral (Cost $54,283,294)	54,283,294

		Total Short-Term Investments (Cost $67,329,294)	67,329,294

	Total Investments in Securities
	(Cost $461,617,365)*	110.6%	$540,371,745
	Other Assets and Liabilities - Net	(10.6)	(51,917,751)

	Net Assets	100.0%	$488,453,994

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
S	All or a portion of this security is segregated for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
L	Loaned security, a portion or all of the security is on loan at December 31, 2007.
**	Investment in affiliate

*	Cost for federal income tax purposes is $462,564,885.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$107,636,807
Gross Unrealized Depreciation	(29,829,947)

Net Unrealized Appreciation	$77,806,860

ING Stock Index Portfolio Open Futures Contracts on December 31, 2007:

		Notional		Unrealized
	Number of	Market	Expiration	Appreciation/
Contract Description	Contracts	Value ($)	Date	(Depreciation)

Long Contracts
S&P 500	38	14,033,400	03/19/08	$(73,046)

$(73,046)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP Index Plus International Equity Portfolio
as of December 31, 2007

Shares			Value

COMMON STOCK: 95.2%

		Australia: 4.3%
32,183		Amcor Ltd.	$194,230
17,642		Australia & New Zealand Banking Group Ltd.	422,199
34,056		Babcock & Brown Ltd.	801,076
70,069		BHP Billiton Ltd.	2,449,474
102,155		BlueScope Steel Ltd.	857,518
4,185		Commonwealth Bank of Australia	215,773
51,537		CSL Ltd.	1,632,686
931,121		CSR Ltd.	2,521,334
43,631		Foster’s Group Ltd.	249,589
675,257		Harvey Norman Holdings Ltd.	3,990,948
181,641		Iluka Resources Ltd.	729,655
35,643		Lion Nathan Ltd.	299,280
118,842		Macquarie Airports Management Ltd.	419,749
154,142		Macquarie Infrastructure Group	407,689
5,951		National Australia Bank Ltd.	196,023
36,424	@	Paladin Resources Ltd.	212,834
108,563		PaperlinX Ltd.	253,561
319,329		Qantas Airways Ltd.	1,517,240
97,899		QBE Insurance Group Ltd.	2,842,279
30,714		Rio Tinto Ltd.	3,573,059
112,510		Santos Ltd.	1,382,549
25,838		Suncorp-Metway Ltd.	381,369
17,998		Toll Holdings Ltd.	179,694
32,669		Wesfarmers Ltd.	1,154,685
8,316		Westpac Banking Corp.	202,220
19,034		Woodside Petroleum Ltd.	834,294
97,323		Woolworths Ltd.	2,886,213
4,918		WorleyParsons Ltd.	221,553
317,886		Zinifex Ltd.	3,409,876

			34,438,649

		Austria: 1.7%
414,499		Immofinanz Immobilien Anlagen AG	4,187,253
35,833	@	Meinl European Land Ltd.	492,819
27,593		Raiffeisen International Bank Holding AG	4,147,130
25,530		Telekom Austria AG	705,036
50,556		Voestalpine AG	3,623,284

			13,155,522

		Belgium: 1.7%
2,249		Delhaize Group	197,436
50,669		Dexia	1,272,155
3,866		D’ieteren SA	1,389,261
94,451		Fortis	2,472,608
27,282	@	Fortis-Strip VVPR	399
7,125		Groupe Bruxelles Lambert SA	911,214
57,157		InBev NV	4,751,518
16,934		KBC Groep NV	2,383,534
2,704		Solvay SA	378,188

			13,756,313

		China: 0.1%
84,000		Tencent Holdings Ltd.	627,385

			627,385

		Denmark: 1.2%
30		AP Moller — Maersk A/S	320,379
18,175		Carlsberg A/S	2,188,025
28,000		Danske Bank A/S	1,094,451
2,700		East Asiatic Co., Ltd. A/S	209,009
85,650		Novo-Nordisk A/S	5,591,350
10,650		Sydbank A/S	456,014

			9,859,228

		Finland: 2.6%
144,045		Elisa OYJ	4,405,182
323,031		Nokia OYJ	12,409,998
18,321		Orion OYJ	429,323
43,407		Outokumpu OYJ	1,334,389
15,154		Sampo OYJ	399,961
35,544		Stora Enso OYJ (Euro Denominated Security)	530,597
24,878		UPM-Kymmene OYJ	503,396
30,228		YIT OYJ	658,015

			20,670,861

		France: 10.0%
4,623		Accor SA	369,566
6,601		Air France-KLM	230,695
32,368		AXA SA	1,290,479
82,491		BNP Paribas	8,950,282
5,122		Bouygues SA	425,603
18,320		Capgemini SA	1,151,059
45,084		Cie de Saint-Gobain	4,248,641
69,956		Credit Agricole SA	2,360,058
6,200		Electricite de France	738,497
19,601		Gaz de France	1,146,212
33,757		Lafarge SA	6,129,857
22,383		Lagardere SCA	1,676,271
1,925		L’Oreal SA	275,655
31,349		LVMH Moet Hennessy Louis Vuitton SA	3,788,506
941		Pernod-Ricard SA	217,166
59,662		Peugeot SA	4,520,887
42,463		Safran SA	870,666
53,745		Sanofi-Aventis	4,919,840
40,929		Schneider Electric SA	5,543,584
15,405		Scor SA	394,189
9,224		Societe Generale	1,334,060
116,925		Suez SA	7,958,621
21,777	@	Thomson	307,923
85,307		Total SA	7,063,458
2,640		Vallourec	714,021
2,556		Veolia Environnement	232,823
73,091		Vinci SA	5,405,505
147,013		Vivendi	6,749,821

			79,013,945

		Germany: 7.1%
7,221		Allianz AG	1,557,057
1,572		BASF AG	232,771
13,160		Bayerische Motoren Werke AG	823,835
116,443		Commerzbank AG	4,435,335
13,550		DaimlerChrysler AG	1,307,540
58,882		Deutsche Bank AG	7,695,404
162,607		Deutsche Post AG	5,535,897
16,047		E.ON AG	3,411,951
80,222		Henkel KGaA — Vorzug	4,499,092
144,896	@,L	KarstadtQuelle AG	3,440,703
15,227		Merck KGaA	1,988,674
2,316		Metro AG	194,255
1,139		Muenchener Rueckversicherungs AG	221,054
52,973		RWE AG	7,462,186
12,009		Salzgitter AG	1,780,739
73,560		Siemens AG	11,648,950

			56,235,443

		Greece: 0.6%
6,803		Alpha Bank AE	246,355
131,510		Hellenic Telecommunications Organization SA	4,810,729

			5,057,084

		Hong Kong: 1.0%
13,000		Cheung Kong Holdings Ltd.	237,503
38,500		Hong Kong Exchanges and Clearing Ltd.	1,079,301

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP Index Plus International Equity Portfolio
as of December 31, 2007 (continued)

Shares			Value

		Hong Kong (continued)
1,780,000	@	Hutchison Telecommunications International Ltd.	$2,683,133
119,000		Kingboard Chemicals Holdings	703,019
883,000	L	Melco International Development	1,319,199
211,000		New World Development Ltd.	738,714
695,000		Shui On Land Ltd.	802,412
130,000		Shun TAK Holdings Ltd.	203,190

			7,766,471

		Ireland: 0.6%
223,920		Allied Irish Banks PLC	5,115,273

			5,115,273

		Italy: 5.1%
126,166	L	Banca Monte dei Paschi di Siena S.p.A.	673,787
218,730	@	Banco Popolare Scarl	4,833,813
571,341		Enel S.p.A.	6,793,866
255,232		ENI S.p.A.	9,315,047
23,900		Fiat S.p.A	615,068
67,889		Finmeccanica S.p.A.	2,178,156
24,231		IFIL — Investments S.p.A.	226,898
31,858		Mediobanca S.p.A.	654,722
230,531		Parmalat S.p.A	890,085
94,436		Snam Rete Gas S.p.A.	603,060
1,700,000		Telecom Italia S.p.A.	5,270,522
984,712		UniCredito Italiano S.p.A.	8,099,660

			40,154,684

		Japan: 19.2%
129,500		Aeon Co., Ltd.	1,889,025
17,700		Aeon Mall Co., Ltd.	464,508
56,000		Ajinomoto Co., Inc.	633,768
58,000		Amada Co., Ltd.	503,067
11,600		Aoyama Trading Co., Ltd.	300,422
9,800		Astellas Pharma, Inc.	425,032
585,000		Bank of Yokohama Ltd.	4,075,930
89,400		Canon Sales Co., Inc.	1,661,138
136,300		Canon, Inc.	6,237,986
22,100		Casio Computer Co., Ltd.	256,983
174		Central Japan Railway Co.	1,479,006
31,000		Chiba Bank Ltd.	249,437
24,000		Chiyoda Corp.	270,663
508,000		COMSYS Holdings Corp.	4,134,834
40,000		Daicel Chemical Industries Ltd.	239,191
18,000		Daifuku Co., Ltd.	253,734
140,300		Daiichi Sankyo Co., Ltd.	4,316,876
257,000		Dowa Holdings Co., Ltd.	1,784,859
19,300		EDION Corp.	206,507
13,800		Fast Retailing Co., Ltd.	987,027
76,000		Furukawa Electric Co., Ltd.	292,800
7,300		Hikari Tsushin, Inc.	247,703
58,000		Hitachi Cable Ltd.	342,263
8,700		Hitachi Chemical Co. Ltd.	199,916
94,800		Hitachi High-Technologies Corp.	2,058,243
43,500		Hokkaido Electric Power Co., Inc.	937,688
121,900		Honda Motor Co., Ltd.	4,026,948
119		Inpex Holdings, Inc.	1,291,455
35,800		Ito En Ltd.	681,121
43,000		Joyo Bank Ltd.	240,320
12,500		JS Group Corp.	199,437
64,000		Kajima Corp.	209,104
44,000		Keisei Electric Railway Co., Ltd.	234,731
18,100		Keyence Corp.	4,444,810
189,000		Komatsu Ltd.	5,068,823
18,400		Komori Corp.	405,469
12,900		Koyo Seiko Co., Ltd.	230,558
2,600		Kyocera Corp.	229,773
9,200		Lawson, Inc.	325,949
97,200		Matsui Securities Co., Ltd.	759,128
300,000		Matsushita Electric Industrial Co., Ltd.	6,147,262
71,000		Meiji Dairies Corp.	361,697
5,500		Millea Holdings, Inc.	184,649
112,600		Mitsubishi UFJ Financial Group, Inc.	1,061,810
65,000		Mitsui Chemicals, Inc.	421,970
8,000		Mitsui Fudosan Co., Ltd.	172,532
305,000		Mitsui Mining & Smelting Co., Ltd.	1,213,991
353,000		Mitsui OSK Lines Ltd.	4,462,731
28,000		Mitsui Trust Holdings, Inc.	213,530
1,258		Mizuho Financial Group, Inc.	5,992,416
16,800		Murata Manufacturing Co., Ltd.	964,734
13,300		Namco Bandai Holdings, Inc.	206,318
87,000		Nichirei Corp.	358,250
4,500		Nintendo Co., Ltd.	2,642,184
25,000		Nippon Electric Glass Co., Ltd.	406,676
740		Nippon Telegraph & Telephone Corp.	3,678,489
244,000		Nippon Yusen KK	1,922,230
128,000		Nishi-Nippon City Bank Ltd.	317,032
22,000		Nisshinbo Industries, Inc.	268,256
21,600		Nomura Holdings, Inc.	361,905
44,000		NSK Ltd.	451,018
2,110		Obic Co., Ltd.	388,369
44,000		Okuma Corp.	465,636
71,000		Olympus Corp.	2,893,606
22,000		Onward Kashiyama Co., Ltd.	225,065
1,090		ORIX Corp.	183,324
398,000		Osaka Gas Co., Ltd.	1,565,904
22,300		Otsuka Corp.	1,904,757
33,100		Pioneer Corp.	297,522
11,000		Ricoh Co., Ltd.	200,820
248,000	@	Sanyo Electric Co., Ltd.	339,967
21		Sapporo Hokuyo Holdings, Inc.	186,554
2,857		SBI E*trade Securities Co., Ltd.	2,616,684
51,000		Sekisui House Ltd.	545,107
128,600		Seven & I Holdings Co., Ltd.	3,736,143
87,600		Shin-Etsu Chemical Co., Ltd.	5,447,950
23,300		Shinko Electric Industries	470,222
168,000		Shinko Securities Co., Ltd.	687,138
49,700		Showa Shell Sekiyu KK	548,646
5,500		SMC Corp.	654,300
49,000		Softbank Corp.	1,004,978
1,530		Softbank Investment Corp.	411,402
22,500		Sony Corp.	1,225,865
90,700		Sumco Corp.	2,579,759
219,600		Sumitomo Electric Industries Ltd.	3,463,430
52,000		Sumitomo Heavy Industries	474,115
228,000		Sumitomo Metal Mining Co., Ltd.	3,854,687
842		Sumitomo Mitsui Financial Group, Inc.	6,231,034
292,000		Sumitomo Trust & Banking Co., Ltd.	1,924,498
128,000		Suruga Bank Ltd.	1,392,478
75,000		Taisei Corp.	201,718
49,000		Taiyo Yuden Co., Ltd.	782,825
19,500		Takeda Pharmaceutical Co., Ltd.	1,139,207
33,000		THK Co., Ltd.	666,981
23,800		Tokai Rika Co., Ltd.	733,775
34,000		Tokuyama Corp.	339,237
918,000		Tokyo Gas Co., Ltd.	4,288,279
22,000		Tokyu Land Corp.	188,239
52,000		Toshiba Corp.	383,758
30,000		Toto Ltd.	237,639
15,100		Toyota Boshoku Corp.	485,761
220,300		Toyota Motor Corp.	11,732,894
17,000		Wacoal Holdings Corp.	221,628
116,000		Zeon Corp.	691,939

			152,619,752

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP Index Plus International Equity Portfolio
as of December 31, 2007 (continued)

Shares			Value

		Luxembourg: 1.1%
105,399		Arcelormittal	$8,475,438

			8,475,438

		Netherlands: 4.6%
303,194		Aegon NV	5,347,842
46,687		Heineken NV	3,015,176
292,140	@	Koninklijke Ahold NV	4,045,805
27,098		Koninklijke Philips Electronics NV	1,161,157
219,670		Royal Dutch Shell PLC — Class A	9,273,363
237,588		Royal Dutch Shell PLC — Class B	9,904,028
108,469		Unilever NV	3,985,237

			36,732,608

		New Zealand: 0.3%
186,704		Contact Energy Ltd.	1,181,881
89,415		Sky Network Television Ltd.	411,838
407,096		Vector Ltd.	688,313

			2,282,032

		Norway: 1.1%
13,100		DNB NOR ASA	199,277
47,400		Orkla ASA	907,561
13,401	@	Petroleum Geo-Services ASA	385,910
190,723		Statoil ASA	5,883,952
78,250	@	TGS Nopec Geophysical Co. ASA	1,066,734

			8,443,434

		Portugal: 0.1%
35,922		Energias de Portugal SA	235,411
34,421	@	Sonae Industria — SGPS SA	331,602

			567,013

		Singapore: 2.7%
299,000		ComfortDelgro Corp., Ltd.	375,759
339,000		DBS Group Holdings Ltd.	4,811,420
424,000		Neptune Orient Lines Ltd.	1,139,787
217,000		Olam International Ltd.	426,859
814,000		Oversea-Chinese Banking Corp.	4,639,395
23,000		Singapore Exchange Ltd.	210,692
357,000		United Overseas Bank Ltd.	4,889,234
696,000		United Overseas Land Ltd.	2,159,362
1,447,000		Wing Tai Holdings Ltd.	2,675,842

			21,328,350

		Spain: 2.0%
16,352		Acerinox SA	400,535
50,580		Banco Bilbao Vizcaya Argentaria SA	1,231,329
165,853		Banco Santander Central Hispano SA	3,582,093
2,579		Fomento de Construcciones y Contratas SA	192,691
24,762		Promotora de Informaciones SA (PRISA)	460,164
299,906		Telefonica SA	9,721,854

			15,588,666

		Sweden: 2.1%
75,306		Atlas Copco AB — Class B	1,026,351
302,850		Boliden AB	3,766,830
18,900		Electrolux AB	313,482
115,800		Investor AB	2,621,201
39,500		Nobia AB	348,709
23,000		Nordea Bank AB	385,455
11,400		Sandvik AB	195,502
24,668		Scania AB — B Shares	585,469
34,000		Skandinaviska Enskilda Banken AB	867,952
11,600		SSAB Svenskt Staal AB	282,746
11,800		Svenska Cellulosa AB — B Shares	208,398
80,300		Tele2 AB — B Shares	1,598,025
281,895		Volvo AB	4,716,715

			16,916,835

		Switzerland: 7.1%
3,187		Compagnie Financiere Richemont AG	217,739
123,717		Credit Suisse Group	7,447,213
5,600		EFG International	225,649
27,061		Holcim Ltd.	2,884,718
2,459		Kuoni Reisen Holding	1,279,445
13,571		Nestle SA	6,231,671
59,800		Novartis AG	3,270,303
574	@,L	OC Oerlikon Corp. AG	239,430
61,678		Roche Holding AG	10,662,015
22,073		Schindler Holding AG	1,416,452
295,870		STMicroelectronics NV	4,232,143
6,193		Swatch Group AG — BR	1,861,776
73,748		Swiss Reinsurance	5,217,255
39,734		UBS AG — Reg	1,832,043
47,020		Xstrata PLC	3,299,438
21,571		Zurich Financial Services AG	6,330,798

			56,648,088

		United Kingdom: 18.8%
208,075		3I Group PLC	4,119,753
18,563		Anglo American PLC	1,126,801
244,106		ARM Holdings PLC	602,026
156,841		AstraZeneca PLC	6,750,887
27,117		Aviva PLC	361,401
59,692		BAE Systems PLC	592,378
103,290		Barclays PLC	1,043,159
261,680		BHP Billiton PLC	7,979,507
28,713		Bovis Homes Group PLC	349,585
1,104,497		BP PLC	13,497,236
396,656	@	British Airways PLC	2,424,615
11,931		British American Tobacco PLC	466,420
349,954		British Energy Group PLC	3,832,136
628,051		BT Group PLC	3,392,769
959,451		Cable & Wireless PLC	3,540,100
28,778		Carnival PLC	1,265,469
579,682		Compass Group PLC	3,537,199
374,068		Daily Mail & General Trust	3,697,061
34,310		Davis Service Group PLC	348,680
223,498		Diageo PLC	4,797,441
20,117		Enterprise Inns PLC	195,044
51,787		GKN PLC	289,444
169,687		GlaxoSmithKline PLC	4,309,469
376,441		HBOS PLC	5,473,847
428,563		HSBC Holdings PLC	7,218,942
114,864		Imperial Tobacco Group PLC	6,212,639
502,814		International Power PLC	4,532,518
233,840		J Sainsbury PLC	1,970,292
46,328		Ladbrokes PLC	295,716
1,875,892		Legal & General Group PLC	4,872,413
20,656		Lloyds TSB Group PLC	194,511
116,202	L	London Stock Exchange Group PLC	4,566,028
32,053		Marks & Spencer Group PLC	354,810
117,398		Persimmon PLC	1,870,241
14,477		Punch Taverns PLC	220,321
120,366		Rank Group PLC	218,078
58,100		Reckitt Benckiser PLC	3,376,195
29,386		Resolution PLC	415,952
70,023		Rio Tinto PLC	7,369,392
459,325	@	Rolls-Royce Group PLC	4,985,527
18,556,730	@	Rolls-Royce Group PLC — B Shares	40,633
971,244		Royal Bank of Scotland Group PLC	8,575,575
105,741		Smith & Nephew PLC	1,213,167
19,780		SSL International PLC	209,835
45,500		Standard Chartered PLC	1,660,599
63,691		Standard Life PLC	319,019

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP Index Plus International Equity Portfolio
as of December 31, 2007 (continued)

Shares			Value

		United Kingdom (continued)
23,455		Tate & Lyle PLC	$208,856
46,835		Tesco PLC	445,520
70,854	@	Thomas Cook Group PLC	393,403
27,262		Travis Perkins PLC	650,931
141,208		Unilever PLC	5,295,985
1,898,877		Vodafone Group PLC	7,128,235
21,912		Wolseley PLC	322,152

			149,129,912

		United States: 0.1%
15,352		Invesco Ltd.	481,746

			481,746

		Total Common Stock (Cost $763,474,490)	755,064,732

REAL ESTATE INVESTMENT TRUSTS: 1.6%

		Australia: 1.3%
986,223		CFS Retail Property Trust	2,017,040
142,666		Commonwealth Property Office Fund	192,541
2,938,599		Macquarie Office Trust	3,592,700
574,460		Stockland	4,216,444
11,068		Westfield Group	202,351

			10,221,076

		France: 0.1%
4,404		Unibail	965,053

			965,053

		United Kingdom: 0.2%
81,510		British Land Co. PLC	1,528,525

			1,528,525

		Total Real Estate Investment Trusts (Cost $13,222,200)	12,714,654

EXCHANGE-TRADED FUNDS: 1.4%

		Developed Markets: 1.4%
140,000		iShares MSCI EAFE Index Fund	10,990,000

		Total Exchange-Traded Funds (Cost $11,088,938)	10,990,000

PREFERRED STOCK: 0.7%

		Germany: 0.7%
1,913		Porsche AG	3,849,841
70,319		ProSieben SAT.1 Media AG	1,662,804
2,185		RWE AG	262,367

		Total Preferred Stock (Cost $5,503,135)	5,775,012

		Total Long-Term Investments (Cost $793,288,763)	784,544,398

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 1.3%

		Securities Lending CollateralCC: 1.3%
$10,370,991		Bank of New York Mellon Corp. Institutional Cash Reserves	$10,370,991

		Total Short-Term Investments (Cost $10,370,991)	10,370,991

	Total Investments in Securities
	(Cost $803,659,754)*	100.2%	$794,915,389
	Other Assets and Liabilities - Net	(0.2)	(1,306,726)

	Net Assets	100.0%	$793,608,663

@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2007.

*	Cost for federal income tax purposes is $809,096,210.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$41,310,913
Gross Unrealized Depreciation	(55,491,734)

Net Unrealized Depreciation	$(14,180,821)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP Index Plus International Equity Portfolio
as of December 31, 2007 (continued)

Percentage of
Industry	Net Assets

Aerospace/Defense	1.1%
Agriculture	0.8
Airlines	0.5
Apparel	0.1
Auto Manufacturers	3.5
Auto Parts & Equipment	0.2
Banks	15.6
Beverages	2.0
Biotechnology	0.2
Building Materials	2.1
Chemicals	1.1
Commercial Services	0.0
Computers	0.4
Cosmetics/Personal Care	0.0
Distribution/Wholesale	0.5
Diversified	0.8
Diversified Financial Services	2.4
Electric	4.8
Electrical Components & Equipment	1.3
Electronics	1.0
Engineering & Construction	1.5
Entertainment	0.1
Food	3.7
Food Service	0.5
Forest Products & Paper	0.2
Gas	1.0
Hand/Machine Tools	0.4
Healthcare — Products	0.2
Holding Companies — Diversified	0.8
Home Builders	0.4
Home Furnishings	1.1
Household Products/Wares	1.0
Housewares	0.0
Insurance	3.7
Internet	0.6
Investment Companies	0.4
Iron/Steel	2.1
Leisure Time	0.4
Lodging	0.1
Machinery — Construction & Mining	0.8
Machinery — Diversified	0.9
Media	1.8
Metal Fabricate/Hardware	0.2
Mining	5.1
Miscellaneous Manufacturing	2.0
Office Property	0.5
Office/Business Equip	0.8
Oil & Gas	7.4
Oil & Gas Services	0.2
Packaging & Containers	0.0
Pharmaceuticals	5.5
Real Estate	1.6
Retail	2.4
Semiconductors	1.0
Shopping Centers	0.3
Telecommunications	7.6
Textiles	0.0
Toys/Games/Hobbies	0.3
Transportation	2.0
Venture Capital	0.5
Water	0.0
Other Long-Term Investments	1.4
Short-Term Investments	1.3
Other Assets and Liabilities — Net	(0.2)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (Unaudited)

A special meeting of shareholders of the ING Investors Trust was held January 4, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

To approve an Agreement and Plan of Reorganization by and among ING VP Natural Resources Trust and ING Global Resources Portfolio, providing for the reorganization of ING VP Natural Resources Trust with and into ING Global Resources Portfolio.

Results:*

			Shares
			Voted
		Shares	Against or	Shares	Broker	Total Shares
	Proposal	Voted For	Withheld	Abstained	Non-Vote	Voted

ING VP Natural Resources Trust	1	3,619,738	292,996	182,269	—	4,095,003

*	Proposal 1 passed at this meeting.

A special meeting of shareholders of the ING Investors Trust was held April 24, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

To approve an Agreement and Plan of Reorganization by and among ING Legg Mason Partners All Cap Portfolio and ING Janus Contrarian Portfolio, providing for the reorganization of ING Legg Mason Partners All Cap Portfolio with and into ING Janus Contrarian Portfolio.

Results:*

			Shares
			Voted
		Shares	Against or	Shares	Broker	Total Shares
	Proposal	Voted For	Withheld	Abstained	Non-Vote	Voted

ING Legg Mason Partners All Cap Portfolio	1	23,434,586	660,394	1,595,756	—	25,690,736

*	Proposal 1 passed at this meeting.

SHAREHOLDER MEETING INFORMATION (Unaudited) (continued)

A special meeting of shareholders of the ING Investors Trust was held October 25, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1	To approve the election of eleven nominees to the Board of Trustees of the Portfolios.

2	To approve a “Manager-of-Managers” arrangement for certain Portfolios to permit the Portfolios’ investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolios’ shareholders.

3	To approve the conversion of certain Portfolios’ investment objectives from fundamental to non-fundamental.

Results:

			Shares
		Shares	Voted			Total
		Voted	Against or	Shares	Broker	Shares
	Proposal*	For	Withheld	Abstained	Non-Vote	Voted

Colleen D. Baldwin	1	3,787,478,530	84,389,869	—	—	3,871,868,399
John V. Boyer	1	3,778,369,963	93,498,436	—	—	3,871,868,399
Patricia W. Chadwick	1	3,786,456,414	85,411,985	—	—	3,871,868,399
Robert W. Crispin	1	3,787,220,601	84,647,798	—	—	3,871,868,399
Peter S. Drotch	1	3,785,189,094	86,679,305	—	—	3,871,868,399
J. Michael Earley	1	3,779,873,612	91,994,787	—	—	3,871,868,399
Patrick W. Kenny	1	3,787,313,841	84,554,558	—	—	3,871,868,399
Shaun P. Mathews	1	3,786,797,907	85,070,492	—	—	3,871,868,399
Sheryl K. Pressler	1	3,774,846,874	97,021,525	—	—	3,871,868,399
David W.C. Putnam	1	3,782,608,307	89,260,092	—	—	3,871,868,399
Roger B. Vincent	1	3,783,140,542	88,727,857	—	—	3,871,868,399
ING Equities Plus Portfolio	2	10,479,947	630,335	59,986	—	11,170,268
ING Evergreen Health Sciences Portfolio	2	15,895,241	684,349	427,467	—	17,007,057
ING Evergreen Omega Portfolio	2	14,446,582	1,343,348	228,162	—	16,018,092
ING Global Resources Portfolio	3	32,406,218	2,319,853	457,340		35,183,411
ING International Growth Opportunities Portfolio	3	17,102,285	732,492	209,959		18,044,736
ING Janus Contrarian Portfolio	3	39,577,596	1,385,487	1,163,131		42,126,214
ING JPMorgan Emerging Markets Equity Portfolio	2	37,914,922	3,670,055	442,259	—	42,027,236
ING JPMorgan Emerging Markets Equity Portfolio	3	37,945,517	3,550,168	531,551		42,027,236
ING JPMorgan Small Cap Core Equity Portfolio	2	28,878,454	1,936,685	234,916	—	31,050,055
ING JPMorgan Value Opportunities Portfolio	2	25,799,743	1,775,055	635,682	—	28,210,480
ING Julius Baer Foreign Portfolio	2	110,035,078	5,063,204	1,493,344	—	116,591,626
ING Legg Mason Value Portfolio	2	72,148,099	3,756,306	4,125,421	—	80,029,826
ING Limited Maturity Bond Portfolio	2	57,230,553	4,335,148	1,062,283	—	62,627,984
ING Limited Maturity Bond Portfolio	3	57,255,579	4,164,894	1,207,511		62,627,984
ING Liquid Assets Portfolio	2	1,087,079,064	84,028,287	19,948,178	20,000	1,191,075,529
ING Liquid Assets Portfolio	3	1,096,225,385	61,359,015	33,471,129	20,000	1,191,075,529
ING Marsico Growth Portfolio	2	43,930,980	3,985,752	1,347,225	—	49,263,957
ING Marsico Growth Portfolio	3	44,232,501	3,910,796	1,120,660		49,263,957
ING Marsico International Opportunities Portfolio	2	22,295,447	2,595,937	428,705	—	25,320,089
ING MFS Total Return Portfolio	2	77,722,776	3,150,751	2,615,353	—	83,488,880
ING MFS Total Return Portfolio	3	77,999,773	2,511,332	2,977,775		83,488,880
ING MFS Utilities Portfolio	2	26,771,175	1,541,392	512,020	—	28,824,587

SHAREHOLDER MEETING INFORMATION (Unaudited) (continued)

			Shares
		Shares	Voted			Total
		Voted	Against or	Shares	Broker	Shares
	Proposal*	For	Withheld	Abstained	Non-Vote	Voted

ING Oppenheimer Main Street Portfolio	2	22,976,855	1,081,803	466,342	—	24,525,000
ING Oppenheimer Main Street Portfolio	3	22,936,901	963,147	624,952		24,525,000
ING PIMCO Core Bond Portfolio	3	136,507,203	4,592,848	4,096,107		145,196,158
ING PIMCO High Yield Portfolio	2	63,146,338	3,636,406	1,912,294		68,695,038
ING Pioneer Equity Income Portfolio	2	112,673	949	—	—	113,622
ING Pioneer Fund Portfolio	2	7,091,420	312,796	18,148	—	7,422,364
ING Pioneer Mid Cap Value Portfolio	2	68,592,283	3,528,827	839,705	—	72,960,815
ING Stock Index Portfolio	2	28,318,588	1,029,736	452,793	—	29,801,117
ING VP Index Plus International Equity Portfolio	2	43,035,998	1,901,567	208,180	—	45,145,745

*	All proposals passed at this meeting.

TAX INFORMATION (Unaudited)

Dividends paid during the year ended December 31, 2007 were as follows:

Fund Name	Type	Per Share Amount

ING Disciplined Small Cap Value Portfolio
Class I	NII	$0.0376
Class I	STCG	$0.0514
Class I	LTCG	$0.0019
ING EquitiesPlus Portfolio
Class ADV	NII	$0.4287
Class I	NII	$0.4287
Class S	NII	$0.4079
Class S2	NII	$0.4050
All Classes	STCG	$0.2478
All Classes	LTCG	$0.3263
ING Evergreen Health Sciences Portfolio
Class ADV	NII	$0.0445
Class I	NII	$0.0445
Class S	NII	$0.0165
Class S2	NII	$0.0445
All Classes	STCG	$0.4446
All Classes	LTCG	$0.0155
ING Evergreen Omega Portfolio
Class ADV	NII	$0.0407
Class I	NII	$0.0407
Class S	NII	$0.0109
Class S2	NII	$—
All Classes	STCG	$0.1062
ING Focus 5 Portfolio
Class ADV	NII	$0.0121
Class I	NII	$0.0391
Class S	NII	$0.0345
All Classes	STCG	$0.0136
ING Global Real Estate Portfolio
Class ADV	NII	$0.1958
Class I	NII	$0.3538
Class S	NII	$0.3196
Class S2	NII	$0.2938
All Classes	ROC	$0.0428
All Classes	LTCG	$0.0097
ING Global Resources Portfolio
Class ADV	NII	$0.0317
Class I	NII	$0.0317
Class S	NII	$0.0035
Class S2	NII	$—
All Classes	STCG	$2.2065
All Classes	LTCG	$0.2789
ING Global Technology Portfolio
All Classes	STCG	$0.0021
All Classes	LTCG	$0.0931
ING International Growth Opportunities Portfolio
Class ADV	NII	$0.1628
Class I	NII	$0.1628
Class S	NII	$0.1319
Class S2	NII	$0.1181
All Classes	STCG	$0.9329
All Classes	LTCG	$1.1920
ING Janus Contrarian Portfolio
All Classes	STCG	$0.0595
All Classes	LTCG	$0.2432
ING JPMorgan Emerging Markets Equity Portfolio
Class ADV	NII	$0.2649
Class I	NII	$0.2691
Class S	NII	$0.2311
Class S2	NII	$0.2074
All Classes	STCG	$0.0133
All Classes	LTCG	$0.0398
ING JPMorgan Small Cap Core Equity Portfolio
Class ADV	NII	$0.0157
Class I	NII	$0.0486
Class S	NII	$0.0187
Class S2	NII	$—
All Classes	STCG	$0.2559
All Classes	LTCG	$0.5354
ING JPMorgan Value Opportunities Portfolio
Class ADV	NII	$0.1734
Class I	NII	$0.1956
Class S	NII	$0.1565
Class S2	NII	$0.1629
All Classes	STCG	$0.5944
All Classes	LTCG	$0.1209
ING Julius Baer Foreign Portfolio
Class ADV	NII	$0.0464
Class I	NII	$0.0502
Class S	NII	$0.0151
Class S2	NII	$—
All Classes	STCG	$0.4176
All Classes	LTCG	$0.7959
ING Legg Mason Value Portfolio
All Classes	STCG	$0.0011
All Classes	LTCG	$0.1392
ING Limited Maturity Bond Portfolio
Class ADV	NII	$0.2008
Class I	NII	$0.2522
Class S	NII	$0.2213
Class S2	NII	$0.2266
ING Liquid Assets Portfolio
Class I	NII	$0.0512
Class S	NII	$0.0487
Class S2	NII	$0.0472
ING Marsico Growth Portfolio
Class ADV	NII	$—
Class I	NII	$0.0033
Class S	NII	$—
Class S2	NII	$—
ING Marsico International Opportunities Portfolio
Class ADV	NII	$0.1135
Class I	NII	$0.2075
Class S	NII	$0.1761
Class S2	NII	$0.2075
All Classes	STCG	$0.7437
All Classes	LTCG	$0.3240
ING MFS Total Return Portfolio
Class ADV	NII	$0.4841
Class I	NII	$0.5974
Class S	NII	$0.5465
Class S2	NII	$0.5266
All Classes	STCG	$0.0919
All Classes	LTCG	$0.9298
ING MFS Utilities Portfolio
Class ADV	NII	$0.1370
Class I	NII	$0.1407
Class S	NII	$0.1220
Class S2	NII	$0.1401
All Classes	STCG	$0.3383
All Classes	LTCG	$0.2064
ING Oppenheimer Main Street Portfolio®
Class ADV	NII	$0.1704
Class I	NII	$0.2576
Class S	NII	$0.2031
Class S2	NII	$0.1833
ING PIMCO Core Bond Portfolio
Class ADV	NII	$0.3995
Class I	NII	$0.4003
Class S	NII	$0.3687
Class S2	NII	$0.3624

Fund Name	Type	Per Share Amount

ING PIMCO High Yield Portfolio
Class ADV	NII	$0.6417
Class I	NII	$0.6965
Class S	NII	$0.6696
Class S2	NII	$0.6601
All Classes	STCG	$0.0201
All Classes	LTCG	$0.0279
ING Pioneer Equity Income Portfolio
Class ADV	NII	$0.0818
Class I	NII	$0.1273
Class S	NII	$0.1041
ING Pioneer Fund Portfolio
Class ADV	NII	$0.1617
Class I	NII	$0.1617
Class S	NII	$0.1319
Class S2	NII	$0.1617
All Classes	STCG	$0.1031
All Classes	LTCG	$0.2044
ING Pioneer Mid Cap Value Portfolio
Class ADV	NII	$0.0951
Class I	NII	$0.0951
Class S	NII	$0.0653
Class S2	NII	$0.0951
All Classes	STCG	$0.5284
All Classes	LTCG	$0.1201
ING Stock Index Portfolio
Class I	NII	$0.2190
Class S	NII	$0.2190
All Classes	STCG	$0.0403
All Classes	LTCG	$0.3437
ING VP Index Plus International Equity Portfolio
Class ADV	NII	$—
Class I	NII	$0.0099
Class S	NII	$—
Class S2	NII	$—
All Classes	STCG	$0.0355
All Classes	LTCG	$0.0046

NII — Net investment income
ROC — Return of capital
STCG — Short-term capital gain
LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2007, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Disciplined Small Cap Value Portfolio	33.66%
ING EquitiesPlus Portfolio	1.00%
ING Evergreen Health Sciences Portfolio	16.18%
ING Evergreen Omega Portfolio	61.55%
ING Focus 5 Portfolio	63.14%
ING Global Real Estate Portfolio	0.88%
ING Global Resources Portfolio	3.91%
ING Global Technology Portfolio	79.77%
ING International Growth Opportunities Portfolio	0.11%
ING Janus Contrarian Portfolio	18.49%
ING JPMorgan Small Cap Core Equity Portfolio	38.01%
ING JPMorgan Value Opportunities Portfolio	28.80%
ING Julius Baer Foreign Portfolio	0.33%
ING Legg Mason Value Portfolio	100.00%
ING Marsico Growth Portfolio	100.00%
ING MFS Total Return Portfolio	41.95%
ING MFS Utilities Portfolio	24.82%
ING Oppenheimer Main Street Portfolio®	100.00%
ING PIMCO High Yield Portfolio	0.13%
ING Pioneer Equity Income Portfolio	100.00%
ING Pioneer Fund Portfolio	90.07%
ING Pioneer Mid Cap Value Portfolio	21.91%
ING Stock Index Portfolio	88.64%

Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2007. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Foreign Taxes	Per Share
	Paid	Amount

ING Global Real Estate Portfolio	$143,354	$0.0059
ING International Growth Opportunities Portfolio	$237,221	$0.0145
ING JPMorgan Emerging Markets Equity Portfolio	$1,060,169	$0.0208
ING Marsico International Opportunities Portfolio	$671,147	$0.0196
ING VP Index Plus International Equity Portfolio	$1,341,673	$0.0240

Listed below are the detail by country and per share amounts related to the foreign tax credit.

ING Global Real Estate Portfolio

		Gross	Foreign Taxes	Foreign Tax
	Gross	Income	Paid Under	Credit
Country	Income	Per Share	Section 853	Per Share

Australia	$1,562,247	$0.0645	$—	$—
Bermuda	3,510	0.0001	—	—
Canada	244,893	0.0101	34,426	0.0014
China	104,390	0.0043	—	—
Finland	47,734	0.0020	7,160	0.0003
France	286,848	0.0119	42,254	0.0018
Guernsey Channel Islands	7,233	0.0003	—	—
Germany	34,661	0.0014	2,635	0.0001
Hong Kong	381,812	0.0158	—	—
Italy	19,847	0.0008	2,977	0.0001
Japan	347,284	0.0143	24,310	0.0010
Luxembourg	5,815	0.0002	—	—
Netherlands	118,342	0.0049	17,751	0.0007
Norway	21,158	0.0009	3,174	0.0001
Singapore	248,591	0.0103	—	—
Sweden	57,772	0.0024	8,666	0.0004
United Kingdom	397,633	0.0164	—	—

Total	$3,889,770		$143,354	$0.0059

Other Domestic Income	3,431,078

Total	$7,320,848

ING International Growth Opportunities Portfolio

		Gross	Foreign Taxes	Foreign Tax
	Gross	Income	Paid Under	Credit
Country	Income	Per Share	Section 853	Per Share

Australia	$6	$0.0000	$—	$—
Belgium	33,628	0.0021	2,183	0.0001
Bermuda	74,450	0.0046	—	—
Brazil	44,363	0.0027	—	—
Canada	30,638	0.0019	4,568	0.0003
China	50,165	0.0031	—	—
France	129,644	0.0079	19,447	0.0012
Germany	140,138	0.0086	11,655	0.0007
Greece	96,126	0.0059	—	—
Hong Kong	218,590	0.0134	—	—
Ireland	54,859	0.0034	—	—
Italy	277,001	0.0170	41,550	0.0025
Japan	308,067	0.0189	21,480	0.0013
Russia	92,882	0.0057	6,333	0.0004
South Korea	1,901	0.0001	314	0.0000
Sweden	303,162	0.0186	45,474	0.0028
Switzerland	330,083	0.0202	49,512	0.0031
Taiwan	129,852	0.0080	23,348	0.0014
Turkey	76,731	0.0047	11,358	0.0007
United Kingdom	988,084	0.0605	—	—

Total	$3,380,368		$237,221	$0.0145

Other Domestic Income	252,093

Total	$3,632,461

ING JPMorgan Emerging Markets Equity Portfolio

		Gross	Foreign Taxes	Foreign Tax
	Gross	Income	Paid Under	Credit
Country	Income	Per Share	Section 853	Per Share

Austria	$79,561	$0.0016	$11,907	$0.0002
Bermuda	724,984	0.0142	—	—
Brazil	3,850,970	0.0755	—	—
Chile	319,408	0.0063	70,043	0.0014
China	221,023	0.0043	—	—
Egypt	364,827	0.0072	—	—
Hong Kong	679,839	0.0133	—	—
Hungary	229,482	0.0045	—	—
India	544,416	0.0107	—	—
Indonesia	623,086	0.0122	93,463	0.0018
Israel	171,808	0.0034	27,741	0.0006
Luxembourg	223,171	0.0044	—	—
Malaysia	526,623	0.0103	—	—
Mexico	2,232,560	0.0438	—	—
Russia	529,586	0.0104	74,601	0.0015
South Africa	3,213,243	0.0630	—	—
South Korea	2,876,647	0.0564	474,647	0.0093
Taiwan	1,354,536	0.0266	254,371	0.0050
Turkey	366,799	0.0072	53,396	0.0010
United Kingdom	150,040	0.0029	—	—

Total	$19,282,609		$1,060,169	$0.0208

Other Domestic Income	2,005,707

Total	$21,288,316

ING Marsico International Opportunities Portfolio

		Gross	Foreign Taxes	Foreign Tax
	Gross	Income	Paid Under	Credit
Country	Income	Per Share	Section 853	Per Share

Australia	$426,958	$—	$—	$—
Austria	101,661	0.0030	15,249	0.0004
Bermuda	211,988	0.0062	—	—
Brazil	458,106	0.0133	—	—
Canada	66,990	0.0020	10,051	0.0003
France	1,398,478	0.0408	208,320	0.0061
Germany	366,192	0.0107	54,929	0.0016
Hong Kong	545,367	0.0159	—	—
India	43,282	0.0013	—	—
Italy	891,540	0.0260	133,731	0.0039
Japan	468,798	0.0137	32,749	0.0010
Mexico	512,286	0.0149	—	—
Netherlands	55,514	0.0016	8,327	0.0002
Singapore	82,556	0.0024	—	—
South Africa	341	0.0000	—	—
South Korea	97,640	0.0028	16,111	0.0005
Sweden	93,976	0.0027	14,096	0.0004
Switzerland	1,183,900	0.0345	177,585	0.0052
Taiwan	550	0.0000	—	—
United Kingdom	1,666,352	0.0486	—	—

Total	$8,672,476		$671,147	$0.0196

Other Domestic Income	1,172,910

Total	$9,845,386

ING VP Index Plus International Equity Portfolio

		Gross	Foreign Taxes	Foreign Tax
	Gross	Income	Paid Under	Credit
Country	Income	Per Share	Section 853	Per Share

Australia	$1,794,913	$—	$—	$—
Austria	362,865	0.0065	54,430	0.0010
Belgium	269,967	0.0048	38,583	0.0007
Bermuda	183,023	0.0033	—	—
China	3,095	0.0001	—	—
Denmark	99,323	0.0018	14,899	0.0003
Finland	195,096	0.0035	29,264	0.0005
France	1,529,499	0.0274	227,266	0.0041
Germany	1,766,525	0.0316	254,209	0.0045
Greece	6,629	0.0001	—	—
Hong Kong	256,848	0.0046	—	—
Ireland	109,344	0.0020	—	—
Italy	1,355,097	0.0242	196,560	0.0035
Japan	1,745,218	0.0312	122,232	0.0022
Luxembourg	41,079	0.0007	6,162	0.0001
Netherlands	444,126	0.0079	66,620	0.0012
New Zealand	68,151	0.0012	10,230	0.0002
Norway	281,679	0.0050	40,149	0.0007
Portugal	64,588	0.0012	6,612	0.0001
Singapore	436,312	0.0078	—	—
Spain	455,767	0.0082	68,166	0.0012
Sweden	672,633	0.0120	101,319	0.0018
Switzerland	852,316	0.0152	104,970	0.0019
United Kingdom	4,763,880	0.0852	—	—

Total	$17,757,971		$1,341,673	$0.0240

Other Domestic Income	361,723

Total	$18,119,694

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at (800) 992-0180.

				Number of
				Portfolios
				in Fund
	Position(s)	Term of Office		Complex
	held with	and Length of	Principal Occupation(s)	Overseen	Other Directorships
Name, Address and Age	Trust	Time Served(1)	during the Past Five Years	by Trustee	held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Trustee	November 2007 — Present	Consultant (January 2005 — Present). Formerly, Chief Operating Officer, Ivy Asset Management Group (April 2002 — October 2004). Chief Operating Officer, AIG Global Investment Group. (May 1995 — January 2002).	179	None

John V. Boyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Trustee	January 2005 — Present	Consultant (July 2007 — Present). Formerly, President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 — July 2007), and Executive Director, The Mark Twain House & Museum(2) (September 1989 — November 2005).	179	None

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	Trustee	January 2006 — Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 — Present).	179	Wisconsin Energy (June 2006 — Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	November 2007 — Present	Retired partner. PricewaterhouseCoopers.	179	First Marblehead Corporation, (October 2003 — Present); BlackRock Funds/State Street Research Funds, Trustee (February 2004 — January 2007); Tufts Health Plan, Director (June 2006 — Present); and University of Connecticut, Trustee (November 2004 — Present).

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Trustee	January 1997 — Present	President, Chief Executive Officer and Director, Bankers Trust Company, N.A., Des Moines (June 1992 — Present).	179	Midamerica Financial Corporation (December 2002 — Present).

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 65	Trustee	January 2005 — Present	President and Chief Executive Officer, International Insurance Society (June 2001 — Present).	179	Assured Guaranty Ltd. (April 2004 — Present); and Odyssey Reinsurance Holdings (November 2006 — Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 57	Trustee	January 2006 — Present	Consultant (May 2001 — Present).	179	Stillwater Mining Company (May 2002 — Present); California HealthCare Foundation (June 1999 — Present); and Romanian-American Enterprise Fund (February 2004 — Present).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

				Number of
				Portfolios
				in Fund
	Position(s)	Term of Office		Complex
	held with	and Length of	Principal Occupation(s)	Overseen	Other Directorships
Name, Address and Age	Trust	Time Served(1)	during the Past Five Years	by Trustee	held by Trustee

David W. C. Putnam 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 68	Trustee	February 2002 — Present	Chair, Board of Directors and President, F. L. Putnam Securities Company, Inc. (June 1978 — Present).	179	Principled Equity Market Trust (December 1996 — Present); and Asian American Bank and Trust Company (June 1993 — Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Chairman/Trustee	January 1994 — Present	President, Springwell Corporation (March 1989 — Present).	179	UGI Corporation (February 2006 — Present); and UGI Utilities, Inc. (February 2006 — Present).

Trustees who are “Interested Persons:”

Robert W. Crispin(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	November 2007 — Present	Retired Chairman and Chief Investment Officer, ING Investment Management Co. 12/31/2007	179	ING Life Insurance and Annuity Company (May 2006 — Present); ING USA Annuity and Life Insurance Company (May 2006 — Present); Midwestern United Life Insurance Company (May 2006 — Present); ReliaStar Life Insurance Company (May 2006 — Present); Security Life of Denver Insurance Company (May 2006 — Present); Belair Insurance Company Inc. (August 2005 — Present); The Nordic Insurance Company of Canada (February 2005 — Present); Trafalgar Insurance Company of Canada (February 2005 — Present); ING Novex Insurance Company of Canada (February 2005 — Present); Allianz Insurance Company of Canada (February 2005 — Present); ING Canada Inc. (December 2004 — Present); ING Bank, fsb (June 2001 — Present); ING Investment Management, Inc (June 2001 — December 2007); ING Insurance Company of Canada (June 2001 — Present); Sul America S.A. (June 2001 — Present); and ING Foundation (March 2004 — Present).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Number of
Portfolios
in Fund
	Position(s)	Term of Office		Complex
	held with	and Length of	Principal Occupation(s)	Overseen	Other Directorships
Name, Address and Age	Trust	Time Served(1)	during the Past Five Years	by Trustee	held by Trustee

Shaun P. Mathews(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Trustee	November 2007 — Present	President and Chief Executive Officer, ING Investments, LLC (December 2006 — Present), and Head of ING USFS Mutual Funds and Investment Products (October 2004 — Present). Formerly, CMO, ING USFS (April 2002 — October 2004), and Head of Rollover/Payout (October 2001 — December 2003).	179	Mark Twain House & Museum (September 2002 — Present); Connecticut Forum (May 2002 — Present); Capital Community College Foundation (February 2002 — Present); ING Services Holding Company, Inc. (May 2000 — Present); Southland Life Insurance Company (June 2002 — Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(4), ING Funds Services, LLC(5), ING Investments, LLC(6) and ING Pilgrim Funding, Inc. (March 2006 — Present).

(1)	Trustees serve until their successors are duly elected and qualified, subject to the Board’s retirement policy which states that each duly elected or appointed Trustee who is not an “interested person” of the Fund, as defined in the 1940 Act (“Independent Trustees”), shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)	Shaun Mathews, President, ING USFS Mutual Funds and Investment Products, has held a seat on the Board of Directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(3)	Messrs. Mathews and Crispin are deemed to be “interested persons” of the Trust as defined in the 1940 Act because of their relationship with ING Groep, the parent corporation of the Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(4)	ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(6)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Officers:

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	President and Chief Executive Officer	November 2006 — Present	President and Chief Executive Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2006 — Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004 — Present). Formerly, CMO, ING USFS (April 2002 — October 2004); and Head of Rollover/Payout (October 2001 — December 2003).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Executive Vice President	March 2003 — Present	Head of Mutual Fund Platform (February 2007 — Present); and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 — Present). Formerly, Head of Product Management (January 2005 — January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services, LLC(6) (October 2004 — December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 — March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 57	Executive Vice President	March 2003 — Present	Executive Vice President, ING Investments, LLC(2) (July 2000 — Present); and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 — Present). Formerly, Chief Investment Officer of International Investments (August 2000 — January 2003).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Executive Vice President and Chief Compliance Officer	March 2006 — Present November 2004 — Present	Chief Compliance Officer of the ING Funds (November 2004 — Present), ING Investments, LLC(2) and Directed Services, LLC(6) (March 2006 — Present); and Executive Vice President of the ING Funds (March 2006 — Present). Formerly, Chief Compliance Officer of ING Life Insurance and Annuity Company (March 2006 — December 2006); Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 — October 2004).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 — Present	Senior Vice President, ING Funds Services, LLC(3) (April 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 — March 2005); and Director of Financial Reporting, ING Investments, LLC(2) (March 2001 — September 2002).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Senior Vice President	November 2003 — Present	Senior Vice President, ING Investments, LLC(2) (October 2003 — Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(2) (January 2001 — October 2003).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Ernest J. C’DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President	May 2006 — Present	Senior Vice President, ING Investments, LLC(2) (December 2006 — Present); and ING Funds Services, LLC(3) (April 2006 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 — March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 — December 2003).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	May 2006 — Present	Senior Vice President, Head of Division Operations, ING Funds (May 2006 — Present); and Vice President, Head of Division Operations, ING Funds Services, LLC(3) (March 2006 — Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 — March 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Vice President and Treasurer	January 2003 — Present March 2003 — Present	Vice President and Treasurer, ING Funds Services, LLC(3) (October 2001 — Present) and ING Investments, LLC(2) (August 1997 — Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Vice President	February 2003 — Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (July 1995 — Present); and Vice President, ING Investments, LLC(2) (February 1996 — Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 — Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 — October 2004).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 35	Vice President	September 2007 — Present	Vice President, Head of Mutual Fund Advisory Group (April 2007 — Present), Vice President, U.S. Mutual Funds and Investment Products (May 2005 — April 2007), Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 — May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Vice President	September 2004 — Present	Vice President, ING Funds Services, LLC(3) (September 2004 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 — September 2004); and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC(2) (September 1999 — October 2001).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Vice President	January 2007 — Present	Vice President, ING Funds Services, LLC(3) (December 2006 — Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 — December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 — August 2003).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Kimberly K. Palmer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	March 2006 — Present	Vice President, ING Funds Services, LLC(3) (March 2006 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 — March 2006); Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 — August 2004); Associate Partner, AMVESCAP PLC (October 2000 — May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 — May 2003).

Mary Bea Wilkinson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	March 2003 — Present	Head of Strategic Relationships, ING US Financial Services (2003 — Present). Formerly, Senior Vice President, ING Outside Funds Group (2000 — 2002); and Senior Vice President and Chief Financial Officer, First Golden American Life Insurance Company of New York (1997 — 2000).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 31	Assistant Vice President	January 2003 — Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 — Present); and has held various other positions with ING Funds Services, LLC(3) for more than the last five years.

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Secretary	August 2003 — Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 — September 2003); and Associate General Counsel of AIG American General (January 1999 — November 2002).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Assistant Secretary	August 2003 — Present	Counsel, ING Americas, U.S. Legal Services (April 2003 — Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 — April 2003).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)	ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.

(6)	Directed Services, LLC is the successor in interest to Directed Services, Inc.

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Contracts

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) provides that, after an initial period, the Portfolios’ existing management and sub-advisory contracts will remain in effect only if the Board of Trustees (the “Board”) of ING Investors Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Trust, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 30, 2007, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between ING Investments, LLC or Directed Services, LLC (the “Adviser”) and the Portfolios and the sub-advisory contracts (“Sub-Advisory Contracts”) with the sub-adviser to each Portfolio (the “Sub-Advisers”).

The Independent Trustees also held separate meetings on October 10 and November 28, 2007 to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 30, 2007 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Preston Gates Ellis LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts and Sub-Advisory Contracts for all the Portfolios were considered at the same Board meeting, the Trustees considered each Portfolio’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2008. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Trustees instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Portfolios’ existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with Advisory and Sub-Advisory Contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Trustees to review and analyze information in connection with their annual renewal of the Portfolios’ Advisory and Sub-Advisory Contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, throughout this period the Independent Trustees have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees (“IRCs”). Among other matters, the Contracts Committee provides oversight

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

with respect to the contracts renewal process, and each Portfolio is assigned to one of the two IRCs, which provides oversight regarding, among other matters, investment performance.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the Portfolios’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of Advisory and Sub-Advisory Contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of Advisory and Sub-Advisory Contracts. The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of Funds in the ING Funds complex. In 2007, the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and proposed selected peer groups of investment companies (“SPGs”) to be used by each Portfolio for certain comparison purposes during the renewal process.

As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks used to assess the performance of each Portfolio. The IRCs may apply a heightened level of scrutiny in cases where performance has lagged a Portfolio’s relevant benchmark and/or SPG.

The Board employed its process for reviewing contracts when considering the renewals of the Advisory and Sub-Advisory Contracts that would be effective through November 30, 2008. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contracts and Sub-Advisory Contracts for the Portfolios for the year ending November 30, 2008, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and Sub-Advisers. This included information regarding the Adviser and Sub-Advisers to the Portfolios provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 30, 2007 Board meeting included, among other information, the following items: (1) FACT sheets for each Portfolio that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in an SPG, as well as information regarding the Portfolio’s investment portfolio, objectives and strategies; (2) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which benchmarks and SPGs were selected and how profitability was determined; (3) responses from the Adviser and Sub-Advisers to a series of questions posed by K&L Gates on behalf of the Trustees; (4) copies of each form of Advisory Contract and Sub-Advisory Contract; (5) copies of the Forms ADV for the Adviser and each Sub-Adviser to the Portfolios; (6) financial statements for the Adviser and each Sub-Adviser; (7) drafts of narrative summaries addressing key factors the Board customarily considers in evaluating the renewals of Advisory Contracts and Sub-Advisory Contracts, including a written analysis for each Portfolio of how performance, fees and expenses compare to its SPG and/or designated benchmarks; (8) independent analyses of each Portfolio’s performance by the Trust’s Chief Investment Risk Officer; (9) information regarding net asset flows into and out of the Portfolios; and (10) other information relevant to the Board’s evaluations.

For each Portfolio, except ING Disciplined Small Cap Value Portfolio and ING Stock Index Portfolio, its Service Class of shares was used for purposes of certain comparisons to the funds in its SPG. The Service Class shares generally were selected so that the Portfolios’ class with the longest performance

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

history was compared to the analogous class of shares for each SPG fund. Institutional Class was used for ING Disciplined Small Cap Portfolio because it was the only Class available for purposes of comparison. In the case of ING Stock Index Portfolio, Institutional Class shares were used because this class has the longest performance history, and at one time was the only class available for purposes of comparison. The mutual funds included in a Portfolio’s SPG were selected based upon criteria designed to mirror the Portfolio class being compared to the SPG.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by Management. The Board also considered the techniques that the Adviser has developed, at the Board’s direction, to screen and perform due diligence on Sub-Advisers that are recommended to the Board to manage the Portfolios’ portfolios. The Board noted the resources that the Adviser has committed to the Board and to its IRCs to assist the Board and its committees with their assessment of the investment performance of the Portfolios on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the Portfolios.

The Board also noted the techniques used by the Adviser to monitor the performance of Sub-Advisers and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolios’ performance. Such changes could include, for example, changes in personnel who are responsible for managing a Portfolio’s investment portfolio and/or changing the Sub-Adviser to a Portfolio.

In considering the Portfolios’ Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of Funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such Portfolios or among Funds available on a product platform, and the wide range of Funds available for exchange or transfer.

The Board also took into account the Adviser’s efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Funds complex more efficient by combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Portfolios’ Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and the Sub-Advisers, and evaluated the ability of the Adviser and the Sub-Advisers to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Funds complex) by the Adviser and the Sub-Advisers, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and Sub-Advisers are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

services provided by the Adviser and Sub-Advisers were appropriate.

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the net investment returns of each Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category median, Lipper category median, SPG and primary benchmark. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis,” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by the Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee schedules that resulted in a lower advisory fee rate because a Portfolio achieved sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee breakpoints or waivers. For a Portfolio that did not have advisory fee breakpoints, but did benefit from waivers or reimbursements of advisory or other fees, the Board also considered the extent to which economies of scale could be realized through such waivers, reimbursements or expense reductions.

In evaluating economies of scale, the Independent Trustees also considered prior periodic management reports and industry information on this topic, and the Independent Trustees who were Board members at that time also considered a November 2006 evaluation and analysis presented to them by an independent consultant regarding fee breakpoint arrangements and economies of scale.

Information Regarding Services to Other Clients

The Board requested and, if received, considered information regarding the nature of services and fee rates offered by the Adviser and the Sub-Advisers to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to the Portfolios, the Board considered any underlying rationale provided by the Adviser or Sub-Advisers for these differences. For unaffiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arms-length nature of negotiations between the Adviser and unaffiliated Sub-Advisers with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Portfolios and similar institutional clients may differ materially due to the different services and additional regulatory overlay associated with registered investment companies, such as the Portfolios.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with any applicable administrative fee rate, payable by each Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. In addition, the Board considered any existing and proposed fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered the fee structures of each Portfolio as they relate to the services provided under the contracts and the potential fall-out benefits to the Adviser and Sub-Advisers and their respective affiliates from their association with the Portfolios. For each Portfolio, the Board determined that the fees payable to the Adviser and Sub-Advisers are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

the Adviser to the Sub-Adviser to that Portfolio. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided by certain Sub-Advisers with respect to their profitability. In the case of non-affiliated Sub-Advisers, the Board gave less weight to profitability considerations, or did not view this data as imperative to its deliberations, given the arm’s-length nature of the relationship between the Adviser and these Sub-Advisers with respect to the negotiation of sub-advisory fee rates.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser’s and affiliated Sub-Advisers’ profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment.

In their review of advisory fee rates, the Independent Trustees, from time to time, have directed the Adviser, and the Adviser has agreed, to implement remedial actions for certain Funds within the ING Funds complex. These remedial actions have included, among others: reductions in expense caps or management fee rates; the addition of further breakpoints to fee schedules; reductions in Rule 12b-1 fees payable by a Portfolio; the merger of certain ING Funds with and into comparable Funds within the ING Funds complex; changes to the Sub-Adviser or portfolio manager managing a Portfolio; and enhancements to the resources available to a Sub-Adviser when managing a Portfolio. As applicable, the Independent Trustees have requested these adjustments primarily on the basis of a Portfolio’s performance as compared to its peer group or benchmarks, or its management fee rate or overall expense ratio in relation to its peer group.

Based on the information on revenues, costs, and profitability considered by the Board, and after considering the factors described in this section, as well as any remedial actions requested by the Independent Trustees and agreed to by the Adviser, the Board concluded that the profits, if any, realized by the Adviser and Sub-Advisers were not excessive. In making its determinations, the Board considered that the Adviser had incentives to negotiate the most favorable fees from unaffiliated Sub-Advisers, and it based its conclusions on the reasonableness of the sub-advisory fees of the Sub-Advisers primarily on the factors described for each Portfolio below and, in the case of non-affiliated Sub-Advisers, in reliance on the arm’s-length nature of the negotiations between the Adviser and Sub-Advisers with respect to sub-advisory fees.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 30, 2007 meeting in relation to renewing each Portfolio’s current Advisory Contract and its Sub-Advisory Contract for the year ending November 30, 2008. These specific factors are in addition to those considerations discussed above. With the exception of ING Liquid Assets Portfolio, in each case the Portfolio’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. ING Liquid Assets Portfolio’s performance was compared to its Lipper category and its primary benchmark. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its SPG.

ING Disciplined Small Cap Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Disciplined Small Cap Value Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the fourth quintile of its Morningstar category for the one-year period, and the

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

fifth (lowest) quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account that the Portfolio launched in April 2006, and therefore had a limited operating history for the purpose of analyzing Portfolio performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Disciplined Small Cap Value Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of the advisory fee and 0.10% administration fee) for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio was launched in April 2006, and it is reasonable to permit the Portfolio to establish a longer operating history for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING EquitiesPlus Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING EquitiesPlus Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the year-to-date period, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it outperformed; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING EquitiesPlus Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio as compared to its SPG, including that: (a) the management fee (inclusive of the advisory fee and 0.10% administration fee) for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Evergreen Health Sciences Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Evergreen Health Sciences Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the year-to-date period, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year period, the third quintile for the most

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

recent calendar quarter and one-year periods, and the fourth quintile for the year-to-date period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Evergreen Health Sciences Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Evergreen Omega Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Evergreen Omega Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Morningstar category median and its primary benchmark for all periods presented, with the exception of the three-year period, during which it underperformed; and (2) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, year-to-date, and one-year periods, and the fourth quintile for the three-year period.

In analyzing this performance data, the Board took into account: (1) Management’s representations that the Portfolio commenced operations in May 2004, and while the Portfolio underperformed for the three-year period, the Portfolio’s more recent performance has been reasonable; and (2) Management will continue to monitor, and the Board or its Investment Review Committee will periodically review, the Portfolio’s investment performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Evergreen Omega Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio commenced operations in May 2004, and, taking into account that Management will continue to monitor, and the Board or its Investment Review Committee will periodically review, its performance, it is reasonable to permit the Sub-Adviser to continue to manage the Portfolio to evaluate performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

ING Global Real Estate Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Global Real Estate Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile for the one-year period, and the second quintile for the most recent calendar quarter and year-to-date periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Global Real Estate Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Global Resources Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Global Resources Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the one-year period, and the fourth quintile for the most recent calendar quarter, year-to-date, three-year, and five-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s analysis of the negative effect that stock selection and sector allocation had on the Portfolio’s more recent performance; (2) in January 2006 there was a change in the Portfolio’s Sub-Adviser to address the Board’s concerns about performance; (3) in July 2007 the Portfolio’s investment strategy was modified; and (4) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s investment performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Global Resources Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Global Resources Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) in January 2006 there was a change in Sub-Advisers to the Portfolio and in July 2007 its investment strategy was modified, and it is reasonable to permit the Sub-Adviser to continue to manage the Portfolio to assess performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Global Technology Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Global Technology Portfolio (formerly ING Goldman Sachs Tollkeeper Portfolio), the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the year-to-date and one-year periods, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year and three-year periods, during which it underperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar quarter, three-year, and five-year periods, the fourth quintile for the one-year period, and the fifth (lowest) quintile for the year-to-date period.

In analyzing this performance data, the Board took into account: (1) Management’s analysis of the negative effect that stock allocation had on the Portfolio’s more recent performance; (2) in August 2006 there was a change in the Portfolio’s Sub-Adviser and its investment mandate was modified in conjunction with this change; and (3) in April 2007 there the Portfolio’s portfolio management team was modified.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Global Technology Portfolio (formerly ING Goldman Sachs Tollkeeper Portfolio), the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board took into account the advisory fee waivers that Management had put into place, which lower the effective management fee rate payable by the Portfolio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) in August 2006 there was a change in Sub-Advisers to the Portfolio and in April 2007 its portfolio management team was modified, and it is reasonable to permit the new Sub-Adviser to continue to manage the Portfolio to assess performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International Growth Opportunities Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING International Growth Opportunities Portfolio (formerly ING International Portfolio), the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the three-year and five-year periods, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter and one-year periods, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar quarter, year-to-date, and one-year periods, and the fourth quintile for the three-year and five-year periods.

In analyzing this performance data, the Board took into account in April 2006 the portfolio managers to the Portfolio were changed to address the Board’s concerns about performance. The Board also noted that in February 2007 the Portfolio’s investment strategies were modified.

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING International Growth Opportunities Portfolio (formerly ING International Portfolio), the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio as compared to its SPG, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the Portfolios in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the Portfolios in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the board; (3) there was a change in the Portfolio’s portfolio managers in April 2006, and it is reasonable to allow the Sub-Adviser to continue to manage the Portfolio to assess performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Janus Contrarian Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Janus Contrarian Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Janus Contrarian Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING JPMorgan Emerging Markets Equity Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING JPMorgan Emerging Markets Equity Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the three-year period, the fourth quintile for the most recent calendar quarter, year-to-date, and one-year periods, and the fifth (lowest) quintile for the five-year period.

In analyzing this performance data, the Board took into account that in April 2005 there was a change in the Sub-Adviser to the Portfolio.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING JPMorgan Emerging Markets Equity Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) in April 2005 there was a change in the Sub-Adviser to the Portfolio, and it is reasonable to permit the new Sub-Adviser to continue to manage the Portfolio to assess performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING JPMorgan Small Cap Core Equity Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING JPMorgan Small Cap Core Equity Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Morningstar category median for all periods presented, except it underperformed its Morningstar category median for the most recent calendar quarter and year-to-date- periods; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category median for the three- and five-year periods, the third quintile for the one-year period, the fourth quintile for the year-to-date period, and the fifth (lowest) quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING JPMorgan Small Cap Core Equity Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is equal to the median and below the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING JPMorgan Value Opportunities Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING JPMorgan Value Opportunities Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year period, the second quintile for the most recent calendar quarter, and the third quintile for the year-to-date period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING JPMorgan Value Opportunities Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

compared to its SPG, including that: (a) the management fee (inclusive of the advisory fee and 0.10% administration fee) for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Julius Baer Foreign Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Julius Baer Foreign Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter and five-year periods, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year and three-year periods, and the second quintile for the most recent calendar quarter, year-to-date, and five-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Julius Baer Foreign Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Legg Mason Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Legg Mason Value Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar quarter, and the fifth (lowest) quintile for the year-to-date, one-year, three-year, and five-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s analysis of the negative effect that sector allocation and stock selection had on the Portfolio’s performance; (2) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s investment performance; and (3) Management’s expectation that the Portfolio’s longer-term performance will improve.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Legg Mason Value

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and equal to the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management will continue to monitor, and the Board or its Investment Review Committee will periodically review, its performance, the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Limited Maturity Bond Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Limited Maturity Bond Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter, year-to-date, and five-year periods, but underperformed for the one-year, three-year, and ten-year periods; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the five-year period, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date period, the second quintile for the most recent calendar quarter, the third quintile for the three-year and five-year periods, and the fourth quintile for the one-year period.

In analyzing this performance data, the Board took into account: (1) Management’s analysis of the negative effect that sector allocation had on the Portfolio’s performance; (2) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s investment performance; and (3) Management’s expectation that the Portfolio’s longer-term performance will improve.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Limited Maturity Bond Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and below the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and below the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management will continue to monitor, and the Board or its Investment Review Committee will periodically review, its performance, the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

ING Liquid Assets Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Liquid Assets Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Lipper category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Lipper category for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Liquid Assets Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Marsico Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Marsico Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio underperformed its Morningstar category median for the most recent calendar quarter, year-to-date, and one-year periods, but outperformed for the three-year and five-year periods; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year and five-year periods, the fourth quintile for the year-to-date period, and the fifth (lowest) quintile for the most recent quarter and one-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s analysis of the negative effect that sector allocation and stock selection had on the Portfolio’s performance; (2) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s investment performance; and (3) Management’s expectation that the Portfolio’s longer-term performance will improve.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Marsico Growth Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio as compared to its SPG, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the board; (3) taking into account that Management will continue to monitor, and the Board or its Investment Review Committee will periodically review, its performance, the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

weight to different individual factors and related conclusions.

ING Marsico International Opportunities Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Marsico International Opportunities Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio underperformed its Morningstar category median and primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it outperformed; and (2) the Portfolio is ranked in the third quintile of its Morningstar category for the most recent calendar quarter, the fourth quintile for the one-year period, and the fifth (lowest) quintile for the year-to-date period.

In analyzing this performance data, the Board took into account: (1) Management’s analysis of the negative effect that sector allocation had on the Portfolio’s performance; (2) the Portfolio launched in April 2005, and therefore had a limited operating history for the purpose of analyzing Portfolio performance; and (3) Management’s expectation that the Portfolio’s longer-term performance will improve.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Marsico International Opportunities Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of the advisory fee and 0.10% administration fee) for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and below the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio was launched in April 2005, and it is reasonable to permit the Portfolio to establish a longer operating history for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING MFS Total Return Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING MFS Total Return Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter and five-year periods, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the one year period, and the third quintile for the most recent calendar quarter, year-to-date, three-year, and five-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING MFS Total Return Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING MFS Utilities Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING MFS Utilities Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING MFS Utilities Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of the advisory fee and 0.10% administration fee) for the Portfolio is equal to the median and above the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and below the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Oppenheimer Main Street Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Oppenheimer Main Street Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Morningstar category median and its primary benchmark for the most recent calendar quarter, but underperformed for the year-to-date, one-year, three-year, and five-year periods; and (2) the Portfolio is ranked in the third quintile of its Morningstar category for the most recent calendar quarter, year-to-date, one-year, and three-year periods, and the fourth quintile for the five-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Oppenheimer Main Street Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

ING PIMCO Core Bond Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING PIMCO Core Bond Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio underperformed its Morningstar category median for the most recent calendar quarter, year-to-date, and one-year periods, but outperformed for the three-year and five-year periods; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the five-year period, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year period, the third quintile for the one-year and five-year periods, the fourth quintile for the year-to-date period, and the fifth (lowest) quintile for the most recent calendar quarter.

In analyzing this performance data, the Board also took into account: (1) Management’s analysis regarding the reasons for underperformance during certain periods; and (2) there was a change in portfolio managers in April 2007 to address the Board’s concerns about performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING PIMCO Core Bond Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and equal to the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and above the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the board; (3) in April 2007 there was a change in portfolio managers to the Portfolio, and it reasonable to permit the new portfolio manager to continue to manage the Portfolio to assess performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending

November 30, 2008.  During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING PIMCO High Yield Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING PIMCO High Yield Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it outperformed; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the three-year period, and the fifth (lowest) quintile for the most recent calendar quarter, year-to-date, and one-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the Sub-Adviser’s rationale for underperformance, including its discussion of the negative effect of investment portfolio risk positioning on the Portfolio’s performance; (2) in May 2007 there was a change in portfolio managers to the Portfolio; and (3) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s investment performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING PIMCO High Yield Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) in May 2007 there was a change in portfolio managers to the Portfolio, and it reasonable to permit the new portfolio manager to continue to manage the Portfolio to assess performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Pioneer Fund Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Pioneer Fund Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for the most recent calendar quarter and one-year periods, but outperformed for the year-to-date period; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date period, and the third quintile for the most recent calendar quarter and one-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Pioneer Fund Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Pioneer Mid Cap Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Pioneer Mid Cap Value Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Pioneer Mid Cap Value Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and below the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and below the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Stock Index Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Stock Index Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter and one-year period, but underperformed for the year-to-date and three-year periods; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year period, and the third quintile for the most recent calendar quarter, year-to-date, and three-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s analysis of the effect of the Portfolio’s pure index strategy has on its comparative performance vis-à-vis its benchmark index; and (2) in April 2007 there was a change in the Portfolio’s portfolio management team.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Stock Index Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and below the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and below the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING VP Index Plus International Equity Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING VP Index Plus International Equity Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date and one-year periods, and the fifth (lowest) quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING VP Index Plus International Equity Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of 0.10% administration fee) for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board;

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Board Consideration and Approval of New Advisory and Sub-Advisory Contracts for ING Focus 5 Portfolio

Section 15 of the 1940 Act mandates that, when a series of the Trust enters into a new advisory or sub-advisory arrangement, the Board, including a majority of the Independent Trustees, must approve the new arrangement. Therefore, in order for a new series of the Trust to be launched, the Board must approve the Advisory and Sub-Advisory Contracts for that series prior to the commencement of its operations.

At a meeting held on July 12, 2007, the Board considered the approval of new Advisory and Sub-Advisory Contracts for ING Focus 5 Portfolio, a new series of the Trust. The Board approved these agreements for initial, two-year terms that commenced on August 20, 2007.

In determining whether to approve the Advisory and Sub-Advisory Contracts for ING Focus 5 Portfolio, the Board received and evaluated such information as it deemed necessary for an informed determination of whether each contract, and the proposed policies and procedures for the Portfolio, should be approved. The materials provided to the Board in support of the Portfolio and its Advisory and Sub-Advisory Contracts included the following: (1) a memorandum presenting Management’s rationale for requesting the launch of the Portfolio that discussed, among other things: (a) the expertise of the Portfolio’s Sub-Adviser, ING Investment Management Co. (“ING IM”), in managing portfolios of this nature; and (b) the expertise of the Adviser, in overseeing sub-advisers to other Funds in the ING Funds complex; (2) information about the Portfolio’s proposed investment objective and strategies and anticipated portfolio characteristics; (3) FACT sheets for the Portfolio that compare its proposed fee structure to its comparable SPG and its Morningstar category median; (4) responses from the Adviser and ING IM to questions posed by K&L Gates, independent legal counsel, on behalf of the Independent Trustees; (5) supporting documentation, including copies of the forms of Advisory and Sub-Advisory Contracts for the Portfolio; and (6) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by the Adviser in the context of the Adviser’s oversight of other sub- advisers managing Funds and by ING IM in the context of the sub-advisory services it provides to other Funds in the ING Funds Complex.

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Portfolio, the Board considered a number of factors that its members believed, in light of the legal advice furnished to them by K&L Gates, and their own business judgment, to be relevant. The Board, including a majority of the Independent Trustees, did not identify any single factor as all-important or controlling, and each member of the Board may have given different weight to different factors.

The Board’s consideration of whether to approve the Advisory Contract took into account factors that included the following: (1) the nature and quality of the services to be provided by the Adviser to the Portfolio under the proposed Advisory Contract; (2) the Adviser’s experience as a manager-of-managers overseeing sub-advisers to other Funds within the ING Funds complex; (3) the Adviser’s strength and reputation within the industry; (4) the fairness of the compensation under the Advisory Contract in light of the services to be provided to the Portfolio and taking into account the sub-advisory fees payable by the Adviser to ING IM; (5) the pricing structure (including the projected expenses to be borne by shareholders) of the Portfolio, as compared to other similarly-managed funds in the comparable SPG, including Management’s analysis that (a) the Portfolio’s proposed advisory fee is lower than the average and the median of the funds in its SPG, and (b) the projected expense ratio for the Portfolio is below the SPG average and the median of the funds in the Portfolio’s SPG; (6) the projected profitability of the Adviser when sub-advisory fees payable by the Adviser to ING IM are taken into account; (7) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the Adviser, including its management team’s expertise in management of other Funds; (8) the Adviser’s and ING IM’s compliance capabilities, as demonstrated by, among other

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

things, their respective policies and procedures adopted pursuant to Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended, which had previously been approved by the Board in connection with their oversight of other funds in the ING Funds complex; (9) the information that had been provided by the Adviser at regular Board meetings, and in anticipation of the July 12, 2007 meeting at which the Advisory Contract was considered, with respect to its capabilities as a manager-of-managers; and (10) “fall-out benefits” to the Adviser and its affiliates and benefits to the shareholders from the Portfolio’s relationship with the Adviser.

In reviewing the proposed Sub-Advisory Contract with ING IM, the Board considered a number of factors, including, but not limited to, the following: (1) the Adviser’s view of ING IM’s strength and reputation in the industry; (2) ING IM’s experience and skill in managing portfolios of this nature; (3) the information that had been provided by ING IM in anticipation of the July 12, 2007 meeting at which the Sub-Advisory Contract was considered, with respect to its sub-advisory services in general and its management of similar funds in particular; (4) the nature and quality of the services to be provided by ING IM under the proposed Sub-Advisory Contract; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING IM, including its management team’s expertise in the management of managing portfolios of this nature; (6) the fairness of the compensation under the Sub-Advisory Contract in light of the services to be provided by and the projected profitability of ING IM as the Portfolio’s Sub-Adviser; (7) the costs for the services to be provided by ING IM; (8) ING IM’s operations and compliance program, including its policies and procedures adopted pursuant to Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended, which had previously been approved by the Board in connection with their oversights of other funds in the ING Fund’s complex; (9) ING IM’s financial condition; (10) the appropriateness of the selection of ING IM in light of the Portfolio’s investment objectives and prospective investor base; and (11) ING IM’s Code of Ethics, which had previously been approved for other ING Funds, and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions; (1) the Portfolio’s proposed management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s estimated expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to ING IM is reasonable in the context of all factors considered by the Board; and (4) each of the Adviser and ING IM maintains an appropriate compliance program, with this conclusion based upon the Board’s previous and ongoing review of their respective compliance programs. Based on these conclusions and other factors, the Board voted to approve the Advisory and Sub-Advisory Contracts for the Portfolio. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

Investment Advisers
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Directed Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor
ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141
Independent Registered Public Accounting Firm
KPMG LLP
99 High Street
Boston, Massachusetts 02110

Custodian
The Bank of New York Mellon Corporation
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006
Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-UFIIT1AISS2 (1207-022908)

Funds
Annual Report
December 31, 2007

Adviser (“ADV”), Institutional (“I”), Service (“S”) and Service 2 (“S2”) Classes

ING Investors Trust

■  ING AllianceBernstein Mid Cap Growth Portfolio
■  ING BlackRock Inflation Protected Bond Portfolio
■  ING BlackRock Large Cap Growth Portfolio
■  ING BlackRock Large Cap Value Portfolio
■  ING Capital Guardian U.S. Equities Portfolio
■  ING FMRsm Diversified Mid Cap Portfolio
■  ING FMRsm Large Cap Growth Portfolio
■  ING FMRsm Mid Cap Growth Portfolio
■  ING Franklin Income Portfolio
■  ING Franklin Mutual Shares Portfolio
■  ING Lord Abbett Affiliated Portfolio
■  ING T. Rowe Price Capital Appreciation Portfolio
■  ING T. Rowe Price Equity Income Portfolio
■  ING Templeton Global Growth Portfolio
■  ING UBS U.S. Allocation Portfolio

■	ING Van Kampen Capital Growth Portfolio (formerly, ING Van Kampen Equity Growth Portfolio)
■  ING Van Kampen Global Franchise Portfolio
■  ING Van Kampen Growth and Income Portfolio
■  ING Van Kampen Real Estate Portfolio

■	ING Wells Fargo Disciplined Value Portfolio (formerly, ING Wells Fargo Mid Cap Disciplined Portfolio)
■  ING Wells Fargo Small Cap Disciplined Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the SEC’s website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrant’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Dear Shareholder,

It is impossible to discuss the current market climate without acknowledging the recent turmoil brought on by problems in the sub-prime mortgage market. Clearly the excesses in this sector of the market and other segments of collateralized debt have created challenges throughout credit markets worldwide.

Amidst the volatility, we at ING Funds remind our shareholders that the creditworthiness and quality of our funds’ holdings is our ultimate priority — whether those holdings are part of our money market funds, fixed income funds or equity funds. Market volatility is an often present component of investing and we believe the best way to manage through turbulent environments is to build a well-balanced, fully-diversified portfolio, which aligns with your goals and risk tolerance.

ING Funds remains committed to developing and offering a diverse array of mutual funds designed to meet the goals of most investors. We urge you to work with your investment professional to make sure you are invested appropriately. Together, you can select the funds that will help you achieve your financial goals. We thank you for choosing ING Funds and look forward to continuing to serve you.

Sincerely,

Shaun P. Mathews
President
ING Funds
January 28, 2008

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

Market Perspective:  Year Ended December 31, 2007
After recording a solid, if frequently nervous, 8.2% in the first half of the reporting period, global equities in the form of the Morgan Stanley Capital International World Indexsm(1) (“MSCI World Indexsm”) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below) succumbed to a 3.2% loss in the second half of the reporting period, as some important debt markets all but seized up, the crisis threatening the solvency of financial institutions and forcing central bankers to throw lifelines to stranded borrowers, while investors fled to the safe haven of short Treasuries. By year-end, confidence was wavering, oil was nudging $100 per barrel and markets seemed to be pricing in a recession. In currencies, the yen strengthened as “carry trades” were unwound in the flight from risk. The euro benefited from the European Central Bank’s implacable refusal to match the Federal Reserve Board (the “Fed”) and reduce interest rates. But the pound finally gave back some of its recent gains as the UK housing market started to sag. For the second six months, the dollar fell 8.5% and 8.9% against the euro and yen respectively, but rose 0.3% against the pound.

A relentlessly deteriorating housing market had caused alarm in the sub-prime mortgage loan sector, where lax lending standards in a low interest rate environment, had driven foreclosure rates inexorably higher. The problem had been exacerbated over the years by the business of securitizing the loans. They would be sliced, diced and repackaged for handsome fees into other securities, then sold on in their billions worldwide to financial institutions, which purchased them by issuing commercial paper, over the cost of which an effortless profit could apparently be made.

At one level this spreads the loan risk. But when the originator is removed from those taking the risk another is created. Like the banking business in its simplest form, everything depends on confidence. When it became obvious that these securities, many of them rated A or higher, were ultimately backed by sub-prime and not so sub-prime mortgages with questionable repayment prospects, confidence evaporated. The asset-backed commercial paper market contracted sharply. Banks stopped lending to each other. The structured investment vehicles, their investors and sponsoring banks would have to bear huge losses, but which ones and how much?

The Fed’s first response to the liquidity and resulting economic threats was to reduce the discount rate, (the rate it will lend to banks), by 50 basis points (0.50%) on August 17, 2007 and another 100 basis points (1.00%) in three steps by year end, with matching cuts in the federal funds rate.

But it was no good. Using the discount window had a stigma attached to it while the liquidity problem was not an overnight one. The one-month London Interbank Offered Rate (“LIBOR”) continued to rise even as the Fed eased. A procession of financial institutions announced heavy write-downs of mortgage-backed assets, along with various capital saving and raising initiatives, including the tapping of billions of dollars from sovereign wealth funds based in the Middle-East and Asia, surely a development of historic significance.

The spread between the one-month LIBOR and the federal funds rate only drifted down after the announcement of coordinated central bank action to add liquidity where it was needed including in the U.S., the use of a “term auction facility” where loans would be auctioned and broader forms of collateral would be accepted.

But by year end global economic conditions were still clearly weakening and many felt that the U.S. might already be in or on the cusp of recession.

In U.S. fixed income markets’ the Treasury yield curve steepened in the first half and continued to do so in the second. The yield on the ten-year Treasury Note fell 100 basis points (1.00%) to 4.03%, while the yield on the three-month Bill fell 153 basis points (1.53%) to 3.14%. The broader Lehman Brothers® Aggregate Bond Index(2) (“LBAB”) of investment grade bonds returned 5.93% for the first half of the reporting period and 6.97% for the year ended December 31, 2007.

U.S. equities, represented by the Standard & Poor’s 500® Composite Stock Price Index(3) (“S&P 500® Index”) including dividends, lost 1.4% in the second half, with the worst fourth quarter since 2000, after gaining 7% through June. For a while, as the events described above played out, investors seemed to believe that the Fed had the will and the tools to keep any down turn brief. The S&P 500® Index actually made a new high on October 9, 2007. For the year ended December 31, 2007, the S&P 500® Index returned 5.49%. But, the sense that a serious crisis was only just beginning to unfold and a succession of earnings disappointments especially among the financials sector, increasingly weighed on sentiment as the year wound down. Bizarrely, gross

2

Market Perspective:  Year Ended December 31, 2007

domestic product (“GDP”) growth was being reported at a brisk 4.9% for the third quarter, even as S&P 500 companies were reporting a decline in operating profits, the first fall in more than five years.

Internationally, the MSCI Japan® Index(4) slumped 15.8% in the second half of the reporting period on a resumption of falling consumer prices and fading global growth, while the strengthening yen threatened all-important exports. For the year ended December 31, 2007, the MSCI Japan® Index lost 4.23%. The MSCI Europe ex UK® Index(5) lost 4.8% in the second six months of the reporting period. A first half rally gave way to nervousness in mid-July after another rate increase and turned into a rout as the sub-prime debacle took shape. U.S. rate cuts were not reciprocated by the European Central Bank, which, with headline inflation up to 3.1%, confined its response to making liquidity available to the banking system, a staggering €500 billion on December 18, 2007. In the UK, stocks surged into the summer making the August 2007 slide even more violent than in continental Europe. But similar inflation worries limited the Bank of England to one 0.25% rate reduction despite a clearly weakening housing market. The MSCI UK® Index(5) fell 1.4% in the second half of the reporting period and returned 8.36% for the year ended December 31, 2007.
(1) The MSCI World Indexsm is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada Australia, New Zealand and the Far East.

(2) The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(4) The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(5) The MSCI Europe ex UK® Index is a free float rising adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(6) The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING AllianceBernstein Mid Cap Growth Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING AllianceBernstein Mid Cap Growth Portfolio (the ”Portfolio”) seeks long-term growth of capital. The Portfolio is managed by Catherine Wood*, Senior Vice President and Portfolio Manager, Amy P. Raskin, Senior Vice President, Ben Ruegsegger, Assistant Vice President and Tom Zottner, Vice President of AllianceBernstein L.P. — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio’s Class S shares provided a total return of 10.86% compared to the Russell Midcap® Growth Index(1), which returned 11.43% for the same period.

Portfolio Specifics: After four years of subdued volatility, equity markets hit turbulence in mid-2007. Deepening problems in the U.S. housing and sub-prime mortgage markets led to a global credit crisis and massive write downs at major financial firms, intensifying worries about the economy and corporate profits. Actions by central banks around the world and U.S. government efforts to avert foreclosures helped reassure equity investors somewhat. For the year, the Russell Midcap® Growth Index finished up 11.4%, the Standard & Poor’s 500 Composite Stock Price Index up 5.5%, and the NASDAQ up 10.6%. Energy was the best performing sector, which benefited from steadily rising oil prices. Industries seen as vulnerable to housing distress (financials, housing-related and consumer cyclicals) fared the worst.

On a sector basis, the Portfolio was most positively impacted by the underweight in consumer discretionary and most negatively impacted by the large underweight in the energy sector. On a stock-specific basis, the largest contribution came from Cepheid, Inc., as the scientific and technical instruments company experienced strong demand for its products that provide an effective way to test for hospital-acquired MRSA infections. Juniper Networks, Inc. was a strong performer as the communications equipment firm benefited from spending by telecommunication firms, as they upgraded their networks to support increasing use of video on the internet. Navteq Corp., a provider of mapping data for personal navigation devices, rose on strong sales and on speculation of a takeover, which turned out to be justified, with Nokia bidding $78 per share for the company in early October 2007.

The stocks that detracted most from performance were not concentrated in any particular theme. The largest detraction came from Advanced Micro Devices, Inc. which faced a variety of headwinds during the year including aggressive pricing by its main competitor, Intel, and poor-execution in the launch of its Barcelona chipset. Move.com, whose primary business is providing online real-estate listings for consumers, suffered from the severe housing market slowdown. Continental Airlines, Inc. was also a large detractor as its fuel costs continued to rise along with higher oil prices and as investor expectations for consolidation among the industry did not materialize.

Current Strategy and Outlook: In our view, a growth investment opportunity of historic proportions is just beginning to be tapped. Perhaps the most important factor favoring the growth style, in our view, is the “bang for the buck” that investors can get by buying growth today. We believe investors can generally find high incremental earnings growth potential at valuation increments well below historical norms. Moreover, slowing global economic growth is a broadly positive trend for growth stocks. If upside surprise becomes less plentiful, companies that continue to deliver it stand to be more richly rewarded. As future growth becomes less plentiful, companies with continued solid growth prospects will likely stand out more and command a substantial premium. In our opinion, the Portfolio is extremely well positioned to capitalize as companies that deliver get rewarded more generously.

*	Effective May 1, 2007, John Fogarty is no longer a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

Red Hat, Inc.	3.8%
JDS Uniphase Corp.	3.8%
Cepheid, Inc.	3.7%
Advanced Micro Devices, Inc.	3.5%
Network Appliance, Inc.	3.5%
Lam Research Corp.	3.1%
Netlogic Microsystems, Inc.	3.1%
Salesforce.com, Inc.	3.0%
Nasdaq Stock Market, Inc.	2.7%
Itron, Inc.	2.7%

*	Excluding short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

4

ING AllianceBernstein Mid Cap Growth Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2007
			Since Inception		Since Inception		Since Inception		Since Inception
			of Class ADV		of Class I		of Class S		of Class S2
	1 Year	5 Year	September 25, 2006		May 13, 2005		August 14, 1998		September 9, 2002

Class ADV	10.37%	—	12.69%		—		—		—
Class I	11.11%	—	—		13.41%		—		—
Class S	10.86%	19.19%	—		—		5.58%		—
Class S2	10.69%	19.00%	—		—		—		19.22%
Russell Midcap® Growth Index(1)	11.43%	17.90%	15.06	%(2)	15.35	%(3)	7.29	%(4)	16.80	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING AllianceBernstein Mid Cap Growth Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Russell Midcap® Growth Index consists of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values with greater than average growth orientation.

(2)	Since inception performance of the index is shown from October 1, 2006.

(3)	Since inception performance of the index is shown from May 1, 2005.

(4)	Since inception performance of the index is shown from August 1, 1998.

(5)	Since inception performance of the index is shown from September 1, 2002.

5

ING BlackRock Inflation Protected Bond Portfolio
Portfolio Managers’ Report

Investment Type Allocation
as of December 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING BlackRock Inflation Protected Bond Portfolio (the “Portfolio”) seeks to maximize real return, consistent with real capital and prudent investment management. The Portfolio is managed by Stuart Spodek and Brian Weinstein, Portfolio Managers of BlackRock Financial Management, Inc. — the Sub-Adviser.

Performance: Since the Portfolio’s inception on April 30, 2007 through December 31, 2007, the Portfolio’s Class S shares provided a total return of 6.66% compared to the Lehman Brothers Global Real U.S. Treasury Inflation Protected Securities Index(1) (“Lehman Brothers Global Real: U.S. Tips Index”), which returned 8.13%, for the period beginning May 1, 2007 through December 31, 2007.

Portfolio Specifics: The increase in volatility during 2007 caused yield spreads (the difference in yields) between 10-year U.S. Treasuries and 10-year Treasury inflation protected securities (“TIPS”) to fluctuate throughout the year. For the most part, TIPS outperformed their nominal Treasury counterparts. However, during the flight to quality in the summer, they took a backseat to Treasuries, creating a buying opportunity. TIPS break-evens (the approximate difference in yield between a nominal Treasury security and a TIPS of the same maturity) ended the year at 2.33%, virtually unchanged from the end of 2006. We maintained the Portfolio’s U.S. yield curve steepening trades in the two- to 10-year maturity range, which was a key driver of performance as the yield curve steepened (the decline in short-term yields outpaced that of long-term yields) throughout most of the year. While European interest rates also declined during the year, the returns on European fixed income securities lagged those on U.S. TIPS. Therefore, the Portfolio’s allocation to non-U.S. TIPS detracted from performance. The Portfolio’s small position in mortgage-backed securities (“MBS”) also had a slightly negative impact. Conversely, our duration positioning was a positive contributor to performance throughout the year.

For the first half of 2007, the Portfolio’s duration was short relative to the benchmark, as both real and nominal rates increased. However, from August 2007 until the end of the year, the Portfolio was long duration relative to the benchmark as real yields fell. In early December, we reduced the duration as we expected yields to rise. In November 2007, we tactically moved into AAA-rated commercial mortgage-backed securities (“CMBS”) as yield spreads reached historically wide levels and we saw a buying opportunity. Portfolio performance benefited from this trade as spreads tightened in December, and we continue to move tactically into higher-quality spread products.

Current Strategy and Outlook: Inflation expectations are the primary driver of longer-term TIPS rates, while actual inflation drives rates on shorter-term TIPS. While earlier in the year we viewed shorter-term TIPS as relatively cheap, as inflation expectations have remained fairly constant this year, we now view them as richly valued. As we expect inflation to be more of a problem in the future rather than in the short term, we have positioned the Portfolio with an underweight position in shorter-term TIPS.

At December 31, 2007, approximately 55% of the Portfolio’s net assets was invested in U.S. TIPS, and roughly 12% in non-U.S. TIPS, with small allocations to mortgage-backed securities, CMBS, asset-backed securities, investment-grade credits and cash equivalents. The Portfolio’s average rating was AAA.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of December 31, 2007
(as a percent of net assets)

Treasury Inflation Protected Security, 2.375%, due 01/15/27	10.1%
Treasury Inflation Protected Security, 2.375%, due 01/15/17	5.9%
Treasury Inflation Protected Security, 0.875%, due 04/15/10	5.3%
Treasury Inflation Protected Security, 2.375%, due 01/15/25	4.7%
Deutschland Inflation Linked Bond, 1.500%, due 04/15/16	4.6%
France Government International Bond OAT, 1.800%, due 07/25/40	4.5%
Treasury Inflation Protected Security, 3.500%, due 01/15/11	4.1%
Treasury Inflation Protected Security, 2.375%, due 04/15/11	3.3%
Treasury Inflation Protected Security, 1.875%, due 07/15/13	3.2%
Treasury Inflation Protected Security, 1.875%, due 07/15/15	3.2%

Portfolio holdings are subject to change daily.

6

ING BlackRock Inflation Protected Bond Portfolio
Portfolio Managers’ Report

Cumulative Total Returns for the Period Ended December 31, 2007
	Since Inception
	of Class ADV, I and S
	April 30, 2007

Class ADV	6.27%
Class I	6.82%
Class S	6.66%
Lehman Brothers Global Real: U.S. TIPS Index(1)	8.13	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING BlackRock Inflation Protected Bond Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Lehman Brothers Global Real: U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding.

(2)	Since inception performance of the index is shown from May 1, 2007.

7

ING BlackRock Large Cap Growth Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING BlackRock Large Cap Growth Portfolio (the ”Portfolio”) seeks long-term growth of capital. The Portfolio is managed by Robert C. Doll, Jr., CFA, Portfolio Manager of BlackRock Investment Management, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio’s Class S shares provided a total return of 6.75% compared to the Russell 1000® Growth Index(1), which returned 11.81% for the same period.

Portfolio Specifics: The Portfolio’s performance versus the benchmark, Russell 1000® Growth Index, for the 12-month period ended December 31, 2007 was enhanced by strong stock selection in health care and, to a lesser extent, from an overweight in materials and an underweight in financials. In health care, our long-standing preference for service providers over product companies has continued to benefit the Portfolio’s performance relative to the benchmark.

The Portfolio’s relative return was hampered significantly by security selection in information technology. Our holdings in the energy and consumer discretionary sectors, along with an underweight in consumer staples and the absence of exposure to the utilities sector, also were negative contributors. Underweights versus the benchmark in richly valued stocks in the information technology sector (including Google, Inc. and Apple, Inc.) and an underweight in services companies in the energy sector detracted from performance. Within the consumer discretionary sector, as the economy slowed and fears of a recession increased in the fourth quarter, earnings disappointments hit the retail sector quite hard, and the Portfolio’s exposure to selected multiline retailers — despite decent fundamentals — ended up being a negative contributor to performance.

The most significant positive stock contributors to the relative performance included Monsanto Co., Oracle Corp. and Waters Corp., while RadioShack Corp., Big Lots Inc. and MEMC Electronic Materials Inc. were the primary detractors for the period.

Our valuation discipline hurt Portfolio performance in the period following the August 2007 market meltdown, when “growth at any price” proved to be a much more successful strategy. However, we maintain our disciplined approach, believing that buying better-than-market growth opportunities for better-than-market valuations is — in the long term — a recipe for success.

We believe the biggest theme for 2007 was global growth, and the Portfolio’s performance benefited from our two-pronged portfolio approach: cyclicals with a global emphasis on one hand, and the other in higher quality companies with predictable earnings. As we noted previously, our valuation discipline, however, was a bit of a headwind. Nevertheless, we continue to look for selected opportunities to add to the Portfolio high growth companies, selling at, what we believe, are reasonable valuations.

Current Strategy and Outlook: We maintain our two-pronged portfolio approach, believing that it is the best way to navigate through the current investment climate. At the end of the period on December 31, 2007, the Portfolio was overweight relative to the benchmark in information technology, health care, industrials and materials, and there were underweights in the consumer staples, financials and consumer discretionary sectors. The Portfolio had no exposure to telecommunication services and utilities.

In our opinion, equities will remain volatile due to the above-normal level of uncertainty and the below-normal level of liquidity. However, we believe as credit markets regain their footing and confidence levels improve, inexpensive valuations should give way to improved equity market levels, disappointing earnings notwithstanding. This will be especially evident with an accommodative Federal Reserve Board and reasonably contained inflation statistics. We believe that large-cap companies and growth stocks will win again as U.S. multinationals perform as well as most developed markets. We also believe emerging-market economies and markets are likely to perform well again.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

Hewlett-Packard Co.	2.7%
International Business Machines Corp.	2.6%
Merck & Co., Inc.	2.3%
Oracle Corp.	2.1%
UnitedHealth Group, Inc.	2.0%
Microsoft Corp.	1.8%
Texas Instruments, Inc.	1.7%
Dell, Inc.	1.6%
eBay, Inc.	1.5%
Honeywell International, Inc.	1.5%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

8

ING BlackRock Large Cap Growth Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2007
			Since Inception		Since Inception		Since Inception	Since Inception
			of Class ADV		of Class I		of Class S	of Class S2
	1 Year	5 Year	March 17, 2004		April 28, 2006		May 1, 2002	September 9, 2002

Class ADV	6.39%	—	9.37%		—		—	—
Class I	7.09%	—	—		6.35%		—	—
Class S	6.75%	12.21%	—		—		6.54%	—
Class S2+	6.64%	12.07%	—		—		—	10.36%
Russell 1000® Growth Index(1)	11.81%	12.11%	7.79	%(2)	10.07	%(3)	6.61%	10.81	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING BlackRock Large Cap Growth Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

+	On October 3, 2005, all outstanding shares of Class S2 were fully redeemed. On May 26, 2006, Class S2 recommenced operations. The returns for Class S2 include the performance of Class S, adjusted to reflect the higher expense of Class S2, for the period of October 4, 2005 to May 25, 2006.

(1)	The Russell 1000® Growth Index measures the performance of the 1,000 largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth.

(2)	Since inception performance of the index is shown from April 1, 2004.

(3)	Since inception performance of the index is shown from May 1, 2006.

(4)	Since inception performance of the index is shown from September 1, 2002.

9

ING BlackRock Large Cap Value Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING BlackRock Large Cap Value Portfolio (the ”Portfolio”) seeks long-term growth of capital. The Portfolio is managed by Robert C. Doll, Jr., CFA, Portfolio Manager of BlackRock Investment Management, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio’s Class S shares provided a total return of 4.30% compared to the Russell 1000® Value Index(1), which returned (0.17)% for the same period.

Portfolio Specifics: The Portfolio’s performance versus the benchmark Russell 1000® Value Index for the 12-month period ended December 31, 2007 was enhanced primarily by security selection and an underweight in financials, and stock selection in health care and industrials. The relative return was hindered somewhat by security selection and underweights in consumer staples, utilities and telecommunication services, and stock selection in energy.

Within financials, underweights and/or outright avoidance of thrifts and mortgage companies were the most significant contributors. Stock selection was particularly important, as we were able to avoid many of the firms that ended up suffering significant setbacks related to the mortgage debacle. On the negative side, at a high level our attention to valuation was a negative contributor, especially within utilities and consumer staples, as we believe many companies within these sectors were overvalued.

The most significant positive stock contributors to the relative performance included Exxon Mobil Corp., Chevron Corp. and SPX Corp., while Citigroup Inc., XL Capital Ltd. and Tyson Foods Inc. were the primary detractors for the period.

Our valuation discipline hurt the Portfolio’s performance in the period following the August 2007 market meltdown, when “growth at any price” proved to be a much more successful strategy. However, we maintain our disciplined approach, believing that buying better-than-market growth opportunities for better-than-market valuations is — in the long term — a recipe for success.

We believe the biggest theme for 2007 was global growth, and the Portfolio’s performance benefited from our two-pronged portfolio approach: cyclicals with a global emphasis on one hand, and the other in higher quality companies with predictable earnings. The biggest event, however, was the mortgage debacle, and our underweight to financials and avoidance of those firms with mortgage exposure helped the Portfolio’s performance versus the benchmark and its Lipper multi-cap value funds peer group. While Portfolio performance suffered during the summer’s market turmoil, we went into the fourth quarter with solid sector positioning, which helped us to end both the quarter and the year ahead of our benchmark.

Current Strategy and Outlook: We maintain our two-pronged portfolio approach, believing that it is the best way to navigate through the current investment climate. At the end of the period on December 31, 2007, the Portfolio was overweight relative to the benchmark most notably in information technology, health care, and energy, and underweighted in the consumer staples, financials, utilities, and telecommunication services sectors.

In our opinion, equities will remain volatile due to the above-normal level of uncertainty and the below-normal level of liquidity. However, we believe as credit markets regain their footing and confidence levels improve, inexpensive valuations should give way to improved equity market levels, disappointing earnings notwithstanding. This will be especially evident with an accommodative Federal Reserve Board and reasonably contained inflation statistics. We believe that large-cap companies will win again as U.S. multinationals perform as well as most developed markets. We also believe emerging-market economies and markets are likely to perform well again.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

ExxonMobil Corp.	6.6%
Chevron Corp.	3.9%
ConocoPhillips	3.1%
General Electric Co.	2.8%
JPMorgan Chase & Co.	2.2%
Occidental Petroleum Corp.	1.8%
Marathon Oil Corp.	1.6%
AT&T, Inc.	1.6%
Deere & Co.	1.6%
Travelers Cos., Inc.	1.6%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

10

ING BlackRock Large Cap Value Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2007
			Since Inception		Since Inception		Since Inception	Since Inception
			of Class ADV		of Class I		of Class S	of Class S2
	1 Year	5 Year	April 28, 2006		May 18, 2004		May 1, 2002	September 9, 2002

Class ADV	3.87%	—	5.58%		—		—	—
Class I	4.55%	—	—		11.21%		—	—
Class S	4.30%	13.33%	—		—		8.40%	—
Class S2	4.11%	13.16%	—		—		—	12.93%
Russell 1000® Value Index(1)	(0.17)%	14.63%	7.23	%(2)	11.96	%(3)	9.39%	13.02	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Black Rock Large Cap Value Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

(2)	Since inception performance of the index is shown from May 1, 2006.

(3)	Since inception performance of the index is shown from June 1, 2004.

(4)	Since inception performance of the index is shown from September 1, 2002.

11

ING Capital Guardian U.S. Equities Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Capital Guardian U.S. Equities Portfolio (the “Portfolio”) seeks long-term growth of capital and income. The Portfolio is managed by Karen A. Miller, Senior Vice President and Director, Michael R. Ericksen, Senior Vice President, David Fisher, Chairman of the Board of Capital Guardian, Theodore Samuels, Senior Vice President and Director, Eugene P. Stein, Executive Vice President, Terry Berkemeier, Senior Vice President, and Alan J. Wilson, Director and Senior Vice President, all of Capital Guardian Trust Company — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio’s Class S shares provided a total return of (0.43)% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (”S&P 500® Index”), which returned 5.49% for the same period.

Portfolio Specifics: The Portfolio’s underperformance was due primarily to stock selection in the information technology and financials sectors during the fourth quarter. The Portfolio had been even with the S&P 500® Index through the third quarter.

Rising investor concern about the U.S. economy and capital spending negatively impacted some technology holdings, including contract manufacturers and semiconductor memory companies SanDisk Corp., Micron Technology and Jabil Circuit, Inc.

The credit crunch further intensified concerns about the housing market, sub-prime mortgages, and collateralized debt obligations, hurting several of our holdings among thrifts and bond insurers, including Washington Mutual, which was the biggest detractor to Portfolio returns. The largest U.S. savings and loan saw its shares tumble, as the housing and credit markets deteriorated and after regulators began investigating how the company set values for mortgages sold to investors. Other decliners in the financials area included: Wachovia Corp., Ambac Financial Group, Inc., MBIA, Inc., and Sallie Mae, which sank after a proposed $25 billion takeover collapsed.

Selection in health care also weighed on returns. Portfolio holdings Forest Laboratories, Inc., Sepracor, Inc., Genentech and AstraZeneca PLC ADR all posted negative returns. During the year, energy stocks climbed as oil futures rose by nearly 60%. With the underweight in the Portfolio relative to the benchmark, this negatively impacted relative results.

The choice of materials stocks, especially Potash Corp. of Saskatchewan, was positive for the Portfolio. The stock gained as demand for fertilizers increased throughout the year. Google, Inc. was the top contributor to returns as the company posted consistently solid results. Selection in the industrials sector benefited returns, particularly Fluor Corp., United Technologies Corp. and Trane, Inc.

Current Strategy and Outlook: We think a U.S. economic slowdown is underway. While we do not yet know the full scope of the credit market crisis, we believe it will take time for all its ramifications to work through the financial system and the economy. This credit crunch is wider in scope, more opaque and complex than past credit crises.

So far we believe the U.S. economy has shown some signs of slowing but not of a serious breakdown. Employment and economic growth have deteriorated somewhat amid modest inflation. In addition, the Federal Reserve has shown that it is willing to act to ensure market stability. High oil prices may remain a headwind, but in our opinion, not an insurmountable one. We are encouraged by the strength of exports. Exports accounted for nearly a fourth of the rise in third-quarter U.S. gross domestic product (“GDP”) as overseas sales blossomed, adding support to large-cap companies. While the dollar continues to lose yield support, the possibility of declining real interest rates outside the U.S. combined with a reduced U.S. current account deficit and low valuation could, in our opinion, provide a floor for it later in the year.

We view this downturn as an opportunity to build positions in high-quality companies trading at very attractive valuations.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

Google, Inc. — Class A	2.7%
UnitedHealth Group, Inc.	2.2%
General Electric Co.	2.2%
JPMorgan Chase & Co.	2.1%
Genentech, Inc.	1.9%
Wachovia Corp.	1.8%
Target Corp.	1.7%
United Parcel Service, Inc. — Class B	1.7%
Microsoft Corp.	1.6%
Schlumberger Ltd.	1.5%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

12

ING Capital Guardian U.S. Equities Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2007
			Since Inception		Since Inception		Since Inception	Since Inception
			of Class ADV		of Class I		of Class S	of Class S2
	1 Year	5 Year	December 29, 2006		April 28, 2006		February 1, 2000	September 9, 2002

Class ADV	(0.92)%	—	(0.92)%		—		—	—
Class I	(0.24)%	—	—		2.27%		—	—
Class S	(0.43)%	11.74%	—		—		4.03%	—
Class S2	(0.62)%	11.54%	—		—		—	11.70%
S&P 500® Index(1)	5.49%	12.83%	5.49	%(2)	9.13	%(3)	2.34%	11.27	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Capital Guardian U.S. Equities Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(2)	Since inception performance of the index is shown from January 1, 2007.

(3)	Since inception performance of the index is shown from May 1, 2006.

(4)	Since inception performance of the index is shown from September 1, 2002.

13

ING FMRsm Diversified Mid Cap Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING FMRSM Diversified Mid Cap Portfolio (the ”Portfolio”) seeks long-term growth of capital. The Portfolio is managed by Tom Allen, Vice President and Portfolio Manager, of Fidelity Management & Research Company — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio’s Class S shares provided a total return of 14.49% compared to the Standard & Poor’s MidCap 400 IndexSM(1) (”S&P MidCap 400 IndexSM”), which returned 7.98 % for the same period.

Portfolio Specifics: Amidst turmoil in the credit markets and conflicting economic data, equity prices witnessed increased volatility throughout the period. Early in the year, stock prices advanced to continual new highs, but as with mounting credit concerns and a lingering weak housing market, increasing energy and commodity prices and slow earnings growth weighed on investors, and volatility returned. However, these concerns were partially offset by continued robust global economic growth and strong, albeit tempering, consumer spending trends.

For the 12-month period, the Portfolio outperformed the S&P Midcap 400® Index. The financials, consumer discretionary, information technology and industrials sectors finished as the largest contributors. With positive stock selection in consumer discretionary and information technology. Conversely, energy and health care provided the majority of negative returns for the year driven primarily by stock selection. We were underweight in financial stocks during the quarter based on our concern about the deterioration of credit quality, continued deceleration in mortgage activity and the lack of compelling valuations. Outperformance within the financials sector stemmed largely from an underweighting in holdings of bank stocks. Investor sentiment for these companies was dampened by the growing defaults among sub-prime mortgage borrowers and rising losses due to write-downs of those assets. In the consumer discretionary sector, strong stock selection drove positive returns, particularly among retailing stocks. Our holding in online travel agency Priceline.com was among the top contributors to performance in this area. The company’s shares climbed due to robust growth in its European brand, Booking.com. In information technology, networking company Juniper Networks, Inc. was the largest contributor to relative performance in the Portfolio for 2007. Their long-term earnings growth benefited from the spending of network providers as they expanded their bandwidth capacity to meet the robust demand for video content and Internet-based telephony. In industrials, we were overweighted in companies that could benefit from a continued increase in global farming equipment spending. Robust demand, poor crop yields and greater land allocations for ethanol production have driven crop prices higher and spurred the investment in farm equipment, particularly from overseas. The persistence of this trend lifted the earnings of our holdings in agricultural machinery producers AGCO Corp. and Deere, whose strong share price gains contributed to the Portfolio’s relative performance.

Our lack of exposure to select health care equipment companies also hurt performance. An underweighting in Intuitive Surgical, Inc., the manufacturer of robotic surgical systems, was the largest detractor for 2007 as its shares climbed amid strong demand for its products. We retained our underweighting in this company because we believed that the valuation of its shares adequately reflected its earnings growth potential.

Current Strategy and Outlook: We continue to find limited opportunities among financial companies based on our concerns about deteriorating credit quality, soft insurance pricing and continued weakness in housing. As such, we maintained our underweighted exposure to these firms. The notable exceptions are our holdings in asset management companies, due to our expectations for continued demand for retirement solutions.

Given the lack of companies, in our opinion, with compelling valuations and growth potential, we remained underweighted in utilities stocks.

We remained overweight in technology stocks due to the attractive valuations and compelling growth prospects of select companies, particularly within the semiconductor and hardware industries.

We also remained overweight in energy stocks, largely through holdings among services companies in this industry. We believe these firms should continue to benefit from increased exploration and drilling activity.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

Juniper Networks, Inc.	2.5%
Altera Corp.	2.0%
AGCO Corp.	2.0%
Gentex Corp.	1.9%
Deere & Co.	1.6%
Cisco Systems, Inc.	1.5%
Priceline.com, Inc.	1.5%
Ameriprise Financial, Inc.	1.4%
Cooper Industries Ltd.	1.4%
AllianceBernstein Holding LP	1.3%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

14

ING FMRsm Diversified Mid Cap Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2007
			Since Inception		Since Inception		Since Inception		Since Inception
			of Class ADV		of Class I		of Class S		of Class S2
	1 Year	5 Year	January 17, 2006		August 15, 2005		October 2, 2000		September 9, 2002

Class ADV	14.16%	—	10.05%		—		—		—
Class I	14.81%	—	—		14.08%		—		—
Class S	14.49%	19.92%	—		—		8.87%		—
Class S2	14.28%	19.72%	—		—		—		17.53%
S&P MidCap 400 Indexsm(1)	7.98%	16.20%	6.33	%(2)	9.68	%(3)	7.86	%(4)	14.52	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING FMRsm Diversified Mid Cap Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P MidCap 400 Indexsm is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

(2)	Since inception performance of the index is shown from February 1, 2006.

(3)	Since inception performance of the index is shown from August 1, 2005.

(4)	Since inception performance of the index is shown from October 1, 2000.

(5)	Since inception performance of the index is shown from September 1, 2002.

15

ING FMRsm Large Cap Growth Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING FMRSM Large Cap Growth Portfolio (the “Portfolio”) seeks growth of capital over the long term. The Portfolio is managed by Jack Kerivan and Derek Chin*, Portfolio Managers of Fidelity Management & Research Company(“FMR”) — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio’s Class I shares provided a total return of 3.81% compared to the Russell 1000® Growth Index(1), which returned 11.81% for the same period.

Portfolio Specifics: Amidst turmoil in the credit markets and conflicting economic data, equity prices witnessed increased volatility throughout the period. Early in the year, stock prices advanced to continual new highs, but as with mounting credit concerns and a lingering weak housing market, increasing energy and commodity prices and slow earnings growth weighed on investors, and volatility returned. However, these concerns were partially offset by continued robust global economic growth and strong, albeit tempering, consumer spending trends.

For the 12-month period, the Portfolio underperformed the Russell 1000® Growth Index. The consumer discretionary, industrials and information technology sectors finished as the largest detractors, while the energy and consumer staples sectors provided the majority of positive returns for the year. Underperformance within the consumer discretionary sector stemmed largely from our holdings of national homebuilder stocks. These stocks suffered from downward revisions to 2007 earnings estimates due to a slowdown in the U.S. housing market as well as tighter lending standards in the wake of the sub-prime mortgage market meltdown. Overweight positions in the stocks of KB Home, DR Horton and Ryland Group were the largest detractors of the home builder stocks. Also in the consumer discretionary sector an overweight position in retailing holding in OfficeMax hurt performance. The industrials sector was negatively affected by holdings in airline companies that lagged the benchmark due largely to concerns over rising jet fuel costs and a possible recessionary economic environment. US Airways Group, Inc. and AMR Corp. were the two biggest drags on Portfolio performance for 2007 and Continental Airlines, Inc. also hurt performance. Also overweight positions in the stocks of companies in the capital goods industry such as Energy Conversion Devices, Inc., Terex Corp. and Joy Global hurt performance. Information technology was the next largest detractor on a sector basis. This was driven primarily by an overweight positions hardware and equipment companies Brocade Communications Systems, Inc., Ciena Corp. and Western Digital Corp. Also, an underweight position in internet search and advertising provider Google, Inc. detracted from relative performance.

Conversely, the energy sector posted positive returns due to our holdings of offshore drilling rig equipment providers that benefited from increased spending on oil exploration and record backlogs for drilling rigs. Top 10 holding National-Oilwell Varco, Inc., Tesoro Petroleum Corp. and Transocean, Inc. were examples of stocks in the energy sector that worked well. Additionally, within the consumer staples sector stock selection in the food & staples retailing industry led to positive contributions.

Current Strategy and Outlook: We believe the Portfolio is positioned to gain from active stock selection utilizing a combination of quantitative and fundamental research platforms that seek companies with faster, more consistent growth prospects at attractive valuations. We continue to favor the machinery industry, with positions across multiple business lines including agricultural equipment providers and crane manufacturers. We believe that these businesses will benefit from strong global infrastructure spending and continued demand for global crop production stemming from the energy markets. Additionally, we are overweight the computers & peripherals industry, focusing on personal computer manufacturers such as Apple, Inc. and Hewlett-Packard Co. Apple, Inc. continues to benefit from increased Mac personal computer sales, as well as anticipated sales growth in its iPod and iPhone product lines. Hewlett-Packard Co.’s strong market share gains across multiple business lines, such as servers, PC’s, and printers, should result in meaningful earning growth. Within the financials sector, we are bullish on the insurance industry, maintaining positions in property & casualty insurance providers with strong balance sheets and attractive valuations that could benefit from potential merger & acquisition activity. Finally of note, we are underweight the pharmaceuticals industry due to limited upside and a lack of compelling near-term growth catalysts.

*	Effective December 31, 2007, Jack Kerivan and Derek Chin replaced Bahaa Fam as portfolio managers to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

Apple, Inc.	5.2%
Cisco Systems, Inc.	3.6%
Hewlett-Packard Co.	3.4%
Altria Group, Inc.	3.0%
Monsanto Co.	2.9%
National Oilwell Varco, Inc.	2.6%
Baxter International, Inc.	2.3%
Manitowoc Co., Inc.	2.3%
Microsoft Corp.	2.1%
Nike, Inc.	2.1%

*	Excludes short-term investments related to U.S. government agency obligation.

Portfolio holdings are subject to change daily.

16

ING FMRsm Large Cap Growth Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2007
		Since Inception		Since Inception		Since Inception
		of Class ADV		of Class I		of Class S
	1 Year	June 2, 2006		April 29, 2005		May 4, 2005

Class ADV	3.19%	5.55%		—		—
Class I	3.81%	—		4.88%		—
Class S	3.54%	—		—		4.17%
Russell 1000® Growth Index(1)	11.81%	13.74	%(2)	12.36	%(3)	12.36	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING FMRsm Large Cap Growth Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Russell 1000® Growth Index measures the performance of the 1,000 largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth.

(2)	Since inception performance of the index is shown from June 1, 2006.

(3)	Since inception performance of the index is shown from May 1, 2005.

17

ING FMRsm Mid Cap Growth Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2007
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING FMRsm Mid Cap Growth Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by Jack Kerivan and Derek Chin*, Portfolio Managers, of Fidelity Management & Research Company (“FMR”) — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio’s Class S shares provided a total return of 1.28% compared to the Russell Midcap® Growth Index, which returned 11.43% for the same period.

Portfolio Specifics: Amidst turmoil in the credit markets and conflicting economic data, equity prices witnessed increased volatility throughout the year-to-date period. Early in the year, stock prices advanced to continual new highs, but as with mounting credit concerns and a lingering weak housing market, increasing energy and commodity prices and slow earnings growth weighed on investors, and volatility returned. However, these concerns were partially offset by continued robust global economic growth and strong, albeit tempering, consumer spending trends.

For the period, the Portfolio underperformed the Russell Midcap® Growth Index. The consumer discretionary, industrials and materials sectors finished as the largest detractors to relative performance primarily due to stock selection. Conversely, the energy and health care sectors provided the majority of positive returns for the year driven primarily by stock selection. Underperformance within the consumer discretionary sector stemmed largely from our holdings of national homebuilder stocks. These stocks suffered from downward revisions to 2007 earnings estimates due to a slowdown in the U.S. housing market as well as tighter lending standards in the wake of the sub-prime mortgage market meltdown. Overweight positions in the stocks of Ryland Group, KB Home and DR Horton were the largest detractors of the home builder stocks. Also in the consumer discretionary sector retailing holdings in OfficeMax and Building Materials Holding Corp. hurt performance. The industrials sector was negatively affected by holdings in airline companies that lagged the benchmark due largely to concerns over rising jet fuel costs and a possible recessionary economic environment. US Airways Group, Inc. and AMR Corp. were the two biggest drags on Portfolio performance for 2007 and Continental Airlines, Inc. also hurt performance. Also an overweight position in the stock of mining equipment manufacturer and service company Joy Global hurt performance. In the materials sector an overweight position in RTI International Metals, Inc., a titanium mill product and fabricated metal component manufacturer, detracted the most.

Conversely, the energy sector posted positive returns due to our holdings of offshore drilling rig equipment providers that benefited from increased spending on oil exploration and record backlogs for drilling rigs. Top 10 holding National-Oilwell Varco, Inc, Tesoro Petroleum Corp. and Diamond Offshore Drilling were examples of stocks in the energy sector that worked well with National-Oilwell Varco, Inc. being the top contributor to relative performance in 2007. Additionally, holdings in the life sciences tools & services industry led to positive contributions. Here Gilead Sciences and Pharmaceutical Product Development, Inc. were the top contributors to positive performance.

Current Strategy and Outlook: The Portfolio is positioned to seek to gain from active stock selection utilizing our fundamental research platform to identify companies with strong growth prospects and consistent returns. We continue to favor the metals & mining industry, with positions in specialty metals producers. We believe that these businesses will benefit from demand within the aerospace industry for aircraft engines and frames, as well as potential growth from nuclear power plant construction. Additionally, we are overweight the wireless telecommunication services industry, focusing on service providers with heavy exposure to the Latin American wireless market. We believe significant growth opportunities should drive earnings upside for these businesses including strong subscriber growth rates and under-penetrated target markets. Within the health care sector, we remain overweight the biotechnology industry across a diverse array of biopharmaceutical and human therapeutic companies. We believe that these businesses are poised for tremendous growth due to robust developmental drug pipelines, solid franchises, and possible merger & acquisition activity. We are underweight the pharmaceuticals industry due to limited upside and a lack of near-term growth catalysts. Lastly, we are underweight the real estate investment trusts industry due to ongoing uncertainty surrounding the near-term health of the real estate market.

*	Effective December 31, 2007, Jack Kerivan and Derek Chin replaced Bahaa Fam as portfolio managers to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

Polycom, Inc.	2.6%
Allegheny Technologies, Inc.	2.6%
Assurant, Inc.	2.5%
Discovery Holding Co.	2.5%
Cognizant Technology Solutions Corp.	2.4%
Advance Auto Parts, Inc.	2.3%
Biogen Idec, Inc.	2.3%
National Oilwell Varco, Inc.	2.2%
Manitowoc Co., Inc.	2.2%
Western Digital Corp.	2.1%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

18

ING FMRsm Mid Cap Growth Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2007
			Since Inception	Since Inception		Since Inception
			of Class I	of Class S		of Class S2
	1 Year	5 Year	May 1, 2003	August 14, 1998		September 9, 2002

Class I	1.58%	—	11.31%	—		—
Class S	1.28%	11.81%	—	4.69%		—
Class S2	1.04%	11.63%	—	—		10.63%
Russell Midcap® Growth Index(1)	11.43%	17.90%	17.62%	7.29	%(2)	16.80	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING FMRsm Mid Cap Growth Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Russell Midcap® Growth Index consists of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values with greater than average growth orientation.

(2)	Since inception performance of the index is shown from August 1, 1998.

(3)	Since inception performance of the index is shown from September 1, 2002.

19

ING Franklin Income Portfolio
Portfolio Managers’ Report

Investment Type Allocation
as of December 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Franklin Income Portfolio (the “Portfolio”) seeks to maximize income while maintaining prospects for capital appreciation. The Portfolio is managed by Edward D. Perks and Charles B. Johnson, Portfolio Managers of Franklin Advisers, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio’s Class S shares provided a total return of 2.66% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (”S&P 500® Index”), Lehman Brothers® Intermediate Government/Credit Bond Index(2) and the Composite Index(3) (60% of the S&P 500® Index and 40% of the Lehman Brothers® Intermediate Government/Credit Bond Index), which returned 5.49%, 7.39% and 6.39%, respectively, for the same period.

Portfolio Specifics: Strong economic growth and solid corporate earnings helped U.S. stocks post gains through the first three quarters of 2007. Concerns about sub-prime mortgage losses, weakening consumer spending and inflationary fears, partly due to rising crude oil prices, were offset somewhat by the Federal Reserve Board’s 50 basis-points (0.50%) cut to the federal funds target rate at its September meeting. However, a broad market slump in the fourth quarter erased some of the earlier gains. During the year under review, the 10-year U.S. Treasury yield fell from 4.71% to 4.03%.

Several of the Portfolio’s electric utility equity holdings performed well, including Public Service Enterprise Group, Inc. (“PSEG”), TXU Corp. and Dominion Resources, Inc. PSEG benefited from improving power markets in its core areas of operations as well as attractive growth opportunities in the regulated utility business. TXU Corp.’s share price surged as it was successfully acquired by private equity partners KKR and TPG. Dominion Resources, Inc. performed well as it focused on core utility businesses and left the more volatile energy exploration and production business.

Energy and basic materials equity holdings also contributed to the Portfolio’s absolute performance, partly driven by strong prices for oil, copper and gold. Domestic energy producer, Chesapeake Energy Corp. benefited from strong natural gas prices and solid production performance. Freeport McMoran Copper & Gold and Barrick Gold Corp. stocks rose due to continued strong global demand for metals. Lyondell Chemical Co. shares gained following Basell’s successful purchase of the company.

Turmoil in housing-related sectors, including financial companies exposed to sub-prime mortgages and related structured credit products, negatively impacted some Portfolio holdings. Financial firms including Washington Mutual, Citigroup, Inc. and E*TRADE Financial Corp., along with home builders D.R. Horton, Inc. and KB Home, were significant detractors from performance during the period.

Corporate bond holdings negatively impacted Portfolio performance as widening spreads more than offset the rally in U.S. Treasury securities. Specific holdings that hurt results included GMAC Financial Services and Charter Communications. GMAC was weighed down by mortgage lending exposure via its Residential Capital subsidiary. Despite attractive revenue and cash flow growth, Charter Communications declined as the cable sector weakened partly due to fears of elevated competition from telecommunication services providers and satellite broadcast companies. The Portfolio’s high income objective often leads to little or no weighting in Treasuries and low average credit quality compared to investment grade bond indices like the one referred to above. Both of these factors detracted from performance in 2007.

Current Strategy and Outlook: The Portfolio primarily invests in corporate, foreign and U.S. Treasury bonds, as well as stocks and convertible securities with dividend yields that we believe are attractive. Bonds and stocks are selected for the Portfolio on the basis of our assessment of their potential long-term value and on the basis of fundamental, bottom-up research.

Our strategy is to invest in bonds and stocks of companies we consider undervalued or out-of-favor. We continue to focus on identifying individual companies that we believe have the potential for income today and significant growth tomorrow. Additionally, we continued to believe select opportunities in corporate bonds offer a compelling opportunity to earn attractive yields and total returns.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

Pfizer, Inc.	2.0%
Ford Motor Credit Co., 7.375%, due 10/28/09	1.7%
AT&T, Inc.	1.6%
Bank of America Corp.	1.4%
Energy Future Holdings, 11.250%, due 11/01/17	1.4%
Johnson & Johnson	1.4%
General Motors Acceptance Corp., 7.750%, due 01/19/10	1.2%
Morgan Stanley	1.1%
Ceridian Corp., 11.250%, due 11/15/15	1.0%
Freddie Mac	1.0%

*	Excludes short-term investments related to securities lending collateral and U.S. government agency obligation.

Portfolio holdings are subject to change daily.

20

ING Franklin Income Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2007
		Since Inception		Since Inception		Since Inception
		of Class ADV		of Class I and S		of Class S2
	1 Year	December 29, 2006		April 28, 2006		May 3, 2006

Class ADV	2.17%	2.16%		—		—
Class I	2.89%	—		7.95%		—
Class S	2.66%	—		7.70%		—
Class S2	2.56%	—		—		7.70%
S&P 500® Index(1)	5.49%	5.49	%(4)	9.13	%(5)	9.13	%(5)
Lehman Brothers® Intermediate Government/Credit Bond Index(2)	7.39%	7.39	%(4)	7.12	%(5)	7.12	%(5)
Composite Index(3)	6.39%	6.39	%(4)	8.43	%(5)	8.43	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Franklin Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(2)	The Lehman Brothers® Intermediate Government/Credit Bond Index is an unmanaged index composed of securities including U.S. Government Treasury and agency securities.

(3)	The Composite Index is comprised of 60% of the S&P 500® Index and 40% of the Lehman Brothers® U.S. Government/Credit Bond Index.

(4)	Since inception performance of the indices is shown from January 1, 2007.

(5)	Since inception performance of the indices is shown from May 1, 2006.

21

ING Franklin Mutual Shares Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2007
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Franklin Mutual Shares Portfolio (the “Portfolio”) seeks capital appreciation, with income as a secondary goal. The Portfolio seeks to achieve its investment objectives by investing primarily in equity securities of companies the Portfolio managers believe are at prices below their intrinsic value. The Portfolio is managed by Peter A. Langerman, Co-Portfolio Manager, F. David Segal, CFA, Co-Portfolio Manager and Debbie A. Turner, CFA, Assistant Portfolio Manager, of Franklin Mutual Advisers, LLC — the Sub-Adviser.

Performance: Since the Portfolio’s inception on April 30, 2007 through December 31, 2007, the Portfolio’s Class S shares provided a total return of (3.37)% compared Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500”), which returned 0.38% for the period beginning May 1, 2007 through December 31, 2007.

Portfolio Specifics: Many of our international holdings performed well, particularly among the tobacco, energy and industrial sectors. Our collective investments in merger arbitrage, another Portfolio strategy, were also profitable as we sought to take advantage in late summer of concerns that deals would fall apart because of “buyer’s remorse” or unavailability of financing.

Three long-held mutual series investments that performed well were Orkla ASA, Berkshire Hathaway, Inc. and British American Tobacco (“BAT”). Orkla ASA, one of Norway’s largest conglomerates, was a major contributor to the Portfolio’s overall results. Berkshire Hathaway, Inc.’s stock appreciated strongly as the company benefited from a favorable pricing environment for U.S. property insurers and a lack of catastrophe losses in 2007. Shares of U.K.-based BAT benefited from strong operations as well as tobacco’s traditional role as a defensive stock, posted a double-digit return for the period under review.

Although many of our investments appreciated during the period, some of the Portfolio’s holdings underperformed. SLM Corp., known as Sallie Mae, was a major detractor from performance. The company has a dominant market share in the student loan market. We began acquiring shares after a leveraged buyout of Sallie Mae was announced by the private equity firm J.C. Flowers, in partnership with Bank of America and J.P. Morgan Chase. As market conditions in general deteriorated and certain negative developments specifically related to Sallie Mae unfolded, the buyers called the transaction off and the stock price declined. Three other positions that declined in value included financial services conglomerate Citigroup, Inc.; Belgium-based banking, insurance and investment management company Fortis; and Home Depot, Inc., the world’s largest home improvement chain. While we had limited direct exposure to the sub-prime mortgage originators, the spreading contagion of the ensuing credit crisis hurt valuations of most financial institutions, including some domestic and European banks owned by the Portfolio.

A challenging area for investors in the latter half of the year was what we would term “event-driven” stocks. These are investments that we believe are attractively valued and where we see an identifiable catalyst to unlock the value. Many of these event-driven investments were held in common with some of the hedge funds that faced pressure to sell. As opportunistic, valuation-driven investors, these types of short-term selling pressures provided us the opportunity to increase the Portfolio’s holdings at what we feel are very attractive valuations.

Investors should note that we maintained our currency hedging posture of being substantially — but not fully — hedged to the U.S. dollar for most of our non-U.S. holdings. As the U.S. dollar was weaker against most foreign currencies during 2007, the Portfolio benefited as a result of not being fully hedged, but Portfolio returns were lower than they would have been had we not hedged the foreign currency exposures at all.

Current Strategy and Outlook:  We believe the extended credit crisis has created a number of opportunities. We have no crystal ball telling us precisely when the U.S. housing market will turn positive or where oil prices will be a year from now. However, we are confident that if we stick to our strategy of buying good businesses at cheap valuations, we can limit our downside risk and show favorable returns over the long term.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

Berkshire Hathaway, Inc. — Class B	3.5%
British American Tobacco PLC	2.0%
Orkla ASA	2.0%
News Corp. — Class A	1.9%
US Bancorp.	1.7%
Altria Group, Inc.	1.7%
Microsoft Corp.	1.7%
White Mountains Insurance Group Ltd.	1.6%
Imperial Tobacco Group PLC	1.6%
Comcast Corp. — Special Class A	1.6%

*	Excludes short-term investments related to U.S. government agency obligation.

Portfolio holdings are subject to change daily.

22

ING Franklin Mutual Shares Portfolio
Portfolio Managers’ Report

Cumulative Total Returns for the Period Ended December 31, 2007
	Since Inception
	of Class ADV, I and S
	April 30, 2007

Class ADV	(3	.67)%
Class I	(3	.19)%
Class S	(3	.37)%
S&P 500® Index(1)	0	.38%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Franklin Mutual Shares Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(2)	Since inception performance of the indices is shown from May 1, 2007.

23

ING Lord Abbett Affiliated Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2007
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Lord Abbett Affiliated Portfolio (the ”Portfolio”) seeks long-term growth of capital. Current income is a secondary objective. The Portfolio is managed by Eli M. Salzmann, Partner and Portfolio Manager and Sholom Dinsky*, Partner and Portfolio Manager of Lord, Abbett & Co. LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio’s Class S shares, provided a total return of 4.15% compared to the Russell 1000® Value Index(1), which returned (0.17)% for the same period.

Portfolio Specifics: The Portfolio outperformed the Russell 1000® Value Index for the twelve-month period ended December 31, 2007.

The Portfolio’s underweight of the slumping financial services sector was the largest contributor to relative performance during 2007. The sector underperformed as turmoil in the sub-prime mortgage market sent the broader sector down. Stock selection within the sector also aided relative performance, with Bank of New York Mellon Corp. outperforming its peers. The preeminent provider of fiduciary and securities services advanced nicely this year, owing to the positive synergies resulting from its July merger and its lack of exposure to sub-prime mortgages. Stock selection within the materials and processing sector was another notable contributor, as Monsanto Co. benefited nicely from strong demand for corn seed, at least partially due to an increased interest in corn-based ethanol. In addition, stock selection within technology aided relative performance, as Microsoft Corp. finished the year on a very strong note. The computer software giant exceeded investors’ third quarter expectations, reporting increased sales across most business lines and an acceleration in demand for the company’s Vista software suite.

The Portfolio’s underweight of the integrated oils sector detracted from relative performance, as crude oil prices climbed towards $100 per barrel for the first time. Stock selection within the consumer discretionary sector also hurt relatively, as internet services provider IAC/InterActive Corp. experienced weakness in two major business segments. Despite surpassing earnings expectations for each quarter of 2007, rental car company Hertz also underperformed for the year, troubled by higher gasoline prices and a possible slowdown in air travel. Lastly, the underweight within the utilities sector detracted, as this more defensive sector held up well in the broad market decline during the second half of the year.

Current Strategy and Outlook: We believe because of their sheer size, strong balance sheets, and experienced management, large-cap stocks tend to be less volatile than small-cap or mid-cap stocks. After several years of relative underperformance, we believe large-caps are likely to do well going forward. From an investment standpoint, we continue to seek undervalued companies that are under-earning their long-term potential, as long as we are able to identify positive fundamental catalysts that we believe will cause those earnings to move back toward normalized levels. We continue to find many attractive investment opportunities across several industry groups and have structured the Portfolio accordingly.

Although technology remains the Portfolio’s largest sector overweight, we reduced the overweight meaningfully during the quarter by eliminating positions in the semiconductor and communications industries, and reducing exposure to the computer area. The Portfolio continues to overweight the consumer staples sector, with a focus on stable earners in areas such as soft drinks, grocery stores, and foods, which can grow earnings in a slowing economic environment through new products and/or restructuring. The overweight position in health care was increased somewhat during the fourth quarter, with the addition of new positions.

The financial services sector continues as the Portfolio’s most significant underweight, as issues within the sub-prime mortgage market continue to burden the sector. Because loan problems are still working their way through the system, we have added only to select positions on significant price weakness. We remain underweight the integrated oils sector, as crude oil prices remain above long term normalized levels and current earnings levels are not sustainable, in our opinion. We also continue to underweight utilities, as we have consistently taken profits from this strong-performing sector over the last few quarters.

*	Effective March 31, 2008, Shalom Dinsky will no longer co-manage the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

ExxonMobil Corp.	5.0%
Bank of New York Mellon Corp.	4.5%
General Electric Co.	4.2%
IAC/InterActiveCorp.	2.7%
Fannie Mae	2.6%
JPMorgan Chase & Co.	2.6%
AT&T, Inc.	2.6%
Abbott Laboratories	2.5%
Microsoft Corp.	2.3%
Kraft Foods, Inc.	2.3%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

24

ING Lord Abbett Affiliated Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2007
			Since Inception		Since Inception		Since Inception	Since Inception
			of Class ADV		of Class I		of Class S	of Class S2
	1 Year	5 Year	April 28, 2006		June 24, 2003		February 1, 2000	September 9, 2002

Class ADV	3.67%	—	6.95%		—		—	—
Class I	4.35%	—	—		11.68%		—	—
Class S	4.15%	13.25%	—		—		5.84%	—
Class S2	4.03%	13.09%	—		—		—	12.09%
Russell 1000® Value Index(1)	(0.17)%	14.63%	7.23	%(2)	13.58	%(3)	7.29%	13.02	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Lord Abbett Affiliated Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

(2)	Since inception performance of the index is shown from May 1, 2006.

(3)	Since inception performance of the index is shown from July 1, 2003.

(4)	Since inception performance of the index is shown from September 1, 2002.

25

ING T. Rowe Price Capital Appreciation Portfolio
Portfolio Managers’ Report

Investment Type Allocation
as of December 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change.

ING T. Rowe Price Capital Appreciation Portfolio (the ”Portfolio”) seeks, over the long-term, a high total investment return, consistent with preservation of capital and prudent investment risk. The Portfolio is managed by Jeffrey W. Arricale, CPA and Vice President, and David R. Giroux, CFA and Vice President, of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio’s Class S shares provided a total return of 4.39% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (”S&P 500® Index”), the Lehman Brothers® U.S. Government/Credit Bond Index(2), and the Composite Index(3) (60% S&P 500® Index/40% Lehman Brothers U.S. Government/Credit Bond Index), which returned 5.49%, 7.23% and 6.33%, respectively, for the same period.

Portfolio Specifics: In a year when growth stocks beat value by a wide margin, the Portfolio’s value-oriented equity allocation managed a positive return but trailed the S&P 500® Index. The Portfolio’s convertible and traditional fixed-income securities provided returns that beat the S&P 500® Index. Among fixed-income, bonds outperformed the Lehman Brothers U.S. Aggregate Index and convertibles outperformed the Merrill Lynch Convertible Bond Index.

We made modest adjustments to the Portfolio’s broad asset allocation over the course of the year, with our exposure to equities up only slightly from 60% to 61% of assets. At the same time, cash is down from 20% to 18% of assets, while the allocation to bonds and convertible securities went from 19% to 21%.

Within equities, we favored companies that we believe should hold up better in the late stages of an economic cycle and/or are trading at very attractive valuations. In the fixed-income slice, the convertible bond allocation came down over the last 12 months from 16% to 9% of assets because a number of our holdings reached their put or call dates. To be clear, we like the risk/reward tradeoff that convertibles offer, but issues that meet our criteria are scarce. Among traditional bonds, we increased our allocation from 3% to 12% over the course of the year, adding to this position when Treasury yields were above 5%. We brought down the cash allocation from 20% to 18% of assets, primarily as a result of shifting money into attractively valued stock and bond issues late in 2007.

Within the equity allocation, energy shares contributed most to return thanks to the rise in oil prices to $100 a barrel. Murphy Oil Corp. was a key contributor on positive developments at a new oil field, as well as speculation that the company was gearing up to spin-off it’s refining and marketing businesses.

It also helped to be overweight the utilities sector, which was one of the best-performing slices of the S&P 500® Index for the year. These shares were prized for their stable to improving fundamentals and credit quality. Finally, holdings in the industrials sector were key contributors to performance, led by holdings in the machinery industry.

Looking at detractors, consumer discretionary holdings produced negative results as investors worried about the health of the consumer amid a slowdown in housing, jobs, and the broader economy. Specialty retailers and homebuilders were particularly weak in that environment.

Financial shares performed poorly, weighing on the Portfolio’s commercial banks holdings. Insurance names also detracted, as Genworth Financial, Inc. was punished for its exposure to the mortgage insurance business.

Current Strategy and Outlook: We expect to move from a more defensive to neutral stance in terms of the Portfolio’s asset allocation and within equities because we see less downside risk and greater return potential. That is because valuations appear more attractive and we see greater upside in select names over the next 12 months than we did previously.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

U.S. Treasury Bond, 4.750%, due 05/15/14	4.7%
General Electric Co.	2.5%
AT&T, Inc.	2.2%
U.S. Treasury Note, 4.500%, due 04/30/12	2.0%
Covidien Ltd.	1.9%
Tyco Electronics Ltd.	1.8%
Microsoft Corp.	1.8%
Time Warner, Inc.	1.7%
Murphy Oil Corp.	1.6%
Genworth Financial, Inc.	1.6%

*	Excludes short-term investments related to Reserve Investment Fund and securities lending collateral.

Portfolio holdings are subject to change daily.

26

ING T. Rowe Price Capital Appreciation Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2007
				Since Inception		Since Inception		Since Inception
				of Class ADV		of Class I		of Class S2
	1 Year	5 Year	10 Year	December 16, 2003		May 2, 2003		September 9, 2002

Class ADV	4.05%	—	—	11.15%		—		—
Class I	4.69%	—	—	—		14.12%		—
Class S	4.39%	13.48%	11.12%	—		—		—
Class S2	4.27%	13.31%	—	—		—		12.71%
S&P 500® Index(1)	5.49%	12.83%	5.91%	9.18	%(4)	9.30	%(5)	11.27	%(6)
Lehman Brothers U.S. Government/Credit Bond Index(2)	7.23%	4.44%	6.01%	4.38	%(4)	4.16	%(5)	4.91	%(6)
Composite Index(3)	6.33%	9.53%	6.29%	7.33	%(4)	9.30	%(5)	8.89	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING T. Rowe Price Capital Appreciation Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(2)	The Lehman Brothers U.S. Government/Credit Bond Index is a widely recognized index of publicly issued fixed rate U.S. Government and Corporate investment grade debt securities.

(3)	The Composite Index is comprised of 60% of the S&P 500® Index and 40% of the Lehman Brothers U.S. Government/Credit Bond Index.

(4)	Since inception performance of the indices is shown from January 1, 2004.

(5)	Since inception performance of the indices is shown from May 1, 2003.

(6)	Since inception performance of the indices is shown from September 1, 2002.

27

ING T. Rowe Price Equity Income Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2007
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING T. Rowe Price Equity Income Portfolio (the ”Portfolio”) seeks substantial dividend income as well as long-term growth of capital. The Portfolio is managed by Brian C. Rogers, Portfolio Manager of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio’s Class S shares provided a total return of 3.06% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (”S&P 500® Index”), which returned 5.49% for the same period.

Portfolio Specifics: The Portfolio managed a positive return in 2007, but trailed the S&P 500® Index. Underperformance was primarily a result of positioning among information technology shares. The largest contribution to relative results came from stock picks among financials shares.

The main sources of weakness compared with the S&P 500® Index were stock selection and an underweight position in information technology stocks. Stock selection hurt in the computers and peripherals industry, where an underweight to Apple, Inc. was the leading detractor. Positioning in the internet software and services industry also detracted behind an overweight to Yahoo!, Inc. and an underweight to Google, Inc. Communication equipment holdings also detracted, as Alcatel-Lucent continued to work on turning around its business.

In materials, paper and forest products firm International Paper Co. was a notable detractor because of a poor economic outlook and estimates of higher-than-expected costs and working capital use going forward. Stock picks also had a negative effect in chemicals, where it hurt to be underweight Monsanto Co. and overweight International Flavors & Fragrances Co. and EI DuPont de Nemours & Co.

Stock selection limited relative results in utilities, though it helped to be overweight one of the best-performing sectors in the index. These stocks were attractive during a period of economic and market uncertainty because of their steady to improving fundamentals. Multi-utility NiSource underperformed as a result of disappointing earnings, and after a lengthy strategic review turned up no ways to unlock shareholder value.

Looking at positive contributors, the main source of strength relative to the S&P 500® Index was positioning in the financial sector, where it helped to be underweight the hard-hit banking and diversified financial services stocks — an underweight to Citigroup, Inc. was a key source of relative strength. Capital market-related shares also helped relative results behind custody banks, State Street and Bank of New York Mellon Corp. In addition, Charles Schwab Corp. performed well on new client acquisition and asset growth.

An overweight position and stock selection among energy shares were further sources of relative strength. Stock picks contributed most among oil, gas, and consumable fuels shares, led by Hess Corp, Murphy Oil, Inc., and ExxonMobil Corp.

Current Strategy and Outlook: We suggest that investors be patient through this period of market transition and adjustment. We believe we are correcting the excesses seen in the strong economic environment over the last five years. We expect the Federal Reserve Board to take an active role in supporting the economy in 2008. Relative valuations support some promising opportunities. For investors willing to accept risk, this is arguably a great time to invest in some of the more troubled sectors of the market. And that’s what our value portfolios will be doing.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

General Electric Co.	3.2%
ExxonMobil Corp.	2.4%
Chevron Corp.	2.4%
JPMorgan Chase & Co.	2.4%
AT&T, Inc.	2.1%
Microsoft Corp.	2.0%
Royal Dutch Shell PLC ADR	1.8%
International Paper Co.	1.4%
Merck & Co., Inc.	1.4%
Marsh & McLennan Cos., Inc.	1.3%

*	Excludes short-term investments related to Reserve Investment Fund and securities lending collateral

Portfolio holdings are subject to change daily.

28

ING T. Rowe Price Equity Income Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2007
				Since Inception		Since Inception		Since Inception
				of Class ADV		of Class I		of Class S2
	1 Year	5 Year	10 Year	January 15, 2004		May 2, 2003		September 9, 2002

Class ADV	2.71%	—	—	9.23%		—		—
Class I	3.34%	—	—	—		13.67%		—
Class S	3.06%	12.89%	6.95%	—		—		—
Class S2	2.95%	12.73%	—	—		—		11.88%
S&P 500® Index(1)	5.49%	12.83%	5.91%	8.88	%(2)	12.66	%(3)	11.27	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING T. Rowe Price Equity Income Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(2)	Since inception performance of the index is shown from January 1, 2004.

(3)	Since inception performance of the index is shown from May 1, 2003.

(4)	Since inception performance of the index is shown from September 1, 2002.

29

ING Templeton Global Growth Portfolio
Portfolio Managers’ Report

Country Allocation
as of December 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Templeton Global Growth Portfolio (the ”Portfolio”) seeks capital appreciation. Current income is only an incidental consideration. The Portfolio is managed by Cynthia L. Sweeting, CFA, President. The following individuals have secondary portfolio management responsibilities: Tucker Scott, CFA, Executive Vice President and Lisa F. Myers, CFA* and Vice President*, of Templeton Global Advisors Limited — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio’s Class S shares provided a total return of 2.41% compared to the Morgan Stanley Capital International (“MSCI”) World Indexsm which returned 9.04% for the same period.

Portfolio Specifics: In 2007, most global equity markets posted strong total returns as they benefited from generally solid economic growth. However, concerns about slower U.S. growth and declining asset quality surfaced in the first quarter of the year and spread in August to global capital markets. Difficulties in assessing risk and the value of collateral in the structured finance industry contributed to declining risk appetite among lenders and investors. The private equity industry helped boost merger and acquisition activity to record levels in the first half of the year, driving equity performance. As liquidity dried up in the second half of the year, deal activity slowed significantly and weighed on market performance. World stock markets outperformed the U.S. for the fifth consecutive year as U.S. dollar weakness enhanced equity returns for U.S.-based investors holding stocks denominated in other currencies. Emerging market equities, driven by strong economic growth and continued high demand for raw materials, outperformed those in developed markets.

Relative to the MSCI World Indexsm, the Portfolio benefited from its underweighted exposure to the weak Japanese market, as well as from its exposure to better performing European markets such as Russia, which is not part of the index. In addition, the Portfolio’s positions in European industrial conglomerates such as Germany’s Siemens AG contributed to performance. Stock selection in France, particularly Total SA, one of the world’s largest integrated oil companies, helped the Portfolio. Holdings in the outperforming telecommunication services sector such as U.K.-based Vodafone Group PLC, France Telecom SA and Singapore Telecommunications Ltd. also aided the Portfolio. U.S. enterprise software company Oracle Corp. was a strong performer and a top contributor to the Portfolio’s results. Finally, a below-Index weighting in the struggling financials sector also proved favorable. The U.S. dollar depreciated versus most foreign currencies for the year, which also contributed to the Portfolio’s performance because investments in securities with non-U.S. currency exposure gained value as the dollar weakened.

A major hindrance to relative Portfolio performance was stock selection in the U.S., as well as the Portfolio’s underweighted exposure to the strong-performing Canadian market. Stock selection in certain European markets, notably Finland and the U.K., also hurt relative returns. From a sector perspective, the Portfolio’s stock selection and underweighting in the outperforming materials sector dampened returns, as did an overweighted allocation in the underperforming consumer discretionary sector. Among the sector’s most significant detractors were U.S.-based holdings such as wireless communications giant Sprint Nextel, advertising and marketing services firm Interpublic Group of Companies, retailer Chico’s FAS and cable provider Comcast Corp. U.S. health care holdings such as medical technology company, Boston Scientific Corp. and biotechnology company, Amgen, Inc. also weighed on results.

Current Strategy and Outlook: We view the recent up-tick in equity market volatility as a part of the return to normalcy and we expect it to remain a feature of the markets for some time. In such an environment, we see opportunities to find bargains and our value investment discipline generally finds us sorting through the rubble of consensus pessimism in search of hidden gems.

Generally, equity markets have performed exceedingly well in recent years and it would not be realistic to expect the consistent double-digit returns experienced since the market hit bottom in 2002. However, over three to five years, we believe that equities should be a good place for investors. The rise in volatility and risk aversion means that many investors have moved back into more conservative investments, but we believe that astute investors will be rewarded over the long-term for investing in areas that are currently distressed. As always, we will continue to manage the Portfolio on a value-oriented basis and adhere to a long term, patient investment style that focuses on fundamentals.

*	Effective December 31, 2007, Cynthia Sweeting replaced Murdo Murchison as lead Portfolio Manager and effective September 30, 2007, Tucker Scott replaced Jeffrey A. Everett as a Co-Portfolio Manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

Microsoft Corp.	2.7%
Siemens AG	2.4%
General Electric Co.	2.2%
Oracle Corp.	2.2%
American International Group, Inc.	2.1%
News Corp. — Class A	2.0%
Total SA	2.0%
Accenture Ltd.	1.9%
Pfizer, Inc.	1.9%
Time Warner, Inc.	1.9%

*	Excludes short-term investments related to securities lending collateral and U.S. government agency obligation.

Portfolio holdings are subject to change daily.

30

ING Templeton Global Growth Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2007
				Since Inception		Since Inception		Since Inception
				of Class ADV		of Class I		of Class S2
	1 Year	5 Year	10 Year	December 29, 2006		April 28, 2006		September 9, 2002

Class ADV	2.01%	—	—	1.99%		—		—
Class I	2.69%	—	—	—		8.72%		—
Class S	2.41%	15.71%	10.16%	—		—		—
Class S2	2.31%	15.56%	—	—		—		15.23%
MSCI World Indexsm(1)	9.04%	16.96%	7.00%	9.04	%(2)	11.11	%(3)	14.89	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Templeton Global Growth Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The MSCI World Indexsm is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East.

(2)	Since inception performance of the index is shown from January 1, 2007.

(3)	Since inception performance of the index is shown from May 1, 2006.

(4)	Since inception performance of the index is shown from September 1, 2002.

31

ING UBS U.S. Allocation Portfolio
Portfolio Managers’ Report

Investment Type Allocation
as of December 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING UBS U.S. Allocation Portfolio (the ”Portfolio”) seeks to maximize total return over the long term by allocating its assets among stocks, bonds, short-term instruments and other investments. The Portfolio is managed by an investment management team led by Edwin Denson*, Portfolio Manager of UBS Global Asset Management (Americas) Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio’s Class S shares provided a total return of 1.84% compared to the Russell 3000® Index(1), the Lehman Brothers® Aggregate Bond (”LBAB”) Index(2), the Merrill Lynch U.S. High Yield Cash Pay Index(3), and the Composite Index(4), which returned 5.14%, 6.97%, 2.17%, and 5.66%, respectively, for the same period.

Portfolio Specifics: In the equity portion of the Portfolio, during the fiscal year we had positive contributions from outperformers such as Bank of New York Mellon Corp., oil giant ExxonMobil Corp. and pharmaceutical benefit manager, Medco Health Solutions, Inc. Our holding in Amazon.com also benefited as its shares moved sharply higher during the reporting period. Elsewhere, our exposure to Wholesale Corp. enhanced results as it outperformed the overall market in 2007. On the downside, industry factors and stock selection detracted from results. The primary culprits at the stock level were our exposure to weak performing Sprint Nextel Corp. and not owning strong performing Apple. Other stocks we owned that generated disappointing performance during the year included Symantec Corp., Sysco Corp. and FedEx Corp. From an industry perspective, aspects of our portfolio positioning that detracted from results included our overweight to financials and underweights to energy, materials and industries such as aerospace & defense.

In terms of the Portfolio’s fixed-income exposure, we were moderately defensive in terms of duration for most of the fiscal year. Duration is a measure of a security’s sensitivity to changes in interest rates. In the first half of the fiscal year, our underweight duration exposure in the 5- to 10-year part of the yield curve was consistent with our view that we expected the yield in this area to rise relative to the short end of the curve. In the middle of the fiscal year, we extended the Portfolio’s duration to assume a neutral position. We maintained this position until the end of November, as we moved to a slightly underweight duration. Given the flights to quality during the summer and in November 2007, the non-Treasury sectors, also referred to as the “spread” sectors, performed poorly during the second half of the fiscal year. In particular, the fallout from the sub-prime meltdown negatively impacted the Portfolio’s exposure to mortgages, asset-backed securities and commercial mortgage-backed securities (“CMBS”). In terms of the Portfolio’s high yield component, we took a conservative stance during the first half of the year, as we felt the sector was overvalued. This had a negative impact on performance over that period. However, this positioning proved to be beneficial to the Portfolio during the second half of the period as prices of high yield securities declined sharply.

Current Strategy and Outlook: According to our valuation discipline, at the end of the reporting period U.S. equities were within fair value range, while fixed-income remained overvalued. In our view, there will be three critical components of the Portfolio’s equity performance in 2008: its overweight positioning within the financial sector, and its underweights to the energy and materials sectors.

In the investment grade fixed-income component of the Portfolio, we continue to identify what we believe are attractive opportunities. The markets are priced for continued uncertainty and a challenging economic environment in the U.S. Looking forward, we expect the bond markets to improve, as liquidity conditions ease and investors eventually price in a more balanced risk perspective.

Finally, the high yield component of the Portfolio was positioned more conservatively during the fourth quarter. However, we do have meaningful holdings in short-dated (one year or less) financial paper that, while having ratings that are in some cases investment grade, carry yields that are more in line with stressed high yield. Our thesis for owning these credits is based on our belief that these companies have ample liquidity to weather near-term market conditions.

*	Effective December 28, 2007, Brian Singer was replaced by Edwin Denson as portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

UBS High Yield Fund	5.0%
UBS Small Equity Fund	4.4%

Exelon Corp.	2.2%
General Electric Co.	2.1%

Intel Corp.	2.0%
Wells Fargo & Co.	1.8%

Citigroup, Inc.	1.7%
Morgan Stanley	1.7%

Microsoft Corp.	1.6%
Wyeth	1.5%

*	Excluding short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

32

ING UBS U.S. Allocation Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2007
			Since Inception		Since Inception
			of Class S		of Class S2
	1 Year	5 Year	October 2, 2000		June 3, 2003

Class S	1.84%	9.53%	2.33%		—
Class S2	1.73%	—	—		8.60%
Russell 3000® Index(1)	5.14%	13.63%	2.52	%(5)	12.32	%(6)
LBAB Index(2)	6.97%	4.42%	6.20	%(5)	3.91	%(6)
Merrill Lynch U.S. High Yield Cash Pay Index(3)	2.17%	10.57%	7.30	%(5)	8.42	%(6)
Composite Index (65% Russell 3000 Index/30% LBAB Index/5% ML HY U.S. Cash Pay Index)(4)	5.66%	10.76%	4.12	%(5)	9.65	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING UBS U.S. Allocation Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Russell 3000® Index is composed of 3,000 large U.S. companies, as determined by market capitalization.

(2)	The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.

(3)	The Merrill Lynch U.S. High Yield Cash Pay Index is an unmanaged index comprised of below-investment grade corporate bonds issued in the United States.

(4)	The Composite Index is comprised of 65% Russell 3000® Index, 30% LBAB Index and 5% Merrill Lynch U.S. High Yield Cash Pay Index.

(5)	Since inception performance of the indices is shown from October 1, 2000.

(6)	Since inception performance of the indices is shown from June 1, 2003.

33

ING Van Kampen Capital Growth Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2007
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Van Kampen Capital Growth Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by Dennis Lynch, David Cohen and Sam Chainani, CFA, Managing Directors; Alexander Norton and Jason Yeung, CFA*, Executive Directors, of Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen) — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio’s Class S shares provided a total return of 21.29%, compared to the Russell 1000® Growth Index(1), which returned 11.81% for the same period.

Portfolio Specifics: Generally, the broad equity market made a modest gain for the 12-month period ended December 31, 2007, despite experiencing a decline in the second half of the year. The sub-prime mortgage market collapsed under the weight of rising loan defaults and home foreclosures. As a result, credit significantly tightened as liquidity decreased, and consumer spending appreciably decreased as the U.S. housing market deteriorated further and oil prices once again reached record levels. In response to this rising volatility, the Federal Reserve Board began a series of cuts to the target federal funds rate and the discount rate. Although each announced rate reduction temporarily boosted investor sentiment, the broad market declined in the fourth quarter, reflecting investors’ concerns about the future health of the financial markets.

In this environment, investors generally favored growth stocks in their belief that these securities have greater potential for above-average growth in a slower paced economic environment. Generally, investors also preferred mid- and large-capitalization securities, due to larger companies’ perceived earnings stability and their ability to tap into international markets for growth, over their small-cap counterparts which are considered to be more sensitive to economic shifts.

We pursue a management strategy in which sector allocations are a result of bottom-up stock selection and are not intentional top-down decisions; thus the major contributors to performance on a sector basis were primarily driven by stock selection. Therefore, the Portfolio’s outperformance was driven by stock selection, while sector allocations modestly detracted.

The most significant contributor to the Portfolio’s performance for the period was the technology sector, where stock selection in the communications technology and computer technology sectors greatly added to relative returns, offsetting the negative influence of an underweight allocation. The materials and processing sector also provided a strong benefit to overall performance, as an overweight allocation together with a single holding in an agricultural fishing and ranching company significantly helped performance. Additionally, security selection in retail, consumer electronics, and hotel/motel companies within the consumer discretionary sector was advantageous, and more than compensated for the negative effect caused by a large sector overweight.

Conversely, the financial services sector had the most unfavorable impact on performance due to security selection, particularly in financial information services companies. In the consumer staples sector, an underweight allocation greatly overshadowed gains made through good stock picking. Finally, the Portfolio’s lack of investment in the integrated oils sector considerably dampened relative returns.

Current Strategy and Outlook: It is our goal to hold a portfolio of high quality growth stocks we believe will perform well regardless of the market environment. We continue to favor companies that have some uniqueness or dynamic competitive advantage in their business model, with a high quality stream of cash flow and the ability to redeploy capital at a high rate of return.

At the close of the period, consumer discretionary represented the largest sector weight and overweight in the Portfolio, followed by the financials services and materials and processing sectors. The financial services sector was modestly underweight relative to the Russell 1000® Growth Index, while the materials and processing sector was overweight versus the Index.

*	Effective September 1, 2007, Jason Yeung was added as a portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

Monsanto Co.	7.4%
Google, Inc. — Class A	7.4%
Amazon.com, Inc.	5.4%
Ultra Petroleum Corp.	5.0%
Brookfield Asset Management, Inc.	4.5%
eBay, Inc.	4.1%
Research In Motion Ltd.	3.9%
Wynn Resorts Ltd.	3.4%
Apple, Inc.	3.3%
America Movil SA de CV ADR	2.9%

*	Excludes short-term investments related to securities lending collateral and U.S. government agency obligation.

Portfolio holdings are subject to change daily.

34

ING Van Kampen Capital Growth Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2007
			Since Inception		Since Inception		Since Inception	Since Inception
			of Class ADV		of Class I		of Class S	of Class S2
	1 Year	5 Year	December 29, 2006		May 6, 2004		May 1, 2002	September 9, 2002

Class ADV	21.46%	—	21.33%		—		—	—
Class I	21.52%	—	—		12.99%		—	—
Class S	21.29%	14.01%	—		—		7.68%	—
Class S2	21.03%	13.85%	—		—		—	12.51%
Russell 1000® Growth Index(1)	11.81%	12.11%	11.81	%(2)	8.96	%(3)	6.48%	10.47	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Van Kampen Capital Growth Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Russell 1000® Growth Index measures the performance of the 1,000 largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth.

(2)	Since inception performance of the index is shown from January 1, 2007.

(3)	Since inception performance of the index is shown from May 1, 2004.

(4)	Since inception performance of the index is shown from September 1, 2002.

35

ING Van Kampen Global Franchise Portfolio
Portfolio Managers’ Report

Country Allocation
as of December 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Van Kampen Global Franchise Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by Hassan Elmasry, CFA, Michael Allison, CFA, and Paras Dodhia, and Jayson Vowles, Portfolio Managers, of Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen) — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio’s Class S shares, provided a total return of 9.71% compared to the Morgan Stanley Capital International World IndexSM(1) (”MSCI World IndexSM”), which returned 9.04% for the same period.

Portfolio Specifics: The market, as measured by the MSCI World IndexSM, was driven by strong performance in the materials, energy and telecommunication services sectors. Over the same period, the three worst performing sectors in the MSCI World IndexSM were financials, consumer discretionary and health care. Of these, our investment philosophy prevents us from owning companies within the energy and telecommunication services sectors, and most of the companies within the materials and financials sector.

In all market environments, we pursue a strategy that is driven by finding companies of exceptional quality at compelling value. We manage a concentrated Portfolio, as only a relatively small number of companies meet our stringent quality and valuation criteria. Because of this, and the fact that we do not use benchmarks as a portfolio construction tool, our strategy has a relatively low correlation to the benchmark MSCI World IndexSM. As a result, the Portfolio’s short-term performance does not follow that of the markets.

On an absolute basis, the three stocks that contributed the most to performance were British American Tobacco PLC, Imperial Tobacco Group PLC and Cadbury Schweppes PLC. The stocks that detracted most from absolute returns were C&C Group PLC, Harley-Davidson, Inc. and Experian Group Ltd.

We believe measuring performance relative to a benchmark index is not highly indicative of our investment process or philosophy, given that all sector weightings are a result of our strictly bottom-up stock selection process, which results in a relatively low correlation to the MSCI World IndexSM. As such, the primary detractors from the Portfolio’s performance relative to the MSCI World IndexSM were the materials and energy sectors, which were two of the best performing sectors in the Index during the period but were not held or were held minimally in the Portfolio (as discussed above). In contrast, the Portfolio’s minimal exposure to the financials sector benefited relative performance, as did our longstanding emphasis on consumer staples stocks.

Current Strategy and Outlook: We continue to seek investment opportunities in companies with strong business franchises protected by a dominant intangible asset. Additionally, we demand sound management, substantial free cash flow and growth potential. We invest in these high quality companies only when we can identify compelling value as measured by a current free cash flow yield in excess of the risk-free bond yield. We seek to deliver attractive returns while managing business and valuation risk. Our goal is for the Portfolio to outperform broadly-based benchmarks over the long term with less than average volatility.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

British American Tobacco PLC	9.1%
Imperial Tobacco Group PLC	6.2%
Reckitt Benckiser PLC	4.9%
Altria Group, Inc.	4.8%
Cadbury Schweppes PLC	4.8%
Swedish Match AB	4.5%
Wolters Kluwer NV	4.3%
Reed Elsevier NV	4.1%
Unilever PLC	3.8%
Kone OYJ	3.6%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

36

ING Van Kampen Global Franchise Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2007
			Since Inception		Since Inception		Since Inception	Since Inception
			of Class ADV		of Class I		of Class S	of Class S2
	1 Year	5 Year	December 29, 2006		April 28, 2006		May 1, 2002	September 9, 2002

Class ADV	9.11%	—	9.06%		—		—	—
Class I	9.91%	—	—		13.04%		—	—
Class S	9.71%	16.07%	—		—		11.79%	—
Class S2	9.56%	15.89%	—		—		—	13.93%
MSCI World Indexsm(1)	9.04%	16.96%	9.04	%(2)	11.11	%(3)	11.03%	14.89	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Van Kampen Global Franchise Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The MSCI World Indexsm is an unmanaged index of developed- and emerging-market equities in nations throughout the world.

(2)	Since inception performance of the index is shown from January 1, 2007.

(3)	Since inception performance of the index is shown from May 1, 2006.

(4)	Since inception performance of the index is shown from September 1, 2002.

37

ING Van Kampen Growth and Income Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Van Kampen Growth and Income Portfolio (the ”Portfolio”) seeks long-term growth of capital and income. The Portfolio is managed by the Van Kampen Equity Income team. Current members include James A. Gilligan, CFA, Managing Director; James O. Roeder, CFA, Mark Laskin and Sergio Marcheli, CFA, Executive Directors; and Thomas B. Bastian, CFA, Managing Director of Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen) — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio’s Class S shares, provided a total return of 2.59%, compared to the Russell 1000® Value Index(1) and the Standard & Poor’s 500® Composite Stock Price Index(2) (”S&P 500® Index”), which returned (0.17)% and 5.49%, respectively, for the same period.

Portfolio Specifics: Relative to the Russell 1000® Value Index, the Portfolio benefited primarily from an underweight to the financial sector (although we note that all sector weights are a result of our bottom-up stock selection process and are not intentional top-down allocations). Through limited exposures to regional banks diversified financial companies, and no positions in real estate investment trusts, the Portfolio had minimal exposure to the damage caused by the sub-prime mortgage collapse. The materials sector also bolstered relative performance, but this was primarily due to a single holding which generates a larger share of its business in the health care sector than in the materials sector. An overweight in the consumer staples sector contributed positively to relative returns as well. The consumer staples sector performed well as investors preferred stocks with defensive characteristics.

Detractors from performance relative to the Russell 1000® Value Index included the energy sector. Although the Portfolio achieved positive performance on an absolute basis in its energy holdings, the Portfolio held a smaller energy weighting than the Index and therefore captured a smaller proportion of the sector’s gain. Stock selection in the technology sector was another area of weakness. Holdings in hardware and equipment, software and services, and semiconductors dampened the Portfolio’s relative performance.

Current Strategy and Outlook: Based on our investment criteria, we believe the Portfolio continues to be positioned defensively with overweights in the health care and consumer staples sectors and underweights in the financial and energy sectors. We look for undervalued companies that in our opinion offer a potential catalyst for change. Such catalysts could be new company management, growth or consolidation within an industry or sector, or new products.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

Bayer AG ADR	3.9%
Wal-Mart Stores, Inc.	3.1%
JPMorgan Chase & Co.	2.9%
Verizon Communications, Inc.	2.9%
Schering-Plough Corp.	2.9%
Abbott Laboratories	2.7%
Entergy Corp.	2.5%
Time Warner, Inc.	2.4%
Siemens AG ADR	2.4%
Viacom — Class B	2.4%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

38

ING Van Kampen Growth and Income Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2007
				Since Inception		Since Inception		Since Inception
				of Class ADV		of Class I		of Class S2
	1 Year	5 Year	10 Year	February 22, 2004		April 28, 2006		September 9, 2002

Class ADV	2.20%	—	—	9.59%		—		—
Class I	2.87%	—	—	—		7.59%		—
Class S	2.59%	13.82%	6.38%	—		—		—
Class S2	2.43%	13.65%	—	—		—		12.64%
Russell 1000® Value Index(1)	(0.17)%	14.63%	7.68%	10.46	%(3)	7.23	%(4)	13.02	%(5)
S&P 500® Index(2)	5.49%	12.83%	5.91%	8.69	%(3)	9.13	%(4)	11.27	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Van Kampen Growth and Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

(2)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(3)	Since inception performance of the indices is shown from March 1, 2004.

(4)	Since inception performance of the indices is shown from May 1, 2006.

(5)	Since inception performance of the indices is shown from September 1, 2002.

39

ING Van Kampen Real Estate Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Van Kampen Real Estate Portfolio (the ”Portfolio”) seeks capital appreciation. Current income is a secondary objective. The Portfolio is managed by Theodore R. Bigman, Managing Director, of Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen) — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio’s Class S shares, provided a total return of (17.74)% compared to the Dow Jones Wilshire (”DJW”) Real Estate Securities Index(1), which returned (17.58)% for the same period.

Portfolio Specifics: This was a highly volatile year for the real estate investment trust (“REIT”) sector. It rallied strongly in January and through mid-February, primarily due to evidence of continued strong underlying asset value growth and take-private activity. The sector subsequently declined modestly and then suffered significant weakness from May to July as the credit crisis emerged and it became clear that asset values had peaked. REITs rallied from mid-August to mid-October. However, as the credit crisis continued to worsen in the fourth quarter, investors began to reassess the magnitude of prospective declines in asset values, resulting in a reversal of the REIT sector recovery.

The period featured significant dispersion of returns. The key theme appeared to be investors estimating the impact on growth in cash flows of the various real estate sectors as a result of a weaker economy and a change in the financing environment. Generally, this resulted in sectors with assets with shorter-term leases underperforming those with assets with longer-term leases that were viewed as more defensive. The apartment sector suffered large declines due to concerns about weakness in the economy. As the sector features short-term leases, investors expect this sector to be the first of the major sectors to be impacted by a slowdown in demand. In contrast, advocates for the sector noted the incremental benefit to demand from a dramatically lower propensity to purchase homes versus renting and the significantly discounted share prices relative to underlying values for the majority of the stocks. The office sector underperformed despite the longer-term nature of its leases. Investors were concerned that the impact of the sub-prime crisis on finance and mortgage related firms could reduce tenant demand. The retail sector performed in-line with the index despite concerns about a slowdown in consumer spending. Among the smaller sectors, the lodging and storage REITs significantly underperformed and the health care and industrial REITs significantly outperformed the index.

The Portfolio performed in-line with the index for the period. Bottom-up stock selection was favorable but sector allocation detracted from performance. Stock selection was especially strong in the hotel, mall, shopping center and apartment sectors; this was partially offset by stock selection in the office and health care sectors. From a top-down perspective, the Fund benefited from the underweight to the mixed office-industrial and storage sectors; this was offset by the underweight to the health care and industrial sectors and the overweight to the hotel sector.

Current Strategy and Outlook: We have maintained our core investment philosophy as a real estate value investor. This results in the ownership of stocks that we believe provide real estate exposure at the best valuation relative to their underlying real estate values. Given the continued shift in investor sentiment toward sectors perceived as more defensive, we believe that valuations for a number of stocks in sectors perceived as less defensive have become more attractive relative to other sectors as well as underlying asset values, as share prices for these stocks appear to have more than priced in any prospective decline in underlying fundamentals and asset values. Our company research led us to an overweighting in the Portfolio to a group of companies focused in the ownership of upscale urban hotels, apartments and office properties, and an underweighting to companies concentrated in the ownership of strip shopping centers, industrial properties and health care assets.

While it is likely that investors may increase the required return and risk premium on real estate investments, we believe that longer-term investors will remain committed to maintaining a strategic allocation to the sector due to its potential returns and the diversification benefits from its lack of meaningful correlation to other asset classes.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

Simon Property Group, Inc.	8.6%
Equity Residential	7.1%
Host Hotels & Resorts, Inc.	5.8%
Boston Properties, Inc.	5.7%
Brookfield Properties Co. (U.S. Denominated Security)	5.1%
AvalonBay Communities, Inc.	4.7%
Starwood Hotels & Resorts Worldwide, Inc.	4.6%
Macerich Co.	3.3%
Vornado Realty Trust	3.3%
Regency Centers Corp.	3.2%

*	Excludes short-term investments related to securities lending collateral and U.S. government agency obligation.

Portfolio holdings are subject to change daily.

40

ING Van Kampen Real Estate Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2007
				Since Inception		Since Inception		Since Inception
				of Class ADV		of Class I		of Class S2
	1 Year	5 Year	10 Year	April 17, 2006		May 19, 2003		September 9, 2002

Class ADV	(18.02)%	—	—	2.61%		—		—
Class I	(17.52)%	—	—	—		19.65%		—
Class S	(17.74)%	20.18%	11.47%	—		—		—
Class S2	(17.85)%	20.01%	—	—		—		17.94%
DJW Real Estate Securities Index(1)	(17.58)%	18.62%	14.45%	0.31	%(2)	17.68	%(3)	16.62	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Van Kampen Real Estate Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The DJW Real Estate Securities Index measures the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). The Index is capitalization-weighted.

(2)	Since inception performance of the index is shown from May 1, 2006.

(3)	Since inception performance of the index is shown from June 1, 2003.

(4)	Since inception performance of the index is shown from September 1, 2002.

41

ING Wells Fargo Disciplined Value Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Wells Fargo Disciplined Portfolio* (the ”Portfolio”) seeks long-term capital growth. The Portfolio is managed by Robert J. Costomiris, CFA, Managing Director and Senior Portfolio Manager of Wells Capital Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio’s Class S shares provided a total return of (3.74)% compared to the Russell Midcap® Value Index(1), which returned (1.42)% for the same period.

Portfolio Specifics: After increasing in value each of the last four years (2003 through 2006), the mid-cap value market, as represented by the Russell Midcap® Value Index, finished down for 2007. Although positive during the first and second quarters of the year, the mid-cap market began to sell-off during the third quarter and only picked up momentum as the year came to an end. The damage was most pronounced in the consumer discretionary and financial sectors as credit concerns continued to weigh heavily on the markets. For the year, mid-cap growth oriented stocks outperformed their value counterparts by more than 12%.

The Portfolio trailed the Russell Midcap® Value Index by 2 percent during the year. Energy, material and utility stocks were among the top performing sectors for the index during 2007, with the energy sector rising more than 45%. The Portfolio’s underweighting of energy and utility stocks throughout the year was a leading cause of underperformance. The considerable appreciation of these sectors made it difficult to find stocks that represented a good value and offered a favorable reward-to-risk ratio leading to the underweighting. Within the materials sector, our holdings in the metals and mining group were the leading detractors of performance. Specific examples from within this group include Gammon Gold and Gold Fields Ltd. An additional area of underperformance came from within the industrial sector and includes Waste Management, Inc., a holding that suffered as energy/transportation costs increased.

The sectors with the greatest positive contribution to Portfolio performance include financials, consumer discretionary and consumer staples. Within the consumer discretionary sector, Corinthian Colleges, Inc. and Apollo Group, Inc., both from the educational services industry, were top performers. The Portfolio’s lack of exposure (underweighting) to the financial sector, specifically the mortgage related industries, had a positive impact on performance. Within the consumer staples sector, Coca-Cola Enterprises, Inc. and Kroger Co. were strong performers while increasing commodity costs had a negative impact on Del Monte Foods Co. and Hershey also holdings from within the consumer staples sector.

During the year, we increased our holdings of financial and technology stocks. While we continue to be underweight the financial sector, we took advantage of the opportunity presented by the market sell-off to selectively add several names which we believed were unduly punished. An example is Progressive Corp., a property and casualty insurer. Within the technology sector, we added a number of holdings including Molex, Inc. We were able to fund some of these purchases as a result of selling a number of our gold equity positions into market strength.

Current Strategy and Outlook: As we enter 2008, the Portfolio is overweight consumer staples and technology stocks. We are underweight consumer discretionary and energy stocks. Consistent with our process, we will continue to seek companies with, what we believe, are solid assets, manageable debt, and credible management teams. We will work to buy the stocks of these companies at attractive prices, often when the companies are temporarily out of favor with the market. We believe that our disciplined investment and risk management processes are well-suited for the current market environment.

*	On April 30, 2007, “ING Wells Fargo Mid Cap Disciplined Portfolio” changed its name to “ING Wells Fargo Disciplined Value Portfolio.”

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

Del Monte Foods Co.	4.9%
Waste Management, Inc.	4.8%
Kroger Co.	4.6%
WM Wrigley Jr. Co.	4.5%
Molex, Inc.	3.9%
Marsh & McLennan Cos., Inc.	3.8%
Electronic Arts, Inc.	3.8%
Tootsie Roll Industries, Inc.	3.7%
Maxim Integrated Products	3.4%
ConAgra Foods, Inc.	3.2%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

42

ING Wells Fargo Disciplined Value Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2007
				Since Inception		Since Inception		Since Inception
				of Class ADV		of Class I		of Class S2
	1 Year	5 Year	10 Year	August 24, 2006		April 28, 2006		September 9, 2002

Class ADV	(4.14)%	—	—	4.44%		—		—
Class I	(3.55)%	—	—	—		2.74%		—
Class S	(3.74)%	11.60%	2.41%	—		—		—
Class S2	(3.90)%	11.44%	—	—		—		10.47%
Russell Midcap® Value Index(1)	(1.42)%	17.92%	10.18%	6.18	%(2)	5.34	%(3)	15.88	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Wells Fargo Disciplined Value Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Russell Midcap® Value Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

(2)	Since inception performance of the index is shown from September 1, 2006.

(3)	Since inception performance of the index is shown from May 1, 2006.

(4)	Since inception performance of the index is shown from September 1, 2002.

43

ING Wells Fargo Small Cap Disciplined Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Wells Fargo Small Cap Disciplined Portfolio (the ”Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by Robert J. Costomiris, CFA, Managing Director and Senior Portfolio Manager of Wells Capital Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio’s Class S shares provided a total return of (3.69)% compared to the Russell 2000® Value Index(1) and the Russell 2000® Index(2), which returned (9.78)% and (1.57)%, respectively, for the same period.

Portfolio Specifics: After increasing in value each of the last four years (2003 through 2006), the small-cap value market, as represented by the Russell 2000® Value Index, finished down nearly ten percent in 2007. Although positive during the first and second quarters of the year, the market began to sell-off during the third quarter and only picked up momentum as the year came to an end. The damage was most pronounced in the consumer discretionary and financial sectors as credit concerns continued to weigh heavily on the markets. For the year, large-cap and mid-cap stocks outpaced small-caps, while small growth oriented stocks outperformed their value counterparts by almost 17%.

The Portfolio outperformed the Russell 2000® Value Index and performed well versus its peer group of other small value funds in 2007. The Portfolio benefited from its holdings within the industrial and consumer discretionary sectors; examples of industrial holdings include FuelCell Energy (“FCEL”) and Robbins & Meyers (“RBN”). RBN is a small-cap conglomerate and benefited from its exposure to the international markets, as well as its energy lines of business. FCEL announced a large contract with a state in the northeast and saw its shares perform well during the year. Within the consumer discretionary sector Corinthian Colleges, Inc., a for-profit educational company, was a top performer.

Material and energy stocks were among the top market performers during 2007 as well as leading detractors of Portfolio performance. The Portfolio was underweight energy stocks throughout the year as this group experienced considerable appreciation making it difficult to find stocks that represented a good value and offered a favorable reward-to-risk ratio. Within the material sector, our holdings in the metals and mining group were the leading detractors of performance. An example includes Gammon Gold (“GRS”), a Portfolio holding which disappointed investors during the year.

During 2007, we increased our holdings of financial stocks. While we continue to be underweight this sector, we took advantage of the opportunity presented by the market sell-off and selectively added several names which we believe were unduly punished. Some of this funding came from a reduction in our health care sector weighting. As a number of our health care holdings experienced significant appreciation during the year, we sold into market strength. An example is XOMA (XOMA), a bio-technology company, which entered into a licensing agreement with a larger drug company.

Current Strategy and Outlook: As we enter 2008, the Portfolio is overweight consumer staple and technology stocks. We are underweight financial and energy stocks. Consistent with our process, we will continue to seek what we believe are companies with solid assets, manageable debt, and credible management teams. We will work to buy the stocks of these companies at attractive prices, often when the companies are temporarily out of favor with the market. We believe that our disciplined investment and risk management processes are well-suited for the current market environment.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

Tootsie Roll Industries, Inc.	4.6%
Convergys Corp.	3.1%
CRA International, Inc.	3.1%
Molex, Inc.	3.0%
Maxim Integrated Products	2.9%
Del Monte Foods Co.	2.8%
NiSource, Inc.	2.6%
Playboy Enterprises, Inc.	2.6%
Millipore Corp.	2.3%
United Natural Foods, Inc.	2.3%

*	Excludes short-term investments related to securities lending collateral and U.S. government agency obligation.

Portfolio holdings are subject to change daily.

44

ING Wells Fargo Small Cap Disciplined Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2007
		Since Inception
		of Classes ADV, I, S and S2
	1 Year	November 30, 2005

Class ADV	(4.05)%	5.36%
Class I	(3.42)%	5.90%
Class S	(3.69)%	5.63%
Class S2	(3.87)%	5.49%
Russell 2000® Value Index(1)	(9.78)%	4.93	%(3)
Russell 2000® Index(2)	(1.57)%	7.38	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Wells Fargo Small Cap Disciplined Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under our annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Russell 2000® Value Index is an unmanaged index that measures the performance of those Russell 2000 securities with lower price-to-book ratios and lower forecasted growth values.

(2)	The Russell 2000® Index consists of the smallest 2,000 companies in the Russell 3000® Index. The Russell 3000® Index is an unmanaged Index that measures the performance of 3000 U.S. companies based on total market capitalization.

(3)	Since inception performance of the indices is shown from December 1, 2005.

45

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING AllianceBernstein Mid Cap Growth Portfolio	July 1, 2007	December 31, 2007	Ratio	December 31, 2007*

Actual Fund Return
Class ADV	$1,000.00	$1,038.20	1.35%	$6.94
Class I	1,000.00	1,041.90	0.75	3.86
Class S	1,000.00	1,040.40	1.00	5.14
Class S2	1,000.00	1,039.50	1.15	5.91
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.40	1.35%	$6.87
Class I	1,000.00	1,021.42	0.75	3.82
Class S	1,000.00	1,020.16	1.00	5.09
Class S2	1,000.00	1,019.41	1.15	5.85

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

46

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING BlackRock Inflation Protected Bond Portfolio	July 1, 2007	December 31, 2007	Ratio	December 31, 2007*
Actual Fund Return
Class ADV	$1,000.00	$1,080.50	1.22%	$6.40
Class I	1,000.00	1,084.60	0.62	3.26
Class S	1,000.00	1,083.60	0.87	4.57
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,019.06	1.22%	$6.21
Class I	1,000.00	1,022.08	0.62	3.16
Class S	1,000.00	1,020.82	0.87	4.43

ING BlackRock Large Cap Growth Portfolio

Actual Fund Return
Class ADV	$1,000.00	$973.60	1.26%	$6.27
Class I	1,000.00	977.10	0.66	3.29
Class S	1,000.00	975.50	0.91	4.53
Class S2	1,000.00	975.20	1.06	5.28
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.85	1.26%	$6.41
Class I	1,000.00	1,021.88	0.66	3.36
Class S	1,000.00	1,020.62	0.91	4.63
Class S2	1,000.00	1,019.86	1.06	5.40

ING BlackRock Large Cap Value Portfolio

Actual Fund Return
Class ADV	$1,000.00	$952.80	1.34%	$6.60
Class I	1,000.00	956.30	0.74	3.65
Class S	1,000.00	955.00	0.99	4.88
Class S2	1,000.00	953.50	1.14	5.61
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.45	1.34%	$6.82
Class I	1,000.00	1,021.48	0.74	3.77
Class S	1,000.00	1,020.21	0.99	5.04
Class S2	1,000.00	1,019.46	1.14	5.80

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

47

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING Capital Guardian U.S. Equities Portfolio	July 1, 2007	December 31, 2007	Ratio	December 31, 2007*

Actual Fund Return
Class ADV	$1,000.00	$930.90	1.34%	$6.52
Class I	1,000.00	933.70	0.74	3.61
Class S	1,000.00	933.60	0.99	4.82
Class S2	1,000.00	933.00	1.14	5.55
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.45	1.34%	$6.82
Class I	1,000.00	1,021.48	0.74	3.77
Class S	1,000.00	1,020.21	0.99	5.04
Class S2	1,000.00	1,019.46	1.14	5.80

ING FMRSM Diversified Mid Cap Portfolio

Actual Fund Return
Class ADV	$1,000.00	$1,022.30	1.23%	$6.27
Class I	1,000.00	1,025.30	0.63	3.22
Class S	1,000.00	1,023.30	0.88	4.49
Class S2	1,000.00	1,022.30	1.03	5.25
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,019.00	1.23%	$6.26
Class I	1,000.00	1,022.03	0.63	3.21
Class S	1,000.00	1,020.77	0.88	4.48
Class S2	1,000.00	1,020.01	1.03	5.24

ING FMRSM Large Cap Growth Portfolio

Actual Fund Return
Class ADV	$1,000.00	$1,002.30	1.28%	$6.46
Class I	1,000.00	1,005.80	0.68	3.44
Class S	1,000.00	1,004.00	0.93	4.70
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.75	1.28%	$6.51
Class I	1,000.00	1,021.78	0.68	3.47
Class S	1,000.00	1,020.52	0.93	4.74

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

48

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING FMRSM Mid Cap Growth Portfolio	July 1, 2007	December 31, 2007	Ratio	December 31, 2007*

Actual Fund Return
Class I	$1,000.00	$967.60	0.64%	$3.17
Class S	1,000.00	966.50	0.89	4.41
Class S2	1,000.00	965.50	1.04	5.15
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.98	0.64%	$3.26
Class S	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	1,019.96	1.04	5.30

ING Franklin Income Portfolio

Actual Fund Return
Class ADV	$1,000.00	$977.30	1.34%	$6.68
Class I	1,000.00	981.80	0.74	3.70
Class S	1,000.00	980.40	0.99	4.94
Class S2	1,000.00	980.20	1.14	5.69
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.45	1.34%	$6.82
Class I	1,000.00	1,021.48	0.74	3.77
Class S	1,000.00	1,020.21	0.99	5.04
Class S2	1,000.00	1,019.46	1.14	5.80

ING Franklin Mutual Shares Portfolio

Actual Fund Return
Class ADV	$1,000.00	$944.40	1.38%	$6.76
Class I	1,000.00	948.20	0.78	3.83
Class S	1,000.00	946.50	1.03	5.05
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.25	1.38%	$7.02
Class I	1,000.00	1,021.27	0.78	3.97
Class S	1,000.00	1,020.01	1.03	5.24

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

49

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING Lord Abbett Affiliated Portfolio	July 1, 2007	December 31, 2007	Ratio	December 31, 2007*

Actual Fund Return
Class ADV	$1,000.00	$984.00	1.34%	$6.70
Class I	1,000.00	986.70	0.74	3.71
Class S	1,000.00	986.20	0.99	4.96
Class S2	1,000.00	985.50	1.14	5.71
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.45	1.34%	$6.82
Class I	1,000.00	1,021.48	0.74	3.77
Class S	1,000.00	1,020.21	0.99	5.04
Class S2	1,000.00	1,019.46	1.14	5.80

ING T. Rowe Price Capital Appreciation Portfolio

Actual Fund Return
Class ADV	$1,000.00	$970.20	1.24%	$6.16
Class I	1,000.00	973.20	0.64	3.18
Class S	1,000.00	971.60	0.89	4.42
Class S2	1,000.00	971.10	1.04	5.17
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.95	1.24%	$6.31
Class I	1,000.00	1,021.98	0.64	3.26
Class S	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	1,019.96	1.04	5.30

ING T. Rowe Price Equity Income Portfolio

Actual Fund Return
Class ADV	$1,000.00	$953.40	1.24%	$6.11
Class I	1,000.00	956.40	0.64	3.16
Class S	1,000.00	955.30	0.89	4.39
Class S2	1,000.00	954.50	1.04	5.12
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.95	1.24%	$6.31
Class I	1,000.00	1,021.98	0.64	3.26
Class S	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	1,019.96	1.04	5.30

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

50

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING Templeton Global Growth Portfolio	July 1, 2007	December 31, 2007	Ratio	December 31, 2007*

Actual Fund Return
Class ADV	$1,000.00	$953.80	1.50%	$7.39
Class I	1,000.00	956.20	0.90	4.44
Class S	1,000.00	954.90	1.15	5.67
Class S2	1,000.00	954.70	1.30	6.40
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,017.64	1.50%	$7.63
Class I	1,000.00	1,020.67	0.90	4.58
Class S	1,000.00	1,019.41	1.15	5.85
Class S2	1,000.00	1,018.65	1.30	6.61

ING UBS U.S. Allocation Portfolio

Actual Fund Return
Class S	$1,000.00	$967.20	0.92%	$4.56
Class S2	1,000.00	966.80	1.07	5.30
Hypothetical (5% return before expenses)
Class S	$1,000.00	$1,020.57	0.92%	$4.69
Class S2	1,000.00	1,019.81	1.07	5.45

ING Van Kampen Capital Growth Portfolio

Actual Fund Return
Class ADV	$1,000.00	$1,106.20	1.17%	$6.21
Class I	1,000.00	1,105.90	0.57	3.03
Class S	1,000.00	1,105.00	0.82	4.35
Class S2	1,000.00	1,104.00	0.97	5.14
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,019.31	1.17%	$5.96
Class I	1,000.00	1,022.33	0.57	2.91
Class S	1,000.00	1,021.07	0.82	4.18
Class S2	1,000.00	1,020.32	0.97	4.94

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

51

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING Van Kampen Global Franchise Portfolio	July 1, 2007	December 31, 2007	Ratio	December 31, 2007*

Actual Fund Return
Class ADV	$1,000.00	$1,003.10	1.56%	$7.88
Class I	1,000.00	1,007.30	0.96	4.86
Class S	1,000.00	1,006.10	1.21	6.12
Class S2	1,000.00	1,005.50	1.36	6.87
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,017.34	1.56%	$7.93
Class I	1,000.00	1,020.37	0.96	4.89
Class S	1,000.00	1,019.11	1.21	6.16
Class S2	1,000.00	1,018.35	1.36	6.92

ING Van Kampen Growth and Income Portfolio

Actual Fund Return
Class ADV	$1,000.00	$952.30	1.24%	$6.10
Class I	1,000.00	955.60	0.64	3.15
Class S	1,000.00	954.30	0.88	4.33
Class S2	1,000.00	953.50	1.04	5.12
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.95	1.24%	$6.31
Class I	1,000.00	1,021.98	0.64	3.26
Class S	1,000.00	1,020.77	0.88	4.48
Class S2	1,000.00	1,019.96	1.04	5.30

ING Van Kampen Real Estate Portfolio

Actual Fund Return
Class ADV	$1,000.00	$851.80	1.24%	$5.79
Class I	1,000.00	854.50	0.64	2.99
Class S	1,000.00	853.40	0.89	4.16
Class S2	1,000.00	852.70	1.04	4.86
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.95	1.24%	$6.31
Class I	1,000.00	1,021.98	0.64	3.26
Class S	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	1,019.96	1.04	5.30

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

52

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING Wells Fargo Disciplined Value Portfolio	July 1, 2007	December 31, 2007	Ratio	December 31, 2007*

Actual Fund Return
Class ADV	$1,000.00	$913.70	1.24%	$5.98
Class I	1,000.00	916.40	0.64	3.09
Class S	1,000.00	915.20	0.89	4.30
Class S2	1,000.00	914.40	1.04	5.02
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.95	1.24%	$6.31
Class I	1,000.00	1,021.98	0.64	3.26
Class S	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	1,019.96	1.04	5.30

ING Wells Fargo Small Cap Disciplined Portfolio

Actual Fund Return
Class ADV	$1,000.00	$899.40	1.47%	$7.04
Class I	1,000.00	902.50	0.87	4.17
Class S	1,000.00	900.70	1.12	5.37
Class S2	1,000.00	900.40	1.27	6.08
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,017.80	1.47%	$7.48
Class I	1,000.00	1,020.82	0.87	4.43
Class S	1,000.00	1,019.56	1.12	5.70
Class S2	1,000.00	1,018.80	1.27	6.46

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

53

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Investors Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING AllianceBernstein Mid Cap Growth Portfolio, ING BlackRock Inflation Protected Bond Portfolio, ING BlackRock Large Cap Growth Portfolio, ING BlackRock Large Cap Value Portfolio, ING Capital Guardian U.S. Equities Portfolio, ING FMRsm Diversified Mid Cap Portfolio, ING FMRsm Large Cap Growth Portfolio, ING FMRsm Mid Cap Growth Portfolio, ING Franklin Income Portfolio, ING Franklin Mutual Shares Portfolio, ING Lord Abbett Affiliated Portfolio, ING T.Rowe Price Capital Appreciation Portfolio, ING T.Rowe Price Equity Income Portfolio, ING Templeton Global Growth Portfolio, ING UBS U.S. Allocation Portfolio, ING Van Kampen Capital Growth Portfolio (formerly, ING Van Kampen Equity Growth Portfolio), ING Van Kampen Global Franchise Portfolio, ING Van Kampen Growth and Income Portfolio, ING Van Kampen Real Estate Portfolio, ING Wells Fargo Disciplined Value Portfolio (formerly, ING Wells Fargo Disciplined Mid Cap Portfolio), and ING Wells Fargo Small Cap Portfolio, each a series of ING Investors Trust, Inc., as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios of ING Investors Trust, Inc. as of December 31, 2007, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 28, 2008

54

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2007

	ING	ING	ING	ING
	AllianceBernstein	BlackRock Inflation	BlackRock Large	BlackRock Large
	Mid Cap Growth	Protected Bond	Cap Growth	Cap Value
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in securities at value+*	$514,663,984	$172,726,784	$442,763,910	$178,342,230
Short-term investments at amortized cost	172,170,033	—	39,955,018	20,808,786
Cash	402,917	39,389,748	510,328	639,452
Foreign currencies at value**	—	232,178	—	—
Receivables:
Investment securities sold	1,533,135	13,217,500	—	—
Fund shares sold	39,758	751,959	504,898	481,441
Dividends and interest	71,049	1,290,815	773,898	160,358
Variation margin	—	44,653	—	—
Unrealized appreciation on forward foreign currency contracts	—	1,979	—	—
Unrealized appreciation on swap agreements	—	564,624	—	—
Prepaid expenses	—	4,589	—	—
Reimbursement due from manager	—	—	53,316	—

Total assets	688,880,876	228,224,829	484,561,368	200,432,267

LIABILITIES:
Payable for investment securities purchased	1,749,528	15,231,152	—	—
Payable for fund shares redeemed	533,396	18,457	905,575	341,110
Payable for futures variation margin	—	21,850	—	—
Payable upon receipt of securities loaned	170,558,306	—	39,538,089	20,578,825
Unrealized depreciation on forward foreign currency contracts	—	800,565	—	—
Payable to affiliates	448,126	95,827	346,369	126,050
Payable for trustee fees	—	9,401	—	—
Other accrued expenses and liabilities	—	9,087	140	—

Total liabilities	173,289,356	16,186,339	40,790,173	21,045,985

NET ASSETS	$515,591,520	$212,038,490	$443,771,195	$179,386,282

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$470,729,451	$204,485,646	$391,216,259	$161,151,086
Undistributed net investment income	—	481,008	389,817	1,088,555
Accumulated net realized gain on investments, foreign currency related transactions, futures, and swaps	48,563,482	197,846	39,832,789	8,524,345
Net unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and swaps	(3,701,413)	6,873,990	12,332,330	8,622,296

NET ASSETS	$515,591,520	$212,038,490	$443,771,195	$179,386,282

+ Including securities loaned at value	$164,440,024	$—	$38,398,432	$19,966,971
* Cost of investments in securities	$518,365,397	$165,631,851	$430,434,178	$169,719,934
** Cost of foreign currencies	$—	$234,158	$—	$—

See Accompanying Notes to Financial Statements

55

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2007 (continued)

	ING	ING	ING	ING
	AllianceBernstein	BlackRock Inflation	BlackRock Large	BlackRock Large
	Mid Cap Growth	Protected Bond	Cap Growth	Cap Value
	Portfolio	Portfolio	Portfolio	Portfolio

Class ADV:
Net assets	$1,118	$1,048	$5,942,823	$1,055
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	65	102	488,949	76
Net asset value and redemption price per share	$17.30	$10.27	$12.15	$13.85
Class I:
Net assets	$13,708,297	$212,036,388	$264,010,619	$114,103,439
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	777,661	20,579,113	21,326,530	8,105,789
Net asset value and redemption price per share	$17.63	$10.30	$12.38	$14.08
Class S:
Net assets	$481,388,107	$1,054	$165,538,211	$60,977,360
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	27,430,704	102	13,425,293	4,350,159
Net asset value and redemption price per share	$17.55	$10.33	$12.33	$14.02
Class S2:
Net assets	$20,493,998	n/a	$8,279,542	$4,304,428
Shares authorized	unlimited	n/a	unlimited	unlimited
Par value	$0.001	n/a	$0.001	$0.001
Shares outstanding	1,178,438	n/a	678,319	308,698
Net asset value and redemption price per share	$17.39	n/a	$12.21	$13.94

See Accompanying Notes to Financial Statements

56

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2007

	ING	ING	ING	ING
	Capital Guardian	FMRSM Diversified	FMRSM Large Cap	FMRSM Mid Cap
	U.S. Equities	Mid Cap	Growth	Growth
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in securities at value+*	$477,514,702	$1,533,746,474	$557,072,502	$439,743,166
Short-term investments at amortized cost	121,894,923	345,199,718	13,246,755	121,208,988
Cash	1,039,554	1,610,680	1,536,254	382,995
Foreign currencies at value**	—	2,521,401	—	—
Receivables:
Investment securities sold	956,182	13,523,909	11,150,275	10,043,541
Fund shares sold	2,647,189	1,007,074	224,175	469,270
Dividends and interest	752,488	913,676	652,865	213,600
Unrealized appreciation on forward foreign currency contracts	—	5,764	—	—
Prepaid expenses	—	—	295	—
Reimbursement due from manager	33	289	30,374	—

Total assets	604,805,071	1,898,528,985	583,913,495	572,061,560

LIABILITIES:
Payable for investment securities purchased	3,334,724	8,235,824	12,223,345	6,925,347
Payable for fund shares redeemed	6,066	1,829,399	237,454	1,387
Payable upon receipt of securities loaned	116,153,896	332,109,936	—	117,873,553
Payable to affiliates	421,207	1,089,666	370,831	344,577
Payable for trustee fees	—	—	8,987	—
Other accrued expenses and liabilities	—	—	84,059	—
Accrued foreign taxes on capital gains	—	267,298	—	—

Total liabilities	119,915,893	343,532,123	12,924,676	125,144,864

NET ASSETS	$484,889,178	$1,554,996,862	$570,988,819	$446,916,696

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$384,200,363	$1,438,484,127	$544,705,924	$1,218,263,660
Undistributed net investment income	3,670,409	2,895,147	2,378,430	—
Accumulated net realized gain (loss) on investments and foreign currency related transactions	69,717,261	22,772,081	5,479,579	(778,441,333)
Net unrealized appreciation on investments and foreign currency related transactions	27,301,145	90,845,507	18,424,886	7,094,369

NET ASSETS	$484,889,178	$1,554,996,862	$570,988,819	$446,916,696

+ Including securities loaned at value	$111,367,725	$319,086,304	$—	$114,104,315
* Cost of investments in securities	$450,213,557	$1,442,894,997	$538,647,616	$432,648,797
** Cost of foreign currencies	$—	$2,525,888	$—	$—

See Accompanying Notes to Financial Statements

57

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2007 (continued)

	ING	ING	ING	ING
	Capital Guardian	FMRSM Diversified	FMRSM Large Cap	FMRSM Mid Cap
	U.S. Equities	Mid Cap	Growth	Growth
	Portfolio	Portfolio	Portfolio	Portfolio

Class ADV:
Net assets	$923	$9,614,980	$7,249	n/a
Shares authorized	unlimited	unlimited	unlimited	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	83	637,386	649	n/a
Net asset value and redemption price per share	$11.19	$15.09	$11.16	n/a
Class I:
Net assets	$896	$345,200,452	$409,652,300	$5,214,509
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	79	22,518,769	36,330,346	405,940
Net asset value and redemption price per share	$11.27	$15.33	$11.28	$12.85
Class S:
Net assets	$476,384,015	$1,140,646,948	$161,329,270	$423,774,771
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	42,130,172	74,848,662	14,365,169	33,398,661
Net asset value and redemption price per share	$11.31	$15.24	$11.23	$12.69
Class S2:
Net assets	$8,503,344	$59,534,482	n/a	$17,927,416
Shares authorized	unlimited	unlimited	n/a	unlimited
Par value	$0.001	$0.001	n/a	$0.001
Shares outstanding	753,705	3,925,903	n/a	1,423,453
Net asset value and redemption price per share	$11.28	$15.16	n/a	$12.59

See Accompanying Notes to Financial Statements

58

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2007

	ING	ING	ING	ING
	Franklin	Franklin	Lord Abbett	T. Rowe Price
	Income	Mutual Shares	Affiliated	Capital Appreciation
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in securities at value+*	$519,614,818	$356,621,422	$271,255,950	$2,784,517,651
Short-term investments at amortized cost	91,353,042	34,851,687	36,982,021	1,456,935,687
Cash	1,121,358	1,361,139	351,977	6,517,836
Foreign currencies at value**	79	1,808,099	—	—
Receivables:
Investment securities sold	888,000	317,866	48,006	6,439,431
Fund shares sold	1,642,746	3,791,828	196,607	6,765,177
Dividends and interest	6,124,193	451,975	259,876	12,522,147
Unrealized appreciation on forward foreign currency contracts	—	397,778	—	—
Reimbursement due from manager	28,086	—	—	—

Total assets	620,772,322	399,601,794	309,094,437	4,273,697,929

LIABILITIES:
Payable for investment securities purchased	3,800,432	4,139,969	1,782,829	23,929,929
Payable for fund shares redeemed	17,081,172	2,586	269,071	534,090
Payable upon receipt of securities loaned	20,287,544	—	33,798,560	722,651,162
Unrealized depreciation on forward foreign currency contracts	—	1,827,227	—	—
Payable to affiliates	445,823	297,091	204,844	2,649,289
Payable for trustee fees	1,891	—	—	—
Other accrued expenses and liabilities	43,624	—	—	—
Options written	—	15,828	—	—

Total liabilities	41,660,486	6,282,701	36,055,304	749,764,470

NET ASSETS	$579,111,836	$393,319,093	$273,039,133	$3,523,933,459

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$569,564,646	$398,461,037	$232,602,849	$2,991,659,971
Undistributed net investment income	20,565,074	1,395,579	2,760,538	75,607,375
Accumulated net realized gain on investments, foreign currency related transactions, and written options	2,029,645	374,389	28,475,089	307,683,906
Net unrealized appreciation or depreciation on investments, foreign currency related transactions, and written options	(13,047,529)	(6,911,912)	9,200,657	148,982,207

NET ASSETS	$579,111,836	$393,319,093	$273,039,133	$3,523,933,459

+ Including securities loaned at value	$19,683,069	$—	$32,764,299	$706,584,847
* Cost of investments in securities	$532,662,538	$362,131,344	$262,055,293	$2,635,535,444
** Cost of foreign currencies	$77	$1,791,797	$—	$—
Premiums received for options written	$—	$27,519	$—	$—

See Accompanying Notes to Financial Statements

59

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2007 (continued)

	ING	ING	ING	ING
	Franklin	Franklin	Lord Abbett	T. Rowe Price
	Income	Mutual Shares	Affiliated	Capital Appreciation
	Portfolio	Portfolio	Portfolio	Portfolio

Class ADV:
Net assets	$1,030	$982	$993	$62,599,918
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	93	102	80	2,595,091
Net asset value and redemption price per share	$11.12	$9.63	$12.48	$24.12
Class I:
Net assets	$197,597,453	$175,810,986	$142,519,472	$187,709,277
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	17,596,221	18,187,479	11,237,306	7,587,684
Net asset value and redemption price per share	$11.23	$9.67	$12.68	$24.74
Class S:
Net assets	$372,496,572	$217,507,125	$127,089,983	$3,159,849,953
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	33,289,171	22,517,164	10,022,115	127,956,845
Net asset value and redemption price per share	$11.19	$9.66	$12.68	$24.69
Class S2:
Net assets	$9,016,781	n/a	$3,428,685	$113,774,311
Shares authorized	unlimited	n/a	unlimited	unlimited
Par value	$0.001	n/a	$0.001	$0.001
Shares outstanding	807,525	n/a	271,872	4,636,727
Net asset value and redemption price per share	$11.17	n/a	$12.61	$24.54

See Accompanying Notes to Financial Statements

60

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2007

	ING	ING	ING	ING
	T. Rowe Price	Templeton	UBS U.S.	Van Kampen
	Equity Income	Global Growth	Allocation	Capital Growth
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in securities at value+*	$1,353,677,166	$618,741,769	$94,578,229	$101,764,505
Short-term investments at amortized cost	199,293,160	107,041,989	14,448,237	23,189,878
Cash	5,207,283	879,140	415,055	339,613
Foreign currencies at value**	—	334,378	—	414,269
Receivables:
Investment securities sold	4,687,405	—	112,369	1,020,016
Fund shares sold	3,461,131	2,933,152	235,422	713
Dividends and interest	2,430,084	833,385	321,997	29,877
Reimbursement due from manager	—	—	662	—

Total assets	1,568,756,229	730,763,813	110,111,971	126,758,871

LIABILITIES:
Payable for investment securities purchased	20,315,604	—	304,307	2,239,759
Payable for fund shares redeemed	228,373	36,803	687	627,561
Payable upon receipt of securities loaned	124,903,325	78,081,219	13,846,339	20,134,396
Payable to affiliates	985,591	582,483	75,484	70,782

Total liabilities	146,432,893	78,700,505	14,226,817	23,072,498

NET ASSETS	$1,422,323,336	$652,063,308	$95,885,154	$103,686,373

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,141,727,936	$567,955,104	$80,004,054	$64,354,967
Undistributed net investment income	24,686,955	7,008,802	1,941,973	347,064
Accumulated net realized gain on investments and foreign currency related transactions	97,571,527	25,021,468	8,189,924	13,421,341
Net unrealized appreciation on investments and foreign currency related transactions	158,336,918	52,077,934	5,749,203	25,563,001

NET ASSETS	$1,422,323,336	$652,063,308	$95,885,154	$103,686,373

+ Including securities loaned at value	$120,966,698	$74,457,677	$13,434,976	$19,393,540
* Cost of investments in securities	$1,195,340,248	$566,682,104	$88,829,026	$76,203,096
** Cost of foreign currencies	$—	$312,955	$—	$413,180

See Accompanying Notes to Financial Statements

61

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2007 (continued)

	ING	ING	ING	ING
	T. Rowe Price	Templeton	UBS U.S.	Van Kampen
	Equity Income	Global Growth	Allocation	Capital Growth
	Portfolio	Portfolio	Portfolio	Portfolio

Class ADV:
Net assets	$24,913,292	$1,012	n/a	$1,200
Shares authorized	unlimited	unlimited	n/a	unlimited
Par value	$0.001	$0.001	n/a	$0.001
Shares outstanding	1,661,153	71	n/a	86
Net asset value and redemption price per share	$15.00	$14.20	n/a	$13.89
Class I:
Net assets	$135,615,615	$177,447,482	n/a	$33,695,431
Shares authorized	unlimited	unlimited	n/a	unlimited
Par value	$0.001	$0.001	n/a	$0.001
Shares outstanding	8,888,517	12,340,216	n/a	2,401,417
Net asset value and redemption price per share	$15.26	$14.38	n/a	$14.03
Class S:
Net assets	$1,192,367,812	$466,444,053	$91,311,134	$55,530,787
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	78,352,873	32,403,740	9,001,454	3,986,731
Net asset value and redemption price per share	$15.22	$14.39	$10.14	$13.93
Class S2:
Net assets	$69,426,617	$8,170,761	$4,574,020	$14,458,955
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	4,593,081	571,697	453,400	1,044,567
Net asset value and redemption price per share	$15.12	$14.29	$10.09	$13.84

See Accompanying Notes to Financial Statements

62

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2007

	ING	ING	ING
	Van Kampen	Van Kampen	Van Kampen
	Global Franchise	Growth and Income	Real Estate
	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in securities at value+*	$420,698,483	$929,605,027	$949,262,339
Short-term investments at amortized cost	45,332,122	114,663,939	103,862,330
Cash	1,036,553	4,780	8,653,878
Foreign currencies at value**	257,821	—	192,902
Receivables:
Fund shares sold	7,602	1,998,404	20,541,516
Dividends and interest	599,683	1,092,662	10,011,553
Unrealized appreciation on forward foreign currency contracts	1,456,868	—	—

Total assets	469,389,132	1,047,364,812	1,092,524,518

LIABILITIES:
Payable for investment securities purchased	—	515,533	13,418,144
Payable for fund shares redeemed	851,074	34,255	179,601
Payable upon receipt of securities loaned	36,020,700	92,352,968	64,381,021
Payable to affiliates	456,959	732,778	676,924

Total liabilities	37,328,733	93,635,534	78,655,690

NET ASSETS	$432,060,399	$953,729,278	$1,013,868,828

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$310,559,409	$731,555,615	$780,617,319
Undistributed net investment income	5,424,283	15,469,862	17,004,741
Accumulated net realized gain on investments and foreign currency related transactions	27,614,355	61,294,184	209,846,438
Net unrealized appreciation on investments and foreign currency related transactions	88,462,352	145,409,617	6,400,330

NET ASSETS	$432,060,399	$953,729,278	$1,013,868,828

+ Including securities loaned at value	$34,386,521	$88,489,469	$62,605,971
* Cost of investments in securities	$333,698,738	$784,195,410	$942,878,760
** Cost of foreign currencies	$254,040	$—	$176,151

See Accompanying Notes to Financial Statements

63

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2007 (continued)

	ING	ING	ING
	Van Kampen	Van Kampen	Van Kampen
	Global Franchise	Growth and Income	Real Estate
	Portfolio	Portfolio	Portfolio

Class ADV:
Net assets	$1,089	$5,263,735	$847,694
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	65	199,354	30,251
Net asset value and redemption price per share	$16.80	$26.40	$28.02
Class I:
Net assets	$1,158	$13,860,489	$337,942,239
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	68	516,805	11,836,140
Net asset value and redemption price per share	$16.98	$26.82	$28.55
Class S:
Net assets	$345,262,387	$857,470,024	$644,502,108
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	20,347,743	31,946,023	22,682,329
Net asset value and redemption price per share	$16.97	$26.84	$28.41
Class S2:
Net assets	$86,795,765	$77,135,030	$30,576,787
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	5,145,379	2,890,257	1,081,062
Net asset value and redemption price per share	$16.87	$26.69	$28.28

See Accompanying Notes to Financial Statements

64

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2007 (continued)

	ING	ING
	Wells Fargo	Wells Fargo
	Disciplined Value	Small Cap Disciplined
	Portfolio	Portfolio

ASSETS:
Investments in securities at value+*	$215,989,080	$174,184,014
Short-term investments at amortized cost	46,444,945	64,946,331
Cash	668,266	1,601,559
Receivables:
Fund shares sold	972,630	619,422
Dividends and interest	314,752	235,010
Reimbursement due from manager	—	10,939

Total assets	264,389,673	241,597,275

LIABILITIES:
Payable for investment securities purchased	1,254,042	2,198,785
Payable for fund shares redeemed	253,359	324,251
Payable upon receipt of securities loaned	40,444,962	51,497,610
Payable to affiliates	171,216	148,589
Payable for trustee fees	—	905
Other accrued expenses and liabilities	—	32,339

Total liabilities	42,123,579	54,202,479

NET ASSETS	$222,266,094	$187,394,796

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$275,070,273	$185,079,924
Undistributed net investment income	3,120,982	1,625,154
Accumulated net realized gain (loss) on investments	(48,578,981)	18,118,688
Net unrealized depreciation on investments	(7,346,180)	(17,428,970)

NET ASSETS	$222,266,094	$187,394,796

+ Including securities loaned at value	$39,603,773	$49,576,606
* Cost of investments in securities	$223,335,260	$191,612,984

See Accompanying Notes to Financial Statements

65

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2007 (continued)

	ING	ING
	Wells Fargo	Wells Fargo
	Disciplined Value	Small Cap Disciplined
	Portfolio	Portfolio

Class ADV:
Net assets	$44,511	$354,415
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	2,657	32,490
Net asset value and redemption price per share	$16.75	$10.91
Class I:
Net assets	$1,055	$146,222,718
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	62	13,281,767
Net asset value and redemption price per share	$16.90	$11.01
Class S:
Net assets	$218,087,962	$40,176,095
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	12,884,908	3,661,885
Net asset value and redemption price per share	$16.93	$10.97
Class S2:
Net assets	$4,132,566	$641,568
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	245,517	58,635
Net asset value and redemption price per share	$16.83	$10.94

See Accompanying Notes to Financial Statements

66

STATEMENTS OF OPERATIONS

			ING	ING
	ING	ING	BlackRock	BlackRock
	AllianceBernstein	BlackRock Inflation	Large Cap	Large Cap
	Mid Cap Growth	Protected Bond	Growth	Value
	Portfolio	Portfolio	Portfolio	Portfolio
	Year Ended	April 30, 2007(1)	Year Ended	Year Ended
	December 31,	to December 31,	December 31,	December 31,
	2007	2007	2007	2007

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$1,127,820	$—	$3,358,897	$2,458,702
Interest	160,090	7,286,529	15,394	38,191
Securities lending income	749,810	—	106,089	23,058

Total investment income	2,037,720	7,286,529	3,480,380	2,519,951

EXPENSES:
Investment management fees	—	546,271	—	—
Unified fees	4,641,469	—	2,945,014	1,318,675
Distribution and service fees:
Class ADV	10	6	44,766	10
Class S	1,170,861	2	409,875	179,617
Class S2	100,314	—	35,042	23,160
Transfer agent fees	—	1,602	—	—
Administrative service fees	—	121,508	—	—
Shareholder reporting expense	—	23,731	—	—
Professional fees	—	25,916	—	—
Custody and accounting expense	—	12,799	—	—
Trustee fees	28,966	11,330	13,362	6,636
Offering expense	—	9,410	—	—
Miscellaneous expense	—	5,967	—	—

Total expenses	5,941,620	758,542	3,448,059	1,528,098
Net waived and reimbursed fees	(20,065)	(2)	(495,408)	(101,814)
Brokerage commission recapture	(94,043)	—	—	—

Net expenses	5,827,512	758,540	2,952,651	1,426,284

Net investment income (loss)	(3,789,792)	6,527,989	527,729	1,093,667

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, AND SWAPS:
Net realized gain (loss) on:
Investments	80,881,091	(463,080)	55,290,476	8,813,970
Foreign currency related transactions	—	(746,519)	(397,366)	—
Futures and swaps	—	1,637,670	—	—

Net realized gain on investments, foreign currency related transactions, futures, and swaps	80,881,091	428,071	54,893,110	8,813,970

Net change in unrealized appreciation or depreciation on:
Investments	(7,901,309)	7,094,933	(49,571,547)	(5,255,238)
Foreign currency related transactions	—	(797,519)	2,635	—
Futures and swaps	—	576,576	—	—

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and swaps	(7,901,309)	6,873,990	(49,568,912)	(5,255,238)

Net realized and unrealized gain on investments, foreign currency related transactions, futures, and swaps	72,979,782	7,302,061	5,324,198	3,558,732

Increase in net assets resulting from operations	$69,189,990	$13,830,050	$5,851,927	$4,652,399

* Foreign taxes withheld	$—	$—	$7,064	$—

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

67

STATEMENTS OF OPERATIONS for the year ended December 31, 2007

	ING	ING	ING	ING
	Capital Guardian	FMRSM Diversified	FMRSM Large Cap	FMRSM Mid Cap
	U.S. Equities	Mid Cap	Growth	Growth
	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$8,566,049	$9,569,823	$6,831,942	$3,523,805
Interest	389,064	1,371,079	206,169	424,591
Securities lending income	216,462	1,146,713	5,154	355,560

Total investment income	9,171,575	12,087,615	7,043,265	4,303,956

EXPENSES:
Investment management fees	—	—	3,576,549	—
Unified fees	4,131,534	7,446,505	—	3,284,580
Distribution and service fees:
Class ADV	10	60,887	47	—
Class S	1,361,676	2,471,226	437,537	1,224,126
Class S2	49,478	269,179	8	97,280
Transfer agent fees	—	—	584	—
Administrative service fees	—	—	618,688	—
Shareholder reporting expense	—	—	90,019	—
Registration fees	—	—	267	—
Professional fees	—	—	50,149	—
Custody and accounting expense	—	—	71,762	—
Trustee fees	27,966	45,922	23,555	26,648
Miscellaneous expense	—	—	33,757	—

Total expenses	5,570,664	10,293,719	4,902,922	4,632,634
Net waived and reimbursed fees	(9,898)	(66,014)	(243,550)	(19,456)
Brokerage commission recapture	(51,755)	(4,806)	—	—

Net expenses	5,509,011	10,222,899	4,659,372	4,613,178

Net investment income (loss)	3,662,564	1,864,716	2,383,893	(309,222)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain on:
Investments	70,901,690	197,941,298	30,554,516	43,882,985
Foreign currency related transactions	—	35,750	—	—

Net realized gain on investments and foreign currency related transactions	70,901,690	197,977,048	30,554,516	43,882,985

Net change in unrealized appreciation or depreciation on:
Investments (net of Indian capital gains tax accrued)**	(72,848,348)	(69,566,357)	(9,704,011)	(34,480,248)
Foreign currency related transactions	—	(7,116)	—	(87)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(72,848,348)	(69,573,473)	(9,704,011)	(34,480,335)

Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(1,946,658)	128,403,575	20,850,505	9,402,650

Increase in net assets resulting from operations	$1,715,906	$130,268,291	$23,234,398	$9,093,428

* Foreign taxes withheld	$99,633	$299,971	$—	$—
** Foreign tax accrued on Indian Investments	$—	$267,298	$—	$—

See Accompanying Notes to Financial Statements

68

STATEMENTS OF OPERATIONS

				ING
	ING	ING	ING	T. Rowe Price
	Franklin	Franklin	Lord Abbett	Capital
	Income	Mutual Shares	Affiliated	Appreciation
	Portfolio	Portfolio	Portfolio	Portfolio
	Year Ended	April 30, 2007(1)	Year Ended	Year Ended
	December 31,	to December 31,	December 31,	December 31,
	2007	2007	2007	2007

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$6,434,448	$3,362,645	$4,718,056	$47,734,890
Interest	17,648,391	783,761	196,797	56,706,192
Securities lending income	11,463	—	39,385	1,556,699

Total investment income	24,094,302	4,146,406	4,954,238	105,997,781

EXPENSES:
Investment management fees	2,417,325	—	—	—
Unified fees	—	1,108,784	1,822,499	21,488,946
Distribution and service fees:
Class ADV	10	6	10	701,022
Class S	735,708	237,320	367,165	7,576,950
Class S2	33,018	—	18,452	595,888
Transfer agent fees	347
Administrative service fees	372,555	—	—	—
Shareholder reporting expense	45,242	—	—	—
Professional fees	20,080	—	—	—
Custody and accounting expense	37,404	—	—	—
Trustee fees	7,937	1,830	11,083	148,704
Offering expense	9,794	—	—	—
Miscellaneous expense	6,851	—	—	—

Total expenses	3,686,271	1,347,940	2,219,209	30,511,510
Net waived and reimbursed fees	(171,286)	(2)	(3,692)	(259,383)
Brokerage commission recapture	—	—	(26,446)	(100,900)

Net expenses	3,514,985	1,347,938	2,189,071	30,151,227

Net investment income	20,579,317	2,798,468	2,765,167	75,846,554

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND WRITTEN OPTIONS:
Net realized gain (loss) on:
Investments	2,021,562	582,189	28,857,183	307,817,744
Foreign currency related transactions	2,590	(1,320,232)	106	(148,703)
Written options	—	(50,392)	—	—

Net realized gain (loss) on investments, foreign currency related transactions, and written options	2,024,152	(788,435)	28,857,289	307,669,041

Net change in unrealized appreciation or depreciation on:
Investments	(21,927,883)	(5,509,922)	(19,360,307)	(246,258,733)
Foreign currency related transactions	(272)	(1,413,681)	(23)	(19)
Written options	—	11,691	—	—

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and written options	(21,928,155)	(6,911,912)	(19,360,330)	(246,258,752)

Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and written options	(19,904,003)	(7,700,347)	9,496,959	61,410,289

Increase (decrease) in net assets resulting from operations	$675,314	$(4,901,879)	$12,262,126	$137,256,843

* Foreign taxes withheld	$19,873	$50,327	$55,218	$259,581

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

69

STATEMENTS OF OPERATIONS for the year ended December 31, 2007

	ING	ING	ING	ING
	T. Rowe Price	Templeton	UBS U.S.	Van Kampen
	Equity Income	Global Growth	Allocation	Capital Growth
	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$33,596,097	$10,766,573	$1,228,417	$1,016,785
Interest	3,505,055	1,563,610	1,654,387	97,757
Securities lending income	466,778	292,474	20,113	34,007

Total investment income	37,567,930	12,622,657	2,902,917	1,148,549

EXPENSES:
Unified fees	9,229,905	4,890,751	761,580	692,595
Distribution and service fees:
Class ADV	244,200	10	8	2
Class S	3,147,724	1,221,568	258,725	145,294
Class S2	339,955	43,158	26,000	70,203
Trustee fees	65,828	22,522	3,481	5,123

Total expenses	13,027,612	6,178,009	1,049,794	913,217
Net waived and reimbursed fees	(134,554)	(8,633)	(31,921)	(108,409)
Brokerage commission recapture	(17,646)	(6,856)	(6,948)	—

Net expenses	12,875,412	6,162,520	1,010,925	804,808

Net investment income	24,692,518	6,460,137	1,891,992	343,741

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	104,539,488	26,142,757	8,487,833	13,977,696
Foreign currency related transactions	(2,826)	(41,782)	—	3,323

Net realized gain on investments and foreign currency related transactions	104,536,662	26,100,975	8,487,833	13,981,019

Net change in unrealized appreciation or depreciation on:
Investments	(87,748,500)	(24,558,789)	(7,920,580)	6,243,105
Foreign currency related transactions	—	23,139	—	1,592

Net change in unrealized appreciation or depreciation on investments	(87,748,500)	(24,535,650)	(7,920,580)	6,244,697

Net realized and unrealized gain on investments and foreign currency related transactions	16,788,162	1,565,325	567,253	20,225,716

Increase in net assets resulting from operations	$41,480,680	$8,025,462	$2,459,245	$20,569,457

* Foreign taxes withheld	$208,930	$709,227	$—	$34,319

See Accompanying Notes to Financial Statements

70

STATEMENTS OF OPERATIONS for the year ended December 31, 2007

	ING	ING	ING
	Van Kampen	Van Kampen	Van Kampen
	Global Franchise	Growth and Income	Real Estate
	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$12,354,508	$22,851,535	$24,938,427
Interest	576,693	1,720,094	1,357,900
Securities lending income	314,218	254,727	494,046

Total investment income	13,245,419	24,826,356	26,790,373

EXPENSES:
Unified fees	4,128,856	6,684,292	7,632,472
Distribution and service fees:
Class ADV	10	56,304	5,803
Class S	858,273	2,365,890	2,266,533
Class S2	438,359	403,580	191,206
Trustee fees	18,807	50,087	57,798

Total expenses	5,444,305	9,560,153	10,153,812
Net waived and reimbursed fees	(87,674)	(186,622)	(39,402)
Brokerage commission recapture	—	(20,523)	—

Net expenses	5,356,631	9,353,008	10,114,410

Net investment income	7,888,788	15,473,348	16,675,963

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	27,706,395	65,079,713	209,431,787
Foreign currency related transactions	(4,524,557)	—	(1,097)

Net realized gain on investments and foreign currency related transactions	23,181,838	65,079,713	209,430,690

Net change in unrealized appreciation or depreciation on:
Investments	3,396,721	(51,235,774)	(432,238,070)
Foreign currency related transactions	3,520,809	—	16,751

Net change in unrealized appreciation or depreciation on investments	6,917,530	(51,235,774)	(432,221,319)

Net realized and unrealized gain (loss) on investments and foreign currency related transactions	30,099,368	13,843,939	(222,790,629)

Increase (decrease) in net assets resulting from operations	$37,988,156	$29,317,287	$(206,114,666)

* Foreign taxes withheld	$472,708	$457,128	$196,720

See Accompanying Notes to Financial Statements

71

STATEMENTS OF OPERATIONS for the year ended December 31, 2007

	ING	ING
	Wells Fargo	Wells Fargo
	Disciplined Value	Small Cap Disciplined
	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$4,625,016	$2,065,420
Interest	843,006	991,054
Securities lending income	69,241	320,297

Total investment income	5,537,263	3,376,771

EXPENSES:
Investment management fees	—	1,425,977
Unified fees	1,716,607	—
Distribution and service fees:
Class ADV	283	3,470
Class S	661,407	133,410
Class S2	23,429	3,626
Transfer agent fees	—	576
Administrative service fees	—	185,190
Shareholder reporting expense	—	34,260
Professional fees	—	13,919
Custody and accounting expense	—	23,241
Trustee fees	13,720	4,724
Miscellaneous expense	—	7,288

Total expenses	2,415,446	1,835,681
Net waived and reimbursed fees	(4,743)	(84,064)

Net expenses	2,410,703	1,751,617

Net investment income	3,126,560	1,625,154

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	22,871,366	18,142,050

Net change in unrealized appreciation or depreciation on investments	(33,092,722)	(26,758,648)

Net realized and unrealized loss on investments	(10,221,356)	(8,616,598)

Decrease in net assets resulting from operations	$(7,094,796)	$(6,991,444)

* Foreign taxes withheld	$15,152	$3

See Accompanying Notes to Financial Statements

72

STATEMENTS OF CHANGES IN NET ASSETS

			ING BlackRock
	ING AllianceBernstein Mid Cap		Inflation Protected
	Growth Portfolio		Bond Portfolio
	Year Ended	Year Ended	April 30, 2007(1)
	December 31,	December 31,	to December 31,
	2007	2006	2007

FROM OPERATIONS:
Net investment income (loss)	$(3,789,792)	$(1,524,985)	$6,527,989
Net realized gain on investments, foreign currency related transactions, futures, and swaps	80,881,091	30,256,864	428,071
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and swaps	(7,901,309)	(24,421,801)	6,873,990

Increase in net assets resulting from operations	69,189,990	4,310,078	13,830,050

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(1)	—	(35)
Class I	(299,026)	—	(6,291,699)
Class S	—	—	(32)
Net realized gains:
Class ADV	(77)	—	—
Class I	(9,463,060)	(13,566,933)	—
Class S	(29,384,897)	(63,780,723)	—
Class S2	(1,304,773)	(2,476,528)	—

Total distributions	(40,451,834)	(79,824,184)	(6,291,766)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	108,654,545	258,143,267	223,007,683
Dividends reinvested	40,451,755	79,824,182	6,291,663

	149,106,300	337,967,449	229,299,346
Cost of shares redeemed	(277,465,030)	(238,730,088)	(24,799,140)

Net increase (decrease) in net assets resulting from capital share transactions	(128,358,730)	99,237,361	204,500,206

Net increase (decrease) in net assets	(99,620,574)	23,723,255	212,038,490

NET ASSETS:
Beginning of period	615,212,094	591,488,839	—

End of period	$515,591,520	$615,212,094	$212,038,490

Undistributed net investment income at end of period	$—	$294,138	$481,008

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

73

STATEMENTS OF CHANGES IN NET ASSETS

			ING BlackRock Large Cap
	ING BlackRock Large Cap Growth Portfolio		Value Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

FROM OPERATIONS:
Net investment income (loss)	$527,729	$(129,188)	$1,093,667	$827,079
Net realized gain on investments and foreign currency related transactions	54,893,110	8,453,051	8,813,970	5,497,798
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(49,568,912)	2,165,731	(5,255,238)	9,667,803

Increase in net assets resulting from operations	5,851,927	10,489,594	4,652,399	15,992,680

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	—	(36)	(8)
Class I	—	—	(549,247)	(341,268)
Class S	—	—	(271,386)	(332,365)
Class S2	—	—	(10,342)	(19,764)
Net realized gains:
Class ADV	—	(304,678)	(34)	(25)
Class I	—	(92,535)	(3,006,581)	(1,085,312)
Class S	—	(10,457,093)	(2,295,102)	(1,488,161)
Class S2	—	(714)	(140,321)	(96,669)

Total distributions	—	(10,855,020)	(6,273,049)	(3,363,572)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	38,605,669	19,549,010	97,815,980	35,950,824
Proceeds from shares issued in merger	309,020,845	2,170,638	—	—
Dividends reinvested	—	10,854,973	6,273,014	3,363,539

	347,626,514	32,574,621	104,088,994	39,314,363
Cost of shares redeemed	(69,072,169)	(29,810,367)	(42,381,403)	(22,652,951)

Net increase in net assets resulting from capital share transactions	278,554,345	2,764,254	61,707,591	16,661,412

Net increase in net assets	284,406,272	2,398,828	60,086,941	29,290,520

NET ASSETS:
Beginning of year	159,364,923	156,966,095	119,299,341	90,008,821

End of year	$443,771,195	$159,364,923	$179,386,282	$119,299,341

Undistributed net investment income at end of year	$389,817	$—	$1,088,555	$825,899

See Accompanying Notes to Financial Statements

74

STATEMENTS OF CHANGES IN NET ASSETS

			ING FMRSM Diversified
	ING Capital Guardian U.S. Equities Portfolio		Mid Cap Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

FROM OPERATIONS:
Net investment income	$3,662,564	$2,996,390	$1,864,716	$1,314,625
Net realized gain on investments, foreign currency related transactions, and written options	70,901,690	48,732,635	197,977,048	51,279,710
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and written options	(72,848,348)	6,228,709	(69,573,473)	21,074,924

Increase in net assets resulting from operations	1,715,906	57,957,734	130,268,291	73,669,259

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(9)	—	(5,999)	—
Class I	(8)	(7)	(233,132)	—
Class S	(2,954,909)	(2,597,356)	(1,353,796)	—
Class S2	(32,840)	(37,117)	(2,721)	—
Net realized gains:
Class ADV	(92)	—	(37,841)	(243,058)
Class I	(89)	(68)	(360,740)	(8,130,006)
Class S	(46,804,922)	(40,042,574)	(4,575,679)	(62,480,885)
Class S2	(813,130)	(754,043)	(235,206)	(3,661,501)

Total distributions	(50,605,999)	(43,431,165)	(6,805,114)	(74,515,450)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	8,359,733	7,748,403	373,681,111	199,618,442
Proceeds from shares issued in merger	—	—	443,261,612	—
Dividends reinvested	50,605,804	43,431,091	6,805,114	74,515,449

	58,965,537	51,179,494	823,747,837	274,133,891
Cost of shares redeemed	(110,103,947)	(100,050,950)	(187,999,302)	(93,131,764)

Net increase (decrease) in net assets resulting from capital share transactions	(51,138,410)	(48,871,456)	635,748,535	181,002,127

Net increase (decrease) in net assets	(100,028,503)	(34,344,887)	759,211,712	180,155,936

NET ASSETS:
Beginning of year	584,917,681	619,262,568	795,785,150	615,629,214

End of year	$484,889,178	$584,917,681	$1,554,996,862	$795,785,150

Undistributed net investment income at end of year	$3,670,409	$2,998,338	$2,895,147	$1,592,838

See Accompanying Notes to Financial Statements

75

STATEMENTS OF CHANGES IN NET ASSETS

	ING FMRSM Large Cap		ING FMRSM Mid Cap
	Growth Portfolio		Growth Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

FROM OPERATIONS:
Net investment income (loss)	$2,383,893	$1,132,121	$(309,222)	$(1,668,371)
Net realized gain (loss) on investments	30,554,516	(25,037,031)	43,882,985	84,034,660
Net change in unrealized appreciation or depreciation on investments	(9,704,011)	23,981,332	(34,480,335)	(57,353,276)

Increase in net assets resulting from operations	23,234,398	76,422	9,093,428	25,013,013

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(4)	(1)	—	—
Class I	(980,095)	(9,533)	—	—
Class S	(67,291)	—	—	—
Net realized gains:
Class ADV	—	(2)	—	—
Class I	—	(357,469)	—	—
Class S	—	(139,800)	—	—

Total distributions	(1,047,390)	(506,805)	—	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	22,693,179	608,960,165	4,513,474	10,742,485
Dividends reinvested	1,047,390	506,805	—	—

	23,740,569	609,466,970	4,513,474	10,742,485
Cost of shares redeemed	(132,341,634)	(103,158,422)	(125,804,949)	(135,054,297)

Net increase (decrease) in net assets resulting from capital share transactions	(108,601,065)	506,308,548	(121,291,475)	(124,311,812)

Net increase (decrease) in net assets	(86,414,057)	505,878,165	(112,198,047)	(99,298,799)

NET ASSETS:
Beginning of year	657,402,876	151,524,711	559,114,743	658,413,542

End of year	$570,988,819	$657,402,876	$446,916,696	$559,114,743

Undistributed net investment income (accumulated net investment loss) at end of year	$2,378,430	$1,041,927	$—	$(16,421)

See Accompanying Notes to Financial Statements

76

STATEMENTS OF CHANGES IN NET ASSETS

			ING Franklin
			Mutual Shares
	ING Franklin Income Portfolio		Portfolio
	Year Ended	April 28, 2006(1)	April 30, 2007(1)
	December 31,	to December 31,	to December 31,
	2007	2006	2007

FROM OPERATIONS:
Net investment income	$20,579,317	$3,834,524	$2,798,468
Net realized gain (loss) on investments, foreign currency related transactions, and written options	2,024,152	502,270	(788,435)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and written options	(21,928,155)	8,880,626	(6,911,912)

Increase (decrease) in net assets resulting from operations	675,314	13,217,420	(4,901,879)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(12)	—	—
Class I	(556,324)	—	(137,916)
Class S	(3,225,884)	—	—
Class S2	(75,554)	—	—
Net realized gains:
Class ADV	(1)	—	—
Class I	(70,917)	—	(59,107)
Class S	(430,296)	—	(73,408)
Class S2	(10,196)	—	—

Total distributions	(4,369,184)	—	(270,431)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	424,156,710	200,531,282	420,486,118
Dividends reinvested	4,369,172	—	267,229

	428,525,882	200,531,282	420,753,347
Cost of shares redeemed	(51,857,342)	(7,611,536)	(22,261,944)

Net increase in net assets resulting from capital share transactions	376,668,540	192,919,746	398,491,403

Net increase in net assets	372,974,670	206,137,166	393,319,093

NET ASSETS:
Beginning of period	206,137,166	—	—

End of period	$579,111,836	$206,137,166	$393,319,093

Undistributed net investment income at end of period	$20,565,074	$3,853,911	$1,395,579

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

77

STATEMENTS OF CHANGES IN NET ASSETS

	ING Lord Abbett
	Affiliated Portfolio		ING T. Rowe Price Capital Appreciation Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

FROM OPERATIONS:
Net investment income	$2,765,167	$2,836,438	$75,846,554	$59,998,202
Net realized gain on investments and foreign currency related transactions	28,857,289	4,290,984	307,669,041	326,906,045
Net change in unrealized appreciation or depreciation on investments	(19,360,330)	28,055,410	(246,258,752)	860,774

Increase in net assets resulting from operations	12,262,126	35,182,832	137,256,843	387,765,021

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(15)	(12)	(1,707,806)	(965,393)
Class I	(389,214)	(834,752)	(2,448,208)	(1,345,895)
Class S	(2,390,068)	(1,168,382)	(53,826,396)	(30,341,232)
Class S2	(57,708)	(27,062)	(1,972,513)	(1,203,773)
Net realized gains:
Class ADV	(25)	(90)	(10,072,146)	(3,985,411)
Class I	(484,734)	(6,177,920)	(11,908,977)	(5,469,781)
Class S	(3,468,594)	(12,127,766)	(292,684,412)	(160,183,560)
Class S2	(86,980)	(272,778)	(11,613,044)	(6,672,684)

Total distributions	(6,877,338)	(20,608,762)	(386,233,502)	(210,167,729)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	156,393,188	125,610,304	486,433,238	351,508,866
Dividends reinvested	6,877,298	20,608,661	386,233,502	210,167,727

	163,270,486	146,218,965	872,666,740	561,676,593
Cost of shares redeemed	(151,592,312)	(85,533,848)	(240,246,229)	(133,934,541)

Net increase in net assets resulting from capital share transactions	11,678,174	60,685,117	632,420,511	427,742,052

Net increase in net assets	17,062,962	75,259,187	383,443,852	605,339,344

NET ASSETS:
Beginning of year	255,976,171	180,716,984	3,140,489,607	2,535,150,263

End of year	$273,039,133	$255,976,171	$3,523,933,459	$3,140,489,607

Undistributed net investment income at end of year	$2,760,538	$2,832,270	$75,607,375	$59,864,447

See Accompanying Notes to Financial Statements

78

STATEMENTS OF CHANGES IN NET ASSETS

	ING T. Rowe Price		ING Templeton
	Equity Income Portfolio		Global Growth Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

FROM OPERATIONS:
Net investment income	$24,692,518	$19,673,543	$6,460,137	$5,332,594
Net realized gain on investments and foreign currency related transactions	104,536,662	53,593,942	26,100,975	11,480,980
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(87,748,500)	147,969,777	(24,535,650)	67,565,803

Increase in net assets resulting from operations	41,480,680	221,237,262	8,025,462	84,379,377

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(328,279)	(408,760)	(13)	—
Class I	(1,542,297)	(787,798)	(303,274)	(12)
Class S	(16,906,236)	(14,978,061)	(4,874,654)	(3,796,969)
Class S2	(874,421)	(644,543)	(75,039)	(62,941)
Net realized gains:
Class ADV	(1,146,766)	(1,283,606)	(23)	—
Class I	(3,505,947)	(2,090,422)	(553,746)	(117)
Class S	(44,842,378)	(46,585,009)	(10,769,661)	(46,363,702)
Class S2	(2,428,805)	(2,030,211)	(189,598)	(833,438)

Total distributions	(71,575,129)	(68,808,410)	(16,766,008)	(51,057,179)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	208,598,303	166,076,081	221,758,984	42,629,712
Dividends reinvested	71,575,129	68,808,410	16,765,939	51,057,048

	280,173,432	234,884,491	238,524,923	93,686,760
Cost of shares redeemed	(197,590,510)	(188,972,840)	(64,533,637)	(27,067,794)

Net increase in net assets resulting from capital share transactions	82,582,922	45,911,651	173,991,286	66,618,966

Net increase in net assets	52,488,473	198,340,503	165,250,740	99,941,164

NET ASSETS:
Beginning of year	1,369,834,863	1,171,494,360	486,812,568	386,871,404

End of year	$1,422,323,336	$1,369,834,863	$652,063,308	$486,812,568

Undistributed net investment income at end of year	$24,686,955	$19,648,496	$7,008,802	$5,247,386

See Accompanying Notes to Financial Statements

79

STATEMENTS OF CHANGES IN NET ASSETS

	ING UBS		ING Van Kampen
	U.S. Allocation Portfolio		Capital Growth Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

FROM OPERATIONS:
Net investment income (loss)	$1,891,992	$2,039,804	$343,741	$(187,917)
Net realized gain on investments and foreign currency related transactions	8,487,833	8,611,414	13,981,019	3,341,522
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(7,920,580)	1,852,767	6,244,697	853,103

Increase in net assets resulting from operations	2,459,245	12,503,985	20,569,457	4,006,708

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(21)	(16)	—	—
Class I	(25)	(16)	—	—
Class S	(2,037,640)	(1,599,532)	—	—
Class S2	(98,016)	(69,842)	—	—
Net realized gains:
Class ADV	(85)	—	(38)	—
Class I	(85)	—	(1,121,509)	(1,298,757)
Class S	(7,755,591)	—	(1,930,101)	(1,912,999)
Class S2	(396,063)	—	(467,271)	(453,112)

Total distributions	(10,287,526)	(1,669,406)	(3,518,919)	(3,664,868)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	910,547	3,359,016	4,755,922	14,940,764
Dividends reinvested	10,287,526	1,669,406	3,518,881	3,664,867

	11,198,073	5,028,422	8,274,803	18,605,631
Cost of shares redeemed	(24,743,624)	(27,371,363)	(27,804,905)	(29,096,765)

Net decrease in net assets resulting from capital share transactions	(13,545,551)	(22,342,941)	(19,530,102)	(10,491,134)

Net decrease in net assets	(21,373,832)	(11,508,362)	(2,479,564)	(10,149,294)

NET ASSETS:
Beginning of year	117,258,986	128,767,348	106,165,937	116,315,231

End of year	$95,885,154	$117,258,986	$103,686,373	$106,165,937

Undistributed net investment income at end of year	$1,941,973	$2,130,702	$347,064	$—

See Accompanying Notes to Financial Statements

80

STATEMENTS OF CHANGES IN NET ASSETS

	ING Van Kampen Global		ING Van Kampen Growth
	Franchise Portfolio		and Income Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

FROM OPERATIONS:
Net investment income	$7,888,788	$4,584,772	$15,473,348	$15,302,742
Net realized gain on investments and foreign currency related transactions	23,181,838	10,944,755	65,079,713	67,979,525
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	6,917,530	48,835,814	(51,235,774)	65,061,568

Increase in net assets resulting from operations	37,988,156	64,365,341	29,317,287	148,343,835

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	—	(86,119)	(95,726)
Class I	—	(20)	(236,836)	(32,579)
Class S	—	(4,235,642)	(13,892,167)	(10,688,188)
Class S2	—	(1,252,343)	(1,078,780)	(792,053)
Net realized gains:
Class ADV	(32)	—	(457,552)	(619,480)
Class I	(34)	(38)	(883,941)	(203,159)
Class S	(10,482,271)	(8,984,307)	(60,322,273)	(79,441,669)
Class S2	(2,561,781)	(2,824,196)	(5,134,870)	(6,457,087)

Total distributions	(13,044,118)	(17,296,546)	(82,092,538)	(98,329,941)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	71,361,550	75,160,703	45,749,450	119,450,823
Dividends reinvested	13,044,054	17,296,489	82,092,538	98,329,839

	84,405,604	92,457,192	127,841,988	217,780,662
Cost of shares redeemed	(71,741,870)	(25,663,767)	(199,734,731)	(112,965,398)

Net increase (decrease) in net assets resulting from capital share transactions	12,663,734	66,793,425	(71,892,743)	104,815,264

Net increase (decrease) in net assets	37,607,772	113,862,220	(124,667,994)	154,829,158

NET ASSETS:
Beginning of year	394,452,627	280,590,407	1,078,397,272	923,568,114

End of year	$432,060,399	$394,452,627	$953,729,278	$1,078,397,272

Undistributed net investment income at end of year	$5,424,283	$2,060,052	$15,469,862	$15,290,416

See Accompanying Notes to Financial Statements

81

STATEMENTS OF CHANGES IN NET ASSETS

	ING Van Kampen
	Real Estate Portfolio		ING Wells Fargo Disciplined Value Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

FROM OPERATIONS:
Net investment income	$16,675,963	$13,663,628	$3,126,560	$2,705,921
Net realized gain on investments and foreign currency related transactions	209,430,690	121,107,127	22,871,366	12,378,022
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(432,221,319)	212,580,520	(33,092,722)	25,293,714

Increase (decrease) in net assets resulting from operations	(206,114,666)	347,351,275	(7,094,796)	40,377,657

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(10,066)	(3,049)	(637)	—
Class I	(3,346,015)	(2,497,871)	(14)	(8)
Class S	(9,930,503)	(9,835,067)	(2,664,803)	(1,594,774)
Class S2	(375,935)	(413,452)	(43,496)	(21,475)
Net realized gains:
Class ADV	(85,681)	(15,954)	—	—
Class I	(25,287,318)	(13,070,087)	—	—
Class S	(92,199,216)	(61,612,820)	—	—
Class S2	(3,897,288)	(2,649,603)	—	—

Total distributions	(135,132,022)	(90,097,903)	(2,708,950)	(1,616,257)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	335,921,972	394,511,958	7,254,994	17,802,319
Dividends reinvested	135,132,022	90,097,903	2,708,936	1,616,249

	471,053,994	484,609,861	9,963,930	19,418,568
Cost of shares redeemed	(407,110,763)	(472,968,893)	(68,041,174)	(56,695,569)

Net increase (decrease) in net assets resulting from capital share transactions	63,943,231	11,640,968	(58,077,244)	(37,277,001)

Net increase (decrease) in net assets	(277,303,457)	268,894,340	(67,880,990)	1,484,399

NET ASSETS:
Beginning of year	1,291,172,285	1,022,277,945	290,147,084	288,662,685

End of year	$1,013,868,828	$1,291,172,285	$222,266,094	$290,147,084

Undistributed net investment income at end of year	$17,004,741	$14,567,859	$3,120,982	$2,703,372

See Accompanying Notes to Financial Statements

82

STATEMENTS OF CHANGES IN NET ASSETS

	ING Wells Fargo Small Cap Disciplined Portfolio
	Year Ended	Year Ended
	December 31,	December 31,
	2007	2006

FROM OPERATIONS:
Net investment income	$1,625,154	$606,610
Net realized gain on investments	18,142,050	3,335,524
Net change in unrealized appreciation or depreciation on investments	(26,758,648)	9,459,559

Increase (decrease) in net assets resulting from operations	(6,991,444)	13,401,693

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	(964)
Class I	—	(468,569)
Class S	—	(155,258)
Class S2	—	(3,230)
Net realized gains:
Class ADV	—	(7,030)
Class I	—	(2,109,037)
Class S	—	(1,221,069)
Class S2	—	(24,959)

Total distributions	—	(3,990,116)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	66,814,038	229,752,064
Dividends reinvested	—	3,990,116

	66,814,038	233,742,180
Cost of shares redeemed	(47,124,986)	(73,398,723)

Net increase in net assets resulting from capital share transactions	19,689,052	160,343,457

Net increase in net assets	12,697,608	169,755,034

NET ASSETS:
Beginning of year	174,697,188	4,942,154

End of year	$187,394,796	$174,697,188

Undistributed net investment income at end of year	$1,625,154	$—

See Accompanying Notes to Financial Statements

83

ING AllianceBernstein Mid Cap Growth Portfolio
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV		Class I
	Year	September 25,	Year			May 13,
	Ended	2006(1) to	Ended			2005(1) to
	December 31,	December 31,	December 31,			December 31,
	2007	2006	2007	2006		2005

Per Share Operating Performance:
Net asset value, beginning of period	$16.80	15.94	17.01	19.06		15.50
Income (loss) from investment operations:
Net investment loss	$(0.17)	(0.01)*	(0.09)	(0.04	)*	(0.06)*
Net realized and unrealized gain on investments	$1.88	0.87	1.94	0.36		3.62
Total from investment operations	$1.71	0.86	1.85	0.32		3.56
Less distributions from:
Net investment income	$0.02	—	0.04	—		—
Net realized gains on investments	$1.19	—	1.19	2.37		—
Total distributions	$1.21	—	1.23	2.37		—
Net asset value, end of period	$17.30	16.80	17.63	17.01		19.06
Total Return(2)%	10.37	5.40	11.11	1.98		22.97

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	1	13,708	119,963		5,122
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.52	1.52	0.77	0.77		0.81
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.37	1.37	0.77	0.77		0.79
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	1.35	1.34	0.75	0.74		0.79
Net investment loss after expense waiver and brokerage commission recapture(3)(4)%	(1.03)	(0.27)	(0.49)	(0.25)		(0.54)
Portfolio turnover rate %	113	122	113	122		103

		Class S
		Year Ended December 31,
		2007	2006	2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of year		$16.94	19.03	17.81		14.90	8.92
Income (loss) from investment operations:
Net investment loss		$(0.11)	(0.04)	(0.11	)*	(0.12)	(0.07)
Net realized and unrealized gain on investments		$1.91	0.32	1.33		3.03	6.05
Total from investment operations		$1.80	0.28	1.22		2.91	5.98
Less distributions from:
Net realized gains on investments		$1.19	2.37	—		—	—
Total distributions		$1.19	2.37	—		—	—
Net asset value, end of year		$17.55	16.94	19.03		17.81	14.90
Total Return(2)%		10.86	1.75	6.85		19.53	67.04
Ratios and Supplemental Data:
Net assets, end of year (000’s)		$481,388	475,637	568,850		664,525	528,029
Ratios to average net assets:
Gross expenses prior to brokerage commission recapture	%	1.02	1.02	1.03		1.03	1.04
Net expenses after brokerage commission recapture	%	1.00	0.99	1.01		0.97	0.99
Net investment loss after brokerage commission recapture	%	(0.65)	(0.24)	(0.66)		(0.79)	(0.68)
Portfolio turnover rate	%	113	122	103		126	111

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Distr ibutor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

84

ING AllianceBernstein Mid Cap Growth Portfolio (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class S2
	Year Ended December 31,
	2007	2006	2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$16.82	18.94	17.76		14.88	8.92
Income (loss) from investment operations:
Net investment loss	$(0.14)	(0.07)	(0.14	)*	(0.10)	(0.10)
Net realized and unrealized gain on investments	$1.90	0.32	1.32		2.98	6.06
Total from investment operations	$1.76	0.25	1.18		2.88	5.96
Less distributions from:
Net realized gains on investments	$1.19	2.37	—		—	—
Total distributions	$1.19	2.37	—		—	—
Net asset value, end of year	$17.39	16.82	18.94		17.76	14.88
Total Return(1)%	10.69	1.59	6.64		19.35	66.82

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$20,494	19,611	17,517		12,901	4,638
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture %	1.27	1.27	1.28		1.18	1.19
Net expenses after expense waiver and prior to brokerage commission recapture(2)%	1.17	1.17	1.18		1.18	1.19
Net expenses after expense waiver and brokerage commission recapture(2)%	1.15	1.14	1.16		1.12	1.14
Net investment loss after expense waiver and brokerage commission recapture(2)%	(0.80)	(0.43)	(0.81)		(0.93)	(0.86)
Portfolio turnover rate %	113	122	103		126	111

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2)	The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

85

ING BlackRock Inflation Protected Bond Portfolio
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV	Class I
	April 30,	April 30,
	2007(1) to	2007(1) to
	December 31,	December 31,
	2007	2007

Per Share Operating Performance:
Net asset value, beginning of period	$10.00	10.00
Income from investment operations:
Net investment income	$0.29 *	0.32 *
Net realized and unrealized gain on investments	$0.32	0.34
Total from investment operations	$0.61	0.66
Less distributions from:
Net investment income	$0.34	0.36
Total distributions	$0.34	0.36
Net asset value, end of period	$10.27	10.30
Total Return(2)%	6.27	6.82

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	212,036
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	1.37	0.62
Net expenses after expense waiver(3)(4)(5)%	1.22	0.62
Net investment income after expense waiver(3)(4)(5)%	4.29	4.74
Portfolio turnover rate %	217	217

Class S
April 30,
2007(1) to
December 31,
2007

Per Share Operating Performance:
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	$0.31
Net realized and unrealized gain on investments	$0.34
Total from investment operations	$0.65
Less distributions from:
Net investment income	$0.32
Total distributions	$0.32
Net asset value, end of period	$10.33
Total Return(2)%	6.66

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	0.87
Net expenses after expense waiver(3)(5)%	0.87
Net investment income after expense waiver(3)(5)%	4.63
Portfolio turnover rate %	217

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

(5)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

86

ING BlackRock Large Cap Growth Portfolio
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV
				March 17,
	Year Ended			2004(1) to
	December 31,			December 31,
	2007	2006	2005	2004

Per Share Operating Performance
Net asset value, beginning of period	$11.42	11.48	10.45	10.06
Income (loss) from investment operations:
Net investment loss	$(0.04)	(0.03)	(0.02)	(0.00)*
Net realized and unrealized gain on investments	$0.77	0.79	1.05	1.25
Total from investment operations	$0.73	0.76	1.03	1.25
Less distributions from:
Net realized gains on investments	$—	0.82	—	0.85
Return of capital	$—	—	—	0.01
Total distributions	$—	0.82	—	0.86
Net asset value, end of period	$12.15	11.42	11.48	10.45
Total Return(2)%	6.39	6.73	9.86	12.57

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$5,943	4,825	1,714	91
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	1.55	1.55	1.56	1.41
Net expenses after expense waiver(3)(4)%	1.29	1.36	1.36	1.41
Net investment loss after expense waiver(3)(4)%	(0.33)	(0.39)	(0.64)	(0.24)
Portfolio turnover rate %	195	139	155	204

	Class I
	Year	April 28,
	Ended	2006(1)to
	December 31,	December 31,
	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$11.56	11.97
Income from investment operations:
Net investment income	$0.02	0.02
Net realized and unrealized gain on investments	$0.80	0.39
Total from investment operations	$0.82	0.41
Less distributions from:
Net realized gains on investments	$—	0.82
Total distributions	$—	0.82
Net asset value, end of period	$12.38	11.56
Total Return(2)%	7.09	3.54

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$264,011	1,464
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	0.80	0.80
Net expenses after expense waiver(3)%	0.66	0.76
Net investment income after expense waiver(3)%	0.27	0.21
Portfolio turnover rate %	195	139

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

*	Amount is more than $(0.005).

See Accompanying Notes to Financial Statements

87

ING BlackRock Large Cap Growth Portfolio (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class S
	Year Ended December 31,
	2007		2006	2005	2004		2003

Per Share Operating Performance:
Net asset value, beginning of year	$11.55		11.56	10.48	10.22		8.05
Income (loss) from investment operations:
Net investment income (loss)	$0.00	*	(0.01)	(0.01)	(0.00	)*	(0.02)
Net realized and unrealized gain on investments	$0.78		0.82	1.09	1.12		2.19
Total from investment operations	$0.78		0.81	1.08	1.12		2.17
Less distributions from:
Net realized gains on investments	$—		0.82	—	0.85		—
Return of capital	$—		—	—	0.01		—
Total distributions	$—		0.82	—	0.86		—
Net asset value, end of year	$12.33		11.55	11.56	10.48		10.22
Total Return(2)%	6.75		7.12	10.31	11.10		26.96

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$165,538		153,064	155,252	18,862		14,481
Ratios to average net assets:
Gross expenses prior to expense waiver %	1.05		1.05	1.06	1.05		1.05
Net expenses after expense waiver(3)%	0.94		1.01	1.01	1.05		1.05
Net investment income (loss) after expense waiver(3)%	0.02		(0.08)	(0.27)	(0.01)		(0.27)
Portfolio turnover rate %	195		139	155	204		102

	Class S2
	Year	May 26,	January 1,	Year
	Ended	2006(1) to	2005(6) to	Ended
	December 31,	December 31,	October 2,	December 31,
	2007	2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$11.45	11.37	10.44	10.20	8.05
Income (loss) from investment operations:
Net investment loss	$(0.01)	(0.01)	(0.04)	(0.01)	(0.02)
Net realized and unrealized gain on investments	$0.77	0.91	0.52	1.11	2.17
Total from investment operations	$0.76	0.90	0.48	1.10	2.15
Less distributions from:
Net realized gains on investments	$—	0.82	—	0.85	—
Return of capital	$—	—	—	0.01	—
Total distributions	$—	0.82	—	0.86	—
Net asset value, end of period	$12.21	11.45	10.92	10.44	10.20
Total Return(2)%	6.64	8.03	4.60	10.93	26.71

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$8,280	12	2,294	2,167	857
Ratios to average net assets:
Gross expenses prior to expense waiver(4)%	1.30	1.30	1.32	1.21	1.20
Net expenses after expense waiver(3)(4)(5)%	1.06	1.16	1.20	1.21	1.20
Net investment loss after expense waiver(3)(4)(5)%	(0.14)	(0.12)	(0.52)	(0.09)	(0.43)
Portfolio turnover rate %	195	139	78	204	102

(1)	Commencement of operations.
(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.
(4)	Annualized for periods less than one year.
(5)	The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.
(6)	Class S2 was fully redeemed on October 3, 2005 and recommenced operations on May 26, 2006.
*	Amount is less than $0.005 or more than $(0.005).

See Accompanying Notes to Financial Statements

88

ING BlackRock Large Cap Value Portfolio
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV		Class I
	Year	April 28,							May 18,
	Ended	2006(1) to							2004(1) to
	December 31,	December 31,	Year Ended December 31,						December 31,
	2007	2006	2007		2006		2005		2004

Per Share Operating Performance:
Net asset value, beginning of period	$13.75	13.48	13.94		12.35		11.70		10.75
Income from investment operations:
Net investment income	$0.03 *	0.04 *	0.11	*	0.12	*	0.10		0.05
Net realized and unrealized gain on investments	$0.53	0.66	0.55		1.90		0.55		1.46
Total from investment operations	$0.56	0.70	0.66		2.02		0.65		1.51
Less distributions from:
Net investment income	$0.02	0.10	0.08		0.10		—		0.04
Net realized gains on investments	$0.44	0.33	0.44		0.33		0.00	**	0.52
Total distributions	$0.46	0.43	0.52		0.43		0.00	**	0.56
Net asset value, end of period	$13.85	13.75	14.08		13.94		12.35		11.70
Total Return(2)%	3.87	5.45	4.55		16.65		5.56		14.15

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	1	114,103		43,567		44,567		47,498
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	1.55	1.55	0.80		0.80		0.82		0.80
Net expenses after expense waiver(3)(4)%	1.34	1.35	0.74		0.75		0.78		0.80
Net investment income after expense waiver(3)(4)%	0.23	0.47	0.77		0.90		0.83		0.76
Portfolio turnover rate %	110	103	110		103		170		75

		Class S
		Year Ended December 31,
		2007		2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of year		$13.89		12.31		11.69		10.98	8.45
Income from investment operations:
Net investment income		$0.08	*	0.09	*	0.09		0.02	0.01
Net realized and unrealized gain on investments		$0.54		1.89		0.53		1.24	2.62
Total from investment operations		$0.62		1.98		0.62		1.26	2.63
Less distributions from:
Net investment income		$0.05		0.07		—		0.03	0.01
Net realized gains on investments		$0.44		0.33		0.00	**	0.52	0.09
Total distributions		$0.49		0.40		0.00	**	0.55	0.10
Net asset value, end of year		$14.02		13.89		12.31		11.69	10.98
Total Return(2)%		4.30		16.36		5.31		11.52	31.22

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$60,977		71,171		42,308		74,928	27,213
Ratios to average net assets:
Gross expenses prior to expense waiver	%	1.05		1.05		1.07		1.05	1.05
Net expenses after expense waiver	%	0.99		1.00		1.03		1.05	1.05
Net investment income after expense waiver	%	0.55		0.69		0.57		0.34	0.17
Portfolio turnover rate	%	110		103		170		75	76

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005.

See Accompanying Notes to Financial Statements

89

ING BlackRock Large Cap Value Portfolio (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class S2
	Year Ended December 31,
	2007		2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$13.82		12.26		11.67		10.96	8.44
Income from investment operations:
Net investment income	$0.06	*	0.07	*	0.05		0.02	0.00	**
Net realized and unrealized gain on investments	$0.53		1.89		0.54		1.22	2.62
Total from investment operations	$0.59		1.96		0.59		1.24	2.62
Less distributions from:
Net investment income	$0.03		0.07		—		0.01	0.01
Net realized gains on investments	$0.44		0.33		0.00	**	0.52	0.09
Total distributions	$0.47		0.40		0.00	**	0.53	0.10
Net asset value, end of year	$13.94		13.82		12.26		11.67	10.96
Total Return(1)%	4.11		16.20		5.06		11.41	31.07

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$4,304		4,560		3,134		2,417	805
Ratios to average net assets:
Gross expenses prior to expense waiver %	1.30		1.30		1.32		1.20	1.20
Net expenses after expense waiver(2)%	1.14		1.15		1.18		1.20	1.20
Net investment income after expense waiver(2)%	0.40		0.53		0.45		0.22	0.01
Portfolio turnover rate %	110		103		170		75	76

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2)	The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005.

See Accompanying Notes to Financial Statements

90

ING Capital Guardian U.S. Equities Portfolio
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV		Class I
	Year	December 29,	Year	April 28,
	Ended	2006(1) to	Ended	2006(1) to
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$12.43	12.43	12.43	12.93
Income (loss) from investment operations:
Net investment income (loss)	$0.02	(0.00)**	0.11	0.05
Net realized and unrealized gain (loss) on investments	$(0.04)	—	(0.05)	0.41
Total from investment operations	$(0.02)	(0.00)**	0.06	0.46
Less distributions from:
Net investment income	$0.10	—	0.10	0.09
Net realized gains on investments	$1.12	—	1.12	0.87
Total distributions	$1.22	—	1.22	0.96
Net asset value, end of period	$11.19	12.43	11.27	12.43
Total Return(2)%	(0.92)	—	(0.24)	4.09

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	1	1	1
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.50	1.50	0.75	0.75
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.35	1.35	0.75	0.75
Net expenses after expense waiver and after brokerage commission recapture(3)(4)%	1.34	1.34	0.74	0.74
Net investment income (loss) after expense waiver and brokerage commission recapture(3)(4)%	0.21	(1.34)	0.86	0.67
Portfolio turnover rate %	37	26	37	26

		Class S
		Year Ended December 31,
		2007	2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of year		$12.46	12.20		11.54		10.58	7.74
Income (loss) from investment operations:
Net investment income		$0.09	0.06	*	0.05	*	0.05	0.02
Net realized and unrealized gain (loss) on investments		$(0.05)	1.13		0.66		0.93	2.82
Total from investment operations		$0.04	1.19		0.71		0.98	2.84
Less distributions from:
Net investment income		$0.07	0.06		0.05		0.02	0.00	**
Net realized gains on investments		$1.12	0.87		—		—	—
Total distributions		$1.19	0.93		0.05		0.02	0.00	**
Net asset value, end of year		$11.31	12.46		12.20		11.54	10.58
Total Return(2)%		(0.43)	10.27		6.19		9.27	36.75

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$476,384	573,818		608,300		662,965	575,864
Ratios to average net assets:
Gross expenses prior to brokerage commission recapture	%	1.00	1.00		1.00		1.00	1.00
Net expenses after brokerage commission recapture	%	0.99	0.99		0.99		0.99	0.99
Net investment income after brokerage commission recapture	%	0.66	0.52		0.42		0.44	0.30
Portfolio turnover rate	%	37	26		33		23	21

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charge. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005 or more than ($0.005).

See Accompanying Notes to Financial Statements

91

ING Capital Guardian U.S. Equities Portfolio (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class S2
	Year Ended December 31,
	2007	2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$12.43	12.18		11.52		10.58	7.76
Income (loss) from investment operations:
Net investment income	$0.06 *	0.04	*	0.03	*	0.03	0.01
Net realized and unrealized gain (loss) on investments	$(0.04)	1.12		0.67		0.93	2.81
Total from investment operations	$0.02	1.16		0.70		0.96	2.82
Less distributions from:
Net investment income	$0.05	0.04		0.04		0.02	—
Net realized gains on investments	$1.12	0.87		—		—	—
Total distributions	$1.17	0.91		0.04		0.02	—
Net asset value, end of year	$11.28	12.43		12.18		11.52	10.58
Total Return(1)%	(0.62)	10.08		6.13		9.10	36.34

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$8,503	11,098		10,963		10,038	6,788
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture %	1.25	1.25		1.25		1.15	1.15
Net expenses after expense waiver and prior to brokerage commission recapture(2)%	1.15	1.15		1.15		1.15	1.15
Net expenses after expense waiver and brokerage commission recapture(2)%	1.14	1.14		1.14		1.14	1.14
Net investment income after expense waiver and brokerage commission recapture(2)%	0.50	0.37		0.27		0.31	0.13
Portfolio turnover rate %	37	26		33		23	21

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2)	The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

92

ING FMRsm Diversified Mid Cap Portfolio
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV		Class I
	Year	January 17,	Year				August 15,
	Ended	2006(1) to	Ended				2005(1) to
	December 31,	December 31,	December 31,				December 31,
	2007	2006	2007		2006		2005

Per Share Operating Performance:
Net asset value, beginning of period	$13.28	13.92	13.44		13.25		12.48
Income (loss) from investment operations:
Net investment income (loss)	$(0.04)	(0.02)	0.05	*	0.07	*	0.02 *
Net realized and unrealized gain on investments	$1.92	0.75	1.94		1.49		0.75
Total from investment operations	$1.88	0.73	1.99		1.56		0.77
Less distributions from:
Net investment income	$0.01	—	0.04		—		—
Net realized gains on investments	$0.06	1.37	0.06		1.37		—
Total distributions	$0.07	1.37	0.10		1.37		—
Net asset value, end of period	$15.09	13.28	15.33		13.44		13.25
Total Return(2)%	14.16	5.62	14.81		12.21		6.17

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$9,615	3,276	345,200		84,973		214
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.38	1.40	0.63		0.65		0.74
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.23	1.25	0.63		0.65		0.74
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	1.23	1.25	0.63		0.65		0.74
Net investment income (loss) after expense waiver and brokerage commission recapture(3)(4)%	(0.22)	(0.17)	0.36		0.50		0.34
Portfolio turnover rate %	147	160	147		160		186

		Class S
		Year Ended December 31,
		2007	2006	2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of year		$13.38	13.23	12.26		9.89	7.41
Income (loss) from investment operations:
Net investment income (loss)		$0.01	0.02	(0.01	)*	(0.03)	0.02
Net realized and unrealized gain on investments		$1.93	1.50	1.95		2.41	2.46
Total from investment operations		$1.94	1.52	1.94		2.38	2.48
Less distributions from:
Net investment income		$0.02	—	—		0.01	0.00	**
Net realized gains on investments		$0.06	1.37	0.97		—	—
Total distributions		$0.08	1.37	0.97		0.01	0.00	**
Net asset value, end of year		$15.24	13.38	13.23		12.26	9.89
Total Return(2)%		14.49	11.91	16.90		24.10	33.47

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$1,140,647	665,138	584,904		252,605	163,668
Ratios to average net assets:
Gross expenses prior to brokerage commission recapture	%	0.88	0.90	0.99		1.01	1.00
Net expenses after brokerage commission recapture	%	0.88	0.90	0.99		1.01	1.00
Net investment income (loss) after brokerage commission recapture	%	0.14	0.16	(0.06)		(0.30)	0.32
Portfolio turnover rate	%	147	160	186		151	93

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charge. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005 or more than $(0.005).

See Accompanying Notes to Financial Statements

93

ING FMRsm Diversified Mid Cap Portfolio (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class S2
	Year Ended December 31,
	2007	2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$13.32	13.19		12.24		9.90	7.43
Income (loss) from investment operations:
Net investment income (loss)	$(0.01)	0.00	**	(0.03	)*	(0.03)	0.01
Net realized and unrealized gain on investments	$1.91	1.50		1.95		2.39	2.46
Total from investment operations	$1.90	1.50		1.92		2.36	2.47
Less distributions from:
Net investment income	$0.00 **	—		—		0.02	—
Net realized gains on investments	$0.06	1.37		0.97		—	—
Total distributions	$0.06	1.37		0.97		0.02	—
Net asset value, end of year	$15.16	13.32		13.19		12.24	9.90
Total Return(1)%	14.28	11.79		16.76		23.83	33.24

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$59,534	42,398		30,511		9,814	3,752
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture %	1.13	1.15		1.24		1.16	1.15
Net expenses after expense waiver and prior to brokerage commission recapture(2)%	1.03	1.05		1.14		1.16	1.15
Net expenses after expense waiver and brokerage commission recapture(2)%	1.03	1.05		1.14		1.16	1.15
Net investment income (loss) after expense waiver and brokerage commission recapture(2)%	(0.02)	0.02		(0.20)		(0.45)	0.17
Portfolio turnover rate %	147	160		186		151	93

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2)	The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005.

See Accompanying Notes to Financial Statements

94

ING FMRsm Large Cap Growth Portfolio
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV		Class I
	Year	June 2,				April 29,
	Ended	2006(1) to	Year Ended			2005(1) to
	December 31,	December 31,	December 31,			December 31,
	2007	2006	2007	2006		2005

Per Share Operating Performance:
Net asset value, beginning of period	$10.82	10.26	10.89	10.60		10.00
Income (loss) from investment operations:
Net investment income (loss)	$(0.01)	(0.03)*	0.06	0.02		0.07 *
Net realized and unrealized gain on investments	$0.36	0.60	0.35	0.28		0.57
Total from investment operations	$0.35	0.57	0.41	0.30		0.64
Less distributions from:
Net investment income	$0.01	0.00 **	0.02	0.00	**	0.02
Net realized gains on investments	$—	0.01	—	0.01		0.02
Total distributions	$0.01	0.01	0.02	0.01		0.04
Net asset value, end of period	$11.16	10.82	11.28	10.89		10.60
Total Return(2)%	3.19	5.54	3.81	2.81		6.41

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$7	4	409,652	471,673		141,848
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	1.47	1.46	0.72	0.71		0.73
Net expenses after expense waiver(3)(4)(5)%	1.28	1.28	0.68	0.68		0.73
Net investment income (loss) after expense waiver(3)(4)(5)%	(0.06)	(0.45)	0.45	0.30		0.53
Portfolio turnover rate %	251	322	251	322		139

	Class S
				May 4,
	Year Ended			2005(1) to
	December 31,			December 31,
	2007		2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$10.85		10.59	10.12
Income from investment operations:
Net investment income	$0.03		—	0.02 *
Net realized and unrealized gain on investments	$0.35		0.27	0.48
Total from investment operations	$0.38		0.27	0.50
Less distributions from:
Net investment income	$0.00	**	—	0.01
Net realized gains on investments	$—		0.01	0.02
Total distributions	$0.00	**	0.01	0.03
Net asset value, end of period	$11.23		10.85	10.59
Total Return(2)%	3.54		2.53	5.00

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$161,329		185,725	9,662
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	0.97		0.96	0.98
Net expenses after expense waiver(3)(5)%	0.93		0.93	0.98
Net investment income after expense waiver(3)(5)%	0.21		0.04	0.27
Portfolio turnover rate %	251		322	139

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

(5)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005.

See Accompanying Notes to Financial Statements

95

ING FMRsm Mid Cap Growth Portfolio
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
						May 1,
	Year Ended					2003(1) to
	December 31,					December 31,
	2007	2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$12.65	12.07		11.68	10.13	7.79
Income (loss) from investment operations:
Net investment income (loss)	$0.03	(0.00	)*	(0.01)	(0.03)	(0.02)
Net realized and unrealized gain on investments	$0.17	0.58		0.40	1.58	2.36
Total from investment operations	$0.20	0.58		0.39	1.55	2.34
Net asset value, end of period	$12.85	12.65		12.07	11.68	10.13
Total Return(2)%	1.58	4.81		3.34	15.30	30.04

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$5,215	6,456		9,187	4,953	3,396
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	0.64	0.64		0.64	0.64	0.65
Net expenses after expense waiver and prior to brokerage commission recapture(3)%	0.64	0.63		0.63	0.64	0.65
Net expenses after expense waiver and brokerage commission recapture(3)%	0.64	0.62		0.60	0.62	0.61
Net investment income (loss) after expense waiver and brokerage commission recapture(3)(4)%	0.20	(0.03)		(0.11)	(0.32)	(0.18)
Portfolio turnover rate %	202	211		79	80	95

		Class S
		Year Ended December 31,
		2007	2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year		$12.53	11.98	11.62	10.10	7.26
Income (loss) from investment operations:
Net investment loss		$(0.01)	(0.04)	(0.04)	(0.07)	(0.03)
Net realized and unrealized gain on investments		$0.17	0.59	0.40	1.59	2.87
Total from investment operations		$0.16	0.55	0.36	1.52	2.84
Net asset value, end of year		$12.69	12.53	11.98	11.62	10.10
Total Return(2)%		1.28	4.59	3.10	15.05	39.12

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$423,775	532,944	630,058	764,301	743,049
Ratios to average net assets:
Gross expenses prior to brokerage commission recapture	%	0.89	0.89	0.89	0.89	0.90
Net expenses prior to brokerage commission recapture	%	0.89	0.88	0.88	0.89	0.90
Net expenses after brokerage commission recapture	%	0.89	0.87	0.85	0.87	0.86
Net investment loss after expense waiver and brokerage commission recapture	%	(0.06)	(0.28)	(0.38)	(0.58)	(0.41)
Portfolio turnover rate	%	202	211	79	80	95

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

*	Amount is more than $(0.005).

See Accompanying Notes to Financial Statements

96

ING FMRsm Mid Cap Growth Portfolio (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class S2
	Year Ended December 31,
	2007	2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$12.46	11.93	11.59	10.09	7.26
Income (loss) from investment operations:
Net investment loss	$(0.03)	(0.05)	(0.06)	(0.06)	(0.05	)*
Net realized and unrealized gain on investments	$0.16	0.58	0.40	1.56	2.88
Total from investment operations	$0.13	0.53	0.34	1.50	2.83
Net asset value, end of year	$12.59	12.46	11.93	11.59	10.09
Total Return(1)%	1.04	4.44	2.93	14.87	38.98

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$17,927	19,714	19,169	17,124	9,620
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture %	1.14	1.14	1.14	1.04	1.05
Net expenses after expense waiver and prior to brokerage commission recapture(2)%	1.04	1.03	1.04	1.04	1.05
Net expenses after expense waiver and brokerage commission recapture(2)%	1.04	1.02	1.00	1.02	1.01
Net investment loss after expense waiver and brokerage commission recapture(2)%	(0.20)	(0.42)	(0.53)	(0.71)	(0.59)
Portfolio turnover rate %	202	211	79	80	95

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2)	The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

97

ING Franklin Income Portfolio
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV		Class I
	Year	December 29,	Year	April 28,
	Ended	2006(1) to	Ended	2006(1) to
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$11.02	11.02	11.05	10.00
Income (loss) from investment operations:
Net investment income (loss)	$0.55	(0.00)**	0.67 *	0.35 *
Net realized and unrealized gain (loss) on investments	$(0.31)	—	(0.35)	0.70
Total from investment operations	$0.24	(0.00)**	0.32	1.05
Less distributions from:
Net investment income	$0.12	—	0.12	—
Net realized gains on investments	$0.02	—	0.02	—
Total distributions	$0.14	—	0.14	—
Net asset value, end of period	$11.12	11.02	11.23	11.05
Total Return(2)%	2.17	—	2.89	10.50

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	1	197,597	25,465
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	1.53	1.55	0.78	0.80
Net expenses after expense waiver(3)(4)(5)%	1.34	1.34	0.74	0.74
Net investment income (loss) after expense waiver(3)(4)(5)%	5.03	(1.34)	5.90	5.01
Portfolio turnover rate %	30	9	30	9

	Class S		Class S2
	Year	April 28,	Year	May 3,
	Ended	2006(1) to	Ended	2006(1) to
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$11.03	10.00	11.02	9.99
Income (loss) from investment operations:
Net investment income	$0.62 *	0.35 *	0.60 *	0.33 *
Net realized and unrealized gain (loss) on investments	$(0.32)	0.68	(0.31)	0.70
Total from investment operations	$0.30	1.03	0.29	1.03
Less distributions from:
Net investment income	$0.12	—	0.12	—
Net realized gains on investments	$0.02	—	0.02	—
Total distributions	$0.14	—	0.14	—
Net asset value, end of period	$11.19	11.03	11.17	11.02
Total Return(2)%	2.66	10.30	2.56	10.31

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$372,497	177,754	9,017	2,917
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	1.03	1.05	1.28	1.30
Net expenses after expense waiver(3)(4)(5)%	0.99	0.99	1.14	1.14
Net investment income after expense waiver(3)(4)(5)%	5.44	4.82	5.32	4.57
Portfolio turnover rate %	30	9	30	9

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Distributor has contractually agreed to waive 0.15% and 0.10% of the average daily net assets attributable to Class ADV and S2 shares, respectively, of the Portfolio related to the distribution fees. The expense waivers will continue through at least May 1, 2008. There is no guarantee that these waivers will continue after this date.

(5)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is more than ($0.005).

See Accompanying Notes to Financial Statements

98

ING Franklin Mutual Shares Portfolio
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV	Class I
	April 30,	April 30,
	2007(1) to	2007(1) to
	December 31,	December 31,
	2007	2007

Per Share Operating Performance:
Net asset value, beginning of period	$10.00	10.00
Income (loss) from investment operations:
Net investment income	$0.07 *	0.10 *
Net realized and unrealized loss on investments	$(0.44)	(0.42)
Total from investment operations	$(0.37)	(0.32)
Less distributions from:
Net investment income	$—	0.01
Net realized gains on investments	$0.00 **	—
Total distributions	$0.00 **	0.01
Net asset value, end of period	$9.63	9.67
Total Return(2)%	(3.67)	(3.19)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	175,811
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	1.53	0.78
Net expenses after expense waiver(3)(4)%	1.38	0.78
Net investment income after expense waiver(3)(4)%	0.98	1.48
Portfolio turnover rate %	17	17

Class S
April 30,
2007(1) to
December 31,
2007

Per Share Operating Performance:
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	$0.05 *
Net realized and unrealized loss on investments	$(0.39)
Total from investment operations	$(0.34)
Less distributions from:
Net realized gains on investments	$0.00 **
Total distributions	$0.00 **
Net asset value, end of period	$9.66
Total Return(2)%	(3.37)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$217,507
Ratios to average net assets:
Expenses(3)%	1.03
Net investment income(3)%	0.81
Portfolio turnover rate %	17

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005.

See Accompanying Notes to Financial Statements

99

ING Lord Abbett Affiliated Portfolio
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV
	Year	April 28,
	Ended	2006(1) to
	December 31,	December 31,
	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$12.51	12.92
Income from investment operations:
Net investment income	$0.09	0.08 *
Net realized and unrealized gain on investments	$0.38	0.82
Total from investment operations	$0.47	0.90
Less distributions from:
Net investment income	$0.19	0.16
Net realized gains on investment	$0.31	1.15
Total distributions	$0.50	1.31
Net asset value, end of period	$12.48	12.51
Total Return(2)%	3.67	7.95

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	1
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.50	1.50
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.35	1.35
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	1.34	1.34
Net investment income after expense waiver and brokerage commission recapture(3)(4)%	0.72	1.00
Portfolio turnover rate %	131	48

	Class I
									June 24,
									2003(1) to
	Year Ended December 31,								December 31,
	2007		2006		2005		2004		2003

Per Share Operating Performance:
Net asset value, beginning of period	$12.68		11.98		11.50		10.51		9.17
Income from investment operations:
Net investment income	$0.16	*	0.19	*	0.16	*	0.13	*	0.04
Net realized and unrealized gain on investments	$0.40		1.82		0.49		0.95		1.32
Total from investment operations	$0.56		2.01		0.65		1.08		1.36
Less distributions from:
Net investment income	$0.25		0.16		0.17		0.09		0.02
Net realized gains on investment	$0.31		1.15		—		—		—
Total distributions	$0.56		1.31		0.17		0.09		0.02
Net asset value, end of period	$12.68		12.68		11.98		11.50		10.51
Total Return(2)%	4.35		17.92		5.73		10.26		14.89

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$142,519		91,058		1,270		1,286		250
Ratios to average net assets:
Gross expenses prior to brokerage commission recapture(3)%	0.75		0.75		0.75		0.75		0.75
Net expenses after brokerage commission recapture(3)%	0.74		0.74		0.75		0.75		0.75
Net investment income after brokerage commission recapture(3)%	1.25		1.56		1.36		1.65		1.44
Portfolio turnover rate %	131		48		141		36		40

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

100

ING Lord Abbett Affiliated Portfolio (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

		Class S
		Year Ended December 31,
		2007		2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of year		$12.67		11.96		11.48		10.51	8.02
Income from investment operations:
Net investment income		$0.14	*	0.15	*	0.13	*	0.14	0.10
Net realized and unrealized gain on investments		$0.40		1.82		0.49		0.90	2.41
Total from investment operations		$0.54		1.97		0.62		1.04	2.51
Less distributions from:
Net investment income		$0.22		0.11		0.14		0.07	0.02
Net realized gains on investments		$0.31		1.15		—		—	—
Total distributions		$0.53		1.26		0.14		0.07	0.02
Net asset value, end of year		$12.68		12.67		11.96		11.48	10.51
Total Return(1)%		4.15		17.60		5.48		9.92	31.25

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$127,090		161,230		176,644		210,577	139,825
Ratios to average net assets:
Gross expenses prior to brokerage commission recapture	%	1.00		1.00		1.00		1.00	1.00
Net expenses after brokerage commission recapture	%	0.99		0.99		1.00		1.00	1.00
Net investment income after brokerage commission recapture	%	1.07		1.25		1.10		1.34	1.24
Portfolio turnover rate	%	131		48		141		36	40

	Class S2
	Year Ended December 31,
	2007		2006		2005		2004		2003

Per Share Operating Performance:
Net asset value, beginning of period	$12.61		11.94		11.47		10.52		8.03
Income from investment operations:
Net investment income	$0.12	*	0.14	*	0.11	*	0.13	*	0.08
Net realized and unrealized gain on investments	$0.40		1.79		0.50		0.89		2.42
Total from investment operations	$0.52		1.93		0.61		1.02		2.50
Less distributions from:
Net investment income	$0.21		0.11		0.14		0.07		0.01
Net realized gains on investments	$0.31		1.15		—		—		—
Total distributions	$0.52		1.26		0.14		0.07		0.01
Net asset value, end of period	$12.61		12.61		11.94		11.47		10.52
Total Return(1)%	4.03		17.31		5.41		9.73		31.11

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,429		3,688		2,803		1,917		1,015
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture %	1.25		1.25		1.25		1.15		1.15
Net expenses after expense waiver and prior to brokerage commission recapture(2)%	1.15		1.15		1.15		1.15		1.15
Net expenses after expense waiver and brokerage commission recapture(2)%	1.14		1.14		1.15		1.15		1.15
Net investment income after expense waiver and brokerage commission recapture(2)%	0.91		1.12		0.94		1.22		1.07
Portfolio turnover rate %	131		48		141		36		40

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2)	The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

101

ING T. Rowe Price Capital Appreciation Portfolio
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV
								December 16,
								2003(1) to
	Year Ended December 31,							December 31,
	2007	2006		2005		2004		2003

Per Share Operating Performance
Net asset value, beginning of period	$26.11	24.86		24.37		21.34		20.75
Income from investment operations:
Net investment income	$0.50	0.45	*	0.31	*	0.34	*	0.01
Net realized and unrealized gain on investments	$0.67	2.88		1.41		3.13		0.68
Total from investment operations	$1.17	3.33		1.72		3.47		0.69
Less distributions:
Net investment income	$0.46	0.40		0.36		0.28		0.08
Net realized gains on investments	$2.70	1.68		0.87		0.16		0.02
Total distributions	$3.16	2.08		1.23		0.44		0.10
Net asset value, end of period	$24.12	26.11		24.86		24.37		21.34
Total Return(2)%	4.05	14.25		7.33		16.28		3.72

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$62,600	70,012		48,910		12,693		42
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.39	1.40		1.40		1.26		1.29
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.24	1.25		1.25		1.26		1.29
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	1.24	1.24		1.25		1.25		1.28
Net investment income after expense waiver and brokerage commission recapture(3)(4)%	1.91	1.81		1.16		1.49		2.72
Portfolio turnover rate %	60	58		23		21		12

	Class I
								May 2,
								2003(1) to
	Year Ended December 31,							December 31,
	2007		2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$26.64		25.17		24.52		21.35	17.61
Income from investment operations:
Net investment income	$0.66	*	0.61	*	0.43	*	0.31	0.20
Net realized and unrealized gain on investments	$0.70		2.93		1.46		3.30	3.65
Total from investment operations	$1.36		3.54		1.89		3.61	3.85
Less distributions from:
Net investment income	$0.56		0.39		0.37		0.28	0.09
Net realized gains on investments	$2.70		1.68		0.87		0.16	0.02
Total distributions	$3.26		2.07		1.24		0.44	0.11
Net asset value, end of period	$24.74		26.64		25.17		24.52	21.35
Total Return(2)%	4.69		14.91		8.03		16.93	21.92

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$187,709		111,625		76,428		56,649	34,659
Ratios to average net assets:
Gross expenses prior to brokerage commission recapture(3)%	0.64		0.65		0.65		0.67	0.69
Net expenses after brokerage commission recapture(3)%	0.64		0.64		0.65		0.65	0.68
Net investment income after brokerage commission recapture(3)%	2.52		2.40		1.75		2.04	2.00
Portfolio turnover rate %	60		58		23		21	12

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

102

ING T. Rowe Price Capital Appreciation Portfolio (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

		Class S
		Year Ended December 31,
		2007		2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of year		$26.61		25.13		24.50		21.36	17.13
Income from investment operations:
Net investment income		$0.59	*	0.55	*	0.37	*	0.32	0.26
Net realized and unrealized gain on investments		$0.69		2.92		1.46		3.22	4.06
Total from investment operations		$1.28		3.47		1.83		3.54	4.32
Less distributions from:
Net investment income		$0.50		0.31		0.33		0.24	0.07
Net realized gains on investments		$2.70		1.68		0.87		0.16	0.02
Total distributions		$3.20		1.99		1.20		0.40	0.09
Net asset value, end of year		$24.69		26.61		25.13		24.50	21.36
Total Return(1)%		4.39		14.64		7.74		16.61	25.23

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$3,159,850		2,843,235		2,318,302		1,917,252	1,413,027
Ratios to average net assets:
Gross expenses prior to brokerage commission recapture	%	0.89		0.90		0.90		0.92	0.94
Net expenses after brokerage commission recapture	%	0.89		0.89		0.90		0.90	0.93
Net investment income after brokerage commission recapture	%	2.26		2.15		1.50		1.76	1.73
Portfolio turnover rate	%	60		58		23		21	12

		Class S2
		Year Ended December 31,
		2007		2006		2005		2004		2003

Per Share Operating Performance:
Net asset value, beginning of year		$26.46		25.03		24.44		21.35		17.15
Income (loss) from investment operations:
Net investment income		$0.55	*	0.51	*	0.34	*	0.39	*	0.28	*
Net realized and unrealized gain (loss) on investments		$0.69		2.90		1.45		3.12		4.00
Total from investment operations		$1.24		3.41		1.79		3.51		4.28
Less distributions from:
Net investment income		$0.46		0.30		0.33		0.26		0.06
Net realized gains on investments		$2.70		1.68		0.87		0.16		0.02
Total distributions		$3.16		1.98		1.20		0.42		0.08
Net asset value, end of year		$24.54		26.46		25.03		24.44		21.35
Total Return(1)%		4.27		14.45		7.59		16.48		24.96

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$113,774		115,617		91,510		55,360		20,123
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture	%	1.14		1.15		1.15		1.07		1.09
Net expenses after expense waiver and prior to brokerage commission recapture(2)%		1.04		1.05		1.05		1.05		1.08
Net expenses after expense waiver and brokerage commission recapture(2)%		1.04		1.04		1.05		1.05		1.08
Net investment income after expense waiver and brokerage commission recapture	%	2.10		2.00		1.35		1.72		1.62
Portfolio turnover rate	%	60		58		23		21		12

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2)	The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

103

ING T. Rowe Price Equity Income Portfolio
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV
							January 15,
	Year Ended						2004(1) to
	December 31,						December 31,
	2007		2006		2005		2004

Per Share Operating Performance
Net asset value, beginning of period	$15.28		13.65		13.68		12.35
Income from investment operations:
Net investment income	$0.21	*	0.18	*	0.17	*	0.16 *
Net realized and unrealized gain on investments	$0.24		2.27		0.29		1.37
Total from investment operations	$0.45		2.45		0.46		1.53
Less distributions:
Net investment income	$0.16		0.20		0.17		0.13
Net realized gains on investments	$0.57		0.62		0.32		0.07
Total distributions	$0.73		0.82		0.49		0.20
Net asset value, end of period	$15.00		15.28		13.65		13.68
Total Return(2)%	2.71		18.66		3.55		12.41

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$24,913		31,856		20,692		3,581
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.39		1.40		1.40		1.27
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.24		1.24		1.25		1.27
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	1.24		1.24		1.25		1.26
Net investment income after expense waiver and brokerage commission recapture(3)(4)%	1.35		1.23		1.21		1.34
Portfolio turnover rate %	27		19		18		16

	Class I
								May 2,
								2003(1) to
	Year Ended December 31,							December 31,
	2007		2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$15.52		13.80		13.76		12.13	9.91
Income from investment operations:
Net investment income	$0.31	*	0.26	*	0.25	*	0.22	0.08
Net realized and unrealized gain on investments	$0.25		2.31		0.29		1.61	2.19
Total from investment operations	$0.56		2.57		0.54		1.83	2.27
Less distributions from:
Net investment income	$0.25		0.23		0.18		0.13	0.04
Net realized gains on investments	$0.57		0.62		0.32		0.07	0.01
Total distributions	$0.82		0.85		0.50		0.20	0.05
Net asset value, end of period	$15.26		15.52		13.80		13.76	12.13
Total Return(2)%	3.34		19.42		4.12		15.11	22.99

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$135,616		31,382		45,227		10,643	2,762
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	0.64		0.65		0.65		0.67	0.69
Net expenses prior to expense waiver and brokerage commission recapture(3)%	0.64		0.64		0.65		0.67	0.69
Net expenses after expense waiver and brokerage commission recapture(3)%	0.64		0.64		0.65		0.66	0.68
Net investment income after expense waiver and brokerage commission recapture(3)%	2.00		1.84		1.92		1.84	1.99
Portfolio turnover rate %	27		19		18		16	12

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

104

ING T. Rowe Price Equity Income Portfolio (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

		Class S
		Year Ended December 31,
		2007		2006	2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of year		$15.49		13.78	13.74		12.12	9.72
Income from investment operations:
Net investment income		$0.27	*	0.23	0.21	*	0.19	0.17
Net realized and unrealized gain on investments		$0.25		2.30	0.31		1.61	2.27
Total from investment operations		$0.52		2.53	0.52		1.80	2.44
Less distributions from:
Net investment income		$0.22		0.20	0.16		0.11	0.03
Net realized gains on investments		$0.57		0.62	0.32		0.07	0.01
Total distributions		$0.79		0.82	0.48		0.18	0.04
Net asset value, end of year		$15.22		15.49	13.78		13.74	12.12
Total Return(1)%		3.06		19.09	3.92		14.89	25.16

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$1,192,368		1,244,743	1,067,106		978,340	658,866
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture	%	0.89		0.90	0.90		0.92	0.94
Net expenses prior to expense waiver and brokerage commission recapture	%	0.89		0.89	0.90		0.92	0.94
Net expenses after expense waiver and brokerage commission recapture	%	0.89		0.89	0.90		0.91	0.93
Net investment income after expense waiver and brokerage commission recapture	%	1.70		1.58	1.53		1.52	1.68
Portfolio turnover rate	%	27		19	18		16	12

	Class S2
	Year Ended December 31,
	2007		2006		2005		2004		2003

Per Share Operating Performance:
Net asset value, beginning of year	$15.40		13.72		13.70		12.12		9.72
Income from investment operations:
Net investment income	$0.24	*	0.21	*	0.19	*	0.17	*	0.16
Net realized and unrealized gain on investments	$0.26		2.29		0.30		1.60		2.27
Total from investment operations	$0.50		2.50		0.49		1.77		2.43
Less distributions from:
Net investment income	$0.21		0.20		0.15		0.12		0.02
Net realized gains on investments	$0.57		0.62		0.32		0.07		0.01
Total distributions	$0.78		0.82		0.47		0.19		0.03
Net asset value, end of year	$15.12		15.40		13.72		13.70		12.12
Total Return(1)%	2.95		18.93		3.75		14.61		25.10

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$69,427		61,853		38,469		23,759		11,362
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture %	1.14		1.15		1.15		1.07		1.09
Net expenses after expense waiver and prior to brokerage commission recapture(2)%	1.04		1.04		1.05		1.07		1.09
Net expenses after expense waiver and brokerage commission recapture(2)%	1.04		1.04		1.05		1.06		1.08
Net investment income after expense waiver and brokerage commission recapture(2)%	1.56		1.43		1.41		1.40		1.58
Portfolio turnover rate %	27		19		18		16		12

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2)	The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

105

ING Templeton Global Growth Portfolio
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV		Class I
	Year	December 29,	Year	April 28,
	Ended	2006(1) to	Ended	2006(1) to
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$14.39	14.39	14.47	14.83
Income (loss) from investment operations:
Net investment income (loss)	$0.13 *	(0.00)**	0.12 *	0.15 *
Net realized and unrealized gain (loss) on investments	$0.19	—	0.30	1.37
Total from investment operations	$0.32	(0.00)**	0.42	1.52
Less distributions from:
Net investment income	$0.18	—	0.18	0.17
Net realized gains on investments	$0.33	—	0.33	1.71
Total distributions	$0.51	—	0.51	1.88
Net asset value, end of period	$14.20	14.39	14.38	14.47
Total Return(2)%	2.01	—	2.69	12.03

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	1	177,447	1
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.66	1.68	0.90	0.93
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)	$1.50	1.53	0.90	0.93
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	1.50	1.53	0.90	0.93
Net investment income (loss) after expense waiver and brokerage commission recapture(3)(4)%	0.89	(1.53)	0.82	1.58
Portfolio turnover rate %	23	20	23	20

		Class S
		Year Ended December 31,
		2007		2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year		$14.49		13.61	12.48	11.30	8.29
Income from investment operations:
Net investment income		$0.18	*	0.17	0.09	0.05	0.03
Net realized and unrealized gain on investments		$0.20		2.56	1.13	1.19	2.98
Total from investment operations		$0.38		2.73	1.22	1.24	3.01
Less distributions from:
Net investment income		$0.15		0.14	0.09	0.06	—
Net realized gains on investments		$0.33		1.71	—	—	—
Total distributions		$0.48		1.85	0.09	0.06	—
Net asset value, end of year		$14.39		14.49	13.61	12.48	11.30
Total Return(2)%		2.41		21.92	9.88	10.95	36.31

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$466,444		478,331	380,403	389,945	358,796
Ratios to average net assets:
Gross expenses prior to brokerage commission recapture	%	1.15		1.18	1.22	1.26	1.26
Net expenses after brokerage commission recapture	%	1.15		1.17	1.22	1.26	1.25
Net investment income after brokerage commission recapture	%	1.22		1.28	0.67	0.45	0.38
Portfolio turnover rate	%	23		20	109	28	23

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is more than $(0.005).

See Accompanying Notes to Financial Statements

106

ING Templeton Global Growth Portfolio (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class S2
	Year Ended December 31,
	2007	2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$14.39	13.54	12.43	11.30	8.29
Income from investment operations:
Net investment income	$0.17	0.14	0.06	0.02	0.02
Net realized and unrealized gain on investments	$0.19	2.55	1.14	1.18	2.99
Total from investment operations	$0.36	2.69	1.20	1.20	3.01
Less distributions from:
Net investment income	$0.13	0.13	0.09	0.07	—
Net realized gains on investments	$0.33	1.71	—	—	—
Total distributions	$0.46	1.84	0.09	0.07	—
Net asset value, end of year	$14.29	14.39	13.54	12.43	11.30
Total Return(1)%	2.31	21.71	9.78	10.64	36.31

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$8,171	8,480	6,469	4,770	2,081
Ratio to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture %	1.40	1.43	1.47	1.41	1.41
Net expenses after expense waiver and prior to brokerage commission recapture(2)%	1.30	1.33	1.37	1.41	1.41
Net expenses after expense waiver and brokerage commission recapture(2)%	1.30	1.32	1.37	1.41	1.40
Net investment income after expense waiver and brokerage commission recapture(2)%	1.08	1.11	0.49	0.21	0.23
Portfolio turnover rate %	23	20	109	28	23

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2)	The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

See Accompanying Notes to Financial Statements

107

ING UBS U.S. Allocation Portfolio
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

		Class S
		Year Ended December 31,
		2007		2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of year		$10.97		10.02		9.53		8.65	7.33
Income from investment operations:
Net investment income		$0.19	*	0.17	*	0.13	*	0.11	0.09
Net realized and unrealized gain on investments		$0.06		0.92		0.49		0.83	1.23
Total from investment operations		$0.25		1.09		0.62		0.94	1.32
Less distributions from:
Net investment income		$0.23		0.14		0.13		0.06	0.00	**
Net realized gains on investments		$0.85		—		—		—	—
Total distributions		$1.08		0.14		0.13		0.06	0.00	**
Net asset value, end of year		$10.14		10.97		10.02		9.53	8.65
Total Return(2)%		1.84		11.02		6.52		10.93	18.02

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$91,311		111,921		124,059		102,356	68,691
Ratio to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture	%	0.95		0.98		1.00		1.01	1.01
Net expenses after expense waiver and prior to brokerage commission recapture	%	0.93		0.96		0.98		1.01	1.01
Net expenses after expense waiver and brokerage commission recapture	%	0.92		0.95		0.97		1.01	1.01
Net investment income after expense waiver and brokerage commission recapture	%	1.75		1.67		1.33		1.65	1.38
Portfolio turnover rate	%	70		79		104		106	203

	Class S2
								June 3,
	Year Ended							2003(1) to
	December 31,							December 31,
	2007		2006	2005		2004		2003

Per Share Operating Performance:
Net asset value, beginning of period	$10.92		9.98	9.51		8.65		7.88
Income from investment operations:
Net investment income	$0.17	*	0.15	0.11	*	0.14	*	0.02
Net realized and unrealized gain on investments	$0.06		0.92	0.49		0.79		0.75
Total from investment operations	$0.23		1.07	0.60		0.93		0.77
Less distributions from:
Net investment income	$0.21		0.13	0.13		0.07		0.00 **
Net realized gains on investments	$0.85		—	—		—		—
Total distributions	$1.06		0.13	0.13		0.07		0.00 **
Net asset value, end of period	$10.09		10.92	9.98		9.51		8.65
Total Return(2)%	1.73		10.88	6.34		10.81		9.77

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$4,574		5,336	4,708		3,174		963
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.20		1.23	1.25		1.16		1.16
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.08		1.11	1.13		1.16		1.16
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	1.07		1.10	1.12		1.16		1.16
Net investment income after expense waiver and brokerage commission recapture(3)(4)%	1.60		1.53	1.18		1.53		1.39
Portfolio turnover rate %	70		79	104		106		203

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005.

See Accompanying Notes to Financial Statements

108

ING Van Kampen Capital Growth Portfolio
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV		Class I
	Year	December 29,					May 6,
	Ended	2006(1) to	Year Ended				2004(1) to
	December 31,	December 31,	December 31,				December 31,
	2007	2006	2007	2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$11.83	11.83	11.94	11.85		10.32	9.71
Income (loss) from investment operations:
Net investment income (loss)	$(0.01)	(0.00)**	0.07	0.00	**	0.01	0.04
Net realized and unrealized gain on investments	$2.51	—	2.46	0.49		1.58	0.62
Total from investment operations	$2.50	(0.00)**	2.53	0.49		1.59	0.66
Less distributions from:
Net investment income	$—	—	—	—		0.06	0.00 **
Net realized gains on investments	$0.44	—	0.44	0.40		—	0.05
Total distributions	$0.44	—	0.44	0.40		0.06	0.05
Net asset value, end of period	$13.89	11.83	14.03	11.94		11.85	10.32
Total Return(2)%	21.46	—	21.52	4.31		15.45	6.80

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	1	33,695	35,555		42,210	42,752
Ratios of average net assets:
Gross expenses prior to expense waiver(3)%	1.40	1.40	0.65	0.65		0.68	0.65
Net expenses after expense waiver(3)(4)%	1.17	1.23	0.57	0.63		0.66	0.65
Net investment income (loss) after expense waiver(3)(4)%	(0.08)	(1.23)	0.51	0.01		0.08	1.04
Portfolio turnover rate %	56	59	56	59		84	170

		Class S
		Year Ended December 31,
		2007	2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year		$11.88	11.82	10.31	9.65	7.89
Income (loss) from investment operations:
Net investment income (loss)		$0.04	(0.03)	(0.02)	0.04	0.01
Net realized and unrealized gain on investments		$2.45	0.49	1.57	0.67	1.85
Total from investment operations		$2.49	0.46	1.55	0.71	1.86
Less distributions from:
Net investment income		$—	—	0.04	—	0.00	**
Net realized gains on investments		$0.44	0.40	—	0.05	0.10
Total distributions		$0.44	0.40	0.04	0.05	0.10
Net asset value, end of year		$13.93	11.88	11.82	10.31	9.65
Total Return(2)%		21.29	4.06	15.04	7.34	23.65

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$55,531	57,207	61,289	40,272	29,803
Ratios to average net assets:
Gross expenses prior to expense waiver	%	0.90	0.90	0.93	0.90	1.02
Net expenses after expense waiver	%	0.82	0.88	0.91	0.90	1.02
Net investment income (loss) after expense waiver	%	0.26	(0.24)	(0.16)	0.44	0.06
Portfolio turnover rate	%	56	59	84	170	120

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005 or more than $(0.005).

See Accompanying Notes to Financial Statements

109

ING Van Kampen Capital Growth Portfolio (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class S2
	Year Ended December 31,
	2007	2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$11.83	11.79	10.28	9.65	7.89
Income (loss) from investment operations:
Net investment income (loss)	$0.02	(0.05)	(0.03)	0.03	(0.01)
Net realized and unrealized gain on investments	$2.43	0.49	1.57	0.65	1.87
Total from investment operations	$2.45	0.44	1.54	0.68	1.86
Less distributions from:
Net investment income	$—	—	0.03	—	—
Net realized gains on investments	$0.44	0.40	—	0.05	0.10
Total distributions	$0.44	0.40	0.03	0.05	0.10
Net asset value, end of year	$13.84	11.83	11.79	10.28	9.65
Total Return(1)%	21.03	3.90	14.99	7.03	23.63

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$14,459	13,403	12,816	9,790	5,893
Ratios to average net assets:
Gross expenses prior to expense waiver %	1.15	1.15	1.08	1.05	1.17
Net expenses after expense waiver(2)%	0.97	1.03	1.06	1.05	1.17
Net investment income (loss) after expense waiver(2)%	0.12	(0.39)	(0.30)	0.33	(0.10)
Portfolio turnover rate %	56	59	84	170	120

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2)	The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

See Accompanying Notes to Financial Statements

110

ING Van Kampen Global Franchise Portfolio
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV		Class I
	Year	December 29,	Year	April 28,
	Ended	2006(1) to	Ended	2006(1) to
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$15.85	15.85	15.90	15.08
Income (loss) from investment operations:
Net investment income (loss)	$0.23	(0.00)**	0.35	0.11 *
Net realized and unrealized gain on investments	$1.21	—	1.22	1.56
Total from investment operations	$1.44	(0.00)**	1.57	1.67
Less distributions from:
Net investment income	$—	—	—	0.29
Net realized gains on investments	$0.49	—	0.49	0.56
Total distributions	$0.49	—	0.49	0.85
Net asset value, end of period	$16.80	15.85	16.98	15.90
Total Return(2)%	9.11	—	9.91	11.75

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	1	1	1
Ratios to average net assets:
Gross expenses before expense waiver(3)%	1.71	1.73	0.96	0.98
Net expenses after expense waiver(3)(4)%	1.56	1.58	0.96	0.98
Net investment income (loss) after expense waiver(3)(4)%	1.44	(1.58)	2.12	1.08
Portfolio turnover rate %	26	16	26	16

		Class S
		Year Ended December 31,
		2007	2006	2005		2004		2003

Per Share Operating Performance:
Net asset value, beginning of year		$15.92	13.88	12.63		11.21		8.93
Income from investment operations:
Net investment income		$0.31	0.19	0.18	*	0.13	*	0.09
Net realized and unrealized gain on investments		$1.23	2.67	1.24		1.29		2.25
Total from investment operations		$1.54	2.86	1.42		1.42		2.34
Less distributions from:
Net investment income		$—	0.26	0.03		—		—
Net realized gains on investments		$0.49	0.56	0.14		—		0.00	**
Return of capital		$—	—	—		—		0.06
Total distributions		$0.49	0.82	0.17		—		0.06
Net asset value, end of year		$16.97	15.92	13.88		12.63		11.21
Total Return(2)%		9.71	21.33	11.30		12.67		26.24

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$345,262	310,365	214,349		117,026		58,098
Ratios to average net assets:
Expenses	%	1.21	1.23	1.25		1.25		1.25
Net investment income	%	1.86	1.41	1.35		1.20		1.35
Portfolio turnover rate	%	26	16	17		9		9

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005 or more than ($0.005).

See Accompanying Notes to Financial Statements

111

ING Van Kampen Global Franchise Portfolio (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class S2
	Year Ended December 31,
	2007		2006	2005		2004		2003

Per Share Operating Performance:
Net asset value, beginning of year	$15.85		13.83	12.59		11.19		8.93
Income from investment operations:
Net investment income	$0.29	*	0.18	0.15	*	0.13	*	0.08
Net realized and unrealized gain on investments	$1.22		2.65	1.25		1.27		2.23
Total from investment operations	$1.51		2.83	1.40		1.40		2.31
Less distributions from:
Net investment income	$—		0.25	0.02		—		—
Net realized gains on investments	$0.49		0.56	0.14		—		0.00	**
Return of capital	$—		—	—		—		0.05
Total distributions	$0.49		0.81	0.16		—		0.05
Net asset value, end of year	$16.87		15.85	13.83		12.59		11.19
Total Return(1)%	9.56		21.13	11.19		12.51		25.94

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$86,796		84,086	66,241		39,871		14,543
Ratios to average net assets:
Gross expenses prior to expense waiver %	1.46		1.48	1.50		1.40		1.40
Net expenses after expense waiver(2)%	1.36		1.38	1.40		1.40		1.40
Net investment income after expense waiver(2)%	1.73		1.30	1.11		1.09		0.87
Portfolio turnover rate %	26		16	17		9		9

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2)	The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount less than $0.005.

See Accompanying Notes to Financial Statements

112

ING Van Kampen Growth and Income Portfolio
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV
							February 22,
	Year Ended						2004(1) to
	December 31,						December 31,
	2007		2006		2005		2004

Per Share Operating Performance:
Net asset value, beginning of period	$27.87		26.86		24.73		22.77
Income from investment operations:
Net investment income	$0.32	*	0.33	*	0.24	*	0.19 *
Net realized and unrealized gain on investments	$0.43		3.53		2.14		2.05
Total from investment operations	$0.75		3.86		2.38		2.24
Less distributions from:
Net investment income	$0.35		0.38		0.25		0.28
Net realized gains on investments	$1.87		2.47		—		—
Total distributions	$2.22		2.85		0.25		0.28
Net asset value, end of period	$26.40		27.87		26.86		24.73
Total Return(2)%	2.20		15.59		9.71		9.84

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$5,264		8,391		855		443
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.39		1.40		1.40		1.27
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.24		1.25		1.25		1.27
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	1.24		1.24		1.24		1.25
Net investment income after expense waiver and brokerage commission recapture(3)(4)%	1.14		1.22		0.92		0.97
Portfolio turnover rate %	25		30		39		52

	Class I
		April 28,
	Year Ended	2006(1) to
	December 31,	December 31,
	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$28.24	28.61
Income from investment operations:
Net investment income	$0.49 *	0.31 *
Net realized and unrealized gain on investments	$0.46	2.19
Total from investment operations	$0.95	2.50
Less distributions from:
Net investment income	$0.50	0.40
Net realized gains on investments	$1.87	2.47
Total distributions	$2.37	2.87
Net asset value, end of period	$26.82	28.24
Total Return(2)%	2.87	9.90

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$13,860	13,217
Ratios to average net assets:
Gross expenses prior to brokerage commission recapture(3)%	0.64	0.65
Net expenses after brokerage commission recapture(3)%	0.64	0.65
Net investment income after brokerage commission recapture(3)%	1.72	1.73
Portfolio turnover rate %	25	30

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

113

ING Van Kampen Growth and Income Portfolio (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

		Class S
		Year Ended December 31,
		2007		2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of year		$28.27		27.07		24.85		21.98	17.23
Income from investment operations:
Net investment income		$0.42	*	0.42	*	0.36	*	0.27	0.23
Net realized and unrealized gain on investments		$0.45		3.58		2.12		2.83	4.57
Total from investment operations		$0.87		4.00		2.48		3.10	4.80
Less distributions from:
Net investment income		$0.43		0.33		0.26		0.23	0.05
Net realized gains on investments		$1.87		2.47		—		—	—
Total distributions		$2.30		2.80		0.26		0.23	0.05
Net asset value, end of year		$26.84		28.27		27.07		24.85	21.98
Total Return(1)%		2.59		15.99		10.07		14.12	27.87

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$857,470		976,161		852,319		825,240	759,747
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture	%	0.89		0.90		0.90		0.92	0.94
Net expenses after expense waiver and prior to brokerage commission recapture	%	0.88		0.90		0.89		0.90	0.90
Net expenses after expense waiver and brokerage commission recapture	%	0.88		0.89		0.89		0.90	0.90
Net investment income after expense waiver and brokerage commission recapture	%	1.49		1.56		1.33		1.13	1.25
Portfolio turnover rate	%	25		30		39		52	62

	Class S2
	Year Ended December 31,
	2007		2006		2005		2004		2003

Per Share Operating Performance:
Net asset value, beginning of year	$28.13		26.96		24.79		21.99		17.25
Income from investment operations:
Net investment income	$0.37	*	0.38	*	0.30	*	0.24	*	0.22	*
Net realized and unrealized gain on investments	$0.45		3.56		2.13		2.82		4.56
Total from investment operations	$0.82		3.94		2.43		3.06		4.78
Less distributions from:
Net investment income	$0.39		0.30		0.26		0.26		0.04
Net realized gains on investments	$1.87		2.47		—		—		—
Total distributions	$2.26		2.77		0.26		0.26		0.04
Net asset value, end of year	$26.69		28.13		26.96		24.79		21.99
Total Return(1)%	2.43		15.81		9.89		13.92		27.71

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$77,135		80,628		70,395		53,321		24,079
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture %	1.14		1.15		1.15		1.07		1.09
Net expenses after expense waiver and prior to brokerage commission recapture(2)%	1.04		1.05		1.05		1.07		1.09
Net expenses after expense waiver and brokerage commission recapture(2)%	1.04		1.04		1.04		1.05		1.05
Net investment income after expense waiver and brokerage commission recapture(2)%	1.32		1.40		1.16		1.03		1.16
Portfolio turnover rate %	25		30		39		52		62

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.
(2)	The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.
*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

114

ING Van Kampen Real Estate Portfolio
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV
	Year	April 17,
	Ended	2006(1) to
	December 31,	December 31,
	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$38.58	33.28
Income (loss) from investment operations:
Net investment income	$0.42 *	0.22 *
Net realized and unrealized gain (loss) on investments	$(6.66)	8.33
Total from investment operations	$(6.24)	8.55
Less distributions from:
Net investment income	$0.45	0.52
Net realized gains on investments	$3.87	2.73
Total distributions	$4.32	3.25
Net asset value, end of period	$28.02	38.58
Total Return(2)%	(18.02)	27.48

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$848	548
Ratios to average net assets:
Gross expense prior to expense waiver(3)%	1.39	1.40
Net expenses after expense waiver(3)(4)%	1.24	1.25
Net investment income after expense waiver(3)(4)%	1.23	0.88
Portfolio turnover rate %	40	28

	Class I
							May 19,
							2003(1) to
	Year Ended December 31,						December 31,
	2007	2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$39.06	31.11		27.68		20.48	16.59
Income (loss) from investment operations:
Net investment income	$0.72 *	0.65	*	0.58	†	0.60	0.25
Net realized and unrealized gain (loss) on investments	$(6.85)	10.55		4.06		7.20	3.81
Total from investment operations	$(6.13)	11.20		4.64		7.80	4.06
Less distributions from:
Net investment income	$0.51	0.52		0.35		0.38	0.05
Net realized gains on investments	$3.87	2.73		0.86		0.22	0.12
Total distributions	$4.38	3.25		1.21		0.60	0.17
Net asset value, end of period	$28.55	39.06		31.11		27.68	20.48
Total Return(2)%	(17.52)	37.95		17.11		38.13	24.51

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$337,942	224,507		9,654		4,711	534
Ratios to average net assets:
Expenses(3)%	0.64	0.65		0.65		0.67	0.68
Net investment income(3)%	2.05	1.84		1.86	†	4.55	5.25
Portfolio turnover rate %	40	28		24		18	12

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

†	Effective January 1, 2005, the Portfolio adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended December 31, 2005 was to decrease net investment income per share by $0.42, increase net realized and unrealized gain on investments $0.42 and decrease the ratio of net investment to average net assets from 3.21% to 2.93% on Class I.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

115

ING Van Kampen Real Estate Portfolio (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

		Class S
		Year Ended December 31,
		2007	2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of year		$38.89	30.98		27.61		20.46	14.97
Income (loss) from investment operations:
Net investment income		$0.44 *	0.41	*	0.47	†*	0.71	0.78	*
Net realized and unrealized gain (loss) on investments		$(6.64)	10.67		4.07		7.01	4.86
Total from investment operations		$(6.20)	11.08		4.54		7.72	5.64
Less distributions from:
Net investment income		$0.41	0.44		0.31		0.35	0.03
Net realized gains on investments		$3.87	2.73		0.86		0.22	0.12
Total distributions		$4.28	3.17		1.17		0.57	0.15
Net asset value, end of year		$28.41	38.89		30.98		27.61	20.46
Total Return(1)%		(17.74)	37.63		16.78		37.77	37.73

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$644,502	1,025,126		983,628		572,066	341,126
Ratios to average net assets:
Expenses	%	0.89	0.90		0.90		0.91	0.93
Net investment income	%	1.22	1.19		1.58	†	3.93	4.67
Portfolio turnover rate	%	40	28		24		18	12

	Class S2
	Year Ended December 31,
	2007	2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$38.74	30.91		27.58		20.47	14.99
Income (loss) from investment operations:
Net investment income	$0.41 *	0.38	*	0.42	†*	0.62	0.75	*
Net realized and unrealized gain (loss) on investments	$(6.63)	10.61		4.07		7.07	4.87
Total from investment operations	$(6.22)	10.99		4.49		7.69	5.62
Less distributions from:
Net investment income	$0.37	0.43		0.30		0.36	0.02
Net realized gains on investments	$3.87	2.73		0.86		0.22	0.12
Total distributions	$4.24	3.16		1.16		0.58	0.14
Net asset value, end of year	$28.28	38.74		30.91		27.58	20.47
Total Return(1)%	(17.85)	37.41		16.59		37.62	37.54

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$30,577	40,991		28,996		17,800	6,240
Ratios to average net assets:
Gross expenses prior to expense waiver %	1.14	1.15		1.15		1.06	1.08
Net expenses after expense waiver(2)%	1.04	1.05		1.05		1.06	1.08
Net investment income after expense waiver(2)%	1.16	1.09		1.43	†	3.88	4.42
Portfolio turnover rate %	40	28		24		18	12

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2)	The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

*	Calculated using average number of shares outstanding throughout the period.

†	Effective January 1, 2005, the Portfolio adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended December 31, 2005 was to decrease net investment income per share by $0.40 and $0.39, increase net realized and unrealized gain on investments $0.40 and $0.39 and decrease the ratio of net investment to average net assets from 2.93% to 1.58% and 2.78% to 1.43% on Class S and Class S2, respectively.

See Accompanying Notes to Financial Statements

116

ING Wells Fargo Disciplined Value Portfolio
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV		Class I
	Year	August 24,	Year	April 28,
	Ended	2006(1) to	Ended	2006(1) to
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$17.69	15.99	17.74	16.49
Income (loss) from investment operations:
Net investment income	$0.18 *	0.05 *	0.26 *	0.12 *
Net realized and unrealized gain (loss) on investments	$(0.89)	1.65	(0.87)	1.27
Total from investment operations	$(0.71)	1.70	(0.61)	1.39
Less distributions from:
Net investment income	$0.23	—	0.23	0.14
Total distributions	$0.23	—	0.23	0.14
Net asset value, end of period	$16.75	17.69	16.90	17.74
Total Return(2)%	(4.14)	10.63	(3.55)	8.49

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$45	3	1	1
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	1.39	1.40	0.64	0.65
Net expenses after expense waiver(3)(4)%	1.24	1.25	0.64	0.65
Net investment income after expense waiver(3)(4)%	0.99	1.25	1.43	1.16
Portfolio turnover rate %	106	97	106	97

		Class S
		Year Ended December 31,
		2007	2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of year		$17.76	15.51		14.75		13.14	10.03
Income (loss) from investment operations:
Net investment income		$0.21 *	0.16	*	0.08	*	0.09	0.04
Net realized and unrealized gain (loss) on investments		$(0.86)	2.18		0.77		1.56	3.08
Total from investment operations		$(0.65)	2.34		0.85		1.65	3.12
Less distributions from:
Net investment income		$0.18	0.09		0.09		0.04	0.01
Total distributions		$0.18	0.09		0.09		0.04	0.01
Net asset value, end of year		$16.93	17.76		15.51		14.75	13.14
Total Return(2)%		(3.74)	15.17		5.84		12.58	31.11

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$218,088	285,404		284,655		322,510	340,331
Ratios to average net assets:
Gross expenses prior to brokerage commission recapture	%	0.89	0.90		0.91		0.92	0.94
Net expenses after brokerage commission recapture	%	0.89	0.90		0.88		0.88	0.89
Net investment income after brokerage commission recapture	%	1.16	0.95		0.53		0.58	0.33
Portfolio turnover rate	%	106	97		176		90	106

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

117

ING Wells Fargo Disciplined Value Portfolio (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class S2
	Year Ended December 31,
	2007	2006	2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$17.67	15.45	14.71		13.14	10.04
Income (loss) from investment operations:
Net investment income	$0.19 *	0.13	0.05	*	0.04	0.02
Net realized and unrealized gain (loss) on investments	$(0.86)	2.17	0.78		1.59	3.09
Total from investment operations	$(0.67)	2.30	0.83		1.63	3.11
Less distributions from:
Net investment income	$0.17	0.08	0.09		0.06	0.01
Total distributions	$0.17	0.08	0.09		0.06	0.01
Net asset value, end of year	$16.83	17.67	15.45		14.71	13.14
Total Return(1)%	(3.90)	14.96	5.70		12.44	30.93

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$4,133	4,739	4,007		3,292	1,641
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture %	1.14	1.15	1.16		1.07	1.09
Net expenses after expense waiver and prior to brokerage commission recapture(2)%	1.04	1.05	1.06		1.07	1.09
Net expenses after expense waiver and brokerage commission recapture(2)%	1.04	1.05	1.03		1.03	1.04
Net investment income after expense waiver and brokerage commission recapture(2)%	1.03	0.80	0.37		0.53	0.21
Portfolio turnover rate %	106	97	176		90	106

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.
(2)The Distributor has contractually agreed to waive 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

118

ING Wells Fargo Small Cap Disciplined Portfolio
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV				Class I
				November 30,				November 30,
	Year Ended			2005(1) to	Year Ended			2005(1) to
	December 31,			December 31,	December 31,			December 31,
	2007	2006		2005	2007	2006		2005

Per Share Operating Performance:
Net asset value, beginning of period	$11.37	9.73		10.00	11.40	9.73		10.00
Income (loss) from investment operations:
Net investment income (loss)	$0.05	0.01	*	(0.01)	0.10	0.08	*	(0.01)
Net realized and unrealized gain (loss) on investments	$(0.51)	1.88		(0.26)	(0.49)	1.86		(0.26)
Total from investment operations	$(0.46)	1.89		(0.27)	(0.39)	1.94		(0.27)
Less distributions:
Net investment income	$—	0.03		—	—	0.05		—
Net realized gains on investments	$—	0.22		—	—	0.22		—
Total distributions	$—	0.25		—	—	0.27		—
Net asset value, end of period	$10.91	11.37		9.73	11.01	11.40		9.73
Total Return(2)%	(4.05)	19.44		(2.70)	(3.42)	19.93		(2.70)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$354	412		1	146,223	111,724		1
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	1.67	1.69		2.03	0.92	0.94		1.28
Net expenses after expense waiver(3)(4)(5)%	1.47	1.47		1.47	0.87	0.87		0.87
Net investment income (loss) after expense waiver(3)(4)(5)%	0.36	0.09		(1.69)	0.97	0.73		(1.27)
Portfolio turnover rate %	111	62		1	111	62		1

	Class S				Class S2
				November 30,				November 30,
	Year Ended			2005(1) to	Year Ended			2005(1) to
	December 31,			December 31,	December 31,			December 31,
	2007	2006		2005	2007	2006		2005

Per Share Operating Performance:
Net asset value, beginning of period	$11.39	9.73		10.00	11.38	9.73		10.00
Income (loss) from investment operations:
Net investment income (loss)	$0.08 *	0.03	*	(0.01)	0.07	0.04	*	(0.01)
Net realized and unrealized income (loss) on investments	$(0.50)	1.88		(0.26)	(0.51)	1.86		(0.26)
Total from investment operations	$(0.42)	1.91		(0.27)	(0.44)	1.90		(0.27)
Less distributions:
Net investment income	$—	0.03		—	—	0.03		—
Net realized gains on investments	$—	0.22		—	—	0.22		—
Total distributions	$—	0.25		—	—	0.25		—
Net asset value, end of period	$10.97	11.39		9.73	10.94	11.38		9.73
Total Return(2)%	(3.69)	19.62		(2.70)	(3.87)	19.52		(2.70)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$40,176	61,248		4,939	642	1,313		1
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	1.17	1.19		1.53	1.42	1.44		1.78
Net expenses after expense waiver(3)(4)(5)%	1.12	1.12		1.12	1.27	1.27		1.27
Net investment income (loss) after expense waiver(3)(4)(5)%	0.66	0.32		(1.10)	0.54	0.33		(1.27)
Portfolio turnover rate %	111	62		1	111	62		1

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	The Distributor has contractually agreed to waive 0.15% and 0.10% of the average daily net assets attributable to Classes ADV and S2 shares, respectively, of the Portfolio related to the distribution fees. The expense waivers will continue through at least May 1, 2008. There is no guarantee that these waivers will continue after this date.

(5)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

119

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007

NOTE 1 — ORGANIZATION

ING Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988 with an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Trust consists of sixty operational portfolios. There are twenty-one portfolios included in this report (each a “Portfolio” and collectively, the “Portfolios”) and they are: ING AllianceBernstein Mid Cap Growth Portfolio (“AllianceBernstein Mid Cap Growth”), ING BlackRock Inflation Protected Bond Portfolio (“BlackRock Inflation Protected Bond”), ING BlackRock Large Cap Growth Portfolio (“BlackRock Large Cap Growth”), ING BlackRock Large Cap Value Portfolio (“BlackRock Large Cap Value”), ING Capital Guardian U.S. Equities Portfolio (“Capital Guardian U.S. Equities”), ING FMRSM Diversified Mid Cap Portfolio (“FMRSM Diversified Mid Cap”), ING FMRSM Large Cap Growth Portfolio (“FMRSM Large Cap Growth”), ING FMRSM Mid Cap Growth Portfolio (“FMRsm Mid Cap Growth”), ING Franklin Income Portfolio (“Franklin Income”), ING Franklin Mutual Shares Portfolio (“Franklin Mutual Shares”), ING Lord Abbett Affiliated Portfolio (“Lord Abbett Affiliated”), ING T. Rowe Price Capital Appreciation Portfolio (“T. Rowe Price Capital Appreciation”), ING T. Rowe Price Equity Income Portfolio (“T. Rowe Price Equity Income”), ING Templeton Global Growth Portfolio (“Templeton Global Growth”), ING UBS U.S. Allocation Portfolio (“UBS U.S. Allocation”), ING Van Kampen Capital Growth Portfolio (“Van Kampen Capital Growth”) formerly, ING Van Kampen Equity Growth Portfolio, ING Van Kampen Global Franchise Portfolio (“Van Kampen Global Franchise”), ING Van Kampen Growth and Income Portfolio (“Van Kampen Growth and Income”), ING Van Kampen Real Estate Portfolio (“Van Kampen Real Estate”), ING Wells Fargo Disciplined Value Portfolio (“Wells Fargo Disciplined Value”) formerly, ING Wells Fargo Mid Cap Disciplined Portfolio, and ING Wells Fargo Small Cap Disciplined Portfolio (“Wells Fargo Small Cap Disciplined”).

All of the Portfolios are diversified except for BlackRock Inflation Protected Bond, Van Kampen Global Franchise and Van Kampen Real Estate, which are non-diversified Portfolios. All of the Portfolios are authorized to offer four classes of shares (Adviser (“ADV”), Institutional (“I”), Service (“S”), and Service 2 (“S2”)); however, not all Portfolios currently offer all classes. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fee. All shareholders bear the common expenses of a Portfolio and earn income and gains and losses from the Portfolio pro rata based on the average net assets of each class, without distinction between share classes. Common expenses of the Portfolios (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent trustees) are allocated to each Portfolio in proportion to its relative daily net assets. Expenses directly attributable to a particular Portfolio (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, and offering costs) are charged directly to that Portfolio. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including shareholder servicing fees. The information presented in these financial statements pertains to the Portfolios listed in this note.

The Trust is intended to serve as an investment option for (i) variable life insurance policies and variable annuity contracts (“Variable Contracts”) offered by insurance companies, and (ii) certain qualified pension and retirement plans, as permitted under the federal tax rules relating to the Portfolios serving as investment options for Variable Contracts. The Trust currently functions as an investment medium for contracts and policies offered by ING USA Annuity and Life Insurance Company (“ING USA”), Security Life of Denver Insurance Company, ReliaStar Life Insurance Company, United Life Annuities, an indirect, wholly-owned subsidiary of ING USA and ReliaStar Life Insurance Company of New York, an indirect wholly-owned subsidiary of ING USA. ING USA, Security Life of Denver Insurance Company and ReliaStar Life Insurance Company are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”) ING Groep is one of the largest financial services institutions in the world, and offers an array of banking, insurance and asset management services to both individuals and institutional investors.

120

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 1 — ORGANIZATION (continued)

The Trust is also an investment medium for contracts offered by the Security Equity Life Insurance Company, not an affiliate of ING and other non-affiliated life insurance companies.

The following is a brief description of each Portfolio’s investment objective:

•	AllianceBernstein Mid Cap Growth seeks long-term growth of capital;

•	BlackRock Inflation Protected Bond seeks to maximize total return, consistent with real capital and prudent investment management;

•	BlackRock Large Cap Growth seeks long-term growth of capital;

•	BlackRock Large Cap Value seeks long-term growth of capital;

•	Capital Guardian U.S. Equities seeks long-term growth of capital and income;

•	FMRsm Diversified Mid Cap seeks long-term growth of capital;

•	FMRsm Large Cap Growth seeks growth of capital over the long term;

•	FMRsm Mid Cap Growth seeks long-term growth of capital;

•	Franklin Income seeks to maximize income while maintaining prospects for capital appreciation. It’s secondary goal is income;

•	Franklin Mutual Shares seeks capital appreciation;

•	Lord Abbett Affiliated seeks long-term growth of capital. Current income is a secondary objective;

•	T. Rowe Price Capital Appreciation seeks over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk;

•	T. Rowe Price Equity Income seeks substantial dividend income as well as long-term growth of capital;

•	Templeton Global Growth seeks capital appreciation. Current income is only an incidental consideration;

•	UBS U.S. Allocation seeks to maximize total return over the long term by allocating its assets among stocks, bonds, short-term instruments and other investments;

•	Van Kampen Capital Growth seeks long-term capital appreciation;

•	Van Kampen Global Franchise seeks long-term capital appreciation;

•	Van Kampen Growth and Income seeks long-term growth of capital and income;

•	Van Kampen Real Estate seeks capital appreciation. Current income is a secondary objective;

•	Wells Fargo Disciplined Value seeks long-term capital growth;

•	Wells Fargo Small Cap Disciplined seeks long-term capital appreciation.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolios’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Portfolios’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign

121

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

exchanges, which close earlier than the time that a Portfolio calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio’s Board, in accordance with methods that are specifically authorized by the Board. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Portfolio determines its NAV or if the foreign exchange closes prior to the time a Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Portfolio in foreign securities markets. Further, the value of a Portfolio’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Portfolio. In calculating a Portfolio’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If a significant event which is likely to impact the value of one or more foreign securities held by a Portfolio occurs after the time at which the foreign market for such security(ies) closes but before the time that a Portfolio’s NAV is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time a Portfolio calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Investments in securities maturing in 60 days or less from date of acquisition are valued at amortized cost which approximates market value. The price of silver and gold bullion is determined by measuring the mean between the closing bid and asked quotations of silver and gold bullion set at the time of the close of the NYSE, as supplied by a Portfolio’s custodian bank or other broker-dealers or banks approved by the Trust, on each date that the NYSE is open for business.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.	Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities current

122

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.	Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a currency forward contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Portfolio of Investments.

E.	Futures Contracts. Certain Portfolios may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Portfolio is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Portfolio. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F.	Distributions to Shareholders. For all Portfolios, net investment income dividends and net capital gains distributions, if any, will be declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

G.	Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

123

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

H.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.	Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreement, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and may incur disposition costs in liquidating the collateral.

J.	Securities Lending. Certain Portfolios have the option to temporarily loan up to 30% of their total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to a Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. A Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

K.	Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

L.	Swap Contracts. Certain Portfolios may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of

124

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the swap, changes in the value of the swap are recognized as unrealized appreciation or depreciation.

Derivatives are also subject to credit risks related to the counterparty’s ability to perform, and any deterioration in the counterparty’s creditworthiness could adversely affect the instrument.

M.	Illiquid and Restricted Securities. The Portfolios may not invest more than 15% of their net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. The Portfolios may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

N.	Delayed Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such securities is identified in each Portfolio’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to identify liquid assets sufficient to cover the purchase price.

O.	Organization Expenses and Offering Costs. Costs incurred with the organization of the Portfolios were expensed as incurred. Costs incurred with the offering of shares of the Portfolios are deferred and amortized over a twelve-month period on a straight-line basis starting at the commencement of operations.

P.	Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2007, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales

AllianceBernstein Mid Cap Growth	$675,200,949	$841,769,016
BlackRock Inflation Protected Bond	62,092,775	6,339,893
BlackRock Large Cap Growth	727,107,011	757,914,581
BlackRock Large Cap Value	235,772,353	180,001,589
Capital Guardian U.S. Equities	199,305,085	295,164,675
FMRsm Diversified Mid Cap	1,907,791,107	1,720,886,370
FMRsm Large Cap Growth	1,538,436,461	1,652,809,256
FMRsm Mid Cap Growth	1,013,310,643	1,137,521,405
Franklin Income	440,836,826	102,131,929
Franklin Mutual Shares	402,810,616	41,692,595
Lord Abbett Affiliated	337,684,798	320,160,470
T. Rowe Price Capital Appreciation	1,596,821,178	1,633,279,433
T. Rowe Price Equity Income	405,527,705	367,576,456
Templeton Global Growth	282,917,229	117,955,045
UBS U.S. Allocation	32,931,738	45,313,440
Van Kampen Capital Growth	57,735,102	81,612,169
Van Kampen Global Franchise	128,172,756	108,396,254
Van Kampen Growth and Income	254,950,371	345,858,010
Van Kampen Real Estate	460,089,371	538,985,917
Wells Fargo Disciplined Value	263,009,955	281,627,036
Wells Fargo Small Cap Disciplined	221,569,565	181,091,082

U.S. government securities not included above were as follows:

	Purchases	Sales

BlackRock Inflation Protected Bond	$402,044,907	$317,358,707
Franklin Income	9,838,867	651,492
T. Rowe Price Capital Appreciation	230,485,308	—
UBS U.S. Allocation	42,317,748	49,519,557

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

BlackRock Inflation Protected Bond, FMRsm Large Cap Growth, Franklin Income and Wells Fargo Small Cap Disciplined have entered into an investment management agreement (“Investment Management Agreement”) with Directed Services, LLC (“DSL” or the “Investment Adviser”).

125

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

The Investment Management Agreement compensates DSL with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee

BlackRock Inflation Protected Bond	0.45% of the first $200 million; 0.40% of the next $800 million; 0.30% of the amount in excess of $1 billion

FMRsm Large Cap Growth	0.58% of the first $500 million; 0.57% of the next $250 million; and 0.52% of the amount in excess of $750 million

Franklin Income	0.65% of the first $500 million; and 0.60% of the amount in excess of $500 million

Wells Fargo Small Cap Disciplined	0.77% of the first $500 million; 0.70% of the next $500 million; 0.65% of the next $500 million; 0.60% of the next $5 billion; and 0.53% of the amount in excess of $6.5 billion

With the exception of the Portfolios in the table above, DSL an indirect, wholly-owned subsidiary of ING Groep, provides the Portfolios with advisory and administrative services under a management agreement (the “Unified Agreement”). Under the Unified Agreement, the Investment Adviser has overall responsibility for engaging sub-advisers and for monitoring and evaluating the management of the assets of the Portfolio. Sub-Advisers have full investment discretion and make all determinations with respect to the investment of a Portfolio’s assets and the purchase and sale of portfolio securities and other investments. Pursuant to this Unified Agreement, the Investment Adviser also is responsible for providing or procuring, at the Investment Adviser’s expense, the services reasonably necessary for the ordinary operation of the Portfolio, including, among other things, custodial, administrative, transfer agency, portfolio accounting, dividend reimbursing and auditing. As compensation for its services under the Unified Agreement, the Trust pays the Investment Adviser a monthly fee (a “Unified Fee”) based on the following annual rates of the average daily net assets of the Portfolios:

Portfolio	Fee

AllianceBernstein Mid Cap Growth(1)	0.85% of the first $250 million; 0.80% of the next $400 million; 0.75% of the next $450 million; and 0.70% of the amount in excess of $1.1 billion

BlackRock Large Cap Growth*	0.80% of the first $500 million; 0.75% of the next $250 million; 0.70% of the next $500 million; 0.65% of the next $750 million; and 0.60% of the amount in excess of $2 billion

BlackRock Large Cap Value*	0.80% of the first $500 million; 0.75% of the next $250 million; 0.70% of the next $500 million; 0.65% of the next $750 million; and 0.60% of the amount in excess of $2 billion

Capital Guardian U.S. Equities*	0.75% of the first $500 million; 0.70% of the next $250 million; 0.65% of the next $500 million; and 0.60% of the amount in excess of $1.25 billion

FMRsm Diversified Mid Cap(3)	0.65% of the first $800 million; 0.60% of the next $700 million; and 0.58% of the amount in excess of $1.5 billion

FMRsm Mid Cap Growth(4)	0.75% of first $250 million; 0.70% of next $400 million; 0.65% of next $450 million; and 0.60% of the amount in excess of $1.1 billion

Franklin Mutual Shares	0.78% of the first $5 billion; 0.75% of the next $5 billion; 0.73% of the next $5 billion; 0.71% of the next $5 billion; and 0.69% of the amount in excess of $20 billion

Lord Abbett Affiliated	0.75% of the first $500 million; 0.70% of the next $250 million; 0.65% of the next $500 million; and 0.60% of the amount in excess of $1.25 billion

T. Rowe Price Capital Appreciation, T. Rowe Price Equity Income, Van Kampen Growth and Income, Van Kampen Real Estate and Wells Fargo Disciplined Value(2)	0.75% of the first $750 million; 0.70% of the next $1.25 billion; 0.65% of the next $1.5 billion; and 0.60% of the amount in excess of $3.5 billion

Templeton Global Growth	0.96% of the first $250 million; 0.86% of the next $250 million; and 0.76% of the amount in excess of $500 million

126

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

Portfolio	Fee

UBS U.S. Allocation*(3)	0.75% of the first $500 million; 0.70% of the next $250 million; 0.65% of the next $500 million; and 0.60% of the amount in excess of $1.25 billion

Van Kampen Capital Growth*	0.65% of the first $1 billion; and 0.60% of the amount in excess of $1 billion

Van Kampen Global Franchise	1.00% of the first $250 million; 0.90% of the next $250 million; and 0.75% of the amount in excess of $500 million

*	Pursuant to a waiver, DSL has agreed to lower the advisory fee for BlackRock Large Cap Value, Capital Guardian U.S. Equities, UBS U.S. Allocation and Van Kampen Capital Growth so that advisory fees payable to DSL will be waived in amounts equal to 50% of the savings to DSL resulting from the implementation of sub-advisory fee reductions for the period from May 1, 2006 through May 1, 2008. Effective April 28, 2007, DSL terminated this waiver for BlackRock Large Cap Growth. There is no guarantee that this waiver will continue after this date. This agreement will only renew if DSL elects to renew it.

(1)	The assets of AllianceBernstein Mid Cap Growth are aggregated with those of ING Marsico Growth Portfolio, which is not included in this report, to determine the Unified Fee.

(2)	The assets of these Portfolios are aggregated with those of ING Global Resources Portfolio, which is not included in this report, to determine the Unified Fee.

(3)	The assets of UBS U.S. Allocation and FMRsm Diversified Mid Cap are aggregated to determine the Unified Fee.

(4)	The assets of FMRsm Mid Cap Growth are aggregated with those of ING MFS Total Return Portfolio and ING Oppenheimer Main Street Portfolio®, which are not included in this report, to determine the Unified Fee.

DSL has contractually agreed to waive a portion of the advisory fee for BlackRock Large Cap Value, Capital Guardian U.S. Equities, UBS U.S. Allocation and Van Kampen Capital Growth. Prior to April 28, 2007, DSL had contractually agreed to waive a portion of the advisory fee for BlackRock Large Cap Growth. The waiver is calculated as follows:

Waiver = 50% × (former sub-advisory fee minus new sub-advisory fee)

For the year ended December 31, 2007, DSL waived $26,934, $97,180, $26,721 and $94,366, for BlackRock Large Cap Growth, BlackRock Large Cap Value, UBS U.S. Allocation and Van Kampen Capital Growth, respectively.

These waivers will continue through at least May 1, 2008 and there is no guarantee that the waivers will continue after said date. The agreements will only renew if DSL elects to renew it.

ING Funds Services, LLC (the “Administrator”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for BlackRock Inflation Protected Bond, FMRsm Large Cap Growth, Franklin Income and Wells Fargo Small Cap Disciplined operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from these Portfolios a fee at an annual rate of 0.10% of each Portfolio’s average daily net assets.

The Trust and the Investment Adviser have entered into portfolio management agreements with each sub-adviser. These sub-advisers provide investment advice for the various Portfolios and are paid by the Investment Adviser based on the average daily net assets of the respective Portfolios. The sub-advisers of each of the Portfolios are as follows:

Portfolio	Sub-Adviser

AllianceBernstein Mid Cap Growth	AllianceBernstein L.P.

BlackRock Inflation Protected Bond	BlackRock Financial Management, Inc.

BlackRock Large Cap Growth	BlackRock Investment Management, LLC

BlackRock Large Cap Value	BlackRock Investment Management, LLC

Capital Guardian U.S. Equities	Capital Guardian Trust Company

FMRsm Diversified Mid Cap	Fidelity Management & Research Company

FMRsm Large Cap Growth	Fidelity Management & Research Company

FMRsm Mid Cap Growth	Fidelity Management & Research Company

Franklin Income	Franklin Advisers, Inc.

Franklin Mutual Shares	Franklin Mutual Advisers, Inc.

Lord Abbett Affiliated	Lord, Abbett & Co. LLC

T. Rowe Price Capital Appreciation	T. Rowe Price Associates, Inc.

T. Rowe Price Equity Income	T. Rowe Price Associates, Inc.

Templeton Global Growth	Templeton Global Advisors Limited

UBS U.S. Allocation	UBS Global Asset Management (Americas) Inc.

Van Kampen Capital Growth	Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen)

Van Kampen Global Franchise	Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen)

Van Kampen Growth and Income	Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen)

127

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

Portfolio	Sub-Adviser

Van Kampen Real Estate	Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen)

Wells Fargo Disciplined Value	Wells Capital Management, Inc.

Wells Fargo Small Cap Disciplined	Wells Capital Management, Inc.

In placing equity security transactions, each sub-adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, a sub-adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to the Portfolio a portion of the brokerage commissions (in the form of a credit to the Portfolio) paid to the broker-dealers to pay certain expenses of the Portfolio. These commission recapture payments benefit the Portfolios and not the portfolio manager or sub-adviser. Any amount credited to the Portfolio is reflected as brokerage commission recapture in the Statements of Operations.

NOTE 5 — DISTRIBUTION AND SERVICE FEE

The Trust has entered into a Shareholder Service Plan (the “Plan”) for the Class S and Class S2 shares of each Portfolio of the Trust. The Agreement compensates ING Funds Distributor, LLC (the “Distributor” or “IFD”) for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S and Class S2 shares. Under the Plan, each Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S and Class S2, respectively. Each Portfolio has entered into a Rule 12b-1 Distribution Plan (the “Class S2 Plan”) with IFD on behalf of the Class S2 shares of the Portfolio. The Class S2 Plan provides that the Class S2 shares shall pay a 12b-1 distribution fee, for distribution services including payments to IFD at an annual rate of 0.25% of the average daily net assets. IFD has contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to Class S2 of the Portfolios, so that the actual fee paid by a Portfolio is an annual rate of 0.15%.

Each Class ADV shares of the respective Portfolios has a Rule 12b-1 Service and Distribution Plan. Class ADV shares pay IFD a service fee of 0.25% and a distribution fee of 0.50% of each Portfolios average daily net assets attributable to Class ADV shares. IFD has contractually agreed to waive 0.15% of the Portfolios’ average daily net assets attributable to Class ADV shares so that the actual fee paid by a Portfolio is a rate of 0.35%.

NOTE 6 — EXPENSE LIMITATIONS

The Investment Adviser has entered into written expense limitation agreements with certain of the Portfolios, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

	Class ADV	Class I	Class S	Class S2

BlackRock Inflation Protected Bond	1.23%	0.63%	0.88%	n/a
FMRsm Large Cap Growth	1.28%	0.68%	0.93%	1.08%
Franklin Income	1.44%	0.74%	0.99%	1.24%
Wells Fargo Small Cap Disciplined	1.47%	0.87%	1.12%	1.27%

The Investment Adviser may, at a later date, recoup from a Portfolio management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees by, and any recoupment to the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio.

Pursuant to a side agreement effective April 30, 2007, DSL has effected the following expense limits for BlackRock Large Cap Growth through May 1, 2009, 1.26%, 0.66%, 0.91% and 1.06% for Class ADV, Class I, Class S and Class S2 shares, respectively. Prior to this date, pursuant to an amended and restated expense limitation agreement, dated September 23, 2005, IFD had effected an operating expense limit of 1.04% for Class S shares of BlackRock Large Cap Growth. For the year ended December 31, 2007, the Portfolio waived $452,513 of such fees. These fees are not subject to recoupment.

The expense limitation agreements are contractual and shall renew automatically unless DSL and IFD provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term.

128

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

As of December 31, 2007, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,
	2008	2009	2010	Total

FMRsm Large Cap Growth	$—	$149,255	$243,540	$392,795
Franklin Income	—	44,013	164,679	208,692
Wells Fargo Small Cap Disciplined	1,685	75,998	82,645	160,328

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

The Trust has adopted a Retirement Policy (“Policy”) covering all independent trustees of the Portfolio who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this Policy are based on an annual rate as defined in the Policy.

At December 31, 2007, the following ING Portfolios or indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

ING Franklin Templeton Founding Strategy Portfolio —	Franklin Income (29.06%); Franklin Mutual Shares (44.71%); Templeton Global Growth (26.92%).

ING Life Insurance and Annuity Company —	Blackrock Large Cap Growth (54.34%);
FMRsm Largecap Growth (11.96%);
Lord Abbett Affiliated (50.92%);
T.Rowe Price Cap Appreciation (10.84%);
T.Rowe Price Equity Income (14.09%);
UBS U.S. Allocation (6.27%);
Van Kampen Real Estate (5.23%);

ING Lifestyle Aggressive Growth Portfolio —	Wells Fargo Small Cap Disciplined (14.62%).

ING Lifestyle Growth Portfolio —	BlackRock Inflation Protected Bond (19.33%);
FMRsm Diversified Mid Cap (7.64%);
Van Kampen Real Estate (11.78%);
Wells Fargo Small Cap Disciplined (42.19%).

ING Lifestyle Moderate Growth Portfolio —	BlackRock Inflation Protected Bond (29.51%);
Van Kampen Real Estate (6.00%).

ING Lifestyle Moderate Growth Portfolio —	Wells Fargo Small Cap Disciplined (16.10%).

ING Lifestyle Moderate Portfolio —	BlackRock Inflation Protected Bond (32.44%).

ING Solution 2015 Portfolio —	BlackRock Inflation Protected Bond (14.06%);
Blackrock Large Cap Value (6.44%);
Van Kampen Real Estate (5.04%).

ING Solution 2025 Portfolio —	Blackrock Large Cap Value (14.25%).

ING Solution 2035 Portfolio —	Blackrock Large Cap Value (15.02%).

ING Solution 2045 Portfolio —	Blackrock Large Cap Value (8.42%).

ING USA Annuity and Life Insurance Company —	Alliance Bernstein Mid Cap Growth (93.23%);
Blackrock Large Cap Growth (34.70%);
Blackrock Large Cap Value (34.51%);
Capital Guardian U.S. Equities (98.64%);
FMRsm Diversified Mid Cap (72.89%);
FMRsm Largecap Growth (28.18%);
FMRsm Mid Cap Growth (98.16%);
Franklin Income (62.15%);
Franklin Mutual Shares (50.78%);
Lord Abbett Affiliated (46.32%);
T.Rowe Price Cap Appreciation (81.00%);
T.Rowe Price Equity Income (69.50%);
Templeton Global Growth (70.89%);
UBS U.S. Allocation (92.96%);
Van Kampen Capital Growth (66.64%);
Van Kampen Global Franchise (98.85%);
Van Kampen Growth And Income (89.37%);
Van Kampen Real Estate (60.32%);
Wells Fargo Disciplined Value (97.33%);
Wells Fargo Small Cap Disciplined (7.96%).

Reliastar Life Insurance Company	Franklin Income (6.09)% Blackrock Large Cap Growth (6.11)%
Blackrock Large Cap Value (7.17)%
FMRsm Largecap Growth (41.95)%
Van Kampen Capital Growth (23.11)%
Wells Fargo Small Cap Disciplined (7.42%).

129

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

Security Life Insurance Company —	Blackrock Large Cap Value (12.10%);
FMRsm Largecap Growth (15.59%) ;
Van Kampen Capital Growth (8.94%) ;
Wells Fargo Small Cap Disciplined (9.73%).

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

At December 31, 2007, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

			Accrued
	Accrued		Shareholder
	Investment	Accrued	Service and
Portfolio	Management Fees	Administrative Fees	Distribution Fees	Total

AllianceBernstein Mid Cap Growth	$338,117	$—	$110,009	$448,126
BlackRock Inflation Protected Bond	78,360	17,467	—	95,827
BlackRock Large Cap Growth	304,877	—	41,492	346,369
BlackRock Large Cap Value	111,552	—	14,498	126,050
Capital Guardian U.S. Equities	315,049	—	106,158	421,207
FMRsm Diversified Mid Cap	822,025	—	267,641	1,089,666
FMRsm Large Cap Growth	286,316	49,485	35,030	370,831
FMRsm Mid Cap Growth	247,024	—	97,553	344,577
Franklin Income	313,443	48,701	83,679	445,823
Franklin Mutual Shares	251,126	—	45,965	297,091
Lord Abbett Affiliated	176,282	—	28,562	204,844
T. Rowe Price Capital Appreciation	1,902,015	—	747,274	2,649,289
T. Rowe Price Equity Income	692,515	—	293,076	985,591
Templeton Global Growth	479,516	—	102,967	582,483
UBS U.S. Allocation	54,186	—	21,298	75,484
Van Kampen Capital Growth	53,806	—	16,976	70,782
Van Kampen Global Franchise	353,490	—	103,469	456,959
Van Kampen Growth and Income	525,793	—	206,985	732,778
Van Kampen Real Estate	527,442	—	149,482	676,924
Wells Fargo Disciplined Value	122,645	—	48,571	171,216
Wells Fargo Small Cap Disciplined	123,468	16,035	9,086	148,589

The following Portfolios placed a portion of its portfolio transactions with brokerage firms which are affiliates of the Investment Adviser. The commissions paid to these affiliated firms were:

Portfolio	Affiliated Brokers	Commissions Received

BlackRock Large Cap Growth	ING Baring LLC	$4,034
FMRsm Diversified Mid Cap	ING Baring LLC	19,128
Templeton Global Growth	ING Baring LLC	4,928

NOTE 8 —	OPTIONS WRITTEN

Transactions in options written for BlackRock Inflation Protected Bond for the year ended December 31, 2007 were as follows:

	Number of
	Contracts	Premium

Balance at Inception	—	$—
Options Written	46	25,866
Options Terminated in Closing Purchase Transactions	(6)	(3,374)
Options Expired	(20)	(9,944)
Options Exercised	(20)	(12,548)

Balance at 12/31/07	$—	$—

Transactions in options written for Franklin Mutual Shares for the year ended December 31, 2007 were as follows:

	Number of
	Contracts	Premium

Balance at Inception	—	$—
Options Written	4,013	34,623
Options Expired	(1,400)	(7,104)

Balance at 12/31/07	2,613	$27,519

130

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 9 — CAPITAL SHARE TRANSACTIONS

Transactions in capital shares and dollars were as follows:

	Class ADV		Class I
	Year	September 25,	Year	Year
	Ended	2006(1) to	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

AllianceBernstein Mid Cap Growth (Number of Shares)
Shares sold	16	49	2,473,667	8,487,060
Dividends reinvested	—	—	572,892	817,778
Shares redeemed	—	—	(9,321,357)	(2,521,196)

Net increase (decrease) in shares outstanding	16	49	(6,274,798)	6,783,642

AllianceBernstein Mid Cap Growth ($)
Shares sold	$272	$770	$43,653,443	$162,178,299
Dividends reinvested	—	—	9,762,086	13,566,933
Shares redeemed	—	—	(170,978,499)	(41,313,057)

Net increase (decrease)	$272	$770	$(117,562,970)	$134,432,175

	Class S		Class S2
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

AllianceBernstein Mid Cap Growth (Number of Shares)
Shares sold	3,494,940	4,658,293	160,669	236,167
Dividends reinvested	1,729,541	3,853,820	77,435	150,640
Shares redeemed	(5,867,573)	(10,330,356)	(225,357)	(145,902)

Net increase (decrease) in shares outstanding	(643,092)	(1,818,243)	12,747	240,905

AllianceBernstein Mid Cap Growth ($)
Shares sold	$62,117,900	$91,441,326	$2,882,930	$4,522,872
Dividends reinvested	29,384,897	63,780,722	1,304,772	2,476,527
Shares redeemed	(102,548,755)	(194,875,336)	(3,937,776)	(2,541,695)

Net increase (decrease)	$(11,045,958)	$(39,653,288)	$249,926	$4,457,704

	Class ADV	Class I	Class S
	April 30,	April 30,	April 30,
	2007(1) to	2007(1) to	2007(1) to
	December 31,	December 31,	December 31,
	2007	2007	2007

BlackRock Inflation Protected Bond (Number of Shares)
Shares sold	102	22,410,346	102
Dividends reinvested	—	636,821	—
Shares redeemed	—	(2,468,054)	—

Net increase in shares outstanding	102	20,579,113	102

BlackRock Inflation Protected Bond ($)
Shares sold	$1,020	$223,005,643	$1,020
Dividends reinvested	—	6,291,663	—
Shares redeemed	—	(24,799,140)	—

Net increase	$1,020	$204,498,166	$1,020

(1)	Commencement of operations.

131

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 9 — CAPITAL SHARE TRANSACTIONS (continued)

	Class ADV		Class I
				April 28,
	Year Ended	Year Ended	Year Ended	2006(1) to
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

BlackRock Large Cap Growth (Number of Shares)
Shares sold	132,150	264,748	522,850	245,646
Shares issued in merger	—	—	23,375,590	—
Dividends reinvested	—	26,451	—	7,940
Shares redeemed	(65,729)	(17,953)	(2,698,487)	(127,009)

Net increase in shares outstanding	66,421	273,246	21,199,953	126,577

BlackRock Large Cap Growth ($)
Shares sold	$1,584,579	$3,042,228	$6,547,529	$2,845,946
Proceeds from shares issued in merger	—	—	294,192,892	—
Dividends reinvested	—	304,678	—	92,466
Shares redeemed	(806,517)	(203,210)	(33,915,981)	(1,533,719)

Net increase	$778,062	$3,143,696	$266,824,440	$1,404,693

	Class S		Class S2
				May 26,
	Year Ended	Year Ended	Year Ended	2006(2) to
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

BlackRock Large Cap Growth (Number of Shares)
Shares sold	2,336,139	1,159,221	121,721	965
Shares issued in merger	279,070	176,471	910,039	—
Dividends reinvested	—	900,854	—	61
Shares redeemed	(2,447,513)	(2,410,047)	(354,460)	(7)

Net increase (decrease) in shares outstanding	167,696	(173,501)	677,300	1,019

BlackRock Large Cap Growth ($)
Shares sold	$28,957,981	$13,649,939	$1,515,580	$10,897
Proceeds from shares issued in merger	3,504,217	2,170,638	11,323,736	—
Dividends reinvested	—	10,457,114	—	715
Shares redeemed	(29,933,667)	(28,073,353)	(4,416,004)	(85)

Net increase (decrease)	$2,528,531	$(1,795,662)	$8,423,312	$11,527

	Class ADV		Class I
		April 28,
	Year Ended	2006(1) to	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

BlackRock Large Cap Value (Number of Shares)
Shares sold	1	75	5,663,124	293,296
Dividends reinvested	—	—	238,806	110,673
Shares redeemed	—	—	(921,959)	(887,815)

Net increase (decrease) in shares outstanding	1	75	4,979,971	(483,846)

BlackRock Large Cap Value ($)
Shares sold	$10	$1,019	$82,635,302	$3,862,916
Dividends reinvested	—	—	3,555,863	1,426,580
Shares redeemed	—	—	(13,257,476)	(11,612,163)

Net increase (decrease)	$10	$1,019	$72,933,689	$(6,322,667)

(1)	Commencement of operations.

(2)	Class S2 fully redeemed on October 3, 2005 and recommenced operations on May 26, 2006.

132

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 9 — CAPITAL SHARE TRANSACTIONS (continued)

	Class S		Class S2
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

BlackRock Large Cap Value (Number of Shares)
Shares sold	1,036,802	2,362,568	21,937	96,126
Dividends reinvested	172,827	141,565	10,194	9,089
Shares redeemed	(1,983,774)	(817,508)	(53,380)	(30,851)

Net increase (decrease) in shares outstanding	(774,145)	1,686,625	(21,249)	74,364

BlackRock Large Cap Value ($)
Shares sold	$14,869,534	$30,819,153	$311,134	$1,267,736
Dividends reinvested	2,566,487	1,820,526	150,664	116,433
Shares redeemed	(28,359,985)	(10,643,288)	(763,942)	(397,500)

Net increase (decrease)	$(10,923,964)	$21,996,391	$(302,144)	$986,669

	Class ADV		Class I
		December 29,		April 28,
	Year Ended	2006(1) to	Year Ended	2006(1) to
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Capital Guardian U.S. Equities (Number of Shares)
Shares sold	3	80	—	79

Net increase in shares outstanding	3	80	—	79

Capital Guardian U.S. Equities ($)
Shares sold	$36	$1,000	$—	$1,015

Net increase	$36	$1,000	$—	$1,015

	Class S		Class S2
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Capital Guardian U.S. Equities (Number of Shares)
Shares sold	681,178	603,981	15,967	27,701
Dividends reinvested	4,065,346	3,669,529	69,228	68,203
Shares redeemed	(8,679,611)	(8,067,642)	(224,547)	(103,075)

Net decrease in shares outstanding	(3,933,087)	(3,794,132)	(139,352)	(7,171)

Capital Guardian U.S. Equities ($)
Shares sold	$8,158,575	$7,403,980	$201,122	$342,408
Dividends reinvested	49,759,835	42,639,931	845,969	791,160
Shares redeemed	(107,239,783)	(98,799,200)	(2,864,164)	(1,251,750)

Net decrease	$(49,321,373)	$(48,755,289)	$(1,817,073)	$(118,182)

(1)	Commencement of operations.

133

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 9 — CAPITAL SHARE TRANSACTIONS (continued)

	Class ADV		Class I
		January 17,
	Year Ended	2006(1) to	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

FMRsm Diversified Mid Cap (Number of Shares)
Shares sold	615,458	568,643	18,263,230	6,656,324
Shares issued in merger	75	—	75	—
Dividends reinvested	2,930	18,989	39,174	629,745
Shares redeemed	(227,738)	(340,971)	(2,105,832)	(980,126)

Net increase in shares outstanding	390,725	246,661	16,196,647	6,305,943

FMRsm Diversified Mid Cap ($)
Shares sold	$8,748,225	$7,841,931	$282,618,571	$98,158,924
Proceeds from shares issued in merger	1,084	—	1,100	—
Dividends reinvested	43,840	243,058	593,872	8,130,006
Shares redeemed	(3,325,228)	(4,814,271)	(31,080,412)	(12,889,983)

Net increase	$5,467,921	$3,270,718	$252,133,131	$93,398,947

	Class S		Class S2
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

FMRsm Diversified Mid Cap (Number of Shares)
Shares sold	5,054,182	5,999,297	468,308	846,773
Shares issued in merger	29,835,289	—	658,146	—
Dividends reinvested	392,941	4,854,770	15,841	285,608
Shares redeemed	(10,154,294)	(5,349,466)	(400,138)	(261,427)

Net increase in shares outstanding	25,128,118	5,504,601	742,157	870,954

FMRsm Diversified Mid Cap ($)
Shares sold	$75,494,385	$82,176,352	$6,819,930	$11,441,235
Proceeds from shares issued in merger	433,739,281	—	9,520,147	—
Dividends reinvested	5,929,487	62,480,885	237,915	3,661,500
Shares redeemed	(147,767,169)	(71,921,865)	(5,826,493)	(3,505,645)

Net increase	$367,395,984	$72,735,372	$10,751,499	$11,597,090

	Class ADV		Class I
		June 2,
	Year Ended	2006(1) to	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

FMRsm Large Cap Growth (Number of Shares)
Shares sold	270	382	564,307	37,342,157
Dividends reinvested	—	—	86,200	36,122
Shares redeemed	(2)	(1)	(7,634,348)	(7,447,121)

Net increase (decrease) in shares outstanding	268	381	(6,983,841)	29,931,158

FMRsm Large Cap Growth ($)
Shares sold	$2,984	$3,914	$6,342,353	$404,986,176 *
Dividends reinvested	—	3	980,099	367,003
Shares redeemed	(26)	(12)	(85,492,769)	(76,357,398)

Net increase (decrease)	$2,958	$3,905	$(78,170,317)	$328,995,781

(1)	Commencement of operations.
*	Includes in-kind subscription from a substitution.

134

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 9 — CAPITAL SHARE TRANSACTIONS (continued)

	Class S		Class S2*
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006(2)

FMRsm Large Cap Growth (Number of Shares)
Shares sold	1,450,334	18,830,690	—	98
Dividends reinvested	5,934	13,787	—	—
Shares redeemed	(4,205,255)	(2,642,836)	(93)	(1,471)

Net increase (decrease) in shares outstanding	(2,748,987)	16,201,641	(93)	(1,373)

FMRsm Large Cap Growth ($)
Shares sold	$16,347,842	$203,969,003	$—	$1,072
Dividends reinvested	67,291	139,799	—	—
Shares redeemed	(46,847,783)	(26,785,086)	(1,056)	(15,926)

Net increase (decrease)	$(30,432,650)	$177,323,716	$(1,056)	$(14,854)

	Class ADV*		Class I
		December 29,
	Year Ended	2006(1) to	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

FMRsm Mid Cap Growth (Number of Shares)
Shares sold	2	80	2,758	41,813
Shares redeemed	(82)	—	(107,033)	(292,972)

Net increase (decrease) in shares outstanding	(80)	80	(104,275)	(251,159)

FMRsm Mid Cap Growth ($)
Shares sold	$10	$1,000	$36,113	$525,067
Shares redeemed	(1,047)	—	(1,393,000)	(3,584,989)

Net increase (decrease)	$(1,037)	$1,000	$(1,356,887)	$(3,059,922)

	Class S		Class S2
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

FMRsm Mid Cap Growth (Number of Shares)
Shares sold	302,094	655,712	42,603	173,813
Shares redeemed	(9,438,665)	(10,715,571)	(201,959)	(198,256)

Net decrease in shares outstanding	(9,136,571)	(10,059,859)	(159,356)	(24,443)

FMRsm Mid Cap Growth ($)
Shares sold	$3,934,177	$8,095,326	$543,174	$2,121,092
Shares redeemed	(121,822,815)	(129,095,226)	(2,588,087)	(2,374,082)

Net decrease	$(117,888,638)	$(120,999,900)	$(2,044,913)	$(252,990)

*	Class S2 of FMRsm Large Cap Growth and Class ADV of FMRsm Mid Cap Growth were fully redeemed as of December 28, 2007.

(1)	Commencement of operations.

(2)	Class S2 was fully redeemed on May 1, 2006 and recommenced operations on December 29, 2006.

135

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 9 — CAPITAL SHARE TRANSACTIONS (continued)

	Class ADV		Class I
		December 29,		April 28,
	Year Ended	2006(1) to	Year Ended	2006(1) to
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Franklin Income (Number of Shares)
Shares sold	2	91	16,036,750	2,537,347
Dividends reinvested	—	—	54,638	—
Shares redeemed	—	—	(800,328)	(232,186)

Net increase in shares outstanding	2	91	15,291,060	2,305,161

Franklin Income ($)
Shares sold	$22	$1,000	$183,324,475	$25,392,766
Dividends reinvested	—	—	627,241	—
Shares redeemed	—	—	(8,984,784)	(2,392,210)

Net increase	$22	$1,000	$174,966,932	$23,000,556

	Class S		Class S2
		April 28,		May 3,
	Year Ended	2006(1) to	Year Ended	2006(1) to
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Franklin Income (Number of Shares)
Shares sold	20,538,499	16,618,985	624,997	274,692
Dividends reinvested	319,317	—	7,496	—
Shares redeemed	(3,686,991)	(500,639)	(89,676)	(9,984)

Net increase in shares outstanding	17,170,825	16,118,346	542,817	264,708

Franklin Income ($)
Shares sold	$233,713,867	$172,310,994	$7,118,346	$2,826,522
Dividends reinvested	3,656,180	—	85,751	—
Shares redeemed	(41,861,477)	(5,116,963)	(1,011,081)	(102,363)

Net increase	$195,508,570	$167,194,031	$6,193,016	$2,724,159

	Class ADV	Class I	Class S
	April 30,	April 30,	April 30,
	2007(1) to	2007(1) to	2007(1) to
	December 31,	December 31,	December 31,
	2007	2007	2007

Franklin Mutual Shares (Number of Shares)
Shares sold	102	18,389,255	24,553,856
Dividends reinvested	—	20,353	7,260
Shares redeemed	—	(222,129)	(2,043,952)

Net increase in shares outstanding	102	18,187,479	22,517,164

Franklin Mutual Shares ($)
Shares sold	$1,020	$181,824,270	$238,660,828
Dividends reinvested	—	197,021	70,208
Shares redeemed	—	(2,171,939)	(20,090,005)

Net increase	$1,020	$179,849,352	$218,641,031

(1)	Commencement of operations.

136

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 9 — CAPITAL SHARE TRANSACTIONS (continued)

	Class ADV		Class I
		April 28,
	Year Ended	2006(1) to	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Lord Abbett Affiliated (Number of Shares)
Shares sold	1	79	12,321,655	7,096,170
Dividends reinvested	—	—	67,382	612,996
Shares redeemed	—	—	(8,335,079)	(631,819)

Net increase in shares outstanding	1	79	4,053,958	7,077,347

Lord Abbett Affiliated ($)
Shares sold	$10	$1,016	$153,653,480	$90,091,541
Dividends reinvested	—	—	873,948	7,012,672
Shares redeemed	—	—	(107,714,597)	(7,812,128)

Net increase	$10	$1,016	$46,812,831	$89,292,085

	Class S		Class S2
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Lord Abbett Affiliated (Number of Shares)
Shares sold	198,553	2,839,154	13,747	79,654
Dividends reinvested	451,361	1,161,236	11,199	26,279
Shares redeemed	(3,352,524)	(6,039,105)	(45,419)	(48,394)

Net increase (decrease) in shares outstanding	(2,702,610)	(2,038,715)	(20,473)	57,539

Lord Abbett Affiliated ($)
Shares sold	$2,564,376	$34,549,452	$175,322	$968,295
Dividends reinvested	5,858,662	13,296,149	144,688	299,840
Shares redeemed	(43,290,451)	(77,133,952)	(587,264)	(587,768)

Net increase (decrease)	$(34,867,413)	$(29,288,351)	$(267,254)	$680,367

	Class ADV		Class I
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

T. Rowe Price Capital Appreciation (Number of Shares)
Shares sold	1,647,271	870,986	3,452,163	1,188,012
Dividends reinvested	470,445	208,788	560,828	281,267
Shares redeemed	(2,204,295)	(365,391)	(615,835)	(315,712)

Net increase (decrease) in shares outstanding	(86,579)	714,383	3,397,156	1,153,567

T. Rowe Price Capital Appreciation ($)
Shares sold	$43,317,291	$22,146,708	$87,283,638	$30,795,999
Dividends reinvested	11,779,951	4,950,803	14,357,185	6,815,676
Shares redeemed	(54,135,566)	(9,296,614)	(15,939,316)	(8,058,765)

Net increase	$961,676	$17,800,897	$85,701,507	$29,552,910

(1)	Commencement of operations.

137

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 9 — CAPITAL SHARE TRANSACTIONS (continued)

	Class S		Class S2
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

T. Rowe Price Capital Appreciation (Number of Shares)
Shares sold	13,593,397	11,096,313	238,088	577,905
Dividends reinvested	13,540,868	7,898,714	533,814	328,871
Shares redeemed	(6,045,562)	(4,387,445)	(505,131)	(193,505)

Net increase in shares outstanding	21,088,703	14,607,582	266,771	713,271

T. Rowe Price Capital Appreciation ($)
Shares sold	$349,712,739	$283,821,862	$6,119,570	$14,744,297
Dividends reinvested	346,510,810	190,524,791	13,585,556	7,876,457
Shares redeemed	(157,124,994)	(111,655,565)	(13,046,353)	(4,923,597)

Net increase	$539,098,555	$362,691,088	$6,658,773	$17,697,157

	Class ADV		Class I
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

T. Rowe Price Equity Income (Number of Shares)
Shares sold	369,260	892,162	7,139,081	675,470
Dividends reinvested	92,887	124,622	313,361	209,325
Shares redeemed	(886,085)	(447,920)	(585,999)	(2,138,883)

Net increase (decrease) in shares outstanding	(423,938)	568,864	6,866,443	(1,254,088)

T. Rowe Price Equity Income ($)
Shares sold	$5,751,283	$12,679,136	$113,289,796	$9,755,005
Dividends reinvested	1,475,045	1,692,366	5,048,245	2,878,220
Shares redeemed	(13,610,212)	(6,566,602)	(9,196,731)	(31,143,075)

Net increase (decrease)	$(6,383,884)	$7,804,900	$109,141,310	$(18,509,850)

	Class S		Class S2
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

T. Rowe Price Equity Income (Number of Shares)
Shares sold	4,910,892	8,599,479	752,858	1,348,785
Dividends reinvested	3,837,701	4,480,573	206,581	195,666
Shares redeemed	(10,766,710)	(10,156,510)	(382,284)	(331,437)

Net increase (decrease) in shares outstanding	(2,018,117)	2,923,542	577,155	1,213,014

T. Rowe Price Equity Income ($)
Shares sold	$77,666,953	$124,147,004	$11,890,271	$19,494,936
Dividends reinvested	61,748,613	61,563,070	3,303,226	2,674,754
Shares redeemed	(168,790,632)	(146,472,083)	(5,992,935)	(4,791,080)

Net increase (decrease)	$(29,375,066)	$39,237,991	$9,200,562	$17,378,610

138

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 9 — CAPITAL SHARE TRANSACTIONS (continued)

	Class ADV		Class I
		December 29,		April 28,
	Year Ended	2006(1) to	Year Ended	2006(1) to
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Templeton Global Growth (Number of Shares)
Shares sold	2	69	12,469,085	74
Dividends reinvested	—	—	56,455	—
Shares redeemed	—	—	(185,398)	—

Net increase in shares outstanding	2	69	12,340,142	74

Templeton Global Growth ($)
Shares sold	$29	$1,000	$183,865,529	$1,088
Dividends reinvested	—	—	856,986	—
Shares redeemed	—	—	(2,691,800)	—

Net increase	$29	$1,000	$182,030,715	$1,088

	Class S		Class S2
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Templeton Global Growth (Number of Shares)
Shares sold	2,492,579	3,006,817	50,020	105,274
Dividends reinvested	1,028,555	3,937,258	17,514	70,804
Shares redeemed	(4,136,169)	(1,875,569)	(85,113)	(64,549)

Net increase (decrease) in shares outstanding	(615,035)	5,068,506	(17,579)	111,529

Templeton Global Growth ($)
Shares sold	$37,157,931	$41,198,578	$735,495	$1,429,046
Dividends reinvested	15,644,316	50,160,670	264,637	896,378
Shares redeemed	(60,601,696)	(26,170,693)	(1,240,141)	(897,101)

Net increase (decrease)	$(7,799,449)	$65,188,555	$(240,009)	$1,428,323

	Class ADV*		Class I*
		April 28,		April 28,
	Year Ended	2006(1) to	Year Ended	2006(1) to
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

UBS U.S. Allocation (Number of Shares)
Shares sold	1	99	1	98
Dividends reinvested	—	2	—	2
Shares redeemed	(100)	(2)	(99)	(2)

Net increase (decrease) in shares outstanding	(99)	99	(98)	98

UBS U.S. Allocation ($)
Shares sold	$10	$1,015	$10	$1,015
Dividends reinvested	—	16	—	16
Shares redeemed	(999)	(16)	(1,008)	(16)

Net increase (decrease)	$(989)	$1,015	$(998)	$1,015

*	Class ADV and class I were fully redeemed as of December 28, 2007.

(1)	Commencement of operations.

139

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 9 — CAPITAL SHARE TRANSACTIONS (continued)

	Class S		Class S2
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

UBS U.S. Allocation (Number of Shares)
Shares sold	82,489	257,159	1,844	71,480
Dividends reinvested	925,636	159,316	46,921	6,984
Shares redeemed	(2,204,638)	(2,604,356)	(83,857)	(61,832)

Net increase (decrease) in shares outstanding	(1,196,513)	(2,187,881)	(35,092)	16,632

UBS U.S. Allocation ($)
Shares sold	$891,031	$2,627,911	$19,496	$729,075
Dividends reinvested	9,793,446	1,599,532	494,080	69,842
Shares redeemed	(23,851,016)	(26,723,475)	(890,601)	(647,856)

Net increase (decrease)	$(13,166,539)	$(22,496,032)	$(377,025)	$151,061

	Class ADV		Class I
		December 29,
	Year Ended	2006(1) to	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Van Kampen Capital Growth (Number of Shares)
Shares sold	1	85	1,778	44,200
Dividends reinvested	—	—	87,481	115,548
Shares redeemed	—	—	(666,877)	(743,546)

Net increase (decrease) in shares outstanding	1	85	(577,618)	(583,798)

Van Kampen Capital Growth ($)
Shares sold	$10	$995	$22,554	$528,966
Dividends reinvested	—	—	1,121,509	1,298,757
Shares redeemed	—	—	(8,622,256)	(8,526,841)

Net increase (decrease)	$10	$995	$(7,478,193)	$(6,699,118)

	Class S		Class S2
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Van Kampen Capital Growth (Number of Shares)
Shares sold	337,140	1,063,546	43,200	166,516
Dividends reinvested	151,499	170,803	36,880	40,601
Shares redeemed	(1,317,343)	(1,602,607)	(168,881)	(160,877)

Net increase (decrease) in shares outstanding	(828,704)	(368,258)	(88,801)	46,240

Van Kampen Capital Growth ($)
Shares sold	$4,160,084	$12,488,693	$573,274	$1,922,110
Dividends reinvested	1,930,101	1,912,998	467,271	453,112
Shares redeemed	(16,998,018)	(18,717,513)	(2,184,631)	(1,852,411)

Net increase (decrease)	$(10,907,833)	$(4,315,822)	$(1,144,086)	$522,811

(1)	Commencement of operations.

140

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 9 — CAPITAL SHARE TRANSACTIONS (continued)

	Class ADV		Class I
		December 29,		April 28,
	Year Ended	2006(1) to	Year Ended	2006(1) to
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Van Kampen Global Franchise (Number of Shares)
Shares sold	2	63	—	68

Net increase in shares outstanding	2	63	—	68

Van Kampen Global Franchise ($)
Shares sold	$33	$1,000	$—	$1,019

Net increase	$33	$1,000	$—	$1,019

	Class S		Class S2
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Van Kampen Global Franchise (Number of Shares)
Shares sold	4,124,923	4,538,263	87,186	540,733
Dividends reinvested	619,886	927,065	152,306	286,878
Shares redeemed	(3,890,805)	(1,417,129)	(397,822)	(314,174)

Net increase (decrease) in shares outstanding	854,004	4,048,199	(158,330)	513,437

Van Kampen Global Franchise ($)
Shares sold	$69,919,486	$67,258,769	$1,442,031	$7,899,915
Dividends reinvested	10,482,273	13,219,949	2,561,781	4,076,540
Shares redeemed	(65,119,957)	(21,044,896)	(6,621,913)	(4,618,871)

Net increase (decrease)	$15,281,802	$59,433,822	$(2,618,101)	$7,357,584

	Class ADV		Class I
				April 28,
	Year Ended	Year Ended	Year Ended	2006(1) to
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Van Kampen Growth and Income (Number of Shares)
Shares sold	54,757	291,692	85,124	476,474
Dividends reinvested	19,361	28,631	39,406	9,336
Shares redeemed	(175,897)	(51,007)	(75,696)	(17,839)

Net increase (decrease) in shares outstanding	(101,779)	269,316	48,834	467,971

Van Kampen Growth and Income ($)
Shares sold	$1,558,142	$7,996,786	$2,414,795	$13,362,849
Dividends reinvested	543,671	715,206	1,120,694	235,638
Shares redeemed	(5,000,647)	(1,380,080)	(2,153,318)	(487,926)

Net increase (decrease)	$(2,898,834)	$7,331,912	$1,382,171	$13,110,561

(1)	Commencement of operations.

141

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 9 — CAPITAL SHARE TRANSACTIONS (continued)

	Class S		Class S2
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Van Kampen Growth and Income (Number of Shares)
Shares sold	1,388,552	3,320,716	80,296	227,737
Dividends reinvested	2,604,929	3,562,445	219,176	287,778
Shares redeemed	(6,581,019)	(3,837,926)	(275,815)	(260,002)

Net increase (decrease) in shares outstanding	(2,587,538)	3,045,235	23,657	255,513

Van Kampen Growth and Income ($)
Shares sold	$39,523,843	$91,809,306	$2,252,670	$6,281,882
Dividends reinvested	74,214,439	90,129,856	6,213,734	7,249,139
Shares redeemed	(184,811,564)	(104,051,700)	(7,769,202)	(7,045,692)

Net increase (decrease)	$(71,073,282)	$77,887,462	$697,202	$6,485,329

	Class ADV		Class I
		April 17,
	Year Ended	2006(1) to	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Van Kampen Real Estate (Number of Shares)
Shares sold	25,964	16,418	6,883,680	6,586,028
Dividends reinvested	2,852	581	839,687	471,756
Shares redeemed	(12,771)	(2,793)	(1,635,085)	(1,620,275)

Net increase in shares outstanding	16,045	14,206	6,088,282	5,437,509

Van Kampen Real Estate ($)
Shares sold	$947,818	$573,749	$227,294,407	$229,033,625
Dividends reinvested	95,745	19,003	28,633,333	15,567,957
Shares redeemed	(436,353)	(97,978)	(62,982,961)	(56,968,443)

Net increase	$607,210	$494,774	$192,944,779	$187,633,139

	Class S		Class S2
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Van Kampen Real Estate (Number of Shares)
Shares sold	2,909,883	4,636,944	74,775	107,702
Dividends reinvested	3,005,583	2,171,668	126,240	93,386
Shares redeemed	(9,593,179)	(12,196,884)	(178,002)	(81,076)

Net increase (decrease) in shares outstanding	(3,677,713)	(5,388,272)	23,013	120,012

Van Kampen Real Estate ($)
Shares sold	$105,220,279	$161,230,409	$2,459,468	$3,674,175
Dividends reinvested	102,129,722	71,447,888	4,273,222	3,063,055
Shares redeemed	(337,539,856)	(413,075,865)	(6,151,593)	(2,826,607)

Net increase (decrease)	$(130,189,855)	$(180,397,568)	$581,097	$3,910,623

(1)	Commencement of operations.

142

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 9 — CAPITAL SHARE TRANSACTIONS (continued)

	Class ADV		Class I
		August 24,		April 28,
	Year Ended	2006(1) to	Year Ended	2006(1) to
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Wells Fargo Disciplined Value (Number of Shares)
Shares sold	3,186	382	—	63
Dividends reinvested	34	—	—	—
Shares redeemed	(715)	(230)	—	(1)

Net increase (decrease) in shares outstanding	2,505	152	—	62

Wells Fargo Disciplined Value ($)
Shares sold	$57,926	$6,184	$—	$1,036
Dividends reinvested	637	—	—	—
Shares redeemed	(12,888)	(3,895)	—	(16)

Net increase (decrease)	$45,675	$2,289	$—	$1,020

	Class S		Class S2
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Wells Fargo Disciplined Value (Number of Shares)
Shares sold	388,979	1,054,914	7,023	40,730
Dividends reinvested	142,503	98,260	2,337	1,329
Shares redeemed	(3,714,938)	(3,438,663)	(31,966)	(33,364)

Net increase (decrease) in shares outstanding	(3,183,456)	(2,285,489)	(22,606)	8,695

Wells Fargo Disciplined Value ($)
Shares sold	$7,071,695	$17,137,147	$125,373	$657,952
Dividends reinvested	2,664,803	1,594,774	43,496	21,475
Shares redeemed	(67,455,048)	(56,148,044)	(573,238)	(543,614)

Net increase (decrease)	$(57,718,550)	$(37,416,123)	$(404,369)	$135,813

	Class ADV		Class I
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Wells Fargo Small Cap Disciplined (Number of Shares)
Shares sold	27,973	40,382	4,710,753	10,050,468
Dividends reinvested	—	702	—	225,710
Shares redeemed	(31,709)	(4,959)	(1,225,735)	(479,530)

Net increase (decrease) in shares outstanding	(3,736)	36,125	3,485,018	9,796,648

Wells Fargo Small Cap Disciplined ($)
Shares sold	$326,093	$442,033	$54,527,051	$110,582,313
Dividends reinvested	—	7,994	—	2,577,606
Shares redeemed	(367,729)	(52,686)	(14,285,244)	(5,296,335)

Net increase (decrease)	$(41,636)	$397,341	$40,241,807	$107,863,584

(1)	Commencement of operations.

143

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 9 — CAPITAL SHARE TRANSACTIONS (continued)

	Class S		Class S2
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Wells Fargo Small Cap Disciplined (Number of Shares)
Shares sold	1,030,073	10,935,054	9,518	128,572
Dividends reinvested	—	120,625	—	2,475
Shares redeemed	(2,743,538)	(6,187,682)	(66,277)	(15,754)

Net increase (decrease) in shares outstanding	(1,713,465)	4,867,997	(56,759)	115,293

Wells Fargo Small Cap Disciplined ($)
Shares sold	$11,850,381	$117,337,291	$110,513	$1,390,427
Dividends reinvested	—	1,376,327	—	28,189
Shares redeemed	(31,723,406)	(67,871,967)	(748,607)	(177,735)

Net increase (decrease)	$(19,873,025)	$50,841,651	$(638,094)	$1,240,881

NOTE 10 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Portfolios’ Board, the following securities have been deemed to be illiquid. Each Portfolio currently limits investment in illiquid securities to 15% of the Portfolio’s net assets, at market value, at time of purchase.

		Principal/	Initial			Percent
		Shares/	Acquisition			of Net
Portfolio	Security	# Contracts	Date	Cost	Value	Assets

T. Rowe Price Capital Appreciation	Affiliated Managers Group, Inc.	351,200	03/29/06	$17,260,266	$18,525,800	0.5%
	Amgen, Inc., 0.375%, due 02/01/13	21,880,000	02/14/06	21,932,167	19,336,450	0.5
	Newmont Mining Corp., 1.250%, due 07/15/14	2,741,000	07/12/07	2,741,000	3,446,808	0.1
	Newmont Mining Corp., 1.625%, due 07/15/17	1,227,000	07/12/07	1,227,000	1,532,216	0.0
	Newport Corp., 2.500%, due 02/15/12	3,575,000	04/27/07	3,376,928	3,132,594	0.1
	Microchip Technology, Inc., 2.125%, due 12/15/37	7,715,000	12/04/07	7,715,000	8,129,681	0.2
	Teco Finance, Inc., 7.000%, due 05/01/12	3,875,000	12/21/07	3,875,000	3,875,000	0.1

				$58,127,361	$57,978,549	1.5

Franklin Mutual Shares	Cerberus FIM Investors I Auto Finance LLC	407,000	07/26/07	$394,345	$372,373	0.1%
	Cerberus FIM Investors II Auto Finance LLC	407,000	07/26/07	394,345	372,373	0.1
	Cerberus FIM Investors IIII Auto Finance LLC	203,500	07/26/07	197,173	186,186	0.0
	Cerberus FIM Investors I Auto Finance LLC, 12.000%, due 07/31/14	407,000	07/26/07	394,763	372,373	0.1
	Cerberus FIM Investors II Auto Finance LLC, 12.000%, due 07/31/14	407,000	07/26/07	394,763	372,373	0.1
	Cerberus FIM Investors IIII Auto Finance LLC, 12.000%, due 07/31/14	203,500	07/26/07	197,381	186,186	0.0
	Dana Corp.	904	12/27/07	90,400	90,400	0.0
	Kindred Healthcare, Inc.	3,241	08/17/07	61,456	80,960	0.0
	Call Option OTC Kindred Healthcare, Inc. Strike @ 19.87-Exp 01/01/12	3	08/17/07	—	33	0.0
	Call Option OTC Kindred Healthcare, Inc. Strike @ 6.94-Exp 01/01/13	3	08/17/07	36	57	0.0
	Call Option OTC Kindred Healthcare, Inc. Strike @ 19.87-Exp 01/01/14	2	08/17/07	—	22	0.0
	Call Option OTC Kindred Healthcare, Inc. Strike @ 21.33-Exp 01/10/15	1	08/17/07	—	10	0.0
	Call Option OTC Kindred Healthcare, Inc. Strike @ 18.15-Exp 07/17/11	11	08/17/07	9	130	0.0

				$2,124,671	$2,033,476	0.4%

144

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 11 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon Corporation (“BNY”), the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The collateral received is reflected in the Portfolio of Investments as collateral for securities loaned. Generally, in the event of counterparty default, a Portfolio has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral. A Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. At December 31, 2007, the Portfolios had securities on loan with the following market values:

	Value of
	Securities	Value of
Portfolio	Loaned	Collateral

AllianceBernstein Mid Cap Growth	$164,440,024	$170,558,306
BlackRock Large Cap Growth	38,398,432	39,538,089
BlackRock Large Cap Value	19,966,971	20,578,825
Capital Guardian U.S. Equities	111,367,725	116,153,896
FMRsm Diversified Mid Cap	319,086,304	332,109,936
FMRsm Mid Cap Growth	114,104,315	117,873,553
Franklin Income	19,683,069	20,287,544
Lord Abbett Affiliated	32,764,299	33,798,560
T. Rowe Price Capital Appreciation	706,584,847	722,651,162
T. Rowe Price Equity Income	120,966,698	124,903,325
Templeton Global Growth	74,457,677	78,081,219
UBS U.S. Allocation	13,434,976	13,846,339
Van Kampen Capital Growth	19,393,540	20,134,396
Van Kampen Global Franchise	34,386,521	36,020,700
Van Kampen Growth and Income	88,489,469	92,352,968
Van Kampen Real Estate	62,605,971	64,381,021
Wells Fargo Disciplined Value	39,603,773	40,444,962
Wells Fargo Small Cap Disciplined	49,576,606	51,497,610

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS

Non-Diversified.  Certain Portfolios are each classified as non-diversified investment companies under the 1940 Act, which means that each Portfolio is not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of a Portfolio. The investment of a large percentage of a Portfolio’s assets in the securities of a small number of issuers may cause the Portfolios’ share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as nondiversified, a Portfolio may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Portfolio would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Concentration.  Certain Portfolios concentrate (for purposes of the 1940 Act) their assets in securities related to a particular industry, which means that at least 25% of their assets will be invested in that particular industry at all times. As a result, a Portfolio may be subject to greater market fluctuation than a portfolio which has securities representing a broader range of investment alternatives.

Foreign Securities.  Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Portfolios may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Portfolios investments.

Emerging Markets Risk.  Emerging market countries are generally defined as countries in the initial stage of their industrialization cycles with low per capita income. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced

145

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS (continued)

significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

High-Yield, Lower-Grade Debt Securities Risk.  High-yield debt securities (commonly referred to as “junk bonds”) generally present greater credit risk that an issuer cannot make timely payment of interest or principal than an issuer of a higher quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market’s perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. The secondary market in which high-yield securities are traded may be less liquid than the market for higher grade bonds. It may be more difficult to value less liquid high-yield securities, and determination of their value may involve elements of judgment.

NOTE 13 — REORGANIZATIONS

On April 28, 2007, BlackRock Large Cap Growth, as listed below (“Acquiring Portfolio”), acquired the assets and certain liabilities of ING American Century Select Portfolio, also listed below (“Acquired Portfolio”), in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio’s shareholders. The number and value of shares issued by the Acquiring Portfolio are presented in Note 8 — Capital Share Transactions. Net assets and unrealized appreciation as of the reorganization date were as follows:

		Total Net Assets	Total Net Assets		Acquired Portfolio
Acquiring	Acquired	of Acquired	of Acquiring	Acquired Capital Loss	Unrealized	Conversion
Portfolio	Portfolio	Portfolio (000’s)	Portfolio (000’s)	Carryforward (000’s)	Appreciation (000’s)	Ratio

BlackRock Large Cap Growth	ING American Century Select Portfolio	$309,021	$171,136	$14,435	$48,268	0.78

The net assets of BlackRock Large Cap Growth after the acquisition were approximately $480,156,861.

On April 28, 2007, FMRsm Diversified Mid Cap, as listed below (“Acquiring Portfolio”), acquired the assets and certain liabilities of ING Capital Guardian Small/Mid Cap Portfolio, also listed below (“Acquired Portfolio”), in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio’s shareholders. The number and value of shares issued by the Acquiring Portfolio are presented in Note 8 — Capital Share Transactions. Net assets and unrealized appreciation as of the reorganization date were as follows:

		Total Net Assets	Total Net Assets		Acquired Portfolio
Acquiring	Acquired	of Acquired	of Acquiring	Acquired Capital Loss	Unrealized	Conversion
Portfolio	Portfolio	Portfolio (000’s)	Portfolio (000’s)	Carryforward (000’s)	Appreciation (000’s)	Ratio

FMRsm Diversified Mid Cap	ING Capital Guardian Small/Mid Cap Portfolio
Class ADV	Class ADV	$1	$6,636	$—	$—	0.96
Class I	Class I	1	88,317	—	—	0.95
Class S	Class S	433,739	697,221	131,809	81,197	0.96
Class S2	Class S2	9,520	46,682	2,893	1,632	0.96

		$443,261	$838,856	$134,702	$82,829

The net assets of FMRsm Diversified Mid Cap after the acquisition were approximately $1,282,118,050.

On December 16, 2006, BlackRock Large Cap Growth, as listed below (“Acquiring Portfolio”), acquired the assets and certain liabilities of ING VP LargeCap Growth Portfolio, also listed below (“Acquired Portfolio”), in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio’s shareholders. The number and value of shares issued by the Acquiring Portfolio are

146

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 13 — REORGANIZATIONS (continued)

presented in Note 8 — Capital Share Transactions. Net assets and unrealized appreciation as of the reorganization date were as follows:

		Total Net Assets	Total Net Assets		Acquired Portfolio
Acquiring	Acquired	of Acquired	of Acquiring	Acquired Capital Loss	Unrealized	Conversion
Portfolio	Portfolio	Portfolio (000’s)	Portfolio (000’s)	Carryforward (000’s)	Appreciation (000’s)	Ratio

BlackRock Large Cap Growth	ING VP LargeCap Growth Portfolio	$2,171	$159,988	$—	$249	0.73

The net assets of BlackRock Large Cap Growth after the acquisition were approximately $162,158,271.

NOTE 14 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of December 31, 2007:

			Accumulated
	Paid-in	Undistributed Net	Net Realized
	Capital	Investment Income	Gains/(Losses)

AllianceBernstein Mid Cap Growth	$—	$3,794,681	$(3,794,681)
BlackRock Inflation Protected Bond	(14,560)	244,785	(230,225)
BlackRock Large Cap Growth	—	(397,366)	397,366
Capital Guardian U.S. Equities	—	(2,727)	2,727
FMRsm Diversified Mid Cap	—	967,154	(967,154)
FMRsm Mid Cap Growth	(328,918)	325,643	3,275
Franklin Income	—	(10,380)	10,380
Franklin Mutual Shares	(30,366)	(1,264,973)	1,295,339
Lord Abbett Affiliated	—	106	(106)
T. Rowe Price Capital Appreciation	—	(148,703)	148,703
T. Rowe Price Equity Income	—	(2,826)	2,826
Templeton Global Growth	—	554,259	(554,259)
UBS U.S. Allocation	—	54,981	(54,981)
Van Kampen Capital Growth	—	3,323	(3,323)
Van Kampen Global Franchise	—	(4,524,557)	4,524,557
Van Kampen Real Estate	—	(576,562)	576,562

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

147

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 14 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2007		Year Ended December 31, 2006
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains

AllianceBernstein Mid Cap Growth	$26,592,890	$13,858,944	$31,051,544	$48,772,640
BlackRock Inflation Protected Bond	6,291,766	—	—	—
BlackRock Large Cap Growth	—	—	3,716,084	7,138,936
BlackRock Large Cap Value	2,165,989	4,107,060	2,541,043	822,529
Capital Guardian U.S. Equities	8,723,104	41,882,895	3,418,038	40,013,127
FMRsm Diversified Mid Cap	1,595,648	5,209,466	29,534,424	44,981,026
FMRsm Large Cap Growth	1,047,390	—	506,805	—
Franklin Income	4,369,184	—	—	—
Franklin Mutual Shares	270,431	—	—	—
Lord Abbett Affiliated	6,244,017	633,321	6,627,595	13,981,167
T. Rowe Price Capital Appreciation	71,779,671	314,453,831	37,778,297	172,389,432
T. Rowe Price Equity Income	24,299,640	47,275,489	23,852,011	44,956,399
Templeton Global Growth	13,968,680	2,797,328	3,859,922	47,197,257
UBS U.S. Allocation	2,621,636	7,665,890	1,669,406	—
Van Kampen Capital Growth	127,742	3,391,177	1,188,331	2,476,537
Van Kampen Global Franchise	—	13,044,118	5,852,545	11,444,001
Van Kampen Growth and Income	20,557,867	61,534,671	16,632,052	81,697,889
Van Kampen Real Estate	28,689,577	106,442,445	18,375,553	71,722,350
Wells Fargo Disciplined Value	2,708,950	—	1,616,257	—
Wells Fargo Small Cap Disciplined	—	—	3,892,752	97,364

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2007 were:

		Undistributed		Post-October	Post-October	Post-October
	Undistributed	Long-Term	Unrealized	Capital	Currency	PFIC	Capital
	Ordinary	Capital	Appreciation/	Losses	Losses	Losses	Loss	Expiration
	Income	Gains	(Depreciation)	Deferred	Deferred	Deferred	Carryforwards	Dates

AllianceBernstein Mid Cap Growth	$35,943,471	$40,413,954	$(31,495,356)	$—	$—	$—	$—	—
BlackRock Inflation Protected Bond	2,406,900	920,744	4,443,761	—	(218,561)	—	—	—
BlackRock Large Cap Growth	14,067,233	26,627,166	11,860,537	—	—	—	—	—
BlackRock Large Cap Value	1,088,555	8,955,806	8,190,835	—	—	—	—	—
Capital Guardian U.S. Equities	7,542,132	66,770,356	26,376,327	—	—	—	—	—
FMRsm Diversified Mid Cap	6,357,964	88,421,265	84,024,455	—	—	(909,924)	(6,910,232)	2008
							(15,139,993)	2009
							(39,330,800)	2010

							$(61,381,025)*

FMRsm Large Cap Growth	20,488,610	—	15,309,518	(9,515,233)	—	—	—	—
FMRsm Mid Cap Growth	—	—	2,172,574	(2,995,071)	—	—	(770,524,467)	2010
Franklin Income	24,211,751	1,354,742	(13,047,529)	(2,971,160)	(614)	—	—	—
Franklin Mutual Shares	550,090	124,515	(5,800,462)	—	—	(16,087)	—	—
Lord Abbett Affiliated	8,718,568	23,971,517	8,303,775	(557,576)	—	—	—	—
T. Rowe Price Capital Appreciation	118,255,891	266,766,768	147,289,900	—	(39,071)	—	—	—
T. Rowe Price Equity Income	30,804,952	97,756,718	152,033,730	—	—	—	—	—
Templeton Global Growth	8,680,200	24,543,755	51,013,947	—	(13,947)	(115,751)	—	—
UBS U.S. Allocation	4,024,892	6,375,661	5,480,547	—	—	—	—	—
Van Kampen Capital Growth	2,472,654	11,527,926	25,334,059	—	(3,233)	—	—	—
Van Kampen Global Franchise	9,372,977	25,241,346	86,886,667	—	—	—	—	—

148

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 14 — FEDERAL INCOME TAXES (continued)

		Undistributed		Post-October	Post-October	Post-October
	Undistributed	Long-Term	Unrealized	Capital	Currency	PFIC	Capital
	Ordinary	Capital	Appreciation/	Losses	Losses	Losses	Loss	Expiration
	Income	Gains	(Depreciation)	Deferred	Deferred	Deferred	Carryforwards	Dates

Van Kampen Growth and Income	24,316,559	56,125,275	141,731,829	—	—	—	—	—
Van Kampen Real Estate	39,024,621	187,986,448	6,253,290	—	(12,850)	—	—	—
Wells Fargo Disciplined Value	3,120,982	—	(7,370,350)	—	—	—	(48,554,811)	2010
Wells Fargo Small Cap Disciplined	9,310,973	10,449,347	(17,445,448)	—	—	—	—	—

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Portfolios’ major tax jurisdictions are federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2003.

Under U.S. federal income tax law, as specified in the Internal Revenue Code (the ”Code”) and U.S. Treasury regulations, the Portfolios must meet various technical requirements relating to fund administration, portfolio investments, and ”eligible investors” in the Portfolios. Complying with these requirements is a condition for beneficial tax treatment of certain insurance products that offer the Portfolios as investment options. The failure of the Portfolios to meet any of these complex requirements could result in an excise tax, administrative penalties imposed by the Internal Revenue Service, potential liability to insurers whose products include the Portfolios as investment options, and unanticipated costs associated with remedying a failure. It was disclosed in the Portfolio’s Annual Report for the year ended December 31, 2006, that an affiliate of a Portfolio’s investment adviser may have failed to limit the availability of T. Rowe Price Capital Appreciation for investment to ”eligible investors” under the Code. Management has determined that it is more likely than not the Portfolio would sustain their tax positions relative to this matter.

NOTE 15 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 was effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. However, acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the SEC indicated that they would not object if a fund implemented FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Portfolios has analyzed the tax positions of the Portfolios. Upon adoption of FIN 48, we identified no uncertain tax positions that have not met the more likely-than-not standard.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market

149

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 15 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of December 31, 2007, management of the Portfolios is currently assessing the impact in addition to expanded financial statement disclosures, if any, that will result from adopting SFAS No. 157.

NOTE 16 — INFORMATION REGARDING TRADING OF
ING’S U.S. MUTUAL FUNDS

As discussed in earlier supplements that were previously filed with the SEC, DSL, the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, DSL and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, DSL reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

DSL has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. DSL further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, DSL has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

DSL reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, DSL advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, DSL reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. DSL reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

150

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 16 — INFORMATION REGARDING TRADING OF
ING’S U.S. MUTUAL FUNDS (continued)

Other Regulatory Matters

The New York Attorney General and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of DSL were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation concerning their administration of the New Hampshire state employees deferred compensation plan.

Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

NOTE 17 — SUBSEQUENT EVENTS

Subsequent to December 31, 2007, the following Portfolio declared dividends from net investment income:

	Per Share Amount	Payable Date	Record Date

BlackRock Inflation Protected Bond
Class ADV	$0.0259	February 5, 2008	January 31, 2008
Class I	0.0289	February 5, 2008	January 31, 2008
Class S	0.0229	February 5, 2008	January 31, 2008

On December 5, 2007, the Board approved a proposal to reorganize each Portfolio (“Disappearing Portfolio”) into the following respective “Surviving Portfolio” (“Reorganization”):

Disappearing Portfolio	Surviving Portfolio

ING Van Kampen Large Cap Portfolio (formerly, FMRsm Large Cap Growth)	Van Kampen Capital Growth
ING Mid Cap Growth Portfolio (formerly, FMRsm Mid Cap Growth)	ING VP MidCap Opportunities Portfolio
ING UBS U.S. Allocation Portfolio	ING Van Kampen Equity and Income Portfolio

Effective January 31, 2008, Morgan Stanley Investment Management Inc. replaced Fidelity Management & Research Company as sub-adviser for FMRsm Large Cap Growth, with no change to the Portfolio’s investment objective or principal investment strategies. In connection with this change, “FMRsm Large Cap Growth” changed its name to “ING Van Kampen Large Growth Portfolio” and Dennis Lynch, David Cohen, Sam Chainani, Alexander Norton and Jason Yeung replaced the current portfolio managers.

Effective January 31, 2008, ING Investment Management Co. replaced Fidelity Management & Research Company as sub-adviser for FMRsm Mid Cap Growth, with no change to the Portfolio’s investment objective or principal investment strategies. In connection with this change, “FMRsm Mid Cap Growth” changed its name to “ING Mid Cap Growth Portfolio” and Richard Walsh and Jeff Bianchi replaced the current portfolio managers.

151

NOTE 17 — SUBSEQUENT EVENTS (continued)

PORTFOLIO OF INVESTMENTS
ING AllianceBernstein Mid Cap Growth Portfolio
as of December 31, 2007

Shares			Value

COMMON STOCK: 99.8%

		Airlines: 2.7%
616,420	@,L	Continental Airlines, Inc.	$13,715,345

			13,715,345

		Biotechnology: 7.0%
669,563	@	Applera Corp. — Celera Genomics Group	10,625,965
149,590	@	Celgene Corp.	6,912,554
1,152,450	@,@@	Compugen Ltd.	1,843,920
105,100	@,L	Illumina, Inc.	6,228,226
112,130	@,L	Myriad Genetics, Inc.	5,205,075
259,980	@,@@, L	Qiagen NV	5,472,579

			36,288,319

		Commercial Services: 3.9%
100,980	@	Apollo Group, Inc. — Class A	7,083,747
265,900	@,L	Quanta Services, Inc.	6,977,216
143,901	@,L	Vistaprint Ltd.	6,166,158

			20,227,121

		Computers: 6.2%
713,031	@	Network Appliance, Inc.	17,797,254
420,300	@	Sandisk Corp.	13,941,351

			31,738,605

		Diversified Financial Services: 6.3%
227,125	@,L	Interactive Brokers Group, Inc.	7,340,680
286,360	@	Nasdaq Stock Market, Inc.	14,171,956
550,130	@,L	TD Ameritrade Holding Corp.	11,035,608

			32,548,244

		Electric: 2.3%
255,960	@	AES Corp.	5,474,984
112,430	L	ITC Holdings Corp.	6,343,301

			11,818,285

		Electronics: 3.8%
146,920	@,L	Itron, Inc.	14,099,912
108,300	@	Thomas & Betts Corp.	5,311,032

			19,410,944

		Hand/Machine Tools: 2.0%
301,735	L	Baldor Electric Co.	10,156,400

			10,156,400

		Healthcare — Products: 9.9%
726,710	@,L	Cepheid, Inc.	19,148,809
1,462,215	@,L	Cerus Corp.	9,519,020
499,290	@,@@, L	Given Imaging Ltd.	11,608,493
155,100	@,L	Hologic, Inc.	10,646,064

			50,922,386

		Internet: 6.2%
760,198	@,L	Audible, Inc.	6,780,966
57,720	@@	Ctrip.com International Ltd. ADR	3,317,168
133,300	@	McAfee, Inc.	4,998,750
3,173,252	@	Move, Inc.	7,774,467
281,010	@,@@	Shanda Interactive Entertainment Ltd. ADR	9,368,873

			32,240,224

		Lodging: 5.7%
174,800	@,W,	Gaylord Entertainment Co.	7,074,156
L
691,500	@,@@, L	Melco PBL Entertainment Macau Ltd. ADR	7,993,740
249,995		Wyndham Worldwide Corp.	5,889,882
73,040	@,L	Wynn Resorts Ltd.	8,189,975

			29,147,753

		Machinery — Diversified: 1.0%
54,410		Flowserve Corp.	5,234,242

			5,234,242

		Mining: 1.6%
932,100	@,L	USEC, Inc.	8,388,900

			8,388,900

		Oil & Gas: 1.1%
195,200	@	Denbury Resources, Inc.	5,807,200

			5,807,200

		Pharmaceuticals: 0.9%
154,900	@,L	Alnylam Pharmaceuticals, Inc.	4,504,492

			4,504,492

		Pipelines: 1.2%
356,045		El Paso Corp.	6,138,216

			6,138,216

		Semiconductors: 17.2%
2,400,148	@,L	Advanced Micro Devices, Inc.	18,001,110
259,695	@,L	International Rectifier Corp.	8,821,839
225,644		KLA-Tencor Corp.	10,867,015
374,078	@	Lam Research Corp.	16,171,392
113,400	@	MEMC Electronic Materials, Inc.	10,034,766
500,610	@,L	Netlogic Microsystems, Inc.	16,119,642
238,598	@	Silicon Laboratories, Inc.	8,930,723

			88,946,487

		Software: 12.4%
309,070	@	Activision, Inc.	9,179,379
377,100	@,L	Nuance Communications, Inc.	7,044,228
941,045	@,L	Red Hat, Inc.	19,611,378
242,856	@,L	Salesforce.com, Inc.	15,224,643
313,100	@,L	THQ, Inc.	8,826,289
184,700	@,L	Verifone Holdings, Inc.	4,294,275

			64,180,192

		Telecommunications: 8.4%
155,700	@,L	Ciena Corp.	5,310,927
303,100	@,L	Infinera Corp.	4,498,004
1,470,231	@,L	JDS Uniphase Corp.	19,554,072
418,302	@	Juniper Networks, Inc.	13,887,626

			43,250,629

		Total Common Stock (Cost $518,365,397)	514,663,984

See Accompanying Notes to Financial Statements

152

PORTFOLIO OF INVESTMENTS
ING AllianceBernstein Mid Cap Growth Portfolio
as of December 31, 2007 (continued)

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 33.4%

		U.S. Government Agency Obligations: 0.3%
$1,612,000	Z	Federal Home Loan Bank, 3.050%, due 01/02/08	$1,611,727

		Total U.S. Government Agency Obligations (Cost $1,611,727)	1,611,727

		Securities Lending CollateralCC: 33.1%
170,558,306		Bank of New York Mellon Corp. Institutional Cash Reserves	170,558,306

		Total Securities Lending Collateral (Cost $170,558,306)	170,558,306

		Total Short-Term Investments (Cost $172,170,033)	172,170,033

	Total Investments in Securities
	(Cost $690,535,430)*	133.2%	$686,834,017
	Other Assets and Liabilities - Net	(33.2)	(171,242,497)

	Net Assets	100.0%	$515,591,520

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
W	When-issued or delayed delivery security
L	Loaned security, a portion or all of the security is on loan at December 31, 2007.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $718,329,373

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$37,977,954
Gross Unrealized Depreciation	(69,473,310)

Net Unrealized Depreciation	$(31,495,356)

See Accompanying Notes to Financial Statements

153

PORTFOLIO OF INVESTMENTS
ING BlackRock Inflation Protected Bond Portfolio
as of December 31, 2007

Principal
Amount			Value

CORPORATE BONDS/NOTES: 0.6%

		Diversified Financial Services: 0.6%
$590,000		Bear Stearns Cos., Inc., 4.560%, due 03/10/14	$528,788
800,000	S	SLM Corp., 5.660%, due 01/31/14	655,528

			1,184,316

		Total Corporate Bonds/Notes (Cost $1,224,786)	1,184,316

U.S. TREASURY OBLIGATIONS: 54.2%

		U.S. Treasury Bonds: 0.1%
280,000	S	4.625%, due 11/15/16	293,322

			293,322

		Treasury Inflation Indexed Protected Securities: 54.1%
11,254,890	S	0.875%, due 04/15/10	11,220,609
6,620,832	S	1.875%, due 07/15/13	6,824,634
6,665,225	S	1.875%, due 07/15/15	6,795,930
2,512,322		2.000%, due 04/15/12	2,604,572
6,287,026	S	2.000%, due 01/15/14	6,495,780
1,773,783		2.000%, due 01/15/26	1,767,133
6,694,790		2.375%, due 04/15/11	6,980,370
11,935,411		2.375%, due 01/15/17	12,598,387
9,482,619	S	2.375%, due 01/15/25	9,958,238
20,213,531	S	2.375%, due 01/15/27	21,382,135
2,016,200		2.625%, due 07/15/17	2,176,079
5,955,506	S	3.000%, due 07/15/12	6,451,957
4,520,064	S	3.375%, due 04/15/32	5,790,627
8,019,140	S	3.500%, due 01/15/11	8,626,846
2,363,994	S	3.625%, due 04/15/28	2,995,625
1,862,775		4.250%, due 01/15/10	1,988,222

			114,657,144

		Total U.S. Treasury Obligations (Cost $109,817,335)	114,950,466

ASSET-BACKED SECURITIES: 8.4%

		Automobile Asset-Backed Securities: 6.7%
2,185,811	C	Daimler Chrysler Auto Trust, 5.000%, due 05/08/10	2,189,454
2,099,440	C	Ford Credit Auto Owner Trust, 5.050%, due 03/15/10	2,103,145
2,157,972	C	Harley-Davidson Motorcycle Trust, 5.290%, due 01/18/11	2,160,194
1,990,811	C	Honda Auto Receivables Owner Trust, 5.300%, due 07/21/10	1,991,744
2,015,000	C	USAA Auto Owner Trust, 5.040%, due 04/15/10	2,020,756
1,631,429	C	USAA Auto Owner Trust, 5.320%, due 09/15/10	1,636,626
2,085,703	C	USAA Auto Owner Trust, 5.360%, due 02/15/11	2,095,563

			14,197,482

		Credit Card Asset-Backed Securities: 0.8%
1,600,000	C	Chase Issuance Trust, 5.120%, due 10/15/14	1,640,579

			1,640,579

		Home Equity Asset-Backed Securities: 0.5%
540,781	C	Citigroup Mortgage Loan Trust, Inc., 4.975%, due 03/25/37	516,413
592,412	C	HSI Asset Securitization Corp. Trust, 4.839%, due 10/25/36	565,615

			1,082,028

		Other Asset-Backed Securities: 0.4%
801,991	C	Countrywide Asset-Backed Certificates, 4.839%, due 07/25/37	776,715

			776,715

		Total Asset-Backed Securities (Cost $17,638,234)	17,696,804

COLLATERALIZED MORTGAGE OBLIGATIONS: 6.2%

		Collateralized Mortgage Obligations: 6.2%
2,653,688	C	Bear Stearns Adjustable Rate Mortgage Trust, 5.650%, due 07/25/36	2,654,830
1,641,000	C	Credit Suisse First Boston Mortgage Securities Corp., 6.505%, due 02/15/34	1,715,609
943,719	C	Deutsche Alternative-A Securities, Inc. Alternate Loan Trust, 4.863%, due 04/25/36	940,995
905,000	C	GMAC Commercial Mortgage Securities, Inc., 4.547%, due 12/10/41	898,286
565,000	C	GMAC Commercial Mortgage Securities, Inc., 6.957%, due 09/15/35	596,880
700,000	C	GMAC Commercial Mortgage Securities, Inc., 7.594%, due 08/16/33	746,948
1,440,432	C	JPMorgan Chase Commercial Mortgage Securities Corp., 6.044%, due 11/15/35	1,471,937
1,500,000	C	JPMorgan Chase Commercial Mortgage Securities Corp., 6.429%, due 04/15/35	1,577,568
216,046	C	LB-UBS Commercial Mortgage Trust, 5.642%, due 12/15/25	218,856
1,545,646	C	Prudential Securities Secured Financing Corp., 6.480%, due 11/01/31	1,554,021
775,000	C	Wachovia Bank Commercial Mortgage Trust, 5.742%, due 05/15/43	801,571

			13,177,501

		Total Collateralized Mortgage Obligations (Cost $12,908,538)	13,177,501

OTHER BONDS: 12.1%

		Foreign Government Bonds: 12.1%
EUR 6,982,606	S	Deutschland Inflation Linked Bond, 1.500%, due 04/15/16	9,755,016
EUR 7,188,860	S	France Government International Bond OAT, 1.800%, due 07/25/40	9,540,004
EUR 4,502,274	S	Italy Buoni Poliennali Del Tesoro, 0.950%, due 09/15/10	6,422,677

			25,717,697

		Total Other Bonds (Cost $24,042,958)	25,717,697

	Total Investments in Securities
	(Cost $165,631,851)*	81.5%	$172,726,784
	Other Assets and Liabilities - Net	18.5	39,311,706

	Net Assets	100.0%	$212,038,490

See Accompanying Notes to Financial Statements

154

PORTFOLIO OF INVESTMENTS
ING BlackRock Inflation Protected Bond Portfolio
as of December 31, 2007 (continued)

C	Bond may be called prior to maturity date.
S	All or a portion of this security is segregated for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
EUR	EU Euro

*	Cost for federal income tax purposes is $165,693,900

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$7,088,510
Gross Unrealized Depreciation	(55,626)

Net Unrealized Appreciation	$7,032,884

At December 31, 2007 the following forward currency contracts were outstanding for the ING BlackRock Inflation Protected Bond Portfolio:

			In		Unrealized
		Settlement	Exchange		Appreciation/
Currency	Buy/Sell	Date	For	Value	(Depreciation)
			USD

EURO EUR 21,000	Buy	1/23/08	30,236	$30,717	$480
EURO EUR 171,929	Buy	1/23/08	251,474	251,479	5

					$485

EURO EUR 17,357,893	Sell	1/23/08	24,596,134	25,389,250	$(793,116)
EURO EUR 509,645	Sell	1/23/08	738,004	745,454	(7,449)
EURO EUR 161,679	Sell	1/23/08	237,534	236,487	1,047
British Pound Sterling GBP 11,000	Sell	1/23/08	22,328	21,882	447

					$(799,071)

ING BlackRock Inflation Protected Bond Portfolio Open Futures Contracts on December 31, 2007

				Unrealized
	Number	Notional	Expiration	Appreciation/
Contract Description	of Contracts	Market Value ($)	Date	(Depreciation)

Long Contracts
90-Day Eurodollar	13	3,136,575	09/15/08	$2,289
U.S. Treasury 2-Year Note	72	15,138,000	03/31/08	13,970
U.S. Treasury 5-Year Note	35	3,859,844	03/31/08	26,510
U.S. Treasury 10-Year Note	18	2,041,031	03/19/08	32,867

				$75,636

Short Contracts
90-Day Eurodollar	13	(3,131,375)	09/14/09	$(1,006)
U.S. Treasury Long Bond	28	(3,258,500)	03/19/08	(62,678)

				$(63,684)

ING BlackRock Inflation Protected Bond Portfolio Total Return Swap Agreements Outstanding on December 31, 2007:

			Notional
	Termination		Principal	Unrealized
	Date		Amount	Appreciation

Receive total return on Barclays US Government Inflation Linked Bond All Maturities Index.
Pay a floating rate based on 3-month USD-LIBOR minus 4.5 bps and, if negative, the absolute value of the total return on the index. Counterparty: Barclays Bank PLC	01/31/08	USD	27,500,000	$564,624

				$564,624

See Accompanying Notes to Financial Statements

155

PORTFOLIO OF INVESTMENTS
ING BlackRock Large Cap Growth Portfolio
as of December 31, 2007

Shares			Value

COMMON STOCK: 99.8%

		Advertising: 1.0%
89,000		Omnicom Group	$4,230,170

			4,230,170

		Aerospace/Defense: 4.4%
69,000		DRS Technologies, Inc.	3,744,630
46,000		L-3 Communications Holdings, Inc.	4,873,240
53,000		Lockheed Martin Corp.	5,578,780
88,000		Raytheon Co.	5,341,600

			19,538,250

		Apparel: 1.1%
73,000	L	Nike, Inc.	4,689,520

			4,689,520

		Beverages: 2.0%
95,000	@	Hansen Natural Corp.	4,207,550
115,000		Pepsi Bottling Group, Inc.	4,537,900

			8,745,450

		Biotechnology: 2.1%
84,000	@	Biogen Idec, Inc.	4,781,280
50,000	@,L	Invitrogen Corp.	4,670,500

			9,451,780

		Chemicals: 2.4%
31,000		Monsanto Co.	3,462,390
45,000	@	Mosaic Co.	4,245,300
53,000	L	Sherwin-Williams Co.	3,076,120

			10,783,810

		Commercial Services: 5.2%
153,000	@@,L	Accenture Ltd.	5,512,590
73,000	@,L	Apollo Group, Inc. — Class A	5,120,950
122,000	@,L	Hewitt Associates, Inc.	4,671,380
46,000	@,L	ITT Educational Services, Inc.	3,922,420
58,000		McKesson Corp.	3,799,580

			23,026,920

		Computers: 15.0%
4,000	@	Apple, Inc.	792,320
263,000	@,L	Cadence Design Systems, Inc.	4,473,630
286,000	@	Dell, Inc.	7,009,860
57,000	@,L	DST Systems, Inc.	4,705,350
214,000		Electronic Data Systems Corp.	4,436,220
367,000	@	EMC Corp.	6,800,510
241,000		Hewlett-Packard Co.	12,165,680
107,000	L	International Business Machines Corp.	11,566,700
187,000		Seagate Technology, Inc.	4,768,500
191,000	@	Synopsys, Inc.	4,952,630
160,000	@	Western Digital Corp.	4,833,600

			66,505,000

		Diversified Financial Services: 1.1%
145,000	L	Janus Capital Group, Inc.	4,763,250

			4,763,250

		Electrical Components & Equipment: 1.6%
42,000	@,L	Energizer Holdings, Inc.	4,709,460
50,000		Hubbell, Inc.	2,580,000

			7,289,460

		Electronics: 6.2%
86,000	@	Agilent Technologies, Inc.	3,159,640
103,000		Applera Corp. — Applied Biosystems Group	3,493,760
126,000	@	Avnet, Inc.	4,406,220
42,000	@,@@	Mettler Toledo International, Inc.	4,779,600
95,000		PerkinElmer, Inc.	2,471,900
84,000	@	Thomas & Betts Corp.	4,119,360
65,000	@	Waters Corp.	5,139,550

			27,570,030

		Engineering & Construction: 1.1%
34,000		Fluor Corp.	4,954,480

			4,954,480

		Environmental Control: 0.8%
340,000	@,L	Allied Waste Industries, Inc.	3,746,800

			3,746,800

		Food: 1.1%
179,000		Kroger Co.	4,781,090

			4,781,090

		Healthcare — Products: 1.0%
84,000	@,L	Kinetic Concepts, Inc.	4,499,040

			4,499,040

		Healthcare — Services: 7.1%
103,000		Aetna, Inc.	5,946,190
88,000	@	Coventry Health Care, Inc.	5,214,000
69,000	@	Humana, Inc.	5,196,390
153,000		UnitedHealth Group, Inc.	8,904,600
69,000	@	WellPoint, Inc.	6,053,370

			31,314,550

		Housewares: 0.5%
38,000		Toro Co.	2,068,720

			2,068,720

		Insurance: 1.6%
57,000	@@	PartnerRe Ltd.	4,704,210
27,000	L	Transatlantic Holdings, Inc.	1,962,090
8,000	@@	XL Capital Ltd.	402,480

			7,068,780

		Internet: 2.6%
206,000	@	eBay, Inc.	6,837,140
122,000	@	McAfee, Inc.	4,575,000

			11,412,140

		Machinery — Diversified: 3.0%
27,000		Deere & Co.	2,514,240
11,000		Flowserve Corp.	1,058,200
99,000		Manitowoc Co., Inc.	4,834,170
73,000		Rockwell Automation, Inc.	5,034,080

			13,440,690

		Media: 1.3%
176,000		Walt Disney Co.	5,681,280

			5,681,280

		Mining: 1.1%
46,000	L	Southern Copper Corp.	4,835,980

			4,835,980

		Miscellaneous Manufacturing: 2.8%
111,000		Honeywell International, Inc.	6,834,270
76,000		Textron, Inc.	5,418,800

			12,253,070

		Office Furnishings: 0.7%
210,000		Steelcase, Inc.	3,332,700

			3,332,700

		Oil & Gas: 5.0%
88,000	L	ENSCO International, Inc.	5,246,560
66,000		ExxonMobil Corp.	6,183,540

See Accompanying Notes to Financial Statements

156

PORTFOLIO OF INVESTMENTS
ING BlackRock Large Cap Growth Portfolio
as of December 31, 2007 (continued)

Shares			Value

		Oil & Gas (continued)
115,000		Frontier Oil Corp.	$4,666,700
88,000		Valero Energy Corp.	6,162,640

			22,259,440

		Oil & Gas Services: 0.3%
34,000	@,L	Global Industries Ltd.	728,280
8,000	@	National Oilwell Varco, Inc.	587,680

			1,315,960

		Packaging & Containers: 2.2%
103,000	@	Owens-Illinois, Inc.	5,098,500
168,000		Packaging Corp. of America	4,737,600

			9,836,100

		Pharmaceuticals: 6.3%
84,000		Eli Lilly & Co.	4,484,760
76,000	@	Express Scripts, Inc.	5,548,000
61,000	@	Medco Health Solutions, Inc.	6,185,400
179,000		Merck & Co., Inc.	10,401,690
67,945		Pfizer, Inc.	1,544,390

			28,164,240

		Retail: 3.6%
34,000	@	Autozone, Inc.	4,076,940
126,000	@	Dollar Tree Stores, Inc.	3,265,920
84,000	@	GameStop Corp.	5,217,240
206,000	L	RadioShack Corp.	3,473,160

			16,033,260

		Semiconductors: 6.3%
263,000	@	Integrated Device Technology, Inc.	2,974,530
157,000		Intersil Corp.	3,843,360
88,000		KLA-Tencor Corp.	4,238,080
141,000	@	Novellus Systems, Inc.	3,887,370
160,000	@	Nvidia Corp.	5,443,200
225,000		Texas Instruments, Inc.	7,515,000

			27,901,540

		Software: 7.0%
137,000	@	BMC Software, Inc.	4,882,680
195,000		CA, Inc.	4,865,250
451,000	@	Compuware Corp.	4,004,880
225,000	L	Microsoft Corp.	8,010,000
420,000	@	Oracle Corp.	9,483,600

			31,246,410

		Telecommunications: 2.3%
99,000	@	Ciena Corp.	3,376,890
53,000	@	Cisco Systems, Inc.	1,434,710
157,000	@,L	Juniper Networks, Inc.	5,212,400

			10,024,000

		Total Common Stock (Cost $430,434,178)	442,763,910

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 9.0%

		U.S. Government Agency Obligations: 0.1%
$417,000	Z	Federal Home Loan Bank, 3.050%, due 01/02/08	$416,929

		Total U.S. Government Agency Obligations (Cost $416,929)	416,929

		Securities Lending CollateralCC: 8.9%
39,538,089		Bank of New York Mellon Corp. Institutional Cash Reserves	39,538,089

		Total Securities Lending Collateral (Cost $39,538,089)	39,538,089

		Total Short-Term Investments (Cost $39,955,018)	39,955,018

	Total Investments in Securities
	(Cost $470,389,196)*	108.8%	$482,718,928
	Other Assets and Liabilities - Net	(8.8)	(38,947,733)

	Net Assets	100.0%	$443,771,195

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2007.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $470,860,989

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$29,847,434
Gross Unrealized Depreciation	(17,989,495)

Net Unrealized Appreciation	$11,857,939

See Accompanying Notes to Financial Statements

157

PORTFOLIO OF INVESTMENTS
ING BlackRock Large Cap Value Portfolio
as of December 31, 2007

Shares			Value

COMMON STOCK: 99.4%

		Aerospace/Defense: 3.5%
6,000	L	DRS Technologies, Inc.	$325,620
19,000		L-3 Communications Holdings, Inc.	2,012,860
23,000		Northrop Grumman Corp.	1,808,720
35,000		Raytheon Co.	2,124,500

			6,271,700

		Banks: 0.7%
29,000		Bank of America Corp.	1,196,540

			1,196,540

		Beverages: 1.5%
47,000		Pepsi Bottling Group, Inc.	1,854,620
23,000		PepsiAmericas, Inc.	766,360

			2,620,980

		Biotechnology: 2.2%
37,000	@	Biogen Idec, Inc.	2,106,040
20,000	@,L	Invitrogen Corp.	1,868,200

			3,974,240

		Chemicals: 2.8%
20,000		FMC Corp.	1,091,000
2,000		Lubrizol Corp.	108,320
24,000	@	Mosaic Co.	2,264,160
26,000		Sherwin-Williams Co.	1,509,040

			4,972,520

		Commercial Services: 2.2%
5,000	@,L	Hewitt Associates, Inc.	191,450
17,000		Manpower, Inc.	967,300
29,000	L	McKesson Corp.	1,899,790
22,000		RR Donnelley & Sons Co.	830,280

			3,888,820

		Computers: 6.6%
93,000	@,L	Cadence Design Systems, Inc.	1,581,930
38,000	@,L	Computer Sciences Corp.	1,879,860
72,000		Electronic Data Systems Corp.	1,492,560
79,000	@	EMC Corp.	1,463,870
34,000		Hewlett-Packard Co.	1,716,320
23,000		International Business Machines Corp.	2,486,300
14,000		Seagate Technology, Inc.	357,000
32,000	@	Synopsys, Inc.	829,760

			11,807,600

		Diversified Financial Services: 5.5%
11,000		Citigroup, Inc.	323,840
8,000		Goldman Sachs Group, Inc.	1,720,400
55,000	L	Janus Capital Group, Inc.	1,806,750
92,000		JPMorgan Chase & Co.	4,015,800
39,000	@	Nasdaq Stock Market, Inc.	1,930,110

			9,796,900

		Electric: 0.8%
79,000	L	CMS Energy Corp.	1,373,020

			1,373,020

		Electrical Components & Equipment: 1.0%
15,000	@,L	Energizer Holdings, Inc.	1,681,950
4,000		Hubbell, Inc.	206,400

			1,888,350

		Electronics: 1.4%
13,000		Applera Corp. — Applied Biosystems Group	440,960
48,000	@,L	Avnet, Inc.	1,678,560
17,000		PerkinElmer, Inc.	442,340

			2,561,860

		Food: 1.1%
73,000		Kroger Co.	1,949,830

			1,949,830

		Forest Products & Paper: 1.1%
62,000		International Paper Co.	2,007,560

			2,007,560

		Gas: 0.1%
8,000		NiSource, Inc.	151,120

			151,120

		Hand/Machine Tools: 0.1%
7,000		Kennametal, Inc.	265,020

			265,020

		Healthcare — Products: 0.9%
30,000	@,L	Kinetic Concepts, Inc.	1,606,800

			1,606,800

		Healthcare — Services: 4.2%
35,000		Aetna, Inc.	2,020,550
31,000	@	Coventry Health Care, Inc.	1,836,750
4,000	@	Health Net, Inc.	193,200
13,000	@	Humana, Inc.	979,030
28,000	@	WellPoint, Inc.	2,456,440

			7,485,970

		Insurance: 13.9%
17,000	@@	ACE Ltd.	1,050,260
30,000	L	American Financial Group, Inc.	866,400
46,000		AON Corp.	2,193,740
45,000		Chubb Corp.	2,456,100
32,000		Cigna Corp.	1,719,360
18,000	L	CNA Financial Corp.	606,960
18,000	@@	Everest Re Group Ltd.	1,807,200
8,000		HCC Insurance Holdings, Inc.	229,440
12,000		Loews Corp.	604,080
40,000		Metlife, Inc.	2,464,800
18,000	@@,L	PartnerRe Ltd.	1,485,540
23,000	@@	RenaissanceRe Holdings Ltd.	1,385,520
53,000		Travelers Cos., Inc.	2,851,400
85,000		UnumProvident Corp.	2,022,150
42,000		WR Berkley Corp.	1,252,020
40,000	@@	XL Capital Ltd.	2,012,400

			25,007,370

		Internet: 2.1%
61,000	@	Expedia, Inc.	1,928,820
47,000	@	McAfee, Inc.	1,762,500

			3,691,320

		Machinery — Diversified: 3.3%
28,000	@,L	AGCO Corp.	1,903,440
31,000		Deere & Co.	2,886,720
5,000		Flowserve Corp.	481,000
19,000	@	Gardner Denver, Inc.	627,000

			5,898,160

		Media: 1.5%
82,000		Walt Disney Co.	2,646,960

			2,646,960

See Accompanying Notes to Financial Statements

158

PORTFOLIO OF INVESTMENTS
ING BlackRock Large Cap Value Portfolio
as of December 31, 2007 (continued)

Shares			Value

		Miscellaneous Manufacturing: 6.0%
135,000		General Electric Co.	$5,004,450
32,000		Honeywell International, Inc.	1,970,240
27,000		Parker Hannifin Corp.	2,033,370
18,000		SPX Corp.	1,851,300

			10,859,360

		Office/Business Equip: 1.1%
121,000		Xerox Corp.	1,958,990

			1,958,990

		Oil & Gas: 20.9%
74,000		Chevron Corp.	6,906,420
63,000		ConocoPhillips	5,562,900
30,000	L	ENSCO International, Inc.	1,788,600
126,000		ExxonMobil Corp.	11,804,940
45,000		Frontier Oil Corp.	1,826,100
48,000		Marathon Oil Corp.	2,921,280
42,000		Occidental Petroleum Corp.	3,233,580
2,000	L	Sunoco, Inc.	144,880
29,000		Tesoro Petroleum Corp.	1,383,300
28,000		Valero Energy Corp.	1,960,840

			37,532,840

		Packaging & Containers: 1.0%
38,000	@	Owens-Illinois, Inc.	1,881,000

			1,881,000

		Pharmaceuticals: 5.5%
26,000		AmerisourceBergen Corp.	1,166,620
46,000		Eli Lilly & Co.	2,455,940
51,000	@,L	King Pharmaceuticals, Inc.	522,240
19,000	@	Medco Health Solutions, Inc.	1,926,600
39,000		Merck & Co., Inc.	2,266,290
70,000		Pfizer, Inc.	1,591,100

			9,928,790

		Retail: 2.6%
41,000	@	Dollar Tree Stores, Inc.	1,062,720
53,000	L	Family Dollar Stores, Inc.	1,019,190
16,000		McDonald’s Corp.	942,560
94,000	L	RadioShack Corp.	1,584,840

			4,609,310

		Semiconductors: 1.7%
31,000	@,L	Integrated Device Technology, Inc.	350,610
5,000		Intersil Corp.	122,400
17,000		KLA-Tencor Corp.	818,720
63,000	@	Novellus Systems, Inc.	1,736,910

			3,028,640

		Software: 2.0%
37,000	@,L	BMC Software, Inc.	1,318,680
48,000	L	CA, Inc.	1,197,600
121,000	@	Compuware Corp.	1,074,480
5,000	@,L	Novell, Inc.	34,350

			3,625,110

		Telecommunications: 2.1%
70,000		AT&T, Inc.	2,909,200
135,000	@,L	Qwest Communications International, Inc.	946,350

			3,855,550

		Total Common Stock (Cost $169,719,934)	178,342,230

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 11.6%

		U.S. Government Agency Obligations: 0.1%
$230,000	Z	Federal Home Loan Bank, 3.050%, due 01/02/08	$229,961

		Total U.S. Government Agency Obligations (Cost $229,961)	229,961

		Securities Lending CollateralCC: 11.5%
20,578,825		Bank of New York Mellon Corp. Institutional Cash Reserves	20,578,825

		Total Securities Lending Collateral (Cost $20,578,825)	20,578,825

		Total Short-Term Investments (Cost $20,808,786)	20,808,786

	Total Investments in Securities
	(Cost $190,528,720)*	111.0%	$199,151,016
	Other Assets and Liabilities - Net	(11.0)	(19,764,734)

	Net Assets	100.0%	$179,386,282

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2007.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $190,960,181

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$15,961,641
Gross Unrealized Depreciation	(7,770,806)

Net Unrealized Appreciation	$8,190,835

See Accompanying Notes to Financial Statements

159

PORTFOLIO OF INVESTMENTS
ING Capital Guardian U.S. Equities Portfolio
as of December 31, 2007

Shares			Value

COMMON STOCK: 96.4%

		Advertising: 0.3%
32,000		Omnicom Group	$1,520,960

			1,520,960

		Aerospace/Defense: 1.8%
48,300		Boeing Co.	4,224,318
57,200		United Technologies Corp.	4,378,088

			8,602,406

		Agriculture: 1.1%
68,200		Altria Group, Inc.	5,154,556

			5,154,556

		Airlines: 0.2%
79,200		Southwest Airlines Co.	966,240

			966,240

		Auto Manufacturers: 0.8%
361,100	@,L	Ford Motor Co.	2,430,203
48,500	L	General Motors Corp.	1,207,165

			3,637,368

		Auto Parts & Equipment: 0.3%
41,000		Johnson Controls, Inc.	1,477,640

			1,477,640

		Banks: 3.5%
32,900	L	Capital One Financial Corp.	1,554,854
53,500		Fifth Third Bancorp.	1,344,455
28,000	L	SunTrust Bank	1,749,720
223,509	L	Wachovia Corp.	8,500,047
123,300	L	Wells Fargo & Co.	3,722,427

			16,871,503

		Beverages: 2.1%
19,800		Anheuser-Busch Cos., Inc.	1,036,332
53,400		Coca-Cola Co.	3,277,158
77,200		PepsiCo, Inc.	5,859,480

			10,172,970

		Biotechnology: 2.5%
138,900	@	Genentech, Inc.	9,316,023
176,200	@,L	Millennium Pharmaceuticals, Inc.	2,639,476

			11,955,499

		Building Materials: 0.1%
31,700	@,L	Owens Corning, Inc.	640,974

			640,974

		Chemicals: 1.8%
24,700		Celanese Corp.	1,045,304
18,000		Monsanto Co.	2,010,420
40,400	@@,L	Potash Corp. of Saskatchewan	5,815,984

			8,871,708

		Coal: 0.6%
25,900	L	Arch Coal, Inc.	1,163,687
29,100	L	Peabody Energy Corp.	1,793,724

			2,957,411

		Commercial Services: 0.3%
19,600	@,L	Monster Worldwide, Inc.	635,040
27,700	L	Moody’s Corp.	988,890

			1,623,930

		Computers: 3.6%
22,100	@	Affiliated Computer Services, Inc.	996,710
201,100	@,L	Brocade Communications Systems, Inc.	1,476,074
24,000	@	Cognizant Technology Solutions Corp.	814,560
77,400	@	Dell, Inc.	1,897,074
41,500		Hewlett-Packard Co.	2,094,920
18,200	@	Network Appliance, Inc.	454,272
91,100	@,@@, L	Qimonda AG ADR	651,365
168,300	@,L	Sandisk Corp.	5,582,511
94,900	L	Seagate Technology, Inc.	2,419,950
49,075	@,L	Sun Microsystems, Inc.	889,730

			17,277,166

		Cosmetics/Personal Care: 0.3%
34,100	@,L	Bare Escentuals, Inc.	826,925
11,500		Estee Lauder Cos., Inc.	501,515

			1,328,440

		Diversified Financial Services: 6.7%
58,300	@,L	AmeriCredit Corp.	745,657
83,000		Fannie Mae	3,318,340
82,300	L	Freddie Mac	2,803,961
34,100		Goldman Sachs Group, Inc.	7,333,205
98,300	L	IndyMac Bancorp., Inc.	584,885
231,460		JPMorgan Chase & Co.	10,103,229
55,800	L	Lehman Brothers Holdings, Inc.	3,651,552
199,300	L	SLM Corp.	4,013,902

			32,554,731

		Electric: 1.7%
45,200	@	AES Corp.	966,828
20,300		Allegheny Energy, Inc.	1,291,283
98,000	L	CMS Energy Corp.	1,703,240
54,900		Edison International	2,930,013
34,750	L	Pinnacle West Capital Corp.	1,473,748

			8,365,112

		Electrical Components & Equipment: 0.6%
25,800		Emerson Electric Co.	1,461,828
11,400	@,L	Energizer Holdings, Inc.	1,278,282

			2,740,110

		Electronics: 1.1%
39,000	@	Agilent Technologies, Inc.	1,432,860
78,000	@,@@, L	Flextronics International Ltd.	940,680
182,700	L	Jabil Circuit, Inc.	2,789,829

			5,163,369

		Engineering & Construction: 1.2%
38,600		Fluor Corp.	5,624,792

			5,624,792

		Food: 2.5%
38,100		Campbell Soup Co.	1,361,313
15,100		General Mills, Inc.	860,700
146,281		Kraft Foods, Inc.	4,773,149
211,800		Sara Lee Corp.	3,401,508
41,700	@@	Unilever NV ADR	1,520,382

			11,917,052

		Healthcare — Products: 2.2%
117,100		Baxter International, Inc.	6,797,655
79,500		Medtronic, Inc.	3,996,465

			10,794,120

See Accompanying Notes to Financial Statements

160

PORTFOLIO OF INVESTMENTS
ING Capital Guardian U.S. Equities Portfolio
as of December 31, 2007 (continued)

Shares			Value

		Healthcare — Services: 2.9%
56,500	@	DaVita, Inc.	$3,183,775
187,000		UnitedHealth Group, Inc.	10,883,400

			14,067,175

		Home Builders: 0.1%
27,100	L	Lennar Corp.	484,819

			484,819

		Household Products/Wares: 0.1%
30,100	@,L	Jarden Corp.	710,661

			710,661

		Insurance: 4.3%
28,600		Aflac, Inc.	1,791,218
75,800	L	AMBAC Financial Group, Inc.	1,953,366
111,200		American International Group, Inc.	6,482,960
29	@,L	Berkshire Hathaway, Inc. — Class A	4,106,400
78,200		Marsh & McLennan Cos., Inc.	2,069,954
101,100	L	MBIA, Inc.	1,883,493
63,100	L	Progressive Corp.	1,208,996
29,600	@@,L	XL Capital Ltd.	1,489,176

			20,985,563

		Internet: 4.9%
200,300	@	eBay, Inc.	6,647,957
19,036	@	Google, Inc. — Class A	13,163,013
165,600	@,L	Yahoo!, Inc.	3,851,856

			23,662,826

		Investment Companies: 0.3%
44,700	L	American Capital Strategies Ltd.	1,473,312

			1,473,312

		Iron/Steel: 0.5%
6,800		Allegheny Technologies, Inc.	587,520
9,200	L	Cleveland-Cliffs, Inc.	927,360
15,900		Nucor Corp.	941,598

			2,456,478

		Leisure Time: 0.2%
19,100		Carnival Corp.	849,759

			849,759

		Lodging: 0.6%
21,900	@,L	Las Vegas Sands Corp.	2,256,795
14,300		Starwood Hotels & Resorts Worldwide, Inc.	629,629

			2,886,424

		Machinery — Construction & Mining: 0.1%
6,800		Caterpillar, Inc.	493,408

			493,408

		Media: 2.6%
77,500	L	CBS Corp. — Class B	2,111,875
79,500	@,L	Comcast Corp. – Class A	1,451,670
32,900	L	Gannett Co., Inc.	1,283,100
42,400	@,L	Time Warner Cable, Inc.	1,170,240
73,050		Time Warner, Inc.	1,206,056
17,700	@,L	Viacom — Class B	777,384
144,800	L	Walt Disney Co.	4,674,144

			12,674,469

		Mining: 1.9%
135,200	@@	Barrick Gold Corp.	5,685,160
12,700		Freeport-McMoRan Copper & Gold, Inc.	1,300,988
42,700		Newmont Mining Corp.	2,085,041

			9,071,189

		Miscellaneous Manufacturing: 4.3%
21,400	L	Cooper Industries Ltd.	1,131,632
33,800		Danaher Corp.	2,965,612
285,900		General Electric Co.	10,598,312
69,700		Illinois Tool Works, Inc.	3,731,738
25,200	L	Leggett & Platt, Inc.	439,488
8,600	@@	Siemens AG ADR	1,353,296
19,600	@@	Tyco International Ltd.	777,140

			20,997,218

		Oil & Gas: 4.1%
12,700		Anadarko Petroleum Corp.	834,263
22,032		Chevron Corp.	2,056,247
26,900		ConocoPhillips	2,375,270
11,400		EOG Resources, Inc.	1,017,450
53,400		ExxonMobil Corp.	5,003,046
77,500	@@	Royal Dutch Shell PLC ADR — Class A	6,525,500
26,053	@@	Royal Dutch Shell PLC ADR — Class B	2,162,399

			19,974,175

		Oil & Gas Services: 3.4%
33,000	L	Baker Hughes, Inc.	2,676,300
119,100		BJ Services Co.	2,889,366
74,900		Schlumberger Ltd.	7,367,913
52,900	@,L	Weatherford International Ltd.	3,628,940

			16,562,519

		Pharmaceuticals: 7.3%
38,000		Abbott Laboratories	2,133,700
64,100		Allergan, Inc.	4,117,784
120,700	@@	AstraZeneca PLC ADR	5,168,374
93,600		Bristol-Myers Squibb Co.	2,482,272
135,700	@	Forest Laboratories, Inc.	4,946,265
91,500	@,L	ImClone Systems, Inc.	3,934,500
128,400		Pfizer, Inc.	2,918,532
99,200	@@	Sanofi-Aventis ADR	4,516,576
70,600	@,L	Sepracor, Inc.	1,853,250
43,200	@@	Teva Pharmaceutical Industries Ltd. ADR	2,007,936
28,700		Wyeth	1,268,253

			35,347,442

		Retail: 6.9%
108,000		Best Buy Co., Inc.	5,686,200
18,400	@	Coach, Inc.	562,672
22,400		Costco Wholesale Corp.	1,562,624
88,012	@,L	Hanesbrands, Inc.	2,391,286
70,800		Home Depot, Inc.	1,907,352
269,600		Lowe’s Cos., Inc.	6,098,352
36,500	L	McDonald’s Corp.	2,150,215
31,700	L	Nordstrom, Inc.	1,164,341
45,800	@	Starbucks Corp.	937,526
169,500	L	Target Corp.	8,475,000
62,600	@,L	Urban Outfitters, Inc.	1,706,476
24,800		Walgreen Co.	944,384

			33,586,428

		Savings & Loans: 1.4%
229,300		Hudson City Bancorp., Inc.	3,444,086
243,300	L	Washington Mutual, Inc.	3,311,313

			6,755,399

See Accompanying Notes to Financial Statements

161

PORTFOLIO OF INVESTMENTS
ING Capital Guardian U.S. Equities Portfolio
as of December 31, 2007 (continued)

Shares			Value

		Semiconductors: 4.7%
161,300	L	Altera Corp.	$3,116,316
332,800		Applied Materials, Inc.	5,910,528
97,800		Intel Corp.	2,607,348
114,900	L	KLA-Tencor Corp.	5,533,584
25,000	@,L	Lam Research Corp.	1,080,750
15,750	L	Linear Technology Corp.	501,323
421,600	@,L	Micron Technology, Inc.	3,056,600
4,900	@,L	Silicon Laboratories, Inc.	183,407
34,000		Xilinx, Inc.	743,580

			22,733,436

		Software: 2.9%
18,700	@,L	Cerner Corp.	1,054,680
212,000		Microsoft Corp.	7,547,200
77,800	@	Oracle Corp.	1,756,724
41,300		Paychex, Inc.	1,495,886
20,100	@@,L	SAP AG ADR	1,026,105
56,500	@,L	Verifone Holdings, Inc.	1,313,625

			14,194,220

		Telecommunications: 5.6%
47,400	@,L	American Tower Corp.	2,019,240
117,900		AT&T, Inc.	4,899,924
19,000	@,L	Ciena Corp.	648,090
249,900	@	Cisco Systems, Inc.	6,764,793
35,800		Corning, Inc.	858,842
339,700	@,L	Level 3 Communications, Inc.	1,032,688
35,800	@,L	Polycom, Inc.	994,524
135,700		Qualcomm, Inc.	5,339,795
152,500	@,L	Time Warner Telecom, Inc.	3,094,225
39,300		Verizon Communications, Inc.	1,717,017

			27,369,138

		Transportation: 2.0%
19,400	L	FedEx Corp.	1,729,898
115,500	L	United Parcel Service, Inc. — Class B	8,168,160

			9,898,058

		Total Common Stock (Cost $439,952,194)	467,452,173

REAL ESTATE INVESTMENT TRUSTS: 0.3%

		Office Property: 0.1%
31,600		Douglas Emmett, Inc.	714,476

			714,476

		Regional Malls: 0.2%
18,100		General Growth Properties, Inc.	745,358

			745,358

		Total Real Estate Investment Trusts (Cost $1,330,249)	1,459,834

EXCHANGE-TRADED FUNDS: 0.8%

		Exchange-Traded Funds: 0.8%
26,100	L	SPDR Trust Series 1	3,816,081

			3,816,081

		Total Exchange-Traded Funds (Cost $3,880,973)	3,816,081

PREFERRED STOCK: 0.7%

		Diversified Financial Services: 0.1%
400		SLM Corp., 7.250%, due 12/15/10	400,000

			400,000

		Pharmaceuticals: 0.2%
4,300		Schering-Plough Corp., 6.000%, due 08/13/10	1,044,083

			1,044,083

		Savings & Loans: 0.4%
2,180		Washington Mutual, Inc., 7.750%, due 12/31/49	1,929,300

			1,929,300

		Total Preferred Stock (Cost $3,626,508)	3,373,383

Principal
Amount			Value

CONVERTIBLE BONDS: 0.3%

		Auto Manufacturers: 0.3%
$1,415,000	C	Ford Motor Co., 4.250%, due 12/15/36	$1,413,231

		Total Convertible Bonds (Cost $1,423,633)	1,413,231

		Total Long-Term Investments (Cost $450,213,557)	477,514,702

SHORT-TERM INVESTMENTS: 25.1%

		U.S. Government Agency Obligations: 1.2%
5,742,000	Z	Federal Home Loan Bank, 3.050%, due 01/02/08	5,741,027

		Total U.S. Government Agency Obligations (Cost $5,741,027)	5,741,027

		Securities Lending CollateralCC: 23.9%
116,153,896		Bank of New York Mellon Corp. Institutional Cash Reserves	116,153,896

		Total Securities Lending Collateral (Cost $116,153,896)	116,153,896

		Total Short-Term Investments (Cost $121,894,923)	121,894,923

	Total Investments in Securities
	(Cost $572,108,480)*	123.6%	$599,409,625
	Other Assets and Liabilities - Net	(23.6)	(114,520,447)

	Net Assets	100.0%	$484,889,178

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
C	Bond may be called prior to maturity date.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2007.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $573,033,298

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$76,268,227
Gross Unrealized Depreciation	(49,891,900)

Net Unrealized Appreciation	$26,376,327

See Accompanying Notes to Financial Statements

162

PORTFOLIO OF INVESTMENTS
ING FMRsm Diversified Mid Cap Portfolio
as of December 31, 2007

Shares			Value

COMMON STOCK: 97.6%

		Advertising: 1.3%
14,000	@,@@	Clear Media Ltd.	$14,615
412,800		Omnicom Group	19,620,384
5,100	@@	Trader Classified Media NV	820

			19,635,819

		Aerospace/Defense: 0.0%
10,150	@	Point Blank Solutions, Inc.	37,048
2,900	@	TransDigm Group, Inc.	130,993

			168,041

		Agriculture: 0.0%
190,000	@@	Golden Agri-Resources Ltd.	276,712

			276,712

		Airlines: 0.1%
59,504	@	Republic Airways Holdings, Inc.	1,165,683

			1,165,683

		Apparel: 1.7%
1,041,000	@@	Asics Corp.	14,913,491
1,828,000	@@	China Ting Group Holdings Ltd.	456,500
200	@,L	Phoenix Footwear Group, Inc.	350
500	@@	Ports Design Ltd.	1,715
28,000	@@	Shenzhou International Group Holdings Ltd.	12,532
53,200	@	Skechers USA, Inc.	1,037,932
32,415	@,L	Steven Madden Ltd.	648,300
104,835		VF Corp.	7,197,971
725,700	@@,L	Yue Yuen Industrial Holdings	2,598,834

			26,867,625

		Auto Manufacturers: 0.0%
105,500	@@	Great Wall Motor Co. Ltd.	149,015
313	@@	Hyundai Motor Co.	23,722
16,900	@@,L	Tata Motors Ltd. ADR	318,734

			491,471

		Auto Parts & Equipment: 0.7%
73,675	@,L	Amerigon, Inc.	1,557,490
1,212	@@	Automotive Axles Ltd.	19,432
179,554	@,L	Fuel Systems Solutions, Inc.	2,565,827
10,855,000	@@	Geely Automobile Holdings Ltd.	1,209,654
346,550	@@	Hota Industrial Manufacturing Co. Ltd.	417,645
68,000	@@	Jinheng Automotive Safety Technology Holdings Ltd.	11,125
96,300		Johnson Controls, Inc.	3,470,652
102,000	@@	Minth Group Ltd.	149,666
1,184,500	@,@@	New Focus Auto Tech Holdings Ltd.	252,170
63,000	@@	Weichai Power Co., Ltd.	455,426

			10,109,087

		Banks: 1.2%
190,076	@@	Allahabad Bank	566,753
32,600	@@	Banco Itau Holding Financeira SA ADR	843,036
139,711	@@	Bank of Baroda	1,611,971
132,534	L	Capitol Bancorp., Ltd.	2,666,584
38,339	@@	Corp Bank	414,323
1,100	@@	Erste Bank der Oesterreichischen Sparkassen AG	77,669
27,030		FirstMerit Corp.	540,870
51,852	L	Frontier Financial Corp.	962,892
356,000	@@	Fukuoka Financial Group, Inc.	2,079,049
9,800	L	Fulton Financial Corp.	109,956
25,100	@@	Hypo Real Estate Holding AG	1,332,849
2,000	@@,L	Hypo Real Estate Holding AG ADR	106,116
44	@@	Jammu & Kashmir Bank Ltd.	947
40,839	@@	Julius Baer Holding AG — Reg	3,351,053
192,000	@@	Juroku Bank Ltd.	1,057,179
20,010	@@	Oriental Bank of Commerce	140,357
212,000	@@	Sumitomo Trust & Banking Co., Ltd.	1,397,238
155,254	@@	UCO Bank	230,023
3,000	@@	Uniao de Bancos Brasileiros SA GDR	418,920

			17,907,785

		Beverages: 0.9%
160	@,L	Boston Beer Co., Inc.	6,024
17,300	@@	CCL Products India Ltd.	114,477
9,900	@@	Fomento Economico Mexicano SA de CV ADR	377,883
76,926	@,L	Green Mountain Coffee Roasters, Inc.	3,130,888
15,500	@@	Grupo Modelo SA	73,834
8,300	@@	Heineken Holding NV	471,055
2,400	@@	Heineken NV	154,999
5,185	@,L	Jones Soda Co.	38,576
181,200	L	Molson Coors Brewing Co.	9,353,544

			13,721,280

		Biotechnology: 2.9%
6,100	@,@@	3SBio, Inc. ADR	90,768
100	@,L	Applera Corp. — Celera Genomics Group	1,587
13,020	@,@@	Basilea Pharmaceutica — REG	2,532,894
179,134	@,L	BioCryst Pharmaceuticals, Inc.	1,107,048
500	@	BioMimetic Therapeutics, Inc.	8,685
73	@	Bio-Rad Laboratories, Inc.	7,564
46,300	@,L	Charles River Laboratories International, Inc.	3,046,540
178	@,L	CuraGen Corp.	164
52,077	@,@@,	deCODE genetics, Inc.	191,643
	L
23	@,L	Exelixis, Inc.	198
7,461	@,L	Genomic Health, Inc.	168,917
331,971	@	Harvard Bioscience, Inc.	1,520,427
276,398	@,L	Human Genome Sciences, Inc.	2,885,595
120	@,L	Invitrogen Corp.	11,209
63,794	@,L	Millipore Corp.	4,668,445
540,000	@@	Mingyuan Medicare Development Co., Ltd.	78,118
11,100	@,L	Momenta Pharmaceuticals, Inc.	79,254
3,200	@,L	Myriad Genetics, Inc.	148,544
164,620	@	Orchid Cellmark, Inc.	823,100
230	@	Orexigen Therapeutics, Inc.	3,278
785,900	@,@@,	Qiagen NV	16,543,195
	L
601,587	@,L	Sangamo Biosciences, Inc.	7,874,774
69,514	@,L	Seattle Genetics, Inc.	792,460

See Accompanying Notes to Financial Statements

163

PORTFOLIO OF INVESTMENTS
ING FMRsm Diversified Mid Cap Portfolio
as of December 31, 2007 (continued)

Shares			Value

		Biotechnology (continued)
118,862	@	Sequenom, Inc.	$1,135,132
121,218	@	Third Wave Technologies, Inc.	1,169,754

			44,889,293

		Building Materials: 0.0%
22,510	@@	Lloyd Electric & Engineering	112,526
119,954	@	PGT, Inc.	570,981

			683,507

		Chemicals: 1.3%
61,746		Albemarle Corp.	2,547,023
64,186	@@	Asian Paints Ltd.	1,774,888
93,584	L	Ecolab, Inc.	4,792,437
75,500	@@	JSR Corp.	1,932,934
96	@,L	Landec Corp.	1,286
14,414	@,L	OM Group, Inc.	829,382
134,010	L	Sensient Technologies Corp.	3,789,803
12,400	@@,L	Syngenta AG ADR	628,184
10,882	L	Terra Nitrogen Co. LP	1,627,185
109,000	@@	Tokuyama Corp.	1,087,554
13,900		Valspar Corp.	313,306
29,200	@,L	Zep, Inc.	405,004

			19,728,986

		Coal: 0.5%
1,075,058	@,L	International Coal Group, Inc.	5,762,311
61,000	@	Penn Virginia Resource Partners LP	1,498,770

			7,261,081

		Commercial Services: 1.2%
171,400	@@	Accenture Ltd. — Class A	6,175,542
62,171	L	Administaff, Inc.	1,758,196
3,000	@	American Public Education, Inc.	125,340
100	@	Apollo Group, Inc. — Class A	7,015
166,253	@,L	BearingPoint, Inc.	470,496
11,400	@@	Benesse Corp.	482,392
8,900	@,L	Capella Education Co.	582,594
160,219	@,L	DynCorp International, Inc.	4,306,687
245,651	@	Hooper Holmes, Inc.	422,520
16	@@	Intertek Group PLC	316
18,128	@,L	Kenexa Corp.	352,046
42,611	@,L	Korn/Ferry International	801,939
20,300	L	Moody’s Corp.	724,710
1,700		National Research Corp.	45,900
24,000	@@	Raffles Education Corp., Ltd.	50,362
25,500	@@,L	Randstad Holdings NV	996,574
46,300		RR Donnelley & Sons Co.	1,747,362
2,650	@,L	SAIC, Inc.	53,318
100		Strayer Education, Inc.	17,058
1,200	@,L	Vistaprint Ltd.	51,420

			19,171,787

		Computers: 1.5%
1,565,315	@@	Acer, Inc.	3,034,167
14,846	@	Apple, Inc.	2,940,696
5,700	@@,L	Capgemini SA	358,135
49,200	@,L	Cognizant Technology Solutions Corp.	1,669,848
107	@,L	Echelon Corp.	2,208
86,000	@@	Foxconn Technology Co., Ltd.	690,753
31,824	@	IHS, Inc.	1,927,261
68,600	@@	Ingenico	2,179,833
814,000	L	Lenovo Group Ltd.	714,730
281,711	@,L	LivePerson, Inc.	1,504,337
1,300	@,@@,	Logitech International	47,632
	L
28,025	@,@@	Logitech International SA	1,023,492
49,462	@,L	Maxwell Technologies, Inc.	409,051
26,300	@,L	Network Appliance, Inc.	656,448
85,700	@	Sandisk Corp.	2,842,669
216,879	@,L	Sun Microsystems, Inc.	3,932,016

			23,933,276

		Cosmetics/Personal Care: 0.9%
314,050	L	Avon Products, Inc.	12,414,397
1,900		Colgate-Palmolive Co.	148,124
4,600	@@	Kalina ADR	186,300
111	@@	Kose Corp.	2,953
18,700	@@	Natura Cosmeticos SA	178,596
34,500	@@	Shiseido Co., Ltd. ADR	816,832

			13,747,202

		Distribution/Wholesale: 0.0%
141,000	@@	Digital China Holdings Ltd.	101,777
6,400	L	Fastenal Co.	258,688

			360,465

		Diversified Financial Services: 4.4%
319,500	@@	Acta Holding ASA	1,322,728
278,400	@	AllianceBernstein Holding LP	20,949,600
401,941		Ameriprise Financial, Inc.	22,150,969
29,825	L	Federal Agricultural Mortgage Corp.	784,994
81,778	L	Janus Capital Group, Inc.	2,686,407
1,048	@@,L	Kenedix, Inc.	1,660,312
68,760	@@	Korea Investment Holdings Co., Ltd.	5,853,652
72,597	@@	Man Group PLC	824,104
277,400	@@,L	Marusan Securities Co., Ltd.	2,583,143
18,316	@@,L	Mirae Asset Securities Co., Ltd.	3,309,728
11,200	@@	MPC Muenchmeyer Petersen Capital AG	1,008,954
44,600	@@	New Star Asset Management Group Ltd.	159,373
100	@@	Petrobras Energia Participaciones SA ADR	1,395
3,750,000	@,@@	Rexcapital Financial Holdings Ltd.	708,925
2,024	@@	Sparx Group Co., Ltd.	946,794
59,523		T. Rowe Price Group, Inc.	3,623,760

			68,574,838

		Electric: 1.6%
253,901	@	AES Corp.	5,430,942
147,702	L	Black Hills Corp.	6,513,658
76,359		CH Energy Group, Inc.	3,401,030
115,146	L	CMS Energy Corp.	2,001,237
111,900	L	Great Plains Energy, Inc.	3,280,908
4,368	@@	Kalpataru Power Transmission Ltd.	200,438
78,747	@,@@	Lanco Infratech Ltd.	1,666,730
61,300		PG&E Corp.	2,641,417
11,100	@,L	Pike Electric Corp.	186,036

			25,322,396

		Electrical Components & Equipment: 0.7%
40,000	@@	Dongfang Electrical Machinery Co., Ltd.	334,270
32,700	@,L	Energizer Holdings, Inc.	3,666,651
202,000	@@	Harbin Power Equipment	634,757
3,684,000	@@	Neo-Neon Holdings Ltd.	3,637,512
4,000	@@	Nexans SA	499,808

See Accompanying Notes to Financial Statements

164

PORTFOLIO OF INVESTMENTS
ING FMRsm Diversified Mid Cap Portfolio
as of December 31, 2007 (continued)

Shares			Value

		Electrical Components & Equipment (continued)
134,145	@,L	PowerSecure International, Inc.	$1,810,958
20,200	@,@@	PRYSMIAN S.p.A.	499,866
13,387	@,L	Universal Display Corp.	276,709

			11,360,531

		Electronics: 5.7%
215,000	@	Agilent Technologies, Inc.	7,899,100
213,176	L	Applera Corp. — Applied Biosystems Group	7,230,930
28,000	@	Arrow Electronics, Inc.	1,099,840
503,919	@@	Asustek Computer, Inc.	1,499,459
31,200	@	Avnet, Inc.	1,091,064
95,000	@@	Cipherlab Co., Ltd.	244,563
9,800	@,L	Faro Technologies, Inc.	266,364
1,646,286		Gentex Corp.	29,254,499
754,000	@@	Gold Circuit Electronics Ltd.	665,170
27,600	@@	HON HAI Precision Industry Co., Ltd.	170,112
20,300	@@	Ibiden Co., Ltd.	1,403,721
641,550	@@	I-Chiun Precision Industry Co., Ltd.	723,674
7,823	@,L	Itron, Inc.	750,773
6,300	@@	Ituran Location and Control Ltd.	69,741
67,846	@	Measurement Specialties, Inc.	1,499,397
73,165	@,@@	Mettler Toledo International, Inc.	8,326,177
60,149	@@	MIC Electronics Ltd.	1,514,042
6,400	@@	Nidec Corp.	462,414
99,000	@@	Nippon Electric Glass Co., Ltd.	1,610,437
194,867		PerkinElmer, Inc.	5,070,439
222	@@	Seoul Semiconductor Co. Ltd.	5,800
7,857	@	Sparton Corp.	38,814
234,883	@	Thermo Electron Corp.	13,548,051
49,400	@	Varian, Inc.	3,225,820
20,000	@	Waters Corp.	1,581,400

			89,251,801

		Energy — Alternate Sources: 0.7%
10,730	@,L	Comverge, Inc.	337,888
206,975	@,L	Evergreen Energy, Inc.	461,554
100	@	First Solar, Inc.	26,714
35,162	@@	Motech Industries, Inc.	319,572
4,600	@,@@	Q-Cells AG	654,482
62,400	@,@@	Renewable Energy Corp. AS	3,129,893
78,800	@@	Solarworld AG	4,744,330
6,800	@,L	Sunpower Corp.	886,652

			10,561,085

		Engineering & Construction: 0.9%
1,300	@,@@	Babis Vovos International Technical Co.	38,725
2,922,000	@@	China EnerSave Ltd.	190,703
9,100		Fluor Corp.	1,326,052
24,935	@@	Gayatri Projects Ltd.	359,324
7,020	@@	GS Engineering & Construction Corp.	1,154,367
132,829	@@	IVRCL Infrastructures & Projects Ltd.	1,852,049
41,900	@	Jacobs Engineering Group, Inc.	4,006,059
1,512	@@	Larsen & Toubro Ltd.	158,278
1,100	@,@@	Manz Automation AG	266,177
33,100	@,L	McDermott International, Inc.	1,953,893
19,090	@@	Nagarjuna Construction Co.	168,473
17,250	@@	Prajay Engineers Syndicate Ltd.	173,235
18,812	@@	Pratibha Industries Ltd.	212,004
20,911	@	Shaw Group, Inc.	1,263,861
81,000	@@	Taihei Dengyo Kaisha Ltd.	704,038

			13,827,238

		Entertainment: 0.1%
42,951	@@	Cinemax India Ltd.	184,131
148,400	@,@@	Eros International PLC	1,203,778
778,000	@,@@	Global Digital Creations Holdings Ltd.	168,485
44,253	@@	Inox Leisure Ltd.	252,118
60,032	@@	PVR Ltd.	519,429

			2,327,941

		Environmental Control: 1.7%
804,700	@,L	Allied Waste Industries, Inc.	8,867,794
114	@,L	Basin Water, Inc.	943
109,623	@@	Bio-Treat Technology Ltd.	58,829
71,488	@,L	Fuel Tech, Inc.	1,619,203
80,512		Nalco Holding Co.	1,946,780
732,000	@,@@	Sino-Environment Technology Group Ltd.	1,142,537
300,000	@,@@	Sinomem Technology Ltd.	184,002
212,427	@,L	Waste Connections, Inc.	6,563,994
7,108		Waste Industries USA, Inc.	258,020
192,618		Waste Management, Inc.	6,292,830
5,080	@@	Woongjin Coway Co., Ltd.	163,997

			27,098,929

		Food: 2.4%
4,180	@@	Britannia Industries Ltd.	155,081
48,500	@@	Cermaq ASA	670,827
63,900	@,L	Chiquita Brands International, Inc.	1,175,121
404,083		Corn Products International, Inc.	14,850,050
8,600	@@	Daikokutenbussan Co., Ltd.	54,020
4,332,400	@,@@	Heng Tai Consumables Group Ltd.	738,877
177,301		Hormel Foods Corp.	7,177,144
1,600	@@	Iaws Group PLC	35,090
185,098	@	Performance Food Group Co.	4,973,583
190,157	L	Safeway, Inc.	6,505,271
866	L	Seaboard Corp.	1,273,020
31		Whole Foods Market, Inc.	1,265
121	@@	Wimm-Bill-Dann Foods OJSC ADR	15,856
100		WM Wrigley Jr. Co.	5,855

			37,631,060

		Forest Products & Paper: 0.4%
227,877	@@,L	Gunns Ltd.	722,909
600	@,@@	International Forest Products — Class A	3,672
922,400	@@,L	Lee & Man Paper Manufacturing Ltd.	4,021,322
73,500	@@,L	Votorantim Celulose e Papel SA ADR	2,191,035

			6,938,938

		Gas: 1.3%
176,311		AGL Resources, Inc.	6,636,346
224,687		Sempra Energy	13,903,632

			20,539,978

See Accompanying Notes to Financial Statements

165

PORTFOLIO OF INVESTMENTS
ING FMRsm Diversified Mid Cap Portfolio
as of December 31, 2007 (continued)

Shares			Value

		Hand/Machine Tools: 0.5%
13,611	@@	Shanthi Gears Ltd.	$34,711
161,837		Stanley Works	7,845,858

			7,880,569

		Healthcare — Products: 4.0%
100	@	Angiodynamics, Inc.	1,904
196,000		Becton Dickinson & Co.	16,381,680
6,000	@	Cepheid, Inc.	158,100
66,700		Densply International, Inc.	3,002,834
131,576	@,L	Edwards Lifesciences Corp.	6,051,180
404,000	@@	Golden Meditech Co., Ltd.	178,611
42,773	@,L	Haemonetics Corp.	2,695,554
1,231,044	@@,L	Hengan International Group Co., Ltd.	5,471,681
57,300	@,L	Henry Schein, Inc.	3,518,220
43,115	@,L	Insulet Corp.	1,012,340
211,380		Medtronic, Inc.	10,626,073
28,200	@@,L	Mindray Medical International Ltd. ADR	1,211,754
8,419	@,L	NuVasive, Inc.	332,719
59,600	@,L	Patterson Cos., Inc.	2,023,420
10,600	@@	Q-Med AB	137,612
134,961	@,L	Quidel Corp.	2,627,691
24,000	@@	Shandong Weigao Group Medical Polymer Co., Ltd.	55,403
22,200	@	Somanetics Corp.	525,030
16,900	@,L	Spectranetics Corp.	259,077
101,261	L	Steris Corp.	2,920,367
185,369	@,L	ThermoGenesis Corp.	292,883
37,929	@,L	Varian Medical Systems, Inc.	1,978,377

			61,462,510

		Healthcare — Services: 1.9%
128,496	@,L	American Dental Partners, Inc.	1,288,815
20,600	@,L	AMERIGROUP Corp.	750,870
65,724	@,L	athenahealth, Inc.	2,366,064
124,908	@,L	Centene Corp.	3,427,476
180,448	@,L	Emeritus Corp.	4,538,267
42,400	@	Health Net, Inc.	2,047,920
37,600	@	Humana, Inc.	2,831,656
68,300	@,L	Laboratory Corp. of America Holdings	5,158,699
178,377	@,L	Lincare Holdings, Inc.	6,271,735
30,000	@,@@	Medial Saude SA	392,697
3,100	@,L	WellCare Health Plans, Inc.	131,471

			29,205,670

		Holding Companies — Diversified: 0.1%
36,000	@@	China Resources Enterprise	152,882
17,957	@@	REI Agro Ltd.	368,990
200,000	@@	Shanghai Industrial Holdings Ltd.	860,985

			1,382,857

		Home Builders: 0.1%
51,500	@@	Boot (Henry) PLC	173,438
1,900	@@	Maisons France Confort	122,849
43,058	L	Monaco Coach Corp.	382,355
103,200	@@	Sekisui House Ltd.	1,103,040

			1,781,682

		Home Furnishings: 0.2%
120,600	@@	Lewis Group Ltd.	813,896
28,200	L	Whirlpool Corp.	2,301,966

			3,115,862

		Household Products/Wares: 0.0%
25,469	@@	Godrej Consumer Products Ltd.	87,335

			87,335

		Housewares: 0.0%
20,000	@@	Toto Ltd.	158,426

			158,426

		Insurance: 1.7%
681,000	@@	Admiral Group PLC	14,944,690
9,300	L	AMBAC Financial Group, Inc.	239,661
47,732		Brooke Corp.	321,714
23,894	@,L	eHealth, Inc.	767,236
193,477	L	MBIA, Inc.	3,604,477
60	@	Penn Treaty American Corp.	389
37,000	@@	Ping An Insurance Group Co. of China Ltd.	391,706
102,497	L	Radian Group, Inc.	1,197,165
33,600	L	Reinsurance Group of America	1,763,328
97,243	@,L	Universal American Financial Corp.	2,488,448

			25,718,814

		Internet: 3.2%
616,800	@,@@	Blinkx PLC	337,158
1,081	@@,L	Cyber Communications, Inc.	698,780
96,554	@,L	Cybersource Corp.	1,715,765
109	@,@@	DA Consortium, Inc.	63,315
52,202	@,L	DealerTrack Holdings, Inc.	1,747,201
431,435	@,L	Emdeon Corp.	5,781,229
35	@@	F@N Communications, Inc.	40,788
13,300	@,@@, L	Giant Interactive Group, Inc. ADR	172,634
145,504	@	Health Grades, Inc.	865,749
228,704	@,L	Internap Network Services Corp.	1,905,104
8,800	@,@@	LBI International AB	39,078
9,380	@@	LG Dacom Corp.	210,992
64,309	@,L	LoopNet, Inc.	903,541
13,948	@,L	Nutri/System, Inc.	376,317
166,027	@,L	Online Resources Corp.	1,979,042
8,100	@,@@	Open Business Club AG	530,793
201,346	@,L	Priceline.com, Inc.	23,126,602
51,600	@,@@	Radware Ltd.	794,640
206	@,@@,	Rediff.Com India Ltd. ADR	2,247
	L
64,300	@,@@,	Sify Ltd. ADR	339,504
	L
363,000	@@,L	Tencent Holdings Ltd.	2,711,200
149,177	@,L	Trizetto Group	2,591,204
81,450	@	Valueclick, Inc.	1,783,755
89	@,@@	ValueCommerce Co. Ltd.	34,749
20,606	@,L	WebMD Health Corp.	846,288

			49,597,675

		Leisure Time: 0.1%
591,000	@@	Giant Manufacturing Co., Ltd.	1,312,846
13,000	@@	Mizuno Corp.	82,745

			1,395,591

See Accompanying Notes to Financial Statements

166

PORTFOLIO OF INVESTMENTS
ING FMRsm Diversified Mid Cap Portfolio
as of December 31, 2007 (continued)

Shares			Value

		Lodging: 0.2%
4,100	@,@@, L	Home Inns & Hotels Management, Inc. ADR	$146,124
55,900		Starwood Hotels & Resorts Worldwide, Inc.	2,461,277
49,544	@@	TAJ GVK Hotels & Resorts Ltd.	221,674

			2,829,075

		Machinery — Construction & Mining: 0.2%
551,000	@@	China Infrastructure Machinery Holdings Ltd.	862,900
33,100	@	Terex Corp.	2,170,367

			3,033,267

		Machinery — Diversified: 4.4%
455,321	@	AGCO Corp.	30,952,722
271,200		Deere & Co.	25,254,144
1,250,000	@@	Haitian International Holdings Ltd.	888,404
9,300	@@	Hexagon AB	194,027
150		IDEX Corp.	5,420
51,609	@,L	iRobot Corp.	933,091
28,450	@,L	Kadant, Inc.	844,112
28,200	@@	MAN AG	4,695,564
61,922	L	Rockwell Automation, Inc.	4,270,141
46,000	@,@@	Uzel Makina Sanayii AS	79,777

			68,117,402

		Media: 0.1%
10,200	L	McGraw-Hill Cos., Inc.	446,862
81,923	@	Salem Communications Corp.	539,873
4,300	@	Voyager Learning Co.	30,745

			1,017,480

		Metal Fabricate/Hardware: 0.4%
53,480	L	CIRCOR International, Inc.	2,479,333
8,300	@@	Delachaux SA	806,944
116,000	@@	EVA Precision Industrial Holdings Ltd.	44,184
46,059	@	Hawk Corp.	829,983
7,394	@@	Maharashtra Seamless Ltd.	117,135
218,750	@@	Shin Zu Shing Co. Ltd	1,333,170
411,000	@@,L	Unisteel Technology Ltd.	476,329

			6,087,078

		Mining: 6.5%
25,000	@@	Agnico-Eagle Mines Ltd.	1,378,489
27,000	@@,L	Agnico-Eagle Mines Ltd.	1,475,010
531,900	@,@@	Alamos Gold, Inc.	2,980,300
21,300	@@,L	Aquarius Platinum Ltd.	238,964
414,800	@@	Barrick Gold Corp.	17,451,067
40,700	@,@@	Centerra Gold, Inc.	518,364
1,439,700	@,@@	Eldorado Gold Corp.	8,504,434
43,700	@,@@,	Eldorado Gold Corp.	253,460
	L
14,577		Freeport-McMoRan Copper & Gold, Inc.	1,493,268
14,900	@@	GoldCorp, Inc.	510,279
1,834,200	@,@@	High River Gold Mines Ltd.	5,278,006
714,300	@@	Iamgold Corp.	5,855,096
339,700	@,@@,	Kinross Gold Corp.	6,250,480
	L
616,100	@,@@	Kinross Gold Corp.	11,423,709
463,843	@,@@	Lihir Gold Ltd.	1,443,090
180,300	@,@@,	Lihir Gold Ltd. ADR	5,623,557
	L
174,918	@,@@	Lundin Mining Corp.	1,690,782
162,500	@,@@	Miramar Mining Corp	1,025,761
232,664	@@	Newcrest Mining Ltd.	6,708,872
303,000		Newmont Mining Corp.	14,795,490
24,200	@@,L	Randgold Resources Ltd. ADR	898,546
113,667		Royal Gold, Inc.	3,469,117
130,000	@,@@	Shore Gold, Inc.	607,224
66,100	@@	Yamana Gold, Inc.	863,295
13,634	@@,L	Yamana Gold, Inc.	176,424

			100,913,084

		Miscellaneous Manufacturing: 3.6%
66,000	L	Acuity Brands, Inc.	2,970,000
6,400		Brink’s Co.	382,336
33,170	@,L	Ceradyne, Inc.	1,556,668
405,188	L	Cooper Industries Ltd.	21,426,341
186,634		Crane Co.	8,006,599
2,516	@@	JVM Co., Ltd.	151,328
49,700	L	Parker Hannifin Corp.	3,742,907
145,800		SPX Corp.	14,995,530
46,500		Teleflex, Inc.	2,929,965
300		Trinity Industries, Inc.	8,328

			56,170,002

		Oil & Gas: 6.7%
21,700	@@	Canadian Natural Resources Ltd.	1,595,811
302,116		Chesapeake Energy Corp.	11,842,947
90,810	L	Cimarex Energy Co.	3,862,149
30,200	@	Comstock Resources, Inc.	1,026,800
306,000	@@	Cosmo Oil Co., Ltd.	1,131,096
16,200	@	Denbury Resources, Inc.	481,950
79,300	L	ENSCO International, Inc.	4,727,866
10,700		EOG Resources, Inc.	954,975
139,800		Hess Corp.	14,100,228
60,759		Holly Corp.	3,092,026
396,860	@,@@,	Nabors Industries Ltd.	10,869,995
	L
141,000	@@	Nippon Oil Corp.	1,139,897
60,800		Noble Energy, Inc.	4,834,816
1,257,919	@,L	Parker Drilling Co.	9,497,288
276,613		Patterson-UTI Energy, Inc.	5,399,486
16,700	@@,L	Petroleo Brasileiro SA ADR	1,924,508
38,100	@,L	Plains Exploration & Production Co.	2,057,400
201,453	@	Pride International, Inc.	6,829,257
7,900		Rowan Cos., Inc.	311,734
84,800	L	Sunoco, Inc.	6,142,912
50,400	L	Tesoro Petroleum Corp.	2,404,080
38,986	@,L	Transocean, Inc.	5,580,846
60,980		Valero Energy Corp.	4,270,429

			104,078,496

		Oil & Gas Services: 5.4%
316,176	L	BJ Services Co.	7,670,430
200	@,L	Cameron International Corp.	9,626
368,951	@	Dresser-Rand Group, Inc.	14,407,537
210,789	@,L	Global Industries Ltd.	4,515,100
123,370	@,L	Helix Energy Solutions Group, Inc.	5,119,855
230,127	@,L	ION Geophysical Corp.	3,631,404
117,394	@	National Oilwell Varco, Inc.	8,623,763
1,442,642	@,L	Newpark Resources	7,862,399
46,928	@,L	Oil States International, Inc.	1,601,183
16,600	@@	Saipem S.p.A.	662,902
301,300	@,L	Weatherford International Ltd.	20,669,180
161,275	@	W-H Energy Services, Inc.	9,065,268

			83,838,647

		Packaging & Containers: 0.0%
179,804	@@	Essel Propack Ltd.	348,746

			348,746

See Accompanying Notes to Financial Statements

167

PORTFOLIO OF INVESTMENTS
ING FMRsm Diversified Mid Cap Portfolio
as of December 31, 2007 (continued)

Shares			Value

		Pharmaceuticals: 1.3%
287,568	@,L	Akorn, Inc.	$2,110,749
132	@,L	Alnylam Pharmaceuticals, Inc.	3,839
41,906	@,L	Array Biopharma, Inc.	352,849
143	@	CytRx Corp.	406
565,077	@	Endo Pharmaceuticals Holdings, Inc.	15,070,604
1,350	@,L	Infinity Pharmaceuticals, Inc.	12,893
347,398	@,L	Insmed, Inc.	286,603
108,800	L	Mylan Laboratories	1,529,728
1,300	@	Salix Pharmaceuticals Ltd.	10,244
1,430	@,L	Trubion Pharmaceuticals, Inc.	14,300
9,100	@@	Wockhardt Ltd.	95,725

			19,487,940

		Real Estate: 1.4%
2,433,480	@@	Ayala Land, Inc.	826,802
88,100	@@	Capital & Regional PLC	689,223
13,600	@,@@	Cyrela Commercial Properties SA Empreendimentos e Participacoes	91,762
114,000	@@	Fabege AB	1,159,318
215,000	@@	Hopewell Holdings	985,751
1,512,000	@@,L	Hopson Development Holdings Ltd.	4,123,817
2,200	@@	Joint Corp.	42,411
163,000	@@,L	Keppel Land Ltd.	815,559
1,113,219	@@,L	Kerry Properties Ltd.	8,851,670
1,285,000	@@	Megaworld Corp.	114,654
6,600	@,@@	Mirland Development Corp. PLC	68,988
1,724,400	@@,L	New World China Land Ltd.	1,532,934
43,700	@@	Nihon Eslead Corp.	569,527
135,500	@@,L	Patrizia Immobilien AG	1,013,649
557,000	@@	Robinsons Land Corp.	220,424
248,000	@@	Shun TAK Holdings Ltd.	387,624
98,400	@@	Songbird Estates PLC	347,414
103,000	@,@@	SPG Land Holdings Ltd.	91,357
79		WP Carey & Co., LLC	2,623

			21,935,507

		Retail: 4.7%
284,100	@@	ABC-Mart, Inc.	6,188,775
6,200	@,@@	AmRest Holdings NV	333,031
82,380	L	Brown Shoe Co., Inc.	1,249,705
24,062	@,L	Buffalo Wild Wings, Inc.	558,720
226,700		CVS Caremark Corp.	9,011,325
28,000	@,L	Dick’s Sporting Goods, Inc.	777,280
40,000	@,L	DSW, Inc.	750,400
44,800	@	Einstein Noah Restaurant Group, Inc.	813,120
109,600	@	GameStop Corp.	6,807,256
19,457	@@	Gitanjali Gems Ltd.	215,874
431,236	@,L	HOT Topic, Inc.	2,509,794
72,400	@@,L	Inditex SA	4,380,926
683,300	@@	Jollibee Foods Corp.	853,290
132,108	@,L	Krispy Kreme Doughnuts, Inc.	417,461
839,000	@@	Lifestyle International Holdings Ltd.	2,244,255
52,500	L	Liz Claiborne, Inc.	1,068,375
100	@,@@,	Lululemon Athletica, Inc.	4,737
	L
201,014	@@	N Brown Group PLC	952,540
200	@@	Nafco Co., Ltd.	3,725
35,100	@@	Nitori Co., Ltd.	1,682,156
64,399	L	Nordstrom, Inc.	2,365,375
4,600	@@	Otsuka Kagu Ltd.	67,538
22,486	@,L	Panera Bread Co.	805,449
221,400	@@	Pendragon PLC	155,398
8,100	@@	Plant Co., Ltd.	24,864
100	@,L	Quiksilver, Inc.	858
70	@,L	Red Robin Gourmet Burgers, Inc.	2,239
219,083		Ross Stores, Inc.	5,601,952
57,130	L	Ruby Tuesday, Inc.	557,018
9,400	@@	Ryohin Keikaku Co., Ltd.	564,268
229,953	@,L	Sonic Corp.	5,035,971
86,800	@@,L	St. Marc Holdings Co., Ltd.	3,510,304
21,000	@	Starbucks Corp.	429,870
31,800	@@	Sugi Pharmacy Co., Ltd.	908,548
34,000	@@	Tsuruha Holdings, Inc.	1,303,288
117,700	@@	Valor Co., Ltd.	1,433,893
104,400		Wal-Mart Stores, Inc.	4,962,132
30,650	@@	Yamada Denki Co., Ltd.	3,457,480
332	@@	Yoshinoya D&C Co., Ltd.	558,125

			72,567,315

		Savings & Loans: 0.1%
188,223	L	Bankunited Financial Corp.	1,298,739
17,600	@,L	FirstFed Financial Corp.	630,432
9,975	L	KNBT Bancorp., Inc.	153,815

			2,082,986

		Semiconductors: 5.2%
1,634,570		Altera Corp.	31,579,892
32,434	@,L	Anadigics, Inc.	375,261
124,077	@,L	ATMI, Inc.	4,001,483
90,463	@	Credence Systems Corp.	218,920
139,215	@,L	Cree, Inc.	3,824,236
1,607,532	@@	Epistar Corp.	6,832,924
307,946	@@	Everlight Electronics Co., Ltd.	1,115,091
424,000	@,@@	Formosa Epitaxy, Inc.	413,580
10,350	@@	Global Mixed Mode Technology, Inc.	66,949
563,486	@	Integrated Device Technology, Inc.	6,373,027
454,817		Intersil Corp.	11,133,920
20,300	@@	Kontron AG	407,525
32,500	@	Lam Research Corp.	1,404,975
110,250	@@	MediaTek, Inc.	1,413,168
32,100	L	National Semiconductor Corp.	726,744
926,289	@,@@	Opto Technology Corp.	897,185
190,900	@@	Powertech Technology, Inc.	671,956
394,350	@@	Richtek Technology Corp.	3,521,067
217,916	@@,L	Siliconware Precision Industries Co. ADR	1,937,273
14,800	@,L	Sirf Technology Holdings, Inc.	371,924
156,000	@@	Tekcore Co., Ltd.	174,111
150,530		Xilinx, Inc.	3,292,091
91,900	@@	Zetex PLC	87,481

			80,840,783

		Software: 4.9%
216,000	@	Adobe Systems, Inc.	9,229,680
24,100	@,L	Allscripts Healthcare Solutions, Inc.	468,022
651,300	@,@@	Autonomy Corp. PLC	11,448,218
25,700	@	Callidus Software, Inc.	132,869
13,900	@,L	Cerner Corp.	783,960
142,237	@,L	Eclipsys Corp.	3,600,018
21,859	@,L	Electronic Arts, Inc.	1,276,784
55,724	@	Emageon, Inc.	222,896
246,500		IMS Health, Inc.	5,679,360
578,000	@@	Kingdee International Software Group Co., Ltd.	447,380
50,100		Mastercard, Inc.	10,781,520
3,400	@	MSCI, Inc. — Class A	130,560
545,400	@@	Nomura Research Institute Ltd.	17,842,963
110,000	@,L	Nuance Communications, Inc.	2,054,800

See Accompanying Notes to Financial Statements

168

PORTFOLIO OF INVESTMENTS
ING FMRsm Diversified Mid Cap Portfolio
as of December 31, 2007 (continued)

Shares			Value

		Software (continued)
58	@,L	Omnicell, Inc.	$1,562
18,547	@,L	Omniture, Inc.	617,430
83,303	L	Quality Systems, Inc.	2,539,908
32,200	@,L	Salary.com, Inc.	413,770
6,500	@	Solera Holdings, Inc.	161,070
5,700	@,L	Taleo Corp.	169,746
100	@,@@, L	The9 Ltd. ADR	2,132
28,100	@,L	THQ, Inc.	792,139
69,300	@,@@, L	UbiSoft Entertainment	7,035,196

			75,831,983

		Telecommunications: 5.5%
289,600	@,L	ADC Telecommunications, Inc.	4,503,280
128,459	L	Adtran, Inc.	2,746,453
185,500	@	Airspan Networks, Inc.	326,480
100	@,@@,	Alvarion Ltd.	950
	L
210,285	@,@@	Amdocs Ltd.	7,248,524
863,263	@	Cisco Systems, Inc.	23,368,529
119,627	@	CPI International, Inc.	2,045,622
146	@	Globecomm Systems, Inc.	1,708
1,164,979	@,L	Juniper Networks, Inc.	38,677,303
20,400	@,L	NII Holdings, Inc.	985,728
3,700	@@	Nokia OYJ ADR	142,043
94,031		Plantronics, Inc.	2,444,806
330,500	@,@@	Sandvine Corp.	1,279,204
13,700	@@	SK Telecom Co., Ltd. ADR	408,808
100		Sprint Nextel Corp.	1,313
1,574,922	@@	Zyxel Communications Corp.	2,022,746

			86,203,497

		Textiles: 0.0%
14,000	@@	Kuraray Co., Ltd.	168,900

			168,900

		Toys/Games/Hobbies: 0.4%
28,800	L	Hasbro, Inc.	736,704
191,292	@,L	Marvel Entertainment, Inc.	5,109,409

			5,846,113

		Transportation: 0.6%
100		Con-way, Inc.	4,154
88,100		CSX Corp.	3,874,638
9,640	L	Landstar System, Inc.	406,326
97,100	L	Tidewater, Inc.	5,326,906
24,598	@@	Transport Corp. of India Ltd.	110,025

			9,722,049

		Trucking & Leasing: 0.1%
30,900		Aircastle Ltd.	813,597

			813,597

		Venture Capital: 0.0%
7,900	@@	Jafco Co., Ltd.	258,746

			258,746

		Total Common Stock (Cost $1,425,899,158)	1,517,533,519

REAL ESTATE INVESTMENT TRUSTS: 1.0%

		Diversified: 0.0%
246	@@	British Land Co. PLC	4,613
2	L	CapitalSource, Inc.	35
25,000	@@	Land Securities Group PLC	749,187

			753,835

		Health Care: 0.8%
566,204	L	Senior Housing Properties Trust	12,841,507

			12,841,507

		Office Property: 0.0%
11	@@	DA Office Investment Corp.	70,172
123,000	@,@@, L	K-Real Estate Investment Trust Asia	180,667

			250,839

		Regional Malls: 0.1%
24,900	L	General Growth Properties, Inc.	1,025,382

			1,025,382

		Shopping Centers: 0.1%
20,800	L	Regency Centers Corp.	1,341,392

			1,341,392

		Total Real Estate Investment Trusts (Cost $16,995,839)	16,212,955

		Total Long-Term Investments (Cost $1,442,894,997)	1,533,746,474

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 22.2%

		U.S. Government Agency Obligations: 0.8%
$13,092,000	Z	Federal Home Loan Bank, 3.050%, due 01/02/08	$13,089,782

		Total U.S. Government Agency Obligations (Cost $13,089,782)	13,089,782

		Securities Lending CollateralCC: 21.4%
332,109,936		Bank of New York Mellon Corp. Institutional Cash Reserves	332,109,936

		Total Securities Lending Collateral (Cost $332,109,936)	332,109,936

		Total Short-Term Investments (Cost $345,199,718)	345,199,718

	Total Investments in Securities
	(Cost $1,788,094,715)*	120.8%	$1,878,946,192
	Other Assets and Liabilities - Net	(20.8)	(323,949,330)

	Net Assets	100.0%	$1,554,996,862

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2007.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

See Accompanying Notes to Financial Statements

169

PORTFOLIO OF INVESTMENTS
ING FMRsm Diversified Mid Cap Portfolio
as of December 31, 2007 (continued)

*	Cost for federal income tax purposes is $1,794,917,505

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$173,825,970
Gross Unrealized Depreciation	(89,797,283)

Net Unrealized Appreciation	$84,028,687

At December 31, 2007 the following forward currency contracts were outstanding for the ING FMRSM Diversified Mid Cap Portfolio:

			In
		Settlement	Exchange		Unrealized
Currency	Buy/Sell	Date	For	Value	Appreciation
			USD

Japanese Yen JPY 27,112,247	Buy	01/07/08	237,122	$242,886	$5,764

					$5,764

See Accompanying Notes to Financial Statements

170

PORTFOLIO OF INVESTMENTS
ING FMRsm Large Cap Growth Portfolio
as of December 31, 2007

Shares			Value

COMMON STOCK: 97.6%

		Aerospace/Defense: 3.4%
30,000		General Dynamics Corp.	$2,669,700
73,600		Lockheed Martin Corp.	7,747,136
150,100		Raytheon Co.	9,111,070

			19,527,906

		Agriculture: 3.0%
229,900		Altria Group, Inc.	17,375,842

			17,375,842

		Airlines: 1.5%
234,400	@	AMR Corp.	3,288,632
99,800	@	Continental Airlines, Inc.	2,220,550
205,900	@	US Airways Group, Inc. — NEW	3,028,789

			8,537,971

		Apparel: 2.1%
184,700		Nike, Inc.	11,865,128

			11,865,128

		Banks: 1.2%
139,600		Bank of New York Mellon Corp.	6,806,896

			6,806,896

		Biotechnology: 2.0%
205,000	@	Biogen Idec, Inc.	11,668,600

			11,668,600

		Chemicals: 2.9%
147,682		Monsanto Co.	16,494,603

			16,494,603

		Commercial Services: 1.8%
91,800	@	Apollo Group, Inc. — Class A	6,439,770
57,600		McKesson Corp.	3,773,376

			10,213,146

		Computers: 10.0%
151,100	@	Apple, Inc.	29,929,888
318,700	@	EMC Corp.	5,905,511
384,716		Hewlett-Packard Co.	19,420,464
19,000		International Business Machines Corp.	2,053,900

			57,309,763

		Diversified Financial Services: 1.8%
54,200		Ameriprise Financial, Inc.	2,986,962
33,700		Goldman Sachs Group, Inc.	7,247,185

			10,234,147

		Electric: 1.7%
188,430		PPL Corp.	9,815,319

			9,815,319

		Electrical Components & Equipment: 1.1%
27,613	@	Energizer Holdings, Inc.	3,096,246
95,337	@	Energy Conversion Devices, Inc.	3,208,090

			6,304,336

		Electronics: 2.5%
149,477	@	Avnet, Inc.	5,227,211
350,900		PerkinElmer, Inc.	9,130,418

			14,357,629

		Engineering & Construction: 1.6%
95,700	@	Jacobs Engineering Group, Inc.	9,149,877

			9,149,877

		Food: 3.3%
121,200	@	Great Atlantic & Pacific Tea Co.	3,797,196
202,700		Kroger Co.	5,414,117
272,400		Safeway, Inc.	9,318,804

			18,530,117

		Healthcare — Products: 2.3%
225,000		Baxter International, Inc.	13,061,250

			13,061,250

		Healthcare — Services: 2.0%
49,500		UnitedHealth Group, Inc.	2,880,900
95,400	@	WellPoint, Inc.	8,369,442

			11,250,342

		Insurance: 4.1%
64,800	@@	ACE Ltd.	4,003,344
205,300		Chubb Corp.	11,205,274
18,000	@@	PartnerRe Ltd.	1,485,540
70,700		Prudential Financial, Inc.	6,577,928

			23,272,086

		Internet: 1.7%
10,700	@	Google, Inc. — Class A	7,398,836
62,900	@	McAfee, Inc.	2,358,750

			9,757,586

		Iron/Steel: 1.0%
66,600		Allegheny Technologies, Inc.	5,754,240

			5,754,240

		Lodging: 0.3%
45,400		Boyd Gaming Corp.	1,546,778

			1,546,778

		Machinery — Diversified: 6.0%
158,300	@	AGCO Corp.	10,761,234
84,500		Cummins, Inc.	10,762,765
265,600		Manitowoc Co., Inc.	12,969,248

			34,493,247

		Media: 2.7%
234,500	@	Discovery Holding Co.	5,895,330
116,641	@	EchoStar Communications Corp.	4,399,699
165,875		Walt Disney Co.	5,354,445

			15,649,474

		Metal Fabricate/Hardware: 0.8%
31,200		Precision Castparts Corp.	4,327,440

			4,327,440

		Mining: 0.5%
39,882	@	RTI International Metals, Inc.	2,749,066

			2,749,066

		Oil & Gas: 6.3%
117,500		ExxonMobil Corp.	11,008,575
146,400		Frontier Oil Corp.	5,940,912
77,800		Holly Corp.	3,959,242

See Accompanying Notes to Financial Statements

171

PORTFOLIO OF INVESTMENTS
ING FMRsm Large Cap Growth Portfolio
as of December 31, 2007 (continued)

Shares			Value

		Oil & Gas (continued)
133,189		Tesoro Petroleum Corp.	$6,353,115
43,564	@	Transocean, Inc.	6,236,187
94,400		Western Refining, Inc.	2,285,424

			35,783,455

		Oil & Gas Services: 2.6%
199,700	@	National Oilwell Varco, Inc.	14,669,962

			14,669,962

		Pharmaceuticals: 6.2%
44,900		Cardinal Health, Inc.	2,592,975
225,200	@	Endo Pharmaceuticals Holdings, Inc.	6,006,084
44,911	@	Medco Health Solutions, Inc.	4,553,975
444,500		Schering-Plough Corp.	11,841,480
157,544	@	Theravance, Inc.	3,072,108
75,500	@	United Therapeutics Corp.	7,372,575

			35,439,197

		Retail: 4.7%
172,600		Advance Auto Parts, Inc.	6,557,074
252,400		Burger King Holdings, Inc.	7,195,924
134,600	@	Coach, Inc.	4,116,068
99,700		CVS Caremark Corp.	3,963,075
102,600		Wal-Mart Stores, Inc.	4,876,578

			26,708,719

		Semiconductors: 4.7%
514,532		Applied Materials, Inc.	9,138,088
42,700	@	Cypress Semiconductor Corp.	1,538,481
200,366	@	Formfactor, Inc.	6,632,115
97,900		Intel Corp.	2,610,014
77,600	@	MEMC Electronic Materials, Inc.	6,866,824

			26,785,522

		Software: 2.1%
341,900		Microsoft Corp.	12,171,640

			12,171,640

		Telecommunications: 9.7%
69,500	@	American Tower Corp.	2,960,700
213,400		AT&T, Inc.	8,868,904
246,200	@	Ciena Corp.	8,397,882
765,300	@	Cisco Systems, Inc.	20,716,669
18,800	@	NII Holdings, Inc.	908,416
335,900	@	Polycom, Inc.	9,331,302
108,700		Qualcomm, Inc.	4,277,345

			55,461,218

		Total Common Stock (Cost $538,647,616)	557,072,502

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 2.3%

		U.S. Government Agency Obligations: 2.3%
$13,249,000	Z	Federal Home Loan Bank, 3.050%, due 01/02/08	$13,246,755

		Total Short-Term Investments (Cost $13,246,755)	13,246,755

	Total Investments in Securities
	(Cost $551,894,371)*	99.9%	$570,319,257
	Other Assets and Liabilities - Net	0.1	669,562

	Net Assets	100.0%	$570,988,819

@	Non-income producing security
@@	Foreign Issuer
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $555,009,739

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$47,947,449
Gross Unrealized Depreciation	(32,637,931)

Net Unrealized Appreciation	$15,309,518

See Accompanying Notes to Financial Statements

172

PORTFOLIO OF INVESTMENTS
ING FMRsm Mid Cap Growth Portfolio
as of December 31, 2007

Shares			Value

COMMON STOCK: 98.4%

		Aerospace/Defense: 1.8%
127,949	@,L	BE Aerospace, Inc.	$6,768,502
41,000	@	Spirit Aerosystems Holdings, Inc.	1,414,500

			8,183,002

		Airlines: 2.4%
351,700	@,L	AMR Corp.	4,934,351
142,000	@,L	Continental Airlines, Inc.	3,159,500
189,900	@,L	US Airways Group, Inc. — NEW	2,793,429

			10,887,280

		Banks: 0.7%
39,300		Northern Trust Corp.	3,009,594

			3,009,594

		Beverages: 0.3%
20,800	@,L	Central European Distribution Corp.	1,208,064

			1,208,064

		Biotechnology: 4.4%
214,800	@,L	Affymetrix, Inc.	4,970,472
177,100	@	Biogen Idec, Inc.	10,080,532
68,200	@,L	Charles River Laboratories International, Inc.	4,487,560

			19,538,564

		Building Materials: 0.6%
21,300	L	Martin Marietta Materials, Inc.	2,824,380

			2,824,380

		Chemicals: 0.9%
73,700		FMC Corp.	4,020,335

			4,020,335

		Commercial Services: 2.5%
31,900	@	Apollo Group, Inc. — Class A	2,237,785
111,500	@,L	Corinthian Colleges, Inc.	1,717,100
137,498	@	Corrections Corp. of America	4,057,566
17,400		McKesson Corp.	1,139,874
53,877		Pharmaceutical Product Development, Inc.	2,175,014

			11,327,339

		Computers: 7.9%
17,200	@	Apple, Inc.	3,406,976
857,400	@,L	Brocade Communications Systems, Inc.	6,293,316
119,300	@,L	Cadence Design Systems, Inc.	2,029,293
318,700	@,L	Cognizant Technology Solutions Corp.	10,816,678
112,356		Diebold, Inc.	3,256,077
311,400	@	Western Digital Corp.	9,407,394

			35,209,734

		Cosmetics/Personal Care: 0.7%
130,100		Alberto-Culver Co.	3,192,654

			3,192,654

		Diversified Financial Services: 0.8%
109,375	@,@@, L	MF Global Ltd.	3,442,031

			3,442,031

		Electric: 3.5%
122,364	@	AES Corp.	2,617,366
28,700		Allegheny Energy, Inc.	1,825,607
61,500		Constellation Energy Group, Inc.	6,305,595
91,100		PPL Corp.	4,745,399

			15,493,967

		Electrical Components & Equipment: 3.3%
19,500	@,L	Energizer Holdings, Inc.	2,186,535
244,396	@,L	Energy Conversion Devices, Inc.	8,223,925
58,600	@,L	General Cable Corp.	4,294,208

			14,704,668

		Electronics: 3.1%
13,400	@	Agilent Technologies, Inc.	492,316
143,600	@	Thermo Electron Corp.	8,282,848
64,800	@,L	Waters Corp.	5,123,736

			13,898,900

		Energy — Alternate Sources: 3.7%
30,300	@,L	First Solar, Inc.	8,094,342
66,300	@,L	Sunpower Corp.	8,644,857

			16,739,199

		Engineering & Construction: 0.9%
4,000		Fluor Corp.	582,880
22,800	@,@@, L	Foster Wheeler Ltd.	3,534,456

			4,117,336

		Food: 2.1%
27,400		Campbell Soup Co.	979,002
41,200		Corn Products International, Inc.	1,514,100
96,400		McCormick & Co., Inc.	3,654,524
66,400		Safeway, Inc.	2,271,544
604		Seaboard Corp.	887,880

			9,307,050

		Healthcare — Products: 0.2%
6,500	@,L	Henry Schein, Inc.	399,100
20,800	@,L	Immucor, Inc.	706,992

			1,106,092

		Healthcare — Services: 1.4%
8,300	@	Coventry Health Care, Inc.	491,775
15,100	@	Health Net, Inc.	729,330
72,200	@,L	Pediatrix Medical Group, Inc.	4,920,430

			6,141,535

		Home Furnishings: 1.2%
65,200	L	Whirlpool Corp.	5,322,276

			5,322,276

		Insurance: 4.3%
167,500		Assurant, Inc.	11,205,750
65,161		Chubb Corp.	3,556,487
61,000	L	CNA Financial Corp.	2,056,920
85,900		HCC Insurance Holdings, Inc.	2,463,612
2,400	@,L	Philadelphia Consolidated Holding Co.	94,440

			19,377,209

		Internet: 1.2%
16,000	@,L	Expedia, Inc.	505,920
41,204	@,L	Priceline.com, Inc.	4,732,691

			5,238,611

See Accompanying Notes to Financial Statements

173

PORTFOLIO OF INVESTMENTS
ING FMRsm Mid Cap Growth Portfolio
as of December 31, 2007 (continued)

Shares			Value

		Iron/Steel: 3.1%
132,792		Allegheny Technologies, Inc.	$11,473,229
39,200		Nucor Corp.	2,321,424

			13,794,653

		Lodging: 0.3%
24,784	@,W,L	Gaylord Entertainment Co.	1,003,008
8,000		Starwood Hotels & Resorts Worldwide, Inc.	352,240

			1,355,248

		Machinery — Construction & Mining: 0.4%
24,834	@	Terex Corp.	1,628,365

			1,628,365

		Machinery — Diversified: 3.1%
53,500	@,L	AGCO Corp.	3,636,930
204,844		Manitowoc Co., Inc.	10,002,533

			13,639,463

		Media: 3.1%
44,100	@,L	Cablevision Systems Corp.	1,080,450
441,726	@,L	Discovery Holding Co.	11,104,995
20,700	@	EchoStar Communications Corp.	780,804
23,500	L	EW Scripps Co.	1,057,735

			14,023,984

		Mining: 1.7%
108,524	@,L	RTI International Metals, Inc.	7,480,559

			7,480,559

		Oil & Gas: 7.1%
95,700	@	Denbury Resources, Inc.	2,847,075
64,100	L	Diamond Offshore Drilling	9,102,200
152,729		Frontier Oil Corp.	6,197,743
94,500	L	Holly Corp.	4,809,105
70,600	@	Southwestern Energy Co.	3,933,832
27,600		Tesoro Petroleum Corp.	1,316,520
16,649	@	Transocean, Inc.	2,383,304
50,575		Western Refining, Inc.	1,224,421

			31,814,200

		Oil & Gas Services: 3.4%
46,200	@,L	Cameron International Corp.	2,223,606
9,800	@,L	Grant Prideco, Inc.	543,998
136,842	@	National Oilwell Varco, Inc.	10,052,413
35,000		Smith International, Inc.	2,584,750

			15,404,767

		Packaging & Containers: 0.5%
50,400		Ball Corp.	2,268,000

			2,268,000

		Pharmaceuticals: 3.4%
18,401	@,L	Amylin Pharmaceuticals, Inc.	680,837
12,800	@,L	Cephalon, Inc.	918,528
8,500	@	Endo Pharmaceuticals Holdings, Inc.	226,695
33,100	@	Express Scripts, Inc.	2,416,300
127,838	@	Gilead Sciences, Inc.	5,881,826
266,700	@,L	Theravance, Inc.	5,200,650

			15,324,836

		Retail: 8.0%
8,200		Abercrombie & Fitch Co.	655,754
275,060		Advance Auto Parts, Inc.	10,449,529
20,800	@	Autozone, Inc.	2,494,128
185,300		Burger King Holdings, Inc.	5,282,903
202,500	@	Coach, Inc.	6,192,450
148,900	@	Copart, Inc.	6,335,695
7,100		Darden Restaurants, Inc.	196,741
14,300	L	Family Dollar Stores, Inc.	274,989
33,300	@	GameStop Corp.	2,068,263
57,900		OfficeMax, Inc.	1,196,214
21,200		Ross Stores, Inc.	542,084

			35,688,750

		Savings & Loans: 0.6%
137,800	L	People’s United Financial, Inc.	2,452,840
6,900	L	Provident Financial Services, Inc.	99,498

			2,552,338

		Semiconductors: 6.2%
32,400	@	Broadcom Corp.	846,936
78,000	@,L	Cypress Semiconductor Corp.	2,810,340
218,137	@,L	Formfactor, Inc.	7,220,335
22,400	@	Integrated Device Technology, Inc.	253,344
51,000	@	Lam Research Corp.	2,204,730
154,700	@,@@, L	Marvell Technology Group Ltd.	2,162,706
81,500	@	MEMC Electronic Materials, Inc.	7,211,935
131,100	@	Nvidia Corp.	4,460,022
19,600		Xilinx, Inc.	428,652

			27,599,000

		Software: 2.5%
15,800		Mastercard, Inc.	3,400,160
130,800	@,L	Nuance Communications, Inc.	2,443,344
100,500		SEI Investments Co.	3,233,085
115,209	@,L	Take-Two Interactive Software, Inc.	2,125,606

			11,202,195

		Telecommunications: 6.6%
186,700	@	American Tower Corp.	7,953,420
46,600	@,L	Ciena Corp.	1,589,526
18,200	@,L	CommScope, Inc.	895,622
97,900	@,L	Foundry Networks, Inc.	1,715,208
116,100	@	NII Holdings, Inc.	5,609,952
423,800	@,L	Polycom, Inc.	11,773,164

			29,536,892

		Toys/Games/Hobbies: 0.5%
112,400		Mattel, Inc.	2,140,096

			2,140,096

		Total Common Stock (Cost $432,648,797)	439,743,166

See Accompanying Notes to Financial Statements

174

PORTFOLIO OF INVESTMENTS
ING FMRsm Mid Cap Growth Portfolio
as of December 31, 2007 (continued)

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 27.1%

		U.S. Government Agency Obligations: 0.7%
$3,336,000	Z	Federal Home Loan Bank, 3.050%, due 01/02/08	$3,335,435

		Total U.S. Government Agency Obligations (Cost $3,335,435)	3,335,435

		Securities Lending CollateralCC: 26.4%
117,873,553		Bank of New York Mellon Corp. Institutional Cash Reserves	117,873,553

		Total Securities Lending Collateral (Cost $117,873,553)	117,873,553

		Total Short-Term Investments (Cost $121,208,988)	121,208,988

	Total Investments in Securities
	(Cost $553,857,785)*	125.5%	$560,952,154
	Other Assets and Liabilities - Net	(25.5)	(114,035,458)

	Net Assets	100.0%	$446,916,696

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
W	When-issued or delayed delivery security
L	Loaned security, a portion or all of the security is on loan at December 31, 2007.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $558,779,580

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$43,392,336
Gross Unrealized Depreciation	(41,219,762)

Net Unrealized Appreciation	$2,172,574

See Accompanying Notes to Financial Statements

175

PORTFOLIO OF INVESTMENTS
ING Franklin Income Portfolio
as of December 31, 2007

Shares			Value

COMMON STOCK: 26.6%

		Banks: 3.4%
200,000		Bank of America Corp.	$8,252,000
200,000	@@	HSBC Holdings PLC	3,368,906
100,000		Wachovia Corp.	3,803,000
150,000		Wells Fargo & Co.	4,528,500

			19,952,406

		Chemicals: 0.5%
75,000		Dow Chemical Co.	2,956,500

			2,956,500

		Diversified Financial Services: 0.8%
100,000		JPMorgan Chase & Co.	4,365,000

			4,365,000

		Electric: 7.4%
40,000		Ameren Corp.	2,168,400
50,000		Centerpoint Energy, Inc.	856,500
100,000		Consolidated Edison, Inc.	4,885,000
64,000		Dominion Resources, Inc.	3,036,800
240,000		Duke Energy Corp.	4,840,800
16,300		Exelon Corp.	1,330,732
10,900		FirstEnergy Corp.	788,506
17,000		FPL Group, Inc.	1,152,260
125,000		PG&E Corp.	5,386,250
75,000		Pinnacle West Capital Corp.	3,180,750
100,000		Portland General Electric Co.	2,778,000
25,000		Progress Energy, Inc.	1,210,750
53,700		Public Service Enterprise Group, Inc.	5,275,488
104,800		Southern Co.	4,061,000
125,000		TECO Energy, Inc.	2,151,250

			43,102,486

		Gas: 1.0%
80,000		AGL Resources, Inc.	3,011,200
100,000		Atmos Energy Corp.	2,804,000

			5,815,200

		Healthcare — Products: 1.4%
120,000		Johnson & Johnson	8,004,000

			8,004,000

		Home Builders: 0.3%
70,600		KB Home	1,524,960

			1,524,960

		Mining: 0.4%
2,400	@@	Anglogold Ashanti Ltd. ADR	102,744
50,000	@@	Barrick Gold Corp.	2,102,500

			2,205,244

		Miscellaneous Manufacturing: 0.9%
60,000		3M Co.	5,059,200

			5,059,200

		Oil & Gas: 2.0%
30,000	@@	BP PLC ADR	2,195,100
40,000	@@	Canadian Oil Sands Trust	1,568,874
50,000		Chevron Corp.	4,666,500
35,000		ConocoPhillips	3,090,500

			11,520,974

		Oil & Gas Services: 0.7%
100,000		Halliburton Co.	3,791,000

			3,791,000

		Pharmaceuticals: 2.2%
11,500		Merck & Co., Inc.	668,265
500,000		Pfizer, Inc.	11,365,000
24,712		Schering-Plough Corp.	658,328

			12,691,593

		Pipelines: 1.1%
122,400		Spectra Energy Corp.	3,160,368
75,000	@@	TransCanada Corp.	3,080,703

			6,241,071

		Retail: 0.5%
27,555		CVS Caremark Corp.	1,095,311
70,000		Home Depot, Inc.	1,885,800

			2,981,111

		Savings & Loans: 0.2%
100,000		Washington Mutual, Inc.	1,361,000

			1,361,000

		Semiconductors: 1.1%
200,000		Maxim Integrated Products	5,296,000
39,016		Microchip Technology, Inc.	1,225,883

			6,521,883

		Telecommunications: 2.5%
220,000		AT&T, Inc.	9,143,200
100,000		Verizon Communications, Inc.	4,369,000
34,000	@@	Vodafone Group PLC ADR	1,268,880

			14,781,080

		Transportation: 0.2%
20,000		United Parcel Service, Inc. — Class B	1,414,400

			1,414,400

		Total Common Stock (Cost $151,599,067)	154,289,108

REAL ESTATE INVESTMENT TRUSTS: 0.5%

		Diversified: 0.5%
29,200		CapitalSource, Inc.	513,628
85,900		iStar Financial, Inc.	2,237,695

		Total Real Estate Investment Trusts (Cost $3,545,299)	2,751,323

PREFERRED STOCK: 9.4%

		Banks: 0.4%
30,000		Credit Suisse, 8.000%, due 03/07/08	2,201,700

			2,201,700

		Chemicals: 0.3%
30,000		Huntsman Corp., 5.000%, due 02/16/08	1,477,500

			1,477,500

		Diversified Financial Services: 3.8%
175,000		Comcast Corp., 8.500%, due 11/26/08	3,271,870
100,000		E*Trade Financial Corp., 6.125%, due 11/18/8	567,000
200,000	#	Goldman Sachs Group, Inc., 9.000%, due 04/02/08	2,647,200
60,000	#	Lehman Brothers Holdings, Inc., 7.500%, due 12/03/08	3,168,000
40,000	#	Lehman Brothers Holdings, Inc., 8.000%, due 09/02/08	2,280,800
100,000	#	Morgan Stanley, 5.260%, due 01/21/09	6,638,800

See Accompanying Notes to Financial Statements

176

PORTFOLIO OF INVESTMENTS
ING Franklin Income Portfolio
as of December 31, 2007 (continued)

Shares			Value

		Diversified Financial Services (continued)
80,000	#	Morgan Stanley, 7.000%, due 05/30/08	$1,715,200
80,000	#	Morgan Stanley, 7.300%, due 01/24/08	1,980,800

			22,269,670

		Electric: 0.5%
50,000	P,X	CMS Energy Trust I, 7.750%, due 07/15/27	2,450,000
10,000		PNM Resources, Inc., 6.750%, due 05/16/08	404,000

			2,854,000

		Pharmaceuticals: 0.6%
15,000		Schering-Plough Corp., 6.000%, due 08/13/10	3,642,150

			3,642,150

		Savings & Loans: 0.6%
4,000		Washington Mutual, Inc., 7.750%, due 12/31/49	3,540,000

			3,540,000

		Sovereign: 3.2%
100,000	P	Fannie Mae, 6.750%, due 09/30/10	2,375,000
200,200	P	Fannie Mae, 7.625%, due 11/21/12	5,105,100
197,000	P	Fannie Mae, 8.250%, due 12/31/10	5,072,750
220,800	P	Freddie Mac, 8.375%, due 12/31/12	5,773,920

			18,326,770

		Total Preferred Stock (Cost $57,686,201)	54,311,790

Principal
Amount			Value

CONVERTIBLE BONDS: 0.9%

		Biotechnology: 0.2%
$1,500,000		Amgen, Inc., 0.375%, due 02/01/13	$1,325,625

			1,325,625

		Semiconductors: 0.5%
4,000,000	#	Advanced Micro Devices, Inc., 5.750%, due 08/15/12	3,200,000

			3,200,000

		Telecommunications: 0.2%
1,012,000	@@,C	Nortel Networks Corp., 4.250%, due 09/01/08	998,085

			998,085

		Total Convertible Bonds (Cost $6,148,304)	5,523,710

CORPORATE BONDS/NOTES: 49.6%

		Advertising: 1.0%
1,000,000	C	Lamar Media Corp., 6.625%, due 08/15/15	977,500
1,900,000	C	R.H. Donnelley Corp., 6.875%, due 01/15/13	1,710,000
400,000	C	R.H. Donnelley Corp., 8.875%, due 01/15/16	376,000
3,100,000	#,C	RH Donnelley Corp., 8.875%, due 10/15/17	2,883,000

			5,946,500

		Aerospace/Defense: 0.7%
1,325,000	C	DRS Technologies, Inc., 6.625%, due 02/01/16	1,315,063
2,000,000	C	L-3 Communications Corp., 5.875%, due 01/15/15	1,940,000
700,000	C	L-3 Communications Corp., 6.375%, due 10/15/15	693,000

			3,948,063

		Agriculture: 0.1%
300,000	C	Reynolds American, Inc., 7.250%, due 06/01/13	318,820

			318,820

		Auto Manufacturers: 0.3%
1,500,000	L	Ford Motor Co., 7.450%, due 07/16/31	1,121,250
500,000	C,L	General Motors Corp., 8.375%, due 07/15/33	405,000

			1,526,250

		Auto Parts & Equipment: 1.0%
532,258		Allison Transmission, Inc., 7.900%, due 08/07/14	498,231
967,742		Allison Transmission, Inc., 8.000%, due 08/07/14	905,875
900,000	#,C	TRW Automotive, Inc., 7.250%, due 03/15/17	812,250
3,989,975		U.S. Investigations Services, Inc., 7.910%, due 04/01/15	3,775,514

			5,991,870

		Biotechnology: 0.1%
500,000	#,C	Amgen, Inc., 5.850%, due 06/01/17	508,468

			508,468

		Chemicals: 0.4%
EUR 1,400,000	@@, #,C	Ineos Group Holdings PLC, 7.875%, due 02/15/16	1,719,374
$700,000	C	Johnsondiversey, Inc., 9.625%, due 05/15/12	719,250

			2,438,624

		Coal: 0.3%
1,000,000	C	Massey Energy Co., 6.875%, due 12/15/13	947,500
1,000,000	C	Peabody Energy Corp., 7.375%, due 11/01/16	1,030,000

			1,977,500

		Commercial Services: 0.4%
2,000,000	C	Hertz Corp., 8.875%, due 01/01/14	2,037,500
400,000	C,L	Rental Service Corp., 9.500%, due 12/01/14	360,000

			2,397,500

		Computers: 1.9%
6,500,000	#,C	Ceridian Corp., 11.250%, due 11/15/15	6,044,994
3,300,000	@@, C	Seagate Technology HDD Holdings, 6.375%, due 10/01/11	3,271,125
800,000	C	Sungard Data Systems, Inc., 9.125%, due 08/15/13	818,000
800,000	C	SunGard Data Systems, Inc., 10.250%, due 08/15/15	822,000

			10,956,119

See Accompanying Notes to Financial Statements

177

PORTFOLIO OF INVESTMENTS
ING Franklin Income Portfolio
as of December 31, 2007 (continued)

Principal
Amount			Value

		Diversified Financial Services: 7.8%
$3,000,000	@@, #,C	CEVA Group PLC, 10.000%, due 09/01/14	$3,097,500
1,500,000	C,L	E*Trade Financial Corp., 7.875%, due 12/01/15	1,151,250
1,000,000		Ford Motor Credit Co., 7.250%, due 10/25/11	866,847
10,500,000		Ford Motor Credit Co., 7.375%, due 10/28/09	9,887,136
4,500,000		Ford Motor Credit Co., 7.875%, due 06/15/10	4,154,229
2,000,000		Ford Motor Credit Co., 9.875%, due 08/10/11	1,893,042
6,000,000		General Motors Acceptance Corp., 5.625%, due 05/15/09	5,662,590
1,300,000		General Motors Acceptance Corp., 6.875%, due 09/15/11	1,113,008
2,800,000		General Motors Acceptance Corp., 6.875%, due 08/28/12	2,348,517
7,200,000		General Motors Acceptance Corp., 7.750%, due 01/19/10	6,719,357
400,000	#,C	Hawker Beechcraft Acquisition Co., LLC, 8.500%, due 04/01/15	401,000
4,400,000		Lehman Brothers Holdings, Inc., 6.200%, due 09/26/14	4,487,380
5,000,000	C	Residential Capital Corp., 7.875%, due 06/30/10	3,225,000
400,000	+,C	Vanguard Health Holding Co. I, LLC, 0.000% (step rate 11.250%), due 10/01/15	298,000

			45,304,856

		Electric: 4.8%
8,100,000	&,#, C	Energy Future Holdings, 11.250%, due 11/01/17	8,221,500
2,500,000	@@, #,C	Intergen NV, 9.000%, due 06/30/17	2,643,750
600,000	C	NRG Energy, Inc., 7.250%, due 02/01/14	586,500
2,100,000	C	Reliant Energy, Inc., 7.625%, due 06/15/14	2,089,500
1,100,000	C,L	Reliant Energy, Inc., 7.875%, due 06/15/17	1,094,500
3,500,000		Texas Competitive Electric Holdings Co., LLC, 8.396%, due 10/24/14	3,440,066
4,300,000	#,C	Texas Competitive Electric Holdings Co., LLC, 10.250%, due 11/01/15	4,278,500
4,000,000	&,#, C	Texas Competitive Electric Holdings Co., LLC, 10.500%, due 11/01/16	3,970,000
1,900,000	C	TXU Corp., 5.550%, due 11/15/14	1,526,048

			27,850,364

		Electronics: 1.3%
2,000,000	@@, C,L	Flextronics International Ltd., 6.250%, due 11/15/14	1,915,000
1,250,000	@@, C,L	NXP BV/NXP Funding, LLC, 9.500%, due 10/15/15	1,148,438
2,050,000	C	Sanmina-SCI Corp., 6.750%, due 03/01/13	1,793,750
2,100,000	#,C	Sanmina-SCI Corp., 7.741%, due 06/15/14	2,034,375
1,000,000	C	Sanmina-SCI Corp., 8.125%, due 03/01/16	891,250

			7,782,813

		Environmental Control: 1.3%
1,350,000	C	Allied Waste North America, Inc., 6.375%, due 04/15/11	1,343,250
1,000,000	C	Allied Waste North America, Inc., 6.500%, due 11/15/10	1,005,000
2,500,000	C	Allied Waste North America, Inc., 6.875%, due 06/01/17	2,450,000
900,000	C	Allied Waste North America, Inc., 7.125%, due 05/15/16	897,750
2,000,000	C	Allied Waste North America, Inc., 7.375%, due 04/15/14	2,005,000

			7,701,000

		Food: 0.2%
1,300,000	C	Dole Food Co., Inc., 8.625%, due 05/01/09	1,261,000

			1,261,000

		Healthcare — Products: 0.9%
240,000		Bausch & Lomb, Inc, 0.250%, due 04/26/15	239,325
960,000		Bausch & Lomb, Inc, 8.268%, due 04/26/15	957,300
3,700,000	#,C	Bausch & Lomb, Inc., 9.875%, due 11/01/15	3,764,750

			4,961,375

		Healthcare — Services: 4.6%
2,500,000	C	Community Health Systems, Inc., 8.875%, due 07/15/15	2,559,375
2,200,000	C	DaVita, Inc., 6.625%, due 03/15/13	2,200,000
4,000,000	C	DaVita, Inc., 7.250%, due 03/15/15	4,030,000
2,000,000	C	HCA, Inc., 6.500%, due 02/15/16	1,700,000
1,300,000	C	HCA, Inc., 9.250%, due 11/15/16	1,368,250
4,500,000	C	Tenet Healthcare Corp., 6.375%, due 12/01/11	4,117,500
2,500,000	C	Tenet Healthcare Corp., 7.375%, due 02/01/13	2,200,000
5,500,000	C	Tenet Healthcare Corp., 9.250%, due 02/01/15	5,115,000
1,000,000	C	United Surgical Partners International, Inc., 8.875%, due 05/01/17	992,500
3,000,000	&,C	US Oncology Holdings, Inc., 10.759%, due 03/15/12	2,505,000

			26,787,625

		Home Builders: 1.3%
1,250,000	C	Beazer Homes USA, Inc., 6.875%, due 07/15/15	906,250
1,200,000	C	Beazer Homes USA, Inc., 8.125%, due 06/15/16	900,000
1,500,000	C	D.R. Horton, Inc., 5.625%, due 01/15/16	1,246,085
1,000,000	C	DR Horton, Inc., 6.500%, due 04/15/16	868,951

See Accompanying Notes to Financial Statements

178

PORTFOLIO OF INVESTMENTS
ING Franklin Income Portfolio
as of December 31, 2007 (continued)

Principal
Amount			Value

		Home Builders (continued)
$2,500,000	C	KB Home, 5.750%, due 02/01/14	$2,168,750
1,500,000	C,L	KB Home, 6.250%, due 06/15/15	1,312,500

			7,402,536

		Hotels: 0.2%
1,400,000	C	Host Marriott LP, 6.375%, due 03/15/15	1,372,000

			1,372,000

		Household Products/Wares: 0.3%
1,500,000	C	Johnsondiversey Holdings, Inc., 10.670%, due 05/15/13	1,522,500

			1,522,500

		Lodging: 0.6%
1,700,000	C	MGM Mirage, 6.625%, due 07/15/15	1,602,250
2,000,000	C	MGM Mirage, 6.750%, due 04/01/13	1,950,000

			3,552,250

		Machinery — Construction & Mining: 0.9%
5,000,000	C	Terex Corp., 8.000%, due 11/15/17	5,087,500

			5,087,500

		Machinery — Diversified: 0.1%
600,000	C	Case New Holland, Inc., 7.125%, due 03/01/14	601,500

			601,500

		Media: 4.3%
1,100,000	C	Cablevision Systems Corp., 8.000%, due 04/15/12	1,072,500
5,000,000	@@, C,L	CanWest Media, Inc., 8.000%, due 09/15/12	4,743,750
5,000,000	C,L	CCH I Holdings, LLC, 11.750%, due 05/15/14	3,187,500
6,500,000	C,L	CCH I Holdings, LLC, 13.500%, due 01/15/14	4,688,125
3,000,000	C,L	CCH I, LLC, 11.000%, due 10/01/15	2,460,000
2,600,000	C	Charter Communications Holdings II, LLC, 10.250%, due 09/15/10	2,561,000
500,000	C	Clear Channel Communications, Inc., 5.500%, due 09/15/14	381,618
1,000,000	C	Clear Channel Communications, Inc., 5.750%, due 01/15/13	828,899
500,000		CSC Holdings, Inc., 7.625%, due 04/01/11	501,250
2,000,000	@@, #,C	Quebecor Media, Inc., 7.750%, due 03/15/16	1,930,000
2,000,000	&,#, C	Univision Communications, Inc., 9.750%, due 03/15/15	1,832,500
900,000	C,L	Xm Satellite Radio, Inc., 9.750%, due 05/01/14	875,250

			25,062,392

		Mining: 0.2%
1,000,000	C	Freeport-McMoRan Copper & Gold, Inc., 8.375%, due 04/01/17	1,075,000

			1,075,000

		Miscellaneous Manufacturing: 0.5%
1,000,000	C	RBS Global, Inc. and Rexnord Corp., 8.875%, due 09/01/16	955,000
2,197,419		Rexnord Corp., 12.131%, due 02/20/13	1,933,729

			2,888,729

		Oil & Gas: 4.0%
1,000,000	C	Callon Petroleum Co., 9.750%, due 12/08/10	975,000
4,000,000	C	Chesapeake Energy Corp., 6.250%, due 01/15/18	3,860,000
1,700,000	C	Mariner Energy, Inc., 7.500%, due 04/15/13	1,644,750
2,000,000	C	Newfield Exploration Co., 6.625%, due 04/15/16	1,970,000
2,500,000	@@, #,C	OPTI Canada, Inc., 7.875%, due 12/15/14	2,456,250
1,900,000	C	Pioneer Natural Resources Co., 6.875%, due 05/01/18	1,846,848
2,000,000	C	Sabine Pass LNG LP, 7.250%, due 11/30/13	1,920,000
2,500,000	C	Sabine Pass LNG LP, 7.500%, due 11/30/16	2,400,000
3,000,000	C	Tesoro Corp., 6.500%, due 06/01/17	2,985,000
3,000,000	#,C	W&T Offshore, Inc., 8.250%, due 06/15/14	2,827,500

			22,885,348

		Oil & Gas Services: 0.6%
700,000	@@, C,L	Compagnie Generale de Geophysique-Veritas, 7.500%, due 05/15/15	712,250
1,000,000	@@, C,L	Compagnie Generale de Geophysique-Veritas, 7.750%, due 05/15/17	1,015,000
2,000,000	C	Sesi, LLC, 6.875%, due 06/01/14	1,940,000

			3,667,250

		Packaging & Containers: 0.8%
1,500,000	C	Berry Plastics Holding Corp., 8.875%, due 09/15/14	1,432,500
1,515,900		Berry Plastics Holding Corp., 12.244%, due 06/15/14	1,311,254
1,700,000	C	Jefferson Smurfit Corp., 8.250%, due 10/01/12	1,683,000

			4,426,754

		Pipelines: 1.9%
5,000,000	C	Dynegy Holdings, Inc., 6.875%, due 04/01/11	4,850,000
2,500,000		Dynegy Holdings, Inc., 7.750%, due 06/01/19	2,318,750
2,000,000	C,L	El Paso Corp., 6.750%, due 05/15/09	2,029,222
1,500,000	C,L	El Paso Corp., 7.750%, due 01/15/32	1,530,116

			10,728,088

		Real Estate: 0.7%
4,500,000		iStar Financial, Inc., 5.229%, due 10/01/12	4,005,000

			4,005,000

See Accompanying Notes to Financial Statements

179

PORTFOLIO OF INVESTMENTS
ING Franklin Income Portfolio
as of December 31, 2007 (continued)

Principal
Amount			Value

		Retail: 1.1%
$5,000,000	#,C	Dollar General Corp., 10.625%, due 07/15/15	$4,612,500
2,500,000	&,#, C,L	Dollar General Corp., 11.875%, due 07/15/17	1,981,250

			6,593,750

		Savings & Loans: 0.6%
1,750,000	#,C	Washington Mutual IV, 9.750%, due 10/29/49	1,402,048
2,000,000		Washington Mutual, Inc., 4.000%, due 01/15/09	1,883,750

			3,285,798

		Semiconductors: 1.5%
5,000,000	C	Freescale Semiconductor, Inc., 8.875%, due 12/15/14	4,487,500
5,000,000	C	Freescale Semiconductor, Inc., 10.125%, due 12/15/16	4,150,000

			8,637,500

		Software: 2.5%
4,000,000		First Data Corp., 7.960%, due 09/24/14	3,808,856
5,200,000	#,C, L	First Data Corp., 9.875%, due 09/24/15	4,842,500
5,500,000	C	Fiserv, Inc., 6.125%, due 11/20/12	5,603,747

			14,255,103

		Telecommunications: 0.4%
2,500,000	@@, #,C,L	Digicel Group Ltd., 8.875%, due 01/15/15	2,293,750

			2,293,750

		Total Corporate Bonds/Notes (Cost $298,292,307)	287,001,495

U.S. GOVERNMENT AGENCY OBLIGATIONS: 2.7%

		Federal Home Loan Mortgage Corporation: 1.6%
4,615,975		5.000%, due 10/01/36	4,505,560
4,953,653		5.500%, due 06/01/37	4,944,202

			9,449,762

		Federal National Mortgage Corporation: 1.1%
1,274,465		6.000%, due 03/01/36	1,294,666
4,915,713		6.000%, due 07/01/37	4,992,964

			6,287,630

		Total U.S. Government Agency Obligations (Cost $15,391,360)	15,737,392

		Total Long-Term Investments (Cost $532,662,538)	519,614,818

SHORT-TERM INVESTMENTS: 15.8%

		U.S. Government Agency Obligations: 12.3%
71,073,000	Z	Federal Home Loan Bank, 3.050%, due 01/02/08	71,065,498

		Total U.S. Government Agency Obligations (Cost $71,065,498)	71,065,498

		Securities Lending CollateralCC: 3.5%
20,287,544		Bank of New York Mellon Corp. Institutional Cash Reserves	20,287,544

		Total Securities Lending Collateral (Cost $20,287,544)	20,287,544

		Total Short-Term Investments (Cost $91,353,042)	91,353,042

	Total Investments in Securities
	(Cost $624,015,580)*	105.5%	$610,967,860
	Other Assets and Liabilities - Net	(5.5)	(31,856,024)

	Net Assets	100.0%	$579,111,836

@@	Foreign Issuer
&	Payment-in-kind
ADR	American Depositary Receipt
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2007.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
X	Fair Value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
EUR	EU Euro

*	Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$16,756,522
Gross Unrealized Depreciation	(29,804,242)

Net Unrealized Depreciation	$(13,047,720)

See Accompanying Notes to Financial Statements

180

PORTFOLIO OF INVESTMENTS
ING Franklin Mutual Shares Portfolio
as of December 31, 2007

Shares			Value

COMMON STOCK: 88.7%

		Aerospace/Defense: 0.1%
28,182	@	Gencorp, Inc.	$328,602

			328,602

		Agriculture: 8.9%
38,513	@@	Altadis SA	2,794,476
88,721		Altria Group, Inc.	6,705,533
202,538	@@	British American Tobacco PLC	7,917,842
82	@@	British American Tobacco PLC ADR	6,442
117,318	@@	Imperial Tobacco Group PLC	6,345,369
513	@@	Japan Tobacco, Inc.	3,033,239
34,919	@@	KT&G Corp.	2,964,401
77,875		Reynolds American, Inc.	5,136,635

			34,903,937

		Airlines: 0.5%
44,553	@,@@	ACE Aviation Holdings, Inc.	1,279,779
565	@,@@, #	ACE Aviation Holdings, Inc.	16,035
50,845	@	Northwest Airlines Corp.	737,761

			2,033,575

		Auto Manufacturers: 1.6%
407,000	I,X	Cerberus FIM Investors I Auto Finance LLC	372,373
407,000	I,X	Cerberus FIM Investors II Auto Finance LLC	372,373
203,500	I,X	Cerberus FIM Investors IIII Auto Finance LLC	186,186
23,784	@@	DaimlerChrysler AG	2,295,094
122,778		General Motors Corp.	3,055,944

			6,281,970

		Auto Parts & Equipment: 0.8%
74,846	@	Goodyear Tire & Rubber Co.	2,112,154
42,725	@	Lear Corp.	1,181,774

			3,293,928

		Banks: 6.9%
69,823	@,@@	Banco Popolare Scarl	1,543,050
47,924	@	Centennial Bank Holdings, Inc.	277,001
82,875	@@	Danske Bank A/S	3,239,380
220,720	@@	Fortis	5,778,171
62,936	@,@@	Fortis — strip VVPR	920
347,254	@@	Intesa Sanpaolo S.p.A.	2,732,741
85,593	@@	Mitsubishi UFJ Financial Group, Inc.	807,136
15,601	@@	Societe Generale	2,256,360
79	@@	Sumitomo Mitsui Financial Group, Inc.	584,622
40,066	@@	Swedbank AB	1,127,521
16,584		UnionBanCal Corp.	811,123
214,688		US Bancorp.	6,814,197
33,375		Wachovia Corp.	1,269,251

			27,241,473

		Beverages: 2.1%
145		Brown-Forman Corp. — Class A	10,852
11,864		Brown-Forman Corp. — Class B	879,241
138,890		Coca-Cola Enterprises, Inc.	3,615,307
16,710	@@	Pernod-Ricard SA	3,856,367

			8,361,767

		Building Materials: 0.3%
1,702	@	Armstrong World Industries, Inc.	68,267
54,034	@	Owens Corning, Inc.	1,092,567

			1,160,834

		Chemicals: 0.9%
16,728	@@	Koninklijke DSM NV	790,323
19,970	@@	Linde AG	2,647,243

			3,437,566

		Commercial Services: 1.0%
33,691	@	Alliance Data Systems Corp.	2,526,488
68,580		H&R Block, Inc.	1,273,531

			3,800,019

		Computers: 1.5%
197,508	@	Dell, Inc.	4,840,921
30,166	@	Lexmark International, Inc.	1,051,587

			5,892,508

		Diversified Financial Services: 1.7%
81,220	S	Citigroup, Inc.	2,391,117
13,864		Legg Mason, Inc.	1,014,152
158,397		SLM Corp.	3,190,116

			6,595,385

		Electric: 3.7%
57,549		Constellation Energy Group, Inc.	5,900,499
10,008	@@	E.ON AG	2,127,925
62,862		Energy East Corp.	1,710,475
9,848		Exelon Corp.	803,991
8,450		NorthWestern Corp.	249,275
21,350	@@	RWE AG	3,007,526
8,107	@@	Suez SA	551,811

			14,351,502

		Electronics: 1.6%
74,568	@@	Koninklijke Philips Electronics NV	3,195,259
87,288	@@	Tyco Electronics Ltd.	3,241,003

			6,436,262

		Food: 7.6%
334,784	@@	Cadbury Schweppes PLC	4,093,368
45,718	@@	Carrefour SA	3,558,365
17,757		General Mills, Inc.	1,012,149
22,871	@@	Groupe Danone	2,049,786
109,106		Kraft Foods, Inc.	3,560,129
108,670		Kroger Co.	2,902,576
11,057	@@	Nestle SA	5,077,267
407,050	@@	Orkla ASA	7,793,724

			30,047,364

		Forest Products & Paper: 3.7%
221,377	@,@@	Domtar Corp.	1,702,389
164,566		International Paper Co.	5,328,647
53,357		MeadWestvaco Corp.	1,670,074
1,861	@@	Mondi Ltd.	17,762
1,150	@@	Mondi PLC	9,623
69,432		Temple-Inland, Inc.	1,447,657
59,349		Weyerhaeuser Co.	4,376,395

			14,552,547

		Healthcare — Products: 1.1%
67,769	@@	Covidien Ltd.	3,001,489
25,541		Hillenbrand Industries, Inc.	1,423,400

			4,424,889

See Accompanying Notes to Financial Statements

181

PORTFOLIO OF INVESTMENTS
ING Franklin Mutual Shares Portfolio
as of December 31, 2007 (continued)

Shares			Value

		Healthcare — Services: 2.0%
63,300	@	Community Health Systems, Inc.	$2,333,238
3,241	@,I	Kindred Healthcare, Inc.	80,960
37,125	@@	MDS, Inc.	721,849
45,900		Quest Diagnostics	2,428,110
453,873	@	Tenet Healthcare Corp.	2,305,675

			7,869,832

		Holding Companies — Diversified: 0.6%
274,149	@@	Keppel Corp., Ltd.	2,442,853

			2,442,853

		Home Builders: 0.1%
29,351		Beazer Homes USA, Inc.	218,078

			218,078

		Insurance: 9.1%
5,528	@	Alleghany Corp.	2,222,256
10,703	@@	Allianz AG	2,307,877
46,436		American International Group, Inc.	2,707,219
2	@	Berkshire Hathaway, Inc. — Class A	283,200
2,890	@	Berkshire Hathaway, Inc. — Class B	13,687,040
80,505	@	Conseco, Inc.	1,011,143
10,524		Hartford Financial Services Group, Inc.	917,588
106,170		Old Republic International Corp.	1,636,080
16,279		Prudential Financial, Inc.	1,514,598
22,833		Travelers Cos., Inc.	1,228,415
12,548		White Mountains Insurance Group Ltd.	6,450,299
5,849	@@	Zurich Financial Services AG	1,716,603

			35,682,318

		Iron/Steel: 0.7%
33,306	@@	Arcelormittal	2,678,232

			2,678,232

		Leisure Time: 0.3%
28,850		Harley-Davidson, Inc.	1,347,584

			1,347,584

		Lodging: 0.2%
7,227	@	Trump Entertainment Resorts, Inc.	31,076
30,247		Wyndham Worldwide Corp.	712,619

			743,695

		Media: 7.4%
46,311	@	Cablevision Systems Corp.	1,134,620
37,890		Clear Channel Communications, Inc.	1,307,963
343,423	@	Comcast Corp. — Special Class A	6,222,825
22,200	@	Liberty Media Corp. — Capital Shares A	2,586,078
366,512		News Corp. — Class A	7,509,831
16,420	@	Sun-Times Media Group, Inc.	36,124
35,670	@	Time Warner Cable, Inc.	984,492
262,641		Time Warner, Inc.	4,336,203
83,555	@	Viacom — Class B	3,669,736
117,449	@@	WPP Group PLC	1,504,653

			29,292,525

		Mining: 1.0%
60,502		Alcoa, Inc.	2,211,348
29,104	@@	Anglo American PLC	1,766,654

			3,978,002

		Miscellaneous Manufacturing: 2.0%
57,783		Federal Signal Corp.	648,325
35,078	@@	Siemens AG	5,554,946
42,348	@@	Tyco International Ltd.	1,679,098

			7,882,369

		Oil & Gas: 3.1%
145,779	@@	BP PLC	1,781,456
97	@@	BP PLC ADR	7,097
100,720	@@	Royal Dutch Shell PLC	4,246,007
95,106	@,@@	SeaDrill Ltd. ADR	2,295,309
25,322	@@	Total SA	2,096,673
11,343	@,S	Transocean, Inc.	1,623,750

			12,050,292

		Pharmaceuticals: 2.8%
63,307		Bristol-Myers Squibb Co.	1,678,902
39,535	@@	Novartis AG	2,162,064
200,327		Pfizer, Inc.	4,553,433
1,186	@	PharMerica Corp.	16,462
19,809	@@	Sanofi-Aventis	1,813,324
59,284	@	Valeant Pharmaceuticals International	709,629
200	@	Watson Pharmaceuticals, Inc.	5,428

			10,939,242

		Real Estate: 0.3%
21,944	@	Forestar Real Estate Group, Inc.	517,659
16,741		St. Joe Co.	594,473

			1,112,132

		Retail: 3.8%
117,046		CVS Caremark Corp.	4,652,579
147,115		Home Depot, Inc.	3,963,278
18,225	@	Sears Holding Corp.	1,859,861
93,955		Wal-Mart Stores, Inc.	4,465,681

			14,941,399

		Savings & Loans: 1.0%
21,944	@	Guaranty Financial Group, Inc.	351,104
155,879		Hudson City Bancorp., Inc.	2,341,303
124,218		Sovereign Bancorp., Inc.	1,416,085

			4,108,492

		Semiconductors: 1.1%
412,340	@	LSI Logic Corp.	2,189,525
76,520		Maxim Integrated Products	2,026,250

			4,215,775

		Software: 2.5%
138,253	@	BEA Systems, Inc.	2,181,632
186,251		Microsoft Corp.	6,630,536
11,338	@	Navteq Corp.	857,153

			9,669,321

		Telecommunications: 4.0%
25,163		Embarq Corp.	1,246,323
330,238		Motorola, Inc.	5,297,018
59,534	@@	Royal KPN NV	1,084,627
593,099	@@	Telefonaktiebolaget LM Ericsson	1,388,195
2,300	@@	Telefonaktiebolaget LM Ericsson ADR	53,705
67,736	@@	Telefonica SA	2,195,753

See Accompanying Notes to Financial Statements

182

PORTFOLIO OF INVESTMENTS
ING Franklin Mutual Shares Portfolio
as of December 31, 2007 (continued)

Shares			Value

		Telecommunications (continued)
41,956		Verizon Communications, Inc.	$1,833,058
153,603		Virgin Media, Inc.	2,632,755

			15,731,434

		Toys/Games/Hobbies: 0.8%
173,496		Mattel, Inc.	3,303,364

			3,303,364

		Transportation: 1.9%
254	@@	AP Moller — Maersk A/S	2,712,545
112,119	@@	Deutsche Post AG	3,817,051
23,658	@@	TNT NV	981,566

			7,511,162

		Total Common Stock (Cost $353,961,590)	348,862,229

REAL ESTATE INVESTMENT TRUSTS: 0.8%

		Health Care: 0.2%
18,793		Ventas, Inc.	850,383

			850,383

		Shopping Centers: 0.1%
259,631	@@	Link Real Estate Investment Trust	559,009

			559,009

		Single Tenant: 0.5%
5,465	@	Alexander’s, Inc.	1,930,511

			1,930,511

		Total Real Estate Investment Trusts (Cost $3,433,423)	3,339,903

PREFERRED STOCK: 0.3%

		Auto Parts & Equipment: 0.0%
904	I	Dana Corp.	90,400

			90,400

		Savings & Loans: 0.3%
1,200		Washington Mutual, Inc.	1,062,000

			1,062,000

		Total Preferred Stock (Cost $1,259,335)	1,152,400

RIGHTS: 0.0%

		Airlines: 0.0%
715,000	X	Northwest Airlines Claim (Pending Reorganization), due 02/20/49	28,600

		Total Rights (Cost $168,700)	28,600

WARRANTS: 0.0%

		Transportation: 0.0%
3,127	@,@@	Groupe Eurotunnel SA	1,052

		Total Warrants (Cost $759)	1,052

No. of
Contracts			Value

PURCHASED OPTIONS: 0.1%
11	I,X	Call Option OTC Kindred Healthcare Inc. Strike @ 18.15-Exp 07/17/11	$130
3	I,X	Call Option OTC Kindred Healthcare Inc. Strike @ 19.87-Exp 01/01/12	33
3	I,X	Call Option OTC Kindred Healthcare Inc. Strike @ 6.94-Exp 01/01/13	57
2	I,X	Call Option OTC Kindred Healthcare Inc. Strike @ 19.87-Exp 01/01/14	22
1	I,X	Call Option OTC Kindred Healthcare Inc. Strike @ 21.33-Exp 01/10/15	10
506		Put Option OTC DJ Euro Stoxx 50 Index Strike @ 4,088.73-Exp 06/20/08	67,252
22		Put Option — CBOE S&P 500 Index Strike @ 1250.00-Exp 06/21/08	60,280
29		Put Option — CBOE S&P 500 Index Strike @ 1375.00-Exp 06/21/08	150,800

		Total Purchased Options (Cost $276,300)	278,584

Principal
Amount			Value

CONVERTIBLE BONDS: 0.2%

		Airlines: 0.0%
$24,000	@@,#,C	ACE Aviation Holdings, Inc., 4.250%, due 06/01/35	$27,114

			27,114

		Transportation: 0.2%
EUR 47,000	@@	Eurotunnel Group UK PLC, 3.000%, due 07/28/10	139,494
GBP 31,986	@@	Eurotunnel Group UK PLC, 3.000%, due 07/28/10	126,070
EUR 109,000	@@,C	Eurotunnel Group UK PLC, 6.000%, due 07/28/10	216,735
GBP 84,977	@@,C	Eurotunnel Group UK PLC, 6.000%, due 07/28/10	216,096

			698,395

		Total Convertible Bonds (Cost $712,104)	725,509

CORPORATE BONDS/NOTES: 0.6%

		Auto Manufacturers: 0.2%
$407,000	I,X	Cerberus FIM Investors I Auto Finance LLC, 12.000%, due 07/31/14	372,373
407,000	I,X	Cerberus FIM Investors II Auto Finance LLC, 12.000%, due 07/31/14	372,373
203,500	I,X	Cerberus FIM Investors IIII Auto Finance LLC, 12.000%, due 07/31/14	186,186

			930,932

		Auto Parts & Equipment: 0.1%
179,000	C,S	Dana Corp., 5.850%, due 01/15/15	131,565
37,000	C,S	Dana Corp., 6.500%, due 03/01/09	27,935

See Accompanying Notes to Financial Statements

183

PORTFOLIO OF INVESTMENTS
ING Franklin Mutual Shares Portfolio
as of December 31, 2007 (continued)

Principal
Amount			Value

		Auto Parts & Equipment (continued)
$7,000	C,S,X	Dana Corp., 7.000%, due 03/15/28	$5,145
29,000	C,S,X	Dana Corp., 7.000%, due 03/01/29	21,895

			186,540

		Diversified Financial Services: 0.2%
1,216,000	C	Tropicana Entertainment, LLC, 9.625%, due 12/15/14	778,240

			778,240

		Electric: 0.1%
97,000	#,C	Calpine Corp., 8.500%, due 07/15/10	104,275
49,000	#,C	Calpine Corp., 8.750%, due 07/15/13	52,920
33,000	#	Calpine Corp., 9.875%, due 12/01/11	34,650

			191,845

		Lodging: 0.0%
190,000	C	Trump Entertainment Resorts, Inc., 8.500%, due 06/01/15	145,588

			145,588

		Total Corporate Bonds/Notes (Cost $2,319,133)	2,233,145

		Total Long-Term Investments (Cost $362,131,344)	356,621,422

SHORT-TERM INVESTMENTS: 8.8%

		U.S. Government Agency Obligations: 8.8%
10,500,000	Z	Federal Home Loan Bank, 3.050%, due 01/02/08	10,497,929
3,000,000	Z	Federal Home Loan Bank, 3.840%, due 08/15/08	2,928,717
191,000	Z	Federal Home Loan Bank, 3.930%, due 01/09/08	190,812
3,000,000	Z	Federal Home Loan Bank, 3.950%, due 06/04/08	2,949,501
7,000,000	Z	Federal Home Loan Bank, 4.000%, due 01/04/08	6,996,754
2,500,000	Z	Federal Home Loan Bank, 4.010%, due 03/14/08	2,479,575
2,000,000	Z	Federal Home Loan Bank, 4.040%, due 04/11/08	1,977,362
2,000,000	Z	Federal Home Loan Bank, 4.060%, due 05/16/08	1,969,588
191,000	Z	Federal Home Loan Bank, 4.070%, due 01/23/08	190,505
3,000,000	Z	Federal Home Loan Bank, 4.100%, due 01/31/08	2,989,444
1,500,000	Z	Federal Home Loan Bank, 4.220%, due 02/22/08	1,490,736
191,000	Z	Federal Home Loan Bank, 4.260%, due 01/11/08	190,764

		Total Short-Term Investments (Cost $34,851,687)	34,851,687

	Total Investments in Securities
	(Cost $396,983,031)*	99.5%	$391,473,109
	Other Assets and Liabilities - Net	0.5	1,845,984

	Net Assets	100.0%	$393,319,093

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
S	All or a portion of this security is segregated for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
I	Illiquid security
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
X	Fair Valued determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
EUR	EU Euro
GBP	British Pound

*	Cost for federal income tax purposes is $397,190,622

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$18,736,424
Gross Unrealized Depreciation	(24,453,937)

Net Unrealized Depreciation	$(5,717,513)

See Accompanying Notes to Financial Statements

184

PORTFOLIO OF INVESTMENTS
ING Franklin Mutual Shares Portfolio
as of December 31, 2007 (continued)

At December 31, 2007 the following forward currency contracts were outstanding for the ING Franklin Mutual Shares Portfolio:

			In		Unrealized
		Settlement	Exchange		Appreciation/
Currency	Buy/Sell	Date	For	Value	(Depreciation)
			USD

Japanese Yen JPY 33,823,388	Buy	3/19/08	300,052	$305,386	$5,333
Japanese Yen JPY 27,955,076	Buy	3/19/08	247,796	252,402	4,606

					$9,939

Canada Dollars CAD 1,025,741	Sell	3/26/08	1,026,151	1,040,018	$(13,867)
Canada Dollars CAD 350,000	Sell	3/26/08	358,695	354,872	3,823
Canada Dollars CAD 105,762	Sell	3/26/08	105,760	107,234	(1,473)
Canada Dollars CAD 307,750	Sell	3/26/08	313,902	312,034	1,869
Switzerland Francs CHF 1,050,000	Sell	3/7/08	939,572	931,094	8,478
Switzerland Francs CHF 1,050,000	Sell	3/7/08	940,018	931,094	8,924
Switzerland Francs CHF 1,050,000	Sell	3/7/08	939,240	931,094	8,146
Switzerland Francs CHF 1,053,103	Sell	3/7/08	941,995	933,845	8,149
Switzerland Francs CHF 305,691	Sell	3/7/08	272,593	271,074	1,519
Switzerland Francs CHF 169,944	Sell	3/7/08	148,198	150,699	(2,501)
Switzerland Francs CHF 134,749	Sell	3/7/08	119,947	119,489	458
Switzerland Francs CHF 1,000,000	Sell	3/7/08	889,838	886,756	3,082
Denmark Kroner DKK 12,912,410	Sell	4/23/08	2,453,338	2,533,230	(79,892)
EURO EUR 273,978	Sell	3/13/08	383,141	400,863	(17,722)
EURO EUR 194,545	Sell	3/13/08	272,142	284,644	(12,502)
EURO EUR 183,141	Sell	3/13/08	258,441	267,958	(9,517)
EURO EUR 23,421,662	Sell	3/13/08	33,059,676	34,268,816	(1,209,140)
EURO EUR 163,541	Sell	3/13/08	230,738	239,281	(8,543)
EURO EUR 180,326	Sell	3/13/08	254,492	263,839	(9,347)
EURO EUR 122,316	Sell	3/13/08	173,307	178,963	(5,656)
EURO EUR 400,000	Sell	3/13/08	566,706	585,250	(18,544)
EURO EUR 1,787,500	Sell	3/13/08	2,534,997	2,615,336	(80,339)
EURO EUR 267,647	Sell	3/13/08	379,523	391,600	(12,078)
EURO EUR 418,698	Sell	3/13/08	593,835	612,607	(18,772)
EURO EUR 107,365	Sell	3/13/08	153,012	157,089	(4,077)
EURO EUR 427,948	Sell	3/13/08	604,647	626,141	(21,494)
EURO EUR 124,667	Sell	3/13/08	175,639	182,403	(6,764)
EURO EUR 74,974	Sell	3/13/08	105,915	109,697	(3,782)
EURO EUR 243,141	Sell	3/13/08	345,241	355,746	(10,505)
EURO EUR 548,882	Sell	3/13/08	778,749	803,084	(24,335)
EURO EUR 944,040	Sell	3/13/08	1,345,257	1,381,248	(35,991)
EURO EUR 69,480	Sell	3/13/08	98,623	101,659	(3,035)
EURO EUR 154,245	Sell	3/13/08	219,034	225,680	(6,646)
EURO EUR 71,378	Sell	3/13/08	101,634	104,435	(2,801)
EURO EUR 118,801	Sell	3/13/08	169,202	173,821	(4,620)
EURO EUR 1,026,000	Sell	3/13/08	1,458,356	1,501,166	(42,810)
EURO EUR 568,578	Sell	3/13/08	820,276	831,900	(11,624)
EURO EUR 71,752	Sell	3/13/08	103,610	104,983	(1,373)
EURO EUR 71,707	Sell	3/13/08	103,823	104,916	(1,093)
EURO EUR 70,593	Sell	3/13/08	101,930	103,287	(1,356)
EURO EUR 168,440	Sell	3/13/08	243,145	246,449	(3,304)
EURO EUR 487,636	Sell	3/13/08	718,191	713,473	4,718
EURO EUR 157,058	Sell	3/13/08	230,605	229,795	810
EURO EUR 116,615	Sell	3/13/08	171,402	170,622	780
EURO EUR 80,022	Sell	3/13/08	117,444	117,082	361
EURO EUR 92,187	Sell	3/13/08	134,576	134,881	(305)
EURO EUR 81,354	Sell	3/13/08	116,960	119,031	(2,071)
EURO EUR 100,000	Sell	3/13/08	143,783	146,312	(2,529)
EURO EUR 160,212	Sell	3/13/08	230,914	234,411	(3,497)
EURO EUR 2,200,000	Sell	3/13/08	3,238,796	3,218,875	19,921
British Pound Sterling GBP 2,404,042	Sell	1/10/08	4,888,139	4,784,070	104,070
British Pound Sterling GBP 63,369	Sell	1/10/08	128,728	126,105	2,623
British Pound Sterling GBP 64,350	Sell	1/10/08	130,599	128,058	2,542
British Pound Sterling GBP 2,655,000	Sell	1/10/08	5,391,110	5,283,478	107,632
British Pound Sterling GBP 128,334	Sell	1/10/08	261,923	255,386	6,537
British Pound Sterling GBP 96,721	Sell	1/10/08	197,558	192,476	5,083
British Pound Sterling GBP 97,395	Sell	1/10/08	198,992	193,817	5,175
British Pound Sterling GBP 50,880	Sell	1/10/08	105,511	101,252	4,260
British Pound Sterling GBP 167,544	Sell	1/10/08	347,733	333,414	14,319
British Pound Sterling GBP 53,340	Sell	1/10/08	109,991	106,146	3,845
British Pound Sterling GBP 56,196	Sell	1/10/08	113,270	111,831	1,439
British Pound Sterling GBP 150,065	Sell	1/10/08	299,825	298,630	1,194
British Pound Sterling GBP 107,440	Sell	1/10/08	212,329	213,807	(1,477)
British Pound Sterling GBP 74,762	Sell	1/10/08	148,970	148,777	194
British Pound Sterling GBP 2,100,000	Sell	1/10/08	4,184,292	4,179,022	5,270
Japanese Yen JPY 189,615,562	Sell	3/19/08	1,683,975	1,712,006	(28,032)
Japanese Yen JPY 24,337,179	Sell	3/19/08	212,570	219,736	(7,166)
Japanese Yen JPY 160,453,012	Sell	3/19/08	1,402,500	1,448,703	(46,203)
Japanese Yen JPY 12,121,268	Sell	3/19/08	107,454	109,441	(1,987)
Japanese Yen JPY 12,337,415	Sell	3/19/08	113,713	111,392	2,321
Japanese Yen JPY 12,214,324	Sell	3/19/08	111,409	110,281	1,128
Japanese Yen JPY 12,160,886	Sell	1/4/08	106,768	108,906	(2,138)
Japanese Yen JPY 33,823,388	Sell	1/4/08	297,636	302,904	(5,268)
Japanese Yen JPY 27,955,076	Sell	1/4/08	245,802	250,350	(4,548)
Korea (South) Won KRW 160,142,500	Sell	3/27/08	175,000	171,965	3,035
Korea (South) Won KRW 330,120,000	Sell	3/27/08	360,000	354,491	5,509
Korea (South) Won KRW 22,881,250	Sell	3/27/08	25,000	24,570	430

See Accompanying Notes to Financial Statements

185

PORTFOLIO OF INVESTMENTS
ING Franklin Mutual Shares Portfolio
as of December 31, 2007 (continued)

			In		Unrealized
		Settlement	Exchange		Appreciation/
Currency	Buy/Sell	Date	For	Value	(Depreciation)
			USD

Korea (South) Won KRW 36,624,000	Sell	3/27/08	40,000	$39,328	$672
Korea (South) Won KRW 27,438,600	Sell	3/27/08	30,000	29,464	536
Korea (South) Won KRW 38,270,820	Sell	3/27/08	42,000	41,096	904
Korea (South) Won KRW 13,642,500	Sell	3/27/08	15,000	14,650	350
Korea (South) Won KRW 13,651,500	Sell	3/27/08	15,000	14,659	341
Korea (South) Won KRW 16,380,000	Sell	3/27/08	18,000	17,589	411
Korea (South) Won KRW 13,668,750	Sell	3/27/08	15,000	14,678	322
Korea (South) Won KRW 13,653,000	Sell	3/27/08	15,000	14,661	339
Korea (South) Won KRW 38,262,000	Sell	3/27/08	42,000	41,087	913
Korea (South) Won KRW 13,661,250	Sell	3/27/08	15,000	14,670	330
Korea (South) Won KRW 23,705,500	Sell	3/27/08	26,000	25,456	544
Korea (South) Won KRW 29,591,250	Sell	3/27/08	32,500	31,776	724
Korea (South) Won KRW 29,190,400	Sell	3/27/08	32,000	31,345	655
Korea (South) Won KRW 36,196,000	Sell	3/27/08	40,000	38,868	1,132
Korea (South) Won KRW 36,212,000	Sell	3/27/08	40,000	38,885	1,115
Korea (South) Won KRW 68,681,250	Sell	3/27/08	75,000	73,752	1,248
Norway Krone NOK 29,133,274	Sell	2/19/08	5,375,044	5,358,123	16,920
Norway Krone NOK 632,889	Sell	2/19/08	116,851	116,400	452
Sweden Kronor SEK 2,426,306	Sell	1/15/08	376,890	375,463	1,427
Sweden Kronor SEK 7,040,289	Sell	1/15/08	1,092,500	1,089,462	3,038
Sweden Kronor SEK 1,507,426	Sell	1/15/08	235,432	233,269	2,163
Sweden Kronor SEK 1,900,390	Sell	1/15/08	297,979	294,079	3,900
Sweden Kronor SEK 823,978	Sell	1/15/08	129,267	127,508	1,759
Singapore Dollars SGD 169,969	Sell	1/24/08	118,025	118,199	(174)
Singapore Dollars SGD 75,735	Sell	1/24/08	50,761	52,712	(1,951)
Singapore Dollars SGD 1,230,000	Sell	1/24/08	822,908	856,088	(33,180)
Singapore Dollars SGD 142,432	Sell	1/24/08	97,936	99,133	(1,198)

					$(1,439,388)

ING Franklin Mutual Shares Portfolio Written Options Open on December 31, 2007:

	Exercise	Expiration	# of	Premium
Description/Name of Issuer	Price	Date	Contracts	Received	Value

Call Option LIFFE — Anglo American PLC	GBP 34.00	03/20/08	2,600	$18,950	$(6,728)
Call Option CBOE — Transocean Inc.	USD 130.00	02/16/08	13	8,569	(9,100)

				$27,519	$(15,828)

See Accompanying Notes to Financial Statements

186

PORTFOLIO OF INVESTMENTS
ING Lord Abbett Affiliated Portfolio
as of December 31, 2007

Shares			Value

COMMON STOCK: 99.0%

		Aerospace/Defense: 0.5%
20,500		Rockwell Collins, Inc.	$1,475,385

			1,475,385

		Agriculture: 1.8%
9,700		Altria Group, Inc.	733,126
92,500	L	Archer-Daniels-Midland Co.	4,294,775

			5,027,901

		Airlines: 1.0%
187,357	@,L	Delta Airlines, Inc.	2,789,746

			2,789,746

		Auto Manufacturers: 0.1%
12,800	L	General Motors Corp.	318,592

			318,592

		Banks: 7.9%
251,759		Bank of New York Mellon Corp.	12,275,769
21,525		Marshall & Ilsley Corp.	569,982
41,500		PNC Financial Services Group, Inc.	2,724,475
25,700	L	SunTrust Bank	1,605,993
144,400	L	Wells Fargo & Co.	4,359,436

			21,535,655

		Beverages: 4.4%
90,450		Coca-Cola Co.	5,550,917
243,971		Coca-Cola Enterprises, Inc.	6,350,565

			11,901,482

		Biotechnology: 0.8%
45,700	@	Amgen, Inc.	2,122,308

			2,122,308

		Chemicals: 2.6%
46,000		Monsanto Co.	5,137,740
22,950		Praxair, Inc.	2,035,895

			7,173,635

		Commercial Services: 1.5%
197,100	@,L	Hertz Global Holdings, Inc.	3,131,919
39,300		Western Union Co.	954,204

			4,086,123

		Computers: 4.0%
104,575		Hewlett-Packard Co.	5,278,946
307,781	@,L	Sun Microsystems, Inc.	5,580,070

			10,859,016

		Cosmetics/Personal Care: 2.5%
17,200		Colgate-Palmolive Co.	1,340,912
75,675	L	Procter & Gamble Co.	5,556,059

			6,896,971

		Diversified Financial Services: 10.7%
12,200		American Express Co.	634,644
125,700		Charles Schwab Corp.	3,211,635
167,300		Citigroup, Inc.	4,925,312
179,500		Fannie Mae	7,176,410
162,550		JPMorgan Chase & Co.	7,095,308
60,800		Merrill Lynch & Co., Inc.	3,263,744
55,300		Morgan Stanley	2,936,983

			29,244,036

		Electric: 4.0%
32,500		FPL Group, Inc.	2,202,850
63,700		PG&E Corp.	2,744,833
56,200		PPL Corp.	2,927,458
61,400		Progress Energy, Inc.	2,973,602

			10,848,743

		Electrical Components & Equipment: 1.9%
90,800		Emerson Electric Co.	5,144,728

			5,144,728

		Electronics: 0.1%
8,000	@	Avnet, Inc.	279,760

			279,760

		Environmental Control: 0.4%
30,013		Waste Management, Inc.	980,525

			980,525

		Food: 5.5%
14,700		General Mills, Inc.	837,900
196,200		Kraft Foods, Inc.	6,402,006
84,400		Kroger Co.	2,254,324
15,400		Safeway, Inc.	526,834
105,900		Supervalu, Inc.	3,973,368
17,600		WM Wrigley Jr. Co.	1,030,480

			15,024,912

		Gas: 0.5%
20,400		Sempra Energy	1,262,352

			1,262,352

		Insurance: 3.9%
38,189		American International Group, Inc.	2,226,419
89,300		AON Corp.	4,258,717
12,100		Hartford Financial Services Group, Inc.	1,054,999
21,800	L	Metlife, Inc.	1,343,316
19,200		Prudential Financial, Inc.	1,786,368

			10,669,819

		Internet: 3.1%
272,276	@,L	IAC/InterActiveCorp.	7,329,665
45,400	@,L	Yahoo!, Inc.	1,056,004

			8,385,669

		Leisure Time: 0.2%
12,500		Carnival Corp.	556,125

			556,125

		Machinery — Construction & Mining: 0.2%
9,325		Caterpillar, Inc.	676,622

			676,622

		Media: 1.2%
54,300		News Corp. — Class B	1,153,875
120,500		Time Warner, Inc.	1,989,455

			3,143,330

		Mining: 2.9%
106,400	@@	Barrick Gold Corp.	4,474,120
20,800	@@,L	Cia Vale do Rio Doce ADR	679,536
26,800		Freeport-McMoRan Copper & Gold, Inc.	2,745,392

			7,899,048

		Miscellaneous Manufacturing: 4.9%
5,600		3M Co.	472,192
15,145		Eaton Corp.	1,468,308
306,600		General Electric Co.	11,365,662

			13,306,162

See Accompanying Notes to Financial Statements

187

PORTFOLIO OF INVESTMENTS
ING Lord Abbett Affiliated Portfolio
as of December 31, 2007 (continued)

Shares			Value

		Oil & Gas: 7.8%
17,800		Chevron Corp.	$1,661,274
17,900		Devon Energy Corp.	1,591,489
146,800		ExxonMobil Corp.	13,753,692
15,800		Marathon Oil Corp.	961,588
24,000	L	Occidental Petroleum Corp.	1,847,760
7,800		Valero Energy Corp.	546,234
20,000		XTO Energy, Inc.	1,027,200

			21,389,237

		Oil & Gas Services: 1.2%
24,950		Schlumberger Ltd.	2,454,332
11,900		Smith International, Inc.	878,815

			3,333,147

		Pharmaceuticals: 7.7%
122,800		Abbott Laboratories	6,895,220
106,300		Bristol-Myers Squibb Co.	2,819,076
48,700		Eli Lilly & Co.	2,600,093
33,300		Schering-Plough Corp.	887,112
121,900	@@,L	Teva Pharmaceutical Industries Ltd. ADR	5,665,912
49,131		Wyeth	2,171,099

			21,038,512

		Pipelines: 0.7%
77,766	L	Spectra Energy Corp.	2,007,918

			2,007,918

		Retail: 4.1%
99,600		CVS Caremark Corp.	3,959,100
65,100	@,L	J Crew Group, Inc.	3,138,471
40,800	@	Kohl’s Corp.	1,868,640
49,150		Wal-Mart Stores, Inc.	2,336,100

			11,302,311

		Semiconductors: 0.6%
53,500	L	Altera Corp.	1,033,620
20,650	@,L	Nvidia Corp.	702,513

			1,736,133

		Software: 4.2%
180,000		Microsoft Corp.	6,408,000
209,900	@	Oracle Corp.	4,739,542
5,500		Paychex, Inc.	199,210

			11,346,752

		Telecommunications: 5.4%
170,080		AT&T, Inc.	7,068,525
18,600	@	Cisco Systems, Inc.	503,502
44,600		Corning, Inc.	1,069,954
69,500	@,L	Juniper Networks, Inc.	2,307,400
52,800		Qualcomm, Inc.	2,077,680
38,400		Verizon Communications, Inc.	1,677,696

			14,704,757

		Transportation: 0.7%
26,900	L	United Parcel Service, Inc. — Class B	1,902,368

			1,902,368

		Total Common Stock (Cost $261,183,293)	270,369,780

PREFERRED STOCK: 0.4%

		Pharmaceuticals: 0.4%
872		Mylan, Inc., 6.500%, due 11/15/10	886,170

		Total Preferred Stock (Cost $872,000)	886,170

		Total Long-Term Investments (Cost $262,055,293)	271,255,950

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 13.5%

		U.S. Government Agency Obligations: 1.1%
$3,184,000	Z	Federal Home Loan Bank, 3.050%, due 01/02/08	$3,183,461

		Total U.S. Government Agency Obligations (Cost $3,183,461)	3,183,461

		Securities Lending CollateralCC: 12.4%
33,798,560		Bank of New York Mellon Corp. Institutional Cash Reserves	33,798,560

		Total Securities Lending Collateral (Cost $33,798,560)	33,798,560

		Total Short-Term Investments (Cost $36,982,021)	36,982,021

	Total Investments in Securities
	(Cost $299,037,314)*	112.9%	$308,237,971
	Other Assets and Liabilities - Net	(12.9)	(35,198,838)

	Net Assets	100.0%	$273,039,133

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2007.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $299,934,196

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$22,675,960
Gross Unrealized Depreciation	(14,372,185)

Net Unrealized Appreciation	$8,303,775

See Accompanying Notes to Financial Statements

188

PORTFOLIO OF INVESTMENTS
ING T. Rowe Price Capital Appreciation Portfolio
as of December 31, 2007

Shares			Value

COMMON STOCK: 58.5%

		Airlines: 0.8%
2,192,700	L	Southwest Airlines Co.	$26,750,940

			26,750,940

		Auto Parts & Equipment: 0.8%
600,600		WABCO Holdings, Inc.	30,084,054

			30,084,054

		Banks: 2.3%
358,216	L	First Horizon National Corp.	6,501,620
607,690	L	SunTrust Bank	37,974,548
1,145,500		US Bancorp.	36,358,170

			80,834,338

		Beverages: 1.9%
812,400		Anheuser-Busch Cos., Inc.	42,521,016
423,000		Coca-Cola Co.	25,959,510

			68,480,526

		Commercial Services: 1.9%
2,562,800	L	H&R Block, Inc.	47,591,196
791,500		Western Union Co.	19,217,620

			66,808,816

		Computers: 1.3%
1,551,400	@,L	Dell, Inc.	38,024,814
525,925	@,L	Sun Microsystems, Inc.	9,535,020

			47,559,834

		Cosmetics/Personal Care: 0.5%
221,100		Procter & Gamble Co.	16,233,162

			16,233,162

		Diversified Financial Services: 2.2%
475,500		Ameriprise Financial, Inc.	26,204,805
764,800	L	Merrill Lynch & Co., Inc.	41,054,464
168,400		Morgan Stanley	8,943,724

			76,202,993

		Electric: 1.2%
44,100	L	Entergy Corp.	5,270,832
342,300	L	Great Plains Energy, Inc.	10,036,236
496,900		PPL Corp.	25,883,521

			41,190,589

		Electronics: 1.8%
1,722,000	@@,L	Tyco Electronics Ltd.	63,937,860

			63,937,860

		Food: 1.7%
561,292		General Mills, Inc.	31,993,644
849,700		Kraft Foods, Inc.	27,725,711

			59,719,355

		Forest Products & Paper: 0.9%
90,960	@@,L	AbitibiBowater, Inc.	1,874,686
915,500	L	International Paper Co.	29,643,890

			31,518,576

		Gas: 0.8%
477,803		Sempra Energy	29,566,450

			29,566,450

		Healthcare — Products: 2.3%
253,400		Baxter International, Inc.	14,709,870
1,501,100	@@,L	Covidien Ltd.	66,483,719

			81,193,589

		Household Products/Wares: 0.5%
249,900		Fortune Brands, Inc.	18,082,764

			18,082,764

		Housewares: 0.9%
1,191,600		Newell Rubbermaid, Inc.	30,838,608

			30,838,608

		Insurance: 5.3%
439,500		American International Group, Inc.	25,622,850
810,100	L	AON Corp.	38,633,669
2,177,870		Genworth Financial, Inc.	55,426,792
385,656		Marsh & McLennan Cos., Inc.	10,208,314
213,100		Prudential Financial, Inc.	19,826,824
74,407	L	White Mountains Insurance Group Ltd.	38,248,918

			187,967,367

		Media: 3.9%
1,365,000	@,L	Cablevision Systems Corp.	33,442,500
178,243	@,L	EchoStar Communications Corp.	6,723,326
215,900	L	McGraw-Hill Cos., Inc.	9,458,579
215,100		New York Times Co.	3,770,703
788,800	@	Time Warner Cable, Inc.	21,770,880
3,724,700		Time Warner, Inc.	61,494,797

			136,660,785

		Miscellaneous Manufacturing: 6.0%
115,100		3M Co.	9,705,232
508,400		Danaher Corp.	44,607,016
2,421,800		General Electric Co.	89,776,121
144,900		Honeywell International, Inc.	8,921,493
337,100		Illinois Tool Works, Inc.	18,048,334
31,000		ITT Corp.	2,047,240
951,100	@@,L	Tyco International Ltd.	37,711,115

			210,816,551

		Oil & Gas: 4.8%
712,600	@,L	CNX Gas Corp.	22,767,570
455,700		ExxonMobil Corp.	42,694,533
662,700	L	Murphy Oil Corp.	56,223,468
149,400	L	Sunoco, Inc.	10,822,536
433,900	@@,L	Total SA ADR	35,840,140

			168,348,247

		Oil & Gas Services: 0.7%
165,400	L	Baker Hughes, Inc.	13,413,940
455,900		BJ Services Co.	11,060,134

			24,474,074

		Pharmaceuticals: 3.7%
732,700		Cardinal Health, Inc.	42,313,425
343,200	L	Merck & Co., Inc.	19,943,352
1,974,800	L	Pfizer, Inc.	44,887,204
571,700		Wyeth	25,263,423

			132,407,404

		Real Estate: 0.6%
557,900	L	St. Joe Co.	19,811,029

			19,811,029

		Retail: 5.4%
738,900		CVS Caremark Corp.	29,371,275
1,254,700	L	Home Depot, Inc.	33,801,618
209,400	@,L	Kohl’s Corp.	9,590,520
1,822,500		Lowe’s Cos., Inc.	41,224,950

See Accompanying Notes to Financial Statements

189

PORTFOLIO OF INVESTMENTS
ING T. Rowe Price Capital Appreciation Portfolio
as of December 31, 2007 (continued)

Shares			Value

		Retail (continued)
1,249,800	L	TJX Cos., Inc.	$35,906,754
824,000	L	Wal-Mart Stores, Inc.	39,164,720

			189,059,837

		Semiconductors: 0.6%
350,200		Intel Corp.	9,336,332
609,800	L	Xilinx, Inc.	13,336,326

			22,672,658

		Software: 1.8%
1,794,300	L	Microsoft Corp.	63,877,080

			63,877,080

		Telecommunications: 3.9%
2,504,300	@@	Alcatel SA ADR	18,331,476
1,904,475		AT&T, Inc.	79,149,981
1,251,300		Motorola, Inc.	20,070,852
1,406,000	L	Sprint Nextel Corp.	18,460,780

			136,013,089

		Total Common Stock (Cost $1,949,687,160)	2,061,110,575

PREFERRED STOCK: 2.6%

		Diversified Financial Services: 0.5%
351,200	#,I	Affiliated Managers Group, Inc., 5.100%, due 04/15/36	18,525,800
4,400		Affiliated Managers Group, Inc., 5.100%, due 04/15/36	232,100

			18,757,900

		Electric: 0.2%
3,700	P	NRG Energy, Inc., 4.000%, due 12/31/49	8,210,763

			8,210,763

		Housewares: 0.8%
604,300	P	Newell Financial Trust I, 5.250%, due 12/01/27	27,722,263

			27,722,263

		Insurance: 0.5%
307,200	@@	Aspen Insurance Holdings Ltd., 5.625%, due 12/31/49	16,243,200

			16,243,200

		Sovereign: 0.4%
164	P,L	Fannie Mae, 5.375%, due 02/19/08	13,907,036

			13,907,036

		Telecommunications: 0.2%
86,700		Crown Castle International Corp., 6.250%, due 08/15/12	5,277,863

			5,277,863

		Total Preferred Stock (Cost $83,448,122)	90,119,025

Principal
Amount			Value

CONVERTIBLE BONDS: 6.1%

		Apartments: 0.4%
$13,949,000	C,L	UDR, Inc., 4.000%, due 12/15/35	$13,460,785

			13,460,785

		Biotechnology: 1.1%
12,374,000	L	Amgen, Inc., 0.375%, due 02/01/13	10,935,523
21,880,000	#,I	Amgen, Inc., 0.375%, due 02/01/13	19,336,450
7,047,000	C,L	Invitrogen Corp., 3.250%, due 06/15/25	8,227,373

			38,499,346

		Coal: 0.5%
14,994,000	C,L	Peabody Energy Corp., 4.750%, due 12/15/41	19,079,865

			19,079,865

		Electronics: 0.2%
3,575,000	#,I	Newport Corp., 2.500%, due 02/15/12	3,132,594
5,560,000		Newport Corp., 2.500%, due 02/15/12	4,871,950

			8,004,544

		Healthcare — Products: 0.3%
7,495,000	C	Henry Schein, Inc., 3.000%, due 08/15/34	10,745,956

			10,745,956

		Healthcare — Services: 0.3%
11,687,000	C,L	LifePoint Hospitals, Inc., 3.250%, due 08/15/25	10,021,603

			10,021,603

		Insurance: 0.2%
7,828,000	C,Z	USF&G Corp., 3.400%, due 03/03/09	7,524,665

			7,524,665

		Media: 0.5%
21,926,000	C	Liberty Media Corp., 3.500%, due 01/15/31	16,444,500

			16,444,500

		Mining: 0.1%
2,741,000	#,I	Newmont Mining Corp., 1.250%, due 07/15/14	3,446,808
1,227,000	#,I	Newmont Mining Corp., 1.625%, due 07/15/17	1,532,216

			4,979,024

		Miscellaneous Manufacturing: 0.0%
630,000	C	Actuant Corp., 2.000%, due 11/15/23	1,093,050

			1,093,050

		Oil & Gas Services: 1.3%
11,447,000	C,L	Oil States International, Inc., 2.375%, due 07/01/25	14,795,248
6,843,000	@@,C,L	Schlumberger Ltd., 1.500%, due 06/01/23	18,612,960
4,217,000	@@,C	Schlumberger Ltd., 2.125%, due 06/01/23	10,431,804

			43,840,012

		Pharmaceuticals: 0.0%
753,000	C	IVAX Corp., 4.500%, due 05/15/08	788,768

			788,768

See Accompanying Notes to Financial Statements

190

PORTFOLIO OF INVESTMENTS
ING T. Rowe Price Capital Appreciation Portfolio
as of December 31, 2007 (continued)

Principal
Amount			Value

		Semiconductors: 0.7%
$7,715,000	#,I	Microchip Technology, Inc., 2.125%, due 12/15/37	$8,129,681
17,700,000	L	Xilinx, Inc., 3.125%, due 03/15/37	15,310,500

			23,440,181

		Telecommunications: 0.5%
6,500,000	C	Lucent Technologies, Inc., 2.875%, due 06/15/23	5,963,750
13,978,000	C,L	Lucent Technologies, Inc., 2.875%, due 06/15/25	11,619,213

			17,582,963

		Total Convertible Bonds (Cost $200,866,256)	215,505,262

CORPORATE BONDS/NOTES: 3.2%

		Diversified Financial Services: 0.1%
3,875,000	#,C,I	Teco Finance, Inc., 7.000%, due 05/01/12	3,875,000

			3,875,000

		Electric: 0.3%
7,460,000	C	Cincinnati Gas & Electric, 5.700%, due 09/15/12	7,762,936
4,300,000	C	Southern Power Co., 6.250%, due 07/15/12	4,502,302

			12,265,238

		Media: 0.9%
13,287,000		CSC Holdings, Inc., 7.250%, due 07/15/08	13,336,826
17,185,000	C,W	Echostar DBS Corp., 5.750%, due 10/01/08	17,206,481

			30,543,307

		Office/Business Equip: 0.3%
10,150,000	C	Xerox Corp., 9.750%, due 01/15/09	10,613,520

			10,613,520

		Packaging & Containers: 0.1%
2,150,000	C	Owens Brockway Glass Container, Inc., 8.875%, due 02/15/09	2,160,750

			2,160,750

		Pharmaceuticals: 0.3%
13,979,000	C,L	Valeant Pharmaceuticals International, 4.000%, due 11/15/13	11,812,255

			11,812,255

		Pipelines: 0.2%
6,525,000	C	Williams Cos., Inc., 8.125%, due 03/15/12	7,136,719

			7,136,719

		Telecommunications: 1.0%
4,250,000	C	American Tower Corp., 7.125%, due 10/15/12	4,388,125
225,000	C	American Tower Corp., 7.500%, due 05/01/12	232,875
32,175,000	C	Nextel Communications, Inc., 7.375%, due 08/01/15	31,704,569

			36,325,569

		Total Corporate Bonds/Notes (Cost $116,033,790)	114,732,358

U.S. TREASURY OBLIGATIONS: 8.6%

		U.S. Treasury Bonds: 4.7%
156,163,000	L	4.750%, due 05/15/14	166,106,211

			166,106,211

		U.S. Treasury Notes: 3.9%
8,850,000	L	4.500%, due 05/15/10	9,147,997
68,830,000	L	4.500%, due 04/30/12	71,921,981
27,520,000	L	4.875%, due 05/31/08	27,696,321
27,520,000	L	4.875%, due 05/15/09	28,177,921

			136,944,220

		Total U.S. Treasury Obligations (Cost $285,500,116)	303,050,431

		Total Long-Term Investments (Cost $2,635,535,444)	2,784,517,651

Shares			Value

SHORT-TERM INVESTMENTS: 41.4%

		Mutual Fund: 20.9%
734,284,525		T. Rowe Price Reserve Investment Fund	$734,284,525

		Total Mutual Fund (Cost $734,284,525)	734,284,525

Principal
Amount			Value

		Securities Lending CollateralCC: 20.5%
$722,651,162		Bank of New York Mellon Corp. Institutional Cash Reserves	$722,651,162

		Total Securities Lending Collateral (Cost $722,651,162)	722,651,162

		Total Short-Term Investments (Cost $1,456,935,687)	1,456,935,687

	Total Investments in Securities
	(Cost $4,092,471,131)*	120.4%	$4,241,453,338
	Other Assets and Liabilities - Net	(20.4)	(717,519,879)

	Net Assets	100.0%	$3,523,933,459

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

See Accompanying Notes to Financial Statements

191

PORTFOLIO OF INVESTMENTS
ING T. Rowe Price Capital Appreciation Portfolio
as of December 31, 2007 (continued)

C	Bond may be called prior to maturity date.
P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
W	When-issued or delayed delivery security
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2007.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is

Net unrealized appreciation consists of: $4,094,163,438

Gross Unrealized Appreciation	$273,255,227
Gross Unrealized Depreciation	(125,965,327)

Net Unrealized Appreciation	$147,289,900

See Accompanying Notes to Financial Statements

192

PORTFOLIO OF INVESTMENTS
ING T. Rowe Price Equity Income Portfolio
as of December 31, 2007

Shares			Value

COMMON STOCK: 95.0%

		Aerospace/Defense: 0.4%
89,500		Raytheon Co.	$5,432,650

			5,432,650

		Agriculture: 0.5%
117,400	L	UST, Inc.	6,433,520

			6,433,520

		Airlines: 0.3%
332,500		Southwest Airlines Co.	4,056,500

			4,056,500

		Auto Manufacturers: 0.2%
455,200	@,L	Ford Motor Co.	3,063,496

			3,063,496

		Banks: 6.9%
386,000		Bank of New York Mellon Corp.	18,821,360
179,200	L	Capital One Financial Corp.	8,468,992
422,900		Fifth Third Bancorp.	10,627,477
59,800		Keycorp.	1,402,310
202,800	L	National City Corp.	3,338,088
475,500	@@	Royal Bank of Scotland Group PLC	4,198,415
149,200		State Street Corp.	12,115,040
254,300	L	SunTrust Bank	15,891,207
536,400		US Bancorp.	17,025,336
211,500	L	Wells Fargo & Co.	6,385,185

			98,273,410

		Beverages: 1.9%
306,500		Anheuser-Busch Cos., Inc.	16,042,210
179,300		Coca-Cola Co.	11,003,641

			27,045,851

		Biotechnology: 0.8%
253,200	@	Amgen, Inc.	11,758,608

			11,758,608

		Building Materials: 1.1%
492,000		Masco Corp.	10,632,120
149,000	@,L	USG Corp.	5,332,710

			15,964,830

		Chemicals: 1.7%
268,600		EI DuPont de Nemours & Co.	11,842,574
244,500		International Flavors & Fragrances, Inc.	11,767,785

			23,610,359

		Commercial Services: 0.6%
493,400	L	H&R Block, Inc.	9,162,438

			9,162,438

		Computers: 1.6%
134,500	@,L	Computer Sciences Corp.	6,653,715
529,800	@	Dell, Inc.	12,985,398
151,300		Electronic Data Systems Corp.	3,136,449

			22,775,562

		Cosmetics/Personal Care: 2.5%
253,500		Avon Products, Inc.	10,020,855
143,400		Colgate-Palmolive Co.	11,179,464
193,800		Procter & Gamble Co.	14,228,796

			35,429,115

		Distribution/Wholesale: 0.6%
171,700		Genuine Parts Co.	7,949,710

			7,949,710

		Diversified Financial Services: 6.3%
83,200		Charles Schwab Corp.	2,125,760
343,366		Citigroup, Inc.	10,108,695
283,300	L	Countrywide Financial Corp.	2,532,702
223,600		Fannie Mae	8,939,528
779,444		JPMorgan Chase & Co.	34,022,731
134,400		Legg Mason, Inc.	9,831,360
298,800		Merrill Lynch & Co., Inc.	16,039,584
295,500		SLM Corp.	5,951,370

			89,551,730

		Electric: 4.2%
443,500		Duke Energy Corp.	8,945,395
113,300	L	Entergy Corp.	13,541,616
147,500		FirstEnergy Corp.	10,670,150
134,900	L	Pinnacle West Capital Corp.	5,721,109
208,900		Progress Energy, Inc.	10,117,027
153,100	L	TECO Energy, Inc.	2,634,851
391,400		Xcel Energy, Inc.	8,833,898

			60,464,046

		Environmental Control: 0.5%
233,900		Waste Management, Inc.	7,641,513

			7,641,513

		Food: 3.0%
119,200		Campbell Soup Co.	4,259,016
215,800		General Mills, Inc.	12,300,600
299,600	L	Hershey Co.	11,804,240
271,900		Kraft Foods, Inc.	8,872,097
161,800		McCormick & Co., Inc.	6,133,838

			43,369,791

		Forest Products & Paper: 2.0%
615,493	L	International Paper Co.	19,929,663
267,900	L	MeadWestvaco Corp.	8,385,270

			28,314,933

		Gas: 0.8%
625,800		NiSource, Inc.	11,821,362

			11,821,362

		Healthcare — Products: 2.0%
139,200		Baxter International, Inc.	8,080,560
238,400	@,L	Boston Scientific Corp.	2,772,592
268,800		Johnson & Johnson	17,928,960

			28,782,112

		Home Builders: 0.4%
380,700	L	D.R. Horton, Inc.	5,013,819

			5,013,819

		Home Furnishings: 0.8%
134,900	@@	Sony Corp. ADR	7,325,070
41,800	L	Whirlpool Corp.	3,412,134

			10,737,204

		Household Products/Wares: 2.2%
223,600		Avery Dennison Corp.	11,882,104
142,400	L	Fortune Brands, Inc.	10,304,064
122,000		Kimberly-Clark Corp.	8,459,480

			30,645,648

		Housewares: 0.8%
453,200		Newell Rubbermaid, Inc.	11,728,816

			11,728,816

See Accompanying Notes to Financial Statements

193

PORTFOLIO OF INVESTMENTS
ING T. Rowe Price Equity Income Portfolio
as of December 31, 2007 (continued)

Shares			Value

		Insurance: 5.8%
307,200		American International Group, Inc.	$17,909,760
122,800		Chubb Corp.	6,702,424
224,300		Genworth Financial, Inc.	5,708,435
223,477		Lincoln National Corp.	13,010,831
721,500	L	Marsh & McLennan Cos., Inc.	19,098,105
365,900	L	Progressive Corp.	7,010,644
228,992		Travelers Cos., Inc.	12,319,770
9,700		UnumProvident Corp.	230,763

			81,990,732

		Internet: 0.7%
446,100	@,L	Yahoo!, Inc.	10,376,286

			10,376,286

		Leisure Time: 0.6%
179,200		Harley-Davidson, Inc.	8,370,432

			8,370,432

		Media: 5.4%
223,600	@,L	Cablevision Systems Corp.	5,478,200
344,000	L	CBS Corp. — Class B	9,374,000
59,800	@	Comcast Corp. — Class A	1,091,948
298,500	L	Gannett Co., Inc.	11,641,500
298,800	L	McGraw-Hill Cos., Inc.	13,090,428
491,300	L	New York Times Co.	8,612,489
931,300		Time Warner, Inc.	15,375,763
371,300	L	Walt Disney Co.	11,985,564

			76,649,892

		Mining: 1.2%
236,700		Alcoa, Inc.	8,651,385
104,700	L	Vulcan Materials Co.	8,280,723

			16,932,108

		Miscellaneous Manufacturing: 7.5%
216,300		3M Co.	18,238,416
129,000		Cooper Industries Ltd.	6,821,520
383,300	L	Eastman Kodak Co.	8,382,771
1,223,500		General Electric Co.	45,355,143
209,400		Honeywell International, Inc.	12,892,758
254,000		Illinois Tool Works, Inc.	13,599,160
17,700	@@,L	Ingersoll-Rand Co.	822,519

			106,112,287

		Oil & Gas: 11.0%
212,600		Anadarko Petroleum Corp.	13,965,694
170,824	@@	BP PLC ADR	12,499,192
369,690		Chevron Corp.	34,503,168
369,324		ExxonMobil Corp.	34,601,966
185,600		Hess Corp.	18,719,616
179,000		Murphy Oil Corp.	15,186,360
296,800	@@	Royal Dutch Shell PLC ADR	24,990,560
43,300	@@	Statoil ASA	1,335,839
27,200	@@	Statoil ASA ADR	830,144

			156,632,539

		Oil & Gas Services: 1.3%
252,700		BJ Services Co.	6,130,502
119,200		Schlumberger Ltd.	11,725,704

			17,856,206

		Pharmaceuticals: 6.0%
170,100		Abbott Laboratories	9,551,115
400,700		Bristol-Myers Squibb Co.	10,626,564
14,900		Cardinal Health, Inc.	860,475
341,400		Eli Lilly & Co.	18,227,346
338,200		Merck & Co., Inc.	19,652,802
670,400		Pfizer, Inc.	15,238,192
266,800		Wyeth	11,789,892

			85,946,386

		Pipelines: 0.4%
234,950		Spectra Energy Corp.	6,066,409

			6,066,409

		Retail: 2.7%
328,000	@,L	Bed Bath & Beyond, Inc.	9,639,920
507,900	L	Home Depot, Inc.	13,682,826
14,900		Walgreen Co.	567,392
302,100		Wal-Mart Stores, Inc.	14,358,813

			38,248,951

		Semiconductors: 1.5%
311,800		Analog Devices, Inc.	9,884,060
178,900		Applied Materials, Inc.	3,177,264
302,500		Intel Corp.	8,064,650

			21,125,974

		Software: 2.0%
793,200		Microsoft Corp.	28,237,920

			28,237,920

		Telecommunications: 5.3%
755,300	@@,L	Alcatel SA ADR	5,528,796
722,503		AT&T, Inc.	30,027,225
472,400		Motorola, Inc.	7,577,296
1,412,000	@,L	Qwest Communications International, Inc.	9,898,120
640,300		Sprint Nextel Corp.	8,407,139
318,850		Verizon Communications, Inc.	13,930,557

			75,369,133

		Toys/Games/Hobbies: 0.5%
387,200		Mattel, Inc.	7,372,288

			7,372,288

		Transportation: 1.0%
80,600		Union Pacific Corp.	10,124,972
66,400	L	United Parcel Service, Inc. — Class B	4,695,808
			14,820,780

		Total Common Stock (Cost $1,192,796,248)	1,351,135,346

PREFERRED STOCK: 0.1%

		Diversified Financial Services: 0.1%
800		SLM Corp., 7.250%, due 12/15/10	800,000

		Total Preferred Stock (Cost $800,000)	800,000

Principal
Amount			Value

CONVERTIBLE BONDS: 0.1%

		Auto Manufacturers: 0.1%
$1,744,000	C,L	Ford Motor Co., 4.250%, due 12/15/36	$1,741,820

		Total Convertible Bonds (Cost $1,744,000)	1,741,820

		Total Long-Term Investments (Cost $1,195,340,248)	1,353,677,166

See Accompanying Notes to Financial Statements

194

PORTFOLIO OF INVESTMENTS
ING T. Rowe Price Equity Income Portfolio
as of December 31, 2007 (continued)

Shares			Value

SHORT-TERM INVESTMENTS: 14.0%

		Mutual Fund: 5.2%
74,389,835		T. Rowe Price Reserve Investment Fund	$74,389,835

		Total Mutual Fund (Cost $74,389,835)	74,389,835

Principal
Amount			Value

		Securities Lending CollateralCC: 8.8%
$124,903,325		Bank of New York Mellon Corp. Institutional Cash Reserves	$124,903,325

		Total Securities Lending Collateral (Cost $124,903,325)	124,903,325

		Total Short-Term Investments (Cost $199,293,160)	199,293,160

	Total Investments in Securities
	(Cost $1,394,633,408)*	109.2%	$1,552,970,326
	Other Assets and Liabilities - Net	(9.2)	(130,646,990)

	Net Assets	100.0%	$1,422,323,336

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
C	Bond may be called prior to maturity date.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2007.

*	Cost for federal income tax purposes is $1,400,936,596

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$247,391,416
Gross Unrealized Depreciation	(95,357,686)

Net Unrealized Appreciation	$152,033,730

See Accompanying Notes to Financial Statements

195

PORTFOLIO OF INVESTMENTS
ING Templeton Global Growth Portfolio
as of December 31, 2007

Shares			Value

COMMON STOCK: 94.9%

		Austria: 0.8%
200,000		Telekom Austria AG	$5,523,196

			5,523,196

		Bermuda: 5.0%
350,000		Accenture Ltd.	12,610,500
120,000	L	Covidien Ltd.	5,314,800
200,000	L	Tyco Electronics Ltd.	7,426,000
185,000	L	Tyco International Ltd.	7,335,250

			32,686,550

		Canada: 0.3%
50,000		BCE, Inc.	2,008,714

			2,008,714

		Finland: 1.0%
150,000		Stora Enso OYJ (Euro Denominated Security)	2,239,182
200,000		UPM-Kymmene OYJ	4,046,918

			6,286,100

		France: 7.6%
35,000		Accor SA	2,797,927
200,000		France Telecom SA	7,174,154
80,000		Peugeot SA	6,061,999
120,000		Sanofi-Aventis	10,984,850
160,000		Total SA	13,248,073
200,000		Vivendi	9,182,617

			49,449,620

		Germany: 6.8%
150,000		Bayerische Motoren Werke AG	9,390,214
240,000		Deutsche Post AG	8,170,715
650,000	@	Infineon Technologies AG	7,709,729
15,000		Muenchener Rueckversicherungs AG	2,911,161
100,000	L	Siemens AG	15,835,984

			44,017,803

		Hong Kong: 1.0%
200,000		Cheung Kong Holdings Ltd.	3,653,892
200,000		Swire Pacific Ltd.	2,740,624

			6,394,516

		Italy: 4.5%
220,000		ENI S.p.A.	8,029,206
1,200,000		Intesa Sanpaolo S.p.A.	9,443,490
300,000		Mediaset S.p.A.	3,022,186
1,100,000		UniCredito Italiano S.p.A.	9,047,952

			29,542,834

		Japan: 5.2%
136,000		Fuji Photo Film Co., Ltd.	5,692,352
800,000		Hitachi Ltd.	5,943,481
400,000		Konica Minolta Holdings, Inc.	7,012,403
675,000		Mitsubishi UFJ Financial Group, Inc.	6,365,200
120,000		Nomura Holdings, Inc.	2,010,583
900,000	L	Shinsei Bank Ltd.	3,267,439
450		Sumitomo Mitsui Financial Group, Inc.	3,330,125

			33,621,583

		Mexico: 0.3%
51,500	L	Telefonos de Mexico SA de CV ADR	1,897,260

			1,897,260

		Netherlands: 4.2%
175,000		Koninklijke Philips Electronics NV	7,498,797
450,000	L	Reed Elsevier NV	8,930,419
265,000		Royal Dutch Shell PLC — Class B	11,046,717

			27,475,933

		Russia: 0.5%
60,000		OAO Gazprom ADR	3,390,412

			3,390,412

		Singapore: 1.2%
2,900,000		Singapore Telecommunications Ltd.	7,978,684

			7,978,684

		South Korea: 3.5%
65,000		Hyundai Motor Co.	4,926,359
80,000		Kookmin Bank	5,897,121
20,000		Samsung Electronics Co., Ltd.	11,769,957

			22,593,437

		Sweden: 0.4%
150,000		Svenska Cellulosa AB — B Shares	2,649,122

			2,649,122

		Switzerland: 3.3%
15,000		Nestle SA	6,887,854
155,000		Novartis AG	8,476,537
130,000		UBS AG — Reg	5,994,001

			21,358,392

		Taiwan: 1.0%
659,999		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	6,573,590

			6,573,590

		United Kingdom: 12.7%
700,000		Aviva PLC	9,329,224
900,000		BP PLC	10,998,227
1,100,000		Compass Group PLC	6,712,161
450,000		GlaxoSmithKline PLC	11,428,460
551,919		HSBC Holdings PLC	9,280,058
1,500,000		Kingfisher PLC	4,301,342
1,200,000		Old Mutual PLC	3,998,095
300,000		Pearson PLC	4,344,566
815	@	Rolls-Royce Group PLC	8,846
32,926	@	Rolls-Royce Group PLC — B Shares	72
750,000		Royal Bank of Scotland Group PLC	6,622,106
300,400		Standard Life PLC	1,504,659
2,918,137		Vodafone Group PLC	10,954,457
90,000		Willis Group Holdings Ltd.	3,417,300

			82,899,573

		United States: 35.6%
230,000		American International Group, Inc.	13,409,000
260,000	@	Amgen, Inc.	12,074,400
600,000	@	Boston Scientific Corp.	6,978,000
100,000		Bristol-Myers Squibb Co.	2,652,000
130,000	@,L	Cadence Design Systems, Inc.	2,211,300
500,000	@,L	Chico’s FAS, Inc.	4,515,000
360,000	@,L	Comcast Corp. – Class A	6,573,600
260,000	L	Eastman Kodak Co.	5,686,200
400,000		El Paso Corp.	6,896,000
400,000		Electronic Data Systems Corp.	8,292,000
140,000	@,L	Expedia, Inc.	4,426,800
385,000		General Electric Co.	14,271,950
75,000		Harley-Davidson, Inc.	3,503,250
100,000	L	International Paper Co.	3,238,000
600,000	@,L	Interpublic Group of Cos., Inc.	4,866,000

See Accompanying Notes to Financial Statements

196

PORTFOLIO OF INVESTMENTS
ING Templeton Global Growth Portfolio
as of December 31, 2007 (continued)

Shares			Value

		United States (continued)
100,000		Merck & Co., Inc.	$5,811,000
500,000		Microsoft Corp.	17,800,000
650,000		News Corp. — Class A	13,318,500
625,000	@	Oracle Corp.	14,112,500
550,000		Pfizer, Inc.	12,501,500
70,000	L	Pitney Bowes, Inc.	2,662,800
115,000		Quest Diagnostics	6,083,500
40,000		Raytheon Co.	2,428,000
450,000	L	Seagate Technology, Inc.	11,475,000
900,000		Sprint Nextel Corp.	11,817,000
450,000	@,L	Tenet Healthcare Corp.	2,286,000
750,000		Time Warner, Inc.	12,382,500
85,000		Torchmark Corp.	5,145,050
100,000	L	United Parcel Service, Inc. — Class B	7,072,000
180,000	@,L	Viacom — Class B	7,905,600

			232,394,450

		Total Common Stock (Cost $566,682,104)	618,741,769

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 16.4%

		U.S. Government Agency Obligations: 4.4%
$28,966,000	Z	Federal Home Loan Bank, 3.050%, due 01/02/08	$28,960,770

		Total U.S. Government Agency Obligations (Cost $28,960,770)	28,960,770

		Securities Lending CollateralCC: 12.0%
78,081,219		Bank of New York Mellon Corp. Institutional Cash Reserves	78,081,219

		Total Securities Lending Collateral (Cost $78,081,219)	78,081,219

		Total Short-Term Investments (Cost $107,041,989)	107,041,989

	Total Investments in Securities
	(Cost $673,724,093)*	111.3%	$725,783,758
	Other Assets and Liabilities - Net	(11.3)	(73,720,450)

	Net Assets	100.0%	$652,063,308

@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2007.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $674,788,080

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$82,493,946
Gross Unrealized Depreciation	(31,498,268)

Net Unrealized Appreciation	$50,995,678

Percentage of
Industry	Net Assets

Advertising	0.7%
Aerospace/Defense	0.4
Auto Manufacturers	3.1
Banks	8.2
Biotechnology	1.8
Commercial Services	1.9
Computers	3.4
Diversified Financial Services	1.2
Electrical Components & Equipment	0.9
Electronics	2.3
Food	1.1
Food Service	1.0
Forest Products & Paper	1.9
Healthcare — Products	1.9
Healthcare — Services	1.3
Holding Companies — Diversified	0.4
Insurance	6.1
Internet	0.7
Leisure Time	0.5
Lodging	0.4
Media	10.1
Miscellaneous Manufacturing	8.6
Office/Business Equip	0.4
Oil & Gas	7.2
Pharmaceuticals	7.9
Pipelines	1.1
Real Estate	0.6
Retail	1.3
Semiconductors	4.0
Software	4.9
Telecommunications	7.3
Transportation	2.3
Short-Term Investments	16.4
Other Assets and Liabilities — Net	(11.3)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

197

PORTFOLIO OF INVESTMENTS
ING UBS U.S. Allocation Portfolio
as of December 31, 2007

Shares			Value

COMMON STOCK: 61.7%

		Advertising: 1.5%
46,500	@,L	Interpublic Group of Cos., Inc.	$377,115
14,300		Omnicom Group	679,679
11,531	@,L	R.H. Donnelley Corp.	420,651

			1,477,445

		Auto Manufacturers: 0.8%
13,300	L	Paccar, Inc.	724,584

			724,584

		Auto Parts & Equipment: 2.0%
18,800		BorgWarner, Inc.	910,108
28,300		Johnson Controls, Inc.	1,019,932

			1,930,040

		Banks: 4.7%
26,500		Bank of New York Mellon Corp.	1,292,140
4,000		City National Corp.	238,200
31,600		Fifth Third Bancorp.	794,108
7,000		PNC Financial Services Group, Inc.	459,550
57,600	L	Wells Fargo & Co.	1,738,944

			4,522,942

		Beverages: 1.0%
8,900		Anheuser-Busch Cos., Inc.	465,826
21,500	@,L	Constellation Brands, Inc.	508,260

			974,086

		Biotechnology: 1.6%
4,000	@	Amgen, Inc.	185,760
16,300	@	Genzyme Corp.	1,213,372
2,500	@,L	Millipore Corp.	182,950

			1,582,082

		Building Materials: 1.0%
45,100		Masco Corp.	974,611

			974,611

		Coal: 1.3%
900	@,L	Patriot Coal Corp.	37,566
19,300	L	Peabody Energy Corp.	1,189,652

			1,227,218

		Commercial Services: 0.3%
6,100		Pharmaceutical Product Development, Inc.	246,257

			246,257

		Computers: 1.2%
23,300	@	Dell, Inc.	571,083
6,000	@,L	Lexmark International, Inc.	209,160
13,400	@,L	Network Appliance, Inc.	334,464

			1,114,707

		Diversified Financial Services: 5.5%
6,944	L	Blackstone Group LP	153,671
55,500		Citigroup, Inc.	1,633,920
24,850		Discover Financial Services	374,738
22,300		Freddie Mac	759,761
16,100		JPMorgan Chase & Co.	702,765
30,200		Morgan Stanley	1,603,922

			5,228,777

		Electric: 3.2%
12,700		American Electric Power Co., Inc.	591,312
25,700		Exelon Corp.	2,098,148
1,500		Northeast Utilities	46,965
9,900		Pepco Holdings, Inc.	290,367

			3,026,792

		Food: 0.8%
23,600		Sysco Corp.	736,556

			736,556

		Gas: 1.1%
15,100		NiSource, Inc.	285,239
12,000		Sempra Energy	742,560

			1,027,799

		Healthcare — Products: 2.1%
17,100		Johnson & Johnson	1,140,570
17,400		Medtronic, Inc.	874,698

			2,015,268

		Healthcare — Services: 0.7%
3,300	@	DaVita, Inc.	185,955
8,860		UnitedHealth Group, Inc.	515,652

			701,607

		Household Products/Wares: 0.5%
7,100		Fortune Brands, Inc.	513,756

			513,756

		Insurance: 1.8%
14,900		Aflac, Inc.	933,187
6,900		Hartford Financial Services Group, Inc.	601,611
2,200		Principal Financial Group, Inc.	151,448

			1,686,246

		Internet: 1.0%
58,542	@,L	Symantec Corp.	944,868

			944,868

		Leisure Time: 1.6%
20,700		Carnival Corp.	920,943
6,200		Harley-Davidson, Inc.	289,602
8,600	L	Royal Caribbean Cruises Ltd.	364,984

			1,575,529

		Media: 2.0%
28,100	@,L	Comcast Corp. — Class A	513,106
6,300		McGraw-Hill Cos., Inc.	276,003
29,100		News Corp. — Class A	596,259
13,200	@	Viacom — Class B	579,744

			1,965,112

		Miscellaneous Manufacturing: 3.4%
53,800		General Electric Co.	1,994,366
23,700		Illinois Tool Works, Inc.	1,268,898

			3,263,264

		Oil & Gas: 2.7%
5,100		Chevron Corp.	475,983
8,300	L	ENSCO International, Inc.	494,846
10,500		EOG Resources, Inc.	937,125
6,800		ExxonMobil Corp.	637,092

			2,545,046

		Oil & Gas Services: 1.3%
33,400		Halliburton Co.	1,266,194

			1,266,194

See Accompanying Notes to Financial Statements

198

PORTFOLIO OF INVESTMENTS
ING UBS U.S. Allocation Portfolio
as of December 31, 2007 (continued)

Shares			Value

		Pharmaceuticals: 6.0%
21,300		Allergan, Inc.	$1,368,312
14,500		Bristol-Myers Squibb Co.	384,540
3,600	@,L	Cephalon, Inc.	258,336
7,300	@	Medco Health Solutions, Inc.	740,220
22,400		Merck & Co., Inc.	1,301,664
12,500		Schering-Plough Corp.	333,000
31,850		Wyeth	1,407,452

			5,793,524

		Retail: 1.7%
18,200	@,L	Chico’s FAS, Inc.	164,346
10,300	@	Coach, Inc.	314,974
8,600		Costco Wholesale Corp.	599,936
10,200		Target Corp.	510,000

			1,589,256

		Semiconductors: 4.0%
30,600		Analog Devices, Inc.	970,020
70,900		Intel Corp.	1,890,193
14,000	L	Linear Technology Corp.	445,620
24,400		Xilinx, Inc.	533,628

			3,839,461

		Software: 2.2%
14,900	@,L	Intuit, Inc.	470,989
42,000		Microsoft Corp.	1,495,200
9,100	@,L	Red Hat, Inc.	189,644

			2,155,833

		Telecommunications: 2.0%
22,900		AT&T, Inc.	951,724
74,494		Sprint Nextel Corp.	978,106

			1,929,830

		Transportation: 2.7%
14,900		Burlington Northern Santa Fe Corp.	1,240,127
10,700	L	FedEx Corp.	954,119
8,200	L	Ryder System, Inc.	385,482

			2,579,728

		Total Common Stock (Cost $54,497,198)	59,158,418

MUTUAL FUNDS: 9.4%

		Open-End Funds: 9.4%
222,065		UBS High Yield Fund	4,827,830
90,038		UBS Small Equity Fund	4,215,093

			9,042,923

		Total Mutual Funds (Cost $7,442,478)	9,042,923

Principal
Amount			Value

CORPORATE BONDS/NOTES: 5.1%

		Banks: 0.3%
$25,000	@@	Abbey National PLC, 7.950%, due 10/26/29	$29,728
30,000		Bank One Corp., 7.875%, due 08/01/10	32,379
85,000		Capital One Financial Corp., 5.500%, due 06/01/15	78,518
50,000		Capital One Financial Corp., 6.750%, due 09/15/17	48,040
45,000		Wachovia Bank NA, 7.800%, due 08/18/10	48,526
50,000		Wells Fargo Bank NA, 6.450%, due 02/01/11	52,934

			290,125

		Beverages: 0.0%
40,000	@@,#, C	SABMiller PLC, 6.500%, due 07/01/16	41,843

			41,843

		Chemicals: 0.1%
65,000	C	ICI Wilmington, Inc., 4.375%, due 12/01/08	64,925

			64,925

		Commercial Services: 0.1%
30,000	#	Erac USA Finance Co., 7.000%, due 10/15/37	27,327
70,000	#	Erac USA Finance Co., 7.350%, due 06/15/08	70,605

			97,932

		Cosmetics/Personal Care: 0.0%
35,000	C	Avon Products, Inc., 7.150%, due 11/15/09	36,967

			36,967

		Diversified Financial Services: 2.3%
35,000	L	Bear Stearns Cos., Inc., 5.350%, due 02/01/12	34,118
50,000	L	Bear Stearns Cos., Inc., 5.550%, due 01/22/17	44,888
345,000		Citigroup, Inc., 5.625%, due 08/27/12	349,833
40,000		Citigroup, Inc., 6.125%, due 11/21/17	41,164
25,000		Countrywide Financial Corp., 5.200%, due 02/27/08	23,871
85,000	L	Countrywide Home Loans, Inc., 3.250%, due 05/21/08	76,818
630,000		Ford Motor Credit Co., 5.800%, due 01/12/09	598,135
25,000		General Electric Capital Corp., 5.625%, due 09/15/17	25,697
130,000		General Motors Acceptance Corp., 6.875%, due 09/15/11	111,301
40,000	#,C	Harley-Davidson, Inc., 3.625%, due 12/15/08	39,576
150,000		HSBC Finance Corp., 6.750%, due 05/15/11	155,721
95,000		International Lease Finance Corp., 3.500%, due 04/01/09	93,403
75,000		JPMorgan Chase & Co., 6.750%, due 02/01/11	78,804
105,000	C	Lehman Brothers Holdings, Inc., 5.750%, due 01/03/17	101,042
40,000		Merrill Lynch & Co., Inc., 6.050%, due 08/15/12	40,809
190,000	C	Morgan Stanley, 6.750%, due 04/15/11	199,293
115,000	C	Residential Capital Corp., 7.625%, due 11/21/08	92,000
130,000	C	Residential Capital Corp., 7.875%, due 06/30/10	83,850

			2,190,323

		Electric: 0.3%
70,000	C	Dominion Resources, Inc., 5.950%, due 06/15/35	65,632
50,000	C	Exelon Generation Co., LLC, 5.350%, due 01/15/14	48,722
35,000	C	Pacific Gas & Electric Co., 6.050%, due 03/01/34	35,056

See Accompanying Notes to Financial Statements

199

PORTFOLIO OF INVESTMENTS
ING UBS U.S. Allocation Portfolio
as of December 31, 2007 (continued)

Principal
Amount			Value

		Electric (continued)
$30,000		PPL Capital Funding Trust I, 4.330%, due 03/01/09	$29,789
85,000	C	PSEG Power, LLC, 6.950%, due 06/01/12	90,705

			269,904

		Forest Products & Paper: 0.1%
80,000	C	Weyerhaeuser Co., 6.750%, due 03/15/12	84,088

			84,088

		Household Products/Wares: 0.1%
105,000	C	Fortune Brands, Inc., 5.375%, due 01/15/16	100,188

			100,188

		Media: 0.3%
185,000	C	Comcast Cable Communications Holdings, Inc., 6.750%, due 01/30/11	193,548
80,000	C	Time Warner, Inc., 6.875%, due 05/01/12	84,319

			277,867

		Multi-National: 0.1%
45,000	@@	Inter-American Development Bank, 5.750%, due 02/26/08	45,026

			45,026

		Office/Business Equip: 0.0%
25,000	C	Pitney Bowes, Inc., 4.625%, due 10/01/12	25,317

			25,317

		Oil & Gas: 0.1%
25,000	C	Devon Financing Corp. ULC, 6.875%, due 09/30/11	26,794
25,000	@@,C	Transocean, Inc., 6.800%, due 03/15/38	25,591
30,000	C	Valero Energy Corp., 6.625%, due 06/15/37	30,310

			82,695

		Pharmaceuticals: 0.3%
135,000	C	Abbott Laboratories, 5.600%, due 11/30/17	138,965
105,000	C	Allergan, Inc., 5.750%, due 04/01/16	107,725
20,000	@@,C	AstraZeneca PLC, 6.450%, due 09/15/37	21,990
30,000	C	Teva Pharmaceutical Finance, LLC, 5.550%, due 02/01/16	29,693

			298,373

		Pipelines: 0.1%
50,000	C	Kinder Morgan Energy Partners LP, 5.125%, due 11/15/14	48,787
100,000	C	Kinder Morgan Energy Partners LP, 5.800%, due 03/15/35	90,816

			139,603

		Retail: 0.1%
65,000	C	CVS Caremark Corp., 5.750%, due 06/01/17	65,536

			65,536

		Savings & Loans: 0.4%
250,000		Washington Mutual Bank, 5.500%, due 01/15/13	222,059
230,000		Washington Mutual Bank, 5.950%, due 05/20/13	204,677

			426,736

		Telecommunications: 0.3%
25,000	C	AT&T, Inc., 6.500%, due 09/01/37	26,230
30,000	C,L	BellSouth Corp., 6.550%, due 06/15/34	31,128
25,000	C	New Cingular Wireless Services, Inc., 8.750%, due 03/01/31	32,492
60,000	C	Sprint Capital Corp., 6.875%, due 11/15/28	57,055
160,000	@@,C	Telecom Italia Capital SA, 5.250%, due 11/15/13	158,330

			305,235

		Transportation: 0.0%
25,000		Burlington Northern Santa Fe Corp., 7.082%, due 05/13/29	27,167

			27,167

		Warehouse/Industrial: 0.1%
85,000	C	Prologis, 5.625%, due 11/15/15	81,435

			81,435

		Total Corporate Bonds/Notes (Cost $5,114,219)	4,951,285

U.S. GOVERNMENT AGENCY OBLIGATIONS: 8.2%

		Federal Home Loan Mortgage Corporation: 4.9%
327,334		4.500%, due 06/01/21	321,772
168,256		4.500%, due 05/01/34	159,169
245,904		4.500%, due 12/01/34	232,624
155,000	L	4.625%, due 02/21/08	155,025
100,000	L	4.750%, due 03/05/12	103,333
309,137		5.197%, due 05/01/37	311,347
165,000	C	5.250%, due 10/10/12	166,664
970,000	C	5.300%, due 02/27/09	972,056
127,840		5.500%, due 01/01/19	129,626
216,995		5.500%, due 05/01/20	219,708
906,603		5.500%, due 03/01/37	904,759
365,000	C,L	5.600%, due 10/17/13	368,408
180,000	L	5.750%, due 06/27/16	194,697
37,610		6.000%, due 12/01/17	38,498
98,276		6.000%, due 03/01/29	100,423
18,181		6.500%, due 06/01/29	18,843
196,561		6.500%, due 10/01/33	202,987
98,620		7.000%, due 07/01/32	103,670

			4,703,609

		Federal National Mortgage Corporation: 3.2%
165,000	C	5.000%, due 10/15/10	166,180
75,000	C	5.500%, due 01/23/12	75,030
394,947		5.500%, due 11/01/17	400,980
404,576		5.500%, due 05/01/18	410,652
340,780		5.500%, due 03/01/20	345,986
345,000		5.625%, due 07/15/37	383,798
44,694		6.000%, due 08/01/17	45,824
28,942		6.000%, due 04/01/18	29,650
197,920		6.000%, due 12/01/29	202,438
245,000	C	6.070%, due 05/12/16	246,019
151,828		6.500%, due 06/01/17	157,181
545,884		6.500%, due 01/01/36	565,892

			3,029,630

See Accompanying Notes to Financial Statements

200

PORTFOLIO OF INVESTMENTS
ING UBS U.S. Allocation Portfolio
as of December 31, 2007 (continued)

Principal
Amount			Value

		Government National Mortgage Association: 0.1%
$87,055		6.000%, due 01/20/34	$88,815
14,667		6.125%, due 12/20/29	14,834

			103,649

		Total U.S. Government Agency Obligations (Cost $7,752,690)	7,836,888

U.S. TREASURY OBLIGATIONS: 3.8%

		U.S. Treasury Bonds: 2.3%
500,000	L	4.250%, due 11/15/13	518,555
260,000	L	4.625%, due 11/15/16	272,371
1,295,000	L	4.750%, due 02/15/37	1,355,704
50,000	L	6.250%, due 08/15/23	59,879
5,000	L	8.125%, due 08/15/19	6,741

			2,213,250

		U.S. Treasury Notes: 1.1%
725,000	L	3.625%, due 10/31/09	732,364
105,000		4.875%, due 06/30/09	107,723
200,000	L	4.875%, due 06/30/12	212,188

			1,052,275

		Treasury Inflation Indexed Protected Securities: 0.4%
331,539	L	2.375%, due 01/15/27	350,706

			350,706

		Total U.S. Treasury Obligations (Cost $3,476,191)	3,616,231

ASSET-BACKED SECURITIES: 2.1%

		Automobile Asset-Backed Securities: 0.2%
75,000	C	Capital One Auto Finance Trust, 5.068%, due 10/15/12	73,955
135,000	C	Daimler Chrysler Auto Trust, 5.823%, due 03/08/11	135,064

			209,019

		Credit Card Asset-Backed Securities: 0.5%
300,000	C	Capital One Multi-Asset Execution Trust, 5.098%, due 05/15/13	298,185
75,000	C	Citibank Credit Card Issuance Trust, 5.029%, due 11/22/10	74,968
75,000	C	Citibank Credit Card Issuance Trust, 5.440%, due 11/07/11	74,944
50,000	#,C	Washington Mutual Master Note Trust, 5.778%, due 10/15/14	50,570

			498,667

		Home Equity Asset-Backed Securities: 0.2%
34,426	C	Home Equity Mortgage Trust, 4.965%, due 03/25/37	14,774
96,785	C	Home Equity Mortgage Trust, 5.500%, due 01/25/37	62,947
37,354	C	Home Equity Mortgage Trust, 5.594%, due 09/25/36	26,806
54,567	C	Morgan Stanley Mortgage Loan Trust, 5.025%, due 11/25/36	29,392

			133,919

		Other Asset-Backed Securities: 1.2%
17,402	#,C	Countrywide Asset-Backed Certificates, 5.205%, due 06/25/33	16,260
85,820	#,C	Fieldstone Mortgage Investment Corp., 5.085%, due 01/25/37	72,947
38,175	C	First Franklin Mortgage Loan Asset-Backed Certificates, 4.995%, due 12/25/26	19,195
300,000	C	GSAMP Trust, 5.658%, due 09/25/36	104,887
500,000	C	Lehman XS Trust, 6.000%, due 12/25/35	437,632
25,000	C	Long Beach Mortgage Loan Trust, 5.548%, due 05/25/36	6,328
200,000	C	Massachusetts RRB Special Purpose Trust, 7.030%, due 03/15/12	205,815
26,254	C	Merrill Lynch First Franklin Mortgage Loan Trust, 5.965%, due 10/25/27	26,151
22,400	C	Merrill Lynch Mortgage Investors, Inc., 5.045%, due 09/25/36	17,719
64,535	C	Nomura Asset Acceptance Corp., 5.035%, due 08/25/36	51,628
79,822	C	SACO I, Inc., 5.015%, due 05/25/36	36,478
161,115	C	Structured Asset Securities Corp., 6.080%, due 11/25/32	158,809

			1,153,849

		Total Asset-Backed Securities (Cost $2,427,573)	1,995,454

COLLATERALIZED MORTGAGE OBLIGATIONS: 8.3%
35,649	C	American Home Mortgage Investment Trust, 5.055%, due 11/25/35	26,434
175,000	C	Banc of America Commercial Mortgage, Inc., 5.356%, due 10/10/45	175,731
50,000	C	Banc of America Commercial Mortgage, Inc., 5.463%, due 09/10/47	45,972
125,000	C	Banc of America Commercial Mortgage, Inc., 5.745%, due 02/10/51	129,144
25,000	C	Banc of America Commercial Mortgage, Inc., 5.775%, due 05/10/45	23,726
200,000	C	Banc of America Commercial Mortgage, Inc., 6.349%, due 06/11/35	212,054
125,012	C	Bear Stearns Adjustable Rate Mortgage Trust, 5.351%, due 03/25/35	123,948
319,863	C	Bear Stearns Adjustable Rate Mortgage Trust, 5.643%, due 05/25/47	318,154
150,000	C	Citigroup Commercial Mortgage Trust, 5.431%, due 10/15/49	151,139
150,000	C	Citigroup Commercial Mortgage Trust, 5.723%, due 03/15/49	154,069
50,000	C	Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.447%, due 12/11/49	45,056
204,471	C	Credit Suisse First Boston Mortgage Securities Corp., 6.000%, due 10/25/35	199,345
46,428	C	Credit Suisse First Boston Mortgage Securities Corp., 7.000%, due 11/25/33	46,965
150,000	C,	Credit Suisse Mortgage Capital Certificates, 5.658%, due 03/15/39	154,356
50,000	C	Credit Suisse Mortgage Capital Certificates, 5.827%, due 06/15/38	47,507

See Accompanying Notes to Financial Statements

201

PORTFOLIO OF INVESTMENTS
ING UBS U.S. Allocation Portfolio
as of December 31, 2007 (continued)

Principal
Amount			Value

$86,249	C	First Horizon Alternative Mortgage Securities, 5.302%, due 09/25/34	$85,896
175,000	C	Ge Capital Commercial Mortgage Corp., 5.339%, due 03/10/44	176,679
499,088	#	GS Mortgage Securities Corp. II, 5.457%, due 03/21/46	432,095
400,000	#	GS Mortgage Securities Corp. II, 5.686%, due 06/23/46	358,084
50,000	C	GS Mortgage Securities Corp. II, 5.799%, due 08/10/45	45,647
156,958	C	GSR Mortgage Loan Trust, 6.500%, due 04/25/20	162,578
350,000	C	Indymac Index Mortgage Loan Trust, 5.576%, due 12/25/35	345,653
400,000	C	JPMorgan Alternative Loan Trust, 6.300%, due 09/25/36	373,649
175,000	C	JPMorgan Chase Commercial Mortgage Securities Corp., 5.399%, due 05/15/45	176,024
325,000	C	JPMorgan Chase Commercial Mortgage Securities Corp., 5.447%, due 05/15/45	326,172
50,000	C	JPMorgan Chase Commercial Mortgage Securities Corp., 5.520%, due 05/15/45	45,572
50,000	C	JPMorgan Chase Commercial Mortgage Securities Corp., 5.747%, due 02/12/49	44,631
203,356		JPMorgan Commercial Mortgage Finance Corp., 7.400%, due 07/15/31	207,856
14,108	#,C	Mach One Trust Commercial Mortgage-Backed, 3.890%, due 05/28/40	14,060
50,000	C	Merrill Lynch Mortgage Trust, 5.829%, due 06/12/50	45,867
50,000	C	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.525%, due 07/12/46	45,347
150,000	C	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.700%, due 09/12/49	153,513
50,000	C	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.957%, due 08/12/49	46,230
389,590	C	MLCC Mortgage Investors, Inc., 5.797%, due 05/25/36	388,729
130,000	C	Morgan Stanley Capital I, 5.809%, due 12/12/49	134,055
171,478	C	Morgan Stanley Dean Witter Capital I, 7.570%, due 11/15/36	178,917
80,737	C	Morgan Stanley Mortgage Loan Trust, 6.392%, due 09/25/34	82,702
375,000	C	Residential Asset Securitization Trust, 6.000%, due 01/25/46	363,692
85,000		Residential Capital Corp., 5.646%, due 06/09/08	73,100
543,000	C	Structured Adjustable Rate Mortgage Loan Trust, 5.545%, due 06/25/36	538,379
362,375	C	Washington Mutual Mortgage Pass-Through Certificates, 5.914%, due 07/25/37	361,010
133,896	C	Washington Mutual Mortgage Pass-Through Certificates, 5.988%, due 11/25/42	129,798
619,696	C	Wells Fargo Mortgage-Backed Securities Trust, 6.000%, due 08/25/36	624,408
162,848	C	Wells Fargo Mortgage-Backed Securities Trust, 6.012%, due 08/25/37	163,087

		Total Collateralized Mortgage Obligations (Cost $8,118,677)	7,977,030

		Total Long-Term Investments (Cost $88,829,026)	94,578,229

SHORT-TERM INVESTMENTS: 15.1%

		U.S. Government Agency Obligations: 0.6%
602,000	Z	Federal Home Loan Bank, 3.050%, due 01/02/08	601,898

		Total U.S. Government Agency Obligations (Cost $601,898)	601,898

		Securities Lending CollateralCC: 14.5%
13,846,339		Bank of New York Mellon Corp. Institutional Cash Reserves	13,846,339

		Total Securities Lending Collateral (Cost $13,846,339)	13,846,339

		Total Short-Term Investments (Cost $14,448,237)	14,448,237

	Total Investments in Securities
	(Cost $103,277,263)*	113.7%	$109,026,466
	Other Assets and Liabilities - Net	(13.7)	(13,141,312)

	Net Assets	100.0%	$95,885,154

@	Non-income producing security
@@	Foreign Issuer
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2007.
ˆ	Interest Only (IO) Security
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $103,545,919

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$10,751,126
Gross Unrealized Depreciation	(5,270,579)

Net Unrealized Appreciation	$5,480,547

See Accompanying Notes to Financial Statements

202

PORTFOLIO OF INVESTMENTS
ING Van Kampen Capital Growth Portfolio
as of December 31, 2007

Shares			Value

COMMON STOCK: 98.1%

		Advertising: 1.5%
13,198	@,@@,#	Aeroplan Income Fund	$316,929
52,989	@@	Aeroplan Income Fund	1,272,445

			1,589,374

		Biotechnology: 0.8%
14,158	@,L	Illumina, Inc.	839,003

			839,003

		Building Materials: 3.5%
78,324	@,@@	Cemex SA de CV ADR	2,024,675
12,278	L	Martin Marietta Materials, Inc.	1,628,063

			3,652,738

		Chemicals: 7.4%
69,081		Monsanto Co.	7,715,657

			7,715,657

		Commercial Services: 2.3%
24,487	L	Corporate Executive Board Co.	1,471,669
29,186	@	Monster Worldwide, Inc.	945,626

			2,417,295

		Computers: 7.2%
17,387	@	Apple, Inc.	3,444,017
35,733	@,@@,L	Research In Motion Ltd.	4,052,122

			7,496,139

		Distribution/Wholesale: 1.8%
470,000	@@	Li & Fung Ltd.	1,873,759

			1,873,759

		Diversified Financial Services: 6.0%
51,949		American Express Co.	2,702,387
3,263		CME Group, Inc.	2,238,418
10,857		Franklin Resources, Inc.	1,242,367

			6,183,172

		Environmental Control: 0.9%
15,009	@,L	Stericycle, Inc.	891,535

			891,535

		Healthcare — Products: 0.7%
10,785	@	Gen-Probe, Inc.	678,700

			678,700

		Holding Companies — Diversified: 1.4%
244,000	@@	China Merchants Holdings International Co., Ltd.	1,493,950

			1,493,950

		Insurance: 5.3%
593	@,L	Berkshire Hathaway, Inc. — Class B	2,808,448
53,319		Loews Corp.	2,684,078

			5,492,526

		Internet: 21.4%
60,741	@,L	Amazon.com, Inc.	5,627,046
4,736	@,@@,L	Baidu.com ADR	1,848,887
128,115	@	eBay, Inc.	4,252,137
11,027	@	Google, Inc. — Class A	7,624,950
175,000	@@	Tencent Holdings Ltd.	1,307,052
66,504	@	Yahoo!, Inc.	1,546,883

			22,206,955

		Iron/Steel: 1.0%
17,437		Nucor Corp.	1,032,619

			1,032,619

		Lodging: 3.4%
31,500	@,L	Wynn Resorts Ltd.	3,532,095

			3,532,095

		Oil & Gas: 6.5%
27,428	@	Southwestern Energy Co.	1,528,288
72,427	@	Ultra Petroleum Corp.	5,178,531

			6,706,819

		Real Estate: 4.5%
132,003	@@,L	Brookfield Asset Management, Inc.	4,708,547

			4,708,547

		Retail: 9.0%
24,183		Abercrombie & Fitch Co.	1,933,915
51,601	@	Coach, Inc.	1,577,959
22,619	L	Costco Wholesale Corp.	1,577,901
15,467	@,L	Sears Holding Corp.	1,578,407
128,971	@	Starbucks Corp.	2,640,036

			9,308,218

		Software: 3.0%
7,681		Mastercard, Inc.	1,652,951
16,938	@,L	VMware, Inc.	1,439,561

			3,092,512

		Telecommunications: 6.3%
48,561	@@	America Movil SA de CV ADR	2,981,160
17,519	@@,L	China Mobile Ltd. ADR	1,521,876
74,861	@	Cisco Systems, Inc.	2,026,487

			6,529,523

		Transportation: 3.2%
35,159		CH Robinson Worldwide, Inc.	1,902,805
31,062		Expeditors International Washington, Inc.	1,387,850

			3,290,655

		Water: 1.0%
11,351	@@	Veolia Environnement ADR	1,032,714

			1,032,714

		Total Common Stock (Cost $76,203,096)	101,764,505

See Accompanying Notes to Financial Statements

203

PORTFOLIO OF INVESTMENTS
ING Van Kampen Capital Growth Portfolio
as of December 31, 2007 (continued)

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 22.4%

		U.S. Government Agency Obligations: 3.0%
$3,056,000	Z	Federal Home Loan Bank, 3.050%, due 01/02/08	$3,055,482

		Total U.S. Government Agency Obligations (Cost $3,055,482)	3,055,482

		Securities Lending CollateralCC: 19.4%
20,134,396		Bank of New York Mellon Corp. Institutional Cash Reserves	20,134,396

		Total Securities Lending Collateral (Cost $20,134,396)	20,134,396

		Total Short-Term Investments (Cost $23,189,878)	23,189,878

	Total Investments in Securities
	(Cost $99,392,974)*	120.5%	$124,954,383
	Other Assets and Liabilities - Net	(20.5)	(21,268,010)

	Net Assets	100.0%	$103,686,373

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2007.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $99,621,916

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$29,467,304
Gross Unrealized Depreciation	(4,134,837)

Net Unrealized Appreciation	$25,332,467

See Accompanying Notes to Financial Statements

204

PORTFOLIO OF INVESTMENTS
ING Van Kampen Global Franchise Portfolio
as of December 31, 2007

Shares			Value

COMMON STOCK: 97.4%

		Finland: 3.6%
221,966		Kone OYJ	$15,497,001

			15,497,001

		France: 5.6%
52,872		Pernod-Ricard SA	12,201,907
132,022		Sanofi-Aventis	12,085,349

			24,287,256

		Ireland: 1.8%
1,310,779	L	C&C Group PLC	7,909,833

			7,909,833

		Japan: 2.5%
359,000		Kao Corp.	10,792,597

			10,792,597

		Netherlands: 8.5%
895,890	L	Reed Elsevier NV	17,779,273
569,013		Wolters Kluwer NV	18,717,956

			36,497,229

		Sweden: 4.5%
809,504		Swedish Match AB	19,272,797

			19,272,797

		Switzerland: 5.0%
26,540		Nestle SA	12,186,910
171,445		Novartis AG	9,375,870

			21,562,780

		United Kingdom: 39.3%
1,009,524		British American Tobacco PLC	39,465,441
1,678,731		Cadbury Schweppes PLC	20,525,664
503,192		Diageo PLC	10,801,143
1,318,964		Experian Group Ltd.	10,417,702
457,493		GlaxoSmithKline PLC	11,618,757
498,323		Imperial Tobacco Group PLC	26,952,753
361,306		Reckitt Benckiser PLC	20,995,519
435,013		Unilever PLC	16,315,098
994,429		WPP Group PLC	12,739,745

			169,831,822

		United States: 26.6%
276,316		Altria Group, Inc.	20,883,963
135,650	L	Brown-Forman Corp.	10,053,022
305,536	@,L	Career Education Corp.	7,681,175
155,144		Fortune Brands, Inc.	11,226,220
180,938	L	Harley-Davidson, Inc.	8,451,614
216,167		Kellogg Co.	11,333,636
137,561		Kimberly-Clark Corp.	9,538,480
170,406	L	Moody’s Corp.	6,083,494
505,678		Pfizer, Inc.	11,494,061
222,350		Scotts Miracle-Gro Co.	8,320,337
220,920		Weight Watchers International, Inc.	9,981,166

			115,047,168

		Total Common Stock (Cost $333,698,738)	420,698,483

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 10.5%

		U.S. Government Agency Obligations: 2.2%
$9,313,000	Z	Federal Home Loan Bank, 3.050%, due 01/02/08	$9,311,422

		Total U.S. Government Agency Obligations (Cost $9,311,422)	9,311,422

		Securities Lending CollateralCC: 8.3%
36,020,700		Bank of New York Mellon Corp. Institutional Cash Reserves	36,020,700

		Total Securities Lending Collateral (Cost $36,020,700)	36,020,700

		Total Short-Term Investments (Cost $45,332,122)	45,332,122

	Total Investments in Securities
	(Cost $379,030,860)*	107.9%	$466,030,605
	Other Assets and Liabilities - Net	(7.9)	(33,970,206)

	Net Assets	100.0%	$432,060,399

@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2007.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $379,149,677

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$105,273,438
Gross Unrealized Depreciation	(18,392,510)

Net Unrealized Appreciation	$86,880,928

Percentage of
Industry	Net Assets

Agriculture	24.7%
Beverages	9.5
Commercial Services	7.9
Cosmetics/Personal Care	2.5
Food	14.0
Household Products/Wares	11.6
Leisure Time	1.9
Machinery — Diversified	3.6
Media	11.4
Pharmaceuticals	10.3
Short-Term Investments	10.5
Other Assets and Liabilities — Net	(7.9)

Net Assets	100.0%

At December 31, 2007 the following forward currency contracts were outstanding for the ING Van Kampen Global Franchise Portfolio:

			In
		Settlement	Exchange		Unrealized
Currency	Buy/Sell	Date	For	Value	Appreciation
			USD

British Pound Sterling GBP 40,100,000	Sell	1/24/08	81,222,951	$79,766,083	$1,456,868

					$1,456,868

See Accompanying Notes to Financial Statements

205

PORTFOLIO OF INVESTMENTS
ING Van Kampen Growth and Income Portfolio
as of December 31, 2007

Shares			Value

COMMON STOCK: 96.6%

		Aerospace/Defense: 1.5%
239,710		Raytheon Co.	$14,550,397

			14,550,397

		Agriculture: 1.5%
190,680		Altria Group, Inc.	14,411,594

			14,411,594

		Auto Manufacturers: 0.5%
139,060	@@,L	Honda Motor Co., Ltd. ADR	4,608,448

			4,608,448

		Banks: 1.8%
196,923		Bank of America Corp.	8,125,043
136,126		PNC Financial Services Group, Inc.	8,936,672

			17,061,715

		Beverages: 1.9%
296,530		Coca-Cola Co.	18,198,046

			18,198,046

		Chemicals: 4.4%
403,040	@@,L	Bayer AG ADR	36,752,492
114,880		EI DuPont de Nemours & Co.	5,065,059

			41,817,551

		Computers: 1.3%
115,100	@	EMC Corp.	2,132,803
204,643	L	Hewlett-Packard Co.	10,330,379

			12,463,182

		Cosmetics/Personal Care: 1.8%
127,460		Estee Lauder Cos., Inc.	5,558,531
159,580		Procter & Gamble Co.	11,716,364

			17,274,895

		Diversified Financial Services: 8.4%
107,942		Bear Stearns Cos., Inc.	9,525,882
417,806		Charles Schwab Corp.	10,674,943
391,800		Citigroup, Inc.	11,534,592
315,750	L	Freddie Mac	10,757,603
643,988		JPMorgan Chase & Co.	28,110,076
52,478	L	Lehman Brothers Holdings, Inc.	3,434,160
114,774		Merrill Lynch & Co., Inc.	6,161,068

			80,198,324

		Electric: 5.9%
428,440		American Electric Power Co., Inc.	19,948,166
196,100	L	Entergy Corp.	23,437,872
175,450	L	FirstEnergy Corp.	12,692,053

			56,078,091

		Electronics: 0.5%
139,030	L	Applera Corp. — Applied Biosystems Group	4,715,898

			4,715,898

		Food: 5.3%
289,330	@@,L	Cadbury Schweppes PLC ADR	14,284,222
212,770		ConAgra Foods, Inc.	5,061,798
367,234		Kraft Foods, Inc.	11,982,845
525,160	@@,L	Unilever NV ADR	19,147,334

			50,476,199

		Healthcare — Products: 1.3%
475,620	@,L	Boston Scientific Corp.	5,531,461
157,127	@@,L	Covidien Ltd.	6,959,155

			12,490,616

		Home Furnishings: 0.3%
45,600	@@	Sony Corp. ADR	2,476,080

			2,476,080

		Household Products/Wares: 0.6%
75,500		Kimberly-Clark Corp.	5,235,170

			5,235,170

		Insurance: 7.8%
254,380	@@,L	Aegon NV ADR	4,459,281
290,340		Chubb Corp.	15,846,757
61,870		Cigna Corp.	3,324,275
114,130		Hartford Financial Services Group, Inc.	9,950,995
824,498		Marsh & McLennan Cos., Inc.	21,824,462
356,453		Travelers Cos., Inc.	19,177,171

			74,582,941

		Internet: 1.8%
335,360	@,L	Symantec Corp.	5,412,710
497,400	@,L	Yahoo!, Inc.	11,569,524

			16,982,234

		Media: 5.4%
329,859	@,L	Comcast Corp. — Class A	6,023,225
1,395,599	L	Time Warner, Inc.	23,041,339
516,080	@,L	Viacom — Class B	22,666,234

			51,730,798

		Mining: 1.5%
295,350		Newmont Mining Corp.	14,421,941

			14,421,941

		Miscellaneous Manufacturing: 5.4%
566,090		General Electric Co.	20,984,956
146,240	@@,L	Siemens AG ADR	23,012,326
194,287	@@,L	Tyco International Ltd.	7,703,480

			51,700,762

		Oil & Gas: 7.7%
190,250	L	ConocoPhillips	16,799,075
47,810		Devon Energy Corp.	4,250,787
135,830		ExxonMobil Corp.	12,725,913
48,400		Marathon Oil Corp.	2,945,624
213,100	L	Occidental Petroleum Corp.	16,406,569
241,700	@@,L	Royal Dutch Shell PLC ADR	20,351,140

			73,479,108

		Oil & Gas Services: 1.6%
155,450	L	Schlumberger Ltd.	15,291,617

			15,291,617

		Pharmaceuticals: 13.8%
465,100		Abbott Laboratories	26,115,365
732,030		Bristol-Myers Squibb Co.	19,413,436
300,010		Eli Lilly & Co.	16,017,534
174,830	@@	Novartis AG ADR	9,495,017
165,180		Pfizer, Inc.	3,754,541
139,040	@@	Roche Holding Ltd. ADR	12,010,873
1,043,160		Schering-Plough Corp.	27,789,783
374,190		Wyeth	16,535,456

			131,132,005

		Pipelines: 0.7%
184,700		Williams Cos., Inc.	6,608,566

			6,608,566

See Accompanying Notes to Financial Statements

206

PORTFOLIO OF INVESTMENTS
ING Van Kampen Growth and Income Portfolio
as of December 31, 2007 (continued)

Shares			Value

		Retail: 5.2%
162,940	L	Home Depot, Inc.	$4,389,604
85,120		McDonald’s Corp.	5,014,419
295,313	@	Office Depot, Inc.	4,107,804
702,180	@,L	Rite Aid Corp.	1,959,082
217,800	@	Starbucks Corp.	4,458,366
630,400	L	Wal-Mart Stores, Inc.	29,962,912

			49,892,187

		Semiconductors: 1.8%
494,936		Intel Corp.	13,194,994
538,210	@,L	Micron Technology, Inc.	3,902,023

			17,097,017

		Software: 0.3%
116,600	@	Oracle Corp.	2,632,828

			2,632,828

		Telecommunications: 6.6%
1,415,170	@@,L	Alcatel SA ADR	10,359,044
206,460	@	Cisco Systems, Inc.	5,588,872
102,526		Embarq Corp.	5,078,113
296,740	@@	France Telecom SA ADR	10,572,846
294,340		Sprint Nextel Corp.	3,864,684
638,464		Verizon Communications, Inc.	27,894,492

			63,358,051

		Total Common Stock (Cost $774,712,436)	920,966,261

EXCHANGE-TRADED FUNDS: 0.9%

		Exchange-Traded Funds: 0.9%
650,020	@@,L	iShares MSCI Japan Index Fund	8,638,766

		Total Exchange-Traded Funds (Cost $9,482,974)	8,638,766

		Total Long-Term Investments (Cost $784,195,410)	929,605,027

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 12.0%

		U.S. Government Agency Obligations: 2.3%
$22,315,000	Z	Federal Home Loan Bank, 3.050%, due 01/02/08	$22,310,971

		Total U.S. Government Agency Obligations (Cost $22,310,971)	22,310,971

		Securities Lending CollateralCC: 9.7%
92,352,968		Bank of New York Mellon Corp. Institutional Cash Reserves	92,352,968

		Total Securities Lending Collateral (Cost $92,352,968)	92,352,968

		Total Short-Term Investments (Cost $114,663,939)	114,663,939

	Total Investments in Securities
	(Cost $898,859,349)*	109.5%	$1,044,268,966
	Other Assets and Liabilities - Net	(9.5)	(90,539,688)

	Net Assets	100.0%	$953,729,278

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2007.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $902,537,137

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$195,853,166
Gross Unrealized Depreciation	(54,121,337)

Net Unrealized Appreciation	$141,731,829

See Accompanying Notes to Financial Statements

207

PORTFOLIO OF INVESTMENTS
ING Van Kampen Real Estate Portfolio
as of December 31, 2007

Shares			Value

COMMON STOCK: 14.0%

		Healthcare — Services: 0.6%
807,138	@,L	Assisted Living Concepts, Inc.	$6,053,535

			6,053,535

		Lodging: 6.2%
639,670	@@	Millennium & Copthorne Hotels PLC	5,201,553
544,955	@,L	Morgans Hotel Group Co.	10,506,732
1,067,645		Starwood Hotels & Resorts Worldwide, Inc.	47,008,409

			62,716,694

		Real Estate: 7.2%
2,693,203	@@,L	Brookfield Properties Co. (U.S. Denominated Security)	51,844,158
469,880	L	Forest City Enterprises, Inc.	20,881,467

			72,725,625

		Total Common Stock (Cost $137,453,087)	141,495,854

REAL ESTATE INVESTMENT TRUSTS: 79.6%

		Apartments: 18.7%
27,860	L	American Campus Communities, Inc.	748,041
4,080		Apartment Investment & Management Co.	141,698
508,988		AvalonBay Communities, Inc.	47,916,130
283,260	L	BRE Properties, Inc.	11,480,528
255,073		Camden Property Trust	12,281,765
1,961,655		Equity Residential	71,541,558
180,606		Essex Property Trust, Inc.	17,607,279
500,292	L	GMH Communities Trust	2,761,612
29,390		Mid-America Apartment Communities, Inc.	1,256,423
649,778		Post Properties, Inc.	22,820,203
58,910	L	UDR, Inc.	1,169,364

			189,724,601

		Diversified: 7.7%
792,245	L	Duke Realty Corp.	20,661,750
756,241		Liberty Property Trust	21,787,303
42,340		PS Business Parks, Inc.	2,224,967
376,350		Vornado Realty Trust	33,099,983

			77,774,003

		Health Care: 2.7%
728,144	L	Healthcare Realty Trust, Inc.	18,487,576
344,245		Senior Housing Properties Trust	7,807,477
31,380	L	Ventas, Inc.	1,419,945

			27,714,998

		Hotels: 8.8%
313,410		DiamondRock Hospitality Co.	4,694,882
529,221		Hersha Hospitality Trust	5,027,600
3,466,986		Host Hotels & Resorts, Inc.	59,077,440
1,247,286		Strategic Hotel Capital, Inc.	20,867,095

			89,667,017

		Manufactured Homes: 1.6%
350,331		Equity Lifestyle Properties, Inc.	15,999,617

			15,999,617

		Office Property: 11.6%
624,726		Boston Properties, Inc.	57,356,094
869,813		Brandywine Realty Trust	15,595,747
28,310		Douglas Emmett, Inc.	640,089
55,723		Kilroy Realty Corp.	3,062,536
876,498		Mack-Cali Realty Corp.	29,800,932
32,262	L	Parkway Properties, Inc.	1,193,049
111,562		SL Green Realty Corp.	10,426,585

			118,075,032

		Regional Malls: 13.5%
313,106	L	General Growth Properties, Inc.	12,893,705
473,870	L	Macerich Co.	33,673,202
999,511	L	Simon Property Group, Inc.	86,817,525
75,598		Taubman Centers, Inc.	3,718,666

			137,103,098

		Shopping Centers: 6.5%
201,040		Acadia Realty Trust	5,148,634
166,405	L	Cedar Shopping Centers, Inc.	1,702,323
157,470	L	Developers Diversified Realty Corp.	6,029,526
11,751	L	Equity One, Inc.	270,626
202,069		Federal Realty Investment Trust	16,599,968
2,065		Kimco Realty Corp.	75,166
143,495		Ramco-Gershenson Properties	3,066,488
501,333	L	Regency Centers Corp.	32,330,965
9,840	L	Weingarten Realty Investors	309,370

			65,533,066

		Storage: 3.9%
428,292	L	Public Storage, Inc.	31,440,916
183,659		Sovran Self Storage, Inc.	7,364,726
66,000		U-Store-It Trust	604,560

			39,410,202

		Warehouse/Industrial: 4.6%
310,750		AMB Property Corp.	17,886,770
293,740	L	DCT Industrial Trust, Inc.	2,734,719
45,860	L	EastGroup Properties, Inc.	1,919,241
373,959	L	Prologis	23,701,521

			46,242,251

		Total Real Estate Investment Trusts (Cost $805,034,490)	807,243,885

PREFERRED STOCK: 0.0%

		Regional Malls: 0.0%
7,305		Simon Property Group LP, 6.000%, due 12/31/49	522,600

		Total Preferred Stock (Cost $391,183)	522,600

		Total Long-Term Investments (Cost $942,878,760)	949,262,339

See Accompanying Notes to Financial Statements

208

PORTFOLIO OF INVESTMENTS
ING Van Kampen Real Estate Portfolio
as of December 31, 2007 (continued)

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 10.3%

		U.S. Government Agency Obligations: 3.9%
$39,488,000	Z	Federal Home Loan Bank, 3.050%, due 01/02/08	$39,481,309

		Total U.S. Government Agency Obligations (Cost $39,481,309)	39,481,309

		Securities Lending CollateralCC: 6.4%
64,381,021		Bank of New York Mellon Corp. Institutional Cash Reserves	64,381,021

		Total Securities Lending Collateral (Cost $64,381,021)	64,381,021

		Total Short-Term Investments (Cost $103,862,330)	103,862,330

	Total Investments in Securities
	(Cost $1,046,741,090)*	103.9%	$1,053,124,669
	Other Assets and Liabilities - Net	(3.9)	(39,255,841)

	Net Assets	100.0%	$1,013,868,828

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2007.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $1,046,888,130

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$102,000,783
Gross Unrealized Depreciation	(95,764,244)

Net Unrealized Appreciation	$6,236,539

See Accompanying Notes to Financial Statements

209

PORTFOLIO OF INVESTMENTS
ING Wells Fargo Disciplined Value Portfolio
as of December 31, 2007

Shares			Value

COMMON STOCK: 96.4%

		Airlines: 0.2%
37,600	@,L	US Airways Group, Inc. — NEW	$553,096

			553,096

		Banks: 9.4%
61,328	L	Associated Banc-Corp.	1,661,376
9,434		Bank of New York Mellon Corp.	460,002
68,900		BB&T Corp.	2,113,163
57,400		Fifth Third Bancorp.	1,442,462
31,276	L	First Financial Bancorp.	356,546
24,100		M&T Bank Corp.	1,965,837
133,700		Marshall & Ilsley Corp.	3,540,376
38,800	@@,L	Popular, Inc.	411,280
23,100		South Financial Group, Inc.	361,053
77,100		Synovus Financial Corp.	1,856,568
38,300		Webster Financial Corp.	1,224,451
135,000		Wilmington Trust Corp.	4,752,000
15,100	L	Zions Bancorp.	705,019

			20,850,133

		Beverages: 2.6%
220,800		Coca-Cola Enterprises, Inc.	5,747,424

			5,747,424

		Biotechnology: 0.0%
1,300	@,L	PDL BioPharma, Inc.	22,776

			22,776

		Chemicals: 0.2%
19,400		Hercules, Inc.	375,390

			375,390

		Commercial Services: 3.1%
15,100	@,L	Apollo Group, Inc. — Class A	1,059,265
10,500	@,L	BearingPoint, Inc.	29,715
195,700	@,L	Corinthian Colleges, Inc.	3,013,780
86,900	@,L	Monster Worldwide, Inc.	2,815,560

			6,918,320

		Computers: 1.1%
114,400		Electronic Data Systems Corp.	2,371,512

			2,371,512

		Diversified Financial Services: 1.6%
86,600		Fannie Mae	3,462,268
2,000	L	Janus Capital Group, Inc.	65,700
1,500		Waddell & Reed Financial, Inc.	54,135

			3,582,103

		Electric: 0.3%
27,600	L	PNM Resources, Inc.	592,020

			592,020

		Electrical Components & Equipment: 3.8%
326,100		Molex, Inc.	8,566,647

			8,566,647

		Electronics: 2.0%
206,100	L	Jabil Circuit, Inc.	3,147,147
48,300		PerkinElmer, Inc.	1,256,766

			4,403,913

		Environmental Control: 5.4%
52,800		Nalco Holding Co.	1,276,704
327,000		Waste Management, Inc.	10,683,090

			11,959,794

		Food: 25.3%
300,000		ConAgra Foods, Inc.	7,137,000
1,142,000		Del Monte Foods Co.	10,803,320
177,400	L	Hershey Co.	6,989,560
379,000		Kroger Co.	10,123,090
180,500	L	Sara Lee Corp.	2,898,830
773		Supervalu, Inc.	29,003
299,500	L	Tootsie Roll Industries, Inc.	8,212,290
171,100		WM Wrigley Jr. Co.	10,017,905

			56,210,998

		Gas: 3.0%
357,600		NiSource, Inc.	6,755,064

			6,755,064

		Healthcare — Products: 2.8%
94,600	@	Zimmer Holdings, Inc.	6,257,790

			6,257,790

		Healthcare — Services: 1.4%
59,000		Quest Diagnostics	3,121,100

			3,121,100

		Housewares: 0.0%
300	L	Newell Rubbermaid, Inc.	7,764

			7,764

		Insurance: 7.1%
321,600		Marsh & McLennan Cos., Inc.	8,512,752
363,600	L	Progressive Corp.	6,966,576
4,300		Safeco Corp.	239,424

			15,718,752

		Internet: 3.0%
1,100	@,L	eBay, Inc.	36,509
167,200	@,L	IAC/InterActiveCorp.	4,501,024
92,600	@,L	Yahoo!, Inc.	2,153,876

			6,691,409

		Media: 0.0%
10,000	@,L	Gemstar-TV Guide International, Inc.	47,600

			47,600

		Mining: 1.9%
296,400	@@	Gold Fields Ltd. ADR	4,208,880
3,800	@,@@, L	Harmony Gold Mining Co., Ltd. ADR	39,178

			4,248,058

		Miscellaneous Manufacturing: 3.1%
173,200	@@	Tyco International Ltd.	6,867,380

			6,867,380

		Oil & Gas Services: 0.0%
2,000	@,L	FMC Technologies, Inc.	113,400

			113,400

		Packaging & Containers: 0.5%
45,800	L	Sealed Air Corp.	1,059,812

			1,059,812

		Pharmaceuticals: 1.3%
65,600	@	Hospira, Inc.	2,797,184

			2,797,184

		Semiconductors: 8.8%
248,200	L	Applied Materials, Inc.	4,408,032
12,900		KLA-Tencor Corp.	621,264

See Accompanying Notes to Financial Statements

210

PORTFOLIO OF INVESTMENTS
ING Wells Fargo Disciplined Value Portfolio
as of December 31, 2007 (continued)

Shares			Value

		Semiconductors (continued)
288,800		Maxim Integrated Products	$7,647,424
311,800	L	Xilinx, Inc.	6,819,066

			19,495,786

		Software: 6.3%
176,500		CA, Inc.	4,403,675
145,400	@,L	Electronic Arts, Inc.	8,492,814
44,566	@,L	Metavante Technologies, inc.	1,039,279
3,300	@,L	Take-Two Interactive Software, Inc.	60,885

			13,996,653

		Telecommunications: 2.2%
2,200	L	IDT Corp.	18,590
141,600		Motorola, Inc.	2,271,264
168,590	@,@@	Nortel Networks Corp.	2,544,023

			4,833,877

		Total Common Stock (Cost $221,124,348)	214,165,755

REAL ESTATE INVESTMENT TRUSTS: 0.8%

		Apartments: 0.8%
52,500		Apartment Investment & Management Co.	1,823,325

		Total Real Estate Investment Trusts (Cost $2,210,912)	1,823,325

		Total Long-Term Investments (Cost $223,335,260)	215,989,080

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 20.9%

		U.S. Government Agency Obligations: 2.7%
$6,001,000	Z	Federal Home Loan Bank, 3.050%, due 01/02/08	$5,999,983

		Total U.S. Government Agency Obligations (Cost $5,999,983)	5,999,983

		Securities Lending CollateralCC: 18.2%
40,444,962		Bank of New York Mellon Corp. Institutional Cash Reserves	40,444,962

		Total Securities Lending Collateral (Cost $40,444,962)	40,444,962

		Total Short-Term Investments (Cost $46,444,945)	46,444,945

	Total Investments in Securities
	(Cost $269,780,205)*	118.1%	$262,434,025
	Other Assets and Liabilities - Net	(18.1)	(40,167,931)

	Net Assets	100.0%	$222,266,094

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2007.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $269,804,375

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$12,140,762
Gross Unrealized Depreciation	(19,511,112)

Net Unrealized Depreciation	$(7,370,350)

See Accompanying Notes to Financial Statements

211

PORTFOLIO OF INVESTMENTS
ING Wells Fargo Small Cap Disciplined Portfolio
as of December 31, 2007

Shares			Value

COMMON STOCK: 92.1%

		Aerospace/Defense: 1.7%
78,126	@	Herley Industries, Inc.	$1,074,233
61,500	@	Spirit Aerosystems Holdings, Inc.	2,121,750

			3,195,983

		Agriculture: 0.1%
4,000	@,L	Tejon Ranch Co.	163,400

			163,400

		Airlines: 1.7%
63,100	@,L	Delta Airlines, Inc.	939,559
155,500	@,L	US Airways Group, Inc. — NEW	2,287,405

			3,226,964

		Apparel: 0.6%
76,900	@,L	Heelys, Inc.	535,224
29,800	@,L	Timberland Co.	538,784

			1,074,008

		Banks: 9.2%
16,800	L	Amcore Financial, Inc.	381,360
17,600	L	Boston Private Financial Holdings, Inc.	476,608
8,700	L	Central Pacific Financial Corp.	160,602
16,000	L	Community Trust Bancorp., Inc.	440,480
58,116	L	First Commonwealth Financial Corp.	618,935
8,600	L	First Community Bancorp., Inc.	354,664
30,300	L	First Financial Bancorp.	345,420
13,800		First Midwest Bancorp., Inc.	422,280
24,500		FirstMerit Corp.	490,245
20,800	L	Frontier Financial Corp.	386,256
20,600	L	International Bancshares Corp.	431,364
125,000		Marshall & Ilsley Corp.	3,310,000
69,731	L	National Penn Bancshares, Inc.	1,055,727
46,500	L	Old National Bancorp.	695,640
18,900	L	Pacific Capital Bancorp.	380,457
18,800	L	Provident Bankshares Corp.	402,132
61,100	L	South Financial Group, Inc.	954,993
52,800		Sterling Financial Corp.	886,512
63,400	L	Susquehanna Bancshares, Inc.	1,169,096
11,400		UMB Financial Corp.	437,304
88,950	L	Umpqua Holdings Corp.	1,364,493
18,700	L	United Community Banks, Inc.	295,460
16,500	L	Valley National Bancorp.	314,490
21,500		Webster Financial Corp.	687,355
23,100		Wilmington Trust Corp.	813,120

			17,274,993

		Beverages: 2.2%
155,000		Coca-Cola Enterprises, Inc.	4,034,650
16,600	@	Vermont Pure Holdings Ltd.	27,058

			4,061,708

		Biotechnology: 3.3%
59,900	@,L	Millipore Corp.	4,383,482
105,800	@,L	PDL BioPharma, Inc.	1,853,616

			6,237,098

		Building Materials: 0.4%
16,800	@	Armstrong World Industries, Inc.	673,848
9,300		Comfort Systems USA, Inc.	118,854

			792,702

		Chemicals: 1.9%
149,500		Hercules, Inc.	2,892,825
99,500	@,L	Symyx Technologies	764,160

			3,656,985

		Commercial Services: 10.1%
351,800	@	Convergys Corp.	5,790,628
161,300	@,L	Corinthian Colleges, Inc.	2,484,020
120,700	@,L	CRA International, Inc.	5,746,527
25,100	L	H&R Block, Inc.	466,107
888,000	@	Hooper Holmes, Inc.	1,527,360
58,000	@,L	Monster Worldwide, Inc.	1,879,200
75,000	@,L	Navigant Consulting, Inc.	1,025,250

			18,919,092

		Computers: 3.4%
93,700		Electronic Data Systems Corp.	1,942,401
557,300	@	InFocus Corp.	1,014,286
212,169	@,L	Mercury Computer Systems, Inc.	3,418,043

			6,374,730

		Diversified Financial Services: 2.0%
311,136	@,L	Asset Acceptance Capital Corp.	3,238,926
29,900		Discover Financial Services	450,892

			3,689,818

		Electric: 1.1%
200	L	Idacorp, Inc.	7,044
93,700		PNM Resources, Inc.	2,009,865

			2,016,909

		Electrical Components & Equipment: 3.0%
214,900		Molex, Inc.	5,645,423

			5,645,423

		Electronics: 4.0%
176,400		Jabil Circuit, Inc.	2,693,628
115,100	@,L	Newport Corp.	1,472,129
127,700		PerkinElmer, Inc.	3,322,754
100	@	Planar Systems, Inc.	640

			7,489,151

		Energy — Alternate Sources: 0.1%
236,900	@,L	Syntroleum Corp.	198,996

			198,996

		Entertainment: 0.2%
47,500	@,L	Lakes Entertainment, Inc.	329,175

			329,175

		Environmental Control: 1.4%
49,186	@,L	Clean Harbors, Inc.	2,542,916

			2,542,916

		Food: 13.8%
563,200		Del Monte Foods Co.	5,327,872
92,300	L	Hershey Co.	3,636,620
315,100	L	Tootsie Roll Industries, Inc.	8,640,042
133,000	@,L	United Natural Foods, Inc.	4,218,760
235,100	@,L	Winn-Dixie Stores, Inc.	3,966,137

			25,789,431

		Forest Products & Paper: 0.8%
115,400	@	Buckeye Technologies, Inc.	1,442,500

			1,442,500

		Gas: 2.6%
255,300		NiSource, Inc.	4,822,617

			4,822,617

		Healthcare — Products: 1.9%
68,800		Vital Signs, Inc.	3,517,056

			3,517,056

See Accompanying Notes to Financial Statements

212

PORTFOLIO OF INVESTMENTS
ING Wells Fargo Small Cap Disciplined Portfolio
as of December 31, 2007 (continued)

Shares			Value

		Insurance: 0.2%
104,400	@	Crawford & Co.	$365,400

			365,400

		Internet: 0.0%
7,200	@	Bluefly, Inc.	5,328

			5,328

		Leisure Time: 0.4%
150,400	L	Nautilus, Inc.	729,440

			729,440

		Lodging: 1.8%
120,000	L	Ameristar Casinos, Inc.	3,304,800
9,200	@,L	MTR Gaming Group, Inc.	62,468

			3,367,268

		Machinery — Diversified: 1.9%
170,900	@,L	Intermec, Inc.	3,470,979
200		Tennant Co.	8,858

			3,479,837

		Media: 2.6%
525,500	@,L	Playboy Enterprises, Inc.	4,792,560
35,514	@,L	WPT Enterprises, Inc.	60,729

			4,853,289

		Metal Fabricate/Hardware: 0.0%
700		Valmont Industries, Inc.	62,384

			62,384

		Mining: 0.9%
124,300	@@	Gold Fields Ltd. ADR	1,765,060
100	@@,L	GoldCorp, Inc.	3,393

			1,768,453

		Miscellaneous Manufacturing: 1.3%
213,400	L	Federal Signal Corp.	2,394,348
10,500	@	Lydall, Inc.	110,460

			2,504,808

		Packaging & Containers: 0.5%
39,800		Sealed Air Corp.	920,972

			920,972

		Pharmaceuticals: 0.3%
44,000	@,L	Noven Pharmaceuticals, Inc.	610,720
1,400	@,L	Trimeris, Inc.	9,772

			620,492

		Retail: 1.2%
68,900	@,L	CEC Entertainment, Inc.	1,788,644
31,600	@	Office Depot, Inc.	439,556
9,100	@	Rubio’s Restaurants, Inc.	75,075

			2,303,275

		Savings & Loans: 1.1%
34,000	L	Anchor Bancorp. Wisconsin, Inc.	799,680
73,090	L	People’s United Financial, Inc.	1,301,002

			2,100,682

		Semiconductors: 8.9%
50,200	@,L	Actel Corp.	685,732
2,700	@	Advanced Analogic Technologies, Inc.	30,456
483,000	@,L	Entegris, Inc.	4,168,290
52,800	@,L	Exar Corp.	420,816
204,900		Maxim Integrated Products	5,425,752
291,409	@,L	Ultratech, Inc.	3,304,578
120,900		Xilinx, Inc.	2,644,083

			16,679,707

		Software: 1.6%
128,500		Acxiom Corp.	1,507,305
24,300		Fair Isaac Corp.	781,245
251,800	@,L	Midway Games, Inc.	694,968
4,700	@,L	Take-Two Interactive Software, Inc.	86,715

			3,070,233

		Telecommunications: 2.0%
378,500	@,L	Mastec, Inc.	3,849,345

			3,849,345

		Toys/Games/Hobbies: 1.9%
527,200	@,L	Leapfrog Enterprises, Inc.	3,548,056

			3,548,056

		Total Common Stock (Cost $189,851,472)	172,690,624

REAL ESTATE INVESTMENT TRUSTS: 0.8%

		Apartments: 0.8%
43,000		Apartment Investment & Management Co.	1,493,390

		Total Real Estate Investment Trusts (Cost $1,761,512)	1,493,390

		Total Long-Term Investments (Cost $191,612,984)	174,184,014

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 34.7%

		U.S. Government Agency Obligations: 7.2%
$13,451,000	Z	Federal Home Loan Bank, 3.050%, due 01/02/08	$13,448,721

		Total U.S. Government Agency Obligations (Cost $13,448,721)	13,448,721

		Securities Lending CollateralCC: 27.5%
51,497,610		Bank of New York Mellon Corp. Institutional Cash Reserves	51,497,610

		Total Securities Lending Collateral (Cost $51,497,610)	51,497,610

		Total Short-Term Investments (Cost $64,946,331)	64,946,331

	Total Investments in Securities
	(Cost $256,559,315)*	127.6%	$239,130,345
	Other Assets and Liabilities - Net	(27.6)	(51,735,549)

	Net Assets	100.0%	$187,394,796

See Accompanying Notes to Financial Statements

213

PORTFOLIO OF INVESTMENTS
ING Wells Fargo Small Cap Disciplined Portfolio
as of December 31, 2007 (continued)

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2007.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $256,575,793

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$6,565,923
Gross Unrealized Depreciation	(24,011,371)

Net Unrealized Depreciation	$(17,445,448)

See Accompanying Notes to Financial Statements

214

SHAREHOLDER MEETING INFORMATION (Unaudited)

A special meeting of shareholders of ING Investors Trust was held February 1, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1	To approve a new sub-advisory agreement for the Portfolio between Directed Services, Inc. (“DSI”), the Portfolios’ investment adviser, and BlackRock Investment Management, LLC (“BRIM”), under which BRIM would serve as sub-adviser to the Portfolios, with no change in the investment adviser, the portfolio management team or the overall management fee paid by the Portfolios to DSI.

2	To approve a “Manager-of Managers” arrangement for the Portfolios to permit DSI, in its capacity as the Portfolio’s investment adviser, subject to prior approval by the Portfolios’ Board of Trustees, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining approval of the Portfolios’ shareholders.

Results:

			Shares
			Voted
		Shares	Against			Total
		Voted	or	Shares	Broker	Shares
	Proposal*	For	Withheld	Abstained	Non-Vote	Voted

ING BlackRock Large Cap Growth Portfolio	1	11,533,911	737,365	637,526	—	12,908,802
ING BlackRock Large Cap Growth Portfolio	2	10,919,389	1,205,877	783,536	—	12,908,802
ING BlackRock Large Cap Value Portfolio	1	7,969,793	301,408	368,630	—	8,639,831
ING BlackRock Large Cap Value Portfolio	2	7,517,429	664,957	457,445	—	8,639,831

*	All proposals passed at this meeting.

A special meeting of shareholders of ING Investors Trust was held October 25, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1	To approve the election of eleven nominees to the Boards of Trustees of the Portfolios.

2	To approve a “Manager-of Managers” arrangement for the Portfolios to permit the Portfolios’ investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining approval of the Portfolios’ shareholders.

3	To approve the conversion of certain Portfolios’ investment objectives from fundamental to non-fundamental.

Results:

			Shares
			Voted
		Shares	Against			Total
		Voted	or	Shares	Broker	Shares
	Proposal*	For	Withheld	Abstained	Non-Vote	Voted

Colleen D. Baldwin	1	3,787,478,530	84,389,869	—	—	3,871,868,399
John V. Boyer	1	3,778,369,963	93,498,436	—	—	3,871,868,399
Patricia W. Chadwick	1	3,786,456,414	85,411,985	—	—	3,871,868,399
Robert W. Crispin	1	3,787,220,602	84,647,797	—	—	3,871,868,399
Peter S. Drotch	1	3,785,189,094	86,679,305	—	—	3,871,868,399
J. Michael Earley	1	3,779,873,613	91,994,786	—	—	3,871,868,399
Patrick W. Kenny	1	3,787,313,841	84,554,558	—	—	3,871,868,399

215

SHAREHOLDER MEETING INFORMATION (Unaudited) (continued)

			Shares
			Voted
		Shares	Against			Total
		Voted	or	Shares	Broker	Shares
	Proposal*	For	Withheld	Abstained	Non-Vote	Voted

Shaun P. Mathews	1	3,786,797,907	85,070,492	—	—	3,871,868,399
Sheryl K. Pressler	1	3,774,846,875	97,021,524	—	—	3,871,868,399
David W.C. Putnam	1	3,782,608,307	89,260,092	—	—	3,871,868,399
Roger B. Vincent	1	3,783,140,542	88,727,857	—	—	3,871,868,399
ING BlackRock Large Cap Growth Portfolio	3	27,773,230	625,457	388,550	—	28,787,237
ING BlackRock Large Cap Value Portfolio	3	11,780,509	345,613	465,636	—	12,591,758
ING Capital Guardian U.S. Equities Portfolio	3	42,528,037	2,399,313	836,379	—	45,763,729
ING FMRsm Diversified Mid Cap Portfolio	2	78,627,971	4,039,335	1,293,567	—	83,960,873
ING FMRsm Diversified Mid Cap Portfolio	3	78,394,672	3,843,776	1,722,426	—	83,960,874
ING FMRsm Large Cap Growth Portfolio	2	49,578,185	3,879,445	761,060	—	54,218,690
ING FMRsm Mid Cap Growth Portfolio	3	35,400,820	2,202,692	1,333,441	—	38,936,953
ING Franklin Income Portfolio	2	27,442,088	3,095,420	613,835	—	31,151,343
ING Lord Abbett Affiliated Portfolio	2	11,655,153	836,369	417,893	—	12,909,415
ING T. Rowe Price Capital Appreciation Portfolio	3	115,369,849	7,037,874	3,865,184	—	126,272,907
ING T. Rowe Price Equity Income Portfolio	2	79,336,533	3,352,017	1,711,470	—	84,400,020
ING T. Rowe Price Equity Income Portfolio	3	79,285,736	3,581,750	1,532,534	—	84,400,020
ING Templeton Global Growth Portfolio	3	34,281,860	2,234,148	616,864	—	37,132,872
ING UBS U.S. Allocation Portfolio	2	10,047,049	245,324	41,438	—	10,333,811
ING UBS U.S. Allocation Portfolio	3	10,105,221	219,011	9,579	—	10,333,811
ING Van Kampen Capital Growth Portfolio	2	7,506,323	478,340	147,331	—	8,131,994
ING Van Kampen Capital Growth Portfolio	3	7,816,954	182,327	132,714	—	8,131,995
ING Van Kampen Global Franchise Portfolio	3	24,930,294	1,237,353	289,110	—	26,456,757
ING Van Kampen Growth and Income Portfolio	2	33,796,419	2,481,098	996,236	—	37,273,753
ING Van Kampen Growth and Income Portfolio	3	33,502,775	2,091,085	1,679,892	—	37,273,752
ING Van Kampen Real Estate Portfolio	3	30,590,851	1,647,437	768,505	—	33,006,793
ING Wells Fargo Disciplined Value Portfolio	3	12,639,659	1,029,602	716,918	—	14,386,179
ING Wells Fargo Small Cap Disciplined Portfolio	2	13,812,139	996,172	—	—	14,808,311

*	All proposals passed at this meeting.

216

TAX INFORMATION (Unaudited)

Dividends paid during the year ended December 31, 2007 were as follows:

Fund Name	Type	Per Share Amount

ING AllianceBernstein Mid Cap Growth Portfolio
Class ADV	NII	$0.0153
Class I	NII	$0.0376
Class S	NII	$—
Class S2	NII	$—
All Classes	STCG	$0.7792
All Classes	LTCG	$0.4107
ING BlackRock Inflation Protected Bond Portfolio
Class ADV	NII	$0.3382
Class I	NII	$0.3601
Class S	NII	$0.3162
ING BlackRock Large Cap Value Portfolio
Class ADV	NII	$0.0167
Class I	NII	$0.0808
Class S	NII	$0.0523
Class S2	NII	$0.0326
All Classes	STCG	$0.1081
All Classes	LTCG	$0.3342
ING Capital Guardian U.S. Equities Portfolio
Class ADV	NII	$0.1053
Class I	NII	$0.1053
Class S	NII	$0.0705
Class S2	NII	$0.0451
All Classes	STCG	$0.1345
All Classes	LTCG	$0.9822
ING FMRSM Diversified MidCap Portfolio
Class ADV	NII	$0.0096
Class I	NII	$0.0391
Class S	NII	$0.0179
Class S2	NII	$0.0007
All Classes	LTCG	$0.0605
ING FMRSM Large Cap Growth Portfolio
Class ADV	NII	$0.0058
Class I	NII	$0.0250
Class S	NII	$0.0044
Class S2	NII	$—
ING Franklin Income Portfolio
Class ADV	NII	$0.1264
Class I	NII	$0.1263
Class S	NII	$0.1207
Class S2	NII	$0.1193
All Classes	STCG	$0.0161
ING Franklin Mutual Shares Portfolio
Class ADV	NII	$—
Class I	NII	$0.0077
Class S	NII	$—
All Classes	STCG	$0.0033
ING Lord Abbett Affiliated Portfolio
Class ADV	NII	$0.1897
Class I	NII	$0.2510
Class S	NII	$0.2154
Class S2	NII	$0.2074
All Classes	STCG	$0.2636
All Classes	LTCG	$0.0490
ING T. Rowe Price Capital Appreciation Portfolio
Class ADV	NII	$0.4585
Class I	NII	$0.5559
Class S	NII	$0.4973
Class S2	NII	$0.4593
All Classes	STCG	$0.0980
All Classes	LTCG	$2.6061
ING T. Rowe Price Equity Income Portfolio
Class ADV	NII	$0.1634
Class I	NII	$0.2511
Class S	NII	$0.2152
Class S2	NII	$0.2055
All Classes	STCG	$0.0511
All Classes	LTCG	$0.5197
ING Templeton Global Growth Portfolio
Class ADV	NII	$0.1792
Class I	NII	$0.1792
Class S	NII	$0.1481
Class S2	NII	$0.1295
All Classes	STCG	$0.2477
All Classes	LTCG	$0.0795
ING UBS U.S. Allocation Portfolio
Class ADV	NII	$0.2071
Class I	NII	$0.2560
Class S	NII	$0.2239
Class S2	NII	$0.2109
All Classes	STCG	$0.0508
All Classes	LTCG	$0.8014
ING Van Kampen Capital Growth Portfolio
All Classes	STCG	$0.0159
All Classes	LTCG	$0.4221
ING Van Kampen Global Franchise Portfolio
All Classes	LTCG	$0.4938
ING Van Kampen Growth and Income Portfolio
Class ADV	NII	$0.3511
Class I	NII	$0.4998
Class S	NII	$0.4296
Class S2	NII	$0.3919
All Classes	STCG	$0.1470
All Classes	LTCG	$1.7184
ING Van Kampen Real Estate Portfolio
Class ADV	NII	$0.4544
Class I	NII	$0.5118
Class S	NII	$0.4166
Class S2	NII	$0.3731
All Classes	STCG	$0.4785
All Classes	LTCG	$3.3894
ING Wells Fargo Disciplined Value Portfolio
Class ADV	NII	$0.2304
Class I	NII	$0.2313
Class S	NII	$0.1832
Class S2	NII	$0.1660

NII — Net investment income
STCG — Short-term capital gain
LTCG — Long-term capital gain

217

Of the ordinary distributions made during the year ended December 31, 2007, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING AllianceBernstein Mid Cap Growth Portfolio	8.45%
ING BlackRock Large Cap Value Portfolio	81.57%
ING Capital Guardian U.S. Equities Portfolio	83.84%
ING FMRSM Diversified MidCap Portfolio	99.96%
ING FMRSM Large Cap Growth Portfolio	99.59%
ING Franklin Income Portfolio	17.94%
ING Franklin Mutual Shares Portfolio	100.00%
ING Lord Abbett Affiliated Portfolio	63.47%
ING T. Rowe Price Capital Appreciation Portfolio	60.45%
ING T. Rowe Price Equity Income Portfolio	100.00%
ING Templeton Global Growth Portfolio	17.61%
ING UBS U.S. Allocation Portfolio	49.02%
ING Van Kampen Capital Growth Portfolio	96.84%
ING Van Kampen Global Franchise Portfolio	52.18%
ING Van Kampen Growth and Income Portfolio	78.47%
ING Van Kampen Real Estate Portfolio	0.90%
ING Wells Fargo Disciplined Value Portfolio	100.00%

Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2007. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Foreign Taxes
	Paid	Per Share Amount

ING Templeton Global Growth Portfolio	$669,003	$0.0148
ING Van Kampen Global Franchise	$466,651	$0.0183

Listed below are the detail by country and per share amounts related to the foreign tax credit.

ING Templeton Global Growth Portfolio

		Gross	Foreign Taxes	Foreign Tax
	Gross	Income	Paid Under	Credit
Country	Income	Per Share	Section 853	Per Share

Australia	$27	$0.0000	$—	$—
Bermuda	282,950	0.0063	—	—
Canada	96,710	0.0021	13,135	0.0003
Cayman Islands	184,900	0.0041	—	—
European Community	5,248	0.0001	—	—
Finland	374,008	0.0083	56,101	0.0012
France	1,177,568	0.0261	176,561	0.0039
Germany	685,139	0.0152	72,203	0.0016
Hong Kong	136,771	0.0030	—	—
Italy	860,627	0.0191	129,094	0.0029
Japan	285,932	0.0063	20,015	0.0004
Mexico	45,737	0.0010	—	—
Netherlands	339,698	0.0075	50,955	0.0011
Singapore	358,760	0.0080	—	—
South Korea	239,349	0.0053	39,493	0.0009
Spain	116,489	0.0026	17,442	0.0004
Switzerland	444,221	0.0098	66,633	0.0015
Taiwan	136,853	0.0030	27,371	0.0006
United Kingdom	3,234,888	0.0717	—	—

Total	$9,005,875		$669,003	$0.0148

Other Domestic Income	4,326,007

Total	$13,331,882

218

ING Van Kampen Global Franchise Portfolio

		Gross	Foreign Taxes	Foreign Tax
	Gross	Income	Paid Under	Credit
Country	Income	Per Share	Section 853	Per Share

Canada	$45,171	$0.0018	$6,538	$0.0003
Finland	374,303	0.0147	56,145	0.0022
France	690,430	0.0270	103,461	0.0041
Germany	12,278	0.0005	1,842	0.0001
Ireland	229,086	0.0090	—	—
Japan	163,699	0.0064	11,466	0.0004
Netherlands	813,825	0.0319	122,074	0.0048
Spain	373,512	0.0146	55,984	0.0022
Sweden	309,173	0.0121	46,273	0.0018
Switzerland	419,595	0.0164	62,868	0.0024
United Kingdom	4,295,786	0.1682	—	—

Total	$7,726,858		$466,651	$0.0183

Other Domestic Income	5,991,270

Total	$13,718,128

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

219

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at (800) 992-0180.

				Number of
				Portfolios
				in Fund
	Position(s)	Term of Office		Complex
	held with	and Length of	Principal Occupation(s)	Overseen	Other Directorships
Name, Address and Age	Trust	Time Served(1)	during the Past Five Years	by Trustee	held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Trustee	November 2007 — Present	Consultant (January 2005 — Present). Formerly, Chief Operating Officer, Ivy Asset Management Group (April 2002 — October 2004). Chief Operating Officer, AIG Global Investment Group. (May 1995 — January 2002).	179	None

John V. Boyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Trustee	January 2005 — Present	Consultant (July 2007 — Present). Formerly, President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 — July 2007), and Executive Director, The Mark Twain House & Museum(2) (September 1989 — November 2005).	179	None

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	Trustee	January 2006 — Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 — Present).	179	Wisconsin Energy (June 2006 — Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	November 2007 — Present	Retired partner. PricewaterhouseCoopers.	179	First Marblehead Corporation, (October 2003 — Present); BlackRock Funds/State Street Research Funds, Trustee (February 2004 — January 2007); Tufts Health Plan, Director (June 2006 — Present); and University of Connecticut, Trustee (November 2004 — Present).

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Trustee	January 1997 — Present	President, Chief Executive Officer and Director, Bankers Trust Company, N.A., Des Moines (June 1992 — Present).	179	Midamerica Financial Corporation (December 2002 — Present).

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 65	Trustee	January 2005 — Present	President and Chief Executive Officer, International Insurance Society (June 2001 — Present).	179	Assured Guaranty Ltd. (April 2004 — Present); and Odyssey Reinsurance Holdings (November 2006 — Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 57	Trustee	January 2006 — Present	Consultant (May 2001 — Present).	179	Stillwater Mining Company (May 2002 — Present); California HealthCare Foundation (June 1999 — Present); and Romanian-American Enterprise Fund (February 2004 — Present).

220

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

				Number of
				Portfolios
				in Fund
	Position(s)	Term of Office		Complex
	held with	and Length of	Principal Occupation(s)	Overseen	Other Directorships
Name, Address and Age	Trust	Time Served(1)	during the Past Five Years	by Trustee	held by Trustee

David W. C. Putnam 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 68	Trustee	February 2002 — Present	Chair, Board of Directors and President, F. L. Putnam Securities Company, Inc. (June 1978 — Present).	179	Principled Equity Market Trust (December 1996 — Present); and Asian American Bank and Trust Company (June 1993 — Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Chairman/Trustee	January 1994 — Present	President, Springwell Corporation (March 1989 — Present).	179	UGI Corporation (February 2006 — Present); and UGI Utilities, Inc. (February 2006 — Present).

Trustees who are “Interested Persons:”

Robert W. Crispin(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	November 2007 — Present	Retired Chairman and Chief Investment Officer, ING Investment Management Co. 12/31/2007	179	ING Life Insurance and Annuity Company (May 2006 — Present); ING USA Annuity and Life Insurance Company (May 2006 — Present); Midwestern United Life Insurance Company (May 2006 — Present); ReliaStar Life Insurance Company (May 2006 — Present); Security Life of Denver Insurance Company (May 2006 — Present); Belair Insurance Company Inc. (August 2005 — Present); The Nordic Insurance Company of Canada (February 2005 — Present); Trafalgar Insurance Company of Canada (February 2005 — Present); ING Novex Insurance Company of Canada (February 2005 — Present); Allianz Insurance Company of Canada (February 2005 — Present); ING Canada Inc. (December 2004 — Present); ING Bank, fsb (June 2001 — Present); ING Investment Management, Inc (June 2001 — December 2007); ING Insurance Company of Canada (June 2001 — Present); Sul America S.A. (June 2001 — Present); and ING Foundation (March 2004 — Present).

221

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Number of
Portfolios
in Fund
	Position(s)	Term of Office		Complex
	held with	and Length of	Principal Occupation(s)	Overseen	Other Directorships
Name, Address and Age	Trust	Time Served(1)	during the Past Five Years	by Trustee	held by Trustee

Shaun P. Mathews(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Trustee	November 2007 — Present	President and Chief Executive Officer, ING Investments, LLC (December 2006 — Present), and Head of ING USFS Mutual Funds and Investment Products (October 2004 — Present). Formerly, CMO, ING USFS (April 2002 — October 2004), and Head of Rollover/Payout (October 2001 — December 2003).	179	Mark Twain House & Museum (September 2002 — Present); Connecticut Forum (May 2002 — Present); Capital Community College Foundation (February 2002 — Present); ING Services Holding Company, Inc. (May 2000 — Present); Southland Life Insurance Company (June 2002 — Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(4), ING Funds Services, LLC(5), ING Investments, LLC(6) and ING Pilgrim Funding, Inc. (March 2006 — Present).

(1)	Trustees serve until their successors are duly elected and qualified, subject to the Board’s retirement policy which states that each duly elected or appointed Trustee who is not an “interested person” of the Fund, as defined in the 1940 Act (“Independent Trustees”), shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)	Shaun Mathews, President, ING USFS Mutual Funds and Investment Products, has held a seat on the Board of Directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(3)	Messrs. Mathews and Crispin are deemed to be “interested persons” of the Trust as defined in the 1940 Act because of their relationship with ING Groep, the parent corporation of the Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(4)	ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(6)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

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Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Officers:

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	President and Chief Executive Officer	November 2006 — Present	President and Chief Executive Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2006 — Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004 — Present). Formerly, CMO, ING USFS (April 2002 — October 2004); and Head of Rollover/Payout (October 2001 — December 2003).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Executive Vice President	March 2003 — Present	Head of Mutual Fund Platform (February 2007 — Present); and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 — Present). Formerly, Head of Product Management (January 2005 — January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services, LLC(6) (October 2004 — December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 — March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 57	Executive Vice President	March 2003 — Present	Executive Vice President, ING Investments, LLC(2) (July 2000 — Present); and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 — Present). Formerly, Chief Investment Officer of International Investments (August 2000 — January 2003).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Executive Vice President and Chief Compliance Officer	March 2006 — Present November 2004 — Present	Chief Compliance Officer of the ING Funds (November 2004 — Present), ING Investments, LLC(2) and Directed Services, LLC(6) (March 2006 — Present); and Executive Vice President of the ING Funds (March 2006 — Present). Formerly, Chief Compliance Officer of ING Life Insurance and Annuity Company (March 2006 — December 2006); Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 — October 2004).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 — Present	Senior Vice President, ING Funds Services, LLC(3) (April 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 — March 2005); and Director of Financial Reporting, ING Investments, LLC(2) (March 2001 — September 2002).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Senior Vice President	November 2003 — Present	Senior Vice President, ING Investments, LLC(2) (October 2003 — Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(2) (January 2001 — October 2003).

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Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Ernest J. C’DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President	May 2006 — Present	Senior Vice President, ING Investments, LLC(2) (December 2006 — Present); and ING Funds Services, LLC(3) (April 2006 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 — March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 — December 2003).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	May 2006 — Present	Senior Vice President, Head of Division Operations, ING Funds (May 2006 — Present); and Vice President, Head of Division Operations, ING Funds Services, LLC(3) (March 2006 — Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 — March 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Vice President and Treasurer	January 2003 — Present March 2003 — Present	Vice President and Treasurer, ING Funds Services, LLC(3) (October 2001 — Present) and ING Investments, LLC(2) (August 1997 — Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Vice President	February 2003 — Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (July 1995 — Present); and Vice President, ING Investments, LLC(2) (February 1996 — Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 — Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 — October 2004).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 35	Vice President	September 2007 — Present	Vice President, Head of Mutual Fund Advisory Group (April 2007 — Present), Vice President, U.S. Mutual Funds and Investment Products (May 2005 — April 2007), Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 — May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Vice President	September 2004 — Present	Vice President, ING Funds Services, LLC(3) (September 2004 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 — September 2004); and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC(2) (September 1999 — October 2001).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Vice President	January 2007 — Present	Vice President, ING Funds Services, LLC(3) (December 2006 — Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 — December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 — August 2003).

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TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Kimberly K. Palmer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	March 2006 — Present	Vice President, ING Funds Services, LLC(3) (March 2006 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 — March 2006); Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 — August 2004); Associate Partner, AMVESCAP PLC (October 2000 — May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 — May 2003).

Mary Bea Wilkinson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	March 2003 — Present	Head of Strategic Relationships, ING US Financial Services (2003 — Present). Formerly, Senior Vice President, ING Outside Funds Group (2000 — 2002); and Senior Vice President and Chief Financial Officer, First Golden American Life Insurance Company of New York (1997 — 2000).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 31	Assistant Vice President	January 2003 — Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 — Present); and has held various other positions with ING Funds Services, LLC(3) for more than the last five years.

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Secretary	August 2003 — Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 — September 2003); and Associate General Counsel of AIG American General (January 1999 — November 2002).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Assistant Secretary	August 2003 — Present	Counsel, ING Americas, U.S. Legal Services (April 2003 — Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 — April 2003).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)	ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.

(6)	Directed Services, LLC is the sucessor in interest to Directed Services, Inc.

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Contracts

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) provides that, after an initial period, the Portfolios’ existing management and sub-advisory contracts will remain in effect only if the Board of Trustees (the “Board”) of ING Investors Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Trust, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 30, 2007, the Board, including a majority of the Independent Trustees, considered whether to renew the management agreements (the “Advisory Contracts”) between Directed Services, LLC (the “Adviser”) and the Trust, on behalf of the Portfolios, and the sub-advisory contracts (“Sub-Advisory Contracts”) with the sub-adviser to each Portfolio (the “Sub-Advisers”).

The Independent Trustees also held separate meetings on October 10 and November 28, 2007 to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 30, 2007 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Preston Gates Ellis LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts and Sub-Advisory Contracts for all the Portfolios were considered at the same Board meeting, the Trustees considered each Portfolio’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention t o the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2008. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Trustees instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Portfolios’ existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with Advisory and Sub-Advisory Contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Trustees to review and analyze information in connection with their annual renewal of the Portfolios’ Advisory and Sub-Advisory Contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, throughout this period the Independent Trustees have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees (“IRCs”). Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal process, and each

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Portfolio is assigned to one of the two IRCs, which provides oversight regarding, among other matters, investment performance.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the Portfolios’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of Advisory and Sub-Advisory Contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of Advisory and Sub-Advisory Contracts. The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of Funds in the ING Funds complex. In 2007, the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and proposed selected peer groups of investment companies (“SPGs”) to be used by each Portfolio for certain comparison purposes during the renewal process.

As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks used to assess the performance of each Portfolio. The IRCs may apply a heightened level of scrutiny in cases where performance has lagged a Portfolio’s relevant benchmark and/or SPG.

The Board employed its process for reviewing contracts when considering the renewals of the Advisory and Sub-Advisory Contracts that would be effective through November 30, 2008. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contracts and Sub-Advisory Contracts for the Portfolios for the year ending November 30, 2008, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and Sub-Advisers. This included information regarding the Adviser and Sub-Advisers to the Portfolios provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 30, 2007 Board meeting included, among other information, the following items: (1) FACT sheets for each Portfolio that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in an SPG, as well as information regarding the Portfolio’s investment portfolio, objectives and strategies; (2) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which benchmarks and SPGs were selected and how profitability was determined; (3) responses from the Adviser and Sub-Advisers to a series of questions posed by K&L Gates on behalf of the Trustees; (4) copies of each form of Advisory Contract and Sub-Advisory Contract; (5) copies of the Forms ADV for the Adviser and each Sub-Adviser to the Portfolios; (6) financial statements for the Adviser and each Sub-Adviser; (7) drafts of narrative summaries addressing key factors the Board customarily considers in evaluating the renewals of Advisory Contracts and Sub-Advisory Contracts, including a written analysis for each Portfolio of how performance, fees and expenses compare to its SPG and/or designated benchmarks; (8) independent analyses of each Portfolio’s performance by the Portfolios’ Chief Investment Risk Officer; (9) information regarding net asset flows into and out of the Portfolios; and (10) other information relevant to the Board’s evaluations.

For each Portfolio, its Service Class shares were used for purposes of certain comparisons to the funds in its SPG. Service Class shares generally were selected so that the Portfolio’s class with the longest performance history was compared to the analogous class of shares for each SPG fund. The mutual funds included in a Portfolio’s

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

SPG were selected based upon criteria designed to mirror the Portfolio’s class being compared to the SPG.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by Management. The Board also considered the techniques that the Adviser has developed, at the Board’s direction, to screen and perform due diligence on Sub-Advisers that are recommended to the Board to manage the Portfolios’ investment portfolios. The Board noted the resources that the Adviser has committed to the Board and to its IRCs to assist the Board and its committees with their assessment of the investment performance of the Portfolios on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the Portfolios.

The Board also noted the techniques used by the Adviser to monitor the performance of Sub-Advisers and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolios’ performance. Such changes could include, for example, changing the Sub-Adviser to a Portfolio or the merger of a Portfolio with and into a comparable ING Fund.

In considering the Portfolios’ Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of Funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such Portfolios or among the Portfolios and other ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and the Sub-Advisers, and evaluated the ability of the Adviser and the Sub-Advisers to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Funds complex) by the Adviser and the Sub-Advisers, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and Sub-Advisers are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and Sub-Advisers were appropriate.

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the net investment returns of each Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

investment performance compared to the Portfolio’s Morningstar category median, Lipper category median, SPG and primary benchmark. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis,” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by the Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee schedules that resulted in a lower advisory fee rate because a Portfolio achieved sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee breakpoints or waivers.

In evaluating economies of scale, the Independent Trustees also considered prior periodic management reports and industry information on this topic, and the Independent Trustees who were Board members at that time also considered a November 2006 evaluation and analysis presented to them by an independent consultant regarding fee breakpoint arrangements and economies of scale.

Information Regarding Services to Other Clients

The Board requested and, if received, considered, information regarding the nature of services and fee rates offered by the Adviser and the Sub-Advisers to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to the Portfolios, the Board considered any underlying rationale provided by the Adviser or Sub-Advisers for these differences. For unaffiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arms-length nature of negotiations between the Adviser and unaffiliated Sub-Advisers with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Portfolios and similar institutional clients may differ materially due to the different services and additional regulatory overlay associated with registered investment companies, such as the Portfolios.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with any applicable administrative fee rate, payable by each Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. In addition, the Board considered any existing fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered the fee structures of each Portfolio as they relate to the services provided under the contracts and the potential fall-out benefits to the Adviser and Sub-Advisers and their respective affiliates from their association with the Portfolios. For each Portfolio, the Board determined that the fees payable to the Adviser and Sub-Advisers are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser to that Portfolio. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided by certain Sub-Advisers with respect to their profitability. In the case of non-affiliated Sub-Advisers, the Board gave less weight to profitability considerations, or did not view this data as imperative to its deliberations, given the arm’s-length nature of the relationship between the Adviser and these Sub-Advisers with respect to the negotiation of sub-advisory fee rates.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser’s profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary

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for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment.

In their review of advisory fee rates, the Independent Trustees, from time to time, have directed the Adviser, and the Adviser has agreed, to implement remedial actions for certain Funds within the ING Funds complex. These remedial actions have included, among others, changes to the Sub-Adviser managing a Portfolio. As applicable, the Independent Trustees have requested these adjustments primarily on the basis of a Portfolio’s performance as compared to its peer group or benchmarks, or its management fee rate or overall expense ratio in relation to its peer group.

Based on the information on revenues, costs, and profitability considered by the Board, and after considering the factors described in this section, the Board concluded that the profits, if any, realized by the Adviser and Sub-Advisers were not excessive. In making its determinations, the Board considered that the Adviser had incentives to negotiate the most favorable fees from unaffiliated Sub-Advisers, and it based its conclusions on the reasonableness of the sub-advisory fees of the Sub-Advisers primarily on the factors described for each Portfolio below and, in the case of non-affiliated Sub-Advisers, in reliance on the arm’s-length nature of the negotiations between the Adviser and Sub-Advisers with respect to sub-advisory fees.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 30, 2007 meeting in relation to renewing each Portfolio’s current Advisory Contract and its Sub-Advisory Contract for the year ending November 30, 2008. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its SPG.

ING AllianceBernstein Mid Cap Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING AllianceBernstein Mid Cap Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the five-year period, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the five-year period, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the five-year period, and the fifth (lowest) quintile for the most recent calendar quarter, year-to-date, one-year, and three-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the negative effect of stock selection on the Portfolio’s performance; and (2) that Management would continue to monitor the Portfolio, and the Board or its Investment Review Committee would periodically review the Portfolio’s investment performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING AllianceBernstein Mid Cap Growth Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management

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will continue to monitor, and the Board or its Investment Review Committee will periodically review, its performance, the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING BlackRock Large Cap Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING BlackRock Large Cap Growth Portfolio (formerly ING Mercury Large Cap Growth Portfolio), the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year period, the second quintile for the year-to-date, one-year, and five-year periods, and the fourth quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is equal to the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING BlackRock Large Cap Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING BlackRock Large Cap Value Portfolio (formerly ING Mercury Large Cap Value Portfolio), the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the one-year and three-year periods, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date and five-year periods, the third quintile for the most recent calendar quarter, and the fourth quintile for the one-year and three-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the negative effect that stock selection had on the performance; (2) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s investment performance; and (3) Management’s expectation that the Portfolio’s longer-term performance will improve.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING BlackRock Large Cap Value Portfolio (formerly ING Mercury Large Cap Value Portfolio), the Board took into account the factors described above and also considered: (1) the fairness

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of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio as compared to its SPG, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is equal to the median and below the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management will continue to monitor, and the Board or its Investment Review Committee will periodically review, its performance, the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Capital Guardian U.S. Equities Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Capital Guardian U.S. Equities Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Morningstar category median and primary benchmark for the most recent calendar quarter and five-year periods, but underperformed for the year-to-date, one-year, and three-year periods; and (2) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar quarter and five-year periods, the fourth quintile for the year-to-date period, and the fifth (lowest) quintile for the one-year and three-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the negative effect of stock selection on the Portfolio’s performance; and (2) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s investment performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Capital Guardian U.S. Equities Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management will continue to monitor, and the Board or its Investment Review Committee will periodically review, its performance, the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING FMRsm Diversified Mid Cap Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING FMRsm Diversified Mid Cap Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the one-year period, during which it underperformed; (2) the

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Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date and one-year periods, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, three-year and five-year periods, the second quintile for the year-to-date period, and the fourth quintile for the one-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING FMRsm Diversified Mid Cap Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING FMRsm Large Cap Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING FMRsm Large Cap Growth Portfolio (formerly ING FMRsm Earnings Growth Portfolio), the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the fifth (lowest) quintile of its Morningstar category for all periods presented.

In analyzing this performance data, the Board took into account: (1) that in April 2006 the portfolio manager to the Portfolio was changed; (2) Management’s analysis of the negative effect that sector allocation and stock had on the Portfolio’s performance; and (3) Management’s representation that it would monitor the Portfolio’s investment performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING FMRsm Large Cap Growth Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio as compared to its SPG, including that: (a) the management fee (inclusive of 0.10% administration fee) for the Portfolio is equal to the median and below the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) there was a change in the Portfolio’s portfolio manager in April 2006, and it is reasonable to allow the Sub-Adviser to continue to manage the Portfolio to assess whether performance improves as a result of the change that has been implemented; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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ING FMRsm Mid Cap Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING FMRsm Mid Cap Growth Portfolio (formerly ING MFS Mid Cap Growth Portfolio), the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the fifth (lowest) quintile of its Morningstar category for all periods presented.

In analyzing this performance data the Board took into account: (1) Management’s analysis regarding the Sub-Adviser’s rationale for underperformance, including its discussion of the negative effect of stock selection on the Portfolio’s performance; and (2) Management’s representations that in August 2006 there was a change in Sub-Advisers to the Portfolio in order to address the Board’s concerns about the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING FMR Mid Cap Growth Portfolio (formerly ING MFS Mid Cap Growth Portfolio), the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) in August 2006 there was a change in Sub-Advisers to the Portfolio, and it is reasonable to permit the new Sub-Adviser to continue to manage the Portfolio to assess performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board.

Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Franklin Income Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Franklin Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date and one-year periods, and the third quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Franklin Income Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is equal to the median and above the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these

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conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Lord Abbett Affiliated Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Lord Abbett Affiliated Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it outperformed; and (3) the Portfolio is ranked in the fourth quintile for the five-year period, and the fifth (lowest) quintile for the most recent calendar quarter, year-to-date, one-year, and three-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s analysis of the negative effect that stock selection and sector allocation had on the Portfolio’s performance; (2) in December 2005 there was a change in the Sub-Adviser to the Portfolio to address the Board’s concerns about the Portfolio’s performance; and (3) Management will continue to monitor, and the Board or its Investment Review Committee will periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Lord Abbett Affiliated Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) in December 2005 there was a change in the Sub-Adviser to the Portfolio, and, taking to account that Management will continue to monitor, and the Board or its Investment Review Committee will periodically review, its performance, the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING T. Rowe Price Capital Appreciation Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING T. Rowe Price Capital Appreciation Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter and one-year periods, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING T. Rowe Price Capital Appreciation Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is equal to the median and above the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is

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reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING T. Rowe Price Equity Income Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING T. Rowe Price Equity Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the five-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar quarter, year-to-date, and one-year periods, and the third quintile for the three-year and five-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING T. Rowe Price Equity Income Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Templeton Global Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Templeton Global Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the five-year and ten-year periods, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the five-year and ten-year periods, during which it outperformed; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the five-year period, the fourth quintile for the most recent calendar quarter, one-year, and three-year periods, and the fifth (lowest) quintile for the year-to-date period.

In analyzing this performance data, the Board took into account: (1) in December 2005 there was a change in Sub-Advisers to the Portfolio to address the Board’s concerns about the Portfolio’s performance; and (2) Management’s analysis of the negative effect of sector allocation and stock selection on the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Templeton Global Growth Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio as compared to the funds in its SPG, including that: (a) the management fee for the Portfolio is below the median and above the average management fees of the funds in its SPG; and

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(b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) there was a change in the Portfolio’s Sub-Adviser in December 2005, and it is reasonable to allow the Sub-Adviser to continue to manage the Portfolio to assess performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING UBS U.S. Allocation Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING UBS U.S. Allocation Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the year-to-date and five-year periods, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year period, the third quintile for the most recent calendar quarter and one-year periods, and the fourth quintile for the year-to-date and five-year periods.

In analyzing this performance data, the Board took into account its discussions with Management regarding a proposed merger of ING UBS U.S. Allocation Portfolio with and into ING Van Kampen Equity and Income Portfolio, a series of ING Partners, Inc. that also is under the Board’s administration. This merger, which was subsequently approved by the Board at its December 2007 meeting, will be completed on or about April 26, 2008 if also approved by the Portfolio’s shareholders.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING UBS U.S. Allocation Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Van Kampen Capital Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Van Kampen Capital Growth Portfolio (formerly ING Van Kampen Equity Growth Portfolio), the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter and five-year periods, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for the most recent calendar quarter, one-year, and five-year periods, but outperformed for the year-to-date and three-year periods; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date and three-year periods, and the third quintile for the most recent calendar quarter, one-year, and five-year periods.

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In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Van Kampen Capital Growth Portfolio (formerly ING Van Kampen Equity Growth Portfolio), the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Van Kampen Global Franchise Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Van Kampen Global Franchise Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio underperformed its Morningstar category median and primary benchmark for all periods presented; and (2) the Portfolio is ranked in the third quintile of its Morningstar category for the year-to-date, three-year, and five-year periods, the fourth quintile for the one-year period, and the fifth (lowest) quintile for the most recent calendar quarter.

In analyzing this performance data, the Board took into account: (1) Management’s analysis of the negative effect that sector allocation and stock selection had on the Portfolio’s more recent performance; (2) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s investment performance; and (3) Management’s expectation that the Portfolio’s longer-term performance will improve.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Van Kampen Global Franchise Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management will continue to monitor, and the Board or its Investment Review Committee will periodically review, its performance, the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Van Kampen Growth and Income Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Van Kampen Growth and Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Morningstar category median for

238

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

all periods presented, with the exception of the one-year and ten-year periods, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, the second quintile for the three-year and five-year periods, and the third quintile for the year-to-date and one-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Van Kampen Growth and Income Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Van Kampen Real Estate Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Van Kampen Real Estate Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year and five-year periods, and in the second quintile for the most recent calendar quarter, year-to-date, and one-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Van Kampen Real Estate Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Wells Fargo Disciplined Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Wells Fargo Disciplined Value Portfolio (formerly ING Wells Fargo Disciplined Mid Cap Portfolio), the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in

239

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

the fifth (lowest) quintile of its Morningstar category for all periods presented.

In analyzing this performance data, the Board took into account: (1) Management’s analysis of the negative effect that stock selection had on the Portfolio’s performance; (2) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s investment performance; and (3) Management’s expectation that the Portfolio’s longer-term performance will improve.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Wells Fargo Disciplined Value Portfolio (formerly ING Wells Fargo Disciplined Mid Cap Portfolio), the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management will continue to monitor, and the Board or its Investment Review Committee will periodically review, its performance, the Portfolio’s performance is reasonable in the context of all factors considered by the Board; (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Wells Fargo Small Cap Disciplined Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Wells Fargo Small Cap Disciplined Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio underperformed its Morningstar category median for the most recent calendar quarter and year-to-date periods, but outperformed for the one-year period; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the year-to-date and one-year periods, and the fifth (lowest) quintile for the most recent calendar quarter.

In analyzing this performance data, the Board took into account: (1) Management’s analysis of the negative effect that stock selection had on the Portfolio’s performance; (2) the Portfolio launched in November 2005, and therefore had a limited operating history for the purpose of analyzing its performance; and (3) Management’s expectation that the Portfolio’s longer-term performance will improve.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Wells Fargo Small Cap Disciplined Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of the advisory fee and 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio was launched in November 2005, and it is reasonable to permit the Portfolio to establish a longer operating history for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and

240

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

241

Investment Adviser
Directed Services, LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor
ING Funds, Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Independent Registered Public
Accounting Firm
KPMG LLP
99 High Street
Boston, Massachusetts 02110

Custodian
The Bank of New York Mellon Corporation
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-UFIIT2AISS2 (1207-022808)

Funds
Annual Report
December 31, 2007

Adviser (“ADV”), Institutional (“I”) and Service (“S”) Classes

ING Investors Trust

■  ING Franklin Templeton Founding Strategy Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Portfolio voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Dear Shareholder,

It is impossible to discuss the current market climate without acknowledging the recent turmoil brought on by problems in the sub-prime mortgage market. Clearly the excesses in this sector of the market and other segments of collateralized debt have created challenges throughout credit markets worldwide.

Amidst the volatility, we at ING Funds remind our shareholders that the creditworthiness and quality of our funds’ holdings is our ultimate priority — whether those holdings are part of our money market funds, fixed income funds or equity funds. Market volatility is an often present component of investing and we believe the best way to manage through turbulent environments is to build a well-balanced, fully-diversified portfolio, which aligns with your goals and risk tolerance.

ING Funds remains committed to developing and offering a diverse array of mutual funds designed to meet the goals of most investors. We urge you to work with your investment professional to make sure you are invested appropriately. Together, you can select the funds that will help you achieve your financial goals. We thank you for choosing ING Funds and look forward to continuing to serve you.

Sincerely,

Shaun P. Mathews
President
ING Funds
January 28, 2008

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

Market Perspective:  Annual Report at December 31, 2007

After recording a solid, if frequently nervous, 8.2% in the first half of the reporting period, global equities in the form of the Morgan Stanley Capital International World Indexsm(1) (“MSCI World Indexsm”) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below) succumbed to a 3.2% loss in the second half of the reporting period, as some important debt markets all but seized up, the crisis threatening the solvency of financial institutions and forcing central bankers to throw lifelines to stranded borrowers, while investors fled to the safe haven of short Treasuries. By year-end, confidence was wavering, oil was nudging $100 per barrel and markets seemed to be pricing in a recession. In currencies, the yen strengthened as “carry trades” were unwound in the flight from risk. The euro benefited from the European Central Bank’s implacable refusal to match the Federal Reserve Board (the “Fed”) and reduce interest rates. But the pound finally gave back some of its recent gains as the UK housing market started to sag. For the second six months, the dollar fell 8.5% and 8.9% against the euro and yen respectively, but rose 0.3% against the pound.

A relentlessly deteriorating housing market had caused alarm in the sub-prime mortgage loan sector, where lax lending standards in a low interest rate environment, had driven foreclosure rates inexorably higher. The problem had been exacerbated over the years by the business of securitizing the loans. They would be sliced, diced and repackaged for handsome fees into other securities, then sold on in their billions worldwide to financial institutions, which purchased them by issuing commercial paper, over the cost of which an effortless profit could apparently be made.

At one level this spreads the loan risk.  But when the originator is removed from those taking the risk another is created. Like the banking business in its simplest form, everything depends on confidence. When it became obvious that these securities, many of them rated A or higher, were ultimately backed by sub-prime and not so sub-prime mortgages with questionable repayment prospects, confidence evaporated. The asset-backed commercial paper market contracted sharply. Banks stopped lending to each other. The structured investment vehicles, their investors and sponsoring banks would have to bear huge losses, but which ones and how much?

The Fed’s first response to the liquidity and resulting economic threats was to reduce the discount rate, (the rate it will lend to banks), by 50 basis points (0.50%) on August 17, 2007 and another 100 basis points (1.00%) in three steps by year end, with matching cuts in the federal funds rate.

But it was no good. Using the discount window had a stigma attached to it while the liquidity problem was not an overnight one. The one-month London Interbank Offered Rate (“LIBOR”) continued to rise even as the Fed eased. A procession of financial institutions announced heavy write- downs of mortgage-backed assets, along with various capital saving and raising initiatives, including the tapping of billions of dollars from sovereign wealth funds based in the Middle-East and Asia, surely a development of historic significance.

The spread between the one-month LIBOR and the federal funds rate only drifted down after the announcement of coordinated central bank action to add liquidity where it was needed including in the U.S., the use of a “term auction facility” where loans would be auctioned and broader forms of collateral would be accepted.

But by year end global economic conditions were still clearly weakening and many felt that the U.S. might already be in or on the cusp of recession.

In U.S. fixed income markets’ the Treasury yield curve steepened in the first half and continued to do so in the second. The yield on the ten-year Treasury Note fell 100 basis points (1.00%) to 4.03%, while the yield on the three-month Bill fell 153 basis points (1.53%) to 3.14%. The broader Lehman Brothers® Aggregate Bond Index(2) (“LBAB”) of investment grade bonds returned 5.93% for the first half of the reporting period and 6.97% for the year ended December 31, 2007.

U.S. equities, represented by the Standard & Poor’s 500® Composite Stock Price Index(3) (“S&P 500® Index”) including dividends, lost 1.4% in the second half, with the worst fourth quarter since 2000, after gaining 7% through June. For a while, as the events described above played out, investors seemed to believe that the Fed had the will and the tools to keep any down turn brief. The S&P 500® Index actually made a new high on October 9, 2007. For the year ended December 31, 2007, the S&P 500® Index returned 5.49%. But, the sense that a serious crisis was only just beginning to unfold and a succession of earnings disappointments especially

2

Market Perspective:  Annual Report at December 31, 2007

among the financials sector, increasingly weighed on sentiment as the year wound down. Bizarrely, gross domestic product (“GDP”) growth was being reported at a brisk 4.9% for the third quarter, even as S&P 500 companies were reporting a decline in operating profits, the first fall in more than five years.

Internationally, the MSCI Japan® Index(4) slumped 15.8% in the second half of the reporting period on a resumption of falling consumer prices and fading global growth, while the strengthening yen threatened all-important exports. For the year ended December 31, 2007, the MSCI Japan® Index lost 4.23%. The MSCI Europe ex UK® Index(5) lost 4.8% in the second six months of the reporting period. A first half rally gave way to nervousness in mid-July after another rate increase and turned into a rout as the sub-prime debacle took shape. U.S. rate cuts were not reciprocated by the European Central Bank, which, with headline inflation up to 3.1%, confined its response to making liquidity available to the banking system, a staggering €500 billion on December 18, 2007. In the UK, stocks surged into the summer making the August 2007 slide even more violent than in continental Europe. But similar inflation worries limited the Bank of England to one 0.25% rate reduction despite a clearly weakening housing market. The MSCI UK® Index(5) fell 1.4% in the second half of the reporting period and returned 8.36% for the year ended December 31, 2007.
(1) The MSCI World Indexsm is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada Australia, New Zealand and the Far East.

(2) The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(4) The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(5) The MSCI Europe ex UK® Index is a free float rising adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(6) The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results.  The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING Franklin Templeton Founding Strategy Portfolio
Portfolio Managers’ Report

ING Franklin Templeton Founding Strategy Portfolio (the “Portfolio”) seeks to achieve its investment objective by investing in a combination of ING mutual funds sub-advised by Franklin Advisers, Inc., Franklin Mutual Advisers, LLC or Templeton Global Advisors Limited (“Underlying Funds”) on a fixed percentage basis. The Portfolio is managed by Directed Services, LLC (the “Investment Adviser”).

Portfolio Specifics:  The Investment Adviser uses the Standard & Poor’s 500® Composite Stock Index (“S&P 500® Index”)(1) as a benchmark to which it compares the performance of the Portfolio. Since the Portfolio’s inception on April 30, 2007 through December 31, 2007, the Portfolio’s Class S shares provided a total return of (3.00)% compared to the S&P 500® Index, which returned 0.38%.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

The following tables illustrate the asset allocation of the Portfolio among the Underlying Funds, as well as the underlying fund allocation targets as of December 31, 2007.

Asset Allocation
as of December 31, 2007
(as a percent of net assets)

Affiliated Underlying Funds

ING Franklin Income Portfolio — Class I	33.2%
ING Franklin Mutual Shares Portfolio — Class I	33.4%
ING Templeton Global Growth Portfolio — Class I	33.4%
Other assets and liabilities — Net	(0.0)%*

100.0%

*	Amount is more than (0.05)%

Portfolio holdings are subject to change.

Underlying Fund Allocation Targets
(as of December 31, 2007)(1)

ING Franklin Income Portfolio	33 1/3%
ING Franklin Mutual Shares Portfolio	33 1/3%
ING Templeton Global Growth Portfolio	33 1/3%

100.0%

(1)	Portfolio’s current target investment allocations (expressed as a percentage of its net assets). As these are target allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown. Although the Portfolio expects to be fully invested at all times, it may maintain liquidity reserves to meet redemption requests.

4

ING Franklin Templeton Founding Strategy Portfolio
Portfolio Managers’ Report

Cumulative Total Returns for the Period Ended December 31, 2007
	Since Inception
	of Classes ADV, I, and S
	April 30, 2007

Class ADV	(3.20)%
Class I	(2.70)%
Class S	(3.00)%
S&P 500® Index(1)	0.38	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Franklin Templeton Founding Strategy Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

(2)	Since inception performance of the index is shown from May 1, 2007.

5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Investors Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of ING Franklin Templeton Founding Strategy Portfolio, a series of ING Investors Trust, as of December 31, 2007, and the related statement of operations, statement of changes in net assets, and the financial highlights for the period from April 30, 2007 (commencement of operations) to December 31, 2007. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolio as of December 31, 2007, and the results of its operations, the changes in its net assets, and the financial highlights for the period specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

(KPMG LLP)

Boston, Massachusetts
February 28, 2008

6

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007. The Portfolio’s expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
ING Franklin Templeton	Value	Value	Expense	Period Ended
Founding Strategy Portfolio	July 1, 2007	December 31, 2007	Ratio*	December 31, 2007**

Actual Portfolio Return
Class ADV	$1,000.00	$959.40	0.69%	$3.41
Class I	1,000.00	963.40	0.09	0.45
Class S	1,000.00	961.30	0.34	1.68
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,021.73	0.69%	$3.52
Class I	1,000.00	1,024.75	0.09	0.46
Class S	1,000.00	1,023.49	0.34	1.73

*	Expense ratios do not include expenses of the underlying funds.

**	Expenses are equal to the Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

7

STATEMENT OF ASSETS AND LIABILITIES as of December 31, 2007

ASSETS:
Investments in affiliated underlying funds*	$526,949,885
Receivables:
Fund shares sold	4,794,275
Dividends from affiliated underlying funds	197,021
Prepaid expenses	11,376

Total assets	531,952,557

LIABILITIES:
Payable for investments purchased in affiliated underlying funds	4,991,296
Payable to affiliates	124,146
Payable for trustee fees	457
Other accrued expenses and liabilities	31,169

Total liabilities	5,147,068

NET ASSETS	$526,805,489

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$537,705,538
Undistributed net investment income	807,216
Accumulated net realized loss on investments	(362,170)
Net unrealized depreciation on investments	(11,345,095)

NET ASSETS	$526,805,489

* Cost of investments in affiliated underlying funds	$538,294,980

Class ADV:
Net assets	$968
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	100
Net asset value and redemption price per share	$9.68
Class I:
Net assets	$973
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	100
Net asset value and redemption price per share	$9.73
Class S:
Net assets	$526,803,548
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	54,315,985
Net asset value and redemption price per share	$9.70

See Accompanying Notes to Financial Statements

8

STATEMENT OF OPERATIONS

April 30, 2007(1)
to December 31, 2007

INVESTMENT INCOME:
Dividends from affiliated underlying funds	$726,884

Total investment income	726,884

EXPENSES:
Distribution and service fees:
Class ADV	5
Class S	354,284
Transfer agent fees	319
Administrative service fees	70,860
Shareholder reporting expense	17,836
Professional fees	13,401
Custody and accounting expense	6,062
Trustee fees	1,466
Offering expense	16,175
Miscellaneous expense	2,452

Total expenses	482,860
Net waived and reimbursed fees	(1)

Net expenses	482,859

Net investment income	244,025

REALIZED AND UNREALIZED GAIN (LOSS) ON AFFILIATED UNDERLYING FUNDS:
Distributions of realized gains from affiliated underlying funds	649,120
Net realized loss on sale of affiliated underlying funds	(496,674)
Net change in unrealized appreciation or depreciation on affiliated underlying funds	(11,345,095)

Net realized and unrealized loss on affiliated underlying funds	(11,192,649)

Decrease in net assets resulting from operations	$(10,948,624)

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

9

STATEMENT OF CHANGES IN NET ASSETS

April 30, 2007(1)
to December 31, 2007

FROM OPERATIONS:
Net investment income	$244,025
Net realized gain on affiliated underlying funds	152,446
Net change in unrealized appreciation or depreciation on affiliated underlying funds	(11,345,095)

Decrease in net assets resulting from operations	(10,948,624)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	542,298,765
Cost of shares redeemed	(4,544,652)

Net increase in net assets resulting from capital share transactions	537,754,113

Net increase in net assets	526,805,489

NET ASSETS:
Beginning of period	—

End of period	$526,805,489

Undistributed net investment income at end of period	$807,216

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

10

ING Franklin Templeton Founding Strategy Portfolio
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV	Class I	Class S
	April 30,	April 30,	April 30,
	2007(1) to	2007(1) to	2007(1) to
	December 31,	December 31,	December 31,
	2007	2007	2007

Per Share Operating Performance:
Net asset value, beginning of period	$10.00	10.00	10.00
Income (loss) from investment operations:
Net investment income	$0.03	0.07	0.00 *
Net realized and unrealized loss on investments	$(0.35)	(0.34)	(0.30)
Total from investment operations	$(0.32)	(0.27)	(0.30)
Net asset value, end of period	$9.68	9.73	9.70
Total Return(2)%	(3.20)	(2.70)	(3.00)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	1	526,804
Ratios to average net assets:
Gross expenses prior to expense waiver(3)(4)%	0.84	0.09	0.34
Net expenses after expense waiver(3)(4)(5)%	0.69	0.09	0.34
Net investment income after expense waiver(3)(4)(5)%	0.51	1.11	0.17
Portfolio turnover rate %	4	4	4

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.

(4)	Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)	The Distributor has contractually agreed to waive 0.15% of the average daily net assets attributable to Class ADV shares of the Portfolio related to the distribution fee. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

*	Amount is less than $0.005.

See Accompanying Notes to Financial Statements

11

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007

NOTE 1 — ORGANIZATION

Organization. ING Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. At December 31, 2007, the Trust had sixty operational portfolios. The Portfolio included in this report is ING Franklin Templeton Founding Strategy Portfolio, (the “Portfolio”). The Portfolio is a diversified series of the Trust.

The Portfolio offers the three following classes of shares: Class ADV, Class I and Class S. The separate classes of shares differ principally in distribution fees, shareholder servicing fees and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolio and earn income and realized gains/losses from the Portfolio pro rata based on the average daily net assets of each class, without distinction between share classes.

Shares of the Trust are currently being offered only to participating insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies issued by the participating insurance companies.

The Trust is intended to serve as an investment option for (i) variable life insurance policies and variable annuity contracts (“Variable Contracts”) offered by insurance companies, and (ii) certain qualified pension and retirement plans, as permitted under the federal tax rules relating to the Trust (serving as investment mediums for Variable Contracts). The Trust currently functions as an investment option for contracts and policies offered by ING USA Annuity and Life Insurance Company (“ING USA”), ReliaStar Life Insurance Company, an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”), United Life Annuities, an indirect, wholly-owned subsidiary of ING USA and ReliaStar Life Insurance Company of New York, an indirect, wholly-owned subsidiary of ING USA. ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and institutional investors. The Trust is also an investment option for contracts offered by the Security Equity Life Insurance Company, which is not an affiliate of ING.

The Portfolio seeks capital appreciation with income as a secondary consideration by investing in other ING mutual funds sub-advised by Franklin Advisers, Inc., Franklin Mutual Advisers, LLC or Templeton Global Advisors Limited (“Underlying Funds”) that, in turn, invest directly in a wide range of portfolio securities (i.e., stocks and bonds).

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolio in the preparation of its financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. The valuation of the Portfolio’s investments in its Underlying Funds is based on the net asset value of the Underlying Funds each business day.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

C.	Distributions to Shareholders. The Portfolio records distributions to its shareholders on the ex-dividend date. The Portfolio distributes dividends and capital gains, if any, annually. The Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D.	Federal Income Taxes. It is the policy of the Portfolio to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required.

E.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and

12

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.	Repurchase Agreements. Certain Underlying Funds may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. An Underlying Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Underlying Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Underlying Fund in the event the Underlying Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

G.	Organization Expenses and Offering Costs. Costs incurred with the organization of the Portfolio were expensed as incurred. Costs incurred with the offering of shares of the Portfolio are deferred and amortized over a twelve-month period on a straight-line basis starting at the commencement of operations.

H.	Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolio entered into an investment management agreement (“Investment Management Agreement”) with Directed Services, LLC (the “Investment Adviser” or “DSL”), an indirect, wholly-owned subsidiary of ING Groep. The Trust does not pay DSL an advisory fee.

ING Funds Services, LLC (the “Administrator”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for the Portfolio’s operations and is responsible for the supervision of other service providers. ING Funds Services receives compensation in the amount equal to 0.05% based on the Portfolio’s average daily net assets.

NOTE 4 — INVESTMENTS IN AFFILIATED UNDERLYING FUNDS

For the period ended December 31, 2007, the cost of purchases and the proceeds from the sales of the Underlying Funds were $549,131,815 and $10,930,176, respectively.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Trust has entered into a Shareholder Services Agreement (the “Agreement”) for the Class S of the Portfolio of the Trust. The Agreement compensates ING Funds Distributor, LLC (the “Distributor” or “IFD”) for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S. Under the Agreement, the Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S.

Class ADV has a Rule 12b-1 Service and Distribution Plan. Class ADV shares pay IFD a service fee of 0.25% and a distribution fee of 0.50% of the Portfolio’s average daily net assets attributable to Class ADV shares. IFD has contractually agreed to waive a portion of this fee equal to 0.15% of the Portfolio’s average daily net assets attributable to Class ADV shares of the Portfolio. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

13

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2007, the Portfolio had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities:

Accrued
Shareholder
Accrued	Service and
Administrative	Distribution
Fees	Fees	Total

$20,692	$103,454	$124,146

At December 31, 2007, the following indirect, wholly-owned subsidiary of ING Groep owned more than 5% of the Portfolio:

ING USA Annuity and Life Insurance Company — 98.91%.

The Trust has adopted a Retirement Policy (“Policy”) covering all independent trustees of the Portfolio who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this Policy are based on an annual rate as defined in the Policy.

NOTE 7 — EXPENSE LIMITATIONS

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

Class ADV(1)	Class I(1)	Class S(1)

0.74%	0.14%	0.39%

(1)	The operating expense limits apply only at the Portfolio level and do not limit fees payable by the underlying investment companies in which the Portfolio invests. The total expense limits including the underlying investment companies are 1.50%, 0.90% and 1.15% for Class ADV, Class I and Class S Shares, respectively.

The Investment Adviser may at a later date recoup from the Portfolio management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, that Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Portfolio. Outstanding reimbursement balances due to the Portfolio, if any, under its respective expense limitation agreements are reflected in Reimbursement Due from Investment Adviser on the accompanying Statement of Assets and Liabilities.

The expense limitation agreement is contractual and shall renew automatically for one-year terms unless DSL provides written termination of the expense limitation agreement within 90 days of the end of the then current term.

As of December 31, 2007, the Portfolio did not waive or have any reimbursed fees that are subject to possible recoupment by the Investment Adviser.

NOTE 8 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class ADV	Class I	Class S
	April 30,	April 30,	April 30,
	2007(1) to	2007(1) to	2007(1) to
	December 31,	December 31,	December 31,
	2007	2007	2007

(Number of Shares)
Shares sold	100	100	54,784,249
Shares redeemed	—	—	(468,264)

Net increase in shares outstanding	100	100	54,315,985

($)
Shares sold	$1,000	$1,000	$542,296,765
Shares redeemed	—	—	(4,544,652)

Net increase	$1,000	$1,000	$537,752,113

(1)	Commencement of operations.

14

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 9 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of December 31, 2007:

		Accumulated
		Net Realized
Paid-in	Undistributed	Gains / (Losses)
Capital	Net Investment Income	On Investments

$(48,575)	$563,191	$(514,616)

Dividends paid by the Portfolio from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The Portfolio made no distributions during the period ended December 31, 2007.

The tax-basis components of distributable earnings for federal income tax purposes as of December 31, 2007 were:

Undistributed	Undistributed
Ordinary	Long-Term	Unrealized
Income	Capital Gains	Depreciation

$809,327	$134,505	$(11,843,881)

The Portfolio’s major tax jurisdictions are federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2003.

NOTE 10 — CONCENTRATION OF INVESTMENT RISKS

Foreign Securities.  Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Portfolio and certain Underlying Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio and certain Underlying Funds. Foreign investments may also subject the Portfolio and certain Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Portfolio and certain Underlying Funds investments.

Emerging Markets Investments.  Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

NOTE 11 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 was effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. However, acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the SEC indicated that they would not object if a fund implemented FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Portfolios has analyzed the tax positions of the Portfolios. Upon adoption of FIN 48, we identified no uncertain tax positions that have not met the more likely-than-not standard.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value,

15

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 11 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of December 31, 2007, management of the Portfolios is currently assessing the impact in addition to expanded financial statement disclosures, if any, that will result from adopting SFAS No. 157.

NOTE 12 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

As discussed in earlier supplements that were previously filed with the SEC, DSL, the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the ”Boards”) of the ING Funds that, like many U.S. financial services companies, DSL and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. DSL has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, DSL reported that management of U.S. affiliates of ING Groep N.V., including DSL (collectively, ”ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

DSL has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. DSL further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, DSL has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

DSL reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, DSL advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, DSL reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its

16

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 12 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. DSL reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

Other Regulatory Matters

The New York Attorney General and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti- competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of DSL were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation concerning their administration of the New Hampshire state employees deferred compensation plan.

Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

17

PORTFOLIO OF INVESTMENTS
ING Franklin Templeton Founding Strategy Portfolio
as of December 31, 2007

Shares			Value

AFFILIATED INVESTMENT COMPANIES: 100.0%
15,566,615		ING Franklin Income Portfolio — Class I	$174,813,082
18,187,377		ING Franklin Mutual Shares Portfolio — Class I	175,871,933
12,257,640		ING Templeton Global Growth Portfolio — Class I	176,264,870

	Total Investments in Securities
	(Cost $538,294,980)*	100.0%	$526,949,885
	Other Assets and Liabilities - Net	(0.0)	(144,396)

	Net Assets	100.0%	$526,805,489

*	Cost for federal income tax purposes is $538,793,766.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(11,843,881)

Net Unrealized Depreciation	$(11,843,881)

See Accompanying Notes to Financial Statements

18

SHAREHOLDER MEETING INFORMATION (Unaudited)

A special meeting of shareholders of ING Investors Trust was held October 25, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of the matter voted upon as well as the results are outlined below:

Matter:

1. To approve the election of eleven nominees to the Board of Trustees of the Portfolio.

Results:

			Shares
			Voted
		Shares	Against	Total
		Voted	or	Shares
	Proposal*	For	Withheld	Voted

Colleen D. Baldwin	1	3,787,478,530	84,389,869	3,871,868,399
John V. Boyer	1	3,778,369,963	93,498,436	3,871,868,399
Patricia W. Chadwick	1	3,786,456,414	85,411,985	3,871,868,399
Robert W. Crispin	1	3,787,220,601	84,647,798	3,871,868,399
Peter S. Drotch	1	3,785,189,094	86,679,305	3,871,868,399
J. Michael Earley	1	3,779,873,612	91,994,787	3,871,868,399
Patrick W. Kenny	1	3,787,313,841	84,554,558	3,871,868,399
Shaun P. Mathews	1	3,786,797,907	85,070,492	3,871,868,399
Sheryl K. Pressler	1	3,774,846,874	97,021,525	3,871,868,399
David W.C. Putnam	1	3,782,608,307	89,260,092	3,871,868,399
Roger B. Vincent	1	3,783,140,542	88,727,857	3,871,868,399

*	Proposal 1 passed at this meeting.

19

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at (800) 992-0180.

				Number of
				Portfolios
				in Fund
	Position(s)	Term of Office		Complex
	held with	and Length of	Principal Occupation(s)	Overseen	Other Directorships
Name, Address and Age	Trust	Time Served(1)	during the Past Five Years	by Trustee	held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Trustee	November 2007 — Present	Consultant (January 2005 — Present). Formerly, Chief Operating Officer, Ivy Asset Management Group (April 2002 — October 2004). Chief Operating Officer, AIG Global Investment Group. (May 1995 — January 2002).	179	None

John V. Boyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Trustee	January 2005 — Present	Consultant (July 2007 — Present). Formerly, President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 — July 2007), and Executive Director, The Mark Twain House & Museum(2) (September 1989 — November 2005).	179	None

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	Trustee	January 2006 — Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 — Present).	179	Wisconsin Energy (June 2006 — Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	November 2007 — Present	Retired partner. PricewaterhouseCoopers.	179	First Marblehead Corporation, (October 2003 — Present); BlackRock Funds/State Street Research Funds, Trustee (February 2004 — January 2007); Tufts Health Plan, Director (June 2006 — Present); and University of Connecticut, Trustee (November 2004 — Present).

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Trustee	January 1997 — Present	President, Chief Executive Officer and Director, Bankers Trust Company, N.A., Des Moines (June 1992 — Present).	179	Midamerica Financial Corporation (December 2002 — Present).

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 65	Trustee	January 2005 — Present	President and Chief Executive Officer, International Insurance Society (June 2001 — Present).	179	Assured Guaranty Ltd. (April 2004 — Present); and Odyssey Reinsurance Holdings (November 2006 — Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 57	Trustee	January 2006 — Present	Consultant (May 2001 — Present).	179	Stillwater Mining Company (May 2002 — Present); California HealthCare Foundation (June 1999 — Present); and Romanian-American Enterprise Fund (February 2004 — Present).

20

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

				Number of
				Portfolios
				in Fund
	Position(s)	Term of Office		Complex
	held with	and Length of	Principal Occupation(s)	Overseen	Other Directorships
Name, Address and Age	Trust	Time Served(1)	during the Past Five Years	by Trustee	held by Trustee

David W. C. Putnam 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 68	Trustee	February 2002 — Present	Chair, Board of Directors and President, F. L. Putnam Securities Company, Inc. (June 1978 — Present).	179	Principled Equity Market Trust (December 1996 — Present); and Asian American Bank and Trust Company (June 1993 — Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Chairman/Trustee	January 1994 — Present	President, Springwell Corporation (March 1989 — Present).	179	UGI Corporation (February 2006 — Present); and UGI Utilities, Inc. (February 2006 — Present).

Trustees who are “Interested Persons:”

Robert W. Crispin(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	November 2007 — Present	Retired Chairman and Chief Investment Officer, ING Investment Management Co. 12/31/2007	179	ING Life Insurance and Annuity Company (May 2006 — Present); ING USA Annuity and Life Insurance Company (May 2006 — Present); Midwestern United Life Insurance Company (May 2006 — Present); ReliaStar Life Insurance Company (May 2006 — Present); Security Life of Denver Insurance Company (May 2006 — Present); Belair Insurance Company Inc. (August 2005 — Present); The Nordic Insurance Company of Canada (February 2005 — Present); Trafalgar Insurance Company of Canada (February 2005 — Present); ING Novex Insurance Company of Canada (February 2005 — Present); Allianz Insurance Company of Canada (February 2005 — Present); ING Canada Inc. (December 2004 — Present); ING Bank, fsb (June 2001 — Present); ING Investment Management, Inc (June 2001 — December 2007); ING Insurance Company of Canada (June 2001 — Present); Sul America S.A. (June 2001 — Present); and ING Foundation (March 2004 — Present).

21

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Number of
Portfolios
in Fund
	Position(s)	Term of Office		Complex
	held with	and Length of	Principal Occupation(s)	Overseen	Other Directorships
Name, Address and Age	Trust	Time Served(1)	during the Past Five Years	by Trustee	held by Trustee

Shaun P. Mathews(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Trustee	November 2007 — Present	President and Chief Executive Officer, ING Investments, LLC (December 2006 — Present), and Head of ING USFS Mutual Funds and Investment Products (October 2004 — Present). Formerly, CMO, ING USFS (April 2002 — October 2004), and Head of Rollover/Payout (October 2001 — December 2003).	179	Mark Twain House & Museum (September 2002 — Present); Connecticut Forum (May 2002 — Present); Capital Community College Foundation (February 2002 — Present); ING Services Holding Company, Inc. (May 2000 — Present); Southland Life Insurance Company (June 2002 — Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(4), ING Funds Services, LLC(5), ING Investments, LLC(6) and ING Pilgrim Funding, Inc. (March 2006 — Present).

(1)	Trustees serve until their successors are duly elected and qualified, subject to the Board’s retirement policy which states that each duly elected or appointed Trustee who is not an “interested person” of the Fund, as defined in the 1940 Act (“Independent Trustees”), shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)	Shaun Mathews, President, ING USFS Mutual Funds and Investment Products, has held a seat on the Board of Directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(3)	Messrs. Mathews and Crispin are deemed to be “interested persons” of the Trust as defined in the 1940 Act because of their relationship with ING Groep, the parent corporation of the Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(4)	ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(6)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

22

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Officers:

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	President and Chief Executive Officer	November 2006 — Present	President and Chief Executive Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2006 — Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004 — Present). Formerly, CMO, ING USFS (April 2002 — October 2004); and Head of Rollover/Payout (October 2001 — December 2003).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Executive Vice President	March 2003 — Present	Head of Mutual Fund Platform (February 2007 — Present); and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 — Present). Formerly, Head of Product Management (January 2005 — January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services, LLC(6) (October 2004 — December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 — March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 57	Executive Vice President	March 2003 — Present	Executive Vice President, ING Investments, LLC(2) (July 2000 — Present); and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 — Present). Formerly, Chief Investment Officer of International Investments (August 2000 — January 2003).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Executive Vice President and Chief Compliance Officer	March 2006 — Present November 2004 — Present	Chief Compliance Officer of the ING Funds (November 2004 — Present), ING Investments, LLC(2) and Directed Services, LLC(6) (March 2006 — Present); and Executive Vice President of the ING Funds (March 2006 — Present). Formerly, Chief Compliance Officer of ING Life Insurance and Annuity Company (March 2006 — December 2006); Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 — October 2004).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 — Present	Senior Vice President, ING Funds Services, LLC(3) (April 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 — March 2005); and Director of Financial Reporting, ING Investments, LLC(2) (March 2001 — September 2002).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Senior Vice President	November 2003 — Present	Senior Vice President, ING Investments, LLC(2) (October 2003 — Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(2) (January 2001 — October 2003).

23

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Ernest J. C’DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President	May 2006 — Present	Senior Vice President, ING Investments, LLC(2) (December 2006 — Present); and ING Funds Services, LLC(3) (April 2006 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 — March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 — December 2003).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	May 2006 — Present	Senior Vice President, Head of Division Operations, ING Funds (May 2006 — Present); and Vice President, Head of Division Operations, ING Funds Services, LLC(3) (March 2006 — Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 — March 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Vice President and Treasurer	January 2003 — Present March 2003 — Present	Vice President and Treasurer, ING Funds Services, LLC(3) (October 2001 — Present) and ING Investments, LLC(2) (August 1997 — Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Vice President	February 2003 — Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (July 1995 — Present); and Vice President, ING Investments, LLC(2) (February 1996 — Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 — Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 — October 2004).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 35	Vice President	September 2007 — Present	Vice President, Head of Mutual Fund Advisory Group (April 2007 — Present), Vice President, U.S. Mutual Funds and Investment Products (May 2005 — April 2007), Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 — May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Vice President	September 2004 — Present	Vice President, ING Funds Services, LLC(3) (September 2004 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 — September 2004); and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC(2) (September 1999 — October 2001).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Vice President	January 2007 — Present	Vice President, ING Funds Services, LLC(5) (December 2006 — Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 — December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 — August 2003).

24

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Kimberly K. Palmer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	March 2006 — Present	Vice President, ING Funds Services, LLC(3) (March 2006 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 — March 2006); Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 — August 2004); Associate Partner, AMVESCAP PLC (October 2000 — May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 — May 2003).

Mary Bea Wilkinson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	March 2003 — Present	Head of Strategic Relationships, ING US Financial Services (2003 — Present). Formerly, Senior Vice President, ING Outside Funds Group (2000 — 2002); and Senior Vice President and Chief Financial Officer, First Golden American Life Insurance Company of New York (1997 — 2000).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 31	Assistant Vice President	January 2003 — Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 — Present); and has held various other positions with ING Funds Services, LLC(3) for more than the last five years.

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Secretary	August 2003 — Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 — September 2003); and Associate General Counsel of AIG American General (January 1999 — November 2002).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Assistant Secretary	August 2003 — Present	Counsel, ING Americas, U.S. Legal Services (April 2003 — Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 — April 2003).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)	ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.

(6)	Directed Services, LLC is the sucessor in interest to Directed Services, Inc.

25

Investment Adviser
Directed Services, LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

Distributor
ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258

Transfer Agent
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141
Independent Registered Public Accounting Firm
KPMG LLP
99 High Street
Boston, Massachusetts 02110

Custodian
The Bank of New York Mellon Corporation
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-UFIIT3AIS (1207-022808)

Funds
Annual Report
December 31, 2007

ING Investors Trust

■  ING American Funds Bond Portfolio
■  ING American Funds Growth Portfolio
■  ING American Funds International Portfolio
■  ING American Funds Growth-Income Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Dear Shareholder,

It is impossible to discuss the current market climate without acknowledging the recent turmoil brought on by problems in the sub-prime mortgage market. Clearly the excesses in this sector of the market and other segments of collateralized debt have created challenges throughout credit markets worldwide.

Amidst the volatility, we at ING Funds remind our shareholders that the creditworthiness and quality of our funds’ holdings is our ultimate priority whether those holdings are part of our money market funds, fixed income funds or equity funds. Market volatility is an often present component of investing and we believe the best way to manage through turbulent environments is to build a well-balanced, fully-diversified portfolio, which aligns with your goals and risk tolerance.

ING Funds remains committed to developing and offering a diverse array of mutual funds designed to meet the goals of most investors. We urge you to work with your investment professional to make sure you are invested appropriately. Together, you can select the funds that will help you achieve your financial goals. We thank you for choosing ING Funds and look forward to continuing to serve you.

Sincerely,

Shaun P. Mathews
President
ING Funds
January 28, 2008

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

Market Perspective:  Year Ended December 31, 2007

After recording a solid, if frequently nervous, 8.2% in the first half of the reporting period, global equities in the form of the Morgan Stanley Capital International World IndexSM(1) (“MSCI World IndexSM”) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below) succumbed to a 3.2% loss in the second half of the reporting period, as some important debt markets all but seized up, the crisis threatening the solvency of financial institutions and forcing central bankers to throw lifelines to stranded borrowers, while investors fled to the safe haven of short Treasuries. By year-end, confidence was wavering, oil was nudging $100 per barrel and markets seemed to be pricing in a recession. In currencies, the yen strengthened as “carry trades” were unwound in the flight from risk. The euro benefited from the European Central Bank’s implacable refusal to match the Federal Reserve Board (the “Fed”) and reduce interest rates. But the pound finally gave back some of its recent gains as the UK housing market started to sag. For the second six months, the dollar fell 8.5% and 8.9% against the euro and yen respectively, but rose 0.3% against the pound.

A relentlessly deteriorating housing market had caused alarm in the sub-prime mortgage loan sector, where lax lending standards in a low interest rate environment, had driven foreclosure rates inexorably higher. The problem had been exacerbated over the years by the business of securitizing the loans. They would be sliced, diced and repackaged for handsome fees into other securities, then sold on in their billions worldwide to financial institutions, which purchased them by issuing commercial paper, over the cost of which an effortless profit could apparently be made.

At one level this spreads the loan risk. But when the originator is removed from those taking the risk another is created. Like the banking business in its simplest form, everything depends on confidence. When it became obvious that these securities, many of them rated A or higher, were ultimately backed by sub-prime and not so sub-prime mortgages with questionable repayment prospects, confidence evaporated. The asset-backed commercial paper market contracted sharply. Banks stopped lending to each other. The structured investment vehicles, their investors and sponsoring banks would have to bear huge losses, but which ones and how much?

The Fed’s first response to the liquidity and resulting economic threats was to reduce the discount rate, (the rate it will lend to banks), by 50 basis points (0.50%) on August 17, 2007 and another 100 basis points (1.00%) in three steps by year end, with matching cuts in the federal funds rate.

But it was no good. Using the discount window had a stigma attached to it while the liquidity problem was not an overnight one. The one-month London Interbank Offered Rate (“LIBOR”) continued to rise even as the Fed eased. A procession of financial institutions announced heavy write- downs of mortgage-backed assets, along with various capital saving and raising initiatives, including the tapping of billions of dollars from sovereign wealth funds based in the Middle-East and Asia, surely a development of historic significance.

The spread between the one-month LIBOR and the federal funds rate only drifted down after the announcement of coordinated central bank action to add liquidity where it was needed including in the U.S., the use of a “term auction facility” where loans would be auctioned and broader forms of collateral would be accepted.

But by year end global economic conditions were still clearly weakening and many felt that the U.S. might already be in or on the cusp of recession.

In U.S. fixed income markets’ the Treasury yield curve steepened in the first half and continued to do so in the second. The yield on the ten-year Treasury Note fell 100 basis points (1.00%) to 4.03%, while the yield on the three-month Bill fell 153 basis points (1.53%) to 3.14%. The broader Lehman Brothers® Aggregate Bond Index(2) (“LBAB”) of investment grade bonds returned 5.93% for the first half of the reporting period and 6.97% for the year ended December 31, 2007.

U.S. equities, represented by the Standard & Poor’s 500® Composite Stock Price Index(3) (“S&P 500® Index”) including dividends, lost 1.4% in the second half, with the worst fourth quarter since 2000, after gaining 7% through June. For a while, as the events described above played out, investors seemed to believe that the Fed had the will and the tools to keep any down turn brief. The S&P 500® Index actually made a new high on October 9, 2007. For the year ended December 31, 2007, the S&P 500® Index returned 5.49%. But, the sense that a serious crisis was only just beginning to unfold and a succession of earnings disappointments especially

2

Market Perspective:  Year Ended December 31, 2007

among the financials sector, increasingly weighed on sentiment as the year wound down. Bizarrely, gross domestic product (“GDP”) growth was being reported at a brisk 4.9% for the third quarter, even as S&P 500 companies were reporting a decline in operating profits, the first fall in more than five years.

Internationally, the MSCI Japan® Index(4) slumped 15.8% in the second half of the reporting period on a resumption of falling consumer prices and fading global growth, while the strengthening yen threatened all-important exports. For the year ended December 31, 2007, the MSCI Japan® Index lost 4.23%. The MSCI Europe ex UK® Index(5) lost 4.8% in the second six months of the reporting period. A first half rally gave way to nervousness in mid-July after another rate increase and turned into a rout as the sub-prime debacle took shape. U.S. rate cuts were not reciprocated by the European Central Bank, which, with headline inflation up to 3.1%, confined its response to making liquidity available to the banking system, a staggering €500 billion on December 18, 2007. In the UK, stocks surged into the summer making the August 2007 slide even more violent than in continental Europe. But similar inflation worries limited the Bank of England to one 0.25% rate reduction despite a clearly weakening housing market. The MSCI UK® Index(5) fell 1.4% in the second half of the reporting period and returned 8.36% for the year ended December 31, 2007.
(1) The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada Australia, New Zealand and the Far East.

(2) The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(4) The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(5) The MSCI Europe ex UK® Index is a free float rising adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(6) The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING American Funds Bond Portfolio
Portfolio Managers’ Report

ING American Funds Bond Portfolio (the “Portfolio”) seeks to maximize your level of current income and preserve your capital by investing all of its assets in the Class 1 Shares of the Bond Fund, a series of American Funds Insurance Series®, a registered open-end investment company. Please refer to the Bond Fund commentary of the Annual Report of the American Funds Insurance Series on page 51.

For the year ended December 31, 2007, the Portfolio returned (0.10)%, compared to the Citigroup Broad Investment-Grade (Big) Bond Index(1) and Lehman Brothers Aggregate Bond Index,(2) (“LBAB”) which returned 2.19% and 2.08%, respectively.

Cumulative Total Returns for the Periods Ended December 31, 2007
	Since Inception
	November 12, 2007

ING American Funds Bond Portfolio	(0.10)%
Citigroup Broad Investment-Grade (BIG) Bond Index(1)	2.19	%(3)
LBAB Index(2)	2.08	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Funds Bond Portfolio against the indicies indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Adviser may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. Portfolio holdings are subject to change daily.

Portfolio holdings are subject to change daily.

(1)	Citigroup Broad Investment-Grade (BIG) Bond Index represents a market capitalization-weighted index that includes U.S. Treasury, government-sponsored, mortgage and investment-grade fixed-rate corporates with a maturity of one year or longer.

(2)	The LBAB Index is an unmanaged index composed of securities from the Lehman Brothers Intermediate Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset Backed Securities Index including securities that are investment-grade quality or better and have at least one year to maturity.

(3)	Since inception performance of the index is shown from November 1, 2007.

4

ING American Funds Growth Portfolio
Portfolio Managers’ Report

ING American Funds Growth Portfolio (the “Portfolio”) seeks to make your investment grow by investing all of its assets in the Class 2 Shares of the Growth Fund, a series of American Funds Insurance Series®, a registered open-end investment company. Please refer to the Growth Fund commentary of the Annual Report of the American Funds Insurance Series on page 48.

For the year ended December 31, 2007, the Portfolio returned 11.76%, compared to the S&P 500® Composite Stock Price Index (“S&P 500® Index”)(1), which returned 5.49%.

Average Annual Total Returns for the Periods Ended December 31, 2007
		Since Inception
	1 Year	September 2, 2003

ING American Funds Growth Portfolio	11.76%	13.07%
S&P 500® Index(1)	5.49%	11.09	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Funds Growth Portfolio against the index indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Adviser may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. Portfolio holdings are subject to change daily.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2)	Since inception performance of the index is shown from September 1, 2003.

5

ING American Funds International Portfolio
Portfolio Managers’ Report

ING American Funds International Portfolio (the “Portfolio”) seeks to make your investment grow over time by investing all of its assets in the Class 2 Shares of the International Fund, a series of American Funds Insurance Series®, a registered open-end investment company. Please refer to the International Fund commentary of the Annual Report of the American Funds Insurance Series on page 49.

For the year ended December 31, 2007, the Portfolio returned 19.41%, compared to the Morgan Stanley Capital International Europe, Australasia and the Far East® Index (“MSCI EAFE® Index”)(1), which returned 11.17%.

Average Annual Total Returns for the Periods Ended December 31, 2007
		Since Inception
	1 Year	September 2, 2003

ING American Funds International Portfolio	19.41%	21.55%
MSCI EAFE® Index(1)	11.17%	21.36	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Funds International Portfolio against the index indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Adviser may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. Portfolio holdings are subject to change daily.

Portfolio holdings are subject to change daily.

(1)	The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(2)	Since inception performance of the index is shown from September 1, 2003.

6

ING American Funds Growth-Income Portfolio
Portfolio Managers’ Report

ING American Funds Growth-Income Portfolio (the “Portfolio”) seeks to make your investment grow and to provide you with income over time by investing all of its assets in the Class 2 Shares of the Growth-Income Fund, a series of American Funds Insurance Series®, a registered open-end investment company. Please refer to the Growth-Income commentary of the Annual Report of the American Funds Insurance Series on page 50.

For the year ended December 31, 2007, the Portfolio returned 4.49%, compared to the S&P 500® Composite Stock Price Index (“S&P 500® Index”)(1), which returned 5.49%.

Average Annual Total Returns for the Periods Ended December 31, 2007
		Since Inception
	1 Year	September 2, 2003

ING American Funds Growth-Income Portfolio	4.49%	10.01%
S&P 500® Index(1)	5.49%	11.09	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Funds Growth-Income Portfolio against the index indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Adviser may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. Portfolio holdings are subject to change daily.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of the securities of the largest companies in the U.S.

(2)	Since inception performance of the index is shown from September 1, 2003.

7

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING American Funds Bond Portfolio	July 1, 2007	December 31, 2007	Ratio	December 31, 2007*

Actual Portfolio Return	$1,000.00	$999.00	0.89%	$1.19 **
Hypothetical (5% return before expenses)	$1,000.00	$1,020.72	0.89%	$4.53

ING American Funds Growth Portfolio

Actual Portfolio Return	$1,000.00	$1,013.10	1.07%	$5.43
Hypothetical (5% return before expenses)	$1,000.00	$1,019.81	1.07%	$5.45

*	Expenses are equal to each Portfolio’s respective annualized expense ratios, including the expenses of the underlying fund, multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

**	Commencement of operations was November 12, 2007. Expenses paid reflect the 49 day period ended December 31, 2007.

8

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING American Funds International Portfolio	July 1, 2007	December 31, 2007	Ratio	December 31, 2007*

Actual Portfolio Return	$1,000.00	$1,063.10	1.24%	$6.45
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	1.24%	$6.31

ING American Funds Growth-Income Portfolio

Actual Portfolio Return	$1,000.00	$969.40	1.02%	$5.06
Hypothetical (5% return before expenses)	$1,000.00	$1,020.06	1.02%	$5.19

*	Expenses are equal to each Portfolio’s respective annualized expense ratios, including the expenses of the underlying fund, multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Investors Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING American Funds Bond Portfolio, ING American Funds Growth Portfolio, ING American Funds International Portfolio, and ING American Funds Growth-Income Portfolio, each a series of ING Investors Trust, as of December 31, 2007, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the transfer agent of the master funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2007, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2008

10

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2007

(Amounts in thousands, except for ING American Funds Bond Portfolio and per share amounts)
	ING	ING	ING	ING
	American Funds	American Funds	American Funds	American Funds
	Bond	Growth	International	Growth-Income
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in affiliated master fund at value(1)*	$1,010	$2,533,306	$1,609,575	$1,650,441
Cash	—	10	4	5
Receivables:
Affiliated investment securities sold	—	4,456	11,656	—
Fund shares sold	—	—	—	11,722
Prepaid expenses	—	1	1	1

Total assets	1,010	2,537,773	1,621,236	1,662,169

LIABILITIES:
Payable for affiliated investment securities purchased	—	—	—	11,717
Payable for fund shares redeemed	—	4,456	11,656	5
Accrued distribution fees	—	1,075	677	697
Payable for trustee fees	—	24	14	14
Other accrued expenses and liabilities	—	210	115	157

Total liabilities	—	5,765	12,462	12,590

NET ASSETS	$1,010	$2,532,008	$1,608,774	$1,649,579

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,009	$1,884,341	$1,120,375	$1,375,122
Undistributed net investment income	42	17,707	25,645	21,434
Accumulated net realized gain on affiliated master fund	—	166,813	82,838	59,154
Net unrealized appreciation or depreciation on affiliated master fund	(41)	463,147	379,916	193,869

NET ASSETS	$1,010	$2,532,008	$1,608,774	$1,649,579

* Cost of investments in affiliated master fund	$1,051	$2,070,159	$1,229,659	$1,456,572
Net assets	$1,010	$2,532,008	$1,608,774	$1,649,579
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	101	35,603	61,263	37,025
Net asset value and redemption price per share	$9.99	$71.12	$26.26	$44.55

(1)	The affiliated master funds for the ING American Funds Bond, ING American Funds Growth, ING American Fund International and ING American Funds Growth-Income Portfolios are the Class 1 shares of the American Bond and Class 2 shares of the American Growth, American International and American Growth-Income Funds, respectively. These financial statements should be read in conjunction with the affiliated master American Funds’ financial statements.

See Accompanying Notes to Financial Statements

11

STATEMENTS OF OPERATIONS

(Amounts in thousands, except for ING American Funds Bond Portfolio)
	ING	ING	ING	ING
	American Funds	American Funds	American Funds	American Funds
	Bond	Growth	International	Growth-Income
	Portfolio	Portfolio	Portfolio	Portfolio
	November 12, 2007(2)	Year Ended	Year Ended	Year Ended
	to December 31,	December 31,	December 31,	December 31,
	2007	2007	2007	2007

INVESTMENT INCOME:
Dividends from affiliated master fund(1)	$41	$18,936	$22,157	$24,877
Interest	—	2	1	1

Total investment income	41	18,938	22,158	24,878

EXPENSES:
Distribution and service fees	—	11,437	6,624	7,808
Transfer agent fees	—	2	2	1
Shareholder reporting expense	—	97	44	68
Registration fees	—	1	1	1
Professional fees	—	124	78	89
Custody and accounting expense	—	172	95	122
Trustee fees	—	56	43	39
Miscellaneous expense	—	45	23	32

Total expenses	—	11,934	6,910	8,160

Net investment income	41	7,004	15,248	16,718

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Distributions of realized gains from affiliated master fund	—	152,695	62,033	50,212
Net realized gain on sales of affiliated master fund	—	24,833	31,210	13,671

Net realized gain on affiliated master fund	—	177,528	93,243	63,883

Net change in unrealized appreciation or depreciation on affiliated master fund	(41)	53,961	117,788	(19,621)

Net realized and unrealized gain (loss) on affiliated master fund and net realized gain distribution from affiliated master fund	(41)	231,489	211,031	44,262

Increase in net assets resulting from operations	$—	$238,493	$226,279	$60,980

(1)	The affiliated master funds for the ING American Funds Bond, ING American Funds Growth, ING American Fund International and ING American Funds Growth-Income Portfolios are the Class 1 shares of the American Bond and Class 2 shares of the American Bond, American Growth, American International and American Growth-Income Funds, respectively. These financial statements should be read in conjunction with the affiliated master American Funds’ financial statements.

(2)	Commencement of operations.

See Accompanying Notes to Financial Statements

12

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands, except for ING American Funds Bond Portfolio)
	ING American Funds	ING American Funds
	Bond Portfolio	Growth Portfolio
	November 12, 2007(1)	Year Ended	Year Ended
	to December 31,	December 31,	December 31,
	2007	2007	2006

FROM OPERATIONS:
Net investment income	$41	$7,004	$5,919
Net realized gain on affiliated master fund	—	177,528	17,696
Net change in unrealized appreciation or depreciation on affiliated master fund	(41)	53,961	144,530

Increase in net assets resulting from operations	—	238,493	168,145

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	—	(5,921)	(3,198)
Net realized gains	—	(17,700)	(2,178)

Total distributions	—	(23,621)	(5,376)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,010	333,745	352,474
Dividends reinvested	—	23,621	5,376

	1,010	357,366	357,850
Cost of shares redeemed	—	(81,503)	(29,696)

Net increase in net assets resulting from capital share transactions	1,010	275,863	328,154

Net increase in net assets	1,010	490,735	490,923

NET ASSETS:
Beginning of period	—	2,041,273	1,550,350

End of period	$1,010	$2,532,008	$2,041,273

Undistributed net investment income at end of period	$42	$17,707	$5,914

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

13

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in Thousands)
	ING American Funds		ING American Funds
	International Portfolio		Growth-Income Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

FROM OPERATIONS:
Net investment income	$15,248	$12,000	$16,718	$14,062
Net realized gain on affiliated master fund	93,243	21,682	63,883	32,062
Net change in unrealized appreciation or depreciation on affiliated master fund	117,788	122,563	(19,621)	125,635

Increase in net assets resulting from operations	226,279	156,245	60,980	171,759

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(11,998)	(6,605)	(15,328)	(8,662)
Net realized gains	(21,684)	(1,918)	(30,799)	(4,366)

Total distributions	(33,682)	(8,523)	(46,127)	(13,028)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	345,990	299,292	219,988	210,235
Dividends reinvested	33,682	8,523	46,127	13,028

	379,672	307,815	266,115	223,263
Cost of shares redeemed	(90,084)	(47,716)	(58,764)	(18,266)

Net increase in net assets resulting from capital share transactions	289,588	260,099	207,351	204,997

Net increase in net assets	482,185	407,821	222,204	363,728

NET ASSETS:
Beginning of year	1,126,589	718,768	1,427,375	1,063,647

End of year	$1,608,774	$1,126,589	$1,649,579	$1,427,375

Undistributed net investment income at end of year	$25,645	$11,993	$21,434	$15,321

See Accompanying Notes to Financial Statements

14

ING American Funds Bond Portfolio
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

November 12,
2007(1) to
December 31,
2007

Per Share Operating Performance:
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	$0.41
Net realized and unrealized loss on affiliated master fund	$(0.42)
Total from investment operations	$(0.01)
Net asset value, end of period	$9.99
Total Return(2)%	(0.10)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1
Ratios to average net assets:
Expenses excluding expenses of the master fund(3)%	0.52
Net investment income(3)%	30.48
Portfolio turnover rate(4)%	0

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	Portfolio turnover rate is calculated based on the Portfolio’s purchases or sales of the master fund.

November 12,
2007(5) to
December 31,
2007

Expenses including gross expenses of the master fund(6)%	0.93
Expenses including net expenses of the master fund(6)%	0.89
Portfolio turnover rate of master fund %	57

(5)	Commencement of operations.

(6)	Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

15

ING American Funds Growth Portfolio
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

							September 2,
							2003(1) to
	Year Ended December 31,						December 31,
	2007	2006		2005	2004		2003

Per Share Operating Performance:
Net asset value, beginning of period	$64.29	58.81		50.88	45.47		42.35
Income (loss) from investment operations:
Net investment income (loss)	$0.19	0.20	*	0.12	(0.09)		0.01
Net realized and unrealized gain on affiliated master fund	$7.37	5.46		7.82	5.50		3.11
Total from investment operations	$7.56	5.66		7.94	5.41		3.12
Less distributions from:
Net investment income	$0.18	0.11		—	0.00	**	—
Net realized gains from affiliated master fund	$0.55	0.07		0.01	0.00	**	—
Total distributions	$0.73	0.18		0.01	0.00	**	—
Net asset value, end of period	$71.12	64.29		58.81	50.88		45.47
Total Return(2)%	11.76	9.65		15.61	11.91		7.37

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,532,008	2,041,273		1,550,350	854,657		130,333
Ratios to average net assets:
Expenses excluding expenses of the master fund(3)%	0.52	0.53		0.52	0.53		0.53
Net investment income (loss)(3)%	0.31	0.33		0.27	(0.27)		0.09
Portfolio turnover rate(4)%	3	1		1	3		0 **

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	Portfolio turnover rate is calculated based on the Portfolio’s purchases or sales of the master fund.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than 0.500% or $0.005.

					September 2,
					2003(5) to
	Year Ended December 31,				December 31,
	2007	2006	2005	2004	2003

Expenses including gross expenses of the master fund(6)%	1.10	1.12	1.12	1.14	1.17
Expenses including net expenses of the master fund(6)%	1.07	1.09	1.09	1.14	1.17
Portfolio turnover rate of master fund %	40	35	29	30	34

(5)	Commencement of operations.

(6)	Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

16

ING American Funds International Portfolio
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

									September 2,
									2003(1) to
	Year Ended December 31,								December 31,
	2007		2006		2005		2004		2003

Per Share Operating Performance:
Net asset value, beginning of period	$22.56		19.24		16.03		13.53		11.78
Income from investment operations:
Net investment income	$0.28	*	0.27	*	0.23	*	0.22	*	0.12
Net realized and unrealized gain on affiliated master fund	$4.07		3.24		3.10		2.30		1.63
Total from investment operations	$4.35		3.51		3.33		2.52		1.75
Less distributions from:
Net investment income	$0.23		0.15		0.09		0.02		—
Net realized gains from affiliated master fund	$0.42		0.04		0.03		0.00	**	—
Total distributions	$0.65		0.19		0.12		0.02		—
Net asset value, end of period	$26.26		22.56		19.24		16.03		13.53
Total Return(2)%	19.41		18.35		20.92		18.64		14.86

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,608,774		1,126,589		718,768		326,471		44,814
Ratios to average net assets:
Expenses excluding expenses of the master fund(3)%	0.52		0.53		0.52		0.53		0.53
Net investment income(3)%	1.15		1.30		1.33		1.54		6.96
Portfolio turnover rate(4)%	6		4		2		5		2

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	Portfolio turnover rate is calculated based on the Portfolio’s purchases or sales of the master fund.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005.

					September 2,
					2003(5) to
	Year Ended December 31,				December 31,
	2007	2006	2005	2004	2003

Expenses including gross expenses of the master fund(6)%	1.29	1.32	1.34	1.37	1.41
Expenses including net expenses of the master fund(6)%	1.24	1.27	1.29	1.36	1.41
Portfolio turnover rate of master fund %	41	29	40	37	41

(5)	Commencement of operations.

(6)	Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

17

ING American Funds Growth-Income Portfolio
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

									September 2,
									2003(1) to
	Year Ended December 31,								December 31,
	2007		2006		2005		2004		2003

Per Share Operating Performance:
Net asset value, beginning of period	$43.90		38.72		36.93		33.67		30.83
Income from investment operations:
Net investment income	$0.49	*	0.47	*	0.38	*	0.29	*	0.20
Net realized and unrealized gain on affiliated master fund	$1.54		5.15		1.57		3.01		2.64
Total from investment operations	$2.03		5.62		1.95		3.30		2.84
Less distributions from:
Net investment income	$0.46		0.29		0.13		0.04		—
Net realized gains from affiliated master fund	$0.92		0.15		0.03		0.00	**	—
Total distributions	$1.38		0.44		0.16		0.04		—
Net asset value, end of period	$44.55		43.90		38.72		36.93		33.67
Total Return(2)%	4.49		14.61		5.29		9.79		9.21

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,649,579		1,427,375		1,063,647		660,757		97,992
Ratios to average net assets:
Expenses excluding expenses of the master fund(3)%	0.52		0.53		0.52		0.53		0.53
Net investment income(3)%	1.07		1.14		1.00		0.84		4.41
Portfolio turnover rate(4)%	3		1		1		2		0 **

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	Portfolio turnover rate is calculated based on the Portfolio’s purchases or sales of the master fund.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than 0.500% or $0.005.

					September 2,
					2003(5) to
	Year Ended December 31,				December 31,
	2007	2006	2005	2004	2003

Expenses including gross expenses of the master fund(6)%	1.04	1.06	1.06	1.08	1.12
Expenses including net expenses of the master fund(6)%	1.02	1.03	1.04	1.08	1.12
Portfolio turnover rate of master fund %	24	25	20	21	21

(5)	Commencement of operations.

(6)	Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

18

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007

NOTE 1 — ORGANIZATION

Organization. ING Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. At December 31, 2007 the Trust had sixty operational portfolios. The four portfolios included in this report are: ING American Funds Bond Portfolio (“Bond”), ING American Funds Growth Portfolio (“Growth”), ING American Funds International Portfolio (“International”) and ING American Funds Growth-Income Portfolio (“Growth-Income”) (each; a “Portfolio” and collectively, the “Portfolios”). Each Portfolio is a diversified series of the Trust.

Each Portfolio operates as a “feeder fund” and seeks to achieve its investment objective by investing all its investable assets in a separate series (“Master Fund”). Each Master Fund is a series of American Funds Insurance Series® (“American Funds”), a registered open-end management investment company that has the same investment objective and substantially similar policies as each Portfolio. As of December 31, 2007, Bond, Growth, International, and Growth-Income held 0.0%, 8.2%, 13.9% and 5.6% of the American Bond Fund, American Growth Fund, American International Fund and American Growth-Income Fund, respectively. Each Master Fund directly acquires securities and a Portfolio investing in the Master Fund acquires an indirect interest in those securities.

Shares of the Trust are currently being offered only to participating insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies (“Variable Contracts”) issued by the participating insurance companies.

The Trust is intended to serve as investment options for (i) Variable Contracts offered by insurance companies, and (ii) certain qualified pension and retirement plans, as permitted under the federal tax rules relating to the Series serving as investment mediums for Variable Contracts. The Trust currently provides investment options for Variable Contracts offered by: ING USA Annuity and Life Insurance Company (“ING USA”), Security Life of Denver, ReliaStar Life Insurance Company, ING Life Insurance Company of America, ING Life Insurance and Annuity Company, and ReliaStar Life Insurance Company of New York, each an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services institutions in the world, and offers an array of banking, insurance and asset management services to both individuals and investors.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. The valuation of each Portfolio’s investment in its corresponding Master Fund is based on the net asset value of that Master Fund each business day. Valuation of the investments by the Master Funds is discussed in the Master Funds’ notes to financial statements, which accompany this report.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

C.	Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio distributes dividends and capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D.	Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and related excise tax provisions and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expire.

19

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

E.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.	Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase the security at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to a repurchase price. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

G.	Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”) and ING Funds Services, LLC (the “Administrator”), both indirect, wholly-owned subsidiaries of ING Groep, provide each of the Portfolios with advisory and administrative services, respectively, under a management agreement and an administration agreement (the “Agreements”). Under the terms of the Agreements, during periods when each Portfolio invests all or substantially all of its assets in another investment company, the Portfolio pays no management fee and no administration fee. During periods when the Portfolios invest directly in investment securities, each Portfolio pays the Administrator a monthly administration fee of 0.10% of its average daily net assets and the Investment Adviser a monthly management fee based on the following annual rates of the average daily net assets of the Portfolios:

Portfolio	Fee

Bond	0.48% of the first $600 million; 0.44% of the next $400 million; 0.40% of the next $1 billion; 0.38% of the next $1 billion; and 0.36% of the amount in excess of $3 billion

Growth	0.50% of the first $600 million; 0.45% of the next $400 million; 0.42% of the next $1 billion; 0.37% of the next $1 billion; 0.35% on the next $2 billion; 0.33% of the next $3 billion; 0.315% of the next $5 billion; and 0.30% of the amount in excess of $13 billion

International	0.69% of the first $500 million; 0.59% on the next $500 million; 0.53% on the next $500 million; 0.50% on the next $1 billion; 0.48% on the next $1.5 billion; 0.47% on the next $2.5 billion; 0.46% on the next $4 billion; and 0.45% of the amount in excess of $10.5 billion

Growth-Income	0.50% of the first $600 million; 0.45% on the next $900 million; 0.40% on the next $1 billion; 0.32% on the next $1.5 billion; 0.285% on the next $2.5 billion; 0.256% on the next $4 billion; and 0.242% of the amount in excess of $10.5 billion

Because each Portfolio invests all of its assets in a Master Fund, the Portfolio and its shareholders will bear the fees and expenses of the Portfolio and the Master Fund in which it invests, with the result that the

20

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

Portfolio’s expenses may be higher than those of other mutual funds which invest directly in securities.

NOTE 4 — INVESTMENTS IN MASTER FUNDS

For the year ended December 31, 2007, the cost of purchases and the proceeds from the sales of the Master Funds, were as follows (in thousands except for Bond):

	Purchases	Sales

Bond	$1,051	$—
Growth	487,351	71,734
International	412,727	73,481
Growth-Income	278,950	50,232

NOTE 5 — DISTRIBUTION FEES

Each of the Portfolios has entered into a Rule 12b-1 distribution plan (the “Distribution Plan”) with ING Funds Distributor, LLC (“IFD” or the “Distributor”). The Distribution Plan provides that each Portfolio shall pay a 12b-1 distribution fee, for distribution services including payments to IFD, at an annual rate not to exceed 0.50% of the average daily net assets. In addition, each Master Fund pays 0.25% of average assets annually to American Funds Distributors, Inc. pursuant to a plan of distribution which fees are indirectly borne by the Portfolios.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

The Trust has adopted a Retirement Policy (the “Policy”) covering all independent trustees of the Portfolio who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this Policy are based on an annual rate as defined in the Policy.

Investors in the Portfolios should recognize that an investment in the Portfolios bears not only a proportionate share of the expenses of the Portfolios (including operating costs and management fees) but also indirectly similar expenses of the underlying mutual funds in which each Portfolio invests. These investors also bear the proportionate share of any sales charges incurred by the Portfolios related to the purchase of shares of the mutual fund investments.

At December 31, 2007, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

ING Life Insurance and Annuity Company — American Bond (99.01%).

ING USA Annuity and Life Insurance Company — American Funds Growth (97.20%); American Funds International (96.61%); American Funds Growth-Income (96.86%).

The Investment Adviser incurred the initial start up costs for Bond Portfolio of approximately $20,000.

NOTE 7 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows (in thousands except for American Funds Bond):

Year
Ended
December 31,
2007

American Funds Bond (Number of Shares)
Shares sold	101

Net increase in shares outstanding	101

American Funds Bond ($)
Shares sold	$1,010

Net increase	$1,010

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2007	2006

American Funds Growth (Number of Shares)
Shares sold	4,727	5,796
Dividends reinvested	333	89
Shares redeemed	(1,210)	(496)

Net increase in shares outstanding	3,850	5,389

American Funds Growth ($)
Shares sold	$333,745	$352,474
Dividends reinvested	23,621	5,376
Shares redeemed	(81,503)	(29,696)

Net increase	$275,863	$328,154

21

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 7 — CAPITAL SHARES (continued)

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2007	2006

American Funds International (Number of Shares)
Shares sold	13,723	14,534
Dividends reinvested	1,348	420
Shares redeemed	(3,745)	(2,381)

Net increase in shares outstanding	11,326	12,573

American Funds International ($)
Shares sold	$345,990	$299,292
Dividends reinvested	33,682	8,523
Shares redeemed	(90,084)	(47,716)

Net increase	$289,588	$260,099

	Year	Year
	Ended	Ended
	December 31,	December 31,
	2007	2006

American Funds Growth-Income (Number of Shares)
Shares sold	4,816	5,164
Dividends reinvested	994	326
Shares redeemed	(1,299)	(445)

Net increase in shares outstanding	4,511	5,045

American Funds Growth-Income ($)
Shares sold	$219,988	$210,235
Dividends reinvested	46,127	13,028
Shares redeemed	(58,764)	(18,266)

Net increase	$207,351	$204,997

NOTE 8 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital. The following permanent tax differences have been reclassified as of December 31, 2007 (amounts in thousands except Bond):

			Accumulated
			Net Realized
	Paid-in	Undistributed	Gains/(Losses)
	Capital	Net Investment Income	On Investments

Bond	$(1)	$1	$—
Growth	—	10,711	(10,711)
International	—	10,401	(10,401)
Growth-Income	—	4,723	(4,723)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows (amounts in thousands):

	Year Ended		Year Ended
	December 31, 2007		December 31, 2006
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains

Growth	$5,921	$17,700	$3,408	$1,968
International	11,998	21,684	6,605	1,918
Growth-Income	15,328	30,799	8,666	4,363

The tax-basis components of distributable earnings for federal income tax purposes as of December 31, 2007 were (amounts in thousands except Bond):

	Undistributed	Undistributed
	Ordinary	Long-Term	Unrealized
	Income	Capital Gains	Appreciation/Depreciation

Bond	$42	$—	$(41)
Growth	28,419	156,102	463,147
International	36,046	72,437	379,916
Growth-Income	26,158	54,431	193,869

The Portfolio’s major tax jurisdictions are federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2003.

22

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 9 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 was effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. However, acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the SEC indicated that they would not object if a fund implemented FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Portfolios has analyzed the tax positions of the Portfolios. Upon adoption of FIN 48, we identified no uncertain tax positions that have not met the more likely-than-not standard.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of December 31, 2007, management of the Portfolios is currently assessing the impact in addition to expanded financial statement disclosure, if any, that will result from adopting SFAS No. 157.

NOTE 10 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

As discussed in earlier supplements that were previously filed with the SEC, ING Investments, the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

23

NOTES TO FINANCIAL STATEMENTS as of December 31, 2007 (continued)

NOTE 10 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

Other Regulatory Matters

The New York Attorney General and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of ING Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation concerning their administration of the New Hampshire state employees deferred compensation plan.

Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

24

PORTFOLIO OF INVESTMENTS
ING American Funds Bond Portfolio
as of December 31, 2007

Shares			Value

AFFILIATED INVESTMENT COMPANIES: 100.0%
90	American Funds Growth Fund — Class 1 Shares		$1,010

	Total Investments in Securities (Cost $1,051)*	100.0%	$1,010
	Other Assets and Liabilities - Net	—	—

	Net Assets	100.0%	$1,010

*	Cost for federal income tax purposes is the same as for financial statement purposes.

	Net unrealized depreciation consists of:
	Gross Unrealized Appreciation	$—
	Gross Unrealized Depreciation	(41)

	Net Unrealized Depreciation	$(41)

See Accompanying Notes to Financial Statements

25

PORTFOLIO OF INVESTMENTS
ING American Funds Growth Portfolio
as of December 31, 2007

Shares			Value
(Amounts in			(Amounts in
Thousands)			Thousands)

AFFILIATED INVESTMENT COMPANIES: 100.0%
37,969	American Funds Growth Fund — Class 2 Shares		$2,533,306

	Total Investments in Securities (Cost $2,070,159)*	100.0%	$2,533,306
	Other Assets and Liabilities - Net	(0.0)	(1,298)

	Net Assets	100.0%	$2,532,008

*	Cost for federal income tax purposes is the same as for financial statement purposes.

	Net unrealized appreciation consists of (amounts in thousands):
	Gross Unrealized Appreciation	$463,147
	Gross Unrealized Depreciation	—

	Net Unrealized Appreciation	$463,147

See Accompanying Notes to Financial Statements

26

PORTFOLIO OF INVESTMENTS
ING American Funds International Portfolio
as of December 31, 2007

Shares			Value
(Amounts in			(Amounts in
Thousands)			Thousands)

AFFILIATED INVESTMENT COMPANIES: 100.0%
65,112	American Funds International Fund — Class 2 Shares		$1,609,575

	Total Investments in Securities (Cost $1,229,659)*	100.0%	$1,609,575
	Other Assets and Liabilities - Net	(0.0)	(801)

	Net Assets	100.0%	$1,608,774

*	Cost for federal income tax purposes is the same as for financial statement purposes.

	Net unrealized appreciation consists of (amounts in thousands):
	Gross Unrealized Appreciation	$379,916
	Gross Unrealized Depreciation	—

	Net Unrealized Appreciation	$379,916

See Accompanying Notes to Financial Statements

27

PORTFOLIO OF INVESTMENTS
ING American Funds Growth-Income Portfolio
as of December 31, 2007

Shares			Value
(Amounts in			(Amounts in
Thousands)			Thousands)

AFFILIATED INVESTMENT COMPANIES: 100.0%
39,054	American Funds Growth-Income Fund — Class 2 Shares		$1,650,441

	Total Investments in Securities (Cost $1,456,572)*	100.0%	$1,650,441
	Other Assets and Liabilities - Net	(0.0)	(862)

	Net Assets	100.0%	$1,649,579

*	Cost for federal income tax purposes is the same as for financial statement purposes.

	Net unrealized appreciation consists of (amounts in thousands):
	Gross Unrealized Appreciation	$193,869
	Gross Unrealized Depreciation	—

	Net Unrealized Appreciation	$193,869

See Accompanying Notes to Financial Statements

28

SHAREHOLDER MEETING INFORMATION (Unaudited)

A special meeting of shareholders of the ING Investors Trust was held October 25, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of the matter voted upon as well as the result is outlined below:

Matters:

1	To approve the election of eleven nominees to the Board of Trustees of the Portfolios.

Results:

			Shares voted
		Shares voted	against or	Shares	Broker	Total shares
	Proposal*	for	withheld	abstained	non-vote	voted

Colleen D. Baldwin	1	3,787,478,530	84,389,869	—	—	3,871,868,399
John V. Boyer	1	3,778,369,963	93,498,436	—	—	3,871,868,399
Patricia W. Chadwick	1	3,786,456,414	85,411,985	—	—	3,871,868,399
Robert W. Crispin	1	3,787,220,601	84,647,798	—	—	3,871,868,399
Peter S. Drotch	1	3,785,189,094	86,679,305	—	—	3,871,868,399
J. Michael Earley	1	3,779,873,612	91,994,787	—	—	3,871,868,399
Patrick W. Kenny	1	3,787,313,841	84,554,558	—	—	3,871,868,399
Shaun P. Mathews	1	3,786,797,907	85,070,492	—	—	3,871,868,399
Sheryl K. Pressler	1	3,774,846,874	97,021,525	—	—	3,871,868,399
David W.C. Putnam	1	3,782,608,307	89,260,092	—	—	3,871,868,399
Roger B. Vincent	1	3,783,140,542	88,727,857	—	—	3,871,868,399

*	Proposal 1 passed at this meeting.

29

TAX INFORMATION (Unaudited)

Dividends paid during the year ended December 31, 2007 were as follows:

Fund Name	Type	Per Share Amount

ING American Funds Growth Portfolio	NII	$0.1831
	LTCG	$0.5473
ING American Funds International Portfolio	NII	$0.2299
	LTCG	$0.4155
ING American Funds Growth-Income Portfolio	NII	$0.4575
	LTCG	$0.9193

NII — Net investment income

LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2007, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING American Funds Growth Portfolio	99.99%
ING American Funds Growth-Income Portfolio	99.99%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

30

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at (800) 992-0180.

				Number of
				Portfolios
				in Fund
	Position(s)	Term of Office		Complex
	held with	and Length of	Principal Occupation(s)	Overseen	Other Directorships
Name, Address and Age	Trust	Time Served(1)	during the Past Five Years	by Trustee	held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Trustee	November 2007 — Present	Consultant (January 2005 — Present). Formerly, Chief Operating Officer, Ivy Asset Management Group (April 2002 — October 2004). Chief Operating Officer, AIG Global Investment Group. (May 1995 — January 2002).	179	None

John V. Boyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Trustee	January 2005 — Present	Consultant (July 2007 — Present). Formerly, President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 — July 2007), and Executive Director, The Mark Twain House & Museum(2) (September 1989 — November 2005).	179	None

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	Trustee	January 2006 — Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 — Present).	179	Wisconsin Energy (June 2006 — Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	November 2007 — Present	Retired partner. PricewaterhouseCoopers.	179	First Marblehead Corporation, (October 2003 — Present); BlackRock Funds/State Street Research Funds, Trustee (February 2004 — January 2007); Tufts Health Plan, Director (June 2006 — Present); and University of Connecticut, Trustee (November 2004 — Present).

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Trustee	January 1997 — Present	President, Chief Executive Officer and Director, Bankers Trust Company, N.A., Des Moines (June 1992 — Present).	179	Midamerica Financial Corporation (December 2002 — Present).

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 65	Trustee	January 2005 — Present	President and Chief Executive Officer, International Insurance Society (June 2001 — Present).	179	Assured Guaranty Ltd. (April 2004 — Present); and Odyssey Reinsurance Holdings (November 2006 — Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 57	Trustee	January 2006 — Present	Consultant (May 2001 — Present).	179	Stillwater Mining Company (May 2002 — Present); California HealthCare Foundation (June 1999 — Present); and Romanian-American Enterprise Fund (February 2004 — Present).

31

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

				Number of
				Portfolios
				in Fund
	Position(s)	Term of Office		Complex
	held with	and Length of	Principal Occupation(s)	Overseen	Other Directorships
Name, Address and Age	Trust	Time Served(1)	during the Past Five Years	by Trustee	held by Trustee

David W. C. Putnam 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 68	Trustee	February 2002 — Present	Chair, Board of Directors and President, F. L. Putnam Securities Company, Inc. (June 1978 — Present).	179	Principled Equity Market Trust (December 1996 — Present); and Asian American Bank and Trust Company (June 1993 — Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Chairman/Trustee	January 1994 — Present	President, Springwell Corporation (March 1989 — Present).	179	UGI Corporation (February 2006 — Present); and UGI Utilities, Inc. (February 2006 — Present).

Trustees who are “Interested Persons:”

Robert W. Crispin(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	November 2007 — Present	Retired Chairman and Chief Investment Officer, ING Investment Management Co. 12/31/2007	179	ING Life Insurance and Annuity Company (May 2006 — Present); ING USA Annuity and Life Insurance Company (May 2006 — Present); Midwestern United Life Insurance Company (May 2006 — Present); ReliaStar Life Insurance Company (May 2006 — Present); Security Life of Denver Insurance Company (May 2006 — Present); Belair Insurance Company Inc. (August 2005 — Present); The Nordic Insurance Company of Canada (February 2005 — Present); Trafalgar Insurance Company of Canada (February 2005 — Present); ING Novex Insurance Company of Canada (February 2005 — Present); Allianz Insurance Company of Canada (February 2005 — Present); ING Canada Inc. (December 2004 — Present); ING Bank, fsb (June 2001 — Present); ING Investment Management, Inc (June 2001 — December 2007); ING Insurance Company of Canada (June 2001 — Present); Sul America S.A. (June 2001 — Present); and ING Foundation (March 2004 — Present).

32

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Number of
Portfolios
in Fund
	Position(s)	Term of Office		Complex
	held with	and Length of	Principal Occupation(s)	Overseen	Other Directorships
Name, Address and Age	Trust	Time Served(1)	during the Past Five Years	by Trustee	held by Trustee

Shaun P. Mathews(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Trustee	November 2007 — Present	President and Chief Executive Officer, ING Investments, LLC (December 2006 — Present), and Head of ING USFS Mutual Funds and Investment Products (October 2004 — Present). Formerly, CMO, ING USFS (April 2002 — October 2004), and Head of Rollover/Payout (October 2001 — December 2003).	179	Mark Twain House & Museum (September 2002 — Present); Connecticut Forum (May 2002 — Present); Capital Community College Foundation (February 2002 — Present); ING Services Holding Company, Inc. (May 2000 — Present); Southland Life Insurance Company (June 2002 — Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(4), ING Funds Services, LLC(5), ING Investments, LLC(6) and ING Pilgrim Funding, Inc. (March 2006 — Present).

(1)	Trustees serve until their successors are duly elected and qualified, subject to the Board’s retirement policy which states that each duly elected or appointed Trustee who is not an “interested person” of the Fund, as defined in the 1940 Act (“Independent Trustees”), shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)	Shaun Mathews, President, ING USFS Mutual Funds and Investment Products, has held a seat on the Board of Directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(3)	Messrs. Mathews and Crispin are deemed to be “interested persons” of the Trust as defined in the 1940 Act because of their relationship with ING Groep, the parent corporation of the Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(4)	ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(6)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

33

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Officers:

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	President and Chief Executive Officer	November 2006 — Present	President and Chief Executive Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2006 — Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004 — Present). Formerly, CMO, ING USFS (April 2002 — October 2004); and Head of Rollover/Payout (October 2001 — December 2003).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Executive Vice President	March 2003 — Present	Head of Mutual Fund Platform (February 2007 — Present); and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 — Present). Formerly, Head of Product Management (January 2005 — January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services, LLC(6) (October 2004 — December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 — March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 57	Executive Vice President	March 2003 — Present	Executive Vice President, ING Investments, LLC(2) (July 2000 — Present); and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 — Present). Formerly, Chief Investment Officer of International Investments (August 2000 — January 2003).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Executive Vice President and Chief Compliance Officer	March 2006 — Present November 2004 — Present	Chief Compliance Officer of the ING Funds (November 2004 — Present), ING Investments, LLC(2) and Directed Services, LLC(6) (March 2006 — Present); and Executive Vice President of the ING Funds (March 2006 — Present). Formerly, Chief Compliance Officer of ING Life Insurance and Annuity Company (March 2006 — December 2006); Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 — October 2004).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 — Present	Senior Vice President, ING Funds Services, LLC(3) (April 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 — March 2005); and Director of Financial Reporting, ING Investments, LLC(2) (March 2001 — September 2002).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Senior Vice President	November 2003 — Present	Senior Vice President, ING Investments, LLC(2) (October 2003 — Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(2) (January 2001 — October 2003).

34

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Ernest J. C’DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President	May 2006 — Present	Senior Vice President, ING Investments, LLC(2) (December 2006 — Present); and ING Funds Services, LLC(3) (April 2006 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 — March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 — December 2003).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	May 2006 — Present	Senior Vice President, Head of Division Operations, ING Funds (May 2006 — Present); and Vice President, Head of Division Operations, ING Funds Services, LLC(3) (March 2006 — Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 — March 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Vice President and Treasurer	January 2003 — Present March 2003 — Present	Vice President and Treasurer, ING Funds Services, LLC(3) (October 2001 — Present) and ING Investments, LLC(2) (August 1997 — Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Vice President	February 2003 — Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (July 1995 — Present); and Vice President, ING Investments, LLC(2) (February 1996 — Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 — Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 — October 2004).

William Evans 10 State House Road Hartford, Connecticut 06103 Age: 35	Vice President	September 2007 — Present	Vice President, Head of Mutual Fund Advisory Group (April 2007 — Present), Vice President, U.S. Mutual Funds and Investment Products (May 2005 — April 2007), Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 — May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Vice President	September 2004 — Present	Vice President, ING Funds Services, LLC(3) (September 2004 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 — September 2004); and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC(2) (September 1999 — October 2001).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Vice President	January 2007 — Present	Vice President, ING Funds Services, LLC(3) (December 2006 — Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 — December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 — August 2003).

35

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Kimberly K. Palmer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	March 2006 — Present	Vice President, ING Funds Services, LLC(3) (March 2006 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 — March 2006); Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 — August 2004); Associate Partner, AMVESCAP PLC (October 2000 — May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 — May 2003).

Mary Bea Wilkinson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	March 2003 — Present	Head of Strategic Relationships, ING US Financial Services (2003 — Present). Formerly, Senior Vice President, ING Outside Funds Group (2000 — 2002); and Senior Vice President and Chief Financial Officer, First Golden American Life Insurance Company of New York (1997 — 2000).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 31	Assistant Vice President	January 2003 — Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 — Present); and has held various other positions with ING Funds Services, LLC(3) for more than the last five years.

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Secretary	August 2003 — Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 — September 2003); and Associate General Counsel of AIG American General (January 1999 — November 2002).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Assistant Secretary	August 2003 — Present	Counsel, ING Americas, U.S. Legal Services (April 2003 — Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 — April 2003).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)	ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.

(6)	Directed Services, LLC is the successor in interest to Directed Services, Inc.

36

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) provides that, after an initial period, the Portfolios’ existing investment advisory contract will remain in effect only if the Board of Trustees (the “Board”) of ING Investors Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory contract, and who are not “interested persons” of the Trust, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve the contract. Thus, at a meeting held on November 30, 2007, the Board, including a majority of the Independent Trustees, considered whether to renew the management agreement (the “Advisory Contract”) between ING Investments, LLC (the “Adviser”) and the Trust, on behalf of the Portfolios.

The Independent Trustees also held separate meetings on October 10 and November 28, 2007 to consider the renewal of the Advisory Contract. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 30, 2007 meeting, the Board voted to renew the Advisory Contract for the Portfolios. In reaching this decision, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Preston Gates Ellis LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory Contract for the one-year period ending November 30, 2008. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory arrangements.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Trustees instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Portfolios’ existing Advisory Contract. Among other actions, the Independent Trustees: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with advisory contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Trustees to review and analyze information in connection with their annual renewal of the Advisory Contract, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, throughout this period the Independent Trustees have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees, including the International/Balanced/Fixed Income Funds Investment Review Committee (the “I/B/F IRC”). Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal process, and each Portfolio is assigned to the I/B/F IRC, which provides oversight regarding, among other matters, investment performance.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the ING Funds’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which

37

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory contracts. The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of Funds in the ING Funds complex. In 2007, the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and proposed selected peer groups of investment companies (“SPGs”) to be used by each Portfolio for certain comparison purposes during the renewal process.

As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the I/B/F IRC reviews benchmarks used to assess the performance of each Portfolio. The I/B/F IRC may apply a heightened level of scrutiny in cases where performance has lagged a Portfolio’s relevant benchmark and/or SPG.

The Board employed its process for reviewing contracts when considering the renewal of the Advisory Contract that would be effective through November 30, 2008. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contract for the Portfolios for the year ending November 30, 2008, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser. This included information regarding the Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 30, 2007 Board meeting included, among other information, the following items: (1) FACT sheets for each Portfolio that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in an SPG, as well as information regarding the Portfolio’s investment portfolio, objectives and strategies; (2) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which benchmarks and SPGs were selected and how profitability was determined; (3) responses from the Adviser to a series of questions posed by K&L Gates on behalf of the Trustees; (4) copy of the form of Advisory Contract; (5) a copy of the Adviser’s Form ADV; (6) financial statements for the Adviser; (7) drafts of narrative summaries addressing key factors the Board customarily considers in evaluating the renewal of the Advisory Contract, including a written analysis for each Portfolio of how performance, fees and expenses compare to its SPG and/or designated benchmarks; (8) independent analyses of the Portfolio’s performance by the Trust’s Chief Investment Risk Officer; (9) information regarding net asset flows into and out of the Portfolios; and (10) other information relevant to the Board’s evaluations.

Each Portfolio currently has only one class of shares, which was compared to the analogous class of shares for each fund in the SPG. It should be noted that, as a technical matter, the performance of a Portfolio reflects that of the Master Fund in which it invests. Mutual funds chosen for inclusion in a Portfolio’s SPG were selected based upon criteria designed to mirror the Portfolio’s class being compared to the funds in the SPG.

In arriving at its conclusions with respect to the Advisory Contract, the Board noted the resources that the Adviser has committed to the Board and to the I/B/F IRC to assist the Board and the I/B/F IRC with their assessment of the investment performance of the Portfolios on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the I/B/F IRC to analyze the key factors underlying investment performance for the Portfolios.

In considering the Portfolios’ Advisory Contract, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of Funds.

38

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of the Portfolio and other ING Funds, or among Funds available on a product platform, and the wide range of Funds available for exchange or transfer.

The Board also took into account the Adviser’s efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Funds complex more efficient by combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser personnel with the Adviser’s code of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio’s portfolio management team. The Board took into account the resources and reputation of the Adviser, and evaluated the ability of the Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant Funds in the ING Funds complex) by the Adviser, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser were appropriate.

Portfolio Performance

In assessing advisory relationships, the Board placed emphasis on the net investment returns of each Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category median, Lipper category median, SPG and primary benchmark. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis,” below.

Economies of Scale

In considering the reasonableness of advisory fees, the Board also considered whether economies of scale will be realized by the Adviser as a Portfolio grows larger and the extent to which this is reflected in the level of management fee rates charged. In this regard, the Board noted any breakpoints in advisory fee schedules applicable to the underlying Master Fund in which each Portfolio invests results in a lower, aggregate advisory fee payable by Portfolio shareholders.

In evaluating economies of scale, the Independent Trustees also considered prior periodic management reports and industry information on this topic, and the Independent Trustees who were Board members at that time also considered a November 2006 evaluation and analysis presented to them by an independent consultant regarding fee breakpoint arrangements and economies of scale.

Information Regarding Services to Other Clients

The Board requested and, if received, considered information regarding the nature of services and fee rates offered by the Adviser and to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to the Portfolios, the Board considered any underlying rationale provided by the Adviser for these

39

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

differences. The Board also noted that the fee rates charged to the Portfolios and similar institutional clients may differ materially due to the different services and additional regulatory overlay associated with registered investment companies, such as the Portfolios.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with any administrative fee rate, payable by each Portfolio to the Adviser. In addition, the Board considered any existing fee waivers applicable to the fees payable by the Portfolios.

The Board considered the fee structures of each Portfolio as they relate to the services provided under the Advisory Contract and the potential fall-out benefits to the Adviser and its affiliates from their association with the Portfolios. For each Portfolio, the Board determined that the fee rate payable to the Adviser is reasonable for the services that the Adviser performs, which were considered in light of the nature and quality of the services that it has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser’s profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment.

Based on the information on revenues, costs, and profitability considered by the Board, and after considering the factors described in this section, the Board concluded that the profits, if any, realized by the Adviser were not excessive.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 30, 2007 meeting in relation to renewing each Portfolio’s current Advisory Contract for the year ending November 30, 2008. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its SPG.

ING American Funds Growth Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING American Funds Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile for the most recent calendar quarter, year-to-date, and three-year periods, and the second quintile for the one-year period.

In considering the fees payable under the Advisory Contract for ING American Funds Growth Portfolio, the Board took into account the factors described above and also considered the fairness of the compensation under an Advisory Contract when: (1) under the Advisory Contract, no advisory fees are charged when the Portfolio is fully invested in the American Funds Growth Fund (Class 2 shares) (the “Growth Master Fund”); (2) the Contract provides that the Portfolio’s management fee (consisting of an advisory fee and a 0.10% administration fee) would be payable if the Portfolio withdraws its

40

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

assets from the Growth Master Fund; (3) advisory fees are charged by the Growth Master Fund and indirectly borne by Portfolio shareholders; and (4) the expense ratio for the Portfolio is equal to the median and below the average expense ratios of the portfolios in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING American Funds Growth-Income Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING American Funds Growth-Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter and year-to-date periods, but underperformed for the one-year and three-year periods; (2) the Portfolio outperformed its primary benchmark for the most recent calendar quarter and year-to-date periods, but underperformed for the one-year and three-year periods; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, the second quintile for the year-to-date period, and the fourth quintile for the one-year and three-year periods.

In analyzing this performance data, the Board took into account: (1) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s investment performance; and (2) Management’s view that the Portfolio’s more recent performance had been favorable, and its expectation that the Portfolio’s longer-term performance will improve.

In considering the fees payable under the Advisory Contract for ING American Funds Growth-Income Portfolio, the Board took into account the factors described above and also considered the fairness of the compensation under an Advisory Contract when: (1) no advisory fees are charged when the Portfolio is fully invested in the American Funds Growth-Income Fund (Class 2 shares) (the “Growth-Income Master Fund”); (2) the Contract provides that the Portfolio’s management fee (consisting of an advisory fee and a 0.10% administration fee) would be payable if the Portfolio withdraws its assets from the Growth-Income Master Fund; (3) advisory fees are charged by the Growth-Income Master Fund and indirectly borne by Portfolio shareholders; and (4) the expense ratio for the Portfolio is above the median and below the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) taking into account that Management will continue to monitor, and the Board or its Investment Review Committee will periodically review, its performance, the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING American Funds International Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING American Funds International Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the one-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, the second quintile for the year-to-date and three-year periods, and the fourth quintile for the one-year period.

In analyzing this performance data, the Board took into account: (1) Management’s analysis of the negative effect that sector allocation and a higher

41

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

cash position had on the Portfolio’s performance; (2) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s investment performance; and (3) Management’s expectation that the Portfolio’s longer-term performance will improve.

In considering the fees payable under the Advisory Contract for ING American Funds International Portfolio, the Board took into account the factors described above and also considered the fairness of the compensation under an Advisory Contract when: (1) under the Advisory Contract, no advisory fees are charged when the Portfolio is fully invested in the American Funds International Fund (Class 2 shares) (the “International Master Fund”); (2) the Contract provides that the Portfolio’s management fee (consisting of an advisory fee and a 0.10% administration fee) would be payable if the Portfolio withdraws its assets from the International Master Fund; (3) advisory fees are charged by the International Master Fund and indirectly borne by Portfolio shareholders; and (4) the expense ratio for the Portfolio is equal to the median and below the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) taking into account that Management will continue to monitor, and the Board or its Investment Review Committee will periodically review, its performance, the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Board Consideration and Approval of New Advisory Contract for ING American Funds Bond Portfolio

Section 15 of the 1940 Act mandates that, when a series of the Trust enters into a new advisory arrangement, the Board, including a majority of the Independent Trustees, must approve the new arrangement. Therefore, in order for a new series of the Trust to be launched, the Board must approve the Advisory Contract for that series prior to the commencement of its operations. At a meeting held on September 12, 2007, the Board approved the Advisory Contract for ING American Funds Bond Portfolio, a new series of the Trust, for an initial, two-year term that commenced on November 9, 2007.

In determining whether to approve the Advisory Contract for ING American Funds Bond Portfolio, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Contract, and the proposed policies and procedures for the Portfolio, should be approved. The materials provided to the Board in support of the proposed advisory arrangements included the following: (1) a memorandum presenting Management’s rationale for requesting the Portfolio’s launch that discusses, among other things, the Adviser’s experience and expertise in the management of other Funds within the ING Funds complex, including other American Funds Master-Feeder series; (2) information about the Portfolio’s proposed investment objective and strategies and anticipated portfolio characteristics; (3) FACT sheets for the Portfolio that compare the Portfolio’s fee structure (including its structure when invested in American Funds Insurance Series Bond Fund (the “Master Bond Fund”), a series in the American Funds Group® family of funds that is managed by Capital Research Management Company, and its fees when it is operated as a stand-alone Fund) to its SPG and its Morningstar category median; (4) responses from the Adviser to questions posed by K&L Gates on behalf of the Independent Trustees; (5) supporting documentation, including copies of the form of Advisory Contract; and (6) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by the Adviser in the context of the Adviser’s management of the other Portfolios.

At the September Meeting, the Board considered that the Portfolio would be subject to the standard policies and procedures of the Trust previously approved by the Board for other series of the Trust and approved in accordance with Rule 38a-1 under the 1940 Act. The Board also noted that, in managing the Portfolio, the Adviser would be subject to procedures adopted pursuant to Rule 206(4)-7 under the Investment Advisers Act of 1940 that had been previously approved by the Board in connection with other ING Funds.

42

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

The Board’s consideration of whether to approve the Advisory Contract on behalf of the Portfolio took into account several factors including, but not limited to, the following: (1) the nature and quality of the services to be provided by the Adviser to the Portfolio under the proposed Advisory Contract; (2) the Adviser’s strength and reputation within the industry; (3) the fairness of compensation under an Advisory Contract when: (a) no advisory fees are charged when the Portfolio is fully invested in the Master Bond Fund; (b) there are breakpoint discounts payable with respect to fees at the Master Bond Fund level; and (c) the Agreement provides that the Portfolio’s management fee (consisting of an advisory fee and a 0.10% administration fee) would be payable if the Portfolio withdraws its assets from the Master Bond Fund; (5) the pricing structure (including the estimated expense ratio to be borne by shareholders) of the Portfolio, including that, during periods when the Portfolio is invested in the Master Bond Fund: (a) the proposed management fee rate (inclusive of the advisory fee and a 0.10% administration fee) for the Portfolio is below the median and the average management fees of the funds in the Portfolio’s SPG, and (b) the estimated expense ratio for the Portfolio is above the median and average expense ratios of the funds in the Portfolio’s SPG; (6) the projected profitability of the Adviser; (7) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the Adviser including its management team’s expertise in the management of other Master-Feeder Funds; (8) the Adviser’s compliance capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the federal securities laws, which had previously been approved by the Board in connection with its oversight of other Funds in the ING Funds complex; (9) the information that had been provided by the Adviser at regular Board meetings, and in anticipation of the September meeting; and (10) “fall-out benefits” to the Adviser and its affiliates that were anticipated to arise from the Adviser’s management of the Portfolio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s proposed management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s estimated expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Adviser maintains an appropriate compliance program, with this conclusion based upon the Board’s previous and ongoing review of the compliance program. Based on these conclusions and other factors, the Board voted to approve the Advisory Contract for the Portfolio. During its deliberations, different Board members may have given different weight to different individual factors and related conclusions.

43

The right choice for the long term® American Funds Insurance Series A worldwide approach: The benefits of global research Annual report for the year ended December 31, 2007

American Funds Insurance Series® is the underlying investment vehicle for several variable annuities and insurance products. The investment adviser for American Funds Insurance Series is Capital Research and Management Company.SM For more than 75 years, Capital Research has invested with a long-term focus based on thorough research and attention to risk. All the variable funds in American Funds Insurance Series may not be available in your product.

Investment portfolios

Growth Fund

International Fund

Growth-Income Fund

Bond Fund

The summary investment portfolios (with the exception of Cash Management Fund, which shows a complete listing of its portfolio holdings) are designed to streamline this report and help investors better focus on the funds’ principal holdings. For details on how to obtain a complete schedule of portfolio holdings for each fund in the series, please see the outside back cover.
This report shows investment results for Class 1, 2 and 3 shares of the funds in American Funds Insurance Series. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include deduction of the additional 0.25% annual expense for Class 2 shares and 0.18% for Class 3 shares under the series’ plans of distribution. Results discussed in the individual fund reports are for Class 2 shares. The mountain charts illustrate the growth of a $10,000 investment in each of the investment portfolios in American Funds Insurance Series (with the exception of Cash Management Fund, which is managed to provide preservation of principal) over the past 10 years (or the lifetime of the fund, if less than 10 years). The mountain charts reflect results for Class 2 shares. The investment results tables show the average annual total returns over various periods for Class 1, Class 2 and, where applicable, Class 3 shares. The variable annuities and life insurance contracts that use the series’ funds contain certain fees and expenses not reflected in this report. The series’ investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table in this report for details.
Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.
Investing outside the United States (especially in developing countries) may be subject to additional risks, such as currency and interest rate fluctuations, local, regional or global political, social or economic instability, differing securities regulations and accounting standards, possible changes in taxation and periods of illiquidity. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal. The market indexes are unmanaged and their results do not reflect the effect of sales charges, commissions or expenses. Please read the funds’ prospectus for further information regarding the risks associated with investing in the funds.

46

Fellow investors:

The year ended December 31, 2007, was a period of gains in stock and bond markets around the globe but also a time of uncertainty and turbulence. Indeed, in many ways, 2007 was a bifurcated year in the United States with markets earning solid returns during the first 10 months of the year and losing ground during the final two months. Despite the late-year downturn, every investment option in American Funds Insurance Series with at least a five-year track record gained value for the fifth consecutive year.
The Standard and Poor’s 500 Composite Index gained 5.49% in the period ended December 31, 2007, with all distributions reinvested. The Nasdaq Composite Index, home to many of the nation’s technology company stocks, gained 9.81%.
Markets outside the U.S. generated strong returns again this year. The MSCI EAFE (Europe, Australasia, Far East) Index rose 11.63%. In Europe, Germany was the strongest market, with the DAX rising 22.3% in euros and 36.4% when measured in dollars. London’s FTSE gained 3.8% when measured in pounds and 5.2% when measured in dollars. The dollar continued to slide in 2007 — it lost 9.6% against the euro and 6.1% against the yen.
Bond markets in the U.S. and abroad also posted gains. The Citigroup Broad Investment-Grade (BIG) Index rose 7.22%, while the Credit Suisse High Yield Index gained 2.65%. The gains came despite problems in the credit markets, which surfaced in August as investors came to believe that they were not being properly compensated for the risks they were taking.
Difficulties in the subprime mortgage market captured the headlines as the number of foreclosures jumped, prices of existing homes fell and construction of new homes declined. But the troubles in the credit markets were deeper and broader than just subprime mortgages. Bond prices, especially the prices of lower-rated securities, fell as investors demanded higher rewards for taking more risk. The fallout quickly spread to the equity markets and cast a shadow over the U.S. economy. Stocks of companies in the financial industry — including some of the nation’s biggest banks and other lenders — were among the hardest hit.
At the same time, signs emerged that the U.S. economy’s growth rate was beginning to slow. To help calm financial markets and to offset a slowing economy, the Federal Reserve lowered two key interest rates. In August, the Fed cut the discount rate (the rate it charges member banks for loans) by 0.5% to 5.75%. It followed in September with a 0.5% reduction in the federal funds rate (the rate banks charge each other on overnight loans) to 4.75%, the first reduction in the federal funds rate since June 2003.
Some economists predict the U.S. will slip into recession during 2008. They cite the high price of oil and the shift in consumer spending from discretionary items, such as new cars, furniture and other durable goods, to consumables such as fuel and food. Still, growth outside the U.S., especially in China, Brazil and India, appears strong, and the dollar’s weakness will make U.S.-made goods less expensive, which should boost exports.
We believe this turbulence and uncertainty could create good long-term opportunities for investors who take a cautious approach. Depressed stock prices, such as we’ve seen in the financial sectors recently, could create buying opportunities. However, a stock’s low price may simply be a way station on the path to even lower prices. Outside the U.S., the outlook is equally uncertain. Soaring markets — such as in China — may be a sign of strength or may indicate an overheated market.
Facing this uncertainty, we will continue to rely on our fundamental global research, our experience — the portfolio counselors in American Funds Insurance Series have an average of more than 24 years investment experience — and our long-term approach in making investment decisions.
We look forward to reporting to you again in six months.
Cordially,

James K. Dunton	Donald D. O’Neal
Vice Chairman of the Board	President

February 1, 2008

47	American Funds Insurance Series

Where the fund’s assets were invested based on total net assets as of December 31, 2007
Average annual total returns based on a $1,000 investment for periods ended December 31, 2007

	Class 1	Class 2	Class 3

1 year	12.64%	12.35%	12.44%
5 years	17.52	17.23	17.31
10 years	12.04	11.77	11.84
Lifetime (since February 8, 1984)	14.67	14.36	14.46

Gross expense ratio	.33	.58	.51
The gross expense ratios shown in the table above do not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower. The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table in this report for details.
The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1]	Standard & Poor’s 500 Composite Index with dividends reinvested.

[2]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Growth Fund
Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.
Growth Fund gained 12.35% for the year ended December 31, 2007, outpacing the S&P 500, which rose 5.49%.
The fund’s strong gains during the year can be traced not only to investments it made but also to investments it didn’t make. The fund’s investments in energy and technology helped, but the investment professionals’ decisions to avoid the financials sector were also a major factor. The stocks of many companies in the financials sector lost value during 2007.
Many analysts now believe the U.S. will slip into recession this year. We expect, however, that economies outside the U.S. will continue to grow. The fund invests about 20% of its assets in markets outside the U.S., and we expect many domestic companies to benefit from increased demand for U.S.-made goods, which are cheaper because of the weaker dollar.
During 2007, the fund was helped by its holdings in the energy and materials sectors as well as its investments in technology companies. Its investments in diversified financials, thrifts and mortgage firms as well as in building products companies hurt the fund’s returns.

48	American Funds Insurance Series

International Fund
Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.
International Fund gained 20.02% during the year ended December 31, 2007, and outpaced both the MSCI EAFE (Europe, Australasia, Far East) Index, which rose 11.63%, and the fund’s new benchmark index, the MSCI ACWI (All Country World Index) ex USA, which gained 17.12%. The fund began using the MSCI ACWI ex USA because it best reflects the universe in which the fund invests.
A predominate theme throughout 2007 was the strength of markets outside the U.S. Germany’s DAX rose 36.4% when measured in dollars, while London’s FTSE gained 5.2% in dollar terms.
Developing markets also had a strong year. Brazil’s market rose 80.0% when measured in dollars, and in China, the Shanghai Composite Index advanced 96.7%. India saw its market gain more than 70%. 1
Not all countries shared the same good fortune, however. In Japan, for example, the Nikkei 225 Index lost 11.1% in yen and 6.2% in dollars.
The fund’s holdings in construction and engineering companies helped, while its investments in consumer finance and specialty retail held back returns.
Where the fund’s assets were invested based on total net assets as of December 31, 2007

Europe
Germany	13.2%

Switzerland	7.4

France	7.3

United Kingdom	4.2

Spain	3.3

Denmark	2.8

Russia	2.6

Netherlands	2.0

Hungary	1.9

Austria	1.8

Ireland	1.7

Norway	1.2

Italy	1.1

Other	2.7

53.2

Asia/Pacific Basin
Japan	8.5

South Korea	7.1

Taiwan	4.2

India	3.3

Hong Kong	1.5

Asia/Pacific Basin (cont.)
Australia	1.2%

Philippines	1.1

Singapore	1.1

China	1.1

Other	2.0

31.1

The Americas
Canada	1.4

Brazil	1.3

Mexico	1.1

3.8

Other regions
South Africa	2.6

Other	.8

3.4

Short-term securities & other assets less liabilities	8.5

Total	100.0%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2007

	Class 1	Class 2	Class 3

1 year	20.30%	20.02%	20.10%
5 years	23.09	22.79	22.87
10 years	12.47	12.19	12.27
Lifetime (since May 1, 1990)	11.44	11.15	11.24

Gross expense ratio	.52	.77	.70
The gross expense ratios shown in the table above do not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower. The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table in this report for details.
The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1]	Unless otherwise indicated, country returns are based on MSCI indices, assume reinvestment of dividends and are measured in U.S. dollars.

[2]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

49	American Funds Insurance Series

Growth-Income Fund
Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.
Growth-Income Fund rose 5.04% in value during the 12 months ended December 31, 2007, slightly behind the 5.49% gain posted by the S&P 500.
The fund invests in high-quality, dividend-paying companies. This focus on dividends led to investments in banks and other financial institutions that typically pay healthy dividends. Those holdings were especially hard hit by the credit crunch. The impact of woes in the financial services industry can be seen in the fund’s returns over the course of the year. During the first half of the year, the fund gained 8.07%, but in the last quarter of the year, it lost 5.24% primarily due to troubles in the financial sector.
Not surprisingly, the fund’s investments in the stocks of consumer finance firms, thrifts and mortgage finance companies and in diversified financial services companies all undermined results. Offsetting these investments were gains from holdings in metals and mining, communications equipment and in energy equipment and services.
Where the fund’s assets were invested based on total net assets as of December 31, 2007
Average annual total returns based on a $1,000 investment for periods ended December 31, 2007

	Class 1	Class 2	Class 3

1 year	5.32%	5.04%	5.12%
5 years	13.65	13.36	13.44
10 years	8.58	8.31	8.39
Lifetime (since February 8, 1984)	12.84	12.52	12.64

Gross expense ratio	.27	.52	.45
The gross expense ratios shown in the table above do not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower. The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table in this report for details.
The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1]	Standard & Poor’s 500 Composite Index with dividends reinvested.

[2]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

50	American Funds Insurance Series

Bond Fund
Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.
Bond Fund gained 3.33% during the 12 months ended December 31, 2007. It trailed the fund’s new benchmark, the Lehman Brothers U.S. Aggregate Index, which gained 6.97%. The fund began using the Lehman Brothers U.S. Aggregate Index because it best reflects the universe in which the fund invests. The fund also trailed the Citigroup Broad Investment-Grade (BIG) Bond Index, which rose 7.22%.
Because the objective of Bond Fund is to maximize current income and preserve capital, much of the fund is invested in securities that offer higher yields than U.S. Treasury bonds. In 2007, however, Treasuries beat other sectors of the bond market. Corporate bonds, particularly lower rated ones, hurt the fund’s relative results as investors became increasingly averse to risk.
Bond Fund had a heavy concentration in the debt of financial organizations, but with problems in the financial industry, those issues did worse than anticipated.
Bonds outside the U.S. helped the fund, in particular those denominated in currencies other than the U.S. dollar. While certain sectors to which the fund was exposed struggled in 2007, the fund’s overall diversification has served shareholders well over longer periods.
Where the fund’s assets were invested based on total net assets as of December 31, 2007
Average annual total returns based on a $1,000 investment for periods ended December 31, 2007

	Class 1	Class 2

1 year	3.66%	3.33%
5 years	6.30	6.01
10 years	5.65	5.38
Lifetime (since January 2, 1996)	6.04	5.77

Gross expense ratio	.41	.66
The gross expense ratios shown in the table above do not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower. The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table in this report for details.
The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

*	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

51	American Funds Insurance Series

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52	American Funds Insurance Series

A worldwide approach: The benefits of global research Global research is an essential component of financial success in today’s interconnected business world. Capital Research and Management Company, the investment adviser for American Funds Insurance Series, founded its first overseas research office in Geneva, Switzerland, in 1962, well before most financial managers began investing internationally. 53 American Funds Insurance Series

“By doing the research and meeting the people you get a pretty good sense of how the global economy is changing.”
— Thomas Hogh
In the 45 years since we opened our first research office outside the U.S., we have developed an extensive research network of investment professionals from 38 countries located in offices around the world. In today’s interdependent global economy, every single fund in American Funds Insurance Series benefits from a comprehensive global research effort.

Taking a global view
With its vast and sparsely populated steppe terrain, Kazakhstan may not be the first place that comes to mind when considering opportunities for investment. Nor is it a location where one might immediately expect to gain insights into the U.S. bond market.
But on a research visit there last year, Thomas Hogh, an investment analyst in American Funds Insurance Series and a portfolio counselor for U.S. Government/AAA-Rated Securities Fund and Global Bond Fund, gained a new perspective on investing in fixed-income securities.
“By doing the research and meeting the people you get a pretty good sense of how the global economy is changing,” says Hogh, who was born in Denmark and is now based in London. “In Kazakhstan, we visited each of the banks and discussed their operating environments. We met with the financial market regulator. We also met with an opposition politician to find out what he would do differently if he were elected.”
This type of comprehensive global research is routine at Capital Research where the assets of American Funds Insurance Series are managed independently by two divisions. While the divisions do not share research or investment ideas, they share an understanding that global research is vital. It is a key factor in how we identify and evaluate market opportunities around the world.
“Every aspect of what we do involves looking at investments in a global context,” explains portfolio counselor Rob Lovelace. “In fact, the challenge today would be to find a company that isn’t affected by what’s happening in the global markets.”

“We try to determine what’s going to happen in the future, but there are no facts about the future. ... We work beyond the headlights all the time.”
— Jim Dunton

54	American Funds Insurance Series

For example, the prices of commodities like oil and metals are determined in the global marketplace. “We’ve seen this surprising rise in the crude oil price, and one of the driving forces of that is the increase in Chinese demand,” says portfolio counselor Don O’Neal. “Understanding the role of developing-market growth helps us make decisions on our energy investments all over the world.”
Global competition evolves
Today, manufacturing often occurs far away from a company’s headquarters. Revenues are also increasingly generated by international sources. In fact, most of the larger U.S. companies conduct a significant portion of their business overseas. “I primarily invest in domestic companies, but I still have to stay on top of what’s going on abroad,” says portfolio counselor Jim Dunton. “Good research from our people in the field who understand international operations is critically important.”
In order to stay in touch with investment colleagues around the world, Dunton begins each week with a global conference call, joined by associates in his division in London, Geneva, Hong Kong and Tokyo. “Every Monday morning we hook up the international offices for a call. We review the convictions that people are developing in their markets, and that data may either support or contradict what I’m working on here. We provide information to them about the fundamentals and the markets here, and they provide the same information back to us in the U.S.”
The pharmaceutical industry is an example of an industry driven by worldwide competition. “Our investment analysts overseas are the first to give us information about potential drug breakthroughs by European companies like Roche or Novartis,” Dunton says. “That can be very important in shaping how we view the competitive landscape for U.S.-based drug companies like Merck and Pfizer.”
To better understand global changes in specific industries, investment analysts at Capital Research are organized into clusters. “In
The evolution of global bond markets
The global bond market has grown more than 350% since 1989. The United States component of the global bond market has shrunk from 44% in 1989 to 38% in 2007, while bonds from developed countries in Europe represent a growing portion (35% in 2007, up from 29% in 1989). The developing-country component has more than doubled in that time.
The global bond market

*	Offshore centers and international organizations.
Source: Bank for International Settlements as of December 1989 and March 2007 (measures total outstanding government and corporate bonds in billions of U.S. dollars)

55	American Funds Insurance Series

Chinese demand has helped drive up the price of oil
The price of oil has risen along with Chinese GDP and Chinese oil consumption while U.S. consumption has been fairly level.
Crude oil year-end daily spot prices 1998-2007
U.S. dollars per barrel
Chinese gross domestic product 1998-2007
U.S. dollars in billions
the financial cluster, for example, we have analysts from the U.S., Europe and Asia who get together and discuss what’s going on with the financial companies they follow,” O’Neal says. “The clusters are an integrated way to compare and contrast what’s happening, not only with fundamentals but also with the valuation of banks across the globe. In addition, analysts discuss trends that are developing in one region that might spread to another.”
The global nature of fixed-income investing
In their efforts to raise operating capital, many companies outside the U.S. choose to issue debt here. Our fixed-income professionals lean heavily on our global network of investment analysts to make more informed investment decisions.
“If, for example, an Indian petrochemical company issues debt in the United States, our bond analysts and portfolio counselors can call one of our analysts in Asia, who may have been covering that company for years,” explains portfolio counselor John Smet. “Information like that really gives us a leg up.”
Investment professionals who look primarily at U.S. companies depend on global research as well. “For us to understand what’s going on with Ford, for example, we need to know what’s going on with Toyota and Nissan,” Smet says.
Even a fund like U.S. Government/AAA-Rated Securities Fund, which invests only in U.S. securities, benefits from global research. That’s because activity in markets outside the U.S. impacts the interest rates and economic climate of the U.S. “A large portion of U.S. government debt is held by international investors, many of which are government institutions with the ability to influence interest rates,” Lovelace says.
When considering a bond issue, our fixed-income analysts examine two primary aspects: the issuer’s ability to pay and the issuer’s willingness to pay. They need to dig beneath the ratings in order to

56	American Funds Insurance Series

“We’ve seen this surprising rise in the crude oil price, and one of the driving forces of that is the increase in Chinese demand.”
— Don O’Neal

make their evaluations. As Smet explains, “To determine an issuer’s ability to pay, someone can look at a balance sheet and at a rating and say, ‘These guys are rated AA, so they can probably pay.’ And that may be true. But it’s also important to ask questions like, ‘Do they rely on one customer? Is that one customer ready to pull the business?’ The ratings tend to be backward-looking, but in making investment decisions we need to be forward-looking.
“Then the real question is the willingness. When companies have excess cash flow, there are many things they can do with the money: they can buy back stock, raise the dividend, acquire another company or pay back debt. It’s very important for analysts to understand the motivation of the management and how they want to spend their excess cash flow.”
A unique, integrated research approach
One reason why it’s so important to have an extensive global research effort is because of the challenges presented by making financial predictions. As Dunton explains, “We try to determine what’s going to happen in the future, but there are no facts about the future. We have to make an enormous number of assumptions about growth rates, management, raw materials, costs and pricing. We work beyond the headlights all the time.”
Investors in American Funds Insurance Series benefit from an integrated approach that brings together generalists and specialists in both fixed income and equities. In their endeavor to understand markets and find attractive investment opportunities, our investment professionals have a broad mandate to travel all over the world in the interest of their research. In the last year alone, they visited thousands of companies in more than 70 countries.
“The meetings, whether in Taipei, Tokyo or Toledo, are similar in that they are focused on long-term trends and what’s going on in the business,” O’Neal says. “Management likes to talk about long-term horizons and what they’re trying to do strategically with their company rather than what’s going on this month or this quarter. We take a similar approach to investing.”
During their careers, which may span decades, analysts may meet with several successive CEOs at each company they cover. They draw upon insights gained from this long-term coverage to determine how management might react to unexpected events in the future. “There’s a certain deep understanding, a certain two-way communication that develops when you’ve had people following the same company for a long time,” O’Neal says.

“Every aspect of what we do involves looking at investments in a global context. In fact, the challenge today would be to find a company that isn’t affected by what’s happening in the global markets.”
— Rob Lovelace

57	American Funds Insurance Series

“If, for example, an Indian petrochemical company issues debt in the United States, our bond analysts and portfolio counselors can call one of our analysts in Asia, who may have been covering that company for years.”
— John Smet

Portfolio counselors also routinely accompany analysts on research trips. O’Neal, for example, recently visited Asia with a group of technology analysts and came away with new insights that helped him as an investor — not just in Asian businesses, but in domestic companies as well. “While I was there, I learned a lot about the personal computer industry and what happens in Taiwan that impacts not only companies there but also major U.S. companies like Hewlett-Packard, Dell and IBM. That knowledge has had an impact on my investment decisions regarding both Taiwanese and U.S. stocks.”
The significance of international sales
   For most of the 15 largest companies* in the S&P 500,
   international revenues play a major role on the bottom line.

Company Name	Domestic Sales	International Sales

ExxonMobil	25%	75%

General Electric	54	46

Microsoft	61	39

Procter & Gamble	42	58

Johnson & Johnson	56	44

Bank of America	92	8

Wal-Mart Stores	78	22

Chevron	34	66

Cisco Systems	55	45

Google	57	43

Citigroup	67	33

Pfizer	53	47

Altria	12	88

Apple	65	35

*	AT&T, the fourth-largest company in the S&P 500 by market capitalization, does not report revenue by geographic segment.
Source: FactSet, 2006 figures in millions of dollars
The close collaboration includes equity and fixed-income analysts, who often visit companies together and help each other by sharing insights from both sides of the investing equation. The fact that the funds hold such large equity positions in many companies often allows good access to management for both our equity and fixed-income analysts.
“Management may be more reluctant to talk to bond people because senior managers’ compensation is often based on the performance of the stock, not the bonds,” Smet says. “But by sending our bond analysts with our equity analysts, both gain access. Also, management may prefer to talk to bond analysts about, for example, their emphasis on using excess cash flow to improve the balance sheet and to talk to equity analysts about buying back stock and increasing dividends. When analysts are in the room together, they may get a more realistic impression of the company’s intentions.”
Our investment analysts also manage money in each fund in what we refer to as the research portfolio. “Having to make real buy and sell decisions makes analysts sharper,” O’Neal says. “The research portfolios are also wonderful communication devices — they’re a great way for analysts to show their real convictions through actions, not just words.”

“We value independent thinkers and encourage differences of opinion.”
— Laura Balan

58	American Funds Insurance Series

Global research benefits all shareholders
Of course, while all the investment professionals in American Funds Insurance Series make their own investment decisions, they’re never alone. They regularly share their in-depth knowledge with each other and remain in constant contact.
“One of the real strengths is that we communicate so well even though we’re located throughout the world,” Hogh says. “By operating from various locations, we have a better chance of avoiding the groupthink that’s common in the markets.”
Searching the globe for good ideas is neither easy nor inexpensive. “We have a substantial research budget and a culture that encourages people to think for themselves and to develop convictions,” Smet says. A key element is the ownership structure of Capital. “We’re privately owned, and that gives us the freedom to remain focused on our core principles,” Smet says.
“By being a great global research company, we get better insights that we believe will lead to better long-term results for our shareholders,” O’Neal adds. “That is the core assumption in all this, and we’ve done a reasonably good job of proving it over time.”■

A diversity of backgrounds and opinions

The funds in American Funds Insurance Series benefit from the rich cultural diversity and wide range of backgrounds of the global investment staff. “We value independent thinkers and encourage differences of opinion,” says Laura Balan, a London-based pharmaceutical analyst who grew up in Romania.
Balan brings her first-hand knowledge of Eastern European health care systems to her investment coverage. “Having lived there, I understand how the system works,” she says.
“A lot of the companies that produce generic drugs are based in Eastern Europe. I felt that, particularly in this business, U.S.-based investors didn’t fully understand that market. The growth potential of certain companies had been completely underappreciated.”
“One of the secrets of success at Capital is that we don’t have a rigid process whereby everyone follows the same research procedure,” says Joerg Sponer, a German banking analyst based in the London office. “Instead, we allow for different styles depending on how individual analysts approach company research.
“Clearly, the most important part of the research is very fundamental — understanding the company and its position in the market,” Sponer says. “But when you visit a company you also pick up on small details, like whether employees in the cafeteria seem happy or downbeat. I especially like to go to subsidiaries outside of the home country because I can see whether the competitive advantage of the parent company also applies in the international locations.”
Despite their individual approaches, the analysts routinely help each other understand the global markets. “We all translate news from our national newspapers to keep each other up to date,” Balan says. “We try to keep each other plugged in.”

59	American Funds Insurance Series

Growth Fund
Summary investment portfolio December 31, 2007

Largest individual equity securities	Percent of net assets		Percent of net assets

Google	3.44%	Schlumberger	1.78%

Microsoft	2.79	Newmont Mining	1.47

Altria Group	2.43	Barrick Gold	1.43

Nokia	2.07	Suncor	1.39

Berkshire Hathaway	1.84	Roche	1.38

Common stocks — 92.97%		Market	Percent
		value	of net
	Shares	(000)	assets
Information technology — 18.22%

Google Inc., Class A1	1,535,000	$1,061,422	3.44%

Microsoft Corp.	24,125,000	858,850	2.79

Nokia Corp. (ADR)	10,408,000	399,563	2.07
Nokia Corp.[2]	6,184,000	237,761

Cisco Systems, Inc.[1]	14,750,000	399,282	1.29

Oracle Corp.[1]	14,927,800	337,070	1.09

Fidelity National Information Services, Inc.	6,650,000	276,574	.90

Samsung Electronics Co., Ltd.[2]	410,000	241,046	.78

Red Hat, Inc.[1,3]	11,511,000	239,889	.78

Other securities		1,567,766	5.08

		5,619,223	18.22

Consumer discretionary — 15.74%

Best Buy Co., Inc.	7,920,000	416,988	1.35

Johnson Controls, Inc.	10,949,100	394,606	1.28

MGM Mirage, Inc.[1]	4,680,600	393,264	1.28

Lowe’s Companies, Inc.	17,326,000	391,914	1.27

Target Corp.	7,690,000	384,500	1.25

Kohl’s Corp.[1]	8,160,000	373,728	1.21

Garmin Ltd.	2,540,000	246,380	.80

International Game Technology	5,156,000	226,503	.73

TomTom NV1,2	2,800,000	208,955	.68

News Corp., Class A	9,490,000	194,450	.63

Other securities		1,622,809	5.26

		4,854,097	15.74

Energy — 14.02%

Schlumberger Ltd.	5,584,600	549,357	1.78

Suncor Energy Inc.	3,942,898	428,650	1.39

Canadian Natural Resources, Ltd.	4,625,700	338,236	1.10

Devon Energy Corp.	3,409,072	303,101	.98

Petróleo Brasileiro SA — Petrobras, ordinary nominative (ADR)	2,130,000	245,461	.80

Tenaris SA (ADR)	5,245,000	234,609	.76

Murphy Oil Corp.	2,698,800	228,966	.74

EOG Resources, Inc.	2,215,000	197,689	.64

Other securities		1,795,559	5.83

		4,321,628	14.02

Health care — 9.41%

Roche Holding AG2	2,465,000	424,057	1.38

Gilead Sciences, Inc.[1]	6,600,000	303,666	.99

Stryker Corp.	2,990,000	223,413	.72

Charles River Laboratories International, Inc.[1]	2,855,000	187,859	.61

Shire PLC (ADR)	2,700,000	186,165	.60

Other securities		1,575,095	5.11

		2,900,255	9.41

60	American Funds Insurance Series

Growth Fund

Common stocks		Market	Percent
		value	of net
	Shares	(000)	assets
Materials — 7.64%

Newmont Mining Corp.	9,305,000	$454,363	1.47%

Barrick Gold Corp.	10,500,000	441,525	1.43

Potash Corp. of Saskatchewan Inc.	2,000,000	287,920	.93

Freeport-McMoRan Copper & Gold Inc.	2,704,500	277,049	.90

K+S AG2	735,000	173,096	.56

Other securities		722,775	2.35

		2,356,728	7.64

Financials — 7.52%

Berkshire Hathaway Inc., Class A1	4,011	567,958	1.84

Fannie Mae	6,440,000	257,471	.83

Freddie Mac	4,572,700	155,792	.51

Other securities		1,338,502	4.34

		2,319,723	7.52

Industrials — 7.35%

Boeing Co.	3,465,000	303,049	.98

General Electric Co.	7,370,000	273,206	.89

KBR, Inc.[1]	5,397,130	209,409	.68

FedEx Corp.	2,080,000	185,473	.60

Other securities		1,296,085	4.20

		2,267,222	7.35

Consumer staples — 7.18%

Altria Group, Inc.	9,895,000	747,864	2.43

Coca-Cola Co.	5,295,000	324,954	1.05

Bunge Ltd.	2,348,100	273,342	.89

PepsiCo, Inc.	3,145,000	238,705	.77

Other securities		628,886	2.04

		2,213,751	7.18

Telecommunication services — 2.49%

Sprint Nextel Corp., Series 1	31,956,100	419,583	1.36

Qwest Communications International Inc.[1]	35,000,000	245,350	.80

Other securities		101,888	.33

		766,821	2.49

Utilities — 0.93%

Other securities		286,314	.93

Miscellaneous — 2.47%

Other common stocks in initial period of acquisition		761,429	2.47

Total common stocks (cost: $22,836,048,000)		28,667,191	92.97

61	American Funds Insurance Series

Growth Fund

Short-term securities — 7.20%	Principal	Market	Percent
	amount	value	of net
	(000)	(000)	assets

Fannie Mae 4.13%-4.65% due 1/4-4/1/2008	$249,769	$248,547	.81%

Federal Home Loan Bank 4.225%-4.56% due 1/2-3/19/2008	245,900	244,706	.79

Freddie Mac 4.14%-4.25% due 1/22-4/18/2008	209,049	207,286	.67

Coca-Cola Co. 4.22%-4.71% due 1/8-2/20/2008[4]	151,843	151,137	.49

General Electric Capital Corp. 4.15% due 1/2/2008	50,000	49,989	.26
Edison Asset Securitization LLC 4.61% due 1/23/2008[4]	29,300	29,201

NetJets Inc. 4.47% due 1/24-2/7/2008[4]	56,000	55,718	.18

Other securities		1,233,522	4.00

Total short-term securities (cost: $2,220,006,000)		2,220,106	7.20

Total investment securities (cost: $25,056,054,000)		30,887,297	100.17

Other assets less liabilities		(51,936)	(.17)

Net assets		$30,835,361	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates
A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares of that company. The fund’s affiliated holdings listed below are either shown in the preceding summary investment portfolio or included in the market value of “Other securities” under their respective industry sectors. Further details on these holdings and related transactions during the year ended December 31, 2007, appear below.

						Market value
					Dividend	of affiliates
	Beginning			Ending	income	at 12/31/07
	shares	Additions	Reductions	shares	(000)	(000)

Chipotle Mexican Grill, Inc., Class B1	208,100	987,100	—	1,195,200	$ —	$ 147,069

Chipotle Mexican Grill, Inc., Class A1	595,000	325,000	—	920,000	—	135,304

Red Hat, Inc.[1]	1,185,000	10,326,000	—	11,511,000	—	239,889

Core Laboratories NV1	1,197,700	—	—	1,197,700	—	149,377

Bare Escentuals, Inc.[1]	—	5,850,000	—	5,850,000	—	141,863

Digital River, Inc.[1]	—	2,430,000	—	2,430,000	—	80,360

Minerals Technologies Inc.	—	1,000,000	—	1,000,000	150	66,950

Rosetta Resources Inc.[1,5]	2,980,000	—	—	2,980,000	—	59,093

Blue Nile, Inc.[1]	—	824,000	—	824,000	—	56,081

KGen Power Corp.[1,2,5]	3,166,128	—	—	3,166,128	—	50,658

Georgia Gulf Corp.	1,360,000	864,000	—	2,224,000	712	14,723

DataPath, Inc.[1,2,5]	2,819,968	—	—	2,819,968	—	9,870

NAVTEQ Corp.[6]	5,700,000	30,000	5,730,000	—	—	—

					$862	$1,151,237

62	American Funds Insurance Series

Growth Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.

[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $2,791,992,000.

[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.

[4]	Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,040,992,000, which represented 3.38% of the net assets of the fund.

[5]	Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

			Market	Percent
	Acquisition	Cost	value	of net
	date(s)	(000)	(000)	assets

Rosetta Resources Inc.	6/28/2005-12/2/2005	$49,745	$59,093	.19%

KGen Power Corp.	12/19/2006	44,326	50,658	.16

DataPath, Inc.	6/23/2006	31,020	9,870	.03

Other restricted security		52,893	25,075	.08

Total restricted securities		$177,984	$144,696	.46%

[6]	Unaffiliated issuer at 12/31/2007.
ADR = American Depositary Receipts
See Notes to Financial Statements

63	American Funds Insurance Series

International Fund
Summary investment portfolio December 31, 2007

Largest individual equity securities	Percent of net assets		Percent of net assets

Bayer	4.84%	Nestlé	2.00%

Roche	3.45	Samsung Electronics	1.74

Novo Nordisk	2.81	Erste Bank	1.61

MTN Group	2.39	Veolia Environnement	1.55

E.ON	2.39	L’Oréal	1.49

Common stocks — 91.49%		Market	Percent
		value	of net
	Shares	(000)	assets
Financials — 17.35%

Erste Bank der oesterreichischen Sparkassen AG1	2,622,647	$186,130	1.61%

Unibanco-União de Bancos Brasileiros SA, units (GDR)	1,083,000	151,230	1.31

Banco Santander, SA1	5,700,000	122,963	1.06

Kookmin Bank[1]	1,613,500	118,625	1.03

Banco Bilbao Vizcaya Argentaria, SA1	4,626,000	113,453	.98

OTP Bank PLC[1]	2,035,000	102,349	.89

Hana Financial Holdings[1]	1,736,092	94,005	.81

AXA SA1	2,281,611	90,712	.79

Credit Suisse Group[1]	1,440,000	86,473	.75

UniCredito Italiano SpA[1]	10,292,000	85,514	.74

Other securities		852,422	7.38

		2,003,876	17.35

Health care — 11.90%

Roche Holding AG1	2,314,268	398,126	3.45

Novo Nordisk A/S, Class B1	4,984,200	325,045	2.81

Merck KGaA[1]	972,655	124,762	1.08

Novartis AG1	1,850,000	100,656	.87

Other securities		425,481	3.69

		1,374,070	11.90

Materials — 10.46%

Bayer AG, non-registered shares[1]	6,138,023	558,808	4.84

Nitto Denko Corp.[1]	3,092,600	163,303	1.41

Linde AG1	981,856	129,126	1.12

JSC Uralkali (GDR)[1,2] JSC Uralkali (GDR)[1,2,3]	1,780,760 521,427	65,590 19,205	.74

Other securities		271,733	2.35

		1,207,765	10.46

Telecommunication services — 9.18%

MTN Group Ltd.[1]	14,702,800	275,550	2.39

Koninklijke KPN NV1	8,923,300	161,144	1.40

Singapore Telecommunications Ltd.[1]	45,300,330	124,378	1.08

América Móvil, SAB de CV, Series L (ADR)	1,732,500	106,358	.92

Telenor ASA[1,2]	4,470,000	105,660	.91

Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B1	83,725,000	90,561	.78

Philippine Long Distance Telephone Co.[1] Philippine Long Distance Telephone Co. (ADR)	809,800 340,000	62,143 25,745	.76

Other securities		108,588	.94

		1,060,127	9.18

64	American Funds Insurance Series

International Fund

Common stocks		Market	Percent
		value	of net
	Shares	(000)	assets
Information technology — 9.12%

Samsung Electronics Co., Ltd.[1]	342,814	$201,547	1.74%

Hon Hai Precision Industry Co., Ltd.[1]	19,082,865	117,931	1.02

Nokia Corp.[1]	2,500,000	96,120	.83

Lite-On Technology Corp.[1]	53,475,000	92,686	.80

Other securities		544,535	4.73

		1,052,819	9.12

Consumer discretionary — 7.56%

Industria de Diseno Textil, SA1	1,668,000	101,268	.88

Vivendi SA1	2,008,400	91,383	.79

Lotte Shopping Co.[1]	199,500	87,368	.76

Continental AG1	605,000	78,340	.68

Renault SA1	552,000	77,339	.67

China Dongxiang (Group) Co., Ltd.[1,2]	102,534,000	75,534	.65

Other securities		362,119	3.13

		873,351	7.56

Energy — 5.90%

OAO Gazprom (ADR)[1]	2,655,000	149,508	1.30

Reliance Industries Ltd.[1]	1,987,000	145,319	1.26

Royal Dutch Shell PLC, Class B1	2,460,219	102,549	1.08
Royal Dutch Shell PLC, Class A1	522,000	21,909

Oil & Natural Gas Corp. Ltd.[1]	3,901,276	121,782	1.05

Other securities		140,305	1.21

		681,372	5.90

Consumer staples — 5.41%

Nestlé SA1	504,580	230,910	2.00

L’Oréal SA1	1,205,500	171,832	1.49

Other securities		222,763	1.92

		625,505	5.41

Industrials — 4.95%

Samsung Engineering Co., Ltd.[1]	1,455,000	143,576	1.24

Siemens AG1	771,000	120,861	1.05

Ryanair Holdings PLC (ADR)[2]	2,982,200	117,618	1.02

SMC Corp.[1]	688,000	81,895	.71

Other securities		108,176	.93

		572,126	4.95

Utilities — 4.73%

E.ON AG1	1,299,500	275,512	2.39

Veolia Environnement[1]	1,977,064	179,290	1.55

RWE AG1	654,000	91,510	.79

		546,312	4.73

Miscellaneous — 4.93%

Other common stocks in initial period of acquisition		569,442	4.93

Total common stocks (cost: $7,827,902,000)		10,566,765	91.49

65	American Funds Insurance Series

International Fund

Short-term securities — 8.34%	Principal	Market	Percent
	amount	value	of net
	(000)	(000)	assets

Swedish Export Credit Corp. 4.30%-4.62% due 1/17-3/31/2008	$80,400	$79,732	.69%

Danske Corp. 4.67%-4.79% due 1/15-1/29/2008[3]	75,000	74,796	.65

Other securities		808,979	7.00

Total short-term securities (cost: $963,650,000)		963,507	8.34

Total investment securities (cost: $8,791,552,000)		11,530,272	99.83

Other assets less liabilities		19,926	.17

Net assets		$11,550,198	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities purchased in transactions exempt from registration under the Securities Act of 1933 which may be subject to legal or contractual restrictions on resale. The total value of all such restricted securities was $8,540,000, which represented .07% of the net assets of the fund.

Investments in affiliates
A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares of that company. Further details on such holdings and related transactions during the year ended December 31, 2007, appear below.

						Market value
					Dividend	of affiliate
	Beginning			Ending	income	at 12/31/07
	shares	Additions	Reductions	shares	(000)	(000)

Samsung Engineering Co.[4]	1,592,000	408,000	545,000	1,455,000	$1,131	—

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $9,909,192,000.

[2]	Security did not produce income during the last 12 months.

[3]	Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $476,891,000, which represented 4.13% of the net assets of the fund.

[4]	Unaffiliated issuer at 12/31/2007.
ADR = American Depositary Receipts
GDR = Global Depositary Receipts
See Notes to Financial Statements

66	American Funds Insurance Series

Growth-Income Fund
Summary investment portfolio December 31, 2007

Largest individual equity securities	Percent of net assets		Percent of net assets
Oracle	2.99%	Bank of America	1.70%

Microsoft	2.28	Cisco Systems	1.56

General Electric	2.03	Intel	1.47

American International Group	1.95	Fannie Mae	1.45

Schlumberger	1.86	Citigroup	1.45

Common stocks — 89.74%		Market	Percent
		value	of net
	Shares	(000)	assets
Information technology — 21.37%

Oracle Corp.[1]	38,805,000	$876,217	2.99%

Microsoft Corp.	18,705,000	665,898	2.28

Cisco Systems, Inc.[1]	16,840,000	455,859	1.56

Intel Corp.	16,175,000	431,226	1.47

International Business Machines Corp.	3,725,000	402,672	1.38

Nokia Corp.[2]	8,330,000	320,270	1.22
Nokia Corp. (ADR)	930,000	35,703

Hewlett-Packard Co.	7,050,000	355,884	1.22

Google Inc., Class A1	476,800	329,698	1.13

Yahoo! Inc.[1]	12,860,000	299,124	1.02

Flextronics International Ltd.[1]	22,585,336	272,379	.93

Other securities		1,810,142	6.17

		6,255,072	21.37

Financials — 12.41%

American International Group, Inc.	9,800,000	571,340	1.95

Bank of America Corp.	12,075,000	498,214	1.70

Fannie Mae	10,588,500	423,328	1.45

Citigroup Inc.	14,365,000	422,905	1.45

JPMorgan Chase & Co.	4,147,900	181,056	.62

Freddie Mac	3,666,450	124,916	.43

Other securities		1,408,795	4.81

		3,630,554	12.41

Health care — 12.37%

Aetna Inc.	5,700,000	329,061	1.12

Abbott Laboratories	5,140,000	288,611	.99

Roche Holding AG [2]	1,647,460	283,414	.97

Cardinal Health, Inc.	4,450,000	256,988	.88

Bristol-Myers Squibb Co.	9,260,000	245,575	.84

Amgen Inc.[1]	4,662,200	216,513	.74

Merck & Co., Inc.	3,500,000	203,385	.69

Medtronic, Inc.	4,000,000	201,080	.69

Other securities		1,594,128	5.45

		3,618,755	12.37

Consumer discretionary — 8.97%

Lowe’s Companies, Inc.	17,210,000	389,290	1.33

Time Warner Inc.	17,550,000	289,751	.99

Target Corp.	5,760,700	288,035	.98

Best Buy Co., Inc.	4,009,700	211,111	.72

News Corp., Class A	9,515,200	194,966	.67

Other securities		1,251,905	4.28

		2,625,058	8.97

67	American Funds Insurance Series

Growth-Income Fund

Common stocks		Market	Percent
		value	of net
	Shares	(000)	assets
Industrials — 8.86%

General Electric Co.	16,050,000	$594,973	2.03%

United Technologies Corp.	4,075,000	311,900	1.07

United Parcel Service, Inc., Class B	3,800,000	268,736	.92

Avery Dennison Corp.	3,635,000	193,164	.66

General Dynamics Corp.	2,100,000	186,879	.64

Other securities		1,038,704	3.54

		2,594,356	8.86

Energy — 8.59%

Schlumberger Ltd.	5,525,000	543,494	1.86

Royal Dutch Shell PLC, Class A (ADR)	2,000,000	168,400

Royal Dutch Shell PLC, Class B (ADR)	1,445,391	119,967	1.00

Royal Dutch Shell PLC, Class B2	139,816	5,828

Marathon Oil Corp.	4,125,000	251,048	.86

Chevron Corp.	2,563,200	239,223	.82

Halliburton Co.	6,030,000	228,597	.78

Baker Hughes Inc.	2,565,000	208,022	.71

ConocoPhillips	2,225,000	196,468	.67

Other securities		553,541	1.89

		2,514,588	8.59

Consumer staples — 6.62%

PepsiCo, Inc.	4,850,000	368,115	1.26

Molson Coors Brewing Co., Class B	4,430,000	228,677	.78

Altria Group, Inc.	2,725,000	205,956	.70

Avon Products, Inc.	4,802,400	189,839	.65

Wal-Mart Stores, Inc.	3,820,000	181,565	.62

Other securities		761,712	2.61

		1,935,864	6.62

Materials — 3.57%

Air Products and Chemicals, Inc.	2,660,000	262,356	.90

Other securities		783,806	2.67

		1,046,162	3.57

Telecommunication services — 2.97%

Telephone and Data Systems, Inc.	2,850,700	178,454

Telephone and Data Systems, Inc., Special Common Shares	2,300,900	132,532	1.06

Sprint Nextel Corp., Series 1	15,800,000	207,454	.71

Other securities		350,433	1.20

		868,873	2.97

Utilities — 1.57%

Other securities		459,454	1.57

Miscellaneous — 2.44%

Other common stocks in initial period of acquisition		713,815	2.44

Total common stocks (cost: $21,599,712,000)		26,262,551	89.74

68	American Funds Insurance Series

Growth-Income Fund

Convertible securities — 0.18%	Market	Percent
	value	of net
	(000)	assets
Other — 0.09%

Other securities	$24,969	.09%

Miscellaneous — 0.09%

Other convertible securities in initial period of acquisition	27,672	.09

Total convertible securities (cost: $57,872,000)	52,641	.18

Bonds, notes & other debt instruments — 0.04%

Other — 0.04%

Other securities	12,934	.04

Total bonds, notes & other debt instruments (cost: $12,602,000)	12,934	.04

Short-term securities — 9.85%	Principal
	amount
	(000)

Federal Home Loan Bank 4.15%-4.63% due 1/4-6/20/2008	$361,157	359,386	1.23

Fannie Mae 4.13%-4.29% due 1/18-4/1/2008	220,850	219,289	.75

United Parcel Service Inc. 4.15%-4.50% due 2/1-3/31/2008[3]	205,900	204,149	.70

Coca-Cola Co. 4.18%-4.52% due 1/8-3/7/2008[3]	191,700	190,567	.65

Freddie Mac 4.14%-4.25% due 1/30-5/5/2008	179,400	177,457	.61

IBM International Group Capital LLC 4.35%-4.52% due 1/10-2/26/2008[3]	97,000	96,656
IBM Capital Inc. 4.20% due 3/10/2008[3]	52,700	52,222	.58
IBM Corp. 4.21% due 1/15/2008[3]	20,000	19,965

Bank of America Corp. 4.695%-5.00% due 1/16-2/26/2008	147,600	146,786	.50

Jupiter Securitization Co., LLC 4.77%-6.00% due 1/4-1/10/2008[3]	65,000	64,936
JPMorgan Chase & Co. 4.95% due 3/24/2008	50,000	49,447	.39

Hewlett-Packard Co. 4.25%-4.55% due 1/8-1/16/2008[3]	109,600	109,470	.37

Edison Asset Securitization LLC 4.61%-4.91% due 1/23-1/24/2008[3]	96,200	95,866	.33

International Lease Finance Corp. 4.69%-4.85% due 1/3-2/4/2008	67,100	66,955	.23

CAFCO, LLC 4.71%-5.30% due 1/7-1/9/2008[3]	60,900	60,831	.21

Other securities		967,116	3.30

Total short-term securities (cost: $2,881,366,000)		2,881,098	9.85

Total investment securities (cost: $24,551,552,000)		29,209,224	99.81

Other assets less liabilities		56,591	.19

Net assets		$29,265,815	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.

[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $2,237,377,000.

[3]	Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,490,365,000, which represented 5.09% of the net assets of the fund.
ADR = American Depositary Receipts
See Notes to Financial Statements

69	American Funds Insurance Series

Bond Fund
Summary investment portfolio December 31, 2007

Largest holdings (by issuer)	Percent of net assets		Percent of net assets
Freddie Mac	9.62%	General Motors Acceptance	.96%

U.S. Treasury	7.72	Spain Government	.91

Fannie Mae	6.24	Washington Mutual	.91

Japan Government	1.58	Sprint Nextel	.79

Federal Home Loan Bank	1.23	Wells Fargo Alternative Loan Trust	.77

Bonds, notes & other debt instruments — 85.59%	Principal	Market	Percent
	amount	value	of net
	(000)	(000)	assets
Mortgage-backed obligations[1] — 19.94%

Freddie Mac:
6.00% 2037	$74,998	$76,108
6.00% 2037	73,500	74,588
6.00% 2037	54,000	54,815	7.58%
6.00% 2037	33,467	33,968
6.00% 2038	54,000	54,785
0%-7.00% 2015-2037[2,3]	94,221	93,503
Fannie Mae:
6.00% 2027	22,417	22,833
5.50% 2037	20,000	19,709	4.59
4.50%-12.016% 2010-2042[2,3]	188,145	192,024

Wells Fargo Alternative Loan Trust, Series 2007-PA4, Class III-A-1, 6.091% 2037[3]	19,323	19,197	.37

Other securities		378,557	7.40

		1,020,087	19.94

Financials — 14.52%

JPMorgan Chase Capital XXI, Series U, 5.844% 2037[3]	7,500	5,918
J.P. Morgan Chase & Co. 4.875%-4.891% 2014-2015[3]	6,070	5,859
JPMorgan Chase Bank NA 6.00% 2017	2,250	2,292	.40
JPMorgan Chase Capital XX, Series T, 6.55% 2066	2,500	2,263
JPMorgan Chase Capital XXV, Series Y, 6.80% 2037	2,300	2,218
JPMorgan Chase & Co. 6.00% 2018	2,000	2,039

Citigroup Capital XXI 8.30% 2057	17,745	18,582	.36

Royal Bank of Scotland Group PLC 6.99% (undated)[3,4]	17,440	17,418	.34

Wells Fargo & Co. 5.25%-5.625% 2012-2017	7,500	7,595	.21
Wells Fargo Bank, National Assn. 4.75% 2015	3,000	2,870

Other securities		675,367	13.21

		742,421	14.52

Bonds & notes of U.S. government & government agencies — 11.99%

U.S. Treasury:
3.00% 2012[2,5]	21,961	23,805
4.25% 2012	41,825	43,282
3.875% 2013	50,000	50,984
4.50% 2016	27,370	28,480
5.125% 2016	59,000	63,854	7.72
2.375% 2017[2,5]	15,540	16,416
4.625% 2017	41,800	43,691
8.50% 2020	34,000	47,292
4.50% 2036	23,114	23,240
4.25%-9.25% 2008-2037	46,167	54,005

70	American Funds Insurance Series

Bond Fund

Bonds, notes & other debt instruments	Principal	Market	Percent
	amount	value	of net
	(000)	(000)	assets

Freddie Mac:
5.75% 2008	$13,240	$13,294
5.25% 2011	30,500	31,933	1.72%
5.75% 2012	40,000	42,747

Federal Home Loan Bank:
5.25% 2008	44,385	44,420	1.23
5.125%-5.625% 2008-2016	17,820	18,378

Fannie Mae:
1.75% 2008	¥640,000	5,741
5.50% 2011	$ 5,000	5,266	1.14
5.25% 2012	26,000	27,087
4.625% 2013	20,000	20,231

Other securities		9,260	.18

		613,406	11.99

Bonds & notes of government & government agencies outside the U.S. — 9.75%

Japanese Government:
1.70% 2016	¥4,070,450	37,387
0.90%-2.30% 2008-2035	4,804,350	43,339	1.58

Swedish Government 5.00% 2009	SKr189,325	29,544	.58

Queensland Treasury Corp. 6.00% 2015	A$23,470	19,525	.38

United Kingdom 4.75% 2015	£9,596	19,343	.38

Hungarian Government 6.75% 2017	HUF3,379,570	19,072	.37

Israeli Government 6.50% 2016[2]	ILS70,755	18,729	.37

South Korean Government 5.25% 2015	KRW17,265,710	17,908	.35

Spanish Government 6.15% 2013	€10,620	16,876	.33

Other securities		276,898	5.41

		498,621	9.75

Consumer discretionary — 8.32%

General Motors Corp. 8.80% 2021	$19,360	16,359	.32

Other securities		409,022	8.00

		425,381	8.32

Industrials — 4.07%

Other securities		208,035	4.07

Telecommunication services — 3.81%

Nextel Communications, Inc.:
Series E, 6.875% 2013	16,720	16,485	.66
Series D, 7.375% 2015	17,740	17,481

Other securities		160,902	3.15

		194,868	3.81

Energy — 2.62%

Other securities		134,212	2.62

Asset-backed obligations — 2.57%

Other securities		131,490	2.57

Materials — 1.94%

Other securities		99,102	1.94

71	American Funds Insurance Series

Bond Fund

Bonds, notes & other debt instruments	Market	Percent
	value	of net
	(000)	assets
Health care — 1.86%

Other securities	$95,173	1.86%

Information technology — 1.64%

Other securities	83,611	1.64

Utilities — 1.61%

Other securities	82,582	1.61

Other — 0.95%

Other securities	48,731	.95

Total bonds, notes & other debt instruments (cost: $4,438,947,000)	4,377,720	85.59

Convertible securities — 0.28%

Other — 0.28%

Other securities	14,260	.28

Total convertible securities (cost: $14,410,000)	14,260	.28

Preferred stocks — 3.00%	Shares

Financials — 2.92%

Fannie Mae:
Series S, 8.25% noncumulative[6] Series O, 7.00%[3,4]	768,000 135,855	19,594 6,296	.51

MUFG Capital Finance 1 Ltd. 6.346% noncumulative[3]	20,148,000	19,114	.37

Freddie Mac, Series Z, 8.375%[6]	618,440	16,311	.32

Other securities		88,021	1.72

		149,336	2.92

Miscellaneous — 0.08%

Other preferred stocks in initial period of acquisition		4,293	.08

Total preferred stocks (cost: $164,923,000)		153,629	3.00

Common stocks — 0.30%

Other — 0.12%

Other securities		6,129	.12

Miscellaneous — 0.18%

Other common stocks in initial period of acquisition		9,075	.18

Total common stocks (cost: $16,235,000)		15,204	.30

72	American Funds Insurance Series

Bond Fund

Rights & warrants — 0.00%	Market	Percent
	value	of net
	(000)	assets
Other — 0.00%

Other securities	$1	.00%

Total rights & warrants (cost: $52,000)	1	.00

Short-term securities — 13.04%	Principal
	amount
	(000)

Wells Fargo & Co. 4.30% due 1/14-1/18/2008	$81,400	81,242	1.59

U.S. Treasury Bills 3.20%-4.05% due 4/3-5/22/2008[7]	65,700	65,044	1.27

Procter & Gamble International Funding S.C.A. 4.47%-4.74% due 1/4-3/4/2008[4,7]	54,800	54,618	1.07

Federal Home Loan Bank 4.25%-4.61% due 1/4-1/22/2008[7]	54,233	54,147	1.06

Freddie Mac 4.0947%-4.62% due 3/10-12/8/2008[7]	53,000	52,130	1.02

Caterpillar Financial Services Corp. 4.20%-4.47% due 1/24-2/19/2008[7]	50,800	50,575	.99

Coca-Cola Co. 4.47% due 1/15/2008[4,7]	49,000	48,909	.96

IBM International Group Capital LLC 4.47% due 2/15/2008[4] IBM Corp. 4.40% due 1/11/2008 [4]	25,000 23,000	24,841 22,969	.93

JPMorgan Chase & Co. 5.05% due 1/4/2008[7]	40,400	40,379	.79

United Parcel Service Inc. 4.38%-4.53% due 1/3-3/19/2008[4,7]	37,900	37,688	.74

International Bank for Reconstruction and Development 4.33% due 1/22/2008	30,500	30,430	.60

Wal-Mart Stores Inc. 4.73% due 1/29/2008[4]	29,500	29,379	.57

Harley-Davidson Funding Corp. 4.75% due 1/17/2008[4]	20,000	19,954	.39

Other securities		54,415	1.06

Total short-term securities (cost: $666,635,000)		666,720	13.04

Total investment securities (cost: $5,301,202,000)		5,227,534	102.21

Other assets less liabilities		(112,935)	(2.21)

Net assets		$5,114,599	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities purchased in transactions exempt from registration under the Securities Act of 1933 which may be subject to legal or contractual restrictions on resale. The total value of all such restricted securities was $5,401,000, which represented .10% of the net assets of the fund.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $247,371,000.

[3]	Coupon rate may change periodically.

[4]	Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $979,499,000, which represented 19.15% of the net assets of the fund.

[5]	Index-linked bond whose principal amount moves with a government retail price index.

[6]	Security did not produce income during the last 12 months.

[7]	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
See Notes to Financial Statements

73	American Funds Insurance Series

Financial statements
Statements of assets & liabilities at December 31, 2007

			Global
	Global	Global	Small				New
	Discovery	Growth	Capitalization	Growth		International	World
	Fund	Fund	Fund	Fund		Fund	Fund

Assets:
Investment securities at market:
Unaffiliated issuers	$277,767	$5,880,379	$4,130,774	$29,736,060		$11,530,272	$2,134,771
Affiliated issuers	—	—	215,419	1,151,237		—	—
Cash denominated in currencies other than U.S. dollars	—	7	— *	—	*	1,246	213
Cash	64	122	231	208		98	111
Receivables for:
Sales of investments	5	8,189	11,050	2,983		46,122	297
Sales of fund’s shares	711	6,686	7,351	34,069		7,225	4,021
Open forward currency contracts	—	—	—	—		—	—
Closed forward currency contracts	—	—	—	—		—	—
Dividends and interest	127	7,057	6,358	28,052		20,357	6,301
Other assets	— *	2	589	11		4	—

	278,674	5,902,442	4,371,772	30,952,620		11,605,324	2,145,714

Liabilities:
Payables for:
Purchases of investments	3,577	24,863	19,128	52,586		14,109	6,879
Repurchases of fund’s shares	6	6,891	3,301	50,757		32,928	64
Open forward currency contracts	—	—	—	—		—	—
Closed forward currency contracts	—	—	—	—		—	—
Investment advisory services	120	2,318	2,288	7,499		4,279	1,195
Distribution services	50	1,098	838	5,474		2,075	393
Trustees’ deferred compensation	2	65	38	891		388	13
Other	115	3,110	2,491	52		1,347	1,199

	3,870	38,345	28,084	117,259		55,126	9,743

Net assets at December 31, 2007
(total: $108,244,797)	$274,804	$5,864,097	$4,343,688	$30,835,361		$11,550,198	$2,135,971

Investment securities at cost:
Unaffiliated issuers	$238,424	$4,834,943	$3,264,025	$24,071,275		$8,791,552	$1,526,476

Affiliated issuers	—	—	$162,441	$984,779		—	—

Cash denominated in currencies other than U.S. dollars at cost	—	$7	— *	—	*	$1,246	$213

Net assets consist of:
Capital paid in on shares of beneficial interest	$229,461	$4,373,987	$3,024,176	$22,019,750		$7,486,715	$1,380,886
Undistributed (distributions in excess of) net investment income	(12)	3,943	(59,598)	21,694		15,527	(2,541)
Undistributed (accumulated) net realized gain (loss)	6,126	443,787	461,731	2,962,467		1,309,775	150,428
Net unrealized appreciation (depreciation)	39,229	1,042,380	917,379	5,831,450		2,738,181	607,198

Net assets at December 31, 2007	$274,804	$5,864,097	$4,343,688	$30,835,361		$11,550,198	$2,135,971

Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized:
Class 1:
Net assets (total: $16,970,496)	$35,161	$683,751	$369,280	$5,051,099		$1,707,577	$261,085
Shares outstanding	2,495	27,192	13,576	75,140		68,836	10,087
Net asset value per share	$14.09	$25.15	$27.20	$67.22		$24.81	$25.88
Class 2:
Net assets (total: $90,172,231)	$239,643	$5,180,346	$3,974,408	$25,358,763		$9,719,162	$1,874,886
Shares outstanding	17,091	207,180	147,495	380,069		393,200	72,973
Net asset value per share	$14.02	$25.00	$26.95	$66.72		$24.72	$25.69
Class 3:
Net assets (total: $1,102,070)	—	—	—	$425,499		$123,459	—
Shares outstanding	—	—	—	6,331		4,979	—
Net asset value per share	—	—	—	$67.21		$24.80	—
* Amount less than one thousand.
See Notes to Financial Statements

74	American Funds Insurance Series

(dollars and shares in thousands, except per-share amounts)

									U.S.
Blue Chip								High-	Government/
Income and	Global Growth	Growth-	Asset			Global		Income	AAA-Rated	Cash
Growth	and Income	Income	Allocation	Bond		Bond		Bond	Securities	Management
Fund	Fund	Fund	Fund	Fund		Fund		Fund	Fund	Fund

$4,413,877	$2,075,284	$29,209,224	$9,245,201	$5,227,534		$299,859		$1,303,606	$849,141	$582,557
—	—	—	58,895	—		—		—	—	—
—	— *	— *	—	—	*	—	*	26	—	—
134	453	141	421	1,442		127		2,743	358	656
—	1,228	31,713	919	63		6		3,611	172	—
3,740	11,777	74,812	9,808	6,741		2,048		1,898	1,168	1,985
—	—	—	—	781		237		19	—	—
—	—	—	—	109		892		—	—	—
5,407	3,964	26,545	32,995	63,561		4,989		23,261	6,435	—
1	194	11	163	96		5		265	— *	— *
4,423,159	2,092,900	29,342,446	9,348,402	5,300,327		308,163		1,335,429	857,274	585,198

2,788	14,823	58,120	36,693	150,104		28		1,603	18,956	—
1,103	116	6,565	1,599	32,036		—		750	443	556
—	—	—	4	897		505		6	—	—
—	—	—	—	—		41		—	—	—
1,407	927	5,863	2,157	1,519		127		479	280	142
914	415	5,019	1,565	989		56		215	129	98
39	3	1,015	238	54		—	*	93	75	38
1	503	49	36	129		6		304	— *	— *

6,252	16,787	76,631	42,292	185,728		763		3,450	19,883	834

$4,416,907	$2,076,113	$29,265,815	$9,306,110	$5,114,599		$307,400		$1,331,979	$837,391	$584,364

$3,929,113	$1,982,546	$24,551,552	$8,045,912	$5,301,202		$295,414		$1,350,935	$836,081	$582,578

—	—	—	$48,481	—		—		—	—	—

—	— *	— *	—	—	*	—	*	$26	—	—

$3,666,494	$1,969,602	$22,918,883	$7,705,026	$5,125,785		$301,657		$1,493,137	$825,303	$580,391

14,776	(1,372)	82,693	39,608	49,998		1,377		15,604	6,027	3,995
250,873	15,579	1,606,516	351,805	12,323		108		(129,461)	(6,999)	(1)
484,764	92,304	4,657,723	1,209,671	(73,507)		4,258		(47,301)	13,060	(21)

$4,416,907	$2,076,113	$29,265,815	$9,306,110	$5,114,599		$307,400		$1,331,979	$837,391	$584,364

$142,476	$79,498	$5,618,032	$1,927,088	$436,150		$27,783		$308,197	$211,304	$112,015
12,353	6,750	132,131	104,115	39,167		2,564		26,462	18,015	9,824
$11.53	$11.78	$42.52	$18.51	$11.14		$10.83		$11.65	$11.73	$11.40

$4,274,431	$1,996,615	$23,242,713	$7,307,690	$4,678,449		$279,617		$996,092	$597,224	$452,192
373,215	169,874	549,982	397,430	424,083		25,859		86,229	51,245	39,836
$11.45	$11.75	$42.26	$18.39	$11.03		$10.81		$11.55	$11.65	$11.35

—	—	$405,070	$71,332	—		—		$27,690	$28,863	$20,157
—	—	9,528	3,855	—		—		2,376	2,459	1,768
—	—	$42.51	$18.50	—		—		$11.65	$11.74	$11.40

75	American Funds Insurance Series

Statements of operations for the year ended December 31, 2007

			Global
	Global	Global	Small			New
	Discovery	Growth	Capitalization	Growth	International	World
	Fund	Fund	Fund	Fund	Fund	Fund

Investment income:
Income (net of non-U.S. taxes)[1,2]:
Dividends	$2,416	$92,659	$28,337	$291,998	$209,230	$28,885
Interest	1,580	37,609	15,006	88,054	24,237	15,510

	3,996	130,268	43,343	380,052	233,467	44,395

Fees and expenses[3]:
Investment advisory services	1,306	26,735	27,298	93,790	50,363	12,656
Distribution services — Class 2	483	11,594	8,995	61,182	21,178	3,723
Distribution services — Class 3	—	—	—	804	221	—
Transfer agent services	— [4]	3	2	18	6	1
Reports to shareholders	6	151	117	1,284	312	51
Registration statement and prospectus	2	54	41	481	113	17
Postage, stationery and supplies	2	46	35	269	95	16
Trustees’ compensation	2	45	33	334	126	13
Auditing and legal	5	38	36	164	67	28
Custodian	26	658	968	698	2,329	709
State and local taxes	2	42	31	258	87	13
Other	4	34	43	52	53	42

Total fees and expenses before waiver	1,838	39,400	37,599	159,334	74,950	17,269
Less waiver of fees and expenses:
Investment advisory services	131	2,714	2,730	9,379	5,036	1,266

Total fees and expenses after waiver	1,707	36,686	34,869	149,955	69,914	16,003

Net investment income	2,289	93,582	8,474	230,097	163,553	28,392

Net realized gain and unrealized appreciation (depreciation) on investments and currency:
Net realized gain (loss) on:
Investments[2]	22,813	442,683	510,382	2,966,674	1,311,910	165,235
Currency transactions	18	(1,085)	(740)	(3,822)	1,345	(62)

	22,831	441,598	509,642	2,962,852	1,313,255	165,173

Net unrealized appreciation (depreciation) on:
Investments	9,014	141,895	162,605	146,965	363,035	263,388
Currency translations	(9)	(73)	— [4]	7	533	(3)

	9,005	141,822	162,605	146,972	363,568	263,385

Net realized gain and unrealized appreciation (depreciation) on investments and currency	31,836	583,420	672,247	3,109,824	1,676,823	428,558

Net increase in net assets resulting from operations	$34,125	$677,002	$680,721	$3,339,921	$1,840,376	$456,950

[1]	Additional information related to non-U.S. taxes is included in the Notes to Financial Statements.

[2]	Additional information related to affiliated transactions is included in the Notes to Financial Statements.

[3]	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

[4]	Amount less than one thousand.
See Notes to Financial Statements

76	American Funds Insurance Series

(dollars in thousands)

							U.S.
Blue Chip						High-	Government/
Income and	Global Growth	Growth-	Asset		Global	Income	AAA-Rated	Cash
Growth	and Income	Income	Allocation	Bond	Bond	Bond	Securities	Management
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

$84,983	$28,462	$439,895	$98,655	$1,987	$—	$1,482	$—	$—
18,009	11,791	157,015	155,146	258,016	7,085	98,936	37,507	25,277

102,992	40,253	596,910	253,801	260,003	7,085	100,418	37,507	25,277

18,332	9,447	75,627	26,249	17,355	776	6,066	3,222	1,566
10,674	3,250	58,512	17,563	10,166	295	2,375	1,188	916
—	—	799	135	—	—	57	54	34
3	1	18	5	3	— [4]	1	— [4]	— [4]
140	38	1,260	254	138	3	35	20	13
48	14	474	92	47	1	14	8	5
43	10	263	77	43	1	10	6	4
38	9	348	93	38	1	22	15	9
22	16	153	45	24	4	7	4	3
10	200	543	139	218	37	18	4	1
39	9	256	73	36	— [4]	12	6	4
7	11	52	18	14	4	5	2	1

29,356	13,005	138,305	44,743	28,082	1,122	8,622	4,529	2,556

1,833	1,786	7,563	2,625	1,736	78	607	322	157

27,523	11,219	130,742	42,118	26,346	1,044	8,015	4,207	2,399

75,469	29,034	466,168	211,683	233,657	6,041	92,403	33,300	22,878

254,410	77,310	1,631,859	357,028	34,155	1,559	3,529	2,138	3
—	496	1,482	73	642	1,785	(436)	—	—

254,410	77,806	1,633,341	357,101	34,797	3,344	3,093	2,138	3

(250,926)	41,785	(740,115)	(75,524)	(128,031)	4,340	(81,453)	12,104	(32)
—	11	(250)	132	(175)	(176)	122	—	—

(250,926)	41,796	(740,365)	(75,392)	(128,206)	4,164	(81,331)	12,104	(32)

3,484	119,601	892,976	281,709	(93,409)	7,508	(78,238)	14,242	(29)

$78,953	$148,636	$1,359,144	$493,392	$140,248	$13,549	$14,165	$47,542	$22,849

77	American Funds Insurance Series

Statements of changes in net assets

	Global Discovery Fund		Global Growth Fund
	Year ended	Year ended	Year ended	Year ended
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006

Operations:
Net investment income	$2,289	$1,365	$93,582	$59,518
Net realized gain on investments and currency transactions	22,831	7,701	441,598	267,086
Net unrealized appreciation (depreciation) on investments and currency translations	9,005	14,780	141,822	325,522

Net increase in net assets resulting from operations	34,125	23,846	677,002	652,126

Dividends and distributions paid to shareholders:
Dividends from net investment income and currency gains:
Class 1	(377)	(271)	(15,248)	(2,252)
Class 2	(2,059)	(1,137)	(129,196)	(27,641)
Class 3	—	—	—	—

Total dividends from net investment income and currency gains	(2,436)	(1,408)	(144,444)	(29,893)

Distributions from net realized gain on investments:
Short-term net realized gains:
Class 1	(1,013)	(558)	(1,007)	—
Class 2	(6,707)	(2,896)	(13,287)	—
Class 3	—	—	—	—
Long-term net realized gains:
Class 1	(1,382)	(465)	(13,121)	—
Class 2	(9,278)	(2,418)	(173,088)	—
Class 3	—	—	—	—

Total distributions from net realized gain on investments	(18,380)	(6,337)	(200,503)	—

Total dividends and distributions paid to shareholders	(20,816)	(7,745)	(344,947)	(29,893)

Capital share transactions:
Class 1:
Proceeds from shares sold	6,060	3,836	399,261	53,477
Proceeds from reinvestment of dividends and distributions	2,772	1,294	29,376	2,252
Cost of shares repurchased	(4,255)	(2,250)	(43,793)	(25,878)

Net increase (decrease) from Class 1 transactions	4,577	2,880	384,844	29,851

Class 2:
Proceeds from shares sold	71,657	46,346	675,865	844,863
Proceeds from reinvestment of dividends and distributions	18,044	6,451	315,571	27,641
Cost of shares repurchased	(11,522)	(4,507)	(137,454)	(54,850)

Net increase from Class 2 transactions	78,179	48,290	853,982	817,654

Class 3:
Proceeds from shares sold	—	—	—	—
Proceeds from reinvestment of dividends and distributions	—	—	—	—
Cost of shares repurchased	—	—	—	—

Net (decrease) from Class 3 transactions	—	—	—	—

Net increase in net assets resulting from capital share transactions	82,756	51,170	1,238,826	847,505

Total increase in net assets	96,065	67,271	1,570,881	1,469,738
Net assets:
Beginning of period	178,739	111,468	4,293,216	2,823,478

End of period	$274,804	$178,739	$5,864,097	$4,293,216

Undistributed (distributions in excess of) net investment income	$(12)	$(168)	$3,943	$58,293

Shares of beneficial interest:
Class 1:
Shares sold	423	309	15,922	2,469
Shares issued on reinvestment of dividends and distributions	202	101	1,195	113
Shares repurchased	(304)	(186)	(1,788)	(1,224)

Net increase (decrease) in shares outstanding	321	224	15,329	1,358

Class 2:
Shares sold	5,027	3,786	27,538	39,535
Shares issued on reinvestment of dividends and distributions	1,325	502	12,903	1,402
Shares repurchased	(832)	(376)	(5,664)	(2,587)

Net increase in shares outstanding	5,520	3,912	34,777	38,350

Class 3:
Shares sold	—	—	—	—
Shares issued on reinvestment of dividends and distributions	—	—	—	—
Shares repurchased	—	—	—	—

Net (decrease) in shares outstanding	—	—	—	—

See Notes to Financial Statements

78	American Funds Insurance Series

(dollars and shares in thousands)

Global Small								Blue Chip Income
Capitalization Fund		Growth Fund		International Fund		New World Fund		and Growth Fund
Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2007	2006	2007	2006	2007	2006	2007	2006	2007	2006

$8,474	$17,133	$230,097	$228,628	$163,553	$137,525	$28,392	$19,941	$75,469	$53,818
509,642	299,107	2,962,852	1,980,628	1,313,255	500,368	165,173	101,979	254,410	136,955
162,605	253,788	146,972	227,023	363,568	722,497	263,385	163,011	(250,926)	388,512

680,721	570,028	3,339,921	2,436,279	1,840,376	1,360,390	456,950	284,931	78,953	579,285

(9,957)	(1,490)	(50,378)	(34,631)	(27,717)	(28,625)	(6,659)	(1,693)	(4,468)	(1,925)
(106,466)	(11,446)	(192,512)	(174,167)	(135,569)	(108,664)	(49,605)	(13,873)	(109,535)	(39,240)
—	—	(3,515)	(3,616)	(1,795)	(1,878)	—	—	—	—

(116,423)	(12,936)	(246,405)	(212,414)	(165,081)	(139,167)	(56,264)	(15,566)	(114,003)	(41,165)

(5,130)	(538)	(23,434)	—	(13,679)	—	(2,014)	—	(1,063)	(613)
(65,805)	(5,511)	(113,371)	—	(67,770)	—	(19,962)	—	(28,489)	(14,642)
—	—	(2,111)	—	(991)	—	—	—	—	—

(15,875)	(11,953)	(310,646)	(21,900)	(67,908)	(14,699)	(7,335)	(777)	(3,868)	(6,818)
(203,660)	(122,408)	(1,502,851)	(127,584)	(336,431)	(54,210)	(72,698)	(6,937)	(103,659)	(162,814)
—	—	(27,987)	(2,908)	(4,920)	(1,054)	—	—	—	—

(290,470)	(140,410)	(1,980,400)	(152,392)	(491,699)	(69,963)	(102,009)	(7,714)	(137,079)	(184,887)

(406,893)	(153,346)	(2,226,805)	(364,806)	(656,780)	(209,130)	(158,273)	(23,280)	(251,082)	(226,052)

126,470	24,884	2,309,420	75,477	10,273	6,333	120,507	29,547	8,279	15,459
30,962	13,981	384,458	56,531	109,304	43,324	16,008	2,470	9,399	9,356
(54,125)	(61,177)	(1,277,505)	(634,730)	(261,901)	(240,979)	(29,946)	(21,658)	(29,039)	(14,648)

103,307	(22,312)	1,416,373	(502,722)	(142,324)	(191,322)	106,569	10,359	(11,361)	10,167

650,430	605,175	2,390,962	3,219,737	1,410,185	1,576,966	374,113	293,407	462,760	482,725
375,931	139,365	1,808,734	301,751	539,770	162,874	142,265	20,810	241,683	216,696
(234,256)	(172,814)	(2,925,475)	(477,546)	(457,606)	(163,789)	(86,420)	(50,811)	(200,407)	(130,490)

792,105	571,726	1,274,221	3,043,942	1,492,349	1,576,051	429,958	263,406	504,036	568,931

—	—	4,170	6,187	3,053	7,615	—	—	—	—
—	—	33,613	6,524	7,706	2,931	—	—	—	—
—	—	(82,589)	(99,810)	(22,414)	(23,044)	—	—	—	—

—	—	(44,806)	(87,099)	(11,655)	(12,498)	—	—	—	—

895,412	549,414	2,645,788	2,454,121	1,338,370	1,372,231	536,527	273,765	492,675	579,098

1,169,240	966,096	3,758,904	4,525,594	2,521,966	2,523,491	835,204	535,416	320,546	932,331

3,174,448	2,208,352	27,076,457	22,550,863	9,028,232	6,504,741	1,300,767	765,351	4,096,361	3,164,030

$4,343,688	$3,174,448	$30,835,361	$27,076,457	$11,550,198	$9,028,232	$2,135,971	$1,300,767	$4,416,907	$4,096,361

$(59,598)	$1,723	$21,694	$43,246	$15,527	$15,449	$(2,541)	$10,927	$14,776	$53,310

4,520	1,070	33,820	1,227	415	313	4,878	1,569	668	1,362
1,132	668	5,708	924	4,615	2,124	681	146	769	895
(1,999)	(2,682)	(18,697)	(10,324)	(11,093)	(11,857)	(1,305)	(1,184)	(2,380)	(1,308)

3,653	(944)	20,831	(8,173)	(6,063)	(9,420)	4,254	531	(943)	949

23,682	26,182	35,619	52,766	59,148	77,838	15,801	15,627	38,123	42,906
13,858	6,710	27,058	4,975	22,881	7,986	6,123	1,238	19,932	20,876
(8,879)	(7,671)	(43,455)	(7,881)	(19,682)	(8,194)	(3,867)	(2,831)	(16,554)	(11,663)

28,661	25,221	19,222	49,860	62,347	77,630	18,057	14,034	41,501	52,119

—	—	63	100	130	375	—	—	—	—
—	—	499	107	326	144	—	—	—	—
—	—	(1,224)	(1,629)	(951)	(1,144)	—	—	—	—

—	—	(662)	(1,422)	(495)	(625)	—	—	—	—

79	American Funds Insurance Series

Statements of changes in net assets

	Global Growth
	and Income Fund		Growth-Income Fund		Asset Allocation Fund
	Year ended	Period ended	Year ended	Year ended	Year ended	Year ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006[1]	2007	2006	2007	2006

Operations:
Net investment income	$29,034	$3,148	$466,168	$411,852	$211,683	$164,993
Net realized gain (loss) on investments and currency transactions	77,806	3,716	1,633,341	926,245	357,101	275,335
Net unrealized appreciation (depreciation) on investments and currency translations	41,796	50,508	(740,365)	2,133,468	(75,392)	488,795

Net increase in net assets resulting from operations	148,636	57,372	1,359,144	3,471,565	493,392	929,123

Dividends and distributions paid to shareholders:
Dividends from net investment income and currency gains:
Class 1	(1,370)	(271)	(99,611)	(63,674)	(42,539)	(24,341)
Class 2	(30,736)	(3,240)	(355,785)	(327,704)	(157,653)	(132,041)
Class 3	—	—	(6,561)	(6,935)	(1,590)	(1,651)

Total dividends from net investment income and currency gains	(32,106)	(3,511)	(461,957)	(398,313)	(201,782)	(158,033)

Distributions from net realized gain on investments:
Short-term net realized gains:
Class 1	(1,952)	—	(17,061)	(3,880)	(5,053)	—
Class 2	(47,286)	—	(69,728)	(20,518)	(28,051)	—
Class 3	—	—	(1,354)	(474)	(297)	—
Long-term net realized gains:
Class 1	(565)	—	(164,342)	(84,523)	(36,748)	(11,851)
Class 2	(14,077)	—	(671,641)	(447,010)	(204,006)	(72,811)
Class 3	—	—	(13,040)	(10,336)	(2,162)	(1,004)

Total distributions from net realized gain on investments	(63,880)	—	(937,166)	(566,741)	(276,317)	(85,666)

Total dividends and distributions paid to shareholders	(95,986)	(3,511)	(1,399,123)	(965,054)	(478,099)	(243,699)

Capital share transactions:
Class 1:
Proceeds from initial capitalization	—	10,000	—	—	—	—
Proceeds from shares sold	44,895	30,969	2,341,348	3,828	896,096	169,379
Proceeds from reinvestment of dividends and distributions	3,887	271	281,014	152,077	84,340	36,192
Cost of shares repurchased	(18,147)	(74)	(673,969)	(608,513)	(115,427)	(102,082)

Net increase (decrease) from Class 1 transactions	30,635	41,166	1,948,393	(452,608)	865,009	103,489

Class 2:
Proceeds from shares sold	1,224,641	585,540	2,013,524	2,849,467	717,517	777,608
Proceeds from reinvestment of dividends and distributions	92,099	3,240	1,097,154	795,232	389,710	204,852
Cost of shares repurchased	(6,505)	(1,214)	(2,602,486)	(636,700)	(193,263)	(321,253)

Net increase from Class 2 transactions	1,310,235	587,566	508,192	3,007,999	913,964	661,207

Class 3:
Proceeds from shares sold	—	—	778	1,254	3,124	3,176
Proceeds from reinvestment of dividends and distributions	—	—	20,955	17,745	4,049	2,655
Cost of shares repurchased	—	—	(77,378)	(80,096)	(12,795)	(13,663)

Net (decrease) increase from Class 3 transactions	—	—	(55,645)	(61,097)	(5,622)	(7,832)

Net increase in net assets resulting from capital share transactions	1,340,870	628,732	2,400,940	2,494,294	1,773,351	756,864

Total increase in net assets	1,393,520	682,593	2,360,961	5,000,805	1,788,644	1,442,288
Net assets:
Beginning of period	682,593	—	26,904,854	21,904,049	7,517,466	6,075,178

End of period	$2,076,113	$682,593	$29,265,815	$26,904,854	$9,306,110	$7,517,466

Undistributed (distributions in excess of) net investment income	$(1,372)	$(408)	$82,693	$77,000	$39,608	$29,378

Shares of beneficial interest:
Class 1:
Shares issued from initial capitalization	—	1,000	—	—	—	—
Shares sold	3,807	3,083	52,474	93	46,825	9,512
Shares issued on reinvestment of dividends and distributions	337	25	6,397	3,862	4,483	2,052
Shares repurchased	(1,495)	(7)	(15,323)	(15,201)	(6,055)	(5,805)

Net increase (decrease) in shares outstanding	2,649	4,101	43,548	(11,246)	45,253	5,759

Class 2:
Shares sold	104,297	57,949	46,137	71,465	37,981	44,538
Shares issued on reinvestment of dividends and distributions	8,017	298	25,097	20,312	20,722	11,718
Shares repurchased	(561)	(126)	(59,040)	(15,943)	(10,240)	(18,153)

Net increase in shares outstanding	111,753	58,121	12,194	75,834	48,463	38,103

Class 3:
Shares sold	—	—	18	31	165	183
Shares issued on reinvestment of dividends and distributions	—	—	476	452	214	151
Shares repurchased	—	—	(1,757)	(2,004)	(671)	(776)

Net (decrease) increase in shares outstanding	—	—	(1,263)	(1,521)	(292)	(442)

[1]	For the period May 1, 2006, commencement of operations, through December 31, 2006.

[2]	For the period October 4, 2006, commencement of operations, through December 31, 2006.

[3]	Amount less than one thousand.
See Notes to Financial Statements

80	American Funds Insurance Series

(dollars and shares in thousands)

						U.S. Government/
Bond Fund		Global Bond Fund		High-Income Bond Fund		AAA-Rated Securities Fund		Cash Management Fund
Year ended	Year ended	Year ended	Period ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2007	2006	2007	2006[2]	2007	2006	2007	2006	2007	2006

$233,657	$158,314	$6,041	$150	$92,403	$73,713	$33,300	$28,326	$22,878	$15,292
34,797	(4,416)	3,344	(10)	3,093	3,708	2,138	(3,537)	3	— [3]

(128,206)	57,361	4,164	94	(81,331)	27,773	12,104	(923)	(32)	8

140,248	211,259	13,549	234	14,165	105,194	47,542	23,866	22,849	15,300

(27,191)	(7,578)	(761)	(79)	(34,436)	(18,213)	(15,945)	(9,348)	(7,248)	(1,903)
(327,209)	(106,551)	(7,129)	(76)	(110,945)	(41,173)	(37,372)	(14,236)	(25,540)	(4,485)
—	—	—	—	(3,325)	(2,049)	(2,188)	(1,245)	(1,300)	(378)

(354,400)	(114,129)	(7,890)	(155)	(148,706)	(61,435)	(55,505)	(24,829)	(34,088)	(6,766)

—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—	—	—

(354,400)	(114,129)	(7,890)	(155)	(148,706)	(61,435)	(55,505)	(24,829)	(34,088)	(6,766)

—	—	—	10,000	—	—	—	—	—	—
223,507	52,576	15,323	1,200	64,447	6,186	17,198	4,334	82,701	78,397
27,191	7,578	761	79	34,436	18,213	15,945	9,348	7,248	1,903
(27,058)	(19,886)	(687)	— [3]	(54,035)	(52,667)	(37,415)	(47,068)	(73,550)	(59,631)

223,640	40,268	15,397	11,279	44,848	(28,268)	(4,272)	(33,386)	16,399	20,669

1,307,778	923,008	256,862	15,491	222,164	199,599	179,695	74,330	400,501	260,270
327,209	106,551	7,129	76	110,945	41,173	37,372	14,236	25,540	4,485
(133,653)	(57,649)	(4,474)	(98)	(67,426)	(28,107)	(17,046)	(27,041)	(247,164)	(141,648)

1,501,334	971,910	259,517	15,469	265,683	212,665	200,021	61,525	178,877	123,107

—	—	—	—	2,454	2,705	3,966	2,168	20,409	23,065
—	—	—	—	3,325	2,049	2,188	1,245	1,300	378
—	—	—	—	(8,871)	(10,123)	(8,953)	(10,244)	(19,332)	(21,422)

—	—	—	—	(3,092)	(5,369)	(2,799)	(6,831)	2,377	2,021

1,724,974	1,012,178	274,914	26,748	307,439	179,028	192,950	21,308	197,653	145,797

1,510,822	1,109,308	280,573	26,827	172,898	222,787	184,987	20,345	186,414	154,331

3,603,777	2,494,469	26,827	—	1,159,081	936,294	652,404	632,059	397,950	243,619

$5,114,599	$3,603,777	$307,400	$26,827	$1,331,979	$1,159,081	$837,391	$652,404	$584,364	$397,950

$49,998	$154,269	$1,377	$(6)	$15,604	$71,733	$6,027	$28,343	$3,995	$15,205

—	—	—	1,000	—	—	—	—	—	—
19,367	4,625	1,435	116	5,144	498	1,447	370	7,068	6,852
2,432	691	71	8	2,837	1,518	1,385	826	633	168
(2,340)	(1,746)	(66)	— [3]	(4,245)	(4,196)	(3,160)	(4,006)	(6,295)	(5,209)

19,459	3,570	1,440	1,124	3,736	(2,180)	(328)	(2,810)	1,406	1,811

113,731	81,863	24,105	1,514	17,346	16,013	15,266	6,368	34,457	22,823
29,490	9,793	667	7	9,210	3,457	3,262	1,264	2,244	398
(11,757)	(5,122)	(425)	(9)	(5,429)	(2,248)	(1,450)	(2,323)	(21,256)	(12,425)

131,464	86,534	24,347	1,512	21,127	17,222	17,078	5,309	15,445	10,796

—	—	—	—	191	219	333	185	1,743	2,015
—	—	—	—	273	171	190	110	114	34
—	—	—	—	(690)	(804)	(759)	(869)	(1,658)	(1,876)

—	—	—	—	(226)	(414)	(236)	(574)	199	173

81	American Funds Insurance Series

Notes to financial statements
1. Organization and significant accounting policies
Organization — American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 15 different funds. The assets of each fund are segregated, with each fund accounted for separately. The funds’ investment objectives are as follows:
Global Discovery Fund — Seeks long-term growth of capital by investing primarily in stocks of companies in the services and information area of the global economy.
Global Growth Fund — Seeks long-term growth of capital by investing primarily in common stocks of companies located around the world.
Global Small Capitalization Fund — Seeks long-term growth of capital by investing primarily in stocks of smaller companies located around the world.
Growth Fund — Seeks long-term growth of capital by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.
International Fund — Seeks long-term growth of capital by investing primarily in common stocks of companies based outside the United States.
New World Fund — Seeks long-term growth of capital by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets.
Blue Chip Income and Growth Fund — Seeks to produce income exceeding the average yield on U.S. stocks and provide an opportunity for growth of principal.
Global Growth and Income Fund — Seeks long-term growth of capital and to provide current income by investing primarily in stocks of well-established companies located around the world.
Growth-Income Fund — Seeks growth of capital and income over time by investing primarily in U.S. common stocks and other securities that appear to offer potential for capital appreciation and/or dividends.
Asset Allocation Fund — Seeks high total return (including income and capital gains) consistent with the preservation of capital over the long term.
Bond Fund — Seeks to maximize current income and preserve capital by investing primarily in fixed-income securities.
Global Bond Fund — Seeks a high level of total return over the long term by investing primarily in investment-grade bonds issued by entities based around the world and denominated in various currencies, including U.S. dollars.
High-Income Bond Fund — Seeks to provide a high level of current income with capital appreciation as a secondary goal by investing primarily in higher yielding and generally lower quality debt securities.
U.S. Government/AAA-Rated Securities Fund — Seeks to provide a high level of current income and preservation of capital by investing primarily in a combination of securities guaranteed by the U.S. government and other debt securities rated AAA or Aaa.
Cash Management Fund — Seeks to provide income on cash reserves while preserving capital and maintaining liquidity.
Each fund offers two or three share classes (1, 2 and 3). Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

82	American Funds Insurance Series

Significant accounting policies — The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the series:
Security valuation — Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the funds to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the series’ board of trustees. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly securities outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.
Security transactions and related investment income — Security transactions are recorded by the series as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the series will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.
Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class.
Dividends and distributions to shareholders — Dividends and distributions paid to shareholders are recorded on the ex-dividend date.
Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.
Forward currency contracts — The series may enter into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The series enters into these contracts to manage its exposure to changes in exchange rates arising from investments denominated in currencies other than U.S. dollars. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates. Due to these risks, the series could incur losses up to the entire contract amount, which may exceed the net unrealized value shown on the accompanying financial statements. On a daily basis, the series values forward

83	American Funds Insurance Series

currency contracts based on the applicable exchange rates and records unrealized gains or losses. The series records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.
Mortgage dollar rolls — The series may enter into mortgage dollar roll transactions in which a fund in the series sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the accompanying financial statements.
Loan transactions — The series may enter into loan transactions in which a fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal. Risks may arise due to the delayed settlement date of the loan transaction and the ability of the agent and/or borrower to meet the obligations of the loan.
2. Investments outside of the U.S.
Investment risk — The risks of investing in securities of issuers outside the U.S. may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.
Taxation — Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the funds on the sale of securities in certain countries are subject to taxes in those countries. The funds record a liability based on unrealized gains to provide for potential taxes payable upon the sale of these securities.
3. Federal income taxation and distributions
The series complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The series is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.
The series adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, on June 29, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the funds.
As of and during the period ended December 31, 2007, the funds did not have a liability for any unrecognized tax benefits. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the funds did not incur any interest or penalties.
All of the funds, with the exception of Global Growth and Income Fund and Global Bond Fund, are not subject to examination by U.S. federal tax authorities for years before 2004, nor by state tax authorities for years before 2003. Global Growth and Income Fund and Global Bond Fund were each launched in 2006; therefore, their only tax years, 2006 and 2007, remain open for examination by U.S. federal and state tax authorities. The following funds are not subject to examination by tax authorities outside the U.S. for the years indicated: Global Small Capitalization Fund, International Fund and New World Fund for tax years before 2001; Global Growth Fund for tax years before 2002; Global Discovery Fund for tax years before 2004; and Growth Fund for tax years before 2005. All other funds are not subject to examination by tax authorities outside the U.S.
Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; net operating losses; non-U.S. taxes on capital gains; amortization of premiums; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

84	American Funds Insurance Series

Dividends from net investment income and currency gains and distributions from short-term net realized gains shown on the accompanying financial statements are considered ordinary income distributions for tax purposes. Distributions from long-term net realized gains on the accompanying financial statements are considered long-term capital gain distributions for tax purposes.
As indicated in the table below and on the following page, three funds in the series had capital loss carryforwards available at December 31, 2007. These will be used to offset any capital gains realized by the funds in future years through the expiration dates. The funds will not make distributions from capital gains while capital loss carryforwards remain.
Additional tax basis disclosures are as follows:

	(dollars in thousands)
							Blue Chip
	Global	Global	Global Small			New	Income
	Discovery	Growth	Capitalization	Growth	International	World	and Growth
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

As of December 31, 2007:
Undistributed ordinary income	$3,099	$67,002	$71,155	$359,823	$160,621	$28,543	$49,874
Post-October currency loss deferrals (realized during the period November 1, 2007, through December 31, 2007)*	(11)	(640)	(574)	(1,397)	(662)	—	—
Undistributed long-term capital gain	3,027	387,152	390,606	2,633,369	1,165,731	127,723	217,880

Reclassification to (from) undistributed net investment income from (to) undistributed net realized gain	$303	$(3,488)	$46,628	$(5,244)	$1,606	$14,404	—

Gross unrealized appreciation on investment securities	$49,536	$1,260,045	$1,133,229	$7,568,459	$3,017,822	$630,024	$798,794
Gross unrealized depreciation on investment securities	(10,193)	(220,327)	(272,517)	(1,743,960)	(279,102)	(30,095)	(316,096)

Net unrealized appreciation on investment securities	$39,343	$1,039,718	$860,712	$5,824,499	$2,738,720	$599,929	$482,698

Cost of investment securities	$238,424	$4,840,661	$3,485,481	$25,062,798	$8,791,552	$1,534,842	$3,931,179

For footnotes, please see end of table.

85	American Funds Insurance Series

	(dollars in thousands)
	Global						U.S. Government/
	Growth	Growth-	Asset			High-	AAA-Rated	Cash
	and Income	Income	Allocation	Bond	Global Bond	Income Bond	Securities	Management
	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

As of December 31, 2007:
Undistributed ordinary income	$9,814	$258,828	$49,061	$58,594	$1,345	$17,217	$6,102	$4,033
Post-October currency loss deferrals (realized during the period November 1, 2007, through December 31, 2007)*	—	(505)	—	—	—	(28)	—	—
Undistributed long-term capital gain	5,766	1,452,853	345,444	4,691	—	—	—	—
Post-October capital loss deferrals (realized during the period November 1, 2007, through December 31, 2007)*	—	—	—	—	(13)	(1,347)	(29)	—

Capital loss carryforwards:
Expiring 2008	—	—	—	—	—	$—	$2,459	$—
Expiring 2009	—	—	—	—	—	41,518	—	—
Expiring 2010	—	—	—	—	—	50,900	—	—
Expiring 2011	—	—	—	—	—	35,517	—	—
Expiring 2013	—	—	—	—	—	—	—	1
Expiring 2014	—	—	—	—	—	—	4,453	— †

	—	—	—	—	—	$127,935	$6,912	$1

Capital loss carryforwards utilized	—	—	—	$4,425	—	$2,196	$2,318	$3

Reclassification to (from) undistributed net investment income from (to) undistributed net realized gain	$2,108	$1,482	$329	$16,472	$3,232	$174	$(111)	—
Reclassification to (from) undistributed net realized gain from (to) capital paid in on shares of beneficial interest	—	—	—	—	— †	—	—	—

Gross unrealized appreciation on investment securities	$180,911	$6,128,802	$1,666,884	$76,029	$7,130	$30,922	$16,393	$6
Gross unrealized depreciation on investment securities	(89,542)	(1,492,083)	(460,298)	(151,216)	(2,850)	(79,871)	(3,391)	(27)

Net unrealized appreciation (depreciation) on investment securities	$91,369	$4,636,719	$1,206,586	$(75,187)	$4,280	$(48,949)	$13,002	$(21)

Cost of investment securities	$1,983,915	$24,572,505	$8,097,510	$5,302,721	$295,579	$1,352,555	$836,139	$582,578

*These deferrals are considered incurred in the subsequent year.

†Amount less than one thousand.

86	American Funds Insurance Series

4. Fees and transactions with related parties
Capital Research and Management Company (“CRMC”), the series’ investment adviser, is the parent company of American Funds Service CompanySM (“AFS”), the series’ transfer agent, and American Funds Distributors,SM Inc. (“AFD”), the distributor of the series’ shares.
Investment advisory services — The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as average net asset levels increase.
The board of trustees approved an amended agreement for Global Growth Fund, Global Growth and Income Fund, and Bond Fund, effective January 1, 2008, that provides for reduced annual rates as reflected in the table below. During the year ended December 31, 2007, CRMC voluntarily reduced investment advisory service fees to the proposed rates for Global Growth Fund, Global Growth and Income Fund, and Bond Fund. In addition, CRMC is currently waiving 10% of investment advisory services fees. During the year ended December 31, 2007, total aggregate investment advisory services fees waived by CRMC were $37,963,000. As a result, the aggregate fees shown on the accompanying financial statements of $370,788,000 were reduced to $332,825,000. The range of rates and asset levels and the current annualized rates of average net assets for the series, before and after the expense waiver, are as follows:

					For the year ended	For the year ended
	Rates		Net asset level (in billions)		December 31, 2007,	December 31, 2007,
Fund	Beginning with	Ending with	Up to	In excess of	before waiver	after waiver

Global Discovery	.580%	.440%	$.5	$1.0	.58%	.52%
Global Growth	.690	.460	.6	5.0	.53	.48
Global Small Capitalization	.800	.650	.6	3.0	.70	.63
Growth	.500	.285	.6	27.0	.32	.29
International	.690	.430	.5	21.0	.49	.44
New World	.850	.660	.5	1.5	.76	.68
Blue Chip Income and Growth	.500	.370	.6	4.0	.41	.37
Global Growth and Income	.690	.500	.6	2.0	.69	.56
Growth-Income	.500	.222	.6	27.0	.26	.24
Asset Allocation	.500	.250	.6	8.0	.31	.28
Bond	.480	.340	.6	5.0	.40	.36
Global Bond	.570		all		.57	.51
High-Income Bond	.500	.420	.6	2.0	.47	.43
U.S. Government/AAA-Rated Securities	.460	.340	.6	2.0	.45	.40
Cash Management	.320		all		.32	.29
Transfer agent services — The aggregate fee of $61,000 was incurred during the year ended December 31, 2007, pursuant to an agreement with AFS. Under this agreement, the series compensates AFS for transfer agent services, including shareholder recordkeeping, communications and transaction processing.

87	American Funds Insurance Series

Trustees’ deferred compensation — Since the adoption of the deferred compensation plan in 1993, trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the series, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the series and vary according to the total returns of the selected funds. Trustees’ compensation on the accompanying financial statements includes current fees (either paid in cash or deferred) and a net increase in the value of the deferred amounts as follows:

	(dollars in thousands)
		Increase in value
	Current fees	of deferred amounts

Global Discovery	$2	$—	*
Global Growth	37	8
Global Small Capitalization	29	4
Growth	220	114
International	76	50
New World	12	1
Blue Chip Income and Growth	33	5
Global Growth and Income	9	—	*
Growth-Income	217	131
Asset Allocation	63	30
Bond	32	6
Global Bond	1	—	*
High-Income Bond	10	12
U.S. Government/AAA-Rated Securities	5	10
Cash Management	4	5

*Amount less than one thousand.
Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the series.
5. Distribution services
The series has adopted plans of distribution for Class 2 and 3 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on average daily net assets, of 0.25% for Class 2 and 0.18% for Class 3 to pay service fees to firms that have entered into agreements with the series. During the year ended December 31, 2007, distribution expenses under the plans for the series aggregated $212,094,000 for Class 2 and $2,104,000 for Class 3. Class 1 shares have not adopted a plan of distribution.

88	American Funds Insurance Series

6. Investment transactions and other disclosures
As of December 31, 2007, Asset Allocation Fund, Bond Fund, Global Bond Fund and High-Income Bond Fund had open forward currency contracts to purchase or sell currencies as follows:

		(amounts in thousands)
				U.S. valuation at
		Contract amount		December 31, 2007
					Unrealized
					appreciation
Fund		Receive	Deliver	Amount	(depreciation)

Purchases:
Bond	Euros, expiring 3/20–3/27/2008	€8,569	$12,368	$12,540	$172
Bond	Japanese yen, expiring 2/29/2008	¥2,104,110	19,553	18,958	(595)
Global Bond	British pounds, expiring 3/6–3/14/2008	£3,884	7,903	7,692	(211)
Global Bond	Canadian dollars, expiring 2/13/2008	C$1,074	1,114	1,082	(32)
Global Bond	Euros, expiring 1/4–3/27/2008	€10,114	14,746	14,786	40
Global Bond	Japanese yen, expiring 1/30–3/12/2008	¥858,904	7,866	7,735	(131)
Global Bond	Norwegian kroner, expiring 3/5–3/7/2008	NKr25,341	4,627	4,656	29
Global Bond	Swedish kronor, expiring 3/31/2008	SKr16,491	2,574	2,572	(2)
Sales:
Asset Allocation	Euros, expiring 2/15–3/19/2008	$608	€419	612	(4)
Bond	British pounds, expiring 1/28–3/20/2008	19,751	£9,820	19,455	296
Bond	Euros, expiring 1/28–3/14/2008	54,514	€37,310	54,504	10
Global Bond	British pounds, expiring 3/12/2008	1,997	£980	1,941	56
Global Bond	Euros, expiring 3/5–3/31/2008	17,000	€11,590	16,949	51
Global Bond	Israeli shekels, expiring 3/10–3/20/2008	4,354	ILS17,050	4,422	(68)
High-Income Bond	Euros, expiring 3/14–3/19/2008	2,931	€1,997	2,918	13

89	American Funds Insurance Series

The following table presents additional information for the year ended December 31, 2007:

	(dollars in thousands)
							Blue Chip
	Global	Global	Global Small			New	Income
	Discovery	Growth	Capitalization	Growth	International	World	and Growth
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Purchases of investment securities*	$149,233	$2,158,719	$1,907,394	$11,601,028	$4,695,236	$756,781	$1,465,100
Sales of investment securities*	98,262	1,632,260	1,781,271	11,031,224	4,040,204	523,329	1,113,050
Non-U.S. taxes paid on dividend income	238	6,220	2,888	8,297	24,754	2,934	582
Non-U.S. taxes paid on interest income	—	—	—	—	—	—	—
Non-U.S. taxes paid on realized gains	—	2,442	— †	1,421	—	477	—
Non-U.S. taxes provided on unrealized gains as of December 31, 2007	112	3,049	2,375	—	1,138	1,132	—
Dividends from affiliated issuers	—	—	2,298	862	1,131	—	—
Net realized gain from affiliated issuers	—	1,962	18,122	224,548	44,771	—	—

	(dollars in thousands)
							U.S.
	Global						Government/
	Growth	Growth-	Asset			High-Income	AAA-Rated	Cash
	and Income	Income	Allocation	Bond	Global Bond	Bond	Securities	Management
	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Purchases of investment securities*	$1,349,071	$8,329,286	$3,191,445	$3,738,293	$339,662	$594,725	$762,170	$4,164,007
Sales of investment securities*	416,684	6,242,953	2,230,654	1,996,400	102,602	366,059	615,794	4,002,834
Non-U.S. taxes paid on dividend income	2,075	7,504	1,397	—	—	—	—	—
Non-U.S. taxes paid on interest income	—	—	44	191	52	33	—	—
Non-U.S. taxes paid on realized gains	93	—	—	—	—	—	—	—
Non-U.S. taxes provided on unrealized gains as of December 31, 2007	460	—	—	—	—	—	—	—

*Excludes short-term securities, except for Cash Management Fund.

†Amount less than one thousand.

90	American Funds Insurance Series

Financial highlights1

		Income from
		investment operations[2]			Dividends and distributions
													Ratio of
			Net gains on								Ratio of	Ratio of	net income
	Net asset		securities		Dividends		Total				expenses to	expenses to	(loss)
	value,	Net	(both	Total from	(from net	Distributions	dividends	Net asset		Net assets,	average net	average net	to average
	beginning	investment	realized and	investment	investment	(from capital	and	value, end	Total	end of period	assets before	assets after	net
Period ended	of period	income (loss)	unrealized)	operations	income)	gains)	distributions	of period	return[3]	(in millions)	waiver	waiver[3]	assets[3]

Global Discovery Fund

Class 1
12/31/07	$13.05	$.17	$2.07	$2.24	$(.16)	$(1.04)	$(1.20)	$14.09	17.55%	$35	.60%	.54%	1.25%
12/31/06	11.63	.15	1.89	2.04	(.13)	(.49)	(.62)	13.05	17.66	28	.62	.56	1.19
12/31/05	10.79	.14	1.05	1.19	(.11)	(.24)	(.35)	11.63	11.07	22	.61	.56	1.27
12/31/04	9.94	.08	.98	1.06	(.09)	(.12)	(.21)	10.79	10.72	20	.61	.60	.81
12/31/03	7.26	.05	2.67	2.72	(.04)	—	(.04)	9.94	37.41	17	.61	.61	.55
Class 2
12/31/07	13.00	.14	2.05	2.19	(.13)	(1.04)	(1.17)	14.02	17.22	240	.85	.79	.98
12/31/06	11.59	.11	1.89	2.00	(.10)	(.49)	(.59)	13.00	17.41	151	.87	.81	.94
12/31/05	10.76	.11	1.05	1.16	(.09)	(.24)	(.33)	11.59	10.80	89	.86	.81	1.04
12/31/04	9.92	.06	.97	1.03	(.07)	(.12)	(.19)	10.76	10.43	51	.86	.85	.60
12/31/03	7.25	.02	2.67	2.69	(.02)	—	(.02)	9.92	37.11	24	.86	.86	.28

Global Growth Fund

Class 1
12/31/07	$23.44	$.51	$2.98	$3.49	$(.76)	$(1.02)	$(1.78)	$25.15	15.16%	$684	.55%	.50%	2.06%
12/31/06	19.63	.41	3.62	4.03	(.22)	—	(.22)	23.44	20.73	278	.58	.53	1.95
12/31/05	17.31	.28	2.19	2.47	(.15)	—	(.15)	19.63	14.37	206	.62	.57	1.56
12/31/04	15.30	.18	1.92	2.10	(.09)	—	(.09)	17.31	13.80	202	.65	.64	1.15
12/31/03	11.35	.12	3.91	4.03	(.08)	—	(.08)	15.30	35.63	188	.70	.70	.94
Class 2
12/31/07	23.29	.45	2.95	3.40	(.67)	(1.02)	(1.69)	25.00	14.85	5,180	.80	.75	1.84
12/31/06	19.52	.36	3.59	3.95	(.18)	—	(.18)	23.29	20.43	4,015	.83	.78	1.71
12/31/05	17.23	.23	2.18	2.41	(.12)	—	(.12)	19.52	14.07	2,617	.87	.82	1.30
12/31/04	15.25	.14	1.91	2.05	(.07)	—	(.07)	17.23	13.49	1,796	.90	.89	.92
12/31/03	11.32	.09	3.89	3.98	(.05)	—	(.05)	15.25	35.27	1,082	.95	.95	.68

Global Small Capitalization Fund

Class 1
12/31/07	$24.87	$.12	$5.27	$5.39	$(.90)	$(2.16)	$(3.06)	$27.20	21.73%	$369	.73%	.66%	.45%
12/31/06	21.29	.19	4.74	4.93	(.14)	(1.21)	(1.35)	24.87	24.35	247	.77	.69	.82
12/31/05	17.14	.13	4.23	4.36	(.21)	—	(.21)	21.29	25.66	231	.79	.73	.72
12/31/04	14.15	.02	2.97	2.99	—	—	—	17.14	21.13	193	.81	.80	.15
12/31/03	9.27	— [4]	4.97	4.97	(.09)	—	(.09)	14.15	53.92	163	.83	.83	(.03)
Class 2
12/31/07	24.64	.05	5.22	5.27	(.80)	(2.16)	(2.96)	26.95	21.43	3,975	.98	.91	.20
12/31/06	21.12	.14	4.70	4.84	(.11)	(1.21)	(1.32)	24.64	24.05	2,927	1.02	.94	.61
12/31/05	17.02	.09	4.19	4.28	(.18)	—	(.18)	21.12	25.35	1,977	1.04	.97	.49
12/31/04	14.08	(.01)	2.95	2.94	—	—	—	17.02	20.88	1,198	1.06	1.05	(.07)
12/31/03	9.23	(.03)	4.95	4.92	(.07)	—	(.07)	14.08	53.53	665	1.08	1.08	(.28)
For footnotes, please see end of table.

91	American Funds Insurance Series

		Income from
		investment operations[2]			Dividends and distributions

			Net gains on								Ratio of	Ratio of	Ratio of
	Net asset		securities		Dividends		Total				expenses to	expenses to	net income
	value,	Net	(both	Total from	(from net	Distributions	dividends	Net asset		Net assets,	average net	average net	to average
	beginning	investment	realized and	investment	investment	(from capital	and	value, end	Total	end of period	assets before	assets after	net
Period ended	of period	income	unrealized)	operations	income)	gains)	distributions	of period	return[3]	(in millions)	waiver	waiver[3]	assets[3]

Growth Fund

Class 1
12/31/07	$64.51	$.68	$7.44	$8.12	$(.68)	$(4.73)	$(5.41)	$67.22	12.64%	$5,051	.33%	.30%	1.00%
12/31/06	59.36	.70	5.46	6.16	(.63)	(.38)	(1.01)	64.51	10.48	3,503	.34	.31	1.14
12/31/05	51.39	.46	8.00	8.46	(.49)	—	(.49)	59.36	16.50	3,709	.35	.32	.87
12/31/04	45.74	.32	5.51	5.83	(.18)	—	(.18)	51.39	12.75	3,744	.36	.36	.68
12/31/03	33.47	.16	12.26	12.42	(.15)	—	(.15)	45.74	37.15	3,877	.39	.39	.41
Class 2
12/31/07	64.08	.50	7.39	7.89	(.52)	(4.73)	(5.25)	66.72	12.35	25,359	.58	.55	.74
12/31/06	58.98	.54	5.43	5.97	(.49)	(.38)	(.87)	64.08	10.22	23,122	.59	.56	.89
12/31/05	51.10	.34	7.92	8.26	(.38)	—	(.38)	58.98	16.19	18,343	.60	.57	.64
12/31/04	45.50	.23	5.45	5.68	(.08)	—	(.08)	51.10	12.50	12,055	.61	.61	.50
12/31/03	33.29	.06	12.19	12.25	(.04)	—	(.04)	45.50	36.80	7,107	.64	.64	.16
Class 3
12/31/07	64.50	.55	7.45	8.00	(.56)	(4.73)	(5.29)	67.21	12.44	425	.51	.48	.81
12/31/06	59.34	.59	5.46	6.05	(.51)	(.38)	(.89)	64.50	10.29	451	.52	.49	.95
12/31/05	51.38	.37	7.98	8.35	(.39)	—	(.39)	59.34	16.28	499	.53	.50	.69
12/31/04[5]	47.74	.24	3.50	3.74	(.10)	—	(.10)	51.38	7.85	516	.54 [6]	.53 [6]	.54 [6]

International Fund

Class 1
12/31/07	$22.01	$.43	$3.95	$4.38	$(.41)	$(1.17)	$(1.58)	$24.81	20.30%	$1,708	.52%	.47%	1.82%
12/31/06	18.96	.41	3.21	3.62	(.38)	(.19)	(.57)	22.01	19.33	1,648	.54	.49	1.99
12/31/05	15.82	.32	3.11	3.43	(.29)	—	(.29)	18.96	21.75	1,599	.57	.52	1.92
12/31/04	13.41	.22	2.41	2.63	(.22)	—	(.22)	15.82	19.66	1,495	.60	.59	1.54
12/31/03	10.07	.15	3.38	3.53	(.19)	—	(.19)	13.41	35.12	1,431	.63	.63	1.40
Class 2
12/31/07	21.94	.36	3.94	4.30	(.35)	(1.17)	(1.52)	24.72	20.02	9,719	.77	.72	1.55
12/31/06	18.92	.35	3.20	3.55	(.34)	(.19)	(.53)	21.94	18.98	7,260	.79	.74	1.72
12/31/05	15.79	.28	3.11	3.39	(.26)	—	(.26)	18.92	21.50	4,790	.82	.77	1.64
12/31/04	13.39	.18	2.41	2.59	(.19)	—	(.19)	15.79	19.32	2,752	.84	.83	1.27
12/31/03	10.05	.12	3.37	3.49	(.15)	—	(.15)	13.39	34.85	1,385	.88	.88	1.08
Class 3
12/31/07	22.00	.39	3.94	4.33	(.36)	(1.17)	(1.53)	24.80	20.10	123	.70	.65	1.64
12/31/06	18.96	.37	3.20	3.57	(.34)	(.19)	(.53)	22.00	19.07	120	.72	.67	1.81
12/31/05	15.82	.29	3.11	3.40	(.26)	—	(.26)	18.96	21.54	116	.75	.70	1.74
12/31/04[5]	13.76	.20	2.05	2.25	(.19)	—	(.19)	15.82	16.45	115	.77 [6]	.77 [6]	1.45 [6]

New World Fund

Class 1
12/31/07	$21.56	$.46	$6.25	$6.71	$(.83)	$(1.56)	$(2.39)	$25.88	32.53%	$261	.82%	.74%	1.92%
12/31/06	16.67	.41	4.95	5.36	(.32)	(.15)	(.47)	21.56	32.88	126	.88	.80	2.19
12/31/05	13.96	.33	2.58	2.91	(.20)	—	(.20)	16.67	21.10	88	.92	.85	2.22
12/31/04	11.99	.23	2.01	2.24	(.27)	—	(.27)	13.96	19.07	63	.93	.92	1.81
12/31/03	8.76	.21	3.21	3.42	(.19)	—	(.19)	11.99	39.56	47	.92	.92	2.15
Class 2
12/31/07	21.40	.40	6.20	6.60	(.75)	(1.56)	(2.31)	25.69	32.21	1,875	1.07	.99	1.69
12/31/06	16.56	.36	4.92	5.28	(.29)	(.15)	(.44)	21.40	32.59	1,175	1.13	1.05	1.93
12/31/05	13.89	.29	2.56	2.85	(.18)	—	(.18)	16.56	20.74	677	1.17	1.10	1.97
12/31/04	11.94	.19	2.01	2.20	(.25)	—	(.25)	13.89	18.80	373	1.18	1.17	1.57
12/31/03	8.73	.19	3.19	3.38	(.17)	—	(.17)	11.94	39.18	224	1.17	1.17	1.90

92	American Funds Insurance Series

		Income from
		investment operations[2]			Dividends and distributions
			Net gains on								Ratio of	Ratio of	Ratio of
	Net asset		securities		Dividends		Total				expenses to	expenses to	net income
	value,	Net	(both	Total from	(from net	Distributions	dividends	Net asset		Net assets,	average net	average net	to average
	beginning	investment	realized and	investment	investment	(from capital	and	value, end	Total	end of period	assets before	assets after	net
Period ended	of period	income	unrealized)	operations	income)	gains)	distributions	of period	return[3]	(in millions)	waiver	waiver[3]	assets[3]

Blue Chip Income and Growth Fund

Class 1
12/31/07	$11.97	$.24	$.07	$.31	$(.36)	$(.39)	$(.75)	$11.53	2.25%	$143	.42%	.38%	1.95%
12/31/06	10.91	.20	1.63	1.83	(.16)	(.61)	(.77)	11.97	17.73	159	.43	.39	1.75
12/31/05	10.26	.18	.59	.77	(.12)	—	(.12)	10.91	7.57	135	.45	.41	1.73
12/31/04	9.41	.15	.78	.93	(.08)	—	(.08)	10.26	9.94	129	.46	.46	1.60
12/31/03	7.17	.13	2.11	2.24	—	—	—	9.41	31.24	107	.52	.50	1.67
Class 2
12/31/07	11.87	.21	.07	.28	(.31)	(.39)	(.70)	11.45	2.03	4,274	.67	.63	1.70
12/31/06	10.83	.17	1.61	1.78	(.13)	(.61)	(.74)	11.87	17.42	3,937	.68	.64	1.50
12/31/05	10.20	.15	.58	.73	(.10)	—	(.10)	10.83	7.24	3,029	.70	.66	1.48
12/31/04	9.36	.13	.78	.91	(.07)	—	(.07)	10.20	9.74	2,349	.71	.70	1.37
12/31/03	7.16	.11	2.09	2.20	—	—	—	9.36	30.73	1,490	.76	.74	1.41

Global Growth and Income

Class 1
12/31/07	$10.98	$.28	$1.14	$1.42	$(.22)	$(.40)	$(.62)	$11.78	13.04%	$79	.71%	.58%	2.37%
12/31/06[7]	10.00	.14	.91	1.05	(.07)	—	(.07)	10.98	10.49	45	.72 [6]	.65 [6]	2.10 [6]
Class 2
12/31/07	10.97	.25	1.13	1.38	(.20)	(.40)	(.60)	11.75	12.67	1,997	.96	.83	2.11
12/31/06[7]	10.00	.11	.92	1.03	(.06)	—	(.06)	10.97	10.30	638	.97 [6]	.90 [6]	1.64 [6]

Growth-Income Fund

Class 1
12/31/07	$42.43	$.80	$1.51	$2.31	$(.77)	$(1.45)	$(2.22)	$42.52	5.32%	$5,618	.27%	.25%	1.82%
12/31/06	38.31	.77	5.03	5.80	(.72)	(.96)	(1.68)	42.43	15.51	3,759	.28	.25	1.92
12/31/05	36.81	.62	1.61	2.23	(.58)	(.15)	(.73)	38.31	6.08	3,825	.29	.27	1.68
12/31/04	33.61	.48	3.09	3.57	(.37)	—	(.37)	36.81	10.66	4,213	.31	.30	1.39
12/31/03	25.63	.42	7.96	8.38	(.40)	—	(.40)	33.61	32.76	4,402	.34	.34	1.45
Class 2
12/31/07	42.19	.68	1.50	2.18	(.66)	(1.45)	(2.11)	42.26	5.04	23,243	.52	.50	1.57
12/31/06	38.12	.67	4.99	5.66	(.63)	(.96)	(1.59)	42.19	15.20	22,688	.53	.50	1.67
12/31/05	36.64	.53	1.60	2.13	(.50)	(.15)	(.65)	38.12	5.83	17,608	.54	.52	1.44
12/31/04	33.48	.41	3.06	3.47	(.31)	—	(.31)	36.64	10.37	13,105	.56	.55	1.19
12/31/03	25.52	.34	7.92	8.26	(.30)	—	(.30)	33.48	32.43	7,824	.59	.59	1.18
Class 3
12/31/07	42.42	.73	1.50	2.23	(.69)	(1.45)	(2.14)	42.51	5.12	405	.45	.43	1.64
12/31/06	38.31	.70	5.01	5.71	(.64)	(.96)	(1.60)	42.42	15.30	458	.46	.43	1.74
12/31/05	36.80	.56	1.61	2.17	(.51)	(.15)	(.66)	38.31	5.88	471	.47	.45	1.50
12/31/04[5]	34.64	.41	2.07	2.48	(.32)	—	(.32)	36.80	7.18	537	.49 [6]	.48 [6]	1.24 [6]
For footnotes, please see end of table.

93	American Funds Insurance Series

		Income from
		investment operations[2]			Dividends and distributions
													Ratio of
			Net gains on								Ratio of	Ratio of	net income
	Net asset		securities		Dividends		Total				expenses to	expenses to	(loss)
	value,	Net	(both	Total from	(from net	Distributions	dividends	Net asset		Net assets,	average net	average net	to average
	beginning	investment	realized and	investment	investment	(from capital	and	value, end	Total	end of period	assets before	assets after	net
Period ended	of period	income (loss)	unrealized)	operations	income)	gains)	distributions	of period	return[3]	(in millions)	waiver	waiver[3]	assets[3]

Asset Allocation Fund

Class 1
12/31/07	$18.34	$.51	$.75	$1.26	$(.45)	$(.64)	$(1.09)	$18.51	6.82%	$1,927	.32%	.29%	2.69%
12/31/06	16.56	.47	1.97	2.44	(.43)	(.23)	(.66)	18.34	14.96	1,079	.33	.30	2.67
12/31/05	15.49	.41	1.05	1.46	(.39)	—	(.39)	16.56	9.45	879	.35	.32	2.57
12/31/04	14.58	.39	.84	1.23	(.32)	—	(.32)	15.49	8.50	899	.38	.37	2.64
12/31/03	12.23	.41	2.29	2.70	(.35)	—	(.35)	14.58	22.14	911	.42	.42	3.12
Class 2
12/31/07	18.23	.47	.74	1.21	(.41)	(.64)	(1.05)	18.39	6.55	7,308	.57	.54	2.45
12/31/06	16.47	.42	1.96	2.38	(.39)	(.23)	(.62)	18.23	14.66	6,362	.58	.55	2.42
12/31/05	15.42	.37	1.04	1.41	(.36)	—	(.36)	16.47	9.14	5,120	.60	.57	2.31
12/31/04	14.51	.36	.84	1.20	(.29)	—	(.29)	15.42	8.34	3,797	.62	.62	2.42
12/31/03	12.18	.37	2.27	2.64	(.31)	—	(.31)	14.51	21.74	2,314	.67	.67	2.81
Class 3
12/31/07	18.34	.48	.74	1.22	(.42)	(.64)	(1.06)	18.50	6.56	71	.50	.47	2.52
12/31/06	16.56	.44	1.97	2.41	(.40)	(.23)	(.63)	18.34	14.75	76	.51	.48	2.49
12/31/05	15.49	.38	1.05	1.43	(.36)	—	(.36)	16.56	9.26	76	.53	.50	2.39
12/31/04[5]	14.85	.36	.58	.94	(.30)	—	(.30)	15.49	6.38	81	.55 [6]	.55 [6]	2.50 [6]

Bond Fund

Class 1
12/31/07	$11.64	$.65	$(.24)	$.41	$(.91)	—	$(.91)	$11.14	3.66%	$436	.41%	.37%	5.59%
12/31/06	11.31	.63	.17	.80	(.47)	—	(.47)	11.64	7.31	230	.43	.39	5.54
12/31/05	11.57	.60	(.40)	.20	(.46)	—	(.46)	11.31	1.77	182	.44	.40	5.30
12/31/04	11.34	.56	.10	.66	(.43)	—	(.43)	11.57	6.04	195	.45	.44	4.94
12/31/03	10.41	.57	.78	1.35	(.42)	—	(.42)	11.34	13.07	213	.47	.47	5.19
Class 2
12/31/07	11.53	.61	(.24)	.37	(.87)	—	(.87)	11.03	3.33	4,679	.66	.62	5.34
12/31/06	11.22	.60	.16	.76	(.45)	—	(.45)	11.53	6.99	3,374	.68	.64	5.29
12/31/05	11.48	.57	(.39)	.18	(.44)	—	(.44)	11.22	1.59	2,312	.69	.65	5.06
12/31/04	11.27	.53	.09	.62	(.41)	—	(.41)	11.48	5.72	1,759	.70	.69	4.68
12/31/03	10.36	.53	.78	1.31	(.40)	—	(.40)	11.27	12.80	1,280	.72	.72	4.88

Global Bond Fund

Class 1
12/31/07	$10.18	$.49	$.47	$.96	$(.31)	—	$(.31)	$10.83	9.54%	$28	.61%	.55%	4.61%
12/31/06[8]	10.00	.10	.15	.25	(.07)	—	(.07)	10.18	2.52	12	.15	.13	1.00
Class 2
12/31/07	10.17	.47	.47	.94	(.30)	—	(.30)	10.81	9.23	279	.86	.80	4.41
12/31/06[9]	10.00	.06	.18	.24	(.07)	—	(.07)	10.17	1.99	15	.13	.12	.60

94	American Funds Insurance Series

		Income from
		investment operations[2]			Dividends and distributions
			Net gains
			(losses) on								Ratio of	Ratio of	Ratio of
	Net asset		securities		Dividends		Total				expenses to	expenses to	net income
	value,	Net	(both	Total from	(from net	Distributions	dividends	Net asset		Net assets,	average net	average net	to average
	beginning	investment	realized and	investment	investment	(from capital	and	value, end	Total	end of period	assets before	assets after	net
Period ended	of period	income (loss)	unrealized)	operations	income)	gains)	distributions	of period	return[3]	(in millions)	waiver	waiver[3]	assets[3]

High-Income Bond Fund

Class 1
12/31/07	$12.90	$.95	$(.72)	$.23	$(1.48)	—	$(1.48)	$11.65	1.62%	$308	.48%	.44%	7.41%
12/31/06	12.41	.92	.37	1.29	(.80)	—	(.80)	12.90	10.89	293	.49	.45	7.36
12/31/05	12.89	.85	(.55)	.30	(.78)	—	(.78)	12.41	2.46	309	.50	.46	6.76
12/31/04	12.54	.84	.32	1.16	(.81)	—	(.81)	12.89	9.83	364	.50	.50	6.74
12/31/03	10.44	.90	2.12	3.02	(.92)	—	(.92)	12.54	29.79	411	.51	.51	7.74
Class 2
12/31/07	12.79	.91	(.72)	.19	(1.43)	—	(1.43)	11.55	1.33	996	.73	.69	7.17
12/31/06	12.32	.89	.36	1.25	(.78)	—	(.78)	12.79	10.59	832	.74	.70	7.12
12/31/05	12.81	.81	(.55)	.26	(.75)	—	(.75)	12.32	2.20	590	.75	.71	6.55
12/31/04	12.47	.81	.32	1.13	(.79)	—	(.79)	12.81	9.59	444	.75	.74	6.48
12/31/03	10.39	.86	2.12	2.98	(.90)	—	(.90)	12.47	29.51	319	.76	.76	7.41
Class 3
12/31/07	12.88	.92	(.72)	.20	(1.43)	—	(1.43)	11.65	1.40	28	.66	.62	7.21
12/31/06	12.39	.90	.36	1.26	(.77)	—	(.77)	12.88	10.66	34	.67	.63	7.19
12/31/05	12.87	.82	(.55)	.27	(.75)	—	(.75)	12.39	2.25	37	.68	.64	6.58
12/31/04[5]	12.79	.78	.11	.89	(.81)	—	(.81)	12.87	7.52	46	.68 [6]	.68 [6]	6.57 [6]

U.S. Government/AAA-Rated Securities Fund

Class 1
12/31/07	$11.87	$.58	$.20	$.78	$(.92)	—	$(.92)	$11.73	6.83%	$211	.46%	.41%	4.83%
12/31/06	11.91	.55	(.10)	.45	(.49)	—	(.49)	11.87	3.95	218	.47	.42	4.64
12/31/05	12.07	.48	(.16)	.32	(.48)	—	(.48)	11.91	2.70	252	.47	.43	3.99
12/31/04	12.24	.45	(.03)	.42	(.59)	—	(.59)	12.07	3.58	286	.47	.46	3.68
12/31/03	12.37	.46	(.15)	.31	(.44)	—	(.44)	12.24	2.51	373	.46	.46	3.71
Class 2
12/31/07	11.79	.54	.19	.73	(.87)	—	(.87)	11.65	6.49	597	.71	.66	4.58
12/31/06	11.83	.51	(.09)	.42	(.46)	—	(.46)	11.79	3.75	402	.72	.67	4.40
12/31/05	12.00	.45	(.16)	.29	(.46)	—	(.46)	11.83	2.41	341	.72	.68	3.75
12/31/04	12.17	.41	(.03)	.38	(.55)	—	(.55)	12.00	3.30	285	.72	.71	3.42
12/31/03	12.31	.42	(.14)	.28	(.42)	—	(.42)	12.17	2.28	273	.71	.71	3.43
Class 3
12/31/07	11.86	.55	.20	.75	(.87)	—	(.87)	11.74	6.63	29	.64	.59	4.65
12/31/06	11.89	.52	(.09)	.43	(.46)	—	(.46)	11.86	3.80	32	.65	.60	4.45
12/31/05	12.05	.46	(.16)	.30	(.46)	—	(.46)	11.89	2.50	39	.65	.61	3.81
12/31/04[5]	12.34	.41	(.11)	.30	(.59)	—	(.59)	12.05	2.58	43	.65 [6]	.65 [6]	3.51 [6]
For footnotes, please see end of table.

95	American Funds Insurance Series

		Income from
		investment operations[2]				Dividends and distributions

			Net gains on									Ratio of	Ratio of	Ratio of
	Net asset		securities			Dividends		Total				expenses to	expenses to	net income
	value,	Net	(both		Total from	(from net	Distributions	dividends	Net asset		Net assets,	average net	average net	to average
	beginning	investment	realized and		investment	investment	(from capital	and	value, end	Total	end of period	assets before	assets after	net
Period ended	of period	income	unrealized)		operations	income)	gains)	distributions	of period	return[3]	(in millions)	waiver	waiver[3]	assets[3]

Cash Management Fund

Class 1
12/31/07	$11.62	$.57	$—	[4]	$.57	$(.79)	—	$(.79)	$11.40	4.95%	$112	.33%	.30%	4.88%
12/31/06	11.31	.54	—	[4]	.54	(.23)	—	(.23)	11.62	4.81	98	.33	.30	4.74
12/31/05	11.09	.33	—	[4]	.33	(.11)	—	(.11)	11.31	2.97	75	.33	.30	2.91
12/31/04	11.07	.11	—	[4]	.11	(.09)	—	(.09)	11.09	.96	78	.37	.36	.96
12/31/03	11.17	.07	—	[4]	.07	(.17)	—	(.17)	11.07	.67	103	.47	.47	.68
Class 2
12/31/07	11.56	.54	—	[4]	.54	(.75)	—	(.75)	11.35	4.73	452	.58	.55	4.61
12/31/06	11.26	.51	—	[4]	.51	(.21)	—	(.21)	11.56	4.59	282	.58	.55	4.52
12/31/05	11.05	.30	—	[4]	.30	(.09)	—	(.09)	11.26	2.68	153	.58	.55	2.71
12/31/04	11.03	.08	—	[4]	.08	(.06)	—	(.06)	11.05	.70	110	.61	.61	.76
12/31/03	11.12	.05	—	[4]	.05	(.14)	—	(.14)	11.03	.47	99	.72	.72	.42
Class 3
12/31/07	11.60	.55	—	[4]	.55	(.75)	—	(.75)	11.40	4.83	20	.51	.48	4.70
12/31/06	11.29	.52	—	[4]	.52	(.21)	—	(.21)	11.60	4.64	18	.51	.48	4.53
12/31/05	11.07	.30	—	[4]	.30	(.08)	—	(.08)	11.29	2.74	16	.51	.48	2.70
12/31/04[5]	11.07	.09	—	[4]	.09	(.09)	—	(.09)	11.07	.78	20	.54 [6]	.54 [6]	.80 [6]

	Year ended December 31
Portfolio turnover rate for all classes of shares	2007	2006		2005	2004	2003

Global Discovery Fund	50%	31%		53%	28%	30%
Global Growth Fund	38	31		26	24	27
Global Small Capitalization Fund	49	50		47	49	51
Growth Fund	40	35		29	30	34
International Fund	41	29		40	37	40
New World Fund	34	32		26	18	19
Blue Chip Income and Growth Fund	27	21		33	13	12
Global Growth and Income Fund	36	8	[7]	—	—	—
Growth-Income Fund	24	25		20	21	21
Asset Allocation Fund	29	38		23	20	20
Bond Fund	57	57		46	34	20
Global Bond Fund	85	7	[8]	—	—	—
High-Income Bond Fund	32	35		35	38	48
U.S. Government/AAA-Rated Securities Fund	91	76		86	68	63
Cash Management Fund	—	—		—	—	—

[1]	Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.

[2]	Based on average shares outstanding.

[3]	This column reflects the impact, if any, of certain waivers by CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services.

[4]	Amount less than $.01.

[5]	From January 16, 2004, when Class 3 shares were first issued.

[6]	Annualized.

[7]	From May 1, 2006, commencement of operations.

[8]	From October 4, 2006, commencement of operations.

[9]	From November 6, 2006, when Class 2 shares were first issued.
See Notes to Financial Statements

96	American Funds Insurance Series

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of American Funds Insurance Series:
In our opinion, the accompanying statements of assets and liabilities, including the summary investment portfolios (investment portfolio for Cash Management Fund), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Discovery Fund, Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, Asset Allocation Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, U.S. Government/AAA-Rated Securities Fund and Cash Management Fund (constituting the American Funds Insurance Series, hereafter referred to as the “Series”) at December 31, 2007, the results of each of their operations for the period then ended, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 2007, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Los Angeles, California
February 8, 2008

97	American Funds Insurance Series

Expense example	unaudited
The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the Series, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds only so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007, through December 31, 2007).
Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.
Notes:
Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

98	American Funds Insurance Series

	Beginning account	Ending account	Expenses paid	Annualized
	value 7/1/2007	value 12/31/2007	during period*	expense ratio

Global Discovery Fund
Class 1 — actual return	$1,000.00	$1,074.67	$2.82	.54%
Class 1 — assumed 5% return	1,000.00	1,022.48	2.75	.54

Class 2 — actual return	1,000.00	1,072.71	4.13	.79
Class 2 — assumed 5% return	1,000.00	1,021.22	4.02	.79

Global Growth Fund
Class 1 — actual return	$1,000.00	$1,044.86	$2.53	.49%
Class 1 — assumed 5% return	1,000.00	1,022.74	2.50	.49

Class 2 — actual return	1,000.00	1,043.18	3.81	.74
Class 2 — assumed 5% return	1,000.00	1,021.48	3.77	.74

Global Small Capitalization Fund
Class 1 — actual return	$1,000.00	$1,004.85	$3.34	.66%
Class 1 — assumed 5% return	1,000.00	1,021.88	3.36	.66

Class 2 — actual return	1,000.00	1,003.75	4.60	.91
Class 2 — assumed 5% return	1,000.00	1,020.62	4.63	.91

Growth Fund
Class 1 — actual return	$1,000.00	$1,017.17	$1.53	.30%
Class 1 — assumed 5% return	1,000.00	1,023.69	1.53	.30

Class 2 — actual return	1,000.00	1,015.88	2.79	.55
Class 2 — assumed 5% return	1,000.00	1,022.43	2.80	.55

Class 3 — actual return	1,000.00	1,016.22	2.44	.48
Class 3 — assumed 5% return	1,000.00	1,022.79	2.45	.48

International Fund
Class 1 — actual return	$1,000.00	$1,066.95	$2.45	.47%
Class 1 — assumed 5% return	1,000.00	1,022.84	2.40	.47

Class 2 — actual return	1,000.00	1,065.70	3.75	.72
Class 2 — assumed 5% return	1,000.00	1,021.58	3.67	.72

Class 3 — actual return	1,000.00	1,066.25	3.39	.65
Class 3 — assumed 5% return	1,000.00	1,021.93	3.31	.65

New World Fund
Class 1 — actual return	$1,000.00	$1,141.41	$3.94	.73%
Class 1 — assumed 5% return	1,000.00	1,021.53	3.72	.73

Class 2 — actual return	1,000.00	1,140.18	5.29	.98
Class 2 — assumed 5% return	1,000.00	1,020.27	4.99	.98

Blue Chip Income and Growth Fund
Class 1 — actual return	$1,000.00	$952.32	$1.87	.38%
Class 1 — assumed 5% return	1,000.00	1,023.29	1.94	.38

Class 2 — actual return	1,000.00	950.79	3.10	.63
Class 2 — assumed 5% return	1,000.00	1,022.03	3.21	.63

99	American Funds Insurance Series

	Beginning account	Ending account	Expenses paid	Annualized
	value 7/1/2007	value 12/31/2007	during period*	expense ratio

Global Growth and Income Fund
Class 1 — actual return	$1,000.00	$1,043.21	$2.94	.57%
Class 1 — assumed 5% return	1,000.00	1,022.33	2.91	.57

Class 2 — actual return	1,000.00	1,041.47	4.22	.82
Class 2 — assumed 5% return	1,000.00	1,021.07	4.18	.82

Growth-Income Fund
Class 1 — actual return	$1,000.00	$973.33	$1.24	.25%
Class 1 — assumed 5% return	1,000.00	1,023.95	1.28	.25

Class 2 — actual return	1,000.00	971.94	2.49	.50
Class 2 — assumed 5% return	1,000.00	1,022.68	2.55	.50

Class 3 — actual return	1,000.00	972.12	2.14	.43
Class 3 — assumed 5% return	1,000.00	1,023.04	2.19	.43

Asset Allocation Fund
Class 1 — actual return	$1,000.00	$989.71	$1.40	.28%
Class 1 — assumed 5% return	1,000.00	1,023.79	1.43	.28

Class 2 — actual return	1,000.00	988.70	2.66	.53
Class 2 — assumed 5% return	1,000.00	1,022.53	2.70	.53

Class 3 — actual return	1,000.00	988.62	2.31	.46
Class 3 — assumed 5% return	1,000.00	1,022.89	2.35	.46

Bond Fund
Class 1 — actual return	$1,000.00	$1,019.25	$1.88	.37%
Class 1 — assumed 5% return	1,000.00	1,023.34	1.89	.37

Class 2 — actual return	1,000.00	1,016.72	3.15	.62
Class 2 — assumed 5% return	1,000.00	1,022.08	3.16	.62

Global Bond Fund
Class 1 — actual return	$1,000.00	$1,074.25	$2.88	.55%
Class 1 — assumed 5% return	1,000.00	1,022.43	2.80	.55

Class 2 — actual return	1,000.00	1,072.23	4.18	.80
Class 2 — assumed 5% return	1,000.00	1,021.17	4.08	.80

High-Income Bond Fund
Class 1 — actual return	$1,000.00	$979.65	$2.15	.43%
Class 1 — assumed 5% return	1,000.00	1,023.04	2.19	.43

Class 2 — actual return	1,000.00	978.35	3.39	.68
Class 2 — assumed 5% return	1,000.00	1,021.78	3.47	.68

Class 3 — actual return	1,000.00	977.94	3.04	.61
Class 3 — assumed 5% return	1,000.00	1,022.13	3.11	.61

100	American Funds Insurance Series

	Beginning account	Ending account	Expenses paid	Annualized
	value 7/1/2007	value 12/31/2007	during period*	expense ratio

U.S. Government/AAA-Rated Securities Fund
Class 1 — actual return	$1,000.00	$1,058.34	$2.13	.41%
Class 1 — assumed 5% return	1,000.00	1,023.14	2.09	.41

Class 2 — actual return	1,000.00	1,056.11	3.42	.66
Class 2 — assumed 5% return	1,000.00	1,021.88	3.36	.66

Class 3 — actual return	1,000.00	1,057.54	3.06	.59
Class 3 — assumed 5% return	1,000.00	1,022.23	3.01	.59

Cash Management Fund
Class 1 — actual return	$1,000.00	$1,024.46	$1.48	.29%
Class 1 — assumed 5% return	1,000.00	1,023.74	1.48	.29

Class 2 — actual return	1,000.00	1,022.82	2.75	.54
Class 2 — assumed 5% return	1,000.00	1,022.48	2.75	.54

Class 3 — actual return	1,000.00	1,023.15	2.40	.47
Class 3 — assumed 5% return	1,000.00	1,022.84	2.40	.47

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

101	American Funds Insurance Series

Approval of Investment Advisory and Service Agreement
The series’ board has approved the Investment Advisory and Service Agreement (the “agreement”) in respect of each of Global Discovery, Global Growth, Global Small Capitalization, Growth, International, New World, Blue Chip Income and Growth, Global Growth and Income, Growth-Income, Asset Allocation, Bond, Global Bond, High-Income Bond, U.S. Government/AAA-Rated Securities and Cash Management funds of the series with Capital Research and Management Company (“CRMC”) for an additional one-year term through December 31, 2008. The agreement was amended to add additional advisory fee breakpoints if and when Global Growth and Income Fund’s net assets exceed $1.2 billion and $2 billion and if and when Global Growth Fund’s or Bond Fund’s net assets exceed $5 billion. The board approved the agreement following the recommendation of the series’ Contracts Committee (the “committee”), which is composed of all of the series’ independent board members. The board and the committee determined that each fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of each fund and its shareholders.
In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.
1. Nature, extent and quality of services
The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the funds under the agreement and other agreements, as well as the benefits to each fund’s shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit each fund and its shareholders.
2. Investment results
The board and the committee considered the investment results of each fund in light of its objective. They compared each fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices. This report, including each fund’s summary page and related disclosures, contains certain information about each fund’s investment results.
Global Discovery Fund invests primarily in stocks of companies in the services and information areas of the global economy. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Global Service and Information Index (a subset of the MSCI World Index), (ii) the Lipper Multi-Cap Growth Funds Index (the Lipper category that includes the fund) and (iii) Standard & Poor’s 500 Composite Index. The board and the committee examined investment results for 10-month, one-, three- and five-year periods ended October 31, 2007, and noted that the fund’s investment results were superior to all three indexes over each period, and over the lifetime of the fund since July 5, 2001.
Global Growth Fund invests primarily in common stocks of companies located around the world. The board and the committee reviewed the fund’s absolute investment results measured against (i) the MSCI World Index and (ii) the Lipper Global Funds Index (the Lipper category that includes the fund). The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2007, and noted that the fund’s investment results were superior to both indexes over each period. The board and the committee further noted that over the lifetime of the fund since April 30, 1997, the fund’s investment results were significantly higher than both indexes.

102	American Funds Insurance Series

Global Small Capitalization Fund invests primarily in stocks of smaller companies located around the world. The board and the committee reviewed the fund’s absolute investment results measured against (i) a blended S&P/Citigroup Global/World Index and (ii) the Lipper Global Small-Cap Funds Average (the Lipper category that includes the fund). The board and the committee examined investment results for 10-month, one-, three- and five-year periods ended October 31, 2007, and noted that the fund’s investment results were superior to both indexes over each period. The board and the committee further noted that over the lifetime of the fund since April 30, 1998, the fund’s investment results were significantly higher than both indexes.
Growth Fund invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Growth Funds Index (the Lipper category that includes the fund), (ii) the Lipper Capital Appreciation Funds Index and (iii) Standard & Poor’s 500 Composite Index. The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2007, and noted that the fund’s investment results were superior to the S&P 500 and the Lipper Growth Funds Index in each period and superior to the Lipper Capital Appreciation Funds Index over the three-, five- and 10-year periods. The board and the committee further noted that over the lifetime of the fund since February 8, 1984, the fund’s investment results were higher than all three indexes.
International Fund invests primarily in common stocks of companies located outside the United States. The board and the committee reviewed the fund’s absolute investment results measured against (i) the MSCI All Country World ex USA Index and (ii) the Lipper International Funds Index (the Lipper category that includes the fund). The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2007, and noted that while the fund’s investment results were mixed as compared to both indexes for shorter periods, over the 10-year period and over the lifetime of the fund since May 1, 1990, the fund’s investment results were significantly higher than both indexes.
New World Fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Emerging Markets Funds Index and (ii) the MSCI All Country World Index. The board and the committee examined investment results for 10-month, one-, three- and five-year periods ended October 31, 2007, and noted that the fund’s investment results were somewhat lower than the Lipper Emerging Markets Funds Index but significantly higher than the MSCI All Country World Index in each period, as well as for the lifetime of the fund since June 17, 1999.
Blue Chip Income and Growth Fund invests primarily in common stocks of larger, more established companies based in the United States, with market capitalizations of $4 billion and above. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Growth and Income Funds Index (the Lipper category that includes the fund), (ii) the Lipper Large-Cap Value Funds Index and (iii) Standard & Poor’s 500 Composite Index. The board and the committee examined investment results for 10-month, one-, three- and five-year periods ended October 31, 2007, and noted that the fund’s investment results were superior to all three indexes over the five-year and three-year periods, mixed over the 10-month period, and lower over the one-year period. The board and the committee also noted that over the lifetime of the fund since July 5, 2001, the fund’s investment results were superior to the S&P 500, but lower than both Lipper indexes.
Global Growth and Income Fund invests primarily in well-established companies located around the world. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Global Funds Index and (ii) the MSCI World Index. The board and the committee examined investment results for 10-month, three-month and one-year periods ended October 31, 2007, and noted that the fund’s investment results were superior to both indexes over each period and over the lifetime of the fund since May 1, 2006.
Growth-Income Fund invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Growth and Income Funds Index (the Lipper category that includes the fund) and (ii) Standard & Poor’s 500 Composite Index. The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2007, and noted that the fund’s investment results were superior to both indexes over each of the periods. The board and the committee further noted that over the lifetime of the fund since February 8, 1984, the fund’s investment results were significantly higher than both indexes.

103	American Funds Insurance Series

Asset Allocation Fund invests in a diversified portfolio of stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Balanced Funds Index (the Lipper category that includes the fund), (ii) the Citigroup Broad Investment-Grade Bond Index and (iii) Standard and Poor’s 500 Composite Index. The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2007, and noted that the fund’s investment results were superior to the Lipper and Citigroup indexes over each period and superior to the S&P 500 over each period other than the five-year period. The board and the committee further noted that over the lifetime of the fund since August 1, 1989, the fund’s investment results were superior to the Lipper and Citigroup indexes but lower than the S&P 500.
Bond Fund seeks to maximize current income and preserve capital by investing primarily in bonds. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper BBB-Rated Fund Index (the Lipper category that includes the fund) and (ii) the Citigroup Broad Investment-Grade Bond Index. The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2007, and noted that the fund’s investment results were superior to the Lipper index over the 10-, five- and three-year periods, and superior to the Citigroup Index over the five- and three-year periods. The fund’s investment results for its lifetime since January 2, 1996, were superior to both indexes. The board and the committee further noted that over the lifetime of the fund since January 2, 1996, the fund’s investment results were higher than both indexes.
Global Bond Fund seeks to provide a high level of total return by investing primarily in investment-grade bonds issued by entities around the world and denominated in various currencies, including U.S. dollars. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lehman Brothers Global Aggregate Index and (ii) the Lipper Global Income Funds Index. The board and the committee examined investment results for 10-month and one-year periods ended October 31, 2007, and noted that the fund’s investment results were superior to both indexes in each period. The board and the committee also noted that the fund had been in operation for a short period of time, and investment results for longer periods were, therefore, not available.
High-Income Bond Fund seeks to provide a high level of current income and, secondarily, capital appreciation by investing primarily in higher yielding and, generally, lower quality debt securities. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper High Current Yield Bond Fund Index (the Lipper category that includes the fund) and (ii) the Credit Suisse High Yield Index. The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2007, and noted that the fund’s investment results were higher than the Lipper index over the five- and 10-year periods and for the lifetime of the fund since February 8, 1984, and lower than the Credit Suisse index over the 10-month, one- and three-year periods.
U.S. Government/AAA-Rated Securities Fund seeks to provide a high level of current income, as well as to preserve investment. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper General U.S. Government Funds Index and (ii) the Citigroup Treasury/Government Sponsored/Mortgage Index. The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2007, and for the lifetime of the fund since December 2, 1985, and noted that the fund’s investment results were higher than the Lipper General U.S. Government Funds Index over each period but lower than the Citigroup Treasury/Government Sponsored/Mortgage Index over each period.
Cash Management Fund seeks to provide an opportunity to earn income on cash reserves while preserving the value of investment and maintaining liquidity. The board and the committee reviewed the fund’s absolute investment results measured against the Lipper Money Market Funds Index (the Lipper category that includes the fund). The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2007, and noted that the fund’s investment results were higher than the index over each period. The fund’s investment results for its lifetime since February 8, 1984, were lower than the index.
The board and the committee concluded with respect to each fund that the fund’s results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

104	American Funds Insurance Series

3. Advisory fees and total expenses
The board and the committee compared the advisory fees and total expense levels of each fund to those of other relevant funds. They observed that each fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in each fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase and the 10% advisory fee waiver in effect since April 2005. In addition, they reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with investment mandates similar to those of the funds. They noted that, although the fees paid by those clients generally were lower than those paid by the funds, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients. The board and the committee concluded with respect to each fund that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.
4. Ancillary benefits
The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the series and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices noting that, while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the funds, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by each fund.
5. Adviser financial information
The board and the committee reviewed information regarding CRMC’s costs of providing services to the series and the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel. They noted information previously received regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in each fund’s advisory fee structure and the impact of CRMC’s current 10% advisory fee waiver, reflecting benefits that may accrue from growth in assets. The board and the committee concluded that, with respect to each fund, the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

105	American Funds Insurance Series

Board of trustees and other officers
“Independent” trustees

	Year first		Number of
	elected		portfolios in fund
	a trustee		complex[2] overseen	Other directorships[3]
Name and age	of the series[1]	Principal occupation(s) during past five years	by trustee	held by trustee

Lee A. Ault III, 71 Chairman of the Board (Independent and Non-Executive)	1999	Private investor and corporate director; former Chairman of the Board, In-Q-Tel, Inc. (technology venture company funded principally by the Central Intelligence Agency); former Chairman of the Board, President and CEO, Telecredit, Inc. (payment services)	2	Anworth Mortgage Asset Corporation; Office Depot, Inc.

H. Frederick Christie, 74	1994	Private investor; former President and CEO, The Mission Group (non-utility holding company, subsidiary of Southern California Edison Company)	21	AECOM Technology Corporation; Ducommun Incorporated; IHOP Corporation; Southwest Water Company

Joe E. Davis, 73	1991	Private investor; former Chairman of the Board, Linear Corporation (linear motor design and production); former President and CEO, National Health Enterprises, Inc.	2	Anworth Mortgage Asset Corporation; Natural Alternatives Inc.

Martin Fenton, 72	1995	Chairman of the Board, Senior Resource Group LLC (development and management of senior living communities)	18	None

Leonard R. Fuller, 61	1999	President and CEO, Fuller Consulting (financial management consulting firm)	16	None

W. Scott Hedrick, 62	2007	Founding General Partner, InterWest Partners (venture capital firm focused on information technology and life sciences); Lecturer, Stanford Graduate School of Business	2	Hot Topic, Inc.; Office Depot, Inc.

Merit E. Janow, 49	2007	Professor, Columbia University, School of International and Public Affairs; former Member, World Trade Organization Appellate Body	4	The Nasdaq Stock Market, Inc.

Mary Myers Kauppila, 53	1994	Private investor; Chairman of the Board and CEO, Ladera Management Company (venture capital and agriculture); former owner and President, Energy Investment, Inc.	6	None

Kirk P. Pendleton, 68	1996	Chairman of the Board and CEO, Cairnwood, Inc. (venture capital investment)	7	None
“Interested” trustees

	Year first		Number of
	elected a	Principal occupation(s) during past five years and	portfolios in fund
Name, age and	trustee or officer	positions held with affiliated entities or the	complex[2] overseen	Other directorships[3]
position with series	of the series[1]	principal underwriter of the series	by trustee	held by trustee

James K. Dunton, 70 Vice Chairman of the Board	1993	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	2	None

Donald D. O’Neal, 47 President	1998	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]	3	None
The statement of additional information includes additional information about the series’ trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

106	American Funds Insurance Series

Other officers

	Year first
	elected an
Name, age and	officer	Principal occupation(s) during past five years and positions held with affiliated entities or the principal
position with series	of the series[1]	underwriter of the series

Michael J. Downer, 53 Executive Vice President	1991	Senior Vice President, Fund Business Management Group, and Coordinator, Legal and Compliance — Capital Research and Management Company; Director, American Funds Distributors, Inc.;[5] Director, Capital Bank and Trust Company[5]

Alan N. Berro, 47 Senior Vice President	1998	Senior Vice President — Capital World Investors, Capital Research and Management Company

Abner D. Goldstine, 78 Senior Vice President	1993	Senior Vice President — Fixed Income, Capital Research and Management Company; Director, Capital Research and Management Company

John H. Smet, 51 Senior Vice President	1994	Senior Vice President — Fixed Income, Capital Research and Management Company; Director, American Funds Distributors, Inc.[5]

Claudia P. Huntington, 55 Vice President	1994	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]

Robert W. Lovelace, 45 Vice President	1997	Senior Vice President — Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company; Chairman of the Board, Capital Research Company[5]

Susan M. Tolson, 45 Vice President	1999	Senior Vice President — Fixed Income, Capital Research and Management Company

Steven I. Koszalka, 43 Secretary	2003	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company

David A. Pritchett, 41 Treasurer	1999	Vice President — Fund Business Management Group, Capital Research and Management Company

Karl C. Grauman, 40 Assistant Treasurer	2006	Vice President — Fund Business Management Group, Capital Research and Management Company

Sheryl F. Johnson, 39 Assistant Treasurer	1997	Vice President — Fund Business Management Group, Capital Research and Management Company

[1]	Trustees and officers of the series serve until their resignation, removal or retirement.

[2]	Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available to investors in tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

[3]	This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a director of a public company or a registered investment company.

[4]	“Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the series’ investment adviser, Capital Research and Management Company, or affiliated entities (including the series’ principal underwriter).

[5]	Company affiliated with Capital Research and Management Company.

107	American Funds Insurance Series

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108	American Funds Insurance Series

109

The right choice for the long term®

Offices of the series and	Custodian of assets	Independent registered public
of the investment adviser	State Street Bank and Trust Company	accounting firm
Capital Research and	One Lincoln Street	PricewaterhouseCoopers LLP
Management Company	Boston, MA 02111	350 South Grand Avenue
333 South Hope Street		Los Angeles, CA 90071-2889
Los Angeles, CA 90071-1406	Counsel
Paul, Hastings, Janofsky & Walker LLP
6455 Irvine Center Drive	55 Second Street, 24th floor
Irvine, CA 92618	San Francisco, CA 94105-3441
“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website at americanfunds.com or upon request by calling American Funds Service Company (AFS) at 800/421-0180. The series files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.
Complete December 31, 2007, portfolios of American Funds Insurance Series’ investments are available free of charge by calling AFS or visiting the SEC website (where they are part of Form N-CSR).
American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.
This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectus for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies. If used as sales material after March 31, 2008, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

The Capital Group Companies
American Funds	Capital Research and Management	Capital International	Capital Guardian	Capital Bank and Trust

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141
Custodian
The Bank of New York Mellon Corporation
One Wall Street
New York, NY 10286

Independent Registered Public Accounting Firm
KPMG LLP
99 High Street
Boston, Massachusetts 02110

Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-UAMER (1207-022608)

Funds

Annual Report

December 31, 2007

Adviser (“ADV”), Institutional (“I”), Service (“S”) and Service 2 (“S2”) Classes

ING Investors Trust

■	ING LifeStyle Aggressive Growth Portfolio

■	ING LifeStyle Conservative Portfolio

■	ING LifeStyle Growth Portfolio

■	ING LifeStyle Moderate Portfolio

■	ING LifeStyle Moderate Growth Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholder,

It is impossible to discuss the current market climate without acknowledging the recent turmoil brought on by problems in the sub-prime mortgage market. Clearly the excesses in this sector of the market and other segments of collateralized debt have created challenges throughout credit markets worldwide.

Amidst the volatility, we at ING Funds remind our shareholders that the creditworthiness and quality of our funds’ holdings is our ultimate priority — whether those holdings are part of our money market funds, fixed income funds or equity funds. Market volatility is an often present component of investing and we believe the best way to manage through turbulent environments is to build a well-balanced, fully-diversified portfolio, which aligns with your goals and risk tolerance.

ING Funds remains committed to developing and offering a diverse array of mutual funds designed to meet the goals of most investors. We urge you to work with your investment professional to make sure you are invested appropriately. Together, you can select the funds that will help you achieve your financial goals. We thank you for choosing ING Funds and look forward to continuing to serve you.

Sincerely,

Shaun P. Mathews

President

ING Funds

January 28, 2008

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2007

After recording a solid, if frequently nervous, 8.2% in the first half of the reporting period, global equities in the form of the Morgan Stanley Capital International World IndexSM(1) (“MSCI World IndexSM”) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below) succumbed to a 3.2% loss in the second half of the reporting period, as some important debt markets all but seized up, the crisis threatening the solvency of financial institutions and forcing central bankers to throw lifelines to stranded borrowers, while investors fled to the safe haven of short Treasuries. By year-end, confidence was wavering, oil was nudging $100 per barrel and markets seemed to be pricing in a recession. In currencies, the yen strengthened as “carry trades” were unwound in the flight from risk. The euro benefited from the European Central Bank’s implacable refusal to match the Federal Reserve Board (the “Fed”) and reduce interest rates. But the pound finally gave back some of its recent gains as the UK housing market started to sag. For the second six months, the dollar fell 8.5% and 8.9% against the euro and yen respectively, but rose 0.3% against the pound.

A relentlessly deteriorating housing market had caused alarm in the sub-prime mortgage loan sector, where lax lending standards in a low interest rate environment, had driven foreclosure rates inexorably higher. The problem had been exacerbated over the years by the business of securitizing the loans. They would be sliced, diced and repackaged for handsome fees into other securities, then sold on in their billions worldwide to financial institutions, which purchased them by issuing commercial paper, over the cost of which an effortless profit could apparently be made.

At one level this spreads the loan risk. But when the originator is removed from those taking the risk another is created. Like the banking business in its simplest form, everything depends on confidence. When it became obvious that these securities, many of them rated A or higher, were ultimately backed by sub-prime and not so sub-prime mortgages with questionable repayment prospects, confidence evaporated. The asset-backed commercial paper market contracted sharply. Banks stopped lending to each other. The structured investment vehicles, their investors and sponsoring banks would have to bear huge losses, but which ones and how much?

The Fed’s first response to the liquidity and resulting economic threats was to reduce the discount rate, (the rate it will lend to banks), by 50 basis points (0.50%) on August 17, 2007 and another 100 basis points

(1.00%) in three steps by year end, with matching cuts in the federal funds rate.

But it was no good. Using the discount window had a stigma attached to it while the liquidity problem was not an overnight one. The one-month London Interbank Offered Rate (“LIBOR”) continued to rise even as the Fed eased. A procession of financial institutions announced heavy write- downs of mortgage-backed assets, along with various capital saving and raising initiatives, including the tapping of billions of dollars from sovereign wealth funds based in the Middle-East and Asia, surely a development of historic significance.

The spread between the one-month LIBOR and the federal funds rate only drifted down after the announcement of coordinated central bank action to add liquidity where it was needed including in the U.S., the use of a “term auction facility” where loans would be auctioned and broader forms of collateral would be accepted.

But by year end global economic conditions were still clearly weakening and many felt that the U.S. might already be in or on the cusp of recession.

In U.S. fixed income markets’ the Treasury yield curve steepened in the first half and continued to do so in the second. The yield on the ten-year Treasury Note fell 100 basis points (1.00%) to 4.03%, while the yield on the three-month Bill fell 153 basis points (1.53%) to 3.14%. The broader Lehman Brothers® Aggregate Bond Index(2) (“LBAB”) of investment grade bonds returned 5.93% for the first half of the reporting period and 6.97% for the year ended December 31, 2007.

U.S. equities, represented by the Standard & Poor’s 500® Composite Stock Price Index(3) (“S&P 500® Index”) including dividends, lost 1.4% in the second half, with the worst fourth quarter since 2000, after gaining 7% through June. For a while, as the events described above played out, investors seemed to believe that the Fed had the will and the tools to keep any down turn brief. The S&P 500® Index actually made a new high on October 9, 2007. For the year ended December 31, 2007, the S&P 500® Index returned 5.49%. But, the sense that a serious crisis was only just beginning to unfold and a succession of earnings disappointments especially among the financials sector, increasingly weighed on sentiment as the year wound down. Bizarrely, gross domestic product (“GDP”) growth was being reported at a brisk 4.9% for the third quarter, even as S&P 500 companies were

2

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2007

reporting a decline in operating profits, the first fall in more than five years.

Internationally, the MSCI Japan® Index(4) slumped 15.8% in the second half of the reporting period on a resumption of falling consumer prices and fading global growth, while the strengthening yen threatened all-important exports. For the year ended December 31, 2007, the MSCI Japan® Index lost 4.23%. The MSCI Europe ex UK® Index(5) lost 4.8% in the second six months of the reporting period. A first half rally gave way to nervousness in mid-July after another rate increase and turned into a rout as the sub-prime debacle took shape. U.S. rate cuts were not reciprocated by the European Central Bank, which, with headline inflation up to 3.1%, confined its response to making liquidity available to the banking system, a staggering €500 billion on December 18, 2007. In the UK, stocks surged into the summer making the August 2007 slide even more violent than in continental Europe. But similar inflation worries limited the Bank of England to one 0.25% rate reduction despite a clearly weakening housing market. The MSCI UK® Index(5) fell 1.4% in the second half of the reporting period and returned 8.36% for the year ended December 31, 2007.

(1)  The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada Australia, New Zealand and the Far East.

(2)  The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade

U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(4)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(5)  The MSCI Europe ex UK® Index is a free float rising adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(6)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING LIFESTYLE PORTFOLIOS	PORTFOLIO MANAGERS’ REPORT

ING LifeStyle Aggressive Growth Portfolio, ING LifeStyle Conservative Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Portfolio and ING LifeStyle Moderate Growth Portfolio (collectively, the “Portfolios”) seek to obtain their individual investment objectives by investing in a combination of underlying funds according to each Portfolio’s fixed formula. The Portfolios are managed by the Asset Allocation Committee, ING Investments, LLC* (the “Investment Adviser”).

Portfolio Specifics: The Investment Adviser uses the ING LifeStyle Aggressive Growth Model, ING LifeStyle Conservative Model, ING LifeStyle Growth Model, ING LifeStyle Moderate Model and ING LifeStyle Moderate Growth Model as benchmarks to which it compares the performance of the ING LifeStyle Aggressive Growth Portfolio, ING LifeStyle Conservative Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Portfolio and ING LifeStyle Moderate Growth Portfolio, respectively. Each Model is a blended index that is derived from the asset class comparative indices set out in the chart below. The chart shows the weightings for each asset class comparative index represented in each benchmark Model, as a percentage of the Model.

	ING LifeStyle Aggressive Growth Model	ING LifeStyle Conservative Model	ING LifeStyle Growth Model	ING LifeStyle Moderate Model	ING LifeStyle Moderate Growth Model
Russell 3000® Index(1)	100%	30%	80%	50%	60%
LBAB Index(2)	0%	70%	20%	40%	40%
Citigroup 3-Month T-Bill Index(3)	0%	0%	0%	10%	0%

The average annual returns for the periods ended December 31, 2007 for the Portfolios and their respective Model benchmarks are as follows:

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	Since Inception May 3, 2004
ING LifeStyle Aggressive Growth Portfolio, Class S	3.25%	11.41%
ING LifeStyle Aggressive Growth Model(4)	5.14%	10.53%
ING LifeStyle Conservative Portfolio, Class S	N/A	(0.80	)%**
ING LifeStyle Conservative Model(5)	N/A	(5.08	)%(9)
ING LifeStyle Growth Portfolio, Class S	3.89%	10.28%
ING LifeStyle Growth Model(6)	5.60%	9.46%
ING LifeStyle Moderate Portfolio, Class S	4.99%	8.36%
ING LifeStyle Moderate Model(7)	5.98%	7.68%
ING LifeStyle Moderate Growth Portfolio, Class S	4.66%	9.35%
ING LifeStyle Moderate Growth Model(8)	6.02%	8.37%
*	ING Investments, LLC has engaged Ibbotson Associates, an asset allocation consulting firm, to perform the asset allocation analysis and other related work. ING Investments, LLC has also engaged ING Investment Management Co. to act as a consultant. The members of the Asset Allocation Committee are: William A. Evans, CFA, Michael J. Roland and Paul Zemsky. Effective December 31, 2007, Paul Zemsky replaced Stanley Vyner on the Asset Allocation Committee.
**	Since inception performance of Class S is shown from October 31, 2007.
(1)	The Russell 3000® Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.
(2)

The LBAB Index is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(3)	The Citigroup 3-Month T-Bill Index is an unmanaged index of the three-month Treasury bills.
(4)	The ING LifeStyle Aggressive Growth Model is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings.
(5)	The ING LifeStyle Conservative Model is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings.
(6)	The ING LifeStyle Growth Model is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings.
(7)	The ING LifeStyle Moderate Model is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings.
(8)	The ING LifeStyle Moderate Growth Model is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings.
(9)	Since inception performance of the index is shown from November 1, 2007.

4

PORTFOLIO MANAGERS’ REPORT	ING LIFESTYLE PORTFOLIOS

The following tables illustrate the asset allocation of each Portfolio to the underlying funds, as well as to the underlying asset class allocation targets as of December 31, 2007.

Asset Allocation

as of December 31, 2007

(as a percent of net assets)

Underlying Affiliated Funds	ING LifeStyle Aggressive Growth Portfolio	ING LifeStyle Conservative Portfolio	ING LifeStyle Growth Portfolio	ING LifeStyle Moderate Portfolio	ING LifeStyle Moderate Growth Portfolio
ING BlackRock Inflation Protected Bond Portfolio — Class I	—	7.1%	1.0%	5.1%	2.0%
ING Columbia Small Cap Value II Portfolio — Class I	0.3%	—	0.3%	0.1%	0.2%
ING Disciplined International Small Cap Fund — Class I	6.9%	2.0%	5.0%	3.0%	4.0%
ING Disciplined Small Cap Value Portfolio — Class I	2.8%	—	2.8%	1.0%	1.0%
ING Emerging Markets Fixed Income Fund — Class I	—	6.0%	3.0%	5.0%	4.0%
ING FMRSM Diversified Mid Cap Portfolio — Class I	3.0%	1.0%	3.0%	2.0%	2.0%
ING Global Real Estate Portfolio — Class I	1.5%	—	1.0%	—	1.0%
ING JPMorgan Emerging Markets Equity Portfolio — Class I	2.2%	—	2.0%	—	1.0%
ING JPMorgan International Portfolio — Class I	2.5%	—	0.8%	1.7%	0.8%
ING JPMorgan Small Cap Equity Portfolio — Class I	0.2%	—	0.2%	—	—
ING JPMorgan Value Opportunities Portfolio — Class I	3.0%	2.0%	2.0%	2.0%	2.0%
ING Julius Baer Foreign Portfolio — Class I	13.9%	4.8%	11.0%	6.9%	9.9%
ING Legg Mason Partners Aggressive Growth Portfolio — Class I	8.4%	1.8%	6.6%	2.8%	5.6%
ING Legg Mason Value Portfolio — Class I	5.6%	1.8%	4.8%	2.8%	3.8%
ING Limited Maturity Bond Portfolio — Class I	—	9.8%	3.0%	8.1%	4.0%
ING Liquid Assets Portfolio — Class I	—	3.0%	—	2.0%	—
ING Marsico Growth Portfolio — Class I	0.5%	0.1%	0.3%	0.1%	0.3%
ING Marsico International Opportunities Portfolio — Class I	0.3%	0.2%	0.2%	0.2%	0.2%
ING MidCap Opportunities Portfolio — Class I	0.2%	0.1%	0.1%	0.1%	0.1%
ING Neuberger Berman Partners Portfolio — Class I	2.0%	2.0%	2.0%	2.0%	2.0%
ING Oppenheimer Strategic Income Portfolio — Class I	—	4.0%	0.2%	0.2%	0.2%
ING PIMCO Core Bond Portfolio — Class I	—	20.4%	7.2%	15.2%	14.3%
ING PIMCO High Yield Portfolio — Class I	—	1.0%	—	1.0%	1.0%
ING Pioneer High Yield Portfolio — Class I	—	1.0%	1.0%	2.0%	1.0%
ING Pioneer Mid Cap Value Portfolio — Class I	3.0%	1.0%	3.0%	1.0%	2.0%
ING T. Rowe Price Growth Equity Portfolio — Class I	4.0%	2.0%	3.0%	2.0%	3.0%
ING Templeton Foreign Equity Portfolio — Class I	0.7%	0.2%	0.3%	0.5%	0.3%
ING Thornburg Value Portfolio — Class I	0.3%	0.2%	0.3%	0.3%	0.3%
ING Van Kampen Comstock Portfolio — Class I	6.0%	1.9%	4.0%	2.9%	3.9%
ING Van Kampen Real Estate Portfolio — Class I	3.4%	—	2.9%	1.9%	1.9%
ING VP Index Plus International Equity Portfolio — Class I	5.9%	1.8%	4.9%	2.8%	2.8%
ING VP Index Plus LargeCap Portfolio — Class I	10.9%	5.9%	8.8%	8.7%	8.7%
ING VP Index Plus MidCap Portfolio — Class I	3.8%	1.8%	3.6%	1.8%	1.8%
ING VP Index Plus SmallCap Portfolio — Class I	2.8%	—	2.8%	1.8%	2.8%
ING VP Intermediate Bond Portfolio — Class I	—	17.1%	3.9%	12.0%	10.1%
ING VP Small Company Portfolio — Class I	3.9%	—	3.0%	1.0%	1.0%
ING Wells Fargo Small Cap Disciplined Portfolio — Class I	2.0%	—	2.0%	—	1.0%
Other assets and liabilities — Net	(0.0)%*	—	(0.0)%*	(0.0)%*	(0.0)%*

	100.0%	100.0%	100.0%	100.0%	100.0%

*	Amounts are more than (0.05)%

Portfolio holdings are subject to change.

5

ING LIFESTYLE PORTFOLIOS	PORTFOLIO MANAGERS’ REPORT

Underlying Asset Allocation Targets (as of December 31, 2007)(1)	ING LifeStyle Conservative Portfolio	ING LifeStyle Aggressive Growth Portfolio	ING LifeStyle Growth Portfolio	ING LifeStyle Moderate Portfolio	ING LifeStyle Moderate Growth Portfolio
Large Cap Growth Stocks	7.5%	16.0%	12.0%	8.0%	10.0%
Large Cap Value Stocks	10.5%	20.0%	16.0%	13.0%	15.0%
Mid Cap Stocks	4.0%	11.0%	9.0%	5.0%	7.0%
Small Cap Stocks	—	13.0%	12.0%	5.0%	6.0%
International Stocks	8.0%	20.0%	15.0%	11.0%	14.0%
International Small Cap Stocks	—	7.0%	5.0%	3.0%	4.0%
Emerging Markets	—	4.0%	3.0%	—	2.0%
Real Estate Investment Trusts	—	6.0%	6.0%	5.0%	6.0%
International Real Estate	—	3.0%	2.0%	0.0%	1.0%
Emerging Markets Bonds	6.0%	—	3.0%	5.0%	4.0%
High Yield Bonds	4.0%	—	3.0%	5.0%	5.0%
Bonds	38.0%	—	12.0%	25.0%	22.0%
Treasury Inflation Protected Securities	7.0%	—	1.0%	5.0%	2.0%
Short Term Bonds	11.0%	—	1.0%	6.0%	2.0%
Cash Equivalents	4.0%	—	—	4.0%	—

	100.0%	100.0%	100.0%	100.0%	100.0%

(1)

Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets). As these are target allocations, the actual allocations of each Portfolio’s assets may deviate from the percentages shown. Although the LifeStyle Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

6

PORTFOLIO MANAGERS’ REPORT	ING LIFESTYLE AGGRESSIVE GROWTH PORTFOLIO

ING LifeStyle Aggressive Growth Portfolio (the “Portfolio”) seeks the growth of capital. The Portfolio invests in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 100% in equity securities.

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	Since Inception of Classes ADV and I April 28, 2006		Since Inception of Class S May 3, 2004		Since Inception of Class S2 May 4, 2006
Class ADV	2.59%	5.91%		—		—
Class I	3.52%	6.71%		—		—
Class S	3.25%	—		11.41%		—
Class S2	3.11%	—		—		5.92%
ING LifeStyle Aggressive Growth Model(1)	5.14%	8.34	%(2)	10.53	%(3)	8.34	%(2)
Russell 3000® Index(4)	5.14%	8.34	%(2)	10.53	%(3)	8.34	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING LifeStyle Aggressive Growth Portfolio against the ING LifeStyle Aggressive Growth Model and the index indicated. The model and index are unmanaged, have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in a model or index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)

The ING LifeStyle Aggressive Growth Model is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. See page 4 for additional information.

(2)	Since inception performance of the model and indices is shown from May 1, 2006.
(3)	Since inception performance of the model and indices is shown from May 1, 2004.
(4)	The Russell 3000® Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

7

ING LIFESTYLE CONSERVATIVE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING LifeStyle Conservative Portfolio (the “Portfolio”) seeks the growth of capital and annual income. The Portfolio invests in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 30% in equity securities and 70% in fixed-income securities and cash.

Cumulative Total Returns for the Period Ended December 31, 2007
	Since Inception of Classes ADV, I, S and S2 October 31, 2007
Class ADV	(0.80)%
Class I	(0.70)%
Class S	(0.80)%
Class S2	(0.80)%
ING LifeStyle Conservative Model(1)	(0.08	)%(2)
Russell 3000® Index(3)	(5.08	)%(2)
LBAB Index(4)	2.08	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING LifeStyle Conservative Portfolio against the ING LifeStyle Conservative Model and the indices indicated. The model and index are unmanaged, have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in a model or index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)

The ING LifeStyle Conservative Model is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. See page 4 for additional information.

(2)	Since inception performance of the model and indices is shown from November 1, 2007.
(3)	The Russell 3000® Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.
(4)

The LBAB Index is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

8

PORTFOLIO MANAGERS’ REPORT	ING LIFESTYLE GROWTH PORTFOLIO

ING LifeStyle Growth Portfolio (the “Portfolio”) seeks the growth of capital and annual income. The Portfolio invests in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 80% in equity securities and 20% in fixed-income securities.

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	Since Inception of Classes ADV and I April 28, 2006		Since Inception of Class S May 3, 2004		Since Inception of Class S2 May 3, 2006
Class ADV	3.33%	5.90%		—		—
Class I	4.15%	6.63%		—		—
Class S	3.89%	—		10.28%		—
Class S2	3.70%	—		—		6.18%
ING LifeStyle Growth Model(1)	5.60%	8.22	%(2)	9.46	%(3)	8.22	%(2)
Russell 3000® Index(4)	5.14%	8.34	%(2)	10.53	%(3)	8.34	%(2)
LBAB Index(5)	6.97%	7.34	%(2)	4.93	%(3)	7.34	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING LifeStyle Growth Portfolio against the ING LifeStyle Growth Model and the indices indicated. The model and the indices are unmanaged, have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in a model or index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)

The ING LifeStyle Growth Model is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. See page 4 for additional information.

(2)	Since inception performance of the model and indices is shown from May 1, 2006.
(3)	Since inception performance of the model and indices is shown from May 1, 2004.
(4)	The Russell 3000® Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.
(5)

The LBAB Index is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

9

ING LIFESTYLE MODERATE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING LifeStyle Moderate Portfolio (the “Portfolio”) seeks to make your investment grow by investing in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 50% in equity securities and 50% in fixed-income securities.

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	Since Inception of Classes ADV and I April 28, 2006		Since Inception of Class S May 3, 2004		Since Inception of Class S2 May 9, 2006
Class ADV	4.65%	6.34%		—		—
Class I	5.26%	6.97%		—		—
Class S	4.99%	—		8.36%		—
Class S2	4.76%	—		—		5.98%
ING LifeStyle Moderate Model(1)	5.98%	7.70	%(2)	7.68	%(3)	7.70	%(2)
Russell 3000® Index(4)	5.14%	8.34	%(2)	10.53	%(3)	8.34	%(2)
LBAB Index(5)	6.97%	7.34	%(2)	4.93	%(3)	7.34	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING LifeStyle Moderate Portfolio against the ING LifeStyle Moderate Model and the indices indicated. The model and the indices are unmanaged, have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in a model or index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)

The ING LifeStyle Moderate Model is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. See page 4 for additional information.

(2)	Since inception performance of the model or indices is shown from May 1, 2006.
(3)	Since inception performance of the model or indices is shown from May 1, 2004.
(4)	The Russell 3000® Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.
(5)

The LBAB Index is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

10

PORTFOLIO MANAGERS’ REPORT	ING LIFESTYLE MODERATE GROWTH PORTFOLIO

ING LifeStyle Moderate Growth Portfolio (the “Portfolio”) seeks to make your investment grow by investing in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 65% in equity securities and 35% in fixed income securities.

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	Since Inception of Classes ADV and I April 28, 2006		Since Inception of Class S May 3, 2004		Since Inception of Class S2 May 2, 2006
Class ADV	4.10%	6.41%		—		—
Class I	4.86%	7.13%		—		—
Class S	4.66%	—		9.35%		—
Class S2	4.49%	—		—		6.59%
ING LifeStyle Moderate Growth Model(1)	6.02%	8.05	%(2)	8.37	%(3)	8.05	%(2)
Russell 3000® Index(4)	5.14%	8.34	%(2)	10.53	%(3)	8.34	%(2)
LBAB Index(5)	6.97%	7.34	%(2)	4.93	%(3)	7.34	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING LifeStyle Moderate Growth Portfolio against the ING LifeStyle Moderate Growth Model and the indices indicated. The model and the indices are unmanaged, have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in a model or index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total returns. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)

The ING LifeStyle Moderate Growth Model is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. See page 4 for additional information.

(2)	Since inception performance of the model and indices is shown from May 1, 2006.
(3)	Since inception performance of the model and indices is shown from May 1, 2004.
(4)	The Russell 3000® Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.
(5)

The LBAB index is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

11

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

ING LifeStyle Aggressive Growth Portfolio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2007**
Actual Fund Return
Class ADV	$1,000.00	$956.50	0.74%	$3.65
Class I	1,000.00	961.00	0.14	0.69
Class S	1,000.00	959.00	0.39	1.93
Class S2	1,000.00	958.90	0.54	2.67
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,021.48	0.74%	$3.77
Class I	1,000.00	1,024.50	0.14	0.71
Class S	1,000.00	1,023.24	0.39	1.99
Class S2	1,000.00	1,022.48	0.54	2.75

*	Expense ratios do not include expense of underlying Portfolios.
**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

12

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING LifeStyle Conservative Portfolio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2007**
Actual Fund Return
Class ADV(1)	$1,000.00	$992.00	0.74%	$1.25
Class I(1)	1,000.00	993.00	0.14	0.24
Class S(1)	1,000.00	992.00	0.39	0.66
Class S2(1)	1,000.00	992.00	0.54	0.91
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,021.48	0.74%	$3.77
Class I	1,000.00	1,024.50	0.14	0.71
Class S	1,000.00	1,023.24	0.39	1.99
Class S2	1,000.00	1,022.48	0.54	2.75
ING LifeStyle Growth Portfolio
Actual Fund Return
Class ADV	$1,000.00	$973.90	0.74%	$3.68
Class I	1,000.00	977.70	0.14	0.70
Class S	1,000.00	975.80	0.39	1.94
Class S2	1,000.00	975.30	0.54	2.69
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,021.48	0.74%	$3.77
Class I	1,000.00	1,024.50	0.14	0.71
Class S	1,000.00	1,023.24	0.39	1.99
Class S2	1,000.00	1,022.48	0.54	2.75
ING LifeStyle Moderate Portfolio
Actual Fund Return
Class ADV	$1,000.00	$1,004.90	0.74%	$3.74
Class I	1,000.00	1,007.90	0.14	0.71
Class S	1,000.00	1,006.70	0.39	1.97
Class S2	1,000.00	1,005.20	0.54	2.73
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,021.48	0.74%	$3.77
Class I	1,000.00	1,024.50	0.14	0.71
Class S	1,000.00	1,023.24	0.39	1.99
Class S2	1,000.00	1,022.48	0.54	2.75
ING LifeStyle Moderate Growth Portfolio
Actual Fund Return
Class ADV	$1,000.00	$992.80	0.74%	$3.72
Class I	1,000.00	995.80	0.14	0.70
Class S	1,000.00	994.60	0.39	1.96
Class S2	1,000.00	994.40	0.54	2.71
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,021.48	0.74%	$3.77
Class I	1,000.00	1,024.50	0.14	0.71
Class S	1,000.00	1,023.24	0.39	1.99
Class S2	1,000.00	1,022.48	0.54	2.75

(1)	Commencement of operations for the Portfolio was October 31, 2007. Expenses paid reflect the 62-day period ended December 31, 2007.
*	Expense ratios do not include expense of underlying Portfolios.
**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees

ING Investors Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING LifeStyle Aggressive Growth Portfolio, ING LifeStyle Conservative Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Portfolio, and ING Lifestyle Moderate Growth Portfolio, each a series of ING Investors Trust, as of December 31, 2007, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2007, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 29, 2008

14

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007

	ING LifeStyle Aggressive Growth Portfolio	ING LifeStyle Conservative Portfolio	ING LifeStyle Growth Portfolio
ASSETS:
Investments in affiliated underlying funds	$1,381,016,147	$4,010	$4,004,442,947
Receivables:
Fund shares sold	1,840,269	—	9,438,329
Dividends from affiliated underlying funds	526,296	27	6,739,737
Prepaid expenses	511	—	1,138
Reimbursement due from manager	127,099	—	276,088

Total assets	1,383,510,322	4,037	4,020,898,239

LIABILITIES:
Payable for investment in affiliated underlying funds purchased	2,329,132	26	16,089,038
Payable for fund shares redeemed	37,434	—	86,540
Payable to affiliates	458,332	2	1,304,340
Payable for trustee fees	6,736	—	11,775
Other accrued expenses and liabilities	120,874	—	265,451

Total liabilities	2,952,508	28	17,757,144

NET ASSETS	$1,380,557,814	$4,009	$4,003,141,095

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,195,708,155	$4,037	$3,636,199,448
Undistributed net investment income	18,895,282	32	63,000,680
Accumulated net realized gain (loss) on investments	114,112,875	(1)	215,192,621
Net unrealized appreciation or depreciation on investments	51,841,502	(59)	88,748,346

NET ASSETS	$1,380,557,814	$4,009	$4,003,141,095

* Cost of investments in securities	$1,329,174,645	$4,069	$3,915,694,601

Class ADV:
Net assets	$1,056	$1,002	$1,061
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	76	101	79
Net asset value and redemption price per share	$13.89	$9.92	$13.47
Class I:
Net assets	$15,344,274	$1,003	$38,624,223
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,095,548	101	2,846,578
Net asset value and redemption price per share	$14.01	$9.93	$13.57
Class S:
Net assets	$1,360,885,256	$1,002	$3,952,227,461
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	97,473,746	101	292,250,845
Net asset value and redemption price per share	$13.96	$9.92	$13.52
Class S2:
Net assets	$4,327,228	$1,002	$12,288,350
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	310,742	101	911,505
Net asset value and redemption price per share	$13.93	$9.92	$13.48

See Accompanying Notes to Financial Statements

15

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007

	ING LifeStyle Moderate Portfolio	ING LifeStyle Moderate Growth Portfolio
ASSETS:
Investments in affiliated underlying funds*	$1,355,118,708	$3,072,008,576
Receivables:
Fund shares sold	3,271,384	6,287,382
Dividends from affiliated underlying funds	6,112,175	12,167,596
Prepaid expenses	422	946
Reimbursement due from manager	94,196	213,810

Total assets	1,364,596,885	3,090,678,310

LIABILITIES:
Payable for investment in affiliated underlying funds purchased	9,378,258	18,404,319
Payable for fund shares redeemed	3,658	48,632
Payable to affiliates	445,313	1,008,149
Payable for trustee fees	6,426	9,291
Other accrued expenses and liabilities	88,192	205,465

Total liabilities	9,921,847	19,675,856

NET ASSETS	$1,354,675,038	$3,071,002,454

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,244,771,608	$2,788,014,085
Undistributed net investment income	30,259,353	58,679,240
Accumulated net realized gain on investments	51,275,196	138,642,787
Net unrealized appreciation on investments	28,368,881	85,666,342

NET ASSETS	$1,354,675,038	$3,071,002,454

* Cost of investments in securities	$1,326,749,827	$2,986,342,234

Class ADV:
Net assets	$1,069	$1,067
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	85	83
Net asset value and redemption price per share	$12.53	$12.89
Class I:
Net assets	$4,926,485	$17,902,775
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	391,140	1,378,824
Net asset value and redemption price per share	$12.60	$12.98
Class S:
Net assets	$1,336,133,861	$3,036,786,904
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	106,411,748	234,620,705
Net asset value and redemption price per share	$12.56	$12.94
Class S2:
Net assets	$13,613,623	$16,311,708
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	1,087,049	1,263,299
Net asset value and redemption price per share	$12.52	$12.91

See Accompanying Notes to Financial Statements

16

STATEMENTS OF OPERATIONS

	ING LifeStyle Aggressive Growth Portfolio	ING LifeStyle Conservative Portfolio	ING LifeStyle Growth Portfolio
	Year Ended December 31, 2007	October 31, 2007(1) to December 31, 2007	Year Ended December 31, 2007
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$8,941,873	$34	$43,357,351

Total investment income	8,941,873	34	43,357,351

EXPENSES:
Investment management fees	1,841,075	1	4,761,009
Distribution and service fees:
Class ADV	11	2	11
Class S	3,248,914	1	8,401,209
Class S2	16,580	2	57,180
Transfer agent fees	3,263	240	4,440
Shareholder reporting expense	46,401	—	88,531
Registration fees	668	—	1,362
Professional fees	74,506	—	199,693
Custody and accounting expense	100,026	—	243,057
Trustee fees	33,122	—	86,009
Miscellaneous expense	20,285	—	43,202

Total expenses	5,384,851	246	13,885,703
Net waived and reimbursed fees	(281,589)	(240)	(677,732)

Net expenses	5,103,262	6	13,207,971

Net investment income	3,838,611	28	30,149,380

REALIZED AND UNREALIZED GAIN (LOSS) ON AFFILIATED UNDERLYING FUNDS:
Distributions of realized gains from affiliated underlying funds	44,613,591	1	98,265,607
Net realized gain (loss) on sale of affiliated underlying funds	84,589,601	(1)	151,373,246
Net change in unrealized appreciation or depreciation on affiliated underlying funds	(97,358,055)	(59)	(178,101,009)

Net realized and unrealized gain (loss) on affiliated underlying funds	31,845,137	(59)	71,537,844

Increase (decrease) in net assets resulting from operations	$35,683,748	$(31)	$101,687,224

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

17

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007

	ING LifeStyle Moderate Portfolio	ING LifeStyle Moderate Growth Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$28,346,447	$49,543,928

Total investment income	28,346,447	49,543,928

EXPENSES:
Investment management fees	1,620,126	3,678,152
Distribution and service fees:
Class ADV	10	11
Class S	2,857,510	6,506,682
Class S2	53,572	52,348
Transfer agent fees	2,871	4,517
Shareholder reporting expense	27,160	72,986
Registration fees	511	1,222
Professional fees	64,014	136,917
Custody and accounting expense	80,978	192,803
Trustee fees	31,482	66,950
Miscellaneous expense	15,086	36,753

Total expenses	4,753,320	10,749,341
Net waived and reimbursed fees	(232,818)	(522,620)

Net expenses	4,520,502	10,226,721

Net investment income	23,825,945	39,317,207

REALIZED AND UNREALIZED GAIN (LOSS) ON AFFILIATED UNDERLYING FUNDS:
Distributions of realized gains from affiliated underlying funds	17,978,712	53,287,767
Net realized gain on sale of affiliated underlying funds	40,771,127	106,164,894
Net change in unrealized appreciation or depreciation on affiliated underlying funds	(30,059,363)	(93,716,527)

Net realized and unrealized gain on affiliated underlying funds	28,690,476	65,736,134

Increase in net assets resulting from operations	$52,516,421	$105,053,341

See Accompanying Notes to Financial Statements

18

STATEMENTS OF CHANGES IN NET ASSETS

	ING LifeStyle Aggressive Growth Portfolio		ING LifeStyle Conservative Portfolio
	Year Ended December 31, 2007	Year Ended December 31, 2006	October 31, 2007(1) to December 31, 2007
FROM OPERATIONS:
Net investment income	$3,838,611	$1,641,563	$28
Net realized gain on affiliated underlying funds	129,203,192	53,247,850	—
Net change in unrealized appreciation or depreciation on affiliated underlying funds	(97,358,055)	102,489,699	(59)

Increase (decrease) in net assets resulting from operations	35,683,748	157,379,112	(31)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(3)	(1)	—
Class I	(79,569)	(2,873)	—
Class S	(7,502,047)	(1,354,714)	—
Class S2	(17,330)	(1,791)	—
Net realized gains:
Class ADV	(40)	(23)	—
Class I	(400,131)	(45,452)	—
Class S	(46,183,378)	(21,432,997)	—
Class S2	(106,935)	(28,335)	—

Total distributions	(54,289,433)	(22,866,186)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	244,086,076	369,528,179	4,040
Dividends reinvested	54,289,344	22,866,137	—

	298,375,420	392,394,316	4,040
Cost of shares redeemed	(66,347,106)	(38,470,780)	—

Net increase in net assets resulting from capital share transactions	232,028,314	353,923,536	4,040

Net increase in net assets	213,422,629	488,436,462	4,009

NET ASSETS:
Beginning of period	1,167,135,185	678,698,723	—

End of period	$1,380,557,814	$1,167,135,185	$4,009

Undistributed net investment income at end of period	$18,895,282	$7,593,341	$32

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

19

STATEMENTS OF CHANGES IN NET ASSETS

	ING LifeStyle Growth Portfolio		ING LifeStyle Moderate Portfolio
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
FROM OPERATIONS:
Net investment income	$30,149,380	$17,933,713	$23,825,945	$14,307,291
Net realized gain on affiliated underlying funds	249,638,853	94,216,751	58,749,839	22,866,369
Net change in unrealized appreciation or depreciation on affiliated underlying funds	(178,101,009)	192,356,736	(30,059,363)	44,875,310

Increase in net assets resulting from operations	101,687,224	304,507,200	52,516,421	82,048,970

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class ADV	(7)	(5)	(12)	(10)
Class I	(302,467)	(18,187)	(43,859)	(9,428)
Class S	(30,747,670)	(9,985,333)	(16,893,534)	(7,830,407)
Class S2	(115,294)	(8,429)	(165,864)	(42,035)
Net realized gains
Class ADV	(27)	(19)	(19)	(15)
Class I	(704,647)	(70,256)	(49,442)	(14,699)
Class S	(80,351,383)	(38,573,915)	(20,532,832)	(12,225,394)
Class S2	(290,332)	(32,560)	(199,894)	(65,597)

Total distributions	(112,511,827)	(48,688,704)	(37,885,456)	(20,187,585)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,159,950,316	1,116,018,868	431,468,561	358,787,369
Dividends reinvested	112,511,758	48,688,657	37,885,389	20,187,523

	1,272,462,074	1,164,707,525	469,353,950	378,974,892
Cost of shares redeemed	(54,034,940)	(12,089,887)	(70,306,580)	(26,972,961)

Net increase in net assets resulting from capital share transactions	1,218,427,134	1,152,617,638	399,047,370	352,001,931

Net increase in net assets	1,207,602,531	1,408,436,134	413,678,335	413,863,316

NET ASSETS:
Beginning of year	2,795,538,564	1,387,102,430	940,996,703	527,133,387

End of year	$4,003,141,095	$2,795,538,564	$1,354,675,038	$940,996,703

Undistributed net investment income at end of year	$63,000,680	$31,151,040	$30,259,353	$17,097,060

See Accompanying Notes to Financial Statements

20

STATEMENTS OF CHANGES IN NET ASSETS

	ING LifeStyle Moderate Growth Portfolio
	Year Ended December 31, 2007	Year Ended December 31, 2006
FROM OPERATIONS:
Net investment income	$39,317,207	$24,838,658
Net realized gain on affiliated underlying funds	159,452,661	64,812,872
Net change in unrealized appreciation or depreciation on affiliated underlying funds	(93,716,527)	132,789,861

Increase in net assets resulting from operations	105,053,341	222,441,391

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(10)	(9)
Class I	(163,001)	(12,774)
Class S	(31,652,732)	(14,646,076)
Class S2	(132,552)	(5,839)
Net realized gains:
Class ADV	(25)	(17)
Class I	(272,609)	(23,875)
Class S	(58,091,389)	(27,374,051)
Class S2	(231,233)	(10,914)

Total distributions	(90,543,551)	(42,073,555)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	810,925,372	740,967,220
Dividends reinvested	90,543,479	42,073,504

	901,468,851	783,040,724
Cost of shares redeemed	(45,338,741)	(20,521,628)

Net increase in net assets resulting from capital share transactions	856,130,110	762,519,096

Net increase in net assets	870,639,900	942,886,932

NET ASSETS:
Beginning of year	2,200,362,554	1,257,475,622

End of year	$3,071,002,454	$2,200,362,554

Undistributed net investment income at end of year	$58,679,240	$31,926,026

See Accompanying Notes to Financial Statements

21

ING LIFESTYLE AGGRESSIVE GROWTH PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV		Class I
	Year Ended December 31, 2007	April 28, 2006(1) to December 31, 2006	Year Ended December 31, 2007		April 28, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$14.06	13.43	14.11		13.43
Income (loss) from investment operations:
Net investment income (loss)	$0.01	(0.01)	0.08	*	0.03	*
Net realized and unrealized gain on investments	$0.38	0.96	0.44		0.97
Total from investment operations	$0.39	0.95	0.52		1.00
Less distributions from:
Net investment income	$0.04	0.02	0.10		0.02
Net realized gains on investments	$0.52	0.30	0.52		0.30
Total distributions	$0.56	0.32	0.62		0.32
Net asset value, end of period	$13.89	14.06	14.01		14.11
Total Return(2)%	2.59	7.33	3.52		7.71
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	1	15,344		6,928
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)(4)%	0.91	0.91	0.16		0.16
Net expenses after expense reimbursement(3)(4)(5)(6)%	0.74	0.74	0.14		0.14
Net investment income (loss)(3)(4)(5)(6)%	0.08	(0.15)	0.53		0.35
Portfolio turnover rate %	35	24	35		24

	Class S						Class S2
	Year Ended December 31,					May 3, 2004(1) to December 31, 2004	Year Ended December 31, 2007		May 4, 2006(1) to December 31, 2006
	2007	2006		2005
Per Share Operating Performance:
Net asset value, beginning of period	$14.08	12.22		11.37		10.06	14.07		13.52
Income from investment operations:
Net investment income	$0.03	0.02	*	0.04	*	0.02	0.00	*,**	0.00	*,**
Net realized and unrealized gain on investments	$0.46	2.16		0.84		1.29	0.47		0.87
Total from investment operations	$0.49	2.18		0.88		1.31	0.47		0.87
Less distributions from:
Net investment income	$0.09	0.02		0.01		—	0.09		0.02
Net realized gains on investments	$0.52	0.30		0.02		—	0.52		0.30
Total distributions	$0.61	0.32		0.03		—	0.61		0.32
Net asset value, end of period	$13.96	14.08		12.22		11.37	13.93		14.07
Total Return(2)%	3.25	18.13		7.77		13.02	3.11		6.70
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,360,885	1,157,676		678,699		213,366	4,327		2,530
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)(4)%	0.41	0.35		0.16		0.19	0.66		0.66
Net expenses after expense reimbursement(3)(4)(5)(6)%	0.39	0.32		0.14		0.14	0.54		0.54
Net investment income(3)(4)(5)(6)%	0.29	0.18		0.31		0.62	0.01		0.02
Portfolio turnover rate %	35	24		48		23	35		24

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)	Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(5)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(6)

The Distributor has contractually agreed to waive 0.15% and 0.10% of the average daily net assets attributable to Class ADV and S2 shares, respectively, of the Portfolio related to the distribution fees. The expense waivers will continue through at least May 1, 2008. There is no guarantee that these waivers will continue after this date.

*	Calculated using average number of shares outstanding throughout the period.
**	Amount is less than $0.005.

See Accompanying Notes to Financial Statements

22

ING LIFESTYLE CONSERVATIVE PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period.

	Class ADV	Class I	Class S	Class S2
	October 31, 2007(1) to December 31, 2007	October 31, 2007(1) to December 31, 2007	October 31, 2007(1) to December 31, 2007	October 31, 2007(1) to December 31, 2007
Per Share Operating Performance:
Net asset value, beginning of period	$10.00	10.00	10.00	10.00
Income (loss) from investment operations:
Net investment income	$0.06	0.08	0.07	0.08
Net realized and unrealized loss on investments	$(0.14)	(0.15)	(0.15)	(0.16)
Total from investment operations	$(0.08)	(0.07)	(0.08)	(0.08)
Net asset value, end of period	$9.92	9.93	9.92	9.92
Total Return(2)%	(0.80)	(0.70)	(0.80)	(0.80)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	1	1	1
Ratios to average net assets:
Gross expenses prior to expense waiver(3)(4)%	36.24	35.49	35.74	35.99
Net expenses after expense waiver(3)(4)(5)(6)%	0.74	0.14	0.39	0.54
Net investment income after expense waiver(3)(4)(5)(6)%	3.83	5.01	4.47	4.91
Portfolio turnover rate %	3	3	3	3
(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charge. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)	Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(5)

The Investment Adviser has agreed to limit expense, (excluding interest, taxes, brokerage and extraordinary expense) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(6)

The Distributor has contractually agreed to waive 0.15% and 0.10% of the average daily net assets attributable to Class ADV and S2 shares, respectively, of the Portfolio related to the distribution fees. The expense waivers will continue through at least May 1, 2008. There is no guarantee that these waivers will continue after this date.

See Accompanying Notes to Financial Statements

23

ING LIFESTYLE GROWTH PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV		Class I
	Year Ended December 31, 2007	April 28, 2006(1) to December 31, 2006	Year Ended December 31, 2007		April 28, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$13.43	12.92	13.48		12.92
Income from investment operations:
Net investment income	$0.07	0.06	0.16	*	0.11	*
Net realized and unrealized gain on investments	$0.39	0.75	0.42		0.75
Total from investment operations	$0.46	0.81	0.58		0.86
Less distributions from:
Net investment income	$0.08	0.06	0.15		0.06
Net realized gains on investments	$0.34	0.24	0.34		0.24
Total distributions	$0.42	0.30	0.49		0.30
Net asset value, end of period	$13.47	13.43	13.57		13.48
Total Return(2)%	3.33	6.54	4.15		6.94
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	1	38,624		16,877
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)(4)%	0.91	0.90	0.16		0.16
Net expenses after expense reimbursement(3)(4)(5)(6)%	0.74	0.74	0.14		0.14
Net investment income(3)(4)(5)(6)%	0.55	0.75	1.16		1.31
Portfolio turnover rate %	37	21	37		21

	Class S							Class S2
	Year Ended December 31,						May 3, 2004(1) to December 31, 2004	Year Ended December 31, 2007		May 3, 2006(1) to December 31, 2006
	2007		2006		2005
Per Share Operating Performance:
Net asset value, beginning of period	$13.45		11.94		11.25		10.07	13.44		12.93
Income from investment operations:
Net investment income	$0.12	*	0.10	*	0.12	*	0.08	0.10	*	0.09	*
Net realized and unrealized gain on investments	$0.42		1.71		0.64		1.10	0.41		0.72
Total from investment operations	$0.54		1.81		0.76		1.18	0.51		0.81
Less distributions from:
Net investment income	$0.13		0.06		0.04		—	0.13		0.06
Net realized gains on investments	$0.34		0.24		0.03		—	0.34		0.24
Total distributions	$0.47		0.30		0.07		—	0.47		0.30
Net asset value, end of period	$13.52		13.45		11.94		11.25	13.48		13.44
Total Return(2)%	3.89		15.45		6.81		11.72	3.70		6.54
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,952,227		2,770,370		1,387,102		472,708	12,288		8,290
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)(4)%	0.41		0.35		0.16		0.19	0.66		0.66
Net expenses after expense reimbursement(3)(4)(5)(6)%	0.39		0.32		0.14		0.14	0.54		0.54
Net investment income(3)(4)(5)(6)%	0.88		0.88		1.09		2.67	0.76		1.08
Portfolio turnover rate %	37		21		43		30	37		21

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)	Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(5)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(6)

The Distributor has contractually agreed to waive 0.15% and 0.10% of the average daily net assets attributable to Class ADV and S2 shares, respectively, of the Portfolio related to the distribution fees. The expense waivers will continue through at least May 1, 2008. There is no guarantee that these waivers will continue after this date.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

24

ING LIFESTYLE MODERATE PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV			Class I
	Year Ended December 31, 2007	April 28, 2006(1) to December 31, 2006		Year Ended December 31, 2007		April 28, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$12.33	11.93		12.38		11.93
Income from investment operations:
Net investment income	$0.22	0.17	*	0.31	*	0.23	*
Net realized and unrealized gain on investments	$0.36	0.53		0.34		0.52
Total from investment operations	$0.58	0.70		0.65		0.75
Less distributions from:
Net investment income	$0.15	0.12		0.20		0.12
Net realized gains on investments	$0.23	0.18		0.23		0.18
Total distributions	$0.38	0.30		0.43		0.30
Net asset value, end of period	$12.53	12.33		12.60		12.38
Total Return(2)%	4.65	5.93		5.26		6.36
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	1		4,926		1,460
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)(4)%	0.91	0.91		0.16		0.16
Net expenses after expense reimbursement(3)(4)(5)(6)%	0.74	0.74		0.14		0.14
Net investment income(3)(4)(5)(6)%	1.69	2.07		2.47		2.77
Portfolio turnover rate %	47	19		47		19

	Class S							Class S2
	Year Ended December 31,						May 3, 2004(1) to December 31, 2004	Year Ended December 31, 2007		May 9, 2006(1) to December 31, 2006
	2007		2006		2005
Per Share Operating Performance:
Net asset value, beginning of period	$12.36		11.37		10.93		10.04	12.35		12.05
Income from investment operations:
Net investment income	$0.26	*	0.22	*	0.24	*	0.17	0.25	*	0.19	*
Net realized and unrealized gain on investments	$0.36		1.07		0.34		0.72	0.34		0.41
Total from investment operations	$0.62		1.29		0.58		0.89	0.59		0.60
Less distributions from:
Net investment income	$0.19		0.12		0.09		—	0.19		0.12
Net realized gains on investments	$0.23		0.18		0.05		—	0.23		0.18
Total distributions	$0.42		0.30		0.14		—	0.42		0.30
Net asset value, end of period	$12.56		12.36		11.37		10.93	12.52		12.35
Total Return(2)%	4.99		11.42		5.36		8.86	4.76		5.05
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,336,134		931,819		527,133		210,753	13,614		7,717
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)(4)%	0.41		0.35		0.16		0.19	0.66		0.66
Net expenses after expense reimbursement(3)(4)(5)(6)%	0.39		0.32		0.14		0.14	0.54		0.54
Net investment income(3)(4)(5)(6)%	2.06		1.99		2.15		5.82	1.96		2.30
Portfolio turnover rate %	47		19		44		34	47		19

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)	Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(5)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(6)

The Distributor has contractually agreed to waive 0.15% and 0.10% of the average daily net assets attributable to Class ADV and S2 shares, respectively, of the Portfolio related to the distribution fees. The expense waivers will continue through at least May 1, 2008. There is no guarantee that these waivers will continue after this date.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

25

ING LIFESTYLE MODERATE GROWTH PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV		Class I
	Year Ended December 31, 2007	April 28, 2006(1) to December 31, 2006	Year Ended December 31, 2007		April 28, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$12.78	12.30	12.83		12.30
Income from investment operations:
Net investment income	$0.14	0.12	0.24	*	0.21	*
Net realized and unrealized gain on investments	$0.39	0.67	0.39		0.63
Total from investment operations	$0.53	0.79	0.63		0.84
Less distributions from:
Net investment income	$0.12	0.11	0.18		0.11
Net realized gains on investments	$0.30	0.20	0.30		0.20
Total distributions	$0.42	0.31	0.48		0.31
Net asset value, end of period	$12.89	12.78	12.98		12.83
Total Return(2)%	4.10	6.62	4.86		7.03
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	1	17,903		6,164
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)(4)%	0.91	0.91	0.16		0.16
Net expenses after expense reimbursement(3)(4)(5)(6)%	0.74	0.74	0.14		0.14
Net investment income(3)(4)(5)(6)%	1.11	1.49	1.86		2.68
Portfolio turnover rate %	37	20	37		20

	Class S							Class S2
	Year Ended December 31,						May 3, 2004(1) to December 31, 2004	Year Ended December 31, 2007		May 2, 2006(1) to December 31, 2006
	2007		2006		2005
Per Share Operating Performance:
Net asset value, beginning of period	$12.80		11.58		11.07		10.02	12.80		12.34
Income from investment operations:
Net investment income	$0.20	*	0.17	*	0.20	*	0.14	0.20	*	0.17	*
Net realized and unrealized gain on investments	$0.40		1.36		0.43		0.91	0.38		0.60
Total from investment operations	$0.60		1.53		0.63		1.05	0.58		0.77
Less distributions from:
Net investment income	$0.16		0.11		0.07		—	0.17		0.11
Net realized gains on investments	$0.30		0.20		0.05		—	0.30		0.20
Total distributions	$0.46		0.31		0.12		—	0.47		0.31
Net asset value, end of period	$12.94		12.80		11.58		11.07	12.91		12.80
Total Return(2)%	4.66		13.43		5.80		10.48	4.49		6.44
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,036,787		2,189,016		1,257,476		452,111	16,312		5,182
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)(4)%	0.41		0.35		0.16		0.19	0.66		0.66
Net expenses after expense reimbursement(3)(4)(5)(6)%	0.39		0.32		0.14		0.14	0.54		0.54
Net investment income(3)(4)(5)(6)%	1.50		1.47		1.76		4.63	1.50		2.09
Portfolio turnover rate %	37		20		41		35	37		20

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)	Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(5)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(6)

The Distributor has contractually agreed to waive 0.15% and 0.10% of the average daily net assets attributable to Class ADV and S2 shares, respectively, of the Portfolio related to the distribution fees. The expense waivers will continue through at least May 1, 2008. There is no guarantee that these waivers will continue after this date.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007

NOTE 1 — ORGANIZATION

Organization. ING Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. At December 31, 2007 the Trust had sixty operational portfolios. The five Portfolios included in this report are: ING LifeStyle Aggressive Growth Portfolio (“Aggressive Growth”), ING LifeStyle Conservative Portfolio (“Conservative”), ING LifeStyle Growth Portfolio (“Growth”), ING LifeStyle Moderate Portfolio (“Moderate”) and ING LifeStyle Moderate Growth Portfolio (“Moderate Growth”), (each, a “Portfolio” and collectively, the “Portfolios”). Each Portfolio is a diversified series of the Trust.

Each Portfolio offers the four following classes of shares: Class ADV, Class I, Class S and Class S2. The separate classes of shares differ principally in the distribution fees, shareholder servicing fees and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolios pro rata based on the average daily net assets of each class, without distinction between share classes. Common expenses of the Portfolios (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent trustees) are allocated to each Portfolio in proportion to its relative daily net assets. Expenses directly attributable to a particular Portfolio (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, and offering costs) are charged directly to that Portfolio. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees.

Shares of the Portfolios are currently being offered only to participating insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies issued by the participating insurance companies.

The Trust is intended to serve as an investment option for (i) variable life insurance policies and variable annuity contracts (“Variable Contracts”) offered by insurance companies, and (ii) certain qualified pension and retirement plans, as permitted under the federal tax rules. The Trust currently functions as an investment option for contracts and policies offered by ING USA Annuity and Life Insurance Company (“ING USA”), ReliaStar Life Insurance Company, an indirect, wholly- owned subsidiary of ING Groep N.V. (“ING Groep”), United Life Annuities, an indirect, wholly-owned subsidiary of ING USA and ReliaStar Life Insurance Company of New York, an indirect, wholly-owned subsidiary of ING USA. ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and institutional investors. The Trust is also an investment option for contracts offered by the Security Equity Life Insurance Company, which is not an affiliate of ING.

Each Portfolio seeks to achieve its investment objective by investing in other ING Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds.

The investment objective of Aggressive Growth is growth of capital. Aggressive Growth invests in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 100% in equity securities.

The investment objective of Conservative is growth of capital and current income. Conservative invests in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 30% in equity securities and 70% in fixed-income securities and cash.

The investment objective for Growth is growth of capital and some current income. Growth invests in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 80% in equity securities and 20% in fixed-income securities.

The investment objective of Moderate is growth of capital and current income. Moderate invests in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 50% in equity securities and 50% in fixed-income securities.

The investment objective of Moderate Growth is growth of capital and a low to moderate level of current income. Moderate Growth invests in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 60% in equity securities and 40% in fixed-income securities.

27

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING

POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. The valuation of each Portfolio’s investments in its Underlying Funds is based on the net asset value of the Underlying Funds each business day.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

C.	Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio distributes dividends and capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D.	Federal Income Taxes. It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required.

E.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.	Repurchase Agreements. Certain of the Underlying Funds may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. An Underlying Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Underlying Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Underlying Fund in the event the Underlying Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

G.	Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolios entered into an investment management agreement (“Investment Management Agreement”) with ING Investments, LLC (the “Investment Adviser” or “ING Investments”), an indirect, wholly-owned subsidiary of ING Groep. The Investment Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee
Aggressive Growth	0.14%
Conservative	0.14%
Growth	0.14%
Moderate	0.14%
Moderate Growth	0.14%

28

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

The Investment Adviser has engaged Ibbotson Associates (“Ibbotson”) and ING Investment Management Co. (“ING IM”) to each act as a consultant. Ibbotson, an asset allocation consulting firm, will perform asset allocation analyses and other related work. ING IM will perform tactical asset allocation analysis for the Investment Adviser. ING IM receives an annual fee of $200,000 for its services. The Investment Adviser retains sole authority over the allocation of each Portfolio’s assets and the selection of the particular Underlying Funds in which a Portfolio will invest. The Investment Adviser has accordingly established an Asset Allocation Committee to review Ibbotson and ING IM’s analyses and determine the asset allocation for each Portfolio.

ING Funds Services, LLC (the “Administrator”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for the Portfolios’ operations and is responsible for the supervision of other service providers.

NOTE 4 — INVESTMENTS IN AFFILIATED UNDERLYING FUNDS

For the year or period ended December 31, 2007, the cost of purchases and the proceeds from the sales of the Underlying Funds were as follows:

	Purchases	Sales
Aggressive Growth	$640,415,282	$456,167,464
Conservative	4,191	120
Growth	2,393,464,554	1,249,403,883
Moderate	936,286,286	548,194,997
Moderate Growth	1,774,167,064	964,120,924

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Trust has entered into a Shareholder Services Agreement (the “Agreement”) for the Class S and Class S2 shares of each Portfolio of the Trust. The Agreement compensates ING Funds Distributor, LLC (the “Distributor” or “IFD”) for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S and Class S2 shares. Under the Agreement, each Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S and Class S2. Each Portfolio has entered into a Rule 12b-1 Distribution Plan (the “Class S2 Plan”) with IFD on behalf of the

Class S2 shares of the Portfolio. The Class S2 Plan provides that the Class S2 shares shall pay a 12b-1 distribution fee, for distribution services including payments to IFD at an annual rate of 0.25% of the average daily net assets. IFD has contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to Class S2 shares of the Portfolios. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

Class ADV has a Rule 12b-1 Service and Distribution Plan. Class ADV shares pay IFD a service fee of 0.25% and a distribution fee of 0.50% of each Portfolio’s average daily net assets attributable to Class ADV shares. IFD has contractually agreed to waive a portion of its fee equal to 0.15% of each Portfolio’s average daily net assets attributable to the distribution fee paid by Class ADV shares of the Portfolios. The expense waiver will continue through at least May 1, 2008. There is no guarantee that this waiver will continue after this date.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2007, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities:

Portfolio	Accrued Investment Management Fees	Accrued Sharholder Service and Distribution Fees	Total

Aggressive Growth	$166,356	$291,976	$458,332
Conservative	1	1	2
Growth	471,400	832,940	1,304,340
Moderate	160,348	284,965	445,313
Moderate Growth	364,740	643,409	1,008,149

At December 31, 2007, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

ING Life Insurance and Annuity Company —Conservative (99.01%);

ING USA Annuity and Life Insurance Company —Aggressive Growth (96.70%); Growth (97.33%); Moderate (96.55%); Moderate Growth (96.96%).

The Trust has adopted a Retirement Policy (“Policy”) covering all independent trustees of the Portfolio who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this Policy are based on an annual rate as defined in the Policy.

29

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 7 — EXPENSE LIMITATIONS

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

Portfolio(1)	Class ADV	Class I	Class S(2)	Class S2
Conservative	0.74%	0.14%	0.39%	0.54%
Aggressive Growth	0.74%	0.14%	0.39%	0.54%
Growth	0.74%	0.14%	0.39%	0.54%
Moderate	0.74%	0.14%	0.39%	0.54%
Moderate Growth	0.74%	0.14%	0.39%	0.54%

(1)	The operating expense limits apply only at the Portfolio level and do not limit fees payable by the underlying investment companies in which the Portfolios invest.
(2)	On April 28, 2006, Class S1 shares of the Portfolios were redesignated as Class S shares. In connection with the class redesignation, the expense limit changed from 0.14% to 0.39%.

The Investment Adviser may at a later date recoup from a Portfolio for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, that Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio. Outstanding reimbursement balances due to the Portfolios, if any, under their respective expense limitation agreements are reflected in Reimbursement Due from Investment Adviser on the accompanying Statements of Assets and Liabilities.

As of December 31, 2007, the cumulative amounts of reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,
	2008	2009	2010	Total
Aggressive Growth	$87,657	$226,497	$278,271	$592,425
Conservative	$—	—	240	$240
Growth	$193,068	433,690	666,294	$1,293,052
Moderate	$77,292	173,836	222,102	$473,230
Moderate Growth	$166,132	380,106	512,148	$1,058,386

The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written termination of the expense limitation agreement within 90 days of the end of the then current term.

NOTE 8 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class ADV		Class I
	Year Ended December 31, 2007	April 28, 2006(1) to December 31, 2006	Year Ended December 31, 2007	April 28, 2006(1) to December 31, 2006
Aggressive Growth (Number of Shares)
Shares sold	—	76	1,009,322	493,256
Dividends reinvested	—	—	32,497	3,812
Shares redeemed	—	—	(437,358)	(5,981)

Net increase in shares outstanding	—	76	604,461	491,087

Aggressive Growth ($)
Shares sold	$—	$1,018	$14,741,504	$6,383,696
Dividends reinvested	—	—	479,653	48,301
Shares redeemed	—	—	(6,248,967)	(78,823)

Net increase	$—	$1,018	$8,972,190	$6,353,174

(1)	Commencement of operations.

30

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 8 — CAPITAL SHARES (continued)

	Class S		Class S2
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	May 4, 2006(1) to December 31, 2006
Aggressive Growth (Number of Shares)
Shares sold	15,697,802	27,712,901	195,308	227,701
Dividends reinvested	3,644,632	1,799,977	8,453	2,380
Shares redeemed	(4,079,770)	(2,860,562)	(72,859)	(50,241)

Net increase in shares outstanding	15,262,664	26,652,316	130,902	179,840

Aggressive Growth ($)
Shares sold	$226,555,253	$360,169,842	$2,789,319	$2,973,623
Dividends reinvested	53,685,426	22,787,711	124,265	30,125
Shares redeemed	(59,048,925)	(37,749,747)	(1,049,214)	(642,210)

Net increase	$221,191,754	$345,207,806	$1,864,370	$2,361,538

	Class ADV	Class I	Class S	Class S2
	October 31, 2007(1) to December 31, 2007	October 31, 2007(1) to December 31, 2007	October 31, 2007(1) to December 31, 2007	October 31, 2007(1) to December 31, 2007
Conservative (Number of Shares)
Shares sold	101	101	101	101

Net increase in shares outstanding	101	101	101	101

Conservative ($)
Shares sold	$1,010	$1,010	$1,010	$1,010

Net increase	$1,010	$1,010	$1,010	$1,010

	Class ADV		Class I
	Year Ended December 31, 2007	April 28, 2006(1) to December 31, 2006	Year Ended December 31, 2007	April 28, 2006(1) to December 31, 2006
Growth (Number of Shares)
Shares sold	—	79	1,707,581	1,299,354
Dividends reinvested	—	—	71,831	7,218
Shares redeemed	—	—	(184,921)	(54,485)

Net increase in shares outstanding	—	79	1,594,491	1,252,087

Growth ($)
Shares sold	$—	$1,017	$23,694,506	$16,298,893
Dividends reinvested	—	—	1,007,078	88,419
Shares redeemed	—	—	(2,603,516)	(686,568)

Net increase	$—	$1,017	$22,098,068	$15,700,744

	Class S		Class S2
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	May 3, 2006(1) to December 31, 2006
Growth (Number of Shares)
Shares sold	82,054,427	86,643,292	367,228	646,102
Dividends reinvested	7,941,319	3,964,020	29,056	3,349
Shares redeemed	(3,665,450)	(881,760)	(101,746)	(32,485)

Net increase in shares outstanding	86,330,296	89,725,552	294,538	616,966

Growth ($)
Shares sold	$1,131,195,979	$1,091,539,022	$5,059,831	$8,179,936
Dividends reinvested	111,099,053	48,559,249	405,627	40,989
Shares redeemed	(50,034,060)	(10,995,224)	(1,397,364)	(408,095)

Net increase	$1,192,260,972	$1,129,103,047	$4,068,094	$7,812,830

(1)	Commencement of operations.

31

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 8 — CAPITAL SHARES (continued)

	Class ADV		Class I
	Year Ended December 31, 2007	April 28, 2006(1) to December 31, 2006	Year Ended December 31, 2007	April 28, 2006(1) to December 31, 2006
Moderate (Number of Shares)
Shares sold	—	85	349,803	147,279
Dividends reinvested	—	—	7,408	1,979
Shares redeemed	—	—	(84,002)	(31,327)

Net increase in shares outstanding	—	85	273,209	117,931

Moderate ($)
Shares sold	$—	$1,017	$4,411,836	$1,748,665
Dividends reinvested	—	—	93,264	24,103
Shares redeemed	—	—	(1,053,671)	(387,522)

Net increase	$—	$1,017	$3,451,429	$1,385,246

	Class S		Class S2
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	May 9, 2006(1) to December 31, 2006
Moderate (Number of Shares)
Shares sold	33,328,565	29,621,769	630,311	627,075
Dividends reinvested	2,979,806	1,669,481	29,167	8,779
Shares redeemed	(5,302,219)	(2,236,262)	(197,489)	(10,794)

Net increase in shares outstanding	31,006,152	29,054,988	461,989	625,060

Moderate ($)
Shares sold	$419,093,940	$349,733,217	$7,962,785	$7,304,470
Dividends reinvested	37,426,366	20,055,801	365,759	107,619
Shares redeemed	(66,749,283)	(26,453,703)	(2,503,626)	(131,736)

Net increase	$389,771,023	$343,335,315	$5,824,918	$7,280,353

	Class ADV		Class I
	Year Ended December 31, 2007	April 28, 2006(1) to December 31, 2006	Year Ended December 31, 2007	April 28, 2006(1) to December 31, 2006
Moderate Growth (Number of Shares)
Shares sold	—	83	939,483	507,704
Dividends reinvested	—	—	33,148	3,120
Shares redeemed	—	—	(74,314)	(30,317)

Net increase in shares outstanding	—	83	898,317	480,507

Moderate Growth ($)
Shares sold	$—	$1,017	$12,238,174	$6,223,131
Dividends reinvested	—	—	435,571	36,624
Shares redeemed	—	—	(979,527)	(373,449)

Net increase	$—	$1,017	$11,694,218	$5,886,306

	Class S		Class S2
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	May 2, 2006(1) to December 31, 2006
Moderate Growth (Number of Shares)
Shares sold	60,173,846	60,473,466	912,459	404,718
Dividends reinvested	6,845,471	3,582,278	27,791	1,427
Shares redeemed	(3,351,920)	(1,670,095)	(81,747)	(1,349)

Net increase in shares outstanding	63,667,397	62,385,649	858,503	404,796

Moderate Growth ($)
Shares sold	$786,748,371	$729,828,455	$11,938,827	$4,914,617
Dividends reinvested	89,744,122	42,020,126	363,786	16,754
Shares redeemed	(43,286,708)	(20,131,641)	(1,072,506)	(16,538)

Net increase	$833,205,785	$751,716,940	$11,230,107	$4,914,833

(1)	Commencement of operations.

32

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 9 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of December 31, 2007:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains / (Losses)
Aggressive Growth	$—	$15,062,279	$(15,062,279)
Conservative	(3)	4	(1)
Growth	—	32,865,698	(32,865,698)
Moderate	—	6,439,617	(6,439,617)
Moderate Growth	—	19,384,302	(19,384,302)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2007		Year Ended December 31, 2006
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Aggressive Growth	$20,666,944	$33,622,489	$15,139,190	$7,726,996
Growth	51,693,889	60,817,938	30,785,163	17,903,541
Moderate	23,824,510	14,060,946	16,171,839	4,015,746
Moderate Growth	47,491,581	43,051,970	32,237,644	9,835,911

The tax-basis components of distributable earnings as of December 31, 2007 were:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)
Aggressive Growth	$19,267,091	$113,958,061	$51,624,507
Conservative	33	—	(61)
Growth	77,920,840	202,993,992	86,026,814
Moderate	32,142,998	52,271,924	25,488,509
Moderate Growth	69,737,543	131,796,444	81,454,382

The Portfolios’ major tax jurisdictions are federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2003.

NOTE 10 — CONCENTRATION OF INVESTMENT RISKS

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Portfolios or an Underlying Fund may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolios or an Underlying Fund. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of a Portfolio or an Underlying investments.

Emerging Markets Investments. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

NOTE 11 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 was effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. However, acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the SEC indicated that they would not object if a fund implemented FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Portfolios has analyzed the tax positions of the Portfolios. Upon adoption of FIN 48, we identified no uncertain tax positions that have not met the more likely-than-not standard.

33

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 11 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of December 31, 2007, management of the Portfolios is currently assessing the impact in addition to expanded financial statement disclosures, if any, that will result from adopting SFAS No. 157.

NOTE 12 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

As discussed in earlier supplements that were previously filed with the SEC, ING Investments, the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the ‘‘Boards’’) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, ‘‘ING’’), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

34

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 12 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

•

ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

Other Regulatory Matters

The New York Attorney General and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of ING Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation concerning their administration of the New Hampshire state employees deferred compensation plan.

Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

35

ING LIFESTYLE AGGRESSIVE GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007

Shares			Value
AFFILIATED INVESTMENT COMPANIES: 100.0%
427,636	ING Columbia Small Cap Value II Portfolio — Class I		$4,481,625
9,067,469	ING Disciplined International Small Cap Fund — Class I		94,936,406
4,098,000	ING Disciplined Small Cap Value Portfolio — Class I		38,316,300
2,703,275	ING FMRSM Diversified Mid Cap Portfolio — Class I		41,441,208
1,721,921	ING Global Real Estate Portfolio — Class I		20,800,801
1,114,369	ING JPMorgan Emerging Markets Equity Portfolio — Class I		29,909,660
2,001,252	ING JPMorgan International Portfolio — Class I		35,061,932
167,525	ING JPMorgan Small Cap Equity Portfolio — Class I		2,238,130
3,511,110	ING JPMorgan Value Opportunities Portfolio — Class I		41,290,655
10,382,603	ING Julius Baer Foreign Portfolio — Class I		191,870,504
2,412,982	ING Legg Mason Partners Aggressive Growth Portfolio — Class I		116,571,169
7,374,733	ING Legg Mason Value Portfolio — Class I		77,729,683
355,555	ING Marsico Growth Portfolio — Class I		6,805,314
269,160	ING Marsico International Opportunities Portfolio — Class I		4,605,331
2,444,810	ING Neuberger Berman Partners Portfolio — Class I		27,626,352
3,343,642	ING Pioneer Mid Cap Value Portfolio — Class I		41,360,856
893,340	ING T. Rowe Price Growth Equity Portfolio — Class I		55,288,813
676,356	ING Templeton Foreign Equity Portfolio — Class I		9,239,028
134,425	ING Thornburg Value Portfolio — Class I		4,570,447
6,572,368	ING Van Kampen Comstock Portfolio — Class I		82,483,223
1,665,230	ING Van Kampen Real Estate Portfolio — Class I		47,542,311
5,765,400	ING VP Index Plus International Equity Portfolio — Class I		81,695,722
8,283,271	ING VP Index Plus LargeCap Portfolio — Class I		150,175,696
2,863,210	ING VP Index Plus MidCap Portfolio — Class I		52,482,632
2,528,656	ING VP Index Plus SmallCap Portfolio — Class I		38,410,292
221,597	ING VP MidCap Opportunities Portfolio — Class I		2,273,581
2,780,616	ING VP Small Company Portfolio — Class I		54,388,849
2,490,429	ING Wells Fargo Small Cap Disciplined Portfolio — Class I		27,419,627

	Total Investments in Securities (Cost $1,329,174,645)*	100.0%	$1,381,016,147
	Other Assets and Liabilities - Net	(0.0)	(458,333)

	Net Assets	100.0%	$1,380,557,814

*	Cost for federal income tax purposes is $1,329,391,640.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$85,927,732
Gross Unrealized Depreciation	(34,303,225)

Net Unrealized Appreciation	$51,624,507

See Accompanying Notes to Financial Statements

36

ING LIFESTYLE CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007

Shares			Value
AFFILIATED INVESTMENT COMPANIES: 100.0%
27	ING BlackRock Inflation Protected Bond Portfolio — Class I		$283
8	ING Disciplined International Small Cap Fund — Class I		80
24	ING Emerging Markets Fixed Income Fund — Class I		240
3	ING FMRSM Diversified Mid Cap Portfolio — Class I		39
7	ING JPMorgan Value Opportunities Portfolio — Class I		79
10	ING Julius Baer Foreign Portfolio — Class I		194
1	ING Legg Mason Partners Aggressive Growth Portfolio — Class I		72
7	ING Legg Mason Value Portfolio — Class I		72
36	ING Limited Maturity Bond Portfolio — Class I		395
120	ING Liquid Assets Portfolio — Class I		121
0	ING Marsico Growth Portfolio — Class I		6
0	ING Marsico International Opportunities Portfolio — Class I		7
7	ING Neuberger Berman Partners Portfolio — Class I		79
14	ING Oppenheimer Strategic Income Portfolio — Class I		161
71	ING PIMCO Core Bond Portfolio — Class I		818
4	ING PIMCO High Yield Portfolio — Class I		40
4	ING Pioneer High Yield Portfolio — Class I		40
3	ING Pioneer Mid Cap Value Portfolio — Class I		39
1	ING T. Rowe Price Growth Equity Portfolio — Class I		79
0	ING Templeton Foreign Equity Portfolio — Class I		7
0	ING Thornburg Value Portfolio — Class I		7
6	ING Van Kampen Comstock Portfolio — Class I		78
5	ING VP Index Plus International Equity Portfolio — Class I		73
13	ING VP Index Plus LargeCap Portfolio — Class I		236
4	ING VP Index Plus MidCap Portfolio — Class I		72
52	ING VP Intermediate Bond Portfolio — Class I		687
1	ING VP MidCap Opportunities Portfolio — Class I		6

	Total Investments in Securities (Cost $4,069)*	100.0%	$4,010
	Other Assets and Liabilities - Net	—	(1)

	Net Assets	100.0%	$4,009

*	Cost for federal income tax purposes is $4,071.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$29
Gross Unrealized Depreciation	(90)

Net Unrealized Depreciation	$(61)

See Accompanying Notes to Financial Statements

37

ING LIFESTYLE GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007

Shares			Value
AFFILIATED INVESTMENT COMPANIES: 100.0%
3,973,498	ING BlackRock Inflation Protected Bond Portfolio — Class I		$40,927,033
1,235,125	ING Columbia Small Cap Value II Portfolio — Class I		12,944,109
19,070,205	ING Disciplined International Small Cap Fund — Class I		199,665,043
11,836,253	ING Disciplined Small Cap Value Portfolio — Class I		110,668,961
11,967,877	ING Emerging Markets Fixed Income Fund		121,593,629
7,807,324	ING FMRSM Diversified Mid Cap Portfolio — Class I		119,686,284
3,315,438	ING Global Real Estate Portfolio — Class I		40,050,494
2,973,113	ING JPMorgan Emerging Markets Equity Portfolio — Class I		79,798,358
1,926,525	ING JPMorgan International Portfolio — Class I		33,752,709
483,857	ING JPMorgan Small Cap Equity Portfolio — Class I		6,464,330
6,760,362	ING JPMorgan Value Opportunities Portfolio — Class I		79,501,862
23,766,071	ING Julius Baer Foreign Portfolio — Class I		439,196,994
5,465,424	ING Legg Mason Partners Aggressive Growth Portfolio — Class I		264,034,625
18,162,705	ING Legg Mason Value Portfolio — Class I		191,434,911
11,002,909	ING Limited Maturity Bond Portfolio — Class I		122,022,261
684,593	ING Marsico Growth Portfolio — Class I		13,103,107
388,668	ING Marsico International Opportunities Portfolio — Class I		6,650,104
7,060,851	ING Neuberger Berman Partners Portfolio — Class I		79,787,619
600,263	ING Oppenheimer Strategic Income Portfolio — Class I		6,722,946
25,104,130	ING PIMCO Core Bond Portfolio — Class I		287,442,288
3,953,934	ING Pioneer High Yield Portfolio — Class I		40,527,825
9,656,822	ING Pioneer Mid Cap Value Portfolio — Class I		119,454,886
1,935,035	ING T. Rowe Price Growth Equity Portfolio — Class I		119,759,297
976,652	ING Templeton Foreign Equity Portfolio — Class I		13,341,072
388,230	ING Thornburg Value Portfolio — Class I		13,199,835
12,654,596	ING Van Kampen Comstock Portfolio — Class I		158,815,179
4,122,599	ING Van Kampen Real Estate Portfolio — Class I		117,700,195
13,796,845	ING VP Index Plus International Equity Portfolio — Class I		195,501,287
19,359,809	ING VP Index Plus LargeCap Portfolio — Class I		350,993,344
7,913,635	ING VP Index Plus MidCap Portfolio — Class I		145,056,921
7,303,439	ING VP Index Plus SmallCap Portfolio — Class I		110,939,238
11,858,691	ING VP Intermediate Bond Portfolio — Class I		156,890,482
639,997	ING VP MidCap Opportunities Portfolio — Class I		6,566,369
6,188,953	ING VP Small Company Portfolio — Class I		121,055,927
7,192,863	ING Wells Fargo Small Cap Disciplined Portfolio — Class I		79,193,423

	Total Investments in Securities ( Cost $ 3,915,694,601)*	100.0%	$4,004,442,947
	Other Assets and Liabilities - Net	(0.0)	(1,301,852)

	Net Assets	100.0%	$4,003,141,095

*	Cost for federal income tax purposes is $3,918,416,133.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$177,930,759
Gross Unrealized Depreciation	(91,903,945)

Net Unrealized Appreciation	$86,026,814

See Accompanying Notes to Financial Statements

38

ING LIFESTYLE MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007

Shares			Value
AFFILIATED INVESTMENT COMPANIES: 100.0%
6,667,782	ING BlackRock Inflation Protected Bond Portfolio — Class I		$68,678,157
207,268	ING Columbia Small Cap Value II Portfolio — Class I		2,172,169
3,904,550	ING Disciplined International Small Cap Fund — Class I		40,880,634
1,401,243	ING Disciplined Small Cap Value Portfolio — Class I		13,101,619
6,694,328	ING Emerging Markets Fixed Income Fund		68,014,374
1,746,848	ING FMRSM Diversified Mid Cap Portfolio — Class I		26,779,176
1,293,137	ING JPMorgan International Portfolio — Class I		22,655,760
2,268,907	ING JPMorgan Value Opportunities Portfolio — Class I		26,682,341
5,031,605	ING Julius Baer Foreign Portfolio — Class I		92,984,068
779,646	ING Legg Mason Partners Aggressive Growth Portfolio — Class I		37,664,696
3,574,253	ING Legg Mason Value Portfolio — Class I		37,672,623
9,847,285	ING Limited Maturity Bond Portfolio — Class I		109,206,394
27,289,857	ING Liquid Assets Portfolio — Class I		27,289,858
114,881	ING Marsico Growth Portfolio — Class I		2,198,824
130,443	ING Marsico International Opportunities Portfolio — Class I		2,231,872
2,369,743	ING Neuberger Berman Partners Portfolio — Class I		26,778,101
201,456	ING Oppenheimer Strategic Income Portfolio — Class I		2,256,312
18,054,099	ING PIMCO Core Bond Portfolio — Class I		206,719,433
1,390,482	ING PIMCO High Yield Portfolio — Class I		13,737,958
2,654,095	ING Pioneer High Yield Portfolio — Class I		27,204,471
1,080,336	ING Pioneer Mid Cap Value Portfolio — Class I		13,363,751
432,954	ING T. Rowe Price Growth Equity Portfolio — Class I		26,795,511
491,668	ING Templeton Foreign Equity Portfolio — Class I		6,716,184
130,297	ING Thornburg Value Portfolio — Class I		4,430,095
3,185,345	ING Van Kampen Comstock Portfolio — Class I		39,976,081
922,436	ING Van Kampen Real Estate Portfolio — Class I		26,335,545
2,715,042	ING VP Index Plus International Equity Portfolio — Class I		38,472,140
6,497,507	ING VP Index Plus LargeCap Portfolio — Class I		117,799,806
1,327,986	ING VP Index Plus MidCap Portfolio — Class I		24,341,984
1,586,577	ING VP Index Plus SmallCap Portfolio — Class I		24,100,106
12,282,262	ING VP Intermediate Bond Portfolio — Class I		162,494,323
214,795	ING VP MidCap Opportunities Portfolio — Class I		2,203,793
673,852	ING VP Small Company Portfolio — Class I		13,180,549

	Total Investments in Securities (Cost $ 1,326,749,827)*	100.0%	$1,355,118,708
	Other Assets and Liabilities - Net	(0.0)	(443,670)

	Net Assets	100.0%	$1,354,675,038

*	Cost for federal income tax purposes is $1,329,630,199.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$43,810,708
Gross Unrealized Depreciation	(18,322,199)

Net Unrealized Appreciation	$25,488,509

See Accompanying Notes to Financial Statements

39

ING LIFESTYLE MODERATE GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2007

Shares			Value
AFFILIATED INVESTMENT COMPANIES: 100.0%
6,065,044	ING BlackRock Inflation Protected Bond Portfolio — Class I		$62,469,952
471,304	ING Columbia Small Cap Value II Portfolio — Class I		4,939,267
11,838,597	ING Disciplined International Small Cap Fund — Class I		123,950,108
3,186,252	ING Disciplined Small Cap Value Portfolio — Class I		29,791,459
12,178,251	ING Emerging Markets Fixed Income Fund		123,731,030
3,972,242	ING FMRSM Diversified Mid Cap Portfolio — Class I		60,894,474
2,530,261	ING Global Real Estate Portfolio — Class I		30,565,547
1,134,506	ING JPMorgan Emerging Markets Equity Portfolio — Class I		30,450,134
1,470,290	ING JPMorgan International Portfolio — Class I		25,759,475
5,159,340	ING JPMorgan Value Opportunities Portfolio — Class I		60,673,842
16,463,872	ING Julius Baer Foreign Portfolio — Class I		304,252,357
3,545,722	ING Legg Mason Partners Aggressive Growth Portfolio — Class I		171,293,844
10,994,436	ING Legg Mason Value Portfolio — Class I		115,881,352
10,965,421	ING Limited Maturity Bond Portfolio — Class I		121,606,518
522,464	ING Marsico Growth Portfolio — Class I		9,999,959
296,624	ING Marsico International Opportunities Portfolio — Class I		5,075,234
5,388,674	ING Neuberger Berman Partners Portfolio — Class I		60,892,012
458,112	ING Oppenheimer Strategic Income Portfolio — Class I		5,130,857
38,318,365	ING PIMCO Core Bond Portfolio — Class I		438,745,277
3,161,921	ING PIMCO High Yield Portfolio — Class I		31,239,781
3,017,657	ING Pioneer High Yield Portfolio — Class I		30,930,989
4,913,235	ING Pioneer Mid Cap Value Portfolio — Class I		60,776,716
1,476,773	ING T. Rowe Price Growth Equity Portfolio — Class I		91,397,501
745,364	ING Templeton Foreign Equity Portfolio — Class I		10,181,674
296,289	ING Thornburg Value Portfolio — Class I		10,073,816
9,657,669	ING Van Kampen Comstock Portfolio — Class I		121,203,749
2,097,490	ING Van Kampen Real Estate Portfolio — Class I		59,883,328
6,173,971	ING VP Index Plus International Equity Portfolio — Class I		87,485,176
14,774,923	ING VP Index Plus LargeCap Portfolio — Class I		267,869,349
3,019,736	ING VP Index Plus MidCap Portfolio — Class I		55,351,759
5,573,747	ING VP Index Plus SmallCap Portfolio — Class I		84,665,213
23,404,783	ING VP Intermediate Bond Portfolio — Class I		309,645,276
488,430	ING VP MidCap Opportunities Portfolio — Class I		5,011,291
1,532,269	ING VP Small Company Portfolio — Class I		29,971,186
2,744,693	ING Wells Fargo Small Cap Disciplined Portfolio — Class I		30,219,074

	Total Investments in Securities ( Cost $ 2,986,342,234 )*	100.0%	$3,072,008,576
	Other Assets and Liabilities - Net	(0.0)	(1,006,122)

	Net Assets	100.0%	$3,071,002,454

*	Cost for federal income tax purposes is $2,990,554,194.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$134,588,642
Gross Unrealized Depreciation	(53,134,260)

Net Unrealized Appreciation	$81,454,382

See Accompanying Notes to Financial Statements

40

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of ING Investors Trust was held October 25, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1	To approve the election of eleven nominees to the Board of Trustees of the Portfolios.

Results:

	Proposal*	Shares voted for	Shares voted against or withheld	Total Shares Voted

Colleen D. Baldwin	1	3,787,478,530	84,389,869	3,871,868,399

John V. Boyer	1	3,778,369,963	93,498,436	3,871,868,399

Patricia W. Chadwick	1	3,786,456,414	85,411,985	3,871,868,399

Robert W. Crispin	1	3,787,220,601	84,647,798	3,871,868,399

Peter S. Drotch	1	3,785,189,094	86,679,305	3,871,868,399

J. Michael Earley	1	3,779,873,612	91,994,787	3,871,868,399

Patrick W. Kenny	1	3,787,313,841	84,554,558	3,871,868,399

Shaun P. Mathews	1	3,786,797,907	85,070,492	3,871,868,399

Sheryl K. Pressler	1	3,774,846,874	97,021,525	3,871,868,399

David W.C. Putnam	1	3,782,608,307	89,260,092	3,871,868,399

Roger B. Vincent	1	3,783,140,542	88,727,857	3,871,868,399

*	Proposal 1 passed at this meeting.

41

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2007 were as follows:

Fund Name	Type	Per Share Amount
ING LifeStyle Aggressive Growth Portfolio
Class ADV	NII	$0.0399
Class I	NII	$0.1043
Class S	NII	$0.0852
Class S2	NII	$0.0850
All Classes	STCG	$0.1468
All Classes	LTCG	$0.3777
ING LifeStyle Growth Portfolio
Class ADV	NII	$0.0837
Class I	NII	$0.1456
Class S	NII	$0.1298
Class S2	NII	$0.1347
All Classes	STCG	$0.0856
All Classes	LTCG	$0.2536
ING LifeStyle Moderate Portfolio
Class ADV	NII	$0.1455
Class I	NII	$0.2027
Class S	NII	$0.1880
Class S2	NII	$0.1896
All Classes	STCG	$0.0739
All Classes	LTCG	$0.1546
ING LifeStyle Moderate Growth Portfolio
Class ADV	NII	$0.1202
Class I	NII	$0.1792
Class S	NII	$0.1633
Class S2	NII	$0.1718
All Classes	STCG	$0.0795
All Classes	LTCG	$0.2202

NII – Net investment income

STCG – Short-term capital gain

LTCG – Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2007, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING LifeStyle Aggressive Growth Portfolio	13.10%
ING LifeStyle Growth Portfolio	10.22%
ING LifeStyle Moderate Portfolio	6.94%
ING LifeStyle Moderate Growth Portfolio	8.54%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

42

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at (800)992-0180.

Name, Address and Age	Position(s) held With Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Independent Trustees:

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Trustee	November 2007 - Present	Consultant (January 2005 - Present). Formerly, Chief Operating Officer, Ivy Asset Management Group (April 2002 - October 2004). Chief Operating Officer, AIG Global Investment Group. (May 1995 - January 2002).	179	None

John V. Boyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Trustee	January 2005 - Present	Consultant (July 2007 - Present). Formerly, President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 - July 2007), and Executive Director, The Mark Twain House & Museum(2) (September 1989 - November 2005).	179	None

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	Trustee	January 2006 - Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 - Present).	179	Wisconsin Energy (June 2006 - Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	November 2007 - Present	Retired partner. PricewaterhouseCoopers.	179	First Marblehead Corporation, (October 2003 - Present); BlackRock Funds/State Street Research Funds, Trustee (February 2004 - January 2007); Tufts Health Plan, Director (June 2006 - Present); and University of Connecticut, Trustee (November 2004 - Present)

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Trustee	January 1997 - Present	President, Chief Executive Officer and Director, Bankers Trust Company, N.A., Des Moines (June 1992 - Present).	179	Midamerica Financial Corporation (December 2002 - Present).

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 65	Trustee	January 2005 - Present	President and Chief Executive Officer, International Insurance Society (June 2001 - Present).	179	Assured Guaranty Ltd. (April 2004 - Present); and Odyssey Reinsurance Holdings (November 2006 - Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 57	Trustee	January 2006- Present	Consultant (May 2001 - Present).	179	Stillwater Mining Company (May 2002 - Present); California HealthCare Foundation (June 1999 - Present); and Romanian-American Enterprise Fund (February 2004 - Present).

David W. C. Putnam 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 68	Trustee	February 2002 - Present	Chair, Board of Directors and President, F. L. Putnam Securities Company, Inc. (June 1978 - Present).	179	Principled Equity Market Trust (December 1996 - Present); and Asian American Bank and Trust Company (June 1993 - Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Chairman/ Trustee	January 1994 - Present	President, Springwell Corporation (March 1989 - Present).	179	UGI Corporation (February 2006 - Present); and UGI Utilities, Inc. (February 2006 - Present).

43

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held With Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Trustees who are “Interested Persons:”

Robert W. Crispin(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	November 2007 - Present	Retired Chairman and Chief Investment Officer, ING Investment Management Co. 12/31/2007	179	ING Life Insurance and Annuity Company (May 2006 - Present); ING USA Annuity and Life Insurance Company (May 2006 - Present); Midwestern United Life Insurance Company (May 2006 - Present); ReliaStar Life Insurance Company (May 2006 - Present); Security Life of Denver Insurance Company (May 2006 - Present); Belair Insurance Company Inc. (August 2005 - Present); The Nordic Insurance Company of Canada (February 2005 - Present); Trafalgar Insurance Company of Canada (February 2005 - Present); ING Novex Insurance Company of Canada (February 2005 - Present); Allianz Insurance Company of Canada (February 2005 - Present); ING Canada Inc. (December 2004 - Present); ING Bank, fsb (June 2001- Present); ING Investment Management, Inc (June 2001 - December 2007); ING Insurance Company of Canada (June 2001 - Present); Sul America S.A. (June 2001 - Present); and ING Foundation (March 2004 - Present)

Shaun P. Mathews(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Trustee	November 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (December 2006 - Present), and Head of ING USFS Mutual Funds and Investment Products (October 2004 - Present). Formerly, CMO, ING USFS (April 2002 - October 2004), and Head of Rollover/Payout (October 2001 - December 2003).	179	Mark Twain House & Museum (September 2002 - Present); Connecticut Forum (May 2002 - Present); Capital Community College Foundation (February 2002 - Present); ING Services Holding Company, Inc. (May 2000 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(4), ING Funds Services, LLC(5), ING Investments, LLC(6) and ING Pilgrim Funding, Inc. (March 2006 - Present).

(1)

Trustees serve until their successors are duly elected and qualified, subject to the Board’s retirement policy which states that each duly elected or appointed Trustee who is not an “interested person” of the Fund, as defined in the 1940 Act (“Independent Trustees”), shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)

Shaun Mathews, President, ING USFS Mutual Funds and Investment Products, has held a seat on the Board of Directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(3)

Messrs. Mathews and Crispin are deemed to be “interested persons” of the Trust as defined in the 1940 Act because of their relationship with ING Groep, the parent corporation of the Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(4)

ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(6)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

44

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Officers:

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2006 - Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004 - Present). Formerly, CMO, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout (October 2001 - December 2003).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Executive Vice President	March 2003 - Present	Head of Mutual Fund Platform (February 2007 - Present); and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services, LLC(6) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 57	Executive Vice President	March 2003 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present); and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present). Formerly, Chief Investment Officer of International Investments (August 2000 - January 2003).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Executive Vice President and Chief Compliance Officer	March 2006 - Present November 2004 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present), ING Investments, LLC(2) and Directed Services, LLC(6) (March 2006 - Present); and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Life Insurance and Annuity Company (March 2006 - December 2006); Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (April 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 - March 2005); and Director of Financial Reporting, ING Investments, LLC(2) (March 2001 - September 2002).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Senior Vice President	November 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(2) (January 2001 - October 2003).

Ernest J. C’DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President	May 2006 - Present	Senior Vice President, ING Investments, LLC(2) (December 2006 - Present); and ING Funds Services, LLC(3) (April 2006 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 - March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 - December 2003).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds (May 2006 - Present); and Vice President, Head of Division Operations, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - March 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Vice President and Treasurer	January 2003 - Present March 2003 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (October 2001 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Vice President	February 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (July 1995 - Present); and Vice President, ING Investments, LLC(2) (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 35	Vice President	September 2007 - Present	Vice President, Head of Mutual Fund Advisory Group (April 2007 - Present), Vice President, U.S. Mutual Funds and Investment Products ( May 2005 - April 2007), Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 - September 2004); and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC(2) (September 1999 - October 2001).

45

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC(3) (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 - August 2003).

Kimberly K. Palmer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006); Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 - August 2004); Associate Partner, AMVESCAP PLC (October 2000 - May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Mary Bea Wilkinson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	March 2003 - Present	Head of Strategic Relationships, ING US Financial Services (2003 - Present). Formerly, Senior Vice President, ING Outside Funds Group (2000 - 2002); and Senior Vice President and Chief Financial Officer, First Golden American Life Insurance Company of New York (1997 - 2000).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 31	Assistant Vice President	January 2003 - Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 - Present); and has held various other positions with ING Funds Services, LLC(3) for more than the last five years.

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Secretary	August 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Assistant Secretary	August 2003 - Present	Counsel, ING Americas, U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.
(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)

ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.
(6)	Directed Services, LLC is the sucessor in interest to Directed Services, Inc.

46

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) provides that, after an initial period, the Portfolios’ existing advisory contract will remain in effect only if the Board of Trustees (the “Board”) of ING Investors Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory contract, and who are not “interested persons” of the Trust, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve the contract. Thus, at a meeting held on November 30, 2007, the Board, including a majority of the Independent Trustees, considered whether to renew the Management Agreement (the “Advisory Contract”) between ING Investments, LLC (the “Adviser”) and the Trust, on behalf of the Portfolios.

The Independent Trustees also held separate meetings on October 10 and November 28, 2007 to consider the renewal of the Advisory Contract. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 30, 2007 meeting, the Board voted to renew the Portfolios’ Advisory Contract. In reaching this decision, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Preston Gates Ellis LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory Contract for the one-year period ending November 30, 2008. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory arrangements.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Trustees instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Portfolios’ existing Advisory Contract. Among other actions, the Independent Trustees: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with advisory contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Trustees to review and analyze information in connection with their annual renewal of the Portfolios’ Advisory Contract, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, throughout this period the Independent Trustees have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees, including the International/Balanced/Fixed Income Funds Investment Review Committee (the “I/B/F IRC”). Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal process, and each Portfolio is assigned to the I/B/F IRC, which provides oversight regarding, among other matters, investment performance.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the ING Funds’ 15(c) Methodology

47

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory arrangements for the Funds in the ING Funds complex.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory contracts. The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of Funds in the ING Funds complex. In 2007, the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and proposed selected peer groups of investment companies (“SPGs”) to be used by each Portfolio for certain comparison purposes during the renewal process.

As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the I/B/F IRC reviews benchmarks used to assess the performance of each Portfolio. The I/B/F IRC may apply a heightened level of scrutiny in cases where performance has lagged a Portfolio’s relevant benchmark and/or SPG.

The Board employed its process for reviewing contracts when considering the renewal of the Advisory Contract that would be effective through November 30, 2008. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contract for the Portfolios for the year ending November 30, 2008, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser. This included information regarding the Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 30, 2007 Board meeting included, among other information, the following items: (1) FACT sheets for each Portfolio that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in an SPG, as well as information regarding the Portfolio’s investment portfolio, objectives and strategies; (2) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which benchmarks and SPGs were selected and how profitability was determined; (3) responses from the Adviser to a series of questions posed by K&L Gates on behalf of the Trustees; (4) copies of the form of Advisory Contract; (5) a copy of the Adviser’s Form ADV; (6) the Adviser’s financial statements; (7) drafts of narrative summaries addressing key factors the Board customarily considers in evaluating the renewals of the Advisory Contract, including a written analysis for each Portfolio of how performance, fees and expenses compare to its SPG and designated benchmarks; (8) independent analyses of each Portfolio’s performance by the Trust’s Chief Investment Risk Officer; (9) information regarding net asset flows into and out of the Portfolios; and (10) other information relevant to the Board’s evaluations.

For each Portfolio, its Service Class of shares was used for purposes of certain comparisons to the funds in its SPG. Service Class shares generally were selected so that the Portfolios’ class with the longest performance history was compared to the analogous class of shares for each SPG fund. The mutual funds included in a Portfolio’s SPG were selected based upon criteria designed to mirror the Portfolio’s class being compared to the SPG.

In arriving at its conclusions with respect to the Advisory Contract, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by Management, under which it oversees the sub-advisers to the underlying Funds in which the Portfolios invest. The Board noted the resources that the Adviser has committed to the Board and to the I/B/F IRC to assist the Board and the I/B/F IRC with their assessment of the investment performance of the Portfolios on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the I/B/F IRC to analyze the key factors underlying investment performance for the Portfolios.

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In considering the Portfolios’ Advisory Contract, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of Funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of the Portfolios and other ING Funds, or among the ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer.

The Board also took into account the Adviser’s efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Funds complex more efficient by combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser personnel with the Adviser’s code of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio’s portfolio management team. The Board took into account the resources and reputation of the Adviser, and evaluated the ability of the Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Funds complex) by the Adviser, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser were appropriate.

Portfolio Performance

In assessing advisory relationships, the Board placed emphasis on the net investment returns of each Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category median, Lipper category median, SPG and primary benchmark. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis,” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by the Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, while each Portfolio is subject to a level advisory fee rate, the Board noted that any breakpoints in advisory fee schedules of certain underlying Funds in which the Portfolios invest would result in a lower advisory fee rate when the underlying Fund achieves sufficient asset levels to receive a breakpoint discount. Further, each Portfolio benefits directly (and indirectly though the underlying Funds) from expense limits and waivers of certain fees, and the Board also considered the extent to which economies of scale could be realized through such limitations and waivers.

49

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In evaluating economies of scale, the Independent Trustees also considered prior periodic management reports and industry information on this topic, and the Independent Trustees who were Board members at that time also considered a November 2006 evaluation and analysis presented to them by an independent consultant regarding fee breakpoint arrangements and economies of scale.

Information Regarding Services to Other Clients

The Board requested and, if received, considered information regarding the nature of services and fee rates offered by the Adviser to other clients, including other registered investment companies and institutional accounts. If a fee rate offered to other clients differed materially from those charged to the Portfolios, the Board considered any underlying rationale provided by the Adviser for these differences. The Board also noted that the fee rates charged to the Portfolios and similar institutional clients may differ materially due to the different services and additional regulatory overlay associated with registered investment companies, such as the Portfolios.

Fee Rates and Profitability

The Board reviewed and considered the contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser. In addition, the Board considered any fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered the fee structures of each Portfolio as they relate to the services provided under the contracts and the potential fall-out benefits to the Adviser and its affiliates from their association with the Portfolios. For each Portfolio, the Board determined that the fees payable to the Adviser are reasonable for the services that it performs, which were considered in light of the nature and quality of the services that it has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser’s profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment.

Based on the information on revenues, costs, and profitability considered by the Board, and after considering the factors described in this section, the Board concluded that the profits, if any, realized by the Adviser were not excessive.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 2007 meeting in relation to renewing each Portfolio’s current Advisory Contract for the year ending November 30, 2008. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its SPG.

50

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ING LifeStyle Aggressive Growth Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Lifestyle Aggressive Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year period, the second quintile for the year-to-date and one-year periods, and the fourth quintile for the most recent calendar quarter.

In analyzing this performance data, the Board took into account that in April 2007 additional asset classes were added to the Portfolio as a result of the Asset Allocation Committee’s annual review.

In considering the fees payable under the Advisory Contract for ING Lifestyle Aggressive Growth Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and below the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and below the average expense ratios of the funds in its SPG. In analyzing this fee data, the Board noted that the Portfolio also bears the proportionate expenses of the institutional class shares of the underlying Funds in which it invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Portfolio’s Advisory Contract for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING LifeStyle Growth Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING LifeStyle Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the three-year period, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year period, the fourth quintile for the year-to-date period, and the fifth (lowest) quintile for the most recent calendar quarter and one-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the effect that the composition of the Portfolio’s SPG has on representations of its comparative performance vis-à-vis its SPG; and (2) in April 2007, additional asset classes were added to the Portfolio as a result of the Asset Allocation Committee’s annual review.

In considering the fees payable under the Advisory Contract for ING LifeStyle Growth Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG. In analyzing this fee data, the Board noted that the Portfolio also bears the proportionate expenses of the institutional class shares of the underlying Funds in which it invests.

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Portfolio’s Advisory Contract for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING LifeStyle Moderate Growth Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Lifestyle Moderate Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the three-year period, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year period, the third quintile for the one-year period, and the fourth quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account that in April 2007 additional asset classes were added to the Portfolio as a result of the Asset Allocation Committee’s annual review.

In considering the fees payable under the Advisory Contract for ING Lifestyle Moderate Growth Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG. In analyzing this fee data, the Board noted that the Portfolio also bears the proportionate expenses of the institutional class shares of the underlying Funds in which it invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Portfolio’s Advisory Contract for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING LifeStyle Moderate Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Lifestyle Moderate Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the three-year period, and the fifth (lowest) quintile for the most recent calendar quarter, year-to-date, and one-year periods.

In analyzing this performance data, the Board took into account that in April 2007 additional asset classes were added to the Portfolio as a result of the Asset Allocation Committee’s annual review.

In considering the fees payable under the Advisory Contract for ING Lifestyle Moderate Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG. In analyzing this fee

52

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

data, the Board noted that the Portfolio also bears the proportionate expenses of the institutional class shares of the underlying Funds in which it invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Portfolio’s Advisory Contract for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

BOARD CONSIDERATION AND APPROVAL OF NEW ADVISORY CONTRACT FOR ING LIFESTYLE CONSERVATIVE PORTFOLIO

Section 15 of the 1940 Act mandates that, when a series of the Trust enters into a new advisory arrangement, the Board, including a majority of the Independent Trustees, must approve the new arrangement. Therefore, in order for a new series of the Trust to be launched, the Board must approve the Advisory Contract for that series prior to the commencement of its operations. At a meeting held on September 12, 2007, the Board approved the Advisory Contract for ING LifeStyle Conservative Portfolio, a new series of the Trust, for an initial, two-year term that commenced on October 17, 2007.

In determining whether to approve the Advisory Contract for ING LifeStyle Conservative Bond Portfolio, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the agreement, and the proposed policies and procedures for the Portfolio, should be approved. The materials provided to the Board in support of the proposed advisory arrangements included the following: (1) a memorandum from Management that discusses, among other things, the Adviser’s experience and expertise in the management of other Funds within the ING Funds complex, including the other Portfolios; (2) information about the Portfolio’s proposed investment objective and strategies and anticipated portfolio characteristics; (3) FACT sheets for the Portfolio that compared the Portfolio’s proposed fee structure to its SPG and its Morningstar category median; (4) responses from the Adviser to questions posed by K&L Gates on behalf of the Independent Trustees; (5) supporting documentation, including copies of the form of Advisory Contract; and (6) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by the Adviser in the context of services to the Funds in the ING Funds complex, including the other Portfolios.

At the September 2007 meeting, the Board considered that the Portfolio would be subject to the standard policies and procedures of the Trust previously approved by the Board for the Trust’s other series and approved in accordance with Rule 38a-1 under the 1940 Act. The Board also noted that, in managing the Portfolio, the Adviser would be subject to procedures adopted pursuant to Rule 206(4)-7 under the Investment Advisers Act of 1940 that had been previously approved by the Board in connection with other ING Funds.

The Board’s consideration of whether to approve the Advisory Contract on behalf of the Portfolio took into account several factors including, but not limited to, the following: (1) the nature and quality of the services to be provided by the Adviser to the Portfolio under the Advisory Contract; (2) the Adviser’s experience managing other Funds within the ING Funds complex, including other Portfolios; (3) the Adviser’s strength and reputation within the industry; (4) the fairness of the compensation under the proposed Advisory Contract in light of the services to be provided to the Portfolio; (5) the fairness of the Adviser’s compensation under an Advisory Contract with level fees that does not include breakpoints; (6) the pricing structure (including the estimated expense ratio to be borne by shareholders) of the Portfolio, including that: (a) the proposed management fee for the Portfolio is below the average and above the median management fees of the funds in the Portfolio’s SPG, and (b) the estimated expense ratio for the Portfolio is below the median and average expense ratios of the funds in the Portfolio’s SPG; (7) the projected profitability of the Adviser; (8) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the Adviser, including its management team’s expertise in the management of other ING Funds; (9) the Adviser’s compliance capabilities, as demonstrated by, among other

53

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

things, its policies and procedures designed to prevent violations of the federal securities laws, which had previously been approved by the Board in connection with their oversight of other Funds in the ING Funds complex; (10) the information that had been provided by the Adviser at regular Board meetings, and in anticipation of the September 2007 meeting; and (11) “fall-out benefits” to the Adviser and its affiliates that were anticipated to arise from the Adviser’s management of the Portfolio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s proposed management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s estimated expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Adviser maintains an appropriate compliance program, with this conclusion based upon the Board’s previous and ongoing review of the compliance program. Based on these conclusions and other factors, the Board voted to approve the Advisory Contract for the Portfolio. During its deliberations, different Board members may have given different weight to different individual factors and related conclusions.

54

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Custodian

The Bank of New York Mellon Corporation

One Wall Street

New York, New York 10286

Independent Registered Public

Accounting Firm

KPMG LLP

99 High Street

Boston, Massachusetts 02110

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-ULS	(1207-022908)

Item 2. Code of Ethics.
As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.
Item 3. Audit Committee Financial Expert.
The Board of Trustees has determined that Patrick W. Kenny is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Kenny is “independent” for purposes of Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $1,065,000 for year ended December 31, 2007 and $1,053,100 for year ended December 31, 2006.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $147,129 for the year ended December 31, 2007 and $118,500 for year ended December 31, 2006.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $284,196 in the year ended December 31, 2007 and $268,380 in the year ended December 31, 2006. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

None

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

2

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY
I. Statement of Principles
Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.
Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.
For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.
The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II. Audit Services
The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.
The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.
The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.
III. Audit-related Services
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.
The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.
IV. Tax Services
The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.
The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult

2

outside counsel to determine that tax planning and reporting positions are consistent with this Policy.
The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.
V. Other Services
The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.
The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.
A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.
VI. Pre-approval of Fee levels and Budgeted Amounts
The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).
VII. Procedures
Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

3

VIII. Delegation
The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.
IX. Additional Requirements
The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.
Amended: February 23, 2007

4

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2007 through December 31, 2007
Service

	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.
	√	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.
	√	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $12,600 per audit

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

5

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2007 through December 31, 2007
Service

Fund
	The Fund(s)	Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services — See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]
	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	√		Not to exceed $2,200 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter

Training courses		√	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

For Prime Rate Trust and Senior Income Fund, agreed upon procedures for the Revolving Credit and Security Agreement with Citigroup	√		Not to exceed $21,000 per fund per year

6

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2007 through December 31, 2007
Service

Fund
	The Fund(s)	Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee [2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee [2]

Assistance and advice regarding year-end reporting for 1099’s	√		As presented to Audit Committee [2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

7

Appendix C, continued
Service

Fund
	The Fund(s)	Affiliates	Fee Range
Tax training courses		√	Not to exceed $2,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.
	√		Not to exceed $120,000 during the Pre-Approval Period

8

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2007 through December 31, 2007
Service

Fund
	The Fund(s)	Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $50,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)
Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.
	√	√	Not to exceed $5,000 per Fund during the Pre-Approval Period

Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $35,000 during the Pre-Approval Period

9

Appendix E
Prohibited Non-Audit Services
Dated:   January 1, 2007
•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

10

EXHIBIT A
ING EQUITY TRUST
ING FUNDS TRUST
ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND
ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND
ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
ING RISK MANAGED NATURAL RESOURCES FUND
ING INVESTMENT FUNDS, INC.
ING INVESTORS TRUST
ING MAYFLOWER TRUST
ING MUTUAL FUNDS
ING PARTNERS, INC.
ING PRIME RATE TRUST
ING SENIOR INCOME FUND
ING VARIABLE INSURANCE TRUST
ING VARIABLE PRODUCTS TRUST
ING VP NATURAL RESOURCES TRUST

(e)(2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $499,296 for year ended December 31, 2007 and $1,070,430 for year ended December 31, 2006.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

3

Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments
Schedule is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.
The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.
The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.
Item 11. Controls and Procedures.
(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.

4

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Investors Trust

By	/s/ Shaun P. Mathews

Shaun P. Mathews
President and Chief Executive Officer
Date: March 4, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews

Shaun P. Mathews
President and Chief Executive Officer
Date: March 4, 2008

By	/s/ Todd Modic

Todd Modic
Senior Vice President and Chief Financial Officer
Date: March 4, 2008

5